UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020–December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report for the fiscal year ended December 31, 2020, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of this reporting period. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts (variable products) issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a Fund and collectively, the Funds). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios), each of which is an asset allocation fund-of-funds which invests in certain other Funds of the Trust (Underlying Funds).

In addition, PLFA manages the PSF DFA Balanced Allocation Portfolio, which is an asset allocation fund-of-funds that invests in a variety of eligible third party mutual funds and/or variable insurance trusts (DFA Underlying Funds) which are not Funds of the Trust.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios), each of which is an asset allocation fund-of-funds and which invests in certain other Funds of the Trust (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios.

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of December 31, 2020 are listed below:

PACIFIC SELECT FUND

Sub-Adviser or Adviser	Fund	Page Number

Principal Real Estate Investors, LLC (Principal REI)	Real Estate Portfolio	A-37

MFS Investment Management (MFS)	Technology Portfolio	A-38

Pacific Life Fund Advisors LLC (PLFA)	PSF DFA Balanced Allocation Portfolio	A-39
	Pacific Dynamix-Conservative Growth Portfolio	A-40
	Pacific Dynamix-Moderate Growth Portfolio	A-41
	Pacific Dynamix-Growth Portfolio	A-42
	Portfolio Optimization Conservative Portfolio	A-43
	Portfolio Optimization Moderate-Conservative Portfolio	A-44
	Portfolio Optimization Moderate Portfolio	A-45
	Portfolio Optimization Growth Portfolio	A-46

	Portfolio Optimization Aggressive-Growth Portfolio	A-47

SSGA Funds Management, Inc. (SSGA FM)	PD 1-3 Year Corporate Bond Portfolio PD Aggregate Bond Index Portfolio PD High Yield Bond Market Portfolio	A-48 A-49 A-50

BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index Portfolio PD Large-Cap Value Index Portfolio PD Mid-Cap Index Portfolio PD Small-Cap Growth Index Portfolio PD Small-Cap Value Index Portfolio	A-50 A-51 A-52 A-52 A-53

Dimensional Fund Advisors LP (DFA)	PD Emerging Markets Portfolio PD International Large-Cap Portfolio	A-54 A-55

Each of the sub-advisers and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Adrian S. Griggs Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board). PLFA directly manages the Pacific Dynamix Portfolios, the Portfolio Optimization Portfolios and the PSF DFA Balanced Allocation Portfolio. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2020 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during this reporting period.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of these sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the reporting period. The views expressed in those commentaries reflect those of the respective sub-advisers for the fiscal year ended December 31, 2020.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Trust’s Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2020)

Executive Summary

While large tech companies greatly benefitted during the reporting period from the pandemic-generated work-from-home movement, price multiples on some of these “tech darlings” reached extreme levels, causing investors to shift their focus to underappreciated segments such as small-capitalization and value stocks. After lagging the broader equity market for years, domestic small-capitalization value stocks surged over 30% in the final quarter of the reporting period.

Other overlooked segments such as emerging-market equities gained nearly 20% in the fourth quarter of the reporting period. More broadly, international stocks outpaced the U.S. equity market after struggling in the earlier part of the reporting period to keep pace with U.S. tech leaders.

Within fixed income, high-yield bonds and emerging-market debt benefitted from the continued contraction in credit spreads since the spike in the first quarter of the reporting period.

Outlook

Though investors experienced quite a roller-coaster ride, those who held firm to their positions generally gained over the reporting period as by yearend nearly all markets erased significant losses from the first quarter. We anticipate that governments will remain highly accommodative amid these unprecedented times. Dispensing the COVID-19 vaccine to the masses will likely accelerate the pace of the recovery in 2021 and beyond. These two factors should bode well for further appreciation of risky assets like stocks and credit.

COVID-19 Impacts

Although new COVID-19 cases surged in the U.S. in the fourth quarter of the reporting period, the approval and implementation of vaccines provided a light at the end of the pandemic tunnel. An inoculated consumer base may unleash pent-up demand that has been suppressed for nearly a year, especially for the services sector – which includes many smaller and cyclical value firms.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-Capitalization Recovery

The hope of additional fiscal stimulus and a relatively healthy global recovery fueled the strong runup in small-capitalization value. We anticipate the rotation between sectors and styles seen in the fourth quarter of the reporting period will carry momentum throughout 2021. Fundamental factors such as accelerating revenue growth and quickly improving earnings should be a tailwind for small-capitalization companies. Furthermore, the Biden administration may seek to level the playing field for various sectors. Such measures could include regulations that reduce monopolistic practices and/or hinder buyback activity, which would likely be headwinds for larger companies. We believe small capitalization and value stocks may, after over a decade of underperformance (on an annualized basis), be better positioned than their larger growth counterparts.

China

We continue to expect the Biden administration will take a different approach to China compared to President Trump’s aggressive tactics, which caused China to respond with its own aggressive measures, including a military presence around strategic assets in key regions.

President-elect Biden will have to deal with Chinese President Xi Jinping, whose long-term vision for his country is to be the world’s dominant superpower. Biden will need to maintain a delicate balance of carrot and stick to convince China to play fairly and abide by global standards of trade and business. While Trump may have tried to simply contain China’s growing power and influence, Biden will probably need to take a different approach of being stern yet taking the time to understand China’s true objectives. Biden is also likely to shore up ties with old allies, like the European Union (E.U.), to help pressure China. The specter of military involvement between superpowers may loom if animosity between China and the U.S. rises to untenable levels.

Given the deteriorating relations between the West and China, we could potentially end up with a divided world that is run on two 5G platforms – one based on Western standards and the other driven by Chinese systems. The outcome from a segmented technology will also depend on many factors, including how respective countries treat and regulate their domestic conglomerates like Facebook and Google for the U.S. and Alibaba and Tencent for China.

A Reshaped Foreign-Exchange Market and Cryptocurrencies

Cryptocurrencies such as Bitcoin continued to gain momentum during the reporting period, enticing traders to invest in those volatile investments. Many of these cryptocurrencies are neither backed by authoritative entities nor their currencies, but Facebook, for instance, has been preparing to launch Diem (previously called Libra) that would be backed by traditional currencies such the U.S. dollar, euro and yen. Cryptocurrencies such as the Diem have the potential to uproot traditional central banks and their ability to conduct monetary policies. In other words, the Federal Reserve (Fed) may have less control over interest rates, which in turn can impact discount rates and market valuations.

The New Modern Warfare

While the likelihood of escalating military conflict has risen in the South China Sea region, many of today’s battles are fought through economic and political measures. Foreign hacks into U.S. government and company computer systems continue to rise with the potential to do tremendous damage to the U.S. economy and erode confidence in security. Information security will likely become an increasingly important area of interest. Investors may now prefer to seek protection amid this environment.

The U.S. network-infrastructure market continues to evolve, as cyber threats affect all sectors and industries. The cybersecurity industry continues to grow with hundreds of new startups being launched every year with venture capitalists investing at a record pace. Some of the companies gaining market share in this cybersecurity industry include CrowdStrike and Fortinet, which are listed in the Russell Midcap Growth Index; some of the larger and established players include Cisco Systems and IBM, both of which are represented in the Russell 1000 Value Index. Developing trends in the network security industry could also remain positive for small- and mid-sized cybersecurity companies, as larger entities may look to consolidate. The positive momentum and necessity for better information protection should boost demand for services offered by cybersecurity providers.

Concluding Remarks

In general, we see economic optimism generated by the COVID-19 vaccines and unleashed pent-up demand caused by the pandemic. We also believe the latest tech revolution, driven by COVID-19 and its related shutdowns, will enhance productivity, which should support risk assets. Other potential investment bright spots in 2021 include small-capitalization and value stocks, which we believe will have tailwinds in 2021, and cybersecurity companies that will likely experience increased demand from governments and firms due to the escalating number of hacks.

But like during the reporting period, 2021 could experience significant headwinds, including the deterioration of U.S.-China relations, the continued foreign hacking of U.S. digital infrastructure, and the lingering effects of the pandemic – especially as there are several remaining hurdles to scaling up COVID-19 vaccine distribution.

As always, we will remain optimistic about carefully considered investment opportunities in 2021 while being mindful of potential pitfalls.

Core Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Core Income Portfolio’s Class I returned 9.58%, compared to a 7.51% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	Since Inception (4/27/15)

Fund’s Class I	9.58%	5.66%	4.32%

Fund’s Class P	9.79%	5.87%	4.53%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income using an intermediate term corporate debt focused strategy by investing principally in income producing debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on corporate bonds contributed to performance. Corporate bonds held by the Fund during the reporting period outperformed the asset class in the index given the meaningful move lower in corporate spreads and investor demand following the volatility seen in March of the reporting period. The Fund’s emphasis on A/BBB rated corporate bonds also benefited performance given the outperformance of these credit qualities in the Fund compared to lower credit qualities in the index. Sector overweights to leisure and midstream companies detracted from performance during the reporting period. Security selection in technology and banking sectors contributed to performance. The Fund’s underweight to long maturity government bonds detracted from performance on a relative basis. At the issuer level, the Fund’s overweight to American Airlines EETC (enhanced equipment trust certificates) and EQM Midstream Partners detracted from performance, while the Fund’s overweight to Broadcom and Bank of America contributed to performance.

Diversified Bond Portfolio (managed by Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Diversified Bond Portfolio’s Class I returned 10.35%, compared to a 7.51% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	10.35%	6.67%	5.48%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	10.57%	6.88%	5.65%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks to maximize total return consistent with prudent investment management. We at Western Asset utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

The reporting period was dominated by the COVID-19 pandemic as the virus spread around the globe and COVID-19-induced economic shutdowns caused severe demand destruction, particularly during the first quarter. Throughout the reporting period policymakers implemented containment measures to slow the spread of the virus as well as fiscal and monetary stimulus packages to support both impacted individuals and broad swaths of their national economies. These had the combined impact of stabilizing markets and allowing economies to return to growth. After the extreme sell-off in March, most risk assets ultimately performed well during the rest of the of the reporting period. During the reporting period the Fund’s duration positioning and corporate credit exposures were the two largest contributors to performance.

For most of the reporting period the Fund held a U.S. duration overweight (relative to the benchmark). The Fund’s overweight position was concentrated at the back-end of the yield curve and was intended to serve as a hedge helping to mute downside volatility during periods of time when the market is under stress. At the start of the reporting period, we believed that central banks would continue to offer accommodation and that growth for 2020 would be positive, but slow, while inflation would remain subdued. In that environment, we believed U.S. Treasuries might provide some protection in a risk-off environment. The Fund’s initial outlook for the reporting period was swiftly undone by the COVID-19 crisis, which led to an extreme move in rates in the first quarter as panicked buying of U.S. Treasuries drove yields to all-time lows. Though yields eventually moved back to more reasonable levels, the overall decline in rates for the reporting period was significant, which benefitted the Fund’s duration position.

With regards to the Fund’s yield curve positioning, we believed that once the Federal Reserve cut rates to zero during the first quarter of the reporting period and implemented additional accommodative programs in response to the COVID-19 crisis that it would continue to keep the front to intermediate part of the yield curve anchored. We also believed that the curve would flatten after steepening during the second quarter of the reporting period. Ultimately, the broad swath of the yield curve steepened over the reporting period, and the Fund’s yield curve positioning was a detractor to performance.

Corporate credit exposures, including both non-investment grade and high-yield, were significant positive contributors to performance. The Fund made tactical adds to both sectors at wider spread levels during March and April of the reporting period. This benefitted performance as spreads later tightened meaningfully, ultimately ending the reporting period at spread levels close to where they had begun.

Other detractors to the Fund’s performance during the reporting period included its Emerging Markets (EM) exposures and structured product exposures. EM weighed on the Fund’s performance as U.S. dollar-denominated bond spreads widened on the year and most currencies weakened against the U.S. dollar. EM was particularly impacted by the lower growth effects of the COVID-19 crisis. Structured product, in aggregate, also weighed on performance as the asset class suffered from forced selling from levered participants during the first quarter of the reporting period. Though spreads later tightened as the year wore on, most structured sub-sectors did not quite recover from the March sell-off.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, the Fund primarily used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage its duration and yield curve exposure. We also used non-U.S. Interest Rate Futures to manage exposure to the international bond markets. Credit default swaps on both investment grade and high yield indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Fund also used Mortgage TBAs (To Be Announced) to gain exposure to the Agency mortgage-backed securities (MBS) market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to take outright positions in a variety of currencies, including the Canadian dollar (CAD), Mexican peso (MXN), British pound (GBP), and euro (EUR).

Floating Rate Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Floating Rate Income Portfolio’s Class I returned 4.71%, compared to a 2.78% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	4.71%	4.94%	3.67%

Fund’s Class P	4.92%	5.15%	3.87%

Credit Suisse Leveraged Loan Index	2.78%	5.19%	3.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look for investment opportunities in income producing floating rate loans and floating rate debt securities.

The Fund outperformed the benchmark during the reporting period primarily due to credit quality allocations, sector positioning, and an overweight cash position versus the benchmark in March of the reporting period. The Fund’s underweight (relative to the benchmark) to sectors most exposed to the global pandemic, including energy and retail, contributed to performance during the reporting period. The Fund benefited from an overweight to B vs. BB-rated issuers while the underweight to CCC-rated issuers, in particular distressed CCC-loans, detracted. In contrast to high yield bonds, which saw the outperformance of high-quality BB-rated securities during the reporting period, lower quality bank loans outperformed. The Fund’s emphasis on larger bank loan facility sizes detracted from performance during the reporting period as smaller loan/facility sizes outperformed. For the reporting period, loans/facility sizes over $1 billion returned 2.31% versus loans $200-$300  million returning 4.09%.

High Yield Bond Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the High Yield Bond Portfolio’s Class I returned 5.74%, compared to a 7.05% return for its benchmark, the Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)Pacific	Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	5.74%	7.70%	5.90%

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	7.05%	8.57%	6.79%
	1 Year	5 Years	Since Inception (5/1/11)

Fund’s Class P	5.96%	7.92%	5.74%

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	7.05%	8.57%	6.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the Fund underperformed the benchmark primarily due to sector and credit quality allocations. The Fund’s overweight to the metals/mining sector and the home construction sector, as well as an underweight to the oil field services sector contributed to performance. The Fund’s overweight to the airlines sector and leisure sector detracted from performance. During the reporting period, significant volatility was seen with issuers and industries directly impacted by the global pandemic, including airlines and leisure companies. The Fund’s credit quality allocations, which were overweight CCC rated securities while underweighting BB-rated issuers, detracted from performance. During the reporting period, BB-rated issuers outperformed given investor demand and greater sensitivity to the move lower in treasury yields. Top issue level contributors to performance over the reporting period included TMS International (manufacturing), Antero Resources (oil & gas), and Hecla Mining (materials). Top issue detractors from performance over the reporting period were Occidental (oil & gas), SM Energy (utilities), and Sinclair Broadcasting (media).

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Inflation Managed Portfolio’s Class I returned 11.42%, compared to a 10.99% return for its benchmark, the Bloomberg Barclays US TIPS Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	11.42%	5.24%	3.74%

Bloomberg Barclays US TIPS Index	10.99%	5.08%	3.81%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	11.64%	5.45%	3.58%

Bloomberg Barclays US TIPS Index	10.99%	5.08%	3.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment goal of seeking to maximize total return consistent with prudent investment management by investing in bonds and derivative instruments, focusing on exposure to inflation-indexed debt securities. Interest rate strategies, implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, were positive for the Fund overall, particularly driven by positive contributions from U.S. interest rate positioning as well as contributions from other developed market interest rate strategies. Within breakeven inflation positioning (the difference between nominal and real interest rates), U.S., Eurozone, and United Kingdom (U.K.), breakeven inflation strategies also added to performance.

Within spread strategies, an allocation to Agency MBS added to the Fund’s performance. Exposure to high yield corporate credit added to performance over the reporting period. Lastly, within currencies, a tactical exposure to a basket of emerging market currencies, including the Russian ruble, Brazilian real, and Argentinian peso, detracted from performance.

The Fund’s use of derivatives during the reporting period included the following; the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, and emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund purchased and sold total return swaps to adjust exposure to risk-neutral substitutes for owning physical securities (or physical securities that comprise a given index). The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the Fund manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, bond indices, mortgage pass-throughs, and swaps, as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some, or all, of a Fund’s securities, and as a part of a tactical investment strategy. Lastly, the Fund sold/wrote inflation floors to adjust inflation exposure.

Intermediate Bond Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the period ended December 31, 2020?

A. The Intermediate Bond Portfolio commenced operations on October 23, 2020. For the period from inception through December 31, 2020, the Fund’s Class P returned 1.57%, compared to a 1.13% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the periods ended December 31, 2020
Since Inception 10/23/20

Fund’s Class P	1.57%

Bloomberg Barclays US Aggregate Bond Index	1.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2020, the Fund’s Class I outperformed the benchmark. In seeking the Fund’s goal of maximizing total return, we at JP Morgan invest Fund assets in debt securities that focused on investment grade intermediate-term debt securities (five to ten years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between three and ten years. Taking a long-term approach, we look for individual fixed income investments that we believe will perform well over a market cycle. We are value oriented and make decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

During the reporting period, the Treasury yield curve increased by 0.10% between two- and ten-year market indicators. Two-year yields ended 0.03% lower to finish the reporting period at 0.12%, while the ten-year was 0.07% higher to finish at 0.91%.

The Fund’s duration (which was a positive contributor) and yield curve positioning (which was a negative contributor) were net neutral on the reporting period, as the Fund finished overweight the belly of the curve (five-ten years), overweight the twenty-year, underweight the thirty-year, and maintained a marginal duration underweight versus the benchmark (97% vs benchmark duration). The Fund’s underweight Treasury debt was positive as risk assets rallied on the reporting period.

Security selection in agency MBS was a positive contributor, as the Fund’s mortgages outperformed benchmark mortgage pass-throughs. In a period of elevated mortgage prepayments, the portfolio’s prepayment-protected agency MBS did well. From a sector allocation perspective, the Fund’s overweight to the MBS sector was a detractor. Overall, the Bloomberg Barclays MBS index produced excess returns of 0.28% and absolute returns of 0.34% during the reporting period.

According to the Bloomberg Barclays U.S. Corporate Index, the asset class returned 3.00% during the reporting period, largely driven by a grind tighter in spreads. The Fund’s underweight to the sector was a detractor, but this was more than offset by the positive security selection in the Fund. Security selection in corporates was a positive contributor for the Fund.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Managed Bond Portfolio’s Class I returned 8.34%, compared to a 7.51% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	8.34%	4.71%	4.04%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	8.56%	4.92%	4.12%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments. The Fund seeks to maximize total return consistent with prudent investment management. Duration positioning, implemented through the use of cash bonds, futures, interest rate swaps, swaptions and options, was positive for the Fund’s performance over the reporting period. Tactical U.S. duration positioning and long exposure to German interest rates contributed to performance. Short exposure to United Kingdom interest rates and interest rate strategies within the Eurozone, particularly in Italy, detracted from performance.

Overall, spread strategies in the Fund contributed to performance over the reporting period. Overweight exposure to both Agency and non-Agency MBS contributed to performance relative to the benchmark. Exposure to and selection within corporate credit contributed to returns over the reporting period. Tactical positioning within Treasury Inflation Protected securities (TIPS) detracted from performance over the reporting period. Additionally, currency strategies detracted from performance for the reporting period.

The use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, or emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, bond indices, mortgage pass-throughs and swaps, as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some or all of a Fund’s securities, and as a part of a tactical investment strategy. Lastly, the Fund also held inflation floors that were previously traded in the Fund to hedge duration, though exposures were not adjusted during the reporting period.

Despite a challenging reporting period, for financial markets the year has been extraordinary – as of the end of the fiscal year, global equities were higher than pre-pandemic COVID-19 levels, developed market yields set at near-zero or negative, credit spreads tightened back to levels at the start of the reporting period, and the U.S. dollar was weaker.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Short Duration Bond Portfolio’s Class I returned 3.73%, compared to a 3.33% return for its benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.73%	2.40%	1.74%

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	3.33%	2.21%	1.60%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	3.94%	2.60%	1.93%

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	3.33%	2.21%	1.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year). In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Security selection was the top contributor to the Fund’s relative performance. The Fund’s holdings in lower-rated corporate bonds, such as Ford Motor Credit and Occidental Petroleum, delivered solid results over the reporting period.

Sector allocation also contributed to the Fund’s performance. Our overweight (relative to the benchmark) to crossover corporate bonds and corresponding underweight to U.S. Treasuries benefited relative results. While the arrival of the COVID-19 pandemic caused a deep sell-off in March of 2020, credit markets recovered and spreads tightened amid healthy demand for securities with a yield advantage. Also boosting returns was our inclusion of non-benchmark holdings in asset-backed securities (ABS) and MBS, which benefited from a rebound in risk sentiment.

Interest rate management further supported relative results. Our modestly long duration profile was beneficial as the Federal Reserve cut short-term rates to near zero to address the economic slowdown caused by the pandemic.

The Fund’s overweight allocation to the short-maturity investment-grade corporate sector detracted from Fund performance. Although risk assets rebounded later in the year, the sector underperformed in the first quarter of 2020 as rising COVID-19 concerns and a plunge in oil prices contributed to a sell-off in risk assets. However, this was more than offset by security selection within the sector. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also detracted as the sector was hard hit during the downturn in the first quarter of the reporting period.

As of the end of the reporting period, the Fund held interest rate futures generating gross exposure of approximately 24.90%. The Fund also held index credit default swaps during the reporting period. The estimated return impact from employing futures was 0.25% and 0.01% from swaps for the reporting period.

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Emerging Markets Debt Portfolio’s Class I returned 1.75%, compared to a 5.26% return for the broad-based, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 3.86% for the sector-specific Emerging Markets Debt Composite Benchmark.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 30, 2012 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 30, 2012 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Year	Since Inception (4/30/12)

Fund’s Class I	1.75%	6.88%	3.31%

Fund’s Class P	1.96%	7.09%	3.52%

J.P. Morgan EMBI Global Diversified Index	5.26%	7.08%	5.63%

Emerging Markets Debt Composite Benchmark	3.86%	6.19%	3.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the sector-specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period the Fund’s allocation to emerging markets sovereign external debt decreased, starting the reporting period at 61.05% and ending at around 59% of the Fund’s net asset value (NAV). Over the reporting period, the Fund’s exposure to corporate debt increased, starting the reporting period at 6.45% and ending at around 14.10% of NAV. Finally, the Fund’s exposure to emerging market local bonds and net exchange rate positions shifted throughout the period, starting the reporting period at 52.88%, reaching a month end low point of 43.31% as the global economy reacted to the pandemic, and ending at around 55.20% of NAV.

The Fund’s overweight position in hard currency sovereign external debt detracted from the Fund’s relative performance over the reporting period. Overall, the largest detractor over the period was driven by security selection in hard currency sovereign debt. The Fund’s overweight position in local currency sovereign debt and off-benchmark allocation to corporate debt contributed positively to relative returns over the reporting period.

In the emerging markets sovereign external debt space, the top country detractors from performance were Ecuador, Lebanon and Venezuela. Within local currency assets, the allocation to the Brazilian real detracted from performance, while overweight positions in the Mexican peso and the South African rand contributed to performance. Overall, largest country detractors over the reporting period were positions in Ecuador, Lebanon and Venezuela. The largest country contributors to Fund performance over the reporting period were Mexico, China and South Africa.

The Fund’s positions in derivatives are mainly in foreign exchange (FX) forwards – notably to hedge the FX exposure of some local currency bond positions, and some swaps – for efficient portfolio management purposes.

With one of the highest rates of infection from the COVID-19 pandemic and an economy significantly dependent on oil exports, Ecuador faced a major challenge early in the reporting period in balancing domestic needs and maintaining its debt payment schedule. Ecuador undertook a number of challenging steps to remain in compliance with the requirements of the existing $4.2 billion U.S. dollar International Monetary Fund (IMF) financial support package. As the payment date for a March bond maturity approached, there was considerable political pressure to suspend the payment, but the government paid the bond maturity and indicated it would commence discussions with bondholders to “consensually reorganize” its debt obligations while utilizing the grace period on interest payments as a bridge to the anticipated receipt of new financing from the IMF and bilateral lenders. In August, the IMF agreed on a new $6.5 billion U.S. dollar Extended Funding Facility program, of which $4.0 billion U.S. dollars was disbursed in 2020. The new agreement permitted the successful restructuring of Ecuador’s $17 billion U.S. dollar external debt.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Lebanon suspended payments on its external bonds prior to an early-March maturity and subsequently declared a moratorium on its entire debt stock. Early attempts at negotiation with the IMF reached a quick stalemate as the Lebanese government was unable to reach consensus on the magnitude of the problem or the steps required to address it. The government ultimately collapsed following an explosion in Beirut and, despite the appointment of several Prime Minister designates, the country remains without a government as various sectarian factions refuse to agree on the allocation of ministerial responsibilities. International pledges of support remain suspended as those donors require both a functioning government and the initiation of significant reforms.

Bond prices for Venezuela continue to languish as the U.S. looks to tighten sanctions further and as the domestic political environment remains extremely tense between Nicolas Maduro and Juan Guaido and their supporters. Maduro lost a significant court battle in the U.K. over ownership of the country’s gold held in reserve, and with no active oil rigs in the country, oil production has largely ceased. Parliamentary elections were held on December 6, 2020 in Venezuela, with low voter participation; the election was boycotted by the Guaido-led opposition. This resulted in a new National Assembly and a continued worsening of the political crisis, as Guaido’s claim to be the lawful president of the country is questionable as the “old” National Assembly has ceased to exist despite its own vote to extend the body’s life for an additional year. The U.S. government extended the license prohibiting seizure of the collateral supporting the defaulted Petroleos de Venezuela, S.A. (PDVSA) 2020 bond, as the matter continues to be litigated in U.S. courts.

Chinese corporate credit exposure to the Property sector was the primary driver of outperformance over the reporting period. The new “Three Red Lines” policy, an attempt to curb excessive leverage within the corporate sector, should have a positive impact on credit fundamentals within the real estate sector, as companies attempt to de-lever, raise equity and reduce supply of U.S. dollar bonds. Names like Evergrande, which have underperformed in recent months, have announced significant refinancing activity onshore with no new U.S. dollar issuance, resulting in strong price appreciation for the offshore bonds.

Economic data releases confirmed the continuation of a partial economic recovery in Mexico, although depressed year on year tourism revenues highlighted the slow recovery in those sectors most exposed to the pandemic. Rating agency S&P affirmed Mexico’s BBB rating with Negative outlook, noting that the main risk to the rating is the implicit support provided to Pemex. There was much criticism of a Senate-approved proposal to require The Bank of Mexico (Banxico) to buy foreign paper currency from domestic banks due to concerns it would aid the placement process of money laundering and would infringe on central bank autonomy, consideration of the bill was postponed until February.

South Africa lost its last investment grade rating when Moody’s downgraded the sovereign to Ba1 during the second quarter of the reporting period. Already in the first quarter of the reporting period the economy had shown negative growth, continuing the technical recession experienced in the third and fourth quarters of 2019. The government indicated its interest in re-negotiating the public sector wage bill, reopening the 3-year agreement from 2018 in an effort to reduce the 2020/2021 fiscal year expenditures. The government continues to be challenged by its ability to manage the financial challenge of management of Eskom, the state-owned electric utility. South Africa received considerable financial support from multinationals, including a $4.5 billion U.S. dollar Rapid Financing Instrument from the IMF in addition to other sources including the World Bank and the New Development Bank. The Medium Term Budget Policy Statement in October 2020, laid out initial plans to addressing the sizeable fiscal deficit.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Dividend Growth Portfolio’s Class I returned 13.44%, compared to an 18.40% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2010. The Fund changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.44%	14.19%	13.08%

S&P 500 Index	18.40%	15.22%	13.88%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	13.66%	14.42%	12.78%

S&P 500 Index	18.40%	15.22%	13.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Our underweight allocation (relative to the benchmark) to the information technology sector was the Fund’s largest relative performance detractor for the reporting period. Stock selection within the sector also hurt relative results. The information technology sector is our largest allocation, and it was the best absolute contributor for the Fund and the benchmark. However, the Fund was underweight relative to the benchmark because many of the top-performing benchmark holdings do not pay dividends and lack the fundamental underpinnings we prize. While we view many names in the sector as cyclical, we believe certain information technology companies are poised for strong secular growth. Our largest detractor within the information technology sector was Apple. Although we held a 4.71% position in the stock at the end of the reporting period, and the shares soared more than 80% during the reporting period, the Fund was underweight the benchmark’s 6.70% ending allocation.

Stock selection and an underweight allocation to the consumer discretionary sector, which delivered strong gains, detracted from the Fund’s relative results. We believe that certain companies in the sector have the potential for durable earnings growth and offer favorable risk/reward profiles. However, we have remained selective and underweight relative to the benchmark. The Fund’s largest industry exposure is to hotels, restaurants, and leisure, an area that underperformed during the global pandemic and we think will recover sharply over the intermediate to longer term. The largest detractor in the sector was Amazon.com, which the Fund did not own because that company does not pay a dividend.

Stock selection and our underweight allocation drove a solid relative performance contribution in the energy sector although the sector endured a punishing decline for the reporting period. Avoiding several of the benchmark’s largest decliners that lost approximately half their value during the reporting period contributed to relative performance. The Fund’s best relative performance contributors were TC Energy and Total. Given the uncertainties related to COVID-19, energy-related companies remain hesitant to invest given the lackluster demand at this point in the cycle.

Stock selection in the health care sector generated a strong relative performance contribution, although an overweight allocation to the sector, which underperformed over the reporting period, detracted. The Fund’s strongest relative performance contributor in the sector was Danaher, a diversified medical and industrial conglomerate that benefited from rising sales of COVID-19-related diagnostic tools. We like the company for its diversified business model, exposure to end markets with secular growth or low cyclicality, and seasoned management team. The health care sector offers compelling, relatively stable growth potential and can perform well in multiple economic scenarios. Our largest industry weights are in health care equipment and supplies and pharmaceuticals.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Equity Index Portfolio’s Class I returned 18.11%, compared to an 18.40% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	18.11%	14.87%	13.56%

S&P 500 Index	18.40%	15.22%	13.88%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	18.35%	15.10%	13.27%

S&P 500 Index	18.40%	15.22%	13.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to track, as closely as possible, the total return of common stocks that are publicly traded in the United States as represented by the benchmark index . In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the benchmark, finished the year with strong positive performance of 18.40% over the reporting period. Top contributors in the benchmark (and subsequently to the Fund’s performance) were the technology sector at 43.88%, the consumer discretionary sector at 33.30% and the communication services sector at 23.61%. The energy sector at -33.67%, the real estate sector at -2.27% and the financials sector at -1.70% were among the lowest performers for the reporting period

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

Focused Growth Portfolio (managed by Janus Capital Management LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Focused Growth Portfolio’s Class I returned 38.29%, compared to a 38.49% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	38.29%	21.12%	16.72%

Russell 1000 Growth Index	38.49%	21.00%	17.21%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	38.58%	21.38%	16.91%

Russell 1000 Growth Index	38.49%	21.00%	16.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. As part of our investment strategy, we at Janus seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage, or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Stock selection in the communication services sector and an underweight allocation (as compared to the benchmark) in the consumer staples sector contributed to relative performance during the reporting period. Stock selection in the consumer discretionary sector and an underweight allocation in the information technology sector detracted from relative results.

Owning the social media operator Snap, Inc. contributed to the Fund’s performance. During the reporting period, Snap, Inc reported results that beat estimates, driven by faster average revenue per user growth in North America and Europe and new user growth in the rest of the world. As Snap has introduced new features and the company has matured, we have begun to see its business model evolve into a core digital advertising platform with the potential for significant growth.

Align Technology a medical device company that designs, manufactures and markets dentistry products also contributed to the Fund’s performance. During the reporting period, the company reported results that surpassed estimates, and its strong balance sheet has enabled it to invest significantly. As COVID-19 accelerated the digitization of dental procedures, Align had the ability and the willingness to implement market development initiatives and disproportionately benefit while competitors were struggling. We continue to believe that Align is competitively positioned to capitalize on the long-term trend away from traditional bracket braces to clear aligners.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Another contributor to the Fund’s performance was Twilio, Inc., a cloud-based Platform as a Service (PaaS) company, reported better-than-expected results during the reporting period as it saw increased demand for its customer engagement platform as digital transformation efforts were accelerated amid the COVID-19 pandemic.

Also contributing to the Fund’s performance was Avalara, Inc. This “Software as a Service” company is a provider of tax calculation solutions for medium-size e-commerce businesses. Companies that sell goods online are now required to collect the appropriate sales tax for each state they sell into, even if they do not have a physical presence in that state. This requirement, combined with the complexity of the U.S. tax code, makes Avalara’s software an essential service for many online businesses.

Netflix, Inc., a provider of subscription streaming entertainment service, has been a clear beneficiary of the COVID-19 environment and contributor to the Fund’s performance during the reporting period with a fairly low-priced product that has seen a spike in demand amid social distancing. Netflix’s business model also benefited relative to its competition due to its ad-free structure. As business activity slowed and advertising decreased, competitors more reliant on advertising revenue were impacted.

Tesla, Inc., a leading electric vehicle manufacturer, reported impressive sales during the reporting period that held up meaningfully better than those of its peers. Due to the Fund’s underweight position relative to the benchmark and the stock’s very strong performance, the Fund’s relative results lagged.

Owning a position in Boston Scientific, Corp. detracted from the Fund’s performance, the cardiovascular-focused medical device company, was hurt earlier in the reporting period as medical procedures were canceled or delayed due to the pandemic. Later, the company’s shares suffered as it voluntarily recalled its Lotus Edge transcatheter aortic valve replacement (TAVR) product. We remain constructive on the stock despite this setback. The TAVR market is currently a small portion of the company’s revenue and profitability and, in our view, the company is attractively valued as one of the fastest-growing companies within the medical technology industry.

The Fund’s underweight position in Apple, Inc., an information technology company, detracted from relative performance, as Apple posted strong returns for the reporting period. There has been continued strength in the stock as investors have become more confident in its interconnected ecosystem of products and services, as well as the durability of its revenue model. The company has shifted from a purely hardware-based model to one more reliant on providing both hardware and complementary services, like Apple Music, Apple Cloud and Apple TV+.

Defense contractor L3Harris Technologies, Inc., also detracted from relative performance. Defense stocks in general held up better during the initial COVID-related market sell-off, but struggled later in the reporting period. Fiscal stimulus governmental spending will likely lead to strained government budgets for the foreseeable future. As a result, fears that defense spending will be negatively impacted weighed on the stock.

Also detracting from performance of the Fund was Wabtec, Corp. The company provides technology-based equipment and services for the global rail industry. The company suffered during the onset of the pandemic as rail volumes declined significantly. Long term, we believe that Wabtec can benefit from the modernization of railroads, including technological improvements to enhance safety, logistics and automation that can make rail freight more competitive compared to trucking.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Growth Portfolio’s Class I returned 31.56%, compared to a 38.49% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	31.56%	20.15%	15.88%

Russell 1000 Growth Index	38.49%	21.00%	17.21%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	31.82%	20.39%	15.87%

Russell 1000 Growth Index	38.49%	21.00%	16.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

An underweight position in the communications sector detracted from the Fund’s performance relative to the benchmark. Within this sector, an underweight position in computer and personal electronics maker Apple detracted from relative returns.

Stock selection in the consumer, cyclical sector also detracted from relative results. Not owning shares of electric vehicle manufacturer Tesla and the timing of the Fund’s overweight position in apparel retailer Ross Stores (security was not held in the Fund at reporting period end) detracted from relative performance.

The timing of the Fund’s overweight positions in financial technology services provider Fiserv (security was not held in the Fund at reporting period end), medical devices maker Boston Scientific, electronic payment services company Global Payments, construction materials company Vulcan Materials and global provider of banking and payment technologies Fidelity National Information Services detracted from relative returns. Additionally, the Fund’s position in medical device maker Medtronic (security is not a benchmark constituent and was not held in the Fund at reporting period end) also detracted from relative results.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

A combination of an underweight position and stock selection in the industrial sector contributed to relative performance. Within this sector, not holding shares of both aerospace company Boeing and defense contractor Lockheed Martin benefited relative returns.

Stocks in other sectors that contributed to relative returns included overweight positions in credit card payment processing solutions services provider Square, software company Adobe Systems, index data provider MSCI and digital payment technology developer PayPal. Additionally, not owning shares of biotechnology firm Amgen and beverage maker Coca-Cola, holdings of cloud-based e-commerce platform operator Shopify (security is not a benchmark constituent) and the timing of the Fund’s underweight position in pharmaceutical company Merck further contributed to relative performance.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Large-Cap Growth Portfolio’s Class I returned 38.35%, compared to a 38.49% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	38.35%	20.18%	16.83%

Russell 1000 Growth Index	38.49%	21.00%	17.21%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	38.62%	20.42%	16.53%

Russell 1000 Growth Index	38.49%	21.00%	16.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the BlackRock portfolio management team, seek to provide long-term growth of capital. We implement the Fund’s investment strategy by identifying and investing in companies for which the magnitude and/or duration of their future growth prospects are underappreciated by the market. In particular, we seek large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

The largest contributor to the Fund’s relative performance was the communication services sector, where stock selection within the interactive media & services and entertainment sub-sectors drove strength during the reporting period. In particular, an out of-benchmark position in Snap Inc, within interactive media & services, and an overweight position in Netflix Inc, within entertainment, were key contributors to relative performance during the reporting period. In consumer discretionary, overweight positions to e-commerce giants, MercadoLibre Inc and Amazon.com, contributed to performance as both benefited from the accelerated push into e-commerce throughout COVID-19 lockdowns and quarantine measures. In addition, an overweight position in Lowes Companies within the specialty retail sub-sector also contributed to relative performance as the company profited from an increase in new home ownership and subsequent home renovations during the reporting period. Lastly, selective positioning in the consumer staples sector drove relative results, as many staples sub-sectors suffered from COVID-19 related headwinds.

The largest detractor from the Fund’s relative performance over the reporting period was the information technology sector, driven by a substantial underweight to the technology hardware, storage & peripherals industry, and security selection amongst semiconductor & semiconductor equipment names. Notably, a large underweight to Apple, a key technology hardware name, and an underweight position in semiconductor company Nvidia detracted from the Fund’s relative results. Another detractor during the reporting period was the health care sector, where stock selection in the health care equipment & supplies industry, specifically an overweight position in Boston Scientific Corporation hurt relative results as the company suffered from COVID-19 related concerns and expectations for nearly all elective procedures. Lastly, positioning in financials weighed on relative results led by an overweight to capital markets which underperformed as the impacts of COVID-19 disrupted businesses including CME Group and S&P Global Inc.

The largest overweight in the Fund at the end of the reporting period was the consumer discretionary sector, followed by the materials and communication services sectors. Consumer staples, health care and energy were the largest underweights in the Fund.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Large-Cap Value Portfolio’s Class I returned 5.87%, compared to a 2.80% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective December 5, 2012, ClearBridge Investments, LLC changed its name from ClearBridge Advisors, LLC.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	5.87%	9.66%	10.71%

Russell 1000 Value Index	2.80%	9.74%	10.50%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	6.08%	9.88%	10.16%

Russell 1000 Value Index	2.80%	9.74%	9.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

emerging business models or products. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach, which focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall security selection contributed to the Fund’s performance during the reporting period. Specifically, stock selection within the information technology (IT), communication services, financials, industrials and real estate sectors positively impacted the Fund’s relative performance. An overweight (relative to the benchmark) in the IT sector and underweights to the health care and financials sectors also contributed to the Fund’s relative performance. On an individual holding basis, the leading contributors to relative Fund performance for the reporting period included positions in Apple, Microsoft and Lam Research in the IT sector, Charter Communications in the communication services sector and Deere in the industrials sector.

Relative to the benchmark, the Fund’s security selection in the health care, consumer staples and materials sectors detracted from performance during the reporting period. The Fund’s cash position and underweights to the utilities and consumer discretionary sectors also detracted from relative returns during the reporting period. In terms of individual holdings, the leading detractors from relative Fund performance included positions in Suncor Energy in the energy sector, Anheuser-Busch InBev and Philip Morris in the consumer staples sector, Raytheon Technologies in the industrials sector and U.S. Bancorp in the financials sector.

During the reporting period, we established new positions in Capital One Financial, ConocoPhillips, Alphabet, Lam Research, Northrop Grumman, PepsiCo, Qualcomm, Reynolds Consumer, T-Mobile and Vertiv. We closed positions in Anheuser-Busch InBev, CVS Health, Fox, Pfizer, Philip Morris, Royal Dutch Shell, AT&T, Wells Fargo and Exxon Mobil. We received shares of Otis and Carrier from the merger of Raytheon and portfolio holding United Technologies, retaining the shares of Otis while selling the shares of Carrier.

Notwithstanding near-term uncertainty and market volatility, we think the companies held by the Fund should outperform over time. We continue to maintain our disciplined investment approach, focusing on competitively advantaged companies with strong franchise characteristics that we believe are capable of generating superior returns across cycles.

Main Street Core Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Main Street Core Portfolio’s Class I returned 13.94%, compared to an 18.40% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	During the reporting period Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.94%	12.70%	12.43%

S&P 500 Index	18.40%	15.22%	13.88%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	14.16%	12.93%	12.46%

S&P 500 Index	18.40%	15.22%	13.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Invesco Main Street team, strive to keep the Fund in an all-weather orientation. Traditionally, this approach has been favored during periods of economic uncertainty and heightened market volatility as investors favor stocks of higher quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. With a goal of seeking long-term growth of capital and income in mind, we focus on companies with economic advantages and skilled management teams positions us well during most market environments. During times of economic volatility, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance. The Fund principally invests in common stocks of U.S. companies with large market capitalizations.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The biggest detractors to relative performance included stock selection in the information technology, energy, and health care sectors. Underweight to the information technology sector was also a headwind as that sector had the biggest gains during the reporting period. Key individual detractors to relative performance that were owned for the majority of the reporting period included Magellan Midstream Partners, Suncor Energy, and Capital One. Apple (technology) was the largest individual relative detractor by not owning it for the majority of the reporting period because it experienced significant gains while also being the largest position in the benchmark. We initiated a position in Apple during the fourth quarter of the reporting period.

The energy sector was the worst performing sector during the reporting period, which negatively impacted Magellan and Suncor. Magellan is primarily a refined products pipeline company and Suncor is an integrated energy company. We exited the Fund’s position in Suncor during the period as the multi-year lows in oil prices and refining utilization negatively impacted the company’s profitability.

Capital One, a financial company, underperformed relative to the benchmark after the unemployment picture deteriorated due to the COVID-19 crisis. Record unemployment claims due to government ordered business shutdowns and stay-at-home orders drove investors to sell stocks that are closely tied to employment trends and the ability for consumers to make payments on their credit cards and other loans.

The biggest contributors to relative performance included stock selection in the consumer discretionary and real estate sectors. An overweight to the consumer discretionary sector also benefitted performance. Key individual contributors to relative performance included Microsoft, Amazon and Qualcomm.

Microsoft, a technology company, and Amazon, a consumer discretionary company, have been key beneficiaries of the stay-at-home trends driven by the COVID-19 pandemic. Both companies saw particularly strong demand for their cloud offerings driven by the acceleration of digital transformation that took place across companies and sectors during the reporting period. Amazon also continued to experience market share gains in its e-commerce business.

Qualcomm, a technology company, benefitted from the ramp-up in 5G technology. The company particularly benefitted from Apple’s launch of its 5G iPhone, which saw strong initial demand. In addition, the company resolved its licensing dispute with Huawei and the Federal Trade Commission anti-competition ruling against Qualcomm was overturned on appeal.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Mid-Cap Equity Portfolio’s Class I returned 27.51%, compared to a 17.10% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	27.51%	15.41%	11.61%

Russell Midcap Index	17.10%	13.40%	12.41%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	27.77%	15.64%	11.35%

Russell Midcap Index	17.10%	13.40%	11.67%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Scout manage the Fund’s strategy, which is focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that we believe are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy invests in mid-cap stocks with emphasis on stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top down (macroeconomic or political changes) or bottom up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection overall outperformed for the Fund in nine out of eleven sectors during the reporting period. Stock selection in basic materials and real estate sectors underperformed.

Sector allocation overall positively contributed to the Fund’s relative performance during the reporting period with an underweight (relative to the benchmark) in the real estate sector being the largest contributor, excluding the effect of cash, which was also a significant positive contributor to relative performance since a larger cash position was held during a period of profound market weakness. Sector allocation effect was positive for six out of eleven sectors, with information technology, healthcare, communications, industrials, and financials sectors positioning having a negative effect on relative performance. Positive sector allocation effect was generated from the real estate, energy, consumer discretionary, consumer staples, utilities, and basic materials sectors.

At the individual security level, the top contributor was Crowdstrike Holdings, Inc., a cloud-based security software provider that benefited from the surge in remote workers. Roku Inc. was the second largest overall security-level contributor, as this popular home streaming video service continued to grow, add content, and expand into new countries, including Brazil. Floor and Décor Holdings Inc., a flooring specialist retailer, performed well as it posted strong sales growth following the economic downturn as interest rates remained low and existing homes sales and remodeling activity recovered.

The top detractor for the reporting period was Carnival Corp., in the consumer discretionary sector. The largest cruise line operator was hurt by lingering restrictions on cruising due to the COVID-19 pandemic. Lamar Advertising Company, a leading billboard operator, was hurt by the curtailment of advertising revenue and by a reduction of miles driven. Finally, AGNC Investment Corp., a mortgage Real Estate Investment Trust (REIT) that owns primarily government agency backed mortgages, detracted from performance due to the sharp increase in mortgage backed security volatility near the depths of the recession, as mortgage spreads widened compared to treasury bonds. This had the effect of lowering book value despite the generally high credit quality of their mortgage backed holdings.

In summary, the Fund posted a strong absolute return for shareholders in the reporting period and both stock selection and sector allocation contributed to outperformance compared to the benchmark. We were fortunate to position defensively during the early part of the reporting period when equity markets experienced price weakness as the COVID-19 pandemic emerged, and shifted to a higher beta position with good stock selection near the market lows and for the balance of the reporting period. We are continuing to run the same investment process that focuses on better balance sheets and cash generating businesses.

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Mid-Cap Growth Portfolio’s Class I returned 50.14%, compared to a 35.59% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	50.14%	23.05%	14.30%

Russell Midcap Growth Index	35.59%	18.66%	15.04%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	50.44%	23.29%	13.48%

Russell Midcap Growth Index	35.59%	18.66%	14.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. In selecting investments, we at Ivy maintain the Fund’s strategy by primarily emphasizing a bottom-up approach with a focus on companies with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

All sectors in the benchmark and Fund posted positive returns during the reporting period, except for the energy sector, which suffered from the shelter-in-place mandates globally due to the COVID-19 pandemic. Sector overweight and underweight allocations compared to the benchmark were an overall detractor to the Fund’s relative performance to the benchmark. However, stock selection – the expected primary driver of returns for the strategy – more than made up for the negative performance, netting out to an overall outperformance for the Fund as compared to its benchmark index.

The strongest contribution to the relative outperformance where the Fund had exposure was in the information technology sector, followed by industrials, consumer discretionary, health care, financials, consumer staples and materials sectors. The Fund’s underexposure to the underperforming real estate sector contributed to relative performance.

The information technology sector was the largest allocation and strongest relative contributor within the Fund for the reporting period. The top relative contributors for the sector were Twilio, Inc., and DocuSign, Inc.

Detractors to performance were generated from the energy and communication services and utilities sectors by way of no holdings in a very small allocation within the benchmark. Equity options detracted from performance by way of exposure throughout the reporting period to portfolio insurance in lieu of raising excess cash. While there was tremendous uncertainty throughout the reporting period due to macro disruptions, the market largely shrugged off the uncertainty and thus, the portfolio insurance was not needed. Cash, as would be expected in a strong market environment, while at the lower range of the Fund’s historical norms, was also a drag on performance.

The top five individual holdings that were relative contributors in the Fund for the reporting period were Twilio, Inc., DocuSign, Inc. Square, Inc., MercadoLibre, Inc. and Monolithic Power Systems, Inc.

The bottom five individual holdings that were relative detractors in the Fund for the reporting period were Noble Energy, Inc. Nordstrom, Inc. Axalta Coating Systems Ltd., BorgWarner, Inc. and Coherent, Inc.

Mid-Cap Value Portfolio (managed by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Mid-Cap Value Portfolio’s Class I returned 5.52%, compared to a 4.96% return for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	5.52%	9.23%	9.08%

Russell Midcap Value Index	4.96%	9.73%	10.49%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	5.73%	9.45%	8.57%

Russell Midcap Value Index	4.96%	9.73%	9.78%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the management team at Boston Partners, invest primarily in common stocks of U.S. companies that we identify as having value characteristics. In selecting investments for the Fund, we examine various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. We also select securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, sector allocation has largely been responsible for outperformance. The Fund’s overweight in the information technology, health care, industrials, and consumer discretionary sectors and underweight in the real estate and utilities sectors contributed to relative returns. Stock selection was strong within the consumer discretionary and communication services sectors and the industrials sector also contributed positively for the reporting period. Within the consumer discretionary sector, e-commerce company eBay outperformed as consumers shifted their shopping online with brick-and-mortar retail stores shutdown. In the communication services sector, gaming companies Activision, NetEase, and Electronic Arts added value due to more demand during stay-at-home orders. Within the industrials sector, electric equipment companies Eaton, Rockwell Automation, and AMETEK are consistent cash generators with strong balance sheets and have contributed positively to relative returns.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection within the energy, health care, and materials sectors detracted from relative performance during the reporting period. In the energy sector, refiners Marathon Petroleum and Valero Energy underperformed as weak oil prices weighed on future expected cash flows and stock prices due to disappointing demand and oversupply. Within the health care sector, not owning expensive pharma/biotech and life science tools companies with COVID-related business such as Catalent, Agilent, and Bio-Rad detracted from relative performance. In the materials sector, not owning expensive gold companies Newmont, Freeport-McMoRan, and Royal Gold impacted performance as investors sought safety during the sell off earlier in the reporting period. The Fund’s overweight to the financials sector and underweight to the materials and communication services sector reduced relative returns.

We increased the Fund’s exposure to the consumer discretionary and industrials sectors and reduced exposure to the communication services sector as of the end of the reporting period. In the consumer discretionary sector, we added mattress manufacturer Tempur Sealy who has shown strong growth and market share gains and we expect momentum to continue in 2021. We also added Ulta Beauty and eBay positions. Within the industrials sector, we added commercial aerospace companies General Dynamics and Alaska Airlines. We expect recent vaccine approvals to improve air travel more quickly than previously anticipated which should benefit the depressed valuation of these companies. Within the communication services sector, we sold video game company Activision Blizzard, which exceeded our price target after appreciating during the reporting period.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Small-Cap Equity Portfolio’s Class I returned 5.42%, compared to a 4.63% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the Fund on May 1, 2010, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	5.42%	10.04%	8.66%

Russell 2000 Value Index	4.63%	9.65%	8.66%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	5.63%	10.26%	8.24%

Russell 2000 Value Index	4.63%	9.65%	8.07%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

For the reporting period, the BlackRock portion of the Fund underperformed the benchmark. In seeking long-term growth of capital for the Fund, we at BlackRock maintain our portion of the Fund’s strategy by seeking to track the performance of the Fund’s benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Small-capitalization value U.S. equities, as represented by the benchmark, finished the reporting period with strong positive performance of 4.63%. Top contributors for the benchmark, which were also contributors to our portion of the Fund’s performance for the reporting period, were the consumer staples sector at 37.43%, consumer discretionary sector at 32.64% and health care sector at 32.13%. Detractors from performance for our portion of the Fund for the reporting period were the energy sector at -36.63%, real estate sector at -9.66% and utilities sector at -9.32%.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

Franklin

For the reporting period, the Franklin managed portion of the Fund outperformed the benchmark. In seeking long-term growth of capital for the Fund, we at Franklin seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

worth and have the potential for capital appreciation. We target investments in historically successful companies, with understandable business models, good corporate governance and low debt, that we view as temporarily trading at depressed levels relative to future earnings power over the long-term. We believe this active management investment approach constitutes our competitive advantage and can offer both meaningful upside potential and a degree of downside protection in periods of financial market turbulence. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Relative to the Fund’s benchmark, overweighting and stock selection in the industrials sector contributed to our portion of the Fund’s performance, as did stock selection within the financials sector. An underweighting within the energy sector contributed to performance as well. Relative results were also helped by stock selection within the information technology and consumer staples sectors and an underweighting to the real estate sector. Our portion of the Fund’s best-performing stocks on a contribution-to-return basis were BJ’s Wholesale Club Holdings, Avient and Boot Barn Holdings.

BJ’s Wholesale Club Holdings, a warehouse club retailer, rose during the reporting period as it benefited from increased consumers spending towards food at home as a result of the pandemic. Furthermore, BJ’s reported strong membership growth and material market share gains as customers consolidated shopping trips and became increasingly focused on value.

Avient, a value-add chemicals company, rose due to stronger than expected earnings results, driven by sequential improvement in demand across all regions and end markets including healthcare, consumer discretionary and autos. The company also completed the acquisition of Clariant’s Masterbatch business on July 1, 2020, which further improves the company’s exposure to specialty applications and business mix. Additionally, the company’s management remains committed to returning cash to shareholders and deleveraging the corporate balance sheet.

Shares of Boot Barn Holdings, a western and work wear retailer, recovered strongly as the economy reopened post-lockdown early in the reporting period. The company reported better-than-expected same-store sales and lower promotional activity. It also benefited from increased consumer discretionary expenditures tied to the U.S. Congress passing the fiscal stimulus package.

In contrast, underweighting and stock selection in the health care sector and stock selection among consumer discretionary and utilities stocks detracted from our portion of the Fund’s performance. Detractors from absolute performance included Retail Properties of America, Toll Brothers and Brandywine Realty Trust.

Shares of Retail Properties of America, a shopping center REIT, declined as stay-at-home and closure guidelines issued to prevent the spread of COVID-19 exacerbated a challenging environment for the shopping center operator’s brick-and-mortar retail tenants. Although mandatory closure orders have largely been rescinded and rent collections started to recover, some watch-list tenants are not expected to reopen. We exited the position during the reporting period.

Shares of luxury homebuilder Toll Brothers declined as the spread of novel COVID-19 contributed to a deterioration in the housing market outlook. Unemployment increased as businesses quickly responded to social distancing directives. We exited our position during the reporting period.

Shares of Brandywine Realty Trust, an office REIT, declined during the reporting period as many tenants responded to COVID-19 with a higher percentage of employees working from home. While workers may begin returning to offices as vaccination levels rise, many firms have found that employee productivity has been strong and are making longer term plans to reduce their office footprint. We exited the position during the reporting period.

Small-Cap Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Small-Cap Growth Portfolio’s Class I returned 55.58%, compared to a 34.63% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS began managing the Fund on May 1, 2020 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	55.58%	22.43%	13.99%

Russell 2000 Growth Index	34.63%	16.36%	13.48%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	55.89%	22.67%	13.14%

Russell 2000 Growth Index	34.63%	16.36%	12.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark.

MFS

MFS assumed management of the Fund on May 1, 2020. During the approximate eight-month period from May 1, 2020 through December 31, 2020 when MFS managed the Fund, the Fund’s Class I outperformed the benchmark. In seeking the Fund’s investment goal of capital appreciation, we at MFS invest the Fund’s assets in small-capitalization equity securities that we believe have above average earnings growth potential compared to other companies (growth companies). We use an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions.

Stock selection in the technology sector contributed to performance relative to the benchmark. Within this sector, the timing of the Fund’s positions in consumer digital health company Livongo Health (Security was not held in the Fund at reporting period end) and video gaming peripherals equipment supplier Corsair Gaming benefited relative returns. Additionally, out of benchmark holdings of digital sports entertainment and gaming company DraftKings) (Security was not held in the Fund at reporting period end), global payment solutions provider Nuveiand digital operations management platform operator PagerDuty contributed to performance. An overweight position in enterprise communication solutions provider 8X8, further contributed to relative results.

Stock selection and, to a lesser extent, an underweight position in the consumer non-cyclical sector contributed to relative performance. Within this sector, the timing of the portfolio’s positions in biopharmaceutical company Immunomedics (Security was not held in the Fund at reporting period end) and cancer drug discovery company Prelude Therapeutics, and an overweight position in synthetic DNA manufacturing process developer Twist Bioscience, contributed to relative results.

Elsewhere, the timing of the Fund’s ownership in shares of power generation equipment manufacturer Generac further contributed to relative performance.

Stock selection in both the financial and consumer cyclical sectors detracted from relative performance. Within the financial sector, overweight positions in data center infrastructure solutions provider QTS Realty Trust and insurance comparison platform SelectQuote as well as out of benchmark holdings of real estate investment trust CoreSite Realty and insurance services provider GoHealth, weighed on relative returns. Within the consumer, cyclical sector, the portfolio’s out of benchmark position in professional football (soccer) club Manchester United (United Kingdom) detracted from relative returns.

Security selection in the industrial sector further held back relative results. Within this sector, not owning shares of alternative energy technology company Plug Power detracted from relative performance.

Elsewhere, the Fund’s out of benchmark position in government intelligence and security information services provider CACI International, not owning clinical-stage biopharmaceutical company MyoKardia and an overweight position in medical device company OrthoPediatrics detracted from relative returns.

The portfolio’s cash and/or cash equivalents position during the period we managed the Fund was also a detractor from relative performance. Under normal market conditions, the portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Lord Abbett & Co. LLC (Lord Abbett)

Lord Abbett managed the Fund during the period from January 1, 2020 through April 30, 2020. During the approximate four-month period from January 1, 2020 through April 30, 2020 when Lord Abbett managed the Fund, the Fund’s Class I outperformed the benchmark.

During the period that Lord Abbett managed the Fund, in seeking the Fund’s investment goal of capital appreciation, we at Lord Abbett invested the Fund’s assets in small-capitalization growth companies that we believed had above-average long-term growth potential and that were strongly positioned in the “developing growth” phase, which we defined as the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. These types of companies include companies that we believed could transform markets through innovative products and services.

The leading contributor to the Fund’s absolute and relative performance during the reporting period we managed the Fund was security selection and positioning within the health care sector. Within this sector, the Fund’s holdings of Forty Seven, Inc., a clinical-stage immuno-oncology company, contributed as the company was acquired by Gilead Sciences to continue progress of magrolimab and advance Gilead’s work in immuno-oncology. Another contributor within this sector during the reporting period we managed the Fund was the Fund’s position in Teladoc Health, Inc., a global provider of virtual healthcare services through phone and video consultations with doctors. The company connects thousands of doctors and behavior health professionals with its members that result in accessible and affordable medical consultations. The COVID-19 virus outbreak has highlighted the increasing importance of virtual health care visits, and Teladoc has led the way in providing these important innovations to the marketplace. Teladoc’s core app downloads increased substantially as the pandemic put stress on the health care system.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Security selection within the information technology sector also contributed to the Fund’s relative performance during the reporting period we managed the Fund. Within this sector, the Fund’s holdings of Inphi Corp., a provider of analog and mixed signal semiconductor solutions, contributed. Inphi’s acquisition of engineering talent, leading edge silicon expertise, and a next-generation bandwidth roadmap has helped the company execute well, despite facing much larger competitors. Additionally, the significant increase in work-from-home employees, online shopping, and e-learning has increased demand for connectivity within datacenters. The Fund’s holdings of Five9, Inc., a provider of cloud software for call and contact centers, contributed. Shares of Five9 benefited from the firm’s ability to capitalize on its vast and growing addressable market and increased demand due to customers’ work-from-home needs. Additionally, the company cemented two important partnerships, with AT&T and Zoom, during the reporting period we managed the Fund.

Security selection and an underweight within the industrials sector also contributed to the Fund’s performance during the reporting period . Specifically, the Fund’s holding of XPO Logistics, Inc., a provider of supply chain solutions, contributed. Shares of XPO Logistics were resilient given the dramatic impact COVID-19 had on global markets as the company boasted a strong balance sheet, positive free cash flow and reduced expenses.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period we managed the Fund was positioning within the utilities sector. The Fund’s underweight within the utilities sector detracted as utilities was the best performing sector during the reporting period we managed the Fund amid a historically violent sell-off precipitated by the global spread of COVID-19.

Security selection in the communication services sector also detracted from the Fund’s performance relative to the benchmark during the reporting period we managed the Fund. Within this sector, the Fund’s holdings of Cardlytics, Inc., a developer of marketing solutions, detracted. Shares of Cardlytics fell precipitously as the spread of the coronavirus negatively impacted restaurants, retailers, and the travel and hospitality industries. These businesses make up a significant portion of Cardlytics clients, and were expected to cut advertising budgets as consumer spending and demand in those areas plummeted.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Small-Cap Index Portfolio’s Class I returned 19.16%, compared to a 19.96% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	19.16%	12.60%	10.66%

Russell 2000 Index	19.96%	13.26%	11.20%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	19.39%	12.83%	10.10%

Russell 2000 Index	19.96%	13.26%	10.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to track, as closely as possible, the total return of an index of small-capitalization companies as represented by the benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the Russell 2000 Index finished the year with strong positive performance of 19.96% over the reporting period. Top contributors in the benchmark, which were also contributors to the Fund’s performance for the reporting period, were from the health care sector at 45.98%, the information technology sector at 38.25%, and the consumer discretionary sector at 32.92%. While the energy sector at -36.02%, the utilities sector at -5.87%, and the real Estate sector at -4.73% were among the lowest performers over the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Small-Cap Value Portfolio’s Class I returned 3.44%, compared to a 4.63% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.44%	8.37%	8.56%

Russell 2000 Value Index	4.63%	9.65%	8.66%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	3.64%	8.58%	7.90%

Russell 2000 Value Index	4.63%	9.65%	8.07%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. Small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

Overall security selection detracted from the Fund’s performance, owing mainly to the Fund’s consumer-discretionary, materials and energy sector holdings. Stock selection in the real estate sector contributed during the reporting period.

Overall sector allocation contributed to the Fund’s performance. An overweight position (relative to the benchmark) in consumer discretionary contributed, while an underweight to healthcare detracted from the Fund’s performance.

Detractors from the Fund’s performance included Regis, the operator and franchisor of the largest hair salon chain in the U.S. Regis saw challenging sales and earnings throughout the reporting period due to restrictions related to the COVID-19 pandemic. Carpenter Technology, a specialty alloy manufacturer, also detracted amid soft earnings due to weakness in its key aerospace end market.

Positive contributors to the Fund’s performance included Papa John’s International as the pizza restaurant continued to show strong comparable-store sales growth. Papa John’s, and the pizza market in general, experienced robust demand from consumers who face fewer restaurant options due to restaurant closures and state and locally mandated occupancy restrictions and closures. Packaged-foods company Hain Celestial beat expectations throughout the reporting period, as shares rebounded off March 2020 lows.

Value Portfolio (managed by American Century Investment Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Value Portfolio’s Class I returned -6.94%, compared to a 2.80% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	American Century, began managing the Fund on November 2, 2020. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(6.94%)	7.07%	8.55%

Russell 1000 Value Index	2.80%	9.74%	10.50%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(6.75%)	7.29%	8.04%

Russell 1000 Value Index	2.80%	9.74%	9.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark.

American Century

American Century assumed management of the Fund on November 2, 2020. During the approximate two-month period from November 2, 2020 through December 31, 2020 when American Century managed the Fund, the Fund’s Class I underperformed the benchmark. We at American Century Investments manage the Fund’s goal of seeking long-term growth of capital through a strategy of investing in large-cap U.S. companies selling at a discount to fair value. Our process focuses on higher-quality companies with superior risk/reward potential. Investing in these businesses has resulted in returns with lower volatility over time. Our bottom-up research determines a downside and fair value potential for each security. By focusing on higher-quality companies and understanding their values, we can take advantage of pricing opportunities and avoid value traps. This offers the potential for downside protection.

Our overweight (relative to the benchmark) to the consumer staples sector detracted from performance during the period we managed the Fund. Investors rotated out of companies that benefited from COVID-19-induced lockdowns and into companies that should benefit from economic reopening. Several of our positions in the sector underperformed, including Unilever, Koninklijke Ahold Delhaize and PepsiCo. Additionally, stock selection in the financials sector negatively impacted relative returns, driven by lack of exposure to several of the benchmark’s names in the banking industry that outperformed.

Other stocks that detracted from performance include Pinnacle West Capital, Xcel Energy and Verizon Communications. Pinnacle and Xcel Energy, like other utilities, underperformed as investors rotated out of more defensive names that had held up well in the downturn. Wireless services company Verizon underperformed during the period we managed the Fund as competitors AT&T and T-Mobile announced more aggressive pricing promotions for the new iPhone 12. Verizon was also a major beneficiary of corporate tax reform, so uncertainty over the future of corporate taxes also weighed on performance.

On the other hand, security selection in the health care sector positively impacted returns, driven by our lack of exposure to several of the benchmark’s names in the health care equipment and supplies industry. For example, not holding medical device maker Danaher helped relative performance. Danaher underperformed after Pfizer’s encouraging vaccine data raised concerns that Danaher’s COVID-19 testing business could slow. We have avoided Danaher due to its extended valuation.

Other notable contributors include TOTAL and Emerson Electric. Integrated energy company TOTAL outperformed, due in part to stronger oil prices and more certainty regarding the oil market environment. This led to increased profit expectations for the company. Industrial company Emerson continued to execute on its restructuring actions, driving market expansion through the economic downturn. Additionally, Emerson’s disciplined capital allocation supported free cash flow growth and a dividend increase.

The portfolio buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. This did not have a material effect on performance in the period.

Invesco Advisers, Inc. (Invesco)

Invesco managed the Fund during the period from January 1, 2020 through November 1, 2020. During the approximate ten-month period from January 1, 2020 through November 1, 2020 when Invesco managed the Fund, the Fund’s Class I underperformed the benchmark. In seeking

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

long-term growth of capital for the Fund, we at Invesco aimed to exploit market inefficiencies by investing in companies that appeared undervalued relative to the market in general. Ultimately, we at Invesco believed the market would recognize the value in these companies and we sell as the stock prices begin to reflect their intrinsic value. In addition, the Fund took advantage of pricing anomalies by purchasing undervalued stocks, trading at a significant discount to intrinsic value, before there is a recognizable catalyst. We are patient investors, with a long-term investing horizon and holding period of five to seven years. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success.

The Fund’s investable universe included all large-capitalization U.S. dollar denominated equities. The Fund’s construction was bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitored and were aware of our positions relative to the benchmark, it did not play a major role in the construction of the Fund.

On the negative side, the Fund’s stock selection and a material overweight position in the energy sector detracted the most from relative performance during the period we managed the Fund as the sector was the worst performing sector within the benchmark. Oil prices experienced an unprecedented “double black swan event” due to Saudi Arabia and Russia increasing supply to gain market share combined with global demand shocks from the COVID-19 virus.

Within the consumer discretionary sector, Carnival was a notable detractor as the cruise industry was hit particularly hard by the COVID-19 outbreak, with cruises from the U.S. canceled through spring of 2021.

Stock selection in the communication services sector also detracted from relative performance. Viacom CBS and Vodafone were two of the main detractors in the sector. Not owning Activision Blizzard also detracted for the period we managed the Fund.

Stock selection and material overweight hindered relative performance within the financials sector. We have invested in large banks based on sweeping changes such as improved balance sheets, lower leverage and solid capital positions.

Stock selection and an underweight within the healthcare sector also was a detractor for the period we managed the Fund. Johnson & Johnson was a detractor within the sector. Also, not owning Danaher Corp. and Abbot Laboratories detracted from relative performance.

On the positive side, stock selection and an overweight within the information technology sector was the largest contributor to relative performance during the period we managed the Fund. Qualcomm and Microsoft were contributors to the Fund’s performance. Large bellwether software and equipment technology companies benefited from increased demand as employees in most service sectors worked from home.

Strong security selection in the industrials sector was a key contributor to the Fund’s relative return. FedEx, a relatively new holding (purchased in the first quarter of the period we managed the Fund), was a notable individual contributor.

A material underweight to real estate also benefited relative performance during the reporting period we managed the Fund. The real estate sector within the benchmark was the third worst performing sector during the period we managed the Fund.

We used currency forward contracts during the period we managed the Fund for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the benchmark for the period we managed the Fund.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Value Advantage Portfolio’s Class I returned -2.78%, compared to a 2.87% return for its benchmark, the Russell 3000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	(2.78%)	8.37%	8.72%

Fund’s Class P	(2.58%)	8.59%	8.94%

Russell 3000 Value Index	2.87%	9.74%	9.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The cornerstone of JPMorgan’s investment philosophy for the Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long-term, outperform stock market averages. We at JPMorgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that we believe do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing the Fund based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

The combination of stock selection and an overweight allocation to the financials sector was a headwind to performance during the reporting period. The value rotation in markets that we saw after positive COVID-19 vaccine news in November of 2020 was not enough to offset the pain from earlier in the reporting period when investors were gripped by fears of potential credit losses and the Fed’s signal of a lower for longer interest rate policy. Our position in Wells Fargo & Co (WFC) was amongst the top detractors from relative performance. WFC has suffered from a lack of loan growth and lower net interest margins , along with all banks, but has been under additional pressure due to the asset cap on their balance sheet. CEO Charlie Scharf recently spoke at a conference in December 2020, suggesting that 2021 will be another year of transition.

Stock selection in the industrials sector was also a detractor from performance during the reporting period, mainly due to our position in Delta Air Lines, Inc. (DAL) as travel related names were hit hardest by COVID-19. The Fund exited the position during the second quarter of the reporting period given our concerns that DAL is far from out of the woods given the hefty government assistance package and current state of the virus. That said, for the period that the Fund held the shares, it certainly weighed on stock selection in the group.

Lastly, weak stock selection and overweight allocation to the consumer staples sector also detracted from Fund performance.

Alternatively, our conservative, approach to the energy sector was a tailwind to relative results during the reporting period; despite a rebound in oil prices in the fourth quarter of the reporting period, energy was still the laggard during the reporting period, %. This approach with holdings in natural gas companies (such as EQT, Corp. (EQT), a Fund contributor) aided Fund performance as they held up better than oil sensitive exploration and production (E&P) peers and was not as impacted by the negative volatility in oil prices during the reporting period.

In addition, strong stock selection in the utilities sector, largely thanks to the Fund’s position in NextEra Energy, Inc. (NEE), a Florida based utility. NEE released strong earnings results throughout the reporting period. In our view, NEE is a best in class regulated Florida utility with above average growth and returns potential, a supportive regulatory and political outlook, and a management team with a high degree of credibility. Even though NEE is already the largest renewable energy developer in the U.S., we see NEE as a long term structural winner in the energy transition to renewables.

Emerging Markets Portfolio (managed by Invesco Advisers, Inc)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Emerging Markets Portfolio’s Class I returned 17.33%, compared to an 18.31% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	During the reporting period Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	17.33%	13.18%	5.10%

MSCI Emerging Markets Index (Net)	18.31%	12.81%	3.63%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	17.56%	13.41%	5.21%

MSCI Emerging Markets Index (Net)	18.31%	12.81%	3.21%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Invesco Emerging Markets Equity team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. We have exposure to sectors and industries that should benefit from the growth of emerging markets, where we see dynamic change and real value being extracted, including e-commerce, cloud computing, internet services, health care, travel, and education.

From a sector perspective, stock selection in consumer staples was the largest detractor during the reporting period. An underweight allocation (relative to the benchmark) to the information technology sector and stock selection in consumer discretionary also negatively impacted performance. The largest contributors to performance during the reporting period were an overweight in the healthcare and consumer discretionary sectors and stock selection in financials and consumer services sectors.

From a country perspective, the largest contributors to performance were stock selection in China, Brazil and Taiwan. The largest detractors to performance were an overweight allocation and stock selection in Mexico, an underweight allocation to South Korea, and an overweight and stock selection in Peru.

The top absolute contributors for the reporting period were Taiwan Semiconductor Manufacturing, Tencent, and Meituan.

Taiwan Semiconductor Manufacturing Co. (TSMC) is the world’s preeminent semiconductor foundry. For the past 30 years, TSMC has made inhouse design and innovation a priority while placing a large emphasis on client service and trust, allowing them to capture a large majority of the overall market share. While handset sales have been sluggish during the reporting period, there is potential for further upside to 5G demand due to the release of Apple’s iPhone 12 and long-term partner MediaTek’s, a Taiwanese fabless semiconductor company, release of affordable 5G handset models in the market.

Tencent is a Chinese internet company with operations spread across China’s technology infrastructure. Tencent, the largest gaming company in the world, released Moonlight Blade, an in-house developed MMORPG (massive multiplayer online role-playing game), that quickly became China’s most downloaded game. Outside of games, Tencent’s long-term structural growth profile should benefit from enterprises migrating to integrated online platforms and other digitalization initiatives.

Meituan is a Chinese tech company that facilitates delivery, shopping, and booking in several service categories including food delivery, restaurant reservations, beauty services and hotel and travel reservations through its web-based platform. Meituan has improved key operational metrics in its main profit driver- food delivery, through improved economies of scale, an increase in transacting user and active merchants. Meituan is being hailed as an innovative and reliable leader during the crisis for their ingenuity and flexible customer-centric approach.

The largest detractors during the reporting period were FirstRand, Fomento Economico Mexicano, and Credicorp.

FirstRand is one of the largest banks in South Africa. The South African banking sector is an attractive one given its concentration and FirstRand is well positioned with its industry leading return on equity (ROE), conservative provisioning, and culture of entrepreneurship and innovation. Despite the bank’s strong positioning and future optionality, the current economic conditions in South Africa are generating severe macro headwinds impacting the sector and the stock. We have reduced our position and will continue to monitor the economic landscape and the impact of COVID-19.

Fomento Economico Mexicano (FEMSA) has transformed itself over the past several years from one of the largest beverage companies in Latin America to a leading retail operator. While the company has strong expansion and long-term growth opportunities in retail chains and the pharmacy business, the Mexican economy has created a challenging backdrop in the near term and has weighed on the stock along with concerns about the company’s asset allocation.

Credicorp is a Peruvian bank that offers retail and commercial banking services along with brokerage services and asset management. There should be ample room for expansion into the largely unbanked population. Like many lending institutions globally, difficult macroeconomic situations either caused or exacerbated by COVID-19 put profitability under pressure. We will continue to assess the asset quality of the bank.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the International Large-Cap Portfolio’s Class I returned 10.74%, compared to a 7.82% return for its benchmark, the MSCI EAFE Index (Net).

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	10.74%	9.76%	6.99%

MSCI EAFE Index (Net)	7.82%	7.45%	5.51%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	10.96%	9.98%	6.32%

MSCI EAFE Index (Net)	7.82%	7.45%	4.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

Stock selection and an underweight position in the financials sector contributed to performance relative to the benchmark. Within this sector, not owning shares of banking and financial services company HSBC (United Kingdom) contributed to relative returns.

Security selection in the consumer non-cyclical sector also contributed to relative results, led by overweight positions in imaging products and medical-related equipment manufacturer HOYA (Japan), precision instruments and machines manufacturer Olympus (Japan) and pharmaceutical company Merck KGaA (Germany).

An overweight position in the technology sector further contributed to relative returns. Within this sector, the Fund having holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) (security is not a benchmark constituent) and an overweight position in consulting services provider Capgemini (France) contributed to relative results.

Stocks in other sectors that benefited relative performance included the Fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and air conditioning system manufacturer Daikin Industries (Japan). Not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company BP (United Kingdom) further supported relative returns.

Stock selection in the communications sector detracted from relative performance. Within this sector, not owning shares of technology investment firm Softbank (Japan) and an overweight position in advertising and marketing firm WPP Group (United Kingdom) (security was not held in the Fund at reporting period end) detracted from relative results.

Stocks in other sectors that detracted from relative performance included holdings of integrated energy company Suncor Energy (Canada) (security is not a benchmark constituent) and not owning shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands). Additionally, overweight positions in life sciences company Bayer (Germany), diversified industrial manufacturer Rolls-Royce (United Kingdom), food catering company Compass Group (United Kingdom), food processing company Danone (France), tourism and travel IT solutions provider Amadeus IT (Spain) and oil and gas company Galp Energia (Portugal) further detracted from the relative results.

International Small-Cap Portfolio (managed by QS Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the International Small-Cap Portfolio’s Class I returned 8.42%, compared to a 14.27% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Average Annual Total Returns for the periods ended December 31, 2020 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	8.42%	6.69%	6.78%

S&P Developed Ex-U.S. SmallCap Index	14.27%	9.81%	7.64%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	8.64%	6.91%	6.15%

S&P Developed Ex-U.S. SmallCap Index	14.27%	9.81%	6.84%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at QS Investors maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. The Fund seeks long-term growth of capital by focusing on securities of companies with small market capitalizations that are located in developed, foreign countries. We continue to invest in excess of 200 companies and generally expect to invest in about the same number of non-U.S. countries as the benchmark.

Stock selection results detracted overall from performance relative to the benchmark during the reporting period, most notably within Japan information technology, industrials, and consumer discretionary, as well as Continental Europe healthcare, and United Kingdom consumer discretionary. Stock selection in Continental Europe consumer discretionary and United Kingdom industrials were the top contributors to performance, though not enough to offset the negative effects within other sectors.

At the security level, Mitchells & Butlers plc (the Fund liquidated holding during the reporting period), a United Kingdom based restaurant and pub management firm, was the largest detractor, as they struggled due to the lockdowns enacted in the country. Other detractors included Air New Zealand Limited (the Fund liquidated holding during the reporting period), the flag carrier airline of New Zealand, which suffered as airline travel decreased, Afterpay Limited (a benchmark holding that the Fund did not own), an online payments solutions provider that had positive returns due to an increase in online sales during the COVID-19 pandemic, and Bellway plc, a residential property developer based in the United Kingdom which saw a slowdown in their business among increased lockdown measures.

The Fund’s region and sector allocation results overall contributed to performance relative to the benchmark during the reporting period. In terms of regions, an underweight allocation to the United Kingdom and an overweight allocation to Asia Developed (ex Japan) were the largest contributors, more than offsetting the negative effects of being underweight Australia, New Zealand, and Canada. At the sector level, underweight allocations to United Kingdom real estate and United Kingdom industrials, as well as overweight allocations to Continental Europe information technology and United Kingdom communication services contributed. These more than offset the negative effects of the overweight allocation to United Kingdom consumer discretionary, as well as underweight allocations to Continental Europe healthcare, and Australia, New Zealand, and Canada financials.

At the security level, Seegene, Inc., a South Korean company that provides molecular diagnostic & screening products, was the primary contributor with a return of over 684% as the COVID-19 pandemic continues to spread throughout the world. Evolution Gaming Group AB, a Sweden based online casino solutions provider and Capcom Co., Ltd., a Japanese video game developer and publisher, both saw strong gains as more people stayed home and played video games during lockdowns which contributed to relative performance.

International Value Portfolio (managed by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the International Value Portfolio’s Class I returned -7.17%, compared to a 7.82% return for its benchmark, the MSCI EAFE Index (Net).

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(7.17%)	2.88%	2.28%

MSCI EAFE Index (Net)	7.82%	7.45%	5.51%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(6.98%)	3.08%	1.52%

MSCI EAFE Index (Net)	7.82%	7.45%	4.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I underperformed the benchmark. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We, the Wellington portfolio management team, use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

The primary driver of relative underperformance during the reporting period was the Fund’s security selection. Selection within the financials, communication services, and consumer discretionary detracted most from returns. This was partially offset by strong selection within the materials sector. Sector allocation, a result of our fundamental stock-selection process, also detracted from relative performance. Our overweight to the energy and financials sectors, as well as an underweight to the information technology sector detracted most from returns.

Geographically, our holdings in Japan and Italy detracted the most while our holdings in Canada and Norway contributed positively to relative performance.

Top detractors from benchmark-relative returns included Inpex Corp. (“Inpex” Japan; energy) and ABN AMRO Bank NV CVA (“ABN AMRO” Netherlands; financials). Inpex, an oil and natural gas producer, underperformed as it suffered from the decline in global crude oil price and demand. ABN AMRO shares declined due to concerns about lower for longer interest rates and higher costs from a negative credit cycle as a result of the COVID-19 pandemic. We continued to hold both names as of the end of the reporting period.

Top contributors from relative performance included AP Moeller – Maersk AS ‘B’ (“Moeller Maersk” Demark; industrials) and Barrick Gold Corp (“Barrick Gold” Canada; materials). Moeller Maersk outperformed after the Danish shipping company posted multiple strong quarterly earnings benefiting from higher freight rate, lower fuel price and cost cuts helped offset a slump in demand caused by the COVID-19 pandemic. Barrick Gold outperformed as it benefitted from the rising gold price during the reporting period. We continue to hold both names as of the end of the reporting period.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Health Sciences Portfolio’s Class I returned 18.79%, compared to an 18.40% return for the broad-based benchmark, the S&P 500 Index and a 19.34% return for the sector-specific benchmark, the Russell 3000 Health Care Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	18.79%	13.44%	18.90%

S&P 500 Index	18.40%	15.22%	13.88%

Russell 3000 Health Care Index	19.34%	12.87%	16.63%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	19.03%	13.68%	17.85%

S&P 500 Index	18.40%	15.22%	13.38%
Russell 3000 Health Care Index	19.34%	12.87%	15.73%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the broad-based S&P 500 Index and underperformed the sector-specific Russell 3000 Health Care Index. The investment objective of the Fund is to provide long-term growth of capital. The Fund is a diversified, all-weather healthcare portfolio constructed using the fundamental investment process. From an aggregate level, there are two broad themes in the Fund: innovation and value-based healthcare.

The global spread of the COVID-19 pandemic and subsequent lockdown and social distancing measures put pressure on the global economy and caused a sharp decline in equities in late February and March of 2020. Unprecedented levels of monetary and fiscal stimulus led broad markets to recover from the March of 2020 lows and surpass previous highs. Whilst not immune to the broad market volatility created by the pandemic, the healthcare sector displayed relative resilience in February and March of 2020 and went on to post strong relative returns through the end of the reporting period. The healthcare sector remained front and center for investors amidst the COVID-19 pandemic, as society anticipated the development of treatments, vaccines, and diagnostic exams by healthcare companies in order to tackle COVID-19.

In this regard, relative to the Russell 3000 Health Care Index, the Fund was overweight the medical devices and supplies sub-sector at the end of the reporting period, as we at BlackRock expect a demand recovery in 2021 following a halt in elective procedures that negatively impacted many of these companies in 2020. In addition, the Fund finished the reporting period overweight the healthcare providers & services sub-sector. This was largely due to the sizeable overweight to the managed care industry which we believe will continue to execute on their underlying businesses and are well-positioned to leverage their scale and analytical capabilities to lower healthcare costs.

Sub-sector allocation contributed to the Fund’s returns relative to the Russell 3000 Health Care Index during the reporting period, while stock selection detracted. At a sub-sector level, the biotechnology and pharmaceuticals sub-sectors were the largest contributors to relative performance. On the detracting side, stock selection within the medical devices & supplies sub-sector detracted from relative returns during the reporting period.

The largest contributor to the Fund’s relative returns relative to the Russell 3000 Health Care Index during the reporting period was an overweight position in U.S. telemedicine company, Teladoc. The spread of COVID-19 and subsequent social distancing and lockdown measures resulted in unprecedented demand for virtual diagnostics and telemedicine services. The U.S. government amended certain regulatory measures, including covering telehealth related expenses and increasing the breadth of prescriptions available, in an effort to reduce the strain on the medical system.

An out of-benchmark position in Wuxi Biologics was the second largest contributor to the Fund’s relative returns during the reporting period. The China-based company provides laboratory and manufacturing services for pharmaceutical and biotech companies. The company benefitted from increased demand due to the development and manufacturing of COVID-19 vaccines and treatments.

Conversely, not holding a position in U.S.-based healthcare conglomerate, Danaher, was the largest detractor from performance relative to the Russell 3000 Health Care Index during the reporting period as the company benefitted from strong demand for their COVID-19 diagnostic tests.

In addition, an overweight position in medical device maker, Boston Scientific, also negatively impacted relative returns during the reporting period. The company saw decreased demand as elective procedures were cancelled or postponed as a result of COVID-19.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Not holding a position in the American biotechnology company, Moderna, was also among the largest detractors from relative returns during the reporting period. The company released study results showing its COVID-19 vaccine to be 94.1% effective at preventing the virus in a large clinical trial, to which investors responded favourably. Moderna developed one of the first COVID-19 vaccines to obtain Food & Drug Administration (FDA) emergency approval in an accelerated timeframe.

Lastly, an overweight position in a French pharmaceutical company, Sanofi, was also among the largest detractors from relative returns during the reporting period, after the company announced a delay in their COVID-19 vaccine trial that will extend the timeline for approval to the second half of 2021. The stock price subsequently declined as uncertainty arose on whether the company would meet the requirements for approval.

Real Estate Portfolio (managed by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Real Estate Portfolio’s Class I returned -3.28%, compared to an 18.40% return for the broad-based S&P 500 Index and a -8.70% return for the sector-specific benchmark the MSCI U.S. REITs Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(3.28%)	5.28%	7.96%

S&P 500 Index	18.40%	15.22%	13.88%

MSCI U.S. REITs Index (Net)	(8.70%)	3.51%	6.99%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(3.08%)	5.49%	7.21%

S&P 500 Index	18.40%	15.22%	13.38%

MSCI U.S. REITs Index (Net)	(8.70%)	3.51%	5.97%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the broad-based S&P 500 Index and outperformed the sector-specific MSCI U.S. REITs Index. We, the real estate securities team at Principal Real Estate Investors, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess returns, so excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated but represent a minor role in our investment process.

In general, the real estate sector underperformed the domestic equity market (as measured by the broad-based benchmark) during the reporting period, as real estate performance was heavily influenced from the global spread of COVID-19. REITs failed to display their typical defensive characteristics in an environment of government-mandated social distancing, work-from-home trends, and travel restrictions.

Relative to the sector-specific benchmark, the Fund outperformed due to good stock selection during the reporting period. Overweight positions in stocks with structural tailwinds and robust fundamentals (lab office space, data centers, specialized residential, and industrial), was a top contributor to relative performance, as these stocks within the technology and financial sectors performed more defensively throughout the reporting period. The Fund’s positioning (within the financial sector) added to excess returns, due to our underweight to traditional NYC office in favor of lab office stock, Alexandria Real Estate Equities, Inc. REIT (“Alexandria”). Traditional office stocks suffered from social distancing and work from home trends, while Alexandria, which owns and develops lab and biotech office space, experienced a surge in demand as significant dollars were invested in finding a cure for COVID-19. The data center space is one of the few REIT sectors that has seen relatively minimal negative operational impact from COVID-19, while also seeing positive leasing momentum driven by healthy demand. Our overweight to data center stock, Equinix, Inc. REIT, was a top contributor to the Fund’s performance as the company’s interconnection business has particularly benefited from more distributed network traffic and remote working. An underweight to retail stocks (within the financials sector) was also a significant contributor at the end of the reporting period. The sector suffered from COVID-19 social-distancing mandates and forced store closures earlier in the reporting period. Second and third outbreak waves and e-commerce trends continue to pressure retail.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection within net lease and apartments detracted from relative performance during the reporting period. An overweight to net lease stock Essential Properties Realty Trust, Inc. REIT (“EPR”) properties, detracted from performance, as large exposure to experiential tenants, especially movie theatre operators, caused the stock to underperform due to the social distancing requirements caused by the COVID-19 pandemic. An overweight to apartments stock, Avalon Bay Communities, Inc. REIT, detracted from performance, as the stock suffered from slow leasing activities and poor pricing in coastal gateway markets due to impacts from the work-from-home trend as a result of COVID-19. Regulatory uncertainties, especially in the California markets, also pressured the stock, such as various local governments requiring flat renewal rates and/or the prevention of eviction of COVID-19 impacted tenants, which led to low rent collection/bad debt.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Technology Portfolio’s Class I returned 47.24%, compared to an 18.40% return for the broad-based S&P 500 Index and a 45.15% return for the sector-specific benchmark, the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2020(1)
	1 Year	5 Years	10 Years

Fund’s Class I	47.24%	21.50%	13.41%

S&P 500 Index	18.40%	15.22%	13.88%

S&P North American Technology Index	45.15%	27.23%	20.57%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	47.54%	21.76%	13.45%

S&P 500 Index	18.40%	15.22%	13.38%

S&P North American Technology Index	45.15%	27.23%	20.45%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based S&P 500 Index and the sector-specific S&P North American Technology Index. We at MFS manage the Fund as an all-cap technology portfolio that historically has sought diversification across high quality durable growth and earlier stage growth companies. The MFS portfolio team leverages a deep bench of investment talent to drive a rigorous bottom-up stock selection process and identify the most attractive technology opportunities for the Fund on a global basis, with emphasis historically on the U.S.

Security selection within both the computer systems and computer software industries was a primary contributor to performance relative to the sector-specific benchmark. Within the computer systems industry, avoiding the underperforming network equipment company Cisco Systems and the diversified technology products and services company International Business Machines both contributed to relative results. An overweight position in marketing and sales software platform provider HubSpot also contributed to relative performance. Within the computer software industry, the Fund’s overweight holdings of computer software company DocuSign and global enterprise cloud communications and collaboration solutions provider RingCentral contributed to relative returns. The Fund’s holdings of cloud and IT services provider Rakus (security is not a benchmark constituent) further contributed to relative performance.

Avoiding semiconductor company Intel contributed to relative results. The Fund’s overweight holdings of e-commerce business services provider Chewy further supported relative results. Additionally, holdings of technology platform services provider Farfetch (security is not a benchmark constituent) and digital health company Livongo Health (security is not a benchmark constituent and was not held in the Fund at reporting period end) contributed to relative performance.

Stock selection in the network & telecom industry was a main driver that detracted from relative performance. However, there were no individual stocks within this sector that were among the Fund’s largest relative detractors during the reporting period.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stocks in other industries that detracted from relative performance included underweight holdings of computer and personal electronics maker Apple, cloud-based e-commerce platform operator Shopify and computer graphics processor maker NVIDIA. The Fund’s overweight positions in financial technology services provider Fiserv (security was not held in the Fund at reporting period end), semiconductor manufacturer Microchip Technology (security was not held in the Fund at reporting period end), electronic payment services company Global Payments, global provider of banking and payment technologies Fidelity National Information Services and software giant Microsoft all detracted from relative performance. Furthermore, the Fund’s holdings of online and mobile commerce company Alibaba Group Holding (security is not a benchmark constituent) detracted from relative returns.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

PSF DFA Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PSF DFA Balanced Allocation Portfolio’s Class D returned 12.11%, compared to an 18.40% return for the S&P 500 Index, a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index and a 13.17% return for the PSF DFA Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	Since Inception (4/29/16)

Fund’s Class D	12.11%	9.13%

S&P 500 Index	18.40%	15.93%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.00%

PSF DFA Balanced Allocation Composite Benchmark	13.17%	10.18%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	12.40%	13.80%

S&P 500 Index	18.40%	21.82%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

PSF DFA Balanced Allocation Composite Benchmark	13.17%	14.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class D underperformed the PSF DFA Balanced Allocation Composite Benchmark. The majority of the Fund was allocated to four quantitatively managed domestic equity strategies and two quantitatively driven international equity strategies. The Fund held its remaining allocation in quantitatively managed fixed income strategies during the reporting period.

Among the domestic equity group, the DFA US Large Cap Growth Portfolio contributed to performance over the reporting period. The small capitalization value focus of the DFA VA US Targeted Value Portfolio detracted from performance. The exposure to large cap growth detracted from performance over the fourth quarter of the reporting period. However, small capitalization stocks and value styles gained positive momentum toward the end of the reporting period.

From the fixed income group, the DFA Intermediate-Term Extended Quality Portfolio was the largest contributor to performance over the reporting period. The DFA Short-Term Extended Quality Portfolio dragged on performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad- based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below.

The composite benchmarks were constructed with allocations to each asset class that generally correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time as well as intended changes to target allocations. The performance for these broad-based indices for the year ended December 31, 2020 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	18.40%
MSCI World ex USA Index (Net) (International Stocks)	7.59%
Bloomberg Barclays US Aggregate Bond Index (Fixed Income)	7.51%

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad- based indices. The following Funds’ investments comprise the Pacific Dynamix Underlying Funds for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Funds were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Funds within the Pacific Dynamix Portfolio models did vary.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 12.21%, compared to a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index, an 18.40% return for the S&P 500 Index and an 11.49% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	12.21%	7.91%	6.52%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%

S&P 500 Index	18.40%	15.22%	13.88%

Pacific Dynamix-Conservative Growth Composite Benchmark	11.49%	8.21%	7.15%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	12.44%	13.05%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

S&P 500 Index	18.40%	21.82%

Pacific Dynamix-Conservative Growth Composite Benchmark	11.49%	12.18%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The Fund held just over half of its allocation in passively managed fixed income strategies during the reporting period. The remainder of the Fund was allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group underperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic group outpaced the S&P 500 Index, while the international group outpaced the MSCI World ex USA Index (Net).

Within the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg Barclays US Aggregate Bond Index, Bloomberg Barclays 1-3 Year US Corporate Bond Index and Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to support performance within the fixed income group. However, the exposure to short-term bonds detracted from performance.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. The exposure to large growth supported performance.

Within the international group, the PD Emerging Markets Portfolio helped performance as emerging Asian stocks started to gain momentum.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 14.58%, compared to an 18.40% return for the S&P 500 Index, a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index and a 13.14% return for the Pacific Dynamix- Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	14.58%	9.70%	7.82%

S&P 500 Index	18.40%	15.22%	13.88%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%

Pacific Dynamix-Moderate Growth Composite Benchmark	13.14%	10.00%	8.69%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	14.81%	16.09%

S&P 500 Index	18.40%	21.82%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

Pacific Dynamix-Moderate Growth Composite Benchmark	13.14%	14.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The Fund held just under half of its allocation in passively managed fixed income strategies during the reporting period. The majority of the Fund was allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

From the broad asset class level, the fixed income group underperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic group outpaced the S&P 500 Index, while the international group outpaced the MSCI World ex USA Index (Net).

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively, before taking into account fund costs. The exposure to large growth supported performance.

Within the international group, the PD Emerging Markets Portfolio helped performance as emerging Asian stocks started to gain momentum.

Within the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg Barclays US Aggregate Bond Index, Bloomberg Barclays 1-3 Year US Corporate Bond Index and Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Indices, respectively, before taking into account fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to support performance within the fixed income group. However, the exposure to short-term bonds detracted from performance.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Pacific Dynamix-Growth Portfolio’s Class I returned 15.79%, compared to an 18.40% return for the S&P 500 Index, a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index and a 14.00% return for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund’s Class I	15.79%	11.31%	9.03%

S&P 500 Index	18.40%	15.22%	13.88%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%

Pacific Dynamix-Growth Composite Benchmark	14.00%	11.33%	9.85%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	16.02%	18.12%

S&P 500 Index	18.40%	21.82%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

Pacific Dynamix-Growth Composite Benchmark	14.00%	16.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Growth Composite Benchmark. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Growth Composite Benchmark. The Fund held most of its allocation in equity, including four passively managed domestic equity strategies and two quantitatively driven international equity strategies. The rest of the Fund was invested in passively managed fixed income strategies.

From the broad asset class level, the fixed income group underperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic group outpaced the S&P 500 Index, while the international group outpaced the MSCI World ex USA Index (Net).

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Small-Cap Growth Index and PD

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively, before taking into account fund costs. The Fund’s exposure to large growth supported performance.

Within the international group, the PD Emerging Markets Portfolio helped performance as emerging Asian stocks started to gain momentum.

Within the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg Barclays US Aggregate Bond Index, Bloomberg Barclays 1-3 Year US Corporate Bond Index and Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to support performance within the fixed income group. However, the exposure to short-term bonds detracted from performance.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio each is comprised of the four broad-based indices shown below.

The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Portfolio will naturally vary as a result of market performance over time. The one-year performance for these broad-based indices for the year ended December 31, 2020 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	18.40%
MSCI EAFE Index (Net) (International Stocks)	7.82%
Bloomberg Barclays US Aggregate Bond Index (Fixed Income)	7.51%
ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index	0.67%

It should be noted that the benchmark indices for the Underlying Funds may differ from the Portfolio Optimization Portfolios’ broad-based indices. The following investments comprise the Underlying Funds for the Portfolio Optimization Portfolios. Not all of the Underlying Funds were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Funds within the Portfolio Optimization Portfolio models did vary.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Portfolio Optimization Conservative Portfolio’s Class I returned 7.88%, compared to a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index, an 18.40% return for the S&P 500 Index and a 9.12% return for the Portfolio Optimization Conservative Composite Benchmark.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	7.88%	5.85%	4.64%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.79%

S&P 500 Index	18.40%	15.22%	13.38%

Portfolio Optimization Conservative Composite Benchmark	9.12%	6.12%	5.18%
	1 Year	Since Inception 10/31/19

Fund’s Class P	8.10%	8.34%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

S&P 500 Index	18.40%	21.82%

Portfolio Optimization Conservative Composite Benchmark	9.12%	9.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. The Fund was primarily comprised of various fixed income strategies, with a small allocation to equity strategies, during the reporting period. Fixed income investments included intermediate-term bond, short duration securities, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan strategies. The equity allocation mainly held domestic and foreign large-capitalization strategies during the reporting period. Alternatives included a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group was roughly in line with the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives detracted from returns during the reporting period; however, the Currency Strategies Portfolio was removed during the reporting period.

Over the reporting period, exposures to riskier segments such as bank loans and emerging markets debt detracted from performance. However, exposures to longer duration offset some of the headwinds, as interest rates plunged following the outbreak of COVID-19.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth outperformed over the reporting period. On the other hand, outperformances stemming from the Mid-Cap Growth and Mid-Cap Equity Portfolios provided some buffer, as both mid-capitalization managers outperformed their respective benchmarks by a wide margin. On the other hand, the Dividend Growth and Growth Portfolios underperformed their respective benchmarks, which -detracted from performance.

From the international equity group, exposure to emerging markets contributed to performance, as emerging Asian equities surged over the reporting period. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

As mentioned above, the Fund’s allocation to alternatives detracted from performance. Alternative strategies were removed as underlying investment options for the Portfolio Optimization Portfolios so the Fund had no exposure to alternatives by the end of the reporting period.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 9.97%, compared to a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index, an 18.40% return for the S&P 500 Index and an 11.15% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	9.97%	7.34%	5.80%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.79%

S&P 500 Index	18.40%	15.22%	13.38%

Portfolio Optimization Moderate-Conservative Composite Benchmark	11.15%	8.03%	6.80%
	1 Year	Since Inception 10/31/19

Fund’s Class P	10.19%	10.99%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

S&P 500 Index	18.40%	21.82%

Portfolio Optimization Moderate-Conservative Composite Benchmark	11.15%	11.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). Alternatives included a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group modestly outpaced the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index while the international equity group trailed the MSCI EAFE Index (Net). Alternatives detracted from returns during the reporting period; however, the Currency Strategies Portfolio was removed during the reporting period.

Over the reporting period, exposures to riskier segments such as bank loans and emerging markets debt detracted from performance. However, exposures to longer duration offset some of the headwinds, as interest rates plunged following the outbreak of COVID-19.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth outperformed over the reporting period. On the other hand, outperformances stemming from the Mid-Cap Growth and Mid-Cap Equity Portfolios provided some buffer, as both mid-capitalization managers outperformed their respective benchmarks by a wide margin. On the other hand, the Dividend Growth and Growth Portfolios underperformed their respective benchmarks, which detracted from performance.

From the international equity group, exposure to emerging markets contributed to performance, as emerging Asian equities surged over the reporting period. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

As mentioned above, the Fund’s allocation to alternatives detracted from performance. Alternative strategies were removed as underlying investment options for the Portfolio Optimization Portfolios so the Fund had no exposure to alternatives by the end of the reporting period.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Portfolio Optimization Moderate Portfolio’s Class I returned 11.83%, compared to an 18.40% return for the S&P 500 Index, a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index and a 12.51% return for the Portfolio Optimization Moderate Composite Benchmark.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	11.83%	8.66%	6.80%

S&P 500 Index	18.40%	15.22%	13.38%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.79%

Portfolio Optimization Moderate Composite Benchmark	12.51%	9.37%	7.89%
	1 Year	Since Inception 10/31/19

Fund’s Class P	12.05%	13.24%

S&P 500 Index	18.40%	21.82%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

Portfolio Optimization Moderate Composite Benchmark	12.51%	13.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. The Fund maintained a mix of equity and fixed income portfolios. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. Alternatives included a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives detracted from returns during the reporting period; however, the Currency Strategies Portfolio was removed during the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth outperformed over the reporting period. On the other hand, outperformances stemming from the Mid-Cap Growth and Mid-Cap Equity Portfolios provided some buffer, as both mid-capitalization managers outperformed their respective benchmarks by a wide margin. On the other hand, the Dividend Growth and Growth Portfolios underperformed their respective benchmarks, which detracted from performance.

From the international equity group, exposure to emerging markets contributed to performance, as emerging Asian equities surged over the reporting period. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

Over the reporting period, exposures to riskier segments such as bank loans and emerging markets debt detracted from performance. However, exposures to longer duration offset some of the headwinds, as interest rates plunged following the outbreak of COVID-19.

As mentioned above, the Fund’s allocation to alternatives detracted from performance. Alternative strategies were removed as underlying investment options for the Portfolio Optimization Portfolios so the Fund had no exposure to alternatives by the end of the reporting period.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Portfolio Optimization Growth Portfolio’s Class I returned 12.72%, compared to an 18.40% return for the S&P 500 Index, a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index and a 14.12% return for the Portfolio Optimization Growth Composite Benchmark.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	12.72%	9.78%	7.67%

S&P 500 Index	18.40%	15.22%	13.38%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.79%

Portfolio Optimization Growth Composite Benchmark	14.12%	11.16%	9.37%
	1 Year	Since Inception 10/31/19

Fund’s Class P	12.95%	14.86%

S&P 500 Index	18.40%	21.82%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

Portfolio Optimization Growth Composite Benchmark	14.12%	16.25%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. The Fund maintained a mix of equity and fixed income portfolios. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. Alternatives included a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives detracted from returns during the reporting period; however, the Currency Strategies Portfolio was removed during the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth outperformed over the reporting period. On the other hand, outperformances stemming from the Mid-Cap Growth and Mid-Cap Equity Portfolios provided some buffer, as both mid-capitalization managers outperformed their respective benchmarks by a wide margin. On the other hand, the Dividend Growth and Growth Portfolios underperformed their respective benchmarks, which detracted from performance.

From the international equity group, exposure to emerging markets contributed to performance, as emerging Asian equities surged over the reporting period. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

Over the reporting period, exposures to riskier segments such as bank loans and emerging markets debt detracted from performance. However, exposures to longer duration offset some of the headwinds, as interest rates plunged following the outbreak of COVID-19.

As mentioned above, the Fund’s allocation to alternatives detracted from performance. Alternative strategies were removed as underlying investment options for the Portfolio Optimization Portfolios so the Fund had no exposure to alternatives by the end of the reporting period.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 12.46%, compared to an 18.40% return for the S&P 500 Index, a 7.51% return for the Bloomberg Barclays US Aggregate Bond Index and a 14.93% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2020. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2020 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	12.46%	10.33%	8.00%

S&P 500 Index	18.40%	15.22%	13.38%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.79%

Portfolio Optimization Aggressive-Growth Composite Benchmark	14.93%	12.29%	10.28%
	1 Year	Since Inception 10/31/19

Fund’s Class P	12.68%	15.19%

S&P 500 Index	18.40%	21.82%

Bloomberg Barclays US Aggregate Bond Index	7.51%	6.75%

Portfolio Optimization Aggressive-Growth Composite Benchmark	14.93%	17.73%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. The Fund allocates primarily to domestic and international equity portfolios which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. Alternatives included a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives detracted from returns during the reporting period; however, the Currency Strategies Portfolio was removed during the reporting period.

Among the portfolio’s domestic equities group, value styles detracted from performance, as growth outperformed over the reporting period. On the other hand, outperformances stemming from the Mid-Cap Growth and Mid-Cap Equity Portfolios provided some buffer, as both mid-capitalization managers outperformed their respective benchmarks by a wide margin. On the other hand, the Dividend Growth and Growth Portfolios underperformed their respective benchmarks, which dragged performance.

From the international equity group, exposure to emerging markets contributed to performance, as emerging Asian equities surged over the reporting period. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

Over the reporting period, exposures to riskier segments such as emerging markets debt mainly detracted from performance. However, exposures to longer duration offset some of the headwinds, as interest rates plunged following the outbreak of COVID-19.

As mentioned above, the Fund’s allocation to alternatives detracted from performance. Alternative strategies were removed as underlying investment options for the Portfolio Optimization Portfolios so the Fund had no exposure to alternatives by the end of the reporting period.

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 2.94%, compared to a 3.79% return for its benchmark, the Bloomberg Barclays US 1-3 Year Corporate Bond Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	Since Inception (4/30/14)

Fund's Class P	2.94%	2.49%	1.97%

Bloomberg Barclays US 1-3 Year Corporate Bond Index	3.79%	2.96%	2.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of the benchmark that tracks the short-term U.S. corporate bond market. We, the SSGA FM indexed portfolio management team, use a sampling approach to match the Fund’s risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main factors that contributed Fund performance included the decrease in treasury yields, the widening and subsequent tightening of bond spreads, as well as the Federal Reserve’s cut of interest rates to a zero lower bound in March in response to the COVID-19 pandemic. Security mis-weights resulting from our sampling process as well as traditional trading costs, detracted from relative performance. Additionally, a change in asset allocation by the fund of funds during a period of severe market dislocation in March, resulted in additional trading costs that detracted from relative performance.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD Aggregate Bond Index Portfolio’s Class P returned 7.15%, compared to a 7.51% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	7.15%	4.18%	3.60%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market. We, the SSGA FM indexed portfolio management team, use a stratified sampling approach to match the benchmark’s major risk characteristics and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark.

As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main factors that contributed Fund performance included the decrease in treasury yields, the widening and subsequent tightening of bond spreads, as well as the Federal Reserve’s cut of interest rates to a zero lower bound in March in response to the COVID-19 pandemic. Security mis-weights resulting from our sampling process as well as traditional trading costs, detracted from relative performance. Additionally, a change in asset allocation by the fund of funds during a period of severe market dislocation in March, resulted in additional trading costs that detracted from relative performance.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD High Yield Bond Market Portfolio’s Class P returned 6.71%, compared to a 7.05% return for its benchmark, the Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	6.71%	8.23%	6.42%

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	7.05%	8.57%	6.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. high yield corporate bond market. We, the SSGA FM indexed fund management team, use a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main factors that contributed Fund performance included the decrease in treasury yields, the widening and subsequent tightening of bond spreads, as well as the Federal Reserve’s cut of interest rates to a zero lower bound in March in response to the COVID-19 Pandemic. Security mis-weights resulting from our sampling process as well as traditional trading costs, detracted from relative performance. Additionally, a change in asset allocation by the fund of funds during a period of sever market dislocation in March, resulted in additional trading costs that detracted from relative performance.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD Large-Cap Growth Index Portfolio’s Class P returned 38.22%, compared to a 38.49% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	38.22%	20.74%	16.96%

Russell 1000 Growth Index	38.49%	21.00%	17.21%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of an index of large-capitalization growth companies as represented by the benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the benchmark finished the year with strong positive performance of 38.49% over the reporting period. All sectors returned positive in the benchmark and were contributors to the Fund’s performance for the reporting period. Top contributors were the consumer discretionary sector at 62.83%, the information technology sector at 53.06% and the communication services sector at 34.98%. While the energy sector at -18.18%, the real estate sector at 2.61% and the industrials sector at 7.86% were among the lowest performers over the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD Large-Cap Value Index Portfolio’s Class P returned 3.10%, compared to a 2.80% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	3.10%	9.63%	10.35%

Russell 1000 Value Index	2.80%	9.74%	10.50%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of an index of large-capitalization value companies as represented by the benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the Russell 1000 Value Index finished the year with strong positive performance of 2.80% over the reporting period. Most sectors returned positive in the Russell 1000 Value Index for 2020. Top contributors in the benchmark and to the Fund’s performance were the materials sector at 18.41%, the health care sector at 12.84% and the industrials sector at 12.13%. Bottom contributors for the reporting period were the energy sector at -33.50%, the real estate sector at -9.31% and the financials sector at -4.58%.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Mid-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the period ended December 31, 2020?

A. The PD Mid-Cap Index Portfolio commenced operations on October 23, 2020. For the period from inception through December 31, 2020, the Fund’s Class P returned 12.44%, compared to a 13.22% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the periods ended December 31, 2020
Since Inception 10/23/20

Fund’s Class P	12.44%

Russell Midcap Index	13.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period from Fund inception on October 23, 2020 through December 31, 2020, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain our portion of the Fund’s strategy by seeking to replicate, as closely as possible, the total return of an index of mid-capitalization companies as represented by the benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Mid-capitalization U.S. equities, as represented by the benchmark, finished the reporting period with strong positive performance of 12.44%. Top contributors for the benchmark, which were also contributors to the Fund’s performance for reporting period, were the energy sector at 31.31%, communication services sector at 21.72%, and information technology sector at 17.64%. By comparison, the utilities sector at -2.39%, consumer staples sector at 0.66%, and health care sector at 8.44% were the lowest detractors from performance.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD Small-Cap Growth Index Portfolio’s Class P returned 34.71%, compared to a 34.63% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	34.71%	16.24%	13.27%

Russell 2000 Growth Index	34.63%	16.36%	13.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of an index of small-capitalization growth companies as represented by the benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the Russell 2000 Growth Index finished the year with strong positive performance of 34.63% over the reporting period. Top contributors in the benchmark, which were also contributors to the Fund’s performance during the reporting period, were the health care sector at 48.25%, the information technology at 44.67% and the industrials sector at 35.67%. While the energy sector at -31.81%, the utilities sector at 5.67% and the materials sector at 7.21% were among the lowest performers for the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD Small-Cap Value Index Portfolio’s Class P returned 4.92%, compared to a 4.63% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	4.92%	9.51%	8.47%

Russell 2000 Value Index	4.63%	9.65%	8.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of an index of small-capitalization value companies as represented by the benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the Russell 2000 Value Index finished the year with strong positive performance of 4.63% over the reporting period. Top contributors in the benchmark, which were also contributors to the Fund’s performance for the reporting period, were the consumer staples sector at 37.43%, the consumer discretionary sector at 32.64% and the health care sector at 32.13%. While the energy sector at -36.63%, the real estate sector at -9.66% and the utilities sector at -9.32% were also among the lowest performers for the reporting period.

The Fund used derivatives, most notably futures contracts, to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD Emerging Markets Portfolio’s Class P returned 13.76%, compared to an 18.31% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	13.76%	11.65%	2.91%

MSCI Emerging Markets Index (Net)	18.31%	12.81%	3.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in emerging markets. We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization emerging markets equities but does not attempt to track a specific index. The investment strategy is process driven, with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large market capitalization segment of emerging markets. In assessing profitability, DFA may consider such factors as earnings or profits from operations relative to book value or assets. At the end of the reporting period, the Fund held over 1,000 securities invested in 21 eligible emerging markets countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in emerging country equity markets rather than by the behavior of a limited number of securities.

With low relative price (value) stocks underperforming high relative price (growth) stocks in emerging markets for the reporting period, the Fund’s greater emphasis on value detracted from performance relative to the benchmark. The Fund’s greater emphasis on mid capitalization stocks also detracted from relative performance, as mid capitalization stocks underperformed large capitalization stocks for the reporting period. At the country level, the Fund’s comparatively smaller allocation to China detracted from relative performance, as China outperformed the overall benchmark. The Fund’s comparatively larger allocation to Brazil also detracted from relative performance, as Brazil underperformed the overall benchmark. Conversely, the Fund’s comparatively smaller allocation to Russia and exclusions of issuers based in Qatar and Saudi Arabia contributed positively to relative performance, as these countries underperformed the overall benchmark.

For the reporting period, the Fund used exchange traded index futures to equitize large flows of cash.

See explanation of benchmark definitions on A-55 – A-58

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2020?

A. For the year ended December 31, 2020, the PD International Large-Cap Portfolio’s Class P returned 8.25%, compared to a 7.59% return for its benchmark, the MSCI World ex USA Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2020
	1 Year	5 Years	10 Years

Fund's Class P	8.25%	7.77%	5.14%

MSCI World ex USA Index (Net)	7.59%	7.64%	5.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in developed markets (other than the U.S.). We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization equities within developed ex U.S. markets but does not attempt to track a specific index. The investment strategy is process driven, with increased exposure to stocks with relatively smaller market capitalizations, lower relative price (value), and higher profitability within the large market capitalization segment of developed ex U.S. markets. In assessing profitability, we may consider such factors as earnings or profits from operations relative to book value or assets. At the end of the reporting period, the Fund held over 1,280 securities invested in 22 eligible developed ex U.S. countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in developed ex U.S. equity markets rather than by the behavior of a limited number of securities.

The Fund’s emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks generally outperformed over the reporting period. Conversely, with low relative price (value) stocks underperforming high relative price (growth) stocks, the Fund’s greater emphasis on value stocks detracted from relative performance. At the sector level, the Fund’s exclusion of REITs contributed positively to relative performance over the reporting period, as REITs underperformed the overall benchmark.

For the reporting period, the Fund used exchange traded index futures to equitize large flows of cash.

Benchmark Definitions

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index measures the performance of a subset of the Bloomberg Barclays US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays US 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that are rated investment grade and have a remaining maturity of greater than or equal to one year and less than three years. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg Barclays US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is a composite benchmark that combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified, 25% J.P. Morgan ELMI+ and 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index (formerly named ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency denominated money market instruments. The index consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2020, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2020, the MSCI Emerging Markets Index (Net) consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index (Net) is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg Barclays US Aggregate Bond; 30% S&P 500; and 10% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays US Aggregate Bond; and 15% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); and 20% Bloomberg Barclays US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg Barclays US Aggregate Bond; 15% S&P 500; 7% ICE BofA U.S. 3-Month T-Bill; and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net); and 5% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg Barclays US Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net); and 2% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Bloomberg Barclays US Aggregate Bond; and 20% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Bloomberg Barclays US Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF DFA Balanced Allocation Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays US Aggregate Bond; and 15% MSCI EAFE (Net) indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by the index provider. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

Note:

The Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Growth Index, Russell MidCap Index, Russell 2000 Index, and Russell 2000 Value Index (together, the “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, the index-portion of Small-Cap Equity, and the Small-Cap Index Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. Each Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. No further distribution of a Russell® index is permitted without the Licensor Parties’ express written consent. All other third-party trademarks and service marks belong to their respective owners.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 51.8%

Basic Materials - 1.1%

Anglo American Capital PLC (South Africa) 2.625% due 09/10/30 ~	$1,400,000	$1,466,210
3.950% due 09/10/50 ~	1,500,000	1,687,594
5.625% due 04/01/30 ~	2,200,000	2,805,520
Teck Resources Ltd (Canada) 3.900% due 07/15/30	900,000	1,003,375

		6,962,699

Communications - 5.3%

AT&T Inc 2.250% due 02/01/32	500,000	507,894
2.750% due 06/01/31	2,500,000	2,673,131
3.500% due 09/15/53 ~	2,953,000	2,953,162
3.850% due 06/01/60	1,400,000	1,470,620
CCO Holdings LLC 4.750% due 03/01/30 ~	1,500,000	1,620,375
Charter Communications Operating LLC 3.850% due 04/01/61	2,800,000	2,821,741
4.800% due 03/01/50	1,650,000	1,972,036
5.750% due 04/01/48	1,500,000	1,964,242
Cox Communications Inc 1.800% due 10/01/30 ~	1,000,000	999,705
Diamond Sports Group LLC 5.375% due 08/15/26 ~	1,000,000	814,375
eBay Inc 2.700% due 03/11/30	850,000	915,351
Expedia Group Inc 4.625% due 08/01/27 ~	1,500,000	1,677,182
Sprint Communications Inc 6.000% due 11/15/22	2,000,000	2,167,500
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	547,500	553,503
T-Mobile USA Inc 2.250% due 11/15/31 ~	1,000,000	1,028,215
2.550% due 02/15/31 ~	1,500,000	1,576,980
3.600% due 11/15/60 ~	750,000	797,486
3.875% due 04/15/30 ~	1,600,000	1,854,816
Tencent Holdings Ltd (China) 3.240% due 06/03/50 ~	1,500,000	1,555,572
Verizon Communications Inc 1.680% due 10/30/30 ~	1,200,000	1,196,584
3.850% due 11/01/42	1,000,000	1,186,627

		32,307,097

Consumer, Cyclical - 6.7%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	1,432,200	1,384,238
American Airlines Pass-Through Trust ‘AA’ 3.600% due 03/22/29	1,495,031	1,477,172
American Airlines Pass-Through Trust ‘B’ 4.375% due 04/01/24	462,879	376,528
Beazer Homes USA Inc 7.250% due 10/15/29	1,000,000	1,130,655
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 12/15/32 ~	2,863,418	2,868,899
British Airways Pass-Through Trust ‘A’ (United Kingdom) 3.350% due 12/15/30 ~	1,332,275	1,266,902
4.625% due 12/20/25 ~	906,029	902,654
Choice Hotels International Inc 3.700% due 01/15/31	900,000	998,456
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	1,300,649	1,319,000

	Principal Amount	Value
Delta Air Lines Inc 4.500% due 10/20/25 ~	$400,000	$427,682
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	313,181	322,746
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,000,000	2,037,290
DR Horton Inc 1.400% due 10/15/27	3,000,000	3,012,766
Ferguson Finance PLC 3.250% due 06/02/30 ~	2,400,000	2,680,189
Ford Motor Co 8.500% due 04/21/23	600,000	677,505
Ford Motor Credit Co LLC 3.375% due 11/13/25	600,000	615,186
General Motors Co 5.000% due 10/01/28	3,600,000	4,284,800
Harley-Davidson Financial Services Inc 3.350% due 06/08/25 ~	1,000,000	1,083,859
Hasbro Inc 3.550% due 11/19/26	1,000,000	1,117,279
Lennar Corp 4.500% due 04/30/24	1,000,000	1,106,875
Marriott International Inc 3.500% due 10/15/32	1,750,000	1,918,112
MGM Resorts International 6.000% due 03/15/23	1,200,000	1,290,000
Nordstrom Inc 4.375% due 04/01/30	1,150,000	1,134,957
5.000% due 01/15/44	1,500,000	1,408,416
8.750% due 05/15/25 ~	200,000	224,246
Sands China Ltd (Macau) 3.800% due 01/08/26 ~	450,000	481,707
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,000,000	2,009,040
Tractor Supply Co 1.750% due 11/01/30	500,000	503,350
United Airlines Pass-Through Trust ‘A’ 3.650% due 04/07/27	891,667	863,996
United Airlines Pass-Through Trust ‘AA’ 4.150% due 02/25/33	649,280	680,174
United Airlines Pass-Through Trust ‘A’ 2.900% due 05/01/28	392,513	376,793
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,052,481	941,687

		40,923,159

Consumer, Non-Cyclical - 7.8%

Alcon Finance Corp (Switzerland) 2.600% due 05/27/30 ~	1,100,000	1,172,967
AmerisourceBergen Corp 2.800% due 05/15/30	1,100,000	1,196,738
Amgen Inc 3.150% due 02/21/40	1,250,000	1,378,065
Anheuser-Busch InBev Finance Inc (Belgium) 4.000% due 01/17/43	2,000,000	2,297,903
Anheuser-Busch InBev Worldwide Inc (Belgium) 5.450% due 01/23/39	2,500,000	3,379,438
Anthem Inc 2.250% due 05/15/30	1,000,000	1,062,856
Block Financial LLC 3.875% due 08/15/30	1,500,000	1,620,847
Cigna Corp 2.400% due 03/15/30	1,000,000	1,066,509
Conagra Brands Inc 1.375% due 11/01/27	600,000	605,785
Constellation Brands Inc 3.500% due 05/09/27	1,000,000	1,129,303
3.750% due 05/01/50	1,000,000	1,180,782

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
CoStar Group Inc 2.800% due 07/15/30 ~	$1,800,000	$1,872,304
CVS Health Corp 1.750% due 08/21/30	3,000,000	3,018,596
Global Payments Inc 3.200% due 08/15/29	3,000,000	3,333,518
Humana Inc 3.950% due 03/15/27	1,000,000	1,151,426
Kraft Heinz Foods Co 3.000% due 06/01/26	4,000,000	4,179,117
Quanta Services Inc 2.900% due 10/01/30	1,550,000	1,662,306
Quest Diagnostics Inc 2.800% due 06/30/31	300,000	329,152
Royalty Pharma PLC 3.300% due 09/02/40 ~	1,500,000	1,579,502
Smith & Nephew PLC (United Kingdom) 2.032% due 10/14/30	2,550,000	2,598,483
Takeda Pharmaceutical Co Ltd (Japan) 3.025% due 07/09/40	2,000,000	2,111,541
Transurban Finance Co Pty Ltd (Australia) 2.450% due 03/16/31 ~	2,000,000	2,101,473
Universal Health Services Inc 2.650% due 10/15/30 ~	3,050,000	3,171,965
Viatris Inc 2.300% due 06/22/27 ~	1,000,000	1,065,751
3.850% due 06/22/40 ~	2,650,000	2,991,087

		47,257,414

Energy - 2.2%

Cheniere Corpus Christi Holdings LLC 3.700% due 11/15/29	800,000	891,799
Energy Transfer Operating LP 4.750% due 01/15/26	4,000,000	4,527,815
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	2,000,000	2,333,472
MPLX LP 5.200% due 12/01/47	1,600,000	1,937,776
5.250% due 01/15/25	1,000,000	1,026,257
6.875% due 02/15/23	750,000	725,625
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	1,400,000	1,271,550
Sabine Pass Liquefaction LLC 4.200% due 03/15/28	650,000	746,221

		13,460,515

Financial - 17.7%

Air Lease Corp 2.875% due 01/15/26	950,000	1,005,932
3.000% due 02/01/30	1,000,000	1,027,659
3.375% due 07/01/25	1,600,000	1,722,064
3.875% due 04/01/21	500,000	502,526
Ascot Group Ltd (Bermuda) 4.250% due 12/15/30 ~	500,000	510,625
Banco Santander SA (Spain) 2.749% due 12/03/30	1,500,000	1,549,440
Bank of America Corp 1.922% due 10/24/31	2,000,000	2,027,045
2.592% due 04/29/31	2,100,000	2,252,211
4.183% due 11/25/27	1,500,000	1,741,067
4.250% due 10/22/26	3,000,000	3,520,916
Brown & Brown Inc 2.375% due 03/15/31	1,000,000	1,048,317
Citigroup Inc 2.666% due 01/29/31	2,000,000	2,147,044
4.000% due 08/05/24	826,000	920,093
4.400% due 06/10/25	2,250,000	2,573,733
4.600% due 03/09/26	4,400,000	5,160,671

	Principal Amount	Value
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	$500,000	$527,806
CubeSmart LP REIT 2.000% due 02/15/31	1,500,000	1,505,838
Duke Realty LP REIT 3.250% due 06/30/26	1,000,000	1,121,253
Equinix Inc REIT 1.550% due 03/15/28	1,000,000	1,017,403
1.800% due 07/15/27	700,000	721,356
2.900% due 11/18/26	500,000	547,418
Fidelity National Financial Inc 3.400% due 06/15/30	550,000	604,877
First American Financial Corp 4.000% due 05/15/30	1,350,000	1,549,667
Five Corners Funding Trust II 2.850% due 05/15/30 ~	1,350,000	1,493,789
GE Capital Funding LLC 4.400% due 05/15/30 ~	800,000	943,305
GLP Capital LP REIT 5.250% due 06/01/25	4,500,000	5,074,110
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	1,900,000	1,954,710
3.500% due 09/15/30	500,000	527,551
HSBC Holdings PLC (United Kingdom) 1.645% due 04/18/26	1,000,000	1,023,192
2.099% due 06/04/26	1,750,000	1,820,048
Intercontinental Exchange Inc 1.850% due 09/15/32	1,400,000	1,415,031
2.100% due 06/15/30	2,500,000	2,618,520
JAB Holdings BV (Austria) 2.200% due 11/23/30 ~	500,000	503,049
JPMorgan Chase & Co 2.522% due 04/22/31	4,400,000	4,732,678
2.956% due 05/13/31	3,550,000	3,896,443
3.960% due 01/29/27	1,000,000	1,149,632
KeyCorp 2.550% due 10/01/29	1,500,000	1,625,054
Life Storage LP REIT 2.200% due 10/15/30	1,600,000	1,635,103
Morgan Stanley 4.431% due 01/23/30	1,000,000	1,219,412
5.000% due 11/24/25	1,500,000	1,795,606
OneMain Finance Corp 5.375% due 11/15/29	750,000	845,625
6.125% due 03/15/24	2,600,000	2,843,750
Piedmont Operating Partnership LP REIT 3.150% due 08/15/30	1,050,000	1,076,729
4.450% due 03/15/24	2,200,000	2,358,349
PNC Bank NA 2.700% due 10/22/29	1,250,000	1,368,168
Societe Generale SA (France) 5.375% due 11/18/30 ~	1,500,000	1,594,305
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	2,000,000	2,505,239
The Goldman Sachs Group Inc 2.600% due 02/07/30	6,000,000	6,461,038
The Howard Hughes Corp 5.375% due 03/15/25 ~	1,000,000	1,033,750
The Northwestern Mutual Life Insurance Co 3.625% due 09/30/59 ~	1,500,000	1,744,857
Truist Bank 2.250% due 03/11/30	1,000,000	1,049,858
Ventas Realty LP REIT 3.000% due 01/15/30	950,000	1,022,453
VICI Properties LP REIT 4.625% due 12/01/29 ~	2,000,000	2,143,380

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Wells Fargo & Co 2.188% due 04/30/26	$3,350,000	$3,530,115
2.393% due 06/02/28	3,350,000	3,568,194
4.400% due 06/14/46	2,500,000	3,132,809
Willis North America Inc 2.950% due 09/15/29	2,750,000	3,012,978

		108,023,791

Industrial - 4.1%

Allegion US Holding Co Inc 3.550% due 10/01/27	4,039,000	4,422,031
Berry Global Inc 4.875% due 07/15/26 ~	2,000,000	2,150,470
Carrier Global Corp 2.722% due 02/15/30	1,000,000	1,069,283
Flowserve Corp 3.500% due 10/01/30	2,900,000	3,096,411
General Electric Co 4.350% due 05/01/50	750,000	912,153
Jabil Inc 3.600% due 01/15/30	1,350,000	1,503,824
Masco Corp 3.500% due 11/15/27	1,000,000	1,136,186
7.750% due 08/01/29	950,000	1,324,680
Norbord Inc (Canada) 5.750% due 07/15/27 ~	1,200,000	1,294,296
6.250% due 04/15/23 ~	1,500,000	1,632,968
Otis Worldwide Corp 3.112% due 02/15/40	750,000	817,261
Penske Truck Leasing Co LP 1.200% due 11/15/25 ~	1,000,000	1,009,264
Standard Industries Inc 5.000% due 02/15/27 ~	1,000,000	1,046,875
TransDigm Inc 6.250% due 03/15/26 ~	771,000	822,083
Vertical US Newco Inc (Germany) 5.250% due 07/15/27 ~	1,000,000	1,061,875
Westinghouse Air Brake Technologies Corp 3.200% due 06/15/25	400,000	431,900
Xylem Inc 2.250% due 01/30/31	1,050,000	1,106,656

		24,838,216

Technology - 3.5%

Activision Blizzard Inc 2.500% due 09/15/50	1,150,000	1,124,067
Broadcom Inc 4.250% due 04/15/26	3,000,000	3,438,875
5.000% due 04/15/30	1,750,000	2,128,647
Citrix Systems Inc 3.300% due 03/01/30	1,500,000	1,658,913
Dell International LLC 4.900% due 10/01/26 ~	2,000,000	2,362,870
Fiserv Inc 3.500% due 07/01/29	2,100,000	2,401,089
NXP BV (Netherlands) 3.875% due 06/18/26 ~	3,000,000	3,439,385
Oracle Corp 3.600% due 04/01/50	1,750,000	2,043,773
VMware Inc 4.650% due 05/15/27	1,250,000	1,464,142
4.700% due 05/15/30	1,000,000	1,204,250

		21,266,011

Utilities - 3.4%

Appalachian Power Co 3.700% due 05/01/50	1,000,000	1,205,006
DPL Inc 4.125% due 07/01/25 ~	300,000	324,246
4.350% due 04/15/29	1,125,000	1,263,583

	Principal Amount	Value
Duquesne Light Holdings Inc 2.532% due 10/01/30 ~	$2,000,000	$2,071,960
Electricite de France SA (France) 4.500% due 09/21/28 ~	1,000,000	1,193,861
IPALCO Enterprises Inc 4.250% due 05/01/30 ~	1,350,000	1,563,667
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	850,000	910,562
NRG Energy Inc 2.450% due 12/02/27 ~	1,600,000	1,684,940
Oklahoma Gas & Electric Co 3.300% due 03/15/30	1,250,000	1,430,702
Pacific Gas and Electric Co 2.500% due 02/01/31	1,350,000	1,353,411
Pike Corp 5.500% due 09/01/28 ~	1,000,000	1,058,750
Southern California Edison Co 4.000% due 04/01/47	500,000	587,325
Talen Energy Supply LLC 6.500% due 06/01/25	750,000	613,594
6.625% due 01/15/28 ~	500,000	523,968
The AES Corp 2.450% due 01/15/31 ~	1,750,000	1,774,118
Vistra Operations Co LLC 3.550% due 07/15/24 ~	1,000,000	1,083,418
WEC Energy Group Inc 1.375% due 10/15/27	850,000	865,010
1.800% due 10/15/30	1,000,000	1,004,542

		20,512,663

Total Corporate Bonds & Notes (Cost $295,135,177)		315,551,565

SENIOR LOAN NOTES - 13.6%

Basic Materials - 0.3%

Asplundh Tree Expert LLC Term B 2.647% (USD LIBOR + 2.500%) due 09/04/27 §	1,995,000	2,003,551

Communications - 0.7%

Charter Communications Operating LLC Term B2 1.900% (USD LIBOR + 1.750%) due 02/01/27 §	994,962	991,162
CSC Holdings LLC 2.409% (USD LIBOR + 2.250%) due 01/15/26 §	1,000,000	986,071
CSC Holdings LLC Term B5 2.659% (USD LIBOR + 2.500%) due 04/15/27 §	2,488,750	2,473,818

		4,451,051

Consumer, Cyclical - 3.5%

Bass Pro Group LLC Term B 5.750% (USD LIBOR + 5.000%) due 09/25/24 §	2,467,253	2,478,239
ClubCorp Holdings Inc Term B 3.004% (USD LIBOR + 2.750%) due 09/18/24 §	987,983	927,057
Core & Main LP Term B 3.750% (USD LIBOR + 3.000%) due 08/01/24 §	2,000,000	1,996,666
Marriott Ownership Resorts Inc Term B 1.897% (USD LIBOR + 1.750%) due 08/31/25 §	1,952,772	1,918,599
PetSmart Inc Term B2 4.500% (USD LIBOR + 3.500%) due 03/11/22 §	1,000,000	1,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Restaurant Brands Term B (Canada) 1.897% (USD LIBOR + 1.750%) due 11/19/26 §	$3,848,036	$3,793,020
SeaWorld Parks & Entertainment Inc Term B5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	3,389,095	3,301,545
SRS Distribution Inc Term B 3.147% (USD LIBOR + 3.250%) due 05/24/25 §	3,883,973	3,829,527
Stars Group Holdings BV Term B (Canada) 3.754% (USD LIBOR + 3.500%) due 07/10/25 §	2,072,790	2,082,435

		21,327,088

Consumer, Non-Cyclical - 3.4%

Avantor Funding Inc Term B3 3.250% (USD LIBOR + 2.250%) due 11/21/24 § µ	3,449,821	3,458,446
Bausch Health Americas Inc Term B 3.148% (USD LIBOR + 3.000%) due 06/01/25 §	4,582,802	4,570,630
Pathway Vet Alliance LLC 4.145% - 4.147% (USD LIBOR + 4.000%) due 03/31/27 §	3,486,593	3,491,823
Refinitiv US Holdings Inc 3.397% (USD LIBOR + 3.250%) due 10/01/25 §	2,982,266	2,981,568
Sunshine Luxembourg VII SARL Term B1 (Luxembourg) 5.000% (USD LIBOR + 4.250%) due 10/02/26 §	1,237,500	1,242,692
US Foods Inc Term B 1.897% (USD LIBOR + 1.750%) due 06/27/23 §	4,128,409	4,078,092
Wand NewCo 3 Inc Term B1 3.147% (USD LIBOR + 3.000%) due 02/05/26 §	886,535	875,453

		20,698,704

Financial - 2.0%

AssuredPartners Inc Term B 3.647% (USD LIBOR + 3.500%) due 02/12/27 §	1,237,500	1,221,515
Hub International Ltd Term B 2.965% (USD LIBOR + 2.750%) due 04/25/25 §	2,952,342	2,903,360
NFP Corp Term B 3.397% (USD LIBOR + 3.250%) due 02/13/27 §	3,478,737	3,409,886
USI Inc Term B 3.254% (USD LIBOR + 3.000%) due 05/16/24 §	4,388,441	4,333,129

		11,867,890

Industrial - 2.4%

Berry Global Inc Term Loan Y due 07/01/26 µ	1,595,949	1,590,962
Filtration Group Corp Term B 3.147% (USD LIBOR + 3.000%) due 03/29/25 §	3,378,298	3,350,849
Flex Acquisition Co Inc 4.000% (USD LIBOR + 3.000%) due 12/29/23 §	2,123,318	2,117,252
Pactiv Evergreen Group Holdings Inc 2.897% (USD LIBOR + 2.750%) due 02/05/23 §	1,762,234	1,756,287
The Hillman Group Inc Term B 4.147% (USD LIBOR + 4.000%) due 05/31/25 §	987,342	985,667

	Principal Amount	Value
TransDigm Inc Term E 2.397% (USD LIBOR + 2.250%) due 05/30/25 §	$944,780	$928,246
Term F 2.397% (USD LIBOR + 2.250%) due 12/09/25 §	3,864,373	3,796,747

		14,526,010

Technology - 1.1%

Dell International LLC Term B1 2.750% (USD LIBOR + 2.000%) due 09/19/25 §	989,873	991,682
Sophia LP 2020 1st Lien 4.500% (USD LIBOR + 3.750%) due 10/07/27 §	2,750,000	2,758,594
Tempo Acquisition LLC Term B 3.750% (USD LIBOR + 3.250%) due 10/31/26 §	871,415	867,330
The Dun & Bradstreet Corp Term B 3.898% (USD LIBOR + 3.750%) due 02/08/26 §	994,987	996,480
The Ultimate Software Group Inc Term B 4.750% (USD LIBOR + 4.000%) due 05/03/26 §	1,246,875	1,255,759

		6,869,845

Utilities - 0.2%

PG&E Corp Term B 5.500% (USD LIBOR + 4.500%) due 06/23/25 §	1,243,750	1,260,851

Total Senior Loan Notes (Cost $82,917,359)		83,004,990

MORTGAGE-BACKED SECURITIES - 1.6%

Fannie Mae - 1.6%

due 01/01/36 #	9,500,000	9,889,873

Total Mortgage-Backed Securities (Cost $9,851,778)		9,889,873

ASSET-BACKED SECURITIES - 14.8%

AmeriCredit Automobile Receivables Trust 0.760% due 12/18/25	2,400,000	2,408,433
0.970% due 02/18/26	500,000	506,062
2.240% due 06/19/23	214,956	215,364
2.690% due 06/19/23	700,000	709,666
2.710% due 08/18/22	470,950	473,750
3.130% due 02/18/25	950,000	983,664
3.360% due 02/18/25	1,000,000	1,053,691
Apidos CLO XXX (Cayman) 1.818% (USD LIBOR + 1.600%) due 10/18/31 § ~	2,000,000	1,999,025
Benefit Street Partners CLO X Ltd (Cayman) 1.377% (USD LIBOR + 1.140%) due 01/15/29 § ~	550,000	549,979
1.987% (USD LIBOR + 1.750%) due 01/15/29 § ~	250,000	249,981
Buttermilk Park CLO Ltd (Cayman) 1.337% (USD LIBOR + 1.100%) due 10/15/31 § ~	850,000	846,046
Capital Auto Receivables Asset Trust 3.090% due 08/22/22 ~	900,000	912,139
Citibank Credit Card Issuance Trust 0.924% (USD LIBOR + 0.770%) due 05/14/29 §	2,000,000	2,007,287

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Dryden 43 Senior Loan Fund CLO (Cayman) 1.968% (USD LIBOR + 1.750%) due 07/20/29 § ~	$1,600,000	$1,604,015
Dryden 55 CLO Ltd (Cayman) 2.137% (USD LIBOR + 1.900%) due 04/15/31 § ~	1,000,000	982,114
Dryden 58 CLO Ltd (Cayman) 1.718% (USD LIBOR + 1.500%) due 07/17/31 § ~	1,000,000	996,402
2.018% (USD LIBOR + 1.800%) due 07/17/31 § ~	1,000,000	980,520
Dryden 61 CLO Ltd (Cayman) 1.868% (USD LIBOR + 1.650%) due 01/17/32 § ~	1,250,000	1,256,246
2.268% (USD LIBOR + 2.050%) due 01/17/32 § ~	1,250,000	1,248,130
Dryden 64 CLO Ltd (Cayman) 1.618% (USD LIBOR + 1.400%) due 04/18/31 § ~	800,000	788,731
Dryden 75 CLO Ltd (Cayman) 1.937% (USD LIBOR + 1.700%) due 07/15/30 § ~	1,200,000	1,205,997
Ford Credit Auto Owner Trust 2.040% due 12/15/26	500,000	517,821
2.350% due 04/15/23	1,500,000	1,514,064
3.020% due 10/15/24	2,940,000	3,088,056
3.190% due 07/15/31 ~	3,000,000	3,300,904
Madison Park Funding XXIX CLO Ltd (Cayman) 1.968% (USD LIBOR + 1.750%) due 10/18/30 § ~	1,750,000	1,752,216
Madison Park Funding XXVIII CLO Ltd (Cayman) 1.837% (USD LIBOR + 1.600%) due 07/15/30 § ~	1,400,000	1,406,997
2.087% (USD LIBOR + 1.850%) due 07/15/30 § ~	600,000	592,140
Magnetite XII Ltd (Cayman) 1.337% due 10/15/31 § ~	1,125,000	1,124,733
Magnetite XIV-R Ltd (Cayman) 1.338% (USD LIBOR + 1.120%) due 10/18/31 § ~	2,500,000	2,495,497
MVW LLC 1.740% due 10/20/37 ~	363,204	372,216
Navient Private Education Refi Loan Trust 1.220% due 07/15/69 ~	526,045	531,692
1.310% due 01/15/69 ~	1,450,000	1,465,982
1.690% due 05/15/69 ~	4,342,333	4,436,160
2.460% due 11/15/68 ~	500,000	524,145
2.640% due 05/15/68 ~	1,000,000	1,031,940
Navient Student Loan Trust 0.559% (USD LIBOR + 0.400%) due 12/15/59 § ~	183,915	183,842
0.868% (USD LIBOR + 0.720%) due 03/25/67 § ~	1,000,000	990,290
1.198% (USD LIBOR + 1.050%) due 06/25/69 § ~	977,427	991,731
1.320% due 08/26/69 ~	1,435,193	1,440,240
3.390% due 12/15/59 ~	3,000,000	3,146,995
OCP CLO Ltd (Cayman) 1.035% (USD LIBOR + 0.820%) due 10/26/27 § ~	584,247	583,521
Octagon Investment Partners 25 Ltd CLO (Cayman) 1.418% (USD LIBOR + 1.200%) due 10/20/26 § ~	1,000,000	995,137
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	450,831	451,488

	Principal Amount	Value
Palmer Square CLO 2020-3 Ltd (Cayman) 1.596% (USD LIBOR + 1.370%) due 11/15/31 § ~	$4,000,000	$4,000,043
Palmer Square CLO Ltd (Cayman) 1.330% (USD LIBOR + 1.100%) due 07/16/31 § ~	1,000,000	998,280
Palmer Square Loan Funding Ltd (Cayman) 1.574% (USD LIBOR + 1.350%) due 02/20/28 § ~	1,350,000	1,337,497
2.124% (USD LIBOR + 1.900%) due 02/20/28 § ~	600,000	591,341
Regatta X Funding Ltd CLO (Cayman) 1.338% (USD LIBOR + 1.120%) due 01/17/31 § ~	2,000,000	1,992,494
Santander Drive Auto Receivables Trust 0.730% due 03/17/25	1,100,000	1,104,163
0.960% due 11/15/24	600,000	603,968
2.960% due 03/15/24	315,381	316,895
3.350% due 07/17/23	1,808,813	1,824,089
3.510% due 08/15/23	1,406,369	1,418,130
SLC Student Loan Trust 0.317% (USD LIBOR + 0.100%) due 09/15/26 §	214,166	214,140
0.327% (USD LIBOR + 0.110%) due 03/15/27 §	306,508	306,527
SLM Student Loan Trust 0.765% (USD LIBOR + 0.550%) due 10/25/64 § ~	772,939	764,521
SMB Private Education Loan Trust 1.290% due 07/15/53 ~	1,413,317	1,420,103
2.230% due 09/15/37 ~	3,500,000	3,638,117
2.340% due 09/15/34 ~	544,607	559,835
2.700% due 05/15/31 ~	696,050	720,050
2.820% due 10/15/35 ~	1,433,050	1,487,423
2.880% due 09/15/34 ~	1,540,747	1,612,895
3.440% due 07/15/36 ~	1,790,634	1,897,382
3.500% due 02/15/36 ~	1,080,010	1,144,551
3.600% due 01/15/37 ~	1,198,387	1,281,565
3.630% due 11/15/35 ~	951,693	1,031,340
SoFi Professional Loan Program Trust 2.540% due 05/15/46 ~	1,100,000	1,137,608
Tiaa CLO III Ltd (Cayman) 1.380% (USD LIBOR + 1.150%) due 01/16/31 § ~	1,834,000	1,829,935
Voya CLO Ltd (Cayman) 1.448% (USD LIBOR + 1.230%) due 07/20/30 § ~	2,000,000	2,001,002

Total Asset-Backed Securities (Cost $88,697,757)		90,148,943

U.S. TREASURY OBLIGATIONS - 13.7%

U.S. Treasury Bonds - 3.6%

1.125% due 05/15/40	5,500,000	5,216,406
2.000% due 02/15/50	500,000	542,051
2.250% due 08/15/46	1,950,000	2,222,086
2.500% due 02/15/46	6,500,000	7,752,519
2.750% due 11/15/47	5,000,000	6,263,867

		21,996,929

U.S. Treasury Notes - 10.1%

0.250% due 05/31/25	9,000,000	8,982,070
0.250% due 06/30/25	12,000,000	11,968,125
0.250% due 10/31/25	3,000,000	2,986,758
0.500% due 06/30/27	10,000,000	9,956,641
0.500% due 10/31/27	3,000,000	2,975,625
0.625% due 05/15/30	2,000,000	1,954,375
1.250% due 07/31/23	7,000,000	7,199,609

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
1.250% due 08/31/24	$6,000,000	$6,224,531
1.500% due 02/15/30	4,700,000	4,970,067
1.625% due 05/15/26	1,000,000	1,064,805
2.000% due 11/30/22	3,000,000	3,107,695

		61,390,301

Total U.S. Treasury Obligations (Cost $79,895,741)		83,387,230

FOREIGN GOVERNMENT BONDS & NOTES - 0.3%

Mexico Government (Mexico) 2.659% due 05/24/31	2,000,000	2,052,100

Total Foreign Government Bonds & Notes (Cost $2,000,000)		2,052,100

SHORT-TERM INVESTMENT - 6.2%

Repurchase Agreement - 6.2%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $37,668,864; collateralized by U.S. Treasury Notes: 0.375% - 2.375% due 12/31/25 - 05/15/27 and value $38,422,267)	37,668,864	37,668,864

Total Short-Term Investment (Cost $37,668,864)		37,668,864

TOTAL INVESTMENTS - 102.0% (Cost $596,166,676)		621,703,565

OTHER ASSETS & LIABILITIES, NET - (2.0%)		(11,964,921)

NET ASSETS - 100.0%		$609,738,644

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	51.8%
Asset-Backed Securities	14.8%
U.S. Treasury Obligations	13.7%
Senior Loan Notes	13.6%
Short-Term Investment	6.2%
Others (each less than 3.0%)	1.9%

	102.0%
Other Assets & Liabilities, Net	(2.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$315,551,565	$-	$315,551,565	$-
	Senior Loan Notes	83,004,990	-	83,004,990	-
	Mortgage-Backed Securities	9,889,873	-	9,889,873	-
	Asset-Backed Securities	90,148,943	-	90,148,943	-
	U.S. Treasury Obligations	83,387,230	-	83,387,230	-
	Foreign Government Bonds & Notes	2,052,100	-	2,052,100	-
	Short-Term Investment	37,668,864	-	37,668,864	-

	Total	$621,703,565	$-	$621,703,565	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 40.6%

Basic Materials - 1.4%

Anglo American Capital PLC (South Africa)
3.625% due 09/11/24 ~	$500,000	$544,408
4.000% due 09/11/27 ~	1,080,000	1,240,411
4.750% due 04/10/27 ~	2,990,000	3,530,713
ArcelorMittal SA (Luxembourg)
3.600% due 07/16/24	2,130,000	2,299,366
4.550% due 03/11/26	1,350,000	1,517,153
7.250% due 10/15/39	740,000	1,039,516
Barrick Gold Corp (Canada) 5.250% due 04/01/42	340,000	468,987
Barrick North America Finance LLC (Canada)
5.700% due 05/30/41	1,983,000	2,873,138
5.750% due 05/01/43	1,500,000	2,191,029
BHP Billiton Finance USA Ltd (Australia) 2.875% due 02/24/22	214,000	220,173
5.000% due 09/30/43	1,220,000	1,794,603
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	2,060,000	2,302,122
Freeport-McMoRan Inc 3.875% due 03/15/23	40,000	41,812
4.550% due 11/14/24	120,000	131,325
4.625% due 08/01/30	710,000	780,485
5.400% due 11/14/34	150,000	187,969
5.450% due 03/15/43	4,440,000	5,536,058
Glencore Funding LLC (Australia) 4.000% due 03/27/27 ~	3,440,000	3,895,106
4.125% due 05/30/23 ~	130,000	140,686
4.125% due 03/12/24 ~	6,520,000	7,180,935
4.625% due 04/29/24 ~	2,000,000	2,234,966
OCP SA (Morocco) 4.500% due 10/22/25 ~	1,600,000	1,746,798
Southern Copper Corp (Peru) 5.250% due 11/08/42	6,410,000	8,593,098
6.750% due 04/16/40	600,000	903,137
Suzano Austria GmbH (Brazil) 3.750% due 01/15/31	4,440,000	4,716,390
Syngenta Finance NV (Switzerland) 3.933% due 04/23/21 ~	2,590,000	2,607,533
Teck Resources Ltd (Canada) 6.000% due 08/15/40	90,000	112,838
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	1,193,000	1,751,479
Yamana Gold Inc (Canada) 4.625% due 12/15/27	1,810,000	1,981,097

		62,563,331

Communications - 3.9%

Alphabet Inc 0.450% due 08/15/25	430,000	431,164
0.800% due 08/15/27	820,000	816,861
1.100% due 08/15/30	980,000	966,346
2.050% due 08/15/50	1,550,000	1,481,072
Altice France SA (France) 7.375% due 05/01/26 ~	4,670,000	4,921,013
Amazon.com Inc 0.800% due 06/03/25	2,100,000	2,132,641
1.200% due 06/03/27	2,570,000	2,624,809
1.500% due 06/03/30	2,430,000	2,469,869
2.500% due 06/03/50	2,080,000	2,158,264
3.150% due 08/22/27	2,710,000	3,089,274
3.875% due 08/22/37	1,310,000	1,634,238
4.050% due 08/22/47	2,720,000	3,591,791
4.250% due 08/22/57	390,000	555,755
4.950% due 12/05/44	190,000	278,950

	Principal Amount	Value
AT&T Inc 1.650% due 02/01/28	$3,200,000	$3,267,717
2.250% due 02/01/32	510,000	518,052
2.300% due 06/01/27	2,850,000	3,041,239
3.100% due 02/01/43	2,370,000	2,404,588
3.550% due 09/15/55 ~	3,014,000	3,003,924
4.350% due 06/15/45	744,000	859,638
CCO Holdings LLC 4.500% due 08/15/30 ~	170,000	180,626
4.500% due 05/01/32 ~	2,520,000	2,693,804
5.000% due 02/01/28 ~	940,000	994,990
5.125% due 05/01/27 ~	1,270,000	1,349,407
Charter Communications Operating LLC 4.200% due 03/15/28	2,890,000	3,335,383
4.800% due 03/01/50	540,000	645,394
4.908% due 07/23/25	4,310,000	5,010,539
5.375% due 04/01/38	2,870,000	3,588,285
5.750% due 04/01/48	2,070,000	2,710,654
6.384% due 10/23/35	270,000	370,416
6.484% due 10/23/45	650,000	922,997
6.834% due 10/23/55	370,000	561,666
Comcast Corp 3.100% due 04/01/25	110,000	121,118
3.150% due 03/01/26	1,270,000	1,418,756
3.250% due 11/01/39	190,000	215,647
3.300% due 04/01/27	1,510,000	1,719,231
3.400% due 04/01/30	1,000,000	1,153,588
3.400% due 07/15/46	170,000	195,665
3.450% due 02/01/50	1,330,000	1,567,945
3.750% due 04/01/40	220,000	265,080
3.950% due 10/15/25	6,050,000	6,953,749
4.000% due 03/01/48	270,000	339,774
4.150% due 10/15/28	3,990,000	4,804,121
4.250% due 10/15/30	2,390,000	2,943,713
4.700% due 10/15/48	320,000	445,891
5.650% due 06/15/35	290,000	416,457
6.500% due 11/15/35	1,530,000	2,368,200
CSC Holdings LLC 4.125% due 12/01/30 ~	5,860,000	6,133,076
DISH DBS Corp 5.875% due 11/15/24	2,011,000	2,111,550
7.750% due 07/01/26	760,000	851,766
FOX Corp 5.476% due 01/25/39	1,450,000	1,988,480
5.576% due 01/25/49	700,000	1,023,259
Netflix Inc 5.375% due 02/01/21	380,000	382,138
Prosus NV (China) 3.832% due 02/08/51 ~	450,000	442,009
4.027% due 08/03/50 ~	2,450,000	2,573,948
4.850% due 07/06/27 ~	2,510,000	2,896,766
Sprint Capital Corp 8.750% due 03/15/32	1,420,000	2,249,813
Sprint Corp 7.625% due 02/15/25	910,000	1,089,916
7.875% due 09/15/23	40,000	46,362
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	150,000	151,645
T-Mobile USA Inc 2.050% due 02/15/28 ~	380,000	395,736
2.550% due 02/15/31 ~	1,170,000	1,230,044
3.000% due 02/15/41 ~	330,000	342,736
3.300% due 02/15/51 ~	50,000	51,535
3.500% due 04/15/25 ~	6,930,000	7,664,441
3.750% due 04/15/27 ~	330,000	376,134
3.875% due 04/15/30 ~	3,880,000	4,497,929
6.000% due 03/01/23	60,000	60,150
6.000% due 04/15/24	40,000	40,540
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	680,000	740,537

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Telefonica Emisiones SA (Spain) 5.520% due 03/01/49	$1,500,000	$2,024,169
Time Warner Cable LLC 5.500% due 09/01/41	250,000	321,859
6.750% due 06/15/39	1,310,000	1,866,677
7.300% due 07/01/38	1,620,000	2,403,527
Time Warner Entertainment Co LP 8.375% due 07/15/33	990,000	1,532,555
Verizon Communications Inc 0.850% due 11/20/25	510,000	514,130
1.750% due 01/20/31	1,620,000	1,613,878
2.625% due 08/15/26	2,770,000	3,036,051
2.650% due 11/20/40	3,760,000	3,802,799
2.875% due 11/20/50	5,590,000	5,637,667
3.150% due 03/22/30	1,410,000	1,581,657
3.376% due 02/15/25	4,008,000	4,452,357
3.500% due 11/01/24	410,000	452,929
3.850% due 11/01/42	960,000	1,139,162
4.000% due 03/22/50	610,000	740,012
4.125% due 03/16/27	286,000	337,390
4.125% due 08/15/46	980,000	1,205,316
4.329% due 09/21/28	715,000	861,217
4.400% due 11/01/34	1,750,000	2,184,644
4.500% due 08/10/33	6,570,000	8,285,667
4.522% due 09/15/48	1,450,000	1,891,005
4.862% due 08/21/46	630,000	851,441
5.500% due 03/16/47	250,000	364,493
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	200,000	208,125
Vodafone Group PLC (United Kingdom) 4.375% due 05/30/28	2,640,000	3,162,501

		175,352,039

Consumer, Cyclical - 3.2%

BMW US Capital LLC (Germany) 1.850% due 09/15/21 ~	440,000	444,130
Costco Wholesale Corp 1.375% due 06/20/27	2,890,000	2,979,880
1.600% due 04/20/30	1,650,000	1,691,937
Delta Air Lines Inc 2.900% due 10/28/24	2,160,000	2,132,281
3.400% due 04/19/21	2,910,000	2,929,229
3.625% due 03/15/22	1,200,000	1,234,877
3.800% due 04/19/23	520,000	534,159
4.500% due 10/20/25 ~	1,800,000	1,924,568
4.750% due 10/20/28 ~	1,650,000	1,802,333
7.000% due 05/01/25 ~	8,510,000	9,830,892
7.375% due 01/15/26	2,130,000	2,434,656
Dollar General Corp 3.250% due 04/15/23	170,000	179,920
Ford Motor Co 4.750% due 01/15/43	300,000	306,375
Ford Motor Credit Co LLC 3.336% due 03/18/21	200,000	200,750
3.339% due 03/28/22	200,000	202,250
3.664% due 09/08/24	270,000	277,567
4.000% due 11/13/30	2,090,000	2,201,146
4.125% due 08/17/27	1,590,000	1,667,513
5.125% due 06/16/25	200,000	217,710
5.750% due 02/01/21	1,070,000	1,074,681
5.875% due 08/02/21	1,860,000	1,906,035
General Motors Co 5.150% due 04/01/38	440,000	529,050
5.400% due 10/02/23	700,000	784,271
5.950% due 04/01/49	1,450,000	1,962,611
6.125% due 10/01/25	1,230,000	1,492,892
6.250% due 10/02/43	570,000	768,940
General Motors Financial Co Inc 3.450% due 04/10/22	720,000	740,499
4.250% due 05/15/23	1,250,000	1,348,049

	Principal Amount	Value
4.350% due 01/17/27	$520,000	$592,524
4.375% due 09/25/21	180,000	184,886
Hanesbrands Inc 4.625% due 05/15/24 ~	2,170,000	2,277,144
4.875% due 05/15/26 ~	690,000	750,375
5.375% due 05/15/25 ~	1,110,000	1,175,790
Hilton Domestic Operating Co Inc 5.125% due 05/01/26	430,000	445,050
5.375% due 05/01/25 ~	800,000	850,800
5.750% due 05/01/28 ~	530,000	577,369
Hilton Worldwide Finance LLC 4.875% due 06/21/26	2,050,000	2,173,615
Las Vegas Sands Corp 2.900% due 06/25/25	340,000	356,010
3.200% due 08/08/24	4,710,000	4,991,230
Lennar Corp 4.500% due 04/30/24	1,160,000	1,283,975
4.750% due 05/30/25	200,000	228,875
4.750% due 11/29/27	2,150,000	2,543,557
5.000% due 06/15/27	80,000	94,400
Levi Strauss & Co 5.000% due 05/01/25	1,030,000	1,057,038
Lowe’s Cos Inc 4.500% due 04/15/30	710,000	884,011
McDonald’s Corp 1.450% due 09/01/25	260,000	269,803
3.300% due 07/01/25	1,100,000	1,225,947
3.500% due 03/01/27	1,530,000	1,752,853
3.500% due 07/01/27	1,390,000	1,595,711
3.600% due 07/01/30	1,050,000	1,231,964
3.625% due 09/01/49	190,000	223,392
3.700% due 01/30/26	2,270,000	2,586,892
3.800% due 04/01/28	740,000	865,737
4.200% due 04/01/50	1,860,000	2,393,481
MDC Holdings Inc 6.000% due 01/15/43	580,000	778,604
Mileage Plus Holdings LLC 6.500% due 06/20/27 ~	1,890,000	2,035,294
New Red Finance Inc (Canada) 3.500% due 02/15/29 ~	1,540,000	1,540,963
4.250% due 05/15/24 ~	1,684,000	1,719,364
Newell Brands Inc 4.350% due 04/01/23	989,000	1,038,588
4.700% due 04/01/26	10,000	11,029
NIKE Inc 2.400% due 03/27/25	930,000	1,002,659
2.750% due 03/27/27	1,510,000	1,671,610
2.850% due 03/27/30	1,520,000	1,722,421
3.250% due 03/27/40	750,000	873,052
3.375% due 03/27/50	5,190,000	6,391,662
Nissan Motor Co Ltd (Japan) 3.043% due 09/15/23 ~	2,080,000	2,176,097
3.522% due 09/17/25 ~	4,860,000	5,214,638
4.345% due 09/17/27 ~	4,700,000	5,195,163
Sands China Ltd (Macau) 3.800% due 01/08/26 ~	950,000	1,016,937
4.600% due 08/08/23	4,000,000	4,257,960
5.125% due 08/08/25	1,030,000	1,157,859
5.400% due 08/08/28	620,000	727,706
Spirit Loyalty Cayman Ltd 8.000% due 09/20/25 ~	2,350,000	2,643,750
Target Corp 2.250% due 04/15/25	1,690,000	1,813,498
The Home Depot Inc 2.500% due 04/15/27	1,050,000	1,153,438
2.700% due 04/15/30	1,130,000	1,261,547
3.300% due 04/15/40	1,230,000	1,450,780
3.350% due 04/15/50	3,510,000	4,177,372
3.900% due 12/06/28	190,000	228,659
3.900% due 06/15/47	210,000	268,202

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
The TJX Cos Inc 3.500% due 04/15/25	$1,100,000	$1,229,118
3.750% due 04/15/27	340,000	393,588
Toll Brothers Finance Corp 4.375% due 04/15/23	770,000	819,088
VOC Escrow Ltd 5.000% due 02/15/28 ~	1,320,000	1,313,156
Walmart Inc 3.400% due 06/26/23	610,000	655,275
3.550% due 06/26/25	530,000	600,274
3.700% due 06/26/28	4,540,000	5,348,603
Wynn Macau Ltd (Macau) 5.125% due 12/15/29 ~	340,000	347,829
5.625% due 08/26/28 ~	2,500,000	2,624,825

		141,272,238

Consumer, Non-Cyclical - 7.6%

Abbott Laboratories 3.750% due 11/30/26	1,845,000	2,162,452
4.750% due 11/30/36	1,700,000	2,342,805
4.900% due 11/30/46	1,560,000	2,310,370
AbbVie Inc 2.300% due 11/21/22	7,590,000	7,871,564
2.600% due 11/21/24	7,360,000	7,894,079
2.950% due 11/21/26	1,590,000	1,760,214
3.200% due 11/21/29	4,960,000	5,564,300
3.450% due 03/15/22	1,420,000	1,464,845
3.600% due 05/14/25	1,600,000	1,783,931
3.750% due 11/14/23	370,000	403,633
3.800% due 03/15/25	5,830,000	6,508,748
4.250% due 11/21/49	200,000	251,568
Aetna Inc 2.800% due 06/15/23	540,000	568,508
Altria Group Inc 2.350% due 05/06/25	3,960,000	4,210,891
3.490% due 02/14/22	850,000	879,126
3.800% due 02/14/24	940,000	1,026,769
3.875% due 09/16/46	820,000	866,192
4.400% due 02/14/26	5,780,000	6,712,410
4.750% due 05/05/21	2,980,000	3,023,036
4.800% due 02/14/29	1,500,000	1,799,878
5.800% due 02/14/39	1,040,000	1,370,319
5.950% due 02/14/49	3,420,000	4,791,476
6.200% due 02/14/59	680,000	956,449
Amgen Inc 3.625% due 05/22/24	590,000	647,818
4.663% due 06/15/51	289,000	394,228
Anheuser-Busch Cos LLC (Belgium) 3.650% due 02/01/26	1,450,000	1,639,231
4.900% due 02/01/46	4,780,000	6,240,368
Anheuser-Busch InBev Worldwide Inc (Belgium)
3.500% due 06/01/30	710,000	822,984
4.000% due 04/13/28	1,160,000	1,367,878
4.150% due 01/23/25	2,710,000	3,086,842
4.350% due 06/01/40	1,540,000	1,892,132
4.500% due 06/01/50	2,870,000	3,617,607
4.750% due 01/23/29	450,000	555,295
5.550% due 01/23/49	1,370,000	1,947,611
Anthem Inc 2.950% due 12/01/22	490,000	513,622
3.125% due 05/15/22	3,300,000	3,424,649
3.350% due 12/01/24	560,000	617,239
3.650% due 12/01/27	1,830,000	2,110,726
3.700% due 08/15/21	220,000	222,688
BAT Capital Corp (United Kingdom) 3.557% due 08/15/27	9,180,000	10,223,699
4.540% due 08/15/47	5,450,000	6,052,210
Bausch Health Americas Inc 9.250% due 06/01/25 ~	670,000	747,921

	Principal Amount	Value
Bausch Health Cos Inc 5.000% due 01/30/28 ~	$2,560,000	$2,641,382
5.250% due 01/30/30 ~	8,580,000	8,997,160
5.250% due 02/15/31 ~	1,150,000	1,203,584
5.500% due 11/01/25 ~	60,000	62,237
6.250% due 02/15/29 ~	2,580,000	2,806,240
7.250% due 05/30/29 ~	960,000	1,080,763
9.000% due 12/15/25 ~	880,000	975,000
Becton Dickinson & Co 4.685% due 12/15/44	813,000	1,050,282
Becton Dickinson and Co 3.363% due 06/06/24	4,810,000	5,230,428
3.734% due 12/15/24	993,000	1,101,316
Bristol-Myers Squibb Co 2.250% due 08/15/21	1,680,000	1,698,674
2.600% due 05/16/22	2,260,000	2,332,345
2.900% due 07/26/24	1,950,000	2,118,105
3.200% due 06/15/26	3,290,000	3,703,408
3.400% due 07/26/29	1,530,000	1,781,742
3.550% due 08/15/22	910,000	959,303
3.625% due 05/15/24	500,000	548,344
3.875% due 08/15/25	1,830,000	2,090,044
5.000% due 08/15/45	2,660,000	3,852,593
5.250% due 08/15/43	320,000	459,981
Cargill Inc 1.375% due 07/23/23 ~	1,660,000	1,701,970
Centene Corp 3.375% due 02/15/30	370,000	389,852
4.625% due 12/15/29	380,000	422,372
4.750% due 01/15/25	150,000	154,122
5.375% due 06/01/26 ~	410,000	432,944
Cigna Corp 3.400% due 09/17/21	1,310,000	1,338,339
3.750% due 07/15/23	3,734,000	4,037,414
4.125% due 11/15/25	1,010,000	1,163,672
4.375% due 10/15/28	8,010,000	9,683,707
4.900% due 12/15/48	1,000,000	1,375,197
CommonSpirit Health 4.350% due 11/01/42	420,000	492,838
Constellation Brands Inc 4.250% due 05/01/23	590,000	643,301
CVS Health Corp 2.750% due 12/01/22	2,160,000	2,246,117
3.350% due 03/09/21	643,000	646,537
3.625% due 04/01/27	550,000	626,510
3.700% due 03/09/23	263,000	281,620
3.750% due 04/01/30	1,410,000	1,641,982
3.875% due 07/20/25	1,278,000	1,449,052
4.125% due 04/01/40	580,000	693,416
4.250% due 04/01/50	180,000	225,169
4.300% due 03/25/28	9,007,000	10,727,558
5.050% due 03/25/48	3,580,000	4,852,318
5.125% due 07/20/45	1,440,000	1,938,838
CVS Pass-Through Trust 5.298% due 01/11/27 ~	404,688	433,068
6.036% due 12/10/28	2,146,978	2,494,996
Danone SA (France) 2.077% due 11/02/21 ~	2,540,000	2,571,677
2.589% due 11/02/23 ~	4,030,000	4,244,672
Diageo Investment Corp (United Kingdom)
2.875% due 05/11/22	2,530,000	2,617,004
DP World PLC (United Arab Emirates)
5.625% due 09/25/48 ~	3,360,000	4,294,752
Fresenius Medical Care US Finance II Inc (Germany)
5.875% due 01/31/22 ~	1,160,000	1,221,840
Gilead Sciences Inc 3.650% due 03/01/26	1,660,000	1,886,776
4.750% due 03/01/46	2,400,000	3,181,192
GlaxoSmithKline Capital PLC (United Kingdom)
2.850% due 05/08/22	140,000	144,838

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
HCA Inc 3.500% due 09/01/30	$730,000	$775,884
4.500% due 02/15/27	110,000	128,006
4.750% due 05/01/23	720,000	785,427
5.000% due 03/15/24	1,333,000	1,500,046
5.250% due 06/15/26	180,000	213,221
5.375% due 02/01/25	1,287,000	1,449,181
5.375% due 09/01/26	980,000	1,128,250
5.500% due 06/15/47	640,000	854,889
5.625% due 09/01/28	200,000	236,605
5.875% due 02/01/29	630,000	760,224
Humana Inc 3.150% due 12/01/22	970,000	1,013,645
3.950% due 03/15/27	2,781,000	3,202,115
4.500% due 04/01/25	300,000	344,802
4.625% due 12/01/42	1,090,000	1,399,200
4.800% due 03/15/47	130,000	173,942
4.950% due 10/01/44	610,000	822,792
Johnson & Johnson 0.550% due 09/01/25	1,190,000	1,195,670
0.950% due 09/01/27	2,380,000	2,392,287
3.625% due 03/03/37	3,810,000	4,663,921
Kraft Heinz Foods Co 3.000% due 06/01/26	1,910,000	1,995,529
3.950% due 07/15/25	658,000	724,928
4.250% due 03/01/31 ~	420,000	468,452
4.375% due 06/01/46	560,000	605,914
4.625% due 10/01/39 ~	30,000	33,561
4.875% due 10/01/49 ~	980,000	1,143,339
5.000% due 06/04/42	210,000	246,396
5.200% due 07/15/45	770,000	915,607
5.500% due 06/01/50 ~	1,050,000	1,325,974
6.750% due 03/15/32	50,000	66,438
6.875% due 01/26/39	140,000	194,222
7.125% due 08/01/39 ~	30,000	43,034
Lamb Weston Holdings Inc 4.875% due 11/01/26 ~	1,410,000	1,476,517
4.875% due 05/15/28 ~	110,000	122,994
Mars Inc 2.700% due 04/01/25 ~	1,590,000	1,722,450
3.200% due 04/01/30 ~	850,000	977,621
Medtronic Inc 3.500% due 03/15/25	984,000	1,104,483
Merck & Co Inc 0.750% due 02/24/26	1,980,000	2,003,342
1.450% due 06/24/30	1,150,000	1,162,672
Molson Coors Beverage Co 3.500% due 05/01/22	500,000	520,010
Mondelez International Holdings Netherlands BV 2.125% due 09/19/22 ~	1,050,000	1,080,405
Mondelez International Inc 1.500% due 05/04/25	2,580,000	2,670,581
2.125% due 04/13/23	550,000	571,530
PayPal Holdings Inc 1.350% due 06/01/23	1,470,000	1,505,952
1.650% due 06/01/25	1,530,000	1,599,865
PepsiCo Inc 0.750% due 05/01/23	1,930,000	1,958,079
1.625% due 05/01/30	1,590,000	1,633,031
2.250% due 03/19/25	190,000	203,397
2.625% due 03/19/27	190,000	209,140
2.875% due 10/15/49	570,000	638,490
3.625% due 03/19/50	270,000	342,958
3.875% due 03/19/60	460,000	618,652
Pfizer Inc 0.800% due 05/28/25	2,510,000	2,555,906
1.700% due 05/28/30	1,580,000	1,641,573
2.625% due 04/01/30	1,600,000	1,786,174

	Principal Amount	Value
Philip Morris International Inc 1.125% due 05/01/23	$980,000	$999,635
2.100% due 05/01/30	1,090,000	1,137,596
2.500% due 08/22/22	2,560,000	2,653,846
2.500% due 11/02/22	2,670,000	2,771,692
2.900% due 11/15/21	1,460,000	1,494,132
Prime Security Services Borrower LLC 5.750% due 04/15/26 ~	1,260,000	1,381,275
Primo Water Holdings Inc (Canada) 5.500% due 04/01/25 ~	1,530,000	1,581,638
Reynolds American Inc (United Kingdom) 5.850% due 08/15/45	1,090,000	1,394,881
Service Corp International 7.500% due 04/01/27	510,000	622,741
Spectrum Brands Inc 5.000% due 10/01/29 ~	100,000	107,640
5.750% due 07/15/25	700,000	723,695
Teva Pharmaceutical Finance Co BV (Israel)
2.950% due 12/18/22	1,020,000	1,019,363
3.650% due 11/10/21	70,000	71,072
Teva Pharmaceutical Finance IV BV (Israel)
3.650% due 11/10/21	1,020,000	1,035,071
Teva Pharmaceutical Finance Netherlands III BV (Israel)
2.200% due 07/21/21	3,990,000	3,987,506
2.800% due 07/21/23	2,630,000	2,608,539
3.150% due 10/01/26	2,660,000	2,561,939
4.100% due 10/01/46	2,080,000	1,856,400
6.000% due 04/15/24	250,000	265,581
7.125% due 01/31/25	2,430,000	2,690,690
The Coca-Cola Co 1.450% due 06/01/27	1,820,000	1,880,265
2.500% due 06/01/40	70,000	74,563
2.500% due 03/15/51	770,000	795,714
2.600% due 06/01/50	780,000	823,109
2.950% due 03/25/25	740,000	816,003
3.375% due 03/25/27	1,600,000	1,835,949
The Hershey Co 0.900% due 06/01/25	490,000	497,808
The Procter & Gamble Co 2.800% due 03/25/27	300,000	334,300
3.000% due 03/25/30	870,000	1,003,519
United Rentals North America Inc 3.875% due 11/15/27	1,390,000	1,457,763
3.875% due 02/15/31	1,850,000	1,944,211
5.500% due 05/15/27	800,000	858,500
UnitedHealth Group Inc 1.250% due 01/15/26	590,000	608,341
2.000% due 05/15/30	560,000	594,206
2.375% due 10/15/22	240,000	249,418
2.875% due 12/15/21	1,130,000	1,157,434
3.125% due 05/15/60	200,000	232,183
3.500% due 06/15/23	540,000	582,954
3.750% due 07/15/25	1,580,000	1,800,924
3.875% due 08/15/59	1,400,000	1,812,665
4.250% due 06/15/48	420,000	560,868
4.450% due 12/15/48	310,000	427,913
5.700% due 10/15/40	10,000	15,108
5.800% due 03/15/36	860,000	1,288,155

		339,123,030

Energy - 6.1%

Apache Corp 3.250% due 04/15/22	387,000	390,870
4.250% due 01/15/44	3,240,000	3,204,781
4.375% due 10/15/28	4,355,000	4,540,000
4.750% due 04/15/43	1,310,000	1,360,749
6.000% due 01/15/37	562,000	622,415

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
BP Capital Markets America Inc 2.937% due 04/06/23	$160,000	$168,917
3.000% due 02/24/50	3,670,000	3,761,217
3.119% due 05/04/26	1,990,000	2,203,270
3.216% due 11/28/23	960,000	1,030,145
3.410% due 02/11/26	5,590,000	6,260,969
3.633% due 04/06/30	1,110,000	1,291,722
3.790% due 02/06/24	350,000	382,605
BP Capital Markets PLC (United Kingdom) 3.506% due 03/17/25	520,000	580,171
3.535% due 11/04/24	350,000	387,568
3.561% due 11/01/21	220,000	225,921
Cameron LNG LLC 3.302% due 01/15/35 ~	2,620,000	2,962,632
2.902% due 07/15/31 ~	540,000	591,815
Cheniere Energy Inc 4.625% due 10/15/28 ~	1,020,000	1,072,275
Chevron Corp 1.554% due 05/11/25	1,950,000	2,026,592
1.995% due 05/11/27	720,000	763,911
3.078% due 05/11/50	220,000	244,622
Cimarex Energy Co 3.900% due 05/15/27	4,630,000	5,105,229
4.375% due 06/01/24	240,000	261,996
4.375% due 03/15/29	1,710,000	1,948,266
CNOOC Finance LLC (China) 3.500% due 05/05/25	4,460,000	4,813,195
Concho Resources Inc 3.750% due 10/01/27	650,000	743,038
4.300% due 08/15/28	4,380,000	5,179,306
ConocoPhillips 6.500% due 02/01/39	370,000	572,249
Continental Resources Inc 3.800% due 06/01/24	730,000	753,269
4.375% due 01/15/28	1,750,000	1,788,132
4.500% due 04/15/23	850,000	877,990
DCP Midstream Operating LP 6.450% due 11/03/36 ~	450,000	483,433
Devon Energy Corp 4.750% due 05/15/42	70,000	79,203
5.000% due 06/15/45	6,440,000	7,612,956
5.600% due 07/15/41	1,240,000	1,516,543
Diamondback Energy Inc 3.500% due 12/01/29	1,030,000	1,101,465
5.375% due 05/31/25	1,130,000	1,176,420
Ecopetrol SA (Colombia) 5.875% due 05/28/45	3,980,000	4,824,755
Energy Transfer Operating LP 2.900% due 05/15/25	1,010,000	1,069,412
3.750% due 05/15/30	5,370,000	5,796,113
4.950% due 06/15/28	680,000	783,939
5.250% due 04/15/29	410,000	478,806
6.250% due 04/15/49	510,000	616,898
6.750% due 05/15/25	1,430,000	1,310,237
Energy Transfer Partners LP 4.500% due 11/01/23	520,000	563,140
5.875% due 03/01/22	1,770,000	1,851,043
Enterprise Products Operating LLC 2.800% due 01/31/30	3,620,000	3,927,537
3.700% due 01/31/51	1,100,000	1,213,158
3.950% due 01/31/60	400,000	444,184
4.150% due 10/16/28	4,710,000	5,608,257
4.200% due 01/31/50	2,900,000	3,413,072
4.800% due 02/01/49	1,000,000	1,264,330
4.850% due 03/15/44	420,000	521,824
7.550% due 04/15/38	360,000	549,814
EOG Resources Inc 3.900% due 04/01/35	1,460,000	1,715,631
4.150% due 01/15/26	1,460,000	1,694,865

	Principal Amount	Value
4.375% due 04/15/30	$460,000	$559,635
4.950% due 04/15/50	2,150,000	2,916,854
EQT Corp 3.000% due 10/01/22	1,970,000	1,988,469
3.900% due 10/01/27	500,000	497,663
5.000% due 01/15/29	30,000	31,705
7.875% due 02/01/25	120,000	136,817
Exxon Mobil Corp 1.571% due 04/15/23	300,000	308,640
2.992% due 03/19/25	4,550,000	4,982,950
3.043% due 03/01/26	2,840,000	3,148,131
3.482% due 03/19/30	3,590,000	4,184,400
4.114% due 03/01/46	3,750,000	4,652,020
4.327% due 03/19/50	220,000	286,428
Halliburton Co 3.800% due 11/15/25	199,000	223,280
KazMunayGas National Co JSC (Kazakhstan)
5.375% due 04/24/30 ~	310,000	382,952
6.375% due 10/24/48 ~	1,500,000	2,161,431
Kinder Morgan Energy Partners LP 3.500% due 03/01/21	750,000	750,000
3.500% due 09/01/23	1,410,000	1,507,625
Kinder Morgan Inc 4.300% due 03/01/28	820,000	962,447
5.000% due 02/15/21 ~	1,720,000	1,725,107
5.200% due 03/01/48	60,000	76,315
5.550% due 06/01/45	210,000	269,887
MPLX LP 4.500% due 04/15/38	2,070,000	2,367,771
4.700% due 04/15/48	450,000	534,537
4.800% due 02/15/29	2,770,000	3,348,339
4.875% due 12/01/24	1,670,000	1,916,807
5.500% due 02/15/49	2,810,000	3,700,398
Noble Energy Inc 3.850% due 01/15/28	2,770,000	3,222,772
4.950% due 08/15/47	620,000	881,541
5.250% due 11/15/43	770,000	1,106,139
6.000% due 03/01/41	370,000	563,151
Occidental Petroleum Corp 2.900% due 08/15/24	3,260,000	3,142,640
3.000% due 02/15/27	870,000	775,931
3.400% due 04/15/26	1,890,000	1,805,479
4.100% due 02/15/47	2,510,000	2,056,506
4.200% due 03/15/48	1,200,000	978,000
4.400% due 04/15/46	510,000	445,317
4.625% due 06/15/45	1,280,000	1,118,886
5.550% due 03/15/26	2,110,000	2,205,710
6.450% due 09/15/36	1,610,000	1,688,085
6.600% due 03/15/46	5,240,000	5,328,425
7.875% due 09/15/31	2,702,000	3,024,551
Parsley Energy LLC 5.375% due 01/15/25 ~	190,000	195,752
Petrobras Global Finance BV (Brazil) 5.299% due 01/27/25	13,501,000	15,273,141
5.750% due 02/01/29	2,900,000	3,385,025
6.250% due 03/17/24	2,350,000	2,674,652
7.250% due 03/17/44	3,430,000	4,433,275
7.375% due 01/17/27	1,440,000	1,784,563
Petroleos Mexicanos (Mexico) 6.375% due 01/23/45	520,000	477,490
6.625% due 06/15/35	160,000	158,649
6.875% due 08/04/26	4,350,000	4,758,900
Range Resources Corp 4.875% due 05/15/25	920,000	870,748
5.000% due 03/15/23	3,020,000	2,950,162
5.875% due 07/01/22	34,000	34,120
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	1,030,000	1,177,938
Schlumberger Holdings Corp 3.900% due 05/17/28 ~	1,732,000	1,957,795

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Shell International Finance BV (Netherlands)
2.750% due 04/06/30	$1,510,000	$1,667,150
2.875% due 05/10/26	790,000	874,808
3.250% due 04/06/50	5,390,000	6,116,328
4.375% due 05/11/45	2,050,000	2,701,257
4.550% due 08/12/43	1,200,000	1,594,893
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	2,510,000	2,755,931
Sunoco Logistics Partners Operations LP 5.300% due 04/01/44	160,000	173,072
Targa Resources Partners LP 4.250% due 11/15/23	510,000	513,879
4.875% due 02/01/31 ~	890,000	966,985
5.375% due 02/01/27	180,000	189,483
5.500% due 03/01/30	540,000	586,786
5.875% due 04/15/26	250,000	265,524
6.500% due 07/15/27	530,000	576,375
6.875% due 01/15/29	270,000	304,594
Tennessee Gas Pipeline Co LLC 2.900% due 03/01/30 ~	8,820,000	9,445,216
The Williams Cos Inc 3.750% due 06/15/27	2,810,000	3,206,913
7.500% due 01/15/31	6,475,000	8,807,578
7.750% due 06/15/31	100,000	134,907
Western Midstream Operating LP 2.074% (USD LIBOR + 1.850%) due 01/13/23 §	550,000	539,304
4.100% due 02/01/25	1,580,000	1,630,813
4.500% due 03/01/28	680,000	707,200
4.650% due 07/01/26	990,000	1,041,371
5.050% due 02/01/30	3,924,000	4,370,689
6.250% due 02/01/50	1,190,000	1,311,130
WPX Energy Inc 6.000% due 01/15/22	60,000	61,112
8.250% due 08/01/23	3,290,000	3,756,407

		272,128,528

Financial - 13.0%

ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	2,220,000	2,559,939
AerCap Ireland Capital DAC (Ireland) 3.150% due 02/15/24	2,180,000	2,286,182
Air Lease Corp 3.375% due 07/01/25	1,160,000	1,248,497
Ambac Assurance Corp 5.100% due 06/07/21 ~	111,048	154,080
Ambac LSNI LLC (Cayman) 6.000% (USD LIBOR + 5.000%) due 02/12/23 § ~	406,719	405,194
American International Group Inc 2.500% due 06/30/25	4,990,000	5,366,521
3.750% due 07/10/25	2,610,000	2,934,680
Banco Santander SA (Spain) 1.344% (USD LIBOR + 1.120%) due 04/12/23 §	1,000,000	1,010,387
2.746% due 05/28/25	5,200,000	5,555,787
3.848% due 04/12/23	3,200,000	3,439,205
Bank of America Corp 2.592% due 04/29/31	1,930,000	2,069,889
3.004% due 12/20/23	8,404,000	8,852,815
3.300% due 01/11/23	3,190,000	3,382,890
3.419% due 12/20/28	7,274,000	8,229,525
3.500% due 04/19/26	5,410,000	6,134,357
3.550% due 03/05/24	3,370,000	3,601,784
3.593% due 07/21/28	1,290,000	1,465,755
3.974% due 02/07/30	3,230,000	3,805,295
4.000% due 04/01/24	2,280,000	2,531,732
4.083% due 03/20/51	5,320,000	6,726,138
4.125% due 01/22/24	11,745,000	13,046,297

	Principal Amount	Value
4.200% due 08/26/24	$4,930,000	$5,533,270
4.250% due 10/22/26	310,000	363,828
4.330% due 03/15/50	3,330,000	4,369,077
4.450% due 03/03/26	660,000	769,514
5.000% due 01/21/44	370,000	519,389
6.100% due 03/17/25	130,000	147,387
Bank of Montreal (Canada) 1.850% due 05/01/25	3,210,000	3,371,372
3.803% due 12/15/32	550,000	623,613
Barclays Bank PLC (United Kingdom) 1.700% due 05/12/22	1,290,000	1,313,028
Barclays PLC (United Kingdom) 4.972% due 05/16/29	6,976,000	8,370,260
5.088% due 06/20/30	3,010,000	3,611,599
Berkshire Hathaway Finance Corp 4.250% due 01/15/49	3,420,000	4,543,337
BNP Paribas SA (France) 2.219% due 06/09/26 ~	2,260,000	2,366,405
3.375% due 01/09/25 ~	910,000	998,429
4.375% due 03/01/33 ~	970,000	1,112,748
4.400% due 08/14/28 ~	6,280,000	7,448,789
4.625% due 03/13/27 ~	1,110,000	1,295,379
4.705% due 01/10/25 ~	4,970,000	5,527,760
5.198% due 01/10/30 ~	920,000	1,141,621
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,561,390
Canadian Imperial Bank of Commerce (Canada)
0.950% due 06/23/23	1,790,000	1,814,214
Chubb INA Holdings Inc 3.350% due 05/03/26	440,000	496,093
CIT Group Inc 4.750% due 02/16/24	910,000	996,737
5.250% due 03/07/25	930,000	1,057,294
Citigroup Inc 1.678% due 05/15/24	1,910,000	1,968,532
3.106% due 04/08/26	1,310,000	1,432,993
3.500% due 05/15/23	2,380,000	2,550,443
3.980% due 03/20/30	6,000,000	7,057,734
4.075% due 04/23/29	5,400,000	6,334,935
4.400% due 06/10/25	4,900,000	5,605,019
4.412% due 03/31/31	2,270,000	2,752,844
4.450% due 09/29/27	1,330,000	1,569,004
4.650% due 07/30/45	3,761,000	5,042,298
4.650% due 07/23/48	2,210,000	3,046,252
4.750% due 05/18/46	440,000	587,650
5.300% due 05/06/44	240,000	338,643
5.500% due 09/13/25	4,580,000	5,509,956
5.950% due 01/30/23	1,820,000	1,911,015
5.950% due 05/15/25	3,580,000	3,920,100
6.300% due 05/15/24	2,520,000	2,737,980
6.625% due 06/15/32	480,000	680,324
6.675% due 09/13/43	580,000	944,425
8.125% due 07/15/39	200,000	357,518
Cooperatieve Rabobank UA (Netherlands)
1.339% due 06/24/26 ~	250,000	255,509
4.375% due 08/04/25	6,300,000	7,193,116
4.625% due 12/01/23	5,190,000	5,787,285
Credit Agricole SA (France) 1.907% due 06/16/26 ~	1,500,000	1,557,150
Credit Suisse AG (Switzerland) 2.950% due 04/09/25	1,580,000	1,733,959
Credit Suisse Group AG (Switzerland) 2.193% due 06/05/26 ~	8,490,000	8,880,044
2.593% due 09/11/25 ~	250,000	263,163
4.194% due 04/01/31 ~	5,450,000	6,414,613
4.550% due 04/17/26	440,000	517,912
Danske Bank AS (Denmark) 1.226% due 06/22/24 ~	3,400,000	3,449,556
3.001% due 09/20/22 ~	1,750,000	1,778,154
3.244% due 12/20/25 ~	800,000	856,879

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
5.000% due 01/12/22 ~	$4,450,000	$4,646,918
5.375% due 01/12/24 ~	4,050,000	4,572,947
GE Capital International Funding Co Unlimited Co
3.373% due 11/15/25	2,577,000	2,869,489
Goldman Sachs Capital II 4.000% (USD LIBOR + 0.768%) due 02/01/21 §	398,000	392,030
Guardian Life Global Funding 1.100% due 06/23/25 ~	690,000	700,160
HSBC Bank USA NA 7.000% due 01/15/39	1,240,000	1,969,834
HSBC Holdings PLC (United Kingdom) 2.099% due 06/04/26	200,000	208,005
3.973% due 05/22/30	3,750,000	4,337,507
4.250% due 03/14/24	2,900,000	3,201,264
4.250% due 08/18/25	4,460,000	5,072,201
4.583% due 06/19/29	1,020,000	1,206,973
4.950% due 03/31/30	220,000	275,460
International Lease Finance Corp 5.875% due 08/15/22	910,000	983,533
Intesa Sanpaolo SPA (Italy) 3.125% due 07/14/22 ~	2,100,000	2,175,401
3.375% due 01/12/23 ~	1,040,000	1,089,629
5.017% due 06/26/24 ~	10,470,000	11,458,697
5.710% due 01/15/26 ~	350,000	400,773
JPMorgan Chase & Co 1.514% due 06/01/24	5,070,000	5,206,862
2.083% due 04/22/26	3,000,000	3,170,363
2.522% due 04/22/31	1,660,000	1,785,510
3.109% due 04/22/51	460,000	512,199
3.875% due 09/10/24	4,840,000	5,421,411
4.023% due 12/05/24	4,730,000	5,212,491
4.203% due 07/23/29	3,010,000	3,600,704
4.250% due 10/01/27	870,000	1,032,627
4.452% due 12/05/29	7,410,000	9,043,043
4.950% due 06/01/45	5,380,000	7,628,183
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	350,000	462,586
Lloyds Banking Group PLC (United Kingdom) 3.900% due 03/12/24	1,910,000	2,101,378
4.375% due 03/22/28	1,960,000	2,333,218
Mastercard Inc 3.850% due 03/26/50	1,930,000	2,495,179
Mitsubishi UFJ Financial Group Inc (Japan) 2.998% due 02/22/22	2,090,000	2,152,937
Morgan Stanley 2.188% due 04/28/26	4,770,000	5,041,433
2.699% due 01/22/31	6,350,000	6,898,019
3.622% due 04/01/31	5,440,000	6,322,276
3.737% due 04/24/24	2,230,000	2,400,113
3.772% due 01/24/29	200,000	231,906
4.431% due 01/23/30	170,000	207,300
National Securities Clearing Corp 1.200% due 04/23/23 ~	1,470,000	1,499,755
1.500% due 04/23/25 ~	1,000,000	1,035,588
Natwest Group PLC (United Kingdom) 4.519% due 06/25/24	200,000	218,503
4.892% due 05/18/29	780,000	938,155
5.076% due 01/27/30	500,000	614,874
5.125% due 05/28/24	6,260,000	7,078,140
6.000% due 12/19/23	4,240,000	4,847,083
New York Life Global Funding 0.950% due 06/24/25 ~	1,290,000	1,308,288
Nordea Bank Abp (Finland) 4.875% due 05/13/21 ~	7,870,000	7,991,615
Nuveen LLC 4.000% due 11/01/28 ~	1,500,000	1,793,585

	Principal Amount	Value
Park Aerospace Holdings Ltd (Ireland) 4.500% due 03/15/23 ~	$260,000	$272,580
5.250% due 08/15/22 ~	101,000	106,036
5.500% due 02/15/24 ~	630,000	687,489
Principal Life Global Funding II 1.250% due 06/23/25 ~	640,000	653,665
Royal Bank of Canada (Canada) 1.150% due 06/10/25	1,730,000	1,768,619
1.600% due 04/17/23	2,760,000	2,839,033
3.200% due 04/30/21	1,740,000	1,756,724
Santander UK Group Holdings PLC (United Kingdom)
5.625% due 09/15/45 ~	408,000	557,486
Standard Chartered PLC (United Kingdom) 1.724% (USD LIBOR + 1.510%) due 01/30/27 § ~	3,900,000	3,597,750
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	2,320,000	2,341,281
Svenska Handelsbanken AB (Sweden) 3.350% due 05/24/21	1,830,000	1,852,599
Swedbank AB (Sweden) 1.300% due 06/02/23 ~	2,200,000	2,244,131
Teachers Insurance & Annuity Association of America
6.850% due 12/16/39 ~	132,000	207,899
The Bank of New York Mellon Corp 1.600% due 04/24/25	970,000	1,014,740
The Bank of Nova Scotia (Canada) 1.300% due 06/11/25	1,810,000	1,857,970
The Goldman Sachs Group Inc 3.200% due 02/23/23	1,780,000	1,881,245
3.500% due 04/01/25	2,050,000	2,281,424
3.500% due 11/16/26	2,430,000	2,729,805
3.625% due 02/20/24	3,000,000	3,267,809
3.850% due 07/08/24	1,690,000	1,869,398
4.223% due 05/01/29	1,060,000	1,257,815
4.250% due 10/21/25	4,270,000	4,899,591
4.750% due 10/21/45	1,040,000	1,448,468
5.150% due 05/22/45	3,100,000	4,341,518
5.250% due 07/27/21	2,570,000	2,642,447
5.750% due 01/24/22	400,000	422,855
5.950% due 01/15/27	1,733,000	2,187,006
6.250% due 02/01/41	6,880,000	10,774,855
6.750% due 10/01/37	2,145,000	3,282,333
The Toronto-Dominion Bank (Canada) 0.750% due 06/12/23	3,390,000	3,426,913
1.150% due 06/12/25	1,720,000	1,757,081
3.250% due 06/11/21	2,100,000	2,127,829
UBS AG (Switzerland) 1.750% due 04/21/22 ~	2,320,000	2,361,647
UBS Group AG (Switzerland) 2.859% due 08/15/23 ~	580,000	601,488
3.491% due 05/23/23 ~	5,620,000	5,850,526
4.125% due 09/24/25 ~	2,340,000	2,681,787
7.000% due 01/31/24 ~	9,870,000	10,826,847
UniCredit SPA (Italy) 6.572% due 01/14/22 ~	5,390,000	5,680,812
US Bancorp 1.450% due 05/12/25	3,820,000	3,967,722
US Bank NA 3.150% due 04/26/21	2,220,000	2,234,797
USAA Capital Corp 1.500% due 05/01/23 ~	300,000	307,813
Visa Inc 3.150% due 12/14/25	3,940,000	4,422,052
4.300% due 12/14/45	3,020,000	4,143,662
Wachovia Capital Trust III 5.570% (USD LIBOR + 0.930%) due 02/01/21 §	6,220,000	6,314,109
WEA Finance LLC REIT (France) 3.750% due 09/17/24 ~	6,230,000	6,576,581

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Wells Fargo & Co 2.188% due 04/30/26	$3,060,000	$3,224,523
2.879% due 10/30/30	3,860,000	4,212,326
3.000% due 10/23/26	3,850,000	4,270,018
3.450% due 02/13/23	2,330,000	2,470,625
3.750% due 01/24/24	3,780,000	4,128,360
4.150% due 01/24/29	1,150,000	1,365,362
4.400% due 06/14/46	1,650,000	2,067,654
4.478% due 04/04/31	1,130,000	1,381,844
4.600% due 04/01/21	6,240,000	6,306,046
4.650% due 11/04/44	1,600,000	2,050,061
4.750% due 12/07/46	2,550,000	3,340,761
4.900% due 11/17/45	4,920,000	6,569,763
5.013% due 04/04/51	14,240,000	20,262,859
5.375% due 11/02/43	2,030,000	2,827,138
5.606% due 01/15/44	1,567,000	2,222,727

		578,366,936

Industrial - 2.5%

3M Co 2.375% due 08/26/29	1,550,000	1,677,560
3.050% due 04/15/30	340,000	386,790
3.700% due 04/15/50	3,900,000	4,845,839
Carrier Global Corp 2.700% due 02/15/31	240,000	258,161
3.377% due 04/05/40	770,000	841,882
3.577% due 04/05/50	380,000	422,505
DAE Funding LLC (United Arab Emirates) 5.750% due 11/15/23 ~	500,000	514,375
Deere & Co 3.100% due 04/15/30	370,000	423,765
3.750% due 04/15/50	1,750,000	2,271,976
Eaton Corp 2.750% due 11/02/22	3,849,000	4,017,532
4.150% due 11/02/42	590,000	747,574
General Dynamics Corp 3.250% due 04/01/25	630,000	695,915
3.500% due 05/15/25	240,000	268,486
4.250% due 04/01/40	100,000	130,265
4.250% due 04/01/50	680,000	927,574
General Electric Co 3.450% due 05/01/27	350,000	395,279
3.625% due 05/01/30	720,000	823,417
4.250% due 05/01/40	750,000	886,685
4.350% due 05/01/50	960,000	1,167,556
5.875% due 01/14/38	450,000	610,269
6.150% due 08/07/37	317,000	437,511
6.750% due 03/15/32	400,000	561,210
6.875% due 01/10/39	7,806,000	11,509,203
GFL Environmental Inc (Canada) 4.250% due 05/31/25 ~	930,000	966,619
Honeywell International Inc 1.350% due 06/01/25	1,200,000	1,242,318
L3Harris Technologies Inc 4.854% due 04/27/35	530,000	693,733
5.054% due 04/27/45	1,470,000	2,035,703
Lockheed Martin Corp 3.100% due 01/15/23	300,000	315,343
3.550% due 01/15/26	3,240,000	3,681,994
4.500% due 05/15/36	580,000	765,099
Northrop Grumman Corp 2.930% due 01/15/25	2,560,000	2,785,442
3.250% due 01/15/28	5,430,000	6,141,618
5.250% due 05/01/50	1,270,000	1,887,195
Otis Worldwide Corp 2.056% due 04/05/25	870,000	922,810
Raytheon Technologies Corp 2.250% due 07/01/30	1,600,000	1,700,697
3.150% due 12/15/24	750,000	815,313
3.950% due 08/16/25	1,700,000	1,950,184

	Principal Amount	Value
4.125% due 11/16/28	$560,000	$667,761
4.500% due 06/01/42	540,000	704,193
Republic Services Inc 2.500% due 08/15/24	1,430,000	1,527,592
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	10,000	10,128
The Boeing Co 2.700% due 02/06/22	610,000	634,595
2.800% due 03/01/27	790,000	821,985
3.100% due 05/01/26	630,000	674,903
3.200% due 03/01/29	2,330,000	2,460,203
3.250% due 02/01/35	4,780,000	4,903,736
3.550% due 03/01/38	460,000	469,893
3.750% due 02/01/50	1,380,000	1,451,261
4.875% due 05/01/25	5,450,000	6,216,157
5.150% due 05/01/30	2,660,000	3,223,852
5.705% due 05/01/40	2,190,000	2,837,220
5.805% due 05/01/50	5,090,000	7,031,734
5.930% due 05/01/60	150,000	212,799
TransDigm Inc 6.250% due 03/15/26 ~	1,010,000	1,076,918
8.000% due 12/15/25 ~	440,000	487,340
Union Pacific Corp 2.150% due 02/05/27	1,430,000	1,520,830
2.400% due 02/05/30	2,070,000	2,231,651
3.750% due 07/15/25	1,210,000	1,374,112
3.750% due 02/05/70	1,950,000	2,364,657
3.839% due 03/20/60	365,000	452,832
3.950% due 09/10/28	1,810,000	2,150,708
Waste Management Inc 3.500% due 05/15/24	1,750,000	1,912,391
4.150% due 07/15/49	590,000	786,335
WestRock RKT LLC 4.000% due 03/01/23	1,150,000	1,222,199

		110,153,382

Technology - 1.8%

Apple Inc 1.125% due 05/11/25	4,140,000	4,260,126
2.450% due 08/04/26	3,590,000	3,919,552
Broadcom Inc 2.250% due 11/15/23	2,690,000	2,811,139
3.150% due 11/15/25	3,180,000	3,473,619
4.700% due 04/15/25	3,900,000	4,470,168
Intel Corp 3.700% due 07/29/25	890,000	1,007,476
4.600% due 03/25/40	750,000	992,184
4.750% due 03/25/50	3,960,000	5,526,683
International Business Machines Corp 3.000% due 05/15/24	6,020,000	6,523,489
Micron Technology Inc 2.497% due 04/24/23	1,560,000	1,626,816
Microsoft Corp 2.400% due 08/08/26	9,230,000	10,072,439
2.525% due 06/01/50	841,000	886,920
2.675% due 06/01/60	192,000	208,600
2.700% due 02/12/25	1,080,000	1,173,622
2.875% due 02/06/24	4,410,000	4,738,342
3.300% due 02/06/27	2,650,000	3,024,212
3.450% due 08/08/36	150,000	184,975
3.950% due 08/08/56	908,000	1,248,336
4.100% due 02/06/37	1,419,000	1,864,668
NVIDIA Corp 2.850% due 04/01/30	830,000	933,948
3.500% due 04/01/40	2,240,000	2,692,071
3.500% due 04/01/50	5,820,000	7,074,073
3.700% due 04/01/60	1,590,000	2,047,745
NXP BV (Netherlands) 2.700% due 05/01/25 ~	1,030,000	1,109,267

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
salesforce.com Inc 3.250% due 04/11/23	$1,720,000	$1,832,810
3.700% due 04/11/28	1,610,000	1,900,068
Texas Instruments Inc 1.750% due 05/04/30	1,040,000	1,079,771
TSMC Global Ltd (Taiwan) 0.750% due 09/28/25 ~	1,150,000	1,146,079
1.000% due 09/28/27 ~	1,510,000	1,496,682

		79,325,880

Utilities - 1.1%

Berkshire Hathaway Energy Co 6.125% due 04/01/36	586,000	867,353
Consolidated Edison Co of New York Inc 3.350% due 04/01/30	610,000	699,749
3.950% due 04/01/50	470,000	573,335
Duke Energy Corp 3.550% due 09/15/21	1,350,000	1,369,344
Duke Energy Ohio Inc 3.650% due 02/01/29	1,880,000	2,180,106
FirstEnergy Corp 3.900% due 07/15/27	6,750,000	7,446,068
4.250% due 03/15/23	4,980,000	5,260,976
4.850% due 07/15/47	900,000	1,120,092
7.375% due 11/15/31	14,350,000	20,476,468
Pacific Gas and Electric Co 1.750% due 06/16/22	2,610,000	2,617,575
2.100% due 08/01/27	810,000	823,177
2.500% due 02/01/31	1,010,000	1,012,552
3.300% due 08/01/40	210,000	209,845
3.500% due 08/01/50	490,000	488,100
Virginia Electric & Power Co 6.350% due 11/30/37	2,130,000	3,215,309

		48,360,049

Total Corporate Bonds & Notes (Cost $1,614,498,239)		1,806,645,413

SENIOR LOAN NOTES - 4.8%

Basic Materials - 0.0%

Asplundh Tree Expert LLC Term B 2.647% (USD LIBOR + 2.500%) due 09/04/27 §	648,375	651,154

Communications - 0.7%

Altice France SA Term B12 (France) 3.846% (USD LIBOR + 3.688%) due 01/31/26 §	2,198,046	2,184,308
Charter Communications Operating LLC Term B1
1.900% (USD LIBOR + 1.750%) due 04/30/25 §	4,902,103	4,892,078
Term B2
1.900% (USD LIBOR + 1.750%) due 02/01/27 §	497,481	495,581
Delta TopCo Inc Term B 4.500% (USD LIBOR + 3.750%) due 12/01/27 §	3,240,000	3,246,075
Entercom Media Corp Term B2 4.750% (USD LIBOR + 2.500%) due 11/17/24 §	373,306	364,849
Go Daddy Operating Co LLC Term B2 1.897% (USD LIBOR + 1.750%) due 02/15/24 §	228,422	228,136
iHeartCommunications Inc 3.147% (USD LIBOR + 3.000%) due 05/01/26 §	808,305	796,517

	Principal Amount	Value
Level 3 Financing Inc Term B 1.897% (USD LIBOR + 1.750%) due 03/01/27 §	$2,320,816	$2,289,320
Nexstar Broadcasting Inc Term B 2.905% (USD LIBOR + 2.750%) due 09/19/26 §	4,386,520	4,365,197
Terrier Media Buyer Inc Term B 4.397% (USD LIBOR + 4.250%) due 12/17/26 §	1,083,194	1,084,849
Univision Communications Inc Term B 4.750% (USD LIBOR + 3.750%) due 03/24/26 §	2,962,318	2,968,666
Virgin Media Bristol LLC
Term N 2.659% (USD LIBOR + 2.500%) due 01/31/28 §	4,871,848	4,832,698
Term Q due 01/31/29 § µ	620,000	620,194
Ziggo Financing Partnership Term I (Netherlands) 2.659% (USD LIBOR + 2.500%) due 04/30/28 §	1,296,000	1,287,090

		29,655,558

Consumer, Cyclical - 1.3%

Academy Ltd 5.750% (USD LIBOR + 5.000%) due 11/06/27 §	880,000	881,100
Alterra Mountain Co Term B 2.897% (USD LIBOR + 2.750%) due 07/31/24 §	2,461,052	2,429,006
Aramark Services Inc
Term B3 1.895% (USD LIBOR + 1.750%) due 03/11/25 §	872,268	863,545
Term B4 1.895% (USD LIBOR + 1.750%) due 01/15/27 §	774,150	765,538
BJ’s Wholesale Club Inc Term B due 02/03/24 µ	455,511	455,852
Caesars Resort Collection LLC Term B 2.897% (USD LIBOR + 2.750%) due 12/22/24 § µ	4,170,632	4,100,540
CityCenter Holdings LLC Term B 3.000% (USD LIBOR + 2.250%) due 04/18/24 §	613,954	607,335
Clarios Global LP Term B 3.647% (USD LIBOR + 3.500%) due 04/30/26 § ±	1,716,268	1,711,977
Delta 2 SARL Term B3 (Luxembourg) 3.500% (USD LIBOR + 2.500%) due 02/01/24 §	160,000	158,783
Delta Air Lines Inc Term B 5.750% (USD LIBOR + 4.750%) due 04/29/23 §	3,840,700	3,909,714
Four Seasons Hotels Ltd Term B (Canada) 2.147% (USD LIBOR + 2.000%) due 11/30/23 §	2,057,236	2,045,183
Golden Nugget Inc Term B 3.250% (USD LIBOR + 2.500%) due 10/04/23 §	2,035,326	1,972,571
Harbor Freight Tools USA Inc Term B 4.000% (USD LIBOR + 3.250%) due 10/19/27 §	2,370,000	2,372,508
Hilton Worldwide Finance LLC Term B2 1.898% (USD LIBOR + 1.750%) due 06/22/26 §	4,393,764	4,351,786
Michaels Stores Inc Term B 4.250% (USD LIBOR + 3.500%) due 10/01/27 §	1,874,672	1,868,814

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
PCI Gaming Authority Term B 2.647% (USD LIBOR + 2.500%) due 05/31/26 §	$1,897,062	$1,880,166
PetSmart Inc Term B2 due 03/11/22 µ	400,000	400,000
Restaurant Brands Term B (Canada) 1.897% (USD LIBOR + 1.750%) due 11/19/26 §	5,757,579	5,675,262
Scientific Games International Inc Term B5 2.897% (USD LIBOR + 2.750%) due 08/14/24 §	4,414,459	4,323,411
SkyMiles IP Ltd Term B 4.750% (USD LIBOR + 3.750%) due 10/20/27 §	620,000	644,103
Stars Group Holdings BV Term B (Canada) 3.754% (USD LIBOR + 3.500%) due 07/10/25 §	101,358	101,830
TKC Holdings Inc 4.750% (USD LIBOR + 3.750%) due 02/01/23 §	5,363,825	5,273,310
UFC Holdings LLC 4.250% (USD LIBOR + 3.250%) due 04/29/26 §	3,448,671	3,446,515
Wynn Resorts Ltd Term A 1.900% (USD LIBOR + 1.750%) due 09/20/24 § ±	5,437,500	5,274,375

		55,513,224

Consumer, Non-Cyclical - 1.5%

Allied Universal Holdco LLC 4.397% (USD LIBOR + 4.250%) due 07/12/26 §	4,243,624	4,233,774
Bausch Health Cos Inc
Term B 2.898% (USD LIBOR + 2.750%) due 11/27/25 §	703,125	697,895
3.148% (USD LIBOR + 3.000%) due 06/02/25 §	2,298,599	2,292,494
BrightView Landscapes LLC Term B 2.688% (USD LIBOR + 2.500%) due 08/15/25 §	1,686,750	1,676,208
Change Healthcare Holdings LLC Term B 3.500% (USD LIBOR + 2.500%) due 03/01/24 §	4,776,148	4,760,558
Elanco Animal Health Inc Term B 1.905% (USD LIBOR + 1.750%) due 08/01/27 §	1,957,841	1,943,768
EyeCare Partners LLC 3.897% (USD LIBOR + 3.750%) due 02/20/27 §	964,102	942,169
Froneri International ltd Term B (United Kingdom) 2.397% (USD LIBOR + 2.250%) due 01/31/27 §	1,721,350	1,707,579
Garda World Security Corp Term B (Canada) 4.990% (USD LIBOR + 4.750%) due 10/30/26 §	1,071,822	1,075,171
Global Medical Response Inc Term B 5.750% (USD LIBOR + 4.750%) due 10/02/25 §	3,168,120	3,155,447
Grifols Worldwide Operations USA Inc Term B (Spain) 2.102% (USD LIBOR + 2.000%) due 11/15/27 §	5,041,587	4,995,674
HCA Inc Term B12 1.897% (USD LIBOR + 1.750%) due 03/13/25 §	954,912	956,464

	Principal Amount	Value
Jaguar Holding Co II 3.500% (USD LIBOR + 2.500%) due 08/18/22 §	$2,886,500	$2,887,583
LifePoint Health Inc Term B 3.897% (USD LIBOR + 3.750%) due 11/16/25 §	4,230,152	4,222,550
Milano Acquisition Corp Term B 4.750% (USD LIBOR + 4.000%) due 10/01/27 §	3,080,000	3,087,700
MPH Acquisition Holdings LLC Term B 3.750% (USD LIBOR + 2.750%) due 06/07/23 §	4,944,162	4,932,315
Option Care Health Inc 4.397% (USD LIBOR + 4.500%) due 08/06/26 §	2,108,700	2,108,261
Phoenix Guarantor Inc Term B 3.402% (USD LIBOR + 3.250%) due 03/05/26 §	3,165,593	3,154,215
Prime Security Services Borrower LLC Term B1 4.250% (USD LIBOR + 3.250%) due 09/23/26 §	4,818,897	4,835,763
Reynolds Consumer Products LLC Term B 1.897% (USD LIBOR + 1.750%) due 02/04/27 §	2,556,912	2,544,925
Sotera Health Holdings LLC 5.500% (USD LIBOR + 4.500%) due 12/13/26 §	4,723,777	4,747,987
Trans Union LLC Term B5 1.897% (USD LIBOR + 1.750%) due 11/13/26 §	3,659,887	3,654,932
US Foods Inc Term B 1.897% (USD LIBOR + 1.750%) due 06/27/23 §	1,180,727	1,166,337
2.147% (USD LIBOR + 2.000%) due 09/13/26 §	1,917,952	1,890,272

		67,670,041

Diversified - 0.1%

First Eagle Holdings Inc Term B 2.754% (USD LIBOR + 2.500%) due 02/02/27 §	2,167,539	2,150,062

Financial - 0.5%

AmWINS Group Inc Term B 3.750% (USD LIBOR + 2.750%) due 01/25/24 §	109,429	109,553
Asurion LLC Term B4 3.397% (USD LIBOR + 3.000%) due 08/04/22 §	3,703,319	3,702,326
Term B6 3.147% (USD LIBOR + 3.000%) due 11/03/23 §	1,003,022	1,000,045
Term B7 3.147% (USD LIBOR + 3.000%) due 11/03/24 §	1,991,598	1,979,772
Term B8 3.377% (USD LIBOR + 3.250%) due 12/23/26 § µ	520,000	515,775
Citadel Securities LP Term B 2.897% (USD LIBOR + 2.750%) due 02/27/26 §	1,121,504	1,123,840
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	3,850,650	3,862,683
Edelman Financial Center LLC 3.147% (USD LIBOR + 3.250%) due 07/19/25 §	1,646,400	1,624,105

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
FinCo I LLC Term B 2.647% (USD LIBOR + 2.500%) due 06/27/25 §	$1,645,950	$1,646,537
Focus Financial Partners LLC Term B3 2.147% (USD LIBOR + 2.000%) due 07/03/24 §	1,058,153	1,052,994
Jane Street Group LLC Term B 3.233% (USD LIBOR + 3.000%) due 01/07/25 §	2,185,466	2,185,466
Realogy Group LLC Term B 3.000% (USD LIBOR + 2.250%) due 02/08/25 §	617,767	609,465
VFH Parent LLC 3.153% (USD LIBOR + 3.000%) due 03/01/26 §	1,757,665	1,760,521
VICI Properties 1 LLC Term B 1.894% (USD LIBOR + 1.750%) due 12/22/24 §	2,470,000	2,435,008

		23,608,090

Industrial - 0.3%

APi Group DE Inc Term B 2.647% (USD LIBOR + 2.500%) due 10/01/26 §	2,227,500	2,223,323
Atlantic Aviation FBO Inc Term B 3.900% (USD LIBOR + 3.750%) due 12/06/25 § ±	490,000	490,000
Berry Global Inc Term W 2.149% (USD LIBOR + 2.000%) due 10/01/22 §	1,376,717	1,377,247
Brookfield WEC Holdings Inc Term B 3.750% (USD LIBOR + 3.000%) due 08/01/25 §	66,824	66,777
Genesee & Wyoming Inc 2.254% (USD LIBOR + 2.000%) due 12/30/26 §	4,009,700	4,006,191
GFL Environmental Inc Term B (Canada) 3.500% (USD LIBOR + 3.000%) due 05/31/25 §	289,191	289,842
The Boeing Co 1.467% (USD LIBOR + 1.250%) due 02/07/22 §	4,520,000	4,473,390

		12,926,770

Technology - 0.4%

Athenahealth Inc Term B 4.648% (USD LIBOR + 4.500%) due 02/11/26 §	5,032,276	5,040,665
DCert Buyer Inc Term B 4.147% (USD LIBOR + 4.000%) due 10/16/26 §	4,674,675	4,680,518
Dell International LLC Term B1 2.750% (USD LIBOR + 2.000%) due 09/19/25 §	3,654,745	3,661,422
MA Finance Co LLC Term B3 2.897% (USD LIBOR + 2.500%) due 06/21/24 §	69,183	68,361
McAfee LLC Term B 3.898% (USD LIBOR + 3.750%) due 09/29/24 §	4,739,880	4,746,790
Seattle Spinco Inc Term B 2.897% (USD LIBOR + 2.500%) due 06/21/24 §	467,209	461,661
Western Digital Corp Term B4 1.897% (USD LIBOR + 1.750%) due 04/29/23 §	927,906	928,022

		19,587,439

Total Senior Loan Notes (Cost $212,125,878)		211,762,338

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 29.3%

Collateralized Mortgage Obligations - Commercial - 4.1%

Bank 2019-BN17 (IO) 1.033% due 04/15/52 §	$36,808,055	$2,619,824
Bank of America Merrill Lynch Large Commercial Mortgage Securities Trust 2.909% (USD LIBOR + 2.750%) due 11/15/30 § ~	13,710,000	13,787,711
BBCCRE Trust 4.563% due 08/10/33 § ~	9,930,000	8,923,821
BENCHMARK Mortgage Trust 3.717% due 03/15/62	10,720,000	12,583,205
4.510% due 05/15/53 §	9,930,000	12,146,808
BHMS 1.409% (USD LIBOR + 1.250%) due 07/15/35 § ~	7,000,000	6,831,162
BX Commercial Mortgage Trust 3.159% (USD LIBOR + 3.000%) due 11/15/35 § ~	8,673,000	8,675,456
CD Mortgage Trust (IO) 1.293% due 05/10/50 §	31,548,633	1,848,819
Commercial Mortgage Trust 4.300% due 10/10/46	510,000	535,127
4.762% due 10/10/46 §	450,000	461,194
4.831% due 08/15/45 § ~	2,390,000	1,745,889
5.072% due 10/10/46 §	220,000	218,394
Commercial Mortgage Trust (IO) 1.846% due 10/15/45 §	24,822,878	583,812
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	3,120,604	602,245
6.424% due 06/15/38 §	2,701	2,577
Credit Suisse Mortgage Capital Certificates 2.809% (USD LIBOR + 2.650%) due 05/15/36 § ~	10,860,000	10,763,893
Credit Suisse Mortgage Trust 3.953% due 09/15/37 ~	6,800,000	6,921,466
4.024% due 12/15/21	18,930,000	18,687,709
4.373% due 09/15/37 ~	1,700,000	1,273,926
5.509% (USD LIBOR + 5.350%) due 07/15/32 § ~	7,500,000	5,306,147
Fannie Mae 2.232% due 02/25/27	6,793,973	7,265,432
2.560% due 09/25/29	2,689,018	2,961,529
2.700% due 11/25/40	500,000	564,323
2.720% due 10/25/31 §	399,865	434,383
3.121% due 04/25/28 §	98,126	110,204
Fannie Mae (IO) 0.592% due 06/25/29 §	9,949,372	414,521
Fannie Mae - Aces 2.500% due 10/25/37	480,956	514,268
3.061% due 05/25/27 §	600,000	675,924
Fannie Mae - Aces (IO) 0.379% due 07/25/22 §	12,512,858	48,172
Freddie Mac (IO) 1.666% due 08/27/28 §	4,000,000	450,195
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.638% due 10/25/26 §	13,977,234	451,774
0.709% due 04/25/29 §	9,983,022	533,965
0.836% due 10/25/29 §	2,395,688	155,812
0.880% due 06/25/29 §	7,266,141	482,864
0.886% due 09/25/29 §	5,169,479	350,950
0.948% due 06/25/29 §	6,484,985	458,872
0.957% due 05/25/26 §	6,161,927	282,333
1.148% due 06/25/29 §	4,850,000	403,108
1.203% due 06/25/27 §	1,576,829	88,490
1.312% due 07/25/26 §	10,295,867	621,782
1.481% due 10/25/21 §	1,152,597	5,933

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 ~	$52,542,263	$111,994
GMAC Commercial Mortgage Securities Inc Trust 5.349% due 11/10/45 §	3,761	3,660
Government National Mortgage Association 2.694% due 11/16/47 §	2,074,696	2,199,281
Government National Mortgage Association (IO) 0.190% due 10/16/48 §	14,954,316	150,179
0.393% due 01/16/53 §	49,255,961	846,454
0.441% due 11/16/47 §	28,959,899	588,410
0.488% due 11/16/55 §	22,489,926	703,867
0.561% due 12/16/59 §	5,744,577	286,279
0.599% due 04/16/57 §	4,136,931	196,226
0.649% due 08/16/58 §	3,309,404	161,840
0.686% due 02/16/59 §	4,185,692	227,539
0.702% due 07/16/58 §	2,918,993	144,762
1.425% due 10/16/60 §	33,458,164	3,446,689
GS Mortgage Securities Corp II 1.459% (USD LIBOR + 1.300%) due 09/15/31 § ~	8,570,000	7,252,423
GS Mortgage Securities Trust 3.777% due 05/10/50 §	3,880,000	4,229,977
4.033% due 05/10/50 §	550,000	588,221
5.161% due 11/10/46 §	1,070,000	1,136,042
5.622% due 11/10/39	1,117,105	390,987
JP Morgan Chase Commercial Mortgage Securities Trust 5.895% due 02/12/49 §	291,075	146,430
6.496% due 02/15/51 §	19,336	18,101
JPMBB Commercial Mortgage Securities Trust 4.620% due 08/15/48 §	2,470,000	2,732,891
4.888% due 01/15/47 §	510,000	548,627
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	575,460	328,018
5.450% due 08/12/48 § ~	72,659	41,416
6.193% due 09/12/49 §	87,350	79,052
Morgan Stanley Capital I Trust 5.438% due 03/15/44	16,891	16,883
Rosslyn Portfolio Trust 1.939% (USD LIBOR + 0.950%) due 06/15/33 § ~	2,977,541	2,989,381
Shops at Crystals Trust 3.126% due 07/05/36 ~	15,000,000	15,092,913
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	1,805,798	1,830,935
WFRBS Commercial Mortgage Trust 3.973% due 06/15/46 § ~	1,120,000	881,266
4.204% due 11/15/47 §	3,830,000	3,833,061
4.723% due 03/15/47 §	340,000	369,981
WFRBS Commercial Mortgage Trust (IO) 1.016% due 03/15/47 §	8,954,752	207,766
1.306% due 06/15/45 § ~	2,522,210	28,942

		183,604,512

Collateralized Mortgage Obligations - Residential - 6.7%

Adjustable Rate Mortgage Trust 0.648% (USD LIBOR + 0.500%) due 03/25/36 §	410,416	210,179
3.305% due 10/25/35 §	2,382,335	2,206,318
Alternative Loan Trust 6.000% due 03/25/27	19,742	19,895
6.000% due 05/25/36	2,799,398	1,953,638
6.500% due 09/25/36	1,377,342	1,134,928
16.614% (16.940% - USD LIBOR) due 06/25/35 §	3,148,353	3,706,875
28.008% (28.600% - USD LIBOR) due 07/25/36 §	958,313	1,587,850

	Principal Amount	Value
BCAP LLC Trust 0.549% due 03/28/37 § ~	$4,342,785	$4,303,066
Chevy Chase Funding LLC Mortgage-Backed Certificates 0.328% (USD LIBOR + 0.180%) due 08/25/47 § ~	248,941	219,540
Citigroup Mortgage Loan Trust 3.551% due 04/25/37 §	423,339	406,081
6.500% due 10/25/36 ~	1,571,589	1,215,151
Connecticut Avenue Securities Trust 2.248% (USD LIBOR + 2.100%) due 10/25/39 § ~	9,063,394	9,061,923
Countrywide Home Loan Mortgage Pass-Through Trust 5.500% due 07/25/35	916,256	774,847
5.750% due 02/25/37	3,890,015	2,930,209
Credit Suisse Mortgage Trust 3.500% due 02/25/48 § ~	18,399,287	18,838,022
2.972% due 01/27/36 § ~	12,450,499	12,203,659
Fannie Mae 0.498% (USD LIBOR + 0.350%) due 05/25/34 §	299,757	300,506
2.000% due 07/25/50	1,515,063	1,535,346
4.000% due 04/25/40 - 07/25/40	12,713,870	13,230,213
5.500% due 04/25/42	2,292,992	2,648,721
6.000% due 05/25/42	761,285	891,467
6.500% due 06/25/39 - 07/25/42	1,707,313	2,047,177
7.000% due 05/25/42	318,488	390,601
Fannie Mae (IO) 0.210% due 12/25/36 §	1,127,066	88,182
2.223% due 10/25/35 §	243,208	13,697
2.232% due 08/25/55 §	826,866	37,219
2.359% due 08/25/44 §	2,194,243	138,751
2.409% due 03/25/36	158,236	10,715
2.500% due 08/25/50	4,126,528	570,590
3.000% due 11/25/26 - 09/25/32	5,081,519	267,979
3.128% due 07/25/36 §	280,597	23,843
3.500% due 07/25/28 - 11/25/41	2,104,999	170,437
4.000% due 11/25/41	2,030,191	277,429
4.500% due 11/25/39	255,549	39,943
5.000% due 01/25/38 - 01/25/39	652,278	105,097
5.000% due 01/25/39 §	173,878	23,831
5.500% due 01/25/39 §	162,099	23,565
6.000% due 01/25/38 - 07/25/38	677,231	126,749
6.002% (6.150% - USD LIBOR) due 09/25/41 - 08/25/45 §	7,701,841	1,435,413
6.332% (6.480% - USD LIBOR) due 04/25/40 §	427,127	98,707
6.452% (6.600% - USD LIBOR) due 07/25/42 §	322,538	65,388
6.502% (6.650% - USD LIBOR) due 02/25/41 - 03/25/42 §	1,243,227	226,232
Fannie Mae (PO) 0.212% due 03/25/42	90,365	86,393
0.215% due 03/25/42	54,219	51,797
Fannie Mae Connecticut Avenue Securities 5.148% (USD LIBOR + 5.000%) due 11/25/24 §	2,137,265	2,197,907
5.398% (USD LIBOR + 5.250%) due 10/25/23 §	1,554,749	1,596,322
Flagstar Mortgage Trust 3.500% due 04/25/48 § ~	2,590,168	2,631,827
Freddie Mac 1.159% (USD LIBOR + 1.000%) due 02/15/32 §	48,279	49,310
1.998% (USD LIBOR + 1.850%) due 02/25/50 § ~	4,470,000	4,466,911
3.000% due 08/15/48	1,058,700	1,094,149
3.500% due 10/15/37	2,700,000	2,828,651

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
3.898% (USD LIBOR + 3.750%) due 08/25/50 § ~	$5,530,000	$5,635,710
4.000% due 12/15/39	3,069,467	3,186,872
5.000% due 02/15/30 - 03/15/35	7,399,967	8,410,247
6.000% due 05/15/36	1,455,740	1,729,677
Freddie Mac (IO) 0.250% due 01/15/38 §	78,198	557
2.000% due 10/25/50	2,480,087	324,151
2.372% due 04/15/41 §	1,062,071	64,217
2.500% due 09/25/50 - 11/25/50	7,003,753	974,319
3.000% due 12/15/31	634,998	42,016
3.500% due 06/15/27 - 04/15/43	2,575,366	178,688
4.000% due 04/15/43	374,004	18,496
5.791% (5.950% - USD LIBOR) due 10/15/41 §	1,010,994	182,343
5.841% (6.000% - USD LIBOR) due 05/15/44 §	4,530,538	951,372
5.871% (6.030% - USD LIBOR) due 09/15/37 §	1,015,973	229,883
5.891% (6.050% - USD LIBOR) due 08/15/39 §	919,115	202,578
6.041% (6.200% - USD LIBOR) due 05/15/39 §	409,381	15,107
6.071% (6.230% - USD LIBOR) due 01/15/40 §	183,196	39,693
6.091% (6.250% - USD LIBOR) due 09/15/42 §	737,872	100,982
6.131% (6.290% - USD LIBOR) due 11/15/36 §	345,154	77,609
Freddie Mac Structured Agency Credit Risk Debt Notes 3.398% (USD LIBOR + 3.250%) due 07/25/29 §	12,179,925	12,520,649
4.648% (USD LIBOR + 4.500%) due 02/25/24 §	3,590,000	3,544,876
5.098% (USD LIBOR + 4.950%) due 07/25/29 §	4,410,000	4,674,331
9.498% (USD LIBOR + 9.350%) due 04/25/28 §	2,841,564	3,387,494
Government National Mortgage Association 0.440% (USD LIBOR + 0.300%) due 02/20/68 - 07/20/68 §	5,444,803	5,432,186
0.490% (USD LIBOR + 0.350%) due 08/20/58 §	10,497,926	10,489,752
0.552% (USD LIBOR + 0.400%) due 08/20/70 §	282,765	282,962
0.602% (USD LIBOR + 0.450%) due 07/20/70 §	16,115,598	16,172,147
0.640% (USD LIBOR + 0.500%) due 03/20/61 §	1,384,468	1,387,893
0.652% (USD LIBOR + 0.500%) due 07/20/70 §	1,089,875	1,096,337
1.146% (USD LIBOR + 1.000%) due 05/20/60 §	327,868	332,366
1.302% (USD LIBOR + 1.150%) due 05/20/70 §	3,302,509	3,463,872
2.750% due 03/20/48	1,093,257	1,160,864
3.000% due 07/20/49 - 10/20/49	6,989,754	7,239,077
4.500% due 10/20/39	2,477,421	2,578,647
5.000% due 07/20/39	1,196,463	1,248,236
Government National Mortgage Association (IO) 2.114% due 11/20/42 §	207,604	7,986
2.500% due 08/20/50 - 10/20/50	13,411,186	1,908,092
3.500% due 04/20/27 - 04/20/50	5,872,716	740,310
4.000% due 04/16/45	1,047,177	152,741
5.000% due 10/20/44	5,320,509	947,377
5.448% (5.600% - USD LIBOR) due 08/20/44 §	1,194,874	206,236

	Principal Amount	Value
5.947% (6.100% - USD LIBOR) due 08/16/42 §	$711,428	$157,313
5.997% (6.150% - USD LIBOR) due 06/16/43 §	1,067,803	126,919
6.047% (6.200% - USD LIBOR) due 10/16/42 §	957,693	224,163
6.328% (6.480% - USD LIBOR) due 04/20/40 §	105,563	22,170
6.398% (6.550% - USD LIBOR) due 06/20/40 §	1,896,866	492,562
6.447% (6.600% - USD LIBOR) due 04/16/42 §	1,819,552	515,881
6.498% (6.650% - USD LIBOR) due 01/20/40 §	96,917	8,059
GSMSC Resecuritization Trust 0.760% (USD LIBOR + 0.610%) due 11/26/37 § ~	13,880,000	12,266,283
Impac CMB Trust 0.668% (USD LIBOR + 0.520%) due 11/25/35 §	1,841,347	1,695,199
IndyMac INDX Mortgage Loan Trust 0.668% (USD LIBOR + 0.520%) due 06/25/35 §	1,238,582	1,125,722
JP Morgan Mortgage Trust 3.011% due 08/25/35 §	465,147	465,947
3.500% due 09/25/48 § ~	3,023,421	3,119,923
3.500% due 10/25/48 § ~	6,081,469	6,234,095
Lehman Mortgage Trust 0.898% (USD LIBOR + 0.750%) due 12/25/35 §	3,453,806	2,101,769
6.000% due 05/25/37	754,978	765,552
MASTR Reperforming Loan Trust 7.000% due 08/25/34 ~	1,144,922	994,019
Merrill Lynch Mortgage Investors Trust 3.512% due 06/25/35 §	797,870	801,501
Morgan Stanley Mortgage Loan Trust 2.807% due 07/25/35 §	777,747	720,382
2.819% due 07/25/34 §	162,697	163,101
Morgan Stanley Resecuritization Trust 1.454% (US FED + 0.710%) due 12/27/46 § ~	25,493,853	21,119,669
1.514% (US FED + 0.770%) due 04/26/47 § ~	4,379,000	4,317,698
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 ~	1,468,700	1,472,475
New Residential Mortgage Loan Trust 4.000% due 05/25/57 § ~	3,712,442	4,047,560
4.250% due 12/25/57 § ~	6,962,898	7,532,089
Nomura Resecuritization Trust 1.744% (US FED + 1.000%) due 08/26/46 § ~	5,562,452	5,076,500
PMT Credit Risk Transfer Trust 2.895% (USD LIBOR + 2.750%) due 05/27/23 § ~	7,388,559	7,141,136
RAAC Trust 6.000% due 09/25/34	12,598	12,575
Residential Asset Securitization Trust 0.648% (USD LIBOR + 0.500%) due 07/25/36 §	406,209	323,374
6.000% due 08/25/36	895,920	753,657
Structured Adjustable Rate Mortgage Loan Trust 3.284% due 08/25/36 §	3,770,579	3,015,409
3.303% due 05/25/36 §	1,608,147	1,335,258
WaMu Mortgage Pass-Through Certificates Trust 2.532% due 10/25/36 §	704,764	678,491
2.782% due 09/25/33 §	94,335	94,126
3.299% due 07/25/37 §	2,132,987	2,095,351

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates Trust 1.309% (US FED + 0.700%) due 01/25/47 §	$4,202,294	$3,649,904
6.000% due 07/25/36	480,202	419,859

		296,987,885

Fannie Mae - 11.8%

due 01/01/36 #	27,600,000	28,395,854
due 01/01/51 #	47,600,000	49,844,789
due 02/01/51 #	57,100,000	59,205,488
1.500% due 12/01/35	800,000	826,801
1.950% due 04/01/32	400,000	420,625
2.140% due 04/01/30	100,000	107,947
2.260% due 04/01/30	592,167	644,242
2.500% due 06/01/28 - 02/01/51	21,617,716	22,746,239
2.810% due 04/01/25	130,000	141,170
3.000% due 12/01/36 - 09/01/50	79,842,315	85,944,102
3.040% due 06/01/29	1,000,000	1,140,771
3.160% due 05/01/29	1,019,091	1,156,069
3.500% due 09/01/42 - 03/01/57	110,413,168	119,852,794
4.000% due 10/01/42 - 06/01/57	52,822,053	57,918,450
4.500% due 04/01/23 - 08/01/58	60,082,733	66,635,908
5.000% due 07/01/33 - 03/01/50	22,514,730	25,317,277
5.500% due 04/01/37 - 11/01/38	996,835	1,166,563
6.000% due 04/01/33 - 07/01/41	1,327,846	1,608,666
6.500% due 05/01/40	1,433,948	1,662,335
7.000% due 02/01/39	685,352	793,611

		525,529,701

Freddie Mac - 3.2%

2.000% due 10/01/32	200,542	209,695
2.278% (US FED + 1.285%) due 03/01/47 §	1,457,945	1,513,775
3.000% due 09/01/32 - 07/01/50	41,348,973	44,442,691
3.500% due 10/01/42 - 05/01/50	15,329,724	16,622,307
4.000% due 10/01/42 - 03/01/50	35,201,801	38,208,136
4.500% due 07/01/23 - 05/01/50	21,241,921	23,536,090
5.000% due 12/01/35 - 03/01/50	13,086,992	14,707,992
5.500% due 08/01/37 - 12/01/38	988,898	1,162,938
6.000% due 10/01/36 - 11/01/39	2,587,051	3,080,590
6.500% due 09/01/39	466,166	537,783
7.000% due 03/01/39	215,985	253,048

		144,275,045

Government National Mortgage Association - 3.5%

due 01/01/51 #	24,500,000	25,793,012
due 02/01/51 #	6,600,000	6,890,288
0.766% (USD LIBOR + 0.620%) due 08/20/60 §	571,897	579,257
2.500% due 12/20/50	900,000	970,470
3.000% due 09/15/42 - 10/20/50	16,118,129	17,017,812
3.500% due 06/20/44 - 02/20/50	8,597,967	9,284,772
4.000% due 02/20/33 - 04/20/50	45,967,893	49,651,882
4.500% due 01/20/40 - 01/20/49	24,879,364	27,151,289
5.000% due 01/15/40 - 01/20/49	10,815,996	12,158,116
5.500% due 06/15/36	267,580	312,992
6.000% due 06/20/35 - 03/20/42	3,379,217	3,921,322
6.500% due 10/20/37	429,028	499,591

		154,230,803

Total Mortgage-Backed Securities (Cost $1,269,522,801)		1,304,627,946

	Principal Amount	Value

ASSET-BACKED SECURITIES - 2.7%

Applebee’s Funding LLC 4.194% due 06/07/49 ~	$2,493,750	$2,473,340
Asset-Backed Pass-Through Certificates 0.838% (USD LIBOR + 0.690%) due 04/25/34 §	135,321	135,174
Avis Budget Rental Car Funding AESOP LLC 3.350% due 09/22/25 ~	7,250,000	7,758,331
Citigroup Mortgage Loan Trust 0.218% (USD LIBOR + 0.070%) due 05/25/37 §	188,408	148,108
Credit Suisse European Mortgage Capital Ltd (Ireland) 3.114% (USD LIBOR + 2.900%) due 08/09/24 § ~	4,204,200	4,178,185
3.980% due 08/13/24 ±	4,392,764	4,261,196
Credit Suisse Mortgage Trust 3.053% due 07/25/57 § ~	9,880,000	10,585,491
Credit-Based Asset Servicing & Securitization LLC 0.928% (USD LIBOR + 0.780%) due 07/25/33 §	698,525	682,763
Fannie Mae Grantor Trust 2.898% due 06/25/27	897,214	995,078
First Franklin Mortgage Loan Trust 0.268% (USD LIBOR + 0.120%) due 11/25/36 §	5,592,279	5,188,510
Ford Credit Floorplan Master 4.060% due 11/15/30	5,020,000	5,940,805
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	500,000	543,867
Hertz Vehicle Financing II LP 5.330% due 09/25/21 ~	10,344,000	10,193,199
Hildene Community Funding CDO Ltd (Cayman) 3.250% due 11/01/35 ~	4,880,000	4,880,000
Legacy Mortgage Asset Trust 3.200% due 05/25/59 § ~	9,260,191	9,363,234
Navient Private Education Refi Loan Trust 3.130% due 02/15/68 ~	10,870,000	11,209,370
Oak Street Investment Grade Net Lease Fund 1.850% due 11/20/50 ~	4,423,562	4,472,258
Origen Manufactured Housing Contract Trust 2.026% due 10/15/37 §	4,764,589	4,596,399
2.807% due 04/15/37 §	3,370,394	3,210,175
RAMP Trust 0.418% (USD LIBOR + 0.270%) due 10/25/36 §	1,710,782	1,698,677
RASC Trust 0.368% (USD LIBOR + 0.220%) due 01/25/37 §	6,360,000	5,971,114
SBA Small Business Investment Cos 3.548% due 09/10/28	992,221	1,083,083
SLM Student Loan Trust 0.967% (USD LIBOR + 0.750%) due 03/15/33 § ~	2,602,047	2,501,626

	Shares
SoFi Professional Loan Program LLC 08/25/36 ~	13	819,771

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Sofi Professional Loan Program Trust 3.340% due 08/25/47 ~	$3,754,124	$3,865,407
3.600% due 02/25/48 ~	7,067,773	7,389,695
Structured Asset Investment Loan Trust 1.148% (USD LIBOR + 1.000%) due 10/25/33 §	895,739	895,215
United States Small Business Administration 2.690% due 07/01/44	1,582,721	1,712,578
2.980% due 04/01/39	1,676,755	1,834,032

Total Asset-Backed Securities (Cost $119,579,094)		118,586,681

U.S. GOVERNMENT AGENCY ISSUE - 0.5%

Fannie Mae 6.625% due 11/15/30	15,850,000	24,005,165

Total U.S. Government Agency Issue (Cost $20,082,648)		24,005,165

U.S. TREASURY OBLIGATIONS - 14.8%

U.S. Treasury Bonds - 6.6%

1.125% due 08/15/40	24,350,000	23,022,164
1.250% due 05/15/50	121,770,000	110,249,416
1.375% due 11/15/40	23,480,000	23,180,997
1.375% due 08/15/50	89,570,000	83,719,960
1.625% due 11/15/50	27,450,000	27,293,449
2.000% due 02/15/50	18,130,000	19,654,761
3.625% due 02/15/44	4,510,000	6,376,893

		293,497,640

U.S. Treasury Inflation Protected Securities - 2.4%

0.750% due 02/15/42 ^	7,697,631	9,807,031
0.750% due 02/15/45 ^	4,555,690	5,881,324
1.000% due 02/15/46 ^	9,494,755	12,962,913
1.000% due 02/15/48 ^	12,501,974	17,424,771
1.000% due 02/15/49 ^	1,645,284	2,319,592
1.375% due 02/15/44 ^ ‡	18,870,353	27,200,484
2.125% due 02/15/40 ^	13,119,292	20,335,868
2.125% due 02/15/41 ^	6,848,755	10,749,669

		106,681,652

U.S. Treasury Notes - 5.8%

0.125% due 07/15/23	190,000	189,911
0.125% due 10/15/23	190,000	189,866
0.250% due 11/15/23	420,000	421,181
0.250% due 06/30/25	37,470,000	37,370,470
0.250% due 08/31/25	290,000	289,026
0.250% due 09/30/25	1,090,000	1,085,742
0.250% due 10/31/25	2,250,000	2,240,068
0.375% due 04/30/25	270,000	270,970
0.375% due 11/30/25	5,000,000	5,006,250
0.375% due 07/31/27	21,480,000	21,192,202
0.375% due 09/30/27	18,130,000	17,847,427
0.500% due 04/30/27	15,270,000	15,230,036
0.500% due 06/30/27	34,270,000	34,121,407
0.500% due 08/31/27	5,900,000	5,862,434
0.500% due 10/31/27	15,210,000	15,086,419
0.625% due 12/31/27	32,500,000	32,451,758
0.625% due 05/15/30	5,950,000	5,814,266

	Principal Amount	Value
0.625% due 08/15/30	$20,670,000	$20,143,561
0.875% due 11/15/30	43,010,000	42,848,712

		257,661,706

Total U.S. Treasury Obligations (Cost $647,454,556)		657,840,998

FOREIGN GOVERNMENT BONDS & NOTES - 7.9%

Abu Dhabi Government (United Arab Emirates)
2.500% due 10/11/22 ~	3,650,000	3,783,499
3.125% due 09/30/49 ~	9,970,000	10,706,534
Argentina Treasury Bond BONCER (Argentina) 1.000% due 08/05/21 ^ Ω	ARS 69,271,321	650,973
Argentine Bonos del Tesoro (Argentina) 16.000% due 10/17/23 Ω	20,030,000	60,207
Argentine Republic Government (Argentina)
0.125% due 07/09/30 §	$5,494,820	2,236,392
0.125% due 07/09/35 §	2,585,277	948,797
0.125% due 07/09/41 §	9,140,000	3,468,630
1.000% due 07/09/29	522,501	227,027
Brazil Notas do Tesouro Nacional Serie F (Brazil)
10.000% due 01/01/23	BRL 51,120,000	10,869,178
10.000% due 01/01/25	32,472,000	7,232,587
10.000% due 01/01/27	9,809,000	2,234,519
Brazilian Government (Brazil)
2.625% due 01/05/23	$660,000	686,070
4.625% due 01/13/28	2,620,000	2,940,151
5.000% due 01/27/45	4,870,000	5,426,617
5.625% due 01/07/41	3,690,000	4,371,727
5.625% due 02/21/47	7,120,000	8,531,860
China Government (China)
3.310% due 11/30/25 ~	CNY 109,500,000	17,281,688
3.380% due 11/21/24 ~	17,000,000	2,673,735
3.390% due 05/21/25 ~	20,500,000	3,229,962
Colombia Government (Colombia) 5.625% due 02/26/44	$2,880,000	3,739,680
Egypt Government (Egypt) 5.577% due 02/21/23 ~	2,250,000	2,381,301
Indonesia Government (Indonesia)
3.500% due 01/11/28	530,000	595,026
3.750% due 04/25/22 ~	1,490,000	1,553,384
3.850% due 07/18/27 ~	1,190,000	1,361,906
4.350% due 01/11/48	2,260,000	2,705,107
4.750% due 02/11/29	5,300,000	6,434,540
4.750% due 07/18/47 ~	400,000	502,488
4.875% due 05/05/21 ~	2,930,000	2,973,833
5.125% due 01/15/45 ~	2,540,000	3,287,497
5.250% due 01/08/47 ~	1,590,000	2,120,297
5.375% due 10/17/23 ~	400,000	452,831
5.875% due 01/15/24 ~	973,000	1,119,670
Israel Government International (Israel)
2.750% due 07/03/30	1,680,000	1,855,384
3.875% due 07/03/50	920,000	1,108,193
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 1,904,127,312	18,514,782
Kenya Government (Kenya)
6.875% due 06/24/24 ~	$990,000	1,087,030
7.250% due 02/28/28 ~	1,210,000	1,360,539
Kuwait International Government Bond (Kuwait) 3.500% due 03/20/27 ~	3,530,000	4,019,787
Mexican Bonos (Mexico)
7.750% due 11/23/34	MXN 171,270,000	10,145,119
7.750% due 11/13/42	327,687,500	18,982,146

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
8.000% due 11/07/47	MXN 907,490,000	$53,865,673
8.500% due 05/31/29	229,220,000	14,051,885
10.000% due 12/05/24	109,240,000	6,571,473
Mexico Government (Mexico)
4.600% due 02/10/48	$1,120,000	1,318,022
5.750% due 10/12/10	1,450,000	1,934,728
Nigeria Government (Nigeria)
6.500% due 11/28/27 ~	1,440,000	1,555,236
7.143% due 02/23/30 ~	1,110,000	1,200,267
Panama Government (Panama)
2.252% due 09/29/32	1,880,000	1,943,450
4.500% due 04/01/56	1,930,000	2,494,525
Peruvian Government (Peru)
2.783% due 01/23/31	2,650,000	2,914,364
5.625% due 11/18/50	2,350,000	3,705,468
Provincia de Buenos Aires (Argentina)
6.500% due 02/15/23 ~	2,060,000	849,750
7.875% due 06/15/27 ~	1,770,000	730,143
Qatar Government (Qatar)
4.000% due 03/14/29 ~	2,980,000	3,538,750
4.400% due 04/16/50 ~	790,000	1,031,661
4.817% due 03/14/49 ~	6,660,000	9,105,485
Republic of Poland Government (Poland) 4.000% due 01/22/24	4,710,000	5,221,110
Russian Federal (Russia)
7.000% due 01/25/23	RUB 198,150,000	2,815,266
6.900% due 05/23/29	1,033,350,000	15,025,908
7.000% due 08/16/23	234,570,000	3,345,243
7.050% due 01/19/28	461,663,000	6,746,365
7.250% due 05/10/34	41,210,000	606,617
7.650% due 04/10/30	1,343,710,000	20,525,552
7.700% due 03/16/39	690,870,000	10,675,347
8.150% due 02/03/27	458,179,000	7,047,622

Total Foreign Government Bonds & Notes (Cost $340,697,826)		352,680,603

SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $36,316,909; collateralized by U.S. Treasury Notes: 0.375% due 12/31/2025 and value $37,043,254)	$36,316,909	36,316,909

Total Short-Term Investment (Cost $36,316,909)		36,316,909

TOTAL INVESTMENTS - 101.4% (Cost $4,260,277,951)		4,512,466,053

DERIVATIVES - 0.7%		27,152,840

OTHER ASSETS & LIABILITIES, NET - (2.1%)		(91,391,695)

NET ASSETS - 100.0%		$4,448,227,198

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	40.6%
Mortgage-Backed Securities	29.3%
U.S. Treasury Obligations	14.8%
Foreign Government Bonds & Notes	7.9%
Senior Loan Notes	4.8%
Others (each less than 3.0%)	4.0%

	101.4%
Derivatives	0.7%
Other Assets & Liabilities, Net	(2.1%	)

	100.0%

(b)

As of December 31, 2020, an investment with a value of $10,790,009 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(c)

Investments with a total aggregate value of $711,180 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(d)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AUD FX	03/21	1,018	$75,882,145	$78,386,000	$2,503,855
CAD FX	03/21	892	69,739,630	69,879,280	139,650
CHF FX	03/21	51	7,197,184	7,217,775	20,591
EUR FX	03/21	382	58,235,318	58,474,650	239,332
Euro-Bobl	03/21	53	8,743,574	8,752,561	8,987
Euro-BTP	03/21	961	177,232,808	178,460,611	1,227,803
Euro-OAT	03/21	165	33,805,950	33,835,920	29,970
Eurodollar	03/22	7,830	1,952,426,943	1,953,976,500	1,549,557
GBP FX	03/21	437	36,497,943	37,306,144	808,201
JPY FX	03/21	272	32,720,027	32,942,600	222,573
MXN FX	03/21	1,072	26,758,780	26,660,640	(98,140)
RUB FX	03/21	136	4,580,053	4,554,300	(25,753)
U.S. Treasury 5-Year Notes	03/21	7,567	952,765,945	954,683,465	1,917,520
U.S. Treasury 30-Year Bonds	03/21	1,609	279,505,254	278,658,687	(846,567)
U.S. Treasury Ultra Long Bonds	03/21	2,410	518,269,885	514,685,625	(3,584,260)

					4,113,319

Short Futures Outstanding
Australia 10-Year Notes	03/21	55	6,213,980	6,242,887	(28,907)
Euro-Bund	01/21	31	5,507,958	5,518,000	(10,042)
Euro-Bund	03/21	2,032	440,471,274	440,972,287	(501,013)
Euro-Buxl	03/21	122	33,085,502	33,570,065	(484,563)
Eurodollar	03/21	2,524	629,009,949	629,927,300	(917,351)
Eurodollar	06/21	8,138	2,025,513,023	2,031,143,075	(5,630,052)
Eurodollar	12/21	2,656	658,422,597	662,605,600	(4,183,003)
Japan 10-Year Bonds	03/21	68	100,101,163	100,049,005	52,158
U.S. Treasury 2-Year Notes	03/21	803	177,357,544	177,444,179	(86,635)
U.S. Treasury 10-Year Notes	03/21	3,852	531,312,145	531,876,937	(564,792)
U.S. Treasury Ultra 10-Year Notes	03/21	780	122,434,228	121,960,312	473,916

					(11,880,284)

Total Futures Contracts					($7,766,965)

(e)	Forward foreign currency contracts outstanding as of December 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	29,860,000	USD	5,266,035	01/21	CIT	$482,729	$-
BRL	15,292,986	USD	2,688,384	01/21	GSC	255,881	-
CAD	63,117,890	USD	48,045,248	01/21	CIT	1,544,286	-
EUR	5,000,000	USD	5,885,635	01/21	GSC	224,828	-
GBP	14,402,011	USD	18,631,774	01/21	GSC	1,065,496	-
IDR	1,107,727,875,147	USD	74,529,225	01/21	JPM	5,012,737	-
INR	764,390,530	USD	10,312,530	01/21	JPM	138,875	-
JPY	4,585,144,103	USD	44,029,093	01/21	CIT	384,883	-
MXN	500,000,000	USD	24,704,168	01/21	CIT	381,143	-
RUB	465,726,300	USD	6,062,756	01/21	BNP	229,293	-
RUB	1,244,782,298	USD	16,197,180	01/21	CIT	620,060	-
RUB	1,257,178,174	USD	15,713,745	01/21	GSC	1,270,966	-
USD	18,912,363	AUD	26,318,162	01/21	JPM	-	(1,381,188)
USD	6,947,744	CHF	6,375,000	01/21	CIT	-	(256,409)
USD	25,442,142	CNH	172,194,963	01/21	BNP	-	(1,013,218)
USD	36,225,167	EUR	30,660,000	01/21	BNP	-	(1,244,189)
USD	68,290,781	EUR	58,002,593	01/21	CIT	-	(2,593,753)
USD	45,914,922	EUR	38,866,774	01/21	GSC	-	(1,583,871)
USD	21,348,158	EUR	17,507,100	03/21	CIT	-	(69,881)
USD	19,677,910	JPY	2,073,235,101	01/21	GSC	-	(404,472)
USD	39,770,240	MXN	904,804,766	01/21	BNP	-	(5,624,378)
USD	42,675,419	MXN	878,836,250	01/21	MSC	-	(1,416,342)
ZAR	107,540,000	USD	6,201,130	01/21	GSC	1,101,281	-

Total Forward Foreign Currency Contracts						$12,712,458	($15,587,701)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(f)	Purchased options outstanding as of December 31, 2020 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - EUR versus USD	$1.22	03/04/21	CIT	$43,550,000	$603,168	$590,103
Put - CAD versus USD	CAD 1.27	03/17/21	BNP	44,090,000	615,056	456,640

					$1,218,224	$1,046,743

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - AUD FX (01/21)	$76.50	01/08/21	CME	18	$1,377,000	$10,305	$14,760
Call - U.S. Treasury 10-Year Notes (02/21)	138.00	01/22/21	CME	40	5,520,000	17,569	21,250
Call - U.S. Treasury 30-Year Bonds (02/21)	172.00	01/22/21	CME	35	6,020,000	52,092	77,656
Call - U.S. Treasury 30-Year Bonds (02/21)	173.00	01/22/21	CME	81	14,013,000	110,218	131,625
Call - CAD FX (02/21)	78.00	02/05/21	CME	34	2,652,000	19,125	29,240

						209,309	274,531

Put - EUR FX (01/21)	1.21	01/08/21	CME	54	8,167,500	47,885	7,425
Put - EUR FX (01/21)	1.22	01/08/21	CME	32	4,880,000	30,480	13,200
Put - EUR FX (01/21)	1.23	01/08/21	CME	121	18,528,125	103,228	83,188
Put - AUD FX (01/21)	76.00	01/08/21	CME	35	2,660,000	18,288	6,650
Put - CAD FX (01/21)	78.50	01/08/21	CME	47	3,689,500	24,088	21,150
Put - U.S. Treasury 10-Year Notes (02/21)	137.50	01/22/21	CME	46	6,325,000	19,126	12,938
Put - U.S. Treasury 10-Year Notes (02/21)	138.00	01/22/21	CME	24	3,312,000	14,666	10,875
Put - U.S. Treasury 30-Year Bonds (02/21)	172.50	01/22/21	CME	23	3,967,500	31,664	28,030

						289,425	183,456

Total Options on Futures						$498,734	$457,987

Total Purchased Options						$1,716,958	$1,504,730

(g)	Premiums received and value of written options outstanding as of December 31, 2020 were as follows:

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - EUR FX (01/21)	$1.21	01/08/21	CME	17	$2,571,250	$22,283	($33,363)
Call - EUR FX (01/21)	1.23	01/08/21	CME	4	615,000	1,490	(1,650)
Call - CAD FX (01/21)	77.00	01/08/21	CME	48	3,696,000	31,560	(65,760)
Call - CAD FX (01/21)	77.50	01/08/21	CME	48	3,720,000	26,760	(44,160)
Call - U.S. Treasury 5-Year Notes (02/21)	126.00	01/22/21	CME	121	15,246,000	21,525	(34,031)
Call - U.S. Treasury 10-Year Notes (02/21)	138.50	01/22/21	CME	356	49,306,000	114,525	(100,125)
Call - U.S. Treasury 10-Year Notes (02/21)	139.00	01/22/21	CME	311	43,229,000	74,837	(38,875)
Call - U.S. Treasury 30-Year Bonds (02/21)	173.50	01/22/21	CME	46	7,981,000	41,608	(62,531)
Call - U.S. Treasury 30-Year Bonds (02/21)	174.00	01/22/21	CME	224	38,976,000	278,972	(252,000)
Call - U.S. Treasury 30-Year Bonds (02/21)	175.00	01/22/21	CME	261	45,675,000	354,548	(191,672)
Call - U.S. Treasury 30-Year Bonds (02/21)	176.00	01/22/21	CME	47	8,272,000	82,919	(22,031)
Call - EUR FX (02/21)	1.23	02/05/21	CME	32	4,920,000	44,320	(32,000)
Call - U.S. Treasury 30-Year Bonds (03/21)	174.00	02/19/21	CME	46	8,004,000	61,014	(84,094)

						1,156,361	(962,292)

Put - EUR FX (01/21)	1.18	01/08/21	CME	42	6,168,750	36,470	(263)
Put - EUR FX (01/21)	1.18	01/08/21	CME	33	4,867,500	33,730	(413)
Put - EUR FX (01/21)	1.20	01/08/21	CME	65	9,750,000	40,637	(2,843)
Put - AUD FX (01/21)	71.00	01/08/21	CME	44	3,124,000	25,850	(220)
Put - AUD FX (01/21)	72.00	01/08/21	CME	25	1,800,000	19,938	(125)
Put - AUD FX (01/21)	73.00	01/08/21	CME	33	2,409,000	27,978	(165)
Put - U.S. Treasury 30-Year Bonds (02/21)	170.00	01/22/21	CME	47	7,990,000	38,121	(22,765)

						222,724	(26,794)

Total Written Options						$1,379,085	($989,086)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(h)	Swap agreements outstanding as of December 31, 2020 were as follows:

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG34 5Y	Q	1.000%	06/20/25	ICE	$303,388,000	$5,046,412	($983,626)	$6,030,038
CDX IG35 5Y	Q	1.000%	12/20/25	ICE	248,227,000	6,157,726	5,822,665	335,061
CDX HY35 5Y	Q	5.000%	12/20/25	ICE	87,690,000	8,311,860	3,944,682	4,367,178

						$19,515,998	$8,783,721	$10,732,277

Total Credit Default Swaps						$19,515,998	$8,783,721	$10,732,277

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.024%	Brazil CETIP Interbank	Z/Z	CIT	01/04/27	BRL 159,667,000	$1,812,879	$64,849	$1,748,030
7.044%	Brazil CETIP Interbank	Z/Z	JPM	01/04/27	38,100,000	439,241	-	439,241

						2,252,120	64,849	2,187,271

			Exchange
0.190%	3-Month USD-LIBOR	S/Q	CME	06/15/22	$158,541,000	7,015	(715)	7,730
0.100%	1-Day U.S. Fed Funds	A/A	CME	11/30/24	115,878,000	(304,205)	72,773	(376,978)
0.380%	3-Month USD-LIBOR	S/Q	CME	02/28/25	147,331,000	238,888	30,327	208,561
0.840%	3-Month USD-LIBOR	S/Q	CME	11/27/25	222,629,000	25,362	(97,246)	122,608
7.450%	28-Day MXN TIIE	L/L	CME	07/18/29	MXN 571,270,000	4,554,949	240,738	4,314,211
7.440%	28-Day MXN TIIE	L/L	CME	07/20/29	594,730,000	4,715,692	303,480	4,412,212

						9,237,701	549,357	8,688,344

Total Interest Rate Swaps – Long						$11,489,821	$614,206	$10,875,615

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.260%	1-Day U.S. Fed Funds	A/A	CME	05/15/27	$157,386,000	$1,462,262	($528,301)	$1,990,563
0.450%	3-Month USD-LIBOR	S/Q	CME	05/15/27	210,476,000	1,829,662	(519,055)	2,348,717
0.560%	1-Day SOFR	A/A	CME	07/20/45	43,710,000	5,371,828	379,274	4,992,554
0.740%	1-Day SOFR	A/A	CME	08/19/45	19,420,000	1,615,092	-	1,615,092
0.800%	3-Month USD-LIBOR	S/Q	CME	11/15/45	260,000	33,075	11,906	21,169
0.641%	6-Month JPY-LIBOR	S/S	CME	05/09/46	JPY 2,649,800,000	(1,904,521)	-	(1,904,521)
1.000%	3-Month USD-LIBOR	S/Q	CME	02/15/47	$43,601,000	3,900,479	528,418	3,372,061
1.200%	3-Month USD-LIBOR	S/Q	CME	02/15/47	8,648,000	374,854	47,635	327,219
1.225%	3-Month USD-LIBOR	S/Q	CME	02/15/47	4,163,000	156,457	4,050	152,407
0.900%	3-Month USD-LIBOR	S/Q	CME	03/17/50	15,714,000	1,981,463	266,579	1,714,884
1.200%	3-Month USD-LIBOR	S/Q	CME	10/07/50	22,220,000	1,154,029	112,662	1,041,367

Total Interest Rate Swaps – Short						$15,974,680	$303,168	$15,671,512

Total Interest Rate Swaps						$27,464,501	$917,374	$26,547,127

Total Swap Agreements						$46,980,499	$9,701,095	$37,279,404

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$64,849	$2,187,271
Liabilities	-	-
Centrally Cleared Swap Agreements (1)
Assets	11,765,189	37,373,632
Liabilities	(2,128,943)	(2,281,499)

	$9,701,095	$37,279,404

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,806,645,413	$-	$1,806,645,413	$-
	Senior Loan Notes	211,762,338	-	204,285,986	7,476,352
	Mortgage-Backed Securities	1,304,627,946	-	1,304,627,946	-
	Asset-Backed Securities	118,586,681	-	114,325,485	4,261,196
	U.S. Government Agency Issue	24,005,165	-	24,005,165	-
	U.S. Treasury Obligations	657,840,998	-	657,840,998	-
	Foreign Government Bonds & Notes	352,680,603	-	352,680,603	-
	Short-Term Investment	36,316,909	-	36,316,909	-
	Derivatives:
	Credit Contracts
	Swaps	10,732,277	-	10,732,277	-
	Foreign Currency Contracts
	Futures	3,934,202	3,934,202	-	-
	Forward Foreign Currency Contracts	12,712,458	-	12,712,458	-
	Purchased Options	1,222,356	-	1,222,356	-

	Total Foreign Currency Contracts	17,869,016	3,934,202	13,934,814	-

	Interest Rate Contracts
	Futures	5,259,911	5,259,911	-	-
	Purchased Options	282,374	-	282,374	-
	Swaps	28,828,626	-	28,828,626	-

	Total Interest Rate Contracts	34,370,911	5,259,911	29,111,000	-

	Total Asset - Derivatives	62,972,204	9,194,113	53,778,091	-

	Total Assets	4,575,438,257	9,194,113	4,554,506,596	11,737,548

Liabilities	Derivatives:
	Foreign Currency Contracts
	Futures	(123,893)	(123,893)	-	-
	Forward Foreign Currency Contracts	(15,587,701)	-	(15,587,701)	-
	Written Options	(180,962)	-	(180,962)	-

	Total Foreign Currency Contracts	(15,892,556)	(123,893)	(15,768,663)	-

	Interest Rate Contracts
	Futures	(16,837,185)	(16,837,185)	-	-
	Written Options	(808,124)	-	(808,124)	-
	Swaps	(2,281,499)	-	(2,281,499)	-

	Total Interest Rate Contracts	(19,926,808)	(16,837,185)	(3,089,623)	-

	Total Liabilities - Derivatives	(35,819,364)	(16,961,078)	(18,858,286)	-

	Total Liabilities	(35,819,364)	(16,961,078)	(18,858,286)	-

	Total	$4,539,618,893	($7,766,965)	$4,535,648,310	$11,737,548

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 4.5%

Invesco Senior Loan	414,501	$9,235,082
iShares iBoxx High Yield Corporate Bond	78,475	6,850,867
SPDR Blackstone	113,070	5,161,646

		21,247,595

Total Exchange-Traded Funds (Cost $20,113,505)		21,247,595

	Principal Amount
CORPORATE BONDS & NOTES - 2.5%

Communications - 0.6%

CommScope Inc 5.500% due 03/01/24 ~	$1,200,000	1,238,838
Diamond Sports Group LLC 5.375% due 08/15/26 ~	1,875,000	1,526,953
iHeartCommunications Inc 8.375% due 05/01/27	1	1

		2,765,792

Consumer, Cyclical - 0.9%

Beacon Roofing Supply Inc 4.500% due 11/15/26 ~	1,000,000	1,048,440
eG Global Finance PLC (United Kingdom) 6.750% due 02/07/25 ~	2,500,000	2,578,750
8.500% due 10/30/25 ~	500,000	530,750

		4,157,940

Industrial - 1.0%

TransDigm Inc 6.250% due 03/15/26 ~	4,500,000	4,798,148

Total Corporate Bonds & Notes (Cost $11,351,174)		11,721,880

SENIOR LOAN NOTES - 91.2%

Basic Materials - 3.0%

Allnex & CY SCA Term B2 (Luxembourg) 5.132% (USD LIBOR + 3.250%) due 09/13/23 § µ	853,240	848,974
Allnex USA Inc Term B3 (Luxembourg) 5.132% (USD LIBOR + 3.250%) due 09/13/23 § µ	642,836	639,622
Aruba Investments Inc (2nd Lien) 8.500% (USD LIBOR + 7.750%) due 11/24/28 §	250,000	252,500
Term B 4.750% (USD LIBOR + 4.000%) due 11/24/27 §	500,000	500,000
ASP Unifrax Holdings Inc Term B 4.004% (USD LIBOR + 3.750%) due 12/14/25 §	4,211,177	3,897,970
Diamond BC BV (Netherlands) 3.147% (USD LIBOR + 3.000%) due 09/06/24 §	977,654	965,281
Messer Industries USA Inc Term B 2.754% (USD LIBOR + 2.500%) due 03/01/26 §	964,483	958,606
Nouryon USA LLC Term B (Netherlands) 5.552% (USD LIBOR + 3.000%) due 10/01/25 §	989,660	980,135
SCIH Salt Holdings Inc Term B 5.500% (USD LIBOR + 4.500%) due 03/16/27 §	995,000	998,731

	Principal Amount	Value
Solenis Holdings LLC 4.233% (USD LIBOR + 4.000%) due 06/26/25 §	$741,709	$741,941
U.S. Silica Co Term B 5.000% (USD LIBOR + 4.000%) due 05/01/25 §	1,994,830	1,756,282
Zep Inc 5.000% (USD LIBOR + 4.000%) due 08/12/24 §	2,002,694	1,958,635

		14,498,677

Communications - 7.8%

Arches Buyer Inc 4.500% (USD LIBOR + 4.000%) due 12/06/27 §	2,250,000	2,255,022
Clear Channel Outdoor Holdings Inc Term B 3.714% (USD LIBOR + 3.500%) due 08/21/26 §	6,894,725	6,651,976
CNT Holdings I Corp (2nd Lien) 7.500% (USD LIBOR + 6.750%) due 10/16/28 § µ ±	2,000,000	2,040,000
Term B 4.500% (USD LIBOR + 3.750%) due 11/08/27 §	3,164,026	3,169,392
CommScope Inc Term B2 3.397% (USD LIBOR + 3.250%) due 04/04/26 §	4,074,070	4,055,884
CSC Holdings LLC Term B5 2.659% (USD LIBOR + 2.500%) due 04/15/27 §	4,066,924	4,042,523
MH Sub I LLC 4.750% (USD LIBOR + 3.750%) due 09/15/24 §	1,745,614	1,747,068
MTN Infrastructure TopCo Inc Term B 4.000% - 5.000% (USD LIBOR + 3.000%, 4.000%) due 11/17/24 §	3,484,821	3,491,361
Pug LLC Term B 3.647% (USD LIBOR + 3.500%) due 02/13/27 §	3,339,699	3,197,762
Uber Technologies Inc Term B 5.000% (USD LIBOR + 4.000%) due 04/04/25 §	6,529,555	6,571,722

		37,222,710

Consumer, Cyclical - 12.5%

Alterra Mountain Co Term B 5.500% (USD LIBOR + 4.500%) due 08/01/26 §	3,728,725	3,762,906
Bass Pro Group LLC Term B 5.750% (USD LIBOR + 5.000%) due 09/25/24 §	3,963,545	3,981,195
BCPE Empire Holdings Inc 5.000% (USD LIBOR + 4.250%) due 06/12/26 §	1,250,000	1,250,781
Bombardier Recreational Products Inc Term B2 (Canada) 6.000% (USD LIBOR + 5.000%) due 05/24/27 §	1,620,938	1,657,240
Caesars Resort Collection LLC Term B 2.897% (USD LIBOR + 2.750%) due 12/22/24 §	911,468	896,150
Carnival Corp Term B 8.500% (USD LIBOR + 7.500%) due 06/30/25 §	3,236,555	3,353,071
CityCenter Holdings LLC Term B 3.000% (USD LIBOR + 2.250%) due 04/18/24 §	1,356,063	1,341,443

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
ClubCorp Holdings Inc Term B 3.004% (USD LIBOR + 2.750%) due 09/18/24 §	$3,435,973	$3,224,087
Core & Main LP Term B 3.750% (USD LIBOR + 3.000%) due 08/01/24 §	5,568,821	5,559,538
Curium BidCo SARL Term B (Luxembourg) 5.000% (USD LIBOR + 4.250%) due 10/28/27 § ± µ	2,250,000	2,252,813
CWGS Group LLC Term B 3.500% (USD LIBOR + 2.750%) due 11/08/23 §	1,209,710	1,199,787
Golden Nugget Inc Term B 3.250% (USD LIBOR + 2.500%) due 10/04/23 § µ	2,119,022	2,053,686
Harbor Freight Tools USA Inc Term B 4.000% (USD LIBOR + 3.250%) due 10/19/27 §	1,750,000	1,751,852
K-MAC Holdings Corp 3.147% (USD LIBOR + 3.250%) due 03/14/25 §	498,657	493,462
(2nd Lien) 6.896% (USD LIBOR + 6.750%) due 03/16/26 §	1,200,000	1,182,000
LBM Acquisition LLC Term B 4.500% (USD LIBOR + 3.750%) due 12/18/27 §	1,022,727	1,024,261
Motion Finco SARL
Term B 3.504% (USD LIBOR + 3.250%) due 11/12/26 §	2,864,729	2,769,477
Term B1 3.558% (USD LIBOR + 3.250%) due 11/12/26 § µ	376,523	364,003
PetSmart Inc Term B2 4.000% (USD LIBOR + 3.000%) due 03/11/22 §	3,744,257	3,715,396
Playa Resorts Holding BV Term B 3.750% (USD LIBOR + 2.750%) due 04/27/24 §	1,870,163	1,736,914
SeaWorld Parks & Entertainment Inc Term B5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	2,457,419	2,393,937
SMG US Midco 2 Inc 2.714% (USD LIBOR + 2.500%) due 01/23/25 § ±	782,118	739,101
SRS Distribution Inc Term B 3.147% - 4.396% (USD LIBOR + 3.250%, 4.500%) due 05/24/25 §	9,317,013	9,217,496
Thor Industries Inc Term B 3.937% (USD LIBOR + 3.750%) due 02/01/26 §	1,237,020	1,238,050
WOOF Holdings Inc 4.500% (USD LIBOR + 3.750%) due 12/16/27 §	2,500,000	2,503,125

		59,661,771

Consumer, Non-Cyclical - 24.1%

Accelerated Health Systems LLC Term B 3.652% (USD LIBOR + 3.500%) due 11/01/25 §	735,000	721,219
ADMI Corp 4.750% (USD LIBOR + 4.000%) due 12/23/27 § µ	1,250,000	1,253,437
Aldevron LLC Term B 5.250% (USD LIBOR + 4.250%) due 10/11/26 §	1,246,859	1,253,094

	Principal Amount	Value
AlixPartners LLP Term B 2.647% (USD LIBOR + 2.500%) due 04/04/24 §	$1,674,247	$1,660,296
Allied Universal Holdco LLC 4.397% (USD LIBOR + 4.250%) due 07/12/26 §	6,187,500	6,173,139
American Residential Services LLC Term B 4.250% (USD LIBOR + 3.500%) due 10/15/27 §	2,250,000	2,248,594
ATI Holdings Acquisition Inc Term B 4.500% (USD LIBOR + 3.500%) due 05/10/23 §	1,496,084	1,469,902
Bausch Health Cos Inc Term B 3.148% (USD LIBOR + 3.000%) due 06/02/25 §	6,975,346	6,956,819
CHG PPC Parent LLC Term B 2.897% (USD LIBOR + 2.750%) due 03/30/25 §	2,426,907	2,399,605
Da Vinci Purchaser Corp Term B 5.000% (USD LIBOR + 4.000%) due 01/08/27 §	3,931,260	3,948,459
Endo International PLC Term B 5.000% (USD LIBOR + 4.250%) due 04/29/24 § µ	5,828,482	5,757,444
Envision Healthcare Corp Term B 3.897% (USD LIBOR + 3.750%) due 10/10/25 § µ	1,496,183	1,256,170
Garda World Security Corp Term B (Canada) 4.990% (USD LIBOR + 4.750%) due 10/30/26 §	1,889,430	1,895,334
Global Medical Response Inc Term B 5.750% (USD LIBOR + 4.750%) due 10/02/25 §	750,000	747,000
Guidehouse LLP 4.647% (USD LIBOR + 4.500%) due 05/01/25 §	1,725,342	1,725,342
H-Food Holdings LLC Term B2 4.147% (USD LIBOR + 4.000%) due 05/31/25 §	2,930,101	2,896,877
Heartland Dental LLC 3.647% (USD LIBOR + 3.750%) due 04/30/25 § µ	4,269,353	4,168,844
Jaguar Holding Co II 3.500% (USD LIBOR + 2.500%) due 08/18/22 §	7,451,438	7,454,233
Kronos Acquisition Holdings Inc Term B (Canada) 5.250% (USD LIBOR + 4.500%) due 12/22/26 §	750,000	751,875
Mallinckrodt International Finance SA Term B due 09/24/24 § Y µ	1,496,114	1,413,828
Mavis Tire Express Services Corp 5.000% (USD LIBOR + 4.000%) due 03/20/25 §	4,000,000	4,015,000
Milano Acquisition Corp Term B 4.750% (USD LIBOR + 4.000%) due 10/01/27 §	3,500,000	3,508,750
Mister Car Wash Holdings Inc 3.402% (USD LIBOR + 3.250%) due 05/14/26 §	3,558,849	3,482,779
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 5.695% (USD LIBOR + 3.250%) due 06/30/25 §	2,883,012	2,847,747
PAREXEL International Corp Term B 2.897% (USD LIBOR + 2.750%) due 09/27/24 §	2,500,000	2,462,052

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Pathway Vet Alliance LLC 4.000% (USD LIBOR + 4.000%) due 03/31/27 §	$318,730	$319,208
4.147% (USD LIBOR + 4.000%) due 03/31/27 §	3,902,139	3,907,992
PetVet Care Centers LLC
(2nd Lien) 6.397% (USD LIBOR + 6.250%) due 02/13/26 § ±	1,750,000	1,741,250
Term B 3.397% (USD LIBOR + 3.250%) due 02/14/25 §	4,651,762	4,561,634
Term B3 5.250% (USD LIBOR + 4.250%) due 02/14/25 § ±	497,481	499,968
Precision Medicine Group LLC Term B 4.500% (USD LIBOR + 3.750%) due 11/20/27 § ±	3,538,462	3,547,308
Refinitiv US Holdings Inc Term B 3.397% (USD LIBOR + 3.250%) due 10/01/25 §	3,989,822	3,988,888
Shearer’s Foods Inc Term B 4.750% (USD LIBOR + 4.000%) due 09/23/27 §	498,750	499,730
Snacking Investments Bidco Property Ltd (Australia) 5.000% (USD LIBOR + 4.000%) due 12/18/26 § ±	1,659,544	1,661,618
Spin Holdco Inc Term B 4.250% (USD LIBOR + 3.250%) due 11/14/22 §	5,431,889	5,412,003
Sunshine Luxembourg VII SARL Term B (Luxembourg) 5.000% (USD LIBOR + 4.250%) due 10/01/26 §	6,330,514	6,357,076
Team Health Holdings Inc Term B 3.750% (USD LIBOR + 2.750%) due 02/06/24 §	1,994,819	1,797,830
VetCor Professional Practices LLC 3.147% (USD LIBOR + 3.000%) due 07/02/25 §	4,873,634	4,791,391
Wand NewCo 3 Inc Term B1 3.147% (USD LIBOR + 3.000%) due 02/05/26 §	3,164,231	3,124,678

		114,678,413

Energy - 0.9%

Brazos Delaware II LLC Term B 4.152% (USD LIBOR + 4.000%) due 05/29/25 § µ	1,496,030	1,311,831
Traverse Midstream Partners LLC Term B 6.500% (USD LIBOR + 5.500%) due 09/27/24 § µ	3,241,381	3,202,216

		4,514,047

Financial - 10.0%

Acrisure LLC Term B 3.647% (USD LIBOR + 3.500%) due 02/15/27 §	2,711,296	2,669,948
Alliant Holdings Intermediate LLC Term B 3.397% (USD LIBOR + 3.250%) due 05/10/25 §	4,078,052	4,013,765
AssuredPartners Inc Term B 3.647% - 5.500% (USD LIBOR + 3.500%, 4.500%) due 02/13/27 §	5,693,059	5,627,793
Broadstreet Partners Inc Term B 3.397% (USD LIBOR + 3.250%) due 01/27/27 §	1,455,085	1,434,532

	Principal Amount	Value
4.750% (USD LIBOR + 3.750%) due 01/27/27 § µ	$3,236,244	$3,232,273
Brookfield Property REIT Inc
Term A2 3.147% (USD LIBOR + 3.000%) due 08/28/23 §	2,625,000	2,517,375
Term B 4.565% (USD LIBOR + 2.500%) due 08/27/25 § µ	233,777	222,556
Cushman & Wakefield U.S. Borrower LLC Term B 2.897% (USD LIBOR + 2.750%) due 08/21/25 §	2,137,256	2,098,518
Deerfield Dakota Holding LLC
(2nd Lien) 9.000% (USD LIBOR + 8.000%) due 04/07/28 § ±	4,375,000	4,462,500
Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	3,482,500	3,493,383
HUB International Ltd Term B 2.965% (USD LIBOR + 2.750%) due 04/25/25 §	2,961,871	2,912,731
5.000% (USD LIBOR + 4.000%) due 04/25/25 § µ	2,236,200	2,245,661
NFP Corp Term B 3.397% (USD LIBOR + 3.250%) due 02/13/27 §	5,076,957	4,976,474
OneDigital Borrower LLC Term B 5.250% (USD LIBOR + 4.500%) due 11/16/27 § µ	2,958,008	2,961,101
USI Inc Term B 3.354% (USD LIBOR + 3.000%) due 05/16/24 §	4,558,598	4,501,141

		47,369,751

Industrial - 15.2%

Brand Industrial Services Inc 5.250% (USD LIBOR + 4.250%) due 06/21/24 §	1,840,454	1,800,321
Charter NEX US Inc 5.000% (USD LIBOR + 4.250%) due 12/01/27 §	2,750,000	2,767,474
CP Atlas Buyer Inc 5.250% (USD LIBOR + 4.500%) due 11/23/27 §	2,250,000	2,257,031
DiversiTech Holdings Inc Term B 4.000% (USD LIBOR + 3.000%) due 06/01/24 §	574,860	571,446
Dynasty Acquisition Co Inc 3.754% (USD LIBOR + 3.500%) due 04/08/26 §	3,317,473	3,174,178
Engineered Machinery Holdings Inc 4.000% - 5.250% (USD LIBOR + 3.000%, 4.250%) due 07/19/24 §	4,352,813	4,353,896
Filtration Group Corp Term B 3.147% (USD LIBOR + 3.000%) due 03/29/25 §	5,337,600	5,294,233
Gates Global LLC Term B2 3.750% (USD LIBOR + 2.750%) due 03/31/24 §	3,916,813	3,911,917
GFL Environmental Inc (Canada) 3.500% (USD LIBOR + 3.000%) due 05/30/25 §	2,422,519	2,428,912
Graham Packaging Co Inc 4.500% (USD LIBOR + 3.750%) due 08/04/27 §	5,633,051	5,657,695

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Granite US Holding Corp Term B 5.504% (USD LIBOR + 5.250%) due 09/30/26 § ±	$3,225,503	$3,233,566
Klockner-Pentaplast of America, Inc Term B (Luxembourg) 5.250% (USD LIBOR + 4.250%) due 06/30/22 § µ	2,365,674	2,362,963
LTI Holdings Inc 4.897% (USD LIBOR + 4.750%) due 07/24/26 §	372,173	366,746
Term B 3.647% (USD LIBOR + 3.500%) due 09/06/25 §	3,000,701	2,923,004
Mauser Packaging Solutions Holding Co Term B 3.480% (USD LIBOR + 3.250%) due 04/03/24 §	4,573,233	4,436,036
Pregis TopCo Corp 5.000% (USD LIBOR + 4.250%) due 08/01/26 § ±	750,000	750,938
Term B 3.897% (USD LIBOR + 3.750%) due 07/31/26 §	990,000	987,112
Pretium PKG Holdings Inc 4.750% (USD LIBOR + 4.000%) due 11/05/27 §	2,625,000	2,628,281
(2nd Lien) 9.000% (USD LIBOR + 8.250%) due 11/05/28 §	1,250,000	1,246,875
Pro Mach Group Inc Term B 2.897% - 4.500% (USD LIBOR + 2.750%, 3.500%) due 03/07/25 §	4,316,425	4,251,352
Proampac PG Borrower LLC Term B 5.000% (USD LIBOR + 4.000%) due 11/18/25 § ±	1,750,000	1,748,906
Reynolds Group Holdings Inc Term B 2.897% (USD LIBOR + 2.750%) due 02/05/23 §	837,089	834,264
Standard Aero Ltd 3.754% (USD LIBOR + 3.500%) due 04/08/26 §	1,783,588	1,706,548
Tank Holding Corp Term B 5.750% (USD LIBOR + 5.000%) due 03/26/26 §	750,000	751,406
The Hillman Group Inc Term B 4.147% (USD LIBOR + 4.000%) due 05/31/25 §	5,412,370	5,403,191
TransDigm Inc Term G 2.397% (USD LIBOR + 2.250%) due 08/22/24 §	1,434,284	1,410,324
USIC Holdings Inc 4.000% (USD LIBOR + 3.250%) due 12/09/23 § µ	2,743,096	2,744,240
WP CPP Holdings LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/30/25 §	2,288,745	2,150,848

		72,153,703

Technology - 16.6%

Applied Systems Inc (2nd Lien) 8.000% (USD LIBOR + 7.000%) due 09/19/25 §	6,536,993	6,590,106
Term B 4.000% (USD LIBOR + 3.000%) due 09/19/24 §	5,286,027	5,292,635
Athenahealth Inc Term B 4.648% (USD LIBOR + 4.500%) due 02/11/26 § µ	5,947,084	5,956,998

	Principal Amount	Value
BY Crown Parent LLC Term B 4.000% (USD LIBOR + 3.000%) due 01/30/26 §	$1,493,789	$1,493,789
ECI Macola Max Holdings LLC 4.500% (USD LIBOR + 3.750%) due 11/09/27 §	2,500,000	2,496,875
Epicor Software Corp
(2nd Lien) 8.750% (USD LIBOR + 7.750%) due 07/31/28 §	2,125,000	2,220,625
Term B 5.250% (USD LIBOR + 4.250%) due 07/30/27 §	7,034,227	7,084,789
Finastra USA Inc (2nd Lien) 8.566% (USD LIBOR + 7.250%) due 06/13/25 §	1,250,000	1,256,771
Term B 4.500% (USD LIBOR + 3.500%) due 06/13/24 §	6,724,278	6,602,018
Flexera Software LLC due 01/26/28 µ ±	1,000,000	1,001,250
Hyland Software Inc 4.250% (USD LIBOR + 3.500%) due 07/01/24 §	1,248,080	1,251,971
Ivanti Software Inc Term B 5.750% (USD LIBOR + 4.750%) due 12/01/27 §	3,875,000	3,876,209
Project Boost Purchaser LLC Term B 5.000% (USD LIBOR + 4.250%) due 05/30/26 §	1,995,000	2,002,481
Rackspace Hosting Inc Term B 4.000% (USD LIBOR + 3.000%) due 11/03/23 §	4,722,642	4,724,611
Sophia LP 4.500% (USD LIBOR + 3.750%) due 10/07/27 §	5,750,000	5,767,969
(2nd Lien) 9.000% (USD LIBOR + 8.000%) due 10/09/28 § ±	3,000,000	2,988,750
Tempo Acquisition LLC Term B 3.750% (USD LIBOR + 3.250%) due 10/31/26 §	5,314,850	5,289,934
The Dun & Bradstreet Corp	1,000,000	1,001,875
Term B 3.898% (USD LIBOR + 3.750%) due 02/08/26 § µ	3,443,238	3,448,403
The Ultimate Software Group Inc 3.897% (USD LIBOR + 3.750%) due 05/04/26 §	1,929,204	1,931,133
4.750% (USD LIBOR + 4.000%) due 05/04/26 §	4,738,125	4,771,884
(2nd Lien) 7.500% (USD LIBOR + 6.750%) due 05/03/27 §	2,125,000	2,191,406

		79,242,482

Utilities - 1.1%

PG&E Corp Term B 5.500% (USD LIBOR + 4.500%) due 06/23/25 §	5,105,298	5,175,495

Total Senior Loan Notes (Cost $430,762,702)	434,517,049

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value

SHORT-TERM INVESTMENT - 4.5%

Repurchase Agreement - 4.5%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $21,509,008; collateralized by U.S. Treasury Notes: 2.375% due 5/15/2027 and value $21,939,254)	$21,509,008	$21,509,008

Total Short-Term Investment (Cost $21,509,008)		21,509,008

TOTAL INVESTMENTS - 102.7% (Cost $483,736,389)		488,995,532

OTHER ASSETS & LIABILITIES, NET - (2.7%)		(12,821,413)

NET ASSETS - 100.0%		$476,174,119

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.1%
Technology	16.6%
Industrial	16.2%
Consumer, Cyclical	13.4%
Financial	10.0%
Communications	8.4%
Short-Term Investment	4.5%
Exchange-Traded Funds	4.5%
Basic Materials	3.0%
Others (each less than 3.0%)	2.0%

	102.7%
Other Assets & Liabilities, Net	(2.7%	)

	100.0%

(b)	An investment with a value of $1,413,828 or 0.3% of the Fund’s net assets was in default as of December 31, 2020.

(c)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
LBM Acquisition LLC µ	$225,000	$227,614	$2,614
OneDigital Borrower LLC µ	291,852	293,087	1,235
Precision Medicine Group LLC ±	461,539	462,692	1,153
Pro Mach Group Inc ±	309,615	321,613	11,998

	$1,288,006	$1,305,006	$17,000

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$21,247,595	$21,247,595	$-	$-
	Corporate Bonds & Notes	11,721,880	-	11,721,880	-
	Senior Loan Notes	434,517,049	-	407,849,081	26,667,968
	Short-Term Investment	21,509,008	-	21,509,008	-
	Unfunded Loan Commitment	1,305,006	-	520,701	784,305

	Total	$490,300,538	$21,247,595	$441,600,670	$27,452,273

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2020:

Senior Loan Notes
Value, Beginning of Year	$2,181,153
Purchases	25,890,858
Sales (Includes Paydowns)	(4,617,067)
Accrued Discounts (Premiums)	28,682
Net Realized Gains (Losses)	(825,569)
Change in Net Unrealized Appreciation (Depreciation)	1,391,347
Transfers In	3,402,869
Transfers Out	-

Value, End of Year	$27,452,273

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$618,769

All significant unobservable inputs were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 1.9%

Basic Materials - 0.2%

Constellium SE *	170,643	$2,387,295
Hexion Holdings Corp ‘B’ *	65,539	802,853

		3,190,148

Consumer, Cyclical - 0.3%

Beazer Homes USA Inc *	86,816	1,315,262
Cedar Fair LP	46,111	1,814,007
Las Vegas Sands Corp	16,818	1,002,353

		4,131,622

Consumer, Non-Cyclical - 0.2%

HCA Healthcare Inc	12,524	2,059,697

Financial - 0.4%

Citigroup Inc	35,192	2,169,938
Outfront Media Inc REIT	65,030	1,271,987
The Goldman Sachs Group Inc	9,625	2,538,209

		5,980,134

Industrial - 0.5%

Crown Holdings Inc *	25,159	2,520,932
GFL Environmental Inc (Canada)	89,595	2,614,382
Xylem Inc	16,647	1,694,498

		6,829,812

Utilities - 0.3%

Evoqua Water Technologies Corp *	128,770	3,474,215

Total Common Stocks (Cost $19,624,980)		25,665,628

EXCHANGE-TRADED FUNDS - 1.0%

iShares iBoxx High Yield Corporate Bond	66,953	5,844,997
SPDR Bloomberg Barclays High Yield Bond	73,890	8,049,577

		13,894,574

Total Exchange-Traded Funds (Cost $12,842,068)		13,894,574

	Principal Amount

CORPORATE BONDS & NOTES - 88.8%

Basic Materials - 2.6%

Alcoa Nederland Holding BV 5.500% due 12/15/27 ~	$5,475,000	5,997,972
Constellium SE 5.875% due 02/15/26 ~	500,000	515,938
5.625% due 06/15/28 ~	250,000	269,844
6.625% due 03/01/25 ~	6,235,000	6,379,184
Hecla Mining Co 7.250% due 02/15/28	2,650,000	2,898,437
Hexion Inc 7.875% due 07/15/27 ~	3,950,000	4,233,906
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	4,800,000	5,105,088
Novelis Corp 4.750% due 01/30/30 ~	5,833,000	6,295,207
5.875% due 09/30/26 ~	700,000	732,375
Perenti Finance Pty Ltd (Australia) 6.500% due 10/07/25 ~	3,550,000	3,784,412

		36,212,363

	Principal Amount	Value
Communications - 15.1%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	$5,875,000	$6,207,231
Altice France SA (France) 7.375% due 05/01/26 ~	7,575,000	7,982,156
Arches Buyer Inc 4.250% due 06/01/28 ~	5,525,000	5,605,527
Avaya Inc 6.125% due 09/15/28 ~	5,525,000	5,912,496
CCO Holdings LLC 4.250% due 02/01/31 ~	600,000	633,066
4.750% due 03/01/30 ~	10,400,000	11,234,600
5.000% due 02/01/28 ~	675,000	714,488
5.375% due 06/01/29 ~	10,700,000	11,742,073
CenturyLink Inc 4.000% due 02/15/27 ~	5,500,000	5,686,285
4.500% due 01/15/29 ~	1,050,000	1,070,344
Clear Channel Worldwide Holdings Inc 5.125% due 08/15/27 ~	4,950,000	5,005,687
9.250% due 02/15/24	6,995,000	7,100,659
CommScope Inc 6.000% due 03/01/26 ~	3,750,000	3,955,931
8.250% due 03/01/27 ~	700,000	748,129
CommScope Technologies LLC 6.000% due 06/15/25 ~	3,271,000	3,349,013
CSC Holdings LLC 3.375% due 02/15/31 ~	1,800,000	1,768,500
4.625% due 12/01/30 ~	2,400,000	2,508,324
5.250% due 06/01/24	2,600,000	2,819,115
5.375% due 02/01/28 ~	650,000	695,500
5.500% due 05/15/26 ~	3,350,000	3,488,188
5.750% due 01/15/30 ~	4,300,000	4,719,271
6.500% due 02/01/29 ~	5,550,000	6,276,634
7.500% due 04/01/28 ~	625,000	703,728
Diamond Sports Group LLC 12.750% due 12/01/26 ~	5,954,000	5,388,370
Frontier Communications Corp 5.000% due 05/01/28 ~	3,750,000	3,916,406
5.875% due 10/15/27 ~	1,175,000	1,272,672
Lamar Media Corp 3.750% due 02/15/28	5,425,000	5,585,444
4.000% due 02/15/30	325,000	337,797
Level 3 Financing Inc 3.625% due 01/15/29 ~	1,925,000	1,923,797
4.625% due 09/15/27 ~	7,900,000	8,265,217
5.250% due 03/15/26	4,390,000	4,541,675
5.375% due 01/15/24	4,040,000	4,086,238
LogMeln Inc 5.500% due 09/01/27 ~	4,850,000	5,086,437
Nexstar Broadcasting Inc 5.625% due 07/15/27 ~	4,450,000	4,774,027
Outfront Media Capital LLC 4.625% due 03/15/30 ~	450,000	460,525
5.000% due 08/15/27 ~	6,225,000	6,344,458
5.625% due 02/15/24	1,250,000	1,268,881
6.250% due 06/15/25 ~	1,825,000	1,928,797
Sprint Capital Corp 8.750% due 03/15/32	3,500,000	5,545,312
Sprint Corp 7.625% due 02/15/25	2,950,000	3,533,245
7.625% due 03/01/26	7,050,000	8,761,105
7.875% due 09/15/23	2,000,000	2,318,100
Uber Technologies Inc 6.250% due 01/15/28 ~	1,200,000	1,306,500
7.500% due 05/15/25 ~	1,300,000	1,405,963
8.000% due 11/01/26 ~	6,075,000	6,625,547
Virgin Media Finance PLC (United Kingdom) 5.000% due 07/15/30 ~	1,000,000	1,038,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	$14,350,000	$14,932,969
Zayo Group Holdings Inc 4.000% due 03/01/27 ~	6,400,000	6,424,352
6.125% due 03/01/28 ~	575,000	609,052

		207,608,581

Consumer, Cyclical - 18.0%

99 Escrow Issuer Inc 7.500% due 01/15/26 ~	575,000	572,844
Affinity Gaming 6.875% due 12/15/27 ~	275,000	288,406
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	1,224,889	1,228,120
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	3,093,510	2,636,299
5.625% due 07/15/22 ~	496,608	495,604
American Airlines Pass-Through Trust ‘B’ 3.850% due 08/15/29	3,957,102	3,343,981
Aramark Services Inc 6.375% due 05/01/25 ~	5,935,000	6,350,450
Ashton Woods USA LLC 6.625% due 01/15/28 ~	5,610,000	5,918,550
Beazer Homes USA Inc 5.875% due 10/15/27	9,275,000	9,779,328
Boyd Gaming Corp 4.750% due 12/01/27	100,000	104,081
6.375% due 04/01/26	2,750,000	2,860,550
8.625% due 06/01/25 ~	4,750,000	5,288,840
Caesars Entertainment Inc 6.250% due 07/01/25 ~	4,050,000	4,318,333
8.125% due 07/01/27 ~	4,525,000	5,015,182
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	7,375,000	7,462,799
Carvana Co 5.625% due 10/01/25 ~	5,425,000	5,574,188
5.875% due 10/01/28 ~	1,200,000	1,247,508
CCM Merger Inc 6.375% due 05/01/26 ~	300,000	315,750
Cedar Fair LP 5.250% due 07/15/29	9,250,000	9,538,970
6.500% due 10/01/28 ~	1,775,000	1,928,138
Clarios Global LP 6.250% due 05/15/26 ~	4,000,000	4,295,000
8.500% due 05/15/27 ~	1,175,000	1,278,470
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	7,200,000	6,722,244
Core & Main Holding LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	2,150,000	2,204,868
Core & Main LP 6.125% due 08/15/25 ~	6,796,000	7,038,107
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	5,750,000	5,857,209
Ford Motor Co 4.346% due 12/08/26	15,967,000	17,027,847
7.450% due 07/16/31	6,000,000	7,706,250
9.000% due 04/22/25	900,000	1,107,122
9.625% due 04/22/30	900,000	1,271,570
Ford Motor Credit Co LLC 3.375% due 11/13/25	600,000	615,186
4.000% due 11/13/30	600,000	631,908
4.125% due 08/17/27	800,000	839,000
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	4,475,000	4,222,811

	Principal Amount	Value
Golden Nugget Inc 6.750% due 10/15/24 ~	$9,150,000	$9,095,740
Hilton Domestic Operating Co Inc 3.750% due 05/01/29 ~	1,650,000	1,723,532
5.125% due 05/01/26	2,000,000	2,070,000
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	6,600,000	6,937,557
IRB Holding Corp 7.000% due 06/15/25 ~	6,075,000	6,647,721
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	6,975,000	7,166,080
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	4,150,000	4,165,521
JetBlue 2020-1 Class B Pass-Through Trust 7.750% due 05/15/30	4,500,000	4,915,319
LBM Acquisition LLC 6.250% due 01/15/29 ~	875,000	911,929
Marriott Ownership Resorts Inc 4.750% due 01/15/28	5,100,000	5,194,656
Mattel Inc 3.150% due 03/15/23	1,050,000	1,064,327
6.750% due 12/31/25 ~	6,425,000	6,787,820
New Red Finance Inc (Canada) 3.500% due 02/15/29 ~	2,200,000	2,201,375
3.875% due 01/15/28 ~	900,000	915,543
4.375% due 01/15/28 ~	2,700,000	2,785,563
Norwegian Air Shuttle Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~ y	973,366	725,158
PetSmart Inc 7.125% due 03/15/23 ~	6,800,000	6,806,120
PM General Purchaser LLC 9.500% due 10/01/28 ~	3,075,000	3,409,406
Scientific Games International Inc 7.000% due 05/15/28 ~	1,350,000	1,453,815
7.250% due 11/15/29 ~	1,350,000	1,483,907
8.250% due 03/15/26 ~	3,475,000	3,750,585
SeaWorld Parks & Entertainment Inc 9.500% due 08/01/25 ~	450,000	489,375
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	7,000,000	7,031,640
5.500% due 04/15/27 ~	1,125,000	1,157,344
Six Flags Theme Parks Inc 7.000% due 07/01/25 ~	325,000	351,609
Stars Group Holdings BV (Canada) 7.000% due 07/15/26 ~	2,750,000	2,899,531
STL Holding Co LLC 7.500% due 02/15/26 ~	5,900,000	6,121,250
Tesla Inc 5.300% due 08/15/25 ~	5,575,000	5,818,906
United Airlines Pass-Through Trust ‘B’ 4.625% due 03/03/24	1,017,062	1,024,576
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	3,167,553	3,020,308
Viking Cruises Ltd 6.250% due 05/15/25 ~	2,920,000	2,872,243

		246,083,969

Consumer, Non-Cyclical - 17.6%

Acadia Healthcare Co Inc 5.000% due 04/15/29 ~	575,000	615,250
AdaptHealth LLC due 08/01/29 # ~	1,775,000	1,826,031
6.125% due 08/01/28 ~	1,800,000	1,937,250
Ahern Rentals Inc 7.375% due 05/15/23 ~	26,099,000	19,133,829
Albertsons Cos Inc 3.250% due 03/15/26 ~	900,000	914,625
3.500% due 03/15/29 ~	350,000	354,025

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
4.625% due 01/15/27 ~	$550,000	$585,643
5.875% due 02/15/28 ~	10,875,000	11,852,445
Allied Universal Holdco LLC 6.625% due 07/15/26 ~	250,000	266,888
9.750% due 07/15/27 ~	13,000,000	14,192,620
Avantor Funding Inc 4.625% due 07/15/28 ~	4,150,000	4,393,813
Bausch Health Americas Inc 8.500% due 01/31/27 ~	13,125,000	14,615,803
Bausch Health Cos Inc 5.000% due 01/30/28 ~	1,075,000	1,109,174
5.000% due 02/15/29 ~	525,000	540,789
5.250% due 02/15/31 ~	275,000	287,814
6.125% due 04/15/25 ~	7,125,000	7,350,577
6.250% due 02/15/29 ~	1,375,000	1,495,574
9.000% due 12/15/25 ~	2,600,000	2,880,683
Charles River Laboratories International Inc 4.250% due 05/01/28 ~	5,850,000	6,137,761
5.500% due 04/01/26 ~	2,600,000	2,728,115
CHS 5.625% due 03/15/27 ~	600,000	645,900
6.625% due 02/15/25 ~	11,625,000	12,256,877
Garda World Security Corp (Canada) 9.500% due 11/01/27 ~	4,492,000	4,982,481
HCA Inc 5.250% due 06/15/26	2,450,000	2,902,177
5.625% due 09/01/28	675,000	798,542
5.875% due 02/01/29	21,250,000	25,642,481
Jaguar Holding Co II 5.000% due 06/15/28 ~	6,475,000	6,920,156
JBS Investments II GmbH 5.750% due 01/15/28 ~	800,000	857,508
7.000% due 01/15/26 ~	2,650,000	2,864,518
JBS USA LUX SA 5.500% due 01/15/30 ~	1,425,000	1,639,121
6.500% due 04/15/29 ~	950,000	1,108,270
Kraft Heinz Foods Co 3.875% due 05/15/27 ~	1,825,000	1,968,124
3.950% due 07/15/25	2,254,000	2,483,265
4.375% due 06/01/46	6,750,000	7,303,423
5.000% due 07/15/35	8,850,000	10,732,107
5.200% due 07/15/45	3,600,000	4,280,759
Kronos Acquisition Holdings Inc (Canada) 5.000% due 12/31/26 ~	450,000	470,250
Legacy LifePoint Health LLC 4.375% due 02/15/27 ~	950,000	966,625
6.750% due 04/15/25 ~	550,000	591,971
LifePoint Health Inc 5.375% due 01/15/29 ~	625,000	625,344
MPH Acquisition Holdings LLC 5.750% due 11/01/28 ~	2,900,000	2,838,375
Pilgrim’s Pride Corp 5.875% due 09/30/27 ~	6,525,000	7,085,236
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	4,125,000	4,555,547
Select Medical Corp 6.250% due 08/15/26 ~	6,550,000	7,063,913
Tenet Healthcare Corp 4.625% due 06/15/28 ~	675,000	708,328
4.875% due 01/01/26 ~	1,795,000	1,879,993
5.125% due 05/01/25	3,325,000	3,393,961
6.125% due 10/01/28 ~	2,075,000	2,169,475
6.250% due 02/01/27 ~	1,275,000	1,353,279
6.750% due 06/15/23	5,325,000	5,733,960
7.500% due 04/01/25 ~	375,000	410,218
The ADT Security Corp 3.500% due 07/15/22	2,000,000	2,056,250
The Providence Service Corp 5.875% due 11/15/25 ~	1,750,000	1,853,906

	Principal Amount	Value
Tms International Holding Corp 7.250% due 08/15/25 ~	$10,707,000	$10,921,140
Verscend Escrow Corp 9.750% due 08/15/26 ~	5,275,000	5,726,672

		241,008,861

Energy - 10.0%

Antero Midstream Partners LP 5.750% due 01/15/28 ~	6,000,000	5,775,600
7.875% due 05/15/26 ~	1,050,000	1,086,834
Antero Resources Corp due 07/15/26 # ~	3,375,000	3,453,266
5.625% due 06/01/23	6,595,000	6,471,344
Archrock Partners LP 6.250% due 04/01/28 ~	875,000	913,028
6.875% due 04/01/27 ~	3,450,000	3,721,687
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	3,025,000	2,900,975
8.250% due 12/31/28 ~	875,000	875,000
Buckeye Partners LP 4.125% due 03/01/25 ~	300,000	304,125
4.500% due 03/01/28 ~	4,800,000	4,953,000
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	3,525,000	4,174,020
7.000% due 06/30/24	1,100,000	1,285,266
Cheniere Energy Partners LP 4.500% due 10/01/29	1,000,000	1,059,270
5.625% due 10/01/26	3,975,000	4,150,695
Comstock Resources Inc 9.750% due 08/15/26	5,965,000	6,406,254
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	2,225,000	2,287,356
5.750% due 01/30/28 ~	5,375,000	5,806,075
6.625% due 07/15/25 ~	600,000	642,936
Energy Transfer Operating LP 6.250% due 02/15/23	7,375,000	5,881,562
EnLink Midstream LLC 5.625% due 01/15/28 ~	275,000	281,596
EnLink Midstream Partners LP 4.150% due 06/01/25	725,000	712,313
Enterprise Products Operating LLC 5.375% (USD LIBOR + 2.570%) due 02/15/78 §	5,400,000	5,463,955
EQM Midstream Partners LP 5.500% due 07/15/28	2,025,000	2,217,335
6.000% due 07/01/25 ~	925,000	1,014,031
6.500% due 07/01/27 ~	2,950,000	3,325,977
Global Partners LP 7.000% due 08/01/27	4,200,000	4,506,327
MPLX LP 6.875% due 02/15/23	5,850,000	5,659,875
Occidental Petroleum Corp 2.900% due 08/15/24	9,600,000	9,254,400
5.500% due 12/01/25	600,000	626,691
5.875% due 09/01/25	4,525,000	4,825,912
6.125% due 01/01/31	600,000	643,620
6.625% due 09/01/30	2,500,000	2,718,125
8.000% due 07/15/25	1,100,000	1,254,963
8.500% due 07/15/27	1,650,000	1,907,276
Range Resources Corp 5.000% due 03/15/23	2,990,000	2,920,856
9.250% due 02/01/26	2,700,000	2,825,550
Tallgrass Energy Partners LP 6.000% due 12/31/30 ~	5,000,000	5,167,175
Targa Resources Partners LP 4.875% due 02/01/31 ~	1,900,000	2,064,350
5.000% due 01/15/28	1,350,000	1,427,537
5.125% due 02/01/25	4,850,000	4,986,358
5.375% due 02/01/27	750,000	789,514

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
5.875% due 04/15/26	$2,275,000	$2,416,266
6.500% due 07/15/27	625,000	679,688
USA Compression Partners LP 6.875% due 04/01/26	2,700,000	2,826,562
6.875% due 09/01/27	4,600,000	4,918,642

		137,583,187

Financial - 6.0%

Air Lease Corp 3.125% due 12/01/30	3,975,000	4,135,728
3.250% due 10/01/29	2,650,000	2,808,861
Ally Financial Inc 5.750% due 11/20/25	4,975,000	5,795,848
Avolon Holdings Funding Ltd (Ireland) 3.250% due 02/15/27 ~	1,500,000	1,534,028
Barclays PLC (United Kingdom) 5.200% due 05/12/26	1,000,000	1,166,970
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	7,100,000	7,287,972
Iron Mountain Inc REIT 4.500% due 02/15/31 ~	650,000	681,688
4.875% due 09/15/29 ~	3,700,000	3,907,200
5.000% due 07/15/28 ~	925,000	983,858
5.250% due 03/15/28 ~	700,000	740,016
OneMain Finance Corp 4.000% due 09/15/30	1,050,000	1,090,803
5.375% due 11/15/29	3,650,000	4,115,375
5.625% due 03/15/23	2,625,000	2,823,516
6.125% due 03/15/24	1,375,000	1,503,906
6.625% due 01/15/28	2,500,000	2,972,975
6.875% due 03/15/25	3,900,000	4,536,188
7.125% due 03/15/26	4,100,000	4,853,395
8.875% due 06/01/25	450,000	509,895
SBA Communications Corp 3.875% due 02/15/27	5,800,000	6,099,274
The Howard Hughes Corp 5.375% due 03/15/25 ~	16,100,000	16,643,375
5.375% due 08/01/28 ~	1,925,000	2,073,947
VICI Properties LP REIT 3.750% due 02/15/27 ~	1,750,000	1,792,385
4.250% due 12/01/26 ~	1,775,000	1,843,737
4.625% due 12/01/29 ~	1,775,000	1,902,250

		81,803,190

Industrial - 14.6%

Apex Tool Group LLC 9.000% due 02/15/23 ~	5,000,000	4,912,500
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	1,000,000	1,068,750
Ardagh Packaging Finance PLC 5.250% due 08/15/27 ~	3,950,000	4,150,700
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	5,100,000	5,208,477
7.500% due 03/15/25 ~	5,300,000	4,922,375
Brand Industrial Services Inc 8.500% due 07/15/25 ~	5,475,000	5,605,031
BWX Technologies Inc 4.125% due 06/30/28 ~	6,350,000	6,631,781
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	5,300,000	5,475,563
Gates Global LLC 6.250% due 01/15/26 ~	6,325,000	6,651,813
GFL Environmental Inc (Canada) 3.500% due 09/01/28 ~	1,750,000	1,787,555
3.750% due 08/01/25 ~	2,025,000	2,069,297
4.000% due 08/01/28 ~	550,000	555,156
5.125% due 12/15/26 ~	300,000	319,530
Granite US Holdings Corp 11.000% due 10/01/27 ~	6,325,000	7,052,375

	Principal Amount	Value
Husky III Holding Ltd (Canada) 13.000% Cash or 13.75% PIK due 02/15/25 ~	$1,750,000	$1,908,594
Itron Inc 5.000% due 01/15/26 ~	7,675,000	7,857,281
Masco Corp 7.750% due 08/01/29	1,864,000	2,599,162
Mauser Packaging Solutions Holding Co 5.500% due 04/15/24 ~	10,200,000	10,416,138
7.250% due 04/15/25 ~	7,025,000	7,104,031
Mueller Water Products Inc 5.500% due 06/15/26 ~	4,524,000	4,704,100
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	7,500,000	8,048,437
PowerTeam Services LLC 9.033% due 12/04/25 ~	5,075,000	5,659,183
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	188,000	190,406
Sensata Technologies BV 5.625% due 11/01/24 ~	11,450,000	12,831,614
Sensata Technologies Inc 3.750% due 02/15/31 ~	575,000	596,752
4.375% due 02/15/30 ~	3,800,000	4,096,875
Standard Industries Inc 3.375% due 01/15/31 ~	650,000	654,063
4.375% due 07/15/30 ~	1,825,000	1,955,059
4.750% due 01/15/28 ~	10,875,000	11,459,531
The Boeing Co 3.200% due 03/01/29	4,350,000	4,593,083
5.705% due 05/01/40	9,325,000	12,080,856
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	8,290,000	8,600,875
TransDigm Inc 5.500% due 11/15/27	2,925,000	3,079,440
6.250% due 03/15/26 ~	6,075,000	6,477,499
6.500% due 07/15/24	9,406,000	9,590,311
8.000% due 12/15/25 ~	1,925,000	2,132,111
TransDigm UK Holdings PLC 6.875% due 05/15/26	2,650,000	2,808,139
Vertical Holdco GmbH (Germany) 7.625% due 07/15/28 ~	4,550,000	4,968,031
Vertical US Newco Inc (Germany) 5.250% due 07/15/27 ~	4,150,000	4,406,781
Welbilt Inc 9.500% due 02/15/24	5,300,000	5,487,700

		200,716,955

Technology - 1.8%

BY Crown Parent LLC 4.250% due 01/31/26 ~	4,900,000	5,028,625
Entegris Inc 4.375% due 04/15/28 ~	5,225,000	5,577,687
ON Semiconductor Corp 3.875% due 09/01/28 ~	575,000	594,406
Qorvo Inc 3.375% due 04/01/31 ~	900,000	930,375
Tempo Acquisition LLC 5.750% due 06/01/25 ~	1,375,000	1,466,094
6.750% due 06/01/25 ~	7,475,000	7,735,130
Veritas US Inc 7.500% due 09/01/25 ~	2,925,000	3,005,438

		24,337,755

Utilities - 3.1%

Calpine Corp 5.125% due 03/15/28 ~	5,950,000	6,267,641
NRG Energy Inc 3.625% due 02/15/31 ~	1,475,000	1,520,246
5.250% due 06/15/29 ~	2,700,000	2,976,250
7.250% due 05/15/26	3,510,000	3,708,315

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
PG&E Corp 5.000% due 07/01/28	$5,425,000	$5,784,813
5.250% due 07/01/30	925,000	1,018,656
Pike Corp 5.500% due 09/01/28 ~	5,725,000	6,061,344
Talen Energy Supply LLC 6.500% due 06/01/25	5,000,000	4,090,625
7.250% due 05/15/27 ~	2,350,000	2,506,722
7.625% due 06/01/28 ~	1,225,000	1,322,234
Vistra Operations Co LLC 5.000% due 07/31/27 ~	3,800,000	4,031,800
5.500% due 09/01/26 ~	1,925,000	2,008,641
5.625% due 02/15/27 ~	700,000	745,570

		42,042,857

Total Corporate Bonds & Notes (Cost $1,143,152,090)		1,217,397,718

SENIOR LOAN NOTES - 2.8%

Consumer, Cyclical - 1.6%

18 Fremont Street Acquisition LLC 9.500% (USD LIBOR + 8.000%) due 08/09/25 § ±	2,750,000	2,739,688
Bass Pro Group LLC Term B 5.750% (USD LIBOR + 5.000%) due 09/25/24 §	2,672,379	2,684,279
PetSmart Inc Term B2 4.500% (USD LIBOR + 3.500%) due 03/11/22 §	4,431,588	4,431,588
Spectacle Gary Holdings LLC 11.000% (USD LIBOR + 9.000%) due 12/23/25 §	5,478,041	5,478,041
11.250% (PRIME + 9.000%) due 12/23/25 §	387,016	396,959
SRS Distribution Inc Term B 3.147% (USD LIBOR + 3.250%) due 05/24/25 §	5,358,883	5,283,762
Tacala LLC (2nd Lien) Term B 8.250% (USD LIBOR + 7.750%) due 02/01/26 §	2,250,000	2,228,445

		23,242,762

Energy - 0.3%

Traverse Midstream Partners LLC Term B 6.500% (USD LIBOR + 5.500%) due 09/27/24 §	3,798,815	3,752,914

Industrial - 0.5%

EWT Holdings III Corp 2.647% (USD LIBOR + 2.750%) due 12/20/24 §	5,184,855	5,178,374
North American Lifting Holdings Inc (2nd Lien) due 11/27/21 Y Ω ±	5,681,929	397,735
Reynolds Group Holdings Inc Term B 2.897% (USD LIBOR + 2.750%) due 02/05/23 §	1,017,026	1,013,594

		6,589,703

	Principal Amount	Value
Technology - 0.4%

The Dun & Bradstreet Corp Term B 3.898% (USD LIBOR + 3.750%) due 02/08/26 §	$5,359,500	$5,367,539
The Ultimate Software Group Inc 4.750% (USD LIBOR + 4.000%) due 05/03/26 §	249,375	251,152

		5,618,691

Total Senior Loan Notes (Cost $40,946,106)		39,204,070

ASSET-BACKED SECURITIES - 1.5%

AIMCO CLO (Cayman) 6.766% (USD LIBOR + 6.550%) due 07/22/32 § ~	2,200,000	2,193,151
Benefit Street Partners CLO Ltd (Cayman) 6.918% (USD LIBOR + 6.700%) due 01/17/32 § ~	4,000,000	3,950,495
Benefit Street Partners CLO V-B Ltd (Cayman) 6.168% (USD LIBOR + 5.950%) due 04/20/31 § ~	1,250,000	1,164,780
Dryden 55 CLO Ltd (Cayman) 5.637% (USD LIBOR + 5.400%) due 04/15/31 § ~	1,000,000	936,654
7.437% (USD LIBOR + 7.200%) due 04/15/31 § ~	250,000	205,367
Dryden 72 CLO Ltd (Cayman) 7.021% (USD LIBOR + 6.800%) due 05/15/32 § ~	4,075,000	4,082,849
Magnetite VIII CLO Ltd (Cayman) 7.677% (USD LIBOR + 7.440%) due 04/15/31 § ~	2,000,000	1,728,080
Neuberger Berman CLO Ltd (Cayman) 6.968% (USD LIBOR + 6.750%) due 01/20/31 § ~	1,700,000	1,704,212
6.968% (USD LIBOR + 6.750%) due 04/20/31 § ~	2,500,000	2,506,860
Voya CLO Ltd (Cayman) 7.717% (USD LIBOR + 7.480%) due 01/15/33 § ~	2,700,000	2,709,500

Total Asset-Backed Securities (Cost $21,379,512)		21,181,948

SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $37,895,346; collateralized by U.S. Treasury Notes: 2.375% due 5/15/27 and value $38,653,326)	37,895,346	37,895,346

Total Short-Term Investment (Cost $37,895,346)		37,895,346

TOTAL INVESTMENTS - 98.8% (Cost $1,275,840,102)		1,355,239,284

OTHER ASSETS & LIABILITIES, NET - 1.2%		15,908,567

NET ASSETS - 100.0%		$1,371,147,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	19.9%
Consumer, Non-Cyclical	17.8%
Industrial	15.6%
Communications	15.1%
Energy	10.3%
Financial	6.4%
Utilities	3.4%
Others (each less than 3.0%)	10.3%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	Investments with a total aggregate value of $1,122,893 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2020.

(c)

An investment with a total aggregate value of $397,735 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$25,665,628	$25,665,628	$-	$-
	Exchange-Traded Funds	13,894,574	13,894,574	-	-
	Corporate Bonds & Notes	1,217,397,718	-	1,217,397,718	-
	Senior Loan Notes	39,204,070	-	36,066,647	3,137,423
	Asset-Backed Securities	21,181,948	-	21,181,948	-
	Short-Term Investment	37,895,346	-	37,895,346	-

	Total	$1,355,239,284	$39,560,202	$1,312,541,659	$3,137,423

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 5.9%

Communications - 0.2%

Charter Communications Operating LLC 4.464% due 07/23/22	$500,000	$527,250
Cox Communications Inc 3.250% due 12/15/22 ~	200,000	210,753

		738,003

Consumer, Cyclical - 0.5%

Nissan Motor Acceptance Corp 1.900% due 09/14/21 ~	100,000	100,719
2.650% due 07/13/22 ~	100,000	102,390
Toyota Tsusho Corp (Japan) 3.625% due 09/13/23 ~	500,000	537,218
Volkswagen Group of America Finance LLC (Germany) 1.098% (USD LIBOR + 0.860%) due 09/24/21 § ~	1,600,000	1,608,210

		2,348,537

Consumer, Non-Cyclical - 0.1%

Keurig Dr Pepper Inc 2.530% due 11/15/21	200,000	203,734
3.551% due 05/25/21	100,000	101,257
RELX Capital Inc (United Kingdom) 3.500% due 03/16/23	100,000	106,384

		411,375

Energy - 0.4%

BG Energy Capital PLC (United Kingdom) 4.000% due 10/15/21 ~	1,900,000	1,951,163
Energy Transfer Operating LP 4.250% due 03/15/23	100,000	106,359

		2,057,522

Financial - 4.4%

Aviation Capital Group LLC 6.750% due 04/06/21 ~	1,500,000	1,520,827
Bank of America Corp 5.875% due 03/15/28	410,000	464,291
Cooperatieve Rabobank UA (Netherlands) 6.625% due 06/29/21 ~	EUR 400,000	502,978
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22	$1,600,000	1,690,406
JPMorgan Chase & Co 3.684% (USD LIBOR + 3.470%) due 04/30/21 §	836,000	830,257
Jyske Realkredit AS (Denmark) 1.000% due 10/01/50 ~	DKK 26,248,478	4,374,100
2.500% due 10/01/47	1,354	235
Lloyds Banking Group PLC (United Kingdom) 1.039% (USD LIBOR + 0.800%) due 06/21/21 §	$1,000,000	1,003,394
Mitsubishi UFJ Financial Group Inc (Japan) 2.105% (USD LIBOR + 1.880%) due 03/01/21 §	269,000	269,749
Mitsubishi UFJ Lease & Finance Co Ltd (Japan) 2.652% due 09/19/22 ~	200,000	206,252
Natwest Group PLC (United Kingdom) 1.801% (USD LIBOR + 1.550%) due 06/25/24 §	700,000	712,984
4.519% due 06/25/24	500,000	546,258
Nordea Kredit Realkreditaktieselskab (Denmark) 1.000% due 10/01/50 ~	DKK 8,248,566	1,374,896

	Principal Amount	Value
2.500% due 10/01/47	DKK 647	$112
Nykredit Realkredit AS (Denmark) 1.000% due 10/01/50 ~	37,988,734	6,325,844
2.500% due 10/01/47 ~	3,566	619
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	$7,000	7,349
Realkredit Danmark AS (Denmark) 2.500% due 04/01/47 ~	DKK 15,583	2,705
UniCredit SPA (Italy) 7.830% due 12/04/23 ~	$1,750,000	2,077,761

		21,911,017

Industrial - 0.1%

Penske Truck Leasing Co LP 3.300% due 04/01/21 ~	700,000	703,238

Technology - 0.0%

VMware Inc 3.900% due 08/21/27	100,000	112,835

Utilities - 0.2%

Baltimore Gas & Electric Co 3.500% due 11/15/21	300,000	305,845
National Rural Utilities Cooperative Finance Corp 2.300% due 09/15/22	100,000	103,216
Sempra Energy 0.667% (USD LIBOR + 0.450%) due 03/15/21 §	500,000	500,331

		909,392

Total Corporate Bonds & Notes (Cost $27,342,150)		29,191,919

MORTGAGE-BACKED SECURITIES - 18.4%

Collateralized Mortgage Obligation - Commercial - 0.2%

AREIT Trust 2.779% (USD LIBOR + 2.620%) due 04/15/37 § ~	800,000	808,715

Collateralized Mortgage Obligations - Residential - 4.2%

Angel Oak Mortgage Trust 1.469% due 06/25/65 § ~	1,004,473	1,010,750
Bear Stearns Adjustable Rate Mortgage Trust 3.944% due 01/25/35 §	134,710	134,012
Chevy Chase Funding LLC Mortgage-Backed Certificates 0.508% (USD LIBOR + 0.360%) due 03/25/35 § ~	333,713	337,651
Citigroup Mortgage Loan Trust 2.570% (UST + 2.400%) due 05/25/35 §	16,298	16,421
3.538% due 05/25/42 § ~	797,456	790,026
Eurosail PLC (United Kingdom) 0.198% (GBP LIBOR + 0.160%) due 12/10/44 § ~	GBP 49,840	67,682
Eurosail-UK PLC (United Kingdom) 0.991% (GBP LIBOR + 0.950%) due 06/13/45 § ~	703,391	956,858
Fannie Mae 0.191% (USD LIBOR + 0.060%) due 07/25/37 §	$413,364	406,660
0.298% (USD LIBOR + 0.150%) due 08/25/34 §	83,293	82,640

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
0.498% (USD LIBOR + 0.350%) due 07/25/37 §	$4,649	$4,664
2.742% due 05/25/35 §	351,950	358,402
Freddie Mac 0.499% (USD LIBOR + 0.350%) due 07/15/44 §	597,233	600,354
0.609% (USD LIBOR + 0.450%) due 09/15/42 §	1,423,663	1,439,058
Government National Mortgage Association 0.599% (USD LIBOR + 0.150%) due 08/ 20/68 §	993,357	985,663
1.904% (USD LIBOR + 0.750%) due 04/20/67 §	871,975	889,451
Great Hall Mortgages No 1 PLC (United Kingdom) 0.167% (GBP LIBOR + 0.130%) due 03/18/39 § ~	GBP 21,066	28,525
0.187% (GBP LIBOR + 0.150%) due 06/18/38 § ~	25,195	33,967
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	$145,325	165,935
GSR Mortgage Loan Trust 2.636% due 01/25/35 §	115,288	111,268
HarborView Mortgage Loan Trust 0.832% (USD LIBOR + 0.680%) due 06/20/35 §	2,358,049	2,261,741
Hawksmoor Mortgages (United Kingdom) 1.104% (SONIA + 1.150%) due 05/25/53 § ~	GBP 1,606,561	2,204,367
HomeBanc Mortgage Trust 0.808% (USD LIBOR + 0.660%) due 10/25/35 §	$49,608	49,996
Impac CMB Trust 1.148% (USD LIBOR + 1.000%) due 07/25/33 §	66,192	64,174
JP Morgan Mortgage Trust 3.260% due 07/25/35 §	124,993	128,039
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust 0.599% (USD LIBOR + 0.440%) due 12/15/30 §	115,599	112,743
0.859% (USD LIBOR + 0.700%) due 11/15/31 §	144,422	144,996
New Residential Mortgage Loan Trust 3.250% due 02/25/59 § ~	654,043	694,069
Residential Mortgage Securities 32 PLC (United Kingdom) 1.304% (SONIA + 1.250%) due 06/20/70 § ~	GBP 661,876	911,608
Sequoia Mortgage Trust 0.852% (USD LIBOR + 0.700%) due 10/19/26 §	$99,347	97,569
Stratton Mortgage Funding PLC (United Kingdom) 1.254% (SONIA + 1.200%) due 05/25/51 § ~	GBP 780,619	1,071,470
Structured Adjustable Rate Mortgage Loan Trust 3.080% due 02/25/34 §	$34,035	33,493
Structured Asset Mortgage Investments II Trust 0.652% (USD LIBOR + 0.500%) due 07/19/35 §	265,858	256,119
0.812% (USD LIBOR + 0.660%) due 10/19/34 §	159,603	160,085
Thornburg Mortgage Securities Trust 0.768% (USD LIBOR + 0.620%) due 06/25/44 §	2,285,062	2,239,419

	Principal Amount	Value
Towd Point Mortgage Funding PLC (United Kingdom) 1.073% (GBP LIBOR + 1.025%) due 10/20/51 § ~	GBP 1,381,292	$1,899,061
WaMu Mortgage Pass-Through Certificates Trust 2.367% due 08/25/35 §	$19,421	18,934

		20,767,870

Fannie Mae - 12.7%

due 03/01/51 #	22,790,000	23,714,428
1.772% (USD LIBOR + 1.272%) due 11/01/35 §	22,974	23,135
1.802% (USD LIBOR + 1.415%) due 12/01/34 §	27,797	28,772
1.944% (US FED + 1.200%) due 11/01/42 - 10/01/44 §	119,323	120,535
2.280% (USD LIBOR + 1.780%) due 11/01/35 §	8,909	8,916
2.285% (USD LIBOR + 1.538%) due 01/01/36 §	34,409	34,724
2.440% (UST + 2.190%) due 12/01/22 §	786	788
2.442% (USD LIBOR + 1.942%) due 09/01/35 §	3,396	3,403
2.675% (USD LIBOR + 0.675%) due 02/01/36 §	66,247	66,336
2.906% (USD LIBOR + 1.672%) due 05/01/35 §	10,139	10,293
3.000% due 02/01/51	9,700,000	10,171,303
3.500% due 02/01/51	3,622,000	3,833,704
3.644% (USD LIBOR + 1.644%) due 03/01/35 §	151,110	151,119
3.759% (USD LIBOR + 2.000%) due 04/01/35 §	218,190	222,951
3.912% (USD LIBOR + 1.912%) due 03/01/36 §	45,885	45,937
4.000% due 02/01/51	23,468,000	25,097,884
5.000% (US FED + 1.250%) due 08/01/24 §	2,694	2,706

		63,536,934

Freddie Mac - 0.0%

2.265% (USD LIBOR + 1.765%) due 10/01/35 §	15,944	15,946
2.429% (USD LIBOR + 1.731%) due 08/01/35 §	1,914	1,966
2.713% (UST + 2.225%) due 01/01/34 §	63,540	66,571
3.786% (USD LIBOR + 1.815%) due 03/01/36 §	26,125	26,138

		110,621

Government National Mortgage Association - 1.3%

due 03/01/51 #	6,300,000	6,643,550
2.250% (UST + 1.500%) due 09/20/22 - 07/20/25 §	13,020	13,328
2.875% (UST + 1.500%) due 05/20/23 - 05/20/26 §	10,849	11,040
3.000% (UST + 1.500%) due 02/20/25 - 01/20/27 §	8,877	9,057
3.125% (UST + 1.500%) due 10/20/24 - 12/20/26 §	11,138	11,378

		6,688,353

Total Mortgage-Backed Securities (Cost $91,136,737)		91,912,493

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
ASSET-BACKED SECURITIES - 6.9%

ABFC Trust 0.748% (USD LIBOR + 0.600%) due 10/25/34 §	$108,613	$107,183
0.848% (USD LIBOR + 0.700%) due 06/25/34 §	1,171,606	1,146,813
ACE Securities Corp Home Equity Loan Trust 0.928% (USD LIBOR + 0.780%) due 04/25/34 §	860,561	845,562
AlbaCore Euro CLO I DAC (Ireland) 1.530% (EUR LIBOR + 1.530%) due 07/18/31 § ~	EUR 250,000	307,270
AMMC CLO XIII Ltd (Cayman) 1.475% (USD LIBOR + 1.260%) due 07/24/29 § ~	$989,188	989,034
Anchorage Capital CLO 16 Ltd (Cayman) 1.601% (USD LIBOR + 1.400%) due 10/20/31 § ~	400,000	400,015
Argent Securities Inc Asset-Backed Pass-Through Certificates 1.188% (USD LIBOR + 1.040%) due 05/25/34 §	145,138	131,588
Atlas Senior Loan Fund CLO Ltd (Cayman) 1.530% (USD LIBOR + 1.300%) due 01/16/30 § ~	600,000	599,318
Atrium CLO XII (Cayman) 1.046% (USD LIBOR + 0.830%) due 04/22/27 § ~	668,654	666,458
Benefit Street Partners CLO VII Ltd (Cayman) 0.998% (USD LIBOR + 0.780%) due 07/18/27 § ~	181,276	180,828
Brookside Mill CLO Ltd (Cayman) 1.038% (USD LIBOR + 0.820%) due 01/17/28 § ~	2,948,430	2,930,822
California Street CLO XII Ltd (Cayman) 1.267% (USD LIBOR + 1.030%) due 10/15/25 § ~	1,288,924	1,289,401
Carlyle Global Market Strategies Euro CLO Ltd 0.730% (EUR LIBOR + 0.730%) due 09/21/29 § ~	EUR 198,204	242,283
Citigroup Mortgage Loan Trust 0.293% (USD LIBOR + 0.145%) due 09/25/36 § ~	$473,273	455,569
CoreVest American Finance Trust 2.968% due 10/15/49 ~	154,553	157,321
Credit-Based Asset Servicing & Securitization LLC 1.198% (USD LIBOR + 1.050%) due 06/25/35 §	1,083,000	1,040,851
Freddie Mac Structured Pass-Through Certificates 0.278% (USD LIBOR + 0.130%) due 08/25/31 §	72,514	69,041
Halcyon Loan Advisors Funding CLO Ltd (Cayman) 1.138% (USD LIBOR + 0.920%) due 04/20/27 § ~	209,052	208,289
Home Equity Asset Trust 1.003% (USD LIBOR + 0.855%) due 08/25/34 §	180,082	179,218
1.348% (USD LIBOR + 1.200%) due 07/25/35 §	1,000,000	1,003,468
ICG US CLO Ltd (Cayman) 1.596% (USD LIBOR + 1.400%) due 10/22/31 § ~	900,000	901,393

	Principal Amount	Value
Jamestown CLO IV Ltd (Cayman) 0.927% (USD LIBOR + 0.690%) due 07/15/26 § ~	$65,045	$65,197
Jamestown CLO V Ltd (Cayman) 1.438% (USD LIBOR + 1.220%) due 01/17/27 § ~	726,070	726,889
Jubilee CLO BV (Netherlands) 0.334% (EUR LIBOR + 0.840%) due 07/12/28 § ~	EUR 294,352	357,146
LoanCore Issuer CDO Ltd (Cayman) 1.289% (USD LIBOR + 1.130%) due 05/15/36 § ~	$700,000	696,763
Mackay Shields Euro CLO-2 DAC (Ireland) 1.550% (EUR LIBOR + 1.550%) due 08/15/33 § ~	EUR 250,000	307,669
Man GLG Euro CLO II DAC (Ireland) 0.870% (EUR LIBOR + 0.870%) due 01/15/30 § ~	250,000	304,418
Marlette Funding Trust 2.690% due 09/17/29 ~	$54,834	55,273
Merrill Lynch Mortgage Investors Trust 0.868% (USD LIBOR + 0.720%) due 10/25/35 §	622,129	571,103
MidOcean Credit CLO VI (Cayman) 1.468% (USD LIBOR + 1.250%) due 01/20/29 § ~	2,400,000	2,398,995
Morgan Stanley ABS Capital I Inc Trust 0.808% (USD LIBOR + 0.660%) due 01/25/35 §	602,187	585,019
1.123% (USD LIBOR + 0.975%) due 07/25/34 §	99,163	97,778
OCP CLO Ltd (Cayman) 1.037% (USD LIBOR + 0.800%) due 07/15/27 § ~	234,324	233,700
1.068% (USD LIBOR + 0.850%) due 04/17/27 § ~	81,783	81,804
OZLM XXIII CLO Ltd (Cayman) 1.707% (USD LIBOR + 1.470%) due 04/15/32 § ~	1,300,000	1,301,016
Palmer Square European Loan Funding DAC (Ireland) 0.870% (EUR LIBOR + 0.870%) due 02/15/30 § ~	EUR 1,000,000	1,221,067
1.150% (EUR LIBOR + 1.150%) due 01/15/30 § ~	1,000,000	1,224,230
Park Place Securities Inc Asset-Backed Pass-Through Certificates 1.138% (USD LIBOR + 0.990%) due 09/25/34 §	$319,535	319,944
RAMP Trust 0.928% (USD LIBOR + 0.780%) due 11/25/35 §	2,295,744	2,293,670
Renaissance Home Equity Loan Trust 0.908% (USD LIBOR + 0.760%) due 12/25/32 §	206,578	197,784
Saxon Asset Securities Trust 0.458% (USD LIBOR + 0.310%) due 09/25/37 §	239,989	233,454
SLM Student Loan Trust 0.000% (EUR LIBOR + 0.180%) due 01/25/24 §	EUR 43,911	53,693
0.000% (EUR LIBOR + 0.270%) due 06/17/24 §	27,255	33,320
0.765% (USD LIBOR + 0.550%) due 10/25/64 § ~	$909,340	899,436
SP-STATIC CLO 1 Ltd (Cayman) 1.616% (USD LIBOR + 1.400%) due 07/22/28 § ~	638,874	639,146

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Structured Asset Securities Corp Mortgage Loan Trust 1.655% (USD LIBOR + 1.500%) due 04/25/35 §	$359,618	$356,276
Sudbury Mill CLO Ltd (Cayman) 1.368% (USD LIBOR + 1.150%) due 01/17/26 § ~	778,558	779,024
Symphony CLO XIV Ltd (Cayman) 1.179% (USD LIBOR + 0.950%) due 07/14/26 § ~	221,803	221,480
TCW CLO 2020-1 Ltd (Cayman) 1.281% (USD LIBOR +1.050%) due 10/20/31 § ~	1,200,000	1,200,929
THL Credit Wind River CLO Ltd (Cayman) 1.117% (USD LIBOR + 0.880%) due 01/15/26 § ~	34,316	34,398
Tralee CLO III Ltd (Cayman) 1.248% (USD LIBOR + 1.030%) due 10/20/27 § ~	410,065	409,132
United States Small Business Administration 5.290% due 12/01/27	587,332	634,464
Venture 35 CLO Ltd (Cayman) 1.366% (USD LIBOR + 1.650%) due 10/22/31 § ~	1,400,000	1,401,768
Venture XXI CLO Ltd (Cayman) 1.117% (USD LIBOR + 0.880%) due 07/15/27 § ~	511,738	510,023
Wind River 2015-2 CLO Ltd (Cayman) 1.107% (USD LIBOR + 0.870%) due 10/15/27 § ~	143,338	143,045

Total Asset-Backed Securities (Cost $34,242,850)		34,440,778

U.S. TREASURY OBLIGATIONS - 103.0%

U.S. Treasury Bonds - 1.1%

1.625% due 11/15/50 ‡	5,550,000	5,523,953

U.S. Treasury Inflation Protected Securities - 101.8%

0.125% due 04/15/21 ^	13,431,973	13,478,332
0.125% due 01/15/22 ^ ‡	931,856	948,575
0.125% due 04/15/22 ^ ‡	15,930,716	16,265,652
0.125% due 01/15/23 ^ ‡	6,651,101	6,909,849
0.125% due 10/15/24 ^	5,683,384	6,095,050
0.125% due 04/15/25 ^	13,981,931	15,045,311
0.125% due 07/15/26 ^	18,052,976	19,859,015
0.125% due 01/15/30 ^	12,691,107	14,164,716
0.125% due 07/15/30 ^	7,312,104	8,206,425
0.250% due 07/15/29 ^	13,234,476	14,988,211
0.250% due 02/15/50 ^	2,167,371	2,586,866
0.375% due 07/15/23 ^	7,160,832	7,586,644
0.375% due 07/15/25 ^	7,419,186	8,150,726
0.375% due 01/15/27 ^	17,713,588	19,772,042
0.375% due 07/15/27 ^	35,481,732	39,930,851
0.500% due 04/15/24 ^	11,769,588	12,618,191
0.500% due 01/15/28 ^	26,039,748	29,534,988
0.625% due 04/15/23 ^	32,358,534	34,075,197
0.625% due 01/15/24 ^	22,402,341	24,046,996
0.625% due 01/15/26 ^	20,196,137	22,549,234
0.625% due 02/15/43 ^	1,846,040	2,303,458
0.750% due 07/15/28 ^	13,640,758	15,870,829
0.750% due 02/15/42 ^	18,033,026	22,974,596
0.750% due 02/15/45 ^	3,947,528	5,096,196
0.875% due 01/15/29 ^	5,052,978	5,940,792
0.875% due 02/15/47 ^	4,425,824	5,957,185
1.000% due 02/15/46 ^	11,021,466	15,047,209
1.000% due 02/15/48 ^ ‡	1,372,683	1,913,193
1.375% due 02/15/44 ^	16,989,285	24,487,307

	Principal Amount	Value
1.750% due 01/15/28 ^	$2,608,868	$3,201,168
2.000% due 01/15/26 ^	6,499,202	7,729,538
2.125% due 02/15/40 ^	5,264,583	8,160,490
2.125% due 02/15/41 ^	4,411,264	6,923,832
2.375% due 01/15/25 ^	11,465,371	13,400,385
2.375% due 01/15/27 ^ ‡	116,206	144,515
2.500% due 01/15/29 ^	6,667,864	8,762,496
3.625% due 04/15/28 ^	22,456,373	30,884,303
3.875% due 04/15/29 ^	8,494,509	12,244,357

		507,854,720

U.S. Treasury Notes - 0.1%

1.750% due 12/31/24 ‡	550,000	582,656

Total U.S. Treasury Obligations (Cost $497,118,626)		513,961,329

FOREIGN GOVERNMENT BONDS & NOTES - 10.3%

Australia Government (Australia) 1.250% due 02/21/22 ^ ~	AUD 2,590,000	2,386,358
3.000% due 09/20/25 ^ ~	3,090,000	3,596,187
Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 2,348,070	2,441,392
French Republic Government OAT (France) 0.100% due 03/01/26 ^ ~	EUR 3,486,490	4,601,350
0.250% due 07/25/24 ^ ~	1,698,848	2,212,478
Italy Buoni Poliennali Del Tesoro (Italy) 1.400% due 05/26/25 ^ ~	11,099,667	14,356,798
Japanese Government CPI Linked (Japan) 0.100% due 03/10/28 ^	JPY 351,080,040	3,410,667
0.100% due 03/10/29 ^	280,721,810	2,732,589
New Zealand Government Inflation Linked (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 13,083,840	10,563,251
Qatar Government (Qatar) 3.875% due 04/23/23 ~	$700,000	753,165
Saudi Government (Saudi Arabia) 4.000% due 04/17/25 ~	1,230,000	1,375,847
United Kingdom Gilt Inflation Linked (United Kingdom) 1.250% due 11/22/27 ^ ~	GBP 1,652,974	2,997,677

Total Foreign Government Bonds & Notes (Cost $47,618,459)		51,427,759

SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $4,127,452; collateralized by U.S. Treasury Notes: 2.375% due 11/15/2049 and value $4,210,058)	$4,127,452	4,127,452

Total Short-Term Investment (Cost $4,127,452)		4,127,452

TOTAL INVESTMENTS - 145.3% (Cost $701,586,274)		725,061,730

DERIVATIVES - (0.4%)		(1,618,876)

OTHER ASSETS & LIABILITIES, NET - (44.9%)		(224,263,035)

NET ASSETS - 100.0%		$499,179,819

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	103.0%
Mortgage-Backed Securities	18.4%
Foreign Government Bonds & Notes	10.3%
Asset-Backed Securities	6.9%
Corporate Bonds & Notes	5.9%
Others (each less than 3.0%)	0.8%

	145.3%
Derivatives	(0.4%	)
Other Assets & Liabilities, Net	(44.9%	)

	100.0%

(b)

As of December 31, 2020, investments with a total aggregate value of $3,120,229 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(c)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2020 was $1,246,301 at a weighted average interest rate of 0.382%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2020 was $150,792,146 at a weighted average interest rate of 0.629%.

(d)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bund	03/21	17	$3,689,673	$3,689,237	($436)
Euro-Schatz	02/21	162	18,630,170	18,630,000	(170)
U.S. Treasury 5-Year Notes	03/21	80	10,063,476	10,093,125	29,649
U.S. Treasury Ultra 10-Year Notes	03/21	103	16,169,534	16,105,016	(64,518)
U.S. Treasury Ultra Long Bonds	03/21	6	1,285,931	1,281,375	(4,556)

					(40,031)

Short Futures Outstanding
Australia Treasury 3-Year Bond	03/21	36	3,256,954	3,259,401	(2,447)
Australia Treasury 10-Year Notes	03/21	15	1,693,241	1,702,605	(9,364)
Euro-Bobl	03/21	188	31,015,582	31,046,820	(31,238)
Euro-BTP	03/21	52	9,612,663	9,656,557	(43,894)
Euro-Buxl	03/21	4	1,098,454	1,100,658	(2,204)
Euro-OAT	03/21	1	203,978	205,066	(1,088)
Euro-Schatz	03/21	162	22,243,114	22,220,044	23,070
Japan 10-Year Bonds	03/21	4	5,885,561	5,885,236	325
Long Gilt	03/21	14	2,565,512	2,594,915	(29,403)
U.S. Treasury 2-Year Notes	03/21	6	1,324,351	1,325,859	(1,508)
U.S. Treasury 10-Year Notes	03/21	575	79,284,677	79,394,922	(110,245)
U.S. Treasury 30-Year Bonds	03/21	145	25,433,697	25,112,187	321,510

					113,514

Total Futures Contracts					$73,483

(e)	Forward foreign currency contracts outstanding as of December 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
DKK	1,620,000	USD	267,549	02/21	GSC	$-	($1,469)
GBP	385,000	USD	517,577	01/21	BNP	8,929	-
JPY	678,800,000	USD	6,558,407	01/21	GSC	15,882	-
USD	3,108,503	AUD	4,226,000	01/21	BNP	-	(149,677)
USD	1,156,861	AUD	1,572,285	01/21	JPM	-	(55,346)
USD	1,360,952	AUD	1,852,841	01/21	UBS	-	(67,559)
USD	2,310,019	CAD	2,995,000	01/21	BNP	-	(42,940)
USD	2,828,410	DKK	17,722,555	02/21	BNP	-	(82,461)
USD	2,979,733	DKK	18,595,573	02/21	CIT	-	(74,528)
USD	2,305,404	DKK	14,371,932	02/21	GSC	-	(55,138)
USD	3,549,832	DKK	22,171,178	02/21	UBS	-	(91,710)
USD	1,072,599	EUR	889,000	01/21	CIT	-	(13,543)
USD	24,454,867	EUR	20,420,000	01/21	TDB	-	(491,228)
USD	25,001,703	EUR	20,420,000	02/21	TDB	38,711	-
USD	10,583,642	GBP	7,913,000	01/21	HSB	-	(237,765)
USD	3,182,981	JPY	331,027,712	01/21	BOA	-	(23,077)
USD	309,827	JPY	32,272,196	01/21	CIT	-	(2,734)
USD	572,086	JPY	59,619,696	01/21	HSB	-	(5,340)
USD	2,452,821	JPY	255,880,396	01/21	TDB	-	(25,422)
USD	6,560,242	JPY	678,800,000	02/21	GSC	-	(16,033)
USD	10,354,862	NZD	14,743,333	01/21	GSC	-	(253,135)

Total Forward Foreign Currency Contracts						$63,522	($1,689,105)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(f)	Purchased options outstanding as of December 31, 2020 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 1-Year Interest Rate Swap	Pay	3-Month USD LIBOR	0.344%	11/17/22	MSC	$38,300,000	$42,896	$62,207

Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.190%	11/02/22	MSC	EUR 1,500,000	109,402	103,297
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.195%	11/02/22	BNP	1,550,000	1,166	105,671
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.197%	11/04/22	BNP	1,840,000	140,020	125,348
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.197%	11/04/22	BRC	960,000	71,659	65,399

							322,247	399,715

Total Purchased Options							$365,143	$461,922

(g)	Premiums received and value of written options outstanding as of December 31, 2020 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - iTraxx Main 34 5Y	0.450%	01/20/21	BOA	EUR 2,800,000	$2,466	($1,912)
Call - iTraxx Main 34 5Y	0.400%	03/17/21	BNP	3,200,000	2,519	(1,834)
Call - iTraxx Main 34 5Y	0.400%	03/17/21	GSC	2,200,000	1,459	(1,261)
Call - iTraxx Main 34 5Y	0.425%	03/17/21	BNP	100,000	84	(100)
Call - iTraxx Main 34 5Y	0.375%	04/21/21	BNP	1,000,000	605	(486)

					7,133	(5,593)

Credit Default Swaptions on Credit Indices – Sell Protection
Put - iTraxx Main 34 5Y	0.850%	01/20/21	BOA	2,800,000	4,184	(416)
Put - iTraxx Main 34 5Y	0.700%	02/17/21	BNP	700,000	850	(550)
Put - iTraxx Main 34 5Y	0.700%	03/17/21	BNP	800,000	1,063	(1,061)
Put - iTraxx Main 34 5Y	0.700%	03/17/21	BRC	1,400,000	1,949	(1,858)
Put - iTraxx Main 34 5Y	0.750%	03/17/21	BNP	3,200,000	3,135	(3,583)
Put - iTraxx Main 34 5Y	0.750%	03/17/21	GSC	2,200,000	2,415	(2,463)
Put - iTraxx Main 34 5Y	0.800%	03/17/21	BNP	100,000	119	(96)
Put - CDX IG33 5Y	2.500%	03/17/21	GSC	$1,400,000	980	(161)
Put - iTraxx Main 32 5Y	2.500%	03/17/21	GSC	EUR 1,100,000	846	(4)
Put - iTraxx Main 34 5Y	0.750%	04/21/21	BNP	1,000,000	1,465	(1,698)

					17,006	(11,890)

Total Credit Default Swaptions on Credit Indices					$24,139	($17,483)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/Initial Index - (1.000+ 4.000%)^10]	04/22/24	JPM	$13,800,000	$100,395	($1)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/Initial Index - (1+4.000%)^10 ]	05/16/24	JPM	1,300,000	9,035	(19)
Cap - Eurostat Eurozone HICP	117.20	Maximum of [0, (Final Index/Initial Index) - (1+3.000%)^20)]	06/22/35	GSC	EUR 2,200,000	100,087	(1,844)

						$209,517	($1,864)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate		Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 1-Year Interest Rate Swap	Receive	3-Month EUR-LIBOR	(0.526%	)	11/17/22	GSC	EUR 32,000,000	$49,740	($42,494)

Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/02/22	BNP	4,700,000	-	(98,777)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/02/22	MSC	4,500,000	109,159	(94,573)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/04/22	BNP	5,490,000	136,171	(115,998)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/04/22	BRC	2,810,000	68,840	(59,373)

								314,170	(368,721)

Total Interest Rate Swaptions								$363,910	($411,215)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 2.000% due 03/11/51	$104.14	03/04/21	JPM	$300,000	$391	($413)

Put - Ginnie Mae 2.500% due 02/18/51	103.77	02/11/21	JPM	600,000	984	(541)
Put - Fannie Mae 2.000% due 03/11/51	102.13	03/04/21	JPM	300,000	937	(291)
Put - Fannie Mae 2.000% due 03/11/51	102.14	03/04/21	JPM	300,000	891	(295)
Put - Ginnie Mae 2.000% due 03/18/51	102.91	03/11/21	JPM	300,000	1,031	(2,060)
Put - Ginnie Mae 2.500% due 03/18/51	104.00	03/11/21	JPM	300,000	551	(1,430)
Put - Ginnie Mae 2.500% due 04/21/50	104.13	04/14/21	JPM	200,000	516	(516)

					4,910	(5,133)

Total Options on Securities					$5,301	($5,546)

Total Written Options					$602,867	($436,108)

(h)	Swap agreements outstanding as of December 31, 2020 were as follows:

Credit Default Swaps on Corporate Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/20 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ally Financial Inc	Q	5.000%	06/20/22	ICE	0.417%	$200,000	$13,862	$7,561	$6,301
General Electric Co	Q	1.000%	12/20/23	ICE	0.572%	300,000	3,897	(10,074)	13,971

							$17,759	($2,513)	$20,272

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG34 5Y	Q	1.000%	06/20/25	ICE	$12,900,000	($214,900)	($169,786)	($45,114)

Total Credit Default Swaps						($197,141)	($172,299)	($24,842)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.860%	U.S. CPI Urban Consumers	Z/Z	LCH	06/15/21	$700,000	($8,275)	$-	($8,275)
0.900%	U.S. CPI Urban Consumers	Z/Z	LCH	06/17/21	4,500,000	(54,106)	-	(54,106)
1.030%	U.S. CPI Urban Consumers	Z/Z	LCH	06/18/21	4,300,000	(47,414)	50	(47,464)
1.338%	U.S. CPI Urban Consumers	Z/Z	LCH	06/29/21	200,000	(2,255)	-	(2,255)
1.335%	U.S. CPI Urban Consumers	Z/Z	LCH	07/01/21	400,000	(4,762)	-	(4,762)
1.690%	U.S. CPI Urban Consumers	Z/Z	LCH	08/07/21	5,300,000	(55,369)	(250)	(55,119)
1.825%	U.S. CPI Urban Consumers	Z/Z	LCH	08/14/21	2,800,000	(23,448)	-	(23,448)
1.863%	U.S. CPI Urban Consumers	Z/Z	LCH	08/26/21	900,000	(6,045)	(100)	(5,945)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.280%	U.S. CPI Urban Consumers	Z/Z	LCH	11/02/21	$1,300,000	($9,386)	$-	($9,386)
(0.526%)	3-Month EUR-LIBOR	A/Q	LCH	11/21/23	EUR 16,000,000	(1,368)	-	(1,368)
3.850%	GBP Retail Price	Z/Z	LCH	09/15/24	GBP 2,700,000	231,969	125	231,844
3.330%	GBP Retail Price	Z/Z	LCH	01/15/25	5,700,000	206,724	133,847	72,877
3.603%	GBP Retail Price	Z/Z	LCH	11/15/28	120,000	11,699	-	11,699
3.633%	GBP Retail Price	Z/Z	LCH	12/15/28	700,000	71,909	-	71,909
1.954%	U.S. CPI Urban Consumers	Z/Z	LCH	06/03/29	$2,350,000	(30,900)	-	(30,900)
1.998%	U.S. CPI Urban Consumers	Z/Z	LCH	07/25/29	7,700,000	(53,424)	-	(53,424)
1.760%	U.S. CPI Urban Consumers	Z/Z	LCH	11/04/29	3,100,000	(114,716)	(3,109)	(111,607)
1.883%	U.S. CPI Urban Consumers	Z/Z	LCH	11/20/29	700,000	(16,689)	642	(17,331)
3.438%	GBP Retail Price	Z/Z	LCH	01/15/30	GBP 1,600,000	62,107	-	62,107
3.480%	GBP Retail Price	Z/Z	LCH	01/15/30	1,100,000	51,183	14,849	36,334
3.190%	GBP Retail Price	Z/Z	LCH	04/15/30	3,800,000	169,355	(214,684)	384,039
3.400%	GBP Retail Price	Z/Z	LCH	06/15/30	2,500,000	260,939	57,700	203,239
3.325%	GBP Retail Price	Z/Z	LCH	08/15/30	830,000	61,996	7,797	54,199
3.475%	GBP Retail Price	Z/Z	LCH	08/15/30	700,000	6,451	7,283	(832)

						$706,175	$4,150	$702,025

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.345%	France CPI Excluding Tobacco	Z/Z	LCH	06/15/21	EUR 1,300,000	($38,318)	$-	($38,318)
0.090%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/22	2,200,000	16,570	-	16,570
0.330%	Eurostat Eurozone HICP	Z/Z	LCH	07/15/22	1,400,000	13,288	(160)	13,448
2.069%	U.S. CPI Urban Consumers	Z/Z	LCH	07/15/22	$1,200,000	(8,477)	-	(8,477)
2.210%	U.S. CPI Urban Consumers	Z/Z	LCH	02/05/23	6,810,000	(119,410)	-	(119,410)
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	04/27/23	5,320,000	(126,653)	(801)	(125,852)
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	05/09/23	1,150,000	(26,841)	-	(26,841)
2.281%	U.S. CPI Urban Consumers	Z/Z	LCH	05/10/23	1,760,000	(45,903)	-	(45,903)
0.394%	3-Month USD-LIBOR	S/Q	LCH	11/21/23	16,300,000	(15,319)	-	(15,319)
1.798%	U.S. CPI Urban Consumers	Z/Z	LCH	08/25/27	900,000	29,438	-	29,438
1.890%	U.S. CPI Urban Consumers	Z/Z	LCH	08/27/27	1,000,000	25,414	-	25,414
0.300%	6-Month JPY-LIBOR	S/S	LCH	09/20/27	JPY 377,560,000	(81,618)	(4,735)	(76,883)
3.250%	3-Month NZD Bank Bills	S/Q	CME	03/21/28	NZD 4,500,000	(600,787)	10,561	(611,348)

						($978,616)	$4,865	($983,481)

Total Interest Rate Swaps						($272,441)	$9,015	($281,456)

Total Return Swaps – Long
Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. Treasury Inflation Protected Securities 0.125% due 01/11/21	0.180%	Z	BNP	01/11/21	$20,000,000	$213,708	$-	$213,708

Total Swap Agreements						($255,874)	($163,284)	($92,590)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$-	$213,708
Liabilities	-	-
Centrally Cleared Swap Agreements (1)
Assets	240,415	1,233,389
Liabilities	(403,699)	(1,539,687)

	($163,284)	($92,590)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$29,191,919	$-	$29,191,919	$-
	Mortgage-Backed Securities	91,912,493	-	91,912,493	-
	Asset-Backed Securities	34,440,778	-	34,440,778	-
	U.S. Treasury Obligations	513,961,329	-	513,961,329	-
	Foreign Government Bonds & Notes	51,427,759	-	51,427,759	-
	Short-Term Investment	4,127,452	-	4,127,452	-
	Derivatives:
	Credit Contracts
	Swaps	20,272	-	20,272	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	63,522	-	63,522	-
	Interest Rate Contracts
	Futures	374,554	374,554	-	-
	Purchased Options	461,922	-	461,922	-
	Swaps	1,426,825	-	1,426,825	-

	Total Interest Rate Contracts	2,263,301	374,554	1,888,747	-

	Total Asset - Derivatives	2,347,095	374,554	1,972,541	-

	Total Assets	727,408,825	374,554	727,034,271	-

Liabilities	Sale-buyback Financial Transactions	(320,761,674)	-	(320,761,674)	-
	Derivatives:
	Credit Contracts
	Written Options	(17,483)	-	(17,483)	-
	Swaps	(45,114)	-	(45,114)	-

	Total Credit Contracts	(62,597)	-	(62,597)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,689,105)	-	(1,689,105)	-
	Interest Rate Contracts
	Futures	(301,071)	(301,071)	-	-
	Written Options	(418,625)	-	(418,625)	-
	Swaps	(1,494,573)	-	(1,494,573)	-

	Total Interest Rate Contracts	(2,214,269)	(301,071)	(1,913,198)	-

	Total Liabilities - Derivatives	(3,965,971)	(301,071)	(3,664,900)	-

	Total Liabilities	(324,727,645)	(301,071)	(324,426,574)	-

	Total	$402,681,180	$73,483	$402,607,697	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 30.7%

Basic Materials - 0.8%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$1,200,000	$1,306,579
DuPont de Nemours Inc 5.319% due 11/15/38	685,000	927,798
Glencore Funding LLC (Australia) 2.500% due 09/01/30 ~	760,000	775,624
LYB International Finance III LLC 1.250% due 10/01/25	335,000	341,102
3.375% due 05/01/30	485,000	544,167
Nutrien Ltd (Canada) 5.000% due 04/01/49	375,000	518,638
Nutrition & Biosciences Inc 2.300% due 11/01/30 ~	1,530,000	1,576,386
3.468% due 12/01/50 ~	790,000	858,200
Steel Dynamics Inc 1.650% due 10/15/27	750,000	773,847
Vale Overseas Ltd (Brazil) 3.750% due 07/08/30	530,000	590,160

		8,212,501

Communications - 2.7%

America Movil SAB de CV (Mexico) 2.875% due 05/07/30	945,000	1,025,372
AT&T Inc 2.300% due 06/01/27	1,550,000	1,654,007
2.750% due 06/01/31	2,045,000	2,186,621
3.500% due 06/01/41	1,540,000	1,662,748
Charter Communications Operating LLC 2.800% due 04/01/31	2,050,000	2,168,397
3.700% due 04/01/51	860,000	894,740
Comcast Corp 1.500% due 02/15/31	1,095,000	1,088,342
2.800% due 01/15/51	1,605,000	1,671,747
3.250% due 11/01/39	970,000	1,100,934
Corning Inc 5.750% due 08/15/40	300,000	402,892
Cox Communications Inc 1.800% due 10/01/30 ~	660,000	659,805
2.950% due 10/01/50 ~	555,000	567,471
Discovery Communications LLC 3.625% due 05/15/30	980,000	1,123,334
Rogers Communications Inc (Canada) 3.700% due 11/15/49	770,000	911,154
T-Mobile USA Inc 2.550% due 02/15/31 ~	2,620,000	2,754,458
3.000% due 02/15/41 ~	1,630,000	1,692,910
The Walt Disney Co 2.650% due 01/13/31	1,000,000	1,096,637
3.500% due 05/13/40	945,000	1,110,881
Verizon Communications Inc 2.650% due 11/20/40	546,000	552,215
3.150% due 03/22/30	1,440,000	1,615,310
3.850% due 11/01/42	1,815,000	2,153,727
ViacomCBS Inc 4.000% due 01/15/26	575,000	658,368
4.375% due 03/15/43	620,000	732,491

		29,484,561

Consumer, Cyclical - 1.9%

Alimentation Couche-Tard Inc (Canada) 2.950% due 01/25/30 ~	1,130,000	1,236,655
AutoZone Inc 3.625% due 04/15/25	1,010,000	1,132,263
Dollar General Corp 4.125% due 04/03/50	760,000	963,635

	Principal Amount	Value
General Motors Co 6.125% due 10/01/25	$270,000	$327,708
Hasbro Inc 3.900% due 11/19/29	682,000	773,135
Hyundai Capital America 1.150% due 11/10/22 ~	2,554,000	2,556,959
2.375% due 10/15/27 ~	1,685,000	1,768,637
2.650% due 02/10/25 ~	600,000	636,762
Kia Motors Corp (South Korea) 3.250% due 04/21/26 ~	950,000	1,041,109
Lowe’s Cos Inc 1.300% due 04/15/28	560,000	565,068
3.700% due 04/15/46	1,120,000	1,328,094
Nissan Motor Acceptance Corp 2.800% due 01/13/22 ~	1,056,000	1,074,187
Nissan Motor Co Ltd (Japan) 3.522% due 09/17/25 ~	1,007,000	1,080,482
4.345% due 09/17/27 ~	935,000	1,033,506
O’Reilly Automotive Inc 3.900% due 06/01/29	1,135,000	1,336,002
Starbucks Corp 3.350% due 03/12/50	565,000	633,421
Toyota Motor Credit Corp 0.800% due 10/16/25	880,000	886,519
Tractor Supply Co 1.750% due 11/01/30	1,000,000	1,006,699
Volkswagen Group of America Finance LLC (Germany) 1.250% due 11/24/25 ~	1,500,000	1,513,197

		20,894,038

Consumer, Non-Cyclical - 5.8%

Abbott Laboratories 1.400% due 06/30/30	320,000	325,364
AbbVie Inc 2.950% due 11/21/26	1,135,000	1,256,505
3.200% due 11/21/29	1,175,000	1,318,156
4.050% due 11/21/39	1,120,000	1,354,930
4.250% due 11/21/49	910,000	1,144,636
Amgen Inc 3.150% due 02/21/40	1,125,000	1,240,259
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.500% due 06/01/30	1,805,000	2,092,234
3.750% due 07/15/42	2,870,000	3,265,197
Anthem Inc 2.250% due 05/15/30	1,135,000	1,206,342
AstraZeneca PLC (United Kingdom) 1.375% due 08/06/30	335,000	331,872
2.125% due 08/06/50	765,000	716,351
6.450% due 09/15/37	205,000	316,231
Banner Health 1.897% due 01/01/31	1,210,000	1,233,670
Baptist Healthcare System Obligated Group 3.540% due 08/15/50	540,000	604,123
BAT Capital Corp (United Kingdom) 2.259% due 03/25/28	1,125,000	1,168,818
3.734% due 09/25/40	760,000	794,380
Becton Dickinson and Co 3.794% due 05/20/50	570,000	677,741
4.669% due 06/06/47	265,000	347,975
Biogen Inc 2.250% due 05/01/30	640,000	668,840
3.150% due 05/01/50	550,000	570,883
Bon Secours Mercy Health Inc 3.205% due 06/01/50	700,000	749,218
Boston Scientific Corp 4.000% due 03/01/29	375,000	442,044
4.550% due 03/01/39	340,000	433,868

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value

Bristol-Myers Squibb Co 1.125% due 11/13/27	$355,000	$358,766
2.350% due 11/13/40	165,000	169,818
3.400% due 07/26/29	1,330,000	1,548,835
4.125% due 06/15/39	1,115,000	1,423,907
CommonSpirit Health 2.782% due 10/01/30	1,065,000	1,128,697
Conagra Brands Inc 1.375% due 11/01/27	1,085,000	1,095,461
CVS Health Corp 1.875% due 02/28/31	653,000	661,172
2.700% due 08/21/40	505,000	511,667
3.250% due 08/15/29	975,000	1,101,215
4.875% due 07/20/35	850,000	1,103,246
CVS Pass-Through Trust 4.163% due 08/11/36 ~	543,047	601,704
Danaher Corp 2.600% due 10/01/50	720,000	747,613
DH Europe Finance II Sarl 3.250% due 11/15/39	285,000	324,612
Gilead Sciences Inc 1.650% due 10/01/30	1,125,000	1,130,479
2.600% due 10/01/40	675,000	683,044
Global Payments Inc 3.200% due 08/15/29	355,000	394,466
HCA Inc 5.250% due 06/15/26	2,430,000	2,878,486
Keurig Dr Pepper Inc 3.200% due 05/01/30	655,000	742,396
3.800% due 05/01/50	610,000	731,993
Kimberly-Clark Corp 3.700% due 06/01/43	770,000	963,075
MedStar Health Inc 3.626% due 08/15/49	520,000	595,620
Merck & Co Inc 2.350% due 06/24/40	1,130,000	1,170,230
MidMichigan Health 3.409% due 06/01/50	1,000,000	1,117,466
Mondelez International Inc 1.875% due 10/15/32	750,000	763,103
MultiCare Health System 2.803% due 08/15/50	560,000	582,328
PeaceHealth Obligated Group 3.218% due 11/15/50	655,000	711,980
PepsiCo Inc 1.400% due 02/25/31	615,000	619,810
Pfizer Inc 3.900% due 03/15/39	450,000	565,417
Quest Diagnostics Inc 2.800% due 06/30/31	870,000	954,541
Regeneron Pharmaceuticals Inc 1.750% due 09/15/30	1,125,000	1,109,142
Royalty Pharma PLC 1.750% due 09/02/27 ~	225,000	231,703
3.300% due 09/02/40 ~	600,000	631,801
3.550% due 09/02/50 ~	340,000	363,583
Smithfield Foods Inc 3.000% due 10/15/30 ~	1,025,000	1,086,451
Sysco Corp 2.400% due 02/15/30	1,615,000	1,682,977
Takeda Pharmaceutical Co Ltd (Japan) 3.025% due 07/09/40	1,695,000	1,789,531
The Children’s Hospital of Philadelphia 2.704% due 07/01/50	1,000,000	1,049,585
The Kroger Co 3.950% due 01/15/50	565,000	686,832
Tyson Foods Inc 3.550% due 06/02/27	1,095,000	1,252,061
UnitedHealth Group Inc 2.750% due 05/15/40	1,135,000	1,231,037

	Principal Amount	Value
Utah Acquisition Sub Inc 3.950% due 06/15/26	$585,000	$669,640
Viatris Inc 3.850% due 06/22/40 ~	340,000	383,762
4.000% due 06/22/50 ~	770,000	882,221
West Virginia United Health System Obligated Group 3.129% due 06/01/50	1,205,000	1,246,934
Zimmer Biomet Holdings Inc 3.550% due 03/20/30	1,125,000	1,274,756
Zoetis Inc 3.000% due 05/15/50	305,000	337,306

		63,550,106

Diversified - 0.2%

Hutchison Whampoa International 14 Ltd (United Kingdom) 3.625% due 10/31/24 ~	2,000,000	2,197,680

Energy - 3.0%

Baker Hughes a GE Co LLC 3.337% due 12/15/27	765,000	857,197
Boardwalk Pipelines LP 4.450% due 07/15/27	480,000	537,846
BP Capital Markets America Inc 2.772% due 11/10/50	565,000	559,037
3.633% due 04/06/30	1,685,000	1,960,857
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	1,115,000	1,320,293
Chevron Corp 2.978% due 05/11/40	1,135,000	1,257,496
Cimarex Energy Co 3.900% due 05/15/27	495,000	545,808
Concho Resources Inc 3.750% due 10/01/27	760,000	868,782
Diamondback Energy Inc 3.250% due 12/01/26	770,000	822,991
Enterprise Products Operating LLC 4.450% due 02/15/43	1,130,000	1,369,693
Exxon Mobil Corp 2.995% due 08/16/39	1,690,000	1,833,580
Gray Oak Pipeline LLC 2.600% due 10/15/25 ~	1,685,000	1,738,222
HollyFrontier Corp 2.625% due 10/01/23	540,000	552,209
Magellan Midstream Partners LP 3.950% due 03/01/50	565,000	638,026
MPLX LP 2.650% due 08/15/30	1,110,000	1,164,582
4.500% due 04/15/38	580,000	663,433
Noble Energy Inc 3.250% due 10/15/29	875,000	1,005,004
ONEOK Inc 2.200% due 09/15/25	1,125,000	1,174,005
Phillips 66 Partners LP 3.550% due 10/01/26	560,000	614,173
Pioneer Natural Resources Co 1.900% due 08/15/30	760,000	753,396
Plains All American Pipeline LP 4.650% due 10/15/25	1,685,000	1,884,586
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	1,130,000	1,318,423
Saudi Arabian Oil Co (Saudi Arabia) 1.625% due 11/24/25 ~	200,000	205,042
Schlumberger Holdings Corp 4.000% due 12/21/25 ~	770,000	875,919
Shell International Finance BV (Netherlands) 2.375% due 11/07/29	1,135,000	1,221,346
3.125% due 11/07/49	570,000	629,654

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Suncor Energy Inc (Canada) 4.000% due 11/15/47	$570,000	$638,122
Sunoco Logistics Partners Operations LP 3.900% due 07/15/26	1,700,000	1,863,621
Tennessee Gas Pipeline Co LLC 2.900% due 03/01/30 ~	1,050,000	1,124,431
Total Capital International SA (France) 2.986% due 06/29/41	1,130,000	1,236,892
TransCanada PipeLines Ltd (Canada) 4.100% due 04/15/30	1,120,000	1,324,104

		32,558,770

Financial - 10.2%

AerCap Ireland Capital DAC (Ireland) 3.150% due 02/15/24	1,875,000	1,966,327
4.625% due 10/15/27	1,595,000	1,807,539
AIB Group PLC (Ireland) 4.263% due 04/10/25 ~	600,000	656,528
4.750% due 10/12/23 ~	750,000	825,622
Alexandria Real Estate Equities Inc REIT 3.375% due 08/15/31	1,130,000	1,295,073
American International Group Inc 3.400% due 06/30/30	770,000	882,437
4.375% due 06/30/50	770,000	1,008,261
American Tower Corp REIT 1.500% due 01/31/28	755,000	760,118
1.875% due 10/15/30	2,510,000	2,533,729
2.950% due 01/15/51	580,000	581,413
Athene Global Funding 2.500% due 01/14/25 ~	1,200,000	1,257,534
Australia & New Zealand Banking Group Ltd (Australia) 4.400% due 05/19/26 ~	1,140,000	1,311,957
Avolon Holdings Funding Ltd (Ireland) 4.250% due 04/15/26 ~	765,000	824,772
5.125% due 10/01/23 ~	4,375,000	4,685,822
Banco Santander SA (Spain) 2.749% due 12/03/30	400,000	413,184
Bank of America Corp 1.197% due 10/24/26	1,385,000	1,403,780
2.676% due 06/19/41	2,885,000	3,010,423
3.705% due 04/24/28	3,190,000	3,632,374
4.000% due 01/22/25	3,770,000	4,238,596
Barclays PLC (United Kingdom) 1.007% due 12/10/24	1,341,000	1,350,747
3.650% due 03/16/25	750,000	827,346
4.337% due 01/10/28	1,135,000	1,304,108
Berkshire Hathaway Finance Corp 1.450% due 10/15/30	915,000	927,613
2.850% due 10/15/50	760,000	815,803
BNP Paribas SA (France) 1.904% due 09/30/28 ~	750,000	766,738
BPCE SA (France) 1.652% due 10/06/26 ~	1,670,000	1,710,541
Brookfield Finance Inc (Canada) 3.500% due 03/30/51	1,200,000	1,285,236
Brown & Brown Inc 2.375% due 03/15/31	1,125,000	1,179,356
Capital One Financial Corp 3.800% due 01/31/28	1,130,000	1,306,608
Citigroup Inc 3.520% due 10/27/28	1,140,000	1,289,096
3.875% due 03/26/25	3,390,000	3,785,806
3.878% due 01/24/39	915,000	1,091,836
Credit Agricole SA (France) 4.375% due 03/17/25 ~	1,125,000	1,264,328
Credit Suisse Group AG (Switzerland) 4.282% due 01/09/28 ~	1,135,000	1,312,564
Crown Castle International Corp REIT 3.100% due 11/15/29	1,135,000	1,252,404

	Principal Amount	Value
CubeSmart LP REIT 2.000% due 02/15/31	$1,345,000	$1,350,235
Deutsche Bank AG (Germany) 2.129% due 11/24/26	1,220,000	1,248,316
Digital Realty Trust LP REIT 3.700% due 08/15/27	1,015,000	1,166,843
Discover Bank 3.450% due 07/27/26	940,000	1,051,814
Empower Finance 2020 LP 3.075% due 09/17/51 ~	1,125,000	1,247,017
Equinix Inc REIT 1.550% due 03/15/28	840,000	854,619
Federal Realty Investment Trust REIT 1.250% due 02/15/26	785,000	799,805
GE Capital Funding LLC 4.400% due 05/15/30 ~	915,000	1,078,905
GE Capital International Funding Co Unlimited Co 4.418% due 11/15/35	1,200,000	1,432,543
Healthcare Trust of America Holdings LP REIT 2.000% due 03/15/31	1,125,000	1,126,903
Healthpeak Properties Inc REIT 2.875% due 01/15/31	1,130,000	1,219,266
HSBC Holdings PLC (United Kingdom) 1.589% due 05/24/27	1,735,000	1,764,822
2.013% due 09/22/28	4,175,000	4,277,558
4.041% due 03/13/28	750,000	856,634
MassMutual Global Funding II 1.550% due 10/09/30 ~	1,120,000	1,120,299
Mid-America Apartments LP REIT 3.600% due 06/01/27	1,135,000	1,285,255
Mitsubishi UFJ Financial Group Inc (Japan) 3.741% due 03/07/29	2,065,000	2,430,702
Morgan Stanley 4.457% due 04/22/39	855,000	1,111,766
5.000% due 11/24/25	4,640,000	5,554,408
New York Life Insurance Co 3.750% due 05/15/50 ~	1,140,000	1,365,044
Park Aerospace Holdings Ltd (Ireland) 4.500% due 03/15/23 ~	435,000	456,048
Realty Income Corp REIT 1.800% due 03/15/33	705,000	709,152
Scentre Group Trust REIT (Australia) 3.625% due 01/28/26 ~	1,225,000	1,348,523
Societe Generale SA (France) 1.488% due 12/14/26 ~	1,700,000	1,715,540
Standard Chartered PLC (United Kingdom) 1.319% due 10/14/23 ~	1,830,000	1,850,770
Teachers Insurance & Annuity Association of America 3.300% due 05/15/50 ~	1,140,000	1,242,346
The Charles Schwab Corp 0.900% due 03/11/26	410,000	415,694
4.000% due 12/01/30	540,000	571,050
The Goldman Sachs Group Inc 3.691% due 06/05/28	1,135,000	1,309,070
4.250% due 10/21/25	3,350,000	3,843,942
4.750% due 10/21/45	685,000	954,039
UDR Inc REIT 1.900% due 03/15/33	185,000	185,063
2.100% due 08/01/32	1,130,000	1,152,756
UniCredit SPA (Italy) 6.572% due 01/14/22 ~	1,330,000	1,401,759
Wells Fargo & Co 2.393% due 06/02/28	1,300,000	1,384,672
3.068% due 04/30/41	1,040,000	1,133,016
4.300% due 07/22/27	3,775,000	4,423,846

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
WP Carey Inc REIT 2.400% due 02/01/31	$430,000	$447,293

		111,452,952

Industrial - 2.1%

BAE Systems PLC (United Kingdom) 3.400% due 04/15/30 ~	935,000	1,060,351
Burlington Northern Santa Fe LLC 3.050% due 02/15/51	765,000	868,759
CSX Corp 3.800% due 11/01/46	770,000	925,017
Eaton Corp 4.150% due 11/02/42	760,000	962,976
Emerson Electric Co 2.750% due 10/15/50	750,000	792,338
General Electric Co 3.450% due 05/01/27	1,140,000	1,287,480
L3Harris Technologies Inc 1.800% due 01/15/31	460,000	468,722
Lockheed Martin Corp 2.800% due 06/15/50	970,000	1,049,988
Masco Corp 2.000% due 10/01/30	1,125,000	1,146,214
Norfolk Southern Corp 3.050% due 05/15/50	770,000	844,318
Northrop Grumman Corp 3.850% due 04/15/45	1,120,000	1,367,867
5.150% due 05/01/40	760,000	1,052,587
Otis Worldwide Corp 3.112% due 02/15/40	750,000	817,261
Penske Truck Leasing Co LP 1.200% due 11/15/25 ~	1,365,000	1,377,646
Raytheon Technologies Corp 2.250% due 07/01/30	975,000	1,036,362
3.750% due 11/01/46	530,000	628,979
Roper Technologies Inc 1.750% due 02/15/31	1,125,000	1,121,017
The Boeing Co 1.950% due 02/01/24	565,000	582,127
2.700% due 02/01/27	2,115,000	2,200,277
2.750% due 02/01/26	230,000	241,971
3.100% due 05/01/26	2,537,000	2,717,823
Union Pacific Corp 3.550% due 08/15/39	765,000	885,527

		23,435,607

Technology - 1.6%

Apple Inc 2.550% due 08/20/60	1,080,000	1,110,832
3.450% due 02/09/45	1,370,000	1,665,569
Broadcom Inc 4.150% due 11/15/30	2,875,000	3,330,103
Dell International LLC 6.200% due 07/15/30 ~	1,780,000	2,316,160
International Business Machines Corp 4.000% due 06/20/42	1,785,000	2,215,282
Leidos Inc 2.300% due 02/15/31 ~	185,000	188,714
Microchip Technology Inc 0.972% due 02/15/24 ~	675,000	677,070
Oracle Corp 2.950% due 04/01/30	1,445,000	1,616,139
3.800% due 11/15/37	1,375,000	1,660,845
TSMC Global Ltd (Taiwan) 1.375% due 09/28/30 ~	1,385,000	1,360,690
VMware Inc 4.700% due 05/15/30	915,000	1,101,889

		17,243,293

	Principal Amount	Value
Utilities - 2.4%

Alexander Funding Trust 1.841% due 11/15/23 ~	$800,000	$809,255
Appalachian Power Co 4.500% due 03/01/49	490,000	640,206
Atmos Energy Corp 1.500% due 01/15/31	1,010,000	1,011,002
Baltimore Gas and Electric Co 2.900% due 06/15/50	510,000	549,702
Berkshire Hathaway Energy Co 2.850% due 05/15/51 ~	1,100,000	1,132,742
CenterPoint Energy Resources Corp 1.750% due 10/01/30	560,000	566,305
Consumers Energy Co 3.250% due 08/15/46	265,000	303,166
Duke Energy Corp 3.400% due 06/15/29	1,040,000	1,182,258
Duke Energy Indiana LLC 3.250% due 10/01/49	395,000	447,384
Edison International 5.750% due 06/15/27	535,000	640,858
Emera US Finance LP (Canada) 4.750% due 06/15/46	550,000	704,486
Enel Finance International NV (Italy) 3.625% due 05/25/27 ~	815,000	925,775
Entergy Arkansas LLC 2.650% due 06/15/51	245,000	251,304
Entergy Louisiana LLC 2.900% due 03/15/51	260,000	277,597
4.000% due 03/15/33	430,000	535,564
Evergy Inc 2.900% due 09/15/29	1,160,000	1,273,273
Exelon Generation Co LLC 3.250% due 06/01/25	2,330,000	2,546,371
FirstEnergy Transmission LLC 4.550% due 04/01/49 ~	525,000	613,138
Fortis Inc (Canada) 3.055% due 10/04/26	750,000	826,359
ITC Holdings Corp 2.950% due 05/14/30 ~	360,000	394,071
Jersey Central Power & Light Co 4.300% due 01/15/26 ~	530,000	593,316
Massachusetts Electric Co 4.004% due 08/15/46 ~	265,000	321,913
National Rural Utilities Cooperative Finance Corp 1.350% due 03/15/31	615,000	607,372
New England Power Co (United Kingdom) 2.807% due 10/06/50 ~	750,000	759,641
NRG Energy Inc 2.000% due 12/02/25 ~	430,000	445,883
2.450% due 12/02/27 ~	520,000	547,605
Pacific Gas and Electric Co 1.600% (USD LIBOR + 1.375%) due 11/15/21 §	1,895,000	1,896,283
2.950% due 03/01/26	300,000	317,541
3.450% due 07/01/25	475,000	515,068
3.750% due 08/15/42	191,000	192,473
4.300% due 03/15/45	325,000	346,876
PacifiCorp 4.150% due 02/15/50	450,000	587,644
PPL Capital Funding Inc 4.000% due 09/15/47	545,000	635,976
Southern California Edison Co 1.200% due 02/01/26	540,000	546,967
4.125% due 03/01/48	340,000	406,343
Southern Power Co 5.150% due 09/15/41	395,000	487,308

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Union Electric Co 2.625% due 03/15/51	$615,000	$644,668
WEC Energy Group Inc 1.375% due 10/15/27	615,000	625,860

		26,109,553

Total Corporate Bonds & Notes (Cost $325,048,865)		335,139,061

MORTGAGE-BACKED SECURITIES - 39.5%

Collateralized Mortgage Obligations - Commercial - 0.6%

Commercial Mortgage Trust 2.321% due 01/10/38 § ~	1,600,000	1,645,688
Freddie Mac (IO) 1.195% due 11/25/30 §	18,945,000	2,032,856
1.211% due 10/25/30 §	15,300,000	1,654,184
1.364% due 12/25/29	8,830,000	837,572

		6,170,300

Collateralized Mortgage Obligations - Residential - 3.4%

CFMT LLC 0.946% due 12/26/30 § ~	2,200,000	2,202,765
Credit Suisse Mortgage Trust 3.023% due 08/25/60 ~	2,450,583	2,461,255
FMC GMSR Issuer Trust 4.450% due 01/25/26 § ~	2,700,000	2,718,824
PRPM LLC 3.104% due 11/25/25 § ~	2,936,355	2,956,590
Seasoned Credit Risk Transfer Trust 2.000% due 05/25/60	7,788,797	8,026,988
3.000% due 05/25/60	17,790,392	19,003,173

		37,369,595

Fannie Mae - 27.8%

due 11/01/29 # ±	4,800,000	4,803,000
due 03/01/30 # ±	3,622,000	3,635,017
due 04/01/30 #	3,763,000	3,765,352
due 01/01/31 #	2,700,000	2,760,100
due 01/01/51 #	233,270,000	242,299,800
0.970% due 07/01/27	5,845,000	5,843,543
1.090% due 04/01/28	2,889,000	2,892,746
1.410% due 12/01/30	10,170,000	10,314,095
1.460% due 12/01/30	5,000,000	5,094,633
2.550% due 10/01/30	905,000	1,006,195
3.000% due 04/01/48 - 10/01/50	9,560,422	9,916,158
3.500% due 03/01/60	3,859,993	4,267,685
3.610% due 01/01/37	2,820,597	3,290,006
4.000% due 10/01/43 - 06/01/47	3,528,693	3,902,542

		303,790,872

Freddie Mac - 0.2%

3.500% due 04/01/37	2,029,439	2,192,856

Government National Mortgage Association - 7.5%

2.500% due 10/20/45 - 10/20/50	3,665,406	3,948,308
2.500% due 12/20/50	50,000,000	52,982,319
2.932% due 10/20/70 §	2,498,529	2,748,172
3.000% due 10/20/50	1,481,070	1,571,104
3.052% due 09/20/70 §	7,017,254	7,673,922
3.500% due 10/20/50 - 11/20/50	11,255,632	12,318,227

		81,242,052

Total Mortgage-Backed Securities (Cost $428,948,365)		430,765,675

	Principal Amount	Value
ASSET-BACKED SECURITIES - 5.3%

American Homes 4 Rent 5.885% due 04/17/52 ~	$1,800,000	$2,008,401
AMSR Trust 2.006% due 11/17/37 ~	2,120,000	2,133,717
Aqua Finance Trust 3.970% due 07/17/46 ~	1,225,000	1,269,702
Bayview Financing Trust 3.152% due 11/10/22 ±	2,830,000	2,830,000
Business Jet Securities LLC 2.981% due 11/15/35 ~	3,397,766	3,452,344
Cars Net Lease Mortgage Notes 3.100% due 12/15/50 ~	430,000	431,891
Carvana Auto Receivables Trust 3.430% due 01/15/26 ~	2,500,000	2,605,341
Continental Finance Credit Card ABS Master Trust 2.240% due 12/15/28 ~	2,170,000	2,179,995
Credit Acceptance Auto Loan Trust 2.730% due 11/15/29 ~	2,500,000	2,568,341
Diamond Resorts Owner Trust 4.530% due 01/21/31 ~	323,633	331,796
Drive Auto Receivables Trust 3.180% due 10/15/26	3,000,000	3,126,683
Flagship Credit Auto Trust 0.530% due 04/15/25 ~	1,196,627	1,197,819
2.180% due 02/16/27 ~	1,762,000	1,796,949
Genesis Sales Finance Master Trust 2.240% due 09/22/25 ~	2,850,000	2,876,132
GLS Auto Receivables Issuer Trust 0.870% due 12/16/24 ~	850,000	851,728
1.140% due 11/17/25 ~	845,000	848,370
1.640% due 10/15/26 ~	425,000	431,900
LendingPoint Asset Securitization Trust 2.731% due 10/15/28 ~	1,000,000	1,011,041
LL ABS Trust 3.790% due 01/17/28 ~	1,900,000	1,933,857
Mariner Finance Issuance Trust 2.960% due 07/20/32 ~	2,500,000	2,557,544
NRZ Excess Spread-Collateralized Notes 3.844% due 12/25/25 ~	2,200,000	2,206,314
Octane Receivables Trust 2.890% due 03/20/26 ~	2,600,000	2,634,652
Oportun Funding LLC 2.200% due 05/15/24 ~	3,113,150	3,121,921
Pretium Mortgage Credit Partners I LLC 3.105% due 06/27/60 § ~	2,732,172	2,742,252
Progress Residential Trust 3.316% due 08/17/34 ~	925,000	937,204
4.261% due 08/17/34 ~	3,685,000	3,750,519
Regional Management Issuance Trust 3.800% due 10/15/30 ~	2,000,000	2,056,555
Towd Point Mortgage Trust 4.000% due 11/25/47 § ~	1,684,765	1,738,471
Vericrest Opportunity Loan Trust 3.672% due 02/25/50 § ~	2,200,000	2,203,303

Total Asset-Backed Securities (Cost $57,468,726)		57,834,742

U.S. TREASURY OBLIGATIONS - 21.3%

U.S. Treasury Bonds - 3.7%

1.125% due 08/15/40	12,600,000	11,912,906
1.375% due 08/15/50	13,900,000	12,992,156
1.625% due 11/15/50	5,000,000	4,971,485
2.875% due 08/15/45	8,500,000	10,797,324

		40,673,871

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
U.S. Treasury Notes - 17.6%

0.125% due 09/30/22	$22,000,000	$22,001,719
0.125% due 10/15/23	72,000,000	71,949,375
0.250% due 09/30/25	65,000,000	64,746,094
0.375% due 09/30/27	33,500,000	32,977,871

		191,675,059

Total U.S. Treasury Obligations (Cost $232,377,618)		232,348,930

FOREIGN GOVERNMENT BONDS & NOTES - 0.9%

Colombia Government (Colombia)
3.125% due 04/15/31	565,000	600,595
4.000% due 02/26/24	550,000	595,548
4.125% due 05/15/51	500,000	557,250
4.500% due 01/28/26	530,000	601,468
5.000% due 06/15/45	490,000	599,637
5.200% due 05/15/49	325,000	413,567
5.625% due 02/26/44	460,000	597,310
Mexico Government (Mexico)
2.659% due 05/24/31	596,000	611,526
3.600% due 01/30/25	550,000	613,893
3.750% due 01/11/28	730,000	821,794
3.771% due 05/24/61	439,000	458,316
4.125% due 01/21/26	530,000	610,327
4.500% due 01/31/50	450,000	528,188
4.600% due 01/23/46	480,000	563,062
Panama Government (Panama)
3.160% due 01/23/30	480,000	532,500
4.500% due 04/16/50	415,000	535,350
Peruvian Government (Peru) 5.625% due 11/18/50	365,000	575,530

Total Foreign Government Bonds & Notes (Cost $9,445,328)		9,815,861

MUNICIPAL BONDS - 0.2%

California State Build America Bonds 7.350% due 11/01/39	1,000,000	1,662,790
University of California 3.706% due 05/15/20	675,000	722,803

Total Municipal Bonds (Cost $2,311,940)		2,385,593

	Principal Amount	Value
SHORT-TERM INVESTMENT - 25.6%

Repurchase Agreement - 25.6%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $279,136,667; collateralized by U.S. Treasury Notes: 0.125% due 12/31/2022 and value $284,719,500)	$279,136,667	$279,136,667

Total Short-Term Investment (Cost $279,136,667)		279,136,667

TOTAL INVESTMENTS - 123.5% (Cost $1,334,737,509)		1,347,426,529

OTHER ASSETS & LIABILITIES, NET - (23.5%)		(256,772,951)

NET ASSETS - 100.0%		$1,090,653,578

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	39.5%
Corporate Bonds & Notes	30.7%
Short-Term Investment	25.6%
U.S. Treasury Obligations	21.3%
Asset-Backed Securities	5.3%
Others (each less than 3.0%)	1.1%

	123.5%
Other Assets & Liabilities, Net	(23.5%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$335,139,061	$-	$335,139,061	$-
	Mortgage-Backed Securities	430,765,675	-	422,327,658	8,438,017
	Asset-Backed Securities	57,834,742	-	55,004,742	2,830,000
	U.S. Treasury Obligations	232,348,930	-	232,348,930	-
	Foreign Government Bonds & Notes	9,815,861	-	9,815,861	-
	Municipal Bonds	2,385,593	-	2,385,593	-
	Short-Term Investment	279,136,667	-	279,136,667	-

	Total	$1,347,426,529	$-	$1,336,158,512	$11,268,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2020:

Senior Loan Notes
Value, Beginning of Year	$-
Purchases	11,268,017
Sales (Includes Paydowns)	-
Accrued Discounts (Premiums)	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation (Depreciation)	-
Transfers In	-
Transfers Out	-

Value, End of Year	$11,268,017

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$ -

Additional information about Level 3 fair value measurements as of December 31, 2020 was as follows:

	Value at 12/31/20	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Mortgage-Backed Securities	$8,438,017	Cost	Trade price	100.06 - 100.36	100.21
Asset-Backed Securities	2,830,000	Cost	Trade price	100.0	NA

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
PREFERRED STOCKS - 1.0%

Communications - 1.0%

AT&T Mobility II LLC Series A * ±	1,148,058	$30,829,634

Total Preferred Stocks (Cost $31,052,577)		30,829,634

	Principal Amount
CORPORATE BONDS & NOTES - 39.9%

Basic Materials - 0.6%

Huntsman International LLC 5.125% due 11/15/22	$8,500,000	9,089,924
Reliance Steel & Aluminum Co 1.300% due 08/15/25	5,400,000	5,489,479
Syngenta Finance NV (Switzerland) 4.441% due 04/24/23 ~	4,400,000	4,620,177

		19,199,580

Communications - 2.1%

CenturyLink Inc 4.000% due 02/15/27 ~	2,600,000	2,688,062
Charter Communications Operating LLC 4.464% due 07/23/22	8,350,000	8,805,071
Crown Castle Towers LLC 3.222% due 05/15/42 ~	300,000	303,276
Expedia Group Inc 7.000% due 05/01/25 ~	4,500,000	4,957,340
Level 3 Financing Inc 3.400% due 03/01/27 ~	2,000,000	2,181,870
SES SA (Luxembourg) 3.600% due 04/04/23 ~	800,000	846,800
Sprint Corp 7.875% due 09/15/23	1,200,000	1,390,860
T-Mobile USA Inc
2.050% due 02/15/28 ~	3,000,000	3,124,230
2.550% due 02/15/31 ~	8,400,000	8,831,088
3.875% due 04/15/30 ~	3,100,000	3,593,706
The Walt Disney Co 2.650% due 01/13/31	6,600,000	7,237,807
Verizon Communications Inc 3.376% due 02/15/25	10,679,000	11,862,954
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	6,400,000	6,996,716

		62,819,780

Consumer, Cyclical - 4.6%

Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,722,609	1,711,270
Alaska Airlines Pass-Through Trust ‘A’ 4.800% due 02/15/29 ~	6,100,000	6,738,121
Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	6,200,000	6,411,756
American Airlines Pass-Through Trust ‘A’
3.250% due 04/15/30	2,464,734	2,242,802
4.000% due 01/15/27	2,663,783	2,265,577
American Airlines Pass-Through Trust ‘AA’ 3.000% due 04/15/30	2,794,312	2,745,765
BMW Finance NV (Germany) 2.250% due 08/12/22 ~	4,800,000	4,952,871
Daimler Finance North America LLC (Germany)
2.000% due 07/06/21 ~	1,400,000	1,411,368
2.850% due 01/06/22 ~	2,300,000	2,355,562
3.350% due 05/04/21 ~	6,300,000	6,360,612
3.700% due 05/04/23 ~	6,200,000	6,647,488
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	2,726,143	2,795,692

	Principal Amount	Value
DR Horton Inc 5.750% due 08/15/23	$4,500,000	$5,053,064
Ford Motor Credit Co LLC
(EUR LIBOR + 0.430%) due 05/14/21 §	EUR 2,400,000	2,921,200
2.748% due 06/14/24	GBP 2,800,000	3,833,789
3.021% due 03/06/24	EUR 5,000,000	6,344,231
3.336% due 03/18/21	$6,200,000	6,223,250
3.375% due 11/13/25	5,400,000	5,536,674
General Motors Financial Co Inc
1.332% (USD LIBOR + 1.100%) due 11/06/21 §	1,600,000	1,605,614
1.779% (USD LIBOR + 1.550%) due 01/14/22 §	1,100,000	1,109,156
JetBlue 2020-1 Class A Pass-Through Trust 4.000% due 05/15/34	8,800,000	9,536,754
Latam Airlines Pass-Through Trust ‘A’ (Chile) 4.200% due 08/15/29	535,619	500,804
Marriott International Inc 2.125% due 10/03/22	6,300,000	6,397,719
Newell Brands Inc 4.350% due 04/01/23	1,121,000	1,177,207
Nissan Motor Acceptance Corp
2.550% due 03/08/21 ~	3,600,000	3,609,874
2.600% due 09/28/22 ~	600,000	615,829
2.650% due 07/13/22 ~	3,000,000	3,071,700
3.150% due 03/15/21 ~	1,300,000	1,305,823
3.875% due 09/21/23 ~	3,400,000	3,630,399
Nissan Motor Co Ltd (Japan) 4.810% due 09/17/30 ~	8,900,000	10,044,008
Panasonic Corp (Japan) 2.536% due 07/19/22 ~	3,500,000	3,598,791
Starbucks Corp 2.550% due 11/15/30	9,700,000	10,496,022
Toyota Tsusho Corp (Japan) 3.625% due 09/13/23 ~	900,000	966,992
Volkswagen Group of America Finance LLC (Germany) 4.625% due 11/13/25 ~	1,000,000	1,166,437
Volkswagen Leasing GmbH (Germany) 1.000% due 02/16/23 ~	EUR 1,300,000	1,622,185

		137,006,406

Consumer, Non-Cyclical - 6.2%

AbbVie Inc
2.600% due 11/21/24	$8,100,000	8,687,777
3.200% due 11/06/22	4,400,000	4,608,044
3.450% due 03/15/22	3,000,000	3,094,743
5.000% due 12/15/21	3,800,000	3,923,675
Amgen Inc 2.600% due 08/19/26	8,100,000	8,847,451
Anthem Inc 2.375% due 01/15/25	3,400,000	3,637,828
Bacardi Ltd (Bermuda) 4.450% due 05/15/25 ~	6,700,000	7,485,419
Bayer US Finance II LLC (Germany)
1.227% (USD LIBOR + 1.010%) due 12/15/23 § ~	700,000	707,576
3.875% due 12/15/23 ~	6,200,000	6,759,761
4.375% due 12/15/28 ~	7,400,000	8,705,941
Block Financial LLC 3.875% due 08/15/30	6,600,000	7,131,728
Cigna Corp 0.879% (USD LIBOR + 0.650%) due 09/17/21 §	800,000	800,129
Conagra Brands Inc 4.300% due 05/01/24	3,900,000	4,366,016
Constellation Brands Inc 3.700% due 12/06/26	4,400,000	5,038,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
CVS Pass-Through Trust 6.943% due 01/10/30	$179,041	$214,136
Danone SA (France) 2.589% due 11/02/23 ~	2,300,000	2,422,518
Duke University 2.682% due 10/01/44	9,600,000	10,064,985
ERAC USA Finance LLC 2.700% due 11/01/23 ~	5,300,000	5,596,017
Fresenius Medical Care US Finance Inc (Germany) 5.750% due 02/15/21 ~	2,300,000	2,312,837
General Mills Inc 1.228% (USD LIBOR + 1.010%) due 10/17/23 §	1,000,000	1,016,817
HCA Inc
4.750% due 05/01/23	100,000	109,087
5.000% due 03/15/24	5,600,000	6,301,770
Imperial Brands Finance PLC (United Kingdom)
3.125% due 07/26/24 ~	9,000,000	9,648,162
3.875% due 07/26/29 ~	3,300,000	3,700,043
Johnson & Johnson 0.950% due 09/01/27	9,400,000	9,448,530
JT International Financial Services BV (Japan) 3.500% due 09/28/23 ~	4,100,000	4,423,847
Keurig Dr Pepper Inc 4.057% due 05/25/23	5,200,000	5,653,316
Mylan Inc 4.200% due 11/29/23	1,500,000	1,641,693
PayPal Holdings Inc 2.400% due 10/01/24	8,100,000	8,663,581
Reckitt Benckiser Treasury Services PLC (United Kingdom) 2.375% due 06/24/22 ~	4,400,000	4,525,562
Sysco Corp 5.650% due 04/01/25	7,300,000	8,686,338
Takeda Pharmaceutical Co Ltd (Japan)
2.050% due 03/31/30	2,600,000	2,661,982
4.400% due 11/26/23	5,900,000	6,541,792
Utah Acquisition Sub Inc 2.250% due 11/22/24 ~	EUR 6,100,000	8,032,656
Zoetis Inc 2.000% due 05/15/30	$9,700,000	10,049,912

		185,509,824

Energy - 1.5%

ANR Pipeline Co 9.625% due 11/01/21	2,300,000	2,462,829
Baker Hughes a GE Co LLC 2.773% due 12/15/22	1,600,000	1,672,035
Cheniere Corpus Christi Holdings LLC 7.000% due 06/30/24	1,500,000	1,752,635
Chevron Corp 2.236% due 05/11/30	4,000,000	4,283,589
El Paso Natural Gas Co LLC 8.625% due 01/15/22	4,500,000	4,868,646
Enbridge Inc (Canada) 2.900% due 07/15/22	1,000,000	1,037,208
Energy Transfer Operating LP 4.250% due 03/15/23	2,700,000	2,871,691
Midwest Connector Capital Co LLC 3.900% due 04/01/24 ~	4,100,000	4,206,253
MPLX LP 3.500% due 12/01/22	1,400,000	1,470,961
Occidental Petroleum Corp 2.900% due 08/15/24	6,000,000	5,784,000
Odebrecht Drilling Norbe VIII (Brazil)
6.350% due 12/01/21 ~	176,030	168,990
7.350% PIK due 12/01/26 ~	2,075,507	544,821
Odebrecht Oil & Gas Finance Ltd (Brazil) 0.000% due 02/01/21 ~	1,012,000	6,578

	Principal Amount	Value
Phillips 66 0.833% (USD LIBOR + 0.600%) due 02/26/21 §	$1,200,000	$1,200,143
Plains All American Pipeline LP 3.650% due 06/01/22	4,400,000	4,531,753
Rio Oil Finance Trust (Brazil)
9.250% due 07/06/24 ~	1,219,397	1,353,543
9.750% due 01/06/27 ~	4,362,121	5,060,104
Woodside Finance Ltd (Australia) 4.600% due 05/10/21 ~	2,200,000	2,208,732

		45,484,511

Financial - 16.2%

AIB Group PLC (Ireland) 4.750% due 10/12/23 ~	7,400,000	8,146,135
Aircastle Ltd 5.500% due 02/15/22	1,710,000	1,781,499
American Campus Communities Operating Partnership LP REIT 2.850% due 02/01/30	5,000,000	5,238,262
American Tower Corp REIT
3.000% due 06/15/23	900,000	953,859
3.375% due 05/15/24	9,500,000	10,338,695
Assurant Inc 1.501% (USD LIBOR + 1.250%) due 03/26/21 §	1,367,000	1,367,023
AvalonBay Communities Inc REIT 3.500% due 11/15/24	500,000	551,703
Aviation Capital Group LLC
2.875% due 01/20/22 ~	3,680,000	3,726,715
4.125% due 08/01/25 ~	6,620,000	6,945,965
Banco Bilbao Vizcaya Argentaria SA (Spain)
0.875% due 09/18/23	2,100,000	2,115,993
1.125% due 09/18/25	3,400,000	3,427,725
8.875% due 04/14/21 ~	EUR 6,400,000	8,001,398
Banco Espirito Santo SA (Portugal)
2.625% due 05/08/21 * Y ~	1,000,000	189,356
4.750% due 01/15/21 * Y ~	5,600,000	1,060,392
Bank of America Corp
0.981% due 09/25/25	$5,900,000	5,967,493
1.215% (USD LIBOR + 1.000%) due 04/24/23 §	4,900,000	4,951,479
1.486% due 05/19/24	5,500,000	5,631,598
Banque Federative du Credit Mutuel SA (France) 3.750% due 07/20/23 ~	7,400,000	8,000,712
Barclays Bank PLC (United Kingdom) 7.625% due 11/21/22	1,659,000	1,846,089
Barclays PLC (United Kingdom)
3.375% due 04/02/25 ~	EUR 900,000	1,214,015
7.750% due 09/15/23	$1,400,000	1,508,500
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	361,000	365,332
BNP Paribas SA (France) 1.904% due 09/30/28 ~	9,000,000	9,200,856
Boston Properties LP REIT 3.250% due 01/30/31	3,200,000	3,532,049
BPCE SA (France) 4.000% due 09/12/23 ~	4,850,000	5,279,244
Brixmor Operating Partnership LP REIT 3.250% due 09/15/23	3,400,000	3,602,679
Cantor Fitzgerald LP 6.500% due 06/17/22 ~	8,200,000	8,862,906
CBL & Associates LP REIT 4.600% due 10/15/24 Y	3,760,000	1,498,905
CIT Group Inc 4.125% due 03/09/21	1,914,000	1,920,699
Citigroup Inc 2.572% due 06/03/31	8,100,000	8,635,889

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Cooperatieve Rabobank UA (Netherlands) 6.625% due 06/29/21 ~	EUR 7,200,000	$9,053,600
CPI Property Group SA (Czech Republic) 4.750% due 03/08/23 ~	$6,000,000	6,437,028
Credit Agricole SA (France) 1.907% due 06/16/26 ~	7,200,000	7,474,322
Credit Suisse AG (Switzerland) 6.500% due 08/08/23 ~	3,200,000	3,611,654
Credit Suisse Group AG (Switzerland)
1.460% (USD LIBOR + 1.240%) due 06/12/24 § ~	6,200,000	6,290,358
3.869% due 01/12/29 ~	2,100,000	2,380,437
7.125% due 07/29/22 ~	500,000	528,370
Crown Castle International Corp REIT 3.700% due 06/15/26	2,277,000	2,567,184
Deutsche Bank AG (Germany)
1.411% (USD LIBOR + 1.190%) due 11/16/22 §	5,800,000	5,813,475
1.750% due 01/17/28 ~	EUR 6,300,000	8,117,904
3.300% due 11/16/22	$5,200,000	5,426,011
Digital Realty Trust LP REIT 3.600% due 07/01/29	4,500,000	5,160,455
EPR Properties REIT 4.500% due 04/01/25	2,200,000	2,232,948
Equinix Inc REIT 1.000% due 09/15/25	5,300,000	5,319,510
Equitable Holdings Inc 3.900% due 04/20/23	3,000,000	3,228,503
Essex Portfolio LP REIT 3.375% due 04/15/26	5,200,000	5,841,931
GE Capital Funding LLC 3.450% due 05/15/25 ~	7,430,000	8,205,532
GE Capital International Funding Co Unlimited Co 4.418% due 11/15/35	7,700,000	9,192,152
GLP Capital LP REIT 4.000% due 01/15/30	1,800,000	1,958,643
Host Hotels & Resorts LP REIT
3.875% due 04/01/24	700,000	740,514
4.000% due 06/15/25	1,350,000	1,451,597
HSBC Holdings PLC (United Kingdom) 6.875% due 06/01/21	500,000	510,000
ING Groep NV (Netherlands) 1.400% due 07/01/26 ~	8,200,000	8,345,128
Intercontinental Exchange Inc 2.100% due 06/15/30	7,100,000	7,436,597
Intesa Sanpaolo SPA (Italy) 3.250% due 09/23/24 ~	7,300,000	7,803,113
JPMorgan Chase & Co
2.182% due 06/01/28	9,600,000	10,198,154
3.797% due 07/23/24	1,500,000	1,628,580
KEB Hana Bank (South Korea) 3.375% due 01/30/22 ~	5,000,000	5,152,185
Kilroy Realty LP REIT
3.450% due 12/15/24	2,200,000	2,387,426
4.375% due 10/01/25	2,600,000	2,919,008
Life Storage LP REIT 3.875% due 12/15/27	2,600,000	2,972,963
Lloyds Banking Group PLC (United Kingdom)
3.500% due 04/01/26 ~	EUR 3,300,000	4,588,696
4.450% due 05/08/25	$4,500,000	5,161,789
4.947% due 06/27/25 ~	EUR 300,000	394,985
Manulife Financial Corp (Canada) 4.150% due 03/04/26	$500,000	582,272
Mid-America Apartments LP REIT 4.200% due 06/15/28	3,000,000	3,531,851
Mitsubishi UFJ Financial Group Inc (Japan) 1.412% due 07/17/25	10,600,000	10,899,404

	Principal Amount	Value
Mitsubishi UFJ Lease & Finance Co Ltd (Japan) 3.406% due 02/28/22 ~	$1,800,000	$1,851,822
Mizuho Financial Group Inc (Japan)
2.201% due 07/10/31	8,700,000	9,061,013
2.555% due 09/13/25	8,600,000	9,090,823
Morgan Stanley 1.433% (USD LIBOR + 1.220%) due 05/08/24 §	2,000,000	2,039,263
MPT Operating Partnership LP REIT 3.692% due 06/05/28	GBP 1,300,000	1,929,727
National Retail Properties Inc REIT
2.500% due 04/15/30	$3,000,000	3,094,087
3.500% due 10/15/27	5,600,000	6,183,297
Natwest Group PLC (United Kingdom)
2.000% due 03/04/25 ~	EUR 4,600,000	5,940,666
8.625% due 08/15/21	$8,400,000	8,737,092
Navient Corp 6.500% due 06/15/22	500,000	530,370
Nomura Holdings Inc (Japan) 2.679% due 07/16/30	6,700,000	7,101,028
Omega Healthcare Investors Inc REIT
4.375% due 08/01/23	2,200,000	2,381,298
4.750% due 01/15/28	590,000	672,898
OneMain Finance Corp 7.750% due 10/01/21	200,000	210,750
Oversea-Chinese Banking Corp Ltd (Singapore) 0.672% (USD LIBOR + 0.450%) due 05/17/21 § ~	5,000,000	5,004,187
Public Storage REIT 3.094% due 09/15/27	1,900,000	2,126,096
Realty Income Corp REIT 3.250% due 10/15/22	2,500,000	2,607,263
Regency Centers LP REIT 4.125% due 03/15/28	3,500,000	3,994,269
Scentre Group Trust REIT (Australia) 3.625% due 01/28/26 ~	9,700,000	10,678,102
Service Properties Trust REIT 4.950% due 10/01/29	8,400,000	8,436,750
Simon Property Group LP REIT 2.750% due 06/01/23	5,000,000	5,258,310
SL Green Realty Corp REIT 4.500% due 12/01/22	2,400,000	2,525,485
Societe Generale SA (France) 4.250% due 09/14/23 ~	7,700,000	8,402,157
Spirit Realty LP REIT 3.200% due 01/15/27	8,100,000	8,612,412
State Bank of India (India) 4.000% due 01/24/22 ~	3,900,000	4,014,101
STORE Capital Corp REIT 4.500% due 03/15/28	7,600,000	8,658,824
Synchrony Financial 5.150% due 03/19/29	4,700,000	5,671,796
Tesco Property Finance PLC (United Kingdom)
5.661% due 10/13/41 ~	GBP 97,867	184,900
5.801% due 10/13/40 ~	194,181	367,363
UBS Group AG (Switzerland)
4.125% due 04/15/26 ~	$7,100,000	8,217,634
7.125% due 08/10/21 ~	800,000	825,000
UniCredit SPA (Italy) 7.830% due 12/04/23 ~	11,800,000	14,010,046
Virgin Money UK PLC (United Kingdom) 4.000% due 09/03/27 ~	GBP 500,000	759,340
Washington Prime Group LP REIT 6.450% due 08/15/24	$6,280,000	3,785,929

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Wells Fargo & Co
2.393% due 06/02/28	$8,100,000	$8,627,574
3.550% due 09/29/25	9,200,000	10,337,092
3.750% due 01/24/24	300,000	327,648

		483,663,856

Industrial - 3.3%

AP Moller - Maersk AS ‘B’ (Denmark) 4.500% due 06/20/29 ~	8,600,000	10,089,041
Arrow Electronics Inc
3.250% due 09/08/24	6,700,000	7,253,227
3.500% due 04/01/22	4,600,000	4,734,040
Central Japan Railway Co (Japan) 2.800% due 02/23/22 ~	2,200,000	2,257,840
CNH Industrial Capital LLC 4.875% due 04/01/21	3,500,000	3,534,454
Flex Ltd 4.875% due 05/12/30	9,500,000	11,438,139
Fortune Brands Home & Security Inc 3.250% due 09/15/29	8,200,000	9,098,999
GATX Corp 4.000% due 06/30/30	9,700,000	11,480,031
Kansas City Southern 3.125% due 06/01/26	9,800,000	10,750,277
Komatsu Finance America Inc 2.437% due 09/11/22 ~	5,660,000	5,852,579
Penske Truck Leasing Co LP 4.875% due 07/11/22 ~	3,000,000	3,200,115
Platin 1426 GmbH (Germany) 6.875% due 06/15/23 ~	EUR 3,200,000	3,955,496
Raytheon Technologies Corp 3.100% due 11/15/21	$3,150,000	3,207,273
SMBC Aviation Capital Finance DAC (Ireland)
3.000% due 07/15/22 ~	3,800,000	3,902,141
4.125% due 07/15/23 ~	1,800,000	1,923,424
Spirit AeroSystems Inc
1.017% (USD LIBOR + 0.800%) due 06/15/21 §	1,500,000	1,481,104
3.950% due 06/15/23	5,000,000	4,909,375

		99,067,555

Technology - 2.2%

Amdocs Ltd 2.538% due 06/15/30	6,100,000	6,412,124
Broadcom Corp 3.875% due 01/15/27	3,300,000	3,709,915
Broadcom Inc
3.459% due 09/15/26	5,046,000	5,604,561
4.110% due 09/15/28	3,472,000	3,978,395
4.250% due 04/15/26	1,900,000	2,177,954
5.000% due 04/15/30	2,900,000	3,527,473
Dell International LLC
5.850% due 07/15/25 ~	9,200,000	11,058,265
6.100% due 07/15/27 ~	2,400,000	2,984,512
Micron Technology Inc 4.975% due 02/06/26	4,000,000	4,731,100
NetApp Inc 3.250% due 12/15/22	2,400,000	2,500,949
NXP BV (Netherlands)
3.875% due 06/18/26 ~	4,000,000	4,585,847
4.875% due 03/01/24 ~	5,900,000	6,656,687
Seagate HDD Cayman 4.091% due 06/01/29 ~	1,000,000	1,073,295
VMware Inc 2.950% due 08/21/22	6,200,000	6,433,341

		65,434,418

Utilities - 3.2%

Alabama Power Co 1.450% due 09/15/30	3,900,000	3,926,393
American Transmission Systems Inc 5.250% due 01/15/22 ~	1,900,000	1,980,743

	Principal Amount	Value
Baltimore Gas and Electric Co 3.350% due 07/01/23	$5,800,000	$6,188,092
DTE Electric Co 4.050% due 05/15/48	100,000	131,551
Enel Finance International NV (Italy) 4.250% due 09/14/23 ~	6,150,000	6,729,851
Engie SA (France) 2.875% due 10/10/22 ~	4,600,000	4,786,980
Entergy Corp 4.000% due 07/15/22	1,900,000	1,992,737
Evergy Inc 2.450% due 09/15/24	8,800,000	9,339,289
National Rural Utilities Cooperative Finance Corp 2.300% due 09/15/22	4,800,000	4,954,363
NextEra Energy Capital Holdings Inc 2.250% due 06/01/30	9,600,000	10,071,748
Oncor Electric Delivery Co LLC 7.000% due 09/01/22	2,400,000	2,662,259
Pacific Gas and Electric Co
3.150% due 01/01/26	3,300,000	3,519,114
3.300% due 12/01/27	400,000	427,575
3.400% due 08/15/24	5,300,000	5,646,494
3.500% due 06/15/25	2,400,000	2,597,561
4.250% due 08/01/23	2,600,000	2,793,076
4.550% due 07/01/30	1,500,000	1,710,332
Pennsylvania Electric Co 3.600% due 06/01/29 ~	4,100,000	4,494,932
Public Service Co of Colorado 1.900% due 01/15/31	6,300,000	6,582,368
SGSP Australia Assets Pty Ltd (Australia) 3.300% due 04/09/23 ~	1,200,000	1,265,235
The Southern Co 3.250% due 07/01/26	5,700,000	6,397,282
WEC Energy Group Inc 1.800% due 10/15/30	8,400,000	8,438,152

		96,636,127

Total Corporate Bonds & Notes (Cost $1,137,655,891)		1,194,822,057

SENIOR LOAN NOTES - 0.2%

Communications - 0.0%

Entercom Media Corp Term B2 2.645% (USD LIBOR + 2.500%) due 11/18/24 §	843,051	823,951

Industrial - 0.2%

Cornerstone Building Brands Inc Term B 3.904% (USD LIBOR + 3.750%) due 04/12/25 §	3,900,000	3,900,000

Total Senior Loan Notes (Cost $4,734,322)		4,723,951

MORTGAGE-BACKED SECURITIES - 39.0%

Collateralized Mortgage Obligations - Commercial - 3.6%

1211 Avenue of the Americas Trust 3.901% due 08/10/35 ~	9,600,000	10,727,622
Arbor Multifamily Mortgage Securities Trust 2.756% due 05/15/53 ~	4,900,000	5,391,790
Ashford Hospitality Trust 1.159% (USD LIBOR + 1.000%) due 06/15/35 § ~	7,400,000	7,198,095
Bancorp Commercial Mortgage Trust 1.209% (USD LIBOR + 1.050%) due 09/15/36 § ~	4,199,450	4,197,097

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	$5,613,000	$5,964,467
Citigroup Commercial Mortgage Trust
2.984% due 11/15/49	8,000,000	8,540,235
3.778% due 09/10/58	5,900,000	6,648,659
DBGS Mortgage Trust 3.843% due 04/10/37 ~	8,700,000	9,879,092
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 1.221% due 08/25/22 §	19,692,156	337,594
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	7,092,877
JP Morgan Chase Commercial Mortgage Securities Trust 1.159% (USD LIBOR + 1.000%) due 06/15/32 § ~	4,512,207	4,457,849
1.609% (USD LIBOR + 1.450%) due 12/15/31 § ~	10,300,000	10,097,212
Manhattan West 2020-1MW Mortgage Trust 2.130% due 09/10/39 ~	8,600,000	9,064,335
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	5,935,431	6,231,325
Morgan Stanley Capital I Trust 2.428% due 04/05/42 § ~	4,900,000	5,197,804
Wells Fargo Commercial Mortgage Trust 3.809% due 12/15/48	4,837,000	5,509,870

		106,535,923

Collateralized Mortgage Obligations - Residential - 8.4%

Alternative Loan Trust
0.488% (USD LIBOR + 0.340%) due 07/25/46 §	287,445	378,026
0.768% (USD LIBOR + 0.620%) due 10/25/35 §	36,448	31,058
Alternative Loan Trust (IO) 4.852% (5.000% - USD LIBOR) due 05/25/35 §	1,258,230	150,741
Angel Oak Mortgage Trust 3.628% due 03/25/49 § ~	2,879,812	2,952,321
Banc of America Funding Trust
0.647% due 08/25/47 § ~	4,457,693	3,753,117
2.826% due 02/20/36 §	560,622	549,895
Banc of America Mortgage Trust 6.000% due 05/25/37	2,682,028	2,451,859
BCAP LLC Trust
4.861% due 03/26/37 § ~	304,854	307,442
5.250% due 02/26/36 § ~	1,255,604	826,501
Bear Stearns Adjustable Rate Mortgage Trust 2.929% due 08/25/33 §	758,399	757,458
Bear Stearns ALT-A Trust 2.729% due 01/25/36 §	1,587,141	1,630,347
Bear Stearns Structured Products Inc Trust
2.728% due 12/26/46 §	564,053	500,073
2.984% due 01/26/36 §	650,034	549,288
CHL Mortgage Pass-Through Trust
0.788% (USD LIBOR + 0.640%) due 03/25/35 §	550,266	534,030
2.836% due 05/20/34 §	433,627	432,931
3.090% due 08/25/34 §	42,379	41,668
6.500% due 10/25/37	1,075,997	812,794
Citigroup Mortgage Loan Trust
3.125% due 08/25/35 §	141,874	126,528
3.236% due 08/25/36 §	760,266	712,972
Credit Suisse First Boston Mortgage Securities Corp 0.798% due 03/25/32 § ~	141,710	132,991
DSLA Mortgage Loan Trust 3.007% due 07/19/44 §	445,876	430,212

	Principal Amount	Value
Fannie Mae
0.191% (USD LIBOR + 0.060%) due 07/25/37 §	$86,118	$84,721
0.558% (USD LIBOR + 0.400%) due 04/18/28 §	31,407	31,429
0.608% (USD LIBOR + 0.450%) due 10/18/30 §	253	254
5.000% due 03/25/21	154	154
5.748% due 10/25/42 §	456,999	525,885
Fannie Mae (IO) 6.552% (6.700% - USD LIBOR) due 10/25/35 §	2,514	489
Finsbury Square PLC (United Kingdom) 0.000% (SONIA + 1.300%) due 06/16/70 § ~	GBP 5,212,549	7,179,823
First Horizon Alternative Mortgage Securities Trust
2.226% due 06/25/34 §	$1,872,325	1,869,256
2.921% due 03/25/35 §	483,360	377,265
Freddie Mac
0.499% (USD LIBOR + 0.350%) due 08/15/40 - 10/15/40 §	8,447,447	8,460,487
0.509% (USD LIBOR + 0.350%) due 12/15/29 §	7,519	7,516
7.500% due 01/15/23 - 09/20/26 146,457		158,216
Freddie Mac Structured Pass-Through Certificates
1.809% (US FED + 1.200%) due 10/25/44 §	790,253	805,942
2.009% (US FED + 1.400%) due 07/25/44 §	3,922,850	3,960,922
Government National Mortgage Association
0.510% (USD LIBOR + 0.370%) due 10/20/66 §	14,998	14,997
0.640% (USD LIBOR + 0.500%) due 04/20/64 §	3,761,440	3,770,469
0.690% (USD LIBOR + 0.550%) due 05/20/65 §	1,390,330	1,399,952
0.740% (USD LIBOR + 0.600%) due 07/20/65 - 08/20/65 §	9,163,620	9,222,389
0.790% (USD LIBOR + 0.650%) due 07/20/63 §	289,701	289,899
0.890% (USD LIBOR + 0.750%) due 01/20/66 §	6,400,861	6,477,817
1.904% (USD LIBOR + 0.750%) due 04/20/67 §	7,134,337	7,277,328
Great Hall Mortgages No 1 PLC (United Kingdom) 0.366% (USD LIBOR + 0.130%) due 06/18/39 § ~	3,572,223	3,482,692
GreenPoint Mortgage Funding Trust 0.688% (USD LIBOR + 0.540%) due 11/25/45 §	42,510	37,371
HarborView Mortgage Loan Trust 0.308% (USD LIBOR + 0.160%) due 05/25/38 §	1,144,990	1,027,724
Hawksmoor Mortgages (United Kingdom) 1.104% (SONIA + 1.050%) due 05/25/53 § ~	GBP 28,326,211	38,866,464
Impac CMB Trust 0.688% (USD LIBOR + 0.540%) due 05/25/35 §	$48,242	48,612
IndyMac ARM Trust 1.762% due 01/25/32 §	8,044	7,927
JP Morgan Alternative Loan Trust
0.508% (USD LIBOR + 0.360%) due 05/25/36 §	2,640,086	2,470,852
6.000% due 12/27/36 ~	1,175,749	911,692

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
JP Morgan Mortgage Trust
0.448% (USD LIBOR + 0.300%) due 10/25/35 §	$1,635,092	$1,365,188
3.292% due 12/26/37 § ~	5,143,504	4,739,546
Lehman Mortgage Trust
5.750% due 02/25/37	6,705,300	5,729,877
MASTR Adjustable Rate Mortgages Trust 3.109% due 04/21/34 §	12,918	12,946
MASTR Alternative Loan Trust 0.548% (USD LIBOR + 0.400%) due 03/25/36 §	694,719	38,693
Merrill Lynch Mortgage Investors Trust 3.512% due 06/25/35 §	23,623	23,773
Metlife Securitization Trust 3.750% due 03/25/57 § ~	8,799,178	9,528,530
New Residential Mortgage Loan Trust 3.500% due 12/25/57 § ~	8,584,431	9,106,829
OBX Trust 0.798% (USD LIBOR + 0.650%) due 06/25/57 § ~	8,246,348	8,237,600
PHH Alternative Mortgage Trust 0.308% (USD LIBOR + 0.160%) due 02/25/37 §	10,250,116	8,077,513
RBSSP Resecuritization Trust 6.250% due 12/26/36 § ~	651,056	351,990
Reperforming Loan REMIC Trust 0.488% (USD LIBOR + 0.340%) due 06/25/35 § ~	1,548,978	1,461,679
Residential Asset Securitization Trust (IO) 4.802% (4.950% - USD LIBOR) due 11/25/35 §	2,280,264	520,684
Resloc UK PLC (United Kingdom) 0.126% (EUR LIBOR + 0.160%) due 12/15/43 § ~	EUR 2,409,970	2,859,929
RFMSI Trust 3.338% due 09/25/35 §	$465,649	353,902
Ripon Mortgages PLC (United Kingdom) 0.851% (GBP LIBOR + 0.800%) due 08/20/56 § ~	GBP 8,986,425	12,290,135
Sequoia Mortgage Trust 0.852% (USD LIBOR + 0.700%) due 07/20/33 §	$438,126	427,698
Structured Adjustable Rate Mortgage Loan Trust 2.978% due 01/25/35 §	118,641	119,711
Structured Asset Mortgage Investments II Trust
0.568% (USD LIBOR + 0.420%) due 05/25/36 §	700,722	601,555
0.608% (USD LIBOR + 0.460%) due 02/25/36 §	1,189,689	1,109,258
0.652% (USD LIBOR + 0.500%) due 07/19/35 §	119,591	114,951
0.708% (USD LIBOR + 0.560%) due 02/25/36 §	753,679	712,604
Structured Asset Mortgage Investments Trust
0.812% (USD LIBOR + 0.660%) due 09/19/32 §	31,116	30,641
Structured Asset Securities Corp Trust 5.750% due 04/25/35	3,006,623	2,477,555
Suntrust Alternative Loan Trust (IO) 4.952% (5.100% - USD LIBOR) due 12/25/35 §	3,804,925	446,756
Towd Point Mortgage Funding (United Kingdom) 0.956% (SONIA + 0.900%) due 07/20/45 § ~	GBP 26,691,966	36,527,310

	Principal Amount	Value
Towd Point Mortgage Funding PLC (United Kingdom) 1.073% (GBP LIBOR + 1.025%) due 10/20/51 § ~	GBP 15,266,907	$20,989,619
Tower Bridge Funding No 3 PLC (United Kingdom) 1.234% (GBP LIBOR + 1.200%) due 12/20/61 § ~	1,563,552	2,143,973
Wachovia Mortgage Loan Trust LLC Trust 3.195% due 05/20/36 §	$649,316	653,566
WaMu Mortgage Pass-Through Certificates Trust
0.688% (USD LIBOR + 0.540%) due 12/25/45 §	29,292	29,194
0.728% (USD LIBOR + 0.580%) due 10/25/45 §	33,081	32,502
3.274% due 01/25/36 §	511,593	518,338
Washington Mutual Mortgage Pass-Through Certificates Trust
1.439% (US FED + 0.830%) due 11/25/46 §	1,190,208	1,062,483
6.000% due 07/25/36	1,810,483	1,693,051
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
4.702% (4.850% - USD LIBOR) due 11/25/35 §	9,851,995	1,528,076
4.802% (4.950% - USD LIBOR) due 11/25/35 §	2,735,811	527,720
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 2.327% due 02/25/33 §	12,045	11,852

		253,288,023

Fannie Mae - 20.2%

due 03/01/51 #	299,300,000	311,585,950
1.719% (USD LIBOR + 1.344%) due 12/01/34 §	733,851	757,537
1.793% (USD LIBOR + 1.418%) due 12/01/34 §	2,691	2,692
1.900% (USD LIBOR + 1.550%) due 09/01/33 §	16,370	16,998
1.903% (US FED + 1.250%) due 03/01/33 §	145,058	146,051
1.944% (US FED + 1.200%) due 08/01/42 - 10/01/44 §	647,850	655,191
2.063% (USD LIBOR + 1.363%) due 08/01/35 §	219,570	221,518
2.069% (USD LIBOR + 1.443%) due 07/01/33 §	10,430	10,555
2.105% (USD LIBOR + 1.605%) due 08/01/36 §	115,779	116,570
2.199% (USD LIBOR + 1.699%) due 11/01/34 §	4,614	4,618
2.248% (USD LIBOR + 1.373%) due 09/01/35 §	95,992	96,946
2.261% (USD LIBOR + 1.245%) due 07/01/35 §	277,785	287,202
2.285% (USD LIBOR + 1.538%) due 01/01/36 §	29,921	30,195
2.288% (USD LIBOR + 1.413%) due 07/01/33 §	8,877	8,926
2.310% due 08/01/22	1,168,155	1,191,420
2.340% (USD LIBOR + 1.840%) due 09/01/35 §	21,503	21,540
2.440% (UST + 2.190%) due 12/01/22 §	1,194	1,196
2.625% (USD LIBOR + 2.250%) due 06/01/34 §	1,980	1,997
2.880% (UST + 2.360%) due 11/01/34 §	1,282,689	1,353,383

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
3.000% due 04/01/27 - 08/01/49	$3,680,793	$3,938,458
3.000% due 01/01/51	58,000,000	60,763,727
3.000% due 02/01/51	118,500,000	124,257,673
3.001% (US FED + 1.250%) due 05/01/36 §	15,234	15,917
3.190% (UST + 1.695%) due 02/01/33 §	163,049	163,341
3.256% (UST + 2.102%) due 01/01/23 §	7,503	7,571
3.320% (USD LIBOR + 1.455%) due 04/01/35 §	136,279	136,950
3.434% (UST + 1.934%) due 03/01/34 §	7,585	7,623
3.500% due 05/01/21 - 01/01/51	20,244,008	21,476,313
3.500% due 02/01/51	47,000,000	49,747,119
3.550% (UST + 1.925%) due 02/01/33 §	4,284	4,272
3.555% (UST + 2.055%) due 04/01/34 §	48,385	48,167
3.595% (UST + 2.095%) due 04/01/27 §	3,475	3,457
3.621% (UST + 2.025%) due 01/01/34 §	5,269	5,545
3.680% (US FED + 1.250%) due 05/01/36 §	12,047	12,390
3.681% (US FED + 1.250%) due 05/01/36 §	512,352	546,024
3.696% (USD LIBOR + 1.696%) due 03/01/33 §	4,509	4,513
4.000% due 04/01/24 - 02/01/48	6,847,279	7,315,255
4.500% due 06/01/23 - 12/01/43	1,977,672	2,174,831
5.000% due 05/01/25 - 02/01/44	3,024,352	3,404,932
5.024% (US FED + 1.727%) due 09/01/34 §	53,920	56,807
5.500% due 05/01/21 - 09/01/41	8,459,039	9,281,675
6.000% due 02/01/24 - 09/01/39	3,407,361	3,938,103
6.500% due 11/01/21 - 09/01/37	536,123	614,465
7.500% due 01/01/33	13,473	15,907
8.000% due 05/01/30	2,765	2,832
8.500% due 07/01/32	603	605

		604,454,957

Freddie Mac - 1.0%

2.008% (USD LIBOR + 1.345%) due 09/01/35 §	115,678	119,708
2.625% (UST + 2.250%) due 07/01/32 §	7,505	7,488
2.750% (UST + 2.250%) due 05/01/32 §	2,590	2,590
2.752% (UST + 2.137%) due 01/01/28 §	4,680	4,678
3.500% due 08/01/27 - 06/01/48	18,272,690	19,313,694
3.737% (UST + 2.238%) due 05/01/23 §	603	607
3.749% (UST + 2.249%) due 03/01/32 §	36,944	37,009
4.000% due 11/01/33 - 04/01/48	4,785,075	5,108,901
5.500% due 03/01/23 - 05/01/40	3,601,317	4,203,608
6.000% due 03/01/21 - 04/01/33	1,734,846	1,948,647
7.000% due 10/01/37	19,325	22,258

		30,769,188

Government National Mortgage Association - 5.8%

2.250% (UST + 1.500%) due 07/20/23 - 09/20/32 §	190,739	196,411
2.750% (UST + 2.000%) due 09/20/22 - 07/20/24 §	20,849	21,033
2.875% (UST + 1.500%) due 05/20/22 - 06/20/32 §	387,880	398,178

	Principal Amount	Value
3.000% (UST + 1.500%) due 01/20/23 - 03/20/33 §	$277,734	$285,829
3.000% due 03/01/51	4,900,000	5,126,767
3.125% (UST + 1.500%) due 10/20/23 - 12/20/32 §	244,638	249,956
3.500% (UST + 2.000%) due 03/20/29 §	24,170	24,523
3.500% due 02/01/51	9,500,000	10,065,620
3.625% (UST + 2.000%) due 11/20/24 §	30,484	30,664
4.000% due 03/15/44 - 09/15/49	4,772,942	5,060,919
4.500% due 06/20/48 - 02/20/51	12,129,735	13,128,285
4.500% due 01/01/51	85,000,000	91,025,832
5.000% due 05/15/33 - 02/01/51	43,642,639	47,812,592
6.000% due 06/15/38 - 09/15/38	10,893	12,568
7.500% due 07/15/31 - 12/15/31	20,005	24,079
8.000% due 12/15/29 - 08/15/32	160,818	175,804
8.500% due 08/15/22 - 12/15/30	186,392	191,211

		173,830,271

Total Mortgage-Backed Securities (Cost $1,146,743,554)		1,168,878,362

ASSET-BACKED SECURITIES - 12.6%

A10 Bridge Asset Financing LLC 2.021% due 08/15/40 ~	6,052,756	6,059,398
ABFC Trust 0.973% (USD LIBOR + 0.825%) due 07/25/35 §	5,600,000	5,489,186
Anchorage Capital CLO 16 Ltd (Cayman) 1.601% (USD LIBOR + 1.400%) due 10/20/31 § ~	7,100,000	7,100,259
Apres Static CLO Ltd (Cayman) 0.000% (USD LIBOR - 1.070%) due 10/15/28 § ~	8,900,000	8,887,805
Argent Securities Inc Asset-Backed Pass-Through Certificates 0.908% (USD LIBOR + 0.760%) due 02/25/36 §	1,997,466	1,825,867
Asset-Backed Securities Corp Home Equity Loan Trust 1.168% (USD LIBOR + 1.020%) due 07/25/35 §	2,000,000	1,970,819
Bear Stearns Asset Backed Securities I Trust 2007-AQ1 0.258% (USD LIBOR + 0.110%) due 04/25/31 §	157,149	317,862
Bear Stearns Asset-Backed Securities Trust 2.248% (USD LIBOR + 2.100%) due 03/25/35 §	637,300	640,624
Catamaran CLO Ltd (Cayman) 1.618% (USD LIBOR + 1.400%) due 10/18/26 § ~	1,065,598	1,065,812
CBAM Ltd (Cayman) 1.458% (USD LIBOR + 1.240%) due 10/17/29 § ~	7,200,000	7,196,500
Cent CLO 24 Ltd (Cayman) 1.307% (USD LIBOR + 1.070%) due 10/15/26 § ~	5,747,552	5,744,202
CIT Mortgage Loan Trust 1.498% (USD LIBOR + 1.350%) due 10/25/37 § ~	2,323,283	2,337,831
Citigroup Mortgage Loan Trust 0.288% (USD LIBOR + 0.140%) due 12/25/36 §	2,205,044	2,189,724
0.298% (USD LIBOR + 0.150%) due 12/25/36 §	10,544,491	5,495,003
0.308% (USD LIBOR + 0.160%) due 12/25/36 § ~	2,381,646	1,663,588

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
CLNC Ltd (Cayman) 1.402% (USD LIBOR + 1.250%) due 08/20/35 § ~	$8,500,000	$8,451,596
Countrywide Asset-Backed Certificates 0.288% (USD LIBOR + 0.140%) due 06/25/47 §	6,254,306	5,819,121
0.298% (USD LIBOR + 0.150%) due 05/25/37 §	504,180	502,545
0.378% (USD LIBOR + 0.230%) due 10/25/47 §	781,442	759,599
0.488% (USD LIBOR + 0.340%) due 09/25/36 §	8,871,377	8,807,231
0.598% (USD LIBOR + 0.450%) due 03/25/47 § ~	1,755,101	1,487,638
Credit Acceptance Auto Loan Trust 3.470% due 05/17/27 ~	2,279,715	2,293,046
CWABS Asset-Backed Certificates Trust 0.288% (USD LIBOR + 0.140%) due 03/25/37 §	3,492,521	3,357,042
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30	16,960	17,176
Dryden XXV Senior Loan Fund (Cayman) 1.137% (USD LIBOR + 0.900%) due 10/15/27 § ~	5,974,048	5,959,026
Evergreen Credit Card Trust (Canada) 1.900% due 09/16/24 ~	10,500,000	10,790,096
FBR Securitization Trust 0.913% (USD LIBOR + 0.765%) due 09/25/35 §	28,530,000	27,511,533
First Franklin Mortgage Loan Trust 0.458% (USD LIBOR + 0.310%) due 10/25/36 §	13,900,000	11,246,309
Flagship Credit Auto Trust 1.490% due 07/15/24 ~	5,350,697	5,391,447
Ford Credit Floorplan Master Owner Trust ‘A’ 2.840% due 03/15/24	8,700,000	8,968,251
Galaxy XV CLO Ltd (Cayman) 1.437% (USD LIBOR + 1.200%) due 10/15/30 § ~	10,800,000	10,800,288
GSAA Home Equity Trust 0.488% (USD LIBOR + 0.340%) due 09/25/36 §	9,741,639	3,429,945
Home Equity Asset Trust 0.928% (USD LIBOR + 0.780%) due 10/25/34 §	2,388,838	2,372,029
Home Equity Mortgage Loan Asset-Backed Trust 0.468% (USD LIBOR + 0.320%) due 04/25/37 §	4,817,941	4,378,876
HSI Asset Securitization Corp Trust 0.478% (USD LIBOR + 0.330%) due 02/25/36 §	813,590	782,523
Hyundai Floorplan Master Owner Trust 2.680% due 04/15/24 ~	6,000,000	6,171,793
Imc Home Equity Loan Trust 5.432% due 08/20/29 §	957	986
IXIS Real Estate Capital Trust 0.248% (USD LIBOR + 0.100%) due 01/25/37 §	9,848,748	4,806,884
JP Morgan Mortgage Acquisition Trust 0.438% (USD LIBOR + 0.290%) due 05/25/36 §	10,000,000	9,446,865
Legacy Mortgage Asset Trust 3.750% due 04/25/59 § ~	7,528,267	7,610,236
Lehman ABS Mortgage Loan Trust 0.238% (USD LIBOR + 0.090%) due 06/25/37 § ~	1,068,276	819,310

	Principal Amount	Value
Mastr Asset-Backed Securities Trust 0.648% (USD LIBOR + 0.500%) due 04/25/36 §	$8,321,518	$3,270,709
Merrill Lynch Mortgage Investors Trust 0.898% (USD LIBOR + 0.750%) due 09/25/35 §	1,131,320	1,100,332
Mid-State Trust 7.791% due 03/15/38	208,243	228,563
MidOcean Credit CLO (Cayman) 1.468% (USD LIBOR + 1.250%) due 01/20/29 § ~	7,100,000	7,097,028
Monarch Grove CLO 18-1 (Cayman) 1.095% (USD LIBOR + 0.880%) due 01/25/28 § ~	4,294,471	4,264,360
Morgan Stanley ABS Capital I Inc Trust 0.208% (USD LIBOR + 0.060%) due 05/25/37 §	200,887	175,395
0.328% (USD LIBOR + 0.180%) due 03/25/37 §	2,789,825	1,457,231
0.328% (USD LIBOR + 0.180%) due 05/25/37 §	8,785,365	7,715,381
0.368% (USD LIBOR + 0.220%) due 11/25/36 §	6,613,748	4,168,724
0.398% (USD LIBOR + 0.250%) due 03/25/37 §	4,671,334	2,466,478
Morgan Stanley Capital I Inc Trust 0.508% (USD LIBOR + 0.360%) due 03/25/36 §	1,885,341	1,649,522
Mountain Hawk III CLO Ltd (Cayman) 1.418% (USD LIBOR + 1.200%) due 04/18/25 § ~	759,172	759,921
Mountain View CLO Ltd (Cayman) 1.037% (USD LIBOR + 0.800%) due 10/15/26 § ~	2,457,275	2,455,764
Nassau Ltd (Cayman) 2.383% (USD LIBOR + 2.150%) due 07/20/29 § ~	5,500,000	5,521,914
Option One Mortgage Loan Trust 0.288% (USD LIBOR + 0.140%) due 02/25/37 §	5,474,405	4,174,598
0.368% (USD LIBOR + 0.220%) due 02/25/37 §	14,259,914	9,309,204
OZLM Funding Ltd (Cayman) 1.446% (USD LIBOR + 1.230%) due 07/22/29 § ~	7,317,883	7,310,267
Palmer Square Loan Funding Ltd (Cayman) 1.918% (USD LIBOR + 1.700%) due 07/20/28 § ~	8,764,168	8,788,099
Park Place Securities Inc Asset-Backed Pass-Through Certificates 0.973% (USD LIBOR + 0.825%) due 07/25/35 §	6,700,000	6,622,560
People’s Choice Home Loan Securities Trust 0.668% (USD LIBOR + 0.520%) due 12/25/35 §	46,595	46,603
RAAC Trust 0.798% (USD LIBOR + 0.650%) due 06/25/47 §	2,828,640	2,800,467
RASC Trust 0.308% (USD LIBOR + 0.160%) due 11/25/36 §	285,087	289,709
0.763% (USD LIBOR + 0.615%) due 01/25/36 §	720,754	720,771
Renaissance Home Equity Loan Trust 1.028% (USD LIBOR + 0.880%) due 08/25/33 §	161,961	156,854

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Santander Drive Auto Receivables Trust 0.620% due 05/15/23	$2,983,847	$2,986,487
0.670% due 04/15/24	1,200,000	1,204,199
Saxon Asset Securities Trust 0.808% (USD LIBOR + 0.660%) due 10/25/35 §	4,150,143	4,083,923
Securitized Asset-Backed Receivables LLC Trust 0.808% (USD LIBOR + 0.660%) due 08/25/35 §	4,968,944	3,874,374
SLM Student Loan Trust 0.767% (USD LIBOR + 0.550%) due 12/15/25 § ~	2,241,391	2,240,650
Soundview Home Loan Trust 0.258% (USD LIBOR + 0.110%) due 02/25/37 §	1,546,770	576,203
SP-STATIC CLO 1 Ltd (Cayman) 1.616% (USD LIBOR + 1.400%) due 07/22/28 § ~	9,674,381	9,678,497
Structured Asset Investment Loan Trust 0.768% (USD LIBOR + 0.620%) due 01/25/36 §	6,642,463	6,096,817
Structured Asset Securities Corp Mortgage Loan Trust
0.318% (USD LIBOR + 0.170%) due 12/25/36 §	405,719	399,294
0.418% (USD LIBOR + 0.270%) due 03/25/36 §	1,858,898	1,742,834
STWD Ltd (Cayman) 1.239% (USD LIBOR + 1.080%) due 07/15/38 § ~	8,700,000	8,667,786
Telos CLO Ltd (Cayman) 1.488% (USD LIBOR + 1.270%) due 01/17/27 § ~	1,505,387	1,506,220
Terwin Mortgage Trust 0.568% (USD LIBOR + 0.420%) due 04/25/37 § ~	402,526	394,517
TICP CLO I Ltd (Cayman) 1.018% (USD LIBOR + 0.800%) due 07/20/27 § ~	1,417,685	1,413,489
Tralee CLO V Ltd (Cayman) 1.328% (USD LIBOR + 1.110%) due 10/20/28 § ~	7,300,000	7,300,113
TRESTLES CLO Ltd (Cayman) 1.505% (USD LIBOR + 1.290%) due 07/25/29 § ~	10,700,000	10,713,647
TRTX Issuer Ltd (Cayman) 1.303% (USD LIBOR + 1.150%) due 10/15/34 § ~	8,500,000	8,494,756
United States Small Business Administration 6.120% due 09/01/21	20,082	20,274
Venture XII CLO Ltd (Cayman) 1.024% (USD LIBOR + 0.800%) due 02/28/26 § ~	4,187,889	4,179,351
Venture XX CLO Ltd (Cayman) 1.057% (USD LIBOR + 0.820%) due 04/15/27 § ~	3,261,874	3,253,902
Zais CLO 1 Ltd (Cayman) 1.387% (USD LIBOR + 1.150%) due 04/15/28 § ~	5,937,736	5,919,058

Total Asset-Backed Securities (Cost $369,037,999)		377,262,716

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 4.3%

Freddie Mac
0.680% due 08/06/25	$35,600,000	$35,705,677
0.690% due 08/05/25	57,100,000	57,126,821
0.700% due 08/18/25	35,100,000	35,104,340

Total U.S. Government Agency Issues (Cost $127,800,000)		127,936,838

U.S. TREASURY OBLIGATIONS - 16.9%

U.S. Treasury Bonds - 14.7%

1.250% due 05/15/50	16,700,000	15,120,023
1.375% due 11/15/40	14,900,000	14,710,258
1.375% due 08/15/50	6,900,000	6,449,344
1.625% due 11/15/50 ‡	35,700,000	35,496,399
2.000% due 02/15/50	2,900,000	3,143,895
2.500% due 02/15/45	1,300,000	1,547,812
2.750% due 08/15/42	26,200,000	32,478,744
2.875% due 05/15/43	27,500,000	34,764,468
2.875% due 08/15/45	30,100,000	38,289,173
3.125% due 02/15/42	8,000,000	10,476,250
3.125% due 08/15/44	48,400,000	63,734,859
3.375% due 05/15/44	26,300,000	35,968,369
3.625% due 02/15/44	13,500,000	19,088,262
3.750% due 11/15/43	20,900,000	30,038,851
4.250% due 05/15/39	4,900,000	7,263,867
4.375% due 11/15/39	20,700,000	31,269,129
4.375% due 05/15/40	26,400,000	40,019,719
4.500% due 08/15/39	7,700,000	11,768,367
4.625% due 02/15/40	5,500,000	8,564,531

		440,192,320

U.S. Treasury Notes - 2.2%

1.750% due 06/30/24 ‡	7,400,000	7,799,484
2.250% due 01/31/24 ‡	6,700,000	7,128,172
2.250% due 08/15/27 ‡	20,000	22,173
2.500% due 05/15/24 ‡	26,900,000	28,992,106
2.625% due 02/15/29 ‡	18,700,000	21,458,980

		65,400,915

Total U.S. Treasury Obligations (Cost $505,183,163)		505,593,235

FOREIGN GOVERNMENT BONDS & NOTES - 6.9%

Abu Dhabi Government (United Arab Emirates) 3.125% due 04/16/30 ~	6,200,000	7,013,750
Brazil Letras do Tesouro Nacional (Brazil) 1.957% due 04/01/21	BRL 438,800,000	84,071,659
Hydro-Quebec (Canada) 8.625% due 06/15/29	$1,000,000	1,529,985
Israel Government International (Israel) 3.875% due 07/03/50	5,400,000	6,504,613
Japan Finance Organization for Municipalities (Japan)
2.125% due 04/13/21 ~	2,000,000	2,009,586
3.375% due 09/27/23 ~	3,200,000	3,449,279
Kuwait Government (Kuwait) 2.750% due 03/20/22 ~	6,000,000	6,176,820
Peruvian Government (Peru)
5.940% due 02/12/29 ~	PEN 35,300,000	12,185,591
6.350% due 08/12/28 ~	26,000,000	9,134,387
6.950% due 08/12/31 ~	4,000,000	1,438,460
8.200% due 08/12/26 ~	14,800,000	5,553,722
Province of Ontario Canada (Canada)
3.150% due 06/02/22	CAD 11,300,000	9,247,109
4.000% due 06/02/21	16,300,000	13,010,548

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Province of Quebec Canada (Canada)
2.750% due 08/25/21	$3,600,000	$3,659,211
3.500% due 12/01/22	CAD 1,900,000	1,584,229
4.250% due 12/01/21	7,500,000	6,110,830
Qatar Government (Qatar)
3.875% due 04/23/23 ~	$200,000	215,190
4.000% due 03/14/29 ~	7,100,000	8,431,250
4.500% due 01/20/22 ~	3,600,000	3,756,924
4.500% due 04/23/28 ~	4,400,000	5,338,850
Saudi Government (Saudi Arabia) 2.375% due 10/26/21 ~	6,600,000	6,706,141
State of Israel (Israel) 3.800% due 05/13/60 ~	6,200,000	7,381,410
Tokyo Metropolitan Government (Japan) 2.000% due 05/17/21 ~	3,000,000	3,018,554

Total Foreign Government Bonds & Notes (Cost $204,436,695)		207,528,098

MUNICIPAL BONDS - 0.1%

City of Chicago IL ‘B’ 5.630% due 01/01/22	1,620,000	1,632,118
7.750% due 01/01/42	952,000	1,032,777

Total Municipal Bonds (Cost $2,544,359)		2,664,895

SHORT-TERM INVESTMENTS - 6.9%

Foreign Government Issue - 0.0%

Letras del Tesoro en Pesos Badlar (Argentina) 38.425% (ARS Deposit + 3.000%) due 09/13/21 § ^ Ω	ARS 3,745,000	27,299

Repurchase Agreements - 6.6%

Bank of America Securities, Inc. 0.100% due 01/05/21 (Dated 12/31/20, repurchase price of $87,800,244; collateralized by U.S. Treasury Bonds: 1.125% due 08/15/40 and value $88,982,986)	$87,800,000	87,800,000
Bank of America Securities, Inc. 0.110% due 01/04/21 (Dated 12/31/20, repurchase price of $80,900,989; collateralized by U.S. Treasury Bonds: 3.000% due 05/15/45 and value $82,362,612)	80,900,000	80,900,000
Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $12,358,150; collateralized by U.S. Treasury Notes: 2.375% due 05/15/27 - 11/15/49 and value $12,605,366)	12,358,150	12,358,150
RBC Capital Markets LLC 0.070% due 01/04/21 (Dated 12/31/20, repurchase price of $17,300,135; collateralized by U.S. Treasury Notes: 0.125% - 2.875% due 11/15/21 - 02/29/24 and value $17,614,191)	17,300,000	17,300,000

		198,358,150

	Principal Amount	Value
U.S. Treasury Bills - 0.3%

0.079% due 01/14/21 ‡	$3,200,000	$3,199,969
0.096% due 02/18/21 ‡	3,100,000	3,099,787
0.104% due 01/26/21 ‡	3,700,000	3,699,915

		9,999,671

Total Short-Term Investments (Cost $208,384,553)		208,385,120

TOTAL INVESTMENTS - 127.8% (Cost $3,737,573,113)		3,828,624,906

TOTAL SECURITIES SOLD SHORT - (0.4%) (Proceeds $13,425,750)		(13,468,483)

DERIVATIVES - (0.4%)		(11,936,852)

OTHER ASSETS & LIABILITIES, NET - (27.0%)		(807,861,171)

NET ASSETS - 100.0%		$2,995,358,400

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	39.0%
Corporate Bonds & Notes	39.9%
U.S. Treasury Obligations	16.9%
Asset-Backed Securities	12.6%
Short-Term Investments	6.9%
Foreign Government Bonds & Notes	6.9%
U.S. Government Agency Issues	4.3%
Others (each less than 3.0%)	1.3%

	127.8%
Derivatives	(0.4%	)
Securities Sold Short	(0.4%	)
Other Assets & Liabilities, Net	(27.0%	)

	100.0%

(b)	Investments with a total aggregate value of $2,748,653 or 0.1% of the Fund’s net assets were in default as of December 31, 2020.

(c)

An Investment with a value of $27,299 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(d)

As of December 31, 2020, investments with a total aggregate value of $70,137,217 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(e)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2020 was $132,005,720 at a weighted average interest rate of 0.876%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2020 was $137,547,111 at a weighted average interest rate of 1.278%.

(f)	Securities sold short outstanding as of December 31, 2020 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.4%)

Fannie Mae 2.500% due 02/11/51	$12,800,000	($13,468,483)

Total Securities Sold Short (Proceeds $13,425,750)		($13,468,483)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(g)	Reverse repurchase agreements outstanding as of December 31, 2020 were as follows:

Counter- party	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount	Value
JPM	U.S. Treasury Bonds 1.625% due 11/15/50	0.090%	12/18/20	01/11/21	($10,274,866)	$10,274,250	($10,274,250)
BOA	U.S. Treasury Bonds 1.625% due 11/15/50	0.060%	12/10/20	01/15/21	(25,052,253)	25,050,750	(25,050,750)

Total Reverse Repurchase Agreements							($35,325,000)

(h)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Buxl	03/21	19	$5,213,756	$5,228,125	$14,369
U.S. Treasury 10-Year Notes	03/21	757	104,423,885	104,525,141	101,256
U.S. Treasury Ultra Long Bonds	03/21	62	13,392,092	13,240,875	(151,217)

					(35,592)

Short Futures Outstanding
U.S. Treasury 5-Year Notes	03/21	1,197	150,633,271	151,018,383	(385,112)
U.S. Treasury 30-Year Bonds	03/21	35	6,061,563	6,011,903	49,660

					(335,452)

Total Futures Contracts					($371,044)

(i)	Forward foreign currency contracts outstanding as of December 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	2,068,000	USD	1,523,373	02/21	BNP	$71,644	$-
AUD	11,123,000	USD	8,243,691	02/21	BOA	335,312	-
AUD	3,202,000	USD	2,367,588	02/21	SCB	102,066	-
CAD	9,182,000	USD	7,130,446	01/21	BNP	83,197	-
CAD	4,954,000	USD	3,868,020	01/21	HSB	23,985	-
CAD	2,176,000	USD	1,701,428	01/21	JPM	8,100	-
CAD	55,293,772	USD	43,401,705	01/21	TDB	37,799	-
EUR	1,929,000	USD	2,297,522	02/21	CIT	61,519	-
EUR	7,474,000	USD	9,101,360	02/21	HSB	38,856	-
GBP	764,000	USD	1,032,206	02/21	BRC	12,889	-
GBP	1,569,000	USD	2,107,548	02/21	CIT	38,728	-
GBP	36,852,000	USD	49,221,941	02/21	SCB	1,188,860	-
MXN	2,908,000	USD	133,978	03/21	GSC	11,088	-
RUB	172,457	USD	2,241	01/21	CIT	88	-
RUB	214,687	USD	2,802	01/21	GSC	97	-
RUB	254,865	USD	3,461	02/21	CIT	-	(32)
RUB	275,364	USD	3,729	02/21	HSB	-	(24)
RUB	1,009,805	USD	13,500	02/21	HSB	89	-
RUB	454,689	USD	6,151	02/21	UBS	-	(33)
RUB	311,784	USD	4,070	02/21	UBS	126	-
USD	12,004,724	AUD	16,362,000	02/21	HSB	-	(615,041)
USD	15,669,826	BRL	86,300,000	04/21	BNP	-	(907,360)
USD	65,366,043	BRL	352,500,000	04/21	JPM	-	(2,344,943)
USD	42,680,764	CAD	55,293,772	01/21	TDB	-	(758,739)
USD	43,405,851	CAD	55,293,772	02/21	TDB	-	(38,536)
USD	4,266,864	EUR	3,577,000	02/21	BOA	-	(107,575)
USD	72,625,844	EUR	61,328,000	02/21	UBS	-	(2,374,312)
USD	169,961,186	GBP	128,860,000	02/21	BOA	-	(6,309,732)
USD	6,328,129	GBP	4,795,000	02/21	SCB	-	(231,075)
USD	1,147,809	JPY	120,468,982	02/21	HSB	-	(19,511)
USD	4,346,000	PEN	15,649,729	01/21	CIT	22,215	-
USD	9,893,282	PEN	35,492,760	02/21	CIT	86,042	-
USD	2,935,905	PEN	10,519,346	03/21	DUB	29,490	-

Total Forward Foreign Currency Contracts						$2,152,190	($13,706,913)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(j)	Premiums received and value of written options outstanding as of December 31, 2020 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - Fannie Mae 2.000% due 02/11/51	$102.19	02/04/21	JPM	$13,100,000	$32,750	($28,830)
Put - Fannie Mae 2.000% due 02/11/51	102.27	02/04/21	JPM	4,900,000	11,867	(11,069)
Put - Ginnie Mae 2.500% due 02/18/51	103.77	02/11/21	JPM	13,500,000	22,148	(12,170)
Put - Fannie Mae 2.000% due 03/11/51	102.13	03/04/21	JPM	5,900,000	18,439	(5,720)
Put - Ginnie Mae 2.500% due 03/18/51	103.58	03/11/21	JPM	6,500,000	15,234	(29,250)

Total Written Options					$100,438	($87,039)

(k)	Swap agreements outstanding as of December 31, 2020 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/20 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Q	1.000%	12/20/21	MSC	0.229%	EUR 6,100,000	$58,828	$39,916	$18,912
South Africa Government	Q	1.000%	06/20/24	GSC	1.542%	$4,600,000	(83,839)	(130,145)	46,306

							(25,011)	(90,229)	65,218

				Exchange
Tesco PLC	Q	1.000%	06/20/22	ICE	0.238%	EUR 9,100,000	129,793	(107,537)	237,330
General Electric Co	Q	1.000%	12/20/23	ICE	0.572%	$2,900,000	37,675	(77,737)	115,412
General Electric Co	Q	1.000%	06/20/24	ICE	0.682%	3,950,000	44,540	(54,633)	99,173
General Electric Co	Q	1.000%	12/20/24	ICE	0.764%	2,200,000	21,086	(27,204)	48,290
Rolls-Royce PLC	Q	1.000%	06/20/25	ICE	2.914%	EUR 7,700,000	(749,935)	(1,048,814)	298,879

							(516,841)	(1,315,925)	799,084

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							($541,852)	($1,406,154)	$864,302

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY35 5Y	Q	5.000%	12/20/25	ICE	$7,700,000	($729,859)	($560,195)	($169,664)

Credit Default Swaps on Credit Indices – Sell Protection (1)
Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX iTraxx Main HY34 5Y	Q	1.000%	12/20/25	ICE	EUR 59,100,000	$1,902,884	$1,490,699	$412,185

Total Credit Default Swaps						$631,173	($475,650)	$1,106,823

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.800%	3-Month USD-LIBOR	S/Q	CME	08/22/23	$106,300,000	$8,283,994	($316,419)	$8,600,413
0.100%	6-Month JPY-LIBOR	S/S	LCH	03/20/24	JPY 29,700,000,000	1,483,952	793,233	690,719
1.235%	3-Month CAD-CDOR	S/S	LCH	03/04/25	CAD 13,300,000	245,436	12,239	233,197
(0.095%)	6-Month JPY-LIBOR	S/S	LCH	09/13/26	JPY 950,000,000	(34,617)	-	(34,617)
(0.092%)	6-Month JPY-LIBOR	S/S	LCH	09/13/26	470,000,000	(16,304)	-	(16,304)
(0.068%)	6-Month JPY-LIBOR	S/S	LCH	09/18/26	790,000,000	(17,163)	-	(17,163)
(0.062%)	6-Month JPY-LIBOR	S/S	LCH	09/18/26	1,260,000,000	(23,004)	(462)	(22,542)
(0.064%)	6-Month JPY-LIBOR	S/S	LCH	09/19/26	476,000,000	(8,941)	-	(8,941)
(0.063%)	6-Month JPY-LIBOR	S/S	LCH	09/19/26	476,000,000	(9,219)	-	(9,219)
(0.087%)	6-Month JPY-LIBOR	S/S	LCH	09/20/26	238,000,000	(7,735)	-	(7,735)
(0.097%)	6-Month JPY-LIBOR	S/S	LCH	09/24/26	580,000,000	(22,346)	654	(23,000)
0.036%	6-Month JPY-LIBOR	S/S	LCH	03/10/38	413,000,000	(124,732)	-	(124,732)
0.040%	6-Month JPY-LIBOR	S/S	LCH	03/10/38	413,000,000	(121,895)	-	(121,895)
0.122%	6-Month JPY-LIBOR	S/S	LCH	08/22/39	2,620,000,000	(579,089)	332,691	(911,780)
0.103%	6-Month JPY-LIBOR	S/S	LCH	08/28/39	630,000,000	(161,620)	-	(161,620)

						$8,886,717	$821,936	$8,064,781

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.300%	6-Month JPY-LIBOR	S/S	CME	03/18/26	JPY 10,140,000,000	($1,815,618)	($347,978)	($1,467,640)
0.300%	6-Month JPY-LIBOR	S/S	LCH	03/18/26	6,760,000,000	(1,210,412)	(748,986)	(461,426)
0.300%	6-Month JPY-LIBOR	S/S	LCH	09/20/27	3,480,000,000	(752,279)	(126,555)	(625,724)
0.300%	6-Month JPY-LIBOR	S/S	LCH	03/20/28	1,770,000,000	(399,621)	95,394	(495,015)
0.399%	6-Month JPY-LIBOR	S/S	LCH	06/18/28	500,000,000	(147,844)	(346)	(147,498)
0.450%	6-Month JPY-LIBOR	S/S	LCH	03/20/29	1,250,000,000	(457,104)	(77,468)	(379,636)
0.750%	6-Month JPY-LIBOR	S/S	LCH	03/20/38	3,760,000,000	(3,382,469)	106,825	(3,489,294)
0.800%	6-Month JPY-LIBOR	S/S	LCH	10/22/38	220,000,000	(217,831)	-	(217,831)
0.705%	6-Month JPY-LIBOR	S/S	LCH	10/31/38	630,000,000	(519,242)	36,836	(556,078)
0.785%	6-Month JPY-LIBOR	S/S	LCH	11/12/38	310,000,000	(297,822)	970	(298,792)
0.750%	6-Month JPY-LIBOR	S/S	LCH	12/20/38	2,052,800,000	(1,833,437)	(967,099)	(866,338)
0.500%	12-Month GBP-SONIA	A/A	LCH	06/16/51	GBP 38,800,000	(2,948,262)	(2,857,884)	(90,378)

						($13,981,941)	($4,886,291)	($9,095,650)

Total Interest Rate Swaps						($5,095,224)	($4,064,355)	($1,030,869)

Total Swap Agreements						($4,464,051)	($4,540,005)	$ 75,954

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$39,916	$65,218
Liabilities	(130,145)	-
Centrally Cleared Swap Agreements (1)
Assets	2,869,541	10,735,598
Liabilities	(7,319,317)	(10,724,862)

	($4,540,005)	$75,954

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(l)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$30,829,634	$-	$-	$30,829,634
	Corporate Bonds & Notes	1,194,822,057	-	1,194,822,057	-
	Senior Loan Notes	4,723,951	-	4,723,951	-
	Mortgage-Backed Securities	1,168,878,362	-	1,168,878,362	-
	Asset-Backed Securities	377,262,716	-	377,262,716	-
	U.S. Government Agency Issues	127,936,838	-	127,936,838	-
	U.S. Treasury Obligations	505,593,235	-	505,593,235	-
	Foreign Government Bonds & Notes	207,528,098	-	207,528,098	-
	Municipal Bonds	2,664,895	-	2,664,895	-
	Short-Term Investments	208,385,120	-	208,385,120	-
	Derivatives:
	Credit Contracts
	Swaps	1,276,487	-	1,276,487	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,152,190	-	2,152,190	-
	Interest Rate Contracts
	Futures	165,285	165,285	-	-
	Swaps	9,524,329	-	9,524,329	-

	Total Interest Rate Contracts	9,689,614	165,285	9,524,329	-

	Total Asset - Derivatives	13,118,291	165,285	12,953,006	-

	Total Assets	3,841,743,197	165,285	3,810,748,278	30,829,634

Liabilities	Sale-buyback Financial Transactions	(140,393,288)	-	(140,393,288)	-
	Securities Sold Short
	Mortgage-Backed Securities	(13,468,483)	-	(13,468,483)	-
	Reverse Repurchase Agreements	(35,325,000)	-	(35,325,000)	-
	Derivatives:
	Credit Contracts
	Swaps	(169,664)	-	(169,664)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(13,706,913)	-	(13,706,913)	-
	Interest Rate Contracts
	Futures	(536,329)	(536,329)	-	-
	Written Options	(87,039)	-	(87,039)	-
	Swaps	(10,555,198)	-	(10,555,198)	-

	Total Interest Rate Contracts	(11,178,566)	(536,329)	(10,642,237)	-

	Total Liabilities - Derivatives	(25,055,143)	(536,329)	(24,518,814)	-

	Total Liabilities	(214,241,914)	(536,329)	(213,705,585)	-

	Total	$3,627,501,283	($371,044)	$3,597,042,693	$30,829,634

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2020:

Preferred Stocks
Value, Beginning of Year	$ -
Purchases	31,052,577
Sales (Includes Paydowns)	-
Accrued Discounts (Premiums)	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation (Depreciation)	(222,943)
Transfers In	-
Transfers Out	-

Value, End of Year	$30,829,634

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($222,943)

Additional information about Level 3 fair value measurements as of December 31, 2020 was as follows:

	Value at 12/31/20	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Preferred Stocks	$30,829,634	Recent Transaction	Purchase Price	27.05	N/A

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 50.2%

Basic Materials - 0.7%

LYB International Finance III LLC 1.250% due 10/01/25	$1,675,000	$1,705,508
Newmont Corp 3.625% due 06/09/21	4,600,000	4,641,845
Nucor Corp 2.000% due 06/01/25	670,000	710,139
POSCO (South Korea) 2.375% due 11/12/22 ~	2,080,000	2,140,490
2.375% due 01/17/23 ~	1,055,000	1,088,339
Syngenta Finance NV (Switzerland) 3.933% due 04/23/21 ~	1,115,000	1,122,548

		11,408,869

Communications - 3.2%

Baidu Inc (China) 2.875% due 07/06/22	1,675,000	1,726,466
3.500% due 11/28/22	1,430,000	1,502,822
Booking Holdings Inc 4.100% due 04/13/25	1,565,000	1,776,248
Charter Communications Operating LLC 4.464% due 07/23/22	9,047,000	9,540,057
4.908% due 07/23/25	4,394,000	5,108,193
Comcast Corp 3.100% due 04/01/25	555,000	611,094
3.700% due 04/15/24	1,935,000	2,129,563
3.950% due 10/15/25	250,000	287,345
Cox Communications Inc 2.950% due 06/30/23 ~	1,120,000	1,178,628
3.150% due 08/15/24 ~	3,820,000	4,143,078
Expedia Group Inc 3.600% due 12/15/23 ~	2,535,000	2,703,210
Fox Corp 3.050% due 04/07/25	350,000	383,226
3.666% due 01/25/22	1,880,000	1,946,248
4.030% due 01/25/24	780,000	859,417
JD.com Inc (China) 3.125% due 04/29/21	5,100,000	5,135,378
Sky Ltd (United Kingdom) 3.750% due 09/16/24 ~	710,000	791,131
T-Mobile USA Inc 3.500% due 04/15/25 ~	1,905,000	2,106,892
Verizon Communications Inc 0.850% due 11/20/25	3,120,000	3,145,269
5.150% due 09/15/23	1,350,000	1,522,516
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	1,660,000	1,814,773
WPP Finance 2010 (United Kingdom) 3.625% due 09/07/22	565,000	593,859

		49,005,413

Consumer, Cyclical - 4.9%

American Airlines Pass-Through Trust ‘B’ 3.700% due 04/15/27	1,225,465	1,039,940
AutoZone Inc 3.625% due 04/15/25	920,000	1,031,369
BMW US Capital LLC (Germany) 0.714% (USD LIBOR + 0.500%) due 08/13/21 § ~	1,980,000	1,984,815
1.850% due 09/15/21 ~	2,450,000	2,472,998
Daimler Finance North America LLC (Germany) 1.750% due 03/10/23 ~	3,105,000	3,188,665
2.300% due 02/12/21 ~	4,525,000	4,534,196
Ford Motor Credit Co LLC 3.470% due 04/05/21	750,000	752,344
3.813% due 10/12/21	905,000	916,878
5.875% due 08/02/21	525,000	537,994

	Principal Amount	Value
General Motors Co 4.875% due 10/02/23	$1,265,000	$1,404,545
5.400% due 10/02/23	2,160,000	2,420,035
General Motors Financial Co Inc 2.900% due 02/26/25	3,270,000	3,494,813
3.200% due 07/06/21	1,345,000	1,359,575
4.200% due 03/01/21	455,000	456,122
4.200% due 11/06/21	2,435,000	2,510,071
Harley-Davidson Financial Services Inc 1.168% (USD LIBOR + 0.940%) due 03/02/21 § ~	1,550,000	1,550,324
2.550% due 06/09/22 ~	685,000	698,713
3.550% due 05/21/21 ~	500,000	505,520
4.050% due 02/04/22 ~	2,675,000	2,769,262
Hasbro Inc 2.600% due 11/19/22	1,550,000	1,610,186
3.000% due 11/19/24	2,085,000	2,259,690
Hyundai Capital America 1.150% due 11/10/22 ~	1,760,000	1,762,039
2.375% due 02/10/23 ~	3,340,000	3,445,622
2.450% due 06/15/21 ~	1,350,000	1,360,766
2.850% due 11/01/22 ~	893,000	925,910
3.000% due 06/20/22 ~	1,950,000	2,011,736
3.950% due 02/01/22 ~	955,000	986,958
Marriott International Inc 3.125% due 02/15/23	685,000	707,503
3.600% due 04/15/24	357,000	380,707
McDonald’s Corp 1.450% due 09/01/25	1,035,000	1,074,023
Nissan Motor Acceptance Corp 2.600% due 09/28/22 ~	1,685,000	1,729,453
3.650% due 09/21/21 ~	1,365,000	1,389,120
Nissan Motor Co Ltd (Japan) 3.043% due 09/15/23 ~	2,335,000	2,442,879
O’Reilly Automotive Inc 3.800% due 09/01/22	1,760,000	1,843,092
Panasonic Corp (Japan) 2.536% due 07/19/22 ~	1,395,000	1,434,375
QVC Inc 4.375% due 03/15/23	1,825,000	1,920,028
Ralph Lauren Corp 1.700% due 06/15/22	430,000	437,903
Ross Stores Inc 4.600% due 04/15/25	4,315,000	4,981,705
Starbucks Corp 1.300% due 05/07/22	805,000	816,512
The TJX Cos Inc 3.500% due 04/15/25	1,450,000	1,620,201
United Airlines Pass-Through Trust ‘B’ 3.500% due 11/01/29	716,990	671,960
Volkswagen Group of America Finance LLC (Germany) 0.750% due 11/23/22 ~	1,475,000	1,480,051
0.875% due 11/22/23 ~	1,415,000	1,423,672
2.500% due 09/24/21 ~	510,000	517,670
2.700% due 09/26/22 ~	1,190,000	1,234,310
2.900% due 05/13/22 ~	735,000	758,458
3.125% due 05/12/23 ~	680,000	718,575
Walgreen Co 3.100% due 09/15/22	755,000	788,350

		76,361,633

Consumer, Non-Cyclical - 8.3%

AbbVie Inc 2.300% due 05/14/21	1,730,000	1,739,619
2.600% due 11/21/24	7,590,000	8,140,769
2.900% due 11/06/22	3,195,000	3,343,305
3.200% due 11/06/22	260,000	272,294
3.250% due 10/01/22	330,000	343,849
3.450% due 03/15/22	1,100,000	1,134,739

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Altria Group Inc 3.490% due 02/14/22	$1,300,000	$1,344,546
3.800% due 02/14/24	3,330,000	3,637,382
Anthem Inc 2.375% due 01/15/25	780,000	834,560
Archer-Daniels-Midland Co 2.750% due 03/27/25	545,000	593,339
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	2,095,000	2,145,556
Baxalta Inc 3.600% due 06/23/22	675,000	702,558
Bayer US Finance II LLC (Germany) 0.881% (USD LIBOR + 0.630%) due 06/25/21 § ~	2,035,000	2,039,324
3.500% due 06/25/21 ~	2,880,000	2,915,106
3.875% due 12/15/23 ~	3,750,000	4,088,565
Becton Dickinson & Co 2.894% due 06/06/22	6,094,000	6,300,058
Becton Dickinson and Co 3.363% due 06/06/24	2,385,000	2,593,466
3.734% due 12/15/24	675,000	748,629
Bristol-Myers Squibb Co 2.600% due 05/16/22	860,000	887,529
2.750% due 02/15/23	1,320,000	1,385,900
2.900% due 07/26/24	1,780,000	1,933,450
3.250% due 02/20/23	390,000	410,501
3.550% due 08/15/22	3,060,000	3,225,790
3.625% due 05/15/24	345,000	378,357
Bunge Ltd Finance Corp 3.000% due 09/25/22	4,810,000	4,996,296
4.350% due 03/15/24	235,000	259,353
Cardinal Health Inc 2.616% due 06/15/22	210,000	216,247
3.079% due 06/15/24	1,285,000	1,383,640
3.200% due 03/15/23	1,530,000	1,619,360
3.500% due 11/15/24	2,100,000	2,304,568
Cargill Inc 1.375% due 07/23/23 ~	1,175,000	1,204,708
China Mengniu Dairy Co Ltd (China) 1.875% due 06/17/25 ~	3,737,000	3,773,660
Cigna Corp 0.879% (USD LIBOR + 0.650%) due 09/17/21 §	1,060,000	1,060,170
3.000% due 07/15/23	1,245,000	1,318,904
3.750% due 07/15/23	1,300,000	1,405,634
3.900% due 02/15/22	1,040,000	1,080,775
CVS Health Corp 2.625% due 08/15/24	615,000	659,244
3.700% due 03/09/23	705,000	754,913
Diageo Capital PLC (United Kingdom) 1.375% due 09/29/25	1,300,000	1,338,220
EMD Finance LLC (Germany) 2.950% due 03/19/22 ~	800,000	821,612
Equifax Inc 2.300% due 06/01/21	1,025,000	1,030,824
3.600% due 08/15/21	195,000	198,681
3.950% due 06/15/23	425,000	459,447
Gilead Sciences Inc 0.750% due 09/29/23	4,920,000	4,935,268
Global Payments Inc 2.650% due 02/15/25	1,420,000	1,521,250
HPHT Finance 17 Ltd (Hong Kong) 2.750% due 09/11/22 ~	2,535,000	2,600,441
Humana Inc 2.900% due 12/15/22	340,000	355,332
3.150% due 12/01/22	800,000	835,996
3.850% due 10/01/24	1,195,000	1,323,648
4.500% due 04/01/25	2,015,000	2,315,918

	Principal Amount	Value
Imperial Brands Finance PLC (United Kingdom) 3.125% due 07/26/24 ~	$1,630,000	$1,747,389
3.500% due 02/11/23 ~	2,895,000	3,032,489
3.750% due 07/21/22 ~	2,920,000	3,045,907
Moody’s Corp 3.750% due 03/24/25	2,185,000	2,455,655
PayPal Holdings Inc 1.350% due 06/01/23	3,060,000	3,134,839
PeaceHealth Obligated Group 1.375% due 11/15/25	455,000	464,619
PepsiCo Inc 0.750% due 05/01/23	4,080,000	4,139,358
Perrigo Co PLC 4.000% due 11/15/23	1,355,000	1,463,600
Perrigo Finance Unlimited Co 3.900% due 12/15/24	5,705,000	6,278,906
Philip Morris International Inc 1.125% due 05/01/23	1,875,000	1,912,568
Prosperous Ray Ltd (China) 4.625% due 11/12/23 ~	2,900,000	3,154,961
Royalty Pharma PLC 0.750% due 09/02/23 ~	1,865,000	1,875,016
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	290,000	307,656
Stryker Corp 0.600% due 12/01/23	775,000	776,346
Takeda Pharmaceutical Co Ltd (Japan) 4.000% due 11/26/21	3,015,000	3,102,503
Thermo Fisher Scientific Inc 4.133% due 03/25/25	725,000	824,525

		128,629,637

Diversified - 0.2%

CK Hutchison International 17 II Ltd (United Kingdom) 2.750% due 03/29/23 ~	2,200,000	2,294,460

Energy - 6.9%

Aker BP ASA (Norway) 3.000% due 01/15/25 ~	1,725,000	1,813,416
BP Capital Markets America Inc 2.937% due 04/06/23	1,325,000	1,398,847
Canadian Natural Resources Ltd (Canada) 2.050% due 07/15/25	2,725,000	2,860,935
Cenovus Energy Inc (Canada) 3.000% due 08/15/22	4,173,000	4,265,072
3.800% due 09/15/23	505,000	524,769
Cheniere Corpus Christi Holdings LLC 5.875% due 03/31/25	2,805,000	3,266,647
7.000% due 06/30/24	4,035,000	4,714,588
Chevron Corp 1.141% due 05/11/23	1,785,000	1,823,106
Diamondback Energy Inc 2.875% due 12/01/24	4,735,000	4,980,839
4.750% due 05/31/25	2,280,000	2,568,844
Energy Transfer Operating LP 2.900% due 05/15/25	440,000	465,883
3.600% due 02/01/23	675,000	707,300
4.200% due 09/15/23	510,000	550,203
4.250% due 03/15/23	2,395,000	2,547,297
4.900% due 02/01/24	485,000	531,265
5.875% due 01/15/24	4,465,000	5,020,886
Eni SPA (Italy) 4.000% due 09/12/23 ~	1,835,000	1,999,029
Enterprise Products Operating LLC 3.500% due 02/01/22	3,085,000	3,190,120
EOG Resources Inc 2.625% due 03/15/23	520,000	542,937

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
EQT Corp 3.000% due 10/01/22	$3,940,000	$3,976,937
4.875% due 11/15/21	491,000	504,809
Exxon Mobil Corp 1.571% due 04/15/23	3,465,000	3,564,788
1.902% due 08/16/22	645,000	663,747
2.992% due 03/19/25	3,865,000	4,232,770
Gray Oak Pipeline LLC 2.000% due 09/15/23 ~	275,000	279,443
2.600% due 10/15/25 ~	910,000	938,743
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	260,000	272,958
Kinder Morgan Inc 5.000% due 02/15/21 ~	1,265,000	1,268,756
Marathon Oil Corp 2.800% due 11/01/22	1,196,000	1,229,673
MPLX LP 1.330% (USD LIBOR + 1.100%) due 09/09/22 §	1,550,000	1,550,283
Occidental Petroleum Corp 2.600% due 08/13/21	1,795,000	1,814,072
Reliance Industries Ltd (India) 5.400% due 02/14/22 ~	3,300,000	3,456,922
Sabine Pass Liquefaction LLC 5.625% due 04/15/23	3,230,000	3,550,457
6.250% due 03/15/22	5,211,000	5,485,711
Saudi Arabian Oil Co (Saudi Arabia) 2.750% due 04/16/22 ~	3,415,000	3,509,641
Schlumberger Finance Canada Ltd 1.400% due 09/17/25	680,000	700,060
Schlumberger Holdings Corp 3.750% due 05/01/24 ~	3,040,000	3,316,568
4.000% due 12/21/25 ~	750,000	853,168
Spectra Energy Partners LP 4.600% due 06/15/21	1,870,000	1,884,724
Suncor Energy Inc (Canada) 2.800% due 05/15/23	3,055,000	3,216,054
Sunoco Logistics Partners Operations LP 3.450% due 01/15/23	200,000	208,758
4.250% due 04/01/24	135,000	146,218
4.400% due 04/01/21	1,145,000	1,152,192
The Williams Cos Inc 3.350% due 08/15/22	875,000	910,478
3.700% due 01/15/23	3,835,000	4,064,790
4.300% due 03/04/24	565,000	623,798
Valero Energy Corp 1.200% due 03/15/24	1,680,000	1,696,594
2.700% due 04/15/23	3,565,000	3,722,323
3.650% due 03/15/25	480,000	525,362
Western Midstream Operating LP 4.000% due 07/01/22	3,155,000	3,247,678

		106,340,458

Financial - 16.3%

AerCap Ireland Capital DAC (Ireland) 3.950% due 02/01/22	2,875,000	2,957,073
4.125% due 07/03/23	702,000	752,151
4.450% due 12/16/21	2,895,000	2,981,839
4.500% due 09/15/23	2,095,000	2,272,707
AIA Group Ltd (Hong Kong) 0.759% (USD LIBOR + 0.520%) due 09/20/21 § ~	2,060,000	2,059,732
Air Lease Corp 2.250% due 01/15/23	1,480,000	1,520,540
2.500% due 03/01/21	950,000	952,931
3.500% due 01/15/22	900,000	926,321
American Express Co 3.700% due 08/03/23	170,000	184,168

	Principal Amount	Value
American International Group Inc 2.500% due 06/30/25	$2,865,000	$3,081,179
4.875% due 06/01/22	1,420,000	1,506,834
Aon Corp 2.200% due 11/15/22	715,000	739,450
Aon PLC 2.800% due 03/15/21	4,175,000	4,188,644
Avolon Holdings Funding Ltd (Ireland) 2.875% due 02/15/25 ~	1,700,000	1,736,404
3.625% due 05/01/22 ~	2,800,000	2,861,410
3.950% due 07/01/24 ~	560,000	591,839
5.125% due 10/01/23 ~	1,890,000	2,024,275
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	4,200,000	4,231,986
Banco del Estado de Chile (Chile) 2.704% due 01/09/25 ~	1,010,000	1,068,716
Banco Santander Mexico SA Institucion de Banca (Mexico) 4.125% due 11/09/22 ~	3,500,000	3,696,875
5.375% due 04/17/25 ~	155,000	178,268
Bank of America Corp 0.901% (USD LIBOR + 0.650%) due 06/25/22 §	2,975,000	2,982,681
1.378% (USD LIBOR + 1.160%) due 01/20/23 §	4,085,000	4,127,688
2.503% due 10/21/22	2,000,000	2,036,098
Banque Federative du Credit Mutuel SA (France) 0.650% due 02/27/24 ~	2,045,000	2,051,407
2.125% due 11/21/22 ~	2,480,000	2,561,797
Barclays Bank PLC (United Kingdom) 1.700% due 05/12/22	1,245,000	1,267,225
BDO Unibank Inc (Philippines) 2.950% due 03/06/23 ~	3,700,000	3,850,090
BPCE SA (France) 1.433% (USD LIBOR + 1.220%) due 05/22/22 § ~	815,000	825,216
5.700% due 10/22/23 ~	1,255,000	1,421,291
Brixmor Operating Partnership LP REIT 3.250% due 09/15/23	2,690,000	2,850,354
Capital One Financial Corp 3.200% due 01/30/23	1,335,000	1,407,303
3.500% due 06/15/23	965,000	1,036,210
3.900% due 01/29/24	1,290,000	1,413,646
CC Holdings GS V LLC REIT 3.849% due 04/15/23	5,825,000	6,253,569
Citibank NA 2.844% due 05/20/22	2,610,000	2,635,115
Citigroup Inc 2.312% due 11/04/22	2,255,000	2,291,499
2.900% due 12/08/21	4,145,000	4,235,048
3.106% due 04/08/26	1,845,000	2,018,223
Citizens Bank NA 2.550% due 05/13/21	1,035,000	1,041,417
2.650% due 05/26/22	1,300,000	1,338,547
3.250% due 02/14/22	2,345,000	2,414,957
Cooperatieve Rabobank UA (Netherlands) 3.950% due 11/09/22	3,375,000	3,588,312
Credicorp Ltd (Peru) 2.750% due 06/17/25 ~	665,000	692,598
Credit Suisse AG (Switzerland) 1.000% due 05/05/23	3,030,000	3,076,710
2.100% due 11/12/21	2,520,000	2,559,089
2.800% due 04/08/22	2,420,000	2,498,693
Danske Bank AS (Denmark) 1.226% due 06/22/24 ~	3,065,000	3,109,673
3.001% due 09/20/22 ~	3,275,000	3,327,689
5.000% due 01/12/22 ~	1,835,000	1,916,201
5.375% due 01/12/24 ~	255,000	287,926

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Deutsche Bank AG (Germany) 1.510% (USD LIBOR + 1.290%) due 02/04/21 §	$2,190,000	$2,191,218
3.150% due 01/22/21	1,875,000	1,877,102
3.375% due 05/12/21	225,000	227,182
4.250% due 10/14/21	2,995,000	3,071,832
Discover Bank 3.200% due 08/09/21	380,000	385,639
Fifth Third Bancorp 1.625% due 05/05/23	1,190,000	1,228,000
First Niagara Financial Group Inc 7.250% due 12/15/21	1,140,000	1,213,141
Highwoods Realty LP REIT 3.625% due 01/15/23	1,305,000	1,359,748
HSBC Holdings PLC (United Kingdom) 1.645% due 04/18/26	1,375,000	1,406,889
2.099% due 06/04/26	3,515,000	3,655,697
ING Groep NV (Netherlands) 1.401% (USD LIBOR + 1.150%) due 03/29/22 §	1,970,000	1,991,221
Intercontinental Exchange Inc 0.700% due 06/15/23	1,320,000	1,332,263
JPMorgan Chase & Co 2.083% due 04/22/26	3,500,000	3,698,757
KeyBank NA 3.300% due 02/01/22	3,200,000	3,303,356
Lloyds Banking Group PLC (United Kingdom) 1.326% due 06/15/23	935,000	945,547
4.500% due 11/04/24	1,025,000	1,147,781
Marsh & McLennan Cos Inc 3.875% due 03/15/24	1,815,000	2,003,659
Metropolitan Life Global Funding I 0.900% due 06/08/23 ~	2,355,000	2,385,275
Mitsubishi UFJ Financial Group Inc (Japan) 0.865% (USD LIBOR + 0.650%) due 07/26/21 §	655,000	657,054
3.218% due 03/07/22	6,185,000	6,396,120
Morgan Stanley 0.560% due 11/10/23	2,595,000	2,601,633
2.750% due 05/19/22	2,005,000	2,070,974
Nasdaq Inc 0.445% due 12/21/22	1,680,000	1,682,174
Natwest Group PLC (United Kingdom) 3.875% due 09/12/23	2,030,000	2,203,609
NatWest Markets PLC (United Kingdom) 2.375% due 05/21/23 ~	2,970,000	3,090,135
New York Life Global Funding 1.100% due 05/05/23 ~	1,385,000	1,409,549
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	1,550,000	1,627,291
PNC Bank NA 2.950% due 01/30/23	1,305,000	1,373,252
QNB Finance Ltd (Qatar) 2.625% due 05/12/25 ~	1,280,000	1,350,571
3.500% due 03/28/24 ~	2,320,000	2,493,668
Reinsurance Group of America Inc 5.000% due 06/01/21	410,000	417,628
Santander UK PLC (United Kingdom) 2.100% due 01/13/23	2,190,000	2,263,446
SBA Tower Trust REIT 1.884% due 07/15/50 ~	725,000	748,438
2.836% due 01/15/50 ~	1,725,000	1,840,789
3.168% due 04/09/47 ~	2,360,000	2,381,063
3.448% due 03/15/48 ~	4,500,000	4,778,212
Simon Property Group LP REIT 2.000% due 09/13/24	899,000	939,821
2.625% due 06/15/22	2,235,000	2,293,935
3.375% due 10/01/24	2,205,000	2,398,566
3.500% due 09/01/25	555,000	616,593

	Principal Amount	Value
Societe Generale SA (France) 2.625% due 10/16/24 ~	$335,000	$355,088
Standard Chartered PLC (United Kingdom) 1.319% due 10/14/23 ~	945,000	955,726
1.368% (USD LIBOR + 1.150%) due 01/20/23 § ~	1,460,000	1,469,816
2.744% due 09/10/22 ~	2,965,000	3,007,585
3.885% due 03/15/24 ~	395,000	420,447
3.950% due 01/11/23 ~	835,000	879,029
State Street Corp 2.825% due 03/30/23	625,000	645,143
Swedbank AB (Sweden) 0.600% due 09/25/23 ~	2,540,000	2,546,883
1.300% due 06/02/23 ~	2,205,000	2,249,232
Synchrony Bank 3.000% due 06/15/22	705,000	728,209
Synchrony Financial 2.850% due 07/25/22	6,027,000	6,225,394
The Bank of Nova Scotia (Canada) 0.550% due 09/15/23	745,000	748,140
The Charles Schwab Corp 4.200% due 03/24/25	2,275,000	2,610,814
The Goldman Sachs Group Inc 1.325% (USD LIBOR + 1.110%) due 04/26/22 §	3,080,000	3,088,621
3.500% due 04/01/25	2,170,000	2,414,971
5.750% due 01/24/22	2,010,000	2,124,846
The Western Union Co 2.850% due 01/10/25	2,440,000	2,622,687
3.600% due 03/15/22	2,815,000	2,908,346
Trinity Acquisition PLC 3.500% due 09/15/21	1,045,000	1,063,912
Truist Bank 1.250% due 03/09/23	4,580,000	4,672,089
2.800% due 05/17/22	2,035,000	2,102,236
UBS AG (Switzerland) 1.750% due 04/21/22 ~	720,000	732,925
UBS Group AG (Switzerland) 1.008% due 07/30/24 ~	2,455,000	2,480,142
1.433% (USD LIBOR + 1.220%) due 05/23/23 § ~	3,105,000	3,141,259
Ventas Realty LP REIT 3.100% due 01/15/23	455,000	477,753
Wells Fargo & Co 1.654% due 06/02/24	1,780,000	1,829,004
2.188% due 04/30/26	1,575,000	1,659,681
3.500% due 03/08/22	1,290,000	1,337,621
4.125% due 08/15/23	765,000	836,128
Wells Fargo Bank NA 2.082% due 09/09/22	2,020,000	2,043,331
Willis Towers Watson PLC 5.750% due 03/15/21	3,592,000	3,628,280

		252,693,780

Industrial - 3.9%

Amphenol Corp 2.050% due 03/01/25	1,580,000	1,670,111
Avnet Inc 3.750% due 12/01/21	1,520,000	1,557,181
Boral Finance Pty Ltd (Australia) 3.000% due 11/01/22 ~	475,000	485,708
Carrier Global Corp 2.242% due 02/15/25	3,225,000	3,417,042
CNH Industrial Capital LLC 3.875% due 10/15/21	3,305,000	3,383,862
DAE Funding LLC (United Arab Emirates) 5.250% due 11/15/21 ~	3,080,000	3,149,300
Eagle Materials Inc 4.500% due 08/01/26	2,175,000	2,259,680

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Eastern Creation II Investment Holdings Ltd (China) 1.000% due 09/10/23 ~	$3,060,000	$3,050,755
FedEx Corp 3.800% due 05/15/25	1,070,000	1,208,847
General Electric Co 3.450% due 05/15/24	905,000	988,076
Heathrow Funding Ltd (United Kingdom) 4.875% due 07/15/23 ~	3,180,000	3,246,533
Honeywell International Inc 1.350% due 06/01/25	1,860,000	1,925,594
Keysight Technologies Inc 4.550% due 10/30/24	1,038,000	1,174,670
Northrop Grumman Corp 2.550% due 10/15/22	1,445,000	1,501,265
Otis Worldwide Corp 2.056% due 04/05/25	1,870,000	1,983,510
Penske Truck Leasing Co LP 3.300% due 04/01/21 ~	5,780,000	5,806,741
3.375% due 02/01/22 ~	1,467,000	1,506,063
3.650% due 07/29/21 ~	580,000	589,062
Republic Services Inc 2.500% due 08/15/24	1,575,000	1,682,488
Roper Technologies Inc 0.450% due 08/15/22	660,000	661,208
1.000% due 09/15/25	510,000	516,391
2.350% due 09/15/24	670,000	713,638
3.125% due 11/15/22	2,755,000	2,881,874
3.650% due 09/15/23	695,000	754,323
Shanghai Electric Group Global Investment Ltd (China) 2.650% due 11/21/24 ~	3,900,000	4,043,598
SMBC Aviation Capital Finance DAC (Ireland) 2.650% due 07/15/21 ~	500,000	505,309
3.550% due 04/15/24 ~	695,000	738,917
4.125% due 07/15/23 ~	311,000	332,325
Vulcan Materials Co 0.875% (USD LIBOR + 0.650%) due 03/01/21 §	5,380,000	5,382,377
Yongda Investment Ltd (China) 2.250% due 06/16/25 ~	2,730,000	2,789,473

		59,905,921

Technology - 2.7%

Analog Devices Inc 2.950% due 04/01/25	555,000	606,233
Apple Inc 0.750% due 05/11/23	2,865,000	2,900,689
2.400% due 05/03/23	1,340,000	1,406,007
Broadcom Corp 2.200% due 01/15/21	3,210,000	3,211,491
Fiserv Inc 2.750% due 07/01/24	3,345,000	3,593,032
International Business Machines Corp 2.850% due 05/13/22	2,810,000	2,910,311
Microchip Technology Inc 0.972% due 02/15/24 ~	2,770,000	2,778,495
2.670% due 09/01/23 ~	2,125,000	2,223,739
3.922% due 06/01/21	3,815,000	3,869,549
Micron Technology Inc 2.497% due 04/24/23	6,015,000	6,272,625
4.640% due 02/06/24	705,000	785,402
NXP BV (Netherlands) 2.700% due 05/01/25 ~	395,000	425,398
3.875% due 09/01/22 ~	2,790,000	2,941,095
4.625% due 06/01/23 ~	3,390,000	3,707,208

	Principal Amount	Value
Oracle Corp 2.500% due 04/01/25	$2,460,000	$2,643,392
Texas Instruments Inc 1.375% due 03/12/25	940,000	975,242

		41,249,908

Utilities - 3.1%

American Electric Power Co Inc 3.650% due 12/01/21	280,000	288,707
CenterPoint Energy Inc 3.600% due 11/01/21	740,000	759,904
Edison International 2.950% due 03/15/23	1,520,000	1,580,227
3.125% due 11/15/22	1,140,000	1,184,268
Enel Finance International NV (Italy) 2.650% due 09/10/24 ~	520,000	554,304
2.750% due 04/06/23 ~	1,300,000	1,361,031
2.875% due 05/25/22 ~	4,165,000	4,298,678
4.250% due 09/14/23 ~	3,731,000	4,082,776
FirstEnergy Corp 2.850% due 07/15/22	3,135,000	3,187,758
Israel Electric Corp Ltd (Israel) 5.000% due 11/12/24 ~	1,750,000	1,981,359
6.875% due 06/21/23 ~	565,000	642,637
NextEra Energy Capital Holdings Inc 0.774% (USD LIBOR + 0.550%) due 08/28/21 §	2,085,000	2,085,698
NRG Energy Inc 3.750% due 06/15/24 ~	1,125,000	1,232,159
Pacific Gas and Electric Co 1.600% (USD LIBOR + 1.375%) due 11/15/21 §	3,895,000	3,897,638
1.750% due 06/16/22	8,140,000	8,163,625
San Diego Gas & Electric Co 1.914% due 02/01/22	423,227	425,540
Sempra Energy 2.875% due 10/01/22	145,000	150,972
Sinosing Services Pte Ltd (China) 2.250% due 02/20/25 ~	4,005,000	4,128,466
The AES Corp 3.300% due 07/15/25 ~	1,565,000	1,707,806
Vistra Operations Co LLC 3.550% due 07/15/24 ~	6,410,000	6,944,713

		48,658,266

Total Corporate Bonds & Notes (Cost $752,174,143)		776,548,345

MORTGAGE-BACKED SECURITIES - 17.5%

Collateralized Mortgage Obligations - Commercial - 5.1%

280 Park Avenue Mortgage Trust 1.039% (USD LIBOR + 0.880%) due 09/15/34 § ~	1,640,000	1,643,600
Austin Fairmont Hotel Trust 1.209% (USD LIBOR + 1.050%) due 09/15/32 § ~	1,180,000	1,168,092
BAMLL Commercial Mortgage Securities Trust 1.009% (USD LIBOR + 0.850%) due 09/15/34 § ~	4,770,000	4,721,425
3.490% due 04/14/33 ~	1,775,000	1,920,315
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	199,949	200,966
Bank 2.056% due 11/15/62	809,795	827,204
2.263% due 08/15/61	763,490	783,737

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
BX Commercial Mortgage Trust 1.239% (USD LIBOR + 1.080%) due 10/15/36 § ~	$1,395,468	$1,398,676
1.279% (USD LIBOR + 1.120%) due 12/15/36 § ~	1,363,752	1,362,018
1.409% (USD LIBOR + 1.250%) due 12/15/36 § ~	1,313,798	1,302,599
BX Trust 0.959% (USD LIBOR + 0.800%) due 05/15/35 § ~	4,635,000	4,569,670
CD Mortgage Trust 1.965% due 02/10/50	148,782	149,298
CGDB Commercial Mortgage Trust 1.809% (USD LIBOR + 1.650%) due 11/15/36 § ~	2,615,000	2,551,636
Commercial Mortgage Trust 3.633% due 02/10/37 § ~	2,115,000	2,033,751
3.838% due 09/10/47	2,825,000	3,123,934
3.961% due 03/10/47	2,155,000	2,358,852
4.353% due 08/10/30 ~	1,180,000	1,264,680
4.692% due 02/10/47 §	1,715,000	1,891,810
4.701% due 03/10/47	930,000	1,017,807
4.711% due 08/10/47 § ~	710,000	674,560
Credit Suisse Mortgage Capital Certificates 1.589% (USD LIBOR + 1.430%) due 05/15/36 § ~	2,140,000	2,142,319
1.759% (USD LIBOR + 1.600%) due 05/15/36 § ~	1,575,000	1,563,203
CSAIL Commercial Mortgage Trust 2.360% due 06/15/52	940,352	965,549
Fontainebleau Miami Beach Trust 3.750% due 12/10/36 ~	2,460,000	2,539,832
Great Wolf Trust 1.193% (USD LIBOR + 1.034%) due 12/15/36 § ~	3,830,000	3,754,234
1.792% (USD LIBOR + 1.633%) due 12/15/36 § ~	1,055,000	986,984
GS Mortgage Securities Corp Trust 1.059% (USD LIBOR + 0.900%) due 06/15/36 § ~	3,200,000	3,202,791
InTown Hotel Portfolio Trust 0.859% (USD LIBOR + 0.700%) due 01/15/33 § ~	835,000	829,619
1.409% (USD LIBOR + 1.250%) due 01/15/33 § ~	685,000	669,610
JP Morgan Chase Commercial Mortgage Securities Trust 1.509% (USD LIBOR + 1.350%) due 09/15/29 § ~	3,240,000	3,184,475
1.759% (USD LIBOR + 1.600%) due 09/15/29 § ~	1,025,000	1,000,183
1.929% (USD LIBOR + 1.770%) due 10/15/33 § ~	2,345,000	2,353,459
2.329% (USD LIBOR + 2.170%) due 10/15/33 § ~	1,890,000	1,897,683
4.388% due 07/15/46 ~	333,761	336,244
JPMBB Commercial Mortgage Securities Trust 3.934% due 09/15/47	2,420,000	2,679,620
Merit 1.559% (USD LIBOR + 1.400%) due 08/15/37 § ~	910,000	914,811
1.859% (USD LIBOR + 1.700%) due 08/15/37 § ~	835,000	839,855
2.509% (USD LIBOR + 2.350%) due 08/15/37 § ~	1,100,000	1,107,436
Morgan Stanley Bank of America Merrill Lynch Trust 4.110% due 10/15/47 §	775,000	845,368

	Principal Amount	Value
Morgan Stanley Capital I Trust 3.912% due 09/09/32 ~	$2,700,000	$2,913,696
New Orleans Hotel Trust 1.447% (USD LIBOR + 1.289%) due 04/15/32 § ~	3,355,000	3,142,092
SLIDE 1.059% (USD LIBOR + 0.900%) due 06/15/31 § ~	1,639,376	1,609,421
2.009% (USD LIBOR + 1.850%) due 06/15/31 § ~	1,262,508	1,175,715
WFRBS Commercial Mortgage Trust 4.045% due 03/15/47	1,465,000	1,604,293
4.697% due 04/15/45	1,590,000	1,639,013

		78,862,135

Collateralized Mortgage Obligations - Residential - 8.8%

Angel Oak Mortgage Trust 1.261% due 05/25/65 § ~	1,677,809	1,683,608
1.579% due 05/25/65 § ~	1,317,511	1,322,559
1.691% due 04/25/65 § ~	3,184,556	3,211,059
3.301% due 07/26/49 § ~	1,514,708	1,505,175
3.920% due 11/25/48 § ~	2,780,743	2,854,647
CIM Trust 2.500% due 04/25/50 § ~	3,248,933	3,345,746
COLT Mortgage Loan Trust 1.506% due 04/27/65 § ~	876,404	884,874
2.764% due 08/25/49 § ~	1,295,871	1,313,200
3.337% due 05/25/49 § ~	544,544	548,479
3.705% due 03/25/49 § ~	2,712,755	2,743,994
Connecticut Avenue Securities Trust 0.948% (USD LIBOR + 0.800%) due 01/25/40 § ~	552,015	553,148
Deephaven Residential Mortgage Trust 1.692% due 05/25/65 ~	1,683,087	1,694,525
2.339% due 01/25/60 § ~	1,187,622	1,203,632
2.577% due 10/25/47 § ~	384,028	388,842
2.711% due 10/25/47 § ~	32,647	33,049
2.813% due 10/25/47 § ~	30,499	30,852
2.976% due 12/25/57 § ~	507,409	509,262
3.485% due 12/26/46 § ~	83,874	84,415
3.763% due 04/25/59 § ~	788,269	798,766
3.921% due 04/25/59 § ~	810,000	817,665
3.963% due 08/25/58 § ~	58,331	57,895
Ellington Financial Mortgage Trust 2.006% due 05/25/65 § ~	625,841	636,349
2.739% due 11/25/59 § ~	846,622	869,550
Fannie Mae 3.000% due 11/25/47	3,355,769	3,594,575
4.000% due 06/25/44	290,593	296,663
Fannie Mae Connecticut Avenue Securities 0.998% (USD LIBOR + 0.850%) due 07/25/30 §	1,759,243	1,735,244
1.248% (USD LIBOR + 1.100%) due 11/25/29 §	2,372,330	2,342,383
1.348% (USD LIBOR + 1.200%) due 01/25/30 §	1,008,538	981,376
1.498% (USD LIBOR + 1.350%) due 09/25/29 §	1,021,966	1,015,569
2.248% (USD LIBOR + 2.100%) due 03/25/31 §	1,973,723	1,957,431
4.598% (USD LIBOR + 4.450%) due 01/25/29 §	1,074,191	1,122,677
Flagstar Mortgage Trust 0.998% (USD LIBOR + 0.850%) due 03/25/50 § ~	1,004,486	1,002,353
4.000% due 09/25/48 § ~	1,560,460	1,675,398
Freddie Mac 3.609% due 10/25/46 §	752,215	762,478
3.825% due 05/25/47 § ~	258,689	260,092
7.000% due 09/15/30	190,404	218,278

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Freddie Mac STACR Trust 0.898% (USD LIBOR + 0.750%) due 10/25/48 - 02/25/50 § ~	$1,248,091	$1,250,457
0.977% (SOFR + 0.900%) due 12/25/50 § ~	855,000	857,808
1.248% (USD LIBOR + 1.100%) due 03/25/50 § ~	1,744,254	1,748,112
1.382% (SOFR + 1.300%) due 10/25/50 § ~	1,230,000	1,234,835
1.448% (USD LIBOR + 1.300%) due 09/25/50 § ~	2,249,725	2,256,558
1.548% (USD LIBOR + 1.400%) due 02/25/49 § ~	1,152,077	1,151,436
1.648% (USD LIBOR + 1.500%) due 06/25/50 - 08/25/50 § ~	2,107,167	2,113,614
1.698% (USD LIBOR + 1.550%) due 07/25/50 § ~	1,740,795	1,743,989
1.998% (USD LIBOR + 1.850%) due 02/25/50 § ~	2,845,000	2,843,034
2.498% (USD LIBOR + 2.350%) due 02/25/49 § ~	2,533,720	2,537,070
3.248% (USD LIBOR + 3.100%) due 03/25/50 § ~	1,565,000	1,585,907
3.298% (USD LIBOR + 3.150%) due 09/25/50 § ~	820,000	831,826
Freddie Mac Structured Agency Credit Risk Debt Notes 1.182% (SOFR + 1.100%) due 11/25/50 § ~	1,260,000	1,265,979
1.348% (USD LIBOR + 1.200%) due 10/25/29 §	323,864	324,101
4.798% (USD LIBOR + 4.650%) due 10/25/28 §	1,425,687	1,489,710
4.848% (USD LIBOR + 4.700%) due 04/25/28 §	1,721,207	1,799,105
FWD Securitization Trust 2.240% due 01/25/50 § ~	2,501,739	2,568,425
Galton Funding Mortgage Trust 2.310% due 01/25/60 § ~	865,739	882,675
2.832% due 01/25/60 § ~	1,085,000	1,084,670
3.339% due 10/25/59 § ~	680,000	679,943
3.500% due 11/25/57 § ~	1,102,685	1,127,978
4.000% due 02/25/59 § ~	1,134,459	1,161,973
GS Mortgage-Backed Securities Trust 2.309% due 07/25/44 § ~	53,630	54,190
Homeward Opportunities Fund I Trust 1.657% due 05/25/65 § ~	2,781,900	2,816,202
2.675% due 11/25/59 § ~	1,207,518	1,231,860
3.606% due 01/25/59 § ~	1,163,947	1,178,523
3.766% due 06/25/48 § ~	606,644	611,356
3.897% due 06/25/48 § ~	599,062	600,943
JP Morgan Mortgage Trust 3.000% due 10/25/50 § ~	1,314,403	1,349,327
3.500% due 06/25/50 § ~	1,901,896	1,919,254
3.500% due 08/25/50 § ~	971,466	1,003,351
New Residential Mortgage Loan Trust 1.650% due 05/24/60 § ~	2,556,649	2,578,284
2.464% due 01/26/60 § ~	1,021,259	1,045,451
2.710% due 11/25/59 § ~	1,655,874	1,704,656
2.802% due 07/25/49 § ~	1,444,713	1,464,436
3.086% due 07/25/49 § ~	710,748	720,004
3.600% due 04/25/49 § ~	774,635	781,723
OBX Trust 0.898% (USD LIBOR + 0.750%) due 02/25/60 § ~	1,323,299	1,331,362
1.048% (USD LIBOR + 0.900%) due 06/25/59 § ~	662,245	663,460
1.048% (USD LIBOR + 0.900%) due 10/25/59 § ~	611,796	612,939

	Principal Amount	Value
1.098% (USD LIBOR + 0.950%) due 02/25/60 § ~	$2,163,858	$2,157,830
1.348% (USD LIBOR + 1.200%) due 06/25/59 § ~	699,046	695,513
3.000% due 01/25/60 § ~	1,607,862	1,655,461
3.000% due 05/25/60 § ~	3,129,126	3,223,602
3.500% due 12/25/49 § ~	605,890	625,417
3.500% due 02/25/60 § ~	1,434,949	1,484,367
Sequoia Mortgage Trust 3.500% due 02/25/48 § ~	896,468	903,273
4.000% due 06/25/48 § ~	1,420,779	1,463,419
4.000% due 08/25/48 § ~	1,321,452	1,363,743
4.000% due 10/25/48 § ~	334,939	343,836
4.500% due 08/25/48 § ~	326,199	338,629
STACR Trust 0.898% (USD LIBOR + 0.750%) due 09/25/48 § ~	4,736	4,738
0.948% (USD LIBOR + 0.800%) due 12/25/30 § ~	382,706	382,980
1.048% (USD LIBOR + 0.900%) due 09/25/48 § ~	1,025,000	1,026,033
1.098% (USD LIBOR + 0.950%) due 12/25/30 § ~	700,000	702,430
1.398% (USD LIBOR + 1.250%) due 02/25/47 § ~	735,836	735,691
Starwood Mortgage Residential Trust 2.408% due 02/25/50 § ~	804,654	822,935
2.610% due 09/27/49 § ~	235,932	240,621
2.916% due 09/27/49 § ~	665,197	678,857
2.941% due 06/25/49 § ~	1,053,320	1,070,558
3.299% due 06/25/49 § ~	979,913	993,725
3.468% due 02/25/49 § ~	500,381	504,288
Verus Securitization Trust 1.977% due 03/25/60 § ~	411,749	418,227
2.226% due 05/25/60 § ~	3,885,983	3,971,630
2.724% due 01/25/60 § ~	1,154,008	1,176,122
2.913% due 07/25/59 § ~	2,149,164	2,213,701
3.100% due 11/25/59 § ~	1,189,810	1,219,619
3.117% due 07/25/59 § ~	1,521,441	1,564,847
3.402% due 12/25/59 § ~	439,586	444,707
3.677% due 06/01/58 § ~	707,121	709,041
3.779% due 06/01/58 § ~	259,028	260,566
3.830% due 06/01/58 § ~	163,253	164,356
4.034% due 12/25/59 § ~	415,000	419,190
4.108% due 10/25/58 § ~	851,748	875,726
Vista Point Securitization Trust 1.763% due 03/25/65 § ~	2,159,986	2,179,927
2.496% due 04/25/65 § ~	797,571	802,361

		136,100,300

Fannie Mae - 2.6%

due 01/01/51 #	2,095,000	2,201,043
1.942% (USD LIBOR + 1.545%) due 01/01/35 §	4,627	4,803
2.000% due 09/01/35	2,331,736	2,460,224
2.500% due 11/01/50	581,592	614,558
2.677% (UST + 2.273%) due 06/01/33 §	375,924	395,831
3.000% due 09/01/28 - 02/01/35	4,003,781	4,256,726
3.466% (USD LIBOR + 1.620%) due 04/01/33 §	29,216	29,271
3.500% (USD LIBOR + 1.750%) due 05/01/33 §	36,729	36,807
3.500% due 01/01/44 - 07/01/50	3,689,506	3,955,911
3.556% (USD LIBOR + 1.542%) due 02/01/33 §	44,734	44,919
3.758% (UST + 2.258%) due 06/01/35 §	99,136	99,712

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
due 05/01/25 #	$4,110,000	$4,454,613
3.784% (UST + 2.215%)
due 02/01/33 §	44,035	43,947
4.000% due 03/01/41 - 01/01/50	2,820,101	3,017,838
4.500% due 05/01/25 - 01/01/51	6,725,267	7,370,099
5.000% due 07/01/24 - 02/01/49	2,881,975	3,316,093
5.500% due 01/01/36 - 06/01/39	1,719,504	2,021,758
6.000% due 03/01/37 - 02/01/49	4,346,253	5,248,975
6.500% due 05/01/33	453,760	535,979
7.000% due 05/01/33 - 06/01/33	263,652	297,357

		40,406,464

Freddie Mac - 0.3%

2.339% (UST + 2.217%) due 09/01/35 §	463,901	488,231
3.254% (UST + 2.250%) due 08/01/35 §	263,449	278,263
3.576% (UST + 1.951%) due 02/01/35 §	95,832	95,953
3.725% (USD LIBOR + 1.725%) due 03/01/35 §	238,939	239,592
4.000% due 12/01/49	511,922	561,398
4.500% due 05/01/50	592,707	642,515
5.000% due 12/01/41	906,473	1,052,806
5.500% due 07/01/38 - 06/01/41	421,623	495,342
7.000% due 03/01/39	275,680	322,015
7.500% due 06/01/38	271,325	318,491

		4,494,606

Government National Mortgage Association - 0.7%

due 01/01/51 #	145,000	154,598
2.250% (UST + 1.500%) due 09/20/34 §	459,053	471,214
3.000% (UST + 1.500%) due 01/20/35 §	612,494	641,216
4.500% due 08/20/47 - 12/20/49	1,590,473	1,720,997
5.000% due 12/20/34 - 05/20/48	3,762,792	4,155,055
5.500% due 09/15/45 - 02/20/49	2,923,767	3,321,925
6.000% due 01/15/22 - 07/15/36	366,126	426,977

		10,891,982

Total Mortgage-Backed Securities (Cost $266,591,437)		270,755,487

ASSET-BACKED SECURITIES - 15.7%

American Express Credit Account Master Trust 3.070% due 10/15/24	6,695,000	6,907,479
AmeriCredit Automobile Receivables Trust 0.970% due 02/18/26	800,000	809,699
1.060% due 08/18/26	980,000	985,293
1.590% due 10/20/25	1,215,000	1,238,522
1.800% due 12/18/25	1,175,000	1,197,883
2.240% due 04/08/22	443,799	443,953
2.240% due 06/19/23	467,942	468,831
2.710% due 08/18/22	417,575	420,058
2.710% due 09/08/22	2,880,000	2,893,679
3.080% due 12/18/23	4,700,000	4,844,474
3.820% due 03/18/24	6,575,000	6,919,685
Applebee’s Funding LLC 4.194% due 06/07/49 ~	2,423,925	2,404,086
Ares LVIII CLO Ltd (Cayman) 1.220% (USD LIBOR + 1.220%) due 01/15/33 § ~	820,000	820,082
ARI Fleet Lease Trust 2.550% due 10/15/26 ~	40,847	40,881
Ascentium Equipment Receivables Trust 2.290% due 06/10/21 ~	31,281	31,296

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC 2.330% due 08/20/26 ~	$930,000	$962,482
2.990% due 06/20/22 ~	995,000	1,000,726
3.350% due 09/22/25 ~	1,355,000	1,450,005
3.410% due 09/20/23 ~	1,135,000	1,161,060
3.700% due 03/20/23 ~	625,000	639,366
4.530% due 03/20/23 ~	850,000	864,930
4.950% due 03/20/25 ~	745,000	786,849
Bayview Mortgage Fund IVc Trust 3.500% due 01/28/58 § ~	3,185,867	3,229,539
Bayview Opportunity Master Fund IVa Trust 3.500% due 06/28/57 § ~	2,731,159	2,828,004
Bayview Opportunity Master Fund IVb Trust 3.500% due 01/28/55 § ~	1,366,808	1,402,772
3.500% due 08/28/57 § ~	2,480,730	2,535,857
BlueMountain CLO Ltd (Cayman) 1.148% (USD LIBOR + 0.930%) due 07/18/27 § ~	1,617,801	1,612,693
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	536,572	557,477
Capital Auto Receivables Asset Trust 2.430% due 05/20/22 ~	520,000	522,590
2.700% due 09/20/22 ~	835,000	845,028
3.090% due 08/22/22 ~	1,460,000	1,479,692
3.480% due 10/20/23 ~	585,000	589,461
3.690% due 12/20/23 ~	740,000	752,372
CarMax Auto Owner Trust 1.090% due 03/16/26	2,730,000	2,779,903
Carmax Auto Owner Trust 3.010% due 12/16/24	3,280,000	3,453,582
Cayuga Park CLO Ltd (Cayman) 1.832% (USD LIBOR + 1.600%) due 07/17/31 § ~	2,420,000	2,427,110
CBAM Ltd (Cayman) 1.517% (USD LIBOR + 1.280%) due 02/12/30 § ~	5,835,000	5,840,888
CIFC Funding Ltd (Cayman) 1.265% (USD LIBOR + 1.050%) due 04/24/30 § ~	3,990,000	3,986,093
1.555% (USD LIBOR + 1.350%) due 10/20/31 § ~	4,055,000	4,062,082
1.937% (USD LIBOR + 1.700%) due 07/15/32 § ~	2,810,000	2,818,559
CNH Equipment Trust 1.510% due 04/15/27	1,125,000	1,160,598
2.010% due 12/16/24	3,000,000	3,069,381
3.010% due 04/15/24	1,341,155	1,371,570
3.470% due 10/15/25	795,000	822,039
Cole Park CLO Ltd (Cayman) 1.268% (USD LIBOR + 1.050%) due 10/20/28 § ~	2,030,000	2,030,086
Daimler Trucks Retail Trust 1.370% due 06/15/27	1,940,000	1,955,053
Dryden 86 CLO Ltd (Cayman) 1.884% (USD LIBOR + 1.650%) due 07/17/30 § ~	3,985,000	4,000,274
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 ~	130,081	130,312
2.690% due 03/25/30 ~	543,553	559,079
2.730% due 04/25/28 ~	1,071,547	1,093,386
Ford Credit Auto Lease Trust 2.050% due 06/15/23	1,040,000	1,063,005
Ford Credit Auto Owner Trust 1.740% due 04/15/33 ~	1,355,000	1,369,050
3.520% due 07/15/30 ~	4,155,000	4,535,742
Ford Credit Floorplan Master Owner Trust 1.420% due 09/15/25	1,885,000	1,900,716

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
GM Financial Automobile Leasing Trust 1.560% due 07/22/24	$3,280,000	$3,342,729
2.560% due 07/22/24	860,000	889,973
3.560% due 12/20/22	2,140,000	2,175,836
GM Financial Consumer Automobile Receivables Trust 1.050% due 05/18/26	1,005,000	1,010,446
1.490% due 12/16/24	620,000	631,620
GMF Floorplan Owner Revolving Trust 1.030% due 08/15/25 ~	830,000	835,309
2.700% due 04/15/24 ~	1,490,000	1,534,799
Golub Capital Partners CLO Ltd (Cayman) 1.368% (USD LIBOR + 1.150%) due 10/20/28 § ~	1,495,000	1,494,643
Hilton Grand Vacations Trust 2.660% due 12/26/28 ~	526,086	538,567
2.740% due 02/25/39 ~	1,078,240	1,130,649
2.960% due 12/26/28 ~	146,639	148,492
Hyundai Auto Receivables Trust 1.410% due 11/15/24	1,375,000	1,404,707
1.600% due 12/15/26	1,360,000	1,395,442
2.380% due 04/17/23	895,000	899,779
2.940% due 05/15/25	1,340,000	1,403,458
John Deere Owner Trust 0.720% due 06/15/27	1,040,000	1,050,936
Kubota Credit Owner Trust 1.960% due 03/15/24 ~	1,245,000	1,281,288
Madison Park Funding XVIII Ltd (Cayman) 1.399% (USD LIBOR + 1.190%) due 10/21/30 § ~	3,245,000	3,243,256
Madison Park Funding XXXVII Ltd (Cayman) 1.537% (USD LIBOR + 1.300%) due 07/15/32 § ~	370,000	369,734
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	198,696	200,821
MMAF Equipment Finance LLC 3.200% due 09/12/22 ~	1,398,104	1,412,291
MVW LLC 2.730% due 10/20/37 ~	671,927	690,305
MVW Owner Trust 2.250% due 09/22/31 ~	298,638	299,305
2.420% due 12/20/34 ~	278,483	285,591
2.520% due 12/20/32 ~	90,405	90,926
2.750% due 12/20/34 ~	94,835	96,795
2.890% due 11/20/36 ~	2,074,828	2,157,067
2.990% due 12/20/34 ~	255,903	259,258
Navient Private Education Refi Loan Trust 1.170% due 09/16/69 ~	1,339,215	1,349,961
1.220% due 07/15/69 ~	1,085,907	1,097,565
1.310% due 01/15/69 ~	695,000	702,660
1.690% due 05/15/69 ~	1,930,399	1,968,754
2.150% due 11/15/68 ~	4,645,000	4,792,919
2.390% due 05/15/68 ~	150,661	151,275
2.400% due 10/15/68 ~	1,728,309	1,771,384
2.460% due 11/15/68 ~	1,455,000	1,525,261
2.640% due 05/15/68 ~	2,755,000	2,842,994
2.820% due 02/15/68 ~	277,589	278,589
3.420% due 01/15/43 ~	4,853,737	5,079,492
Navient Student Loan Trust 0.418% (USD LIBOR + 0.270%) due 02/27/68 § ~	1,632,001	1,633,652
Navistar Financial Dealer Note Master Trust 1.098% (USD LIBOR + 0.950%) due 07/25/25 § ~	1,599,000	1,610,957
1.498% (USD LIBOR + 1.350%) due 07/25/25 § ~	1,720,000	1,735,572
Neuberger Berman CLO XVI-S Ltd (Cayman) 1.087% (USD LIBOR + 0.850%) due 01/15/28 § ~	2,811,976	2,804,569

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO 38 Ltd (Cayman) 1.530% (USD LIBOR + 1.300%) due 10/20/32 § ~	$2,045,000	$2,049,827
Nissan Auto Receivables Owner Trust 1.380% due 12/16/24	775,000	789,539
Nissan Master Owner Trust Receivables 0.589% (USD LIBOR + 0.430%) due 11/15/23 §	2,095,000	2,100,895
0.719% (USD LIBOR + 0.560%) due 02/15/24 §	2,525,000	2,538,510
OCP CLO Ltd (Cayman) 1.338% (USD LIBOR + 1.120%) due 07/20/29 § ~	4,175,000	4,178,681
OZLM VIII Ltd (Cayman) 1.388% (USD LIBOR + 1.170%) due 10/17/29 § ~	1,597,428	1,593,549
Palmer Square CLO 2020-3 Ltd (Cayman) 1.596% (USD LIBOR + 1.370%) due 11/15/31 § ~	1,760,000	1,760,019
Palmer Square CLO Ltd (Cayman) 1.904% (USD LIBOR + 1.700%) due 07/15/31 § ~	1,705,000	1,707,430
Planet Fitness Master Issuer LLC 4.262% due 09/05/48 ~	1,920,788	1,924,944
Santander Consumer Auto Receivables Trust 1.290% due 04/15/26 ~	1,810,000	1,827,384
Santander Drive Auto Receivables Trust 0.690% due 03/17/25	2,855,000	2,863,577
1.010% due 01/15/26	1,610,000	1,618,486
2.790% due 01/16/24	1,115,000	1,125,977
2.960% due 03/15/24	2,705,265	2,718,252
3.210% due 09/15/23	739,483	742,597
3.350% due 07/17/23	465,442	469,373
Santander Retail Auto Lease Trust 1.860% due 02/21/23 ~	4,965,000	5,058,548
2.520% due 11/20/24 ~	1,245,000	1,277,615
2.880% due 06/20/24 ~	3,130,000	3,225,919
3.300% due 05/22/23 ~	1,240,000	1,277,348
Sierra Timeshare Conduit Receivables Funding LLC 2.910% due 03/20/34 ~	149,042	151,793
Sierra Timeshare Receivables Funding LLC 2.330% due 07/20/33 ~	150,112	150,447
2.430% due 10/20/33 ~	642,265	648,117
3.510% due 07/20/37 ~	1,025,524	1,059,397
SLM Student Loan Trust 0.548% (USD LIBOR + 0.400%) due 03/25/25 §	2,196,394	2,139,263
0.865% (USD LIBOR + 0.650%) due 01/25/22 §	2,224,294	2,152,094
1.715% (USD LIBOR + 1.500%) due 04/25/23 §	264,452	264,530
1.915% (USD LIBOR + 1.700%) due 07/25/23 §	344,053	344,830
SMB Private Education Loan Trust 0.879% (USD LIBOR + 0.720%) due 01/15/37 § ~	3,332,081	3,332,459
1.159% (USD LIBOR + 1.000%) due 06/15/27 § ~	450,527	452,174
1.290% due 07/15/53 ~	2,626,035	2,638,643
1.600% due 09/15/54 ~	6,600,000	6,672,487
1.659% (USD LIBOR + 1.500%) due 04/15/32 § ~	2,250,000	2,276,388
Synchrony Card Funding LLC 2.340% due 06/15/25	3,455,000	3,563,048

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Towd Point Mortgage Trust 2.750% due 02/25/55 § ~	$158,954	$160,929
2.750% due 08/25/55 § ~	323,558	327,692
3.000% due 02/25/55 § ~	294,099	301,806
3.250% due 07/25/58 § ~	1,992,453	2,087,273
3.750% due 03/25/58 § ~	1,555,867	1,673,912
3.750% due 05/25/58 § ~	862,704	919,640
Verizon Owner Trust 2.530% due 04/20/22 ~	2,075,000	2,077,215
Volkswagen Auto Loan Enhanced Trust 1.260% due 08/20/26	1,045,000	1,070,698
World Omni Auto Receivables Trust 1.640% due 08/17/26	825,000	845,058
World Omni Select Auto Trust 0.840% due 06/15/26	1,200,000	1,204,803
1.250% due 10/15/26	1,375,000	1,387,140

Total Asset-Backed Securities (Cost $238,720,786)		242,445,244

U.S. TREASURY OBLIGATIONS - 15.1%

U.S. Treasury Notes - 15.1%

0.125% due 04/30/22	40,230,000	40,244,143
0.125% due 06/30/22	3,965,000	3,965,775
0.125% due 10/31/22	38,615,000	38,622,542
0.125% due 11/30/22	33,240,000	33,245,194
0.125% due 07/15/23	6,380,000	6,377,009
0.125% due 08/15/23	16,170,000	16,161,157
1.375% due 10/15/22	11,240,000	11,492,022
1.500% due 09/15/22 ‡	5,190,000	5,312,046
1.750% due 06/15/22	61,240,000	62,689,666
1.750% due 07/15/22	1,500,000	1,537,734
2.125% due 05/15/22	13,980,000	14,364,996

		234,012,284

Total U.S. Treasury Obligations (Cost $233,101,386)		234,012,284

MUNICIPAL BONDS - 0.7%

Chicago Transit Authority Sales Tax Receipts Fund 1.708% due 12/01/22	85,000	86,364
1.838% due 12/01/23	80,000	82,071
2.064% due 12/01/24	230,000	238,296
Dallas Fort Worth International Airport 1.329% due 11/01/25	490,000	494,817
Houston TX Airport System Revenue 0.883% due 07/01/22	170,000	170,253
1.054% due 07/01/23	285,000	286,057
1.272% due 07/01/24	950,000	956,831
Long Island Power Authority 0.764% due 03/01/23	720,000	723,341
Port Authority of New York & New Jersey 1.086% due 07/01/23	2,795,000	2,837,344
State Board of Administration Finance Corp 1.258% due 07/01/25	3,260,000	3,336,154
State of Connecticut 1.998% due 07/01/24	550,000	577,060
2.000% due 07/01/23	220,000	228,580
2.098% due 07/01/25	365,000	388,710

Total Municipal Bonds (Cost $10,201,080)		10,405,878

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 2.3%

Commercial Paper - 0.5%

ConAgra Foods Inc 0.917% due 04/08/21	$7,960,000	$7,946,392

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $27,783,465; collateralized by U.S. Treasury Notes: 0.125% due 12/31/2022 and value $28,339,200)	27,783,465	27,783,465

Total Short-Term Investments (Cost $35,724,162)		35,729,857

TOTAL INVESTMENTS - 101.5% (Cost $1,536,512,994)		1,569,897,095

DERIVATIVES - 0.0%		102,212

OTHER ASSETS & LIABILITIES, NET - (1.5%)		(22,633,857)

NET ASSETS - 100.0%		$1,547,365,450

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	50.2%
Mortgage-Backed Securities	17.5%
Asset-Backed Securities	15.7%
U.S. Treasury Obligations	15.1%
Others (each less than 3.0%)	3.0%

	101.5%
Derivatives	0.0%
Other Assets & Liabilities, Net	(1.5%	)

	100.0%

(b)	As of December 31, 2020, an investment with a value of $853,612 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(c)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	03/21	1,155	$254,986,743	$255,227,929	$241,186
U.S. Treasury Ultra 10-Year Notes	03/21	20	3,146,434	3,127,188	(19,246)

					221,940

Short Futures Outstanding
U.S. Treasury 5-Year Notes	03/21	502	63,204,546	63,334,360	(129,814)
U.S. Treasury 10-Year Notes	03/21	458	63,249,867	63,239,781	10,086

					(119,728)

Total Futures Contracts					$102,212

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$776,548,345	$-	$776,548,345	$-
	Mortgage-Backed Securities	270,755,487	-	270,755,487	-
	Asset-Backed Securities	242,445,244	-	242,445,244	-
	U.S. Treasury Obligations	234,012,284	-	234,012,284	-
	Municipal Bonds	10,405,878	-	10,405,878	-
	Short-Term Investments	35,729,857	-	35,729,857	-
	Derivatives:
	Interest Rate Contracts
	Futures	251,272	251,272	-	-

	Total Assets	1,570,148,367	251,272	1,569,897,095	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(149,060)	(149,060)	-	-

	Total Liabilities	(149,060)	(149,060)	-	-

	Total	$1,569,999,307	$102,212	$1,569,897,095	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 28.7%

Azerbaijan - 0.8%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	$1,296,000	$1,572,216
State Oil Co of the Azerbaijan Republic 4.750% due 03/13/23 ~	226,000	241,914
6.950% due 03/18/30 ~	851,000	1,096,796

		2,910,926

Bahrain - 0.4%

BBK BSC 5.500% due 07/09/24 ~	530,000	551,932
The Oil and Gas Holding Co BSCC
7.625% due 11/07/24 ~	436,000	490,129
8.375% due 11/07/28 ~	542,000	641,240

		1,683,301

Brazil - 4.8%

B2W Digital Lux SARL 4.375% due 12/20/30 ~	200,000	207,250
Braskem Netherlands Finance BV
5.875% due 01/31/50 ~	835,000	864,860
8.500% due 01/23/81 ~	1,410,000	1,571,459
CSN Inova Ventures 6.750% due 01/28/28 ~	540,000	585,360
JSM Global SARL 4.750% due 10/20/30 ~	580,000	625,318
Klabin Austria GmbH 7.000% due 04/03/49 ~	930,000	1,192,734
NBM US Holdings Inc 7.000% due 05/14/26 ~	1,480,000	1,613,585
Petrobras Global Finance BV
5.093% due 01/15/30	915,000	1,023,656
6.850% due 06/05/15	1,295,000	1,617,325
6.875% due 01/20/40	1,180,000	1,481,207
Rede D’or Finance SARL 4.500% due 01/22/30 ~	980,000	1,023,610
Rumo Luxembourg SARL 5.250% due 01/10/28 ~	1,025,000	1,111,613
5.875% due 01/18/25 ~	230,000	243,539
Vale Overseas Ltd
6.875% due 11/21/36	990,000	1,453,449
6.875% due 11/10/39	980,000	1,461,190
Votorantim Cimentos International SA 7.250% due 04/05/41 ~	1,270,000	1,731,181

		17,807,336

Chile - 2.1%

AES Gener SA 7.125% due 03/26/79 ~	260,000	289,250
Banco del Estado de Chile 3.875% due 02/08/22 ~	379,000	393,189
Corp Nacional del Cobre de Chile
3.150% due 01/15/51 ~	334,000	336,722
4.250% due 07/17/42 ~	417,000	489,078
4.375% due 02/05/49 ~	714,000	872,178
4.500% due 08/01/47 ~	509,000	626,474
4.875% due 11/04/44 ~	931,000	1,189,672
5.625% due 10/18/43 ~	656,000	904,150
Empresa de Transporte de Pasajeros Metro SA 4.700% due 05/07/50 ~	701,000	883,351
Empresa Nacional del Petroleo
3.750% due 08/05/26 ~	435,000	476,014
4.500% due 09/14/47 ~	715,000	795,005
VTR Comunicaciones SPA 5.125% due 01/15/28 ~	460,000	490,636

		7,745,719

	Principal Amount	Value
China - 1.1%

Central China Real Estate Ltd 7.650% due 08/27/23 ~	$450,000	$464,906
China Evergrande Group 7.500% due 06/28/23 ~	1,060,000	916,900
China Hongqiao Group Ltd 7.125% due 07/22/22 ~	285,000	274,673
Sinopec Group Overseas Development 2012 Ltd 4.875% due 05/17/42 ~	365,000	473,140
Sinopec Group Overseas Development 2018 Ltd
2.700% due 05/13/30 ~	565,000	587,176
3.350% due 05/13/50 ~	204,000	214,938
Sunac China Holdings Ltd 7.500% due 02/01/24 ~	1,085,000	1,145,898

		4,077,631

Colombia - 1.4%

Bancolombia SA 4.625% due 12/18/29	410,000	431,529
Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 1,198,000,000	374,605
Grupo Aval Ltd 4.375% due 02/04/30 ~	$635,000	677,228
Millicom International Cellular SA
4.500% due 04/27/31 ~	970,000	1,048,812
5.125% due 01/15/28 ~	965,000	1,029,172
6.625% due 10/15/26 ~	603,000	646,115
Oleoducto Central SA 4.000% due 07/14/27 ~	875,000	950,696

		5,158,157

Congo - 0.1%

HTA Group Ltd 7.000% due 12/18/25 ~	220,000	238,018

Georgia - 0.1%

TBC Bank JSC 5.750% due 06/19/24 ~	270,000	282,150

India - 0.5%

Bharti Airtel Ltd 4.375% due 06/10/25 ~	1,015,000	1,105,309
Greenko Solar Mauritius Ltd 5.550% due 01/29/25 ~	530,000	551,186
India Green Energy Holdings 5.375% due 04/29/24 ~	300,000	317,864

		1,974,359

Indonesia - 2.3%

P.T. Indonesia Asahan Aluminium Persero
4.750% due 05/15/25 ~	237,000	262,122
5.450% due 05/15/30 ~	289,000	348,071
5.710% due 11/15/23 ~	571,000	631,767
5.800% due 05/15/50 ~	366,000	455,426
6.757% due 11/15/48 ~	794,000	1,087,229
P.T. Pertamina Persero
4.175% due 01/21/50 ~	395,000	428,362
6.000% due 05/03/42 ~	1,861,000	2,396,157
6.450% due 05/30/44 ~	200,000	273,017
6.500% due 11/07/48 ~	329,000	463,932
P.T. Sri Rejeki Isman Tbk 7.250% due 01/16/25 ~	275,000	287,033
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.250% due 05/15/47 ~	336,000	398,763
5.500% due 11/22/21 ~	786,000	821,861
6.150% due 05/21/48 ~	686,000	898,176

		8,751,916

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Ireland - 0.7%

C&W Senior Financing DAC
6.875% due 09/15/27 ~	$1,530,000	$1,654,496
7.500% due 10/15/26 ~	1,035,000	1,104,112

		2,758,608

Israel - 0.8%

Leviathan Bond Ltd
5.750% due 06/30/23 ~	195,000	208,650
6.125% due 06/30/25 ~	460,000	507,150
6.500% due 06/30/27 ~	312,000	352,560
6.750% due 06/30/30 ~	135,000	154,237
Teva Pharmaceutical Finance Netherlands III BV 2.800% due 07/21/23	1,695,000	1,681,169

		2,903,766

Jamaica - 0.1%

Digicel Holdings Bermuda Ltd
8.000% due 12/31/26 ~	290,023	243,982
8.750% due 05/25/24 ~	256,700	270,498

		514,480

Kazakhstan - 1.2%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	1,013,000	1,066,689
Halyk Savings Bank of Kazakhstan JSC 5.500% due 12/21/22 ~	143,962	145,089
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	707,000	1,046,332
KazMunayGas National Co JSC
3.500% due 04/14/33 ~	302,000	330,662
5.375% due 04/24/30 ~	742,000	916,614
6.375% due 10/24/48 ~	649,000	935,179

		4,440,565

Luxembourg - 0.6%

Altice Financing SA 7.500% due 05/15/26 ~	1,975,000	2,086,686

Malaysia - 0.6%

Petronas Capital Ltd
4.550% due 04/21/50 ~	1,189,000	1,594,479
4.800% due 04/21/60 ~	476,000	690,283

		2,284,762

Mexico - 4.0%

Alfa SAB de CV 6.875% due 03/25/44 ~	470,000	625,403
Axtel SAB de CV 6.375% due 11/14/24 ~	1,020,000	1,059,780
BBVA Bancomer SA 5.125% due 01/18/33 ~	820,000	884,780
Cemex SAB de CV
5.450% due 11/19/29 ~	1,160,000	1,278,042
7.750% due 04/16/26 ~	390,000	411,743
Comision Federal de Electricidad
4.875% due 01/15/24 ~	667,000	741,140
5.750% due 02/14/42 ~	574,000	685,930
8.180% due 12/23/27 ~	MXN 8,220,000	412,520
Petroleos Mexicanos
5.350% due 02/12/28	$11,000	10,868
6.350% due 02/12/48	778,000	706,618
6.750% due 09/21/47	2,845,000	2,671,754
6.950% due 01/28/60	2,137,000	2,010,596
7.190% due 09/12/24 ~	MXN 13,000,000	592,236
7.690% due 01/23/50	$2,256,000	2,278,560

	Principal Amount	Value
Trust Fibra Uno REIT 6.390% due 01/15/50 ~	$515,000	$604,224

		14,974,194

Morocco - 0.3%

OCP SA 6.875% due 04/25/44 ~	830,000	1,089,956

Pakistan - 0.2%

The Third Pakistan International Sukuk Co Ltd
5.500% due 10/13/21 ~	233,000	236,462
5.625% due 12/05/22 ~	630,000	647,325

		883,787

Panama - 0.4%

AES Panama Generation Holdings SRL 4.375% due 05/31/30 ~	1,025,000	1,110,229
Cable Onda SA 4.500% due 01/30/30 ~	305,000	336,834

		1,447,063

Peru - 0.3%

Patrimonio EN Fideicomiso 5.750% due 04/03/28 ~	530,000	572,135
Petroleos del Peru SA 5.625% due 06/19/47 ~	509,000	623,912

		1,196,047

Russia - 0.1%

PJSC Koks via IMH Capital DAC 5.900% due 09/23/25 ~	270,000	291,600
TMK OAO 4.300% due 02/12/27 ~	275,000	275,641

		567,241

Saudi Arabia - 0.3%

Acwa Power Management & Investments One Ltd 5.950% due 12/15/39 ~	465,000	557,321
Arabian Centres Sukuk Ltd 5.375% due 11/26/24 ~	575,000	585,293

		1,142,614

South Africa - 0.3%

Eskom Holdings SOC Ltd 7.125% due 02/11/25 ~	265,000	272,089
Gold Fields Orogen Holdings BVI Ltd 6.125% due 05/15/29 ~	450,000	547,875
Liquid Telecommunications Financing PLC 8.500% due 07/13/22 ~	335,000	343,191

		1,163,155

Ukraine - 0.7%

Metinvest BV
7.750% due 10/17/29 ~	355,000	389,989
8.500% due 04/23/26 ~	335,000	377,712
MHP Lux SA 6.950% due 04/03/26 ~	545,000	601,162
MHP SE 7.750% due 05/10/24 ~	565,000	622,557
VF Ukraine PAT 6.200% due 02/11/25 ~	435,000	458,925

		2,450,345

United Arab Emirates - 0.3%

DP World Crescent Ltd
3.750% due 01/30/30 ~	448,000	488,654
3.875% due 07/18/29 ~	517,000	567,867

		1,056,521

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
United Kingdom - 1.8%

Standard Chartered Bank
6.625% due 05/18/33 ~	IDR 13,600,000,000	$995,946
7.000% due 05/24/27 ~	34,179,000,000	2,625,619
8.250% due 05/19/36 ~	10,824,000,000	898,080
8.375% due 03/19/24 ~	4,364,000,000	342,197
8.375% due 03/17/34 ~	9,864,000,000	820,195
9.000% due 03/20/29 ~	3,534,000,000	300,704
10.500% due 08/19/30 ~	2,589,000,000	240,945
11.000% due 09/17/25 ~	8,000,000,000	702,258

		6,925,944

United States - 0.7%

JBS Investments II GmbH 5.750% due 01/15/28 ~	$765,000	819,992
JPMorgan Chase Bank NA 7.500% due 08/17/32 ~	IDR 22,645,000,000	1,758,116

		2,578,108

Venezuela - 1.7%

Petroleos de Venezuela SA
5.375% due 04/12/27 * Y ~	$1,432,000	57,280
8.500% due 10/27/49 * Y ~	21,468,500	5,903,838
9.000% due 11/17/21 * Y ~	1,780,581	71,223
9.750% due 05/17/35 * Y ~	2,733,498	106,606
12.750% due 02/17/22 * Y ~	1,152,000	46,080
		6,185,027

Total Corporate Bonds & Notes (Cost $109,882,635)		107,278,382

FOREIGN GOVERNMENT BONDS & NOTES - 65.5%

Angola - 1.1%

Angolan Government
8.000% due 11/26/29 ~	382,000	360,050
8.250% due 05/09/28 ~	698,000	671,423
9.125% due 11/26/49 ~	369,000	341,786
9.375% due 05/08/48 ~	1,627,000	1,538,532
9.500% due 11/12/25 ~	1,215,000	1,265,550

		4,177,341

Argentina - 2.1%

Argentine Republic Government
0.125% due 07/09/30 §	8,702,145	3,541,773
0.125% due 07/09/35 §	6,002,502	2,202,918
0.125% due 01/09/38 §	1,540,916	632,931
0.125% due 07/09/41 §	2,359,197	895,315
1.000% due 07/09/29	1,071,350	465,502

		7,738,439

Bahrain - 0.1%

Bahrain Government (Bahrain) 7.500% due 09/20/47 ~	467,000	550,138

Belarus - 0.2%

Republic of Belarus
6.200% due 02/28/30 ~	372,000	377,885
7.625% due 06/29/27 ~	418,000	461,932

		839,817

Brazil - 6.0%

Brazil Letras do Tesouro Nacional
4.932% due 07/01/23	BRL 34,667,000	5,917,695
5.292% due 01/01/24	17,280,000	2,849,594
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/27	22,949,000	5,227,849

	Principal Amount	Value
10.000% due 01/01/29	BRL 10,109,000	$2,342,400
10.000% due 01/01/31	8,721,000	2,043,881
Brazilian Government
4.625% due 01/13/28	$512,000	574,564
5.000% due 01/27/45	625,000	696,434
5.625% due 01/07/41	335,000	396,891
5.625% due 02/21/47	478,000	572,785
6.000% due 04/07/26	465,000	559,569
7.125% due 01/20/37	455,000	619,617
8.250% due 01/20/34	382,000	558,557

		22,359,836

Chile - 0.1%

Chile Government (Chile) 3.240% due 02/06/28	300,000	340,829

China - 0.3%

China Government (China) 2.680% due 05/21/30	CNY 8,680,000	1,273,782

Colombia - 3.6%

Colombia Government
3.875% due 04/25/27	$781,000	872,033
4.000% due 02/26/24	683,000	739,563
4.125% due 05/15/51	483,000	538,303
5.625% due 02/26/44	890,000	1,155,665
6.125% due 01/18/41	936,000	1,258,920
7.375% due 09/18/37	625,000	914,844
8.125% due 05/21/24	845,000	1,038,205
Colombian TES
4.750% due 02/23/23 ^	COP 2,965,724,953	948,928
5.750% due 11/03/27	6,493,600,000	2,015,426
6.000% due 04/28/28	2,184,400,000	685,082
6.250% due 11/26/25	527,100,000	169,142
7.000% due 06/30/32	759,700,000	245,713
7.500% due 08/26/26	3,994,100,000	1,351,180
10.000% due 07/24/24	4,479,100,000	1,593,100

		13,526,104

Costa Rica - 0.2%

Costa Rica Government
5.625% due 04/30/43 ~	$464,000	392,080
6.125% due 02/19/31 ~	334,000	312,708

		704,788

Croatia - 0.6%

Croatia Government
6.000% due 01/26/24 ~	1,271,000	1,463,378
6.375% due 03/24/21 ~	812,000	822,861

		2,286,239

Czech Republic - 0.0%

Czech Republic Government (Czech Republic) 4.200% due 12/04/36 ~	CZK 1,290,000	83,948

Dominican Republic - 2.7%

Dominican Republic
4.875% due 09/23/32 ~	$2,283,000	2,531,276
5.500% due 01/27/25 ~	455,000	513,581
5.875% due 01/30/60 ~	1,669,000	1,844,245
6.000% due 07/19/28 ~	353,000	423,159
6.500% due 02/15/48 ~	375,000	444,375
6.850% due 01/27/45 ~	1,135,000	1,388,956
6.875% due 01/29/26 ~	1,490,000	1,801,038
7.450% due 04/30/44 ~	616,000	798,490
9.750% due 06/05/26 ~	DOP 24,950,000	462,164

		10,207,284

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Ecuador - 3.7%

Ecuador Government
0.500% due 07/31/30 § ~	$6,124,954	$3,942,939
0.500% due 07/31/35 § ~	13,911,422	7,599,253
0.500% due 07/31/40 § ~	3,664,862	1,878,279
7.987% due 07/31/30 ~	599,858	287,182

		13,707,653

Egypt - 2.2%

Egypt Government
6.588% due 02/21/28 ~	300,000	330,750
7.600% due 03/01/29 ~	599,000	690,360
7.625% due 05/29/32 ~	612,000	694,926
7.903% due 02/21/48 ~	1,600,000	1,744,600
8.500% due 01/31/47 ~	1,373,000	1,560,586
8.700% due 03/01/49 ~	690,000	799,969
8.875% due 05/29/50 ~	1,559,000	1,833,821
14.051% due 07/21/22	EGP 2,884,000	185,405
14.138% due 10/20/22	1,764,000	113,448
14.313% due 10/13/23	2,536,000	163,577

		8,117,442

El Salvador - 0.9%

El Salvador Government
6.375% due 01/18/27 ~	$265,000	252,150
7.125% due 01/20/50 ~	539,000	483,753
7.625% due 02/01/41 ~	899,000	838,317
7.650% due 06/15/35 ~	199,000	189,548
8.250% due 04/10/32 ~	491,000	483,635
8.625% due 02/28/29 ~	749,000	752,745
9.500% due 07/15/52 ~	472,000	479,080

		3,479,228

Gabon - 0.5%

Gabon Government
6.375% due 12/12/24 ~	711,222	742,338
6.625% due 02/06/31 ~	1,002,000	1,037,127

		1,779,465

Georgia - 0.2%

Georgia Government (Georgia) 6.875% due 04/12/21 ~	756,000	769,003

Ghana - 0.6%

Ghana Government
7.625% due 05/16/29 ~	473,000	504,225
7.875% due 02/11/35 ~	302,000	311,576
8.125% due 03/26/32 ~	602,000	639,177
8.950% due 03/26/51 ~	766,000	801,274

		2,256,252

Guatemala - 0.2%

Guatemala Government
5.375% due 04/24/32 ~	200,000	244,750
6.125% due 06/01/50 ~	250,000	331,875

		576,625

Hungary - 0.9%

Hungary Government
3.000% due 10/27/27	HUF 67,900,000	250,831
3.000% due 08/21/30	201,370,000	736,552
5.375% due 03/25/24	$752,000	859,196
5.750% due 11/22/23	1,074,000	1,226,216
6.750% due 10/22/28	HUF 80,970,000	373,498

		3,446,293

	Principal Amount	Value
India - 0.3%

Export-Import Bank of India
3.375% due 08/05/26 ~	$307,000	$332,815
4.000% due 01/14/23 ~	629,000	665,138

		997,953

Indonesia - 3.2%

Indonesia Government
4.750% due 07/18/47 ~	472,000	592,936
5.125% due 01/15/45 ~	994,000	1,286,524
5.250% due 01/17/42 ~	478,000	620,982
5.250% due 01/08/47 ~	782,000	1,042,813
5.950% due 01/08/46 ~	572,000	827,203
Indonesia Treasury
6.125% due 05/15/28	IDR 4,411,000,000	318,910
7.000% due 09/15/30	10,062,000,000	776,672
7.500% due 06/15/35	2,804,000,000	222,025
7.500% due 05/15/38	2,751,000,000	214,423
8.250% due 05/15/29	25,336,000,000	2,081,148
8.375% due 03/15/24	13,403,000,000	1,050,976
8.375% due 09/15/26	7,952,000,000	648,955
8.375% due 04/15/39	12,321,000,000	1,037,842
Perusahaan Penerbit SBSN Indonesia III
3.800% due 06/23/50 ~	$200,000	221,384
4.550% due 03/29/26 ~	725,000	840,623

		11,783,416

Iraq - 0.1%

Iraq Government (Iraq) 5.800% due 01/15/28 ~	332,813	313,028

Ivory Coast - 0.9%

Ivory Coast Government
4.875% due 01/30/32 ~	EUR 682,000	858,894
5.875% due 10/17/31 ~	806,000	1,091,254
6.875% due 10/17/40 ~	1,022,000	1,424,029

		3,374,177

Jamaica - 0.2%

Jamaica Government (Jamaica) 7.875% due 07/28/45	$523,000	751,813

Kazakhstan - 0.3%

Kazakhstan Government (Kazakhstan) 6.500% due 07/21/45 ~	799,000	1,292,123

Kenya - 0.2%

Kenya Government (Kenya) 8.000% due 05/22/32 ~	650,000	759,001

Lebanon - 0.6%

Lebanon Government
5.800% due 04/14/20 * Y ~	1,035,000	150,530
6.000% due 01/27/23 Y ~	370,000	54,176
6.100% due 10/04/22 Y ~	2,668,000	399,293
6.150% due 06/19/20 Y	2,172,000	350,235
6.375% due 03/09/20 * Y	1,479,000	207,060
6.600% due 11/27/26 Y ~	589,000	83,325
6.850% due 03/23/27 * Y ~	1,441,000	204,218
7.000% due 03/23/32 * Y ~	966,000	136,660
7.050% due 11/02/35 * Y ~	119,000	17,109
7.250% due 03/23/37 * Y ~	660,000	96,466
8.250% due 04/12/21 Y ~	3,165,000	476,396

		2,175,468

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Malaysia - 0.9%

Malaysia Government
2.632% due 04/15/31	MYR 4,316,000	$1,069,297
3.733% due 06/15/28	851,000	230,523
3.757% due 05/22/40	180,000	47,034
3.828% due 07/05/34	986,000	261,199
3.885% due 08/15/29	834,000	228,192
3.899% due 11/16/27	569,000	155,264
4.065% due 06/15/50	1,139,000	294,586
4.181% due 07/15/24	509,000	135,814
4.232% due 06/30/31	706,000	197,535
4.642% due 11/07/33	1,166,000	331,605
4.893% due 06/08/38	1,076,000	315,787
4.921% due 07/06/48	328,000	96,415
4.935% due 09/30/43	353,000	103,827

		3,467,078

Mexico - 2.1%

Mexican Bonos
7.500% due 06/03/27	MXN 8,320,000	476,150
8.500% due 05/31/29	6,270,000	384,370
8.500% due 11/18/38	21,910,000	1,366,139
10.000% due 12/05/24	6,540,000	393,422
Mexico Government
2.659% due 05/24/31	$448,000	459,671
3.600% due 01/30/25	343,000	382,846
3.771% due 05/24/61	2,127,000	2,220,588
4.750% due 03/08/44	398,000	474,832
5.550% due 01/21/45	437,000	574,655
5.750% due 10/12/10	504,000	672,485
6.050% due 01/11/40	320,000	429,890

		7,835,048

Mongolia - 0.2%

Development Bank of Mongolia LLC (Mongolia) 7.250% due 10/23/23 ~	306,000	328,518
Mongolia Government
5.125% due 04/07/26 ~	203,000	218,239
5.625% due 05/01/23 ~	324,000	342,630

		889,387

Morocco - 0.3%

Morocco Government
4.000% due 12/15/50 ~	260,000	268,894
4.250% due 12/11/22 ~	515,000	542,119
5.500% due 12/11/42 ~	309,000	386,819

		1,197,832

Nigeria - 0.5%

Nigeria Government
6.500% due 11/28/27 ~	437,000	471,971
7.625% due 11/28/47 ~	432,000	456,020
7.696% due 02/23/38 ~	576,000	615,960
9.248% due 01/21/49 ~	349,000	411,246

		1,955,197

Oman - 0.8%

Oman Government
4.750% due 06/15/26 ~	350,000	351,060
6.500% due 03/08/47 ~	1,615,000	1,590,072
6.750% due 01/17/48 ~	977,000	970,314

		2,911,446

Pakistan - 1.1%

Pakistan Government
6.875% due 12/05/27 ~	1,990,000	2,084,386
8.250% due 04/15/24 ~	1,606,000	1,755,920
8.250% due 09/30/25 ~	394,000	434,850

		4,275,156

	Principal Amount	Value
Panama - 1.1%

Panama Government
4.000% due 09/22/24	$317,000	$351,474
4.300% due 04/29/53	623,000	794,325
4.500% due 05/15/47	380,000	489,932
6.700% due 01/26/36	715,000	1,064,846
7.125% due 01/29/26	216,000	276,439
8.875% due 09/30/27	409,000	591,439
9.375% due 04/01/29	423,000	660,328

		4,228,783

Paraguay - 0.3%

Paraguay Government
4.625% due 01/25/23 ~	485,000	522,587
4.700% due 03/27/27 ~	355,000	416,238

		938,825

Peru - 2.5%

Fondo MIVIVIENDA SA (Peru) 7.000% due 02/14/24 ~	PEN 824,000	261,597
Peru Government
5.350% due 08/12/40	750,000	215,770
5.400% due 08/12/34	2,739,000	835,470
Peruvian Government
2.780% due 12/01/60	$848,000	857,328
3.230% due 07/28/21	351,000	351,000
5.625% due 11/18/50	1,567,000	2,470,838
6.950% due 08/12/31 ~	PEN 2,654,000	954,418
7.350% due 07/21/25	$875,000	1,124,283
8.750% due 11/21/33	1,298,000	2,222,423

		9,293,127

Philippines - 1.7%

Philippine Government
2.650% due 12/10/45	407,000	413,143
2.950% due 05/05/45	341,000	360,815
3.900% due 11/26/22	PHP 19,000,000	404,372
3.950% due 01/20/40	$747,000	890,847
6.250% due 01/14/36	PHP 8,000,000	213,992
6.375% due 10/23/34	$586,000	861,839
7.750% due 01/14/31	769,000	1,187,223
9.500% due 02/02/30	815,000	1,345,032
10.625% due 03/16/25	440,000	625,431

		6,302,694

Qatar - 1.7%

Qatar Government
3.250% due 06/02/26 ~	1,176,000	1,310,182
4.400% due 04/16/50 ~	359,000	468,818
4.817% due 03/14/49 ~	1,937,000	2,648,247
5.103% due 04/23/48 ~	1,248,000	1,758,195

		6,185,442

Romania - 2.0%

Romanian Government
3.000% due 02/14/31 ~	214,000	230,126
3.375% due 01/28/50 ~	EUR 944,000	1,329,967
3.624% due 05/26/30 ~	350,000	511,205
4.000% due 02/14/51 ~	$1,792,000	1,954,726
4.375% due 08/22/23 ~	1,008,000	1,100,736
5.800% due 07/26/27	RON 4,520,000	1,339,411
6.125% due 01/22/44 ~	$168,000	237,827
6.750% due 02/07/22 ~	594,000	634,187

		7,338,185

Russia - 3.1%

Russian Federal
4.250% due 06/23/27 ~	400,000	457,250
4.375% due 03/21/29 ~	800,000	934,963
5.250% due 06/23/47 ~	1,400,000	1,942,588

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
6.900% due 05/23/29	RUB 41,641,000	$605,500
7.050% due 01/19/28	64,865,000	947,884
7.150% due 11/12/25	46,030,000	673,439
7.250% due 05/10/34	8,501,000	125,136
7.400% due 07/17/24	37,418,000	546,628
7.700% due 03/23/33	74,091,000	1,129,256
7.750% due 09/16/26	93,634,000	1,409,393
7.950% due 10/07/26	19,670,000	298,814
8.500% due 09/17/31	164,707,000	2,675,066

		11,745,917

Saudi Arabia - 1.4%

Saudi Government
3.750% due 01/21/55 ~	$886,000	970,170
4.500% due 04/22/60 ~	656,000	824,756
4.625% due 10/04/47 ~	394,000	488,560
5.000% due 04/17/49 ~	975,000	1,280,931
5.250% due 01/16/50 ~	1,286,000	1,756,901

		5,321,318

South Africa - 3.9%

Republic of South Africa Government
4.300% due 10/12/28	1,193,000	1,246,303
5.000% due 10/12/46	297,000	279,691
5.650% due 09/27/47	965,000	965,801
5.750% due 09/30/49	525,000	527,795
5.875% due 05/30/22	348,000	372,719
5.875% due 06/22/30	331,000	375,840
8.000% due 01/31/30	ZAR 33,749,000	2,193,090
8.250% due 03/31/32	91,816,000	5,632,909
8.750% due 01/31/44	8,500,000	474,524
8.750% due 02/28/48	22,000,000	1,233,474
8.875% due 02/28/35	6,350,000	380,216
9.000% due 01/31/40	8,260,000	479,219
10.500% due 12/21/26	6,700,000	539,949

		14,701,530

Sri Lanka - 0.4%

Sri Lanka Government
6.200% due 05/11/27 ~	$616,000	353,916
6.750% due 04/18/28 ~	200,000	115,376
6.825% due 07/18/26 ~	376,000	218,148
7.550% due 03/28/30 ~	766,000	442,250
7.850% due 03/14/29 ~	897,000	520,933

		1,650,623

Thailand - 0.6%

Thailand Government
2.000% due 06/17/42	THB 16,037,000	561,361
2.875% due 06/17/46	1,724,000	68,939
3.300% due 06/17/38	17,598,000	731,960
3.400% due 06/17/36	11,967,000	499,379
3.600% due 06/17/67	6,561,000	296,277

		2,157,916

Turkey - 1.7%

Turkey Government
3.250% due 03/23/23	$395,000	394,514
4.250% due 03/13/25	240,000	241,274
4.875% due 04/16/43	1,045,000	917,771
5.600% due 11/14/24	291,000	305,579
5.750% due 03/22/24	368,000	388,343
5.750% due 05/11/47	808,000	771,628
6.000% due 03/25/27	400,000	425,536
6.000% due 01/14/41	342,000	338,383
6.125% due 10/24/28	428,000	457,414
6.350% due 08/10/24	278,000	299,003
6.875% due 03/17/36	225,000	245,784
7.250% due 12/23/23	200,000	219,122
7.375% due 02/05/25	293,000	327,597

	Principal Amount	Value
10.500% due 08/11/27	TRY 1,356,000	$166,832
10.600% due 02/11/26	1,640,000	206,738
10.700% due 08/17/22	3,635,000	462,628

		6,168,146

Ukraine - 2.8%

Ukraine Government
7.253% due 03/15/33 ~	$818,000	895,661
7.375% due 09/25/32 ~	2,929,000	3,227,392
7.750% due 09/01/21 ~	307,000	318,634
7.750% due 09/01/23 ~	870,000	958,415
7.750% due 09/01/24 ~	366,000	407,799
7.750% due 09/01/25 ~	1,529,000	1,718,176
7.750% due 09/01/26 ~	1,263,000	1,429,558
7.750% due 09/01/27 ~	322,000	366,223
8.994% due 02/01/24 ~	521,000	591,027
9.750% due 11/01/28 ~	327,000	403,240
15.840% due 02/26/25 ~	UAH 6,510,000	258,343
17.000% due 05/11/22 ~	4,427,000	167,684

		10,742,152

United Arab Emirates - 0.5%

Abu Dhabi Government
3.125% due 09/30/49 ~	$680,000	730,235
3.875% due 04/16/50 ~	1,033,000	1,262,326

		1,992,561

Uruguay - 2.6%

Uruguay Government
3.875% due 07/02/40 ^	UYU 46,563,576	1,285,911
4.125% due 11/20/45	$531,086	665,185
4.375% due 12/15/28 ^	UYU 10,596,833	287,655
4.975% due 04/20/55	$1,902,770	2,647,229
5.100% due 06/18/50	609,124	855,390
7.625% due 03/21/36	622,000	1,009,534
7.875% due 01/15/33	689,000	1,103,130
8.500% due 03/15/28 ~	UYU 10,545,000	261,928
9.875% due 06/20/22 ~	13,825,000	339,807
Uruguay Monetary Regulation Bill 6.567% due 06/09/21	10,418,000	238,530
6.887% due 07/21/21	9,816,000	222,738
7.112% due 10/15/21	4,656,000	103,833
7.196% due 10/01/21	7,632,000	170,550
7.217% due 03/02/22	8,672,000	188,219
7.345% due 12/08/21	8,914,000	196,380

		9,576,019

Venezuela - 0.8%

Venezuela Government
7.750% due 10/13/21 * Y ~	$913,000	88,561
8.250% due 10/13/24 * Y ~	1,784,900	173,135
9.000% due 05/07/23 * Y ~	816,000	79,152
9.250% due 09/15/27 * Y	2,467,000	240,532
9.250% due 05/07/28 * Y ~	1,282,000	124,354
11.750% due 10/21/26 * Y ~	7,749,400	751,692
11.950% due 08/05/31 * Y ~	13,257,100	1,285,939
12.750% due 08/23/22 * Y ~	1,624,000	157,528

		2,900,893

Vietnam - 0.3%

Vietnam Government (Vietnam) 4.800% due 11/19/24 ~	869,000	977,650

Zambia - 0.2%

Zambia Government
8.500% due 04/14/24 Y ~	327,000	176,787
8.970% due 07/30/27 Y ~	1,215,000	643,968

		820,755

Total Foreign Government Bonds & Notes (Cost $242,413,548)		245,241,165

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 3.6%

Foreign Government Issues - 0.9%

Egypt Treasury Bills
13.190% due 06/01/21	EGP 9,250,000	$562,336
13.249% due 05/18/21	19,000,000	1,160,486
13.249% due 05/25/21	5,900,000	359,518
13.250% due 08/10/21	19,000,000	1,128,629
Uruguay Monetary Regulation Bill (Uruguay) 7.195% due 12/03/21	UYU 3,801,000	83,817

		3,294,786

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $10,123,876; collateralized by U.S. Treasury Notes: 0.125% due 12/31/2022 and value $10,326,400)	$10,123,876	10,123,876

Total Short-Term Investments (Cost $13,411,337)		13,418,662

TOTAL INVESTMENTS - 97.8% (Cost $365,707,520)		365,938,209

DERIVATIVES - 1.4%		5,123,645

OTHER ASSETS & LIABILITIES, NET - 0.8%		3,074,636

NET ASSETS - 100.0%		$374,136,490

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	65.5%
Corporate Bonds & Notes	28.7%
Short-Term Investments	3.6%

97.8%
Derivatives	1.4%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of December 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	10.8%
Mexico	6.1%
Indonesia	5.5%
Colombia	5.0%
South Africa	4.2%
Ecuador	3.7%
Ukraine	3.5%
United States (Includes Short-Term Investments)	3.4%
Russia	3.2%
Egypt	3.0%
Others (each less than 3.0%)	49.4%

97.8%
Derivatives	1.4%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	Investments with a total aggregate value of $12,082,143 or 3.2% of the Fund’s net assets were in default as of December 31, 2020.

(d)	Forward foreign currency contracts outstanding as of December 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	13,018,034	USD	2,506,843	01/21	BNP	$-	($579)
BRL	5,584,874	USD	1,080,000	01/21	BRC	-	(4,786)
BRL	3,058,526	USD	585,000	01/21	BRC	3,835	-
BRL	11,861,021	USD	2,281,754	01/21	DUB	1,758	-
BRL	14,469,028	USD	2,784,272	01/21	JPM	1,340	-
BRL	923,603	USD	176,586	02/21	DUB	1,170	-
CLP	4,220,133,691	USD	5,422,594	01/21	BRC	516,238	-
CLP	1,124,810,446	USD	1,470,148	01/21	BSC	112,754	-
CLP	250,086,015	USD	331,857	01/21	CSF	20,079	-
CLP	131,282,500	USD	170,000	01/21	SCB	14,749	-
CNH	53,126,646	USD	8,045,104	02/21	ANZ	96,381	-
CNH	4,792,156	USD	724,000	02/21	BNP	10,382	-
CNH	45,872,000	USD	6,938,861	02/21	BRC	90,872	-
CNH	1,356,930	USD	208,000	02/21	HSB	-	(55)
CNH	1,361,672	USD	208,000	02/21	HSB	672	-
CNH	2,397,797	USD	363,000	02/21	MER	4,454	-
COP	746,899,522	USD	205,000	01/21	BNP	13,691	-
COP	25,941,107,816	USD	6,842,904	01/21	BRC	752,602	-
COP	35,250,000,000	USD	9,286,947	01/21	JPM	1,034,185	-
CZK	37,879,000	USD	1,642,628	01/21	JPM	121,041	-
CZK	57,052,587	USD	2,595,363	01/21	MER	61,039	-
CZK	91,228,687	USD	4,102,424	02/21	MER	146,262	-
CZK	51,717,993	USD	2,368,886	03/21	BNP	40,188	-
EUR	132,818	USD	161,850	01/21	BNP	444	-
EUR	139,137	USD	169,775	01/21	MSC	240	-
HUF	95,038,650	USD	315,000	01/21	JPM	5,158	-
HUF	71,412,975	USD	235,000	01/21	MER	5,570	-
HUF	1,219,086,011	USD	4,003,369	02/21	BRC	103,110	-
HUF	35,144,186	USD	119,390	02/21	SCB	-	(1,007)
IDR	7,205,845,000	USD	505,000	01/21	BNP	12,116	-
ILS	3,321,646	USD	992,444	01/21	MER	41,647	-
INR	433,602,616	USD	5,759,827	02/21	HSB	145,413	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
KRW	10,882,000,000	USD	9,359,975	01/21	BNP	$642,637	$-
KRW	17,881,129,930	USD	15,513,928	01/21	BRC	922,207	-
KRW	5,470,000,000	USD	4,745,380	01/21	MER	282,582	-
MXN	5,652,979	USD	280,000	01/21	BSC	3,303	-
MXN	703,907,560	USD	33,320,279	01/21	CIT	1,956,559	-
MXN	418,367,662	USD	19,702,911	01/21	HSB	1,263,888	-
MXN	1,857,057	USD	93,241	01/21	MER	-	(174)
MXN	26,870,822	USD	1,276,058	01/21	MER	70,592	-
MYR	2,286,774	USD	557,057	02/21	SCB	14,225	-
PEN	1,234,577	USD	343,335	01/21	CIT	-	(2,220)
PEN	3,541,707	USD	978,642	01/21	DUB	-	(68)
PEN	312,850	USD	85,964	01/21	DUB	476	-
PEN	11,785,294	USD	3,267,974	01/21	HSB	-	(11,693)
PEN	671,865	USD	185,000	01/21	SCB	636	-
PHP	36,464,831	USD	752,986	02/21	BNP	4,351	-
PLN	1,524,018	USD	412,797	01/21	BNP	-	(4,773)
PLN	21,181,186	USD	5,470,654	01/21	BNP	200,152	-
PLN	1,336,798	USD	344,954	01/21	BRC	12,943	-
PLN	1,576,890	USD	420,000	01/21	HSB	2,178	-
PLN	709,167	USD	192,860	01/21	SCB	-	(2,996)
PLN	24,163,083	USD	6,412,282	02/21	BNP	57,530	-
PLN	741,769	USD	201,300	03/21	BNP	-	(2,663)
RON	740,250	USD	180,000	01/21	HSB	5,575	-
RON	9,457,754	USD	2,288,517	02/21	JPM	78,850	-
RUB	12,521,087	USD	169,353	01/21	HSB	-	(425)
RUB	362,550,877	USD	4,681,431	01/21	HSB	209,904	-
RUB	32,856,054	USD	420,000	02/21	BNP	21,673	-
RUB	123,959,985	USD	1,606,080	02/21	BRC	60,273	-
RUB	34,681,660	USD	442,160	02/21	JPM	24,054	-
RUB	77,057,382	USD	976,270	02/21	MSC	59,587	-
RUB	15,315,000	USD	200,000	03/21	BNP	5,158	-
RUB	452,367,327	USD	5,851,873	03/21	HSB	207,984	-
SGD	476,872	USD	355,000	02/21	HSB	5,844	-
SGD	7,456,513	USD	5,541,198	02/21	MER	101,072	-
THB	12,096,000	USD	400,000	01/21	BRC	3,740	-
THB	380,356,430	USD	12,136,646	01/21	MSC	558,892	-
THB	17,748,900	USD	585,000	02/21	BNP	7,476	-
TRY	16,051,794	USD	2,051,190	01/21	BRC	90,292	-
TRY	315,335	USD	39,000	01/21	CIT	3,069	-
TRY	9,466,784	USD	1,170,000	01/21	HSB	97,387	-
TRY	3,857,955	USD	481,162	01/21	JPM	33,531	-
TRY	1,816,192	USD	224,000	01/21	MER	18,300	-
TWD	125,157,153	USD	4,456,529	02/21	BNP	36,799	-
USD	2,505,058	BRL	13,018,034	01/21	BNP	-	(1,206)
USD	1,663,248	BRL	8,643,401	01/21	BRC	-	(800)
USD	2,231,117	BRL	11,861,021	01/21	DUB	-	(52,396)
USD	2,762,451	BRL	14,469,028	01/21	JPM	-	(23,161)
USD	2,505,492	BRL	13,018,034	02/21	BNP	39	-
USD	4,250,500	CLP	3,300,513,250	01/21	DUB	-	(394,185)
USD	13,426,800	COP	51,035,266,800	01/21	BRC	-	(1,516,228)
USD	882,295	COP	3,033,655,971	01/21	CSF	-	(5,954)
USD	2,960,605	COP	10,718,850,381	01/21	DUB	-	(177,852)
USD	5,347,797	EUR	4,412,097	01/21	BNP	-	(43,466)
USD	434,274	IDR	6,130,639,830	01/21	BNP	-	(5,682)
USD	421,843	IDR	5,983,000,000	01/21	MSC	-	(7,518)
USD	532,000	KRW	600,920,600	01/21	BNP	-	(20,359)
USD	789,900	KRW	884,195,510	01/21	BRC	-	(22,842)
USD	17,723,400	KRW	20,137,327,080	01/21	DUB	-	(786,605)
USD	1,596,490	KRW	1,823,253,932	01/21	HSB	-	(79,424)
USD	1,037,319	KRW	1,170,800,400	01/21	JPM	-	(38,867)
USD	575,510	KRW	656,541,671	01/21	MER	-	(27,976)
USD	580,315	MXN	11,520,762	01/21	BSC	2,944	-
USD	278,100	MXN	5,897,004	01/21	JPM	-	(17,433)
USD	23,104,520	MXN	488,632,761	01/21	MER	-	(1,383,665)
USD	1,140,725	MXN	22,678,076	01/21	MER	4,197	-
USD	11,445,000	MXN	242,104,291	01/21	MSC	-	(688,232)
USD	4,096,800	PEN	14,768,964	01/21	MSC	16,130	-
USD	507,716	RUB	38,703,654	01/21	JPM	-	(14,453)
USD	505,110	RUB	38,720,697	01/21	MSC	-	(17,288)
USD	5,592,100	THB	175,591,940	01/21	HSB	-	(268,809)
USD	76,910	THB	2,331,539	02/21	SCB	-	(919)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	3,703,277	ZAR	58,133,058	01/21	HSB	$-	($239,192)
ZAR	22,963,886	USD	1,395,599	01/21	SCB	161,766	-

Total Forward Foreign Currency Contracts						$10,606,185	($5,865,951)

(e)	Swap agreements outstanding as of December 31, 2020 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.575%	Brazil CETIP Interbank	Z/Z	CME	01/02/23	BRL 22,885,584	$58,885	$-	$58,885
6.570%	Brazil CETIP Interbank	Z/Z	CME	01/02/25	14,730,530	112,817	-	112,817
6.680%	Brazil CETIP Interbank	Z/Z	CME	01/02/25	24,721,348	232,407	-	232,407
2.535%	3-Month CNY-RRR	Q/Q	LCH	03/18/25	CNY 14,541,000	(8,246)	-	(8,246)
2.575%	3-Month CNY-RRR	Q/Q	LCH	03/18/25	16,822,000	(5,404)	-	(5,404)
2.580%	3-Month CNY-RRR	Q/Q	LCH	03/18/25	16,101,000	(4,677)	-	(4,677)
2.582%	3-Month CNY-RRR	Q/Q	LCH	03/18/25	8,446,000	(2,371)	-	(2,371)

						$383,411	$-	$383,411

Total Swap Agreements						$383,411	$-	$383,411

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements (1)
Assets	$-	$404,109
Liabilities	-	(20,698)

	$-	$383,411

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$107,278,382	$-	$107,278,382	$-
	Foreign Government Bonds & Notes	245,241,165	-	245,241,165	-
	Short-Term Investments	13,418,662	-	13,418,662	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	10,606,185	-	10,606,185	-
	Interest Rate Contracts
	Swaps	404,109	-	404,109	-

	Total Asset - Derivatives	11,010,294	-	11,010,294	-

	Total Assets	376,948,503	-	376,948,503	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(5,865,951)	-	(5,865,951)	-
	Interest Rate Contracts
	Swaps	(20,698)	-	(20,698)	-

	Total Liabilities - Derivatives	(5,886,649)	-	(5,886,649)	-

	Total Liabilities	(5,886,649)	-	(5,886,649)	-

	Total	$371,061,854	$-	$371,061,854	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 96.9%

Basic Materials - 3.3%

Air Products & Chemicals Inc	68,552	$18,729,777
Ecolab Inc	11,085	2,398,351
Linde PLC (United Kingdom)	59,026	15,553,941
PPG Industries Inc	36,293	5,234,177
RPM International Inc	112,889	10,248,063
The Sherwin-Williams Co	13,537	9,948,477

		62,112,786

Communications - 3.4%

AT&T Inc	314,400	9,042,144
Comcast Corp ‘A’	543,887	28,499,679
The Walt Disney Co *	141,770	25,685,888

		63,227,711

Consumer, Cyclical - 9.6%

Costco Wholesale Corp	29,962	11,289,082
Cummins Inc	31,700	7,199,070
Dollar General Corp	126,478	26,598,323
Hilton Worldwide Holdings Inc	129,366	14,393,261
Las Vegas Sands Corp	130,339	7,768,204
Marriott International Inc ‘A’	82,449	10,876,672
McDonald’s Corp	86,963	18,660,521
NIKE Inc ‘B’	74,843	10,588,039
PACCAR Inc	85,466	7,374,007
Ross Stores Inc	209,037	25,671,834
The Home Depot Inc	81,954	21,768,622
Tractor Supply Co	51,133	7,188,277
Yum! Brands Inc	105,311	11,432,562

		180,808,474

Consumer, Non-Cyclical - 25.2%

AbbVie Inc	247,307	26,498,945
Automatic Data Processing Inc	64,348	11,338,118
Avery Dennison Corp	94,276	14,623,150
Becton Dickinson and Co	82,433	20,626,385
Cigna Corp	57,719	12,015,941
Cintas Corp	19,197	6,785,372
Colgate-Palmolive Co	112,425	9,613,462
CVS Health Corp	21,721	1,483,544
Danaher Corp	201,527	44,767,208
Diageo PLC (United Kingdom)	148,175	5,863,102
Eli Lilly & Co	67,800	11,447,352
Equifax Inc	71,636	13,814,286
Johnson & Johnson	130,448	20,529,906
Kimberly-Clark Corp	29,453	3,971,148
McCormick & Co Inc	73,164	6,994,478
Medtronic PLC	142,301	16,669,139
Merck & Co Inc	77,125	6,308,825
Mondelez International Inc ‘A’	412,895	24,141,971
Nestle SA (Switzerland)	93,474	11,049,680
PepsiCo Inc	187,429	27,795,721
Pfizer Inc	324,120	11,930,857
Philip Morris International Inc	164,269	13,599,831
S&P Global Inc	37,596	12,358,933
Stryker Corp	97,275	23,836,266
The Coca-Cola Co	394,253	21,620,835
Thermo Fisher Scientific Inc	76,358	35,566,029
UnitedHealth Group Inc	109,883	38,533,770
Zoetis Inc	123,304	20,406,812

		474,191,066

Energy - 1.4%

EOG Resources Inc	244,185	12,177,506
TC Energy Corp (Canada)	100,038	4,073,547
TOTAL SE (France)	250,618	10,817,224

		27,068,277

	Shares	Value
Financial - 17.6%

American Express Co	58,416	$7,063,079
American Tower Corp REIT	93,344	20,951,994
Aon PLC ‘A’	79,141	16,720,119
Chubb Ltd	174,577	26,870,892
CME Group Inc	59,482	10,828,698
Crown Castle International Corp REIT	93,317	14,855,133
Equity Residential REIT	186,415	11,050,681
JPMorgan Chase & Co	389,274	49,465,047
Marsh & McLennan Cos Inc	235,633	27,569,061
Morgan Stanley	399,510	27,378,420
The Charles Schwab Corp	352,375	18,689,970
The PNC Financial Services Group Inc	69,000	10,281,000
The Progressive Corp	86,085	8,512,085
Visa Inc ‘A’	252,687	55,270,228
Wells Fargo & Co	509,411	15,374,024
Willis Towers Watson PLC	50,446	10,627,963

		331,508,394

Industrial - 14.7%

Agilent Technologies Inc	171,265	20,293,190
Amphenol Corp ‘A’	91,897	12,017,371
Ball Corp	270,989	25,250,755
Deere & Co	29,240	7,867,022
Fortive Corp	139,273	9,863,314
General Electric Co	1,999,435	21,593,898
Honeywell International Inc	128,492	27,330,248
Howmet Aerospace Inc	42,523	1,213,606
Illinois Tool Works Inc	55,545	11,324,515
JB Hunt Transport Services Inc	79,214	10,824,593
Northrop Grumman Corp	39,649	12,081,843
Rockwell Automation Inc	22,901	5,743,800
Roper Technologies Inc	65,706	28,325,200
Sealed Air Corp	222,960	10,209,338
TE Connectivity Ltd	119,973	14,525,131
Union Pacific Corp	105,949	22,060,701
United Parcel Service Inc ‘B’	111,475	18,772,390
Waste Connections Inc	175,507	18,001,753

		277,298,668

Technology - 17.2%

Accenture PLC ‘A’	131,403	34,323,778
Apple Inc	669,815	88,877,752
Applied Materials Inc	205,978	17,775,902
Broadridge Financial Solutions Inc	86,957	13,321,812
Fidelity National Information Services Inc	153,957	21,778,757
Microchip Technology Inc	91,654	12,658,334
Microsoft Corp	444,187	98,796,073
QUALCOMM Inc	58,701	8,942,510
Texas Instruments Inc	170,547	27,991,879

		324,466,797

Utilities - 4.5%

Ameren Corp	65,800	5,136,348
American Electric Power Co Inc	129,153	10,754,570
American Water Works Co Inc	57,634	8,845,090
Atmos Energy Corp	125,111	11,939,343
Eversource Energy	73,099	6,323,795
NextEra Energy Inc	330,212	25,475,856
Sempra Energy	121,757	15,513,059

		83,988,061

Total Common Stocks (Cost $1,235,586,458)		1,824,670,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.1%

Repurchase Agreement - 3.1%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $58,233,072; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $59,397,800)	$58,233,072	$58,233,072

Total Short-Term Investment (Cost $58,233,072)		58,233,072

TOTAL INVESTMENTS - 100.0% (Cost $1,293,819,530)		1,882,903,306

OTHER ASSETS & LIABILITIES, NET - 0.0%		141,681

NET ASSETS - 100.0%		$1,883,044,987

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.2%
Financial	17.6%
Technology	17.2%
Industrial	14.7%
Consumer, Cyclical	9.6%
Utilities	4.5%
Communications	3.4%
Basic Materials	3.3%
Short-Term Investment	3.1%
Others (each less than 3.0%)	1.4%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$62,112,786	$62,112,786	$-	$-
	Communications	63,227,711	63,227,711	-	-
	Consumer, Cyclical	180,808,474	180,808,474	-	-
	Consumer, Non-Cyclical	474,191,066	457,278,284	16,912,782	-
	Energy	27,068,277	16,251,053	10,817,224	-
	Financial	331,508,394	331,508,394	-	-
	Industrial	277,298,668	277,298,668	-	-
	Technology	324,466,797	324,466,797	-	-
	Utilities	83,988,061	83,988,061	-	-

	Total Common Stocks	1,824,670,234	1,796,940,228	27,730,006	-

	Short-Term Investment	58,233,072	-	58,233,072	-

	Total	$1,882,903,306	$1,796,940,228	$85,963,078	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 2.1%

Air Products & Chemicals Inc	26,863	$7,339,509
Albemarle Corp	12,864	1,897,697
Celanese Corp	14,089	1,830,725
CF Industries Holdings Inc	26,408	1,022,254
Dow Inc	89,118	4,946,049
DuPont de Nemours Inc	88,532	6,295,510
Eastman Chemical Co	16,402	1,644,793
Ecolab Inc	30,172	6,528,014
FMC Corp	15,571	1,789,575
Freeport-McMoRan Inc	175,727	4,572,416
International Flavors & Fragrances Inc	12,717	1,384,118
International Paper Co	48,125	2,392,775
Linde PLC (United Kingdom)	63,482	16,728,142
LyondellBasell Industries NV ‘A’	31,082	2,848,976
Newmont Corp	97,402	5,833,406
Nucor Corp	36,190	1,924,946
PPG Industries Inc	28,553	4,117,914
The Mosaic Co	42,016	966,788
The Sherwin-Williams Co	9,875	7,257,236

		81,320,843

Communications - 16.0%

Alphabet Inc ‘A’ *	36,363	63,731,248
Alphabet Inc ‘C’ *	35,110	61,508,507
Amazon.com Inc *	51,585	168,008,734
Arista Networks Inc *	6,554	1,904,396
AT&T Inc	861,903	24,788,330
Booking Holdings Inc *	4,954	11,033,896
CDW Corp	17,119	2,256,113
CenturyLink Inc	116,884	1,139,619
Charter Communications Inc ‘A’ *	17,648	11,675,034
Cisco Systems Inc	511,084	22,871,009
Comcast Corp ‘A’	552,252	28,938,005
Corning Inc	91,912	3,308,832
Discovery Inc ‘A’ *	20,226	608,600
Discovery Inc ‘C’ *	35,449	928,409
DISH Network Corp ‘A’ *	29,436	951,960
eBay Inc	78,716	3,955,479
Etsy Inc *	15,251	2,713,305
Expedia Group Inc	16,234	2,149,382
F5 Networks Inc *	7,659	1,347,525
Facebook Inc ‘A’ *	290,765	79,425,367
Fox Corp ‘A’	40,826	1,188,853
Fox Corp ‘B’ *	18,352	530,006
Juniper Networks Inc	40,719	916,585
Motorola Solutions Inc	20,421	3,472,795
Netflix Inc *	53,436	28,894,448
News Corp ‘A’	49,097	882,273
News Corp ‘B’	15,851	281,672
NortonLifeLock Inc	73,264	1,522,426
Omnicom Group Inc	26,564	1,656,797
T-Mobile US Inc *	70,476	9,503,689
The Interpublic Group of Cos Inc	45,630	1,073,218
The Walt Disney Co *	218,982	39,675,159
Twitter Inc *	95,596	5,176,523
VeriSign Inc *	12,135	2,626,014
Verizon Communications Inc	500,510	29,404,963
ViacomCBS Inc ‘B’	69,017	2,571,573

		622,620,744

Consumer, Cyclical - 9.5%

Advance Auto Parts Inc	8,399	1,322,926
Alaska Air Group Inc	15,583	810,316
American Airlines Group Inc	73,874	1,164,993
Aptiv PLC	32,660	4,255,271
AutoZone Inc *	2,792	3,309,748

	Shares	Value
Best Buy Co Inc	27,826	$2,776,757
BorgWarner Inc	30,304	1,170,947
CarMax Inc *	19,987	1,887,972
Carnival Corp	89,953	1,948,382
Chipotle Mexican Grill Inc *	3,372	4,675,986
Copart Inc *	24,852	3,162,417
Costco Wholesale Corp	53,367	20,107,618
Cummins Inc	17,888	4,062,365
Darden Restaurants Inc	15,604	1,858,748
Delta Air Lines Inc	77,135	3,101,598
Dollar General Corp	29,633	6,231,820
Dollar Tree Inc *	28,447	3,073,414
Domino’s Pizza Inc	4,804	1,842,142
DR Horton Inc	39,767	2,740,742
Fastenal Co	69,438	3,390,658
Ford Motor Co	470,977	4,139,888
General Motors Co	152,345	6,343,646
Genuine Parts Co	17,542	1,761,743
Hanesbrands Inc	40,940	596,905
Hasbro Inc	15,102	1,412,641
Hilton Worldwide Holdings Inc	33,303	3,705,292
L Brands Inc	28,936	1,076,130
Las Vegas Sands Corp	39,414	2,349,074
Leggett & Platt Inc	16,756	742,291
Lennar Corp ‘A’	32,944	2,511,321
Live Nation Entertainment Inc *	17,596	1,292,954
LKQ Corp *	34,704	1,222,969
Lowe’s Cos Inc	88,624	14,225,038
Marriott International Inc ‘A’	32,325	4,264,314
McDonald’s Corp	90,123	19,338,593
MGM Resorts International	50,754	1,599,259
Mohawk Industries Inc *	7,278	1,025,834
Newell Brands Inc	44,951	954,310
NIKE Inc ‘B’	151,977	21,500,186
Norwegian Cruise Line Holdings Ltd *	38,177	970,841
NVR Inc *	417	1,701,302
O’Reilly Automotive Inc *	8,763	3,965,871
PACCAR Inc	41,716	3,599,256
Pool Corp	4,750	1,769,375
PulteGroup Inc	33,285	1,435,249
PVH Corp	8,349	783,888
Ralph Lauren Corp	5,833	605,115
Ross Stores Inc	42,898	5,268,303
Royal Caribbean Cruises Ltd	22,195	1,657,745
Southwest Airlines Co	71,395	3,327,721
Starbucks Corp	141,961	15,186,988
Tapestry Inc	34,086	1,059,393
Target Corp	60,569	10,692,246
Tesla Inc *	91,720	64,724,052
The Gap Inc	23,476	473,980
The Home Depot Inc	130,217	34,588,240
The TJX Cos Inc	145,001	9,902,118
Tiffany & Co	12,969	1,704,775
Tractor Supply Co	13,981	1,965,449
Ulta Beauty Inc *	6,876	1,974,512
Under Armour Inc ‘A’ *	24,871	427,035
Under Armour Inc ‘C’ *	23,012	342,419
United Airlines Holdings Inc *	36,072	1,560,114
VF Corp	38,316	3,272,570
Walgreens Boots Alliance Inc	86,929	3,466,729
Walmart Inc	167,682	24,171,360
Whirlpool Corp	7,648	1,380,388
WW Grainger Inc	5,392	2,201,769
Wynn Resorts Ltd	12,045	1,359,037
Yum! Brands Inc	36,323	3,943,225

		372,438,273

Consumer, Non-Cyclical - 20.5%

Abbott Laboratories	214,370	23,471,371
AbbVie Inc	213,537	22,880,489

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
ABIOMED Inc *	5,467	$1,772,401
Alexion Pharmaceuticals Inc *	26,470	4,135,673
Align Technology Inc *	8,679	4,637,884
Altria Group Inc	224,779	9,215,939
AmerisourceBergen Corp	18,071	1,766,621
Amgen Inc	70,414	16,189,587
Anthem Inc	30,082	9,659,029
Archer-Daniels-Midland Co	67,934	3,424,553
Automatic Data Processing Inc	51,866	9,138,789
Avery Dennison Corp	10,164	1,576,538
Baxter International Inc	62,150	4,986,916
Becton Dickinson and Co	35,080	8,777,718
Bio-Rad Laboratories Inc ‘A’ *	2,554	1,488,829
Biogen Inc *	18,612	4,557,334
Boston Scientific Corp *	172,547	6,203,065
Bristol-Myers Squibb Co	273,321	16,954,102
Brown-Forman Corp ‘B’	22,213	1,764,379
Campbell Soup Co	25,097	1,213,440
Cardinal Health Inc	35,287	1,889,972
Catalent Inc *	19,594	2,039,148
Centene Corp *	70,268	4,218,188
Church & Dwight Co Inc	30,400	2,651,792
Cigna Corp	43,696	9,096,633
Cintas Corp	10,563	3,733,598
Colgate-Palmolive Co	103,676	8,865,335
Conagra Brands Inc	58,527	2,122,189
Constellation Brands Inc ‘A’	20,664	4,526,449
Corteva Inc	89,823	3,477,947
CVS Health Corp	158,316	10,812,983
Danaher Corp	76,470	16,987,046
DaVita Inc *	8,875	1,041,925
Dentsply Sirona Inc	26,477	1,386,336
DexCom Inc *	11,554	4,271,745
Edwards Lifesciences Corp *	75,577	6,894,890
Eli Lilly & Co	96,031	16,213,874
Equifax Inc	14,713	2,837,255
FleetCor Technologies Inc *	9,963	2,718,205
Gartner Inc *	10,875	1,742,066
General Mills Inc	73,741	4,335,971
Gilead Sciences Inc	151,617	8,833,206
Global Payments Inc	36,014	7,758,136
HCA Healthcare Inc	32,120	5,282,455
Henry Schein Inc *	17,496	1,169,783
Hologic Inc *	31,086	2,263,993
Hormel Foods Corp	33,414	1,557,426
Humana Inc	16,070	6,593,039
IDEXX Laboratories Inc *	10,318	5,157,659
IHS Markit Ltd	45,078	4,049,357
Illumina Inc *	17,732	6,560,840
Incyte Corp *	22,745	1,978,360
Intuitive Surgical Inc *	14,203	11,619,474
IQVIA Holdings Inc *	23,190	4,154,952
Johnson & Johnson	318,411	50,111,523
Kellogg Co	30,405	1,892,103
Kimberly-Clark Corp	40,877	5,511,446
Laboratory Corp of America Holdings *	11,929	2,428,148
Lamb Weston Holdings Inc	17,295	1,361,808
MarketAxess Holdings Inc	4,538	2,589,201
McCormick & Co Inc	30,424	2,908,534
McKesson Corp	19,421	3,377,700
Medtronic PLC	162,804	19,070,861
Merck & Co Inc	306,012	25,031,782
Molson Coors Beverage Co ‘B’	22,124	999,784
Mondelez International Inc ‘A’	172,981	10,114,199
Monster Beverage Corp *	45,121	4,172,790
Moody’s Corp	19,522	5,666,065
Nielsen Holdings PLC	41,795	872,262
PayPal Holdings Inc *	141,718	33,190,356
PepsiCo Inc	167,150	24,788,345
Perrigo Co PLC	16,962	758,541

	Shares	Value
Pfizer Inc	672,299	$24,747,326
Philip Morris International Inc	188,360	15,594,324
Quanta Services Inc	16,696	1,202,446
Quest Diagnostics Inc	16,165	1,926,383
Regeneron Pharmaceuticals Inc *	12,756	6,162,551
ResMed Inc	17,454	3,710,022
Robert Half International Inc	13,839	864,661
Rollins Inc	27,294	1,066,377
S&P Global Inc	29,101	9,566,372
STERIS PLC	10,306	1,953,399
Stryker Corp	39,544	9,689,862
Sysco Corp	61,518	4,568,327
Teleflex Inc	5,574	2,294,091
The Clorox Co	15,124	3,053,838
The Coca-Cola Co	467,805	25,654,426
The Cooper Cos Inc	5,922	2,151,581
The Estee Lauder Cos Inc ‘A’	27,400	7,293,606
The Hershey Co	17,821	2,714,673
The JM Smucker Co	13,694	1,583,026
The Kraft Heinz Co	78,376	2,716,512
The Kroger Co	93,656	2,974,515
The Procter & Gamble Co	299,913	41,729,895
Thermo Fisher Scientific Inc	47,937	22,328,096
Tyson Foods Inc ‘A’	35,394	2,280,789
United Rentals Inc *	8,725	2,023,415
UnitedHealth Group Inc	114,762	40,244,738
Universal Health Services Inc ‘B’	9,372	1,288,650
Varian Medical Systems Inc *	11,160	1,953,112
Verisk Analytics Inc	19,853	4,121,284
Vertex Pharmaceuticals Inc *	31,397	7,420,367
Viatris Inc *	145,441	2,725,564
West Pharmaceutical Services Inc	9,029	2,558,006
Zimmer Biomet Holdings Inc	24,995	3,851,479
Zoetis Inc	57,485	9,513,767

		801,029,812

Energy - 2.2%

Apache Corp	46,073	653,776
Baker Hughes Co	81,900	1,707,615
Cabot Oil & Gas Corp	48,390	787,789
Chevron Corp	232,839	19,663,254
Concho Resources Inc	23,215	1,354,595
ConocoPhillips	129,171	5,165,548
Devon Energy Corp	44,157	698,122
Diamondback Energy Inc	18,402	890,657
EOG Resources Inc	70,631	3,522,368
Exxon Mobil Corp	511,413	21,080,444
Halliburton Co	108,300	2,046,870
Hess Corp	32,803	1,731,670
HollyFrontier Corp	18,466	477,346
Kinder Morgan Inc	233,473	3,191,576
Marathon Oil Corp	90,675	604,802
Marathon Petroleum Corp	78,697	3,254,908
NOV Inc *	48,556	666,674
Occidental Petroleum Corp	99,983	1,730,706
ONEOK Inc	54,318	2,084,725
Phillips 66	52,340	3,660,660
Pioneer Natural Resources Co	19,887	2,264,930
Schlumberger NV	167,221	3,650,435
TechnipFMC PLC (United Kingdom)	50,546	475,132
The Williams Cos Inc	145,442	2,916,112
Valero Energy Corp	49,590	2,805,306

		87,086,020

Financial - 14.2%

Aflac Inc	78,993	3,512,819
Alexandria Real Estate Equities Inc REIT	14,977	2,669,201
American Express Co	78,886	9,538,106
American International Group Inc	103,947	3,935,433
American Tower Corp REIT	53,728	12,059,787

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Ameriprise Financial Inc	14,270	$2,773,089
Aon PLC ‘A’	27,652	5,842,038
Arthur J Gallagher & Co	23,127	2,861,041
Assurant Inc	7,276	991,137
AvalonBay Communities Inc REIT	16,869	2,706,294
Bank of America Corp	920,770	27,908,539
Berkshire Hathaway Inc ‘B’ *	235,387	54,579,184
BlackRock Inc	17,156	12,378,740
Boston Properties Inc REIT	16,808	1,588,860
Capital One Financial Corp	55,084	5,445,053
Cboe Global Markets Inc	12,996	1,210,188
CBRE Group Inc ‘A’ *	40,574	2,544,801
Chubb Ltd	54,721	8,422,656
Cincinnati Financial Corp	18,159	1,586,552
Citigroup Inc	251,817	15,527,036
Citizens Financial Group Inc	50,780	1,815,893
CME Group Inc	43,613	7,939,747
Comerica Inc	16,997	949,452
Crown Castle International Corp REIT	52,166	8,304,306
Digital Realty Trust Inc REIT	33,886	4,727,436
Discover Financial Services	37,307	3,377,403
Duke Realty Corp REIT	45,622	1,823,511
Equinix Inc REIT	10,816	7,724,571
Equity Residential REIT	41,182	2,441,269
Essex Property Trust Inc REIT	7,887	1,872,532
Everest Re Group Ltd	4,836	1,132,059
Extra Space Storage Inc REIT	15,577	1,804,751
Federal Realty Investment Trust REIT	8,326	708,709
Fifth Third Bancorp	86,564	2,386,570
First Republic Bank	20,799	3,055,997
Franklin Resources Inc	31,577	789,109
Globe Life Inc	11,710	1,111,982
Healthpeak Properties Inc REIT	65,906	1,992,338
Host Hotels & Resorts Inc REIT	84,556	1,237,054
Huntington Bancshares Inc	120,246	1,518,707
Intercontinental Exchange Inc	67,692	7,804,211
Invesco Ltd	46,752	814,887
Iron Mountain Inc REIT	33,768	995,481
JPMorgan Chase & Co	368,686	46,848,930
KeyCorp	120,337	1,974,730
Kimco Realty Corp REIT	54,080	811,741
Lincoln National Corp	21,880	1,100,783
Loews Corp	28,133	1,266,548
M&T Bank Corp	15,517	1,975,314
Marsh & McLennan Cos Inc	61,226	7,163,442
Mastercard Inc ‘A’	106,406	37,980,558
MetLife Inc	92,523	4,343,955
Mid-America Apartment Communities Inc REIT	13,833	1,752,503
Morgan Stanley	172,441	11,817,382
Nasdaq Inc	13,693	1,817,609
Northern Trust Corp	25,173	2,344,613
People’s United Financial Inc	49,899	645,194
Principal Financial Group Inc	30,724	1,524,218
Prologis Inc REIT	89,410	8,910,601
Prudential Financial Inc	48,146	3,758,758
Public Storage REIT	18,396	4,248,188
Raymond James Financial Inc	14,760	1,412,089
Realty Income Corp REIT	42,453	2,639,303
Regency Centers Corp REIT	19,104	870,951
Regions Financial Corp	116,798	1,882,784
SBA Communications Corp REIT	13,440	3,791,827
Simon Property Group Inc REIT	39,659	3,382,120
SL Green Realty Corp REIT	8,690	517,750
State Street Corp	42,672	3,105,668
SVB Financial Group *	6,250	2,423,938
Synchrony Financial	66,557	2,310,193
T Rowe Price Group Inc	27,387	4,146,118
The Allstate Corp	36,778	4,043,006
The Bank of New York Mellon Corp	97,743	4,148,213

	Shares	Value
The Charles Schwab Corp	180,295	$9,562,847
The Goldman Sachs Group Inc	41,616	10,974,555
The Hartford Financial Services Group Inc	42,728	2,092,817
The PNC Financial Services Group Inc	51,423	7,662,027
The Progressive Corp	70,772	6,997,935
The Travelers Cos Inc	30,508	4,282,408
The Western Union Co	49,777	1,092,107
Truist Financial Corp	162,754	7,800,799
UDR Inc REIT	34,853	1,339,401
Unum Group	25,919	594,582
US Bancorp	165,170	7,695,270
Ventas Inc REIT	45,778	2,244,953
Visa Inc ‘A’	205,095	44,860,429
Vornado Realty Trust REIT	18,125	676,788
Wells Fargo & Co	500,074	15,092,233
Welltower Inc REIT	50,074	3,235,782
Weyerhaeuser Co REIT	91,180	3,057,265
Willis Towers Watson PLC	15,469	3,259,009
WR Berkley Corp	17,432	1,157,833
Zions Bancorp NA	19,729	857,028

		553,903,624

Industrial - 8.1%

3M Co	69,768	12,194,749
Agilent Technologies Inc	37,011	4,385,433
Allegion PLC	10,996	1,279,714
Amcor PLC	191,827	2,257,804
AMETEK Inc	28,064	3,394,060
Amphenol Corp ‘A’	36,018	4,710,074
AO Smith Corp	16,307	893,950
Ball Corp	39,565	3,686,667
Carrier Global Corp	98,192	3,703,802
Caterpillar Inc	65,708	11,960,170
CH Robinson Worldwide Inc	16,673	1,565,095
CSX Corp	92,417	8,386,843
Deere & Co	37,903	10,197,802
Dover Corp	17,430	2,200,537
Eaton Corp PLC	48,274	5,799,638
Emerson Electric Co	72,334	5,813,484
Expeditors International of Washington Inc	20,701	1,968,872
FedEx Corp	29,344	7,618,289
FLIR Systems Inc	16,360	717,059
Flowserve Corp	16,570	610,605
Fortive Corp	40,701	2,882,445
Fortune Brands Home & Security Inc	17,118	1,467,355
Garmin Ltd	17,859	2,137,008
General Dynamics Corp	28,115	4,184,074
General Electric Co	1,059,523	11,442,848
Honeywell International Inc	84,870	18,051,849
Howmet Aerospace Inc	47,551	1,357,106
Huntington Ingalls Industries Inc	4,736	807,393
IDEX Corp	8,978	1,788,418
Illinois Tool Works Inc	34,774	7,089,723
Ingersoll Rand Inc *	44,333	2,019,811
Jacobs Engineering Group Inc	15,465	1,685,066
JB Hunt Transport Services Inc	10,274	1,403,942
Johnson Controls International PLC	87,558	4,079,327
Kansas City Southern	11,321	2,310,956
Keysight Technologies Inc *	22,412	2,960,401
L3Harris Technologies Inc	25,413	4,803,565
Lockheed Martin Corp	29,780	10,571,304
Martin Marietta Materials Inc	7,411	2,104,502
Masco Corp	31,287	1,718,595
Mettler-Toledo International Inc *	2,856	3,254,926
Norfolk Southern Corp	30,720	7,299,379
Northrop Grumman Corp	18,647	5,682,114
Old Dominion Freight Line Inc	11,450	2,234,811
Otis Worldwide Corp	49,227	3,325,284
Packaging Corp of America	11,389	1,570,657
Parker-Hannifin Corp	15,692	4,274,658

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Pentair PLC	20,766	$1,102,467
PerkinElmer Inc	13,502	1,937,537
Raytheon Technologies Corp	183,692	13,135,815
Republic Services Inc	25,276	2,434,079
Rockwell Automation Inc	13,954	3,499,803
Roper Technologies Inc	12,749	5,495,966
Sealed Air Corp	18,013	824,815
Snap-on Inc	6,366	1,089,477
Stanley Black & Decker Inc	19,589	3,497,812
TE Connectivity Ltd	39,834	4,822,702
Teledyne Technologies Inc *	4,412	1,729,416
Textron Inc	27,029	1,306,312
The Boeing Co	64,184	13,739,227
Trane Technologies PLC	29,044	4,216,027
TransDigm Group Inc *	6,594	4,080,697
Union Pacific Corp	81,506	16,971,179
United Parcel Service Inc ‘B’	86,396	14,549,086
Vontier Corp *	16,714	558,248
Vulcan Materials Co	15,871	2,353,828
Waste Management Inc	47,026	5,545,776
Waters Corp *	7,423	1,836,599
Westinghouse Air Brake Technologies Corp	21,894	1,602,641
Westrock Co	32,188	1,401,144
Xylem Inc	21,993	2,238,667

		315,821,484

Technology - 22.7%

Accenture PLC ‘A’	76,631	20,016,783
Activision Blizzard Inc	93,770	8,706,544
Adobe Inc *	58,023	29,018,463
Advanced Micro Devices Inc *	145,470	13,341,054
Akamai Technologies Inc *	19,637	2,061,689
Analog Devices Inc	44,690	6,602,054
ANSYS Inc *	10,341	3,762,056
Apple Inc	1,933,016	256,491,893
Applied Materials Inc	110,411	9,528,469
Autodesk Inc *	26,589	8,118,685
Broadcom Inc	48,925	21,421,811
Broadridge Financial Solutions Inc	14,018	2,147,558
Cadence Design Systems Inc *	33,763	4,606,286
Cerner Corp	37,154	2,915,846
Citrix Systems Inc	14,723	1,915,462
Cognizant Technology Solutions Corp ‘A’	64,666	5,299,379
DXC Technology Co	31,915	821,811
Electronic Arts Inc	35,065	5,035,334
Fidelity National Information Services Inc	75,052	10,616,856
Fiserv Inc *	67,096	7,639,551
Fortinet Inc *	16,204	2,406,780
Hewlett Packard Enterprise Co	155,840	1,846,704
HP Inc	166,127	4,085,063
Intel Corp	495,661	24,693,831
International Business Machines Corp	107,775	13,566,717
Intuit Inc	31,780	12,071,633
IPG Photonics Corp *	4,217	943,722
Jack Henry & Associates Inc	9,181	1,487,230
KLA Corp	18,574	4,808,994
Lam Research Corp	17,418	8,225,999
Leidos Holdings Inc	16,515	1,736,057
Maxim Integrated Products Inc	32,124	2,847,793
Microchip Technology Inc	31,493	4,349,498
Micron Technology Inc *	134,246	10,092,614
Microsoft Corp	914,456	203,393,304
MSCI Inc	10,026	4,476,910
NetApp Inc	27,521	1,822,991
NVIDIA Corp	74,869	39,096,592
Oracle Corp	229,429	14,841,762
Paychex Inc	38,399	3,578,019
Paycom Software Inc *	6,008	2,717,118
Qorvo Inc *	13,795	2,293,695
QUALCOMM Inc	136,797	20,839,655

	Shares	Value
salesforce.com Inc *	110,671	$24,627,618
Seagate Technology PLC	26,828	1,667,628
ServiceNow Inc *	23,598	12,989,047
Skyworks Solutions Inc	20,044	3,064,327
Synopsys Inc *	18,593	4,820,049
Take-Two Interactive Software Inc *	13,899	2,888,073
Teradyne Inc	19,957	2,392,645
Texas Instruments Inc	111,027	18,222,861
Tyler Technologies Inc *	4,878	2,129,345
Western Digital Corp	37,449	2,074,300
Xerox Holdings Corp	19,485	451,857
Xilinx Inc	29,772	4,220,776
Zebra Technologies Corp ‘A’ *	6,441	2,475,470

		888,314,261

Utilities - 2.7%

AES Corp	81,397	1,912,830
Alliant Energy Corp	30,298	1,561,256
Ameren Corp	29,752	2,322,441
American Electric Power Co Inc	60,138	5,007,691
American Water Works Co Inc	21,757	3,339,047
Atmos Energy Corp	15,135	1,444,333
CenterPoint Energy Inc	64,247	1,390,305
CMS Energy Corp	34,405	2,099,049
Consolidated Edison Inc	41,841	3,023,849
Dominion Energy Inc	98,675	7,420,360
DTE Energy Co	23,563	2,860,784
Duke Energy Corp	88,703	8,121,647
Edison International	45,210	2,840,092
Entergy Corp	23,860	2,382,182
Evergy Inc	27,699	1,537,571
Eversource Energy	41,465	3,587,137
Exelon Corp	118,643	5,009,107
FirstEnergy Corp	66,219	2,026,964
NextEra Energy Inc	236,954	18,281,001
NiSource Inc	47,403	1,087,425
NRG Energy Inc	29,854	1,121,018
Pinnacle West Capital Corp	13,191	1,054,620
PPL Corp	92,040	2,595,528
Public Service Enterprise Group Inc	60,654	3,536,128
Sempra Energy	35,149	4,478,334
The Southern Co	127,754	7,847,928
WEC Energy Group Inc	38,417	3,535,517
Xcel Energy Inc	63,856	4,257,280

		105,681,424

Total Common Stocks (Cost $2,239,891,480)		3,828,216,485

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $72,123,568; collateralized by U.S. Treasury Notes: 0.125% due 12/31/2022 and value $73,566,100)	$72,123,568	$72,123,568

Total Short-Term Investment (Cost $72,123,568)		72,123,568

TOTAL INVESTMENTS - 99.8% (Cost $2,312,015,048)		3,900,340,053

DERIVATIVES - 0.0%		1,345,013

OTHER ASSETS & LIABILITIES, NET - 0.2%		5,943,425

NET ASSETS - 100.0%		$3,907,628,491

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	22.7%
Consumer, Non-Cyclical	20.5%
Communications	16.0%
Financial	14.2%
Consumer, Cyclical	9.5%
Industrial	8.1%
Others (each less than 3.0%)	8.8%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/21	418	$77,004,907	$78,349,920	$1,345,013

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,828,216,485	$3,828,216,485	$-	$-
	Short-Term Investment	72,123,568	-	72,123,568	-
	Derivatives:
	Equity Contracts
	Futures	1,345,013	1,345,013	-	-

	Total	$3,901,685,066	$3,829,561,498	$72,123,568	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 96.5%

Basic Materials - 1.9%

The Sherwin-Williams Co	7,711	$5,666,891

Communications - 29.7%

Alphabet Inc ‘C’ *	4,638	8,125,219
Amazon.com Inc *	7,517	24,482,343
Booking Holdings Inc *	4,059	9,040,489
DoorDash Inc ‘A’ *	4,562	651,225
Facebook Inc ‘A’ *	46,907	12,813,116
Match Group Inc *	27,842	4,209,432
Netflix Inc *	12,278	6,639,083
Snap Inc ‘A’ *	146,209	7,320,685
T-Mobile US Inc *	70,042	9,445,164
The Walt Disney Co *	20,160	3,652,589

		86,379,345

Consumer, Cyclical - 5.0%

Caesars Entertainment Inc *	27,157	2,016,950
LVMH Moet Hennessy Louis Vuitton SE (France)	11,742	7,350,503
NIKE Inc ‘B’	37,386	5,288,998

		14,656,451

Consumer, Non-Cyclical - 20.5%

Accolade Inc *	15,201	661,243
Align Technology Inc *	12,871	6,878,005
Ascendis Pharma AS ADR * (Denmark)	12,842	2,141,789
Avalara Inc *	8,516	1,404,203
Boston Scientific Corp *	186,268	6,696,335
CoStar Group Inc *	6,146	5,680,625
Danaher Corp	30,856	6,854,352
Elanco Animal Health Inc *	183,377	5,624,172
Globus Medical Inc ‘A’ *	47,786	3,116,603
Illumina Inc *	12,265	4,538,050
Neurocrine Biosciences Inc *	53,383	5,116,760
Terminix Global Holdings Inc *	96,966	4,946,236
The Cooper Cos Inc	16,587	6,026,389

		59,684,762

Diversified - 0.3%

Altimeter Growth Corp UNIT *	74,607	969,891

Financial - 7.5%

American Tower Corp REIT	22,386	5,024,762
Mastercard Inc ‘A’	47,149	16,829,364

		21,854,126

Industrial - 2.9%

L3Harris Technologies Inc	43,909	8,299,679

Technology - 28.7%

Adobe Inc *	16,038	8,020,924
Apple Inc	115,227	15,289,471
ASML Holding NV (Netherlands)	13,347	6,509,599
Atlassian Corp PLC ‘A’ *	17,040	3,985,145
Microsoft Corp	99,671	22,168,824
NVIDIA Corp	11,489	5,999,556
salesforce.com Inc *	41,634	9,264,814
Texas Instruments Inc	53,673	8,809,349
Twilio Inc ‘A’ *	10,914	3,694,389

		83,742,071

Total Common Stocks (Cost $161,079,233)		281,253,216

	Principal Amount	Value

SHORT-TERM INVESTMENT - 3.2%

Repurchase Agreement - 3.2%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $9,242,933; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $9,427,800)	$9,242,933	$9,242,933

Total Short-Term Investment (Cost $9,242,933)		9,242,933

TOTAL INVESTMENTS - 99.7% (Cost $170,322,166)		290,496,149

OTHER ASSETS & LIABILITIES, NET - 0.3%		835,690

NET ASSETS - 100.0%		$291,331,839

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	29.7%
Technology	28.7%
Consumer, Non-Cyclical	20.5%
Financial	7.5%
Consumer, Cyclical	5.0%
Short-Term Investment	3.2%
Others (each less than 3.0%)	5.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$5,666,891	$5,666,891	$-	$-
	Communications	86,379,345	86,379,345	-	-
	Consumer, Cyclical	14,656,451	7,305,948	7,350,503	-
	Consumer, Non-Cyclical	59,684,762	59,684,762	-	-
	Diversified	969,891	969,891	-	-
	Financial	21,854,126	21,854,126	-	-
	Industrial	8,299,679	8,299,679	-	-
	Technology	83,742,071	83,742,071	-	-

	Total Common Stocks	281,253,216	273,902,713	7,350,503	-

	Short-Term Investment	9,242,933	-	9,242,933	-

	Total	$290,496,149	$273,902,713	$16,593,436	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 99.7%

Basic Materials - 1.4%

The Sherwin-Williams Co	44,299	$32,555,778

Communications - 24.4%

Airbnb Inc ‘A’ *	3,880	569,584
Alibaba Group Holding Ltd ADR * (China)	68,366	15,910,819
Alphabet Inc ‘A’ *	58,412	102,375,208
Alphabet Inc ‘C’ *	17,915	31,384,930
Amazon.com Inc *	62,640	204,014,095
Charter Communications Inc ‘A’ *	57,669	38,150,927
Facebook Inc ‘A’ *	297,965	81,392,119
Match Group Inc *	181,342	27,417,097
Netflix Inc *	68,492	37,035,679
Pinterest Inc ‘A’ *	158,243	10,428,214
Shopify Inc ‘A’ * (Canada)	10,048	11,373,834
Spotify Technology SA *	28,401	8,936,659

		568,989,165

Consumer, Cyclical - 2.9%

Chipotle Mexican Grill Inc *	10,099	14,004,384
Costco Wholesale Corp	7,444	2,804,750
Dollar General Corp	73,799	15,519,930
Lululemon Athletica Inc *	36,622	12,745,555
NIKE Inc ‘B’	140,164	19,829,001
Starbucks Corp	28,399	3,038,125

		67,941,745

Consumer, Non-Cyclical - 22.9%

Abbott Laboratories	303,242	33,201,967
Alnylam Pharmaceuticals Inc *	39,862	5,180,864
Becton Dickinson and Co	48,015	12,014,313
Boston Scientific Corp *	387,139	13,917,647
Colgate-Palmolive Co	347,557	29,719,599
CoStar Group Inc *	24,529	22,671,664
Danaher Corp	208,714	46,363,728
Edwards Lifesciences Corp *	150,909	13,767,428
Equifax Inc	46,242	8,917,307
Global Payments Inc	75,962	16,363,734
IHS Markit Ltd	89,034	7,997,924
Merck & Co Inc	41,400	3,386,520
PayPal Holdings Inc *	258,318	60,498,076
Seagen Inc *	61,400	10,753,596
Square Inc ‘A’ *	158,744	34,549,044
STERIS PLC	36,107	6,843,721
Teladoc Health Inc *	48,722	9,742,451
The Estee Lauder Cos Inc ‘A’	103,331	27,505,679
Thermo Fisher Scientific Inc	106,605	49,654,477
TransUnion	207,183	20,556,697
UnitedHealth Group Inc	26,311	9,226,741
Verisk Analytics Inc	186,862	38,790,683
Vertex Pharmaceuticals Inc *	82,279	19,445,819
Zoetis Inc	197,980	32,765,690

		533,835,369

Financial - 8.3%

American Tower Corp REIT	83,701	18,787,526
Aon PLC ‘A’	78,644	16,615,118
Equinix Inc REIT	23,919	17,082,471
Mastercard Inc ‘A’	214,190	76,452,979
Visa Inc ‘A’	296,135	64,773,609

		193,711,703

Industrial - 3.4%

AMETEK Inc	166,482	20,134,333
Canadian Pacific Railway Ltd (NYSE) (Canada)	46,007	15,950,167

	Shares	Value
Roper Technologies Inc	45,071	$19,429,657
Vulcan Materials Co	150,707	22,351,355

		77,865,512

Technology - 36.4%

Activision Blizzard Inc	245,055	22,753,357
Adobe Inc *	190,714	95,379,886
Apple Inc	465,429	61,757,774
Applied Materials Inc	202,025	17,434,757
ASML Holding NV (Netherlands)	33,522	16,349,350
Atlassian Corp PLC ‘A’ *	67,879	15,874,862
Autodesk Inc *	93,327	28,496,466
Black Knight Inc *	81,150	7,169,603
Cadence Design Systems Inc *	162,484	22,167,692
Clarivate PLC * (United Kingdom)	632,333	18,786,613
Electronic Arts Inc	215,629	30,964,324
Fidelity National Information Services Inc	46,240	6,541,110
Intuit Inc	117,217	44,524,877
Lam Research Corp	67,334	31,799,828
Microsoft Corp	1,011,190	224,908,880
MSCI Inc	86,624	38,680,215
NVIDIA Corp	88,070	45,990,154
salesforce.com Inc *	171,592	38,184,368
Sea Ltd ADR * (Taiwan)	59,212	11,786,149
ServiceNow Inc *	65,123	35,845,653
Snowflake Inc ‘A’ *	9,389	2,642,065
Synopsys Inc *	57,164	14,819,195
Take-Two Interactive Software Inc *	76,487	15,893,234

		848,750,412

Total Common Stocks (Cost $1,438,281,496)		2,323,649,684

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $6,741,721; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $6,876,600)	$6,741,721	6,741,721

Total Short-Term Investment (Cost $6,741,721)		6,741,721

TOTAL INVESTMENTS - 100.0% (Cost $1,445,023,217)		2,330,391,405

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(923,931)

NET ASSETS - 100.0%		$2,329,467,474

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	36.4%
Communications	24.4%
Consumer, Non-Cyclical	22.9%
Financial	8.3%
Industrial	3.4%
Others (each less than 3.0%)	4.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,323,649,684	$2,323,649,684	$-	$-
	Short-Term Investment	6,741,721	-	6,741,721	-

	Total	$2,330,391,405	$2,323,649,684	$6,741,721	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 99.7%

Basic Materials - 2.3%

International Flavors & Fragrances Inc	57,091	$6,213,784
Linde PLC (United Kingdom)	25,172	6,633,074
The Sherwin-Williams Co	30,395	22,337,590

		35,184,448

Communications - 28.5%

Alibaba Group Holding Ltd ADR * (China)	96,823	22,533,617
Alphabet Inc ‘A’ *	32,749	57,397,207
Amazon.com Inc *	45,592	148,489,953
Facebook Inc ‘A’ *	183,177	50,036,629
MercadoLibre Inc * (Argentina)	25,986	43,532,267
Netflix Inc *	91,553	49,505,454
Shopify Inc ‘A’ * (Canada)	14,661	16,595,519
Snap Inc ‘A’ *	770,226	38,565,216
Wix.com Ltd * (Israel)	61,944	15,483,522

		442,139,384

Consumer, Cyclical - 6.0%

Domino’s Pizza Inc	14,275	5,473,891
Ferrari NV (Italy)	23,371	5,364,112
Lowe’s Cos Inc	123,676	19,851,235
LVMH Moet Hennessy Louis Vuitton SE (France)	20,235	12,667,130
NIKE Inc ‘B’	223,165	31,571,152
The TJX Cos Inc	269,593	18,410,506

		93,338,026

Consumer, Non-Cyclical - 17.3%

AstraZeneca PLC ADR (United Kingdom)	272,940	13,644,271
Boston Scientific Corp *	686,173	24,667,919
CoStar Group Inc *	39,426	36,440,663
Humana Inc	54,136	22,210,377
Intuitive Surgical Inc *	21,455	17,552,336
Lonza Group AG (Switzerland)	17,451	11,241,349
PayPal Holdings Inc *	112,537	26,356,165
S&P Global Inc	128,394	42,206,960
TransUnion	162,972	16,170,082
UnitedHealth Group Inc	97,980	34,359,626
Zoetis Inc	146,627	24,266,768

		269,116,516

Financial - 10.3%

Mastercard Inc ‘A’	173,460	61,914,813
Prologis Inc REIT	37,941	3,781,200
SBA Communications Corp REIT	80,995	22,851,119
Visa Inc ‘A’	327,938	71,729,879

		160,277,011

Industrial - 3.1%

Ball Corp	127,315	11,863,212
Keysight Technologies Inc *	123,702	16,339,797
Roper Technologies Inc	46,639	20,105,606

		48,308,615

Technology - 32.2%

Adobe Inc *	82,078	41,048,849
Analog Devices Inc	201,065	29,703,332
Apple Inc	429,667	57,012,514
ASML Holding NV (Netherlands)	89,497	43,649,477
Autodesk Inc *	82,119	25,074,216

	Shares	Value
Coupa Software Inc *	28,347	$9,607,082
Fidelity National Information Services Inc	118,210	16,721,987
Intuit Inc	98,102	37,264,045
Marvell Technology Group Ltd	498,680	23,707,247
Microsoft Corp	557,997	124,109,693
NVIDIA Corp	31,029	16,203,344
RingCentral Inc ‘A’ *	62,956	23,858,435
ServiceNow Inc *	91,768	50,511,860
Snowflake Inc ‘A’ *	7,030	1,978,242

		500,450,323

Total Common Stocks (Cost $922,770,162)		1,548,814,323

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $8,001,057; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $8,161,100)	$8,001,057	8,001,057

Total Short-Term Investment (Cost $8,001,057)		8,001,057

TOTAL INVESTMENTS - 100.2% (Cost $930,771,219)		1,556,815,380

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(3,428,656)

NET ASSETS - 100.0%		$1,553,386,724

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	32.2%
Communications	28.5%
Consumer, Non-Cyclical	17.3%
Financial	10.3%
Consumer, Cyclical	6.0%
Industrial	3.1%
Others (each less than 3.0%)	2.8%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$35,184,448	$35,184,448	$-	$-
	Communications	442,139,384	442,139,384	-	-
	Consumer, Cyclical	93,338,026	80,670,896	12,667,130	-
	Consumer, Non-Cyclical	269,116,516	257,875,167	11,241,349	-
	Financial	160,277,011	160,277,011	-	-
	Industrial	48,308,615	48,308,615	-	-
	Technology	500,450,323	500,450,323	-	-

	Total Common Stocks	1,548,814,323	1,524,905,844	23,908,479	-

	Short-Term Investment	8,001,057	-	8,001,057	-

	Total	$1,556,815,380	$1,524,905,844	$31,909,536	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 99.1%

Basic Materials - 4.0%

Air Products & Chemicals Inc	145,730	$39,816,350
PPG Industries Inc	167,708	24,186,848

		64,003,198

Communications - 15.9%

Alphabet Inc ‘A’ *	12,650	22,170,896
Charter Communications Inc ‘A’ *	84,281	55,756,096
Comcast Corp ‘A’	1,190,971	62,406,880
DISH Network Corp ‘A’ *	1,295,921	41,910,085
Motorola Solutions Inc	193,705	32,941,472
T-Mobile US Inc *	282,988	38,160,932

		253,346,361

Consumer, Cyclical - 2.1%

The Home Depot Inc	126,241	33,532,134

Consumer, Non-Cyclical - 13.5%

AmerisourceBergen Corp	198,224	19,378,378
Amgen Inc	93,528	21,503,958
Anthem Inc	86,568	27,796,119
Johnson & Johnson	212,649	33,466,700
Keurig Dr Pepper Inc	625,158	20,005,056
Merck & Co Inc	215,766	17,649,659
Novartis AG ADR (Switzerland)	147,022	13,883,288
PepsiCo Inc	123,690	18,343,227
Reynolds Consumer Products Inc	666,183	20,012,137
UnitedHealth Group Inc	67,787	23,771,545

		215,810,067

Energy - 4.2%

Chevron Corp	247,870	20,932,621
ConocoPhillips	370,970	14,835,090
Enterprise Products Partners LP	828,739	16,234,997
Suncor Energy Inc (NYSE) (Canada)	896,770	15,047,801

		67,050,509

Financial - 24.0%

American Express Co	389,188	47,056,721
American Tower Corp REIT	143,263	32,156,813
Bank of America Corp	2,128,133	64,503,711
Berkshire Hathaway Inc ‘B’ *	107,019	24,814,495
Capital One Financial Corp	169,570	16,761,994
JPMorgan Chase & Co	527,295	67,003,376
Marsh & McLennan Cos Inc	212,840	24,902,280
The Bank of New York Mellon Corp	495,059	21,010,304
The Charles Schwab Corp	397,074	21,060,805
The Progressive Corp	240,686	23,799,032
The Travelers Cos Inc	155,999	21,897,580
US Bancorp	392,554	18,289,091

		383,256,202

Industrial - 22.5%

Deere & Co	178,182	47,939,867
Honeywell International Inc	251,939	53,587,425
Illinois Tool Works Inc	148,641	30,304,927
Martin Marietta Materials Inc	65,799	18,684,942
Northrop Grumman Corp	89,789	27,360,504
Otis Worldwide Corp	277,477	18,743,571
Raytheon Technologies Corp	703,554	50,311,147
TE Connectivity Ltd	431,059	52,188,313

	Shares	Value
United Parcel Service Inc ‘B’	235,524	$39,662,242
Vertiv Holdings Co	1,051,105	19,624,131

		358,407,069

Technology - 6.9%

Apple Inc	137,962	18,306,178
Lam Research Corp	73,755	34,832,274
Microsoft Corp	70,321	15,640,797
Oracle Corp	281,576	18,215,151
QUALCOMM Inc	146,980	22,390,933

		109,385,333

Utilities - 6.0%

Edison International	751,758	47,225,438
Sempra Energy	375,466	47,838,123

		95,063,561

Total Common Stocks (Cost $1,113,513,625)		1,579,854,434

	Principal Amount

SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $12,334,772; collateralized by U.S. Treasury Notes: 2.375% due 05/15/27 and value $12,581,528)	$12,334,772	12,334,772

Total Short-Term Investment (Cost $12,334,772)		12,334,772

TOTAL INVESTMENTS - 99.9% (Cost $1,125,848,397)		1,592,189,206

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,068,815

NET ASSETS - 100.0%		$1,593,258,021

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.0%
Industrial	22.5%
Communications	15.9%
Consumer, Non-Cyclical	13.5%
Technology	6.9%
Utilities	6.0%
Energy	4.2%
Basic Materials	4.0%
Others (each less than 3.0%)	2.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,579,854,434	$1,579,854,434	$-	$-
	Short-Term Investment	12,334,772	-	12,334,772	-

	Total	$1,592,189,206	$1,579,854,434	$12,334,772	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 99.3%

Basic Materials - 0.5%

Valvoline Inc	277,114	$6,412,418

Communications - 16.6%

Airbnb Inc ‘A’ *	20,556	3,017,621
Amazon.com Inc *	23,275	75,805,046
Booking Holdings Inc *	8,714	19,408,431
Comcast Corp ‘A’	230,413	12,073,641
Facebook Inc ‘A’ *	147,450	40,277,442
Motorola Solutions Inc	91,048	15,483,623
Snap Inc ‘A’ *	166,677	8,345,517
Verizon Communications Inc	428,781	25,190,884

		199,602,205

Consumer, Cyclical - 6.6%

CarMax Inc *	81,518	7,700,190
DR Horton Inc	130,489	8,993,302
General Motors Co	220,874	9,197,193
Live Nation Entertainment Inc *	41,997	3,085,940
O’Reilly Automotive Inc *	19,148	8,665,810
Target Corp	86,765	15,316,625
The Home Depot Inc	87,253	23,176,142
Warner Music Group Corp ‘A’	88,221	3,351,516

		79,486,718

Consumer, Non-Cyclical - 21.7%

Alcon Inc * (Switzerland)	91,919	6,064,816
AstraZeneca PLC ADR (United Kingdom)	457,349	22,862,876
Avantor Inc *	190,170	5,353,285
Constellation Brands Inc ‘A’	66,774	14,626,845
CVS Health Corp	221,477	15,126,879
Eli Lilly & Co	101,789	17,186,055
HCA Healthcare Inc	170,257	28,000,466
Merck & Co Inc	275,956	22,573,201
Mondelez International Inc ‘A’	227,244	13,286,957
Neurocrine Biosciences Inc *	44,382	4,254,015
Reckitt Benckiser Group PLC (United Kingdom)	56,827	5,072,052
Sysco Corp	165,247	12,271,242
The a2 Milk Co Ltd * (New Zealand)	164,577	1,452,262
The Procter & Gamble Co	219,426	30,530,934
Thermo Fisher Scientific Inc	44,903	20,914,919
UnitedHealth Group Inc	117,743	41,290,115

		260,866,919

Energy - 2.2%

Cabot Oil & Gas Corp	317,916	5,175,672
Magellan Midstream Partners LP	331,345	14,062,282
Valero Energy Corp	132,103	7,473,067

		26,711,021

Financial - 16.1%

Capital One Financial Corp	224,387	22,180,655
Equitable Holdings Inc	909,054	23,262,692
Intercontinental Exchange Inc	210,939	24,319,157
JPMorgan Chase & Co	308,873	39,248,492
Mastercard Inc ‘A’	58,772	20,978,078
Prologis Inc REIT	296,397	29,538,925
Rocket Cos Inc ‘A’ *	614,559	12,426,383
The Progressive Corp	216,794	21,436,591

		193,390,973

Industrial - 10.2%

Caterpillar Inc	55,822	10,160,721
CH Robinson Worldwide Inc	52,624	4,939,815
Honeywell International Inc	66,416	14,126,683
Hubbell Inc	18,959	2,972,582
Lockheed Martin Corp	52,690	18,703,896

	Shares	Value
Otis Worldwide Corp	108,597	$7,335,727
Rockwell Automation Inc	29,202	7,324,154
Union Pacific Corp	92,170	19,191,637
United Parcel Service Inc ‘B’	101,700	17,126,280
Vulcan Materials Co	65,669	9,739,369
Waste Connections Inc	106,368	10,910,166

		122,531,030

Technology - 24.3%

Accenture PLC ‘A’	75,064	19,607,467
Adobe Inc *	13,365	6,684,104
Amdocs Ltd	111,478	7,907,135
Apple Inc	166,632	22,110,400
Applied Materials Inc	394,233	34,022,308
Fiserv Inc *	157,850	17,972,801
Microsoft Corp	429,389	95,504,701
QUALCOMM Inc	295,510	45,017,993
Snowflake Inc ‘A’ *	6,679	1,879,471
Texas Instruments Inc	133,977	21,989,645
Workday Inc ‘A’ *	38,912	9,323,704
Zynga Inc ‘A’ *	1,046,977	10,333,663

		292,353,392

Utilities - 1.1%

Duke Energy Corp	70,207	6,428,153
FirstEnergy Corp	239,622	7,334,829

		13,762,982

Total Common Stocks (Cost $875,271,193)		1,195,117,658

	Principal Amount

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $10,651,599; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $10,864,700)	$10,651,599	10,651,599

Total Short-Term Investment (Cost $10,651,599)		10,651,599

TOTAL INVESTMENTS - 100.2% (Cost $885,922,792)		1,205,769,257

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(1,933,095)

NET ASSETS - 100.0%		$1,203,836,162

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	24.3%
Consumer, Non-Cyclical	21.7%
Communications	16.6%
Financial	16.1%
Industrial	10.2%
Consumer, Cyclical	6.6%
Others (each less than 3.0%)	4.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$6,412,418	$6,412,418	$-	$-
	Communications	199,602,205	199,602,205	-	-
	Consumer, Cyclical	79,486,718	79,486,718	-	-
	Consumer, Non-Cyclical	260,866,919	254,342,605	6,524,314	-
	Energy	26,711,021	26,711,021	-	-
	Financial	193,390,973	193,390,973	-	-
	Industrial	122,531,030	122,531,030	-	-
	Technology	292,353,392	292,353,392	-	-
	Utilities	13,762,982	13,762,982	-	-

	Total Common Stocks	1,195,117,658	1,188,593,344	6,524,314	-

	Short-Term Investment	10,651,599	-	10,651,599	-

	Total	$1,205,769,257	$1,188,593,344	$17,175,913	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 99.8%

Basic Materials - 3.6%

Albemarle Corp	37,517	$5,534,508
CF Industries Holdings Inc	69,169	2,677,532
Freeport-McMoRan Inc	131,632	3,425,065
Hecla Mining Co	512,665	3,322,069
Huntsman Corp	306,412	7,703,198
Kirkland Lake Gold Ltd (Canada)	130,334	5,378,884
Westlake Chemical Corp	18,169	1,482,590

		29,523,846

Communications - 6.6%

Arista Networks Inc *	5,550	1,612,664
Booking Holdings Inc *	1,603	3,570,314
Chewy Inc ‘A’ *	57,107	5,133,348
eBay Inc	89,256	4,485,114
Etsy Inc *	8,602	1,530,382
Expedia Group Inc	33,756	4,469,294
Match Group Inc *	29,121	4,402,804
NortonLifeLock Inc	110,072	2,287,296
Proofpoint Inc *	22,235	3,033,076
Roku Inc *	51,006	16,935,012
Spotify Technology SA *	11,306	3,557,546
The Trade Desk Inc ‘A’ *	1,205	965,205
Twitter Inc *	31,024	1,679,950

		53,662,005

Consumer, Cyclical - 18.8%

Alaska Air Group Inc	100,911	5,247,372
Allison Transmission Holdings Inc	34,958	1,507,739
American Eagle Outfitters Inc	281,094	5,641,557
Aptiv PLC	21,990	2,865,077
Best Buy Co Inc	41,393	4,130,607
Brunswick Corp	85,898	6,548,864
Burlington Stores Inc *	6,634	1,735,123
Carnival Corp	307,169	6,653,281
Casey’s General Stores Inc	29,755	5,314,838
Chipotle Mexican Grill Inc *	1,855	2,572,347
Copart Inc *	32,664	4,156,494
Darden Restaurants Inc	38,767	4,617,925
Delta Air Lines Inc	76,425	3,073,049
Dollar General Corp	27,095	5,698,078
DR Horton Inc	90,989	6,270,962
Floor & Decor Holdings Inc ‘A’ *	101,680	9,440,988
IAA Inc *	34,087	2,214,973
JetBlue Airways Corp *	447,715	6,509,776
Lear Corp	85,635	13,618,534
Live Nation Entertainment Inc *	43,528	3,198,437
Lululemon Athletica Inc *	4,679	1,628,432
O’Reilly Automotive Inc *	5,207	2,356,532
Peloton Interactive Inc ‘A’ *	19,815	3,006,332
PulteGroup Inc	89,479	3,858,334
Royal Caribbean Cruises Ltd	113,479	8,475,747
Southwest Airlines Co	84,917	3,957,981
Texas Roadhouse Inc	61,885	4,836,932
Thor Industries Inc	56,021	5,209,393
Tractor Supply Co	17,823	2,505,557
Ulta Beauty Inc *	13,144	3,774,431
Vail Resorts Inc	11,883	3,314,882
WW Grainger Inc	20,376	8,320,336
YETI Holdings Inc *	28,886	1,977,824

		154,238,734

Consumer, Non-Cyclical - 14.7%

ABIOMED Inc *	14,766	4,787,137
Align Technology Inc *	4,506	2,407,916

	Shares	Value
AMERCO	9,969	$4,525,527
BioMarin Pharmaceutical Inc *	54,493	4,778,491
Booz Allen Hamilton Holding Corp	34,359	2,995,418
CoStar Group Inc *	4,751	4,391,254
Darling Ingredients Inc *	102,255	5,898,069
DexCom Inc *	9,402	3,476,108
Edwards Lifesciences Corp *	46,828	4,272,119
Emergent BioSolutions Inc *	29,717	2,662,643
Euronet Worldwide Inc *	11,243	1,629,336
Exelixis Inc *	204,685	4,108,028
FTI Consulting Inc *	24,169	2,700,161
Henry Schein Inc *	45,353	3,032,302
Horizon Therapeutics Plc *	177,749	13,002,339
IDEXX Laboratories Inc *	3,772	1,885,510
Insulet Corp *	20,796	5,316,082
Lamb Weston Holdings Inc	46,603	3,669,520
MarketAxess Holdings Inc	3,930	2,242,301
Masimo Corp *	11,711	3,142,998
Moody’s Corp	6,818	1,978,856
Neurocrine Biosciences Inc *	42,901	4,112,061
Novocure Ltd *	19,058	3,297,796
NuVasive Inc *	94,476	5,321,833
Omnicell Inc *	14,701	1,764,414
Robert Half International Inc	90,505	5,654,752
Teleflex Inc	8,748	3,600,414
The Boston Beer Co Inc ‘A’ *	2,704	2,688,560
The Hain Celestial Group Inc *	46,329	1,860,109
United Rentals Inc *	21,721	5,037,317
Universal Health Services Inc ‘B’	17,233	2,369,538
Verisk Analytics Inc	7,192	1,492,987

		120,101,896

Energy - 3.1%

Baker Hughes Co	359,383	7,493,135
Enphase Energy Inc *	12,657	2,220,924
EOG Resources Inc	83,234	4,150,880
Marathon Petroleum Corp	180,300	7,457,208
SolarEdge Technologies Inc *	12,885	4,111,861

		25,434,008

Financial - 18.6%

AGNC Investment Corp REIT	298,156	4,651,234
Agree Realty Corp REIT	64,366	4,285,488
Ally Financial Inc	406,535	14,497,038
Americold Realty Trust REIT	115,939	4,328,003
Arch Capital Group Ltd *	163,641	5,902,531
Brown & Brown Inc	75,836	3,595,385
Citizens Financial Group Inc	228,887	8,184,999
Cousins Properties Inc REIT	47,461	1,589,943
Discover Financial Services	67,772	6,135,399
Evercore Inc ‘A’	122,429	13,423,116
Everest Re Group Ltd	29,610	6,931,405
Healthcare Realty Trust Inc REIT	134,713	3,987,505
Host Hotels & Resorts Inc REIT	489,756	7,165,130
LendingTree Inc *	6,588	1,803,729
Lincoln National Corp	243,063	12,228,500
Marsh & McLennan Cos Inc	22,794	2,666,898
Mid-America Apartment Communities Inc REIT	82,296	10,426,080
Prologis Inc REIT	41,602	4,146,055
STAG Industrial Inc REIT	251,354	7,872,407
SVB Financial Group *	26,815	10,399,661
Synovus Financial Corp	144,870	4,689,442
The Hartford Financial Services Group Inc	102,821	5,036,173
Voya Financial Inc	75,968	4,467,678
White Mountains Insurance Group Ltd	2,423	2,424,599
WR Berkley Corp	27,853	1,849,996

		152,688,394

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Industrial - 13.4%

Aerojet Rocketdyne Holdings Inc *	108,778	$5,748,917
AGCO Corp	53,744	5,540,469
BWX Technologies Inc	88,643	5,343,400
Carlisle Cos Inc	11,377	1,776,860
Carrier Global Corp	44,712	1,686,537
Chart Industries Inc *	33,631	3,961,395
Eagle Materials Inc	67,907	6,882,374
Eaton Corp PLC	16,605	1,994,925
Garmin Ltd	32,198	3,852,813
Generac Holdings Inc *	28,455	6,470,952
Hexcel Corp	79,171	3,839,002
Huntington Ingalls Industries Inc	19,296	3,289,582
Kansas City Southern	33,385	6,814,880
Keysight Technologies Inc *	33,778	4,461,736
Knight-Swift Transportation Holdings Inc	107,912	4,512,880
L3Harris Technologies Inc	21,110	3,990,212
Martin Marietta Materials Inc	19,697	5,593,357
Owens Corning	78,806	5,970,343
Pentair PLC	86,695	4,602,638
Textron Inc	73,562	3,555,251
The Timken Co	60,536	4,683,065
Universal Display Corp	15,190	3,490,662
Vulcan Materials Co	37,698	5,590,990
Xylem Inc	56,452	5,746,249

		109,399,489

Technology - 17.4%

Advanced Micro Devices Inc *	40,930	3,753,690
Analog Devices Inc	11,638	1,719,282
Black Knight Inc *	25,616	2,263,174
C3.ai Inc ‘A’ *	28,320	3,929,400
Cadence Design Systems Inc *	12,920	1,762,676
Crowdstrike Holdings Inc ‘A’ *	91,853	19,456,302
DocuSign Inc *	18,182	4,041,859
DXC Technology Co	191,223	4,923,992
KLA Corp	20,294	5,254,320
Lam Research Corp	4,216	1,991,090
Lumentum Holdings Inc *	75,548	7,161,950
Marvell Technology Group Ltd	86,381	4,106,553
Monolithic Power Systems Inc	14,274	5,227,567
MSCI Inc	9,293	4,149,603
Nuance Communications Inc *	75,910	3,346,872
NXP Semiconductors NV (Netherlands)	10,827	1,721,601
ON Semiconductor Corp *	123,690	4,048,374
Paycom Software Inc *	9,839	4,449,688
Pure Storage Inc ‘A’ *	276,580	6,253,474
ServiceNow Inc *	4,208	2,316,209
Skyworks Solutions Inc	63,400	9,692,592
Splunk Inc *	15,015	2,550,898
Take-Two Interactive Software Inc *	19,356	4,021,983
Twilio Inc ‘A’ *	10,542	3,568,467
Veeva Systems Inc ‘A’ *	13,944	3,796,254
Workday Inc ‘A’ *	19,170	4,593,324
Xilinx Inc	22,481	3,187,131
Zebra Technologies Corp ‘A’ *	16,745	6,435,606

	Shares	Value
Zscaler Inc *	25,705	$5,133,546
Zynga Inc ‘A’ *	751,881	7,421,065

		142,278,542

Utilities - 3.6%

Atmos Energy Corp	31,926	3,046,698
CenterPoint Energy Inc	339,499	7,346,758
CMS Energy Corp	62,921	3,838,810
Evergy Inc	135,897	7,543,643
ONE Gas Inc	39,442	3,027,962
WEC Energy Group Inc	52,492	4,830,839

		29,634,710

Total Common Stocks (Cost $589,489,121)		816,961,624

	Principal Amount
SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $2,004,485; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $2,044,600)	$2,004,485	2,004,485

Total Short-Term Investment (Cost $2,004,485)		2,004,485

TOTAL INVESTMENTS - 100.0% (Cost $591,493,606)		818,966,109

OTHER ASSETS & LIABILITIES, NET - 0.0%		279,371

NET ASSETS - 100.0%		$819,245,480

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	18.8%
Financial	18.6%
Technology	17.4%
Consumer, Non-Cyclical	14.7%
Industrial	13.4%
Communications	6.6%
Utilities	3.6%
Basic Materials	3.6%
Energy	3.1%
Others (each less than 3.0%)	0.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b) Fair	Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$816,961,624	$816,961,624	$-	$-
	Short-Term Investment	2,004,485	-	2,004,485	-

	Total	$818,966,109	$816,961,624	$2,004,485	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 97.9%

Basic Materials - 1.4%

RPM International Inc	159,971	$14,522,167

Communications - 5.7%

Arista Networks Inc *	54,736	15,904,640
Palo Alto Networks Inc *	39,478	14,030,086
Twitter Inc *	278,442	15,077,634
Zendesk Inc *	91,255	13,060,416

		58,072,776

Consumer, Cyclical - 16.4%

BorgWarner Inc	378,484	14,624,622
Canada Goose Holdings Inc * (Canada)	306,070	9,111,704
Chipotle Mexican Grill Inc *	24,464	33,924,473
Dollar Tree Inc *	120,126	12,978,413
Fastenal Co ‡	455,013	22,218,285
Lululemon Athletica Inc *	33,541	11,673,274
National Vision Holdings Inc *	264,020	11,957,466
Nordstrom Inc	184,281	5,751,410
Ollie’s Bargain Outlet Holdings Inc *	69,045	5,645,810
The Scotts Miracle-Gro Co	88,911	17,705,736
Ulta Beauty Inc *	69,045	19,826,962

		165,418,155

Consumer, Non-Cyclical - 29.9%

10X Genomics Inc ‘A’ *	41,826	5,922,562
ABIOMED Inc *	62,334	20,208,683
Align Technology Inc *	17,185	9,183,320
Bio-Techne Corp	35,281	11,203,482
CoStar Group Inc *	38,081	35,197,507
DexCom Inc *	64,853	23,977,451
Edwards Lifesciences Corp *	173,200	15,801,036
Envista Holdings Corp *	323,035	10,895,971
Genmab AS ADR * (Denmark)	293,432	11,930,945
Glaukos Corp *	119,204	8,971,293
Intuitive Surgical Inc *	20,530	16,795,593
Laboratory Corp of America Holdings *	70,814	14,414,190
Maravai LifeSciences Holdings Inc ‘A’ *	219,101	6,145,783
MarketAxess Holdings Inc	51,697	29,496,240
Masimo Corp *	38,290	10,276,270
Seagen Inc *	88,899	15,569,771
Square Inc ‘A’ * ‡	52,111	11,341,438
Teladoc Health Inc *	52,689	10,535,692
The Hershey Co	81,835	12,465,925
TransUnion	220,264	21,854,594

		302,187,746

Financial - 3.8%

First Republic Bank	128,072	18,817,619
SVB Financial Group *	51,258	19,879,390

		38,697,009

Industrial - 15.3%

Agilent Technologies Inc	107,102	12,690,516
AO Smith Corp	291,219	15,964,626
IDEX Corp	77,716	15,481,027
II-VI Inc *	235,066	17,855,613
Keysight Technologies Inc *	155,078	20,484,253
Novanta Inc *	57,108	6,751,308
The Middleby Corp *	161,536	20,825,221
Trane Technologies PLC	80,360	11,665,058
Trex Co Inc *	215,895	18,074,729
Universal Display Corp	65,464	15,043,627

		154,835,978

	Shares	Value
Technology - 25.4%

Brooks Automation Inc	125,209	$8,495,431
Cerner Corp ‡	214,280	16,816,694
Crowdstrike Holdings Inc ‘A’ *	76,050	16,108,911
DocuSign Inc *	115,592	25,696,102
Electronic Arts Inc ‡	193,828	27,833,701
Guidewire Software Inc *	143,214	18,435,938
Marvell Technology Group Ltd	296,091	14,076,166
Microchip Technology Inc	144,178	19,912,424
Monolithic Power Systems Inc	74,122	27,145,700
Paycom Software Inc *	26,580	12,020,805
Teradyne Inc	211,065	25,304,583
Twilio Inc ‘A’ *	83,885	28,395,072
Tyler Technologies Inc *	38,442	16,780,702

		257,022,229

Total Common Stocks (Cost $561,494,246)		990,756,060

	Principal Amount

SHORT-TERM INVESTMENT - 2.1%

Repurchase Agreement - 2.1%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $21,765,261; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $22,200,600)	$21,765,261	21,765,261

Total Short-Term Investment (Cost $21,765,261)		21,765,261

TOTAL INVESTMENTS - 100.0% (Cost $583,259,507)		1,012,521,321

DERIVATIVES - 0.2%		1,817,428

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(1,827,856)

NET ASSETS - 100.0%		$1,012,510,893

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	29.9%
Technology	25.4%
Consumer, Cyclical	16.4%
Industrial	15.3%
Communications	5.7%
Financial	3.8%
Others (each less than 3.0%)	3.5%

	100.0%
Derivatives	0.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of December 31, 2020, investments with a total aggregate value of $30,195,388 was fully or partially segregated with the broker(s)/custodian as collateral for option contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(c)	Purchased options outstanding as of December 31, 2020 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - Marvell Technology Group Ltd	$45.00	01/15/21	OCC	1,073	$4,828,500	$222,149	$335,849

			Counter- party
Call - Twitter Inc	54.00	01/22/21	CIT	1,370	7,398,000	304,140	315,433

						526,289	651,282

			Exchange
Put - iShares Russell 2000 ETF	188.00	01/15/21	OCC	931	17,502,800	323,500	170,373
Put - Invesco QQQ Trust	300.00	01/15/21	OCC	2,621	78,630,000	1,365,373	602,830
Put - SPDR S&P MidCap 400 ETF Trust	400.00	01/15/21	OCC	976	39,040,000	542,749	263,520
Put - SPDR S&P MidCap 400 ETF Trust	405.00	01/15/21	OCC	977	39,568,500	662,548	293,100

						2,894,170	1,329,823

Total Purchased Options						$3,420,459	$1,981,105

(d)	Premiums received and value of written options outstanding as of December 31, 2020 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - Marvell Technology Group Ltd	$55.00	01/15/21	OCC	1,073	$5,901,500	$53,074	($15,022)

Put - Marvell Technology Group Ltd	35.00	01/15/21	OCC	1,073	3,755,500	197,390	(3,219)
Put - iShares Russell 2000 ETF	164.00	01/15/21	OCC	931	15,268,400	50,063	(14,896)
Put - Invesco QQQ Trust	262.00	01/15/21	OCC	2,621	68,670,200	216,501	(52,420)
Put - SPDR S&P MidCap 400 ETF Trust	355.00	01/15/21	OCC	1,953	69,331,500	167,181	(78,120)

						631,135	(148,655)

Total Written Options						$684,209	($163,677)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$990,756,060	$990,756,060	$-	$-
	Short-Term Investment	21,765,261	-	21,765,261	-
	Derivatives:
	Equity Contracts
	Purchased options	1,981,105	-	1,981,105	-

	Total Assets	1,014,502,426	990,756,060	23,746,366	-

Liabilities	Derivatives:
	Equity Contracts
	Written options	(163,677)	-	(163,677)	-

	Total Liabilities	(163,677)	-	(163,677)	-

	Total	$1,014,338,749	$990,756,060	$23,582,689	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 98.3%

Basic Materials - 4.3%

DuPont de Nemours Inc	84,497	$6,008,582
FMC Corp	94,000	10,803,420
Ingevity Corp *	50,076	3,792,255
PPG Industries Inc	30,558	4,407,075
Steel Dynamics Inc	183,579	6,768,558
The Mosaic Co	193,816	4,459,706

		36,239,596

Communications - 2.8%

Altice USA Inc ‘A’ *	136,997	5,188,076
eBay Inc	117,677	5,913,269
Expedia Group Inc	45,965	6,085,766
Rackspace Technology Inc *	153,831	2,932,019
Yelp Inc *	108,141	3,532,967

		23,652,097

Consumer, Cyclical - 14.8%

Alaska Air Group Inc	104,451	5,431,452
Allison Transmission Holdings Inc	99,007	4,270,172
AutoZone Inc *	7,345	8,707,057
Best Buy Co Inc	24,797	2,474,493
Cummins Inc	23,369	5,307,100
Darden Restaurants Inc	30,903	3,681,165
Dollar Tree Inc *	26,265	2,837,671
Foot Locker Inc	99,459	4,022,122
Gentex Corp	140,379	4,763,060
Harley-Davidson Inc	198,331	7,278,748
International Game Technology PLC	142,630	2,416,152
Las Vegas Sands Corp	76,410	4,554,036
Lear Corp	31,275	4,973,663
Live Nation Entertainment Inc *	62,430	4,587,357
LKQ Corp *	104,321	3,676,272
Marriott International Inc ‘A’	36,373	4,798,326
Mohawk Industries Inc *	40,700	5,736,665
Norwegian Cruise Line Holdings Ltd *	141,417	3,596,234
PACCAR Inc	51,246	4,421,505
Ross Stores Inc	45,546	5,593,504
Southwest Airlines Co	108,705	5,066,740
Tempur Sealy International Inc *	83,152	2,245,104
Ulta Beauty Inc *	15,565	4,469,645
Whirlpool Corp	40,017	7,222,668
Wyndham Destinations Inc	80,015	3,589,473
Wyndham Hotels & Resorts Inc	82,478	4,902,492
Wynn Resorts Ltd	36,518	4,120,326

		124,743,202

Consumer, Non-Cyclical - 13.4%

AmerisourceBergen Corp	46,567	4,552,390
ASGN Inc *	68,383	5,712,032
Avantor Inc *	234,690	6,606,523
Avery Dennison Corp	22,864	3,546,435
Boston Scientific Corp *	82,767	2,975,474
Centene Corp *	98,234	5,896,987
Coca-Cola European Partners PLC (United Kingdom)	137,721	6,862,637
Corteva Inc	161,883	6,268,110
EVERTEC Inc	115,626	4,546,414
HCA Healthcare Inc	28,643	4,710,628
Humana Inc	20,813	8,538,950
ICON PLC * (Ireland)	27,618	5,384,958
IQVIA Holdings Inc *	24,755	4,435,353
Jazz Pharmaceuticals PLC *	23,564	3,889,238
Laboratory Corp of America Holdings *	16,592	3,377,302
Molina Healthcare Inc *	19,854	4,222,549
Nomad Foods Ltd * (United Kingdom)	131,117	3,332,994
PPD Inc *	101,231	3,464,125

	Shares	Value
Robert Half International Inc	82,565	$5,158,661
Universal Health Services Inc ‘B’	54,296	7,465,700
US Foods Holding Corp *	87,714	2,921,753
Zimmer Biomet Holdings Inc	55,761	8,592,212

		112,461,425

Energy - 4.7%

ChampionX Corp *	258,520	3,955,356
ConocoPhillips	161,722	6,467,263
Halliburton Co	205,821	3,890,017
Helmerich & Payne Inc	139,465	3,230,009
Marathon Petroleum Corp	89,928	3,719,422
Parsley Energy Inc ‘A’	362,803	5,151,803
Schlumberger NV	378,222	8,256,586
Valero Energy Corp	78,900	4,463,373

		39,133,829

Financial - 24.8%

Aflac Inc	71,258	3,168,843
Alleghany Corp	12,735	7,687,992
American Homes 4 Rent ‘A’ REIT	145,283	4,358,490
American International Group Inc	127,834	4,839,795
Ameriprise Financial Inc	76,122	14,792,788
Aon PLC ‘A’	28,061	5,928,447
Cousins Properties Inc REIT	144,428	4,838,338
CyrusOne Inc REIT	61,128	4,471,513
Discover Financial Services	105,321	9,534,710
Duke Realty Corp REIT	176,709	7,063,059
East West Bancorp Inc	148,177	7,514,056
Equity Residential REIT	109,161	6,471,064
Essent Group Ltd	88,364	3,817,325
Essex Property Trust Inc REIT	20,929	4,968,963
Everest Re Group Ltd	30,673	7,180,243
Fifth Third Bancorp	524,120	14,449,988
Globe Life Inc	54,510	5,176,270
Healthpeak Properties Inc REIT	145,867	4,409,559
Huntington Bancshares Inc	1,127,060	14,234,768
KeyCorp	702,035	11,520,394
Kilroy Realty Corp REIT	71,874	4,125,568
Lamar Advertising Co ‘A’ REIT	40,948	3,407,693
Regency Centers Corp REIT	123,982	5,652,339
Reinsurance Group of America Inc	45,645	5,290,256
RenaissanceRe Holdings Ltd (Bermuda)	21,188	3,513,394
SLM Corp	278,347	3,448,719
State Street Corp	46,507	3,384,779
Synchrony Financial	94,989	3,297,068
The Allstate Corp	60,949	6,700,124
The Travelers Cos Inc	25,156	3,531,148
Truist Financial Corp	211,849	10,153,923
Welltower Inc REIT	111,916	7,232,012
Willis Towers Watson PLC	11,951	2,517,837

		208,681,465

Industrial - 19.5%

Altra Industrial Motion Corp	69,813	3,869,735
AMETEK Inc	113,155	13,684,966
BWX Technologies Inc	86,579	5,218,982
Curtiss-Wright Corp	35,842	4,170,217
Dover Corp	95,260	12,026,575
Eagle Materials Inc	38,985	3,951,130
Eaton Corp PLC	91,229	10,960,252
EnerSys	32,738	2,719,218
Expeditors International of Washington Inc	37,348	3,552,168
Flex Ltd *	229,454	4,125,583
General Dynamics Corp	26,431	3,933,461
Hexcel Corp	107,898	5,231,974
Howmet Aerospace Inc	290,292	8,284,934
Hubbell Inc	16,220	2,543,134
Huntington Ingalls Industries Inc	25,295	4,312,292
Ingersoll Rand Inc *	21,442	976,897

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
ITT Inc	93,629	$7,211,306
Kansas City Southern	29,944	6,112,469
L3Harris Technologies Inc	34,402	6,502,666
Masco Corp	102,309	5,619,833
MasTec Inc *	69,968	4,770,418
Oshkosh Corp	67,776	5,833,480
Owens Corning	89,562	6,785,217
Parker-Hannifin Corp	31,699	8,635,125
Regal Beloit Corp	11,263	1,383,209
TE Connectivity Ltd	106,520	12,896,376
Textron Inc	168,258	8,131,909

		163,443,526

Technology - 8.7%

Amdocs Ltd	45,875	3,253,914
Change Healthcare Inc *	280,384	5,229,162
Electronic Arts Inc	23,359	3,354,352
KLA Corp	17,455	4,519,274
Lam Research Corp	4,166	1,967,477
Leidos Holdings Inc	65,045	6,837,530
NXP Semiconductors NV (Netherlands)	50,946	8,100,923
ON Semiconductor Corp *	215,836	7,064,312
Qorvo Inc *	71,924	11,958,804
Science Applications International Corp	69,112	6,540,760
SS&C Technologies Holdings Inc	55,387	4,029,404
Western Digital Corp	107,941	5,978,852
Xerox Holdings Corp	185,558	4,303,090

		73,137,854

Utilities - 5.3%

American Electric Power Co Inc	44,065	3,669,292
CenterPoint Energy Inc	478,468	10,354,047
DTE Energy Co	68,739	8,345,602
Edison International	133,477	8,385,025
Entergy Corp	68,763	6,865,298
PG&E Corp *	236,397	2,945,507
Vistra Corp	193,730	3,808,732

		44,373,503

Total Common Stocks (Cost $669,099,089)		825,866,497

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

State Street Bank & Trust Co 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $12,226,668; collateralized by Federal Home Loan Mortgage Corporation: 3.500% due 12/15/2040 and value $12,471,201)	$12,226,668	$12,226,668

Total Short-Term Investment (Cost $12,226,668)		12,226,668

TOTAL INVESTMENTS - 99.8% (Cost $681,325,757)		838,093,165

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,921,314

NET ASSETS - 100.0%		$840,014,479

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.8%
Industrial	19.5%
Consumer, Cyclical	14.8%
Consumer, Non-Cyclical	13.4%
Technology	8.7%
Utilities	5.3%
Energy	4.7%
Basic Materials	4.3%
Others (each less than 3.0%)	4.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$825,866,497	$825,866,497	$-	$-
	Short-Term Investment	12,226,668	-	12,226,668	-

	Total	$838,093,165	$825,866,497	$12,226,668	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies Inc - Contingent Value Rights * Ω ±	154	$462

Total Rights (Cost $0)		462

COMMON STOCKS - 98.6%

Basic Materials - 6.0%

AdvanSix Inc *	2,172	43,418
AgroFresh Solutions Inc *	2,488	5,648
Alcoa Corp *	14,905	343,560
Allegheny Technologies Inc *	10,097	169,327
American Vanguard Corp	1,866	28,960
Amyris Inc *	7,608	46,979
Arconic Corp *	7,932	236,374
Balchem Corp	205	23,620
Cabot Corp	36,706	1,647,365
Caledonia Mining Corp PLC (South Africa)	636	10,100
Carpenter Technology Corp	3,828	111,471
Century Aluminum Co *	4,005	44,175
Clearwater Paper Corp *	1,229	46,395
Cleveland-Cliffs Inc	31,521	458,946
Coeur Mining Inc *	19,294	199,693
Commercial Metals Co	9,418	193,446
Domtar Corp	4,364	138,121
Elementis PLC * (United Kingdom)	133,691	210,246
Energy Fuels Inc *	10,038	42,762
Ferro Corp *	1,650	24,139
Fortitude Gold Corp * ±	1,620	1,701
Gatos Silver Inc *	1,335	17,395
GCP Applied Technologies Inc *	922	21,805
Glatfelter Corp	75,549	1,237,493
Gold Resource Corp	5,671	16,503
Hawkins Inc	338	17,681
HB Fuller Co	1,467	76,108
Hecla Mining Co	41,654	269,918
Innospec Inc	367	33,298
Intrepid Potash Inc *	704	17,002
Kaiser Aluminum Corp	4,149	410,336
Koppers Holdings Inc *	685	21,345
Kraton Corp *	2,475	68,780
Kronos Worldwide Inc	1,772	26,420
Livent Corp *	11,687	220,183
Minerals Technologies Inc	36,310	2,255,577
Neenah Inc	1,328	73,465
Novagold Resources Inc * (Canada)	1,392	13,461
Oil-Dri Corp of America	377	12,848
Orion Engineered Carbons SA (Germany)	2,183	37,417
PQ Group Holdings Inc	2,475	35,293
Rayonier Advanced Materials Inc *	4,680	30,514
Reliance Steel & Aluminum Co	11,135	1,333,416
Rogers Corp *	1,242	192,870
Schnitzer Steel Industries Inc ‘A’	2,055	65,575
Schweitzer-Mauduit International Inc	2,482	99,801
Sensient Technologies Corp	2,011	148,351
Stepan Co	1,577	188,168
Tronox Holdings PLC ‘A’ *	4,769	69,723
United States Lime & Minerals Inc	162	18,468
United States Steel Corp	17,443	292,519
Uranium Energy Corp *	10,076	17,734
Verso Corp ‘A’	2,408	28,944

		11,394,857

Communications - 1.6%

ADTRAN Inc	3,956	58,430
Alaska Communications Systems Group Inc	4,341	16,018

	Shares	Value
AMC Networks Inc ‘A’ *	1,350	$48,290
ATN International Inc	860	35,914
Boston Omaha Corp ‘A’ *	992	27,429
CalAmp Corp *	787	7,807
CarParts.com Inc *	147	1,821
Cars.com Inc *	5,271	59,562
Cincinnati Bell Inc *	2,662	40,675
comScore Inc *	4,820	12,002
Consolidated Communications Holdings Inc *	4,954	24,225
DHI Group Inc *	2,946	6,540
DZS Inc *	875	13,536
Entercom Communications Corp ‘A’	9,402	23,223
Entravision Communications Corp ‘A’	4,352	11,968
ePlus Inc *	188	16,535
Fluent Inc *	3,528	18,734
Gannett Co Inc *	9,980	33,533
Gogo Inc *	171	1,647
Gray Television Inc *	4,767	85,282
Groupon Inc *	1,895	72,001
Harmonic Inc *	7,840	57,938
HealthStream Inc *	2,146	46,869
Hemisphere Media Group Inc *	1,397	14,473
Houghton Mifflin Harcourt Co *	7,895	26,290
IDT Corp ‘B’ *	529	6,538
iHeartMedia Inc ‘A’ *	4,819	62,551
Infinera Corp *	6,430	67,386
InterDigital Inc	1,681	102,003
Iridium Communications Inc *	3,306	130,008
KVH Industries Inc *	1,326	15,050
Lands’ End Inc *	1,000	21,570
Liberty Latin America Ltd ‘A’ * (Chile)	3,847	42,817
Liberty Latin America Ltd ‘C’ * (Chile)	12,141	134,644
Liquidity Services Inc *	2,225	35,400
LiveXLive Media Inc *	3,395	11,136
Loral Space & Communications Inc	829	17,401
Magnite Inc *	3,830	117,619
Maxar Technologies Inc	4,855	187,354
MediaAlpha Inc ‘A’ *	213	8,322
Meredith Corp	1,521	29,203
MSG Networks Inc ‘A’ *	2,375	35,008
National CineMedia Inc	5,389	20,047
NeoPhotonics Corp *	1,351	12,281
NETGEAR Inc *	2,389	97,065
ORBCOMM Inc *	5,408	40,127
Overstock.com Inc *	602	28,878
PCTEL Inc *	1,601	10,519
Plantronics Inc	1,894	51,195
Powerfleet Inc *	2,448	18,189
Preformed Line Products Co	223	15,262
QuinStreet Inc *	2,587	55,465
Quotient Technology Inc *	3,219	30,323
Rackspace Technology Inc *	487	9,282
Ribbon Communications Inc *	5,339	35,024
Saga Communications Inc ‘A’	339	8,143
Scholastic Corp	2,293	57,325
Sinclair Broadcast Group Inc ‘A’	3,506	111,666
Spok Holdings Inc	1,288	14,335
Stitch Fix Inc ‘A’ *	720	42,278
TEGNA Inc	17,573	245,143
The EW Scripps Co ‘A’	4,450	68,040
Tribune Publishing Co	1,309	17,933
TrueCar Inc *	8,337	35,015
Value Line Inc	15	495
VirnetX Holding Corp	2,597	13,089
Vonage Holdings Corp *	8,287	106,695
WideOpenWest Inc *	2,117	22,588
Yelp Inc *	4,655	152,079

		3,103,233

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Consumer, Cyclical - 17.6%

A-Mark Precious Metals Inc	421	$10,799
Abercrombie & Fitch Co ‘A’	5,016	102,126
Academy Sports & Outdoors Inc *	1,035	21,456
Acushnet Holdings Corp	2,092	84,810
Adient PLC *	7,054	245,268
Albany International Corp ‘A’	419	30,763
Allegiant Travel Co	919	173,912
AMC Entertainment Holdings Inc ‘A’	6,120	12,974
America’s Car-Mart Inc *	107	11,753
American Axle & Manufacturing Holdings Inc *	9,127	76,119
American Eagle Outfitters Inc	12,004	240,920
Asbury Automotive Group Inc *	931	135,684
Aspen Aerogels Inc *	1,457	24,317
At Home Group Inc *	4,249	65,690
Avient Corp	77,998	3,141,759
Beacon Roofing Supply Inc *	4,397	176,715
Beazer Homes USA Inc *	2,284	34,603
Bed Bath & Beyond Inc	10,101	179,394
Big Lots Inc	2,866	123,037
Biglari Holdings Inc ‘A’ *	3	1,755
Biglari Holdings Inc ‘B’ *	75	8,340
BJ’s Restaurants Inc	1,808	69,590
BJ’s Wholesale Club Holdings Inc *	3,754	139,949
Blue Bird Corp *	727	13,275
Bluegreen Vacations Corp	639	5,074
Bluegreen Vacations Holding Corp	1,155	15,627
BMC Stock Holdings Inc *	5,359	287,671
Boot Barn Holdings Inc *	26,841	1,163,826
Boyd Gaming Corp	6,488	278,465
Brinker International Inc	1,171	66,243
BRP Inc	2,604	172,025
Brunswick Corp	23,361	1,781,043
Caesars Entertainment Inc *	5,933	440,644
Caleres Inc	2,880	45,072
Callaway Golf Co	7,545	181,155
Carrols Restaurant Group Inc *	2,868	18,011
Carter’s Inc	13,105	1,232,787
Casper Sleep Inc *	1,718	10,566
Century Casinos Inc *	1,943	12,416
Century Communities Inc *	2,341	102,489
Chico’s FAS Inc	10,578	16,819
Chuy’s Holdings Inc *	1,551	41,086
Cinemark Holdings Inc	8,503	148,037
Citi Trends Inc	823	40,887
Clarus Corp	1,783	27,458
CompX International Inc	170	2,419
Conn’s Inc *	1,302	15,220
Cooper Tire & Rubber Co	4,034	163,377
Cooper-Standard Holdings Inc *	1,298	45,002
Core-Mark Holding Co Inc	237	6,961
Cracker Barrel Old Country Store Inc	1,093	144,189
Daktronics Inc	3,103	14,522
Dalata Hotel Group PLC * (Ireland)	122,696	567,340
Dana Inc	11,554	225,534
Dave & Buster’s Entertainment Inc	2,265	67,995
Del Taco Restaurants Inc *	2,220	20,113
Denny’s Corp *	87,897	1,290,328
Designer Brands Inc ‘A’	4,942	37,806
Dillard’s Inc ‘A’	565	35,623
Dine Brands Global Inc	1,138	66,004
Douglas Dynamics Inc	130	5,560
Dufry AG * (Switzerland)	9,119	574,451
Duluth Holdings Inc ‘B’ *	973	10,275
El Pollo Loco Holdings Inc *	1,493	27,023
Eros STX Global Corp * (United Arab Emirates)	12,944	23,558
Escalade Inc	798	16,894
Ethan Allen Interiors Inc	1,860	37,591

	Shares	Value
Everi Holdings Inc *	4,278	$59,079
Express Inc *	6,284	5,718
Fiesta Restaurant Group Inc *	1,375	15,675
Forestar Group Inc *	1,342	27,082
Fossil Group Inc *	3,486	30,224
Foundation Building Materials Inc *	1,280	24,589
Funko Inc ‘A’ *	1,832	19,016
G-III Apparel Group Ltd *	3,426	81,333
Gaia Inc *	1,052	10,394
GameStop Corp ‘A’ *	4,564	85,986
GAN Ltd * (United Kingdom)	449	9,106
Genesco Inc *	1,113	33,490
GMS Inc *	3,290	100,279
Golden Entertainment Inc *	736	14,639
Green Brick Partners Inc *	1,877	43,096
Group 1 Automotive Inc	18,557	2,433,565
Guess? Inc	3,111	70,371
H&E Equipment Services Inc	2,534	75,539
Hamilton Beach Brands Holding Co ‘A’	396	6,934
Haverty Furniture Cos Inc	1,205	33,342
Hawaiian Holdings Inc	3,561	63,030
Herman Miller Inc	4,700	158,860
Hibbett Sports Inc *	1,354	62,528
HNI Corp	3,412	117,578
Hooker Furniture Corp	863	27,832
IMAX Corp *	3,895	70,188
Interface Inc	3,784	39,732
International Game Technology PLC	7,900	133,826
Jack in the Box Inc	20,606	1,912,237
Johnson Outdoors Inc ‘A’	208	23,427
KAR Auction Services Inc	10,298	191,646
KB Home	6,003	201,221
Kimball International Inc ‘B’	2,598	31,046
Knoll Inc	3,966	58,221
Kontoor Brands Inc *	4,108	166,620
Kura Sushi USA Inc ‘A’ *	298	5,811
La-Z-Boy Inc	3,550	141,432
Lakeland Industries Inc *	688	18,748
LCI Industries	210	27,233
Liberty Media Corp-Liberty Braves ‘A’ *	297	7,386
Liberty Media Corp-Liberty Braves ‘C’ *	1,068	26,572
Liberty TripAdvisor Holdings Inc ‘A’ *	5,627	24,421
Lifetime Brands Inc	922	14,014
Lithia Motors Inc ‘A’	1,059	309,938
Lumber Liquidators Holdings Inc *	2,029	62,371
M/I Homes Inc *	11,994	531,214
Macy’s Inc	25,027	281,554
MarineMax Inc *	1,697	59,446
Marriott Vacations Worldwide Corp	2,810	385,588
MDC Holdings Inc	4,173	202,808
Meritage Homes Corp *	2,794	231,399
Meritor Inc *	35,805	999,318
Mesa Air Group Inc *	2,096	14,022
Methode Electronics Inc	2,423	92,752
Miller Industries Inc	872	33,153
Modine Manufacturing Co *	3,917	49,198
Monarch Casino & Resort Inc *	229	14,019
Motorcar Parts of America Inc *	1,275	25,015
Movado Group Inc	1,287	21,390
National Vision Holdings Inc *	1,133	51,314
Nautilus Inc *	2,449	44,425
Navistar International Corp *	3,975	174,741
Noodles & Co *	1,447	11,431
OneSpaWorld Holdings Ltd (Bahamas)	3,690	37,417
Oxford Industries Inc	1,294	84,770
Papa John’s International Inc	382	32,413
PC Connection Inc	865	40,906
Penn National Gaming Inc *	6,192	534,803
PriceSmart Inc	1,726	157,221
RCI Hospitality Holdings Inc	660	26,030
Red Robin Gourmet Burgers Inc *	1,329	25,557

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Red Rock Resorts Inc ‘A’	1,394	$34,906
Regis Corp *	1,932	17,755
Resideo Technologies Inc *	11,239	238,941
REV Group Inc	12,532	110,407
Rite Aid Corp *	4,402	69,684
Rocky Brands Inc	479	13,446
Rush Enterprises Inc ‘A’	3,272	135,526
Rush Enterprises Inc ‘B’	523	19,816
Sally Beauty Holdings Inc *	9,136	119,133
ScanSource Inc *	1,902	50,175
Scientific Games Corp ‘A’ *	1,297	53,813
SeaWorld Entertainment Inc *	2,303	72,752
Shoe Carnival Inc	727	28,484
Signet Jewelers Ltd (NYSE)	4,110	112,080
SkyWest Inc	3,903	157,330
Sleep Number Corp *	1,326	108,546
Sonic Automotive Inc ‘A’	1,814	69,966
Spirit Airlines Inc *	7,861	192,201
Standard Motor Products Inc	1,407	56,927
Steelcase Inc ‘A’	7,019	95,107
Steven Madden Ltd	3,722	131,461
Superior Group of Cos Inc	724	16,826
Systemax Inc	310	11,126
Target Hospitality Corp *	2,635	4,163
Taylor Morrison Home Corp *	9,071	232,671
Telenav Inc *	1,741	8,183
Tenneco Inc ‘A’ *	4,117	43,640
The Buckle Inc	2,265	66,138
The Cato Corp ‘A’	1,457	13,973
The Cheesecake Factory Inc	3,374	125,040
The Children’s Place Inc	330	16,533
The Container Store Group Inc *	1,531	14,606
The Goodyear Tire & Rubber Co	18,624	203,188
The Marcus Corp	1,920	25,882
The Michaels Cos Inc *	5,775	75,133
The ODP Corp	4,154	121,712
Thor Industries Inc	17,466	1,624,163
Tilly’s Inc ‘A’	1,911	15,594
Titan Machinery Inc *	1,559	30,478
TRI Pointe Group Inc *	9,884	170,499
Tupperware Brands Corp *	3,884	125,803
Unifi Inc *	1,053	18,680
UniFirst Corp	1,135	240,268
Universal Electronics Inc *	158	8,289
Urban Outfitters Inc *	5,482	140,339
Vera Bradley Inc *	1,716	13,659
Veritiv Corp *	1,000	20,790
Vista Outdoor Inc *	4,701	111,696
VOXX International Corp *	1,670	21,309
VSE Corp	729	28,059
Wabash National Corp	52,297	901,077
WESCO International Inc *	3,904	306,464
Weyco Group Inc	435	6,890
Winmark Corp	179	33,258
Wolverine World Wide Inc	19,889	621,531
Workhorse Group Inc *	7,457	147,499
World Fuel Services Corp	4,947	154,148
Wyndham Hotels & Resorts Inc	1,673	99,443
Zumiez Inc *	1,703	62,636

		33,617,315

Consumer, Non-Cyclical - 9.9%

Abeona Therapeutics Inc *	3,785	5,942
ABM Industries Inc	5,338	201,990
Acacia Research Corp *	4,370	17,218
ACCO Brands Corp	7,265	61,389
Accolade Inc *	178	7,743
AcelRx Pharmaceuticals Inc *	4,391	5,445
Acutus Medical Inc *	169	4,869
ADMA Biologics Inc *	695	1,355
Adtalem Global Education Inc *	4,112	139,602

	Shares	Value
Adverum Biotechnologies Inc *	934	$10,125
Aeglea BioTherapeutics Inc *	615	4,840
Agile Therapeutics Inc *	557	1,599
Akouos Inc *	261	5,176
Albireo Pharma Inc *	366	13,729
Alico Inc	360	11,167
Aligos Therapeutics Inc *	218	6,028
Allovir Inc *	313	12,032
Alphatec Holdings Inc *	546	7,928
Alta Equipment Group Inc *	1,236	12,212
ALX Oncology Holdings Inc *	170	14,654
American Public Education Inc *	1,190	36,271
American Renal Associates Holdings Inc *	752	8,610
AnaptysBio Inc *	1,659	35,669
AngioDynamics Inc *	3,059	46,894
ANI Pharmaceuticals Inc *	402	11,674
Anika Therapeutics Inc *	1,125	50,918
Annexon Inc *	264	6,608
Applied Genetic Technologies Corp *	2,207	9,027
Applied Molecular Transport Inc *	222	6,831
Aptinyx Inc *	2,251	7,788
Apyx Medical Corp *	2,294	16,517
Arena Pharmaceuticals Inc *	4,258	327,142
Arlo Technologies Inc *	6,216	48,423
ASGN Inc *	687	57,385
Aspira Women’s Health Inc *	342	2,295
Assembly Biosciences Inc *	1,145	6,927
Atara Biotherapeutics Inc *	1,540	30,230
Atea Pharmaceuticals Inc *	222	9,275
Athira Pharma Inc *	188	6,439
Atreca Inc ‘A’ *	138	2,229
Avanos Medical Inc *	3,766	172,784
AVEO Pharmaceuticals Inc *	390	2,250
Avid Bioservices Inc *	339	3,912
Avidity Biosciences Inc *	301	7,682
Axcella Health Inc *	292	1,515
Aytu BioScience Inc *	202	1,208
B&G Foods Inc	621	17,220
Barrett Business Services Inc	554	37,788
BellRing Brands Inc ‘A’ *	3,195	77,670
Beyondspring Inc *	109	1,330
BG Staffing Inc	678	9,146
BioCryst Pharmaceuticals Inc *	2,951	21,985
Bridgford Foods Corp *	98	1,786
BrightView Holdings Inc *	3,221	48,702
Brookdale Senior Living Inc *	14,239	63,079
C4 Therapeutics Inc *	160	5,301
Cabaletta Bio Inc *	1,167	14,564
Cadiz Inc *	698	7,434
CAI International Inc	1,089	34,020
Cal-Maine Foods Inc *	1,934	72,602
Calyxt Inc *	280	1,182
Cardtronics PLC ‘A’ *	755	26,652
Carriage Services Inc	1,363	42,689
CASI Pharmaceuticals Inc *	607	1,791
Cassava Sciences Inc *	1,667	11,369
Catabasis Pharmaceuticals Inc *	495	1,059
Catalyst Biosciences Inc *	1,646	10,386
CBIZ Inc *	3,470	92,337
CEL-SCI Corp *	332	3,871
Cellular Biomedicine Group Inc *	334	6,139
Central Garden & Pet Co *	416	16,062
Central Garden & Pet Co ‘A’ *	2,330	84,649
Chimerix Inc *	3,669	17,721
Chinook Therapeutics Inc *	154	2,442
Cidara Therapeutics Inc *	642	1,284
Cimpress PLC * (Ireland)	967	84,845
Collectors Universe Inc	55	4,147
Community Health Systems Inc *	6,796	50,494
Concert Pharmaceuticals Inc *	2,343	29,616
CorMedix Inc *	275	2,043

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Cortexyme Inc *	90	$2,500
Covetrus Inc *	9,315	267,713
CRA International Inc	166	8,454
Cross Country Healthcare Inc *	2,421	21,474
CryoLife Inc *	547	12,915
Cyclerion Therapeutics Inc *	2,076	6,353
Cymabay Therapeutics Inc *	5,541	31,805
Cytokinetics Inc *	728	15,128
Darling Ingredients Inc *	12,832	740,150
Deluxe Corp	3,286	95,951
Dyadic International Inc *	330	1,775
Dynavax Technologies Corp *	1,238	5,509
Dyne Therapeutics Inc *	244	5,124
Eargo Inc *	122	5,468
Edgewell Personal Care Co	4,400	152,152
Emerald Holding Inc	1,665	9,024
Enanta Pharmaceuticals Inc *	1,357	57,130
Endo International PLC *	10,371	74,464
Ennis Inc	2,121	37,860
Enochian Biosciences Inc *	1,363	4,021
Envista Holdings Corp *	56,987	1,922,172
Enzo Biochem Inc *	3,975	10,017
Epizyme Inc *	2,660	28,888
Evofem Biosciences Inc *	154	371
Evolus Inc *	1,237	4,156
Exicure Inc *	751	1,329
Farmer Brothers Co *	816	3,811
FibroGen Inc *	924	34,271
Five Prime Therapeutics Inc *	2,485	42,270
Five Star Senior Living Inc *	1,778	12,268
FONAR Corp *	557	9,670
Forma Therapeutics Holdings Inc *	291	10,156
Franchise Group Inc	1,542	46,954
Fresh Del Monte Produce Inc	2,416	58,153
G1 Therapeutics Inc *	1,532	27,561
Generation Bio Co *	222	6,294
Geron Corp *	22,980	36,538
Glanbia PLC (Ireland)	153,385	1,945,033
GlycoMimetics Inc *	3,186	11,979
Gossamer Bio Inc *	2,827	27,337
GP Strategies Corp *	1,007	11,943
Graybug Vision Inc *	75	2,177
Green Dot Corp ‘A’ *	3,764	210,031
Gritstone Oncology Inc *	2,338	9,212
Hanger Inc *	2,622	57,658
Harmony Biosciences Holdings Inc *	125	4,519
Harvard Bioscience Inc *	3,357	14,402
Heidrick & Struggles International Inc	1,521	44,687
Herc Holdings Inc *	1,864	123,788
Heska Corp *	350	50,978
HF Foods Group Inc *	2,620	19,702
Hostess Brands Inc *	5,425	79,422
Huron Consulting Group Inc *	4,651	274,176
ICF International Inc	753	55,971
Ideaya Biosciences Inc *	1,096	15,344
Immunic Inc *	152	2,324
ImmunoGen Inc *	8,448	54,490
Inari Medical Inc *	132	11,522
Information Services Group Inc *	2,733	8,964
Ingles Markets Inc ‘A’	1,156	49,315
Inhibrx Inc *	127	4,187
Inogen Inc *	445	19,883
Inozyme Pharma Inc *	142	2,931
Insperity Inc	1,435	116,838
Integer Holdings Corp *	25,000	2,029,750
Intra-Cellular Therapies Inc *	3,233	102,809
Invacare Corp	2,698	24,147
iTeos Therapeutics Inc *	189	6,392
IVERIC bio Inc *	6,375	44,051
J&J Snack Foods Corp	872	135,483
Jounce Therapeutics Inc *	1,389	9,723

	Shares	Value
KalVista Pharmaceuticals Inc *	913	$17,338
Kelly Services Inc ‘A’	2,659	54,696
Keros Therapeutics Inc *	41	2,892
Kezar Life Sciences Inc *	2,424	12,653
Kforce Inc	18,004	757,788
Kindred Biosciences Inc *	612	2,638
Kiniksa Pharmaceuticals Ltd ‘A’ *	169	2,986
Korn Ferry	4,322	188,007
Kronos Bio Inc *	223	6,661
Kymera Therapeutics Inc *	163	10,106
Laird Superfood Inc *	116	5,489
Landec Corp *	1,903	20,648
Lannett Co Inc *	2,423	15,798
Laureate Education Inc ‘A’ *	8,643	125,842
LeMaitre Vascular Inc	279	11,300
Limoneira Co	1,094	18,215
LivaNova PLC *	1,120	74,155
LiveRamp Holdings Inc *	1,007	73,702
MacroGenics Inc *	2,794	63,871
Magellan Health Inc *	1,072	88,804
Magenta Therapeutics Inc *	276	2,164
Maple Leaf Foods Inc (Canada)	3,971	88,036
Marker Therapeutics Inc *	786	1,140
MEDNAX Inc *	5,912	145,080
MEI Pharma Inc *	1,511	3,989
MeiraGTx Holdings PLC *	170	2,574
Meridian Bioscience Inc *	486	9,083
MGP Ingredients Inc	292	13,742
Milestone Scientific Inc *	657	1,393
Mirum Pharmaceuticals Inc *	290	5,063
Misonix Inc *	552	6,900
Mission Produce Inc *	366	5,508
MoneyGram International Inc *	5,165	28,227
Monro Inc	1,317	70,196
Myriad Genetics Inc *	5,680	112,322
NanoString Technologies Inc *	470	31,434
NantKwest Inc *	385	5,132
Natera Inc *	391	38,912
Nathan’s Famous Inc	238	13,142
National HealthCare Corp	997	66,211
Natural Grocers by Vitamin Cottage Inc	279	3,833
Nature’s Sunshine Products Inc *	816	12,199
Natus Medical Inc *	1,852	37,114
Nesco Holdings Inc *	1,239	9,131
NewAge Inc *	4,673	12,290
NextCure Inc *	78	850
NGM Biopharmaceuticals Inc *	130	3,938
Nkarta Inc *	293	18,011
Novavax Inc *	3,592	400,544
Nurix Therapeutics Inc *	200	6,576
Nymox Pharmaceutical Corp *	446	1,106
Oncorus Inc *	79	2,554
OPKO Health Inc *	31,556	124,646
Option Care Health Inc *	186	2,909
OraSure Technologies Inc *	2,380	25,192
Orgenesis Inc *	1,250	5,625
ORIC Pharmaceuticals Inc *	51	1,726
Orthofix Medical Inc *	1,472	63,267
Osmotica Pharmaceuticals PLC *	329	1,355
Owens & Minor Inc	5,832	157,756
Pacific Biosciences of California Inc *	1,765	45,784
Pandion Therapeutics Inc *	169	2,510
Passage Bio Inc *	753	19,254
Patterson Cos Inc	6,775	200,743
Performance Food Group Co *	10,504	500,095
PFSweb Inc *	352	2,369
Phibro Animal Health Corp ‘A’	106	2,059
Pliant Therapeutics Inc *	183	4,158
PMV Pharmaceuticals Inc *	218	13,409
Poseida Therapeutics Inc *	252	2,764
Praxis Precision Medicines Inc *	175	9,629

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Precigen Inc *	968	$9,874
Precision BioSciences Inc *	268	2,235
Prelude Therapeutics Inc *	149	10,661
Prestige Consumer Healthcare Inc *	2,669	93,068
Primo Water Corp	12,406	194,526
Prothena Corp PLC * (Ireland)	2,383	28,620
Pulmonx Corp *	171	11,802
Quad/Graphics Inc	2,581	9,859
Quanex Building Products Corp	2,707	60,014
Relay Therapeutics Inc *	578	24,022
Rent-A-Center Inc	388	14,857
Resources Connection Inc	2,580	32,431
Revance Therapeutics Inc *	1,127	31,939
Revlon Inc ‘A’ *	402	4,776
Rockwell Medical Inc *	1,089	1,100
Rubius Therapeutics Inc *	2,212	16,789
Sanderson Farms Inc	367	48,517
Savara Inc *	4,353	5,006
SeaSpine Holdings Corp *	2,194	38,285
Selecta Biosciences Inc *	3,209	9,723
Seneca Foods Corp ‘A’ *	574	22,903
ServiceSource International Inc *	7,725	13,596
Shattuck Labs Inc *	209	10,954
Sientra Inc *	330	1,284
Soleno Therapeutics Inc *	871	1,681
Solid Biosciences Inc *	2,012	15,251
SP Plus Corp *	1,796	51,779
SpartanNash Co	2,775	48,313
Spectrum Pharmaceuticals Inc *	11,661	39,764
Spero Therapeutics Inc *	125	2,424
Spruce Biosciences Inc *	86	2,091
Stride Inc *	3,180	67,511
Strongbridge Biopharma PLC *	307	746
Supernus Pharmaceuticals Inc *	3,097	77,921
Surgalign Holdings Inc *	5,249	11,495
Sutro Biopharma Inc *	297	6,448
Tarsus Pharmaceuticals Inc *	139	5,745
Taysha Gene Therapies Inc *	231	6,131
TCR2 Therapeutics Inc *	1,927	59,602
Team Inc *	2,213	24,122
Tejon Ranch Co *	1,552	22,426
Tenet Healthcare Corp *	7,490	299,076
Textainer Group Holdings Ltd * (China)	3,898	74,764
TG Therapeutics Inc *	1,374	71,475
The Aaron’s Co Inc *	2,429	46,054
The Andersons Inc	2,549	62,476
The Chefs’ Warehouse Inc *	2,399	61,630
The Hackett Group Inc	260	3,741
The Simply Good Foods Co *	6,790	212,934
TherapeuticsMD Inc *	2,026	2,451
Theravance Biopharma Inc *	539	9,578
Tivity Health Inc *	1,955	38,298
Tootsie Roll Industries Inc	203	6,029
Triple-S Management Corp ‘B’ *	1,647	35,163
Triton International Ltd (Bermuda)	4,838	234,691
TrueBlue Inc *	2,727	50,968
Turning Point Therapeutics Inc *	197	24,004
United Natural Foods Inc *	4,226	67,489
Universal Corp	1,972	95,859
UroGen Pharma Ltd *	588	10,596
Utah Medical Products Inc	53	4,468
Vanda Pharmaceuticals Inc *	4,382	57,579
Varex Imaging Corp *	3,168	52,842
Vaxart Inc *	593	3,386
Vaxcyte Inc *	326	8,662
VBI Vaccines Inc *	2,960	8,140
Vector Group Ltd	9,744	113,518
Vectrus Inc *	570	28,340
Venus Concept Inc *	721	1,247
Verastem Inc *	8,553	18,218
Vericel Corp *	477	14,730

	Shares	Value
Viad Corp	1,613	$58,342
ViewRay Inc *	5,654	21,598
Viking Therapeutics Inc *	4,571	25,735
Village Super Market Inc ‘A’	628	13,854
Vital Farms Inc *	512	12,959
Vivint Smart Home Inc *	4,985	103,439
VYNE Therapeutics Inc *	10,621	16,781
WD-40 Co	73	19,395
Weis Markets Inc	748	35,762
Willdan Group Inc *	245	10,217
WW International Inc *	2,940	71,736
X4 Pharmaceuticals Inc *	1,461	9,394
XBiotech Inc *	1,143	17,888
Xencor Inc *	268	11,693
Xeris Pharmaceuticals Inc *	460	2,263
XOMA Corp *	90	3,972
Zentalis Pharmaceuticals Inc *	61	3,168
ZIOPHARM Oncology Inc *	5,662	14,268

		18,964,362

Diversified - 0.0%

Professional Holding Corp ‘A’ *	955	14,736

Energy - 3.2%

Adams Resources & Energy Inc	205	4,940
Antero Resources Corp *	19,484	106,188
Arch Resources Inc	1,176	51,473
Archrock Inc	10,174	88,107
Berry Corp	5,695	20,958
Bonanza Creek Energy Inc *	1,435	27,739
Brigham Minerals Inc ‘A’	3,164	34,772
ChampionX Corp *	14,806	226,532
Clean Energy Fuels Corp *	10,347	81,327
CNX Resources Corp *	17,942	193,774
Comstock Resources Inc *	2,084	9,107
CONSOL Energy Inc *	2,286	16,482
Contango Oil & Gas Co *	6,673	15,281
Crescent Point Energy Corp (TSE) (Canada)	692,326	1,615,373
CVR Energy Inc	2,392	35,641
Delek US Holdings Inc	4,952	79,579
DMC Global Inc	642	27,766
Dril-Quip Inc *	2,709	80,241
Earthstone Energy Inc ‘A’ *	1,472	7,846
Evolution Petroleum Corp	2,072	5,905
Exterran Corp *	2,035	8,995
Falcon Minerals Corp	3,080	9,702
Frank’s International NV *	12,167	33,338
FuelCell Energy Inc *	7,761	86,690
FutureFuel Corp	2,042	25,933
Goodrich Petroleum Corp *	288	2,906
Green Plains Inc *	2,796	36,823
Helix Energy Solutions Group Inc *	11,414	47,939
Hunting PLC (United Kingdom)	165,142	503,605
Kosmos Energy Ltd (Ghana)	31,829	74,798
Liberty Oilfield Services Inc ‘A’	5,885	60,674
Magnolia Oil & Gas Corp ‘A’ *	1,017	7,180
Matador Resources Co *	8,919	107,563
Matrix Service Co *	2,167	23,880
Maxeon Solar Technologies Ltd *	269	7,632
MRC Global Inc *	6,369	42,226
Nabors Industries Ltd	578	33,657
NACCO Industries Inc ‘A’	362	9,521
National Energy Services Reunited Corp *	1,545	15,342
Natural Gas Services Group Inc *	17,788	168,630
Newpark Resources Inc *	6,191	11,887
NextDecade Corp *	1,853	3,873
NexTier Oilfield Solutions Inc *	12,997	44,710
NOW Inc *	8,781	63,048
Oceaneering International Inc *	7,982	63,457

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Oil States International Inc *	4,480	$22,490
Ovintiv Inc	21,014	301,761
Par Pacific Holdings Inc *	3,237	45,253
Patterson-UTI Energy Inc	14,881	78,274
PBF Energy Inc ‘A’	7,338	52,100
PDC Energy Inc *	7,941	163,029
Peabody Energy Corp *	5,061	12,197
Penn Virginia Corp *	1,122	11,388
PrimeEnergy Resources Corp *	46	1,986
ProPetro Holding Corp *	6,452	47,680
Range Resources Corp	17,169	115,032
Renewable Energy Group Inc *	3,050	216,001
REX American Resources Corp *	418	30,710
RPC Inc *	4,663	14,688
Select Energy Services Inc ‘A’ *	4,955	20,315
SM Energy Co	8,786	53,770
Solaris Oilfield Infrastructure Inc ‘A’	2,168	17,648
Southwestern Energy Co *	51,699	154,063
SunCoke Energy Inc	6,833	29,724
Sunnova Energy International Inc *	3,705	167,207
SunPower Corp *	1,821	46,690
Talos Energy Inc *	1,008	8,306
Tellurian Inc *	13,703	17,540
Thermon Group Holdings Inc *	2,495	38,997
Transocean Ltd *	47,136	108,884
Trecora Resources *	2,114	14,777
US Silica Holdings Inc	5,769	40,498
W&T Offshore Inc *	7,009	15,210
Warrior Met Coal Inc	4,188	89,288
Whiting Petroleum Corp *	120	3,000

		6,161,546

Financial - 34.1%

1st Constitution Bancorp	758	12,029
1st Source Corp	1,280	51,584
Acadia Realty Trust REIT	6,720	95,357
ACNB Corp	689	17,225
Agree Realty Corp REIT	4,395	292,619
Alerus Financial Corp	1,183	32,379
Alexander & Baldwin Inc REIT *	5,580	95,864
Alexander’s Inc REIT	12	3,328
Allegiance Bancshares Inc	1,513	51,639
Alpine Income Property Trust Inc REIT	447	6,701
Altabancorp	1,252	34,956
Altisource Portfolio Solutions SA *	430	5,538
Amalgamated Bank ‘A’	1,065	14,633
Ambac Financial Group Inc *	3,498	53,799
Amerant Bancorp Inc *	1,863	28,318
American Assets Trust Inc REIT	3,977	114,856
American Equity Investment Life Holding Co	7,252	200,590
American Finance Trust Inc REIT	8,205	60,963
American National Bankshares Inc	834	21,859
American Realty Investors Inc *	229	2,496
Ameris Bancorp	5,263	200,362
AMERISAFE Inc	1,555	89,304
Ames National Corp	770	18,495
Anworth Mortgage Asset Corp REIT	8,428	22,840
Apollo Commercial Real Estate Finance Inc REIT	11,069	123,641
Arbor Realty Trust Inc REIT	9,213	130,640
Ares Commercial Real Estate Corp REIT	2,591	30,859
Argo Group International Holdings Ltd	2,588	113,096
Arlington Asset Investment Corp ‘A’ REIT	2,579	9,749
Armada Hoffler Properties Inc REIT	4,670	52,397
ARMOUR Residential REIT Inc	5,279	56,960
Arrow Financial Corp	1,124	33,619
Artisan Partners Asset Management Inc ‘A’	2,564	129,072
Assetmark Financial Holdings Inc *	676	16,359
Associated Capital Group Inc ‘A’	144	5,057
Atlantic Capital Bancshares Inc *	1,664	26,491
Atlantic Union Bankshares Corp	42,649	1,404,858

	Shares	Value
Auburn National BanCorp Inc	207	$8,630
Axos Financial Inc *	4,248	159,427
B. Riley Financial Inc	1,523	67,347
Banc of California Inc	3,640	53,544
BancFirst Corp	1,473	86,465
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	2,488	39,385
BancorpSouth Bank	7,811	214,334
Bank First Corp	34	2,204
Bank of Commerce Holdings	1,371	13,573
Bank of Marin Bancorp	1,032	35,439
Bank7 Corp	155	2,201
BankFinancial Corp	891	7,823
BankUnited Inc	7,355	255,807
Bankwell Financial Group Inc	515	10,068
Banner Corp	2,758	128,495
Bar Harbor Bankshares	1,119	25,278
Baycom Corp *	576	8,738
BCB Bancorp Inc	1,248	13,815
Berkshire Hills Bancorp Inc	3,709	63,498
BGC Partners Inc ‘A’	24,306	97,224
Blackstone Mortgage Trust Inc ‘A’ REIT	10,987	302,472
Blucora Inc *	3,951	62,860
Bluerock Residential Growth REIT Inc	1,425	18,055
Bogota Financial Corp *	599	5,337
Boston Private Financial Holdings Inc	6,197	52,365
Bridge Bancorp Inc	1,373	33,199
Bridgewater Bancshares Inc *	1,596	19,934
Broadmark Realty Capital Inc REIT	10,213	104,173
Broadstone Net Lease Inc ‘A’	2,427	47,521
Brookline Bancorp Inc	6,202	74,672
BRT Apartments Corp REIT	819	12,449
Bryn Mawr Bank Corp	43,295	1,324,611
Business First Bancshares Inc	1,648	33,553
Byline Bancorp Inc	1,848	28,552
C&F Financial Corp	307	11,393
Cadence BanCorp	9,803	160,965
California BanCorp *	625	9,725
Cambridge Bancorp	402	28,040
Camden National Corp	1,238	44,296
Cannae Holdings Inc *	6,908	305,817
Capital Bancorp Inc *	663	9,236
Capital City Bank Group Inc	1,048	25,760
Capitol Federal Financial Inc	10,418	130,225
Capstar Financial Holdings Inc	1,241	18,305
Capstead Mortgage Corp REIT	7,615	44,243
CareTrust REIT Inc	6,606	146,521
Carter Bankshares Inc	1,672	17,924
CatchMark Timber Trust Inc ‘A’ REIT	3,576	33,471
Cathay General Bancorp	6,112	196,745
CB Financial Services Inc	421	8,424
CBTX Inc	1,389	35,433
Centerspace REIT	1,017	71,841
Central Pacific Financial Corp	1,959	37,241
Central Valley Community Bancorp	742	11,048
Century Bancorp Inc ‘A’	209	16,168
Chatham Lodging Trust REIT	3,768	40,694
Chemung Financial Corp	266	9,031
Cherry Hill Mortgage Investment Corp REIT	831	7,595
Chimera Investment Corp REIT	15,497	158,844
ChoiceOne Financial Services Inc	597	18,394
CIT Group Inc	7,839	281,420
Citizens & Northern Corp	1,056	20,951
Citizens Holding Co	392	8,212
Citizens Inc *	3,934	22,542
City Holding Co	1,212	84,295
City Office REIT Inc	3,305	32,290
Civista Bancshares Inc	1,159	20,317
Clipper Realty Inc REIT	292	2,059
CNB Financial Corp	1,220	25,974
CNO Financial Group Inc	117,974	2,622,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Coastal Financial Corp *	732	$15,372
Codorus Valley Bancorp Inc	747	12,669
Colony Bankcorp Inc	620	9,083
Colony Capital Inc REIT	38,294	184,194
Colony Credit Real Estate Inc REIT	6,785	50,888
Columbia Banking System Inc	58,556	2,102,160
Columbia Financial Inc *	2,690	41,856
Columbia Property Trust Inc REIT	9,209	132,057
Community Bank System Inc	4,208	262,200
Community Bankers Trust Corp	1,902	12,839
Community Trust Bancorp Inc	1,122	41,570
ConnectOne Bancorp Inc	3,057	60,498
CoreCivic Inc REIT	9,846	64,491
CorEnergy Infrastructure Trust Inc REIT	1,085	7,432
CorePoint Lodging Inc REIT	3,236	22,264
County Bancorp Inc	411	9,075
Cowen Inc ‘A’	1,302	33,839
Crawford & Co ‘A’	1,339	9,895
CrossFirst Bankshares Inc *	3,957	42,538
CTO Realty Growth Inc	421	17,749
Cushman & Wakefield PLC *	5,720	84,828
Customers Bancorp Inc *	2,072	37,669
CVB Financial Corp	10,289	200,636
Diamond Hill Investment Group Inc	243	36,273
DiamondRock Hospitality Co REIT	15,804	130,383
Dime Community Bancshares Inc	2,286	36,050
Diversified Healthcare Trust REIT	19,111	78,737
Donegal Group Inc ‘A’	935	13,155
Dynex Capital Inc REIT	1,733	30,847
Eagle Bancorp Inc	2,577	106,430
Eagle Bancorp Montana Inc	468	9,931
Eastern Bankshares Inc *	10,993	179,296
EastGroup Properties Inc REIT	147	20,295
Ellington Financial Inc REIT	3,354	49,773
Ellington Residential Mortgage REIT	805	10,497
Employers Holdings Inc	2,271	73,104
Encore Capital Group Inc *	2,442	95,116
Enova International Inc *	2,832	70,149
Enstar Group Ltd *	954	195,465
Enterprise Bancorp Inc	665	16,991
Enterprise Financial Services Corp	1,942	67,873
Equity Bancshares Inc ‘A’ *	1,146	24,742
Esquire Financial Holdings Inc *	410	7,868
ESSA Bancorp Inc	591	8,865
Essent Group Ltd	8,777	379,166
Essential Properties Realty Trust Inc REIT	8,312	176,214
Evans Bancorp Inc	404	11,126
EZCORP Inc ‘A’ *	3,942	18,882
Farmers & Merchants Bancorp Inc	774	17,802
Farmers National Banc Corp	2,239	29,712
Farmland Partners Inc REIT	2,218	19,297
Fathom Holdings Inc *	269	9,695
FB Financial Corp	2,562	88,978
FBL Financial Group Inc ‘A’	726	38,122
Federal Agricultural Mortgage Corp ‘C’	564	41,877
Federated Hermes Inc	5,379	155,399
FedNat Holding Co	1,005	5,950
Fidelity D&D Bancorp Inc	293	18,857
Financial Institutions Inc	1,316	29,610
First BanCorp	17,015	156,878
First Bancorp NC	2,295	77,640
First Bank	1,238	11,612
First Busey Corp	3,947	85,058
First Business Financial Services Inc	703	12,942
First Capital Inc	228	13,808
First Choice Bancorp	842	15,569
First Commonwealth Financial Corp	7,755	84,840
First Community Bankshares Inc	1,331	28,723
First Community Corp	581	9,871
First Financial Bancorp	7,624	133,649
First Financial Corp	1,066	41,414

	Shares	Value
First Foundation Inc	2,446	$48,920
First Guaranty Bancshares Inc	326	5,793
First Horizon Corp	222,153	2,834,672
First Internet Bancorp	741	21,296
First Interstate BancSystem Inc ‘A’	3,231	131,728
First Merchants Corp	4,259	159,329
First Mid Bancshares Inc	1,146	38,574
First Midwest Bancorp Inc	9,205	146,544
First Northwest Bancorp	708	11,045
First Savings Financial Group Inc	160	10,400
First United Corp	590	9,145
First Western Financial Inc *	506	9,902
Flagstar Bancorp Inc	3,858	157,252
Flushing Financial Corp	2,271	37,789
FNCB Bancorp Inc	1,435	9,184
Franklin Financial Services Corp	375	10,136
Franklin Street Properties Corp REIT	8,406	36,734
Front Yard Residential Corp REIT	3,907	63,293
FRP Holdings Inc *	519	23,640
FS Bancorp Inc	258	14,138
Fulton Financial Corp	12,541	159,522
FVCBankcorp Inc *	984	14,465
GAMCO Investors Inc ‘A’	94	1,668
Genworth Financial Inc ‘A’ *	40,192	151,926
German American Bancorp Inc	19,344	640,093
Getty Realty Corp REIT	2,714	74,744
Glacier Bancorp Inc	16,956	780,146
Gladstone Commercial Corp REIT	2,137	38,466
Gladstone Land Corp REIT	832	12,180
Global Medical REIT Inc	3,638	47,512
Global Net Lease Inc REIT	7,217	123,699
Goosehead Insurance Inc ‘A’	904	112,783
Granite Point Mortgage Trust Inc REIT	4,373	43,686
Great Ajax Corp REIT	1,493	15,617
Great Southern Bancorp Inc	854	41,761
Great Western Bancorp Inc	4,371	91,354
Greene County Bancorp Inc	219	5,582
Greenlight Capital Re Ltd ‘A’ *	1,941	14,189
Guaranty Bancshares Inc	552	16,532
Hancock Whitney Corp	6,812	231,744
Hanmi Financial Corp	2,435	27,613
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	5,565	352,988
Harborone Bancorp Inc *	4,363	47,382
Hawthorn Bancshares Inc	499	10,928
HBT Financial Inc	717	10,863
HCI Group Inc	393	20,554
Healthcare Realty Trust Inc REIT	16,988	502,845
Heartland Financial USA Inc	2,838	114,570
Heritage Commerce Corp	4,538	40,252
Heritage Financial Corp	2,961	69,258
Heritage Insurance Holdings Inc	1,805	18,285
Hersha Hospitality Trust REIT	2,832	22,344
Highwoods Properties Inc REIT	12,978	514,318
Hilltop Holdings Inc	5,800	159,558
Hingham Institution for Savings	107	23,112
Home Bancorp Inc	583	16,318
Home BancShares Inc	12,303	239,662
HomeStreet Inc	1,609	54,304
HomeTrust Bancshares Inc	1,210	23,365
Hope Bancorp Inc	9,587	104,594
Horace Mann Educators Corp	71,008	2,985,176
Horizon Bancorp Inc	3,514	55,732
Houlihan Lokey Inc	7,086	476,392
Howard Bancorp Inc *	1,040	12,282
Independence Holding Co	388	15,908
Independence Realty Trust Inc REIT	7,572	101,692
Independent Bank Corp	2,477	180,920
Independent Bank Corp MI	1,691	31,233
Independent Bank Group Inc	2,987	186,747
Indus Realty Trust Inc *	65	4,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Industrial Logistics Properties Trust REIT	5,210	$121,341
Innovative Industrial Properties Inc REIT	1,015	185,877
International Bancshares Corp	4,241	158,783
Invesco Mortgage Capital Inc REIT	14,704	49,700
Investar Holding Corp	750	12,405
Investors Bancorp Inc	13,058	137,892
Investors Title Co	98	14,994
iStar Inc REIT	5,793	86,026
James River Group Holdings Ltd	320	15,728
Kearny Financial Corp	4,913	51,881
Kennedy-Wilson Holdings Inc	9,640	172,460
Kite Realty Group Trust REIT	6,674	99,843
KKR Real Estate Finance Trust Inc REIT	2,228	39,926
Ladder Capital Corp REIT	8,628	84,382
Lakeland Bancorp Inc	3,836	48,717
Lakeland Financial Corp	25,098	1,344,751
Landmark Bancorp Inc	300	6,855
LCNB Corp	907	13,324
Legacy Housing Corp *	517	7,812
LendingClub Corp *	5,462	57,679
Level One Bancorp Inc	424	8,578
Lexington Realty Trust REIT	21,981	233,438
Limestone Bancorp Inc *	439	5,514
Live Oak Bancshares Inc	2,251	106,832
LTC Properties Inc REIT	1,856	72,217
Luther Burbank Corp	1,402	13,740
Macatawa Bank Corp	1,983	16,598
Mack-Cali Realty Corp REIT	7,048	87,818
Mackinac Financial Corp	762	9,723
MainStreet Bancshares Inc *	565	9,554
Marcus & Millichap Inc *	1,724	64,185
Marlin Business Services Corp	565	6,916
Maui Land & Pineapple Co Inc *	333	3,839
MBIA Inc *	3,878	25,517
McGrath RentCorp	21,168	1,420,373
Mercantile Bank Corp	1,093	29,697
Merchants Bancorp	753	20,805
Meridian Bancorp Inc	3,662	54,600
Meridian Corp	330	6,864
Meta Financial Group Inc	2,685	98,164
Metrocity Bankshares Inc	1,465	21,125
Metropolitan Bank Holding Corp *	579	21,000
MFA Financial Inc REIT	36,134	140,561
Mid Penn Bancorp Inc	608	13,315
Middlefield Banc Corp	385	8,663
Midland States Bancorp Inc	1,721	30,754
MidWestOne Financial Group Inc	1,179	28,886
MMA Capital Holdings Inc *	355	8,733
Monmouth Real Estate Investment Corp REIT	952	16,489
Mr Cooper Group Inc *	6,053	187,825
MVB Financial Corp	718	16,284
National Bank Holdings Corp ‘A’	1,741	57,035
National Bankshares Inc	465	14,559
National General Holdings Corp	2,800	95,704
National Health Investors Inc REIT	2,302	159,229
National Western Life Group Inc ‘A’	207	42,733
Navient Corp	14,542	142,802
NBT Bancorp Inc	3,452	110,809
Nelnet Inc ‘A’	1,386	98,739
NETSTREIT Corp	917	17,872
New Senior Investment Group Inc REIT	6,400	33,152
New York Mortgage Trust Inc REIT	30,579	112,837
Newmark Group Inc ‘A’	11,658	84,987
NexPoint Residential Trust Inc REIT	1,440	60,926
NI Holdings Inc *	711	11,675
Nicolet Bankshares Inc *	680	45,118
NMI Holdings Inc ‘A’ *	6,283	142,310
Northeast Bank *	632	14,233
Northfield Bancorp Inc	3,813	47,014
Northrim BanCorp Inc	521	17,688

	Shares	Value
Northwest Bancshares Inc	9,421	$120,024
Norwood Financial Corp	515	13,478
Oak Valley Bancorp	542	9,008
OceanFirst Financial Corp	4,609	85,866
Oconee Federal Financial Corp	91	2,302
Office Properties Income Trust REIT	3,786	86,018
OFG Bancorp	4,109	76,181
Ohio Valley Banc Corp	347	8,189
Old National Bancorp	12,991	215,131
Old Republic International Corp	149,417	2,945,009
Old Second Bancorp Inc	1,822	18,402
One Liberty Properties Inc REIT	1,228	24,646
OP Bancorp	1,067	8,216
Oportun Financial Corp *	1,555	30,120
Oppenheimer Holdings Inc ‘A’	752	23,635
Orchid Island Capital Inc REIT	5,109	26,669
Origin Bancorp Inc	1,718	47,709
Orrstown Financial Services Inc	896	14,829
Pacific Premier Bancorp Inc	6,479	202,987
Park National Corp	1,135	119,186
Parke Bancorp Inc	802	12,511
Partners Bancorp	678	4,407
PCB Bancorp	971	9,817
PCSB Financial Corp	1,241	19,782
PDL Community Bancorp *	631	6,632
Peapack Gladstone Financial Corp	1,519	34,572
Pebblebrook Hotel Trust REIT	10,414	195,783
Penns Woods Bancorp Inc	615	15,996
PennyMac Financial Services Inc	2,977	195,351
PennyMac Mortgage Investment Trust REIT	7,818	137,519
Peoples Bancorp Inc	33,622	910,820
Peoples Bancorp of North Carolina Inc	299	6,883
Peoples Financial Services Corp	539	19,814
Physicians Realty Trust REIT	16,793	298,915
Piedmont Office Realty Trust Inc ‘A’ REIT	10,013	162,511
Pioneer Bancorp Inc *	964	10,189
Piper Sandler Cos	1,416	142,874
Plumas Bancorp	426	10,011
PotlatchDeltic Corp REIT	5,253	262,755
PRA Group Inc *	3,581	142,022
Preferred Apartment Communities Inc ‘A’ REIT	3,957	29,282
Preferred Bank	1,121	56,577
Premier Financial Bancorp Inc	941	12,506
Premier Financial Corp	2,924	67,252
ProAssurance Corp	4,259	75,768
PROG Holding Inc	4,858	261,700
ProSight Global Inc *	847	10,867
Protective Insurance Corp ‘B’	799	10,954
Provident Bancorp Inc	1,219	14,628
Provident Financial Holdings Inc	545	8,562
Provident Financial Services Inc	5,755	103,360
Prudential Bancorp Inc	719	9,958
QCR Holdings Inc	1,178	46,637
QTS Realty Trust Inc ‘A’ REIT	275	17,017
Radian Group Inc	15,326	310,352
Rafael Holdings Inc ‘B’ *	657	15,321
RBB Bancorp	1,356	20,855
RE/MAX Holdings Inc ‘A’	1,490	54,132
Ready Capital Corp REIT	3,357	41,795
Realogy Holdings Corp *	9,083	119,169
Red River Bancshares Inc	364	18,036
Redwood Trust Inc REIT	8,816	77,404
Regional Management Corp	600	17,916
Reliant Bancorp Inc	1,175	21,879
Renasant Corp	4,289	144,454
Republic Bancorp Inc ‘A’	790	28,495
Republic First Bancorp Inc *	3,912	11,149
Retail Opportunity Investments Corp REIT	9,363	125,371
Retail Properties of America Inc ‘A’ REIT	17,316	148,225
Retail Value Inc REIT	1,385	20,595

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Richmond Mutual Bancorporation Inc	1,032	$14,097
Riverview Bancorp Inc	1,568	8,248
RLI Corp	390	40,619
RLJ Lodging Trust REIT	13,023	184,275
RPT Realty REIT	6,386	55,239
Ryman Hospitality Properties Inc REIT	505	34,219
S&T Bancorp Inc	2,963	73,601
Sabra Health Care REIT Inc	16,342	283,861
Safeguard Scientifics Inc *	1,576	10,055
Safehold Inc REIT	661	47,916
Safety Insurance Group Inc	1,123	87,482
Salisbury Bancorp Inc	226	8,423
Sandy Spring Bancorp Inc	3,561	114,629
Saul Centers Inc REIT	103	3,263
SB Financial Group Inc	610	11,151
Sculptor Capital Management Inc	1,571	23,879
Seacoast Banking Corp of Florida *	4,036	118,860
Security National Financial Corp ‘A’ *	698	5,828
Select Bancorp Inc *	1,359	12,870
Selective Insurance Group Inc	25,278	1,693,120
Selectquote Inc *	1,823	37,827
Seritage Growth Properties REIT *	2,760	40,517
Service Properties Trust REIT	12,987	149,221
ServisFirst Bancshares Inc	1,005	40,491
Shore Bancshares Inc	1,010	14,746
Sierra Bancorp	1,094	26,168
Silvercrest Asset Management Group Inc ‘A’	445	6,181
Silvergate Capital Corp ‘A’ *	1,237	91,921
Simmons First National Corp ‘A’	8,598	185,631
SITE Centers Corp REIT	12,399	125,478
SmartFinancial Inc	1,187	21,532
South Plains Financial Inc	932	17,661
South State Corp	36,391	2,631,069
Southern First Bancshares Inc *	589	20,821
Southern Missouri Bancorp Inc	662	20,151
Southern National Bancorp of Virginia Inc	1,482	17,947
Southside Bancshares Inc	2,499	77,544
Spirit of Texas Bancshares Inc	1,042	17,506
STAG Industrial Inc REIT	10,982	343,956
Standard AVB Financial Corp	302	9,842
State Auto Financial Corp	1,467	26,025
StepStone Group Inc ‘A’ *	810	32,238
Sterling Bancorp Inc	778	3,532
Stewart Information Services Corp	2,121	102,572
Stifel Financial Corp	7,943	400,804
Stock Yards Bancorp Inc	1,378	55,781
StoneX Group Inc *	1,224	70,870
Stratus Properties Inc *	341	8,696
Summit Financial Group Inc	1,000	22,080
Summit Hotel Properties Inc REIT	8,424	75,900
Sunstone Hotel Investors Inc REIT	22,228	251,843
SWK Holdings Corp *	277	3,986
Tanger Factory Outlet Centers Inc REIT	7,374	73,445
Terreno Realty Corp REIT	3,052	178,573
Territorial Bancorp Inc	651	15,644
Texas Capital Bancshares Inc *	3,999	237,941
The Bancorp Inc *	4,200	57,330
The Bank of NT Butterfield & Son Ltd (Bermuda)	4,099	127,725
The Bank of Princeton	459	10,745
The Community Financial Corp	458	12,128
The First Bancorp Inc	795	20,193
The First Bancshares Inc	1,626	50,211
The First of Long Island Corp	60,974	1,088,386
The GEO Group Inc REIT	9,273	82,159
The Hanover Insurance Group Inc	24,323	2,843,845
The Macerich Co REIT	11,921	127,197
The RMR Group Inc ‘A’	105	4,055
The St Joe Co	1,334	56,628
Third Point Reinsurance Ltd * (Bermuda)	6,656	63,365

	Shares	Value
Timberland Bancorp Inc	645	$15,648
Tiptree Inc	1,724	8,654
Tompkins Financial Corp	1,155	81,543
Towne Bank	5,387	126,487
TPG RE Finance Trust Inc REIT	4,886	51,889
Transcontinental Realty Investors Inc REIT *	142	3,424
Trean Insurance Group Inc *	851	11,148
TriCo Bancshares	14,242	502,458
TriState Capital Holdings Inc *	2,154	37,480
Triumph Bancorp Inc *	1,826	88,652
TrustCo Bank Corp NY	74,476	496,755
Trustmark Corp	4,981	136,031
Two Harbors Investment Corp REIT	21,839	139,114
UMB Financial Corp	3,465	239,050
UMH Properties Inc REIT	763	11,300
United Bankshares Inc	9,937	321,959
United Community Banks Inc	6,191	176,072
United Fire Group Inc	1,668	41,867
United Insurance Holdings Corp	1,785	10,210
United Security Bancshares	792	5,584
Unity Bancorp Inc	525	9,214
Universal Health Realty Income Trust REIT	140	8,998
Universal Insurance Holdings Inc	1,633	24,675
Univest Financial Corp	2,262	46,552
Urban Edge Properties REIT	9,366	121,196
Urstadt Biddle Properties Inc ‘A’ REIT	2,330	32,923
Valley National Bancorp	31,788	309,933
Vericity Inc *	147	1,471
Veritex Holdings Inc	3,777	96,918
Virtus Investment Partners Inc	535	116,095
Waddell & Reed Financial Inc ‘A’	4,945	125,949
Walker & Dunlop Inc	2,069	190,389
Washington Federal Inc	5,971	153,694
Washington Real Estate Investment Trust REIT	6,507	140,746
Washington Trust Bancorp Inc	27,520	1,232,896
Waterstone Financial Inc	1,762	33,161
Watford Holdings Ltd * (Bermuda)	1,389	48,059
WesBanco Inc	5,238	156,930
West Bancorporation Inc	1,186	22,890
Westamerica Bancorporation	1,785	98,693
Western Asset Mortgage Capital Corp REIT	4,337	14,139
Western New England Bancorp Inc	1,566	10,790
Westwood Holdings Group Inc	732	10,614
Whitestone REIT	3,125	24,906
WisdomTree Investments Inc	11,250	60,188
World Acceptance Corp *	340	34,755
WSFS Financial Corp	4,045	181,540
Xenia Hotels & Resorts Inc REIT	9,122	138,654

		65,211,780

Industrial - 19.0%

AAR Corp	2,706	98,011
Advanced Emissions Solutions Inc	1,059	5,825
Aegion Corp *	2,420	45,956
Alamo Group Inc	169	23,314
Allied Motion Technologies Inc	66	3,373
Altra Industrial Motion Corp	5,137	284,744
American Outdoor Brands Inc *	1,192	20,300
American Superconductor Corp *	2,138	50,072
American Woodmark Corp *	1,329	124,727
API Group Corp * ~	11,174	202,808
Apogee Enterprises Inc	21,120	669,082
Applied Industrial Technologies Inc	1,864	145,373
Applied Optoelectronics Inc *	1,848	15,726
ArcBest Corp	2,058	87,815
Arcosa Inc	3,862	212,140
Ardmore Shipping Corp (Ireland)	2,356	7,704
Argan Inc	10,479	466,211
Astec Industries Inc	17,183	994,552

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Astronics Corp *	1,813	$23,986
Atlas Air Worldwide Holdings Inc *	1,906	103,953
AZZ Inc	2,054	97,442
Barnes Group Inc	3,721	188,617
Bel Fuse Inc ‘B’	813	12,219
Belden Inc	3,484	145,980
Benchmark Electronics Inc	17,374	469,272
Bloom Energy Corp ‘A’ *	328	9,400
Boise Cascade Co	2,594	123,993
Brady Corp ‘A’	933	49,281
Bristow Group Inc *	539	14,186
Builders FirstSource Inc *	851	34,729
Cactus Inc ‘A’	2,012	52,453
Caesarstone Ltd	1,820	23,460
Casella Waste Systems Inc ‘A’ *	474	29,364
CECO Environmental Corp *	2,611	18,173
Chart Industries Inc *	2,879	339,117
CIRCOR International Inc *	1,590	61,120
Coherent Inc *	10,495	1,574,460
Columbus McKinnon Corp	22,585	868,167
Comfort Systems USA Inc	2,049	107,900
Comtech Telecommunications Corp	1,884	38,980
Concrete Pumping Holdings Inc *	2,047	7,840
Construction Partners Inc ‘A’ *	1,113	32,399
Cornerstone Building Brands Inc *	2,091	19,404
Costamare Inc (Monaco)	3,820	31,630
Covanta Holding Corp	5,714	75,025
Covenant Logistics Group Inc ‘A’ *	910	13,477
DHT Holdings Inc	8,909	46,594
Diamond S Shipping Inc *	2,376	15,824
Digimarc Corp *	50	2,362
Dorian LPG Ltd *	2,578	31,426
Ducommun Inc *	870	46,719
DXP Enterprises Inc *	1,278	28,410
Dycom Industries Inc *	708	53,468
Eagle Bulk Shipping Inc *	516	9,804
Eagle Materials Inc	2,468	250,132
Eastman Kodak Co *	1,382	11,249
Echo Global Logistics Inc *	2,050	54,981
EMCOR Group Inc	3,946	360,901
Encore Wire Corp	1,590	96,306
Enerpac Tool Group Corp	2,776	62,765
EnerSys	3,089	256,572
EnPro Industries Inc	1,643	124,079
ESCO Technologies Inc	174	17,960
FARO Technologies Inc *	86	6,074
Federal Signal Corp	403	13,368
Fitbit Inc ‘A’ *	6,279	42,697
Fluidigm Corp *	5,551	33,306
Fluor Corp	11,199	178,848
Forward Air Corp	830	63,777
Franklin Electric Co Inc	265	18,341
Frontline Ltd (Norway)	9,578	59,575
GATX Corp	2,767	230,159
Genco Shipping & Trading Ltd	1,106	8,140
Gencor Industries Inc *	635	7,811
General Finance Corp *	886	7,540
Gibraltar Industries Inc *	2,031	146,110
Golar LNG Ltd * (Bermuda)	7,084	68,290
GoPro Inc ‘A’ *	1,048	8,677
Graham Corp	670	10,171
Granite Construction Inc	3,285	87,742
Great Lakes Dredge & Dock Corp *	8,019	105,610
Greif Inc ‘A’	2,105	98,682
Greif Inc ‘B’	465	22,497
Griffon Corp	3,407	69,435
Harsco Corp *	6,214	111,728
Haynes International Inc	917	21,861
Heartland Express Inc	18,419	333,384
Helios Technologies Inc	1,368	72,901
Heritage-Crystal Clean Inc *	1,235	26,021

	Shares	Value
Hillenbrand Inc	68,026	$2,707,435
Hub Group Inc ‘A’ *	2,639	150,423
Hurco Cos Inc	559	16,770
Hyster-Yale Materials Handling Inc	804	47,878
IES Holdings Inc *	439	20,212
II-VI Inc *	976	74,137
Insteel Industries Inc	36,214	806,486
International Seaways Inc	1,842	30,080
Intevac Inc *	1,601	11,543
IntriCon Corp *	778	14,082
JELD-WEN Holding Inc *	5,381	136,462
Kaman Corp	2,000	114,260
KBR Inc	9,918	306,764
Kennametal Inc	6,647	240,887
Kimball Electronics Inc *	1,978	31,628
Knowles Corp *	7,143	131,645
Lawson Products Inc *	149	7,586
LB Foster Co ‘A’ *	792	11,920
LENSAR Inc *	703	5,097
Louisiana-Pacific Corp	267	9,924
LSI Industries Inc	1,941	16,615
Luxfer Holdings PLC (United Kingdom)	1,991	32,692
Lydall Inc *	1,342	40,300
Marten Transport Ltd	2,321	39,991
Masonite International Corp*	4,402	432,893
MasTec Inc *	4,205	286,697
Materion Corp	1,118	71,239
Matson Inc	3,413	194,439
Matthews International Corp ‘A’	2,471	72,647
Mayville Engineering Co Inc *	644	8,642
Meggitt PLC * (United Kingdom)	107,154	681,405
Mistras Group Inc *	1,117	8,668
Montrose Environmental Group Inc *	580	17,957
Moog Inc ‘A’	2,401	190,399
Mueller Industries Inc	22,416	787,026
Mueller Water Products Inc ‘A’	152,758	1,891,144
Myers Industries Inc	1,776	36,905
MYR Group Inc *	482	28,968
National Presto Industries Inc	372	32,896
NL Industries Inc	761	3,638
NN Inc *	3,488	22,916
Nordic American Tankers Ltd	11,496	33,913
Northwest Pipe Co *	833	23,574
NV5 Global Inc *	74	5,830
NVE Corp	2	112
O-I Glass Inc	2,583	30,738
Olympic Steel Inc	717	9,558
Oshkosh Corp	20,374	1,753,590
Overseas Shipholding Group Inc ‘A’ *	5,587	11,956
Pactiv Evergreen Inc *	2,462	44,661
PAM Transportation Services Inc *	140	6,860
Pangaea Logistics Solutions Ltd	1,014	2,809
Park Aerospace Corp	1,500	20,115
Park-Ohio Holdings Corp	663	20,487
Patrick Industries Inc	81	5,536
PGT Innovations Inc *	2,878	58,539
Plexus Corp *	410	32,066
Powell Industries Inc	755	22,265
Primoris Services Corp	1,692	46,716
Radiant Logistics Inc *	3,200	18,560
Ranpak Holdings Corp *	2,240	30,106
Raven Industries Inc	2,574	85,174
Regal Beloit Corp	6,516	800,230
Rexnord Corp	50,694	2,001,906
Ryerson Holding Corp *	1,158	15,795
Safe Bulkers Inc * (Greece)	4,890	6,357
Sanmina Corp *	5,132	163,659
Scorpio Bulkers Inc	759	12,850
Scorpio Tankers Inc (Monaco)	4,088	45,745
SEACOR Holdings Inc *	1,586	65,740
SFL Corp Ltd (Norway)	7,901	49,618

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
SMART Global Holdings Inc *	63	$2,371
Smith & Wesson Brands Inc	4,392	77,958
SPX Corp *	906	49,413
SPX FLOW Inc *	16,280	943,589
Standex International Corp	1,012	78,450
Sterling Construction Co Inc *	1,799	33,479
Stoneridge Inc *	2,118	64,027
Sturm Ruger & Co Inc	136	8,850
Summit Materials Inc ‘A’ *	9,105	182,828
Terex Corp	5,351	186,696
The Eastern Co	454	10,941
The Gorman-Rupp Co	1,214	39,394
The Greenbrier Cos Inc	56,223	2,045,393
The Manitowoc Co Inc *	2,652	35,298
The Timken Co	28,071	2,171,573
Tidewater Inc *	3,375	29,160
TimkenSteel Corp *	3,375	15,761
Tredegar Corp	1,980	33,066
TriMas Corp *	3,223	102,072
Trinseo SA	2,062	105,595
Triumph Group Inc	4,146	52,074
TTM Technologies Inc *	7,848	108,263
Turtle Beach Corp *	1,110	23,921
Tutor Perini Corp *	3,375	43,706
UFP Industries Inc	20,257	1,125,276
UFP Technologies Inc *	513	23,906
Ultralife Corp *	702	4,542
Universal Logistics Holdings Inc	254	5,230
US Concrete Inc *	1,299	51,921
US Ecology Inc	2,588	94,022
US Xpress Enterprises Inc ‘A’ *	1,928	13,188
Vishay Intertechnology Inc	10,566	218,822
Vishay Precision Group Inc *	1,052	33,117
Watts Water Technologies Inc ‘A’	1,238	150,665
Welbilt Inc *	7,591	100,201
Werner Enterprises Inc	544	21,336
Willis Lease Finance Corp *	270	8,224
WillScot Mobile Mini Holdings Corp *	61,841	1,432,856
Worthington Industries Inc	2,941	150,991

		36,422,593

Technology - 3.6%

3D Systems Corp *	9,808	102,788
ACI Worldwide Inc *	32,738	1,258,121
Allscripts Healthcare Solutions Inc *	11,947	172,515
Alpha & Omega Semiconductor Ltd *	1,652	39,053
Ambarella Inc *	1,840	168,949
Amkor Technology Inc	6,695	100,961
Asure Software Inc *	890	6,319
Axcelis Technologies Inc *	227	6,610
AXT Inc *	3,135	30,002
Cerence Inc *	2,933	294,708
Cloudera Inc *	8,329	115,856
Cohu Inc	3,086	117,823
Computer Programs & Systems Inc	1,031	27,672
Conduent Inc *	13,376	64,205
Corsair Gaming Inc *	533	19,305
CTS Corp	2,518	86,443
Cubic Corp	2,206	136,860
Daily Journal Corp *	19	7,676
Diebold Nixdorf Inc *	3,511	37,427
Digi International Inc *	2,241	42,355
Diodes Inc *	2,815	198,457
Donnelley Financial Solutions Inc *	2,292	38,895
DSP Group Inc *	186	3,086
Ebix Inc	912	34,629
eGain Corp *	1,157	13,664
Evolent Health Inc ‘A’ *	5,226	83,773
GSI Technology Inc *	1,383	10,234
GTY Technology Holding Inc *	3,261	16,892
IBEX Holdings Ltd *	253	4,731

	Shares	Value
Immersion Corp *	348	$3,929
Insight Enterprises Inc *	2,016	153,397
ManTech International Corp ‘A’	1,266	112,598
MaxLinear Inc *	2,179	83,216
MicroStrategy Inc ‘A’ *	220	85,481
MTS Systems Corp	1,540	89,566
NetScout Systems Inc *	67,250	1,843,995
NextGen Healthcare Inc *	4,429	80,785
Onto Innovation Inc *	2,825	134,329
Outset Medical Inc *	142	8,071
Park City Group Inc *	859	4,115
Parsons Corp *	531	19,334
PDF Solutions Inc *	166	3,586
Perspecta Inc	1,931	46,498
Photronics Inc *	5,147	57,441
Pitney Bowes Inc	8,816	54,307
Pixelworks Inc *	473	1,334
PlayAGS Inc *	1,558	11,218
Quantum Corp *	2,252	13,782
Rambus Inc *	9,092	158,746
SeaChange International Inc *	2,083	2,916
SecureWorks Corp ‘A’ *	780	11,092
StarTek Inc *	1,195	8,986
Sumo Logic Inc *	220	6,288
Super Micro Computer Inc *	2,459	77,852
Sykes Enterprises Inc *	2,833	106,719
Synaptics Inc *	130	12,532
Synchronoss Technologies Inc *	2,890	13,583
The ExOne Co *	277	2,629
Unisys Corp *	4,338	85,372
Veeco Instruments Inc *	3,750	65,100
Verint Systems Inc *	2,851	191,530
Xperi Holding Corp	7,828	163,605

		6,953,941

Utilities - 3.6%

ALLETE Inc	4,139	256,370
Artesian Resources Corp ‘A’	627	23,249
Atlantic Power Corp *	6,455	13,556
Avista Corp	5,473	219,686
Black Hills Corp	28,233	1,734,918
Brookfield Infrastructure Corp ‘A’ (Canada)	1,283	92,761
Brookfield Renewable Corp ‘A’	7,498	436,908
California Water Service Group	322	17,398
Chesapeake Utilities Corp	77	8,332
Clearway Energy Inc ‘A’	2,300	67,965
Clearway Energy Inc ‘C’	5,201	166,068
Consolidated Water Co Ltd (Cayman)	1,212	14,605
IDACORP Inc	11,460	1,100,504
MGE Energy Inc	2,115	148,113
New Jersey Resources Corp	7,636	271,460
Northwest Natural Holding Co	2,201	101,224
NorthWestern Corp	4,016	234,173
ONE Gas Inc	3,690	283,281
Otter Tail Corp	2,163	92,165
PICO Holdings Inc *	1,422	13,296
PNM Resources Inc	6,322	306,807
Portland General Electric Co	7,146	305,634
RGC Resources Inc	283	6,730
SJW Group	996	69,083
South Jersey Industries Inc	3,299	71,093
Southwest Gas Holdings Inc *	4,122	250,411
Spire Inc	7,853	502,906
Unitil Corp	1,193	52,814

		6,861,510

Total Common Stocks (Cost $168,434,694)		188,705,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value

CORPORATE BONDS & NOTES - 0.3%

Industrial - 0.3%

Mueller Industries Inc 6.000% due 03/01/27	$482,000	$492,151

Total Corporate Bonds & Notes (Cost $482,000)		492,151

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $2,397,108; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $2,445,100)	2,397,108	2,397,108

Total Short-Term Investment (Cost $2,397,108)		2,397,108

TOTAL INVESTMENTS - 100.2% (Cost $171,313,802)		191,595,594

DERIVATIVES - (0.0%)		(7,695)

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(295,142)

NET ASSETS - 100.0%		$191,292,757

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.1%
Industrial	19.3%
Consumer, Cyclical	17.6%
Consumer, Non-Cyclical	9.9%
Basic Materials	6.0%
Technology	3.6%
Utilities	3.6%
Energy	3.2%
Others (each less than 3.0%)	2.9%

	100.2%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)

An investment with a value of $462 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/21	92	$916,103	$908,408	($7,695)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$462	$-	$-	$462
	Common Stocks
	Basic Materials	11,394,857	11,393,156	-	1,701
	Communications	3,103,233	3,103,233	-	-
	Consumer, Cyclical	33,617,315	33,042,864	574,451	-
	Consumer, Non-Cyclical	18,964,362	18,964,362	-	-
	Diversified	14,736	14,736	-	-
	Energy	6,161,546	6,161,546	-	-
	Financial	65,211,780	65,211,780	-	-
	Industrial	36,422,593	35,741,188	681,405	-
	Technology	6,953,941	6,953,941	-	-
	Utilities	6,861,510	6,861,510	-	-

	Total Common Stocks	188,705,873	187,448,316	1,255,856	1,701

	Corporate Bonds & Notes	492,151	-	492,151	-
	Short-Term Investment	2,397,108	-	2,397,108	-

	Total Assets	191,595,594	187,448,316	4,145,115	2,163

Liabilities	Derivatives:
	Equity Contracts
	Futures	(7,695)	(7,695)	-	-

	Total Liabilities	(7,695)	(7,695)	-	-

	Total	$191,587,899	$187,440,621	$4,145,115	$2,163

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO (Formerly named Developing Growth Portfolio)

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 97.2%

Basic Materials - 3.1%

Axalta Coating Systems Ltd *	121,962	$3,482,015
Ferro Corp *	173,035	2,531,502
Ingevity Corp *	48,112	3,643,522

		9,657,039

Communications - 8.0%

Leslie’s Inc *	182,037	5,051,527
MakeMyTrip Ltd * (India)	38,967	1,150,696
Open Lending Corp ‘A’ *	102,018	3,566,549
Proofpoint Inc *	27,009	3,684,298
Q2 Holdings Inc *	42,134	5,331,215
Stamps.com Inc *	17,370	3,407,820
Zendesk Inc *	16,151	2,311,531

		24,503,636

Consumer, Cyclical - 6.4%

Malibu Boats Inc ‘A’ *	47,249	2,950,228
Manchester United PLC ‘A’ (United Kingdom)	188,818	3,160,813
Ollie’s Bargain Outlet Holdings Inc *	30,725	2,512,383
Penn National Gaming Inc *	16,814	1,452,225
Skechers U.S.A. Inc ‘A’ *	115,122	4,137,485
Thule Group AB * ~ (Sweden)	44,488	1,664,485
Visteon Corp *	15,777	1,980,329
Vroom Inc *	42,551	1,743,314

		19,601,262

Consumer, Non-Cyclical - 28.3%

Abcam PLC (United Kingdom)	81,121	1,719,462
Abcam PLC ADR * (United Kingdom)	29,215	629,583
Acutus Medical Inc *	44,971	1,295,614
Adaptive Biotechnologies Corp *	36,642	2,166,641
Allovir Inc *	48,152	1,850,963
Amicus Therapeutics Inc *	88,008	2,032,105
Annexon Inc *	67,740	1,695,532
Avalara Inc *	13,222	2,180,176
Berkeley Lights Inc *	11,433	1,022,224
Bio-Techne Corp	6,056	1,923,083
BioAtla Inc *	37,488	1,274,967
Bioxcel Therapeutics Inc *	22,793	1,053,037
Bluebird Bio Inc *	33,786	1,461,920
Boyd Group Services Inc (Canada)	12,210	2,106,079
Bridgebio Pharma Inc *	32,616	2,319,324
Bright Horizons Family Solutions Inc *	6,455	1,116,650
Certara Inc *	65,819	2,219,417
Charles River Laboratories International Inc *	12,153	3,036,549
Collegium Pharmaceutical Inc *	44,811	897,564
Evo Payments Inc ‘A’ *	87,452	2,362,078
Grocery Outlet Holding Corp *	68,910	2,704,717
Guardant Health Inc *	9,927	1,279,392
GW Pharmaceuticals PLC ADR * (United Kingdom)	17,200	1,985,052
Harmony Biosciences Holdings Inc *	38,478	1,390,980
ICON PLC * (Ireland)	11,514	2,245,000
Laird Superfood Inc *	15,093	714,201
Maravai LifeSciences Holdings Inc ‘A’ *	102,665	2,879,753
Merit Medical Systems Inc *	46,123	2,560,288
MorphoSys AG ADR * (Germany)	50,879	1,441,911
Neurocrine Biosciences Inc *	11,301	1,083,201
Nevro Corp *	10,749	1,860,652
Nuvei Corp * (Canada)	89,892	5,414,195
Optinose Inc *	140,440	581,422
Orchard Therapeutics PLC ADR * (United Kingdom)	39,635	171,223
OrthoPediatrics Corp *	49,580	2,045,175

	Shares	Value
Paylocity Holding Corp *	10,634	$2,189,647
PRA Health Sciences Inc *	54,357	6,818,542
Prelude Therapeutics Inc *	21,368	1,528,880
Ritchie Bros Auctioneers Inc (Canada)	30,421	2,115,781
Seer Inc *	16,352	918,001
Silk Road Medical Inc *	24,443	1,539,420
SpringWorks Therapeutics Inc *	29,884	2,167,188
STERIS PLC	7,234	1,371,132
TriNet Group Inc *	37,525	3,024,515
Turning Point Therapeutics Inc *	14,215	1,732,098
Twist Bioscience Corp *	8,562	1,209,725

		87,335,059

Diversified - 0.9%

dMY Technology Group Inc II ‘A’ *	79,367	1,396,066
Insu Acquisition Corp II ‘A’ *	83,533	1,298,938

		2,695,004

Energy - 1.3%

Array Technologies Inc *	93,054	4,014,349

Financial - 12.9%

Bank OZK	38,843	1,214,620
Big Yellow Group PLC REIT (United Kingdom)	154,488	2,314,636
CoreSite Realty Corp REIT	35,618	4,462,223
Focus Financial Partners Inc ‘A’ *	89,852	3,908,562
GCM Grosvenor Inc ‘A’ *	50,359	670,782
GoHealth Inc ‘A’ *	132,267	1,806,767
Grosvenor Capital Management LP PIPE *	164,974	2,197,454
Hamilton Lane Inc ‘A’	32,909	2,568,547
Industrial Logistics Properties Trust REIT	111,772	2,603,170
Prosperity Bancshares Inc	35,766	2,480,730
QTS Realty Trust Inc ‘A’ REIT	92,577	5,728,665
Selectquote Inc *	63,605	1,319,804
STAG Industrial Inc REIT	130,041	4,072,884
TMX Group Ltd (Canada)	19,680	1,965,681
WisdomTree Investments Inc	450,748	2,411,502

		39,726,027

Industrial - 14.7%

Advanced Drainage Systems Inc	9,321	779,049
Advanced Energy Industries Inc *	50,655	4,912,015
CryoPort Inc *	83,398	3,659,504
Generac Holdings Inc *	16,106	3,662,666
Gerresheimer AG (Germany)	36,038	3,886,284
GFL Environmental Inc (Canada)	120,127	3,505,306
Hydrofarm Holdings Group Inc *	15,042	790,908
Knight-Swift Transportation Holdings Inc	63,587	2,659,208
Kratos Defense & Security Solutions Inc *	135,036	3,704,038
Littelfuse Inc	7,549	1,922,428
PerkinElmer Inc	10,664	1,530,284
Schneider National Inc ‘B’	124,256	2,572,099
Sensata Technologies Holding PLC *	61,708	3,254,480
StealthGas Inc * (Greece)	126,749	297,860
Summit Materials Inc ‘A’ *	131,862	2,647,789
The AZEK Co Inc *	83,613	3,214,920
Trex Co Inc *	29,220	2,446,298

		45,445,136

Technology - 21.6%

8x8 Inc *	138,501	4,774,129
Asana Inc ‘A’ *	77,385	2,286,727
Box Inc ‘A’ *	168,939	3,049,349
CACI International Inc ‘A’ *	24,885	6,204,577
Corsair Gaming Inc *	17,827	645,694
Endava PLC ADR * (United Kingdom)	12,024	922,842
Everbridge Inc *	30,988	4,619,381
ExlService Holdings Inc *	46,145	3,928,324

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Five9 Inc *	11,804	$2,058,618
Health Catalyst Inc *	37,458	1,630,547
Keywords Studios PLC * (Ireland)	92,171	3,599,276
Outset Medical Inc *	22,624	1,285,948
PagerDuty Inc *	81,908	3,415,564
Ping Identity Holding Corp *	171,189	4,902,853
Rapid7 Inc *	77,158	6,956,565
RealPage Inc *	36,884	3,217,760
Schrodinger Inc *	20,538	1,626,199
Silicon Laboratories Inc *	18,194	2,316,824
Vertex Inc ‘A’ *	136,737	4,765,284
WNS Holdings Ltd ADR * (India)	60,624	4,367,959

		66,574,420

Total Common Stocks (Cost $220,445,265)		299,551,932

	Principal Amount

SHORT-TERM INVESTMENT - 3.1%

Repurchase Agreement - 3.1%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $9,536,907; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $9,727,700)	$9,536,907	9,536,907

Total Short-Term Investment (Cost $9,536,907)		9,536,907

TOTAL INVESTMENTS - 100.3% (Cost $229,982,172)		309,088,839

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(965,057)

NET ASSETS - 100.0%		$308,123,782

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	28.3%
Technology	21.6%
Industrial	14.7%
Financial	12.9%
Communications	8.0%
Consumer, Cyclical	6.4%
Basic Materials	3.1%
Short-Term Investment	3.1%
Others (each less than 3.0%)	2.2%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$9,657,039	$9,657,039	$-	$-
	Communications	24,503,636	24,503,636	-	-
	Consumer, Cyclical	19,601,262	17,936,777	1,664,485	-
	Consumer, Non-Cyclical	87,335,059	87,335,059	-	-
	Diversified	2,695,004	2,695,004	-	-
	Energy	4,014,349	4,014,349	-	-
	Financial	39,726,027	35,213,937	4,512,090	-
	Industrial	45,445,136	41,558,852	3,886,284	-
	Technology	66,574,420	62,975,144	3,599,276	-

	Total Common Stocks	299,551,932	285,889,797	13,662,135	-

	Short-Term Investment	9,536,907	-	9,536,907	-

	Total	$309,088,839	$285,889,797	$23,199,042	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies Inc - Contingent Value Rights * Ω ±	3,861	$11,583
Oncternal Therapeutics Inc - Contingent Value Rights *	216	443

		12,026

Total Rights (Cost $443)		12,026

COMMON STOCKS - 98.5%

Basic Materials - 3.3%

AdvanSix Inc *	8,690	173,713
AgroFresh Solutions Inc *	9,673	21,958
Alcoa Corp *	58,790	1,355,109
Allegheny Technologies Inc *	39,439	661,392
American Vanguard Corp	8,926	138,532
Amyris Inc *	35,554	219,546
Arconic Corp *	32,185	959,113
Balchem Corp	10,092	1,162,800
Caledonia Mining Corp PLC (South Africa)	3,683	58,486
Carpenter Technology Corp	15,136	440,760
Century Aluminum Co *	16,145	178,079
Clearwater Paper Corp *	5,166	195,017
Cleveland-Cliffs Inc	124,455	1,812,065
Codexis Inc *	16,889	368,687
Coeur Mining Inc *	78,053	807,849
Commercial Metals Co	38,154	783,683
Compass Minerals International Inc	10,594	653,862
Domtar Corp	17,651	558,654
Energy Fuels Inc *	38,506	164,036
Ferro Corp *	24,810	362,970
Fortitude Gold Corp * ±	6,519	6,845
Gatos Silver Inc *	7,618	99,263
GCP Applied Technologies Inc *	14,947	353,497
Glatfelter Corp	14,123	231,335
Gold Resource Corp	22,818	66,400
Hawkins Inc	3,288	171,995
HB Fuller Co	16,545	858,355
Hecla Mining Co	162,561	1,053,395
Ingevity Corp *	13,334	1,009,784
Innospec Inc	7,851	712,321
Intrepid Potash Inc *	3,242	78,294
Kaiser Aluminum Corp	4,997	494,203
Koppers Holdings Inc *	6,534	203,599
Kraton Corp *	10,031	278,761
Kronos Worldwide Inc	7,226	107,740
Livent Corp *	45,656	860,159
Marrone Bio Innovations Inc *	17,362	21,703
Minerals Technologies Inc	10,319	641,016
Neenah Inc	5,396	298,507
Novagold Resources Inc * (Canada)	76,607	740,790
Oil-Dri Corp of America	1,862	63,457
Orion Engineered Carbons SA (Germany)	20,133	345,080
PQ Group Holdings Inc	10,662	152,040
Quaker Chemical Corp	4,266	1,080,962
Rayonier Advanced Materials Inc *	18,842	122,850
Rogers Corp *	5,808	901,924
Schnitzer Steel Industries Inc ‘A’	8,340	266,129
Schweitzer-Mauduit International Inc	10,034	403,467
Sensient Technologies Corp	13,211	974,575
Stepan Co	6,694	798,728
Tronox Holdings PLC ‘A’ *	28,543	417,299
United States Lime & Minerals Inc	700	79,800
United States Steel Corp	68,917	1,155,738
Uranium Energy Corp *	61,301	107,890
Verso Corp ‘A’	10,357	124,491

		26,358,703

	Shares	Value
Communications - 4.3%

1-800-Flowers.com Inc ‘A’ *	8,120	$211,120
A10 Networks Inc *	18,850	185,861
Acacia Communications Inc *	12,529	914,116
ADTRAN Inc	15,316	226,217
Alaska Communications Systems Group Inc	16,336	60,280
AMC Networks Inc ‘A’ *	9,162	327,725
Anterix Inc *	3,631	136,526
ATN International Inc	3,540	147,830
Boingo Wireless Inc *	13,621	173,259
Boston Omaha Corp ‘A’ *	3,867	106,923
CalAmp Corp *	12,197	120,994
Calix Inc *	16,965	504,878
Cambium Networks Corp *	1,304	32,704
Cargurus Inc *	28,014	888,884
CarParts.com Inc *	11,007	136,377
Cars.com Inc *	21,634	244,464
Casa Systems Inc *	10,697	66,001
ChannelAdvisor Corp *	8,668	138,515
Cincinnati Bell Inc *	16,429	251,035
Clearfield Inc *	3,690	91,217
Cogent Communications Holdings Inc	13,699	820,159
comScore Inc *	21,252	52,917
Consolidated Communications Holdings Inc *	23,735	116,064
DHI Group Inc *	16,492	36,612
DZS Inc *	4,476	69,244
Endurance International Group Holdings Inc *	19,871	187,781
Entercom Communications Corp ‘A’	35,074	86,633
Entravision Communications Corp ‘A’	21,915	60,266
ePlus Inc *	4,339	381,615
Eventbrite Inc ‘A’ *	20,925	378,743
EverQuote Inc ‘A’ *	4,063	151,753
Extreme Networks Inc *	37,179	256,163
Fluent Inc *	13,919	73,910
Gannett Co Inc *	39,559	132,918
Gogo Inc *	18,526	178,405
Gray Television Inc *	27,974	500,455
Groupon Inc *	7,416	281,771
GTT Communications Inc *	10,964	39,141
Harmonic Inc *	30,180	223,030
HC2 Holdings Inc *	12,525	40,832
HealthStream Inc *	8,148	177,952
Hemisphere Media Group Inc *	3,738	38,726
Houghton Mifflin Harcourt Co *	32,539	108,355
IDT Corp ‘B’ *	5,415	66,929
iHeartMedia Inc ‘A’ *	18,713	242,895
Infinera Corp *	52,999	555,430
Inseego Corp *	21,608	334,276
InterDigital Inc	9,358	567,843
Iridium Communications Inc *	36,772	1,446,059
KVH Industries Inc *	5,163	58,600
Lands’ End Inc *	3,388	73,079
Liberty Latin America Ltd ‘A’ * (Chile)	13,504	150,300
Liberty Latin America Ltd ‘C’ * (Chile)	48,972	543,100
Limelight Networks Inc *	37,379	149,142
Liquidity Services Inc *	9,249	147,152
LiveXLive Media Inc *	16,911	55,468
Loral Space & Communications Inc	3,925	82,386
Magnite Inc *	34,287	1,052,954
Maxar Technologies Inc	19,799	764,043
MediaAlpha Inc ‘A’ *	3,461	135,221
Meredith Corp	12,796	245,683
Mimecast Ltd *	18,416	1,046,765
MSG Networks Inc ‘A’ *	9,748	143,686
National CineMedia Inc	18,850	70,122
NeoPhotonics Corp *	16,997	154,503
NETGEAR Inc *	9,663	392,608
NIC Inc	20,976	541,810
Ooma Inc *	7,294	105,034
ORBCOMM Inc *	21,548	159,886

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Overstock.com Inc *	13,751	$659,635
PCTEL Inc *	6,234	40,957
Perficient Inc *	10,613	505,709
Plantronics Inc	11,818	319,441
Powerfleet Inc *	9,338	69,381
Preformed Line Products Co	1,121	76,721
Q2 Holdings Inc *	15,868	2,007,778
QuinStreet Inc *	15,764	337,980
Quotient Technology Inc *	28,472	268,206
Rackspace Technology Inc *	11,227	213,987
Resonant Inc *	17,706	46,921
Ribbon Communications Inc *	23,998	157,427
Saga Communications Inc ‘A’	1,362	32,715
Scholastic Corp	9,084	227,100
Shenandoah Telecommunications Co	14,984	648,058
Shutterstock Inc	6,904	495,017
Sinclair Broadcast Group Inc ‘A’	13,054	415,770
Spok Holdings Inc	6,400	71,232
Stamps.com Inc *	5,312	1,042,161
Stitch Fix Inc ‘A’ *	18,961	1,113,390
TechTarget Inc *	7,674	453,610
TEGNA Inc	67,842	946,396
The EW Scripps Co ‘A’	18,809	287,590
The RealReal Inc *	19,124	373,683
Tribune Publishing Co	6,006	82,282
TrueCar Inc *	33,692	141,506
Tucows Inc ‘A’ *	3,061	226,177
Upwork Inc *	29,273	1,010,504
Value Line Inc	498	16,419
Viavi Solutions Inc *	70,099	1,049,733
VirnetX Holding Corp	21,785	109,796
Vonage Holdings Corp *	73,239	942,952
WideOpenWest Inc *	16,456	175,586
Yelp Inc *	22,912	748,535
Zix Corp *	15,982	137,925

		34,095,625

Consumer, Cyclical - 14.1%

A-Mark Precious Metals Inc	1,578	40,476
Abercrombie & Fitch Co ‘A’	19,858	404,309
Academy Sports & Outdoors Inc *	5,672	117,581
Accel Entertainment Inc *	13,507	136,421
Acushnet Holdings Corp	10,957	444,197
Adient PLC *	27,527	957,114
Albany International Corp ‘A’	9,426	692,057
Allegiant Travel Co	4,215	797,647
AMC Entertainment Holdings Inc ‘A’	16,005	33,931
America’s Car-Mart Inc *	2,008	220,559
American Axle & Manufacturing Holdings Inc *	37,035	308,872
American Eagle Outfitters Inc	47,136	946,020
Asbury Automotive Group Inc *	6,250	910,875
Aspen Aerogels Inc *	5,470	91,294
At Home Group Inc *	17,525	270,936
Avient Corp	28,532	1,149,269
Bally’s Corp	5,739	288,270
Beacon Roofing Supply Inc *	17,603	707,465
Beazer Homes USA Inc *	8,883	134,577
Bed Bath & Beyond Inc	40,850	725,496
Big Lots Inc	12,743	547,057
Biglari Holdings Inc ‘A’ *	26	15,210
Biglari Holdings Inc ‘B’ *	331	36,807
BJ’s Restaurants Inc	6,814	262,271
BJ’s Wholesale Club Holdings Inc *	43,187	1,610,011
Bloomin’ Brands Inc	28,409	551,703
Blue Bird Corp *	5,541	101,179
Bluegreen Vacations Corp	2,201	17,476
Bluegreen Vacations Holding Corp	4,295	58,111
BMC Stock Holdings Inc *	21,675	1,163,514
Boot Barn Holdings Inc *	8,613	373,460
Boyd Gaming Corp	25,563	1,097,164

	Shares	Value
Brinker International Inc	14,453	$817,606
Caesars Entertainment Inc *	56,951	4,229,751
Caleres Inc	11,962	187,205
Callaway Golf Co	29,159	700,108
Camping World Holdings Inc ‘A’	9,975	259,849
Carrols Restaurant Group Inc *	10,486	65,852
Casper Sleep Inc *	8,414	51,746
Cavco Industries Inc *	3,027	531,087
Century Casinos Inc *	9,365	59,842
Century Communities Inc *	9,342	408,993
Chico’s FAS Inc	29,435	46,802
Churchill Downs Inc	12,017	2,340,791
Chuy’s Holdings Inc *	6,047	160,185
Cinemark Holdings Inc	34,728	604,614
Citi Trends Inc	3,149	156,442
Clarus Corp	7,501	115,515
CompX International Inc	719	10,231
Conn’s Inc *	6,271	73,308
Cooper Tire & Rubber Co	16,340	661,770
Cooper-Standard Holdings Inc *	4,891	169,571
Core-Mark Holding Co Inc	14,553	427,422
Cracker Barrel Old Country Store Inc	7,654	1,009,716
Crocs Inc *	20,984	1,314,857
Daktronics Inc	10,275	48,087
Dana Inc	44,926	876,956
Dave & Buster’s Entertainment Inc	14,050	421,781
Deckers Outdoor Corp *	8,855	2,539,437
Del Taco Restaurants Inc *	9,590	86,885
Denny’s Corp *	17,985	264,020
Designer Brands Inc ‘A’	20,413	156,159
Dillard’s Inc ‘A’	2,387	150,500
Dine Brands Global Inc	4,883	283,214
Dorman Products Inc *	8,577	744,655
Douglas Dynamics Inc	7,167	306,533
Duluth Holdings Inc ‘B’ *	3,374	35,629
El Pollo Loco Holdings Inc *	6,350	114,935
Envela Corp *	2,710	14,092
Eros STX Global Corp * (United Arab Emirates)	49,567	90,212
Escalade Inc	2,878	60,927
Ethan Allen Interiors Inc	7,592	153,434
Everi Holdings Inc *	26,401	364,598
EVI Industries Inc *	1,572	47,034
Express Inc *	22,751	20,703
Fiesta Restaurant Group Inc *	6,225	70,965
FirstCash Inc	13,113	918,435
Forestar Group Inc *	5,695	114,925
Fossil Group Inc *	15,782	136,830
Foundation Building Materials Inc *	6,284	120,716
Fox Factory Holding Corp *	12,995	1,373,701
Freshpet Inc *	12,212	1,733,982
Funko Inc ‘A’ *	8,037	83,424
G-III Apparel Group Ltd *	14,128	335,399
Gaia Inc *	3,865	38,186
GameStop Corp ‘A’ *	18,854	355,209
GAN Ltd * (United Kingdom)	7,766	157,494
Genesco Inc *	4,498	135,345
Gentherm Inc *	10,557	688,528
GMS Inc *	13,338	406,542
Golden Entertainment Inc *	5,870	116,754
Green Brick Partners Inc *	6,712	154,108
Group 1 Automotive Inc	5,424	711,303
GrowGeneration Corp *	12,052	484,731
Guess? Inc	13,296	300,756
H&E Equipment Services Inc	10,200	304,062
Hamilton Beach Brands Holding Co ‘A’	2,122	37,156
Haverty Furniture Cos Inc	5,683	157,249
Hawaiian Holdings Inc	14,198	251,305
Healthcare Services Group Inc	24,070	676,367
Herman Miller Inc	18,900	638,820

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Hibbett Sports Inc *	4,761	$219,863
Hilton Grand Vacations Inc *	27,450	860,557
HNI Corp	13,552	467,002
Hooker Furniture Corp	3,586	115,649
IMAX Corp *	16,293	293,600
Installed Building Products Inc *	7,128	726,557
Interface Inc	18,277	191,909
International Game Technology PLC	30,257	512,554
iRobot Corp *	8,800	706,552
Jack in the Box Inc	7,232	671,130
Johnson Outdoors Inc ‘A’	1,666	187,642
KAR Auction Services Inc	40,262	749,276
KB Home	27,994	938,359
Kimball International Inc ‘B’	10,953	130,888
Knoll Inc	16,470	241,780
Kontoor Brands Inc *	15,833	642,186
Kura Sushi USA Inc ‘A’ *	1,094	21,333
La-Z-Boy Inc	14,363	572,222
Lakeland Industries Inc *	2,628	71,613
LCI Industries	7,944	1,030,178
LGI Homes Inc *	7,158	757,674
Liberty Media Corp-Liberty Braves ‘A’ *	2,808	69,835
Liberty Media Corp-Liberty Braves ‘C’ *	11,620	289,106
Liberty TripAdvisor Holdings Inc ‘A’ *	24,237	105,189
Lifetime Brands Inc	4,323	65,710
Lindblad Expeditions Holdings Inc *	9,144	156,545
Lithia Motors Inc ‘A’	8,206	2,401,650
Lumber Liquidators Holdings Inc *	8,930	274,508
M/I Homes Inc *	8,454	374,428
Macy’s Inc	97,670	1,098,787
Malibu Boats Inc ‘A’ *	6,354	396,744
Marine Products Corp	2,063	29,996
MarineMax Inc *	6,761	236,838
Marriott Vacations Worldwide Corp	12,743	1,748,594
MasterCraft Boat Holdings Inc *	5,310	131,900
MDC Holdings Inc	16,009	778,037
Meritage Homes Corp *	11,986	992,681
Meritor Inc *	21,475	599,367
Mesa Air Group Inc *	10,330	69,108
Methode Electronics Inc	11,683	447,225
Miller Industries Inc	3,386	128,736
Modine Manufacturing Co *	14,759	185,373
Monarch Casino & Resort Inc *	4,035	247,023
Motorcar Parts of America Inc *	5,963	116,994
Movado Group Inc	4,459	74,109
National Vision Holdings Inc *	25,355	1,148,328
Nautilus Inc *	8,714	158,072
Navistar International Corp *	16,091	707,360
Noodles & Co *	11,050	87,295
OneSpaWorld Holdings Ltd (Bahamas)	13,702	138,938
OneWater Marine Inc ‘A’ *	1,754	51,024
OptimizeRx Corp *	5,051	157,389
Oxford Industries Inc	5,178	339,211
Papa John’s International Inc	10,161	862,161
PC Connection Inc	3,267	154,496
Penn National Gaming Inc *	49,028	4,234,548
PetMed Express Inc	6,262	200,760
PriceSmart Inc	7,331	667,781
Purple Innovation Inc *	5,342	175,965
RCI Hospitality Holdings Inc	2,749	108,421
Red Robin Gourmet Burgers Inc *	4,542	87,343
Red Rock Resorts Inc ‘A’	21,218	531,299
Regis Corp *	8,362	76,847
Resideo Technologies Inc *	43,666	928,339
REV Group Inc	9,171	80,797
RH *	4,975	2,226,412
Rite Aid Corp *	17,827	282,201
Rocky Brands Inc	1,966	55,186
Rush Enterprises Inc ‘A’	12,531	519,034
Rush Enterprises Inc ‘B’	1,946	73,734

	Shares	Value
Ruth’s Hospitality Group Inc	10,844	$192,264
Sally Beauty Holdings Inc *	36,804	479,924
ScanSource Inc *	8,125	214,338
Scientific Games Corp ‘A’ *	18,319	760,055
SeaWorld Entertainment Inc *	15,145	478,431
Shake Shack Inc ‘A’ *	11,310	958,862
Shoe Carnival Inc	2,803	109,822
Signet Jewelers Ltd (NYSE)	16,538	450,991
SiteOne Landscape Supply Inc *	13,866	2,199,564
Skyline Champion Corp *	16,611	513,944
SkyWest Inc	15,851	638,954
Sleep Number Corp *	8,429	689,998
Sonic Automotive Inc ‘A’	7,492	288,966
Sonos Inc *	25,621	599,275
Spirit Airlines Inc *	31,645	773,720
Sportsman’s Warehouse Holdings Inc *	14,105	247,543
Standard Motor Products Inc	6,961	281,642
Steelcase Inc ‘A’	27,810	376,825
Steven Madden Ltd	25,746	909,349
Superior Group of Cos Inc	3,312	76,971
Systemax Inc	3,607	129,455
Target Hospitality Corp *	10,677	16,870
Taylor Morrison Home Corp *	40,690	1,043,698
Telenav Inc *	11,051	51,940
Tenneco Inc ‘A’ *	16,689	176,903
Texas Roadhouse Inc	20,620	1,611,659
The Buckle Inc	8,634	252,113
The Cato Corp ‘A’	6,324	60,647
The Cheesecake Factory Inc	12,874	477,110
The Children’s Place Inc	4,554	228,155
The Container Store Group Inc *	5,394	51,459
The Goodyear Tire & Rubber Co	71,469	779,727
The Lovesac Co *	3,233	139,310
The Marcus Corp	6,988	94,198
The Michaels Cos Inc *	21,890	284,789
The ODP Corp	16,461	482,307
The Shyft Group Inc	10,989	311,868
Tilly’s Inc ‘A’	6,305	51,449
Titan Machinery Inc *	5,393	105,433
TRI Pointe Group Inc *	38,141	657,932
Tupperware Brands Corp *	15,811	512,118
Unifi Inc *	4,126	73,195
UniFirst Corp	4,862	1,029,237
Universal Electronics Inc *	4,240	222,430
Urban Outfitters Inc *	21,195	542,592
Vera Bradley Inc *	6,262	49,846
Veritiv Corp *	4,500	93,555
Vista Outdoor Inc *	17,896	425,209
Visteon Corp *	8,935	1,121,521
VOXX International Corp *	7,030	89,703
VSE Corp	2,703	104,038
Wabash National Corp	16,527	284,760
Waitr Holdings Inc *	26,769	74,418
WESCO International Inc *	15,727	1,234,569
Weyco Group Inc	1,967	31,157
Wingstop Inc	9,465	1,254,586
Winmark Corp	942	175,024
Winnebago Industries Inc	9,756	584,775
Wolverine World Wide Inc	25,749	804,656
Workhorse Group Inc *	30,235	598,048
World Fuel Services Corp	19,895	619,928
XPEL Inc *	5,038	259,759
YETI Holdings Inc *	25,269	1,730,168
Zumiez Inc *	6,890	253,414

		112,493,789

Consumer, Non-Cyclical - 26.0%

89bio Inc *	2,155	52,517
Abeona Therapeutics Inc *	20,008	31,413
ABM Industries Inc	20,698	783,212

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Acacia Research Corp *	14,527	$57,236
Accelerate Diagnostics Inc *	9,158	69,418
ACCO Brands Corp	28,952	244,644
Accolade Inc *	3,928	170,868
Accuray Inc *	25,245	105,272
AcelRx Pharmaceuticals Inc *	25,358	31,444
Acutus Medical Inc *	3,300	95,073
AdaptHealth Corp *	8,375	314,565
Addus HomeCare Corp *	4,647	544,117
ADMA Biologics Inc *	21,520	41,964
Adtalem Global Education Inc *	16,021	543,913
Adverum Biotechnologies Inc *	26,915	291,759
Aeglea BioTherapeutics Inc *	14,929	117,491
Aerie Pharmaceuticals Inc *	11,700	158,067
Affimed NV * (Germany)	26,551	154,527
Agenus Inc *	49,435	157,203
Agile Therapeutics Inc *	23,815	68,349
Akebia Therapeutics Inc *	44,682	125,110
Akero Therapeutics Inc *	4,541	117,158
Akouos Inc *	4,855	96,275
Alarm.com Holdings Inc *	14,949	1,546,474
Albireo Pharma Inc *	5,459	204,767
Alector Inc *	14,461	218,795
Alico Inc	1,713	53,137
Aligos Therapeutics Inc *	3,254	89,973
Allakos Inc *	8,206	1,148,840
Allogene Therapeutics Inc *	16,467	415,627
Allovir Inc *	5,994	230,409
Alpha Pro Tech Ltd *	4,331	48,291
Alphatec Holdings Inc *	17,748	257,701
Alta Equipment Group Inc *	6,128	60,545
ALX Oncology Holdings Inc *	3,227	278,167
American Public Education Inc *	4,956	151,059
American Renal Associates Holdings Inc *	4,576	52,395
Amicus Therapeutics Inc *	81,015	1,870,636
AMN Healthcare Services Inc *	15,040	1,026,480
Amneal Pharmaceuticals Inc *	30,614	139,906
Amphastar Pharmaceuticals Inc *	11,636	234,000
AnaptysBio Inc *	6,855	147,382
Anavex Life Sciences Corp *	17,522	94,619
AngioDynamics Inc *	11,259	172,600
ANI Pharmaceuticals Inc *	3,233	93,886
Anika Therapeutics Inc *	4,800	217,248
Annexon Inc *	4,934	123,498
Antares Pharma Inc *	52,781	210,596
Apellis Pharmaceuticals Inc *	19,397	1,109,508
Applied Genetic Technologies Corp *	8,549	34,965
Applied Molecular Transport Inc *	4,165	128,157
Applied Therapeutics Inc *	4,694	103,315
Aprea Therapeutics Inc * (Sweden)	2,388	11,749
Aptinyx Inc *	8,510	29,445
Apyx Medical Corp *	12,453	89,662
Aquestive Therapeutics Inc *	6,868	36,744
Aravive Inc *	4,305	24,280
Arcturus Therapeutics Holdings Inc *	7,094	307,738
Arcus Biosciences Inc *	13,049	338,752
Arcutis Biotherapeutics Inc *	6,076	170,918
Ardelyx Inc *	22,061	142,735
Arena Pharmaceuticals Inc *	18,310	1,406,757
Arlo Technologies Inc *	25,627	199,634
Arrowhead Pharmaceuticals Inc *	31,707	2,432,878
Arvinas Inc *	9,784	830,955
ASGN Inc *	16,050	1,340,656
Aspen Group Inc *	6,315	70,286
Aspira Women’s Health Inc *	25,815	173,219
Assembly Biosciences Inc *	9,698	58,673
Atara Biotherapeutics Inc *	23,134	454,120
Atea Pharmaceuticals Inc *	4,674	195,280
Athenex Inc *	20,941	231,607
Athersys Inc *	60,656	106,148

	Shares	Value
Athira Pharma Inc *	4,141	$141,829
Atreca Inc ‘A’ *	9,354	151,067
AtriCure Inc *	13,562	754,997
Atrion Corp	470	301,853
Avalon GloboCare Corp *	6,489	7,268
Avanos Medical Inc *	15,348	704,166
Avenue Therapeutics Inc *	2,207	13,132
AVEO Pharmaceuticals Inc *	7,967	45,970
Avid Bioservices Inc *	18,183	209,832
Avidity Biosciences Inc *	5,626	143,576
Avis Budget Group Inc *	16,971	633,018
Avrobio Inc *	9,464	131,928
Axcella Health Inc *	2,556	13,266
Axogen Inc *	11,451	204,973
Axonics Modulation Technologies Inc *	9,892	493,809
Axsome Therapeutics Inc *	8,625	702,679
Aytu BioScience Inc *	849	5,077
B&G Foods Inc	19,978	553,990
Barrett Business Services Inc	2,502	170,661
Beam Therapeutics Inc *	12,465	1,017,643
Bellerophon Therapeutics Inc *	1,303	8,691
BellRing Brands Inc ‘A’ *	13,063	317,562
Beyond Air Inc *	4,423	23,309
Beyondspring Inc *	4,800	58,560
BG Staffing Inc	3,252	43,869
BioCryst Pharmaceuticals Inc *	55,610	414,294
BioDelivery Sciences International Inc *	29,484	123,833
Biohaven Pharmaceutical Holding Co Ltd *	15,154	1,298,849
BioLife Solutions Inc *	4,568	182,218
BioSig Technologies Inc *	7,313	28,521
BioTelemetry Inc *	10,785	777,383
Bioxcel Therapeutics Inc *	3,748	173,158
Black Diamond Therapeutics Inc *	6,087	195,088
Blueprint Medicines Corp *	17,448	1,956,793
BrainStorm Cell Therapeutics Inc *	9,437	42,702
Bridgebio Pharma Inc *	22,939	1,631,192
Bridgford Foods Corp *	535	9,748
BrightView Holdings Inc *	12,711	192,190
Brookdale Senior Living Inc *	58,696	260,023
C4 Therapeutics Inc *	3,440	113,967
Cabaletta Bio Inc *	4,568	57,009
Cadiz Inc *	6,664	70,972
CAI International Inc	5,478	171,133
Cal-Maine Foods Inc *	11,935	448,040
Calavo Growers Inc	5,307	368,465
Calithera Biosciences Inc *	23,277	114,290
Calyxt Inc *	1,335	5,634
Cantel Medical Corp	11,795	930,154
Cara Therapeutics Inc *	13,640	206,373
Cardiovascular Systems Inc *	12,550	549,188
Cardtronics PLC ‘A’ *	11,718	413,645
CareDx Inc *	15,432	1,118,048
Carriage Services Inc	5,125	160,515
CASI Pharmaceuticals Inc *	20,556	60,640
Cass Information Systems Inc	4,473	174,044
Cassava Sciences Inc *	8,206	55,965
Castle Biosciences Inc *	3,598	241,606
Catabasis Pharmaceuticals Inc *	6,550	14,017
Catalyst Biosciences Inc *	6,094	38,453
Catalyst Pharmaceuticals Inc *	33,841	113,029
CBIZ Inc *	16,089	428,128
CEL-SCI Corp *	11,532	134,463
Cellular Biomedicine Group Inc *	3,552	65,286
Celsius Holdings Inc *	11,245	565,736
Centogene NV * (Germany)	3,275	35,305
Central Garden & Pet Co *	3,093	119,421
Central Garden & Pet Co ‘A’ *	12,661	459,974
Cerecor Inc *	10,870	28,697
Cerus Corp *	49,941	345,592
Champions Oncology Inc *	2,379	25,669

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Checkmate Pharmaceuticals Inc *	1,697	$24,759
Checkpoint Therapeutics Inc *	14,563	38,592
Chembio Diagnostics Inc *	6,314	29,992
ChemoCentryx Inc *	15,982	989,605
Chiasma Inc *	16,748	72,854
Chimerix Inc *	18,543	89,563
Chinook Therapeutics Inc *	3,861	61,235
ChromaDex Corp *	13,513	64,862
Cidara Therapeutics Inc *	11,649	23,298
Cimpress PLC * (Ireland)	5,423	475,814
Clovis Oncology Inc *	28,449	136,555
Co-Diagnostics Inc *	9,135	84,956
Coca-Cola Consolidated Inc	1,502	399,938
Cohbar Inc *	7,825	10,486
Coherus Biosciences Inc *	19,405	337,259
Collectors Universe Inc	2,780	209,612
Collegium Pharmaceutical Inc *	11,141	223,154
Community Health Systems Inc *	26,566	197,385
Concert Pharmaceuticals Inc *	8,721	110,233
CONMED Corp	8,730	977,760
Constellation Pharmaceuticals Inc *	9,388	270,374
ContraFect Corp *	8,600	43,430
Corbus Pharmaceuticals Holdings Inc *	23,279	29,099
Corcept Therapeutics Inc *	31,371	820,665
CorMedix Inc *	9,645	71,662
Cortexyme Inc *	5,176	143,789
CorVel Corp *	2,890	306,340
Covetrus Inc *	37,458	1,076,543
CRA International Inc	2,564	130,585
Crinetics Pharmaceuticals Inc *	8,197	115,660
Cross Country Healthcare Inc *	12,171	107,957
CryoLife Inc *	12,754	301,122
Cue Biopharma Inc *	9,760	122,098
Cutera Inc *	6,026	145,287
Cyclerion Therapeutics Inc *	7,689	23,528
Cymabay Therapeutics Inc *	22,507	129,190
Cytokinetics Inc *	21,613	449,118
CytomX Therapeutics Inc *	13,484	88,320
CytoSorbents Corp *	12,390	98,748
Darling Ingredients Inc *	50,805	2,930,432
Deciphera Pharmaceuticals Inc *	11,955	682,272
Deluxe Corp	13,321	388,973
Denali Therapeutics Inc *	19,848	1,662,468
DermTech Inc *	2,832	91,870
Dicerna Pharmaceuticals Inc *	20,249	446,085
Durect Corp *	69,119	143,076
Dyadic International Inc *	6,906	37,154
Dynavax Technologies Corp *	35,665	158,709
Dyne Therapeutics Inc *	4,587	96,327
Eagle Pharmaceuticals Inc *	3,346	155,823
Eargo Inc *	2,577	115,501
Edgewell Personal Care Co	17,558	607,156
Editas Medicine Inc *	19,805	1,388,529
Eidos Therapeutics Inc *	3,596	473,162
Eiger BioPharmaceuticals Inc *	8,601	105,706
Electromed Inc *	2,407	23,613
elf Beauty Inc *	13,583	342,156
Eloxx Pharmaceuticals Inc *	10,409	41,428
Emerald Holding Inc	5,195	28,157
Emergent BioSolutions Inc *	14,096	1,263,002
Enanta Pharmaceuticals Inc *	6,334	266,661
Endo International PLC *	74,021	531,471
Ennis Inc	8,063	143,925
Enochian Biosciences Inc *	4,514	13,316
Enzo Biochem Inc *	15,162	38,208
Epizyme Inc *	27,812	302,038
Esperion Therapeutics Inc *	8,105	210,730
Eton Pharmaceuticals Inc *	5,308	43,154
Evelo Biosciences Inc *	4,460	53,921
EVERTEC Inc	18,659	733,672

	Shares	Value
Evo Payments Inc ‘A’ *	13,724	$370,685
Evofem Biosciences Inc *	25,148	60,607
Evolus Inc *	8,137	27,340
Exagen Inc *	2,015	26,598
Exicure Inc *	20,718	36,671
Farmer Brothers Co *	5,779	26,988
Fate Therapeutics Inc *	22,614	2,056,291
Fennec Pharmaceuticals Inc * (Canada)	7,648	56,978
FibroGen Inc *	26,353	977,433
Five Prime Therapeutics Inc *	9,480	161,255
Five Star Senior Living Inc *	6,487	44,760
Flexion Therapeutics Inc *	14,679	169,396
Foghorn Therapeutics Inc *	2,318	46,986
FONAR Corp *	2,040	35,414
Forma Therapeutics Holdings Inc *	5,426	189,367
Forrester Research Inc *	3,027	126,831
Fortress Biotech Inc *	19,904	63,096
Franchise Group Inc	6,825	207,821
Franklin Covey Co *	4,465	99,436
Frequency Therapeutics Inc *	7,392	260,642
Fresh Del Monte Produce Inc	9,624	231,650
Fulcrum Therapeutics Inc *	4,419	51,746
Fulgent Genetics Inc *	4,369	227,625
G1 Therapeutics Inc *	10,375	186,646
Galectin Therapeutics Inc *	12,373	27,716
Galera Therapeutics Inc *	2,883	29,493
Genasys Inc *	11,233	73,239
Generation Bio Co *	4,107	116,433
GenMark Diagnostics Inc *	22,974	335,420
Genprex Inc *	10,101	41,919
Geron Corp *	95,828	152,367
Glaukos Corp *	13,763	1,035,803
GlycoMimetics Inc *	11,126	41,834
Gossamer Bio Inc *	19,136	185,045
GP Strategies Corp *	3,156	37,430
Graybug Vision Inc *	2,105	61,087
Green Dot Corp ‘A’ *	16,642	928,624
Greenlane Holdings Inc ‘A’ *	4,786	18,953
GreenSky Inc ‘A’ *	14,918	69,070
Gritstone Oncology Inc *	10,596	41,748
Halozyme Therapeutics Inc *	41,908	1,789,891
Hanger Inc *	11,917	262,055
Harmony Biosciences Holdings Inc *	2,002	72,372
Harpoon Therapeutics Inc *	3,598	59,763
Harrow Health Inc *	7,872	54,002
Harvard Bioscience Inc *	13,043	55,954
HealthEquity Inc *	23,800	1,659,098
Heidrick & Struggles International Inc	5,551	163,088
Helen of Troy Ltd *	7,996	1,776,631
Herc Holdings Inc *	7,842	520,787
Heron Therapeutics Inc *	26,918	569,719
Heska Corp *	2,266	330,043
HF Foods Group Inc *	10,129	76,170
HMS Holdings Corp *	27,299	1,003,238
Homology Medicines Inc *	10,280	116,061
Hookipa Pharma Inc *	4,329	48,009
Hostess Brands Inc *	38,226	559,629
Huron Consulting Group Inc *	7,436	438,352
iBio Inc *	58,059	60,962
ICF International Inc	5,836	433,790
Ideaya Biosciences Inc *	4,486	62,804
IGM Biosciences Inc *	2,248	198,476
IMARA Inc *	1,751	38,610
Immunic Inc *	1,344	20,550
ImmunoGen Inc *	59,543	384,052
Immunovant Inc *	12,085	558,206
Inari Medical Inc *	2,600	226,954
Information Services Group Inc *	12,017	39,416
InfuSystem Holdings Inc *	4,899	92,003
Ingles Markets Inc ‘A’	4,234	180,622

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Inhibrx Inc *	2,620	$86,381
Innoviva Inc *	20,503	254,032
Inogen Inc *	5,809	259,546
Inovio Pharmaceuticals Inc *	51,445	455,288
Inozyme Pharma Inc *	2,684	55,398
Insmed Inc *	31,883	1,061,385
Insperity Inc	11,164	908,973
Inspire Medical Systems Inc *	8,252	1,552,119
Integer Holdings Corp *	10,188	827,164
Intellia Therapeutics Inc *	15,733	855,875
Inter Parfums Inc	5,594	338,381
Intercept Pharmaceuticals Inc *	8,783	216,940
Intersect ENT Inc *	10,690	244,801
Intra-Cellular Therapies Inc *	21,324	678,103
Invacare Corp	10,122	90,592
Invitae Corp *	36,412	1,522,386
iRadimed Corp *	2,073	47,264
iRhythm Technologies Inc *	9,128	2,165,253
Ironwood Pharmaceuticals Inc *	51,287	584,159
iTeos Therapeutics Inc *	3,593	121,515
IVERIC bio Inc *	26,693	184,449
J&J Snack Foods Corp	4,809	747,174
John B Sanfilippo & Son Inc	2,960	233,426
Jounce Therapeutics Inc *	6,464	45,248
Kadmon Holdings Inc *	56,613	234,944
Kala Pharmaceuticals Inc *	13,777	93,408
Kaleido Biosciences Inc *	3,724	33,888
KalVista Pharmaceuticals Inc *	4,958	94,152
Karuna Therapeutics Inc *	4,974	505,309
Karyopharm Therapeutics Inc *	21,360	330,653
Kelly Services Inc ‘A’	11,005	226,373
Keros Therapeutics Inc *	4,203	296,480
Kezar Life Sciences Inc *	9,434	49,245
Kforce Inc	6,303	265,293
Kindred Biosciences Inc *	9,878	42,574
Kiniksa Pharmaceuticals Ltd ‘A’ *	8,933	157,846
Kodiak Sciences Inc *	10,150	1,491,136
Korn Ferry	16,423	714,400
Kronos Bio Inc *	4,710	140,688
Krystal Biotech Inc *	4,090	245,400
Kura Oncology Inc *	19,190	626,745
Kymera Therapeutics Inc *	3,249	201,438
La Jolla Pharmaceutical Co *	7,104	27,564
Laird Superfood Inc *	1,003	47,462
Lancaster Colony Corp	5,854	1,075,555
Landec Corp *	9,081	98,529
Lannett Co Inc *	8,383	54,657
Lantheus Holdings Inc *	21,976	296,456
Laureate Education Inc ‘A’ *	32,942	479,636
LeMaitre Vascular Inc	5,218	211,329
Lexicon Pharmaceuticals Inc *	14,171	48,465
LHC Group Inc *	9,593	2,046,379
Lifevantage Corp *	4,452	41,493
Ligand Pharmaceuticals Inc *	4,737	471,095
Limoneira Co	5,509	91,725
Liquidia Corp *	7,337	21,644
LivaNova PLC *	15,713	1,040,358
LiveRamp Holdings Inc *	20,224	1,480,195
LogicBio Therapeutics Inc *	4,463	34,053
Luminex Corp	13,328	308,143
Lyra Therapeutics Inc *	1,509	17,203
MacroGenics Inc *	17,056	389,900
Madrigal Pharmaceuticals Inc *	2,629	292,266
Magellan Health Inc *	7,290	603,904
Magenta Therapeutics Inc *	6,353	49,808
MannKind Corp *	75,929	237,658
Marinus Pharmaceuticals Inc *	8,952	109,214
Marker Therapeutics Inc *	8,810	12,775
MediciNova Inc *	11,943	62,820
Medifast Inc	3,500	687,190

	Shares	Value
MEDNAX Inc *	22,547	$553,303
Medpace Holdings Inc *	8,859	1,233,173
MEI Pharma Inc *	36,728	96,962
MeiraGTx Holdings PLC *	7,208	109,129
Meridian Bioscience Inc *	13,784	257,623
Merit Medical Systems Inc *	16,954	941,117
Mersana Therapeutics Inc *	16,896	449,603
MGP Ingredients Inc	4,156	195,581
Milestone Scientific Inc *	12,815	27,168
Minerva Neurosciences Inc *	11,344	26,545
Mirati Therapeutics Inc *	13,509	2,967,117
Mirum Pharmaceuticals Inc *	1,842	32,161
Misonix Inc *	3,462	43,275
Molecular Templates Inc *	8,557	80,350
MoneyGram International Inc *	17,455	95,392
Monro Inc	10,513	560,343
Morphic Holding Inc *	4,111	137,924
Mustang Bio Inc *	8,994	34,042
Myriad Genetics Inc *	21,732	429,750
NanoString Technologies Inc *	13,726	917,995
NantKwest Inc *	10,182	135,726
Natera Inc *	23,858	2,374,348
Nathan’s Famous Inc	1,050	57,981
National Beverage Corp	3,921	332,893
National HealthCare Corp	3,596	238,810
National Research Corp	3,989	170,530
Natural Grocers by Vitamin Cottage Inc	2,889	39,695
Nature’s Sunshine Products Inc *	3,630	54,269
Natus Medical Inc *	11,008	220,600
Nemaura Medical Inc *	2,586	9,749
Neogen Corp *	16,482	1,307,023
NeoGenomics Inc *	33,036	1,778,658
Neoleukin Therapeutics Inc *	10,510	148,191
Nesco Holdings Inc *	4,575	33,718
Neubase Therapeutics Inc *	6,113	42,730
NeuroBo Pharmaceuticals Inc *	1,463	7,681
Nevro Corp *	10,709	1,853,728
NewAge Inc *	31,349	82,448
NextCure Inc *	5,783	63,035
NGM Biopharmaceuticals Inc *	7,198	218,063
Nkarta Inc *	5,015	308,272
Novavax Inc *	19,464	2,170,431
Nurix Therapeutics Inc *	3,718	122,248
NuVasive Inc *	15,813	890,746
Nymox Pharmaceutical Corp *	13,544	33,589
Ocular Therapeutix Inc *	22,107	457,615
Odonate Therapeutics Inc *	4,654	89,357
Omeros Corp *	18,601	265,715
Omnicell Inc *	13,375	1,605,267
Oncocyte Corp *	15,364	36,720
Oncorus Inc *	2,135	69,025
Ontrak Inc *	2,270	140,263
OPKO Health Inc *	124,390	491,340
Optinose Inc *	10,551	43,681
Option Care Health Inc *	14,675	229,517
OraSure Technologies Inc *	22,501	238,173
Organogenesis Holdings Inc *	7,186	54,111
Orgenesis Inc *	5,974	26,883
ORIC Pharmaceuticals Inc *	7,151	242,061
Orthofix Medical Inc *	6,011	258,353
OrthoPediatrics Corp *	4,138	170,692
Osmotica Pharmaceuticals PLC *	4,815	19,838
Ovid therapeutics Inc *	15,159	35,017
Owens & Minor Inc	23,408	633,186
Oyster Point Pharma Inc *	1,844	34,704
Pacific Biosciences of California Inc *	55,463	1,438,710
Pacira BioSciences Inc *	13,244	792,521
Pandion Therapeutics Inc *	2,436	36,175
Paratek Pharmaceuticals Inc *	14,025	87,797
Passage Bio Inc *	8,021	205,097

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Patterson Cos Inc	27,173	$805,136
PAVmed Inc *	12,009	25,459
Perdoceo Education Corp *	22,102	279,148
Performance Food Group Co *	41,312	1,966,864
Personalis Inc *	7,957	291,306
PetIQ Inc *	6,255	240,505
PFSweb Inc *	4,959	33,374
PhaseBio Pharmaceuticals Inc *	6,509	21,870
Phathom Pharmaceuticals Inc *	3,174	105,440
Phibro Animal Health Corp ‘A’	7,183	139,494
Pieris Pharmaceuticals Inc *	17,714	44,285
Pliant Therapeutics Inc *	3,369	76,544
PMV Pharmaceuticals Inc *	4,403	270,829
Poseida Therapeutics Inc *	4,400	48,268
Praxis Precision Medicines Inc *	3,555	195,596
Precigen Inc *	21,260	216,852
Precision BioSciences Inc *	16,390	136,693
Prelude Therapeutics Inc *	2,960	211,788
Prestige Consumer Healthcare Inc *	14,935	520,783
Prevail Therapeutics Inc *	4,934	113,827
Primo Water Corp	50,106	785,662
Priority Technology Holdings Inc *	1,876	13,207
Progyny Inc *	8,628	365,741
Protagonist Therapeutics Inc *	10,201	205,652
Protara Therapeutics Inc *	627	15,180
Prothena Corp PLC * (Ireland)	10,990	131,990
Provention Bio Inc *	15,006	254,202
PTC Therapeutics Inc *	19,325	1,179,405
Pulmonx Corp *	3,742	258,273
Pulse Biosciences Inc *	4,847	115,649
Puma Biotechnology Inc *	10,420	106,909
Quad/Graphics Inc	12,564	47,994
Quanex Building Products Corp	10,741	238,128
Quanterix Corp *	6,775	315,037
Quotient Ltd *	17,902	93,269
R1 RCM Inc *	33,620	807,552
Radius Health Inc *	14,652	261,685
RadNet Inc *	13,951	273,021
RAPT Therapeutics Inc *	3,303	65,234
Recro Pharma Inc *	6,244	17,795
REGENXBIO Inc *	10,376	470,655
Relay Therapeutics Inc *	10,412	432,723
Relmada Therapeutics Inc *	4,967	159,292
Rent-A-Center Inc	15,442	591,274
Repay Holdings Corp *	18,639	507,913
Replimune Group Inc *	7,024	267,966
Repro-Med Systems Inc *	8,392	50,520
Resources Connection Inc	9,575	120,358
Retractable Technologies Inc *	4,733	50,832
Revance Therapeutics Inc *	20,077	568,982
Revlon Inc ‘A’ *	2,081	24,722
REVOLUTION Medicines Inc *	12,496	494,717
Rhythm Pharmaceuticals Inc *	11,169	332,054
Rigel Pharmaceuticals Inc *	53,601	187,603
Rocket Pharmaceuticals Inc *	10,802	592,382
Rockwell Medical Inc *	23,962	24,202
Rubius Therapeutics Inc *	13,088	99,338
Sanderson Farms Inc	6,451	852,822
Sangamo Therapeutics Inc *	35,956	561,093
Satsuma Pharmaceuticals Inc *	3,255	15,006
Savara Inc *	16,912	19,449
Scholar Rock Holding Corp *	8,244	400,081
scPharmaceuticals Inc *	1,757	9,295
SeaSpine Holdings Corp *	7,961	138,919
Select Medical Holdings Corp *	35,010	968,377
Selecta Biosciences Inc *	23,765	72,008
Seneca Foods Corp ‘A’ *	2,188	87,301
Seres Therapeutics Inc *	17,254	422,723
ServiceSource International Inc *	29,962	52,733
Shattuck Labs Inc *	4,224	221,380

	Shares	Value
Shockwave Medical Inc *	9,168	$950,905
ShotSpotter Inc *	2,409	90,819
SI-BONE Inc *	8,119	242,758
Sientra Inc *	16,899	65,737
SIGA Technologies Inc *	16,628	120,886
Silk Road Medical Inc *	8,597	541,439
Soleno Therapeutics Inc *	21,127	40,775
Solid Biosciences Inc *	9,233	69,986
Soliton Inc *	1,872	14,377
Sorrento Therapeutics Inc *	80,672	550,586
SP Plus Corp *	7,047	203,165
SpartanNash Co	12,011	209,112
Spectrum Pharmaceuticals Inc *	48,124	164,103
Spero Therapeutics Inc *	5,107	99,025
SpringWorks Therapeutics Inc *	7,745	561,667
Spruce Biosciences Inc *	2,245	54,576
STAAR Surgical Co *	14,403	1,141,006
Stereotaxis Inc *	15,709	79,959
Stoke Therapeutics Inc *	3,748	232,114
Strategic Education Inc	7,732	737,092
Stride Inc *	13,081	277,710
Strongbridge Biopharma PLC *	14,046	34,132
Supernus Pharmaceuticals Inc *	15,125	380,545
Surgalign Holdings Inc *	16,334	35,771
Surgery Partners Inc *	7,932	230,107
Surmodics Inc *	4,131	179,781
Sutro Biopharma Inc *	8,641	187,596
Syndax Pharmaceuticals Inc *	8,292	184,414
Syros Pharmaceuticals Inc *	12,370	134,214
Tactile Systems Technology Inc *	5,935	266,719
Tarsus Pharmaceuticals Inc *	1,982	81,916
Taysha Gene Therapies Inc *	2,798	74,259
TCR2 Therapeutics Inc *	8,502	262,967
Team Inc *	9,925	108,183
Tejon Ranch Co *	4,715	68,132
Tela Bio Inc *	1,911	28,741
Tenet Healthcare Corp *	32,800	1,309,704
Textainer Group Holdings Ltd * (China)	15,157	290,711
TG Therapeutics Inc *	36,368	1,891,863
The Aaron’s Co Inc *	10,143	192,311
The Andersons Inc	10,068	246,767
The Brink’s Co	15,469	1,113,768
The Chefs’ Warehouse Inc *	10,079	258,930
The Ensign Group Inc	16,646	1,213,826
The Hackett Group Inc	8,829	127,049
The Joint Corp *	3,868	101,574
The Pennant Group Inc *	8,016	465,409
The Providence Service Corp *	3,851	533,864
The Simply Good Foods Co *	27,649	867,073
TherapeuticsMD Inc *	81,371	98,459
Theravance Biopharma Inc *	15,102	268,363
Tivity Health Inc *	14,162	277,434
Tootsie Roll Industries Inc	5,599	166,290
Translate Bio Inc *	21,770	401,221
TransMedics Group Inc *	8,374	166,643
Travere Therapeutics Inc *	14,997	408,743
Tricida Inc *	10,031	70,719
TriNet Group Inc *	12,800	1,031,680
Triple-S Management Corp ‘B’ *	7,128	152,183
Triton International Ltd (Bermuda)	18,964	919,944
TrueBlue Inc *	11,383	212,748
Turning Point Brands Inc	3,961	176,502
Turning Point Therapeutics Inc *	11,798	1,437,586
Twist Bioscience Corp *	10,307	1,456,276
Tyme Technologies Inc *	21,148	25,801
Ultragenyx Pharmaceutical Inc *	19,759	2,735,238
United Natural Foods Inc *	17,606	281,168
UNITY Biotechnology Inc *	11,842	62,052
Universal Corp	7,806	379,450
Universal Technical Institute Inc *	9,769	63,108

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
UroGen Pharma Ltd *	6,194	$111,616
US Physical Therapy Inc	4,008	481,962
USANA Health Sciences Inc *	3,490	269,079
Utah Medical Products Inc	1,197	100,907
Vanda Pharmaceuticals Inc *	17,288	227,164
Vapotherm Inc *	5,539	148,778
Varex Imaging Corp *	11,316	188,751
Vaxart Inc *	15,768	90,035
Vaxcyte Inc *	6,140	163,140
VBI Vaccines Inc *	57,641	158,513
Vector Group Ltd	42,503	495,160
Vectrus Inc *	3,579	177,948
Venus Concept Inc *	6,593	11,406
Veracyte Inc *	17,974	879,648
Verastem Inc *	57,315	122,081
Vericel Corp *	14,806	457,209
Verrica Pharmaceuticals Inc *	4,550	52,371
Veru Inc *	16,863	145,865
Viad Corp	6,339	229,282
Viela Bio Inc *	7,045	253,409
Viemed Healthcare Inc *	12,057	93,562
ViewRay Inc *	35,863	136,997
Viking Therapeutics Inc *	20,890	117,611
Village Super Market Inc ‘A’	2,310	50,959
Vir Biotechnology Inc *	17,585	470,926
Vital Farms Inc *	3,405	86,181
Vivint Smart Home Inc *	23,838	494,638
VolitionRX Ltd *	8,363	32,532
Voyager Therapeutics Inc *	9,307	66,545
VYNE Therapeutics Inc *	49,483	78,183
WaVe Life Sciences Ltd *	8,360	65,793
WD-40 Co	4,265	1,133,125
Weis Markets Inc	2,605	124,545
Willdan Group Inc *	2,977	124,141
WW International Inc *	15,190	370,636
X4 Pharmaceuticals Inc *	5,526	35,532
XBiotech Inc *	5,041	78,892
Xencor Inc *	17,247	752,487
Xeris Pharmaceuticals Inc *	16,234	79,871
XOMA Corp *	2,106	92,938
Y-mAbs Therapeutics Inc *	9,584	474,504
Zentalis Pharmaceuticals Inc *	9,265	481,224
ZIOPHARM Oncology Inc *	70,423	177,466
Zogenix Inc *	17,488	349,585
Zynex Inc *	5,903	79,454

		206,822,435

Diversified - 0.0%

Professional Holding Corp ‘A’ *	3,199	49,361

Energy - 3.2%

Adams Resources & Energy Inc	723	17,424
Antero Resources Corp *	78,601	428,375
Arch Resources Inc	4,949	216,618
Archrock Inc	41,826	362,213
Berry Corp	25,004	92,015
Bonanza Creek Energy Inc *	5,833	112,752
Brigham Minerals Inc ‘A’	10,781	118,483
ChampionX Corp *	59,889	916,302
Clean Energy Fuels Corp *	38,334	301,305
CNX Resources Corp *	71,560	772,848
Comstock Resources Inc *	7,185	31,398
CONSOL Energy Inc *	8,959	64,594
Contango Oil & Gas Co *	31,721	72,641
CVR Energy Inc	9,769	145,558
Delek US Holdings Inc	20,637	331,637
DMC Global Inc	4,469	193,284
Dril-Quip Inc *	11,088	328,427
Earthstone Energy Inc ‘A’ *	10,034	53,481

	Shares	Value
Evolution Petroleum Corp	11,986	$34,160
Exterran Corp *	8,728	38,578
Falcon Minerals Corp	5,573	17,555
Frank’s International NV *	42,373	116,102
FuelCell Energy Inc *	92,797	1,036,542
FutureFuel Corp	9,168	116,434
Goodrich Petroleum Corp *	2,746	27,707
Green Plains Inc *	11,123	146,490
Helix Energy Solutions Group Inc *	45,947	192,977
Kosmos Energy Ltd (Ghana)	125,519	294,970
Liberty Oilfield Services Inc ‘A’	21,396	220,593
Magnolia Oil & Gas Corp ‘A’ *	35,265	248,971
Matador Resources Co *	33,818	407,845
Matrix Service Co *	7,534	83,025
Maxeon Solar Technologies Ltd *	3,446	97,763
MRC Global Inc *	25,039	166,009
Murphy USA Inc	8,433	1,103,627
Nabors Industries Ltd	2,314	134,744
NACCO Industries Inc ‘A’	1,346	35,400
National Energy Services Reunited Corp *	7,365	73,134
Newpark Resources Inc *	29,709	57,041
NextDecade Corp *	8,751	18,290
NexTier Oilfield Solutions Inc *	47,565	163,624
NOW Inc *	35,118	252,147
Oceaneering International Inc *	31,993	254,344
Oil States International Inc *	22,082	110,852
Ovintiv Inc	81,758	1,174,045
Par Pacific Holdings Inc *	11,518	161,022
Patterson-UTI Energy Inc	57,868	304,386
PBF Energy Inc ‘A’	32,326	229,515
PDC Energy Inc *	32,113	659,280
Peabody Energy Corp *	22,586	54,432
Penn Virginia Corp *	4,571	46,396
Plug Power Inc *	118,494	4,018,132
PrimeEnergy Resources Corp *	166	7,166
ProPetro Holding Corp *	25,227	186,427
Range Resources Corp	67,632	453,134
Renewable Energy Group Inc *	11,988	848,990
REX American Resources Corp *	1,666	122,401
RPC Inc *	22,503	70,884
Select Energy Services Inc ‘A’ *	21,616	88,626
SM Energy Co	35,929	219,885
Solaris Oilfield Infrastructure Inc ‘A’	9,264	75,409
Southwestern Energy Co *	202,030	602,049
SunCoke Energy Inc	25,112	109,237
Sunnova Energy International Inc *	16,499	744,600
SunPower Corp *	24,387	625,283
Sunrun Inc *	47,545	3,298,672
Talos Energy Inc *	4,027	33,182
Tellurian Inc *	53,521	68,507
Thermon Group Holdings Inc *	9,759	152,533
TPI Composites Inc *	9,487	500,724
Transocean Ltd *	187,470	433,056
Trecora Resources *	8,443	59,017
US Silica Holdings Inc	20,194	141,762
W&T Offshore Inc *	34,730	75,364
Warrior Met Coal Inc	16,200	345,384
Whiting Petroleum Corp *	399	9,975

		25,927,754

Financial - 21.1%

1st Constitution Bancorp	3,089	49,022
1st Source Corp	4,446	179,174
Acadia Realty Trust REIT	26,576	377,113
ACNB Corp	2,925	73,125
Agree Realty Corp REIT	17,640	1,174,471
Alerus Financial Corp	5,054	138,328
Alexander & Baldwin Inc REIT *	21,048	361,605
Alexander’s Inc REIT	677	187,766
Allegiance Bancshares Inc	6,301	215,053

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Alpine Income Property Trust Inc REIT	2,432	$36,456
Altabancorp	5,121	142,978
Altisource Portfolio Solutions SA *	1,360	17,517
Amalgamated Bank ‘A’	4,599	63,190
Ambac Financial Group Inc *	14,196	218,334
Amerant Bancorp Inc *	6,929	105,321
American Assets Trust Inc REIT	15,126	436,839
American Equity Investment Life Holding Co	28,504	788,421
American Finance Trust Inc REIT	30,714	228,205
American National Bankshares Inc	3,137	82,221
American Realty Investors Inc *	944	10,290
Ameris Bancorp	20,535	781,767
AMERISAFE Inc	5,845	335,678
Ames National Corp	2,253	54,117
Anworth Mortgage Asset Corp REIT	26,117	70,777
Apollo Commercial Real Estate Finance Inc REIT	45,441	507,576
Arbor Realty Trust Inc REIT	35,196	499,079
Ares Commercial Real Estate Corp REIT	9,548	113,717
Argo Group International Holdings Ltd	9,611	420,001
Arlington Asset Investment Corp ‘A’ REIT	9,239	34,923
Armada Hoffler Properties Inc REIT	18,714	209,971
ARMOUR Residential REIT Inc	20,888	225,382
Arrow Financial Corp	4,143	123,917
Artisan Partners Asset Management Inc ‘A’	17,682	890,112
Assetmark Financial Holdings Inc *	5,772	139,682
Associated Capital Group Inc ‘A’	507	17,806
Atlantic Capital Bancshares Inc *	6,127	97,542
Atlantic Union Bankshares Corp	23,922	787,991
Atlanticus Holdings Corp *	1,514	37,290
Auburn National BanCorp Inc	811	33,811
Axos Financial Inc *	17,465	655,461
B. Riley Financial Inc	5,951	263,153
Banc of California Inc	14,445	212,486
BancFirst Corp	5,929	348,032
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	9,696	153,488
BancorpSouth Bank	31,904	875,446
Bank First Corp	1,891	122,575
Bank of Commerce Holdings	4,736	46,886
Bank of Marin Bancorp	4,237	145,499
Bank7 Corp	1,181	16,770
BankFinancial Corp	3,041	26,700
BankUnited Inc	28,780	1,000,968
Bankwell Financial Group Inc	2,214	43,284
Banner Corp	10,764	501,495
Bar Harbor Bankshares	4,731	106,873
Baycom Corp *	3,431	52,048
BCB Bancorp Inc	5,383	59,590
Berkshire Hills Bancorp Inc	14,674	251,219
BGC Partners Inc ‘A’	99,909	399,636
Blackstone Mortgage Trust Inc ‘A’ REIT	43,518	1,198,051
Blucora Inc *	15,404	245,078
Bluerock Residential Growth REIT Inc	6,930	87,803
Bogota Financial Corp *	2,241	19,967
Boston Private Financial Holdings Inc	26,537	224,238
Bridge Bancorp Inc	5,242	126,752
Bridgewater Bancshares Inc *	6,989	87,293
Brightsphere Investment Group Inc	19,586	377,618
Broadmark Realty Capital Inc REIT	41,456	422,851
Broadstone Net Lease Inc ‘A’	11,438	223,956
Brookline Bancorp Inc	25,279	304,359
BRP Group Inc ‘A’ *	12,912	386,973
BRT Apartments Corp REIT	4,091	62,183
Bryn Mawr Bank Corp	5,242	160,379
Business First Bancshares Inc	6,102	124,237
Byline Bancorp Inc	7,395	114,253
C&F Financial Corp	1,185	43,975
Cadence BanCorp	38,477	631,792
California BanCorp *	2,403	37,391

	Shares	Value
Cambridge Bancorp	1,939	$135,245
Camden National Corp	5,032	180,045
Cannae Holdings Inc *	27,126	1,200,868
Capital Bancorp Inc *	1,069	14,891
Capital City Bank Group Inc	4,322	106,235
Capitol Federal Financial Inc	41,997	524,963
Capstar Financial Holdings Inc	5,761	84,975
Capstead Mortgage Corp REIT	32,421	188,366
CareTrust REIT Inc	29,561	655,663
Carter Bankshares Inc	8,316	89,148
CatchMark Timber Trust Inc ‘A’ REIT	15,295	143,161
Cathay General Bancorp	23,930	770,307
CB Financial Services Inc	1,520	30,415
CBTX Inc	5,628	143,570
Centerspace REIT	4,268	301,492
Central Pacific Financial Corp	8,859	168,410
Central Valley Community Bancorp	3,042	45,295
Century Bancorp Inc ‘A’	1,040	80,454
Chatham Lodging Trust REIT	14,948	161,438
Chemung Financial Corp	903	30,657
Cherry Hill Mortgage Investment Corp REIT	5,328	48,698
Chimera Investment Corp REIT	61,873	634,198
ChoiceOne Financial Services Inc	2,330	71,787
CIM Commercial Trust Corp REIT	2,237	31,855
CIT Group Inc	30,728	1,103,135
Citizens & Northern Corp	3,883	77,039
Citizens Holding Co	1,503	31,488
Citizens Inc *	16,774	96,115
City Holding Co	4,705	327,233
City Office REIT Inc	13,905	135,852
Civista Bancshares Inc	5,667	99,343
Clipper Realty Inc REIT	5,626	39,663
CNB Financial Corp	4,429	94,293
CNO Financial Group Inc	44,701	993,703
Coastal Financial Corp *	3,413	71,673
Codorus Valley Bancorp Inc	3,450	58,512
Cohen & Steers Inc	7,791	578,871
Colony Bankcorp Inc	2,944	43,130
Colony Capital Inc REIT	155,040	745,742
Colony Credit Real Estate Inc REIT	25,932	194,490
Columbia Banking System Inc	23,069	828,177
Columbia Financial Inc *	15,400	239,624
Columbia Property Trust Inc REIT	37,538	538,295
Community Bank System Inc	17,030	1,061,139
Community Bankers Trust Corp	7,572	51,111
Community Healthcare Trust Inc REIT	7,071	333,115
Community Trust Bancorp Inc	5,098	188,881
ConnectOne Bancorp Inc	11,988	237,243
CoreCivic Inc REIT	38,851	254,474
CorEnergy Infrastructure Trust Inc REIT	5,365	36,750
CorePoint Lodging Inc REIT	12,680	87,238
County Bancorp Inc	1,557	34,379
Cowen Inc ‘A’	8,186	212,754
Crawford & Co ‘A’	3,594	26,560
CrossFirst Bankshares Inc *	14,828	159,401
CTO Realty Growth Inc	2,009	84,699
Curo Group Holdings Corp	3,054	43,764
Cushman & Wakefield PLC *	33,962	503,656
Customers Bancorp Inc *	9,368	170,310
CVB Financial Corp	39,642	773,019
Diamond Hill Investment Group Inc	1,055	157,480
DiamondRock Hospitality Co REIT	63,443	523,405
Dime Community Bancshares Inc	9,853	155,382
Diversified Healthcare Trust REIT	70,553	290,678
Donegal Group Inc ‘A’	1,955	27,507
Dynex Capital Inc REIT	6,583	117,177
Eagle Bancorp Inc	10,726	442,984
Eagle Bancorp Montana Inc	1,677	35,586
Easterly Government Properties Inc REIT	26,250	594,563
Eastern Bankshares Inc *	53,479	872,243

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
EastGroup Properties Inc REIT	12,279	$1,695,239
eHealth Inc *	8,298	585,922
Ellington Financial Inc REIT	13,381	198,574
Ellington Residential Mortgage REIT	3,153	41,115
Employers Holdings Inc	9,581	308,412
Encore Capital Group Inc *	9,855	383,852
Enova International Inc *	11,156	276,334
Enstar Group Ltd *	3,912	801,530
Enterprise Bancorp Inc	3,090	78,950
Enterprise Financial Services Corp	6,762	236,332
Equity Bancshares Inc ‘A’ *	4,923	106,288
Esquire Financial Holdings Inc *	2,195	42,122
ESSA Bancorp Inc	1,999	29,985
Essent Group Ltd	34,922	1,508,630
Essential Properties Realty Trust Inc REIT	33,517	710,560
Evans Bancorp Inc	1,625	44,753
eXp World Holdings Inc *	8,042	507,611
EZCORP Inc ‘A’ *	16,772	80,338
Farmers & Merchants Bancorp Inc	3,492	80,316
Farmers National Banc Corp	8,106	107,567
Farmland Partners Inc REIT	8,355	72,689
Fathom Holdings Inc *	1,503	54,168
FB Financial Corp	10,143	352,266
FBL Financial Group Inc ‘A’	3,157	165,774
Federal Agricultural Mortgage Corp ‘C’	2,883	214,063
Federated Hermes Inc	29,422	850,002
FedNat Holding Co	4,662	27,599
Fidelity D&D Bancorp Inc	1,006	64,746
Financial Institutions Inc	4,884	109,890
First BanCorp	66,326	611,526
First Bancorp NC	9,339	315,938
First Bank	5,405	50,699
First Busey Corp	15,574	335,620
First Business Financial Services Inc	2,685	49,431
First Capital Inc	847	51,294
First Choice Bancorp	3,050	56,395
First Commonwealth Financial Corp	27,588	301,813
First Community Bankshares Inc	5,669	122,337
First Community Corp	2,209	37,531
First Financial Bancorp	31,669	555,158
First Financial Bankshares Inc	40,610	1,469,067
First Financial Corp	4,268	165,812
First Foundation Inc	12,711	254,220
First Guaranty Bancshares Inc	79	1,404
First Internet Bancorp	2,565	73,718
First Interstate BancSystem Inc ‘A’	12,984	529,358
First Merchants Corp	17,242	645,023
First Mid Bancshares Inc	4,761	160,255
First Midwest Bancorp Inc	34,089	542,697
First Northwest Bancorp	3,349	52,244
First Savings Financial Group Inc	642	41,730
First United Corp	2,315	35,883
First Western Financial Inc *	1,921	37,594
Flagstar Bancorp Inc	15,070	614,253
Flushing Financial Corp	9,922	165,102
FNCB Bancorp Inc	5,365	34,336
Focus Financial Partners Inc ‘A’ *	10,111	439,829
Four Corners Property Trust Inc REIT	23,425	697,362
Franklin Financial Services Corp	1,691	45,708
Franklin Street Properties Corp REIT	32,446	141,789
Front Yard Residential Corp REIT	15,529	251,570
FRP Holdings Inc *	1,863	84,860
FS Bancorp Inc	1,372	75,186
Fulton Financial Corp	51,072	649,636
FVCBankcorp Inc *	4,533	66,635
GAMCO Investors Inc ‘A’	2,017	35,782
Genworth Financial Inc ‘A’ *	160,399	606,308
German American Bancorp Inc	7,462	246,918
Getty Realty Corp REIT	10,139	279,228
Glacier Bancorp Inc	30,324	1,395,207

	Shares	Value
Gladstone Commercial Corp REIT	11,213	$201,834
Gladstone Land Corp REIT	6,224	91,119
Global Medical REIT Inc	14,437	188,547
Global Net Lease Inc REIT	29,063	498,140
Goosehead Insurance Inc ‘A’	4,339	541,334
Granite Point Mortgage Trust Inc REIT	16,333	163,167
Great Ajax Corp REIT	7,189	75,197
Great Southern Bancorp Inc	2,943	143,913
Great Western Bancorp Inc	17,650	368,885
Greene County Bancorp Inc	1,221	31,123
Greenhill & Co Inc	3,810	46,253
Greenlight Capital Re Ltd ‘A’ *	8,495	62,098
Grid Dynamics Holdings Inc *	7,302	92,005
Guaranty Bancshares Inc	2,574	77,091
GWG Holdings Inc *	1,007	7,039
Hamilton Lane Inc ‘A’	10,344	807,349
Hancock Whitney Corp	26,472	900,577
Hanmi Financial Corp	9,728	110,316
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	23,439	1,486,736
Harborone Bancorp Inc *	16,685	181,199
Hawthorn Bancshares Inc	2,387	52,275
HBT Financial Inc	3,739	56,646
HCI Group Inc	1,842	96,337
Healthcare Realty Trust Inc REIT	42,459	1,256,786
Heartland Financial USA Inc	10,327	416,901
Heritage Commerce Corp	18,631	165,257
Heritage Financial Corp	11,716	274,037
Heritage Insurance Holdings Inc	6,984	70,748
Hersha Hospitality Trust REIT	9,820	77,480
Hilltop Holdings Inc	22,967	631,822
Hingham Institution for Savings	473	102,168
Home Bancorp Inc	2,196	61,466
Home BancShares Inc	47,718	929,547
HomeStreet Inc	6,197	209,149
HomeTrust Bancshares Inc	4,750	91,723
Hope Bancorp Inc	36,602	399,328
Horace Mann Educators Corp	13,293	558,838
Horizon Bancorp Inc	13,757	218,186
Houlihan Lokey Inc	16,567	1,113,799
Howard Bancorp Inc *	4,014	47,405
I3 Verticals Inc ‘A’ *	5,206	172,839
Independence Holding Co	1,280	52,480
Independence Realty Trust Inc REIT	30,499	409,602
Independent Bank Corp	10,461	764,071
Independent Bank Corp MI	6,447	119,076
Independent Bank Group Inc	11,871	742,175
Indus Realty Trust Inc *	832	52,000
Industrial Logistics Properties Trust REIT	20,928	487,413
Innovative Industrial Properties Inc REIT	6,853	1,254,990
International Bancshares Corp	16,952	634,683
International Money Express Inc *	7,677	119,147
Invesco Mortgage Capital Inc REIT	52,713	178,170
Investar Holding Corp	3,665	60,619
Investors Bancorp Inc	74,220	783,763
Investors Title Co	473	72,369
iStar Inc REIT	23,394	347,401
James River Group Holdings Ltd	9,317	457,931
Kearny Financial Corp	26,386	278,636
Kennedy-Wilson Holdings Inc	36,911	660,338
Kinsale Capital Group Inc	6,677	1,336,268
Kite Realty Group Trust REIT	26,815	401,152
KKR Real Estate Finance Trust Inc REIT	8,825	158,144
Ladder Capital Corp REIT	31,446	307,542
Lakeland Bancorp Inc	13,248	168,250
Lakeland Financial Corp	7,455	399,439
Landmark Bancorp Inc	1,118	25,546
LCNB Corp	3,355	49,285
Legacy Housing Corp *	3,029	45,768
LendingClub Corp *	23,782	251,138

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Level One Bancorp Inc	1,786	$36,131
Lexington Realty Trust REIT	88,171	936,376
Limestone Bancorp Inc *	1,728	21,704
Live Oak Bancshares Inc	9,067	430,320
LTC Properties Inc REIT	12,102	470,889
Luther Burbank Corp	5,758	56,428
Macatawa Bank Corp	7,514	62,892
Mack-Cali Realty Corp REIT	27,868	347,235
Mackinac Financial Corp	3,536	45,119
MainStreet Bancshares Inc *	1,606	27,157
Marcus & Millichap Inc *	7,410	275,874
Marlin Business Services Corp	2,910	35,618
Maui Land & Pineapple Co Inc *	2,368	27,303
MBIA Inc *	17,470	114,953
McGrath RentCorp	7,619	511,235
Mercantile Bank Corp	4,707	127,889
Merchants Bancorp	3,122	86,261
Meridian Bancorp Inc	15,576	232,238
Meridian Corp	1,588	33,030
Meta Financial Group Inc	10,638	388,925
Metrocity Bankshares Inc	6,057	87,342
Metropolitan Bank Holding Corp *	2,415	87,592
MFA Financial Inc REIT	146,544	570,056
Mid Penn Bancorp Inc	2,254	49,363
Middlefield Banc Corp	2,053	46,193
Midland States Bancorp Inc	6,493	116,030
MidWestOne Financial Group Inc	4,650	113,925
MMA Capital Holdings Inc *	1,532	37,687
Moelis & Co ‘A’	16,968	793,424
Monmouth Real Estate Investment Corp REIT	30,604	530,061
Mr Cooper Group Inc *	24,698	766,379
MVB Financial Corp	3,268	74,118
National Bank Holdings Corp ‘A’	9,720	318,427
National Bankshares Inc	2,257	70,667
National General Holdings Corp	21,939	749,875
National Health Investors Inc REIT	13,871	959,457
National Storage Affiliates Trust REIT	19,998	720,528
National Western Life Group Inc ‘A’	837	172,790
Navient Corp	59,300	582,326
NBT Bancorp Inc	13,617	437,106
Nelnet Inc ‘A’	5,475	390,039
NETSTREIT Corp	3,909	76,186
New Senior Investment Group Inc REIT	26,031	134,841
New York Mortgage Trust Inc REIT	122,101	450,553
Newmark Group Inc ‘A’	44,612	325,221
NexPoint Residential Trust Inc REIT	7,175	303,574
NI Holdings Inc *	3,078	50,541
Nicolet Bankshares Inc *	2,797	185,581
NMI Holdings Inc ‘A’ *	25,277	572,524
Northeast Bank *	2,224	50,084
Northfield Bancorp Inc	15,470	190,745
Northrim BanCorp Inc	1,861	63,181
Northwest Bancshares Inc	38,775	493,994
Norwood Financial Corp	2,007	52,523
Oak Valley Bancorp	2,404	39,954
OceanFirst Financial Corp	19,503	363,341
Oconee Federal Financial Corp	358	9,057
Office Properties Income Trust REIT	15,914	361,566
OFG Bancorp	16,146	299,347
Ohio Valley Banc Corp	1,413	33,347
Old National Bancorp	51,128	846,680
Old Second Bancorp Inc	7,898	79,770
One Liberty Properties Inc REIT	5,139	103,140
OP Bancorp	4,992	38,438
Oportun Financial Corp *	6,778	131,290
Oppenheimer Holdings Inc ‘A’	2,141	67,292
Orchid Island Capital Inc REIT	20,962	109,422
Origin Bancorp Inc	6,689	185,754
Orrstown Financial Services Inc	4,019	66,514
Pacific Premier Bancorp Inc	25,667	804,147

	Shares	Value
Palomar Holdings Inc *	6,441	$572,218
Park National Corp	4,646	487,876
Parke Bancorp Inc	4,028	62,837
Partners Bancorp	2,428	15,782
Paysign Inc *	11,001	51,045
PCB Bancorp	4,653	47,042
PCSB Financial Corp	4,776	76,129
PDL Community Bancorp *	2,411	25,340
Peapack Gladstone Financial Corp	6,324	143,934
Pebblebrook Hotel Trust REIT	41,700	783,960
Penns Woods Bancorp Inc	1,728	44,945
PennyMac Financial Services Inc	13,148	862,772
PennyMac Mortgage Investment Trust REIT	30,475	536,055
Peoples Bancorp Inc	6,030	163,353
Peoples Bancorp of North Carolina Inc	1,627	37,454
Peoples Financial Services Corp	2,469	90,760
Physicians Realty Trust REIT	65,309	1,162,500
Piedmont Office Realty Trust Inc ‘A’ REIT	40,683	660,285
Pioneer Bancorp Inc *	4,488	47,438
Piper Sandler Cos	5,616	566,654
PJT Partners Inc ‘A’	7,172	539,693
Plumas Bancorp	1,606	37,741
Plymouth Industrial REIT Inc REIT	7,907	118,605
PotlatchDeltic Corp REIT	20,363	1,018,557
PRA Group Inc *	13,887	550,758
Preferred Apartment Communities Inc ‘A’ REIT	14,256	105,494
Preferred Bank	4,654	234,887
Premier Financial Bancorp Inc	3,421	45,465
Premier Financial Corp	12,106	278,438
ProAssurance Corp	16,820	299,228
PROG Holding Inc	22,491	1,211,590
ProSight Global Inc *	2,964	38,028
Protective Insurance Corp ‘B’	3,412	46,779
Provident Bancorp Inc	3,088	37,056
Provident Financial Holdings Inc	2,438	38,301
Provident Financial Services Inc	21,756	390,738
Prudential Bancorp Inc	2,801	38,794
PS Business Parks Inc REIT	6,480	860,998
Pzena Investment Management Inc ‘A’	4,574	33,390
QCR Holdings Inc	4,760	188,448
QTS Realty Trust Inc ‘A’ REIT	20,072	1,242,055
Radian Group Inc	59,960	1,214,190
Rafael Holdings Inc ‘B’ *	3,399	79,265
RBB Bancorp	6,020	92,588
RE/MAX Holdings Inc ‘A’	5,807	210,968
Ready Capital Corp REIT	13,124	163,394
Realogy Holdings Corp *	36,889	483,984
Red River Bancshares Inc	1,395	69,122
Redfin Corp *	31,670	2,173,512
Redwood Trust Inc REIT	34,403	302,058
Regional Management Corp	3,141	93,790
Reliant Bancorp Inc	4,248	79,098
Renasant Corp	17,200	579,296
Republic Bancorp Inc ‘A’	2,670	96,307
Republic First Bancorp Inc *	17,936	51,118
Retail Opportunity Investments Corp REIT	34,624	463,615
Retail Properties of America Inc ‘A’ REIT	68,728	588,312
Retail Value Inc REIT	4,899	72,848
Richmond Mutual Bancorporation Inc	4,274	58,383
Riverview Bancorp Inc	8,620	45,341
RLI Corp	12,442	1,295,834
RLJ Lodging Trust REIT	52,899	748,521
RPT Realty REIT	26,513	229,337
Ryman Hospitality Properties Inc REIT	15,855	1,074,335
S&T Bancorp Inc	12,307	305,706
Sabra Health Care REIT Inc	64,131	1,113,955
Safeguard Scientifics Inc *	6,837	43,620
Safehold Inc REIT	5,308	384,777
Safety Insurance Group Inc	4,606	358,807

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Salisbury Bancorp Inc	876	$32,649
Sandy Spring Bancorp Inc	14,848	477,957
Saul Centers Inc REIT	4,200	133,056
SB Financial Group Inc	2,364	43,214
Sculptor Capital Management Inc	5,702	86,670
Seacoast Banking Corp of Florida *	16,947	499,089
Security National Financial Corp ‘A’ *	2,475	20,666
Select Bancorp Inc *	5,514	52,218
Selective Insurance Group Inc	18,634	1,248,105
Selectquote Inc *	9,817	203,703
Seritage Growth Properties REIT *	11,047	162,170
Service Properties Trust REIT	52,823	606,936
ServisFirst Bancshares Inc	15,394	620,224
Shore Bancshares Inc	4,523	66,036
Siebert Financial Corp *	3,512	14,750
Sierra Bancorp	4,016	96,063
Silvercrest Asset Management Group Inc ‘A’	3,407	47,323
Silvergate Capital Corp ‘A’ *	4,602	341,975
Simmons First National Corp ‘A’	33,744	728,533
SITE Centers Corp REIT	46,029	465,813
SmartFinancial Inc	4,953	89,847
South Plains Financial Inc	3,918	74,246
South State Corp	22,074	1,595,950
Southern First Bancshares Inc *	2,115	74,765
Southern Missouri Bancorp Inc	2,065	62,859
Southern National Bancorp of Virginia Inc	7,302	88,427
Southside Bancshares Inc	10,376	321,967
Spirit of Texas Bancshares Inc	3,800	63,840
STAG Industrial Inc REIT	47,482	1,487,136
Standard AVB Financial Corp	1,157	37,707
State Auto Financial Corp	6,167	109,403
StepStone Group Inc ‘A’ *	6,264	249,307
Sterling Bancorp Inc	6,045	27,444
Stewart Information Services Corp	8,845	427,744
Stifel Financial Corp	31,457	1,587,320
Stock Yards Bancorp Inc	6,418	259,801
StoneX Group Inc *	4,838	280,120
Stratus Properties Inc *	1,817	46,334
Summit Financial Group Inc	3,486	76,971
Summit Hotel Properties Inc REIT	34,334	309,349
Sunstone Hotel Investors Inc REIT	66,067	748,539
SWK Holdings Corp *	1,043	15,009
Tanger Factory Outlet Centers Inc REIT	29,015	288,989
Terreno Realty Corp REIT	20,909	1,223,386
Territorial Bancorp Inc	2,583	62,069
Texas Capital Bancshares Inc *	16,176	962,472
The Bancorp Inc *	16,059	219,205
The Bank of NT Butterfield & Son Ltd (Bermuda)	16,413	511,429
The Bank of Princeton	1,835	42,957
The Community Financial Corp	1,833	48,538
The First Bancorp Inc	3,166	80,416
The First Bancshares Inc	6,584	203,314
The First of Long Island Corp	7,453	133,036
The GEO Group Inc REIT	35,869	317,799
The Macerich Co REIT	48,515	517,655
The RMR Group Inc ‘A’	4,874	188,234
The St Joe Co	10,282	436,471
Third Point Reinsurance Ltd * (Bermuda)	26,349	250,842
Timberland Bancorp Inc	2,761	66,982
Tiptree Inc	8,409	42,213
Tompkins Financial Corp	4,514	318,688
Towne Bank	20,124	472,512
TPG RE Finance Trust Inc REIT	19,308	205,051
Transcontinental Realty Investors Inc REIT *	488	11,766
Trean Insurance Group Inc *	3,733	48,902
TriCo Bancshares	8,595	303,232
TriState Capital Holdings Inc *	8,384	145,882
Triumph Bancorp Inc *	7,245	351,745
Trupanion Inc *	9,738	1,165,736

	Shares	Value
TrustCo Bank Corp NY	26,666	$177,862
Trustmark Corp	18,864	515,176
Two Harbors Investment Corp REIT	90,426	576,014
UMB Financial Corp	13,472	929,433
UMH Properties Inc REIT	12,510	185,273
United Bankshares Inc	38,907	1,260,587
United Community Banks Inc	25,302	719,589
United Fire Group Inc	6,639	166,639
United Insurance Holdings Corp	4,752	27,181
United Security Bancshares	4,531	31,944
Uniti Group Inc REIT	61,606	722,638
Unity Bancorp Inc	2,662	46,718
Universal Health Realty Income Trust REIT	4,230	271,862
Universal Insurance Holdings Inc	8,902	134,509
Univest Financial Corp	9,277	190,921
Urban Edge Properties REIT	37,391	483,840
Urstadt Biddle Properties Inc ‘A’ REIT	9,586	135,450
Valley National Bancorp	128,437	1,252,261
Vericity Inc *	909	9,099
Veritex Holdings Inc	14,946	383,514
Virtus Investment Partners Inc	2,350	509,950
Waddell & Reed Financial Inc ‘A’	19,795	504,179
Walker & Dunlop Inc	9,026	830,573
Washington Federal Inc	24,500	630,630
Washington Real Estate Investment Trust REIT	26,588	575,098
Washington Trust Bancorp Inc	5,327	238,650
Waterstone Financial Inc	7,258	136,596
Watford Holdings Ltd * (Bermuda)	5,694	197,012
WesBanco Inc	20,671	619,303
West Bancorporation Inc	5,139	99,183
Westamerica Bancorporation	8,453	467,366
Western Asset Mortgage Capital Corp REIT	18,348	59,814
Western New England Bancorp Inc	3,725	25,665
Westwood Holdings Group Inc	2,746	39,817
Whitestone REIT	12,262	97,728
WisdomTree Investments Inc	45,614	244,035
World Acceptance Corp *	1,365	139,530
WSFS Financial Corp	16,151	724,857
Xenia Hotels & Resorts Inc REIT	36,671	557,399

		168,011,199

Industrial - 13.0%

AAON Inc	13,236	881,915
AAR Corp	10,901	394,834
Advanced Drainage Systems Inc	17,717	1,480,787
Advanced Emissions Solutions Inc	3,535	19,442
Advanced Energy Industries Inc *	12,243	1,187,204
Aegion Corp *	9,443	179,323
Aerojet Rocketdyne Holdings Inc *	23,122	1,221,998
AeroVironment Inc *	6,711	583,186
Air Transport Services Group Inc *	18,990	595,147
Akoustis Technologies Inc *	10,661	130,384
Alamo Group Inc	3,171	437,439
Allied Motion Technologies Inc	2,145	109,609
Altra Industrial Motion Corp	20,790	1,152,390
American Outdoor Brands Inc *	4,695	79,956
American Superconductor Corp *	8,676	203,192
American Woodmark Corp *	5,550	520,867
API Group Corp * ~	45,623	828,057
Apogee Enterprises Inc	8,474	268,456
Applied Industrial Technologies Inc	11,878	926,365
Applied Optoelectronics Inc *	7,250	61,697
ArcBest Corp	7,928	338,288
Arcosa Inc	15,573	855,425
Ardmore Shipping Corp (Ireland)	10,318	33,740
Argan Inc	4,724	210,171
Astec Industries Inc	7,369	426,518
Astronics Corp *	7,939	105,033

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Atkore International Group Inc *	15,260	$627,339
Atlas Air Worldwide Holdings Inc *	8,121	442,919
AZZ Inc	7,727	366,569
Badger Meter Inc	8,943	841,179
Barnes Group Inc	14,326	726,185
Bel Fuse Inc ‘B’	2,212	33,246
Belden Inc	13,238	554,672
Benchmark Electronics Inc	11,510	310,885
Bloom Energy Corp ‘A’ *	28,551	818,272
Boise Cascade Co	12,583	601,467
Brady Corp ‘A’	14,602	771,278
Bristow Group Inc *	2,132	56,114
Builders FirstSource Inc *	36,286	1,480,832
Cactus Inc ‘A’	15,304	398,975
Caesarstone Ltd	6,257	80,653
Casella Waste Systems Inc ‘A’ *	15,715	973,544
CECO Environmental Corp *	11,420	79,483
Chart Industries Inc *	11,354	1,337,388
Chase Corp	2,296	231,919
CIRCOR International Inc *	6,489	249,437
Columbus McKinnon Corp	7,327	281,650
Comfort Systems USA Inc	11,803	621,546
Comtech Telecommunications Corp	7,767	160,699
Concrete Pumping Holdings Inc *	9,456	36,216
Construction Partners Inc ‘A’ *	8,792	255,935
Cornerstone Building Brands Inc *	13,384	124,204
Costamare Inc (Monaco)	14,480	119,894
Covanta Holding Corp	38,318	503,115
Covenant Logistics Group Inc ‘A’ *	3,693	54,693
CryoPort Inc *	10,695	469,297
CSW Industrials Inc	4,412	493,747
CyberOptics Corp *	2,473	56,112
Daseke Inc *	16,273	94,546
DHT Holdings Inc	35,247	184,342
Diamond S Shipping Inc *	9,657	64,316
Digimarc Corp *	3,820	180,457
Dorian LPG Ltd *	11,835	144,269
Ducommun Inc *	3,342	179,465
DXP Enterprises Inc *	4,701	104,503
Dycom Industries Inc *	9,801	740,172
Eagle Bulk Shipping Inc *	2,297	43,643
Eastman Kodak Co *	3,720	30,281
Echo Global Logistics Inc *	7,479	200,587
EMCOR Group Inc	17,168	1,570,185
Encore Wire Corp	6,006	363,783
Energy Recovery Inc *	13,220	180,321
Enerpac Tool Group Corp	18,374	415,436
EnerSys	13,623	1,131,526
EnPro Industries Inc	6,103	460,899
ESCO Technologies Inc	8,364	863,332
Exponent Inc	16,236	1,461,727
Fabrinet * (Thailand)	11,759	912,381
FARO Technologies Inc *	5,684	401,461
Federal Signal Corp	19,061	632,253
Fitbit Inc ‘A’ *	79,175	538,390
Fluidigm Corp *	23,041	138,246
Fluor Corp	44,948	717,820
Forterra Inc *	9,376	161,220
Forward Air Corp	8,817	677,498
Franklin Electric Co Inc	14,853	1,027,976
Frontline Ltd (Norway)	38,829	241,516
GATX Corp	11,225	933,695
Genco Shipping & Trading Ltd	6,381	46,964
Gencor Industries Inc *	3,028	37,244
General Finance Corp *	3,045	25,913
Gibraltar Industries Inc *	10,579	761,053
Golar LNG Ltd * (Bermuda)	30,502	294,039
GoPro Inc ‘A’ *	37,384	309,540
Graham Corp	3,212	48,758
Granite Construction Inc	15,134	404,229

	Shares	Value
Great Lakes Dredge & Dock Corp *	20,479	$269,708
Greif Inc ‘A’	8,584	402,418
Greif Inc ‘B’	1,468	71,022
Griffon Corp	12,641	257,624
Harsco Corp *	24,763	445,239
Haynes International Inc	4,126	98,364
Heartland Express Inc	15,691	284,007
Helios Technologies Inc	10,289	548,301
Heritage-Crystal Clean Inc *	5,110	107,668
Hillenbrand Inc	22,835	908,833
Hub Group Inc ‘A’ *	10,364	590,748
Hurco Cos Inc	2,351	70,530
Hyster-Yale Materials Handling Inc	3,081	183,474
Ichor Holdings Ltd *	7,113	214,421
IES Holdings Inc *	2,195	101,058
II-VI Inc *	32,412	2,462,016
Insteel Industries Inc	5,781	128,743
International Seaways Inc	6,657	108,709
Intevac Inc *	7,660	55,229
IntriCon Corp *	2,859	51,748
Iteris Inc *	14,413	81,433
Itron Inc *	12,930	1,239,987
JELD-WEN Holding Inc *	21,738	551,276
John Bean Technologies Corp	9,839	1,120,367
Kadant Inc	3,684	519,370
Kaman Corp	8,187	467,723
KBR Inc	44,632	1,380,468
Kennametal Inc	25,834	936,224
Kimball Electronics Inc *	8,043	128,608
Knowles Corp *	28,012	516,261
Kratos Defense & Security Solutions Inc *	39,487	1,083,128
Lawson Products Inc *	1,438	73,209
LB Foster Co ‘A’ *	3,423	51,516
LENSAR Inc *	3,068	22,243
Lindsay Corp	3,286	422,120
Louisiana-Pacific Corp	34,502	1,282,439
LSI Industries Inc	9,003	77,066
Luna Innovations Inc *	9,908	97,891
Luxfer Holdings PLC (United Kingdom)	8,995	147,698
Lydall Inc *	5,290	158,859
Marten Transport Ltd	19,500	335,985
Masonite International Corp *	7,829	769,904
MasTec Inc *	17,750	1,210,195
Materion Corp	6,324	402,965
Matson Inc	13,748	783,224
Matthews International Corp ‘A’	9,954	292,648
Mayville Engineering Co Inc *	2,023	27,149
Mesa Laboratories Inc	1,523	436,553
Mistras Group Inc *	5,593	43,402
Montrose Environmental Group Inc *	3,561	110,249
Moog Inc ‘A’	9,098	721,471
Mueller Industries Inc	16,603	582,931
Mueller Water Products Inc ‘A’	46,282	572,971
Myers Industries Inc	11,565	240,321
MYR Group Inc *	5,251	315,585
Napco Security Technologies Inc *	4,168	109,285
National Presto Industries Inc	1,547	136,801
NL Industries Inc	2,103	10,052
nLight Inc *	11,417	372,765
NN Inc *	12,762	83,846
Nordic American Tankers Ltd	46,658	137,641
Northwest Pipe Co *	3,331	94,267
Novanta Inc *	10,740	1,269,683
NV5 Global Inc *	3,524	277,621
NVE Corp	1,745	98,034
O-I Glass Inc	48,526	577,459
Olympic Steel Inc	2,927	39,017
Omega Flex Inc	902	131,692
Orion Energy Systems Inc *	8,531	84,201
OSI Systems Inc *	5,327	496,583

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Overseas Shipholding Group Inc ‘A’ *	23,426	$50,132
Pactiv Evergreen Inc *	12,749	231,267
PAM Transportation Services Inc *	685	33,565
Pangaea Logistics Solutions Ltd	3,906	10,820
Park Aerospace Corp	5,378	72,119
Park-Ohio Holdings Corp	2,326	71,873
Patrick Industries Inc	7,119	486,584
PGT Innovations Inc *	17,875	363,577
Plexus Corp *	8,778	686,527
Powell Industries Inc	2,698	79,564
Primoris Services Corp	15,297	422,350
Proto Labs Inc *	8,565	1,313,871
Pure Cycle Corp *	5,726	64,303
Radiant Logistics Inc *	12,971	75,232
Ranpak Holdings Corp *	9,378	126,040
Raven Industries Inc	11,798	390,396
RBC Bearings Inc *	7,765	1,390,246
Research Frontiers Inc *	9,216	25,897
Rexnord Corp	37,903	1,496,789
Ryerson Holding Corp *	4,918	67,082
Safe Bulkers Inc * (Greece)	16,949	22,034
Saia Inc *	8,265	1,494,312
Sanmina Corp *	19,553	623,545
Scorpio Bulkers Inc	2,117	35,841
Scorpio Tankers Inc (Monaco)	15,445	172,830
SEACOR Holdings Inc *	6,210	257,404
SFL Corp Ltd (Norway)	30,720	192,922
Sharps Compliance Corp *	4,772	45,095
Simpson Manufacturing Co Inc	13,666	1,277,088
SMART Global Holdings Inc *	4,441	167,115
Smith & Wesson Brands Inc	17,623	312,808
SPX Corp *	13,807	753,034
SPX FLOW Inc *	13,116	760,203
Standex International Corp	3,960	306,979
Sterling Construction Co Inc *	8,688	161,684
Stoneridge Inc *	8,249	249,367
Sturm Ruger & Co Inc	5,488	357,104
Summit Materials Inc ‘A’ *	35,726	717,378
Tennant Co	5,814	407,968
Terex Corp	20,707	722,467
Tetra Tech Inc	17,047	1,973,702
The Eastern Co	1,965	47,356
The Gorman-Rupp Co	5,302	172,050
The Greenbrier Cos Inc	10,266	373,477
The Manitowoc Co Inc *	10,464	139,276
Tidewater Inc *	12,502	108,017
TimkenSteel Corp *	15,995	74,697
TopBuild Corp *	10,448	1,923,268
Transcat Inc *	2,471	85,694
Tredegar Corp	7,911	132,114
TriMas Corp *	13,249	419,596
Trinseo SA	12,250	627,322
Triumph Group Inc	16,255	204,163
TTM Technologies Inc *	31,673	436,929
Turtle Beach Corp *	4,878	105,121
Tutor Perini Corp *	13,411	173,672
UFP Industries Inc	18,714	1,039,563
UFP Technologies Inc *	2,005	93,433
Ultralife Corp *	2,546	16,473
Universal Logistics Holdings Inc	2,688	55,346
US Concrete Inc *	5,095	203,647
US Ecology Inc	9,245	335,871
US Xpress Enterprises Inc ‘A’ *	6,043	41,334
Vicor Corp *	6,143	566,507
Vishay Intertechnology Inc	42,225	874,480
Vishay Precision Group Inc *	3,713	116,885
Watts Water Technologies Inc ‘A’	8,530	1,038,101
Welbilt Inc *	39,768	524,938
Werner Enterprises Inc	19,642	770,359
Willis Lease Finance Corp *	973	29,638

	Shares	Value
WillScot Mobile Mini Holdings Corp *	50,136	$1,161,651
Worthington Industries Inc	11,794	605,504
Wrap Technologies Inc *	4,286	20,701

		103,583,416

Technology - 10.5%

1Life Healthcare Inc *	25,171	1,098,714
3D Systems Corp *	37,443	392,403
8x8 Inc *	33,691	1,161,329
ACI Worldwide Inc *	36,102	1,387,400
Agilysys Inc *	5,741	220,340
Akerna Corp *	3,235	10,481
Allscripts Healthcare Solutions Inc *	50,676	731,761
Alpha & Omega Semiconductor Ltd *	6,115	144,559
Altair Engineering Inc ‘A’ *	13,775	801,430
Ambarella Inc *	10,664	979,168
American Software Inc ‘A’	9,100	156,247
Amkor Technology Inc	32,579	491,291
Apollo Medical Holdings Inc *	6,495	118,664
Appfolio Inc ‘A’ *	5,215	938,909
Appian Corp *	11,238	1,821,567
Asure Software Inc *	3,486	24,751
Atomera Inc *	5,135	82,622
Avaya Holdings Corp *	26,723	511,745
Avid Technology Inc *	8,727	138,497
Axcelis Technologies Inc *	10,676	310,885
AXT Inc *	13,564	129,807
Bandwidth Inc ‘A’ *	6,200	952,754
Benefitfocus Inc *	8,956	129,683
Blackbaud Inc	15,931	916,988
Blackline Inc *	16,075	2,144,083
Bottomline Technologies DE Inc *	13,684	721,694
Box Inc ‘A’ *	45,070	813,514
Brightcove Inc *	12,051	221,738
Brooks Automation Inc	22,910	1,554,444
Cardlytics Inc *	8,195	1,170,000
Cerence Inc *	11,503	1,155,821
CEVA Inc *	7,124	324,142
Cloudera Inc *	63,977	889,920
CMC Materials Inc	9,058	1,370,475
Cohu Inc	13,203	504,091
CommVault Systems Inc *	13,470	745,834
Computer Programs & Systems Inc	3,328	89,324
Conduent Inc *	53,380	256,224
Cornerstone OnDemand Inc *	19,530	860,101
Corsair Gaming Inc *	4,925	178,384
CSG Systems International Inc	10,636	479,365
CTS Corp	10,437	358,302
Cubic Corp	9,986	619,531
Daily Journal Corp *	386	155,944
Diebold Nixdorf Inc *	22,271	237,409
Digi International Inc *	9,188	173,653
Digital Turbine Inc *	26,588	1,503,817
Diodes Inc *	13,284	936,522
Domo Inc ‘B’ *	8,064	514,241
Donnelley Financial Solutions Inc *	9,439	160,180
DSP Group Inc *	7,093	117,673
Ebix Inc	8,727	331,364
eGain Corp *	7,417	87,595
Envestnet Inc *	17,114	1,408,311
Evolent Health Inc ‘A’ *	24,695	395,861
ExlService Holdings Inc *	10,666	907,997
FormFactor Inc *	24,895	1,070,983
Glu Mobile Inc *	46,634	420,172
GSI Technology Inc *	4,773	35,320
GTY Technology Holding Inc *	14,669	75,985
Health Catalyst Inc *	10,679	464,857
IBEX Holdings Ltd *	1,980	37,026
iCAD Inc *	6,937	91,568
Immersion Corp *	6,310	71,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Impinj Inc *	5,263	$220,362
Inovalon Holdings Inc ‘A’ *	22,573	410,151
Insight Enterprises Inc *	10,685	813,022
Intellicheck Inc *	5,693	64,929
Intelligent Systems Corp *	2,518	100,997
j2 Global Inc *	13,618	1,330,342
Lattice Semiconductor Corp *	42,814	1,961,737
LivePerson Inc *	19,967	1,242,546
MACOM Technology Solutions Holdings Inc ‘H’ *	14,467	796,264
ManTech International Corp ‘A’	8,753	778,492
Mastech Digital Inc *	1,374	21,847
MAXIMUS Inc	19,223	1,406,931
MaxLinear Inc *	22,000	840,180
MicroStrategy Inc ‘A’ *	2,358	916,201
Mitek Systems Inc *	11,561	205,555
Model N Inc *	10,459	373,177
MTS Systems Corp	6,266	364,431
NantHealth Inc *	9,421	30,430
NetScout Systems Inc *	21,765	596,796
NextGen Healthcare Inc *	17,924	326,934
OneSpan Inc *	9,722	201,051
Onto Innovation Inc *	15,284	726,754
Outset Medical Inc *	3,210	182,456
PAE Inc *	19,015	174,558
PAR Technology Corp *	6,139	385,468
Park City Group Inc *	3,696	17,704
Parsons Corp *	7,267	264,591
PDF Solutions Inc *	9,318	201,269
Perspecta Inc	44,881	1,080,734
Photronics Inc *	17,818	198,849
Phreesia Inc *	10,714	581,342
Ping Identity Holding Corp *	11,151	319,365
Pitney Bowes Inc	53,608	330,225
Pixelworks Inc *	13,042	36,778
PlayAGS Inc *	8,680	62,496
Power Integrations Inc	18,605	1,523,005
Progress Software Corp	13,665	617,521
PROS Holdings Inc *	12,174	618,074
QAD Inc ‘A’	4,044	255,500
Qualys Inc *	10,662	1,299,378
Quantum Corp *	10,489	64,193
Rambus Inc *	34,526	602,824
Rapid7 Inc *	16,346	1,473,755
Red Violet Inc *	2,201	57,468
Rimini Street Inc *	6,302	27,918
SailPoint Technologies Holding Inc *	27,708	1,475,174
Sapiens International Corp (Israel)	8,444	258,471
Schrodinger Inc *	9,451	748,330
SeaChange International Inc *	8,162	11,427
SecureWorks Corp ‘A’ *	3,091	43,954
Semtech Corp *	20,256	1,460,255
Silicon Laboratories Inc *	13,613	1,733,479
Simulations Plus Inc	4,480	322,202
SiTime Corp *	3,071	343,737
Smith Micro Software Inc *	11,596	62,850
Sprout Social Inc ‘A’ *	8,544	387,983
SPS Commerce Inc*	11,440	1,242,270
StarTek Inc *	5,184	38,984
Sumo Logic Inc *	4,581	130,925
Super Micro Computer Inc *	14,145	447,831
SVMK Inc *	39,516	1,009,634
Sykes Enterprises Inc *	12,309	463,680
Synaptics Inc *	11,035	1,063,774
Synchronoss Technologies Inc *	14,785	69,490
Tabula Rasa HealthCare Inc *	6,901	295,639
Tenable Holdings Inc *	22,273	1,163,987
The ExOne Co *	3,969	37,666
TTEC Holdings Inc	5,828	425,036
Ultra Clean Holdings Inc *	12,996	404,825
Unisys Corp *	20,293	399,366

	Shares	Value
Upland Software Inc *	8,701	$399,289
Varonis Systems Inc *	9,807	1,604,523
Veeco Instruments Inc *	15,210	264,046
Verint Systems Inc *	20,713	1,391,499
Veritone Inc *	7,331	208,567
Verra Mobility Corp *	41,171	552,515
Virtusa Corp *	8,872	453,625
Vocera Communications Inc *	10,370	430,666
Workiva Inc *	12,788	1,171,637
Xperi Holding Corp	33,670	703,703
Yext Inc *	33,612	528,381
Zuora Inc ‘A’ *	30,283	421,842

		83,582,562

Utilities - 3.0%

ALLETE Inc	16,876	1,045,299
Ameresco Inc ‘A’ *	8,010	418,442
American States Water Co	11,363	903,472
Artesian Resources Corp ‘A’	2,801	103,861
Atlantic Power Corp *	27,820	58,422
Avista Corp	21,315	855,584
Black Hills Corp	19,782	1,215,604
Brookfield Infrastructure Corp ‘A’ (Canada)	10,229	739,557
Brookfield Renewable Corp ‘A’	32,532	1,895,610
California Water Service Group	15,797	853,512
Chesapeake Utilities Corp	5,371	581,196
Clearway Energy Inc ‘A’	11,137	329,098
Clearway Energy Inc ‘C’	25,456	812,810
Consolidated Water Co Ltd (Cayman)	5,100	61,455
Evoqua Water Technologies Corp *	29,508	796,126
Genie Energy Ltd ‘B’	4,660	33,599
Global Water Resources Inc	4,109	59,211
MGE Energy Inc	11,747	822,642
Middlesex Water Co	5,387	390,396
New Jersey Resources Corp	29,725	1,056,724
Northwest Natural Holding Co	9,815	451,392
NorthWestern Corp	16,492	961,649
ONE Gas Inc	16,436	1,261,792
Ormat Technologies Inc	12,748	1,150,889
Otter Tail Corp	13,143	560,023
PICO Holdings Inc *	6,704	62,682
PNM Resources Inc	25,413	1,233,293
Portland General Electric Co	28,278	1,209,450
RGC Resources Inc	2,592	61,638
SJW Group	8,624	598,161
South Jersey Industries Inc	31,123	670,701
Southwest Gas Holdings Inc *	17,470	1,061,302
Spark Energy Inc ‘A’	3,905	37,371
Spire Inc	15,650	1,002,226
The York Water Co	4,129	192,411
Unitil Corp	4,569	202,270

		23,749,870

Total Common Stocks (Cost $566,116,442)		784,674,714

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value

SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $11,240,772; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $11,465,600)	$11,240,772	$11,240,772

Total Short-Term Investment (Cost $11,240,772)		11,240,772

TOTAL INVESTMENTS - 99.9% (Cost $577,357,657)		795,927,512

DERIVATIVES - (0.0%)		(84,348)

OTHER ASSETS & LIABILITIES, NET - 0.1%		793,597

NET ASSETS - 100.0%		$796,636,761

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.0%
Financial	21.1%
Consumer, Cyclical	14.1%
Industrial	13.0%
Technology	10.5%
Communications	4.3%
Basic Materials	3.3%
Energy	3.2%
Utilities	3.0%
Others (each less than 3.0%)	1.4%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)

An investment with a value of $11,583 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/21	135	$13,414,248	$13,329,900	($84,348)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Consumer, Non-Cyclical	$12,026	$-	$443	$11,583
	Common Stocks
	Basic Materials	26,358,703	26,351,858	-	6,845
	Communications	34,095,625	34,095,625	-	-
	Consumer, Cyclical	112,493,789	112,493,789	-	-
	Consumer, Non-Cyclical	206,822,435	206,822,435	-	-
	Diversified	49,361	49,361	-	-
	Energy	25,927,754	25,927,754	-	-
	Financial	168,011,199	168,011,199	-	-
	Industrial	103,583,416	103,583,416	-	-
	Technology	83,582,562	83,582,562	-	-
	Utilities	23,749,870	23,749,870	-	-

	Total Common Stocks	784,674,714	784,667,869	-	6,845

	Short-Term Investment	11,240,772	-	11,240,772	-

	Total Assets	795,927,512	784,667,869	11,241,215	18,428

Liabilities	Derivatives:
	Equity Contracts
	Futures	(84,348)	(84,348)	-	-

	Total Liabilities	(84,348)	(84,348)	-	-

	Total	$795,843,164	$784,583,521	$11,241,215	$18,428

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 98.3%

Basic Materials - 5.6%

AdvanSix Inc *	104,950	$2,097,951
Carpenter Technology Corp	114,612	3,337,501
GCP Applied Technologies Inc *	75,803	1,792,741
Innospec Inc	18,192	1,650,560
Orion Engineered Carbons SA (Germany)	254,693	4,365,438
Schnitzer Steel Industries Inc ‘A’	126,760	4,044,912

		17,289,103

Communications - 3.0%

A10 Networks Inc *	172,714	1,702,960
Casa Systems Inc *	320,328	1,976,424
Criteo SA ADR * (France)	203,311	4,169,908
Houghton Mifflin Harcourt Co *	478,678	1,593,998

		9,443,290

Consumer, Cyclical - 24.8%

Blue Bird Corp *	183,200	3,345,232
Citi Trends Inc	65,066	3,232,479
Cooper Tire & Rubber Co	69,255	2,804,827
Dana Inc	232,021	4,529,050
El Pollo Loco Holdings Inc *	184,264	3,335,178
Foot Locker Inc	81,570	3,298,691
Herman Miller Inc	100,320	3,390,816
Hilton Grand Vacations Inc *	109,810	3,442,543
IMAX Corp *	113,730	2,049,415
KB Home	116,200	3,895,024
Kontoor Brands Inc *	81,170	3,292,255
Malibu Boats Inc ‘A’ *	47,998	2,996,995
Oxford Industries Inc	68,892	4,513,115
Papa John’s International Inc	30,861	2,618,556
Regis Corp *	249,293	2,291,003
REV Group Inc	350,460	3,087,553
Ruth’s Hospitality Group Inc	290,315	5,147,285
Skechers U.S.A. Inc ‘A’ *	57,998	2,084,448
SkyWest Inc	106,938	4,310,671
Steven Madden Ltd	88,970	3,142,420
Taylor Morrison Home Corp *	123,498	3,167,724
The Shyft Group Inc	165,390	4,693,768
Williams-Sonoma Inc	17,990	1,832,102

		76,501,150

Consumer, Non-Cyclical - 5.9%

Herc Holdings Inc *	62,600	4,157,266
MEDNAX Inc *	145,160	3,562,227
Molina Healthcare Inc *	8,293	1,763,755
Nomad Foods Ltd * (United Kingdom)	105,645	2,685,496
Primo Water Corp	149,542	2,344,819
The Hain Celestial Group Inc *	89,322	3,586,278

		18,099,841

Energy - 4.0%

Cimarex Energy Co	39,162	1,468,967
Dril-Quip Inc *	103,655	3,070,261
Helix Energy Solutions Group Inc *	610,551	2,564,314
HollyFrontier Corp	120,850	3,123,972
MRC Global Inc *	314,885	2,087,688

		12,315,202

Financial - 33.3%

1st Source Corp	64,773	2,610,352
Armada Hoffler Properties Inc REIT	131,953	1,480,513
Associated Banc-Corp	148,163	2,526,179
Bank of Marin Bancorp	57,498	1,974,481
BankUnited Inc	152,433	5,301,620
Carter Bankshares Inc	193,040	2,069,389
City Office REIT Inc	183,765	1,795,384

	Shares	Value
Cousins Properties Inc REIT	83,101	$2,783,883
Essent Group Ltd	67,367	2,910,254
First Horizon Corp	155,626	1,985,788
Harborone Bancorp Inc *	343,878	3,734,515
Heritage Financial Corp	132,126	3,090,427
Independence Realty Trust Inc REIT	257,823	3,462,563
Independent Bank Group Inc	59,044	3,691,431
Moelis & Co ‘A’	82,731	3,868,502
National Storage Affiliates Trust REIT	66,823	2,407,633
Pacific Premier Bancorp Inc	99,512	3,117,711
Physicians Realty Trust REIT	159,010	2,830,378
Premier Financial Corp	9,921	228,183
RLJ Lodging Trust REIT	192,950	2,730,243
Sandy Spring Bancorp Inc	80,969	2,606,392
Selective Insurance Group Inc	53,191	3,562,733
STAG Industrial Inc REIT	112,658	3,528,449
Sterling Bancorp	247,686	4,453,394
Stifel Financial Corp	85,240	4,301,210
Synovus Financial Corp	132,273	4,281,677
Texas Capital Bancshares Inc *	78,189	4,652,245
The Hanover Insurance Group Inc	27,680	3,236,346
TriCo Bancshares	100,837	3,557,529
Umpqua Holdings Corp	181,224	2,743,731
Webster Financial Corp	105,959	4,466,172
WSFS Financial Corp	102,087	4,581,665
Zions Bancorp NA	47,632	2,069,134

		102,640,106

Industrial - 15.6%

AAR Corp	106,999	3,875,504
Belden Inc	83,651	3,504,977
Cactus Inc ‘A’	117,800	3,071,046
Crane Co	15,852	1,231,066
EnerSys	17,264	1,433,948
GATX Corp	55,820	4,643,108
Graphic Packaging Holding Co	174,960	2,963,822
Hillenbrand Inc	85,910	3,419,218
Kennametal Inc	127,681	4,627,159
Masonite International Corp *	24,339	2,393,497
Primoris Services Corp	128,192	3,539,381
Regal Beloit Corp	38,898	4,777,063
Terex Corp	125,036	4,362,506
Trinseo SA	68,350	3,500,204
Welbilt Inc *	49,769	656,951

		47,999,450

Technology - 4.7%

CommVault Systems Inc *	51,563	2,855,043
Kulicke & Soffa Industries Inc (Singapore)	69,898	2,223,455
MagnaChip Semiconductor Corp * (South Korea)	150,517	2,034,990
NCR Corp *	75,803	2,847,919
NetScout Systems Inc *	67,857	1,860,639
Unisys Corp *	138,422	2,724,145

		14,546,191

Utilities - 1.4%

PNM Resources Inc	25,953	1,259,499
Southwest Gas Holdings Inc *	52,780	3,206,385

		4,465,884

Total Common Stocks (Cost $261,063,578)		303,300,217

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $3,067,289; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $3,128,700)	$3,067,289	$3,067,289

Total Short-Term Investment (Cost $3,067,289)		3,067,289

TOTAL INVESTMENTS - 99.3% (Cost $264,130,867)		306,367,506

OTHER ASSETS & LIABILITIES, NET - 0.7%		2,033,210

NET ASSETS - 100.0%		$308,400,716

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.3%
Consumer, Cyclical	24.8%
Industrial	15.6%
Consumer, Non-Cyclical	5.9%
Basic Materials	5.6%
Technology	4.7%
Energy	4.0%
Communications	3.0%
Others (each less than 3.0%)	2.4%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$303,300,217	$303,300,217	$-	$-
	Short-Term Investment	3,067,289	-	3,067,289	-

	Total	$306,367,506	$303,300,217	$3,067,289	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

VALUE PORTFOLIO (Formerly named Comstock Portfolio)

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 0.9%

Mondi PLC (United Kingdom)	288,837	$6,767,986

Communications - 9.1%

Cisco Systems Inc	499,690	22,361,128
F5 Networks Inc *	53,414	9,397,659
The Walt Disney Co *	74,780	13,548,640
Verizon Communications Inc	446,016	26,203,440

		71,510,867

Consumer, Cyclical - 4.9%

Advance Auto Parts Inc	42,495	6,693,387
Dollar Tree Inc *	72,471	7,829,767
Honda Motor Co Ltd ADR (Japan)	203,315	5,743,649
Southwest Airlines Co	128,642	5,996,004
Walmart Inc	86,108	12,412,468

		38,675,275

Consumer, Non-Cyclical - 30.4%

Automatic Data Processing Inc	46,556	8,203,167
Becton Dickinson and Co	45,957	11,499,360
Colgate-Palmolive Co	101,963	8,718,856
Hologic Inc *	67,867	4,942,754
Johnson & Johnson	237,668	37,404,190
Kimberly-Clark Corp	44,682	6,024,474
Koninklijke Ahold Delhaize NV (Netherlands)	220,340	6,216,084
McKesson Corp	45,755	7,957,710
Medtronic PLC	315,570	36,965,870
Merck & Co Inc	129,732	10,612,078
Mondelez International Inc ‘A’	274,258	16,035,865
PepsiCo Inc	109,389	16,222,389
Pfizer Inc	136,173	5,012,528
Quest Diagnostics Inc	55,726	6,640,867
Roche Holding AG (Switzerland)	25,347	8,828,321
The Procter & Gamble Co	58,069	8,079,721
Unilever PLC ADR (United Kingdom)	379,358	22,898,049
Universal Health Services Inc ‘B’	60,773	8,356,287
Zimmer Biomet Holdings Inc	62,929	9,696,730

		240,315,300

Energy - 4.4%

Chevron Corp	185,307	15,649,176
ConocoPhillips	242,494	9,697,335
TOTAL SE ADR (France)	231,222	9,690,514

		35,037,025

Financial - 22.2%

Aflac Inc	260,139	11,568,381
Ameriprise Financial Inc	41,305	8,026,801
Berkshire Hathaway Inc ‘B’ *	154,156	35,744,152
Chubb Ltd	112,293	17,284,138
Healthpeak Properties Inc REIT	223,364	6,752,294
JPMorgan Chase & Co	165,035	20,970,997
MetLife Inc	144,870	6,801,646
Northern Trust Corp	92,455	8,611,259
The Bank of New York Mellon Corp	580,943	24,655,221
The Charles Schwab Corp	73,743	3,911,329
Truist Financial Corp	269,490	12,916,656
US Bancorp	263,418	12,272,645
Weyerhaeuser Co REIT	176,752	5,926,494

		175,442,013

Industrial - 14.5%

Emerson Electric Co	375,349	30,166,799
General Dynamics Corp	56,254	8,371,720

	Shares	Value
Johnson Controls International PLC	311,565	$14,515,813
Martin Marietta Materials Inc	17,894	5,081,359
Norfolk Southern Corp	40,633	9,654,807
Raytheon Technologies Corp	126,336	9,034,288
Republic Services Inc	86,480	8,328,024
Siemens AG (Germany)	94,913	13,671,876
Sonoco Products Co	111,776	6,622,728
TE Connectivity Ltd	72,722	8,804,453

		114,251,867

Technology - 5.8%

Applied Materials Inc	56,006	4,833,318
Cerner Corp	154,919	12,158,043
Intel Corp	165,646	8,252,483
Oracle Corp	124,019	8,022,789
Texas Instruments Inc	76,098	12,489,965

		45,756,598

Utilities - 5.4%

Duke Energy Corp	110,724	10,137,890
Eversource Energy	110,661	9,573,283
Pinnacle West Capital Corp	144,172	11,526,551
Xcel Energy Inc	169,916	11,328,300

		42,566,024

Total Common Stocks (Cost $696,498,603)		770,322,955

EXCHANGE-TRADED FUND - 1.2%

iShares Russell 1000 Value	72,362	9,894,056

Total Exchange-Traded Fund (Cost $8,844,111)		9,894,056

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $4,018,821; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $4,099,200)	$4,018,821	4,018,821

Total Short-Term Investment (Cost $4,018,821)		4,018,821

TOTAL INVESTMENTS - 99.3% (Cost $709,361,535)		784,235,832

DERIVATIVES - (0.0%)		(342,991)

OTHER ASSETS & LIABILITIES, NET - 0.7%		5,697,564

NET ASSETS - 100.0%		$789,590,405

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	30.4%
Financial	22.2%
Industrial	14.5%
Communications	9.1%
Technology	5.8%
Utilities	5.4%
Consumer, Cyclical	4.9%
Energy	4.4%
Others (each less than 3.0%)	2.6%

	99.3%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.7%

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
CHF	182,055	USD	204,939	03/21	MSC	$1,222	$-
EUR	511,261	USD	629,515	03/21	CSF	-	(3,722)
JPY	13,641,257	USD	132,473	03/21	BOA	-	(227)
JPY	12,770,147	USD	123,631	03/21	BOA	170	-
USD	7,230,867	CHF	6,387,568	03/21	MSC	-	(2,467)
USD	512,007	CHF	451,877	03/21	MSC	297	-
USD	26,218,261	EUR	21,352,617	03/21	CSF	82,299	-
USD	24,250,025	GBP	18,008,309	03/21	JPM	-	(389,375)
USD	874,688	GBP	642,271	03/21	MSC	-	(4,082)
USD	5,100,895	JPY	528,955,467	03/21	BOA	-	(27,106)

Total Forward Foreign Currency Contracts						$83,988	($426,979)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$6,767,986	$-	$6,767,986	$-
	Communications	71,510,867	71,510,867	-	-
	Consumer, Cyclical	38,675,275	38,675,275	-	-
	Consumer, Non-Cyclical	240,315,300	225,270,895	15,044,405	-
	Energy	35,037,025	35,037,025	-	-
	Financial	175,442,013	175,442,013	-	-
	Industrial	114,251,867	100,579,991	13,671,876	-
	Technology	45,756,598	45,756,598	-	-
	Utilities	42,566,024	42,566,024	-	-

	Total Common Stocks	770,322,955	734,838,688	35,484,267	-

	Exchange-Traded Fund	9,894,056	9,894,056	-	-
	Short-Term Investment	4,018,821	-	4,018,821	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	83,988	-	83,988	-

	Total Assets	784,319,820	744,732,744	39,587,076	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(426,979)	-	(426,979)	-

	Total Liabilities	(426,979)	-	(426,979)	-

	Total	$783,892,841	$744,732,744	$39,160,097	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 98.5%

Communications - 9.1%

Alphabet Inc ‘C’ *	4,926	$8,629,761
Booking Holdings Inc *	2,585	5,757,493
Charter Communications Inc ‘A’ *	12,608	8,340,822
Cisco Systems Inc	172,532	7,720,807
CommScope Holding Co Inc *	566,096	7,585,686
Discovery Inc ‘C’ *	270,358	7,080,676
DISH Network Corp ‘A’ *	239,908	7,758,625
Liberty Media Corp-Liberty SiriusXM ‘C’ *	123,652	5,380,099
Nexstar Media Group Inc ‘A’	85,550	9,341,204
T-Mobile US Inc *	66,820	9,010,677
Verizon Communications Inc	341,220	20,046,675
ViacomCBS Inc ‘B’	58,454	2,177,996

		98,830,521

Consumer, Cyclical - 7.1%

AutoZone Inc *	12,960	15,363,302
Best Buy Co Inc	95,493	9,529,247
Columbia Sportswear Co	74,088	6,473,809
Kohl’s Corp	109,082	4,438,547
Las Vegas Sands Corp	95,352	5,682,979
Mohawk Industries Inc *	66,446	9,365,564
Newell Brands Inc	339,496	7,207,500
Nordstrom Inc	88,491	2,761,804
Ralph Lauren Corp	85,460	8,865,620
The Gap Inc	48,600	981,234
The Home Depot Inc	25,385	6,742,764

		77,412,370

Consumer, Non-Cyclical - 16.0%

AbbVie Inc	187,309	20,070,159
AmerisourceBergen Corp	73,946	7,228,961
Amgen Inc	14,166	3,257,047
Biogen Inc *	14,106	3,453,995
Bristol-Myers Squibb Co	292,573	18,148,303
Cigna Corp	17,451	3,632,949
Constellation Brands Inc ‘A’	10,486	2,296,958
Coty Inc ‘A’	467,810	3,284,026
CVS Health Corp	76,422	5,219,623
HCA Healthcare Inc	30,335	4,988,894
Johnson & Johnson	119,418	18,794,005
Keurig Dr Pepper Inc	189,452	6,062,464
Medtronic PLC	94,928	11,119,866
Merck & Co Inc	87,228	7,135,251
Pfizer Inc	204,579	7,530,553
Post Holdings Inc *	106,578	10,765,444
Sysco Corp	79,136	5,876,639
The Kraft Heinz Co	159,576	5,530,904
The Procter & Gamble Co	102,273	14,230,265
UnitedHealth Group Inc	32,588	11,427,960
Viatris Inc *	169,297	3,172,626

		173,226,892

Energy - 6.7%

Cabot Oil & Gas Corp	205,181	3,340,347
Chevron Corp	62,072	5,241,980
ConocoPhillips	316,060	12,639,240
Diamondback Energy Inc	70,472	3,410,845
EQT Corp	289,369	3,677,880
Equitrans Midstream Corp	580,476	4,667,027
Kinder Morgan Inc	653,808	8,937,555
Marathon Petroleum Corp	222,487	9,202,062
Murphy USA Inc	49,945	6,536,302
Phillips 66	124,655	8,718,371
The Williams Cos Inc	336,538	6,747,587

		73,119,196

	Shares	Value
Financial - 38.2%

Alleghany Corp	10,878	$6,566,941
American Express Co	83,045	10,040,971
American Homes 4 Rent ‘A’ REIT	251,347	7,540,410
American International Group Inc	156,905	5,940,423
Bank of America Corp	1,360,427	41,234,542
Berkshire Hathaway Inc ‘B’ *	115,806	26,851,937
Brixmor Property Group Inc REIT	411,636	6,812,576
Capital One Financial Corp	237,284	23,455,523
CBRE Group Inc ‘A’ *	155,434	9,748,820
Chubb Ltd	65,909	10,144,713
Citigroup Inc	185,513	11,438,732
Citizens Financial Group Inc	362,088	12,948,267
CNA Financial Corp	76,412	2,977,011
EastGroup Properties Inc REIT	34,032	4,698,458
Fairfax Financial Holdings Ltd (Canada)	18,802	6,410,354
Federal Realty Investment Trust REIT	62,814	5,346,728
Fifth Third Bancorp	97,827	2,697,090
First Republic Bank	16,649	2,446,238
Invesco Ltd	210,806	3,674,349
Kimco Realty Corp REIT	470,000	7,054,700
Lamar Advertising Co ‘A’ REIT	20,552	1,710,337
Loews Corp	504,888	22,730,058
M&T Bank Corp	83,632	10,646,354
Marsh & McLennan Cos Inc	40,755	4,768,335
Mid-America Apartment Communities Inc REIT	72,976	9,245,329
Morgan Stanley	198,218	13,583,880
Northern Trust Corp	80,112	7,461,632
Outfront Media Inc REIT	146,553	2,866,577
Public Storage REIT	45,777	10,571,283
Rayonier Inc REIT	274,305	8,059,081
T Rowe Price Group Inc	52,623	7,966,596
The Charles Schwab Corp	279,649	14,832,583
The Hartford Financial Services Group Inc	172,066	8,427,793
The PNC Financial Services Group Inc	106,560	15,877,440
The Travelers Cos Inc	133,254	18,704,864
Truist Financial Corp	281,070	13,471,685
US Bancorp	213,799	9,960,895
Wells Fargo & Co	648,624	19,575,472
Weyerhaeuser Co REIT	202,378	6,785,734

		415,274,711

Industrial - 13.9%

Arrow Electronics Inc *	73,777	7,178,502
Ball Corp	69,847	6,508,343
Carlisle Cos Inc	44,128	6,891,911
Dover Corp	117,534	14,838,668
Energizer Holdings Inc	191,362	8,071,649
General Dynamics Corp	52,773	7,853,678
Graphic Packaging Holding Co	502,849	8,518,262
Honeywell International Inc	70,899	15,080,217
Illinois Tool Works Inc	24,121	4,917,790
ITT Inc	95,482	7,354,024
Martin Marietta Materials Inc	48,229	13,695,589
Northrop Grumman Corp	15,234	4,642,104
Otis Worldwide Corp	41,383	2,795,422
Packaging Corp of America	73,453	10,129,903
Raytheon Technologies Corp	174,483	12,477,279
Stanley Black & Decker Inc	22,984	4,104,023
The Middleby Corp *	35,205	4,538,629
Trane Technologies PLC	21,639	3,141,117
Westrock Co	175,091	7,621,711

		150,358,821

Technology - 3.0%

Analog Devices Inc	88,715	13,105,867
Microsoft Corp	23,124	5,143,240
Texas Instruments Inc	89,622	14,709,659

		32,958,766

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Utilities - 4.5%

American Electric Power Co Inc	148,332	$12,351,606
Edison International	92,195	5,791,690
Entergy Corp	53,307	5,322,171
NextEra Energy Inc	180,123	13,896,489
Xcel Energy Inc	171,313	11,421,438

		48,783,394

Total Common Stocks (Cost $823,538,799)		1,069,964,671

	Principal Amount

SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $16,743,290; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $17,078,200)	$16,743,290	16,743,290

Total Short-Term Investment (Cost $16,743,290)		16,743,290

TOTAL INVESTMENTS - 100.0% (Cost $840,282,089)		1,086,707,961

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(515,354)

NET ASSETS - 100.0%		$1,086,192,607

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	38.2%
Consumer, Non-Cyclical	16.0%
Industrial	13.9%
Communications	9.1%
Consumer, Cyclical	7.1%
Energy	6.7%
Utilities	4.5%
Technology	3.0%
Others (each less than 3.0%)	1.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,069,964,671	$1,069,964,671	$-	$-
	Short-Term Investment	16,743,290	-	16,743,290	-

	Total	$1,086,707,961	$1,069,964,671	$16,743,290	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
WARRANTS - 0.0%

Switzerland - 0.0%

Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23 *	535,142	$139,029

Total Warrants (Cost $0)		139,029

PREFERRED STOCKS - 1.5%

Brazil - 1.5%

Lojas Americanas SA	4,787,525	24,233,418

India - 0.0%

Zee Entertainment Enterprises Ltd 6.000% due 03/05/22 *	6,640,063	362,019

Total Preferred Stocks (Cost $25,898,521)		24,595,437

COMMON STOCKS - 97.2%

Belgium - 1.1%

Anheuser-Busch InBev SA/NV	243,257	16,971,236

Brazil - 4.6%

Ambev SA	2,802,751	8,473,096
B3 SA - Brasil Bolsa Balcao	1,208,412	14,468,047
Pagseguro Digital Ltd ‘A’ *	330,039	18,772,618
Vale SA ADR	1,864,744	31,253,110

		72,966,871

Chile - 0.8%

Falabella SA	3,278,767	12,138,128

China - 31.0%

Alibaba Group Holding Ltd *	91,100	2,649,598
Alibaba Group Holding Ltd ADR *	233,277	54,290,556
Blue Moon Group Holdings Ltd * ~	933,835	1,838,170
Budweiser Brewing Co APAC Ltd ~	3,535,100	11,677,617
Hansoh Pharmaceutical Group Co Ltd * ~	1,126,000	5,456,875
Huazhu Group Ltd ADR	1,082,387	48,739,887
Innovent Biologics Inc * ~	952,500	10,058,502
Jiangsu Hengrui Medicine Co Ltd ‘A’	2,106,971	35,897,207
Meituan ‘B’ *	336,900	12,682,080
NetEase Inc ADR	6,307	604,021
New Oriental Education & Technology Group Inc ADR *	45,760	8,502,666
OneConnect Financial Technology Co Ltd ADR *	634,840	12,512,696
Pinduoduo Inc ADR *	174,389	30,983,694
Ping An Insurance Group Co of China Ltd ‘A’	2,684,529	35,720,574
Remegen Co Ltd * ~	174,599	2,139,569
Tencent Holdings Ltd	1,564,625	112,580,666
Wuxi Biologics Cayman Inc * ~	702,000	9,309,455
Yum China Holdings Inc	1,028,254	58,703,021
ZTO Express Cayman Inc *	76,027	2,218,435
ZTO Express Cayman Inc ADR	1,149,258	33,512,363

		490,077,652

Colombia - 0.4%

Grupo Aval Acciones y Valores SA ADR	952,808	6,555,319

	Shares	Value

Egypt - 0.7%

Commercial International Bank Egypt SAE	2,796,289	$10,561,529

France - 5.4%

Kering SA	101,645	73,767,177
LVMH Moet Hennessy Louis Vuitton SE	1,110	694,861
Pernod Ricard SA	56,775	10,903,437

		85,365,475

Hong Kong - 4.7%

AIA Group Ltd	5,190,418	63,251,049
Jardine Strategic Holdings Ltd (XSES)	473,451	11,779,461

		75,030,510

India - 14.7%

HDFC Bank Ltd*	745,531	14,684,337
Housing Development Finance Corp Ltd	2,276,090	79,744,941
Infosys Ltd	1,024,188	17,557,430
Kotak Mahindra Bank Ltd *	2,351,531	64,268,893
Oberoi Realty Ltd *	887,694	7,096,519
Tata Consultancy Services Ltd	1,002,391	39,359,016
Zee Entertainment Enterprises Ltd ~	3,152,389	9,673,828

		232,384,964

Indonesia - 1.3%

P.T. Bank Central Asia Tbk	5,281,700	12,731,694
P.T. Indocement Tunggal Prakarsa Tbk	3,524,081	3,633,481
P.T. Semen Indonesia Persero Tbk	4,054,500	3,588,901

		19,954,076

Italy - 2.1%

Moncler SPA*	88,738	5,455,665
PRADA SPA*	4,148,200	27,411,125

		32,866,790

Mexico - 5.7%

Alsea SAB de CV *	2,534,485	3,297,461
Fomento Economico Mexicano SAB de CV	3,821,657	28,872,480
Fomento Economico Mexicano SAB de CV ADR	108,776	8,241,957
Grupo Aeroportuario del Sureste SAB de CV ‘B’ *	422,977	6,997,788
Grupo Financiero Inbursa SAB de CV ‘O’ *	5,434,379	5,478,210
Grupo Mexico SAB de CV ‘B’	7,833,190	33,112,789
Wal-Mart de Mexico SAB de CV	1,429,200	4,020,534

		90,021,219

Peru - 0.9%

Credicorp Ltd	90,799	14,892,852

Philippines - 2.6%

Ayala Land Inc	16,389,800	13,965,802
SM Investments Corp	962,979	21,046,480
SM Prime Holdings Inc	8,487,987	6,805,966

		41,818,248

Poland - 0.1%

Allegro.eu SA * ~	82,584	1,872,438

Russia - 7.7%

Novatek PJSC GDR (LI) ~	338,236	55,150,748
Polyus PJSC *	21,411	4,393,820
Polyus PJSC GDR ~	44,929	4,624,142

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Sberbank of Russia PJSC	1,649,233	$6,049,345
Yandex NV ‘A’ *	742,482	51,661,898

		121,879,953

South Africa - 0.6%

FirstRand Ltd	2,874,625	10,016,367

South Korea - 1.7%

AMOREPACIFIC Group *	52,880	2,675,591
Samsung Biologics Co Ltd * ~	31,764	24,184,085

		26,859,676

Switzerland - 1.8%

Cie Financiere Richemont SA	312,231	28,207,561

Taiwan - 8.8%

MediaTek Inc	169,000	4,506,769
Taiwan Semiconductor Manufacturing Co Ltd	7,160,376	135,456,137

		139,962,906

Turkey - 0.5%

Akbank T.A.S. *	8,554,961	7,934,736

Total Common Stocks (Cost $1,035,305,692)		1,538,338,506

	Principal Amount
SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $19,822,642; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $20,219,100)	$19,822,642	19,822,642

Total Short-Term Investment (Cost $19,822,642)		19,822,642

TOTAL INVESTMENTS - 100.0% (Cost $1,081,026,855)		1,582,895,614

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(601,838)

NET ASSETS - 100.0%		$1,582,293,776

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.8%
Consumer, Cyclical	19.4%
Communications	17.5%
Technology	13.3%
Consumer, Non-Cyclical	12.4%
Basic Materials	4.6%
Energy	3.5%
Industrial	3.2%
Others (each less than 3.0%)	1.3%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	As of December 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	31.0%
India	14.7%
Taiwan	8.8%
Russia	7.7%
Brazil	6.1%
Mexico	5.7%
France	5.4%
Hong Kong	4.7%
Others (each less than 3.0%)	15.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$139,029	$139,029	$-	$-
	Preferred Stocks	24,595,437	-	24,595,437	-
	Common Stocks
	Belgium	16,971,236	-	16,971,236	-
	Brazil	72,966,871	50,025,728	22,941,143	-
	Chile	12,138,128	-	12,138,128	-
	China	490,077,652	251,826,643	238,251,009	-
	Colombia	6,555,319	6,555,319	-	-
	Egypt	10,561,529	-	10,561,529	-
	France	85,365,475	-	85,365,475	-
	Hong Kong	75,030,510	11,779,461	63,251,049	-
	India	232,384,964	-	232,384,964	-
	Indonesia	19,954,076	-	19,954,076	-
	Italy	32,866,790	-	32,866,790	-
	Mexico	90,021,219	90,021,219	-	-
	Peru	14,892,852	14,892,852	-	-
	Philippines	41,818,248	-	41,818,248	-
	Poland	1,872,438	1,872,438	-	-
	Russia	121,879,953	72,320,233	49,559,720	-
	South Africa	10,016,367	-	10,016,367	-
	South Korea	26,859,676	-	26,859,676	-
	Switzerland	28,207,561	-	28,207,561	-
	Taiwan	139,962,906	-	139,962,906	-
	Turkey	7,934,736	-	7,934,736	-

	Total Common Stocks	1,538,338,506	499,293,893	1,039,044,613	-

	Short-Term Investment	19,822,642	-	19,822,642	-

	Total	$1,582,895,614	$499,432,922	$1,083,462,692	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
WARRANTS - 0.0%

Switzerland - 0.0%

Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23*	432,676	$112,409

Total Warrants (Cost $0)		112,409

COMMON STOCKS - 98.9%

Australia - 1.1%

Rio Tinto PLC	240,677	18,116,503

Belgium - 1.3%

KBC Group NV *	320,626	22,437,778

Brazil - 0.3%

Ambev SA ADR	1,765,036	5,401,010

Canada - 2.4%

Canadian National Railway Co	301,405	33,109,339
Suncor Energy Inc	437,246	7,333,807

		40,443,146

China - 1.9%

NetEase Inc	222,000	4,240,617
Tencent Holdings Ltd	187,400	13,484,136
Yum China Holdings Inc	243,642	13,909,522

		31,634,275

Denmark - 2.7%

Carlsberg AS ‘B’	80,558	12,914,445
Novo Nordisk AS ‘B’	451,329	31,484,322

		44,398,767

France - 18.2%

Air Liquide SA	286,328	46,942,567
Capgemini SE	188,792	29,367,024
Danone SA	323,992	21,320,664
Dassault Systemes SE	55,351	11,226,259
Engie SA *	1,088,643	16,688,906
EssilorLuxottica SA	122,003	19,012,264
L’Oreal SA	57,756	22,036,916
Legrand SA	173,360	15,508,189
LVMH Moet Hennessy Louis Vuitton SE	61,204	38,313,763
Pernod Ricard SA	146,977	28,226,412
Schneider Electric SE	402,628	58,190,785

		306,833,749

Germany - 8.7%

Bayer AG	382,045	22,506,712
Beiersdorf AG	230,708	26,522,099
Deutsche Boerse AG	145,369	24,752,314
Merck KGaA	141,463	24,262,929
MTU Aero Engines AG	39,427	10,277,401
SAP SE	290,955	37,684,107

		146,005,562

Hong Kong - 2.9%

AIA Group Ltd	4,026,951	49,072,902

	Shares	Value

India - 2.7%

HDFC Bank Ltd *	362,357	$7,137,158
Housing Development Finance Corp Ltd	467,691	16,385,991
Tata Consultancy Services Ltd	544,964	21,398,084

		44,921,233

Ireland - 1.2%

Ryanair Holdings PLC ADR *	178,483	19,629,560

Israel - 1.3%

Check Point Software Technologies Ltd *	164,792	21,902,505

Italy - 1.4%

Eni SPA	815,051	8,508,895
Intesa Sanpaolo SPA *	6,475,244	15,305,644

		23,814,539

Japan - 16.6%

Daikin Industries Ltd	179,000	39,821,604
Denso Corp	154,900	9,219,763
FANUC Corp	21,100	5,208,515
Hitachi Ltd	672,000	26,523,368
Hoya Corp	295,800	40,966,763
Japan Tobacco Inc	662,300	13,502,410
Koito Manufacturing Co Ltd	207,700	14,135,209
Kose Corp	72,300	12,354,622
Kubota Corp	1,216,900	26,586,365
Kyocera Corp	313,700	19,254,406
Olympus Corp	1,222,200	26,758,719
Shin-Etsu Chemical Co Ltd	66,800	11,724,450
SMC Corp	10,000	6,107,372
Terumo Corp	665,300	27,840,315

		280,003,881

Netherlands - 5.0%

Akzo Nobel NV	222,268	23,857,048
ING Groep NV *	1,818,967	16,912,463
Koninklijke Philips NV *	507,459	27,335,565
Randstad NV *	252,366	16,336,328

		84,441,404

Portugal - 0.6%

Galp Energia SGPS SA	965,689	10,232,823

Singapore - 1.0%

DBS Group Holdings Ltd	877,814	16,635,215

Spain - 1.6%

Amadeus IT Group SA	372,079	27,465,847

Sweden - 0.8%

Essity AB ‘B’	407,773	13,138,105

Switzerland - 14.3%

Alcon Inc *	57,762	3,835,171
Cie Financiere Richemont SA	213,448	19,283,311
Julius Baer Group Ltd	221,757	12,775,755
Nestle SA	525,483	62,118,011
Novartis AG	289,089	27,220,009
Roche Holding AG	147,968	51,537,027
Sika AG	54,588	14,880,320

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
UBS Group AG (XVTX)	1,832,220	$25,797,347
Zurich Insurance Group AG	55,085	23,213,970

		240,660,921

Taiwan - 1.7%

Taiwan Semiconductor Manufacturing Co Ltd ADR	264,016	28,788,305

United Kingdom - 10.4%

Compass Group PLC	1,021,222	19,047,175
Diageo PLC	635,085	25,129,529
Experian PLC	637,385	24,213,387
Linde PLC	72,960	19,237,833
Reckitt Benckiser Group PLC	204,836	18,282,486
RELX PLC	1,122,490	27,441,085
Rolls-Royce Holdings PLC *	7,918,808	11,984,526
Smiths Group PLC	499,840	10,281,213
Tesco PLC	6,195,376	19,551,160

		175,168,394

United States - 0.8%

QIAGEN NV*	263,736	13,677,097

Total Common Stocks (Cost $1,299,521,336)		1,664,823,521

	Principal Amount

SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $3,102,207; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $3,164,300)	$3,102,207	3,102,207

Total Short-Term Investment (Cost $3,102,207)		3,102,207

TOTAL INVESTMENTS - 99.1% (Cost $1,302,623,543)		1,668,038,137

OTHER ASSETS & LIABILITIES, NET - 0.9%		14,880,939

NET ASSETS - 100.0%		$1,682,919,076

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	38.7%
Industrial	19.0%
Financial	13.7%
Technology	9.2%
Consumer, Cyclical	7.9%
Basic Materials	7.1%
Others (each less than 3.0%)	3.5%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of December 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	18.2%
Japan	16.6%
Switzerland	14.3%
United Kingdom	10.4%
Germany	8.7%
Netherlands	5.0%
Others (each less than 3.0%)	25.9%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$112,409	$112,409	$-	$-
	Common Stocks
	Australia	18,116,503	-	18,116,503	-
	Belgium	22,437,778	-	22,437,778	-
	Brazil	5,401,010	5,401,010	-	-
	Canada	40,443,146	40,443,146	-	-
	China	31,634,275	13,909,522	17,724,753	-
	Denmark	44,398,767	-	44,398,767	-
	France	306,833,749	-	306,833,749	-
	Germany	146,005,562	-	146,005,562	-
	Hong Kong	49,072,902	-	49,072,902	-
	India	44,921,233	-	44,921,233	-
	Ireland	19,629,560	19,629,560	-	-
	Israel	21,902,505	21,902,505	-	-
	Italy	23,814,539	-	23,814,539	-
	Japan	280,003,881	-	280,003,881	-
	Netherlands	84,441,404	-	84,441,404	-
	Portugal	10,232,823	-	10,232,823	-
	Singapore	16,635,215	-	16,635,215	-
	Spain	27,465,847	-	27,465,847	-
	Sweden	13,138,105	-	13,138,105	-
	Switzerland	240,660,921	-	240,660,921	-
	Taiwan	28,788,305	28,788,305	-	-
	United Kingdom	175,168,394	-	175,168,394	-
	United States	13,677,097	13,677,097	-	-

	Total Common Stocks	1,664,823,521	143,751,145	1,521,072,376	-

	Short-Term Investment	3,102,207	-	3,102,207	-

	Total	$1,668,038,137	$143,863,554	$1,524,174,583	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
RIGHTS - 0.0%

Australia - 0.0%

IGO Ltd Exp 01/15/21 * Ω ±	27,647	$-

Total Rights (Cost $0)		-

PREFERRED STOCKS - 0.2%

Germany - 0.2%

Draegerwerk AG & Co KGaA	7,000	541,827

Total Preferred Stocks (Cost $671,051)		541,827

COMMON STOCKS - 98.9%

Australia - 3.3%

Asaleo Care Ltd	700,000	728,548
Austal Ltd	310,000	639,595
Charter Hall Long Wale REIT	200,000	716,748
Codan Ltd	110,000	949,759
Deterra Royalties Ltd *	125,000	462,570
GrainCorp Ltd ‘A’	224,376	725,035
Growthpoint Properties Australia Ltd REIT	250,000	672,586
IGO Ltd	150,000	739,262
Iluka Resources Ltd	125,000	627,683
IPH Ltd	135,000	668,550
McMillan Shakespeare Ltd	150,000	1,430,143
Nanosonics Ltd *	130,000	804,267

		9,164,746

Austria - 0.9%

BAWAG Group AG *~	18,897	878,954
CA Immobilien Anlagen AG	21,304	811,885
Wienerberger AG	29,215	930,808

		2,621,647

Belgium - 1.2%

AGFA-Gevaert NV *	151,230	721,993
Bekaert SA	28,000	925,972
bpost SA *	39,896	412,381
D’ieteren SA	10,000	826,195
Euronav NV	65,246	527,900

		3,414,441

Canada - 10.1%

Alaris Equity Partners Income	55,300	656,440
AutoCanada Inc	50,000	927,410
B2Gold Corp	265,000	1,484,366
Canadian Solar Inc *	25,000	1,281,000
Capital Power Corp	40,000	1,099,222
Celestica Inc *	100,000	806,819
CI Financial Corp	50,000	619,844
Corus Entertainment Inc ‘B’	184,800	621,372
Crescent Point Energy Corp (TSE)	192,500	449,152
CT REIT	60,800	748,477
Dream Office Real Estate Investment Trust REIT	44,500	692,199
Dundee Precious Metals Inc	168,400	1,210,511
Empire Co Ltd ‘A’	43,900	1,199,844
Finning International Inc	35,000	743,224
Genworth MI Canada Inc	20,000	682,065
Linamar Corp	18,000	953,382
Martinrea International Inc	92,900	1,084,527
Medical Facilities Corp	253,600	1,402,580
New Gold Inc *	708,200	1,557,829
Parex Resources Inc *	69,500	956,587
Polaris Infrastructure Inc	90,800	1,263,311
Precision Drilling Corp (TSE)*	12,410	204,055

	Shares	Value
Real Matters Inc *	79,700	$1,202,794
Ritchie Bros Auctioneers Inc	27,000	1,876,785
Seven Generations Energy Ltd ‘A’ *	115,500	599,776
TFI International Inc	30,000	1,544,426
Torex Gold Resources Inc *	66,800	1,001,816
Uni-Select Inc	106,800	680,452
Westshore Terminals Investment Corp	28,267	346,204

		27,896,469

China - 1.2%

China Overseas Grand Oceans Group Ltd	1,200,000	643,847
Gemdale Properties & Investment Corp Ltd	9,999,646	1,432,171
Greenland Hong Kong Holdings Ltd	2,300,000	691,249
S-Enjoy Service Group Co Ltd *	288,000	660,037

		3,427,304

Denmark - 3.5%

NKT AS *	20,000	890,850
Norden AS	35,642	644,644
Pandora AS	26,000	2,909,862
Royal Unibrew AS	13,925	1,612,499
Scandinavian Tobacco Group AS ‘A’ ~	60,000	1,023,239
SimCorp AS	10,292	1,530,176
Spar Nord Bank AS *	96,488	945,337

		9,556,607

Finland - 1.3%

Tokmanni Group Corp	50,000	991,980
Uponor Oyj	66,176	1,473,082
Valmet OYJ	40,408	1,161,749

		3,626,811

France - 3.5%

Atos SE *	18,609	1,699,292
Criteo SA ADR *	40,000	820,400
Elior Group SA ~	55,000	369,688
Eutelsat Communications SA	34,028	384,940
IPSOS	20,000	674,936
Mercialys SA REIT	91,651	805,789
Metropole Television SA*	42,000	680,362
Natixis SA *	213,301	730,879
Rexel SA *	69,000	1,089,051
SCOR SE *	30,000	973,096
Trigano SA	8,000	1,415,160

		9,643,593

Georgia - 0.2%

Bank of Georgia Group PLC*	26,000	435,485

Germany - 6.1%

Bechtle AG	6,374	1,389,165
Brenntag AG	27,000	2,099,560
Cewe Stiftung & Co KGAA	5,000	565,013
Deutsche Pfandbriefbank AG * ~	68,346	743,473
GEA Group AG	35,000	1,251,852
HelloFresh SE *	31,879	2,465,908
InflaRx NV *	81,600	410,448
JOST Werke AG * ~	21,000	1,102,547
LANXESS AG	18,000	1,368,912
LEG Immobilien AG	7,000	1,086,013
MorphoSys AG *	7,800	911,972
Salzgitter AG *	30,000	795,294
Software AG	15,597	635,263
TAG Immobilien AG *	40,000	1,276,478
Talanx AG *	17,641	685,942

		16,787,840

Hong Kong - 2.1%

Cowell e Holdings Inc	1,500,000	1,131,918
Dah Sing Financial Holdings Ltd	105,200	296,762
Hutchison Port Holdings Trust	2,500,000	495,365
Hysan Development Co Ltd	128,000	468,838
K Wah International Holdings Ltd	1,338,000	643,364

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Luk Fook Holdings International Ltd	172,000	$415,259
PAX Global Technology Ltd	1,245,000	1,108,140
Stella International Holdings Ltd	255,000	296,158
Swire Pacific Ltd ‘A’	160,000	881,345

		5,737,149

Ireland - 0.8%

Fly Leasing Ltd ADR *	62,000	610,700
Hibernia REIT PLC REIT	530,000	747,186
ICON PLC *	3,928	765,881

		2,123,767

Israel - 0.9%

Bezeq The Israeli Telecommunication Corp Ltd *	800,000	795,244
Gazit-Globe Ltd	68,032	445,152
Plus500 Ltd	61,988	1,228,073

		2,468,469

Italy - 3.0%

Banca Farmafactoring SPA * ~	126,270	761,769
Banca IFIS SPA *	53,387	601,851
Banca Sistema SPA * ~	300,000	621,576
Cerved Group SPA *	90,000	819,259
Enav SPA ~	130,000	571,893
Esprinet SPA *	156,178	2,063,862
Reply SPA	9,804	1,147,822
Sesa SPA *	13,772	1,738,221

		8,326,253

Ivory Coast - 0.3%

Endeavour Mining Corp *	35,550	827,238

Japan - 21.4%

Altech Corp	39,000	794,373
Aozora Bank Ltd	37,400	691,562
ASKUL Corp	20,000	746,301
Capcom Co Ltd	22,000	1,426,759
Cawachi Ltd	37,000	1,053,844
CTS Co Ltd	48,600	451,953
Cybernet Systems Co Ltd	97,600	898,642
Dip Corp	34,400	919,207
Doshisha Co Ltd	38,000	717,661
Enigmo Inc	74,900	897,559
Exedy Corp	30,000	368,473
FCC Co Ltd	34,900	604,231
Financial Products Group Co Ltd	71,600	349,461
Foster Electric Co Ltd	64,700	798,997
FULLCAST Holdings Co Ltd	30,000	467,351
Furyu Corp	68,100	753,674
Fuyo General Lease Co Ltd	15,000	993,677
Glory Ltd	25,200	508,933
H.U. Group Holdings Inc	30,000	808,443
Hanwa Co Ltd	32,900	883,500
Heiwa Real Estate Co Ltd	20,000	723,723
Invincible Investment Corp REIT	1,400	450,705
IR Japan Holdings Ltd	12,000	1,922,569
Itfor Inc	128,100	1,163,655
Itochu Enex Co Ltd	53,100	523,273
Japan Lifeline Co Ltd	53,400	842,736
Kaken Pharmaceutical Co Ltd	13,800	533,277
Kamigumi Co Ltd	31,000	566,320
Kinden Corp	40,000	651,377
Kintetsu World Express Inc	67,000	1,591,231
Kissei Pharmaceutical Co Ltd	22,000	477,701
Kito Corp	42,600	638,125
Kozo Keikaku Engineering Inc	22,200	546,472
Kyoei Steel Ltd	37,800	524,855
KYORIN Holdings Inc	25,500	479,983
Kyudenko Corp	25,700	829,960
Lawson Inc	10,500	488,628
Megachips Corp	32,500	887,423
Meitec Corp	18,400	956,874

	Shares	Value
Mitsubishi Gas Chemical Co Inc	45,000	$1,034,793
Mochida Pharmaceutical Co Ltd	20,000	760,955
Nippon Electric Glass Co Ltd	24,700	541,080
Nippon Gas Co Ltd	20,000	1,073,112
Nishio Rent All Co Ltd	24,000	502,812
Noevir Holdings Co Ltd	15,000	664,832
Obara Group Inc	20,000	763,208
Okamoto Industries Inc	19,000	728,862
Optorun Co Ltd	26,400	540,480
Press Kogyo Co Ltd	160,000	474,410
Pressance Corp	52,000	896,063
Prima Meat Packers Ltd	28,000	887,639
Relia Inc	78,000	968,230
Roland DG Corp	40,000	729,490
Ryosan Co Ltd	27,300	494,286
Sangetsu Corp	40,000	602,007
Sanki Engineering Co Ltd	50,300	591,910
Sankyo Co Ltd	24,900	673,735
Sankyu Inc	17,800	673,092
Sanwa Holdings Corp	81,000	945,892
Seikagaku Corp	55,000	542,452
Seven Bank Ltd	360,900	762,954
Shinoken Group Co Ltd	78,400	846,982
Starts Corp Inc	29,100	809,509
Starts Proceed Investment Corp REIT	321	626,909
Sumitomo Osaka Cement Co Ltd	18,800	550,115
Sumitomo Seika Chemicals Co Ltd	20,000	796,509
T-Gaia Corp	23,700	444,963
Takara Leben Co Ltd	152,800	455,436
Tamron Co Ltd	35,100	621,911
The Okinawa Electric Power Co Inc	57,802	777,309
Toho Zinc Co Ltd *	18,600	421,106
Tokai Rika Co Ltd	36,300	614,367
Tokyo Electron Device Ltd	25,300	776,372
Tokyo Steel Manufacturing Co Ltd	100,000	647,789
Towa Pharmaceutical Co Ltd	32,000	593,910
Toyo Corp	68,500	774,782
Ube Industries Ltd	25,100	456,159
UNITED Inc	47,000	623,626
Warabeya Nichiyo Holdings Co Ltd	35,500	487,835
Will Group Inc	74,200	725,557
Yamaguchi Financial Group Inc	122,200	689,836
Yurtec Corp	85,000	687,185

		59,213,949

Jordan - 0.4%

Hikma Pharmaceuticals PLC	36,367	1,249,956

Luxembourg - 0.5%

APERAM SA	30,637	1,274,973

Malta - 0.4%

Kindred Group PLC SDR *	110,000	1,076,277

Netherlands - 3.9%

ASM International NV	10,767	2,349,586
ASR Nederland NV	46,487	1,859,994
BE Semiconductor Industries NV	26,128	1,569,021
Intertrust NV * ~	25,373	430,237
NSI NV REIT	18,000	718,731
Randstad NV *	22,000	1,424,119
SBM Offshore NV	59,625	1,126,427
Signify NV * ~	33,964	1,426,019

		10,904,134

Norway - 1.3%

Aker Solutions ASA *	477,211	914,494
Europris ASA ~	183,267	1,092,217
SpareBank 1 SMN	92,123	1,048,497
XXL ASA * ~	200,000	448,618

		3,503,826

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Singapore - 1.3%

AEM Holdings Ltd	396,800	$1,037,139
First Real Estate Investment Trust REIT	800,000	142,372
Hi-P International Ltd	700,000	1,064,835
IGG Inc	600,000	629,110
UMS Holdings Ltd	941,900	770,258

		3,643,714

South Korea - 5.4%

Binggrae Co Ltd *	12,000	631,483
Daesang Corp *	26,222	630,119
Dongkuk Steel Mill Co Ltd *	110,867	830,109
DY POWER Corp *	50,000	549,047
F&F Co Ltd *	7,482	582,266
Huchems Fine Chemical Corp *	33,363	789,073
i-SENS Inc	30,880	854,091
InBody Co Ltd *	28,988	463,324
INTOPS Co Ltd	42,000	1,168,145
JW Life Science Corp *	30,788	589,415
Korea Asset In Trust Co Ltd	193,658	703,149
Korea Petrochemical Ind Co Ltd *	4,081	865,899
Korean Reinsurance Co *	90,000	654,392
Kumho Petrochemical Co Ltd *	6,500	869,644
LG Hausys Ltd *	13,514	971,514
LOTTE Fine Chemical Co Ltd *	17,952	913,692
MagnaChip Semiconductor Corp *	50,000	676,000
Poongsan Corp *	33,426	861,964
Tovis Co Ltd *	80,000	567,005
Value Added Technology Co Ltd *	30,000	620,639

		14,790,970

Spain - 2.9%

Acerinox SA	80,882	895,763
Cia de Distribucion Integral Logista Holdings SA	35,000	680,166
Enagas SA	56,870	1,251,124
Ercros SA	222,807	583,422
Faes Farma SA	175,000	746,147
Lar Espana Real Estate Socimi SA REIT	60,000	342,306
Pharma Mar SA	7,698	672,946
Sacyr SA	284,402	702,781
Tecnicas Reunidas SA *	25,910	343,544
Vidrala SA	5,905	684,594
Viscofan SA	16,000	1,134,669

		8,037,462

Sweden - 3.8%

Axfood AB	30,000	698,860
Betsson AB *	103,414	922,970
Evolution Gaming Group AB ~	15,000	1,508,017
Inwido AB *	89,483	1,312,104
LeoVegas AB ~	143,166	609,259
Resurs Holding AB * ~	120,000	654,116
Sweco AB ‘B’	90,000	1,651,758
Tethys Oil AB	70,000	418,591
Trelleborg AB ‘B’ *	45,000	999,540
Wihlborgs Fastigheter AB	73,057	1,651,307

		10,426,522

Switzerland - 6.8%

Adecco Group AG	27,000	1,798,290
ALSO Holding AG	3,586	1,020,342
BKW AG	11,688	1,317,009
Cembra Money Bank AG	11,323	1,371,452
Emmi AG	800	824,430
Forbo Holding AG	541	931,328
Galenica AG ~	16,776	1,114,101
Helvetia Holding AG	9,880	1,043,570
Interroll Holding AG	350	1,068,152

	Shares	Value
Julius Baer Group Ltd	20,000	$1,152,230
Logitech International SA	27,327	2,653,313
Sonova Holding AG *	7,046	1,832,619
Sulzer AG	7,500	793,174
Swiss Life Holding AG	4,177	1,948,447

		18,868,457

United Kingdom - 11.3%

Aggreko PLC	68,575	587,836
Auto Trader Group PLC ~	168,237	1,369,406
B&M European Value Retail SA	200,000	1,407,952
Balfour Beatty PLC *	268,708	994,578
boohoo Group PLC *	200,000	938,858
Derwent London PLC REIT	24,599	1,045,436
Drax Group PLC	216,457	1,111,217
Empiric Student Property PLC REIT	400,000	409,703
Fevertree Drinks PLC	31,623	1,092,788
G4S PLC *	480,000	1,667,292
Great Portland Estates PLC REIT	95,480	873,348
Halfords Group PLC	199,780	729,442
IG Group Holdings PLC	101,214	1,188,976
IMI PLC	85,000	1,354,510
Inchcape PLC *	121,257	1,067,457
ITV PLC *	800,000	1,165,750
Jupiter Fund Management PLC	180,000	695,128
Keller Group PLC	149,796	1,429,826
Man Group PLC	467,071	881,925
Pagegroup PLC *	126,922	775,712
Paragon Banking Group PLC	185,000	1,239,915
Quilter PLC ~	500,000	1,047,153
Reach PLC *	403,190	796,706
Rightmove PLC *	163,484	1,452,519
Rotork PLC	230,000	1,000,464
Royal Mail PLC *	225,000	1,037,024
Spirent Communications PLC	313,621	1,133,847
Stagecoach Group PLC	350,000	352,837
Tate & Lyle PLC	139,478	1,285,178
Team17 Group PLC *	90,000	974,755

		31,107,538

United States - 1.1%

Argonaut Gold Inc *	432,300	930,554
Caesarstone Ltd	45,000	580,050
Inmode Ltd *	29,400	1,395,912

		2,906,516

Total Common Stocks (Cost $219,216,805)		273,062,113

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $1,371,127; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $1,398,600)	$1,371,127	1,371,127

Total Short-Term Investment (Cost $1,371,127)		1,371,127

TOTAL INVESTMENTS - 99.6% (Cost $221,258,983)		274,975,067

OTHER ASSETS & LIABILITIES, NET - 0.4%		1,085,243

NET ASSETS - 100.0%		$276,060,310

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	19.7%
Industrial	19.4%
Consumer, Non-Cyclical	17.8%
Consumer, Cyclical	12.6%
Basic Materials	9.1%
Technology	8.7%
Communications	6.7%
Others (each less than 3.0%)	5.6%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	21.4%
United Kingdom	11.3%
Canada	10.1%
Switzerland	6.8%
Germany	6.3%
South Korea	5.4%
Netherlands	3.9%
Sweden	3.8%
France	3.5%
Denmark	3.5%
Australia	3.3%
Italy	3.0%
Others (each less than 3.0%)	17.3%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$541,827	$-	$541,827	$-
	Common Stocks
	Australia	9,164,746	1,191,118	7,973,628	-
	Austria	2,621,647	930,808	1,690,839	-
	Belgium	3,414,441	-	3,414,441	-
	Canada	27,896,469	27,896,469	-	-
	China	3,427,304	-	3,427,304	-
	Denmark	9,556,607	-	9,556,607	-
	Finland	3,626,811	991,980	2,634,831	-
	France	9,643,593	2,915,922	6,727,671	-
	Georgia	435,485	-	435,485	-
	Germany	16,787,840	3,795,183	12,992,657	-
	Hong Kong	5,737,149	-	5,737,149	-
	Ireland	2,123,767	2,123,767	-	-
	Israel	2,468,469	-	2,468,469	-
	Italy	8,326,253	621,576	7,704,677	-
	Ivory Coast	827,238	827,238	-	-
	Japan	59,213,949	-	59,213,949	-
	Jordan	1,249,956	-	1,249,956	-
	Luxembourg	1,274,973	-	1,274,973	-
	Malta	1,076,277	-	1,076,277	-
	Netherlands	10,904,134	430,237	10,473,897	-
	Norway	3,503,826	1,092,217	2,411,609	-
	Singapore	3,643,714	-	3,643,714	-
	South Korea	14,790,970	676,000	14,114,970	-
	Spain	8,037,462	2,161,569	5,875,893	-
	Sweden	10,426,522	2,070,349	8,356,173	-
	Switzerland	18,868,457	-	18,868,457	-
	United Kingdom	31,107,538	5,331,642	25,775,896	-
	United States	2,906,516	2,906,516	-	-

	Total Common Stocks	273,062,113	55,962,591	217,099,522	-

	Short-Term Investment	1,371,127	-	1,371,127	-

	Total	$274,975,067	$55,962,591	$219,012,476	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 97.7%

Argentina - 0.2%

YPF SA ADR *	541,785	$2,546,389

Austria - 0.6%

Erste Group Bank AG *	254,357	7,748,404

Belgium - 1.0%

Ageas SA NV	255,535	13,570,724

Canada - 2.4%

ARC Resources Ltd	523,575	2,467,947
Barrick Gold Corp (TSE)	629,713	14,346,514
Cameco Corp (NYSE)	356,933	4,782,902
Kinross Gold Corp	1,115,103	8,184,856
Tourmaline Oil Corp	182,667	2,462,539

		32,244,758

China - 3.2%

China Mobile Ltd	1,698,441	9,681,875
China Telecom Corp Ltd ‘H’	25,181,753	6,946,600
China Unicom Hong Kong Ltd	15,523,342	8,855,669
Dongfeng Motor Group Co Ltd ‘H’	14,784,229	17,275,822

		42,759,966

Denmark - 1.3%

AP Moller - Maersk AS ‘B’	7,634	16,987,573
The Drilling Co of 1972 A/S *	20,256	634,316

		17,621,889

Finland - 1.1%

Nokia Oyj (OMXH) *	3,968,782	15,328,716

France - 13.5%

AXA SA	871,246	20,894,514
BNP Paribas SA *	416,600	21,993,227
Cie de Saint-Gobain *	667,376	30,694,209
Dassault Aviation SA *	4,573	4,979,645
Engie SA *	1,342,290	20,577,316
Renault SA *	286,187	12,526,954
Rexel SA *	1,158,603	18,286,630
SCOR SE *	196,706	6,380,461
Societe Generale SA *	599,237	12,457,302
TOTAL SE	729,331	31,479,529

		180,269,787

Germany - 3.0%

CECONOMY AG *	858,931	5,944,359
Daimler AG	393,170	27,867,612
METRO AG	278,105	3,123,841
Salzgitter AG *	101,332	2,686,292

		39,622,104

Hong Kong - 0.7%

CK Asset Holdings Ltd	1,728,839	8,846,294

India - 1.1%

Canara Bank *	2,211,228	3,911,435
NTPC Ltd	834,560	1,136,346
Oil & Natural Gas Corp Ltd	3,727,767	4,755,891
Zee Entertainment Enterprises Ltd	1,793,794	5,504,668

		15,308,340

	Shares	Value
Indonesia - 0.3%

P.T. Bank Mandiri Persero Tbk ADR	436,356	$3,883,568

Ireland - 1.3%

AIB Group PLC *	3,653,232	7,502,326
Bank of Ireland Group PLC *	2,612,722	10,547,527

		18,049,853

Italy - 4.2%

Assicurazioni Generali SPA	737,294	12,908,832
BPER Banca *	2,403,727	4,382,223
Eni SPA	1,824,930	19,051,737
Saipem SPA	2,210,175	5,999,524
UniCredit SPA *	1,511,318	14,160,137

		56,502,453

Japan - 26.1%

Benesse Holdings Inc	45,199	883,028
Canon Inc	264,975	5,133,234
Chiyoda Corp *	507,133	1,394,122
Citizen Watch Co Ltd	1,198,316	3,421,597
Dai-ichi Life Holdings Inc	770,467	11,607,390
DeNA Co Ltd	399,108	7,104,499
Eisai Co Ltd	85,136	6,088,343
Fuji Media Holdings Inc	267,196	2,851,749
Fujitsu Ltd	39,035	5,641,940
Gree Inc	1,084,646	6,362,376
Hino Motors Ltd	1,493,540	12,750,028
Honda Motor Co Ltd	1,049,177	29,603,868
Inpex Corp	1,685,877	9,090,769
Isuzu Motors Ltd	1,508,620	14,361,510
Japan Airlines Co Ltd *	635,310	12,251,516
JGC Holdings Corp	921,058	8,626,805
Kamigumi Co Ltd	301,090	5,500,425
Mitsubishi Estate Co Ltd	734,376	11,803,499
Mitsubishi Heavy Industries Ltd	197,610	6,052,020
Mitsubishi Motors Corp *	1,772,259	3,728,746
Mitsubishi UFJ Financial Group Inc	4,546,225	20,128,946
Nikon Corp	806,869	5,097,697
Nippon Television Holdings Inc	490,250	5,344,631
Nissan Motor Co Ltd *	2,086,011	11,307,029
Nitto Denko Corp	91,544	8,200,514
Nomura Holdings Inc	1,872,018	9,897,485
Resona Holdings Inc	3,489,170	12,214,776
Shimamura Co Ltd	148,187	15,570,731
Sumitomo Heavy Industries Ltd	244,030	6,031,677
Sumitomo Mitsui Financial Group Inc	597,112	18,509,366
Sumitomo Mitsui Trust Holdings Inc	432,204	13,335,524
T&D Holdings Inc	1,704,876	20,166,712
Takeda Pharmaceutical Co Ltd	586,975	21,242,247
THK Co Ltd	365,281	11,813,496
Z Holdings Corp	918,028	5,555,203

		348,673,498

Luxembourg - 0.6%

RTL Group SA *	155,265	7,553,768

Malaysia - 0.4%

CIMB Group Holdings Bhd	5,421,140	5,804,197

Netherlands - 5.7%

ABN AMRO Bank NV CVA * ~	1,210,535	11,861,896
ING Groep NV *	2,305,070	21,432,171
PostNL NV *	2,310,453	7,875,719
Royal Dutch Shell PLC ‘B’	2,060,787	34,927,682

		76,097,468

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Norway - 1.4%

Norsk Hydro ASA	4,038,134	$18,793,778

Russia - 1.9%

Gazprom PJSC ADR (OTC)	393,922	2,205,963
Gazprom PJSC ADR (SEAQ)	1,352,235	7,549,712
LUKOIL PJSC ADR (OTC)	46,216	3,159,326
Sberbank of Russia PJSC ADR (OTC)	122,282	1,773,089
Sberbank of Russia PJSC ADR (SEAQ)	432,332	6,250,750
VEON Ltd ADR	2,690,742	4,063,020

		25,001,860

South Africa - 2.4%

Anglo American PLC	508,430	16,789,496
Gold Fields Ltd ADR	714,666	6,624,954
Impala Platinum Holdings Ltd	271,597	3,738,291
MTN Group Ltd	1,050,697	4,336,410

		31,489,151

South Korea - 4.2%

Hankook Tire & Technology Co Ltd *	268,650	9,760,124
KB Financial Group Inc *	444,345	17,648,056
KT Corp ADR *	1,280,452	14,097,777
Shinhan Financial Group Co Ltd *	503,985	14,954,774

		56,460,731

Spain - 1.2%

CaixaBank SA (SIBE)	6,116,219	15,720,364

Switzerland - 6.6%

Adecco Group AG	387,481	25,807,532
Julius Baer Group Ltd	157,146	9,053,418
LafargeHolcim Ltd (XVTX)	468,289	25,703,337
UBS Group AG (XVTX)	1,994,686	28,084,841

		88,649,128

Taiwan - 1.6%

Catcher Technology Co Ltd	560,920	4,124,449
Hon Hai Precision Industry Co Ltd	3,632,473	11,910,673
Shin Kong Financial Holding Co Ltd	16,057,438	5,049,815

		21,084,937

Thailand - 1.0%

Kasikornbank PCL	2,115,778	8,052,502
Kasikornbank PCL NVDR	1,449,989	5,467,309

		13,519,811

Turkey - 0.3%

Turk Telekomunikasyon AS	4,040,288	4,642,010

United Kingdom - 10.0%

Babcock International Group PLC *	1,759,504	6,723,504
BAE Systems PLC	554,829	3,700,030
BP PLC	6,396,103	22,071,301
BT Group PLC	5,966,040	10,753,543
Centrica PLC *	8,232,003	5,223,362
J Sainsbury PLC	6,071,124	18,660,856
Kingfisher PLC *	3,660,369	13,525,577
Land Securities Group PLC REIT	686,910	6,344,308
Marks & Spencer Group PLC *	3,106,699	5,762,560
Standard Chartered PLC *	2,520,118	16,002,607
The British Land Co PLC REIT	1,026,098	6,872,302
WPP PLC	1,691,618	18,330,354

		133,970,304

	Shares	Value
United States - 0.4%

Ovintiv Inc	326,715	$4,694,491

Total Common Stocks (Cost $1,311,096,754)		1,306,458,741

EXCHANGE-TRADED FUND - 0.4%

iShares Core MSCI EAFE	76,368	5,276,265

Total Exchange-Traded Fund (Cost $5,174,109)		5,276,265

	Principal Amount

SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $15,791,133; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $16,107,000)	$15,791,133	15,791,133

Total Short-Term Investment (Cost $15,791,133)		15,791,133

TOTAL INVESTMENTS - 99.3% (Cost $1,332,061,996)		1,327,526,139

OTHER ASSETS & LIABILITIES, NET - 0.7%		9,891,594

NET ASSETS - 100.0%		$1,337,417,733

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.4%
Consumer, Cyclical	16.0%
Energy	11.4%
Industrial	11.3%
Communications	9.3%
Basic Materials	6.3%
Consumer, Non-Cyclical	6.2%
Others (each less than 3.0%)	5.4%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of December 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	26.1%
France	13.5%
United Kingdom	10.0%
Switzerland	6.6%
Netherlands	5.7%
Italy	4.2%
South Korea	4.2%
China	3.2%
Germany	3.0%
Others (each less than 3.0%)	22.8%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Argentina	$2,546,389	$2,546,389	$-	$-
	Austria	7,748,404	-	7,748,404	-
	Belgium	13,570,724	-	13,570,724	-
	Canada	32,244,758	32,244,758	-	-
	China	42,759,966	-	42,759,966	-
	Denmark	17,621,889	-	17,621,889	-
	Finland	15,328,716	-	15,328,716	-
	France	180,269,787	-	180,269,787	-
	Germany	39,622,104	8,630,651	30,991,453	-
	Hong Kong	8,846,294	-	8,846,294	-
	India	15,308,340	-	15,308,340	-
	Indonesia	3,883,568	3,883,568	-	-
	Ireland	18,049,853	-	18,049,853	-
	Italy	56,502,453	-	56,502,453	-
	Japan	348,673,498	-	348,673,498	-
	Luxembourg	7,553,768	-	7,553,768	-
	Malaysia	5,804,197	-	5,804,197	-
	Netherlands	76,097,468	-	76,097,468	-
	Norway	18,793,778	-	18,793,778	-
	Russia	25,001,860	11,201,398	13,800,462	-
	South Africa	31,489,151	6,624,954	24,864,197	-
	South Korea	56,460,731	14,097,777	42,362,954	-
	Spain	15,720,364	-	15,720,364	-
	Switzerland	88,649,128	-	88,649,128	-
	Taiwan	21,084,937	-	21,084,937	-
	Thailand	13,519,811	-	13,519,811	-
	Turkey	4,642,010	4,642,010	-	-
	United Kingdom	133,970,304	-	133,970,304	-
	United States	4,694,491	4,694,491	-	-

	Total Common Stocks	1,306,458,741	88,565,996	1,217,892,745	-

	Exchange-Traded Fund	5,276,265	5,276,265	-	-
	Short-Term Investment	15,791,133	-	15,791,133	-

	Total	$1,327,526,139	$93,842,261	$1,233,683,878	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical – 0.0%

Cerevel Therapeutics Holdings Inc Exercise @ $11.50 Exp 10/27/25 *	3,656	$20,656

Diversified - 0.0%

Deerfield Healthcare Technology Acquisitions Corp Exercise @ $11.50 Exp 07/16/25 *	3,646	14,949
Longview Acquisition Corp Exercise @ $11.50 Exp 06/29/25 *	10,386	68,444
Panacea Acquisition Corp Exercise @ $11.50 Exp 07/07/27 *	3,472	11,110

		94,503

Total Warrants (Cost $55,870)		115,159

COMMON STOCKS - 98.6%

Consumer, Non-Cyclical - 97.4%

Abbott Laboratories	201,534	22,065,958
ABIOMED Inc *	9,188	2,978,750
Acceleron Pharma Inc *	32,755	4,190,675
Agios Pharmaceuticals Inc *	18,111	784,750
Alcon Inc * (Switzerland)	99,213	6,546,074
Alexion Pharmaceuticals Inc *	22,323	3,487,746
Allakos Inc *	21,441	3,001,740
Allogene Therapeutics Inc *	6,829	172,364
Alnylam Pharmaceuticals Inc *	27,007	3,510,100
Amedisys Inc *	15,548	4,560,695
AmerisourceBergen Corp	11,896	1,162,953
Amgen Inc	47,360	10,889,011
Annexon Inc *	4,615	115,513
Anthem Inc	33,388	10,720,553
Apellis Pharmaceuticals Inc *	20,019	1,145,087
Arcutis Biotherapeutics Inc *	9,909	278,740
Arena Pharmaceuticals Inc *	12,564	965,292
Atreca Inc ‘A‘*	17,423	281,381
Avantor Inc *	121,214	3,412,174
Baxter International Inc	80,963	6,496,471
Becton Dickinson and Co	26,591	6,653,600
Biogen Inc *	9,470	2,318,824
BioMarin Pharmaceutical Inc *	29,902	2,622,106
Blueprint Medicines Corp *	8,572	961,350
Boston Scientific Corp *	317,267	11,405,749
Bristol-Myers Squibb Co	139,881	8,676,818
Cardinal Health Inc	21,235	1,137,347
Centene Corp *	83,497	5,012,325
Cerevel Therapeutics Holdings Inc *	10,968	181,849
ChemoCentryx Inc *	7,890	488,549
Cigna Corp	63,136	13,143,652
Cytokinetics Inc *	13,870	288,219
Dicerna Pharmaceuticals Inc *	12,595	277,468
Edwards Lifesciences Corp *	134,980	12,314,225
Eidos Therapeutics Inc *	8,403	1,105,667
Eisai Co Ltd (Japan)	20,400	1,458,868
Eli Lilly & Co	75,627	12,768,863
Encompass Health Corp	33,393	2,761,267
Envista Holdings Corp *	31,973	1,078,449
FibroGen Inc *	5,014	185,969
Forma Therapeutics Holdings Inc *	9,996	348,860
Galapagos NV ADR * (Belgium)	6,142	607,935
Genmab AS * (Denmark)	12,524	5,078,405
Genmab AS ADR * (Denmark)	41,430	1,684,544
Gilead Sciences Inc	65,529	3,817,720
Global Blood Therapeutics Inc *	5,820	252,064

	Shares	Value
Halozyme Therapeutics Inc *	26,791	$1,144,244
Hansoh Pharmaceutical Group Co Ltd * ~ (China)	774,507	3,753,453
Hua Medicine * ~ (China)	334,500	249,825
Humana Inc	30,277	12,421,745
Illumina Inc *	12,352	4,570,240
Immunovant Inc *	25,960	1,199,092
Incyte Corp *	20,808	1,809,880
Intellia Therapeutics Inc *	11,822	643,117
Intuitive Surgical Inc *	12,062	9,867,922
Iovance Biotherapeutics Inc *	26,500	1,229,600
IQVIA Holdings Inc *	31,645	5,669,835
Johnson & Johnson	127,582	20,078,855
Kodiak Sciences Inc *	7,708	1,132,382
Krystal Biotech Inc *	4,326	259,560
LHC Group Inc *	16,858	3,596,149
Masimo Corp *	20,826	5,589,282
McKesson Corp	5,210	906,123
Medtronic PLC	118,599	13,892,687
Merck & Co Inc	89,477	7,319,219
Merck KGaA (Germany)	20,801	3,567,669
Mersana Therapeutics Inc *	49,042	1,305,008
Mirati Therapeutics Inc *	9,246	2,030,791
Molecular Templates Inc *	18,880	177,283
Nektar Therapeutics *	20,913	355,521
Neurocrine Biosciences Inc *	15,608	1,496,027
Nevro Corp *	13,767	2,383,068
Pfizer Inc	277,969	10,232,039
PPD Inc *	68,320	2,337,910
Prothena Corp PLC * (Ireland)	18,100	217,381
Quest Diagnostics Inc	10,887	1,297,404
RAPT Therapeutics Inc *	7,339	144,945
Regeneron Pharmaceuticals Inc *	9,605	4,640,272
Relay Therapeutics Inc *	9,429	391,869
ResMed Inc	21,704	4,613,402
Roche Holding AG (Switzerland)	10,452	3,640,416
Royalty Pharma PLC ‘A’	13,430	672,171
Sanofi (France)	59,100	5,728,150
Sanofi ADR (France)	46,250	2,247,287
Sarepta Therapeutics Inc *	7,480	1,275,265
Seagen Inc *	55,436	9,709,061
Seres Therapeutics Inc *	20,160	493,920
SI-BONE Inc *	4,104	122,710
Silk Road Medical Inc *	8,105	510,453
Stoke Therapeutics Inc *	7,275	450,541
Straumann Holding AG (Switzerland)	2,310	2,705,982
Stryker Corp	52,450	12,852,348
Taysha Gene Therapies Inc *	11,664	309,563
TCR2 Therapeutics Inc *	8,814	272,617
Teladoc Health Inc *	18,740	3,747,250
Teleflex Inc	16,134	6,640,270
Thermo Fisher Scientific Inc	32,221	15,007,897
UnitedHealth Group Inc	102,577	35,971,702
Vertex Pharmaceuticals Inc *	14,902	3,521,939
Viatris Inc *	34,490	646,343
WuXi AppTec Co Ltd ‘H’ ~ (China)	202,722	3,976,840
Wuxi Biologics Cayman Inc * ~ (China)	306,000	4,057,968
Zimmer Biomet Holdings Inc	45,205	6,965,638
Zoetis Inc	47,069	7,789,919

		443,236,768

Diversified - 0.7%

ARYA Sciences Acquisition Corp III ‘A‘*	13,880	150,598
BCTG Acquisition Corp *	8,240	94,265
Deerfield Healthcare Technology Acquisitions Corp ‘A‘*	18,233	284,435
FS Development Corp ‘A‘*	2,554	28,094
Health Assurance Acquisition Corp UNIT *	76,534	843,405
Health Sciences Acquisitions Corp 2 *	11,840	151,670
Helix Acquisition Corp ‘A‘*	10,006	108,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Longview Acquisition Corp ‘A‘*	31,158	$616,617
MedTech Acquisition Corp UNIT *	35,852	376,446
Panacea Acquisition Corp ‘A‘*	10,416	121,867
Therapeutics Acquisition Corp ‘A‘*	23,300	325,035

		3,100,797

Financial - 0.1%

GoHealth Inc ‘A‘*	31,489	430,140
Selectquote Inc *	8,500	176,375

		606,515

Industrial - 0.3%

Agilent Technologies Inc	11,877	1,407,306

Technology - 0.1%

Oak Street Health Inc *	3,809	232,958

Total Common Stocks (Cost $296,305,533)		448,584,344

	Principal Amount

SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $6,193,600; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $6,317,500)	$6,193,600	6,193,600

Total Short-Term Investment (Cost $6,193,600)		6,193,600

TOTAL INVESTMENTS - 100.0% (Cost $302,555,003)		454,893,103

OTHER ASSETS & LIABILITIES, NET - 0.0%		181,852

NET ASSETS - 100.0%		$455,074,955

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	19.7%
Medical-Biomedical/Gene	17.9%
Medical-HMO	14.1%
Medical Products	13.9%
Medical Instruments	12.0%
Medical Labs & Testing Service	4.7%
Diagnostic Equipment	4.0%
Others (each less than 3.0%)	12.3%

98.6%
Short-Term Investment	1.4%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$115,159	$115,159	$-	$-
	Common Stocks
	Consumer, Non-Cyclical	443,236,768	409,269,017	33,967,751	-
	Diversified	3,100,797	3,100,797	-	-
	Financial	606,515	606,515	-	-
	Industrial	1,407,306	1,407,306	-	-
	Technology	232,958	232,958	-	-

	Total Common Stocks	448,584,344	414,616,593	33,967,751	-

	Short-Term Investment	6,193,600	-	6,193,600	-

	Total	$454,893,103	$414,731,752	$40,161,351	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 99.3%

Consumer, Cyclical - 0.5%

Choice Hotels International Inc	24,075	$2,569,525

Financial - 98.8%

Agree Realty Corp REIT	105,146	7,000,621
Alexandria Real Estate Equities Inc REIT	100,966	17,994,160
American Assets Trust Inc REIT	131,108	3,786,399
American Campus Communities Inc REIT	98,263	4,202,708
American Homes 4 Rent ‘A’ REIT	684,848	20,545,440
American Tower Corp REIT	70,687	15,866,404
Apartment Income Corp REIT *	257,071	9,874,097
Apartment Investment and Management Co ‘A’ REIT	257,071	1,357,335
Apple Hospitality REIT Inc	294,725	3,804,900
AvalonBay Communities Inc REIT	153,093	24,560,710
Boston Properties Inc REIT	41,587	3,931,219
Brandywine Realty Trust REIT	180,856	2,153,995
Broadstone Net Lease Inc ‘A’	64,117	1,255,411
Camden Property Trust REIT	78,472	7,840,922
CoreSite Realty Corp REIT	52,382	6,562,417
Cousins Properties Inc REIT	298,309	9,993,351
CubeSmart REIT	226,934	7,627,252
CyrusOne Inc REIT	67,146	4,911,730
DiamondRock Hospitality Co REIT	307,206	2,534,449
Digital Realty Trust Inc REIT	40,139	5,599,792
Equinix Inc REIT	52,927	37,799,405
Equity LifeStyle Properties Inc REIT	155,136	9,829,417
Equity Residential REIT	69,495	4,119,664
Essex Property Trust Inc REIT	87,594	20,796,567
Extra Space Storage Inc REIT	105,001	12,165,416
First Industrial Realty Trust Inc REIT	135,114	5,692,353
Healthcare Realty Trust Inc REIT	183,455	5,430,268
Healthcare Trust of America Inc ‘A’ REIT	576,160	15,867,446
Invitation Homes Inc REIT	895,394	26,593,202
Kilroy Realty Corp REIT	101,008	5,797,859
Park Hotels & Resorts Inc REIT	227,282	3,897,886
Prologis Inc REIT	436,117	43,463,420
PS Business Parks Inc REIT	67,371	8,951,585
Public Storage REIT	21,846	5,044,897
Regency Centers Corp REIT	195,103	8,894,746
Rexford Industrial Realty Inc REIT	131,649	6,465,282
Sabra Health Care REIT Inc	367,008	6,374,929
Simon Property Group Inc REIT	59,077	5,038,087
STORE Capital Corp REIT	366,108	12,440,350
Sun Communities Inc REIT	116,109	17,642,763
Terreno Realty Corp REIT	166,168	9,722,490

	Shares	Value
VICI Properties Inc REIT	342,577	$8,735,713
Welltower Inc REIT	419,239	27,091,224
Weyerhaeuser Co REIT	96,445	3,233,801

		472,492,082

Total Common Stocks (Cost $439,134,432)		475,061,607

	Principal Amount

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $1,686,575; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $1,720,400)	$1,686,575	1,686,575

Total Short-Term Investment (Cost $1,686,575)		1,686,575

TOTAL INVESTMENTS - 99.7% (Cost $440,821,007)		476,748,182

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,574,018

NET ASSETS - 100.0%		$478,322,200

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by real estate sector as a percentage of net assets was as follows:

REITS-Apartments	25.1%
REITS-Diversified	18.4%
REITS-Warehouse/Industrial	14.7%
REITS-Health Care	11.4%
REITS-Office Property	9.1%
REITS-Manufactured Homes	5.7%
REITS-Storage	5.2%
REITS-Single Tenant	4.1%
Others (each less than 3.0%)	5.6%

99.3%
Short-Term Investment	0.4%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$475,061,607	$475,061,607	$-	$-
	Short-Term Investment	1,686,575	-	1,686,575	-

	Total	$476,748,182	$475,061,607	$1,686,575	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 99.2%

Communications - 30.9%

Airbnb Inc ‘A‘*	605	$88,814
Alibaba Group Holding Ltd ADR * (China)	21,850	5,085,150
Allegro.eu SA * ~ (Poland)	35,643	808,138
Alphabet Inc ‘A‘*	5,705	9,998,811
Amazon.com Inc *	8,309	27,061,831
Booking Holdings Inc *	1,219	2,715,042
Charter Communications Inc ‘A‘*	4,932	3,262,765
Chewy Inc ‘A‘*	24,893	2,237,632
ContextLogic Inc ‘A‘*	39,180	714,643
Eventbrite Inc ‘A‘*	40,048	724,869
Facebook Inc ‘A‘*	41,803	11,418,907
Farfetch Ltd ‘A‘* (United Kingdom)	37,869	2,416,421
Match Group Inc *	16,952	2,562,973
MercadoLibre Inc * (Argentina)	1,040	1,742,229
Okta Inc *	9,246	2,350,888
Pinterest Inc ‘A‘*	30,745	2,026,096
Q2 Holdings Inc *	12,832	1,623,633
Shopify Inc ‘A‘* (Canada)	564	638,420
Tencent Holdings Ltd (China)	78,000	5,612,394
Wix.com Ltd * (Israel)	6,927	1,731,473
Wolters Kluwer NV (Netherlands)	19,125	1,613,522
Zendesk Inc *	17,177	2,458,372

		88,893,023

Consumer, Cyclical - 0.5%

DraftKings Inc ‘A‘*	29,104	1,355,082

Consumer, Non-Cyclical - 11.1%

Adaptive Biotechnologies Corp *	17,447	1,031,641
Bio-Techne Corp	4,830	1,533,766
Dun & Bradstreet Holdings Inc *	47,423	1,180,833
Global Payments Inc	35,272	7,598,294
Guardant Health Inc *	13,846	1,784,472
IHS Markit Ltd	6,364	571,678
Maravai LifeSciences Holdings Inc ‘A‘*	20,155	565,348
Nuvei Corp * (Canada)	24,820	1,494,909
PayPal Holdings Inc *	45,567	10,671,791
Square Inc ‘A‘*	9,280	2,019,699
Teladoc Health Inc *	1,107	221,356
TransUnion	16,857	1,672,552
Verisk Analytics Inc	7,461	1,548,829

		31,895,168

Financial - 7.5%

Mastercard Inc ‘A’	32,781	11,700,850
Nasdaq Inc	12,524	1,662,436
Tradeweb Markets Inc ‘A’	11,577	722,984
Visa Inc ‘A’	33,771	7,386,731

		21,473,001

Technology - 49.2%

Activision Blizzard Inc	49,072	4,556,335
Adobe Inc *	20,086	10,045,410
Advanced Micro Devices Inc *	66,130	6,064,782
Allegro MicroSystems Inc * (Japan)	43,558	1,161,256
Apple Inc	71,935	9,545,055
Asana Inc ‘A‘*	40,365	1,192,786
ASML Holding NV (Netherlands)	3,803	1,854,799
Atlassian Corp PLC ‘A‘*	8,855	2,070,919
Autodesk Inc *	11,134	3,399,656
Bentley Systems Inc ‘B’	8,787	355,961
Black Knight Inc *	21,661	1,913,749
CACI International Inc ‘A‘*	4,886	1,218,226
Clarivate PLC * (United Kingdom)	70,757	2,102,190
Constellation Software Inc (Canada)	1,895	2,460,746

	Shares	Value
Coupa Software Inc *	404	$136,920
DocuSign Inc *	9,567	2,126,744
Electronic Arts Inc	22,315	3,204,434
Endava PLC ADR * (United Kingdom)	31,306	2,402,735
EPAM Systems Inc *	6,859	2,457,923
Fidelity National Information Services Inc	28,962	4,096,965
HubSpot Inc *	8,170	3,238,915
KLA Corp	12,770	3,306,281
Lam Research Corp	9,403	4,440,755
Marvell Technology Group Ltd	57,818	2,748,668
Microsoft Corp	118,814	26,426,610
NetEase Inc ADR (China)	28,435	2,723,220
NVIDIA Corp	11,698	6,108,696
Ping Identity Holding Corp *	27,322	782,502
Rakus Co Ltd (Japan)	49,500	1,146,489
RingCentral Inc ‘A‘*	12,709	4,816,330
salesforce.com Inc*	28,893	6,429,559
Sea Ltd ADR * (Taiwan)	5,681	1,130,803
ServiceNow Inc *	10,537	5,799,881
Skyworks Solutions Inc	21,469	3,282,181
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	5,327	580,856
Take-Two Interactive Software Inc *	14,442	3,000,903
The Descartes Systems Group Inc * (Canada)	24,688	1,443,964
Topicus.com Inc * ± (Canada)	3,524	13,324
Twilio Inc ‘A‘*	5,576	1,887,476

		141,675,004

Total Common Stocks (Cost $160,263,697)		285,291,278

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $2,147,341; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $2,190,300)	$2,147,341	2,147,341

Total Short-Term Investment (Cost $2,147,341)		2,147,341

TOTAL INVESTMENTS - 99.9% (Cost $162,411,038)		287,438,619

OTHER ASSETS & LIABILITIES, NET - 0.1%		173,263

NET ASSETS - 100.0%		$287,611,882

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by technology sector as a percentage of net assets was as follows:

E-Commerce/Products	13.1%
Applications Software	12.1%
Commercial Services-Finance	8.4%
Finance-Credit Card	6.6%
Enterprise Software/Serv	6.4%
Electronic Components-Semiconductor	6.3%
Entertainment Software	5.1%
Internet Content-Entertainment	4.7%
Semiconductor Equipment	3.7%
Electronic Forms	3.5%
Web Portals/ISP	3.5%
Computers	3.3%
Others (each less than 3.0%)	22.5%

99.2%
Short-Term Investment	0.7%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Communications	$88,893,023	$83,280,629	$5,612,394	$-
	Consumer, Cyclical	1,355,082	1,355,082	-	-
	Consumer, Non-Cyclical	31,895,168	31,895,168	-	-
	Financial	21,473,001	21,473,001	-	-
	Technology	141,675,004	140,515,191	1,146,489	13,324

	Total Common Stocks	285,291,278	278,519,071	6,758,883	13,324

	Short-Term Investment	2,147,341	-	2,147,341	-

	Total	$287,438,619	$278,519,071	$8,906,224	$13,324

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PSF DFA BALANCED ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value

MUTUAL FUNDS - 100.0%

DFA Intermediate Government Fixed Income Portfolio ‘I’	3,128,265	$41,887,465
DFA Intermediate Term Extended Quality Portfolio ‘I’	5,280,198	63,203,970
DFA Large Cap International Portfolio ‘I’	1,915,922	47,955,524
DFA Short-Term Extended Quality Portfolio ‘I’	1,355,815	14,913,968
DFA US Core Equity 1 Portfolio ‘I’	2,660,910	78,975,801
DFA US Large Cap Growth Portfolio ‘I’	333,870	9,264,903
DFA US Large Company Portfolio ‘I’	1,328,785	37,405,303
DFA VA International Small Portfolio ‘I’	370,088	4,888,866
DFA VA US Targeted Value Portfolio ‘I’	650,772	11,980,709

Total Mutual Funds (Cost $263,950,582)		310,476,509

TOTAL INVESTMENTS - 100.0% (Cost $263,950,582)		310,476,509

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(96,727)

NET ASSETS - 100.0%		$310,379,782

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	61.3%
Fixed Income Funds	38.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$310,476,509	$310,476,509	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value

AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’*	5,240,054	$59,703,352
PD Aggregate Bond Index Portfolio ‘P’*	15,988,729	227,234,373
PD High Yield Bond Market Portfolio ‘P’*	5,163,635	93,568,812
PD Large-Cap Growth Index Portfolio ‘P’*	1,175,099	75,866,016
PD Large-Cap Value Index Portfolio ‘P’*	1,991,162	69,080,173
PD Mid Cap Index Portfolio ‘P’*	3,230,696	36,324,939
PD Small-Cap Growth Index Portfolio ‘P’*	73,455	3,377,781
PD Small-Cap Value Index Portfolio ‘P’*	117,940	3,360,409
PD Emerging Markets Portfolio ‘P’*	1,111,632	23,516,998
PD International Large-Cap Portfolio ‘P’*	2,440,447	53,013,195

Total Affiliated Mutual Funds (Cost $507,285,650)		645,046,048

TOTAL INVESTMENTS - 100.0% (Cost $507,285,650)		645,046,048

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(171,614)

NET ASSETS - 100.0%		$644,874,434

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	59.0%
Affiliated Equity Funds	41.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$645,046,048	$645,046,048	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’*	12,364,044	$140,871,632
PD Aggregate Bond Index Portfolio ‘P’*	43,477,690	617,911,885
PD High Yield Bond Market Portfolio ‘P’*	15,438,410	279,755,179
PD Large-Cap Growth Index Portfolio ‘P’*	7,292,851	470,836,451
PD Large-Cap Value Index Portfolio ‘P’*	13,058,396	453,040,081
PD Mid-Cap Index Portfolio ‘P’*	20,131,871	226,356,499
PD Small-Cap Growth Index Portfolio ‘P’*	658,904	30,299,321
PD Small-Cap Value Index Portfolio ‘P’*	1,062,637	30,277,203
PD Emerging Markets Portfolio ‘P’*	6,822,609	144,334,894
PD International Large-Cap Portfolio ‘P’*	15,772,910	342,630,756

Total Affiliated Mutual Funds (Cost $1,992,161,428)		2,736,313,901

TOTAL INVESTMENTS - 100.0% (Cost $1,992,161,428)		2,736,313,901

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(746,522)

NET ASSETS - 100.0%		$2,735,567,379

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	62.0%
Affiliated Fixed Income Funds	38.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,736,313,901	$2,736,313,901	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P‘*	1,643,146	$18,721,433
PD Aggregate Bond Index Portfolio ‘P‘*	10,552,309	149,971,101
PD High Yield Bond Market Portfolio ‘P‘*	4,504,626	81,627,085
PD Large-Cap Growth Index Portfolio ‘P‘*	4,420,181	285,372,949
PD Large-Cap Value Index Portfolio ‘P‘*	7,691,442	266,842,219
PD Mid-Cap Index Portfolio ‘P‘*	12,388,685	139,294,527
PD Small-Cap Growth Index Portfolio ‘P‘*	445,535	20,487,670
PD Small-Cap Value Index Portfolio ‘P‘*	481,254	13,712,130
PD Emerging Markets Portfolio ‘P‘*	3,652,666	77,273,542
PD International Large-Cap Portfolio ‘P‘*	10,008,470	217,411,351

Total Affiliated Mutual Funds (Cost $929,792,380)		1,270,714,007

TOTAL INVESTMENTS - 100.0% (Cost $929,792,380)		1,270,714,007

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(346,403)

NET ASSETS - 100.0%		$1,270,367,604

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	80.3%
Affiliated Fixed Income Funds	19.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,270,714,007	$1,270,714,007	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P‘*	5,343,288	$68,729,398
Diversified Bond Portfolio ‘P‘*	28,509,364	470,040,121
Floating Rate Income Portfolio ‘P‘*	1,877,264	25,121,951
High Yield Bond Portfolio ‘P‘*	9,761,863	100,583,173
Inflation Managed Portfolio ‘P‘*	3,536,298	50,343,089
Intermediate Bond Portfolio ‘P‘*	12,794,944	129,953,152
Managed Bond Portfolio ‘P‘*	15,356,737	253,767,130
Short Duration Bond Portfolio ‘P‘*	22,359,750	250,967,822
Emerging Markets Debt Portfolio ‘P‘*	3,177,722	41,927,637
Dividend Growth Portfolio ‘P‘*	967,347	31,244,215
Equity Index Portfolio ‘P‘*	183,994	17,699,653
Growth Portfolio ‘P‘*	530,624	30,231,463
Large-Cap Growth Portfolio ‘P‘*	936,251	22,668,418
Large-Cap Value Portfolio ‘P‘*	1,041,023	31,279,919
Main Street Core Portfolio ‘P‘*	224,340	13,472,292
Mid-Cap Equity Portfolio ‘P‘*	276,622	10,045,998
Mid-Cap Growth Portfolio ‘P‘*	386,402	11,680,220
Mid-Cap Value Portfolio ‘P‘*	633,498	20,292,524
Value Portfolio ‘P‘*	731,234	13,505,811
Value Advantage Portfolio ‘P‘*	1,314,280	25,348,693
Emerging Markets Portfolio ‘P‘*	1,013,064	25,417,385
International Large-Cap Portfolio ‘P‘*	1,287,982	16,685,807
International Value Portfolio ‘P‘*	1,251,694	16,684,765

Total Affiliated Mutual Funds (Cost $1,407,812,609)		1,677,690,636

TOTAL INVESTMENTS - 100.0% (Cost $1,407,812,609)		1,677,690,636

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(346,960)

NET ASSETS - 100.0%		$1,677,343,676

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	82.9%
Affiliated Equity Funds	17.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,677,690,636	$1,677,690,636	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’*	5,813,534	$74,778,060
Diversified Bond Portfolio ‘P’*	31,489,273	519,170,547
Floating Rate Income Portfolio ‘P’*	2,612,420	34,959,953
High Yield Bond Portfolio ‘P’*	17,352,484	178,794,545
Inflation Managed Portfolio ‘P’*	4,744,137	67,538,008
Intermediate Bond Portfolio ‘P’*	13,983,524	142,025,089
Managed Bond Portfolio ‘P’*	16,571,197	273,835,849
Short Duration Bond Portfolio ‘P’*	15,122,026	169,730,971
Emerging Markets Debt Portfolio ‘P’*	3,649,628	48,154,070
Dividend Growth Portfolio ‘P’*	2,525,383	81,566,993
Equity Index Portfolio ‘P’*	481,694	46,337,548
Growth Portfolio ‘P’*	1,356,198	77,267,184
Large-Cap Growth Portfolio ‘P’*	2,460,254	59,567,451
Large-Cap Value Portfolio ‘P’*	2,715,262	81,586,237
Main Street Core Portfolio ‘P’*	583,802	35,059,078
Mid-Cap Equity Portfolio ‘P’*	689,183	25,028,881
Mid-Cap Growth Portfolio ‘P’*	823,552	24,894,435
Mid-Cap Value Portfolio ‘P’*	1,543,447	49,440,478
Small-Cap Growth Portfolio ‘P’*	163,658	6,368,246
Small-Cap Index Portfolio ‘P’*	405,210	12,713,197
Small-Cap Value Portfolio ‘P’*	229,590	6,377,535
Value Portfolio ‘P’*	1,975,299	36,483,578
Value Advantage Portfolio ‘P’*	3,582,768	69,101,307
Emerging Markets Portfolio ‘P’*	2,974,032	74,617,321
International Large-Cap Portfolio ‘P’*	5,680,675	73,593,124
International Small-Cap Portfolio ‘P’*	770,786	12,441,747
International Value Portfolio ‘P’*	5,531,450	73,732,809
Real Estate Portfolio ‘P’*	402,499	11,998,978

Total Affiliated Mutual Funds (Cost $1,852,872,845)		2,367,163,219

TOTAL INVESTMENTS - 100.0% (Cost $1,852,872,845)		2,367,163,219

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(492,506)

NET ASSETS - 100.0%		$2,366,670,713

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	63.7%
Affiliated Equity Funds	36.3%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,367,163,219	$2,367,163,219	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’*	20,501,495	$263,705,687
Diversified Bond Portfolio ‘P’*	112,496,604	1,854,756,141
Floating Rate Income Portfolio ‘P’*	7,024,598	94,004,661
High Yield Bond Portfolio ‘P’*	43,082,082	443,904,246
Inflation Managed Portfolio ‘P’*	6,251,979	89,003,794
Intermediate Bond Portfolio ‘P’*	49,899,588	506,810,256
Managed Bond Portfolio ‘P’*	59,057,741	975,917,831
Short Duration Bond Portfolio ‘P’*	36,376,149	408,289,133
Emerging Markets Debt Portfolio ‘P’*	7,574,394	99,938,382
Dividend Growth Portfolio ‘P’*	15,998,631	516,737,613
Equity Index Portfolio ‘P’*	3,062,144	294,569,386
Growth Portfolio ‘P’*	9,939,632	566,294,458
Large-Cap Growth Portfolio ‘P’*	17,744,437	429,626,691
Large-Cap Value Portfolio ‘P’*	15,366,323	461,716,202
Main Street Core Portfolio ‘P’*	3,683,725	221,218,836
Mid-Cap Equity Portfolio ‘P’*	3,745,469	136,023,144
Mid-Cap Growth Portfolio ‘P’*	6,373,841	192,669,323
Mid-Cap Value Portfolio ‘P’*	7,589,438	243,108,728
Small-Cap Equity Portfolio ‘P’*	1,184,168	37,026,315
Small-Cap Growth Portfolio ‘P’*	548,380	21,338,556
Small-Cap Index Portfolio ‘P’*	2,045,606	64,179,461
Small-Cap Value Portfolio ‘P’*	1,354,142	37,615,219
Value Portfolio ‘P’*	11,241,393	207,627,373
Value Advantage Portfolio ‘P’*	20,320,392	391,921,989
Emerging Markets Portfolio ‘P’*	16,566,409	415,644,774
International Large-Cap Portfolio ‘P’*	27,622,871	357,854,206
International Small-Cap Portfolio ‘P’*	3,221,800	52,005,083
International Value Portfolio ‘P’*	27,015,572	360,110,661
Real Estate Portfolio ‘P’*	3,336,390	99,461,893

Total Affiliated Mutual Funds (Cost $7,427,828,306)		9,843,080,042

TOTAL INVESTMENTS - 100.0% (Cost $7,427,828,306)		9,843,080,042

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,963,809)

NET ASSETS - 100.0%		$9,841,116,233

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	51.9%
Affiliated Fixed Income Funds	48.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$9,843,080,042	$9,843,080,042	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’*	10,865,720	$139,763,081
Diversified Bond Portfolio ‘P’*	61,519,335	1,014,282,757
Floating Rate Income Portfolio ‘P’*	5,721,659	76,568,456
High Yield Bond Portfolio ‘P’*	24,216,128	249,515,379
Intermediate Bond Fund Portfolio ‘P’*	27,569,215	280,009,540
Managed Bond Portfolio ‘P’*	32,249,913	532,923,625
Short Duration Bond Portfolio ‘P’*	16,992,104	190,720,888
Emerging Markets Debt Portfolio ‘P’*	6,207,582	81,904,334
Dividend Growth Portfolio ‘P’*	18,118,979	585,222,442
Equity Index Portfolio ‘P’*	3,487,758	335,512,276
Growth Portfolio ‘P’*	11,631,081	662,662,022
Large-Cap Growth Portfolio ‘P’*	20,629,551	499,480,823
Large-Cap Value Portfolio ‘P’*	17,204,724	516,955,152
Main Street Core Portfolio ‘P’*	4,139,411	248,584,159
Mid-Cap Equity Portfolio ‘P’*	4,799,978	174,319,436
Mid-Cap Growth Portfolio ‘P’*	7,701,538	232,803,129
Mid-Cap Value Portfolio ‘P’*	10,051,426	321,972,391
Small-Cap Equity Portfolio ‘P’*	1,643,088	51,375,717
Small-Cap Growth Portfolio ‘P’*	1,327,347	51,649,686
Small-Cap Index Portfolio ‘P’*	2,717,736	85,267,083
Small-Cap Value Portfolio ‘P’*	1,715,655	47,657,315
Value Portfolio ‘P’*	12,630,719	233,288,089
Value Advantage Portfolio ‘P’*	22,687,903	437,584,460
Emerging Markets Portfolio ‘P’*	18,102,696	454,189,616
International Large-Cap Portfolio ‘P’*	36,096,758	467,633,391
International Small-Cap Portfolio ‘P’*	5,634,011	90,942,100
International Value Portfolio ‘P’*	35,523,534	473,519,609
Real Estate Portfolio ‘P’*	2,870,235	85,565,231

Total Affiliated Mutual Funds (Cost $6,300,843,650)		8,621,872,187

TOTAL INVESTMENTS - 100.0% (Cost $6,300,843,650)		8,621,872,187

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,704,718)

NET ASSETS - 100.0%		$8,620,167,469

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	70.2%
Affiliated Fixed Income Funds	29.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$8,621,872,187	$8,621,872,187	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’*	1,256,238	$16,158,686
Diversified Bond Portfolio ‘P’*	6,998,652	115,388,304
Floating Rate Income Portfolio ‘P’*	637,246	8,527,764
High Yield Bond Portfolio ‘P’*	5,414,225	55,786,470
Intermediate Bond Portfolio ‘P’*	3,136,751	31,858,733
Managed Bond Portfolio ‘P’*	3,644,094	60,217,955
Short Duration Bond Portfolio ‘P’*	1,388,616	15,585,954
Emerging Markets Debt Portfolio ‘P’*	1,371,031	18,089,720
Dividend Growth Portfolio ‘P’*	4,389,178	141,765,471
Equity Index Portfolio ‘P’*	847,406	81,518,020
Growth Portfolio ‘P’*	2,791,698	159,052,453
Large-Cap Growth Portfolio ‘P’*	4,995,823	120,958,414
Large-Cap Value Portfolio ‘P’*	4,166,957	125,205,733
Main Street Core Portfolio ‘P’*	997,630	59,910,716
Mid-Cap Equity Portfolio ‘P’*	1,471,792	53,450,653
Mid-Cap Growth Portfolio ‘P’*	2,504,449	75,704,831
Mid-Cap Value Portfolio ‘P’*	2,980,746	95,480,788
Small-Cap Equity Portfolio ‘P’*	500,026	15,634,688
Small-Cap Growth Portfolio ‘P’*	512,984	19,961,224
Small-Cap Index Portfolio ‘P’*	740,136	23,221,238
Small-Cap Value Portfolio ‘P’*	534,670	14,852,020
Value Portfolio ‘P’*	3,062,406	56,562,323
Value Advantage Portfolio ‘P’*	5,459,625	105,300,475
Emerging Markets Portfolio ‘P’*	5,681,164	142,538,205
International Large-Cap Portfolio ‘P’*	10,814,121	140,096,911
International Small-Cap Portfolio ‘P’*	1,895,699	30,599,659
International Value Portfolio ‘P’*	10,605,032	141,362,356
Real Estate Portfolio ‘P’*	1,286,473	38,351,351

Total Affiliated Mutual Funds (Cost $1,397,494,270)		1,963,141,115

TOTAL INVESTMENTS - 100.0% (Cost $1,397,494,270)		1,963,141,115

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(399,197)

NET ASSETS - 100.0%		$1,962,741,918

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	83.6%
Affiliated Fixed Income Funds	16.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,963,141,115	$1,963,141,115	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 99.0%

Basic Materials - 1.9%

BHP Billiton Finance USA Ltd (Australia) 3.250% due 11/21/21	$350,000	$359,330
Celanese US Holdings LLC 4.625% due 11/15/22	300,000	322,158
DuPont de Nemours Inc 2.169% due 05/01/23	740,000	750,014
4.205% due 11/15/23	405,000	446,899
Eastman Chemical Co 3.600% due 08/15/22	250,000	261,232
Ecolab Inc 2.375% due 08/10/22	200,000	206,251
Huntsman International LLC 5.125% due 11/15/22	200,000	213,881
Linde Inc 2.200% due 08/15/22	450,000	461,544
LYB International Finance BV 4.000% due 07/15/23	200,000	217,102
Nucor Corp 4.125% due 09/15/22	200,000	210,833
Nutrien Ltd (Canada) 1.900% due 05/13/23	370,000	382,387
The Mosaic Co 3.250% due 11/15/22	250,000	261,330

		4,092,961

Communications - 5.1%

Alibaba Group Holding Ltd (China) 2.800% due 06/06/23	250,000	263,162
3.125% due 11/28/21	300,000	305,956
Amazon.com Inc 0.400% due 06/03/23	385,000	387,469
2.400% due 02/22/23	300,000	313,252
3.300% due 12/05/21	200,000	204,629
America Movil SAB de CV (Mexico) 3.125% due 07/16/22	350,000	363,547
AT&T Inc 2.625% due 12/01/22	350,000	363,168
3.000% due 06/30/22	700,000	724,626
Baidu Inc (China) 2.875% due 07/06/22	250,000	257,681
3.500% due 11/28/22	200,000	210,185
3.875% due 09/29/23	250,000	269,841
Charter Communications Operating LLC 4.464% due 07/23/22	800,000	843,600
Cisco Systems Inc 2.200% due 09/20/23	200,000	209,461
2.600% due 02/28/23	250,000	262,849
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	200,000	234,176
Discovery Communications LLC 2.950% due 03/20/23	200,000	210,835
E*TRADE Financial Corp 2.950% due 08/24/22	200,000	207,843
eBay Inc 2.750% due 01/30/23	200,000	209,531
3.800% due 03/09/22	400,000	415,025
Expedia Group Inc 3.600% due 12/15/23 ~	250,000	266,589
FOX Corp 3.666% due 01/25/22	275,000	284,691
Omnicom Group Inc 3.625% due 05/01/22	300,000	312,987
Rogers Communications Inc (Canada) 4.100% due 10/01/23	350,000	382,917

	Principal Amount	Value
TD Ameritrade Holding Corp 2.950% due 04/01/22	$250,000	$257,283
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	250,000	260,469
Telefonica Emisiones SA (Spain) 4.570% due 04/27/23	150,000	164,091
The Interpublic Group of Cos Inc 3.750% due 10/01/21	125,000	128,150
The Walt Disney Co 3.000% due 09/15/22	250,000	261,129
Time Warner Entertainment Co LP 8.375% due 03/15/23	350,000	409,336
TWDC Enterprises 18 Corp 2.350% due 12/01/22	200,000	207,734
2.450% due 03/04/22	300,000	307,820
Verizon Communications Inc 2.946% due 03/15/22	550,000	567,398
5.150% due 09/15/23	500,000	563,895
ViacomCBS Inc 4.250% due 09/01/23	200,000	217,848
Vodafone Group PLC (United Kingdom) 2.500% due 09/26/22	200,000	207,156
2.950% due 02/19/23	200,000	210,300

		11,266,629

Consumer, Cyclical - 7.3%

American Honda Finance Corp 0.400% due 10/21/22	200,000	200,329
0.650% due 09/08/23	185,000	186,230
0.875% due 07/07/23	415,000	420,181
1.950% due 05/20/22	125,000	127,750
2.050% due 01/10/23	100,000	103,435
2.200% due 06/27/22	300,000	308,460
2.600% due 11/16/22	200,000	208,581
AutoZone Inc 3.125% due 07/15/23	300,000	317,627
Costco Wholesale Corp 2.300% due 05/18/22	250,000	256,632
Dollar General Corp 3.250% due 04/15/23	200,000	211,670
Dollar Tree Inc 3.700% due 05/15/23	250,000	267,686
General Motors Co 4.875% due 10/02/23	300,000	333,094
5.400% due 10/02/23	750,000	840,290
General Motors Financial Co Inc 1.700% due 08/18/23	320,000	328,429
3.250% due 01/05/23	200,000	209,770
3.450% due 01/14/22	650,000	667,471
3.550% due 07/08/22	450,000	469,459
5.200% due 03/20/23	485,000	531,992
Hasbro Inc 2.600% due 11/19/22	200,000	207,766
Kohl’s Corp 3.250% due 02/01/23	250,000	259,481
Lennar Corp 4.750% due 11/15/22	250,000	264,306
Lowe’s Cos Inc 3.120% due 04/15/22	400,000	411,765
McDonald’s Corp 3.350% due 04/01/23	500,000	532,775
Mohawk Industries Inc 3.850% due 02/01/23	250,000	265,673
NVR Inc 3.950% due 09/15/22	100,000	105,235
O’Reilly Automotive Inc 3.800% due 09/01/22	250,000	261,803
PACCAR Financial Corp 0.350% due 08/11/23	340,000	339,886
0.800% due 06/08/23	30,000	30,330

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
2.650% due 05/10/22	$150,000	$154,879
2.650% due 04/06/23	195,000	205,539
Ralph Lauren Corp 1.700% due 06/15/22	10,000	10,184
Southwest Airlines Co 4.750% due 05/04/23	210,000	228,308
Starbucks Corp 1.300% due 05/07/22	240,000	243,432
3.850% due 10/01/23	250,000	271,716
Target Corp 2.900% due 01/15/22	250,000	256,944
The Home Depot Inc 2.625% due 06/01/22	250,000	257,849
3.250% due 03/01/22	350,000	362,052
Toyota Motor Corp (Japan) 2.157% due 07/02/22	55,000	56,487
Toyota Motor Credit Corp 0.350% due 10/14/22	500,000	501,470
0.450% due 07/22/22	200,000	200,592
0.500% due 08/14/23	590,000	593,127
1.150% due 05/26/22	200,000	202,645
1.350% due 08/25/23	250,000	256,748
1.800% due 10/07/21	350,000	353,917
2.650% due 04/12/22	500,000	514,829
2.900% due 03/30/23	680,000	719,563
VF Corp 2.050% due 04/23/22	150,000	153,248
Walgreen Co 3.100% due 09/15/22	400,000	417,669
Walmart Inc 2.350% due 12/15/22	200,000	208,300
2.550% due 04/11/23	500,000	523,925
3.400% due 06/26/23	450,000	483,399
Whirlpool Corp 4.700% due 06/01/22	200,000	211,616

		16,056,544

Consumer, Non-Cyclical - 17.2%

Abbott Laboratories 2.550% due 03/15/22	250,000	256,814
AbbVie Inc 2.300% due 11/21/22	1,235,000	1,280,814
2.850% due 05/14/23	200,000	210,368
2.900% due 11/06/22	350,000	366,246
3.250% due 10/01/22	400,000	416,787
3.450% due 03/15/22	900,000	928,423
3.750% due 11/14/23	385,000	419,996
Aetna Inc 2.750% due 11/15/22	250,000	259,319
2.800% due 06/15/23	200,000	210,559
Altria Group Inc 3.490% due 02/14/22	550,000	568,846
Amgen Inc 2.650% due 05/11/22	800,000	824,813
Anthem Inc 2.950% due 12/01/22	450,000	471,694
3.125% due 05/15/22	100,000	103,777
3.300% due 01/15/23	250,000	264,602
AstraZeneca PLC (United Kingdom) 2.375% due 06/12/22	350,000	359,821
Becton Dickinson & Co 2.894% due 06/06/22	426,000	440,404
Becton Dickinson and Co 3.125% due 11/08/21	200,000	204,457
Biogen Inc 3.625% due 09/15/22	300,000	316,368
Bristol-Myers Squibb Co 0.537% due 11/13/23	230,000	230,428
2.000% due 08/01/22	200,000	205,390
2.600% due 05/16/22	500,000	516,005

	Principal Amount	Value
2.750% due 02/15/23	$500,000	$524,962
4.000% due 08/15/23	250,000	273,842
Bunge Ltd Finance Corp 3.000% due 09/25/22	250,000	259,683
Campbell Soup Co 3.650% due 03/15/23	250,000	267,004
Cardinal Health Inc 2.616% due 06/15/22	350,000	360,412
Church & Dwight Co Inc 2.450% due 08/01/22	200,000	206,260
Cigna Corp 3.000% due 07/15/23	150,000	158,904
3.050% due 11/30/22	100,000	104,795
3.750% due 07/15/23	400,000	432,503
3.900% due 02/15/22	300,000	311,762
Colgate-Palmolive Co 2.250% due 11/15/22	300,000	311,244
CommonSpirit Health 2.950% due 11/01/22	250,000	261,196
Conagra Brands Inc 3.200% due 01/25/23	131,000	137,858
Constellation Brands Inc 2.650% due 11/07/22	400,000	415,809
2.700% due 05/09/22	250,000	257,201
CVS Health Corp 2.750% due 12/01/22	1,250,000	1,299,837
3.500% due 07/20/22	150,000	156,618
3.700% due 03/09/23	308,000	329,806
DH Europe Finance II SARL 2.050% due 11/15/22	150,000	154,777
Diageo Capital PLC (United Kingdom) 2.625% due 04/29/23	600,000	628,657
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	200,000	206,878
Eli Lilly & Co 2.350% due 05/15/22	300,000	308,169
Equifax Inc 3.300% due 12/15/22	250,000	261,858
General Mills Inc 2.600% due 10/12/22	200,000	207,562
3.700% due 10/17/23	250,000	272,500
Gilead Sciences Inc 0.750% due 09/29/23	585,000	586,815
2.500% due 09/01/23	200,000	210,562
4.400% due 12/01/21	500,000	513,721
GlaxoSmithKline Capital Inc (United Kingdom) 3.375% due 05/15/23	350,000	375,627
GlaxoSmithKline Capital PLC (United Kingdom) 0.534% due 10/01/23	750,000	753,002
2.850% due 05/08/22	100,000	103,456
2.875% due 06/01/22	600,000	620,948
Global Payments Inc 4.000% due 06/01/23	200,000	216,248
HCA Inc 4.750% due 05/01/23	250,000	272,718
Humana Inc 2.900% due 12/15/22	250,000	261,274
Johnson & Johnson 2.250% due 03/03/22	400,000	408,811
Kellogg Co 2.650% due 12/01/23	250,000	267,012
Keurig Dr Pepper Inc 4.057% due 05/25/23	550,000	597,947
Laboratory Corp of America Holdings 3.200% due 02/01/22	350,000	360,467
McCormick & Co Inc 2.700% due 08/15/22	200,000	207,108

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Merck & Co Inc 2.400% due 09/15/22	$200,000	$206,848
2.800% due 05/18/23	750,000	795,583
Molson Coors Beverage Co 2.100% due 07/15/21	300,000	302,544
Mondelez International Inc 0.625% due 07/01/22	170,000	170,796
2.125% due 04/13/23	400,000	415,658
Moody’s Corp 2.625% due 01/15/23	250,000	260,898
Novartis Capital Corp (Switzerland) 2.400% due 05/17/22	300,000	308,369
2.400% due 09/21/22	300,000	311,235
PayPal Holdings Inc 1.350% due 06/01/23	560,000	573,696
PepsiCo Inc 0.400% due 10/07/23	130,000	130,760
0.750% due 05/01/23	345,000	350,019
2.000% due 04/15/21	100,000	100,362
2.750% due 03/01/23	500,000	528,062
3.100% due 07/17/22	250,000	259,796
Pfizer Inc 2.800% due 03/11/22	135,000	139,099
3.000% due 06/15/23	200,000	213,271
3.200% due 09/15/23	600,000	647,460
Philip Morris International Inc 1.125% due 05/01/23	335,000	341,712
2.375% due 08/17/22	200,000	206,426
2.500% due 11/02/22	200,000	207,617
2.625% due 02/18/22	500,000	512,427
RELX Capital Inc (United Kingdom) 3.500% due 03/16/23	200,000	212,768
Reynolds American Inc 4.850% due 09/15/23	750,000	836,848
Royalty Pharma PLC 0.750% due 09/02/23 ~	285,000	286,531
Sanofi (France) 3.375% due 06/19/23	200,000	214,643
Shire Acquisitions Investments Ireland DAC 2.400% due 09/23/21	218,000	220,869
2.875% due 09/23/23	350,000	371,309
Stryker Corp 0.600% due 12/01/23	355,000	355,617
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23	500,000	554,389
The Coca-Cola Co 2.500% due 04/01/23	500,000	525,658
The JM Smucker Co 3.500% due 10/15/21	200,000	204,957
The Kroger Co 3.400% due 04/15/22	200,000	206,312
3.850% due 08/01/23	250,000	269,590
The Procter & Gamble Co 2.150% due 08/11/22	450,000	464,259
2.300% due 02/06/22	250,000	255,865
Thermo Fisher Scientific Inc 3.000% due 04/15/23	200,000	211,131
Tyson Foods Inc 2.250% due 08/23/21	200,000	201,933
Unilever Capital Corp (United Kingdom) 0.375% due 09/14/23	100,000	100,348
2.200% due 05/05/22	200,000	204,857
3.000% due 03/07/22	200,000	206,460
UnitedHealth Group Inc 2.750% due 02/15/23	350,000	366,364
2.875% due 03/15/23	300,000	317,314
3.500% due 06/15/23	450,000	485,795
Viatris Inc 1.125% due 06/22/22 ~	310,000	313,034

	Principal Amount	Value
Zimmer Biomet Holdings Inc 3.150% due 04/01/22	$250,000	$257,182
Zoetis Inc 3.250% due 08/20/21	240,000	244,486

		37,592,901

Energy - 6.8%

Baker Hughes a GE Co LLC 2.773% due 12/15/22	235,000	245,580
BP Capital Markets America Inc 2.750% due 05/10/23	200,000	211,033
2.937% due 04/06/23	500,000	527,867
3.245% due 05/06/22	300,000	312,031
BP Capital Markets PLC (United Kingdom) 2.500% due 11/06/22	300,000	311,930
3.062% due 03/17/22	300,000	309,914
Canadian Natural Resources Ltd (Canada) 2.950% due 01/15/23	400,000	418,450
Chevron Corp 1.141% due 05/11/23	785,000	801,758
2.355% due 12/05/22	350,000	362,641
2.498% due 03/03/22	500,000	512,316
Chevron USA Inc 0.333% due 08/12/22	165,000	165,366
0.426% due 08/11/23	75,000	75,400
Enbridge Inc (Canada) 2.900% due 07/15/22	250,000	259,302
Energy Transfer Operating LP 3.600% due 02/01/23	300,000	314,355
4.200% due 09/15/23	250,000	269,708
5.200% due 02/01/22	400,000	414,983
Energy Transfer Partners LP 4.500% due 11/01/23	250,000	270,740
Enterprise Products Operating LLC 2.850% due 04/15/21	200,000	200,984
3.350% due 03/15/23	250,000	264,383
4.875% due 08/16/77	150,000	145,120
EOG Resources Inc 2.625% due 03/15/23	200,000	208,822
Exxon Mobil Corp 1.571% due 04/15/23	250,000	257,200
1.902% due 08/16/22	650,000	668,893
2.397% due 03/06/22	250,000	255,632
Halliburton Co 3.500% due 08/01/23	300,000	320,674
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	500,000	524,920
Kinder Morgan Inc 3.150% due 01/15/23	350,000	368,348
Marathon Oil Corp 2.800% due 11/01/22	85,000	87,393
Marathon Petroleum Corp 4.500% due 05/01/23	350,000	380,222
MPLX LP 3.500% due 12/01/22	200,000	210,137
4.500% due 07/15/23	200,000	217,918
ONEOK Inc 4.250% due 02/01/22	200,000	205,911
7.500% due 09/01/23	250,000	289,469
Phillips 66 4.300% due 04/01/22	481,000	503,814
Sabine Pass Liquefaction LLC 5.625% due 04/15/23	250,000	274,803
6.250% due 03/15/22	300,000	315,815
Shell International Finance BV (Netherlands) 0.375% due 09/15/23	350,000	350,881
2.250% due 01/06/23	400,000	415,714
2.375% due 08/21/22	200,000	207,025
3.500% due 11/13/23	250,000	272,220

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Suncor Energy Inc (Canada) 2.800% due 05/15/23	$65,000	$68,427
Sunoco Logistics Partners Operations LP 4.650% due 02/15/22	200,000	208,634
The Williams Cos Inc 3.600% due 03/15/22	500,000	516,362
7.875% due 09/01/21	250,000	262,158
Total Capital International SA (France) 2.700% due 01/25/23	250,000	262,278
2.750% due 07/15/23	400,000	424,782
TransCanada PipeLines Ltd (Canada) 3.750% due 10/16/23	350,000	378,436
Valero Energy Corp 2.700% due 04/15/23	60,000	62,648

		14,913,397

Financial - 41.6%

AerCap Ireland Capital DAC (Ireland) 3.300% due 01/23/23	300,000	313,084
Aflac Inc 3.625% due 06/15/23	250,000	269,723
Air Lease Corp 2.250% due 01/15/23	250,000	256,848
2.625% due 07/01/22	200,000	205,206
3.500% due 01/15/22	350,000	360,236
Aircastle Ltd 5.125% due 03/15/21	130,000	131,041
Ally Financial Inc 1.450% due 10/02/23	65,000	66,383
3.050% due 06/05/23	135,000	142,416
4.125% due 02/13/22	400,000	415,499
American Express Co 2.500% due 08/01/22	350,000	361,243
2.650% due 12/02/22	400,000	417,637
2.750% due 05/20/22	350,000	360,864
3.400% due 02/27/23	350,000	372,319
3.700% due 08/03/23	750,000	812,505
American International Group Inc 4.875% due 06/01/22	350,000	371,403
American Tower Corp REIT 2.250% due 01/15/22	250,000	254,834
3.000% due 06/15/23	200,000	211,969
3.500% due 01/31/23	250,000	265,268
Ameriprise Financial Inc 3.000% due 03/22/22	35,000	36,153
Ares Capital Corp 3.625% due 01/19/22	200,000	205,745
Australia & New Zealand Banking Group Ltd (Australia) 2.050% due 11/21/22	550,000	569,358
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	200,000	201,523
Banco Santander SA (Spain) 3.125% due 02/23/23	200,000	210,633
3.500% due 04/11/22	200,000	207,711
3.848% due 04/12/23	200,000	214,950
Bank of America Corp 0.810% due 10/24/24	1,000,000	1,009,689
1.486% due 05/19/24	250,000	255,982
2.816% due 07/21/23	250,000	259,679
3.004% due 12/20/23	500,000	526,702
3.124% due 01/20/23	900,000	925,962
3.300% due 01/11/23	900,000	954,421
3.550% due 03/05/24	750,000	801,584
3.864% due 07/23/24	1,150,000	1,247,209
Bank of America NA 3.335% due 01/25/23	250,000	258,210

	Principal Amount	Value
Bank of Montreal (Canada) 0.450% due 12/08/23	$180,000	$180,686
2.050% due 11/01/22	490,000	505,915
2.350% due 09/11/22	200,000	207,152
2.900% due 03/26/22	500,000	516,332
Bank of New York Mellon Corp 0.350% due 12/07/23	415,000	415,928
Barclays Bank PLC (United Kingdom) 1.700% due 05/12/22	500,000	508,926
Barclays PLC (United Kingdom) 1.007% due 12/10/24	345,000	347,508
3.684% due 01/10/23	250,000	257,747
4.338% due 05/16/24	450,000	487,176
4.610% due 02/15/23	300,000	313,225
BBVA USA 3.500% due 06/11/21	250,000	252,841
Berkshire Hathaway Inc 3.000% due 02/11/23	300,000	316,669
3.400% due 01/31/22	200,000	206,858
3.750% due 08/15/21	200,000	204,310
BlackRock Inc 3.375% due 06/01/22	200,000	208,713
Blackstone Secured Lending Fund 3.650% due 07/14/23 ~	100,000	104,043
BNP Paribas SA (France) 3.250% due 03/03/23	200,000	212,675
Boston Properties LP REIT 3.850% due 02/01/23	400,000	425,754
Canadian Imperial Bank of Commerce (Canada) 0.500% due 12/14/23	250,000	250,810
0.950% due 06/23/23	440,000	445,952
2.606% due 07/22/23	250,000	258,684
3.500% due 09/13/23	250,000	271,529
Capital One Bank USA NA 3.375% due 02/15/23	1,050,000	1,110,740
Capital One Financial Corp 2.600% due 05/11/23	342,000	358,700
3.050% due 03/09/22	100,000	103,063
CC Holdings GS V LLC REIT 3.849% due 04/15/23	450,000	483,108
Chubb INA Holdings Inc 2.875% due 11/03/22	300,000	312,893
Citigroup Inc 0.776% due 10/30/24	1,250,000	1,258,717
1.678% due 05/15/24	750,000	772,984
2.700% due 10/27/22	400,000	416,141
2.750% due 04/25/22	800,000	824,039
2.876% due 07/24/23	650,000	675,342
3.500% due 05/15/23	250,000	267,904
4.044% due 06/01/24	200,000	217,551
Citizens Bank NA 3.250% due 02/14/22	250,000	257,458
CME Group Inc 3.000% due 09/15/22	250,000	261,542
Comerica Inc 3.700% due 07/31/23	250,000	269,953
Cooperatieve Rabobank UA (Netherlands) 2.750% due 01/10/22	600,000	615,117
3.875% due 02/08/22	250,000	259,991
3.950% due 11/09/22	500,000	531,602
Credit Suisse AG (Switzerland) 1.000% due 05/05/23	1,100,000	1,116,957
2.800% due 04/08/22	250,000	258,129
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22	750,000	792,378
Crown Castle International Corp REIT 3.150% due 07/15/23	200,000	212,868

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Deutsche Bank AG (Germany) 2.222% due 09/18/24	$900,000	$926,408
3.300% due 11/16/22	350,000	365,212
3.950% due 02/27/23	100,000	106,312
Discover Bank 3.350% due 02/06/23	350,000	369,513
4.200% due 08/08/23	300,000	328,131
Fifth Third Bancorp 1.625% due 05/05/23	90,000	92,874
Fifth Third Bank 1.800% due 01/30/23	300,000	308,695
3.350% due 07/26/21	200,000	202,958
First Horizon Corp 3.550% due 05/26/23	100,000	106,301
First Republic Bank 1.912% (SOFR + 0.620%) due 02/12/24	250,000	257,508
FNB Corp 2.200% due 02/24/23	35,000	35,683
HSBC Holdings PLC (United Kingdom) 3.033% due 11/22/23	300,000	315,391
3.262% due 03/13/23	800,000	826,962
3.600% due 05/25/23	400,000	430,368
3.950% due 05/18/24	650,000	701,331
Huntington Bancshares Inc 2.300% due 01/14/22	92,000	93,669
3.150% due 03/14/21	156,000	156,483
ING Groep NV (Netherlands) 3.150% due 03/29/22	350,000	362,023
4.100% due 10/02/23	250,000	274,780
Intercontinental Exchange Inc 0.700% due 06/15/23	570,000	575,295
4.000% due 10/15/23	323,000	355,372
International Lease Finance Corp 5.875% due 08/15/22	500,000	540,403
JPMorgan Chase & Co 0.653% due 09/16/24	400,000	402,197
1.514% due 06/01/24	1,300,000	1,335,093
2.776% due 04/25/23	300,000	309,812
3.200% due 01/25/23	200,000	211,775
3.207% due 04/01/23	890,000	923,073
3.250% due 09/23/22	500,000	526,014
3.559% due 04/23/24	750,000	804,076
3.797% due 07/23/24	600,000	651,432
4.023% due 12/05/24	500,000	551,003
KeyBank NA 0.423% due 01/03/24	250,000	250,350
1.250% due 03/10/23	250,000	254,965
2.300% due 09/14/22	250,000	258,490
2.400% due 06/09/22	250,000	257,370
Kimco Realty Corp REIT 3.400% due 11/01/22	250,000	262,663
Lincoln National Corp 4.000% due 09/01/23	250,000	272,953
Lloyds Banking Group PLC (United Kingdom) 2.858% due 03/17/23	500,000	514,011
2.907% due 11/07/23	350,000	365,812
3.000% due 01/11/22	300,000	307,791
4.050% due 08/16/23	750,000	820,098
Manufacturers & Traders Trust Co 2.500% due 05/18/22	250,000	257,265
Marsh & McLennan Cos Inc 2.750% due 01/30/22	350,000	358,366
MetLife Inc 4.368% due 09/15/23	250,000	277,104
Mitsubishi UFJ Financial Group Inc (Japan) 0.848% due 09/15/24	850,000	855,300
2.623% due 07/18/22	800,000	827,465
2.665% due 07/25/22	500,000	517,607
3.218% due 03/07/22	200,000	206,827

	Principal Amount	Value
3.761% due 07/26/23	$250,000	$271,154
Mizuho Financial Group Inc (Japan) 0.849% due 09/08/24	200,000	201,216
1.241% due 07/10/24	400,000	406,709
2.721% due 07/16/23	200,000	206,620
2.273% due 09/13/21	300,000	304,028
3.549% due 03/05/23	400,000	426,135
Morgan Stanley 0.560% due 11/10/23	375,000	375,958
2.750% due 05/19/22	500,000	516,452
3.125% due 01/23/23	350,000	369,471
3.737% due 04/24/24	1,200,000	1,291,541
3.750% due 02/25/23	500,000	536,223
4.100% due 05/22/23	350,000	379,960
4.875% due 11/01/22	350,000	377,288
MUFG Union Bank NA 2.100% due 12/09/22	250,000	258,081
3.150% due 04/01/22	250,000	258,247
Nasdaq Inc 0.445% due 12/21/22	100,000	100,129
National Australia Bank Ltd (Australia) 1.875% due 12/13/22	500,000	516,178
3.625% due 06/20/23	250,000	270,216
National Bank of Canada (Canada) 0.550% due 11/15/24	350,000	351,205
2.100% due 02/01/23	250,000	258,342
Natwest Group PLC (United Kingdom) 2.359% due 05/22/24	200,000	208,216
3.498% due 05/15/23	400,000	415,371
3.875% due 09/12/23	1,220,000	1,324,336
4.519% due 06/25/24	300,000	327,755
Omega Healthcare Investors Inc REIT 4.375% due 08/01/23	250,000	270,602
ORIX Corp (Japan) 2.900% due 07/18/22	200,000	207,406
People’s United Financial Inc 3.650% due 12/06/22	200,000	209,650
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	190,000	197,887
PNC Bank NA 2.450% due 07/28/22	250,000	258,275
2.700% due 11/01/22	1,000,000	1,042,124
Prudential Financial Inc 5.625% due 06/15/43	200,000	214,586
5.875% due 09/15/42	200,000	214,952
Public Storage REIT 2.370% due 09/15/22	200,000	206,827
Realty Income Corp REIT 3.250% due 10/15/22	250,000	260,726
Royal Bank of Canada (Canada) 0.500% due 10/26/23	520,000	523,052
1.600% due 04/17/23	500,000	514,318
1.950% due 01/17/23	150,000	154,990
2.800% due 04/29/22	200,000	206,798
Santander Holdings USA Inc 3.700% due 03/28/22	500,000	516,410
Santander UK PLC (United Kingdom) 2.100% due 01/13/23	700,000	723,476
3.750% due 11/15/21	200,000	205,864
Simon Property Group LP REIT 2.625% due 06/15/22	100,000	102,637
2.750% due 02/01/23	200,000	208,645
Skandinaviska Enskilda Banken AB (Sweden) 2.800% due 03/11/22	250,000	257,419
SL Green Operating Partnership LP REIT 3.250% due 10/15/22	250,000	258,221
Sumitomo Mitsui Banking Corp (Japan) 3.000% due 01/18/23	250,000	263,259
3.950% due 07/19/23	250,000	272,279

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Sumitomo Mitsui Financial Group Inc (Japan) 2.846% due 01/11/22	$500,000	$512,680
3.102% due 01/17/23	1,000,000	1,055,283
Svenska Handelsbanken AB (Sweden) 3.900% due 11/20/23	300,000	330,548
Synchrony Financial 2.850% due 07/25/22	295,000	304,711
The Allstate Corp 3.150% due 06/15/23	250,000	266,896
The Bank of New York Mellon Corp 1.850% due 01/27/23	480,000	495,105
1.950% due 08/23/22	210,000	216,085
3.450% due 08/11/23	500,000	540,785
3.500% due 04/28/23	250,000	268,267
The Bank of Nova Scotia (Canada) 0.550% due 09/15/23	150,000	150,632
1.625% due 05/01/23	250,000	257,266
1.950% due 02/01/23	500,000	516,499
2.000% due 11/15/22	500,000	516,504
The Charles Schwab Corp 2.650% due 01/25/23	250,000	262,054
The Goldman Sachs Group Inc 0.627% due 11/17/23	285,000	286,248
2.905% due 07/24/23	1,100,000	1,142,816
2.908% due 06/05/23	250,000	258,852
3.000% due 04/26/22	600,000	604,893
3.200% due 02/23/23	1,050,000	1,109,723
3.625% due 01/22/23	500,000	533,697
The PNC Financial Services Group Inc 2.854% due 11/09/22	200,000	209,456
The Toronto-Dominion Bank (Canada) 0.450% due 09/11/23	500,000	501,601
0.750% due 06/12/23	165,000	166,797
1.900% due 12/01/22	500,000	516,067
3.500% due 07/19/23	200,000	216,524
The Western Union Co 3.600% due 03/15/22	300,000	309,948
Truist Bank 1.250% due 03/09/23	750,000	765,080
Truist Financial Corp 2.200% due 03/16/23	400,000	415,285
2.700% due 01/27/22	500,000	511,938
2.750% due 04/01/22	200,000	205,814
3.050% due 06/20/22	350,000	363,330
3.750% due 12/06/23	250,000	274,758
US Bank NA 1.800% due 01/21/22	250,000	253,864
1.950% due 01/09/23	500,000	516,125
2.650% due 05/23/22	250,000	257,945
3.150% due 04/26/21	250,000	251,666
3.400% due 07/24/23	250,000	268,687
Ventas Realty LP REIT 3.100% due 01/15/23	200,000	210,001
Visa Inc 2.150% due 09/15/22	200,000	206,267
2.800% due 12/14/22	350,000	366,269
Wells Fargo & Co 1.654% due 06/02/24	1,010,000	1,037,806
2.625% due 07/22/22	350,000	362,391
3.069% due 01/24/23	500,000	514,337
3.450% due 02/13/23	150,000	159,053
3.500% due 03/08/22	1,000,000	1,036,916
4.125% due 08/15/23	500,000	546,489
Wells Fargo Bank NA 3.550% due 08/14/23	700,000	756,327

	Principal Amount	Value
Westpac Banking Corp (Australia) 2.000% due 01/13/23	$560,000	$579,801
2.500% due 06/28/22	250,000	258,666
2.800% due 01/11/22	300,000	307,851

		91,279,020

Industrial - 6.8%

3M Co 2.750% due 03/01/22	100,000	102,978
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	300,000	310,187
Agilent Technologies Inc 3.875% due 07/15/23	250,000	269,148
Burlington Northern Santa Fe LLC 3.050% due 09/01/22	400,000	415,729
3.850% due 09/01/23	200,000	216,872
Caterpillar Financial Services Corp 0.450% due 09/14/23	430,000	431,800
0.650% due 07/07/23	300,000	302,606
0.950% due 05/13/22	200,000	201,832
1.900% due 09/06/22	895,000	920,166
1.950% due 11/18/22	250,000	258,068
CNH Industrial Capital LLC 1.950% due 07/02/23	330,000	339,819
4.375% due 04/05/22	200,000	209,062
Deere & Co 2.600% due 06/08/22	500,000	514,479
Eaton Corp 2.750% due 11/02/22	350,000	365,325
Emerson Electric Co 2.625% due 12/01/21	300,000	305,804
FedEx Corp 2.625% due 08/01/22	200,000	207,041
3.400% due 01/14/22	140,000	144,463
Fortune Brands Home & Security Inc 4.000% due 09/21/23	250,000	272,510
General Dynamics Corp 2.250% due 11/15/22	250,000	258,013
3.375% due 05/15/23	150,000	160,447
General Electric Co 2.700% due 10/09/22	600,000	626,098
Honeywell International Inc 0.483% due 08/19/22	480,000	480,792
2.150% due 08/08/22	445,000	457,064
Jabil Inc 4.700% due 09/15/22	200,000	213,139
John Deere Capital Corp 0.400% due 10/10/23	275,000	276,430
0.550% due 07/05/22	110,000	110,556
0.700% due 07/05/23	700,000	707,629
1.950% due 06/13/22	105,000	107,564
2.150% due 09/08/22	100,000	103,459
2.800% due 03/06/23	200,000	211,209
2.950% due 04/01/22	90,000	93,013
Lockheed Martin Corp 3.350% due 09/15/21	139,000	141,939
Masco Corp 5.950% due 03/15/22	200,000	213,009
Norfolk Southern Corp 3.000% due 04/01/22	200,000	205,387
Northrop Grumman Corp 2.550% due 10/15/22	250,000	259,734
3.250% due 08/01/23	300,000	322,709
Packaging Corp of America 4.500% due 11/01/23	250,000	275,780
Parker-Hannifin Corp 3.500% due 09/15/22	200,000	210,159
Precision Castparts Corp 2.500% due 01/15/23	200,000	207,896

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Raytheon Technologies Corp 2.500% due 12/15/22	$250,000	$259,193
2.800% due 03/15/22	300,000	308,608
Roper Technologies Inc 0.450% due 08/15/22	450,000	450,823
Ryder System Inc 2.800% due 03/01/22	300,000	307,813
2.875% due 06/01/22	60,000	61,999
3.750% due 06/09/23	100,000	107,660
The Boeing Co 2.300% due 08/01/21	280,000	282,597
2.700% due 05/01/22	85,000	87,405
4.508% due 05/01/23	500,000	540,618
8.750% due 08/15/21	200,000	209,941
Union Pacific Corp 2.950% due 03/01/22	55,000	56,721
3.200% due 06/08/21	135,000	136,679
3.500% due 06/08/23	150,000	160,908
4.163% due 07/15/22	200,000	209,914
United Parcel Service Inc 2.500% due 04/01/23	200,000	209,301

		14,820,095

Technology - 7.6%

Adobe Inc 1.700% due 02/01/23	95,000	97,833
Analog Devices Inc 2.500% due 12/05/21	150,000	152,725
Apple Inc 0.750% due 05/11/23	1,345,000	1,361,754
1.700% due 09/11/22	200,000	205,115
2.100% due 09/12/22	250,000	257,811
2.150% due 02/09/22	300,000	306,262
2.300% due 05/11/22	500,000	514,039
2.400% due 05/03/23	200,000	209,852
2.700% due 05/13/22	300,000	310,661
2.850% due 02/23/23	350,000	367,634
Broadcom Corp 2.650% due 01/15/23	250,000	260,168
Broadcom Inc 2.250% due 11/15/23	250,000	261,258
3.125% due 10/15/22	400,000	418,761
Dell International LLC 5.450% due 06/15/23 ~	850,000	940,369
DXC Technology Co 4.000% due 04/15/23	350,000	372,522
Fidelity National Information Services Inc 3.500% due 04/15/23	200,000	212,364
Fiserv Inc 3.500% due 10/01/22	250,000	261,631
3.800% due 10/01/23	350,000	381,387
Hewlett Packard Enterprise Co 2.250% due 04/01/23	200,000	207,341
3.500% due 10/05/21	125,000	127,655
4.400% due 10/15/22	350,000	371,868
4.450% due 10/02/23	500,000	550,354
HP Inc 4.050% due 09/15/22	300,000	318,295
IBM Credit LLC 3.000% due 02/06/23	250,000	264,815
Intel Corp 2.700% due 12/15/22	400,000	419,023
3.100% due 07/29/22	200,000	209,271
International Business Machines Corp 1.875% due 08/01/22	300,000	308,380
2.500% due 01/27/22	300,000	307,020
2.850% due 05/13/22	500,000	517,849
2.875% due 11/09/22	150,000	157,755
3.375% due 08/01/23	250,000	270,211

	Principal Amount	Value
Intuit Inc 0.650% due 07/15/23	$65,000	$65,581
Leidos Inc 2.950% due 05/15/23 ~	35,000	36,911
Microchip Technology Inc 4.333% due 06/01/23	200,000	216,635
Micron Technology Inc 2.497% due 04/24/23	305,000	318,063
Microsoft Corp 2.000% due 08/08/23	1,000,000	1,043,528
2.375% due 05/01/23	250,000	261,341
2.400% due 02/06/22	250,000	255,168
2.650% due 11/03/22	100,000	104,186
Oracle Corp 2.400% due 09/15/23	600,000	631,169
2.500% due 05/15/22	800,000	821,514
2.500% due 10/15/22	300,000	311,917
2.625% due 02/15/23	250,000	261,820
QUALCOMM Inc 2.600% due 01/30/23	350,000	367,169
3.000% due 05/20/22	300,000	311,398
salesforce.com Inc 3.250% due 04/11/23	200,000	213,117
Texas Instruments Inc 1.850% due 05/15/22	250,000	255,087
VMware Inc 2.950% due 08/21/22	350,000	363,173

		16,759,760

Utilities - 4.7%

American Electric Power Co Inc 0.750% due 11/01/23	185,000	185,451
3.650% due 12/01/21	200,000	206,219
Berkshire Hathaway Energy Co 2.800% due 01/15/23	300,000	314,515
CenterPoint Energy Inc 2.500% due 09/01/22	200,000	206,849
Consolidated Edison Inc 0.650% due 12/01/23	200,000	200,438
Consumers Energy Co 0.350% due 06/01/23	125,000	125,204
Dominion Energy Inc 2.000% due 08/15/21	200,000	201,712
2.715% due 08/15/21	420,000	425,283
DTE Energy Co 0.550% due 11/01/22	395,000	396,505
2.250% due 11/01/22	100,000	103,526
2.600% due 06/15/22	105,000	108,307
Duke Energy Carolinas LLC 3.350% due 05/15/22	250,000	260,454
Duke Energy Corp 3.550% due 09/15/21	250,000	253,582
Duke Energy Florida LLC 3.100% due 08/15/21	500,000	505,109
Edison International 3.125% due 11/15/22	35,000	36,359
Entergy Louisiana LLC 0.620% due 11/17/23	250,000	250,857
Exelon Corp 3.497% due 06/01/22	200,000	208,073
Exelon Generation Co LLC 3.400% due 03/15/22	600,000	619,648
ITC Holdings Corp 2.700% due 11/15/22	200,000	208,242
National Rural Utilities Cooperative Finance Corp 1.750% due 01/21/22	45,000	45,747
2.400% due 04/25/22	200,000	205,219
3.050% due 02/15/22	350,000	358,053

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
NextEra Energy Capital Holdings Inc 2.403% due 09/01/21	$500,000	$506,938
2.900% due 04/01/22	100,000	103,205
4.500% due 06/01/21	150,000	150,981
Oncor Electric Delivery Co LLC 4.100% due 06/01/22	250,000	260,604
Pacific Gas and Electric Co 1.750% due 06/16/22	430,000	431,248
4.250% due 08/01/23	250,000	268,565
PPL Capital Funding Inc 4.200% due 06/15/22	350,000	365,550
Public Service Co of New Hampshire 3.500% due 11/01/23	250,000	270,156
Public Service Enterprise Group Inc 2.650% due 11/15/22	250,000	260,716
Sempra Energy 2.900% due 02/01/23	200,000	209,966
Southern California Edison Co 2.900% due 03/01/21	100,000	100,410
3.875% due 06/01/21	250,000	251,384
Southern Power Co 2.500% due 12/15/21	300,000	305,643
The Connecticut Light & Power Co 2.500% due 01/15/23	350,000	363,627
The Southern Co 2.950% due 07/01/23	500,000	529,929
WEC Energy Group Inc 0.550% due 09/15/23	250,000	251,400
Xcel Energy Inc 0.500% due 10/15/23	80,000	80,275
2.400% due 03/15/21	200,000	200,448

		10,336,397

Total Corporate Bonds & Notes (Cost $213,316,510)		217,117,704

	Shares

SHORT-TERM INVESTMENT - 0.7%

Money Market Fund - 0.7%

BlackRock Liquidity Funds T-Fund Institutional 0.000%	1,505,293	1,505,293

Total Short-Term Investment (Cost $1,505,293)		1,505,293

TOTAL INVESTMENTS - 99.7% (Cost $214,821,803)		218,622,997

OTHER ASSETS & LIABILITIES, NET - 0.3%		673,406

NET ASSETS - 100.0%		$219,296,403

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	41.6%
Consumer, Non-Cyclical	17.2%
Technology	7.6%
Consumer, Cyclical	7.3%
Energy	6.8%
Industrial	6.8%
Communications	5.1%
Utilities	4.7%
Others (each less than 3.0%)	2.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$217,117,704	$-	$217,117,704	$-
	Short-Term Investment	1,505,293	1,505,293	-	-

	Total	$218,622,997	$1,505,293	$217,117,704	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 29.3%

Basic Materials - 0.8%

Air Products & Chemicals Inc 3.350% due 07/31/24	$100,000	$109,139
Albemarle Corp 5.450% due 12/01/44	50,000	59,956
Celanese US Holdings LLC 4.625% due 11/15/22	30,000	32,216
DuPont de Nemours Inc 2.169% due 05/01/23	400,000	405,413
4.493% due 11/15/25	100,000	116,786
4.725% due 11/15/28	150,000	184,831
5.319% due 11/15/38	65,000	88,039
5.419% due 11/15/48	75,000	108,991
Eastman Chemical Co 3.800% due 03/15/25	100,000	111,226
4.650% due 10/15/44	50,000	63,298
4.800% due 09/01/42	100,000	128,153
Ecolab Inc 2.375% due 08/10/22	200,000	206,251
Fibria Overseas Finance Ltd (Brazil) 5.500% due 01/17/27	50,000	57,001
FMC Corp 4.100% due 02/01/24	50,000	54,470
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	161,743
Huntsman International LLC 4.500% due 05/01/29	45,000	51,913
International Paper Co 4.350% due 08/15/48	100,000	130,973
6.000% due 11/15/41	200,000	293,346
Kinross Gold Corp (Canada) 5.950% due 03/15/24	100,000	113,842
Linde Inc 1.100% due 08/10/30	50,000	49,515
2.000% due 08/10/50	30,000	28,129
2.200% due 08/15/22	100,000	102,565
LYB International Finance III LLC 1.250% due 10/01/25	20,000	20,364
2.250% due 10/01/30	25,000	25,872
3.375% due 05/01/30	250,000	280,498
3.375% due 10/01/40	30,000	32,126
3.625% due 04/01/51	40,000	43,793
3.800% due 10/01/60	30,000	32,409
4.200% due 05/01/50	300,000	350,234
LyondellBasell Industries NV 4.625% due 02/26/55	75,000	90,484
Newmont Corp 2.250% due 10/01/30	65,000	68,486
5.875% due 04/01/35	100,000	145,700
Nucor Corp 2.000% due 06/01/25	250,000	264,977
2.979% due 12/15/55 ~	25,000	26,097
4.000% due 08/01/23	25,000	27,033
4.125% due 09/15/22	50,000	52,708
Nutrien Ltd (Canada) 1.900% due 05/13/23	15,000	15,502
2.950% due 05/13/30	50,000	55,068
4.200% due 04/01/29	55,000	65,780
5.250% due 01/15/45	145,000	197,796
PPG Industries Inc 2.800% due 08/15/29	50,000	54,852
Reliance Steel & Aluminum Co 1.300% due 08/15/25	40,000	40,663
Rio Tinto Finance USA Ltd (Australia) 7.125% due 07/15/28	50,000	70,422
Rio Tinto Finance USA PLC (Australia) 4.750% due 03/22/42	200,000	278,910

	Principal Amount	Value
RPM International Inc 5.250% due 06/01/45	$50,000	$61,373
Southern Copper Corp (Peru) 5.250% due 11/08/42	150,000	201,087
7.500% due 07/27/35	50,000	76,396
Steel Dynamics Inc 1.650% due 10/15/27	10,000	10,318
2.400% due 06/15/25	15,000	15,956
3.250% due 01/15/31	40,000	44,799
3.250% due 10/15/50	20,000	20,929
Suzano Austria GmbH (Brazil) 3.750% due 01/15/31	125,000	132,781
Teck Resources Ltd (Canada) 3.900% due 07/15/30	250,000	278,715
The Dow Chemical Co 2.100% due 11/15/30	250,000	256,588
3.600% due 11/15/50	250,000	280,901
4.250% due 10/01/34	200,000	241,825
4.800% due 05/15/49	65,000	87,584
The Mosaic Co 5.450% due 11/15/33	163,000	203,000
The Sherwin-Williams Co 3.125% due 06/01/24	25,000	27,135
3.450% due 06/01/27	60,000	68,114
3.950% due 01/15/26	150,000	171,747
4.000% due 12/15/42	50,000	58,778
4.500% due 06/01/47	29,000	38,793
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	150,000	220,220
8.250% due 01/17/34	100,000	154,150
Westlake Chemical Corp 4.375% due 11/15/47	100,000	119,079

		7,667,838

Communications - 2.9%

Alibaba Group Holding Ltd (China) 3.600% due 11/28/24	200,000	220,350
Alphabet Inc 0.800% due 08/15/27	150,000	149,426
1.900% due 08/15/40	150,000	147,226
1.998% due 08/15/26	200,000	214,556
2.250% due 08/15/60	150,000	145,243
Amazon.com Inc 0.800% due 06/03/25	565,000	573,782
1.500% due 06/03/30	85,000	86,395
2.400% due 02/22/23	200,000	208,835
2.500% due 06/03/50	40,000	41,505
2.700% due 06/03/60	300,000	321,217
3.875% due 08/22/37	195,000	243,264
4.050% due 08/22/47	70,000	92,436
4.250% due 08/22/57	100,000	142,501
5.200% due 12/03/25	50,000	60,856
America Movil SAB de CV (Mexico) 2.875% due 05/07/30	200,000	217,010
6.375% due 03/01/35	125,000	188,461
AT&T Inc 1.650% due 02/01/28	300,000	306,348
2.250% due 02/01/32	165,000	167,605
2.300% due 06/01/27	550,000	586,906
2.550% due 12/01/33 ~	250,000	257,626
2.750% due 06/01/31	100,000	106,925
3.500% due 06/01/41	100,000	107,971
3.500% due 09/15/53 ~	197,000	197,011
3.550% due 09/15/55 ~	433,000	431,552
3.650% due 06/01/51	350,000	366,500
3.650% due 09/15/59 ~	121,000	121,603
3.800% due 12/01/57 ~	200,000	208,552
3.850% due 06/01/60	45,000	47,270
4.125% due 02/17/26	300,000	347,339
4.250% due 03/01/27	100,000	116,994

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
4.300% due 12/15/42	$393,000	$459,088
4.350% due 03/01/29	150,000	178,897
4.350% due 06/15/45	177,000	204,511
4.500% due 05/15/35	90,000	109,248
4.550% due 03/09/49	100,000	120,592
4.850% due 03/01/39	70,000	87,185
5.350% due 09/01/40	161,000	210,985
Baidu Inc (China) 2.875% due 07/06/22	300,000	309,218
Bell Canada (Canada) 4.464% due 04/01/48	65,000	86,939
Booking Holdings Inc 3.600% due 06/01/26	50,000	56,855
4.625% due 04/13/30	200,000	248,674
British Telecommunications PLC (United Kingdom) 5.125% due 12/04/28	200,000	246,259
9.625% due 12/15/30	50,000	82,965
Charter Communications Operating LLC 3.750% due 02/15/28	100,000	112,249
3.850% due 04/01/61	300,000	302,329
4.200% due 03/15/28	200,000	230,822
4.464% due 07/23/22	100,000	105,450
4.500% due 02/01/24	100,000	110,966
4.908% due 07/23/25	150,000	174,381
5.125% due 07/01/49	100,000	122,057
5.375% due 05/01/47	50,000	62,408
6.384% due 10/23/35	70,000	96,034
6.484% due 10/23/45	165,000	234,299
6.834% due 10/23/55	50,000	75,901
Cisco Systems Inc 2.600% due 02/28/23	50,000	52,570
2.950% due 02/28/26	50,000	55,776
3.000% due 06/15/22	60,000	62,419
Comcast Corp 1.500% due 02/15/31	200,000	198,784
1.950% due 01/15/31	140,000	144,090
2.350% due 01/15/27	40,000	43,072
2.450% due 08/15/52	100,000	97,414
2.800% due 01/15/51	55,000	57,287
3.000% due 02/01/24	100,000	107,694
3.100% due 04/01/25	100,000	110,107
3.300% due 02/01/27	100,000	113,021
3.400% due 07/15/46	55,000	63,304
3.700% due 04/15/24	85,000	93,547
3.750% due 04/01/40	155,000	186,761
3.950% due 10/15/25	100,000	114,938
3.999% due 11/01/49	211,000	266,106
4.000% due 08/15/47	100,000	125,684
4.049% due 11/01/52	97,000	124,187
4.150% due 10/15/28	95,000	114,384
4.250% due 10/15/30	420,000	517,305
4.400% due 08/15/35	77,000	98,566
4.600% due 10/15/38	85,000	112,007
4.600% due 08/15/45	77,000	104,185
4.700% due 10/15/48	325,000	452,858
4.750% due 03/01/44	300,000	411,415
4.950% due 10/15/58	80,000	121,467
Corning Inc 4.375% due 11/15/57	100,000	125,061
4.700% due 03/15/37	50,000	61,233
5.350% due 11/15/48	100,000	141,713
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	292,740
Discovery Communications LLC 3.450% due 03/15/25	100,000	109,822
3.800% due 03/13/24	100,000	109,157
3.950% due 03/20/28	60,000	68,881
4.000% due 09/15/55 ~	118,000	132,084

	Principal Amount	Value
5.200% due 09/20/47	$30,000	$39,081
E*TRADE Financial Corp 3.800% due 08/24/27	15,000	17,319
4.500% due 06/20/28	50,000	60,161
eBay Inc 1.900% due 03/11/25	50,000	52,606
2.700% due 03/11/30	100,000	107,688
2.750% due 01/30/23	50,000	52,383
3.600% due 06/05/27	50,000	56,721
Expedia Group Inc 3.800% due 02/15/28	50,000	53,747
4.500% due 08/15/24	200,000	218,455
FOX Corp 3.050% due 04/07/25	150,000	164,240
5.576% due 01/25/49	200,000	292,360
JD.com Inc (China) 4.125% due 01/14/50	200,000	223,919
Juniper Networks Inc 3.750% due 08/15/29	100,000	115,410
Motorola Solutions Inc 4.600% due 02/23/28	100,000	120,667
Omnicom Group Inc 3.600% due 04/15/26	50,000	57,082
3.625% due 05/01/22	100,000	104,329
Orange SA (France) 5.375% due 01/13/42	150,000	213,076
9.000% due 03/01/31	50,000	82,266
Rogers Communications Inc (Canada) 4.300% due 02/15/48	85,000	108,782
4.350% due 05/01/49	75,000	97,114
4.500% due 03/15/43	25,000	31,850
5.000% due 03/15/44	100,000	137,315
T-Mobile USA Inc 2.250% due 11/15/31 ~	50,000	51,411
2.550% due 02/15/31 ~	300,000	315,396
3.000% due 02/15/41 ~	20,000	20,772
3.300% due 02/15/51 ~	50,000	51,535
3.500% due 04/15/25 ~	200,000	221,196
3.600% due 11/15/60 ~	220,000	233,929
3.875% due 04/15/30 ~	300,000	347,778
4.500% due 04/15/50 ~	200,000	247,052
TD Ameritrade Holding Corp 2.950% due 04/01/22	100,000	102,913
3.750% due 04/01/24	50,000	54,943
Telefonica Emisiones SA (Spain) 5.213% due 03/08/47	150,000	193,682
7.045% due 06/20/36	150,000	223,983
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	382,082
TELUS Corp (Canada) 4.600% due 11/16/48	100,000	131,476
The Walt Disney Co 1.650% due 09/01/22	20,000	20,462
1.750% due 08/30/24	50,000	52,162
1.750% due 01/13/26	70,000	73,398
2.000% due 09/01/29	35,000	36,590
2.200% due 01/13/28	350,000	375,070
2.650% due 01/13/31	60,000	65,798
2.750% due 09/01/49	45,000	47,611
3.375% due 11/15/26	200,000	226,189
3.600% due 01/13/51	200,000	242,768
4.700% due 03/23/50	200,000	282,505
5.400% due 10/01/43	100,000	146,307
6.400% due 12/15/35	39,000	60,492
6.650% due 11/15/37	150,000	237,111
Thomson Reuters Corp (Canada) 5.650% due 11/23/43	150,000	203,525
5.850% due 04/15/40	25,000	35,017
Time Warner Cable LLC 5.875% due 11/15/40	150,000	200,602

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
6.550% due 05/01/37	$100,000	$137,276
6.750% due 06/15/39	50,000	71,247
7.300% due 07/01/38	150,000	222,549
TWDC Enterprises 18 Corp 2.350% due 12/01/22	100,000	103,867
Verizon Communications Inc 0.850% due 11/20/25	100,000	100,810
1.500% due 09/18/30	90,000	88,652
1.750% due 01/20/31	100,000	99,622
2.650% due 11/20/40	100,000	101,138
2.875% due 11/20/50	100,000	100,853
2.987% due 10/30/56 ~	683,000	687,577
3.000% due 11/20/60	90,000	90,625
3.150% due 03/22/30	500,000	560,871
3.376% due 02/15/25	200,000	222,174
4.000% due 03/22/50	250,000	303,284
4.125% due 03/16/27	300,000	353,905
4.272% due 01/15/36	57,000	70,698
4.522% due 09/15/48	309,000	402,980
5.150% due 09/15/23	150,000	169,168
ViacomCBS Inc 2.900% due 01/15/27	50,000	54,922
3.375% due 02/15/28	55,000	61,856
3.875% due 04/01/24	100,000	109,362
4.200% due 05/19/32	300,000	361,985
4.375% due 03/15/43	70,000	82,701
5.900% due 10/15/40	50,000	66,903
6.875% due 04/30/36	100,000	144,824
7.875% due 07/30/30	100,000	149,448
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	295,000	322,505
5.000% due 05/30/38	40,000	52,339
5.125% due 06/19/59	100,000	138,019
5.250% due 05/30/48	75,000	104,349
6.150% due 02/27/37	150,000	216,444
7.875% due 02/15/30	50,000	74,254
Weibo Corp (China) 3.375% due 07/08/30	200,000	204,471
WPP Finance 2010 (United Kingdom) 3.625% due 09/07/22	100,000	105,108

		28,868,328

Consumer, Cyclical - 1.6%

Advance Auto Parts Inc 1.750% due 10/01/27	20,000	20,335
American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	121,425	118,875
American Honda Finance Corp 0.400% due 10/21/22	200,000	200,329
1.200% due 07/08/25	50,000	51,190
2.900% due 02/16/24	250,000	267,569
3.625% due 10/10/23	25,000	27,224
Aptiv Corp 4.150% due 03/15/24	40,000	44,052
Aptiv PLC 4.250% due 01/15/26	50,000	57,696
4.400% due 10/01/46	100,000	107,790
AutoNation Inc 4.500% due 10/01/25	100,000	111,246
AutoZone Inc 1.650% due 01/15/31	85,000	84,560
3.750% due 06/01/27	100,000	114,918
Best Buy Co Inc 4.450% due 10/01/28	50,000	59,836
BorgWarner Inc 2.650% due 07/01/27	25,000	26,895
Choice Hotels International Inc 3.700% due 12/01/29	25,000	27,345
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	19,510	19,785

	Principal Amount	Value
Costco Wholesale Corp 1.375% due 06/20/27	$200,000	$206,220
1.750% due 04/20/32	200,000	208,039
Cummins Inc 0.750% due 09/01/25	35,000	35,269
1.500% due 09/01/30	100,000	100,734
2.600% due 09/01/50	100,000	102,163
Daimler Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	79,075
Darden Restaurants Inc 3.850% due 05/01/27	130,000	142,596
Delta Air Lines Pass Through Trust “AA” 2.000% due 12/10/29	48,505	48,581
3.204% due 10/25/25	25,000	25,741
Dollar General Corp 3.250% due 04/15/23	50,000	52,918
3.875% due 04/15/27	50,000	57,924
4.150% due 11/01/25	25,000	28,699
Dollar Tree Inc 3.700% due 05/15/23	45,000	48,184
4.200% due 05/15/28	45,000	53,569
General Motors Co 4.200% due 10/01/27	50,000	56,668
5.400% due 04/01/48	50,000	62,969
6.125% due 10/01/25	250,000	303,433
6.250% due 10/02/43	100,000	134,902
6.750% due 04/01/46	25,000	36,115
General Motors Financial Co Inc 3.500% due 11/07/24	100,000	108,160
3.550% due 07/08/22	350,000	365,134
3.600% due 06/21/30	350,000	390,956
3.700% due 05/09/23	200,000	212,105
3.950% due 04/13/24	100,000	108,954
4.000% due 10/06/26	50,000	56,322
4.150% due 06/19/23	250,000	269,031
Hasbro Inc 3.500% due 09/15/27	30,000	32,696
3.900% due 11/19/29	100,000	113,363
Hyatt Hotels Corp 4.850% due 03/15/26	25,000	28,016
JetBlue 2020-1 Class A Pass-Through Trust 4.000% due 05/15/34	15,000	16,256
Kohl’s Corp 3.250% due 02/01/23	100,000	103,793
4.250% due 07/17/25	50,000	54,313
5.550% due 07/17/45	50,000	53,937
Las Vegas Sands Corp 2.900% due 06/25/25	30,000	31,413
3.200% due 08/08/24	45,000	47,687
3.500% due 08/18/26	30,000	32,119
3.900% due 08/08/29	40,000	43,028
Leggett & Platt Inc 3.800% due 11/15/24	50,000	53,653
Lennar Corp 4.750% due 11/15/22	200,000	211,445
Lowe’s Cos Inc 1.300% due 04/15/28	20,000	20,181
1.700% due 10/15/30	20,000	20,215
3.000% due 10/15/50	15,000	16,053
3.120% due 04/15/22	100,000	102,941
3.650% due 04/05/29	35,000	40,854
3.700% due 04/15/46	250,000	296,450
3.875% due 09/15/23	100,000	108,597
4.500% due 04/15/30	250,000	311,271
Magna International Inc (Canada) 4.150% due 10/01/25	25,000	28,673
Marriott International Inc 3.125% due 06/15/26	200,000	213,496
3.500% due 10/15/32	40,000	43,843

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
McDonald’s Corp 3.350% due 04/01/23	$25,000	$26,639
3.375% due 05/26/25	100,000	111,100
3.500% due 03/01/27	50,000	57,283
3.500% due 07/01/27	300,000	344,398
3.600% due 07/01/30	100,000	117,330
3.700% due 02/15/42	200,000	234,916
3.800% due 04/01/28	25,000	29,248
4.200% due 04/01/50	150,000	193,023
4.450% due 09/01/48	10,000	13,091
4.875% due 07/15/40	10,000	13,273
Mohawk Industries Inc 3.625% due 05/15/30	50,000	55,988
NIKE Inc 2.250% due 05/01/23	27,000	28,131
3.375% due 11/01/46	200,000	237,459
3.625% due 05/01/43	25,000	30,541
O’Reilly Automotive Inc 3.800% due 09/01/22	100,000	104,721
4.350% due 06/01/28	100,000	119,049
PACCAR Financial Corp 2.300% due 08/10/22	100,000	103,385
3.400% due 08/09/23	25,000	27,019
PulteGroup Inc 5.500% due 03/01/26	200,000	238,358
Ralph Lauren Corp 3.750% due 09/15/25	50,000	56,223
Ross Stores Inc 0.875% due 04/15/26	100,000	100,063
1.875% due 04/15/31	100,000	100,519
Sands China Ltd (Macau) 3.800% due 01/08/26 ~	350,000	374,661
Southwest Airlines Co 5.250% due 05/04/25	180,000	208,591
Starbucks Corp 2.450% due 06/15/26	50,000	54,054
3.500% due 03/01/28	100,000	114,712
3.500% due 11/15/50	200,000	229,964
3.550% due 08/15/29	100,000	116,399
3.750% due 12/01/47	35,000	40,954
4.300% due 06/15/45	35,000	43,806
4.450% due 08/15/49	100,000	131,921
Tapestry Inc 4.125% due 07/15/27	100,000	107,986
Target Corp 2.250% due 04/15/25	500,000	536,538
2.900% due 01/15/22	100,000	102,777
3.375% due 04/15/29	100,000	117,255
The Home Depot Inc 2.125% due 09/15/26	100,000	107,889
2.700% due 04/01/23	100,000	104,908
2.700% due 04/15/30	300,000	334,924
3.000% due 04/01/26	25,000	27,981
3.250% due 03/01/22	45,000	46,549
3.350% due 09/15/25	45,000	50,696
3.500% due 09/15/56	55,000	68,773
3.900% due 12/06/28	40,000	48,139
4.200% due 04/01/43	300,000	390,839
4.500% due 12/06/48	100,000	140,510
5.875% due 12/16/36	75,000	113,780
Toyota Motor Credit Corp 0.350% due 10/14/22	50,000	50,147
0.450% due 07/22/22	100,000	100,296
0.800% due 10/16/25	50,000	50,370
1.150% due 05/26/22	50,000	50,661
1.150% due 08/13/27	120,000	120,549
1.350% due 08/25/23	50,000	51,350
1.800% due 02/13/25	50,000	52,451
2.150% due 02/13/30	100,000	107,462
2.625% due 01/10/23	100,000	104,808

	Principal Amount	Value
2.650% due 04/12/22	$250,000	$257,414
3.200% due 01/11/27	100,000	112,453
3.350% due 01/08/24	100,000	108,633
United Airlines Pass-Through Trust ‘A’ 2.875% due 04/07/30	126,212	127,279
3.100% due 01/07/30	42,085	42,746
4.000% due 10/11/27	74,540	75,600
5.875% due 04/15/29	90,000	97,489
Walgreen Co 3.100% due 09/15/22	75,000	78,313
Walgreens Boots Alliance Inc 3.450% due 06/01/26	30,000	33,196
4.650% due 06/01/46	20,000	22,348
4.800% due 11/18/44	165,000	187,424
Walmart Inc 2.650% due 12/15/24	100,000	108,487
2.850% due 07/08/24	90,000	97,399
2.950% due 09/24/49	500,000	576,523
3.050% due 07/08/26	65,000	73,197
3.250% due 07/08/29	80,000	93,128
3.300% due 04/22/24	300,000	327,163
3.400% due 06/26/23	50,000	53,711
3.700% due 06/26/28	100,000	117,811
3.950% due 06/28/38	25,000	31,891
4.050% due 06/29/48	65,000	88,212
Whirlpool Corp 4.600% due 05/15/50	50,000	64,870
4.750% due 02/26/29	60,000	73,231
WW Grainger Inc 1.850% due 02/15/25	25,000	26,341
3.750% due 05/15/46	50,000	59,097
4.600% due 06/15/45	20,000	26,840

		16,263,652

Consumer, Non-Cyclical - 4.9%

Abbott Laboratories 2.950% due 03/15/25	100,000	109,764
3.400% due 11/30/23	70,000	75,902
3.750% due 11/30/26	227,000	266,058
4.750% due 11/30/36	100,000	137,812
4.900% due 11/30/46	100,000	148,101
6.150% due 11/30/37	25,000	39,340
AbbVie Inc 2.300% due 11/21/22	425,000	440,766
2.600% due 11/21/24	80,000	85,805
2.850% due 05/14/23	50,000	52,592
2.950% due 11/21/26	105,000	116,241
3.200% due 11/06/22	70,000	73,310
3.200% due 05/14/26	100,000	110,897
3.200% due 11/21/29	175,000	196,321
3.250% due 10/01/22	100,000	104,197
3.600% due 05/14/25	175,000	195,118
3.800% due 03/15/25	70,000	78,150
4.050% due 11/21/39	70,000	84,683
4.250% due 11/21/49	300,000	377,352
4.300% due 05/14/36	50,000	61,632
4.400% due 11/06/42	125,000	156,976
4.500% due 05/14/35	160,000	201,102
4.625% due 10/01/42	100,000	127,242
4.700% due 05/14/45	50,000	65,409
4.750% due 03/15/45	330,000	432,272
Adventist Health System 3.630% due 03/01/49	15,000	16,688
Advocate Health & Hospitals Corp 3.387% due 10/15/49	50,000	56,764
Aetna Inc 2.750% due 11/15/22	125,000	129,660
2.800% due 06/15/23	25,000	26,320
3.500% due 11/15/24	100,000	109,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
3.875% due 08/15/47	$30,000	$35,813
4.125% due 11/15/42	100,000	118,673
Altria Group Inc 2.350% due 05/06/25	75,000	79,752
3.400% due 05/06/30	50,000	56,159
3.800% due 02/14/24	290,000	316,769
4.400% due 02/14/26	25,000	29,033
4.450% due 05/06/50	75,000	88,824
4.500% due 05/02/43	100,000	114,829
4.800% due 02/14/29	300,000	359,976
5.800% due 02/14/39	65,000	85,645
5.950% due 02/14/49	75,000	105,076
6.200% due 02/14/59	30,000	42,196
AmerisourceBergen Corp 3.400% due 05/15/24	100,000	108,663
3.450% due 12/15/27	50,000	57,038
Amgen Inc 1.900% due 02/21/25	35,000	36,853
2.200% due 02/21/27	35,000	37,530
2.300% due 02/25/31	200,000	213,564
2.450% due 02/21/30	50,000	53,598
2.770% due 09/01/53 ~	311,000	312,319
3.200% due 11/02/27	50,000	56,184
3.375% due 02/21/50	250,000	279,594
3.625% due 05/22/24	100,000	109,800
4.400% due 05/01/45	100,000	127,073
5.150% due 11/15/41	174,000	242,580
Anheuser-Busch Cos LLC (Belgium) 3.650% due 02/01/26	500,000	565,252
4.700% due 02/01/36	275,000	349,198
Anheuser-Busch InBev Finance Inc (Belgium) 4.625% due 02/01/44	300,000	372,741
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.500% due 06/01/30	350,000	405,696
3.750% due 07/15/42	100,000	113,770
4.000% due 04/13/28	80,000	94,336
4.150% due 01/23/25	60,000	68,343
4.375% due 04/15/38	35,000	43,338
4.439% due 10/06/48	200,000	248,955
4.500% due 06/01/50	250,000	315,123
4.600% due 04/15/48	50,000	63,273
4.750% due 01/23/29	55,000	67,869
4.750% due 04/15/58	100,000	130,997
4.900% due 01/23/31	65,000	82,818
5.450% due 01/23/39	65,000	87,865
5.550% due 01/23/49	100,000	142,161
5.800% due 01/23/59	45,000	69,342
Anthem Inc 2.950% due 12/01/22	50,000	52,410
3.300% due 01/15/23	75,000	79,381
3.350% due 12/01/24	400,000	440,885
3.650% due 12/01/27	30,000	34,602
4.375% due 12/01/47	30,000	38,669
4.625% due 05/15/42	100,000	130,587
4.650% due 01/15/43	50,000	65,582
Ascension Health 3.945% due 11/15/46	70,000	90,414
AstraZeneca PLC (United Kingdom) 2.375% due 06/12/22	100,000	102,806
3.125% due 06/12/27	100,000	112,619
3.375% due 11/16/25	100,000	112,513
4.000% due 09/18/42	25,000	30,909
4.375% due 11/16/45	25,000	33,563
6.450% due 09/15/37	100,000	154,259
Automatic Data Processing Inc 1.250% due 09/01/30	40,000	39,939
3.375% due 09/15/25	25,000	28,159
Avery Dennison Corp 2.650% due 04/30/30	30,000	32,186

	Principal Amount	Value
Banner Health 1.897% due 01/01/31	$40,000	$40,783
2.913% due 01/01/51	50,000	53,221
BAT Capital Corp (United Kingdom) 2.259% due 03/25/28	325,000	337,659
2.726% due 03/25/31	250,000	259,237
2.789% due 09/06/24	35,000	37,448
3.215% due 09/06/26	50,000	55,125
3.222% due 08/15/24	100,000	108,314
3.462% due 09/06/29	50,000	54,613
3.557% due 08/15/27	100,000	111,369
4.390% due 08/15/37	70,000	78,364
4.700% due 04/02/27	200,000	235,403
4.758% due 09/06/49	50,000	58,066
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	25,000	25,603
Baxalta Inc 4.000% due 06/23/25	15,000	16,956
5.250% due 06/23/45	9,000	12,351
Baxter International Inc 3.950% due 04/01/30 ~	150,000	179,382
Becton Dickinson and Co 2.823% due 05/20/30	70,000	76,989
3.363% due 06/06/24	50,000	54,370
3.734% due 12/15/24	129,000	143,071
4.669% due 06/06/47	50,000	65,656
Bestfoods 7.250% due 12/15/26	200,000	270,769
Biogen Inc 2.250% due 05/01/30	55,000	57,478
3.150% due 05/01/50	440,000	456,707
Boston Scientific Corp 4.000% due 03/01/29	70,000	82,515
4.550% due 03/01/39	50,000	63,804
4.700% due 03/01/49	70,000	96,042
Bristol-Myers Squibb Co 0.537% due 11/13/23	35,000	35,065
0.750% due 11/13/25	50,000	50,366
1.125% due 11/13/27	50,000	50,531
1.450% due 11/13/30	30,000	30,160
2.350% due 11/13/40	20,000	20,584
2.550% due 11/13/50	30,000	30,721
2.600% due 05/16/22	50,000	51,601
2.900% due 07/26/24	85,000	92,328
3.200% due 06/15/26	50,000	56,283
3.250% due 08/15/22	100,000	104,788
3.250% due 02/20/23	50,000	52,628
3.250% due 02/27/27	100,000	113,153
3.250% due 08/01/42	100,000	116,371
3.400% due 07/26/29	380,000	442,524
3.450% due 11/15/27	50,000	57,692
3.900% due 02/20/28	100,000	118,423
4.000% due 08/15/23	100,000	109,537
4.125% due 06/15/39	35,000	44,697
4.250% due 10/26/49	365,000	494,395
4.350% due 11/15/47	50,000	67,219
Brown-Forman Corp 4.500% due 07/15/45	40,000	53,946
Bunge Ltd Finance Corp 3.000% due 09/25/22	55,000	57,130
3.250% due 08/15/26	20,000	22,238
3.750% due 09/25/27	30,000	34,245
California Institute of Technology 3.650% due 09/01/19	20,000	22,746
Campbell Soup Co 2.500% due 08/02/22	100,000	103,362
3.650% due 03/15/23	15,000	16,020
4.150% due 03/15/28	100,000	117,638
4.800% due 03/15/48	20,000	26,751

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Cardinal Health Inc 2.616% due 06/15/22	$50,000	$51,487
3.079% due 06/15/24	50,000	53,838
3.410% due 06/15/27	100,000	112,937
3.750% due 09/15/25	50,000	56,494
4.368% due 06/15/47	50,000	58,957
4.900% due 09/15/45	50,000	61,700
Church & Dwight Co Inc 2.450% due 08/01/22	100,000	103,130
Cigna Corp 2.400% due 03/15/30	120,000	127,981
3.050% due 10/15/27	30,000	33,646
3.200% due 03/15/40	85,000	93,347
3.400% due 03/15/50	65,000	73,145
3.750% due 07/15/23	74,000	80,013
3.875% due 10/15/47	50,000	59,281
4.125% due 11/15/25	45,000	51,847
4.375% due 10/15/28	80,000	96,716
4.800% due 08/15/38	60,000	78,221
4.900% due 12/15/48	555,000	763,234
Cintas Corp No 2 2.900% due 04/01/22	50,000	51,477
3.700% due 04/01/27	50,000	57,635
Colgate-Palmolive Co 3.700% due 08/01/47	100,000	129,711
CommonSpirit Health 4.350% due 11/01/42	150,000	176,014
Conagra Brands Inc 3.200% due 01/25/23	41,000	43,146
4.300% due 05/01/24	15,000	16,792
4.600% due 11/01/25	35,000	41,254
4.850% due 11/01/28	45,000	55,933
5.300% due 11/01/38	50,000	66,929
5.400% due 11/01/48	40,000	57,134
Constellation Brands Inc 2.700% due 05/09/22	200,000	205,760
3.500% due 05/09/27	15,000	16,940
4.250% due 05/01/23	85,000	92,679
4.400% due 11/15/25	35,000	40,675
4.650% due 11/15/28	30,000	36,585
5.250% due 11/15/48	30,000	42,213
CVS Health Corp 1.300% due 08/21/27	335,000	336,619
1.750% due 08/21/30	200,000	201,240
2.625% due 08/15/24	30,000	32,158
2.700% due 08/21/40	65,000	65,858
2.875% due 06/01/26	100,000	110,052
3.000% due 08/15/26	35,000	38,808
3.250% due 08/15/29	65,000	73,414
3.700% due 03/09/23	28,000	29,982
3.750% due 04/01/30	100,000	116,453
3.875% due 07/20/25	200,000	226,769
4.100% due 03/25/25	37,000	41,909
4.125% due 04/01/40	300,000	358,663
4.250% due 04/01/50	200,000	250,188
4.300% due 03/25/28	185,000	220,340
4.780% due 03/25/38	95,000	120,023
5.125% due 07/20/45	105,000	141,374
5.300% due 12/05/43	200,000	270,916
Danaher Corp 2.600% due 10/01/50	125,000	129,794
3.350% due 09/15/25	30,000	33,600
4.375% due 09/15/45	30,000	39,711
Diageo Capital PLC (United Kingdom) 2.000% due 04/29/30	350,000	365,085
3.875% due 04/29/43	100,000	123,407
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	150,000	155,158
Dignity Health 5.267% due 11/01/64	100,000	136,007

	Principal Amount	Value
Eli Lilly and Co 2.250% due 05/15/50	$200,000	$196,805
3.375% due 03/15/29	65,000	75,474
3.950% due 03/15/49	100,000	131,197
4.150% due 03/15/59	50,000	69,421
Equifax Inc 2.600% due 12/01/24	25,000	26,801
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) 3.500% due 01/16/50	150,000	166,785
General Mills Inc 3.200% due 02/10/27	100,000	112,095
3.700% due 10/17/23	40,000	43,600
4.200% due 04/17/28	50,000	59,961
4.550% due 04/17/38	15,000	19,315
4.700% due 04/17/48	20,000	28,050
5.400% due 06/15/40	45,000	64,425
Gilead Sciences Inc 0.750% due 09/29/23	45,000	45,140
1.200% due 10/01/27	45,000	45,362
1.650% due 10/01/30	40,000	40,195
1.950% due 03/01/22	230,000	234,410
2.600% due 10/01/40	100,000	101,192
2.800% due 10/01/50	100,000	99,469
2.950% due 03/01/27	100,000	109,919
3.650% due 03/01/26	100,000	113,661
4.150% due 03/01/47	75,000	91,621
4.600% due 09/01/35	45,000	58,194
4.750% due 03/01/46	50,000	66,275
GlaxoSmithKline Capital Inc (United Kingdom) 3.625% due 05/15/25	85,000	95,558
6.375% due 05/15/38	100,000	157,895
GlaxoSmithKline Capital PLC (United Kingdom) 0.534% due 10/01/23	125,000	125,500
2.850% due 05/08/22	200,000	206,912
Global Payments Inc 4.000% due 06/01/23	300,000	324,371
Hackensack Meridian Health Inc 4.500% due 07/01/57	100,000	135,395
HCA Inc 4.125% due 06/15/29	35,000	40,627
4.500% due 02/15/27	60,000	69,821
4.750% due 05/01/23	60,000	65,452
5.125% due 06/15/39	50,000	64,021
5.250% due 04/15/25	70,000	81,770
5.250% due 06/15/26	75,000	88,842
5.250% due 06/15/49	100,000	132,085
5.500% due 06/15/47	75,000	100,182
Humana Inc 3.850% due 10/01/24	100,000	110,766
4.625% due 12/01/42	100,000	128,367
Ingredion Inc 3.200% due 10/01/26	100,000	111,320
Johnson & Johnson 0.550% due 09/01/25	50,000	50,238
1.300% due 09/01/30	70,000	70,329
2.050% due 03/01/23	50,000	51,823
2.100% due 09/01/40	65,000	65,549
2.250% due 09/01/50	100,000	100,596
2.450% due 03/01/26	50,000	54,416
3.400% due 01/15/38	50,000	60,564
3.500% due 01/15/48	65,000	80,542
3.550% due 03/01/36	25,000	30,911
3.625% due 03/03/37	132,000	161,585
3.700% due 03/01/46	25,000	31,884
3.750% due 03/03/47	50,000	64,277
4.850% due 05/15/41	50,000	69,766
5.950% due 08/15/37	100,000	159,109

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Kaiser Foundation Hospitals 3.150% due 05/01/27	$225,000	$254,364
4.150% due 05/01/47	20,000	26,117
Kellogg Co 3.400% due 11/15/27	100,000	113,190
4.300% due 05/15/28	100,000	119,815
Keurig Dr Pepper Inc 2.550% due 09/15/26	50,000	54,622
3.130% due 12/15/23	50,000	53,834
3.430% due 06/15/27	35,000	40,012
4.420% due 12/15/46	250,000	318,897
Kimberly-Clark Corp 1.050% due 09/15/27	25,000	25,345
3.050% due 08/15/25	50,000	55,621
3.950% due 11/01/28	10,000	11,997
6.625% due 08/01/37	100,000	163,189
Laboratory Corp of America Holdings 3.600% due 09/01/27	100,000	114,280
4.700% due 02/01/45	50,000	65,684
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	175,644
McCormick & Co Inc 3.400% due 08/15/27	50,000	56,248
McKesson Corp 3.796% due 03/15/24	300,000	329,367
Mead Johnson Nutrition Co (United Kingdom) 4.600% due 06/01/44	200,000	266,331
Medtronic Inc 3.500% due 03/15/25	119,000	133,571
4.625% due 03/15/45	65,000	92,224
Memorial Sloan-Kettering Cancer Center 2.955% due 01/01/50	55,000	58,699
Merck & Co Inc 0.750% due 02/24/26	350,000	354,126
2.400% due 09/15/22	100,000	103,424
3.400% due 03/07/29	200,000	232,729
3.600% due 09/15/42	300,000	368,421
4.150% due 05/18/43	100,000	130,071
Molson Coors Beverage Co 4.200% due 07/15/46	40,000	45,900
5.000% due 05/01/42	100,000	125,330
Mondelez International Inc 1.500% due 02/04/31	40,000	39,588
1.875% due 10/15/32	300,000	305,241
2.625% due 09/04/50	25,000	25,209
Moody’s Corp 2.550% due 08/18/60	50,000	46,992
4.875% due 02/15/24	50,000	56,317
4.875% due 12/17/48	50,000	68,843
Mount Sinai Hospitals Group Inc 3.981% due 07/01/48	50,000	56,878
Northwell Healthcare Inc 3.809% due 11/01/49	100,000	114,647
Northwestern University 3.662% due 12/01/57	25,000	31,755
Novartis Capital Corp (Switzerland) 2.400% due 05/17/22	50,000	51,395
2.400% due 09/21/22	75,000	77,809
3.000% due 11/20/25	100,000	110,710
3.100% due 05/17/27	30,000	33,745
3.400% due 05/06/24	150,000	164,683
4.000% due 11/20/45	100,000	131,114
NYU Langone Hospitals 4.368% due 07/01/47	25,000	30,579
Partners Healthcare System Inc 3.342% due 07/01/60	30,000	34,418
PayPal Holdings Inc 1.350% due 06/01/23	35,000	35,856
1.650% due 06/01/25	65,000	67,968
2.300% due 06/01/30	55,000	58,960

	Principal Amount	Value
3.250% due 06/01/50	$65,000	$75,132
PeaceHealth Obligated Group 1.375% due 11/15/25	15,000	15,317
PepsiCo Inc 0.750% due 05/01/23	85,000	86,237
1.625% due 05/01/30	60,000	61,624
2.250% due 05/02/22	50,000	51,284
2.375% due 10/06/26	55,000	59,983
2.750% due 03/01/23	100,000	105,612
2.750% due 04/30/25	100,000	108,893
2.750% due 03/19/30	500,000	559,993
3.100% due 07/17/22	50,000	51,959
3.450% due 10/06/46	60,000	72,552
3.500% due 07/17/25	50,000	56,331
3.600% due 03/01/24	71,000	77,523
3.625% due 03/19/50	250,000	317,553
4.000% due 05/02/47	35,000	46,340
4.600% due 07/17/45	35,000	49,116
Pfizer Inc 0.800% due 05/28/25	30,000	30,549
1.700% due 05/28/30	350,000	363,640
2.550% due 05/28/40	25,000	26,737
2.625% due 04/01/30	250,000	279,090
2.700% due 05/28/50	25,000	26,879
3.000% due 12/15/26	100,000	113,052
3.200% due 09/15/23	50,000	53,955
3.400% due 05/15/24	150,000	164,969
3.600% due 09/15/28	100,000	118,457
3.900% due 03/15/39	25,000	31,412
4.100% due 09/15/38	50,000	64,002
4.200% due 09/15/48	35,000	47,099
Philip Morris International Inc 0.875% due 05/01/26	100,000	100,468
1.750% due 11/01/30	100,000	101,317
2.125% due 05/10/23	25,000	25,982
2.625% due 02/18/22	25,000	25,621
3.250% due 11/10/24	125,000	137,718
3.375% due 08/11/25	50,000	55,653
4.250% due 11/10/44	30,000	37,786
4.500% due 03/20/42	200,000	253,542
6.375% due 05/16/38	100,000	152,580
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	142,381
Providence St Joseph Health Obligated Group 3.930% due 10/01/48	35,000	42,423
Quest Diagnostics Inc 2.800% due 06/30/31	70,000	76,802
2.950% due 06/30/30	55,000	60,600
RELX Capital Inc (United Kingdom) 3.500% due 03/16/23	60,000	63,831
4.000% due 03/18/29	100,000	118,779
Reynolds American Inc (United Kingdom) 6.150% due 09/15/43	300,000	388,690
RWJ Barnabas Health Inc 3.477% due 07/01/49	25,000	28,269
S&P Global Inc 4.000% due 06/15/25	50,000	56,951
Sanofi (France) 3.375% due 06/19/23	100,000	107,321
Shire Acquisitions Investments Ireland DAC 3.200% due 09/23/26	250,000	279,815
Smith & Nephew PLC (United Kingdom) 2.032% due 10/14/30	250,000	254,753
SSM Health Care Corp 3.688% due 06/01/23	50,000	53,427
Stryker Corp 1.150% due 06/15/25	250,000	255,194
4.100% due 04/01/43	100,000	123,117

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Sutter Health 2.294% due 08/15/30	$55,000	$57,598
3.361% due 08/15/50	55,000	59,929
Sysco Corp 2.600% due 06/12/22	100,000	103,094
3.250% due 07/15/27	50,000	55,654
3.550% due 03/15/25	50,000	55,693
3.750% due 10/01/25	25,000	28,091
4.450% due 03/15/48	50,000	61,033
4.500% due 04/01/46	25,000	30,401
4.850% due 10/01/45	15,000	19,021
Takeda Pharmaceutical Co Ltd (Japan) 3.175% due 07/09/50	250,000	266,472
4.400% due 11/26/23	100,000	110,878
5.000% due 11/26/28	100,000	124,358
The Children’s Hospital of Philadelphia 2.704% due 07/01/50	250,000	262,396
The Coca-Cola Co 1.375% due 03/15/31	200,000	199,786
2.125% due 09/06/29	100,000	107,037
2.500% due 04/01/23	200,000	210,263
2.550% due 06/01/26	100,000	109,605
2.875% due 10/27/25	50,000	55,492
2.950% due 03/25/25	200,000	220,541
The Estee Lauder Cos Inc 2.000% due 12/01/24	10,000	10,574
2.375% due 12/01/29	10,000	10,855
3.125% due 12/01/49	15,000	17,415
3.150% due 03/15/27	50,000	56,267
4.150% due 03/15/47	30,000	39,401
The George Washington University 4.300% due 09/15/44	50,000	62,835
The Georgetown University 2.943% due 04/01/50	25,000	25,268
The Hershey Co 2.300% due 08/15/26	50,000	54,252
3.375% due 05/15/23	50,000	53,570
The JM Smucker Co 2.375% due 03/15/30	65,000	68,905
3.550% due 03/15/50	50,000	56,586
The Johns Hopkins Health System Corp 3.837% due 05/15/46	50,000	62,523
The Kroger Co 2.800% due 08/01/22	100,000	103,629
3.500% due 02/01/26	50,000	56,192
3.950% due 01/15/50	100,000	121,563
4.650% due 01/15/48	100,000	130,366
5.150% due 08/01/43	25,000	34,299
The Leland Stanford Junior University 3.647% due 05/01/48	125,000	158,525
The New York and Presbyterian Hospital 3.954% due 08/01/19	35,000	40,821
The Procter & Gamble Co 0.550% due 10/29/25	50,000	50,455
1.200% due 10/29/30	50,000	50,082
2.300% due 02/06/22	100,000	102,346
3.000% due 03/25/30	100,000	115,347
The Toledo Hospital 5.750% due 11/15/38	50,000	59,953
6.015% due 11/15/48	50,000	62,790
The Trustees of Princeton University 5.700% due 03/01/39	50,000	76,002
The University of Chicago 2.761% due 04/01/45	10,000	10,441
Thermo Fisher Scientific Inc 2.950% due 09/19/26	30,000	33,460
3.000% due 04/15/23	70,000	73,896
3.650% due 12/15/25	100,000	113,307
4.150% due 02/01/24	100,000	110,357
5.300% due 02/01/44	100,000	145,311

	Principal Amount	Value
Tyson Foods Inc 4.000% due 03/01/26	$15,000	$17,262
4.350% due 03/01/29	20,000	24,283
4.500% due 06/15/22	300,000	314,674
5.100% due 09/28/48	10,000	14,397
Unilever Capital Corp (United Kingdom) 2.200% due 05/05/22	100,000	102,428
5.900% due 11/15/32	50,000	73,642
UnitedHealth Group Inc 2.000% due 05/15/30	55,000	58,360
2.375% due 08/15/24	70,000	74,618
2.875% due 08/15/29	75,000	85,273
2.900% due 05/15/50	300,000	332,162
3.500% due 06/15/23	50,000	53,977
3.500% due 02/15/24	20,000	21,891
3.500% due 08/15/39	60,000	71,380
3.700% due 12/15/25	20,000	22,978
3.700% due 08/15/49	65,000	81,494
3.750% due 07/15/25	75,000	85,487
3.850% due 06/15/28	100,000	118,924
3.875% due 12/15/28	25,000	30,008
3.875% due 08/15/59	100,000	129,476
4.250% due 06/15/48	50,000	66,770
4.450% due 12/15/48	25,000	34,509
4.750% due 07/15/45	50,000	70,524
6.875% due 02/15/38	250,000	410,008
University of Notre Dame du Lac 3.394% due 02/15/48	50,000	62,143
University of Southern California 2.805% due 10/01/50	50,000	54,228
3.028% due 10/01/39	50,000	54,505
Utah Acquisition Sub Inc 3.950% due 06/15/26	100,000	114,468
Verisk Analytics Inc 4.125% due 09/12/22	100,000	105,946
Viatris Inc 3.850% due 06/22/40 ~	400,000	451,485
Wyeth LLC 5.950% due 04/01/37	50,000	74,960
6.500% due 02/01/34	100,000	156,420
Zimmer Biomet Holdings Inc 3.550% due 04/01/25	170,000	187,923
Zoetis Inc 3.250% due 02/01/23	300,000	315,748

		49,030,437

Energy - 2.3%

Baker Hughes a GE Co LLC 2.773% due 12/15/22	50,000	52,251
3.337% due 12/15/27	100,000	112,052
4.080% due 12/15/47	50,000	56,499
Baker Hughes Holdings LLC 5.125% due 09/15/40	50,000	66,188
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	111,704
BP Capital Markets America Inc 1.749% due 08/10/30	130,000	130,534
2.750% due 05/10/23	250,000	263,791
2.772% due 11/10/50	130,000	128,628
3.000% due 02/24/50	150,000	153,728
3.119% due 05/04/26	25,000	27,679
3.224% due 04/14/24	100,000	108,183
3.588% due 04/14/27	100,000	113,694
3.790% due 02/06/24	355,000	388,071
4.234% due 11/06/28	400,000	478,137
Burlington Resources LLC 7.400% due 12/01/31	100,000	149,876
Canadian Natural Resources Ltd (Canada) 2.050% due 07/15/25	300,000	314,965
2.950% due 01/15/23	50,000	52,306

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
3.800% due 04/15/24	$43,000	$46,845
3.850% due 06/01/27	50,000	56,159
4.950% due 06/01/47	25,000	31,753
6.750% due 02/01/39	90,000	124,811
Cheniere Corpus Christi Holdings LLC 3.700% due 11/15/29	60,000	66,885
Chevron Corp 1.141% due 05/11/23	200,000	204,270
1.554% due 05/11/25	35,000	36,375
1.995% due 05/11/27	350,000	371,346
2.236% due 05/11/30	25,000	26,772
2.566% due 05/16/23	100,000	105,060
2.954% due 05/16/26	100,000	110,975
2.978% due 05/11/40	15,000	16,619
3.326% due 11/17/25	50,000	56,080
CNOOC Finance Ltd (China) 3.000% due 05/09/23	200,000	208,156
CNOOC Petroleum North America ULC (China) 7.500% due 07/30/39	300,000	467,292
Concho Resources Inc 4.300% due 08/15/28	150,000	177,373
4.850% due 08/15/48	50,000	67,346
ConocoPhillips Co 4.950% due 03/15/26	50,000	60,048
6.950% due 04/15/29	100,000	140,336
Devon Energy Corp 5.000% due 06/15/45	105,000	124,124
5.850% due 12/15/25	50,000	58,792
Diamondback Energy Inc 2.875% due 12/01/24	65,000	68,375
3.500% due 12/01/29	100,000	106,938
Ecopetrol SA (Colombia) 5.375% due 06/26/26	85,000	98,007
5.875% due 09/18/23	50,000	55,888
5.875% due 05/28/45	200,000	242,450
Enable Midstream Partners LP 4.400% due 03/15/27	200,000	202,015
Enbridge Energy Partners LP 7.500% due 04/15/38	50,000	71,014
Enbridge Inc (Canada) 2.500% due 01/15/25	50,000	53,587
2.900% due 07/15/22	100,000	103,721
3.700% due 07/15/27	100,000	114,091
4.500% due 06/10/44	150,000	175,356
Energy Transfer Operating LP 2.900% due 05/15/25	40,000	42,353
3.750% due 05/15/30	310,000	334,599
4.050% due 03/15/25	100,000	109,740
4.200% due 04/15/27	100,000	110,297
4.900% due 02/01/24	100,000	109,539
5.000% due 05/15/50	100,000	108,379
5.250% due 04/15/29	25,000	29,195
5.300% due 04/15/47	100,000	111,680
5.950% due 10/01/43	100,000	113,503
6.125% due 12/15/45	200,000	237,580
6.500% due 02/01/42	100,000	122,231
Enterprise Products Operating LLC 3.125% due 07/31/29	100,000	111,000
3.500% due 02/01/22	25,000	25,852
4.150% due 10/16/28	50,000	59,536
4.200% due 01/31/50	450,000	529,615
4.250% due 02/15/48	25,000	29,362
4.800% due 02/01/49	50,000	63,216
5.375% due 02/15/78	50,000	50,592
6.125% due 10/15/39	115,000	160,071
6.875% due 03/01/33	150,000	210,179
Equinor ASA (Norway) 2.375% due 05/22/30	125,000	133,886
2.450% due 01/17/23	100,000	104,419

	Principal Amount	Value
3.950% due 05/15/43	$300,000	$367,090
Exxon Mobil Corp 1.571% due 04/15/23	600,000	617,279
1.902% due 08/16/22	20,000	20,581
2.019% due 08/16/24	50,000	52,666
2.440% due 08/16/29	50,000	54,330
2.610% due 10/15/30	250,000	273,148
2.995% due 08/16/39	50,000	54,248
3.043% due 03/01/26	150,000	166,274
3.176% due 03/15/24	200,000	215,900
3.452% due 04/15/51	200,000	228,591
4.114% due 03/01/46	65,000	80,635
4.327% due 03/19/50	300,000	390,584
Halliburton Co 3.800% due 11/15/25	15,000	16,830
4.850% due 11/15/35	50,000	58,372
5.000% due 11/15/45	42,000	49,930
7.450% due 09/15/39	25,000	35,973
Hess Corp 4.300% due 04/01/27	50,000	55,148
5.600% due 02/15/41	50,000	61,020
5.800% due 04/01/47	50,000	63,621
7.125% due 03/15/33	50,000	65,344
HollyFrontier Corp 2.625% due 10/01/23	45,000	46,017
Husky Energy Inc (Canada) 3.950% due 04/15/22	100,000	103,068
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	100,000	104,984
4.150% due 02/01/24	100,000	109,263
Kinder Morgan Inc 2.000% due 02/15/31	210,000	212,382
3.250% due 08/01/50	220,000	221,405
5.300% due 12/01/34	70,000	86,295
5.550% due 06/01/45	350,000	449,812
Magellan Midstream Partners LP 4.200% due 10/03/47	50,000	57,121
4.250% due 09/15/46	70,000	80,864
5.000% due 03/01/26	50,000	59,655
Marathon Oil Corp 2.800% due 11/01/22	34,000	34,957
3.850% due 06/01/25	50,000	53,641
4.400% due 07/15/27	100,000	111,184
5.200% due 06/01/45	50,000	57,347
Marathon Petroleum Corp 3.800% due 04/01/28	30,000	33,451
4.500% due 04/01/48	25,000	27,714
4.750% due 12/15/23	150,000	166,192
5.125% due 12/15/26	50,000	59,629
6.500% due 03/01/41	100,000	134,264
MPLX LP 2.650% due 08/15/30	45,000	47,213
3.375% due 03/15/23	25,000	26,492
4.250% due 12/01/27	250,000	293,858
4.500% due 04/15/38	30,000	34,316
4.700% due 04/15/48	45,000	53,454
4.875% due 12/01/24	250,000	286,947
4.900% due 04/15/58	15,000	17,862
National Oilwell Varco Inc 3.950% due 12/01/42	100,000	101,953
Noble Energy Inc 3.850% due 01/15/28	50,000	58,173
5.050% due 11/15/44	150,000	211,032
ONEOK Inc 2.200% due 09/15/25	25,000	26,089
3.100% due 03/15/30	25,000	26,660
4.000% due 07/13/27	130,000	145,103
4.350% due 03/15/29	100,000	113,436
4.500% due 03/15/50	25,000	26,280
4.550% due 07/15/28	50,000	57,273

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
4.950% due 07/13/47	$50,000	$55,866
5.200% due 07/15/48	25,000	29,181
ONEOK Partners LP 3.375% due 10/01/22	100,000	104,129
Phillips 66 0.900% due 02/15/24	35,000	35,114
1.300% due 02/15/26	20,000	20,355
4.300% due 04/01/22	100,000	104,743
4.650% due 11/15/34	200,000	242,391
Phillips 66 Partners LP 2.450% due 12/15/24	50,000	52,492
3.550% due 10/01/26	50,000	54,837
4.900% due 10/01/46	25,000	28,014
Pioneer Natural Resources Co 4.450% due 01/15/26	50,000	57,846
Plains All American Pipeline LP 4.500% due 12/15/26	150,000	168,098
4.650% due 10/15/25	100,000	111,845
4.700% due 06/15/44	50,000	51,959
Sabine Pass Liquefaction LLC 4.500% due 05/15/30 ~	205,000	243,133
5.625% due 03/01/25	165,000	192,513
Schlumberger Investment SA 2.650% due 06/26/30	100,000	107,123
3.650% due 12/01/23	42,000	45,615
Shell International Finance BV (Netherlands) 0.375% due 09/15/23	100,000	100,252
2.375% due 08/21/22	100,000	103,512
2.375% due 04/06/25	200,000	214,673
2.500% due 09/12/26	50,000	54,929
2.750% due 04/06/30	85,000	93,846
2.875% due 05/10/26	100,000	110,735
3.250% due 05/11/25	100,000	110,889
3.250% due 04/06/50	100,000	113,475
3.625% due 08/21/42	100,000	116,883
3.750% due 09/12/46	50,000	60,553
4.000% due 05/10/46	100,000	126,001
4.125% due 05/11/35	263,000	329,152
Spectra Energy Partners LP 3.375% due 10/15/26	20,000	22,433
Suncor Energy Inc (Canada) 4.000% due 11/15/47	70,000	78,366
6.800% due 05/15/38	200,000	279,575
Sunoco Logistics Partners Operations LP 3.450% due 01/15/23	100,000	104,379
3.900% due 07/15/26	100,000	109,625
TC PipeLines LP 3.900% due 05/25/27	20,000	22,517
The Williams Cos Inc 3.600% due 03/15/22	100,000	103,272
3.700% due 01/15/23	25,000	26,498
3.750% due 06/15/27	50,000	57,063
4.550% due 06/24/24	85,000	95,175
5.100% due 09/15/45	100,000	123,693
5.750% due 06/24/44	35,000	45,425
6.300% due 04/15/40	20,000	26,600
Total Capital International SA (France) 2.434% due 01/10/25	50,000	53,443
2.829% due 01/10/30	50,000	56,043
3.127% due 05/29/50	100,000	108,486
3.461% due 07/12/49	50,000	58,227
3.700% due 01/15/24	200,000	219,242
Total Capital SA (France) 3.883% due 10/11/28	25,000	29,808
TransCanada PipeLines Ltd (Canada) 2.500% due 08/01/22	100,000	103,399
3.750% due 10/16/23	100,000	108,124
4.100% due 04/15/30	200,000	236,447
4.250% due 05/15/28	50,000	59,070

	Principal Amount	Value
5.100% due 03/15/49	$50,000	$66,912
7.625% due 01/15/39	50,000	77,971
Transcontinental Gas Pipe Line Co LLC 3.250% due 05/15/30	25,000	28,056
3.950% due 05/15/50	250,000	283,544
4.000% due 03/15/28	50,000	57,747
4.450% due 08/01/42	150,000	174,817
Valero Energy Corp 2.150% due 09/15/27	100,000	102,289
3.400% due 09/15/26	100,000	109,701
6.625% due 06/15/37	150,000	199,534
Valero Energy Partners LP 4.375% due 12/15/26	65,000	75,314

		22,669,868

Financial - 10.2%

AerCap Ireland Capital DAC (Ireland) 3.875% due 01/23/28	150,000	162,131
4.500% due 09/15/23	150,000	162,724
6.500% due 07/15/25	250,000	299,041
Affiliated Managers Group Inc 3.500% due 08/01/25	50,000	55,630
Aflac Inc 3.625% due 06/15/23	200,000	215,779
African Development Bank (Multi-National) 1.625% due 09/16/22	85,000	87,075
Air Lease Corp 2.300% due 02/01/25	100,000	103,598
2.625% due 07/01/22	50,000	51,302
2.750% due 01/15/23	100,000	103,393
3.000% due 02/01/30	100,000	102,766
3.250% due 03/01/25	100,000	107,104
3.875% due 07/03/23	150,000	160,231
Aircastle Ltd 4.125% due 05/01/24	30,000	31,757
5.000% due 04/01/23	30,000	31,996
5.500% due 02/15/22	30,000	31,254
Alexandria Real Estate Equities Inc REIT 2.750% due 12/15/29	50,000	54,691
3.375% due 08/15/31	60,000	68,765
3.950% due 01/15/27	25,000	28,796
4.000% due 02/01/50	100,000	124,368
4.500% due 07/30/29	20,000	24,488
Alleghany Corp 4.950% due 06/27/22	100,000	106,508
Ally Financial Inc 1.450% due 10/02/23	85,000	86,809
3.050% due 06/05/23	65,000	68,571
5.800% due 05/01/25	200,000	237,674
American Campus Communities Operating Partnership LP REIT 4.125% due 07/01/24	100,000	109,230
American Express Co 2.500% due 07/30/24	35,000	37,403
2.650% due 12/02/22	150,000	156,614
3.000% due 10/30/24	50,000	54,629
3.700% due 08/03/23	100,000	108,334
4.050% due 12/03/42	125,000	159,368
American Express Credit Corp 3.300% due 05/03/27	65,000	73,958
American Financial Group Inc 4.500% due 06/15/47	50,000	60,539
American International Group Inc 3.400% due 06/30/30	100,000	114,602
3.750% due 07/10/25	35,000	39,354
3.875% due 01/15/35	100,000	120,162
4.200% due 04/01/28	100,000	118,820
4.375% due 06/30/50	100,000	130,943
4.375% due 01/15/55	100,000	128,680
4.500% due 07/16/44	100,000	128,115

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
4.700% due 07/10/35	$50,000	$64,623
4.800% due 07/10/45	50,000	66,179
American Tower Corp REIT 1.875% due 10/15/30	200,000	201,891
2.900% due 01/15/30	50,000	54,580
2.950% due 01/15/25	100,000	108,367
3.100% due 06/15/50	50,000	51,504
3.375% due 10/15/26	100,000	112,417
3.600% due 01/15/28	100,000	113,701
4.700% due 03/15/22	200,000	209,951
Ameriprise Financial Inc 4.000% due 10/15/23	100,000	110,306
Aon Corp 4.500% due 12/15/28	200,000	241,630
Arch Capital Group Ltd 3.635% due 06/30/50	200,000	233,203
Arch Capital Group US Inc 5.144% due 11/01/43	200,000	269,722
Ares Capital Corp 3.250% due 07/15/25	50,000	53,034
3.500% due 02/10/23	50,000	52,703
3.625% due 01/19/22	50,000	51,436
Asian Development Bank (Multi-National) 0.250% due 07/14/23	135,000	135,164
0.625% due 04/07/22	350,000	351,947
0.625% due 04/29/25	500,000	505,083
1.500% due 10/18/24	150,000	156,709
1.750% due 08/14/26	250,000	267,391
2.000% due 02/16/22	400,000	408,192
2.625% due 01/12/27	200,000	223,440
2.750% due 01/19/28	100,000	113,602
3.125% due 09/26/28	200,000	234,604
Assurant Inc 4.900% due 03/27/28	100,000	114,959
Athene Holding Ltd 3.500% due 01/15/31	20,000	21,168
Australia & New Zealand Banking Group Ltd (Australia) 2.625% due 05/19/22	250,000	258,258
AvalonBay Communities Inc REIT 2.450% due 01/15/31	105,000	113,059
2.950% due 09/15/22	35,000	36,335
3.350% due 05/15/27	25,000	28,030
4.150% due 07/01/47	50,000	62,763
AXA SA (France) 8.600% due 12/15/30	75,000	116,890
Banco Santander SA (Spain) 2.706% due 06/27/24	200,000	213,628
2.749% due 12/03/30	200,000	206,592
3.500% due 04/11/22	300,000	311,567
Bank of America Corp 0.810% due 10/24/24	100,000	100,969
1.197% due 10/24/26	100,000	101,356
1.319% due 06/19/26	500,000	511,001
1.486% due 05/19/24	200,000	204,785
1.922% due 10/24/31	100,000	101,352
2.015% due 02/13/26	100,000	104,846
2.456% due 10/22/25	50,000	53,321
2.496% due 02/13/31	100,000	106,236
2.503% due 10/21/22	150,000	152,707
2.592% due 04/29/31	500,000	536,241
2.676% due 06/19/41	350,000	365,216
2.816% due 07/21/23	200,000	207,743
2.831% due 10/24/51	25,000	26,078
2.884% due 10/22/30	50,000	54,920
3.004% due 12/20/23	200,000	210,681
3.248% due 10/21/27	150,000	167,910
3.300% due 01/11/23	350,000	371,164
3.366% due 01/23/26	100,000	110,133
3.419% due 12/20/28	169,000	191,200

	Principal Amount	Value
3.458% due 03/15/25	$150,000	$163,369
3.500% due 04/19/26	150,000	170,084
3.550% due 03/05/24	100,000	106,878
3.593% due 07/21/28	100,000	113,624
3.824% due 01/20/28	300,000	344,640
3.875% due 08/01/25	100,000	114,163
3.946% due 01/23/49	100,000	124,999
3.950% due 04/21/25	200,000	225,538
3.970% due 03/05/29	100,000	116,646
4.078% due 04/23/40	200,000	246,261
4.083% due 03/20/51	350,000	442,509
4.183% due 11/25/27	100,000	116,071
4.450% due 03/03/26	85,000	99,104
4.750% due 04/21/45	85,000	117,520
6.110% due 01/29/37	250,000	364,578
7.750% due 05/14/38	200,000	341,221
Bank of Montreal (Canada) 0.450% due 12/08/23	145,000	145,553
2.050% due 11/01/22	60,000	61,949
2.350% due 09/11/22	150,000	155,364
3.300% due 02/05/24	100,000	108,509
Bank of New York Mellon Corp 0.350% due 12/07/23	210,000	210,469
Barclays Bank PLC (United Kingdom) 1.700% due 05/12/22	400,000	407,140
Barclays PLC (United Kingdom) 2.645% due 06/24/31	200,000	208,502
4.337% due 01/10/28	300,000	344,698
4.375% due 01/12/26	200,000	230,732
4.610% due 02/15/23	190,000	198,376
4.950% due 01/10/47	200,000	273,107
Berkshire Hathaway Finance Corp 1.450% due 10/15/30	80,000	81,103
2.850% due 10/15/50	90,000	96,608
4.300% due 05/15/43	200,000	264,987
5.750% due 01/15/40	25,000	38,367
Berkshire Hathaway Inc 3.000% due 02/11/23	50,000	52,778
3.400% due 01/31/22	100,000	103,429
BlackRock Inc 1.900% due 01/28/31	15,000	15,706
2.400% due 04/30/30	45,000	49,333
3.200% due 03/15/27	56,000	63,179
3.250% due 04/30/29	60,000	69,551
Boston Properties LP REIT 3.250% due 01/30/31	150,000	165,565
Brandywine Operating Partnership LP REIT 4.550% due 10/01/29	50,000	56,243
Brighthouse Financial Inc 3.700% due 06/22/27	100,000	108,803
4.700% due 06/22/47	50,000	52,856
Brixmor Operating Partnership LP REIT 3.250% due 09/15/23	100,000	105,961
4.050% due 07/01/30	10,000	11,490
4.125% due 06/15/26	50,000	56,721
Brookfield Finance Inc (Canada) 3.500% due 03/30/51	50,000	53,552
4.000% due 04/01/24	50,000	54,933
4.700% due 09/20/47	50,000	63,275
4.850% due 03/29/29	100,000	122,615
Brown & Brown Inc 4.500% due 03/15/29	50,000	59,241
Camden Property Trust REIT 3.150% due 07/01/29	30,000	33,807
4.100% due 10/15/28	20,000	23,772
Canadian Imperial Bank of Commerce (Canada) 0.500% due 12/14/23	100,000	100,324
0.950% due 10/23/25	20,000	20,296

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
2.606% due 07/22/23	$50,000	$51,737
3.100% due 04/02/24	150,000	162,366
Capital One Financial Corp 3.200% due 02/05/25	200,000	218,438
3.300% due 10/30/24	100,000	109,893
3.750% due 07/28/26	250,000	283,572
3.750% due 03/09/27	50,000	57,087
3.800% due 01/31/28	200,000	231,258
CBRE Services Inc 4.875% due 03/01/26	100,000	118,437
CC Holdings GS V LLC REIT 3.849% due 04/15/23	100,000	107,357
Chubb INA Holdings Inc 1.375% due 09/15/30	250,000	249,733
2.700% due 03/13/23	25,000	26,342
3.150% due 03/15/25	100,000	110,421
4.150% due 03/13/43	25,000	32,487
Citigroup Inc
0.776% due 10/30/24	100,000	100,697
2.572% due 06/03/31	600,000	639,695
2.666% due 01/29/31	150,000	161,028
2.700% due 10/27/22	100,000	104,035
2.876% due 07/24/23	200,000	207,798
2.976% due 11/05/30	100,000	110,160
3.106% due 04/08/26	600,000	656,333
3.142% due 01/24/23	375,000	385,660
3.400% due 05/01/26	100,000	112,833
3.520% due 10/27/28	100,000	113,079
3.668% due 07/24/28	100,000	113,393
3.750% due 06/16/24	100,000	110,651
3.875% due 03/26/25	100,000	111,676
3.878% due 01/24/39	100,000	119,326
3.887% due 01/10/28	100,000	114,924
4.000% due 08/05/24	50,000	55,696
4.125% due 07/25/28	100,000	117,012
4.300% due 11/20/26	100,000	116,748
4.500% due 01/14/22	60,000	62,569
4.750% due 05/18/46	50,000	66,778
5.300% due 05/06/44	400,000	564,406
6.125% due 08/25/36	100,000	140,683
CME Group Inc 3.000% due 09/15/22	50,000	52,308
3.000% due 03/15/25	50,000	54,838
3.750% due 06/15/28	100,000	118,507
4.150% due 06/15/48	50,000	67,641
CNA Financial Corp 3.450% due 08/15/27	100,000	113,405
4.500% due 03/01/26	50,000	58,882
Comerica Bank 4.000% due 07/27/25	250,000	282,336
Cooperatieve Rabobank UA (Netherlands) 3.375% due 05/21/25	250,000	280,785
5.250% due 05/24/41	200,000	295,321
Corp Andina de Fomento (Multi-National) 2.750% due 01/06/23	200,000	207,282
Corporate Office Properties LP REIT 2.250% due 03/15/26	35,000	36,523
Council Of Europe Development Bank (France) 0.250% due 10/20/23	250,000	249,559
2.625% due 02/13/23	60,000	63,083
Credit Suisse AG (Switzerland) 1.000% due 05/05/23	500,000	507,708
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.750% due 03/26/25	250,000	277,828
3.800% due 09/15/22	250,000	264,126
Crown Castle International Corp REIT 3.150% due 07/15/23	30,000	31,930
3.200% due 09/01/24	35,000	38,057

	Principal Amount	Value
3.250% due 01/15/51	$200,000	$211,030
3.650% due 09/01/27	35,000	39,556
3.700% due 06/15/26	35,000	39,460
3.800% due 02/15/28	50,000	57,673
4.000% due 03/01/27	40,000	45,984
4.300% due 02/15/29	60,000	71,275
4.450% due 02/15/26	35,000	40,516
4.750% due 05/15/47	25,000	32,122
CubeSmart LP REIT 2.000% due 02/15/31	15,000	15,058
3.125% due 09/01/26	50,000	55,062
CyrusOne LP REIT 3.450% due 11/15/29	60,000	64,645
Deutsche Bank AG (Germany) 2.222% due 09/18/24	150,000	154,401
3.700% due 05/30/24	285,000	306,877
Digital Realty Trust LP REIT 3.700% due 08/15/27	50,000	57,480
4.450% due 07/15/28	100,000	120,332
Discover Bank 3.350% due 02/06/23	250,000	263,938
3.450% due 07/27/26	250,000	279,738
Duke Realty LP REIT 2.875% due 11/15/29	40,000	44,269
3.375% due 12/15/27	60,000	67,562
Enstar Group Ltd 4.950% due 06/01/29	25,000	28,363
Equinix Inc REIT 2.150% due 07/15/30	350,000	356,551
2.625% due 11/18/24	65,000	69,537
5.375% due 05/15/27	50,000	54,516
Equitable Holdings Inc 4.350% due 04/20/28	300,000	354,756
ERP Operating LP REIT 2.850% due 11/01/26	70,000	77,518
3.500% due 03/01/28	100,000	113,661
4.500% due 06/01/45	75,000	99,201
Essex Portfolio LP REIT 2.650% due 03/15/32	30,000	32,246
3.375% due 04/15/26	50,000	56,172
3.875% due 05/01/24	50,000	54,968
4.000% due 03/01/29	25,000	29,330
European Bank for Reconstruction & Development (United Kingdom) 0.250% due 07/10/23	250,000	250,084
1.875% due 02/23/22	200,000	203,858
2.125% due 03/07/22	200,000	204,470
European Investment Bank (Multi-National) 0.250% due 09/15/23	865,000	866,409
0.625% due 10/21/27	250,000	248,186
1.375% due 05/15/23	125,000	128,551
1.625% due 03/14/25	230,000	242,191
1.625% due 10/09/29	195,000	206,763
2.250% due 03/15/22	200,000	205,038
2.250% due 06/24/24	250,000	267,174
2.375% due 06/15/22	400,000	412,779
2.875% due 08/15/23	450,000	481,757
3.125% due 12/14/23	200,000	217,209
Federal Realty Investment Trust 1.250% due 02/15/26	300,000	305,658
Federal Realty Investment Trust REIT 3.950% due 01/15/24	50,000	54,410
4.500% due 12/01/44	50,000	59,129
Fidelity National Financial Inc 3.400% due 06/15/30	200,000	219,955
4.500% due 08/15/28	50,000	58,516
Fifth Third Bancorp 2.550% due 05/05/27	60,000	65,367
8.250% due 03/01/38	25,000	42,328

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Franklin Resources Inc 2.800% due 09/15/22	$25,000	$26,056
FS KKR Capital Corp 4.125% due 02/01/25	50,000	52,083
GE Capital Funding LLC 4.400% due 05/15/30 ~	200,000	235,826
GE Capital International Funding Co Unlimited Co 4.418% due 11/15/35	413,000	493,034
Globe Life Inc 4.550% due 09/15/28	50,000	60,056
GLP Capital LP REIT 4.000% due 01/15/31	50,000	54,655
5.250% due 06/01/25	25,000	28,190
5.375% due 11/01/23	25,000	27,390
5.375% due 04/15/26	50,000	57,477
5.750% due 06/01/28	25,000	29,684
Healthcare Realty Trust REIT 2.400% due 03/15/30	25,000	26,122
Healthcare Trust of America Holdings LP REIT 2.000% due 03/15/31	25,000	25,042
3.100% due 02/15/30	50,000	54,674
Healthpeak Properties Inc REIT
3.400% due 02/01/25	100,000	110,565
2.875% due 01/15/31	200,000	215,799
3.000% due 01/15/30	100,000	109,479
4.250% due 11/15/23	3,000	3,286
Highwoods Realty LP REIT 4.125% due 03/15/28	20,000	22,514
4.200% due 04/15/29	50,000	57,059
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	25,000	25,720
3.500% due 09/15/30	100,000	105,510
3.750% due 10/15/23	100,000	105,685
HSBC Holdings PLC (United Kingdom) 1.589% due 05/24/27	200,000	203,438
1.645% due 04/18/26	250,000	255,798
2.357% due 08/18/31	250,000	258,612
2.848% due 06/04/31	200,000	215,115
3.803% due 03/11/25	200,000	218,473
3.900% due 05/25/26	200,000	228,403
3.973% due 05/22/30	290,000	335,434
4.250% due 08/18/25	200,000	227,453
4.375% due 11/23/26	200,000	230,901
6.800% due 06/01/38	150,000	227,217
HSBC USA Inc 3.500% due 06/23/24	250,000	274,238
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	50,000	58,420
Huntington Bancshares Inc 2.625% due 08/06/24	300,000	320,699
ING Groep NV (Netherlands) 4.550% due 10/02/28	200,000	243,860
Inter-American Development Bank (Multi-National) 0.625% due 07/15/25	700,000	705,860
1.750% due 04/14/22	300,000	306,069
1.750% due 03/14/25	300,000	316,864
2.000% due 06/02/26	150,000	161,654
2.000% due 07/23/26	100,000	107,636
2.125% due 01/18/22	200,000	203,887
2.500% due 01/18/23	200,000	209,360
2.625% due 01/16/24	150,000	160,619
3.200% due 08/07/42	100,000	125,860
Intercontinental Exchange Inc 0.700% due 06/15/23	45,000	45,418
1.850% due 09/15/32	65,000	65,698
2.350% due 09/15/22	100,000	103,357
2.650% due 09/15/40	65,000	66,912

	Principal Amount	Value
3.000% due 09/15/60	$65,000	$68,259
3.100% due 09/15/27	100,000	111,702
4.000% due 10/15/23	100,000	110,022
International Bank for Reconstruction & Development (Multi-National) 1.875% due 06/19/23	300,000	312,260
0.250% due 11/24/23	50,000	50,032
0.375% due 07/28/25	350,000	349,045
0.500% due 10/28/25	200,000	200,424
0.625% due 04/22/25	500,000	504,942
0.750% due 11/24/27	195,000	195,174
0.875% due 05/14/30	350,000	346,511
1.625% due 02/10/22	300,000	304,800
1.625% due 01/15/25	150,000	157,547
1.750% due 10/23/29	100,000	106,687
2.125% due 07/01/22	500,000	514,532
2.125% due 02/13/23	100,000	104,046
2.500% due 03/19/24	200,000	214,263
3.000% due 09/27/23	250,000	268,682
3.125% due 11/20/25	50,000	56,467
7.625% due 01/19/23	100,000	115,027
International Finance Corp 0.750% due 08/27/30	250,000	244,209
1.375% due 10/16/24	90,000	93,654
2.875% due 07/31/23	130,000	138,845
Invesco Finance PLC 5.375% due 11/30/43	200,000	261,500
Jefferies Group LLC 2.750% due 10/15/32	40,000	42,056
5.125% due 01/20/23	150,000	163,953
JPMorgan Chase & Co 1.045% due 11/19/26	100,000	101,155
1.514% due 06/01/24	350,000	359,448
1.764% due 11/19/31	100,000	101,050
2.083% due 04/22/26	250,000	264,197
2.182% due 06/01/28	650,000	690,500
2.301% due 10/15/25	615,000	653,080
2.525% due 11/19/41	100,000	102,945
2.739% due 10/15/30	75,000	81,679
2.776% due 04/25/23	175,000	180,724
2.956% due 05/13/31	65,000	71,343
3.109% due 04/22/51	250,000	278,369
3.200% due 06/15/26	100,000	112,017
3.207% due 04/01/23	115,000	119,273
3.250% due 09/23/22	400,000	420,811
3.509% due 01/23/29	185,000	211,173
3.540% due 05/01/28	100,000	114,387
3.559% due 04/23/24	75,000	80,408
3.625% due 05/13/24	200,000	221,057
3.702% due 05/06/30	150,000	174,048
3.882% due 07/24/38	150,000	182,678
3.964% due 11/15/48	100,000	125,859
4.023% due 12/05/24	200,000	220,401
4.032% due 07/24/48	150,000	190,130
4.452% due 12/05/29	150,000	183,058
5.500% due 10/15/40	100,000	147,253
5.600% due 07/15/41	100,000	151,371
6.400% due 05/15/38	300,000	464,962
KeyCorp 2.250% due 04/06/27	350,000	374,926
4.150% due 10/29/25	30,000	34,852
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	104,773
Kimco Realty Corp REIT 3.125% due 06/01/23	100,000	105,405
3.700% due 10/01/49	25,000	26,941
4.125% due 12/01/46	50,000	55,894
Kreditanstalt fuer Wiederaufbau (Germany) 0.250% due 10/19/23	400,000	400,469
0.375% due 07/18/25	250,000	249,536

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
1.375% due 08/05/24	$400,000	$415,714
1.625% due 02/15/23	250,000	257,639
1.750% due 08/22/22	200,000	205,163
1.750% due 09/14/29	100,000	107,045
2.000% due 10/04/22	250,000	257,979
2.125% due 01/17/23	650,000	675,799
2.500% due 11/20/24	375,000	406,741
Landwirtschaftliche Rentenbank (Germany) 0.875% due 09/03/30	200,000	196,878
1.750% due 07/27/26	100,000	106,608
3.125% due 11/14/23	200,000	216,459
Lazard Group LLC 3.625% due 03/01/27	50,000	55,027
4.375% due 03/11/29	50,000	58,645
Legg Mason Inc 4.750% due 03/15/26	50,000	59,443
Life Storage LP REIT 4.000% due 06/15/29	100,000	117,054
Lincoln National Corp 3.625% due 12/12/26	150,000	173,317
3.800% due 03/01/28	35,000	40,523
4.000% due 09/01/23	15,000	16,377
4.350% due 03/01/48	25,000	31,433
Lloyds Banking Group PLC (United Kingdom) 1.326% due 06/15/23	300,000	303,384
3.870% due 07/09/25	500,000	551,860
4.050% due 08/16/23	200,000	218,693
4.582% due 12/10/25	200,000	228,999
Loews Corp 2.625% due 05/15/23	150,000	157,076
Manufacturers & Traders Trust Co 2.500% due 05/18/22	250,000	257,265
Manulife Financial Corp (Canada) 4.150% due 03/04/26	50,000	58,227
5.375% due 03/04/46	50,000	73,256
Markel Corp 3.500% due 11/01/27	50,000	56,434
5.000% due 05/20/49	30,000	41,418
Marsh & McLennan Cos Inc 3.500% due 03/10/25	75,000	83,263
3.750% due 03/14/26	100,000	113,593
4.200% due 03/01/48	100,000	131,789
4.375% due 03/15/29	70,000	85,246
Mastercard Inc 2.950% due 11/21/26	50,000	55,945
2.950% due 06/01/29	50,000	56,132
3.650% due 06/01/49	50,000	62,120
3.800% due 11/21/46	50,000	63,177
3.950% due 02/26/48	15,000	19,413
MetLife Inc 5.700% due 06/15/35	100,000	147,339
5.875% due 02/06/41	200,000	305,071
6.375% due 06/15/34	100,000	152,316
Mid-America Apartments LP REIT 3.600% due 06/01/27	100,000	113,238
3.950% due 03/15/29	25,000	29,333
Mitsubishi UFJ Financial Group Inc (Japan) 0.848% due 09/15/24	350,000	352,182
2.048% due 07/17/30	200,000	209,313
2.665% due 07/25/22	100,000	103,521
2.998% due 02/22/22	100,000	103,011
3.455% due 03/02/23	50,000	53,305
3.677% due 02/22/27	100,000	114,446
3.761% due 07/26/23	150,000	162,692
3.777% due 03/02/25	50,000	55,967
3.850% due 03/01/26	200,000	230,224
3.961% due 03/02/28	50,000	58,892
4.050% due 09/11/28	150,000	179,714

	Principal Amount	Value
Mizuho Financial Group Inc (Japan) 1.241% due 07/10/24	$200,000	$203,354
2.201% due 07/10/31	200,000	208,299
2.601% due 09/11/22	200,000	207,636
3.663% due 02/28/27	200,000	227,144
3.922% due 09/11/24	200,000	217,615
Morgan Stanley 0.560% due 11/10/23	75,000	75,192
0.864% due 10/21/25	70,000	70,602
1.794% due 02/13/32	65,000	65,423
2.188% due 04/28/26	500,000	528,452
2.699% due 01/22/31	445,000	483,405
2.720% due 07/22/25	565,000	604,520
2.750% due 05/19/22	85,000	87,797
3.125% due 07/27/26	70,000	78,447
3.591% due 07/22/28	100,000	114,226
3.622% due 04/01/31	200,000	232,437
3.625% due 01/20/27	300,000	344,495
3.737% due 04/24/24	90,000	96,866
4.300% due 01/27/45	100,000	133,617
4.350% due 09/08/26	90,000	106,209
4.431% due 01/23/30	95,000	115,844
4.457% due 04/22/39	150,000	195,047
4.875% due 11/01/22	100,000	107,797
5.597% due 03/24/51	100,000	161,002
7.250% due 04/01/32	100,000	154,289
Nasdaq Inc 1.650% due 01/15/31	150,000	148,734
2.500% due 12/21/40	150,000	148,693
National Australia Bank Ltd (Australia) 3.000% due 01/20/23	200,000	211,002
National Bank of Canada (Canada) 0.550% due 11/15/24	250,000	250,861
National Retail Properties Inc REIT 3.300% due 04/15/23	100,000	105,657
4.300% due 10/15/28	35,000	40,609
Natwest Group PLC (United Kingdom) 3.032% due 11/28/35	350,000	362,411
3.073% due 05/22/28	200,000	217,303
3.875% due 09/12/23	250,000	271,380
5.125% due 05/28/24	125,000	141,337
6.000% due 12/19/23	115,000	131,466
Nomura Holdings Inc (Japan) 1.851% due 07/16/25	200,000	208,740
Nordic Investment Bank (Multi-National) 0.375% due 05/19/23	250,000	250,930
Northern Trust Corp 1.950% due 05/01/30	75,000	78,230
3.375% due 05/08/32	63,000	69,113
3.650% due 08/03/28	50,000	58,582
Oesterreichische Kontrollbank AG (Austria) 0.375% due 09/17/25	90,000	89,611
1.500% due 02/12/25	300,000	313,296
1.625% due 09/17/22	40,000	40,976
Office Properties Income Trust REIT 4.000% due 07/15/22	100,000	102,268
4.250% due 05/15/24	50,000	52,489
Omega Healthcare Investors Inc REIT 4.500% due 01/15/25	25,000	27,394
4.750% due 01/15/28	50,000	57,025
4.950% due 04/01/24	100,000	108,956
ORIX Corp (Japan) 2.900% due 07/18/22	30,000	31,111
3.700% due 07/18/27	50,000	57,122
4.050% due 01/16/24	25,000	27,413
Owl Rock Capital Corp 3.750% due 07/22/25	100,000	103,856
4.000% due 03/30/25	25,000	26,129

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
PNC Bank NA 2.950% due 02/23/25	$300,000	$328,763
4.050% due 07/26/28	350,000	414,830
Principal Financial Group Inc 3.700% due 05/15/29	25,000	29,276
4.625% due 09/15/42	100,000	128,117
Private Export Funding Corp 2.450% due 07/15/24	100,000	106,762
Prologis LP REIT 1.250% due 10/15/30	55,000	54,504
2.125% due 04/15/27	25,000	26,839
2.125% due 10/15/50	40,000	37,171
2.250% due 04/15/30	30,000	32,169
3.000% due 04/15/50	25,000	27,662
4.375% due 02/01/29	15,000	18,433
Prudential Financial Inc 1.500% due 03/10/26	20,000	20,767
2.100% due 03/10/30	15,000	15,776
3.000% due 03/10/40	25,000	27,405
3.700% due 10/01/50	175,000	185,330
3.700% due 03/13/51	150,000	182,010
3.935% due 12/07/49	132,000	160,394
4.350% due 02/25/50	50,000	65,686
5.200% due 03/15/44	100,000	106,356
5.875% due 09/15/42	100,000	107,476
6.625% due 06/21/40	50,000	77,483
Public Storage REIT 3.094% due 09/15/27	30,000	33,570
Raymond James Financial Inc 4.950% due 07/15/46	100,000	137,272
Realty Income Corp 1.800% due 03/15/33	50,000	50,295
Realty Income Corp REIT 3.000% due 01/15/27	50,000	55,378
3.875% due 04/15/25	150,000	169,098
4.650% due 08/01/23	50,000	54,810
Regency Centers LP REIT 3.600% due 02/01/27	30,000	33,005
3.700% due 06/15/30	35,000	39,708
4.400% due 02/01/47	35,000	40,643
Regions Financial Corp 3.800% due 08/14/23	50,000	54,263
Reinsurance Group of America Inc 3.950% due 09/15/26	60,000	68,959
RenaissanceRe Finance Inc (Bermuda) 3.450% due 07/01/27	30,000	32,947
Retail Properties of America Inc REIT 4.750% due 09/15/30	25,000	26,580
Royal Bank of Canada (Canada) 0.500% due 10/26/23	35,000	35,205
1.150% due 06/10/25	490,000	500,938
4.650% due 01/27/26	200,000	236,379
Sabra Health Care LP REIT 4.800% due 06/01/24	50,000	53,676
Santander Holdings USA Inc 3.700% due 03/28/22	220,000	227,220
4.400% due 07/13/27	145,000	165,744
Santander UK Group Holdings PLC (United Kingdom) 1.532% due 08/21/26	200,000	203,198
Santander UK PLC (United Kingdom) 4.000% due 03/13/24	100,000	110,705
Simon Property Group LP REIT 2.000% due 09/13/24	100,000	104,541
2.350% due 01/30/22	50,000	50,784
2.450% due 09/13/29	100,000	105,149
2.650% due 07/15/30	100,000	106,586
3.250% due 11/30/26	50,000	55,436
3.250% due 09/13/49	100,000	102,611

	Principal Amount	Value
3.375% due 06/15/27	$100,000	$111,186
4.250% due 11/30/46	50,000	58,161
Spirit Realty LP REIT 3.400% due 01/15/30	50,000	54,240
Stifel Financial Corp 4.250% due 07/18/24	50,000	56,223
STORE Capital Corp REIT 4.500% due 03/15/28	150,000	170,898
Sumitomo Mitsui Financial Group Inc (Japan) 1.474% due 07/08/25	200,000	205,008
2.348% due 01/15/25	200,000	212,303
2.778% due 10/18/22	100,000	104,259
2.784% due 07/12/22	150,000	155,551
3.010% due 10/19/26	200,000	221,709
3.202% due 09/17/29	150,000	164,247
3.364% due 07/12/27	150,000	169,976
3.784% due 03/09/26	100,000	113,952
Svensk Exportkredit AB (Sweden) 0.375% due 07/30/24	250,000	250,146
2.000% due 08/30/22	250,000	257,419
Synchrony Financial 3.700% due 08/04/26	50,000	55,525
3.950% due 12/01/27	100,000	112,185
Tanger Properties LP REIT 3.875% due 07/15/27	50,000	52,396
The Allstate Corp 3.280% due 12/15/26	350,000	399,984
The Asian Infrastructure Investment Bank (China) 0.250% due 09/29/23	135,000	134,818
0.500% due 05/28/25	150,000	150,257
2.250% due 05/16/24	250,000	266,157
The Bank of New York Mellon Corp 1.600% due 04/24/25	300,000	313,837
2.600% due 02/07/22	100,000	102,398
2.800% due 05/04/26	50,000	55,269
3.000% due 10/30/28	55,000	62,244
3.400% due 05/15/24	100,000	109,414
The Bank of Nova Scotia (Canada) 1.300% due 06/11/25	100,000	102,650
1.625% due 05/01/23	300,000	308,719
2.000% due 11/15/22	100,000	103,301
The Charles Schwab Corp 0.900% due 03/11/26	135,000	136,875
3.200% due 03/02/27	100,000	112,033
3.850% due 05/21/25	100,000	113,857
The Goldman Sachs Group Inc 1.093% due 12/09/26	290,000	293,263
3.000% due 04/26/22	300,000	302,446
3.200% due 02/23/23	255,000	269,504
3.272% due 09/29/25	255,000	279,553
3.500% due 01/23/25	150,000	165,669
3.500% due 04/01/25	100,000	111,289
3.500% due 11/16/26	100,000	112,338
3.625% due 02/20/24	180,000	196,069
3.750% due 05/22/25	150,000	168,442
3.750% due 02/25/26	60,000	68,188
3.800% due 03/15/30	250,000	294,240
3.814% due 04/23/29	150,000	173,840
3.850% due 01/26/27	160,000	182,635
4.017% due 10/31/38	100,000	122,038
4.223% due 05/01/29	200,000	237,324
4.411% due 04/23/39	450,000	575,296
4.750% due 10/21/45	100,000	139,276
6.750% due 10/01/37	200,000	306,045
The PNC Financial Services Group Inc 2.550% due 01/22/30	350,000	383,549

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
The Progressive Corp 4.000% due 03/01/29	$25,000	$29,922
4.125% due 04/15/47	100,000	131,183
The Toronto-Dominion Bank (Canada) 0.750% due 06/12/23	350,000	353,811
3.250% due 03/11/24	100,000	108,702
The Travelers Cos Inc 6.250% due 06/15/37	125,000	191,362
The Western Union Co 4.250% due 06/09/23	100,000	108,533
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	150,036
Truist Bank 2.450% due 08/01/22	100,000	103,377
3.689% due 08/02/24	50,000	54,184
Truist Financial Corp 1.125% due 08/03/27	100,000	100,736
1.200% due 08/05/25	135,000	138,692
1.950% due 06/05/30	135,000	140,186
2.700% due 01/27/22	100,000	102,388
3.700% due 06/05/25	100,000	113,112
3.950% due 03/22/22	200,000	208,218
4.000% due 05/01/25	100,000	113,325
UDR Inc REIT 3.100% due 11/01/34	50,000	56,278
3.200% due 01/15/30	50,000	55,599
4.400% due 01/26/29	25,000	29,744
Unum Group 4.000% due 06/15/29	70,000	78,834
US Bancorp 1.375% due 07/22/30	150,000	150,401
1.450% due 05/12/25	150,000	155,801
2.950% due 07/15/22	250,000	259,844
3.600% due 09/11/24	400,000	442,589
Ventas Realty LP REIT 3.000% due 01/15/30	50,000	53,813
3.125% due 06/15/23	90,000	95,117
3.250% due 10/15/26	100,000	110,335
4.000% due 03/01/28	50,000	57,086
4.125% due 01/15/26	31,000	35,676
VEREIT Operating Partnership LP
2.200% due 06/15/28	35,000	35,820
2.850% due 12/15/32	30,000	31,380
VEREIT Operating Partnership LP REIT 4.600% due 02/06/24	25,000	27,517
4.625% due 11/01/25	50,000	57,575
4.875% due 06/01/26	25,000	29,326
Visa Inc 1.100% due 02/15/31	200,000	197,438
VISA Inc 2.050% due 04/15/30	300,000	321,217
Visa Inc 2.150% due 09/15/22	45,000	46,410
2.800% due 12/14/22	50,000	52,324
3.650% due 09/15/47	25,000	31,363
4.150% due 12/14/35	30,000	39,053
4.300% due 12/14/45	100,000	137,207
Voya Financial Inc 3.650% due 06/15/26	50,000	57,244
4.800% due 06/15/46	30,000	38,060
W R Berkley Corp 4.000% due 05/12/50	115,000	140,677
Wachovia Corp 5.500% due 08/01/35	200,000	269,055
Wells Fargo & Co 1.654% due 06/02/24	500,000	513,765
2.188% due 04/30/26	300,000	316,130
2.393% due 06/02/28	500,000	532,566
2.406% due 10/30/25	130,000	137,484
3.000% due 04/22/26	150,000	165,173

	Principal Amount	Value
3.000% due 10/23/26	$150,000	$166,364
3.068% due 04/30/41	500,000	544,719
3.196% due 06/17/27	260,000	288,404
3.450% due 02/13/23	300,000	318,106
4.150% due 01/24/29	200,000	237,454
4.478% due 04/04/31	200,000	244,574
5.013% due 04/04/51	250,000	355,738
5.375% due 02/07/35	100,000	137,002
5.606% due 01/15/44	100,000	141,846
Wells Fargo Bank NA 3.550% due 08/14/23	250,000	270,117
6.600% due 01/15/38	100,000	153,003
Welltower Inc REIT 2.750% due 01/15/31	145,000	154,825
4.125% due 03/15/29	100,000	117,167
Westpac Banking Corp (Australia) 2.500% due 06/28/22	150,000	155,200
2.700% due 08/19/26	150,000	165,806
2.894% due 02/04/30	200,000	209,749
2.963% due 11/16/40	200,000	212,983
3.300% due 02/26/24	100,000	108,791
3.400% due 01/25/28	100,000	115,171
4.110% due 07/24/34	65,000	74,464
4.421% due 07/24/39	45,000	57,567
Weyerhaeuser Co REIT 4.000% due 11/15/29	100,000	118,189
7.375% due 03/15/32	100,000	150,065
Willis North America Inc 2.950% due 09/15/29	75,000	82,172
3.875% due 09/15/49	35,000	42,795
WP Carey Inc REIT 4.600% due 04/01/24	100,000	111,084
XLIT Ltd (Bermuda) 5.250% due 12/15/43	50,000	70,885

		101,381,941

Industrial - 2.3%

3M Co 2.375% due 08/26/29	300,000	324,689
2.875% due 10/15/27	100,000	111,523
3.250% due 08/26/49	200,000	231,249
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	100,000	103,396
Agilent Technologies Inc 3.200% due 10/01/22	100,000	103,997
Allegion US Holding Co Inc 3.200% due 10/01/24	50,000	53,449
3.550% due 10/01/27	50,000	54,742
Amphenol Corp 2.050% due 03/01/25	25,000	26,426
4.350% due 06/01/29	50,000	61,266
Arrow Electronics Inc 3.250% due 09/08/24	100,000	108,257
3.875% due 01/12/28	25,000	28,197
Avnet Inc 4.625% due 04/15/26	25,000	28,311
Berry Global Inc 1.570% due 01/15/26 ~	200,000	201,982
Burlington Northern Santa Fe LLC 3.000% due 03/15/23	150,000	157,608
3.050% due 02/15/51	200,000	227,127
3.550% due 02/15/50	150,000	185,060
3.650% due 09/01/25	50,000	56,475
4.125% due 06/15/47	50,000	66,092
4.700% due 09/01/45	50,000	70,425
5.750% due 05/01/40	100,000	148,473
Canadian National Railway Co (Canada) 2.950% due 11/21/24	100,000	108,155
6.200% due 06/01/36	50,000	75,330

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Canadian Pacific Railway Co (Canada) 2.900% due 02/01/25	$150,000	$162,538
4.000% due 06/01/28	35,000	41,107
4.800% due 09/15/35	20,000	26,353
6.125% due 09/15/15	30,000	50,232
Carlisle Cos Inc 3.750% due 12/01/27	50,000	56,635
Carrier Global Corp 1.923% due 02/15/23	5,000	5,153
2.242% due 02/15/25	35,000	37,084
2.493% due 02/15/27	35,000	37,794
2.722% due 02/15/30	50,000	53,464
3.377% due 04/05/40	15,000	16,400
3.577% due 04/05/50	450,000	500,335
Caterpillar Financial Services Corp 0.650% due 07/07/23	50,000	50,434
0.800% due 11/13/25	60,000	60,509
3.450% due 05/15/23	100,000	107,256
Caterpillar Inc 2.600% due 04/09/30	500,000	551,548
3.250% due 09/19/49	100,000	117,423
3.803% due 08/15/42	100,000	126,916
CNH Industrial Capital LLC 4.200% due 01/15/24	50,000	54,878
4.375% due 04/05/22	25,000	26,133
CNH Industrial NV (United Kingdom) 3.850% due 11/15/27	35,000	39,473
CSX Corp 3.250% due 06/01/27	250,000	282,870
3.400% due 08/01/24	200,000	218,661
4.500% due 03/15/49	65,000	88,155
5.500% due 04/15/41	75,000	105,027
Deere & Co 2.875% due 09/07/49	15,000	16,690
3.900% due 06/09/42	100,000	127,295
Dover Corp 5.375% due 03/01/41	50,000	63,673
Eaton Corp 4.000% due 11/02/32	100,000	122,246
Emerson Electric Co 0.875% due 10/15/26	35,000	35,247
3.150% due 06/01/25	100,000	110,657
FedEx Corp 3.100% due 08/05/29	50,000	55,911
3.875% due 08/01/42	100,000	116,917
4.000% due 01/15/24	200,000	221,615
4.200% due 10/17/28	100,000	118,879
4.400% due 01/15/47	50,000	63,285
4.750% due 11/15/45	50,000	65,074
5.250% due 05/15/50	350,000	495,773
Flex Ltd 3.750% due 02/01/26	50,000	55,967
4.750% due 06/15/25	50,000	56,796
4.875% due 06/15/29	25,000	29,557
Flowserve Corp 4.000% due 11/15/23	143,000	151,526
Fortive Corp 4.300% due 06/15/46	125,000	154,137
Fortune Brands Home & Security Inc 4.000% due 09/21/23	50,000	54,502
GATX Corp 3.250% due 03/30/25	100,000	109,842
4.350% due 02/15/24	25,000	27,621
4.550% due 11/07/28	25,000	30,206
General Dynamics Corp 3.375% due 05/15/23	50,000	53,482
3.750% due 05/15/28	180,000	210,760
4.250% due 04/01/50	200,000	272,816
General Electric Co 3.450% due 05/01/27	350,000	395,279
4.125% due 10/09/42	8,000	9,385

	Principal Amount	Value
4.250% due 05/01/40	$300,000	$354,674
5.875% due 01/14/38	115,000	155,958
6.750% due 03/15/32	101,000	141,706
6.875% due 01/10/39	58,000	85,515
Honeywell International Inc 0.483% due 08/19/22	145,000	145,239
2.150% due 08/08/22	45,000	46,220
2.300% due 08/15/24	100,000	106,654
2.500% due 11/01/26	100,000	110,447
2.700% due 08/15/29	60,000	67,190
Hubbell Inc 3.350% due 03/01/26	50,000	55,015
IDEX Corp 3.000% due 05/01/30	15,000	16,525
Illinois Tool Works Inc 4.875% due 09/15/41	100,000	138,421
Jabil Inc 3.950% due 01/12/28	55,000	62,269
JB Hunt Transport Services Inc 3.300% due 08/15/22	50,000	52,070
John Deere Capital Corp 0.550% due 07/05/22	300,000	301,516
1.750% due 03/09/27	50,000	52,546
2.150% due 09/08/22	50,000	51,730
2.600% due 03/07/24	100,000	107,098
2.650% due 06/10/26	100,000	109,733
2.750% due 03/15/22	100,000	102,992
2.800% due 03/06/23	50,000	52,802
2.800% due 09/08/27	50,000	55,695
3.400% due 09/11/25	50,000	56,363
3.450% due 06/07/23	25,000	26,884
3.450% due 03/13/25	50,000	56,052
Johnson Controls International PLC 1.750% due 09/15/30	15,000	15,315
3.625% due 07/02/24	40,000	43,420
3.900% due 02/14/26	19,000	21,548
4.500% due 02/15/47	40,000	52,664
Kansas City Southern 4.950% due 08/15/45	100,000	127,991
Kennametal Inc 4.625% due 06/15/28	50,000	55,749
Keysight Technologies Inc 4.550% due 10/30/24	100,000	113,167
L3Harris Technologies Inc 2.900% due 12/15/29	30,000	33,194
3.850% due 06/15/23	70,000	75,649
3.850% due 12/15/26	25,000	28,975
4.400% due 06/15/28	100,000	120,647
Lockheed Martin Corp 2.900% due 03/01/25	50,000	54,556
3.550% due 01/15/26	100,000	113,642
3.600% due 03/01/35	25,000	30,235
3.800% due 03/01/45	20,000	25,063
4.500% due 05/15/36	20,000	26,383
4.700% due 05/15/46	44,000	62,022
6.150% due 09/01/36	100,000	152,096
Martin Marietta Materials Inc 2.500% due 03/15/30	65,000	69,630
3.450% due 06/01/27	21,000	23,542
Masco Corp 3.500% due 11/15/27	100,000	113,619
4.375% due 04/01/26	50,000	58,733
Norfolk Southern Corp 2.903% due 02/15/23	100,000	104,737
3.000% due 04/01/22	100,000	102,693
3.155% due 05/15/55	20,000	21,879
3.800% due 08/01/28	30,000	35,192
3.942% due 11/01/47	63,000	77,046
4.650% due 01/15/46	50,000	66,382
4.837% due 10/01/41	50,000	68,306

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Northrop Grumman Corp 2.550% due 10/15/22	$100,000	$103,894
3.250% due 08/01/23	100,000	107,570
3.250% due 01/15/28	350,000	395,869
3.850% due 04/15/45	100,000	122,131
Oshkosh Corp 3.100% due 03/01/30	15,000	16,383
Otis Worldwide Corp 2.056% due 04/05/25	20,000	21,214
2.293% due 04/05/27	20,000	21,389
3.112% due 02/15/40	50,000	54,484
3.362% due 02/15/50	30,000	34,772
Owens Corning 3.875% due 06/01/30	150,000	173,268
Packaging Corp of America 3.400% due 12/15/27	35,000	39,466
3.650% due 09/15/24	100,000	109,661
Parker-Hannifin Corp 3.250% due 06/14/29	20,000	22,710
4.000% due 06/14/49	20,000	25,100
6.250% due 05/15/38	100,000	144,652
PerkinElmer Inc 3.300% due 09/15/29	30,000	33,872
Precision Castparts Corp 2.500% due 01/15/23	100,000	103,948
3.250% due 06/15/25	50,000	55,292
4.375% due 06/15/45	50,000	63,004
Raytheon Technologies Corp 2.250% due 07/01/30	100,000	106,294
2.500% due 12/15/22	125,000	129,597
3.125% due 07/01/50	100,000	110,275
3.200% due 03/15/24	300,000	324,127
3.500% due 03/15/27	200,000	228,495
3.750% due 11/01/46	50,000	59,338
3.950% due 08/16/25	25,000	28,679
4.125% due 11/16/28	60,000	71,546
4.350% due 04/15/47	200,000	263,342
4.450% due 11/16/38	20,000	25,220
4.500% due 06/01/42	300,000	391,218
4.625% due 11/16/48	35,000	47,518
Republic Services Inc 3.200% due 03/15/25	100,000	109,760
3.375% due 11/15/27	120,000	136,112
3.950% due 05/15/28	100,000	117,368
Roper Technologies Inc 1.750% due 02/15/31	200,000	199,292
2.350% due 09/15/24	15,000	15,977
3.800% due 12/15/26	30,000	34,693
4.200% due 09/15/28	95,000	113,370
Ryder System Inc 2.500% due 09/01/22	95,000	98,087
3.400% due 03/01/23	100,000	105,965
Snap-on Inc 3.100% due 05/01/50	35,000	39,532
Sonoco Products Co 5.750% due 11/01/40	200,000	272,059
Stanley Black & Decker Inc 2.750% due 11/15/50	50,000	52,402
4.250% due 11/15/28	100,000	121,935
Textron Inc 3.650% due 03/15/27	100,000	110,495
4.000% due 03/15/26	25,000	28,216
The Boeing Co 1.950% due 02/01/24	30,000	30,909
2.750% due 02/01/26	50,000	52,602
2.800% due 03/01/23	25,000	25,961
2.950% due 02/01/30	100,000	103,523
3.200% due 03/01/29	200,000	211,176
3.250% due 02/01/28	50,000	53,630
3.250% due 03/01/28	25,000	26,479

	Principal Amount	Value
3.550% due 03/01/38	$15,000	$15,323
3.625% due 02/01/31	30,000	32,920
3.625% due 03/01/48	10,000	10,100
3.750% due 02/01/50	100,000	105,164
3.825% due 03/01/59	50,000	50,798
3.850% due 11/01/48	35,000	36,164
4.508% due 05/01/23	200,000	216,247
4.875% due 05/01/25	85,000	96,949
5.150% due 05/01/30	150,000	181,796
5.705% due 05/01/40	200,000	259,107
5.805% due 05/01/50	150,000	207,222
5.875% due 02/15/40	50,000	63,697
5.930% due 05/01/60	150,000	212,799
Trane Technologies Global Holding Co Ltd 4.250% due 06/15/23	100,000	109,160
Trane Technologies Luxembourg Finance SA 3.800% due 03/21/29	100,000	117,165
Trimble Inc 4.150% due 06/15/23	50,000	54,195
4.900% due 06/15/28	50,000	59,860
Union Pacific Corp 2.750% due 03/01/26	25,000	27,369
2.973% due 09/16/62 ~	25,000	26,212
3.000% due 04/15/27	100,000	110,713
3.250% due 08/15/25	50,000	55,431
3.350% due 08/15/46	50,000	56,072
3.500% due 06/08/23	50,000	53,636
3.600% due 09/15/37	20,000	23,362
3.646% due 02/15/24	92,000	99,946
3.700% due 03/01/29	65,000	75,470
3.750% due 07/15/25	50,000	56,781
3.839% due 03/20/60	530,000	657,537
3.950% due 09/10/28	60,000	71,294
4.050% due 03/01/46	30,000	36,726
United Parcel Service Inc 2.350% due 05/16/22	50,000	51,349
3.400% due 11/15/46	200,000	241,280
6.200% due 01/15/38	50,000	78,497
Vulcan Materials Co 4.500% due 06/15/47	100,000	124,087
Waste Connections Inc 3.500% due 05/01/29	100,000	114,132
Waste Management Inc 0.750% due 11/15/25	206,000	206,993
3.150% due 11/15/27	100,000	112,959
4.150% due 07/15/49	30,000	39,983
Westinghouse Air Brake Technologies Corp 4.400% due 03/15/24	100,000	109,534
4.950% due 09/15/28	100,000	118,743
WRKCo Inc 3.000% due 09/15/24	100,000	107,769
4.000% due 03/15/28	100,000	116,045
4.200% due 06/01/32	50,000	60,440
Xylem Inc 3.250% due 11/01/26	30,000	33,761
4.375% due 11/01/46	25,000	30,682

		23,198,474

Technology - 2.1%

Activision Blizzard Inc 1.350% due 09/15/30	35,000	34,424
2.500% due 09/15/50	100,000	97,745
3.400% due 09/15/26	50,000	56,928
Adobe Inc 1.700% due 02/01/23	20,000	20,596
1.900% due 02/01/25	230,000	243,319
Analog Devices Inc 3.500% due 12/05/26	100,000	113,796

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Apple Inc 0.750% due 05/11/23	$80,000	$80,997
1.125% due 05/11/25	65,000	66,886
1.650% due 05/11/30	410,000	422,386
1.700% due 09/11/22	60,000	61,534
1.800% due 09/11/24	100,000	105,049
2.050% due 09/11/26	100,000	106,961
2.100% due 09/12/22	100,000	103,124
2.200% due 09/11/29	100,000	108,000
2.400% due 01/13/23	50,000	52,143
2.400% due 05/03/23	600,000	629,555
2.650% due 05/11/50	100,000	106,140
2.950% due 09/11/49	65,000	72,561
3.000% due 11/13/27	100,000	112,854
3.250% due 02/23/26	570,000	639,959
3.350% due 02/09/27	200,000	228,257
3.750% due 09/12/47	75,000	94,186
3.750% due 11/13/47	50,000	63,071
3.850% due 08/04/46	35,000	45,088
4.250% due 02/09/47	100,000	136,481
4.500% due 02/23/36	50,000	67,390
4.650% due 02/23/46	445,000	632,575
Applied Materials Inc 1.750% due 06/01/30	30,000	31,111
3.900% due 10/01/25	35,000	40,159
4.350% due 04/01/47	45,000	62,378
5.100% due 10/01/35	35,000	48,612
Autodesk Inc 2.850% due 01/15/30	55,000	61,160
Broadcom Inc 3.459% due 09/15/26	26,000	28,878
4.110% due 09/15/28	211,000	241,775
4.250% due 04/15/26	100,000	114,629
4.300% due 11/15/32	200,000	237,506
4.700% due 04/15/25	250,000	286,549
4.750% due 04/15/29	150,000	179,420
5.000% due 04/15/30	200,000	243,274
Broadridge Financial Solutions Inc 3.400% due 06/27/26	50,000	56,322
Citrix Systems Inc 3.300% due 03/01/30	50,000	55,297
Dell International LLC 4.000% due 07/15/24 ~	50,000	55,176
4.900% due 10/01/26 ~	100,000	118,144
5.300% due 10/01/29 ~	100,000	122,554
5.450% due 06/15/23 ~	115,000	127,226
5.850% due 07/15/25 ~	200,000	240,397
6.020% due 06/15/26 ~	500,000	610,781
8.100% due 07/15/36 ~	50,000	73,946
8.350% due 07/15/46 ~	50,000	75,643
DXC Technology Co 4.125% due 04/15/25	65,000	71,896
Electronic Arts Inc 4.800% due 03/01/26	50,000	59,532
Fidelity National Information Services Inc 3.000% due 08/15/26	150,000	167,158
3.500% due 04/15/23	57,000	60,524
Fiserv Inc 2.250% due 06/01/27	100,000	106,687
2.650% due 06/01/30	100,000	108,266
2.750% due 07/01/24	100,000	107,415
3.200% due 07/01/26	25,000	28,019
3.500% due 07/01/29	45,000	51,452
3.850% due 06/01/25	100,000	112,904
4.400% due 07/01/49	40,000	53,582
Genpact Luxembourg SARL 3.375% due 12/01/24	25,000	27,245
Hewlett Packard Enterprise Co 4.900% due 10/15/25	250,000	292,848

	Principal Amount	Value
6.200% due 10/15/35	$50,000	$64,603
6.350% due 10/15/45	50,000	65,906
HP Inc 4.050% due 09/15/22	200,000	212,197
6.000% due 09/15/41	55,000	71,871
Intel Corp 2.450% due 11/15/29	150,000	162,756
2.600% due 05/19/26	100,000	109,251
3.250% due 11/15/49	300,000	336,110
3.700% due 07/29/25	145,000	164,139
4.600% due 03/25/40	400,000	529,165
International Business Machines Corp 2.850% due 05/13/22	100,000	103,570
2.850% due 05/15/40	100,000	107,792
3.000% due 05/15/24	200,000	216,727
3.300% due 05/15/26	300,000	339,159
3.375% due 08/01/23	300,000	324,253
3.500% due 05/15/29	170,000	196,839
4.150% due 05/15/39	100,000	126,614
4.250% due 05/15/49	300,000	393,959
5.600% due 11/30/39	26,000	38,439
Intuit Inc 1.650% due 07/15/30	15,000	15,420
Lam Research Corp 4.000% due 03/15/29	55,000	65,993
4.875% due 03/15/49	25,000	36,138
Leidos Inc 2.300% due 02/15/31 ~	55,000	56,104
Marvell Technology Group Ltd 4.200% due 06/22/23	50,000	54,129
Maxim Integrated Products Inc 3.450% due 06/15/27	100,000	112,267
Micron Technology Inc 2.497% due 04/24/23	250,000	260,708
Microsoft Corp 2.000% due 08/08/23	50,000	52,176
2.375% due 05/01/23	100,000	104,536
2.400% due 02/06/22	100,000	102,067
2.400% due 08/08/26	750,000	818,454
2.525% due 06/01/50	535,000	564,212
2.675% due 06/01/60	166,000	180,352
2.875% due 02/06/24	35,000	37,606
3.125% due 11/03/25	100,000	111,833
3.450% due 08/08/36	150,000	184,975
3.500% due 11/15/42	100,000	123,442
3.700% due 08/08/46	100,000	126,839
NVIDIA Corp 2.850% due 04/01/30	250,000	281,310
3.500% due 04/01/50	200,000	243,095
NXP BV (Netherlands) 4.300% due 06/18/29 ~	150,000	179,005
Oracle Corp 2.800% due 04/01/27	500,000	551,844
2.950% due 05/15/25	150,000	164,785
3.250% due 11/15/27	350,000	399,216
3.600% due 04/01/40	500,000	586,307
3.850% due 07/15/36	50,000	60,380
3.850% due 04/01/60	300,000	368,935
3.900% due 05/15/35	105,000	129,070
4.000% due 07/15/46	250,000	306,879
4.300% due 07/08/34	100,000	126,606
4.375% due 05/15/55	200,000	262,854
6.125% due 07/08/39	100,000	154,265
6.500% due 04/15/38	100,000	158,972
QUALCOMM Inc 2.600% due 01/30/23	100,000	104,906
2.900% due 05/20/24	50,000	53,862
3.250% due 05/20/27	50,000	56,779
3.450% due 05/20/25	150,000	167,085

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
4.300% due 05/20/47	$30,000	$40,678
4.800% due 05/20/45	150,000	213,424
ServiceNow Inc 1.400% due 09/01/30	65,000	63,457
Texas Instruments Inc 4.150% due 05/15/48	100,000	133,803
VMware Inc 2.950% due 08/21/22	35,000	36,317
3.900% due 08/21/27	30,000	33,851
Xilinx Inc 2.950% due 06/01/24	100,000	107,620

		20,416,376

Utilities - 2.2%

AEP Transmission Co LLC 4.250% due 09/15/48	35,000	46,267
Alabama Power Co 2.450% due 03/30/22	100,000	102,508
4.150% due 08/15/44	90,000	114,367
4.300% due 07/15/48	15,000	20,076
Ameren Illinois Co 3.250% due 03/01/25	50,000	54,963
3.800% due 05/15/28	50,000	58,329
4.150% due 03/15/46	50,000	63,566
American Electric Power Co Inc 0.750% due 11/01/23	20,000	20,049
1.000% due 11/01/25	30,000	30,378
American Water Capital Corp 2.950% due 09/01/27	35,000	38,739
3.450% due 06/01/29	100,000	115,151
3.750% due 09/01/47	50,000	61,351
4.300% due 12/01/42	100,000	130,443
Appalachian Power Co 3.700% due 05/01/50	150,000	180,751
7.000% due 04/01/38	150,000	231,207
Arizona Public Service Co 2.950% due 09/15/27	50,000	54,972
4.500% due 04/01/42	100,000	129,094
Atmos Energy Corp 3.000% due 06/15/27	30,000	33,231
4.150% due 01/15/43	64,000	80,199
4.300% due 10/01/48	50,000	66,855
Avangrid Inc 3.150% due 12/01/24	50,000	54,550
Baltimore Gas and Electric Co 2.900% due 06/15/50	30,000	32,335
3.200% due 09/15/49	70,000	78,328
3.750% due 08/15/47	50,000	61,392
Berkshire Hathaway Energy Co
2.800% due 01/15/23	40,000	41,935
3.250% due 04/15/28	30,000	34,325
3.800% due 07/15/48	25,000	29,937
4.450% due 01/15/49	50,000	66,577
6.125% due 04/01/36	99,000	146,532
Black Hills Corp 3.150% due 01/15/27	50,000	54,442
4.350% due 05/01/33	30,000	36,375
CenterPoint Energy Houston Electric LLC 2.250% due 08/01/22	100,000	102,611
2.400% due 09/01/26	50,000	54,118
3.000% due 02/01/27	50,000	55,102
CenterPoint Energy Inc 3.850% due 02/01/24	25,000	27,368
4.250% due 11/01/28	25,000	29,628
CenterPoint Energy Resources Corp 4.000% due 04/01/28	100,000	116,684
Commonwealth Edison Co 3.700% due 08/15/28	20,000	23,611
3.750% due 08/15/47	50,000	60,200
3.800% due 10/01/42	100,000	120,523

	Principal Amount	Value
Consolidated Edison Co of New York Inc 3.950% due 03/01/43	$100,000	$118,154
3.950% due 04/01/50	250,000	304,965
4.000% due 12/01/28	100,000	118,113
4.125% due 05/15/49	50,000	61,867
4.300% due 12/01/56	50,000	63,594
4.500% due 12/01/45	100,000	129,621
Consumers Energy Co 3.250% due 08/15/46	50,000	57,201
3.800% due 11/15/28	100,000	118,168
4.350% due 04/15/49	100,000	138,247
Dominion Energy Inc 2.750% due 01/15/22	50,000	51,097
2.850% due 08/15/26	30,000	33,089
3.071% due 08/15/24	70,000	75,594
3.375% due 04/01/30	350,000	398,945
4.250% due 06/01/28	50,000	60,023
4.700% due 12/01/44	100,000	131,109
Dominion Energy South Carolina Inc 4.600% due 06/15/43	100,000	134,667
5.300% due 05/15/33	50,000	67,296
5.450% due 02/01/41	50,000	71,882
DTE Electric Co 2.250% due 03/01/30	50,000	53,675
2.950% due 03/01/50	50,000	55,770
3.375% due 03/01/25	50,000	55,274
3.650% due 03/15/24	51,000	55,587
DTE Energy Co 0.550% due 11/01/22	15,000	15,057
3.300% due 06/15/22	50,000	51,829
3.800% due 03/15/27	100,000	114,930
3.850% due 12/01/23	100,000	108,891
Duke Energy Carolinas LLC 3.050% due 03/15/23	150,000	158,551
3.750% due 06/01/45	200,000	241,658
6.050% due 04/15/38	110,000	165,474
6.100% due 06/01/37	25,000	37,044
Duke Energy Corp 2.400% due 08/15/22	50,000	51,536
2.450% due 06/01/30	160,000	170,503
3.150% due 08/15/27	50,000	55,857
3.950% due 08/15/47	50,000	60,862
4.200% due 06/15/49	65,000	82,906
Duke Energy Florida LLC 1.750% due 06/15/30	250,000	255,806
2.500% due 12/01/29	50,000	54,637
Duke Energy Indiana LLC 2.750% due 04/01/50	60,000	62,519
3.250% due 10/01/49	50,000	56,631
3.750% due 05/15/46	50,000	60,054
4.900% due 07/15/43	100,000	136,697
Duke Energy Ohio Inc 2.125% due 06/01/30	35,000	36,680
Duke Energy Progress LLC 3.700% due 09/01/28	100,000	117,151
Eastern Energy Gas Holdings LLC 2.500% due 11/15/24	40,000	42,833
3.000% due 11/15/29	35,000	38,827
3.550% due 11/01/23	100,000	107,793
3.900% due 11/15/49	30,000	35,474
Edison International 2.400% due 09/15/22	40,000	40,905
2.950% due 03/15/23	100,000	103,962
5.750% due 06/15/27	10,000	11,979
El Paso Electric Co 5.000% due 12/01/44	50,000	59,473
Emera US Finance LP (Canada) 3.550% due 06/15/26	35,000	39,354
4.750% due 06/15/46	200,000	256,177

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Enel Chile SA (Chile) 4.875% due 06/12/28	$50,000	$59,000
Enel Generacion Chile SA (Chile) 4.250% due 04/15/24	50,000	54,440
Entergy Arkansas LLC 3.500% due 04/01/26	50,000	56,535
4.200% due 04/01/49	50,000	64,733
Entergy Corp 0.900% due 09/15/25	150,000	150,088
2.800% due 06/15/30	100,000	108,115
2.950% due 09/01/26	30,000	33,083
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	59,029
Entergy Louisiana LLC 0.620% due 11/17/23	25,000	25,086
3.250% due 04/01/28	50,000	56,150
4.200% due 09/01/48	50,000	65,175
4.950% due 01/15/45	40,000	44,159
Evergy Kansas Central Inc 3.100% due 04/01/27	50,000	55,195
4.100% due 04/01/43	100,000	124,947
Evergy Metro Inc 3.650% due 08/15/25	50,000	56,377
Eversource Energy 2.900% due 10/01/24	50,000	54,006
3.300% due 01/15/28	100,000	112,311
3.800% due 12/01/23	15,000	16,435
4.250% due 04/01/29	25,000	29,978
Exelon Corp 3.950% due 06/15/25	100,000	113,208
4.050% due 04/15/30	300,000	355,351
4.450% due 04/15/46	100,000	127,517
4.950% due 06/15/35	35,000	44,146
5.100% due 06/15/45	35,000	47,488
Florida Power & Light Co 2.850% due 04/01/25	350,000	381,417
3.700% due 12/01/47	200,000	247,940
4.950% due 06/01/35	100,000	138,478
5.690% due 03/01/40	35,000	52,107
5.950% due 02/01/38	125,000	187,628
Georgia Power Co 2.850% due 05/15/22	100,000	103,361
4.300% due 03/15/42	100,000	126,992
Indiana Michigan Power Co 4.250% due 08/15/48	25,000	32,346
Interstate Power & Light Co 3.500% due 09/30/49	25,000	28,957
ITC Holdings Corp 3.350% due 11/15/27	50,000	56,348
3.650% due 06/15/24	25,000	27,267
Kentucky Utilities Co 4.375% due 10/01/45	40,000	52,015
Louisville Gas & Electric Co 4.250% due 04/01/49	35,000	45,192
MidAmerican Energy Co 3.650% due 08/01/48	100,000	122,495
6.750% due 12/30/31	100,000	149,629
Mississippi Power Co 3.950% due 03/30/28	25,000	29,164
National Fuel Gas Co 3.750% due 03/01/23	100,000	105,027
3.950% due 09/15/27	50,000	53,152
National Rural Utilities Cooperative Finance Corp 1.350% due 03/15/31	100,000	98,760
4.023% due 11/01/32	100,000	123,235
8.000% due 03/01/32	50,000	78,774
NextEra Energy Capital Holdings Inc 2.250% due 06/01/30	80,000	83,931
4.800% due 12/01/77	100,000	109,923
5.650% due 05/01/79	100,000	117,887

	Principal Amount	Value
NiSource Inc 0.950% due 08/15/25	$200,000	$201,299
3.490% due 05/15/27	50,000	56,754
3.950% due 03/30/48	50,000	61,531
4.800% due 02/15/44	100,000	131,172
5.250% due 02/15/43	100,000	136,961
Northern States Power Co 2.150% due 08/15/22	100,000	102,128
2.600% due 06/01/51	50,000	53,024
NSTAR Electric Co 2.375% due 10/15/22	100,000	103,064
Oglethorpe Power Corp 5.050% due 10/01/48	100,000	127,193
Ohio Edison Co 6.875% due 07/15/36	150,000	203,804
Oklahoma Gas & Electric Co 3.850% due 08/15/47	50,000	59,377
Oncor Electric Delivery Co LLC 0.550% due 10/01/25 ~	70,000	69,970
3.700% due 11/15/28	100,000	117,625
3.800% due 09/30/47	50,000	61,507
5.300% due 06/01/42	100,000	143,102
Pacific Gas and Electric Co 1.750% due 06/16/22	50,000	50,145
2.500% due 02/01/31	100,000	100,253
3.450% due 07/01/25	400,000	433,742
3.500% due 08/01/50	45,000	44,826
4.550% due 07/01/30	300,000	342,066
4.950% due 07/01/50	200,000	238,530
PacifiCorp 2.700% due 09/15/30	300,000	330,494
3.300% due 03/15/51	300,000	345,171
3.500% due 06/15/29	35,000	40,384
4.125% due 01/15/49	70,000	90,006
PECO Energy Co 2.800% due 06/15/50	45,000	47,925
3.000% due 09/15/49	55,000	60,789
3.150% due 10/15/25	50,000	55,543
3.900% due 03/01/48	60,000	75,809
Piedmont Natural Gas Co Inc 3.350% due 06/01/50	225,000	251,428
4.650% due 08/01/43	35,000	45,293
Potomac Electric Power Co 3.600% due 03/15/24	100,000	108,602
PPL Electric Utilities Corp 3.000% due 10/01/49	70,000	76,369
4.150% due 10/01/45	25,000	31,329
4.150% due 06/15/48	100,000	128,865
4.750% due 07/15/43	50,000	67,171
Progress Energy Inc 7.750% due 03/01/31	100,000	149,063
PSEG Power LLC 3.850% due 06/01/23	100,000	107,656
Public Service Co of Colorado 2.700% due 01/15/51	100,000	107,164
3.700% due 06/15/28	50,000	58,353
3.800% due 06/15/47	50,000	61,978
Public Service Electric and Gas Co 2.050% due 08/01/50	100,000	94,102
3.200% due 08/01/49	60,000	68,868
4.050% due 05/01/48	25,000	32,253
Public Service Enterprise Group Inc 2.650% due 11/15/22	50,000	52,143
2.875% due 06/15/24	70,000	75,434
Puget Energy Inc 3.650% due 05/15/25	100,000	110,389
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	35,575
San Diego Gas & Electric Co 1.700% due 10/01/30	95,000	96,156
3.750% due 06/01/47	50,000	58,640

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
4.100% due 06/15/49	$100,000	$124,941
4.150% due 05/15/48	25,000	31,494
Sempra Energy 3.400% due 02/01/28	65,000	74,176
3.800% due 02/01/38	100,000	115,980
Southern California Edison Co 2.250% due 06/01/30	70,000	72,959
2.850% due 08/01/29	75,000	81,864
3.500% due 10/01/23	100,000	107,383
3.650% due 03/01/28	50,000	56,166
3.650% due 02/01/50	70,000	79,584
3.700% due 08/01/25	30,000	33,671
3.900% due 03/15/43	50,000	56,741
4.125% due 03/01/48	10,000	11,951
4.500% due 09/01/40	50,000	60,326
Southern California Gas Co 2.600% due 06/15/26	50,000	54,382
Southwest Gas Corp 3.800% due 09/29/46	50,000	58,057
Southwestern Electric Power Co 3.900% due 04/01/45	50,000	58,679
4.100% due 09/15/28	50,000	58,809
6.200% due 03/15/40	50,000	73,391
Southwestern Public Service Co 3.300% due 06/15/24	50,000	53,994
3.750% due 06/15/49	100,000	121,970
Tampa Electric Co 4.300% due 06/15/48	50,000	64,419
4.450% due 06/15/49	50,000	65,556
The AES Corp 1.375% due 01/15/26 ~	75,000	75,724
2.450% due 01/15/31 ~	100,000	101,378
The Connecticut Light & Power Co 4.150% due 06/01/45	25,000	32,522
The Connecticut Light and Power Co 0.750% due 12/01/25	150,000	151,777
The Southern Co 2.950% due 07/01/23	25,000	26,496
4.000% due 01/15/51	350,000	371,080
4.250% due 07/01/36	30,000	36,841
4.400% due 07/01/46	450,000	566,554
Tucson Electric Power Co 3.050% due 03/15/25	50,000	54,486
4.850% due 12/01/48	100,000	136,525
Union Electric Co 2.625% due 03/15/51	200,000	209,648
8.450% due 03/15/39	100,000	171,525
Virginia Electric & Power Co 2.950% due 11/15/26	50,000	55,689
3.150% due 01/15/26	35,000	38,849
3.800% due 09/15/47	50,000	61,829
4.000% due 11/15/46	20,000	25,333
8.875% due 11/15/38	25,000	46,382
Washington Gas Light Co 3.650% due 09/15/49	25,000	30,066
WEC Energy Group Inc 3.550% due 06/15/25	84,000	93,707
Wisconsin Electric Power Co 4.300% due 10/15/48	10,000	13,500
Wisconsin Power & Light Co 3.050% due 10/15/27	100,000	110,924
Xcel Energy Inc 0.500% due 10/15/23	40,000	40,138
4.000% due 06/15/28	50,000	58,913

		22,237,038

Total Corporate Bonds & Notes (Cost $262,772,564)		291,733,952

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 29.0%

Collateralized Mortgage Obligations - Commercial - 2.2%

Bank 1.844% due 03/15/63	$131,250	$135,097
1.997% due 11/15/53	250,000	260,598
2.649% due 01/15/63	200,000	219,425
2.920% due 12/15/52	200,000	223,675
3.175% due 09/15/60	200,000	222,413
BBCMS Mortgage Trust 2.639% due 02/15/53	200,000	219,435
Benchmark Mortgage Trust 1.850% due 09/15/53	250,000	257,990
1.925% due 07/15/53	197,917	205,352
2.732% due 02/15/53	200,000	220,981
4.121% due 07/15/51 §	200,000	237,438
CD Mortgage Trust 3.456% due 11/13/50	175,000	199,506
Citigroup Commercial Mortgage Trust 3.372% due 10/10/47	350,000	380,413
3.778% due 09/10/58	600,000	676,135
Commercial Mortgage Pass-Through 3.525% due 02/10/49	292,285	312,828
Commercial Mortgage Trust 3.660% due 08/10/50	245,082	255,292
3.819% due 06/10/47	300,000	329,725
4.228% due 05/10/51	400,000	476,765
CSAIL Commercial Mortgage Trust 3.458% due 11/15/50 §	600,000	679,417
Fannie Mae - Aces 1.270% due 07/25/30	200,000	202,127
1.684% due 11/25/32 §	500,000	520,306
1.821% due 02/25/30	48,200	51,006
2.723% due 10/25/24	183,441	196,333
2.902% due 01/25/28 §	500,000	562,741
2.980% due 08/25/29	500,000	570,183
2.985% due 12/25/27 §	190,000	213,399
3.061% due 05/25/27 §	200,000	225,308
3.639% due 08/25/30 §	300,000	360,765
Freddie Mac 1.350% due 05/25/30	575,000	587,342
1.406% due 08/25/30	250,000	256,315
1.477% due 04/25/30	107,143	110,677
1.517% due 03/25/30	222,222	230,366
1.547% due 10/25/30	200,000	207,465
1.558% due 04/25/30	140,000	146,080
1.872% due 01/25/30	166,667	177,239
1.940% due 02/25/35	352,000	368,628
2.946% due 07/25/24	750,000	808,805
Freddie Mac Multifamily Structured Pass Through Certificates 2.524% due 10/25/29	200,000	223,150
2.673% due 03/25/26 - 09/25/29	800,000	886,117
2.745% due 01/25/26	400,000	440,565
3.171% due 10/25/24	850,000	933,997
3.208% due 02/25/26	375,000	418,540
3.310% due 05/25/23 §	500,000	534,577
3.422% due 02/25/29	196,721	232,019
3.926% due 06/25/28	100,000	120,360
3.990% due 08/25/33 §	42,000	52,920
GS Mortgage Securities Trust 2.773% due 11/10/45	195,682	201,675
3.734% due 11/10/48	1,000,000	1,118,572
JPMBB Commercial Mortgage Securities Trust 4.274% due 12/15/48	600,000	649,513

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
JPMDB Commercial Mortgage Securities Trust 2.180% due 05/13/53	$300,000	$317,891
JPMorgan Chase Commercial Mortgage Securities Trust 3.143% due 12/15/47	492,248	514,751
5.152% due 05/15/45 §	300,000	265,380
Morgan Stanley Bank of America Merrill Lynch Trust 3.753% due 12/15/47	700,000	786,489
Morgan Stanley Capital I Trust 3.596% due 12/15/49	400,000	452,043
UBS Commercial Mortgage Trust 4.171% due 05/10/45	500,000	516,299
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63	250,000	257,776
Wells Fargo Commercial Mortgage Trust 2.652% due 08/15/49	350,000	379,615
2.925% due 04/15/50	300,000	321,258
4.184% due 06/15/51	200,000	236,668
WFRBS Commercial Mortgage Trust 2.870% due 11/15/45	610,923	627,119

		21,794,864

Fannie Mae - 14.1%

due 01/01/36 - 01/01/51 #	16,625,000	17,301,145
1.500% due 12/01/35 - 12/01/50	3,484,563	3,549,062
2.000% due 11/01/35 - 01/01/51	16,860,110	17,531,103
2.405% (USD LIBOR + 1.690%) due 08/01/39 §	4,278	4,461
2.500% due 10/01/27 - 12/01/50	24,326,958	25,600,270
2.733% (USD LIBOR + 1.695%) due 06/01/38 §	2,382	2,422
3.000% due 05/01/22 - 07/01/50	28,331,082	29,898,361
3.500% due 10/01/25 - 06/01/50	18,543,732	19,882,242
4.000% due 04/01/24 - 02/01/50	14,413,443	15,615,076
4.500% due 05/01/23 - 03/01/50	6,442,857	7,120,857
5.000% due 09/01/23 - 09/01/48	1,968,273	2,259,978
5.500% due 11/01/33 - 07/01/41	998,064	1,170,146
6.000% due 09/01/34 - 06/01/40	420,072	498,145
6.500% due 09/01/36 -07/01/38	81,856	96,190

		140,529,458

Freddie Mac - 6.2%

2.000% due 09/01/35 - 09/01/50	3,875,263	4,038,952
2.500% due 08/01/28 - 10/01/50	10,223,205	10,763,250
3.000% due 09/01/26 - 04/01/50	17,561,321	18,519,918
3.500% due 06/01/21 - 05/01/50	15,307,732	16,331,497
4.000% due 02/01/25 - 01/01/48	6,775,663	7,353,085
4.500% due 08/01/24 - 07/01/48	2,425,994	2,679,020
5.000% due 12/01/31 - 03/01/41	841,663	976,385
5.500% due 04/01/34 - 08/01/40	425,430	498,477
6.000% due 04/01/36 - 05/01/40	526,457	620,509
6.500% due 08/01/37 - 04/01/39	48,908	56,003

		61,837,096

Government National Mortgage Association - 6.5%

due 01/01/51 #	5,175,000	5,435,332
2.000% due 10/20/50	438,571	458,792
2.500% due 01/20/43 - 10/20/50	7,596,884	8,048,814
3.000% due 08/20/42 - 07/20/50	18,182,914	19,215,025
3.500% due 10/15/41 - 07/20/50	16,350,154	17,605,518
4.000% due 06/15/39 - 01/20/50	7,675,588	8,356,978
4.500% due 02/15/39 - 12/20/47	2,941,425	3,263,542
5.000% due 05/15/36 - 01/20/48	1,261,009	1,427,506
5.500% due 04/15/37 - 04/15/40	352,163	410,714
6.000% due 01/15/38 - 06/15/41	112,220	134,371
6.500% due 10/15/38 - 02/15/39	21,987	25,750

		64,382,342

Total Mortgage-Backed Securities (Cost $280,909,249)		288,543,760

	Principal Amount	Value
ASSET-BACKED SECURITIES - 0.2%

American Express Credit Account Master Trust 2.670% due 11/15/24	$595,000	$613,700
AmeriCredit Automobile Receivables Trust 0.530% due 06/18/25	56,000	56,165
Capital One Multi-Asset Execution Trust 1.720% due 08/15/24	331,000	339,104
Citibank Credit Card Issuance Trust 6.150% due 06/15/39	250,000	375,941
Ford Credit Auto Lease Trust 0.620% due 08/15/23	122,000	122,550
Ford Credit Auto Owner Trust 0.560% due 10/15/24	189,000	189,893
Ford Credit Floorplan Master Owner Trust 0.700% due 09/15/25	250,000	252,093
GM Financial Automobile Leasing Trust 0.800% due 07/20/23	54,000	54,420
GM Financial Consumer Automobile Receivables Trust 0.380% due 08/18/25	57,000	57,126
Honda Auto Receivables Owner Trust 1.830% due 01/18/24	200,000	204,315
Hyundai Auto Receivables Trust 1.940% due 02/15/24	55,000	56,016
Santander Drive Auto Receivables Trust 0.520% due 07/15/24	83,000	83,226
0.670% due 04/15/24	49,000	49,172
World Omni Auto Receivables Trust 1.100% due 04/15/25	200,000	202,826

Total Asset-Backed Securities (Cost $2,588,533)		2,656,547

U.S. GOVERNMENT AGENCY ISSUES - 1.6%

Fannie Mae 0.250% due 05/22/23	1,075,000	1,077,726
0.250% due 07/10/23	850,000	852,187
0.250% due 11/27/23	1,125,000	1,126,287
0.375% due 08/25/25	95,000	95,002
0.500% due 11/07/25	115,000	115,510
0.625% due 04/22/25	430,000	435,152
0.750% due 10/08/27	300,000	301,381
0.875% due 08/05/30	500,000	491,220
2.625% due 01/11/22	750,000	769,265
2.625% due 09/06/24	960,000	1,044,263
5.625% due 07/15/37	100,000	158,659
6.625% due 11/15/30	500,000	757,261
7.125% due 01/15/30	525,000	801,865
Federal Farm Credit Banks Funding Corp 0.375% due 04/08/22	350,000	351,175
Federal Home Loan Bank 0.125% due 10/21/22	900,000	900,095
0.250% due 06/03/22	500,000	501,436
0.375% due 09/04/25	25,000	24,997
0.500% due 04/14/25	500,000	503,380
5.500% due 07/15/36	100,000	154,509
Freddie Mac 0.125% due 07/25/22	150,000	150,055
0.250% due 08/24/23	65,000	65,115
0.250% due 09/08/23	145,000	145,299
0.250% due 11/06/23	800,000	800,843
0.250% due 12/04/23	680,000	680,819
0.375% due 05/05/23	500,000	502,653
0.375% due 07/21/25	180,000	180,138
0.375% due 09/23/25	325,000	324,523
1.500% due 02/12/25	250,000	262,312
2.375% due 01/13/22	1,000,000	1,023,183
2.750% due 06/19/23	500,000	531,679
6.250% due 07/15/32	225,000	347,734

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Tennessee Valley Authority 3.500% due 12/15/42	$100,000	$124,737
5.250% due 09/15/39	25,000	37,558
5.375% due 04/01/56	50,000	86,021
6.750% due 11/01/25	150,000	194,982
7.125% due 05/01/30	50,000	76,296

Total U.S. Government Agency Issues (Cost $15,379,203)		15,995,317

U.S. TREASURY OBLIGATIONS - 36.8%

U.S. Treasury Bonds - 8.1%

1.125% due 05/15/40	1,750,000	1,659,766
1.125% due 08/15/40	3,700,000	3,498,234
1.250% due 05/15/50	3,350,000	3,033,059
1.375% due 11/15/40	1,000,000	987,266
1.375% due 08/15/50	2,100,000	1,962,844
1.625% due 11/15/50	2,600,000	2,585,172
2.000% due 02/15/50	1,750,000	1,897,178
2.250% due 08/15/46	2,150,000	2,449,992
2.250% due 08/15/49	1,100,000	1,256,578
2.375% due 11/15/49	1,950,000	2,286,603
2.500% due 02/15/45	2,800,000	3,333,750
2.500% due 02/15/46	2,600,000	3,101,008
2.500% due 05/15/46	1,000,000	1,192,656
2.750% due 08/15/42	450,000	557,139
2.750% due 11/15/42	1,850,000	2,288,869
2.750% due 11/15/47	2,500,000	3,131,934
2.875% due 08/15/45	1,000,000	1,270,273
2.875% due 05/15/49	1,275,000	1,643,256
3.000% due 05/15/42	1,075,000	1,380,745
3.000% due 05/15/45	1,500,000	1,943,086
3.000% due 11/15/45	1,900,000	2,468,590
3.000% due 02/15/47	500,000	652,695
3.000% due 05/15/47	1,700,000	2,222,551
3.000% due 02/15/48	2,000,000	2,621,016
3.000% due 08/15/48	1,500,000	1,969,863
3.000% due 02/15/49	2,000,000	2,633,594
3.125% due 11/15/41	975,000	1,273,518
3.125% due 02/15/43	1,000,000	1,309,726
3.125% due 08/15/44	600,000	790,101
3.125% due 05/15/48	2,700,000	3,618,211
3.625% due 08/15/43	1,525,000	2,150,607
3.625% due 02/15/44	500,000	706,973
3.750% due 08/15/41	1,300,000	1,844,984
3.750% due 11/15/43	1,000,000	1,437,266
4.250% due 11/15/40	750,000	1,125,176
4.375% due 05/15/40	1,025,000	1,553,796
4.375% due 05/15/41	775,000	1,186,628
4.500% due 02/15/36	1,750,000	2,566,416
4.500% due 05/15/38	500,000	754,394
4.500% due 08/15/39	700,000	1,069,851
4.750% due 02/15/41	1,350,000	2,154,094
5.375% due 02/15/31	1,100,000	1,580,777
6.250% due 05/15/30	1,050,000	1,564,418

		80,714,653

U.S. Treasury Notes - 28.7%

0.125% due 05/31/22	2,600,000	2,600,762
0.125% due 07/31/22	5,000,000	5,000,977
0.125% due 10/31/22	2,000,000	2,000,391
0.125% due 11/30/22	3,500,000	3,500,547
0.125% due 07/15/23	3,000,000	2,998,594
0.250% due 04/15/23	3,000,000	3,007,734
0.250% due 06/15/23	3,000,000	3,007,852
0.250% due 11/15/23	2,000,000	2,005,625
0.250% due 05/31/25	2,750,000	2,744,521
0.250% due 06/30/25	3,500,000	3,490,703
0.250% due 07/31/25	1,500,000	1,495,430
0.250% due 08/31/25	3,500,000	3,488,242

	Principal Amount	Value
0.250% due 09/30/25	$4,200,000	$4,183,594
0.250% due 10/31/25	6,000,000	5,973,516
0.250% due 12/31/25	1,500,000	1,500,879
0.375% due 03/31/22	2,000,000	2,006,719
0.375% due 04/30/25	3,000,000	3,010,781
0.375% due 11/30/25	2,500,000	2,503,125
0.500% due 03/31/25	3,000,000	3,027,539
0.500% due 05/31/27	3,500,000	3,487,148
0.500% due 06/30/27	1,000,000	995,664
0.500% due 08/31/27	2,500,000	2,484,082
0.500% due 10/31/27	2,000,000	1,983,750
0.625% due 05/15/30	3,350,000	3,273,578
0.625% due 08/15/30	2,500,000	2,436,328
0.875% due 11/15/30	750,000	747,188
1.125% due 02/28/22	2,500,000	2,529,980
1.125% due 02/28/25	3,500,000	3,623,184
1.125% due 02/28/27	750,000	777,656
1.250% due 08/31/24	4,000,000	4,149,688
1.375% due 01/31/22	6,500,000	6,588,613
1.375% due 10/15/22	2,000,000	2,044,844
1.375% due 02/15/23	1,500,000	1,539,727
1.375% due 06/30/23	4,300,000	4,431,939
1.375% due 01/31/25	5,500,000	5,747,715
1.500% due 03/31/23	1,500,000	1,545,762
1.500% due 09/30/24	3,000,000	3,141,680
1.500% due 10/31/24	2,000,000	2,096,250
1.500% due 08/15/26	3,200,000	3,388,500
1.500% due 02/15/30	3,250,000	3,436,748
1.625% due 08/15/22	2,025,000	2,074,280
1.625% due 11/15/22	4,975,000	5,114,339
1.625% due 05/31/23	1,000,000	1,035,703
1.625% due 10/31/23	3,000,000	3,125,273
1.625% due 02/15/26	1,900,000	2,020,977
1.625% due 05/15/26	1,300,000	1,384,246
1.625% due 10/31/26	5,500,000	5,865,234
1.625% due 08/15/29	2,000,000	2,138,594
1.750% due 05/15/22	1,250,000	1,277,979
1.750% due 06/30/22	2,000,000	2,048,828
1.750% due 05/15/23	4,750,000	4,931,836
1.750% due 06/30/24	3,000,000	3,161,953
1.750% due 12/31/24	1,600,000	1,695,000
1.750% due 12/31/26	2,500,000	2,686,328
1.875% due 01/31/22	500,000	509,551
1.875% due 04/30/22	2,000,000	2,046,797
1.875% due 09/30/22	2,500,000	2,576,074
1.875% due 08/31/24	3,000,000	3,181,172
2.000% due 02/15/22	1,100,000	1,123,203
2.000% due 10/31/22	4,000,000	4,137,031
2.000% due 11/30/22	2,400,000	2,486,156
2.000% due 02/15/23	6,950,000	7,225,285
2.000% due 05/31/24	5,000,000	5,306,641
2.000% due 02/15/25	2,000,000	2,141,641
2.125% due 11/30/23	6,000,000	6,343,828
2.125% due 05/15/25	3,500,000	3,778,086
2.250% due 12/31/23	4,000,000	4,249,688
2.250% due 01/31/24	2,000,000	2,127,812
2.250% due 04/30/24	3,250,000	3,471,660
2.250% due 10/31/24	800,000	861,344
2.250% due 11/15/24	2,000,000	2,154,844
2.250% due 12/31/24	4,000,000	4,317,031
2.250% due 11/15/25	2,200,000	2,402,555
2.250% due 08/15/27	4,200,000	4,656,258
2.250% due 11/15/27	2,300,000	2,553,135
2.375% due 02/29/24	3,000,000	3,207,070
2.375% due 08/15/24	10,300,000	11,103,078
2.375% due 05/15/27	2,750,000	3,067,002
2.375% due 05/15/29	1,000,000	1,129,688
2.500% due 03/31/23	4,000,000	4,212,031
2.500% due 08/15/23	4,450,000	4,724,648
2.500% due 01/31/25	4,000,000	4,362,812
2.625% due 02/15/29	2,750,000	3,155,732

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
2.750% due 04/30/23	$1,500,000	$1,590,879
2.750% due 08/31/23	5,000,000	5,344,922
2.750% due 11/15/23	5,350,000	5,748,115
2.750% due 02/15/28	3,500,000	4,012,559
2.875% due 05/31/25	1,200,000	1,335,187
2.875% due 05/15/28	2,500,000	2,895,703
2.875% due 08/15/28	1,750,000	2,032,187
3.125% due 11/15/28	3,000,000	3,550,781

		285,680,311

Total U.S. Treasury Obligations (Cost $342,750,936)		366,394,964

FOREIGN GOVERNMENT BONDS & NOTES - 1.9%

Canada Government (Canada) 1.625% due 01/22/25	150,000	157,768
2.000% due 11/15/22	250,000	258,798
Chile Government (Chile) 3.125% due 01/21/26	75,000	83,400
3.860% due 06/21/47	300,000	366,750
Colombia Government (Colombia) 3.000% due 01/30/30	200,000	209,977
3.125% due 04/15/31	350,000	372,050
4.125% due 05/15/51	300,000	334,350
4.500% due 01/28/26	250,000	283,711
5.000% due 06/15/45	300,000	367,125
Export Development Canada (Canada) 1.375% due 02/24/23	250,000	256,473
2.500% due 01/24/23	200,000	209,669
Export-Import Bank of Korea (South Korea) 2.750% due 01/25/22	200,000	205,101
3.625% due 11/27/23	200,000	218,449
5.000% due 04/11/22	200,000	211,709
Hungary Government (Hungary) 5.375% due 03/25/24	200,000	228,510
Hydro-Quebec (Canada) 8.400% due 01/15/22	100,000	108,048
Indonesia Government (Indonesia) 2.850% due 02/14/30	200,000	216,436
2.950% due 01/11/23	300,000	313,491
4.200% due 10/15/50	300,000	359,336
Iraq Government AID 2.149% due 01/18/22	200,000	204,864
Israel Government AID 5.500% due 04/26/24	25,000	29,194
Israel Government International (Israel) 2.750% due 07/03/30	200,000	220,879
Japan Bank for Cooperation (Japan) 0.625% due 07/15/25	235,000	235,188
1.750% due 01/23/23	200,000	205,901
Japan Bank for International Cooperation (Japan) 1.625% due 10/17/22	200,000	204,791
1.875% due 07/21/26	200,000	212,533
2.500% due 05/23/24	200,000	214,007
3.250% due 07/20/28	200,000	233,058
3.375% due 07/31/23	200,000	215,520
Japan International Cooperation Agency (Japan) 3.375% due 06/12/28	200,000	234,349
Korea International (South Korea) 2.750% due 01/19/27	200,000	219,076
Mexico Government (Mexico) 2.659% due 05/24/31	200,000	205,210
3.900% due 04/27/25	350,000	393,267
4.000% due 10/02/23	150,000	164,489
4.150% due 03/28/27	200,000	231,125
4.500% due 01/31/50	200,000	234,750
4.600% due 01/23/46	250,000	293,261
4.600% due 02/10/48	200,000	235,361
4.750% due 04/27/32	350,000	422,100
4.750% due 03/08/44	264,000	314,964

	Principal Amount	Value
6.750% due 09/27/34	$225,000	$316,926
Panama Government (Panama) 3.870% due 07/23/60	200,000	236,500
4.500% due 05/15/47	350,000	451,253
6.700% due 01/26/36	100,000	148,930
8.875% due 09/30/27	100,000	144,606
Peruvian Government (Peru) 2.783% due 01/23/31	300,000	329,928
4.125% due 08/25/27	150,000	176,784
8.750% due 11/21/33	200,000	342,438
Philippine Government (Philippines) 1.648% due 06/10/31	200,000	203,000
2.650% due 12/10/45	200,000	203,019
2.950% due 05/05/45	200,000	211,622
3.000% due 02/01/28	200,000	221,729
6.375% due 10/23/34	250,000	367,679
7.750% due 01/14/31	200,000	308,771
Province of Alberta Canada (Canada) 1.300% due 07/22/30	250,000	249,221
2.200% due 07/26/22	250,000	257,672
3.350% due 11/01/23	100,000	108,453
Province of British Columbia Canada (Canada) 2.000% due 10/23/22	100,000	103,279
Province of Manitoba Canada (Canada) 2.125% due 05/04/22	250,000	256,331
Province of New Brunswick Canada (Canada) 3.625% due 02/24/28	50,000	58,884
Province of Ontario Canada (Canada) 1.050% due 05/21/27	200,000	202,471
1.750% due 01/24/23	300,000	309,079
2.000% due 10/02/29	100,000	107,094
2.300% due 06/15/26	250,000	272,630
2.550% due 04/25/22	300,000	309,041
Province of Quebec Canada (Canada) 0.600% due 07/23/25	100,000	100,471
1.350% due 05/28/30	50,000	50,721
2.500% due 04/09/24	65,000	69,611
2.750% due 04/12/27	350,000	391,735
7.500% due 07/15/23	100,000	117,846
7.500% due 09/15/29	75,000	113,511
Republic of Italy Government (Italy) 2.875% due 10/17/29	200,000	211,066
4.000% due 10/17/49	200,000	221,220
6.875% due 09/27/23	150,000	174,385
Republic of Poland Government (Poland) 3.000% due 03/17/23	150,000	158,768
4.000% due 01/22/24	150,000	166,277
State of Israel (Israel) 3.375% due 01/15/50	200,000	221,880
The Korea Development Bank (South Korea) 2.000% due 09/12/26	200,000	214,391
3.375% due 03/12/23	200,000	213,027
Uruguay Government (Uruguay) 4.125% due 11/20/45	143,467	179,692
4.375% due 10/27/27	200,000	237,212
5.100% due 06/18/50	200,000	280,859

Total Foreign Government Bonds & Notes (Cost $16,941,239)		18,705,050

MUNICIPAL BONDS - 0.7%

American Municipal Power Inc OH ‘B’ 6.449% due 02/15/44	25,000	37,049
8.084% due 02/15/50	300,000	564,030
Bay Area Toll Authority CA 6.263% due 04/01/49	25,000	43,133
7.043% due 04/01/50	50,000	91,675

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
California State University 2.975% due 11/01/51	$50,000	$53,498
Central Puget Sound Regional Transit Authority 5.491% due 11/01/39	25,000	36,755
Chicago O’Hare International Airport 4.472% due 01/01/49	50,000	61,838
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	144,731
City of Atlanta GA Water & Wastewater Revenue 2.257% due 11/01/35	100,000	105,102
City of Chicago IL ‘B’ 7.750% due 01/01/42	42,000	53,789
City of Houston TX 3.961% due 03/01/47	50,000	61,857
City of New York NY 5.517% due 10/01/37	40,000	56,468
City of San Antonio TX Electric & Gas Systems Revenue 2.905% due 02/01/48	60,000	63,291
Commonwealth of Massachusetts 4.910% due 05/01/29	100,000	128,494
5.456% due 12/01/39	25,000	36,891
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	125,000	207,527
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	50,691
JobsOhio Beverage System 2.833% due 01/01/38	10,000	10,800
Los Angeles Unified School District CA 6.758% due 07/01/34	100,000	150,551
Massachusetts School Building Authority 2.950% due 05/15/43	50,000	51,969
3.395% due 10/15/40	20,000	21,531
Metropolitan Transportation Authority NY 5.871% due 11/15/39	25,000	30,714
6.668% due 11/15/39	55,000	72,015
Municipal Electric Authority of Georgia 6.637% due 04/01/57	25,000	38,073
6.655% due 04/01/57	98,000	151,688
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	161,369
New Jersey Turnpike Authority ‘A’ 7.102% due 01/01/41	100,000	163,483
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	40,856
New York City Water & Sewer System 5.952% due 06/15/42	50,000	78,706
6.011% due 06/15/42	10,000	15,913
New York State Urban Development Corp 5.770% due 03/15/39	25,000	32,173
New York State Urban Development Corp ‘B’ 3.900% due 03/15/33	50,000	57,478
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	75,000	113,820
Permanent University Fund - University of Texas System 3.376% due 07/01/47	185,000	223,299
Port Authority of New York & New Jersey 4.031% due 09/01/48	50,000	60,974
4.229% due 10/15/57	30,000	38,278
4.458% due 10/01/62	100,000	133,309
5.647% due 11/01/40	150,000	215,392

	Principal Amount	Value
Rutgers The State University of New Jersey 3.915% due 05/01/19	$15,000	$17,079
Sales Tax Securitization Corp 4.787% due 01/01/48	50,000	62,647
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	80,762
State Board of Administration Finance Corp 2.154% due 07/01/30	100,000	105,312
State Dormitory Authority 3.142% due 07/01/43	100,000	105,472
State of California 3.500% due 04/01/28	100,000	116,755
7.300% due 10/01/39	100,000	165,245
7.500% due 04/01/34	50,000	83,413
7.600% due 11/01/40	270,000	488,997
7.625% due 03/01/40	40,000	69,502
State of California Department of Water Resources Power Supply Revenue 2.000% due 05/01/22	25,000	25,581
State of Connecticut ‘D’ 5.090% due 10/01/30	50,000	60,895
State of Illinois 6.725% due 04/01/35	400,000	462,188
State of Texas 5.517% due 04/01/39	100,000	148,871
State of Utah 4.554% due 07/01/24	10,000	10,812
State of Wisconsin 3.154% due 05/01/27	250,000	283,192
Texas Transportation Commission 2.562% due 04/01/42	350,000	356,828
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	32,260
University of California 3.063% due 07/01/25	50,000	55,173
4.767% due 05/15/15	75,000	105,552
4.858% due 05/15/12	100,000	143,924

Total Municipal Bonds (Cost $5,332,540)		6,639,670

	Shares

SHORT-TERM INVESTMENT - 2.7%

Money Market Fund - 2.7%

BlackRock Liquidity Funds T-Fund Portfolio Institutional 0.000%	26,627,779	26,627,779

Total Short-Term Investment (Cost $26,627,779)		26,627,779

TOTAL INVESTMENTS - 102.2% (Cost $953,302,043)		1,017,297,039

OTHER ASSETS & LIABILITIES, NET - (2.2%)		(22,181,967)

NET ASSETS - 100.0%		$995,115,072

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	36.8%
Corporate Bonds & Notes	29.3%
Mortgage-Backed Securities	29.0%
Others (each less than 3.0%)	7.1%

	102.2%
Other Assets & Liabilities, Net	(2.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$291,733,952	$-	$291,733,952	$-
	Mortgage-Backed Securities	288,543,760	-	288,543,760	-
	Asset-Backed Securities	2,656,547	-	2,656,547	-
	U.S. Government Agency Issues	15,995,317	-	15,995,317	-
	U.S. Treasury Obligations	366,394,964	-	366,394,964	-
	Foreign Government Bonds & Notes	18,705,050	-	18,705,050	-
	Municipal Bonds	6,639,670	-	6,639,670	-
	Short-Term Investment	26,627,779	26,627,779	-	-

	Total	$1,017,297,039	$26,627,779	$990,669,260	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 0.0%

Energy - 0.0%

EP Energy Corp * (United Kingdom)	1,815	$72,600
Pioneer Energy Services Corp * Ω ±	164	324

		72,924

Total Common Stocks (Cost $190,121)		72,924

	Principal Amount

CORPORATE BONDS & NOTES - 97.8%

Basic Materials - 5.1%

Alcoa Nederland Holding BV 5.500% due 12/15/27 ~	$215,000	235,537
6.125% due 05/15/28 ~	250,000	273,594
6.750% due 09/30/24 ~	200,000	208,685
Allegheny Technologies Inc 5.875% due 12/01/27	200,000	210,875
7.875% due 08/15/23	150,000	164,542
ArcelorMittal SA (Luxembourg) 4.550% due 03/11/26	200,000	224,763
7.250% due 10/15/39	600,000	842,851
Arconic Corp 6.000% due 05/15/25 ~	190,000	203,181
6.125% due 02/15/28 ~	66,000	71,280
Ashland LLC 4.750% due 08/15/22	34,000	35,679
6.875% due 05/15/43	128,000	170,790
Atotech Alpha 3 BV (United Kingdom) 6.250% due 02/01/25 ~	142,000	145,195
Baffinland Iron Mines Corp (Canada) 8.750% due 07/15/26 ~	125,000	135,602
Big River Steel LLC 6.625% due 01/31/29 ~	130,000	140,644
Blue Cube Spinco LLC 9.750% due 10/15/23	11,000	11,308
10.000% due 10/15/25	235,000	249,100
Carpenter Technology Corp 6.375% due 07/15/28	125,000	138,002
CF Industries Inc 3.450% due 06/01/23	255,000	266,156
4.950% due 06/01/43	39,000	47,946
5.150% due 03/15/34	400,000	492,448
5.375% due 03/15/44	225,000	285,217
Clearwater Paper Corp 4.750% due 08/15/28 ~	250,000	259,219
5.375% due 02/01/25 ~	50,000	54,344
Cleveland-Cliffs Inc 4.875% due 01/15/24 ~	100,000	102,063
5.750% due 03/01/25	100,000	101,688
5.875% due 06/01/27	300,000	306,261
6.250% due 10/01/40	100,000	91,056
6.750% due 03/15/26 ~	137,000	148,131
9.875% due 10/17/25 ~	250,000	294,375
Coeur Mining Inc 5.875% due 06/01/24	50,000	50,557
Commercial Metals Co 4.875% due 05/15/23	100,000	105,614
5.375% due 07/15/27	100,000	105,500
5.750% due 04/15/26	100,000	103,547
Compass Minerals International Inc 4.875% due 07/15/24 ~	50,000	52,057
6.750% due 12/01/27 ~	135,000	146,584
Consolidated Energy Finance SA (Switzerland) 6.500% due 05/15/26 ~	150,000	150,375

	Principal Amount	Value
Constellium SE 5.625% due 06/15/28 ~	$250,000	$269,844
5.750% due 05/15/24 ~	50,000	51,203
6.625% due 03/01/25 ~	250,000	255,781
Cornerstone Chemical Co 6.750% due 08/15/24 ~	150,000	132,547
CVR Partners LP 9.250% due 06/15/23 ~	100,000	100,229
Element Solutions Inc 3.875% due 09/01/28 ~	210,000	216,431
Eurochem Finance DAC (Switzerland) 5.500% due 03/13/24 ~	200,000	220,770
FMG Resources Pty Ltd (Australia) 4.500% due 09/15/27 ~	136,000	151,324
4.750% due 05/15/22 ~	75,000	77,297
5.125% due 03/15/23 ~	415,000	439,381
5.125% due 05/15/24 ~	90,000	97,819
Freeport-McMoRan Inc 4.125% due 03/01/28	250,000	262,656
4.250% due 03/01/30	200,000	215,688
4.375% due 08/01/28	170,000	180,944
4.550% due 11/14/24	100,000	109,437
4.625% due 08/01/30	233,000	256,131
5.000% due 09/01/27	738,000	784,878
5.400% due 11/14/34	170,000	213,031
5.450% due 03/15/43	600,000	748,116
GCP Applied Technologies Inc 5.500% due 04/15/26 ~	100,000	103,356
HB Fuller Co 4.250% due 10/15/28	225,000	231,047
Hecla Mining Co 7.250% due 02/15/28	100,000	109,375
Hexion Inc 7.875% due 07/15/27 ~	150,000	160,781
Illuminate Buyer LLC 9.000% due 07/01/28 ~	200,000	220,250
INEOS Group Holdings SA (Luxembourg) 5.625% due 08/01/24 ~	200,000	203,373
Ingevity Corp 3.875% due 11/01/28 ~	115,000	116,078
4.500% due 02/01/26 ~	100,000	102,231
Innophos Holdings Inc 9.375% due 02/15/28 ~	125,000	137,266
Joseph T Ryerson & Son Inc 8.500% due 08/01/28 ~	108,000	122,512
Kaiser Aluminum Corp 4.625% due 03/01/28 ~	114,000	118,468
Kraton Polymers LLC 4.250% due 12/15/25 ~	200,000	204,270
7.000% due 04/15/25 ~	350,000	368,725
Mercer International Inc (Germany) 5.500% due 01/15/26	150,000	153,000
7.375% due 01/15/25	200,000	208,503
Methanex Corp (Canada) 5.125% due 10/15/27	125,000	136,016
5.250% due 12/15/29	550,000	597,077
5.650% due 12/01/44	50,000	53,719
Mineral Resources Ltd (Australia) 8.125% due 05/01/27 ~	213,000	236,164
Minerals Technologies Inc 5.000% due 07/01/28 ~	200,000	209,780
Neon Holdings Inc 10.125% due 04/01/26 ~	125,000	137,187
New Gold Inc (Canada) 6.375% due 05/15/25 ~	67,000	70,141
7.500% due 07/15/27 ~	165,000	182,841
Nouryon Holding BV (Netherlands) 8.000% due 10/01/26 ~	150,000	159,656
Novelis Corp 4.750% due 01/30/30 ~	510,000	550,412
5.875% due 09/30/26 ~	575,000	601,594
Nufarm Australia Ltd (Australia) 5.750% due 04/30/26 ~	150,000	154,659

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
OCI NV (Netherlands) 4.625% due 10/15/25 ~	$200,000	$207,875
5.250% due 11/01/24 ~	200,000	208,125
Olin Corp 5.000% due 02/01/30	50,000	53,366
5.125% due 09/15/27	410,000	429,430
5.625% due 08/01/29	289,000	314,289
9.500% due 06/01/25 ~	195,000	243,906
Perenti Finance Pty Ltd (Australia) 6.500% due 10/07/25 ~	200,000	213,206
PQ Corp 5.750% due 12/15/25 ~	100,000	102,813
Rain CII Carbon LLC 7.250% due 04/01/25 ~	166,000	169,007
Rayonier AM Products Inc 5.500% due 06/01/24 ~	281,000	245,172
7.625% due 01/15/26 ~	110,000	114,840
Resolute Forest Products Inc 5.875% due 05/15/23	200,000	200,229
Schweitzer-Mauduit International Inc 6.875% due 10/01/26 ~	75,000	79,767
SPCM SA (France) 4.875% due 09/15/25 ~	80,000	82,600
The Chemours Co 5.375% due 05/15/27	94,000	100,286
5.750% due 11/15/28 ~	245,000	250,359
7.000% due 05/15/25	380,000	394,277
TPC Group Inc 10.500% due 08/01/24 ~	273,000	225,766
Trinseo Materials Operating SCA 5.375% due 09/01/25 ~	175,000	179,047
Tronox Finance PLC 5.750% due 10/01/25 ~	150,000	156,000
Tronox Inc 6.500% due 05/01/25 ~	50,000	53,563
6.500% due 04/15/26 ~	150,000	156,375
United States Steel Corp 6.250% due 03/15/26	440,000	403,425
6.875% due 08/15/25	71,000	67,938
12.000% due 06/01/25 ~	300,000	346,953
Valvoline Inc due 06/15/31 # ~	95,000	97,827
4.250% due 02/15/30 ~	120,000	127,380
4.375% due 08/15/25	150,000	154,990
Venator Finance SARL 9.500% due 07/01/25 ~	250,000	273,750
WR Grace & Co-Conn 4.875% due 06/15/27 ~	90,000	95,559
5.625% due 10/01/24 ~	100,000	108,239

		22,913,113

Communications - 16.7%

Advantage Sales & Marketing Inc 6.500% due 11/15/28 ~	233,000	246,834
Altice Financing SA (Luxembourg) 5.000% due 01/15/28 ~	700,000	718,165
7.500% due 05/15/26 ~	500,000	528,275
Altice France Holding SA (Luxembourg) 6.000% due 02/15/28 ~	200,000	202,917
10.500% due 05/15/27 ~	405,000	455,372
Altice France SA (France) 5.125% due 01/15/29 ~	350,000	362,906
5.500% due 01/15/28 ~	700,000	732,732
7.375% due 05/01/26 ~	1,517,000	1,598,539
8.125% due 02/01/27 ~	400,000	441,462
AMC Networks Inc 4.750% due 12/15/22	79,000	79,275
4.750% due 08/01/25	250,000	258,551
5.000% due 04/01/24	400,000	407,000
ANGI Group LLC 3.875% due 08/15/28 ~	83,000	84,628

	Principal Amount	Value
Arches Buyer Inc 4.250% due 06/01/28 ~	$200,000	$202,915
6.125% due 12/01/28 ~	150,000	155,186
Avaya Inc 6.125% due 09/15/28 ~	143,000	153,029
Block Communications Inc 4.875% due 03/01/28 ~	250,000	258,086
C&W Senior Financing DAC (Ireland) 6.875% due 09/15/27 ~	325,000	351,445
7.500% due 10/15/26 ~	200,000	213,355
Cable One Inc 4.000% due 11/15/30 ~	110,000	114,469
Cablevision Lightpath LLC 3.875% due 09/15/27 ~	200,000	201,500
5.625% due 09/15/28 ~	300,000	314,438
Cars.com Inc 6.375% due 11/01/28 ~	350,000	372,389
CCO Holdings LLC 4.000% due 03/01/23 ~	143,000	144,162
4.250% due 02/01/31 ~	845,000	891,568
4.500% due 08/15/30 ~	926,000	983,880
4.500% due 05/01/32 ~	379,000	405,140
4.750% due 03/01/30 ~	1,239,000	1,338,430
5.000% due 02/01/28 ~	766,000	810,811
5.125% due 05/01/27 ~	975,000	1,035,962
5.375% due 06/01/29 ~	289,000	317,146
5.500% due 05/01/26 ~	450,000	466,945
5.750% due 02/15/26 ~	665,000	687,011
5.875% due 05/01/27 ~	100,000	103,975
Cengage Learning Inc 9.500% due 06/15/24 ~	161,000	150,837
CenturyLink Inc 4.000% due 02/15/27 ~	345,000	356,685
4.500% due 01/15/29 ~	150,000	152,906
5.125% due 12/15/26 ~	169,000	178,703
5.800% due 03/15/22	225,000	234,984
7.500% due 04/01/24	950,000	1,077,062
7.600% due 09/15/39	350,000	426,027
7.650% due 03/15/42	100,000	121,313
Cincinnati Bell Inc 7.000% due 07/15/24 ~	250,000	260,779
8.000% due 10/15/25 ~	150,000	160,219
Clear Channel International BV 6.625% due 08/01/25 ~	200,000	211,750
Clear Channel Worldwide Holdings Inc 5.125% due 08/15/27 ~	365,000	369,106
9.250% due 02/15/24	553,000	561,353
CommScope Inc 5.500% due 03/01/24 ~	395,000	407,784
6.000% due 03/01/26 ~	230,000	242,630
7.125% due 07/01/28 ~	69,000	73,603
8.250% due 03/01/27 ~	790,000	844,316
CommScope Technologies LLC 5.000% due 03/15/27 ~	150,000	148,781
6.000% due 06/15/25 ~	313,000	320,465
Connect Finco SARL (United Kingdom) 6.750% due 10/01/26 ~	627,000	676,263
Consolidated Communications Inc 6.500% due 10/01/28 ~	102,000	109,293
CSC Holdings LLC 3.375% due 02/15/31 ~	700,000	687,750
4.125% due 12/01/30 ~	200,000	209,320
4.625% due 12/01/30 ~	475,000	496,439
5.250% due 06/01/24	504,000	546,475
5.375% due 02/01/28 ~	350,000	374,500
5.500% due 05/15/26 ~	1,050,000	1,093,312
5.500% due 04/15/27 ~	200,000	212,200
5.750% due 01/15/30 ~	554,000	608,018
5.875% due 09/15/22	200,000	212,125
6.500% due 02/01/29 ~	300,000	339,277
6.750% due 11/15/21	100,000	104,688
7.500% due 04/01/28 ~	200,000	225,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Cumulus Media New Holdings Inc 6.750% due 07/01/26 ~	$50,000	$51,207
Diamond Sports Group LLC 5.375% due 08/15/26 ~	897,000	730,494
6.625% due 08/15/27 ~	520,000	315,250
DISH DBS Corp 5.000% due 03/15/23	750,000	775,312
5.875% due 07/15/22	300,000	313,800
5.875% due 11/15/24	365,000	383,250
7.375% due 07/01/28	330,000	351,862
7.750% due 07/01/26	618,000	692,620
DKT Finance ApS (Denmark) 9.375% due 06/17/23 ~	250,000	259,360
EIG Investors Corp 10.875% due 02/01/24	50,000	51,881
Embarq Corp 7.995% due 06/01/36	600,000	741,195
Entercom Media Corp 6.500% due 05/01/27 ~	150,000	152,972
7.250% due 11/01/24 ~	100,000	99,938
Frontier Communications Corp 5.000% due 05/01/28 ~	475,000	496,078
5.875% due 10/15/27 ~	360,000	389,925
6.750% due 05/01/29 ~	150,000	160,781
GCI LLC 4.750% due 10/15/28 ~	80,000	85,474
Getty Images Inc 9.750% due 03/01/27 ~	100,000	106,856
Go Daddy Operating Co LLC 5.250% due 12/01/27 ~	197,000	207,712
Gogo Intermediate Holdings LLC 9.875% due 05/01/24 ~	311,000	333,583
Gray Television Inc 4.750% due 10/15/30 ~	230,000	233,881
5.875% due 07/15/26 ~	75,000	78,609
7.000% due 05/15/27 ~	340,000	372,725
Grubhub Holdings Inc 5.500% due 07/01/27 ~	59,000	61,950
GTT Communications Inc 7.875% due 12/31/24 ~	150,000	60,563
Hughes Satellite Systems Corp 5.250% due 08/01/26	275,000	304,510
6.625% due 08/01/26	165,000	187,280
7.625% due 06/15/21	295,000	302,744
iHeartCommunications Inc 4.750% due 01/15/28 ~	82,000	84,599
5.250% due 08/15/27 ~	291,000	305,314
6.375% due 05/01/26	200,000	214,375
8.375% due 05/01/27	400,000	427,670
Intelsat Jackson Holdings SA (Luxembourg) 9.500% due 09/30/22 Y ~	50,000	55,801
Intrado Corp 8.500% due 10/15/25 ~	371,000	359,499
Koninklijke KPN NV (Netherlands) 7.000% due 03/28/73 ~	200,000	210,750
Lamar Media Corp 3.750% due 02/15/28	75,000	77,218
4.000% due 02/15/30	42,000	43,654
4.875% due 01/15/29	200,000	213,000
5.750% due 02/01/26	330,000	340,898
LCPR Senior Secured Financing DAC 6.750% due 10/15/27 ~	350,000	377,125
Level 3 Financing Inc 3.625% due 01/15/29 ~	540,000	539,662
4.250% due 07/01/28 ~	175,000	179,988
4.625% due 09/15/27 ~	400,000	418,492
5.250% due 03/15/26	100,000	103,455
5.375% due 01/15/24	291,000	294,331
5.375% due 05/01/25	80,000	82,426
Liberty Interactive LLC 8.250% due 02/01/30	300,000	336,937
Logan Merger Sub Inc 5.500% due 09/01/27 ~	263,000	275,821

	Principal Amount	Value
Match Group Holdings II LLC 4.125% due 08/01/30 ~	$150,000	$155,883
4.625% due 06/01/28 ~	135,000	141,750
5.000% due 12/15/27 ~	100,000	106,640
5.625% due 02/15/29 ~	100,000	109,250
McGraw-Hill Global Education Holdings LLC 7.875% due 05/15/24 ~	100,000	91,365
MDC Partners Inc 6.500% due 05/01/24 ~	250,000	253,815
Meredith Corp 6.500% due 07/01/25 ~	200,000	212,625
6.875% due 02/01/26	375,000	366,328
Midcontinent Communications 5.375% due 08/15/27 ~	100,000	104,856
Netflix Inc 3.625% due 06/15/25 ~	110,000	117,988
4.375% due 11/15/26	705,000	782,991
4.875% due 04/15/28	200,000	225,866
4.875% due 06/15/30 ~	216,000	248,805
5.375% due 11/15/29 ~	422,000	497,960
5.500% due 02/15/22	350,000	366,844
5.875% due 02/15/25	225,000	259,284
5.875% due 11/15/28	480,000	576,257
6.375% due 05/15/29	80,000	98,900
Nexstar Broadcasting Inc 4.750% due 11/01/28 ~	135,000	141,497
5.625% due 07/15/27 ~	438,000	469,893
Nokia OYJ (Finland) 3.375% due 06/12/22	120,000	124,163
4.375% due 06/12/27	320,000	349,601
6.625% due 05/15/39	50,000	64,120
NortonLifeLock Inc 5.000% due 04/15/25 ~	590,000	603,275
Outfront Media Capital LLC 4.625% due 03/15/30 ~	268,000	274,268
5.000% due 08/15/27 ~	115,000	117,207
6.250% due 06/15/25 ~	100,000	105,688
Photo Holdings Merger Sub Inc 8.500% due 10/01/26 ~	250,000	265,195
Plantronics Inc 5.500% due 05/31/23 ~	176,000	176,988
QualityTech LP 3.875% due 10/01/28 ~	115,000	117,444
Quebecor Media Inc (Canada) 5.750% due 01/15/23	300,000	324,750
Qwest Corp 7.250% due 09/15/25	35,000	41,475
Radiate Holdco LLC 4.500% due 09/15/26 ~	99,000	102,341
6.500% due 09/15/28 ~	210,000	220,894
Scripps Escrow II Inc 3.875% due 01/15/29 ~	175,000	182,765
5.375% due 01/15/31 ~	100,000	105,348
Scripps Escrow Inc 5.875% due 07/15/27 ~	150,000	156,893
Sinclair Television Group Inc 4.125% due 12/01/30 ~	170,000	174,421
5.500% due 03/01/30 ~	200,000	208,838
5.875% due 03/15/26 ~	150,000	154,761
Sirius XM Radio Inc 3.875% due 08/01/22 ~	241,000	244,916
4.125% due 07/01/30 ~	675,000	719,297
4.625% due 07/15/24 ~	120,000	124,500
5.000% due 08/01/27 ~	160,000	170,236
5.375% due 07/15/26 ~	371,000	387,695
5.500% due 07/01/29 ~	560,000	617,225
Sprint Capital Corp 6.875% due 11/15/28	500,000	660,177
8.750% due 03/15/32	600,000	950,625
Sprint Communications Inc 6.000% due 11/15/22	400,000	433,500
11.500% due 11/15/21	200,000	217,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Sprint Corp 7.125% due 06/15/24	$1,700,000	$1,990,105
7.625% due 02/15/25	250,000	299,428
7.625% due 03/01/26	300,000	372,813
7.875% due 09/15/23	805,000	933,035
Switch Ltd 3.750% due 09/15/28 ~	120,000	122,025
T-Mobile USA Inc 4.000% due 04/15/22	100,000	103,437
4.500% due 02/01/26	445,000	455,773
4.750% due 02/01/28	495,000	532,689
5.125% due 04/15/25	30,000	30,811
6.000% due 03/01/23	365,000	365,912
6.000% due 04/15/24	700,000	709,457
6.500% due 01/15/26	280,000	290,150
TEGNA Inc 4.625% due 03/15/28 ~	385,000	394,384
4.750% due 03/15/26 ~	141,000	150,736
5.000% due 09/15/29	504,000	532,908
5.500% due 09/15/24 ~	126,000	128,245
Telecom Italia Capital SA (Italy) 6.000% due 09/30/34	200,000	244,118
6.375% due 11/15/33	700,000	862,620
7.200% due 07/18/36	350,000	473,312
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	250,000	272,256
Telenet Finance Luxembourg Notes SARL (Belgium) 5.500% due 03/01/28 ~	200,000	213,950
Telesat Canada (Canada) 4.875% due 06/01/27 ~	150,000	155,719
6.500% due 10/15/27 ~	134,000	140,218
Terrier Media Buyer Inc 8.875% due 12/15/27 ~	244,000	269,468
The EW Scripps Co 5.125% due 05/15/25 ~	250,000	255,653
Townsquare Media Inc due 02/01/26 # ~	200,000	210,055
6.500% due 04/01/23 ~	45,000	45,956
Trilogy International Partners LLC (New Zealand) 8.875% due 05/01/22 ~	100,000	96,727
TripAdvisor Inc 7.000% due 07/15/25 ~	285,000	308,334
Twitter Inc 3.875% due 12/15/27 ~	167,000	178,064
Uber Technologies Inc 6.250% due 01/15/28 ~	75,000	81,656
7.500% due 05/15/25 ~	200,000	216,302
7.500% due 09/15/27 ~	232,000	255,490
8.000% due 11/01/26 ~	700,000	763,437
United States Cellular Corp 6.700% due 12/15/33	100,000	130,041
Univision Communications Inc 5.125% due 02/15/25 ~	499,000	503,678
6.625% due 06/01/27 ~	255,000	274,323
9.500% due 05/01/25 ~	150,000	167,625
UPC Holding BV (Netherlands) 5.500% due 01/15/28 ~	200,000	211,375
Urban One Inc 8.750% due 12/15/22 ~	100,000	97,250
VEON Holdings BV (Netherlands) 3.375% due 11/25/27 ~	471,000	484,475
4.000% due 04/09/25 ~	200,000	212,035
7.250% due 04/26/23 ~	200,000	221,844
VeriSign Inc 4.625% due 05/01/23	75,000	75,797
4.750% due 07/15/27	95,000	102,097
5.250% due 04/01/25	200,000	227,625
ViacomCBS Inc 5.875% due 02/28/57	53,000	55,087
6.250% due 02/28/57	292,000	328,462

	Principal Amount	Value
ViaSat Inc 5.625% due 09/15/25 ~	$148,000	$151,559
5.625% due 04/15/27 ~	220,000	231,413
Videotron Ltd (Canada) 5.000% due 07/15/22	200,000	210,627
5.125% due 04/15/27 ~	200,000	212,750
5.375% due 06/15/24 ~	100,000	110,562
Virgin Media Finance PLC (United Kingdom) 5.000% due 07/15/30 ~	305,000	316,819
Virgin Media Secured Finance PLC (United Kingdom) 4.500% due 08/15/30 ~	200,000	209,200
5.500% due 08/15/26 ~	100,000	104,063
5.500% due 05/15/29 ~	400,000	434,136
Virgin Media Vendor Financing Notes IV DAC (Ireland) 5.000% due 07/15/28 ~	200,000	208,200
Vmed O2 UK Financing I PLC (United Kingdom) 4.250% due 01/31/31 ~	500,000	512,070
Vodafone Group PLC (United Kingdom) 7.000% due 04/04/79	600,000	747,159
Windstream Escrow LLC 7.750% due 08/15/28 ~	396,000	399,514
Zayo Group Holdings Inc 4.000% due 03/01/27 ~	500,000	501,902
6.125% due 03/01/28 ~	165,000	174,771
Ziggo Bond Co BV (Netherlands) 5.125% due 02/28/30 ~	200,000	211,310
6.000% due 01/15/27 ~	200,000	211,729
Ziggo BV (Netherlands) 4.875% due 01/15/30 ~	200,000	210,625
5.500% due 01/15/27 ~	494,000	516,524

		76,022,149

Consumer, Cyclical - 19.9%

99 Escrow Issuer Inc 7.500% due 01/15/26 ~	113,000	112,576
Abercrombie & Fitch Management Co 8.750% due 07/15/25 ~	225,000	250,453
Academy Ltd 6.000% due 11/15/27 ~	200,000	210,000
Adient Global Holdings Ltd 4.875% due 08/15/26 ~	200,000	205,750
Adient US LLC 7.000% due 05/15/26 ~	287,000	312,643
9.000% due 04/15/25 ~	30,000	33,488
Affinity Gaming 6.875% due 12/15/27 ~	265,000	277,919
Air Canada (Canada) 7.750% due 04/15/21 ~	150,000	150,937
Allen Media LLC 10.500% due 02/15/28 ~	200,000	207,969
Allison Transmission Inc 3.750% due 01/30/31 ~	105,000	107,625
4.750% due 10/01/27 ~	250,000	262,500
5.875% due 06/01/29 ~	46,000	51,008
AMC Entertainment Holdings Inc 10.000% Cash or 12.000% PIK (or) 5.000% Cash and 6.000% PIK due 06/15/26 ~	349,030	79,404
10.500% due 04/15/25 ~	160,000	113,900
American Airlines Group Inc 3.750% due 03/01/25 ~	150,000	116,250
5.000% due 06/01/22 ~	264,000	237,834
American Airlines Inc 11.750% due 07/15/25 ~	850,000	981,537
American Airlines Pass-Through Trust ‘A’ 3.375% due 11/01/28	726,940	684,067
4.950% due 07/15/24	223,510	213,257

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
American Axle & Manufacturing Inc 6.250% due 04/01/25	$400,000	$414,500
6.250% due 03/15/26	75,000	77,719
6.500% due 04/01/27	65,000	68,494
6.875% due 07/01/28	150,000	161,913
American Builders & Contractors Supply Co Inc 4.000% due 01/15/28 ~	129,000	133,733
5.875% due 05/15/26 ~	80,000	83,050
Aramark Services Inc 5.000% due 04/01/25 ~	100,000	103,150
5.000% due 02/01/28 ~	600,000	633,000
6.375% due 05/01/25 ~	310,000	331,700
Arrow Bidco LLC 9.500% due 03/15/24 ~	125,000	110,143
Asbury Automotive Group Inc 4.500% due 03/01/28	150,000	157,125
4.750% due 03/01/30	218,000	234,077
Ashton Woods USA LLC 6.625% due 01/15/28 ~	250,000	263,750
Aston Martin Capital Holdings Ltd (United Kingdom) 10.500% due 11/30/25 ~	400,000	440,322
Avient Corp 5.250% due 03/15/23	91,000	97,881
5.750% due 05/15/25 ~	90,000	95,738
Bally’s Corp 6.750% due 06/01/27 ~	70,000	75,206
Banijay Entertainment SASU (France) 5.375% due 03/01/25 ~	200,000	207,924
BCD Acquisition Inc 9.625% due 09/15/23 ~	280,000	287,350
Beacon Roofing Supply Inc 4.500% due 11/15/26 ~	150,000	157,266
4.875% due 11/01/25 ~	227,000	232,803
Beazer Homes USA Inc 6.750% due 03/15/25	250,000	261,211
7.250% due 10/15/29	100,000	113,066
Bed Bath & Beyond Inc 4.915% due 08/01/34	78,000	69,610
5.165% due 08/01/44	79,000	68,088
Boyd Gaming Corp 4.750% due 12/01/27	326,000	339,304
6.000% due 08/15/26	165,000	171,600
6.375% due 04/01/26	400,000	416,080
8.625% due 06/01/25 ~	150,000	167,016
Boyne USA Inc 7.250% due 05/01/25 ~	50,000	52,594
Brinker International Inc 3.875% due 05/15/23	200,000	200,875
5.000% due 10/01/24 ~	100,000	104,615
Brookfield Residential Properties Inc (Canada) 4.875% due 02/15/30 ~	65,000	67,255
6.250% due 09/15/27 ~	263,000	280,259
6.375% due 05/15/25 ~	78,000	80,527
Caesars Entertainment Inc 6.250% due 07/01/25 ~	1,150,000	1,226,193
8.125% due 07/01/27 ~	438,000	485,447
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	524,000	530,238
5.750% due 07/01/25 ~	414,000	439,183
Caleres Inc 6.250% due 08/15/23	59,000	59,443
Carnival Corp 7.625% due 03/01/26 ~	420,000	458,373
9.875% due 08/01/27 ~	280,000	322,525
10.500% due 02/01/26 ~	245,000	285,731
11.500% due 04/01/23 ~	1,075,000	1,244,608
Carvana Co 5.625% due 10/01/25 ~	165,000	169,537
5.875% due 10/01/28 ~	125,000	129,949

	Principal Amount	Value
CD&R Smokey Buyer Inc 6.750% due 07/15/25 ~	$100,000	$107,000
Cedar Fair LP 5.250% due 07/15/29	55,000	56,718
5.375% due 06/01/24	200,000	201,000
5.375% due 04/15/27	80,000	81,950
5.500% due 05/01/25 ~	350,000	365,312
6.500% due 10/01/28 ~	100,000	108,628
Century Communities Inc 5.875% due 07/15/25	150,000	156,547
6.750% due 06/01/27	148,000	158,450
Churchill Downs Inc 4.750% due 01/15/28 ~	81,000	85,440
5.500% due 04/01/27 ~	230,000	244,045
Cinemark USA Inc 4.875% due 06/01/23	425,000	404,547
5.125% due 12/15/22	15,000	14,728
8.750% due 05/01/25 ~	120,000	130,125
Cirsa Finance International SARL (Spain) 7.875% due 12/20/23 ~	200,000	202,000
Clarios Global LP 6.250% due 05/15/26 ~	311,000	333,936
6.750% due 05/15/25 ~	50,000	53,954
8.500% due 05/15/27 ~	562,000	611,489
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	100,000	93,365
Core & Main Holding LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	100,000	102,552
Core & Main LP 6.125% due 08/15/25 ~	185,000	191,591
Dana Financing Luxembourg SARL 5.750% due 04/15/25 ~	100,000	104,063
Dana Inc 5.375% due 11/15/27	188,000	199,632
5.500% due 12/15/24	200,000	204,375
5.625% due 06/15/28	100,000	107,837
Dave & Buster’s Inc 7.625% due 11/01/25 ~	175,000	184,625
Dealer Tire LLC 8.000% due 02/01/28 ~	285,000	300,981
Delphi Technologies PLC 5.000% due 10/01/25 ~	205,000	233,572
Delta Air Lines Inc 2.900% due 10/28/24	250,000	246,792
3.625% due 03/15/22	300,000	308,719
3.750% due 10/28/29	175,000	169,724
3.800% due 04/19/23	150,000	154,084
4.375% due 04/19/28	150,000	151,011
7.375% due 01/15/26	90,000	102,873
Diamond Resorts International Inc 7.750% due 09/01/23 ~	155,000	159,601
10.750% due 09/01/24 ~	125,000	125,793
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	100,000	101,865
eG Global Finance PLC (United Kingdom) 6.750% due 02/07/25 ~	200,000	206,300
8.500% due 10/30/25 ~	200,000	212,300
Empire Communities Corp (Canada) 7.000% due 12/15/25 ~	200,000	211,272
Ferrellgas LP 6.500% due 05/01/21	100,000	97,113
6.750% due 06/15/23	350,000	339,901
10.000% due 04/15/25 ~	195,000	215,820
Fiat Chrysler Automobiles NV (United Kingdom) 5.250% due 04/15/23	450,000	483,187
FirstCash Inc 4.625% due 09/01/28 ~	150,000	154,969

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Ford Motor Co 4.346% due 12/08/26	$300,000	$319,932
4.750% due 01/15/43	700,000	714,875
7.450% due 07/16/31	500,000	642,187
8.500% due 04/21/23	100,000	112,918
9.000% due 04/22/25	500,000	615,067
9.625% due 04/22/30	90,000	127,157
Ford Motor Credit Co LLC 2.979% due 08/03/22	200,000	203,590
3.087% due 01/09/23	450,000	458,694
3.096% due 05/04/23	200,000	202,312
3.219% due 01/09/22	200,000	202,355
3.339% due 03/28/22	200,000	202,250
3.350% due 11/01/22	200,000	203,772
3.370% due 11/17/23	200,000	204,208
3.375% due 11/13/25	200,000	205,062
3.664% due 09/08/24	225,000	231,306
3.810% due 01/09/24	225,000	230,906
3.815% due 11/02/27	400,000	411,750
4.000% due 11/13/30	200,000	210,636
4.063% due 11/01/24	200,000	210,364
4.125% due 08/17/27	200,000	209,750
4.134% due 08/04/25	200,000	210,125
4.140% due 02/15/23	200,000	206,500
4.250% due 09/20/22	225,000	232,605
4.271% due 01/09/27	200,000	210,000
4.375% due 08/06/23	275,000	286,000
4.389% due 01/08/26	250,000	262,772
4.687% due 06/09/25	350,000	373,844
5.113% due 05/03/29	275,000	306,611
5.584% due 03/18/24	200,000	216,000
5.596% due 01/07/22	200,000	207,236
Forestar Group Inc 5.000% due 03/01/28 ~	150,000	155,227
8.000% due 04/15/24 ~	145,000	153,141
G-III Apparel Group Ltd 7.875% due 08/15/25 ~	300,000	328,125
GC EOS Buyer Inc 9.250% due 08/01/25 ~	400,000	433,000
Golden Nugget Inc 6.750% due 10/15/24 ~	460,000	457,272
8.750% due 10/01/25 ~	110,000	113,988
Group 1 Automotive Inc 4.000% due 08/15/28 ~	140,000	144,484
Guitar Center Inc 8.500% due 01/15/26 ~	200,000	208,375
H&E Equipment Services Inc 3.875% due 12/15/28 ~	135,000	136,185
Hanesbrands Inc 4.625% due 05/15/24 ~	161,000	168,949
4.875% due 05/15/26 ~	380,000	413,250
5.375% due 05/15/25 ~	195,000	206,558
Hilton Domestic Operating Co Inc 3.750% due 05/01/29 ~	190,000	198,467
4.000% due 05/01/31 ~	190,000	200,827
4.875% due 01/15/30	125,000	136,797
5.125% due 05/01/26	665,000	688,275
5.375% due 05/01/25 ~	50,000	53,175
5.750% due 05/01/28 ~	365,000	397,622
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	100,000	105,115
Hilton Worldwide Finance LLC 4.875% due 04/01/27	115,000	121,934
IAA Inc 5.500% due 06/15/27 ~	159,000	168,838
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	200,000	207,750
6.375% Cash or 7.125% PIK due 05/15/29 ~	200,000	220,712
Interface Inc 5.500% due 12/01/28 ~	350,000	369,031

	Principal Amount	Value
International Game Technology PLC 5.250% due 01/15/29 ~	$400,000	$431,642
6.250% due 02/15/22 ~	230,000	237,904
6.500% due 02/15/25 ~	600,000	672,312
IRB Holding Corp 7.000% due 06/15/25 ~	250,000	273,569
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	100,000	102,740
Jaguar Land Rover Automotive PLC (United Kingdom) 4.500% due 10/01/27 ~	325,000	303,194
5.875% due 01/15/28 ~	200,000	202,315
7.750% due 10/15/25 ~	200,000	215,875
JB Poindexter & Co Inc 7.125% due 04/15/26 ~	119,000	126,140
KAR Auction Services Inc 5.125% due 06/01/25 ~	330,000	339,992
KB Home 4.800% due 11/15/29	75,000	82,453
6.875% due 06/15/27	75,000	88,125
7.000% due 12/15/21	100,000	103,688
7.500% due 09/15/22	100,000	109,602
7.625% due 05/15/23	215,000	238,112
Ken Garff Automotive LLC 4.875% due 09/15/28 ~	300,000	312,562
KFC Holding Co 4.750% due 06/01/27 ~	100,000	105,892
5.250% due 06/01/26 ~	492,000	511,372
L Brands Inc 5.250% due 02/01/28	270,000	281,981
6.625% due 10/01/30 ~	103,000	114,781
6.694% due 01/15/27	195,000	215,597
6.750% due 07/01/36	90,000	100,440
6.875% due 07/01/25 ~	240,000	260,950
6.875% due 11/01/35	150,000	168,656
6.950% due 03/01/33	265,000	275,653
7.500% due 06/15/29	175,000	194,983
9.375% due 07/01/25 ~	40,000	49,250
LBM Acquisition LLC 6.250% due 01/15/29 ~	65,000	67,743
Levi Strauss & Co 5.000% due 05/01/25	180,000	184,725
LGI Homes Inc 6.875% due 07/15/26 ~	75,000	78,938
Lions Gate Capital Holdings LLC 5.875% due 11/01/24 ~	190,000	193,543
6.375% due 02/01/24 ~	160,000	164,498
Lithia Motors Inc 4.375% due 01/15/31 ~	150,000	161,156
4.625% due 12/15/27 ~	150,000	158,531
Live Nation Entertainment Inc due 01/15/28 # ~	160,000	162,064
4.750% due 10/15/27 ~	317,000	325,917
4.875% due 11/01/24 ~	50,000	50,700
5.625% due 03/15/26 ~	81,000	83,147
6.500% due 05/15/27 ~	225,000	251,955
LTF Merger Sub Inc 8.500% due 06/15/23 ~	150,000	145,125
M/I Homes Inc 4.950% due 02/01/28	150,000	159,251
Macy’s Inc 8.375% due 06/15/25 ~	360,000	400,176
Macy’s Retail Holdings Inc 2.875% due 02/15/23	125,000	120,313
3.625% due 06/01/24	275,000	262,185
3.875% due 01/15/22	200,000	199,500
4.500% due 12/15/34	225,000	173,448
Marriott Ownership Resorts Inc 4.750% due 01/15/28	150,000	152,784
6.125% due 09/15/25 ~	65,000	69,388
6.500% due 09/15/26	245,000	256,446

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Mattamy Group Corp (Canada) 4.625% due 03/01/30 ~	$170,000	$180,492
5.250% due 12/15/27 ~	82,000	86,971
Mattel Inc 3.150% due 03/15/23	395,000	400,390
5.875% due 12/15/27 ~	116,000	129,122
6.200% due 10/01/40	134,000	157,021
6.750% due 12/31/25 ~	397,000	419,419
MDC Holdings Inc 3.850% due 01/15/30	150,000	167,052
5.500% due 01/15/24	100,000	109,865
6.000% due 01/15/43	150,000	201,363
Melco Resorts Finance Ltd (Hong Kong) 4.875% due 06/06/25 ~	285,000	294,405
5.625% due 07/17/27 ~	600,000	633,015
5.750% due 07/21/28 ~	400,000	426,700
Meritage Homes Corp 5.125% due 06/06/27	200,000	224,212
Meritor Inc 4.500% due 12/15/28 ~	175,000	179,703
6.250% due 02/15/24	39,000	39,898
6.250% due 06/01/25 ~	175,000	189,437
MGM China Holdings Ltd (Macau) 5.375% due 05/15/24 ~	200,000	207,021
5.875% due 05/15/26 ~	200,000	211,856
MGM Resorts International 4.625% due 09/01/26	115,000	121,909
4.750% due 10/15/28	110,000	118,112
5.500% due 04/15/27	335,000	373,828
5.750% due 06/15/25	230,000	254,731
6.000% due 03/15/23	500,000	537,500
6.750% due 05/01/25	230,000	249,314
Michael Kors USA Inc 4.500% due 11/01/24 ~	200,000	208,500
Michaels Stores Inc 4.750% due 10/01/27 ~	200,000	205,300
8.000% due 07/15/27 ~	155,000	166,887
Mohegan Gaming & Entertainment 7.875% due 10/15/24 ~	155,000	162,169
Motion Bondco DAC (United Kingdom) 6.625% due 11/15/27 ~	200,000	209,750
Murphy Oil USA Inc 4.750% due 09/15/29	99,000	105,540
5.625% due 05/01/27	100,000	106,106
Navistar International Corp 6.625% due 11/01/25 ~	326,000	341,941
9.500% due 05/01/25 ~	65,000	73,084
NCL Corp Ltd 3.625% due 12/15/24 ~	193,000	183,712
5.875% due 03/15/26 ~	310,000	327,244
10.250% due 02/01/26 ~	130,000	152,425
12.250% due 05/15/24 ~	50,000	60,063
New Red Finance Inc (Canada) 3.500% due 02/15/29 ~	125,000	125,078
3.875% due 01/15/28 ~	98,000	99,692
4.000% due 10/15/30 ~	1,158,000	1,175,845
4.250% due 05/15/24 ~	266,000	271,586
4.375% due 01/15/28 ~	214,000	220,782
5.750% due 04/15/25 ~	50,000	53,579
Newell Brands Inc 4.350% due 04/01/23	192,000	201,627
4.700% due 04/01/26	685,000	755,507
4.875% due 06/01/25	165,000	181,756
5.875% due 04/01/36	130,000	158,275
6.000% due 04/01/46	200,000	255,750
Nordstrom Inc 4.000% due 10/15/21	175,000	177,051
4.000% due 03/15/27	350,000	347,651
4.375% due 04/01/30	51,000	50,333
5.000% due 01/15/44	350,000	328,630
Peninsula Pacific Entertainment LLC 8.500% due 11/15/27 ~	265,000	284,047

	Principal Amount	Value
Penn National Gaming Inc 5.625% due 01/15/27 ~	$100,000	$104,510
Penske Automotive Group Inc 3.500% due 09/01/25	139,000	141,432
5.500% due 05/15/26	315,000	327,797
Performance Food Group Inc 5.500% due 06/01/24 ~	50,000	50,375
5.500% due 10/15/27 ~	295,000	311,765
PetSmart Inc 5.875% due 06/01/25 ~	618,000	636,154
7.125% due 03/15/23 ~	617,000	617,555
8.875% due 06/01/25 ~	75,000	77,126
Picasso Finance Sub Inc 6.125% due 06/15/25 ~	130,000	139,288
PM General Purchaser LLC 9.500% due 10/01/28 ~	30,000	33,263
Powdr Corp 6.000% due 08/01/25 ~	125,000	132,031
QVC Inc 4.375% due 03/15/23	150,000	157,810
4.375% due 09/01/28	225,000	233,556
4.450% due 02/15/25	125,000	133,787
4.750% due 02/15/27	175,000	188,016
4.850% due 04/01/24	100,000	108,125
5.450% due 08/15/34	300,000	312,750
Resideo Funding Inc 6.125% due 11/01/26 ~	90,000	94,950
Rite Aid Corp 7.500% due 07/01/25 ~	330,000	345,023
8.000% due 11/15/26 ~	248,000	265,556
Royal Caribbean Cruises Ltd 3.700% due 03/15/28	175,000	155,447
5.250% due 11/15/22	219,000	220,281
9.125% due 06/15/23 ~	532,000	577,885
10.875% due 06/01/23 ~	300,000	341,926
11.500% due 06/01/25 ~	560,000	655,368
Sally Holdings LLC 5.625% due 12/01/25	265,000	272,685
Scientific Games International Inc 5.000% due 10/15/25 ~	155,000	160,137
7.000% due 05/15/28 ~	224,000	241,226
7.250% due 11/15/29 ~	156,000	171,474
8.250% due 03/15/26 ~	600,000	647,583
8.625% due 07/01/25 ~	90,000	98,663
SeaWorld Parks & Entertainment Inc 9.500% due 08/01/25 ~	109,000	118,538
Shea Homes LP 4.750% due 02/15/28 ~	200,000	207,375
4.750% due 04/01/29 ~	150,000	154,500
Silversea Cruise Finance Ltd 7.250% due 02/01/25 ~	200,000	207,375
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	400,000	401,808
5.500% due 04/15/27 ~	100,000	102,875
Six Flags Theme Parks Inc 7.000% due 07/01/25 ~	235,000	254,241
Specialty Building Products Holdings LLC 6.375% due 09/30/26 ~	65,000	68,964
Spirit Loyalty Cayman Ltd 8.000% due 09/20/25 ~	50,000	56,250
SRS Distribution Inc 8.250% due 07/01/26 ~	100,000	106,500
Staples Inc 7.500% due 04/15/26 ~	600,000	627,564
10.750% due 04/15/27 ~	297,000	295,886
Stars Group Holdings BV (Canada) 7.000% due 07/15/26 ~	423,000	446,001
Station Casinos LLC 4.500% due 02/15/28 ~	190,000	191,781
5.000% due 10/01/25 ~	134,000	135,799

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Studio City Finance Ltd (Macau) 6.000% due 07/15/25 ~	$200,000	$211,600
6.500% due 01/15/28 ~	200,000	214,970
7.250% due 02/11/24 ~	200,000	209,329
Suburban Propane Partners LP 5.500% due 06/01/24	50,000	51,218
5.875% due 03/01/27	300,000	314,437
Taylor Morrison Communities Inc 5.125% due 08/01/30 ~	145,000	162,672
5.625% due 03/01/24 ~	100,000	107,625
5.750% due 01/15/28 ~	100,000	113,563
5.875% due 04/15/23 ~	250,000	265,911
5.875% due 06/15/27 ~	144,000	163,526
6.625% due 07/15/27 ~	100,000	108,450
Tempur Sealy International Inc 5.500% due 06/15/26	214,000	222,977
Tenneco Inc 5.000% due 07/15/26	180,000	165,937
5.375% due 12/15/24	25,000	24,202
7.875% due 01/15/29 ~	15,000	16,870
Tesla Inc 5.300% due 08/15/25 ~	544,000	567,800
The Enterprise Development Authority 12.000% due 07/15/24 ~	80,000	90,300
The Gap Inc 8.375% due 05/15/23 ~	65,000	73,775
8.625% due 05/15/25 ~	510,000	569,553
8.875% due 05/15/27 ~	135,000	156,769
The Goodyear Tire & Rubber Co 4.875% due 03/15/27	135,000	138,291
5.000% due 05/31/26	180,000	184,354
5.125% due 11/15/23	615,000	616,537
9.500% due 05/31/25	145,000	164,075
The New Home Co Inc 7.250% due 10/15/25 ~	250,000	257,372
The Scotts Miracle-Gro Co 4.500% due 10/15/29	200,000	216,131
5.250% due 12/15/26	100,000	105,856
The William Carter Co 5.500% due 05/15/25 ~	155,000	164,898
5.625% due 03/15/27 ~	214,000	225,636
Titan International Inc 6.500% due 11/30/23	50,000	46,432
Toll Brothers Finance Corp 3.800% due 11/01/29	100,000	108,250
4.350% due 02/15/28	400,000	445,424
4.375% due 04/15/23	200,000	212,750
5.875% due 02/15/22	100,000	104,250
TRI Pointe Group Inc 5.250% due 06/01/27	100,000	109,106
5.700% due 06/15/28	150,000	169,725
5.875% due 06/15/24	200,000	218,925
Under Armour Inc 3.250% due 06/15/26	200,000	201,625
United Airlines Holdings Inc 4.250% due 10/01/22	100,000	100,625
4.875% due 01/15/25	150,000	147,889
5.000% due 02/01/24	200,000	198,875
Univar Solutions USA Inc 5.125% due 12/01/27 ~	204,000	215,820
Universal Entertainment Corp (Japan) 8.500% due 12/11/24 ~	200,000	212,500
US Airways 2013-1 Class A Pass-Through Trust 3.950% due 05/15/27	116,116	107,808
Vail Resorts Inc 6.250% due 05/15/25 ~	235,000	251,156
Viking Cruises Ltd 5.875% due 09/15/27 ~	434,000	425,257
13.000% due 05/15/25 ~	50,000	59,844
Vista Outdoor Inc 5.875% due 10/01/23	100,000	101,365

	Principal Amount	Value
VOC Escrow Ltd 5.000% due 02/15/28 ~	$160,000	$159,170
Wabash National Corp 5.500% due 10/01/25 ~	75,000	76,773
White Cap Buyer LLC 6.875% due 10/15/28 ~	170,000	181,581
Williams Scotsman International Inc 4.625% due 08/15/28 ~	100,000	103,688
Winnebago Industries Inc 6.250% due 07/15/28 ~	200,000	215,375
WMG Acquisition Corp 3.000% due 02/15/31 ~	221,000	217,347
3.875% due 07/15/30 ~	200,000	212,875
5.500% due 04/15/26 ~	200,000	207,212
Wolverine Escrow LLC 8.500% due 11/15/24 ~	230,000	219,858
9.000% due 11/15/26 ~	225,000	213,396
13.125% due 11/15/27 ~	150,000	121,125
Wolverine World Wide Inc 5.000% due 09/01/26 ~	100,000	102,313
6.375% due 05/15/25 ~	350,000	374,281
Wyndham Destinations Inc 4.250% due 03/01/22	200,000	205,000
4.625% due 03/01/30 ~	150,000	158,883
5.650% due 04/01/24	300,000	325,093
6.000% due 04/01/27	150,000	168,469
6.625% due 07/31/26 ~	217,000	248,736
Wyndham Hotels & Resorts Inc 4.375% due 08/15/28 ~	106,000	110,338
5.375% due 04/15/26 ~	185,000	191,822
Wynn Las Vegas LLC 4.250% due 05/30/23 ~	150,000	152,464
5.250% due 05/15/27 ~	70,000	72,284
5.500% due 03/01/25 ~	700,000	732,669
Wynn Macau Ltd (Macau) 5.125% due 12/15/29 ~	390,000	398,980
5.500% due 10/01/27 ~	400,000	415,920
5.625% due 08/26/28 ~	500,000	524,965
Wynn Resorts Finance LLC 5.125% due 10/01/29 ~	210,000	220,237
7.750% due 04/15/25 ~	70,000	75,948
Yum! Brands Inc 3.625% due 03/15/31	225,000	227,718
3.750% due 11/01/21	200,000	202,725
5.350% due 11/01/43	100,000	114,000
6.875% due 11/15/37	100,000	128,929
7.750% due 04/01/25 ~	50,000	55,438
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	400,000	412,380
4.750% due 04/29/25 ~	150,000	161,829

		90,622,596

Consumer, Non-Cyclical - 16.6%

Acadia Healthcare Co Inc 5.000% due 04/15/29 ~	225,000	240,750
5.500% due 07/01/28 ~	265,000	285,120
5.625% due 02/15/23	215,000	216,075
6.500% due 03/01/24	100,000	102,490
ACCO Brands Corp 5.250% due 12/15/24 ~	200,000	206,229
ACE Cash Express Inc 12.000% due 12/15/22 ~	90,000	76,050
AdaptHealth LLC due 08/01/29 # ~	190,000	195,462
6.125% due 08/01/28 ~	250,000	269,062
Ahern Rentals Inc 7.375% due 05/15/23 ~	175,000	128,297
Air Methods Corp 8.000% due 05/15/25 ~	130,000	110,324
Akumin Inc 7.000% due 11/01/25 ~	175,000	184,406

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Albertsons Cos Inc 3.250% due 03/15/26 ~	$103,000	$104,674
3.500% due 02/15/23 ~	87,000	89,262
3.500% due 03/15/29 ~	263,000	266,024
4.625% due 01/15/27 ~	375,000	399,302
4.875% due 02/15/30 ~	378,000	416,889
5.750% due 03/15/25	456,000	471,342
5.875% due 02/15/28 ~	177,000	192,909
7.500% due 03/15/26 ~	125,000	140,116
Algeco Global Finance PLC (United Kingdom) 8.000% due 02/15/23 ~	145,000	148,170
Allied Universal Holdco LLC 6.625% due 07/15/26 ~	522,000	557,261
9.750% due 07/15/27 ~	297,000	324,247
AMN Healthcare Inc 4.000% due 04/15/29 ~	150,000	153,750
4.625% due 10/01/27 ~	217,000	227,730
Aptim Corp 7.750% due 06/15/25 ~	150,000	116,609
APX Group Inc 6.750% due 02/15/27 ~	440,000	473,550
7.625% due 09/01/23	100,000	103,938
7.875% due 12/01/22	269,000	270,177
ASGN Inc 4.625% due 05/15/28 ~	79,000	82,294
Avantor Funding Inc 4.625% due 07/15/28 ~	150,000	158,813
Avis Budget Car Rental LLC 5.750% due 07/15/27 ~	425,000	433,421
6.375% due 04/01/24 ~	100,000	102,188
10.500% due 05/15/25 ~	200,000	236,375
Avon Products Inc (United Kingdom) 7.000% due 03/15/23	200,000	216,615
B&G Foods Inc 5.250% due 04/01/25	408,000	421,668
5.250% due 09/15/27	107,000	113,863
Bausch Health Americas Inc 8.500% due 01/31/27 ~	145,000	161,470
9.250% due 04/01/26 ~	385,000	429,775
Bausch Health Cos Inc 5.000% due 01/30/28 ~	240,000	247,630
5.000% due 02/15/29 ~	150,000	154,511
5.250% due 01/30/30 ~	500,000	524,310
5.250% due 02/15/31 ~	75,000	78,495
5.500% due 11/01/25 ~	246,000	255,173
5.750% due 08/15/27 ~	140,000	150,413
6.125% due 04/15/25 ~	800,000	825,328
6.250% due 02/15/29 ~	450,000	489,460
7.000% due 03/15/24 ~	1,355,000	1,395,311
7.000% due 01/15/28 ~	388,000	427,145
7.250% due 05/30/29 ~	98,000	110,328
9.000% due 12/15/25 ~	539,000	597,188
C&S Group Enterprises LLC 5.000% due 12/15/28 ~	300,000	299,604
Capitol Investment Merger Sub 2 LLC 10.000% due 08/01/24 ~	125,000	137,190
Cardtronics Inc 5.500% due 05/01/25 ~	100,000	103,740
Carriage Services Inc 6.625% due 06/01/26 ~	225,000	241,270
Catalent Pharma Solutions Inc 4.875% due 01/15/26 ~	175,000	179,123
5.000% due 07/15/27 ~	115,000	121,650
Centene Corp 3.000% due 10/15/30	305,000	323,651
3.375% due 02/15/30	696,000	733,344
4.250% due 12/15/27	1,065,000	1,131,365
4.625% due 12/15/29	1,106,000	1,229,325
4.750% due 01/15/25	761,000	781,913
5.375% due 06/01/26 ~	300,000	316,788
5.375% due 08/15/26 ~	140,000	148,225

	Principal Amount	Value
Central Garden & Pet Co 4.125% due 10/15/30	$335,000	$349,866
5.125% due 02/01/28	100,000	106,700
Charles River Laboratories International Inc 4.250% due 05/01/28 ~	192,000	201,444
5.500% due 04/01/26 ~	100,000	104,928
Chobani LLC 4.625% due 11/15/28 ~	350,000	356,125
CHS 5.625% due 03/15/27 ~	105,000	113,033
6.000% due 01/15/29 ~	300,000	324,453
6.625% due 02/15/25 ~	1,310,000	1,381,205
6.875% due 02/01/22	100,000	99,813
6.875% due 04/01/28 ~	459,000	369,906
8.000% due 03/15/26 ~	250,000	269,625
8.000% due 12/15/27 ~	189,000	205,537
8.125% due 06/30/24 ~	378,000	392,175
8.625% due 01/15/24 ~	530,000	553,519
9.875% due 06/30/23 ~	300,000	316,468
Cimpress PLC (Ireland) 7.000% due 06/15/26 ~	300,000	316,443
Cooke Omega Investments Inc (Canada) 8.500% due 12/15/22 ~	50,000	51,551
Coty Inc 6.500% due 04/15/26 ~	75,000	73,044
Darling Ingredients Inc 5.250% due 04/15/27 ~	99,000	105,452
DaVita Inc 3.750% due 02/15/31 ~	454,000	461,825
4.625% due 06/01/30 ~	440,000	466,675
Del Monte Foods Inc 11.875% due 05/15/25 ~	210,000	238,744
Dole Food Co Inc 7.250% due 06/15/25 ~	50,000	51,182
Edgewell Personal Care Co 4.700% due 05/24/22	200,000	208,605
5.500% due 06/01/28 ~	100,000	107,609
Elanco Animal Health Inc 4.912% due 08/27/21	35,000	35,853
5.272% due 08/28/23	395,000	432,278
5.900% due 08/28/28	130,000	153,806
Emergent BioSolutions Inc 3.875% due 08/15/28 ~	150,000	155,606
Encompass Health Corp 4.500% due 02/01/28	149,000	155,957
4.625% due 04/01/31	110,000	117,838
4.750% due 02/01/30	156,000	167,379
5.125% due 03/15/23	100,000	100,511
5.750% due 09/15/25	100,000	103,500
Endo Dac 6.000% due 06/30/28 ~	366,000	311,466
9.500% due 07/31/27 ~	275,000	307,484
FAGE International SA (Luxembourg) 5.625% due 08/15/26 ~	100,000	102,856
Garda World Security Corp (Canada) 4.625% due 02/15/27 ~	395,000	399,937
9.500% due 11/01/27 ~	78,000	86,517
Gartner Inc
3.750% due 10/01/30 ~	97,000	101,971
4.500% due 07/01/28 ~	150,000	158,438
Global Medical Response Inc 6.500% due 10/01/25 ~	150,000	156,938
Graham Holdings Co 5.750% due 06/01/26 ~	100,000	105,356
H-Food Holdings LLC 8.500% due 06/01/26 ~	100,000	104,903

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
HCA Inc 3.500% due 09/01/30	$1,050,000	$1,115,998
5.375% due 02/01/25	640,000	720,650
5.375% due 09/01/26	300,000	345,382
5.625% due 09/01/28	425,000	502,786
5.875% due 05/01/23	350,000	385,072
5.875% due 02/15/26	300,000	345,375
5.875% due 02/01/29	275,000	331,844
7.050% due 12/01/27	170,000	206,179
7.690% due 06/15/25	150,000	180,547
8.360% due 04/15/24	100,000	117,500
Herbalife Nutrition Ltd 7.875% due 09/01/25 ~	170,000	185,937
Herc Holdings Inc 5.500% due 07/15/27 ~	330,000	350,419
Hill-Rom Holdings Inc 4.375% due 09/15/27 ~	66,000	69,890
5.000% due 02/15/25 ~	125,000	128,828
HLF Financing SARL LLC 7.250% due 08/15/26 ~	65,000	69,063
Hologic Inc 3.250% due 02/15/29 ~	209,000	213,049
4.625% due 02/01/28 ~	100,000	106,438
Horizon Therapeutics USA Inc 5.500% due 08/01/27 ~	200,000	215,102
Ingles Markets Inc 5.750% due 06/15/23	84,000	85,102
IQVIA Inc 5.000% due 10/15/26 ~	300,000	314,812
5.000% due 05/15/27 ~	200,000	212,998
Jaguar Holding Co II 4.625% due 06/15/25 ~	35,000	36,968
5.000% due 06/15/28 ~	55,000	58,781
JBS Investments II GmbH 5.750% due 01/15/28 ~	200,000	214,377
7.000% due 01/15/26 ~	450,000	486,427
JBS USA LUX SA 5.500% due 01/15/30 ~	421,000	484,259
5.750% due 06/15/25 ~	262,000	271,170
6.500% due 04/15/29 ~	298,000	347,647
6.750% due 02/15/28 ~	285,000	320,559
Korn Ferry 4.625% due 12/15/27 ~	150,000	156,563
Kraft Heinz Foods Co 3.000% due 06/01/26	2,500,000	2,611,948
3.750% due 04/01/30 ~	750,000	801,784
4.250% due 03/01/31 ~	135,000	150,574
4.375% due 06/01/46	3,250,000	3,516,463
4.625% due 01/30/29	25,000	28,612
4.625% due 10/01/39 ~	162,000	181,231
5.500% due 06/01/50 ~	200,000	252,566
6.875% due 01/26/39	150,000	208,095
Kronos Acquisition Holdings Inc (Canada) 5.000% due 12/31/26 ~	25,000	26,125
7.000% due 12/31/27 ~	55,000	57,689
9.000% due 08/15/23 ~	360,000	368,910
Lamb Weston Holdings Inc 4.625% due 11/01/24 ~	230,000	240,350
4.875% due 11/01/26 ~	375,000	392,691
4.875% due 05/15/28 ~	83,000	92,804
Land O’Lakes Capital Trust 7.450% due 03/15/28 ~	43,000	49,074
Laureate Education Inc 8.250% due 05/01/25 ~	170,000	180,519
Legacy LifePoint Health LLC 4.375% due 02/15/27 ~	230,000	234,025
6.750% due 04/15/25 ~	180,000	193,736
LifePoint Health Inc 5.375% due 01/15/29 ~	65,000	65,036
Magellan Health Inc 4.900% due 09/22/24	150,000	158,422

	Principal Amount	Value
Mallinckrodt International Finance SA 5.750% due 08/01/22 Y ~	$110,000	$38,500
10.000% due 04/15/25 Y ~	187,000	164,560
MEDNAX Inc 5.250% due 12/01/23 ~	165,000	167,112
6.250% due 01/15/27 ~	350,000	375,805
Molina Healthcare Inc 3.875% due 11/15/30 ~	120,000	129,000
4.375% due 06/15/28 ~	150,000	158,025
5.375% due 11/15/22	250,000	265,156
MPH Acquisition Holdings LLC 5.750% due 11/01/28 ~	380,000	371,925
Nathan’s Famous Inc 6.625% due 11/01/25 ~	25,000	25,781
Nielsen Finance LLC 5.000% due 04/15/22 ~	240,000	240,871
5.625% due 10/01/28 ~	220,000	239,453
5.875% due 10/01/30 ~	100,000	113,313
Ortho-Clinical Diagnostics Inc 7.375% due 06/01/25 ~	525,000	560,109
P&L Development LLC 7.750% due 11/15/25 ~	150,000	161,625
Par Pharmaceutical Inc 7.500% due 04/01/27 ~	819,000	889,688
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	496,000	509,814
5.875% due 09/30/27 ~	152,000	165,051
Post Holdings Inc 4.625% due 04/15/30 ~	314,000	330,708
5.000% due 08/15/26 ~	659,000	681,561
5.500% due 12/15/29 ~	325,000	355,071
5.625% due 01/15/28 ~	108,000	115,223
5.750% due 03/01/27 ~	205,000	217,428
Prestige Brands Inc 5.125% due 01/15/28 ~	133,000	142,061
6.375% due 03/01/24 ~	205,000	209,869
Prime Healthcare Services Inc 7.250% due 11/01/25 ~	107,000	113,869
Prime Security Services Borrower LLC 3.375% due 08/31/27 ~	170,000	168,938
5.250% due 04/15/24 ~	226,000	241,537
5.750% due 04/15/26 ~	246,000	269,677
6.250% due 01/15/28 ~	685,000	736,375
Primo Water Holdings Inc (Canada) 5.500% due 04/01/25 ~	220,000	227,425
Quorum Health Corp 11.625% due 04/15/23 * Y Ω	9,000	830
Radiology Partners Inc 9.250% due 02/01/28 ~	55,000	62,029
Refinitiv US Holdings Inc 6.250% due 05/15/26 ~	215,000	229,916
8.250% due 11/15/26 ~	630,000	688,275
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	500,000	552,187
Revlon Consumer Products Corp 6.250% due 08/01/24	150,000	52,875
Ritchie Bros Auctioneers Inc (Canada) 5.375% due 01/15/25 ~	220,000	226,847
RP Escrow Issuer LLC 5.250% due 12/15/25 ~	175,000	183,255
Sabre GLBL Inc
5.250% due 11/15/23 ~	280,000	284,200
7.375% due 09/01/25 ~	518,000	562,807
9.250% due 04/15/25 ~	50,000	59,563
Safeway Inc 7.250% due 02/01/31	150,000	176,159
SEG Holding LLC 5.625% due 10/15/28 ~	200,000	211,500
Select Medical Corp 6.250% due 08/15/26 ~	424,000	457,267

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Service Corp International 3.375% due 08/15/30	$426,000	$443,928
4.625% due 12/15/27	53,000	56,544
5.125% due 06/01/29	206,000	228,493
Shift4 Payments LLC 4.625% due 11/01/26 ~	300,000	312,750
Sigma Holdco BV (Netherlands) 7.875% due 05/15/26 ~	200,000	205,463
Simmons Foods Inc 5.750% due 11/01/24 ~	274,000	280,507
7.750% due 01/15/24 ~	50,000	52,245
Sotheby’s 7.375% due 10/15/27 ~	200,000	214,588
Spectrum Brands Inc 5.000% due 10/01/29 ~	86,000	92,570
5.750% due 07/15/25	449,000	464,199
Surgery Center Holdings Inc 10.000% due 04/15/27 ~	290,000	320,994
Syneos Health Inc 3.625% due 01/15/29 ~	150,000	150,696
Team Health Holdings Inc 6.375% due 02/01/25 ~	200,000	173,000
Teleflex Inc 4.250% due 06/01/28 ~	95,000	100,819
4.625% due 11/15/27	156,000	168,016
4.875% due 06/01/26	150,000	156,728
Tenet Healthcare Corp 4.625% due 07/15/24	590,000	605,352
4.625% due 09/01/24 ~	87,000	89,909
4.625% due 06/15/28 ~	65,000	68,209
4.875% due 01/01/26 ~	545,000	570,806
5.125% due 05/01/25	300,000	306,222
5.125% due 11/01/27 ~	526,000	558,217
6.125% due 10/01/28 ~	655,000	684,822
6.250% due 02/01/27 ~	530,000	562,539
6.750% due 06/15/23	778,000	837,750
7.000% due 08/01/25	395,000	409,032
7.500% due 04/01/25 ~	50,000	54,696
The ADT Security Corp 3.500% due 07/15/22	650,000	668,281
4.875% due 07/15/32 ~	200,000	216,250
The Brink’s Co 4.625% due 10/15/27 ~	197,000	206,234
5.500% due 07/15/25 ~	150,000	160,406
The Fresh Market Inc 9.750% due 05/01/23 ~	200,000	206,419
The Nielsen Co Luxembourg SARL 5.000% due 02/01/25 ~	200,000	205,625
The Providence Service Corp 5.875% due 11/15/25 ~	72,000	76,275
TreeHouse Foods Inc 4.000% due 09/01/28	115,000	119,169
6.000% due 02/15/24 ~	215,000	219,591
United Natural Foods Inc 6.750% due 10/15/28 ~	65,000	68,086
United Rentals North America Inc 3.875% due 11/15/27	127,000	133,191
3.875% due 02/15/31	500,000	525,462
4.000% due 07/15/30	125,000	131,719
4.875% due 01/15/28	715,000	762,369
5.250% due 01/15/30	142,000	157,886
5.500% due 05/15/27	260,000	279,012
5.875% due 09/15/26	170,000	180,169
US Foods Inc 5.875% due 06/15/24 ~	316,000	320,937
6.250% due 04/15/25 ~	120,000	128,410
US Renal Care Inc 10.625% due 07/15/27 ~	175,000	193,812
Vector Group Ltd 6.125% due 02/01/25 ~	210,000	213,915
10.500% due 11/01/26 ~	173,000	186,948
Verscend Escrow Corp 9.750% due 08/15/26 ~	325,000	352,828

	Principal Amount	Value
West Street Merger Sub Inc 6.375% due 09/01/25 ~	$207,000	$212,563
WEX Inc 4.750% due 02/01/23 ~	500,000	502,447
WW International Inc 8.625% due 12/01/25 ~	75,000	78,216

		75,512,628

Diversified - 0.1%

Stena AB (Sweden) 7.000% due 02/01/24 ~	100,000	99,865
Stena International SA (Sweden) 5.750% due 03/01/24 ~	200,000	201,237
6.125% due 02/01/25 ~	146,000	144,540
VistaJet Malta Finance PLC (Switzerland) 10.500% due 06/01/24 ~	139,000	142,822

		588,464

Energy - 12.9%

AI Candelaria Spain SLU (Spain) 7.500% due 12/15/28 ~	250,000	291,877
Aker BP ASA (Norway) 5.875% due 03/31/25 ~	150,000	155,403
Alliance Resource Operating Partners LP 7.500% due 05/01/25 ~	100,000	85,500
American Midstream Partners LP 9.500% due 12/15/21 ~	75,000	74,709
Antero Midstream Partners LP 5.375% due 09/15/24	200,000	195,500
5.750% due 03/01/27 ~	200,000	196,875
5.750% due 01/15/28 ~	197,000	189,632
7.875% due 05/15/26 ~	165,000	170,788
Antero Resources Corp due 07/15/26 # ~	104,000	106,412
5.000% due 03/01/25	150,000	142,781
5.125% due 12/01/22	500,000	499,450
5.625% due 06/01/23	100,000	98,125
Apache Corp 4.250% due 01/15/30	250,000	262,969
4.375% due 10/15/28	208,000	216,836
4.625% due 11/15/25	130,000	136,663
4.750% due 04/15/43	750,000	779,055
4.875% due 11/15/27	215,000	228,222
5.100% due 09/01/40	712,000	764,955
Archrock Partners LP 6.250% due 04/01/28 ~	180,000	187,823
6.875% due 04/01/27 ~	156,000	168,285
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	80,000	76,720
8.250% due 12/31/28 ~	165,000	165,000
9.000% due 11/01/27 ~	175,000	195,125
Baytex Energy Corp (Canada) 5.625% due 06/01/24 ~	120,000	82,988
8.750% due 04/01/27 ~	185,000	117,938
Berry Petroleum Co LLC 7.000% due 02/15/26 ~	125,000	106,695
Blue Racer Midstream LLC 6.625% due 07/15/26 ~	50,000	50,500
7.625% due 12/15/25 ~	245,000	261,537
Buckeye Partners LP 3.950% due 12/01/26	175,000	177,712
4.125% due 03/01/25 ~	127,000	128,746
4.150% due 07/01/23	150,000	154,594
4.500% due 03/01/28 ~	105,000	108,347
5.850% due 11/15/43	250,000	246,406
6.375% due 01/22/78	200,000	150,859
Callon Petroleum Co 6.125% due 10/01/24	200,000	115,500
6.250% due 04/15/23	187,000	119,213

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Calumet Specialty Products Partners LP 7.750% due 04/15/23	$250,000	$244,661
9.250% due 07/15/24 ~	162,000	181,440
11.000% due 04/15/25 ~	133,000	134,661
Cenovus Energy Inc (Canada) 3.000% due 08/15/22	200,000	204,413
3.800% due 09/15/23	50,000	51,957
5.375% due 07/15/25	285,000	321,512
6.750% due 11/15/39	875,000	1,156,868
ChampionX Corp 6.375% due 05/01/26	100,000	101,356
Cheniere Energy Inc 4.625% due 10/15/28 ~	265,000	278,581
Cheniere Energy Partners LP 4.500% due 10/01/29	494,000	523,279
5.250% due 10/01/25	467,000	479,726
5.625% due 10/01/26	395,000	412,459
CNX Midstream Partners LP 6.500% due 03/15/26 ~	100,000	102,000
CNX Resources Corp 6.000% due 01/15/29 ~	250,000	256,590
7.250% due 03/14/27 ~	250,000	267,817
Comstock Resources Inc 7.500% due 05/15/25 ~	381,000	386,715
9.750% due 08/15/26	350,000	375,861
CONSOL Energy Inc 11.000% due 11/15/25 ~	100,000	74,125
Continental Resources Inc 3.800% due 06/01/24	350,000	361,156
4.375% due 01/15/28	300,000	306,537
4.500% due 04/15/23	81,000	83,667
4.900% due 06/01/44	225,000	221,484
5.750% due 01/15/31 ~	200,000	222,371
Crestwood Midstream Partners LP 5.625% due 05/01/27 ~	140,000	138,863
5.750% due 04/01/25	85,000	86,700
6.250% due 04/01/23	300,000	301,312
CrownRock LP 5.625% due 10/15/25 ~	344,000	351,525
CSI Compressco LP 7.500% due 04/01/25 ~	200,000	189,729
CVR Energy Inc 5.250% due 02/15/25 ~	210,000	203,044
5.750% due 02/15/28 ~	125,000	118,750
DCP Midstream Operating LP 3.875% due 03/15/23	150,000	154,875
5.125% due 05/15/29	74,000	82,200
5.375% due 07/15/25	200,000	220,139
5.600% due 04/01/44	100,000	103,552
5.625% due 07/15/27	235,000	261,085
5.850% due 05/21/43 ~	100,000	86,430
6.450% due 11/03/36 ~	403,000	432,941
6.750% due 09/15/37 ~	100,000	108,430
Double Eagle III Midco 1 LLC 7.750% due 12/15/25 ~	200,000	212,576
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	92,000	94,578
5.750% due 01/30/28 ~	339,000	366,188
6.625% due 07/15/25 ~	130,000	139,303
EnfraGen Energia Sur SA (Spain) 5.375% due 12/30/30 ~	200,000	208,000
EnLink Midstream LLC 5.375% due 06/01/29	164,000	159,797
5.625% due 01/15/28 ~	75,000	76,799
EnLink Midstream Partners LP 4.150% due 06/01/25	300,000	294,750
4.850% due 07/15/26	400,000	388,500
5.050% due 04/01/45	200,000	159,859
5.450% due 06/01/47	125,000	100,625
Ensign Drilling Inc (Canada) 9.250% due 04/15/24 ~	150,000	90,467
Enviva Partners LP 6.500% due 01/15/26 ~	260,000	276,737

	Principal Amount	Value
EQM Midstream Partners LP 4.000% due 08/01/24	$113,000	$116,592
4.750% due 07/15/23	104,000	109,536
6.000% due 07/01/25 ~	100,000	109,625
6.500% due 07/01/27 ~	140,000	157,843
6.500% due 07/15/48	451,000	468,618
EQT Corp 5.000% due 01/15/29	60,000	63,409
3.000% due 10/01/22	2,000	2,019
3.900% due 10/01/27	275,000	273,714
7.875% due 02/01/25	640,000	729,693
Exterran Energy Solutions LP 8.125% due 05/01/25	200,000	167,729
Genesis Energy LP 5.625% due 06/15/24	300,000	292,312
6.500% due 10/01/25	170,000	165,644
7.750% due 02/01/28	195,000	186,896
8.000% due 01/15/27	170,000	169,575
Global Partners LP 6.875% due 01/15/29 ~	100,000	108,438
7.000% due 08/01/27	150,000	160,940
Harvest Midstream I LP 7.500% due 09/01/28 ~	150,000	159,937
Hess Midstream Operations LP 5.125% due 06/15/28 ~	240,000	251,100
5.625% due 02/15/26 ~	200,000	208,375
HighPoint Operating Corp 8.750% due 06/15/25	150,000	59,250
Hilcorp Energy I LP 5.000% due 12/01/24 ~	77,074	76,777
5.750% due 10/01/25 ~	67,000	67,998
6.250% due 11/01/28 ~	320,000	328,307
Holly Energy Partners LP 5.000% due 02/01/28 ~	59,000	59,553
Indigo Natural Resources LLC 6.875% due 02/15/26 ~	95,000	97,375
Ithaca Energy North Sea PLC (United Kingdom) 9.375% due 07/15/24 ~	200,000	196,326
Jagged Peak Energy LLC 5.875% due 05/01/26	140,000	145,315
KLX Energy Services Holdings Inc 11.500% due 11/01/25 ~	100,000	53,000
Laredo Petroleum Inc 9.500% due 01/15/25	180,000	156,769
10.125% due 01/15/28	125,000	106,500
Magnolia Oil & Gas Operating LLC 6.000% due 08/01/26 ~	80,000	81,800
Matador Resources Co 5.875% due 09/15/26	330,000	323,812
MEG Energy Corp (Canada) 6.500% due 01/15/25 ~	204,000	209,769
7.000% due 03/31/24 ~	240,000	243,000
7.125% due 02/01/27 ~	360,000	372,600
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	150,000	114,375
10.500% due 05/15/27 ~	350,000	280,875
Murphy Oil Corp 5.750% due 08/15/25	652,000	650,438
5.875% due 12/01/27	117,000	115,355
6.875% due 08/15/24	60,000	61,137
Nabors Industries Inc 5.750% due 02/01/25	85,000	44,478
Nabors Industries Ltd 7.250% due 01/15/26 ~	419,000	294,576
7.500% due 01/15/28 ~	150,000	103,174
Natural Resource Partners LP 9.125% due 06/30/25 ~	150,000	137,797
Neptune Energy Bondco PLC (United Kingdom) 6.625% due 05/15/25 ~	250,000	247,942
New Fortress Energy Inc 6.750% due 09/15/25 ~	338,000	358,593

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
NGL Energy Partners LP 6.125% due 03/01/25	$100,000	$63,625
7.500% due 11/01/23	195,000	138,450
7.500% due 04/15/26	150,000	93,281
Nine Energy Service Inc 8.750% due 11/01/23 ~	145,000	65,114
Northern Oil and Gas Inc
8.500% Cash + 1.000% PIK due 05/15/23	52	46
Northriver Midstream Finance LP (Canada) 5.625% due 02/15/26 ~	250,000	258,669
NuStar Logistics LP 4.750% due 02/01/22	100,000	101,750
5.625% due 04/28/27	230,000	245,482
5.750% due 10/01/25	50,000	53,325
6.000% due 06/01/26	171,000	185,231
6.375% due 10/01/30	45,000	51,060
Occidental Petroleum Corp 2.700% due 02/15/23	175,000	175,162
2.900% due 08/15/24	658,000	634,312
3.000% due 02/15/27	150,000	133,781
3.200% due 08/15/26	650,000	608,969
3.400% due 04/15/26	225,000	214,938
3.500% due 06/15/25	150,000	145,082
3.500% due 08/15/29	386,000	353,873
4.100% due 02/15/47	250,000	204,831
4.400% due 04/15/46	1,775,000	1,549,877
5.500% due 12/01/25	115,000	120,116
5.550% due 03/15/26	325,000	339,742
5.875% due 09/01/25	239,000	254,893
6.125% due 01/01/31	465,000	498,805
6.375% due 09/01/28	200,000	211,875
6.450% due 09/15/36	1,050,000	1,100,925
6.625% due 09/01/30	429,000	466,430
6.950% due 07/01/24	150,000	162,375
7.500% due 05/01/31	150,000	167,625
7.875% due 09/15/31	150,000	167,906
8.000% due 07/15/25	105,000	119,792
8.500% due 07/15/27	150,000	173,389
8.875% due 07/15/30	200,000	235,125
Oceaneering International Inc 4.650% due 11/15/24	200,000	182,500
6.000% due 02/01/28	150,000	134,438
Ovintiv Exploration Inc 5.375% due 01/01/26	400,000	429,532
5.625% due 07/01/24	181,000	194,411
5.750% due 01/30/22	455,000	472,700
Ovintiv Inc 3.900% due 11/15/21	175,000	177,214
6.500% due 08/15/34	700,000	810,882
7.375% due 11/01/31	300,000	356,301
Parkland Corp (Canada) 5.875% due 07/15/27 ~	132,000	142,988
6.000% due 04/01/26 ~	175,000	184,078
Parsley Energy LLC 4.125% due 02/15/28 ~	150,000	159,281
5.250% due 08/15/25 ~	100,000	104,400
5.375% due 01/15/25 ~	235,000	242,115
5.625% due 10/15/27 ~	192,000	210,432
PBF Holding Co LLC 6.000% due 02/15/28	195,000	111,759
7.250% due 06/15/25	225,000	146,275
9.250% due 05/15/25 ~	600,000	589,275
PBF Logistics LP 6.875% due 05/15/23	262,000	251,520
PDC Energy Inc 5.750% due 05/15/26	150,000	155,156
6.125% due 09/15/24	200,000	205,897
Precision Drilling Corp (Canada) 5.250% due 11/15/24	50,000	43,406
7.125% due 01/15/26 ~	200,000	174,712
7.750% due 12/15/23	100,000	92,188

	Principal Amount	Value
Puma International Financing SA (Singapore) 5.000% due 01/24/26 ~	$200,000	$194,000
QEP Resources Inc 5.250% due 05/01/23	309,000	325,686
5.625% due 03/01/26	221,000	242,752
Range Resources Corp 4.875% due 05/15/25	88,000	83,289
5.000% due 03/15/23	494,000	482,576
9.250% due 02/01/26	320,000	334,880
Rattler Midstream LP 5.625% due 07/15/25 ~	65,000	68,778
Rockies Express Pipeline LLC 3.600% due 05/15/25 ~	250,000	258,125
6.875% due 04/15/40 ~	200,000	218,670
Ruby Pipeline LLC 7.750% due 04/01/22 ~	188,636	186,770
SESI LLC 7.750% due 09/15/24 Y	220,000	71,500
Seven Generations Energy Ltd (Canada) 5.375% due 09/30/25 ~	346,000	353,133
6.750% due 05/01/23 ~	50,000	50,719
6.875% due 06/30/23 ~	58,000	58,936
SM Energy Co 5.625% due 06/01/25	113,000	91,942
6.625% due 01/15/27	100,000	80,250
6.750% due 09/15/26	60,000	48,750
10.000% due 01/15/25 ~	450,000	484,594
Southwestern Energy Co 6.450% due 01/23/25	100,000	103,938
7.500% due 04/01/26	420,000	441,210
7.750% due 10/01/27	80,000	86,526
8.375% due 09/15/28	150,000	163,031
Summit Midstream Holdings LLC 5.750% due 04/15/25	140,000	90,110
SunCoke Energy Partners LP 7.500% due 06/15/25 ~	183,000	182,007
Suncor Energy Ventures Corp (Canada) 4.500% due 04/01/22 ~	100,000	103,576
Sunoco LP 4.500% due 05/15/29 ~	75,000	78,141
5.500% due 02/15/26	565,000	581,136
6.000% due 04/15/27	109,000	116,005
Tallgrass Energy Partners LP 5.500% due 09/15/24 ~	395,000	402,900
5.500% due 01/15/28 ~	163,000	166,937
6.000% due 12/31/30 ~	215,000	222,189
7.500% due 10/01/25 ~	100,000	108,147
Talos Production Inc due 01/15/26 # ~	108,000	105,351
Targa Resources Partners LP 4.250% due 11/15/23	50,000	50,380
4.875% due 02/01/31 ~	86,000	93,439
5.125% due 02/01/25	150,000	154,217
5.375% due 02/01/27	637,000	670,560
5.500% due 03/01/30	500,000	543,320
5.875% due 04/15/26	490,000	520,427
6.500% due 07/15/27	96,000	104,400
6.875% due 01/15/29	60,000	67,688
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	50,000	50,051
TerraForm Power Operating LLC 4.250% due 01/31/23 ~	60,000	62,138
4.750% due 01/15/30 ~	177,000	189,781
5.000% due 01/31/28 ~	141,000	158,699
TransMontaigne Partners LP 6.125% due 02/15/26	50,000	50,428
Transocean Guardian Ltd 5.875% due 01/15/24 ~	487,500	410,719
Transocean Inc 11.500% due 01/30/27 ~	547,000	392,131
Transocean Phoenix 2 Ltd 7.750% due 10/15/24 ~	120,000	117,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Transocean Pontus Ltd 6.125% due 08/01/25 ~	$253,500	$241,615
Transocean Proteus Ltd 6.250% due 12/01/24 ~	78,000	73,613
USA Compression Partners LP 6.875% due 04/01/26	135,000	141,328
6.875% due 09/01/27	305,000	326,127
Vermilion Energy Inc (Canada) 5.625% due 03/15/25 ~	50,000	43,120
Vine Oil & Gas LP 8.750% due 04/15/23 ~	200,000	160,000
Viper Energy Partners LP 5.375% due 11/01/27 ~	40,000	41,868
W&T Offshore Inc 9.750% due 11/01/23 ~	200,000	142,500
Warrior Met Coal Inc 8.000% due 11/01/24 ~	86,000	88,002
Weatherford International Ltd 8.750% due 09/01/24 ~	305,000	306,144
11.000% due 12/01/24 ~	600,000	469,500
Welltec AS (Denmark) 9.500% due 12/01/22 ~	91,000	85,540
Western Midstream Operating LP 4.000% due 07/01/22	325,000	334,547
4.100% due 02/01/25	805,000	830,889
4.650% due 07/01/26	75,000	78,892
5.050% due 02/01/30	50,000	55,692
6.250% due 02/01/50	800,000	881,432
WPX Energy Inc 4.500% due 01/15/30	125,000	132,688
5.250% due 09/15/24	40,000	43,671
5.250% due 10/15/27	56,000	59,433
5.750% due 06/01/26	525,000	552,694
5.875% due 06/15/28	60,000	65,478

		58,499,637

Financial - 9.6%

Acrisure LLC 7.000% due 11/15/25 ~	275,000	286,804
8.125% due 02/15/24 ~	296,000	314,044
10.125% due 08/01/26 ~	100,000	114,984
Advisor Group Holdings Inc 10.750% due 08/01/27 ~	100,000	110,794
AerCap Holdings NV (Ireland) 5.875% due 10/10/79	200,000	205,681
AG Issuer LLC 6.250% due 03/01/28 ~	70,000	70,963
Alliant Holdings Intermediate LLC 4.250% due 10/15/27 ~	155,000	158,778
6.750% due 10/15/27 ~	350,000	375,091
Ally Financial Inc 5.750% due 11/20/25	200,000	232,999
AmWINS Group Inc 7.750% due 07/01/26 ~	381,000	410,512
Assurant Inc 7.000% due 03/27/48	200,000	225,500
AssuredPartners Inc 5.625% due 01/15/29 ~	30,000	31,350
7.000% due 08/15/25 ~	64,000	66,532
Brookfield Property Inc REIT 5.750% due 05/15/26 ~	300,000	296,535
CIT Group Inc 3.929% due 06/19/24	65,000	68,819
4.125% due 03/09/21	45,000	45,158
4.750% due 02/16/24	101,000	110,627
5.000% due 08/15/22	210,000	222,902
5.000% due 08/01/23	371,000	406,013
5.250% due 03/07/25	165,000	187,584
6.125% due 03/09/28	170,000	208,005
Commerzbank AG (Germany) 8.125% due 09/19/23 ~	300,000	350,593

	Principal Amount	Value
Compass Group Diversified Holdings LLC 8.000% due 05/01/26 ~	$385,000	$405,621
CoreCivic Inc REIT 4.625% due 05/01/23	300,000	289,500
4.750% due 10/15/27	60,000	53,475
Credit Acceptance Corp 5.125% due 12/31/24 ~	180,000	187,632
6.625% due 03/15/26	200,000	213,750
CTR Partnership LP REIT 5.250% due 06/01/25	50,000	51,905
Curo Group Holdings Corp 8.250% due 09/01/25 ~	310,000	295,275
Cushman & Wakefield US Borrower LLC 6.750% due 05/15/28 ~	80,000	88,450
Deutsche Bank AG (Germany) 4.296% due 05/24/28	400,000	412,370
4.500% due 04/01/25	500,000	542,623
4.875% due 12/01/32	200,000	209,443
5.882% due 07/08/31	150,000	180,086
Diversified Healthcare Trust REIT 4.750% due 05/01/24	100,000	102,959
4.750% due 02/15/28	200,000	198,500
9.750% due 06/15/25	215,000	244,317
Dresdner Funding Trust I 8.151% due 06/30/31 ~	350,000	517,552
Enova International Inc 8.500% due 09/15/25 ~	200,000	195,000
EPR Properties 3.750% due 08/15/29	300,000	287,878
EPR Properties REIT 4.750% due 12/15/26	500,000	505,704
ESH Hospitality Inc REIT 4.625% due 10/01/27 ~	157,000	161,121
5.250% due 05/01/25 ~	400,000	410,590
Fairstone Financial Inc (Canada) 7.875% due 07/15/24 ~	145,000	154,138
FelCor Lodging LP REIT 6.000% due 06/01/25	175,000	179,138
Finance of America Funding LLC 7.875% due 11/15/25 ~	200,000	198,500
Five Point Operating Co LP 7.875% due 11/15/25 ~	150,000	159,064
Freedom Mortgage Corp 7.625% due 05/01/26 ~	190,000	201,201
8.125% due 11/15/24 ~	150,000	156,937
8.250% due 04/15/25 ~	200,000	209,500
FS Energy & Power Fund 7.500% due 08/15/23 ~	175,000	168,456
Genworth Holdings Inc 4.900% due 08/15/23	316,000	299,607
6.500% due 06/15/34	100,000	97,313
7.625% due 09/24/21	250,000	254,375
Genworth Mortgage Holdings Inc 6.500% due 08/15/25 ~	210,000	227,719
Global Aircraft Leasing Co Ltd (Cayman) 6.500% Cash or 7.250% PIK due 09/15/24 ~	702,581	628,810
Global Net Lease Inc REIT 3.750% due 12/15/27 ~	135,000	139,441
goeasy Ltd (Canada) 5.375% due 12/01/24 ~	82,000	85,442
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	103,000	105,833
GTCR AP Finance Inc 8.000% due 05/15/27 ~	150,000	163,268
HAT Holdings I LLC REIT 3.750% due 09/15/30 ~	500,000	521,250
5.250% due 07/15/24 ~	100,000	104,198
HUB International Ltd 7.000% due 05/01/26 ~	495,000	518,164
Hunt Cos Inc 6.250% due 02/15/26 ~	280,000	287,813

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Icahn Enterprises LP 4.750% due 09/15/24	$326,000	$339,143
5.250% due 05/15/27	327,000	351,361
6.250% due 02/01/22	525,000	527,481
6.250% due 05/15/26	405,000	429,802
6.375% due 12/15/25	50,000	51,850
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	200,000	218,886
5.710% due 01/15/26 ~	900,000	1,030,558
Iron Mountain Inc REIT 4.500% due 02/15/31 ~	615,000	644,981
4.875% due 09/15/27 ~	125,000	130,988
4.875% due 09/15/29 ~	535,000	564,960
5.000% due 07/15/28 ~	65,000	69,136
5.250% due 03/15/28 ~	224,000	236,805
5.250% due 07/15/30 ~	175,000	189,219
5.625% due 07/15/32 ~	65,000	71,751
iStar Inc REIT 4.250% due 08/01/25	139,000	137,610
4.750% due 10/01/24	137,000	138,956
5.500% due 02/15/26	150,000	153,281
Jefferies Finance LLC 6.250% due 06/03/26 ~	150,000	156,047
Kennedy-Wilson Inc 5.875% due 04/01/24	420,000	426,825
Ladder Capital Finance Holdings LLLP REIT 4.250% due 02/01/27 ~	155,000	152,675
5.250% due 03/15/22 ~	65,000	65,447
5.250% due 10/01/25 ~	250,000	249,844
LD Holdings Group LLC 6.500% due 11/01/25 ~	146,000	154,030
LPL Holdings Inc 4.625% due 11/15/27 ~	150,000	155,719
5.750% due 09/15/25 ~	430,000	445,876
Mack-Cali Realty LP REIT 3.150% due 05/15/23	100,000	99,008
MGIC Investment Corp 5.250% due 08/15/28	169,000	181,147
MGM Growth Properties Operating Partnership LP REIT 3.875% due 02/15/29 ~	115,000	117,803
4.500% due 09/01/26	50,000	53,920
4.500% due 01/15/28	100,000	106,744
4.625% due 06/15/25 ~	295,000	316,240
5.750% due 02/01/27	230,000	258,390
Morgan Stanley 5.875% due 09/15/26	100,000	112,250
MPT Operating Partnership LP REIT 3.500% due 03/15/31	190,000	196,531
4.625% due 08/01/29	235,000	253,029
5.000% due 10/15/27	220,000	234,415
5.250% due 08/01/26	500,000	524,750
Nationstar Mortgage Holdings Inc 5.125% due 12/15/30 ~	55,000	57,556
5.500% due 08/15/28 ~	146,000	153,939
6.000% due 01/15/27 ~	295,000	313,576
Navient Corp 5.000% due 03/15/27	90,000	90,912
5.625% due 08/01/33	200,000	192,375
6.125% due 03/25/24	300,000	321,184
6.500% due 06/15/22	121,000	128,350
6.625% due 07/26/21	145,000	148,353
6.750% due 06/25/25	335,000	364,731
6.750% due 06/15/26	100,000	109,188
7.250% due 09/25/23	100,000	109,786
New Residential Investment Corp REIT 6.250% due 10/15/25 ~	214,000	215,471
Newmark Group Inc 6.125% due 11/15/23	175,000	190,445
NFP Corp 6.875% due 08/15/28 ~	480,000	513,086

	Principal Amount	Value
NMI Holdings Inc 7.375% due 06/01/25 ~	$113,000	$126,723
OneMain Finance Corp 4.000% due 09/15/30	60,000	62,332
5.375% due 11/15/29	90,000	101,475
5.625% due 03/15/23	125,000	134,453
6.125% due 05/15/22	190,000	201,875
6.125% due 03/15/24	454,000	496,562
7.750% due 10/01/21	325,000	342,469
8.250% due 10/01/23	102,000	117,417
Oxford Finance LLC 6.375% due 12/15/22 ~	25,000	25,025
Park Intermediate Holdings LLC REIT 5.875% due 10/01/28 ~	85,000	90,684
7.500% due 06/01/25 ~	230,000	248,831
PennyMac Financial Services Inc 5.375% due 10/15/25 ~	225,000	238,219
PRA Group Inc 7.375% due 09/01/25 ~	300,000	326,437
Provident Funding Associates LP 6.375% due 06/15/25 ~	50,000	51,432
Quicken Loans Inc 5.250% due 01/15/28 ~	200,000	213,875
Quicken Loans LLC 3.625% due 03/01/29 ~	145,000	148,172
3.875% due 03/01/31 ~	290,000	301,600
Radian Group Inc 4.500% due 10/01/24	300,000	317,250
4.875% due 03/15/27	150,000	165,105
Realogy Group LLC 4.875% due 06/01/23 ~	150,000	153,281
7.625% due 06/15/25 ~	150,000	163,085
9.375% due 04/01/27 ~	128,000	142,000
RHP Hotel Properties LP REIT 4.750% due 10/15/27	105,000	108,852
5.000% due 04/15/23	100,000	100,500
SBA Communications Corp 3.875% due 02/15/27	439,000	461,652
SBA Communications Corp REIT 4.000% due 10/01/22	300,000	303,562
4.875% due 09/01/24	200,000	205,396
Service Properties Trust 5.500% due 12/15/27	200,000	218,771
Service Properties Trust REIT 4.350% due 10/01/24	250,000	247,187
4.500% due 06/15/23	150,000	151,031
4.500% due 03/15/25	100,000	98,688
4.650% due 03/15/24	100,000	99,188
4.950% due 02/15/27	300,000	302,250
4.950% due 10/01/29	300,000	301,312
5.000% due 08/15/22	150,000	153,000
5.250% due 02/15/26	350,000	352,625
7.500% due 09/15/25	40,000	46,120
SLM Corp 4.200% due 10/29/25	110,000	116,463
Springleaf Finance Corp 6.625% due 01/15/28	366,000	435,244
6.875% due 03/15/25	638,000	742,074
7.125% due 03/15/26	210,000	248,589
8.875% due 06/01/25	20,000	22,662
Standard Chartered PLC (United Kingdom) 7.014% due 07/30/37 ~	100,000	130,000
Starwood Property Trust Inc REIT 4.750% due 03/15/25	138,000	141,881
5.000% due 12/15/21	305,000	310,877
5.500% due 11/01/23 ~	300,000	313,875
Stearns Holdings LLC 9.375% due 08/15/21 * Y Ω ±	49,000	-
StoneX Group Inc 8.625% due 06/15/25 ~	75,000	81,703
Synovus Financial Corp 5.900% due 02/07/29	100,000	107,861

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
The GEO Group Inc REIT 5.125% due 04/01/23	$300,000	$272,062
5.875% due 10/15/24	150,000	124,969
The Howard Hughes Corp 5.375% due 03/15/25 ~	310,000	320,462
5.375% due 08/01/28 ~	200,000	215,475
TMX Finance LLC 11.125% due 04/01/23 ~	200,000	196,729
UniCredit SPA (Italy) 5.459% due 06/30/35 ~	450,000	495,945
5.861% due 06/19/32 ~	1,000,000	1,127,823
United Shore Financial Services LLC 5.500% due 11/15/25 ~	95,000	100,344
Uniti Group LP REIT 6.000% due 04/15/23 ~	100,000	102,188
7.125% due 12/15/24 ~	150,000	151,781
7.875% due 02/15/25 ~	777,000	835,862
8.250% due 10/15/23	314,000	316,944
USI Inc 6.875% due 05/01/25 ~	105,000	107,952
VICI Properties LP REIT 3.500% due 02/15/25 ~	120,000	122,958
3.750% due 02/15/27 ~	133,000	136,221
4.125% due 08/15/30 ~	372,000	393,159
4.250% due 12/01/26 ~	731,000	759,308
4.625% due 12/01/29 ~	114,000	122,173
Voyager Aviation Holdings LLC 9.000% due 08/15/21 ~	140,000	79,450
Washington Prime Group LP REIT 6.450% due 08/15/24	102,000	61,491
WeWork Cos Inc 7.875% due 05/01/25 ~	300,000	203,066
XHR LP REIT 6.375% due 08/15/25 ~	200,000	211,375

		43,797,998

Industrial - 10.0%

AECOM 5.125% due 03/15/27	165,000	184,204
5.875% due 10/15/24	500,000	558,890
AerCap Global Aviation Trust (Ireland) 6.500% due 06/15/45 ~	200,000	204,500
Altera Infrastructure LP 8.500% due 07/15/23 ~	110,000	93,763
American Woodmark Corp 4.875% due 03/15/26 ~	100,000	102,856
Amsted Industries Inc 4.625% due 05/15/30 ~	250,000	262,344
5.625% due 07/01/27 ~	150,000	159,909
Apex Tool Group LLC 9.000% due 02/15/23 ~	100,000	98,250
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	350,000	374,062
Ardagh Packaging Finance PLC 4.125% due 08/15/26 ~	200,000	209,250
5.250% due 04/30/25 ~	600,000	633,807
5.250% due 08/15/27 ~	200,000	210,162
ATS Automation Tooling Systems Inc (Canada) 4.125% due 12/15/28 ~	200,000	204,000
6.500% due 06/15/23 ~	86,000	87,516
Ball Corp 2.875% due 08/15/30	453,000	452,434
4.000% due 11/15/23	71,000	75,748
4.875% due 03/15/26	265,000	299,760
5.000% due 03/15/22	600,000	629,085
5.250% due 07/01/25	190,000	217,190

	Principal Amount	Value
Berry Global Inc 4.500% due 02/15/26 ~	$150,000	$153,656
4.875% due 07/15/26 ~	317,000	340,849
5.125% due 07/15/23	97,000	98,334
5.625% due 07/15/27 ~	152,000	163,732
BMC East LLC 5.500% due 10/01/24 ~	100,000	102,750
Boise Cascade Co 4.875% due 07/01/30 ~	300,000	325,312
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	100,000	102,127
6.000% due 10/15/22 ~	350,000	344,452
6.125% due 01/15/23 ~	325,000	318,012
7.500% due 12/01/24 ~	264,000	253,909
7.500% due 03/15/25 ~	700,000	650,125
7.875% due 04/15/27 ~	571,000	525,874
8.750% due 12/01/21 ~	300,000	312,499
Brand Industrial Services Inc 8.500% due 07/15/25 ~	317,000	324,529
Brightstar Escrow Corp 9.750% due 10/15/25 ~	120,000	128,550
Builders FirstSource Inc 5.000% due 03/01/30 ~	50,000	53,813
6.750% due 06/01/27 ~	180,000	195,473
BWX Technologies Inc 4.125% due 06/30/28 ~	300,000	313,312
5.375% due 07/15/26 ~	100,000	104,231
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	125,000	129,141
Cascades Inc (Canada) 5.125% due 01/15/26 ~	250,000	264,844
5.375% due 01/15/28 ~	83,000	88,369
Clean Harbors Inc 4.875% due 07/15/27 ~	60,000	62,700
5.125% due 07/15/29 ~	100,000	109,544
Cleaver-Brooks Inc 7.875% due 03/01/23 ~	140,000	138,760
Colfax Corp 6.000% due 02/15/24 ~	230,000	238,917
6.375% due 02/15/26 ~	100,000	106,907
Cornerstone Building Brands Inc 6.125% due 01/15/29 ~	105,000	111,759
8.000% due 04/15/26 ~	245,000	258,169
Covanta Holding Corp 5.000% due 09/01/30	200,000	214,237
5.875% due 07/01/25	250,000	260,911
6.000% due 01/01/27	225,000	237,129
CP Atlas Buyer Inc 7.000% due 12/01/28 ~	225,000	233,859
Crown Americas LLC 4.250% due 09/30/26	150,000	165,604
4.500% due 01/15/23	112,000	118,455
4.750% due 02/01/26	505,000	525,735
Energizer Holdings Inc 4.375% due 03/31/29 ~	94,000	97,480
4.750% due 06/15/28 ~	100,000	105,380
7.750% due 01/15/27 ~	315,000	350,319
EnerSys 4.375% due 12/15/27 ~	150,000	159,000
EnPro Industries Inc 5.750% due 10/15/26	100,000	106,606
F-Brasile SPA (Italy) 7.375% due 08/15/26 ~	200,000	194,500
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	45,000	45,788
7.875% due 07/15/26 ~	310,000	326,529
Fluor Corp 3.500% due 12/15/24	450,000	445,554
Forterra Finance LLC 6.500% due 07/15/25 ~	185,000	199,222

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/25 ~	$170,000	$178,288
6.750% due 03/15/22 ~	100,000	100,473
Fortress Transportation and Infrastructure Investors LLC 9.750% due 08/01/27 ~	200,000	229,625
frontdoor Inc 6.750% due 08/15/26 ~	100,000	106,875
FXI Holdings Inc 7.875% due 11/01/24 ~	271,000	273,710
12.250% due 11/15/26 ~	197,000	224,918
Gates Global LLC 6.250% due 01/15/26 ~	175,000	184,042
GFL Environmental Inc (Canada) 3.500% due 09/01/28 ~	135,000	137,897
3.750% due 08/01/25 ~	206,000	210,506
4.000% due 08/01/28 ~	65,000	65,609
4.250% due 06/01/25 ~	65,000	67,559
5.125% due 12/15/26 ~	346,000	368,525
8.500% due 05/01/27 ~	89,000	98,957
Global Ship Lease Inc (United Kingdom) 9.875% due 11/15/22 ~	200,000	205,703
GrafTech Finance Inc 4.625% due 12/15/28 ~	95,000	96,429
Graham Packaging Co Inc 7.125% due 08/15/28 ~	185,000	204,772
Graphic Packaging International LLC 3.500% due 03/15/28 ~	150,000	155,798
4.125% due 08/15/24	100,000	107,115
4.750% due 07/15/27 ~	200,000	222,212
Great Lakes Dredge & Dock Corp 8.000% due 05/15/22	100,000	102,910
Greif Inc 6.500% due 03/01/27 ~	90,000	95,344
Griffon Corp 5.750% due 03/01/28	125,000	132,399
Grinding Media Inc 7.375% due 12/15/23 ~	240,000	244,200
Harsco Corp 5.750% due 07/31/27 ~	110,000	116,531
Hillenbrand Inc 5.750% due 06/15/25	165,000	178,509
Howmet Aerospace Inc 5.125% due 10/01/24	425,000	468,384
5.950% due 02/01/37	397,000	478,881
6.750% due 01/15/28	257,000	314,591
6.875% due 05/01/25	369,000	435,881
Husky III Holding Ltd (Canada) 13.000% Cash or 13.75% PIK due 02/15/25 ~	200,000	218,125
Ingram Micro Inc 5.450% due 12/15/24	250,000	287,806
Intelligent Packaging Ltd Finco Inc (Canada) 6.000% due 09/15/28 ~	225,000	231,609
International Airport Finance SA (Spain) 12.000% due 03/15/33 ~	199,537	199,249
Intertape Polymer Group Inc (Canada) 7.000% due 10/15/26 ~	60,000	63,844
Itron Inc 5.000% due 01/15/26 ~	25,000	25,594
James Hardie International Finance DAC 4.750% due 01/15/25 ~	200,000	204,729
JELD-WEN Inc 4.625% due 12/15/25 ~	100,000	102,416
4.875% due 12/15/27 ~	100,000	106,000
Koppers Inc 6.000% due 02/15/25 ~	150,000	154,781
Kratos Defense & Security Solutions Inc 6.500% due 11/30/25 ~	50,000	52,182

	Principal Amount	Value
LABL Escrow Issuer LLC 6.750% due 07/15/26 ~	$185,000	$200,696
10.500% due 07/15/27 ~	275,000	310,234
Leonardo US Holdings Inc (Italy) 6.250% due 01/15/40 ~	150,000	178,500
Louisiana-Pacific Corp 4.875% due 09/15/24	45,000	46,209
LSB Industries Inc 9.625% due 05/01/23 ~	250,000	258,411
Masonite International Corp 5.375% due 02/01/28 ~	134,000	144,109
5.750% due 09/15/26 ~	75,000	78,642
MasTec Inc 4.500% due 08/15/28 ~	200,000	210,250
Mauser Packaging Solutions Holding Co 5.500% due 04/15/24 ~	435,000	444,218
7.250% due 04/15/25 ~	405,000	409,556
Michael Baker International LLC 8.750% due 03/01/23 ~	50,000	50,938
Moog Inc 4.250% due 12/15/27 ~	115,000	119,456
Mueller Water Products Inc 5.500% due 06/15/26 ~	100,000	103,981
Navios Maritime Holdings Inc (Greece) 7.375% due 01/15/22 ~	157,000	81,248
New Enterprise Stone & Lime Co Inc 9.750% due 07/15/28 ~	400,000	440,000
Norbord Inc (Canada) 5.750% due 07/15/27 ~	125,000	134,823
6.250% due 04/15/23 ~	100,000	108,865
Owens-Brockway Glass Container Inc 5.375% due 01/15/25 ~	48,000	51,895
5.875% due 08/15/23 ~	160,000	171,700
6.375% due 08/15/25 ~	300,000	333,187
6.625% due 05/13/27 ~	150,000	162,656
Pactiv LLC 7.950% due 12/15/25	100,000	114,865
8.375% due 04/15/27	100,000	116,856
Patrick Industries Inc 7.500% due 10/15/27 ~	100,000	109,250
PGT Innovations Inc 6.750% due 08/01/26 ~	50,000	53,366
Plastipak Holdings Inc 6.250% due 10/15/25 ~	200,000	206,375
PowerTeam Services LLC 9.033% due 12/04/25 ~	290,000	323,382
RBS Global Inc 4.875% due 12/15/25 ~	176,000	179,960
Reynolds Group Issuer Inc 4.000% due 10/15/27 ~	200,000	205,250
5.125% due 07/15/23 ~	21,000	21,269
Rolls-Royce PLC (United Kingdom) 5.750% due 10/15/27 ~	800,000	887,000
Sealed Air Corp 4.000% due 12/01/27 ~	250,000	267,500
4.875% due 12/01/22 ~	100,000	105,063
5.125% due 12/01/24 ~	50,000	54,656
5.250% due 04/01/23 ~	100,000	106,615
5.500% due 09/15/25 ~	290,000	325,344
6.875% due 07/15/33 ~	54,000	71,449
Sensata Technologies BV 4.875% due 10/15/23 ~	150,000	162,187
5.000% due 10/01/25 ~	250,000	278,594
5.625% due 11/01/24 ~	200,000	224,133
Sensata Technologies Inc 3.750% due 02/15/31 ~	210,000	217,944
4.375% due 02/15/30 ~	150,000	161,719
Signature Aviation US Holdings Inc 4.000% due 03/01/28 ~	216,000	217,784
5.375% due 05/01/26 ~	65,000	66,788
Silgan Holdings Inc 4.125% due 02/01/28	140,000	145,775
4.750% due 03/15/25	100,000	101,938

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
Spirit AeroSystems Inc 3.850% due 06/15/26	$350,000	$369,003
4.600% due 06/15/28	55,000	54,484
5.500% due 01/15/25 ~	175,000	184,826
7.500% due 04/15/25 ~	375,000	402,892
SRM Escrow Issuer LLC 6.000% due 11/01/28 ~	145,000	152,063
SSL Robotics LLC 9.750% due 12/31/23 ~	438,000	495,761
Standard Industries Inc 3.375% due 01/15/31 ~	466,000	468,912
4.375% due 07/15/30 ~	150,000	160,690
4.750% due 01/15/28 ~	374,000	394,102
5.000% due 02/15/27 ~	165,000	172,734
Stericycle Inc 3.875% due 01/15/29 ~	65,000	66,869
5.375% due 07/15/24 ~	201,000	209,985
Stevens Holding Co Inc 6.125% due 10/01/26 ~	100,000	108,356
Summit Materials LLC 5.125% due 06/01/25 ~	100,000	102,115
5.250% due 01/15/29 ~	165,000	173,456
6.500% due 03/15/27 ~	175,000	186,560
Tennant Co 5.625% due 05/01/25	100,000	104,375
Terex Corp 5.625% due 02/01/25 ~	180,000	185,760
Tervita Corp (Canada) 11.000% due 12/01/25 ~	150,000	161,896
The Manitowoc Co Inc 9.000% due 04/01/26 ~	125,000	135,234
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	130,000	134,875
TransDigm Inc 5.500% due 11/15/27	705,000	742,224
6.250% due 03/15/26 ~	1,640,000	1,748,658
6.375% due 06/15/26	151,000	156,568
6.500% due 07/15/24	120,000	122,351
6.500% due 05/15/25	450,000	463,219
8.000% due 12/15/25 ~	140,000	155,063
TransDigm UK Holdings PLC 6.875% due 05/15/26	235,000	249,024
TriMas Corp 4.875% due 10/15/25 ~	100,000	102,735
Trinity Industries Inc 4.550% due 10/01/24	175,000	183,108
Triumph Group Inc 5.250% due 06/01/22	250,000	238,750
6.250% due 09/15/24 ~	46,000	45,713
7.750% due 08/15/25	100,000	91,750
8.875% due 06/01/24 ~	111,000	122,031
Trivium Packaging Finance BV (Netherlands) 5.500% due 08/15/26 ~	300,000	317,812
8.500% due 08/15/27 ~	200,000	219,355
Tutor Perini Corp 6.875% due 05/01/25 ~	150,000	148,313
US Concrete Inc 5.125% due 03/01/29 ~	250,000	257,969
6.375% due 06/01/24	67,000	68,801
Vertical Holdco GmbH (Germany) 7.625% due 07/15/28 ~	200,000	218,375
Vertical US Newco Inc (Germany) 5.250% due 07/15/27 ~	490,000	520,319
Waste Pro USA Inc 5.500% due 02/15/26 ~	190,000	194,827
Watco Cos LLC 6.500% due 06/15/27 ~	200,000	216,875
Weekley Homes LLC 4.875% due 09/15/28 ~	165,000	172,837
Welbilt Inc 9.500% due 02/15/24	100,000	103,542

	Principal Amount	Value
WESCO Distribution Inc 5.375% due 12/15/21	$100,000	$100,110
5.375% due 06/15/24	50,000	51,375
7.125% due 06/15/25 ~	620,000	682,716
7.250% due 06/15/28 ~	390,000	444,091
Western Global Airlines LLC 10.375% due 08/15/25 ~	275,000	307,312
XPO Logistics Inc 6.125% due 09/01/23 ~	60,000	61,163
6.250% due 05/01/25 ~	235,000	253,334
6.500% due 06/15/22 ~	191,000	191,979
6.750% due 08/15/24 ~	575,000	611,656

		45,371,204

Technology - 3.9%

ACI Worldwide Inc 5.750% due 08/15/26 ~	115,000	122,022
Amkor Technology Inc 6.625% due 09/15/27 ~	150,000	162,938
Ascend Learning LLC 6.875% due 08/01/25 ~	245,000	252,818
Austin BidCo Inc 7.125% due 12/15/28 ~	235,000	245,722
Banff Merger Sub Inc 9.750% due 09/01/26 ~	440,000	475,737
Black Knight InfoServ LLC 3.625% due 09/01/28 ~	164,000	168,100
Booz Allen Hamilton Inc 3.875% due 09/01/28 ~	99,000	102,156
Boxer Parent Co Inc 7.125% due 10/02/25 ~	55,000	59,779
BY Crown Parent LLC 4.250% due 01/31/26 ~	120,000	123,150
7.375% due 10/15/24 ~	100,000	102,115
Camelot Finance SA 4.500% due 11/01/26 ~	184,000	192,395
CDK Global Inc 4.875% due 06/01/27	155,000	163,816
5.000% due 10/15/24	50,000	55,063
5.250% due 05/15/29 ~	46,000	51,008
5.875% due 06/15/26	225,000	236,467
CDW LLC 3.250% due 02/15/29	188,000	191,939
4.125% due 05/01/25	151,000	158,256
4.250% due 04/01/28	79,000	83,538
Change Healthcare Holdings LLC 5.750% due 03/01/25 ~	370,000	377,862
Dell Inc 5.400% due 09/10/40	100,000	113,020
Dell International LLC 7.125% due 06/15/24 ~	500,000	519,062
Diebold Nixdorf Inc 8.500% due 04/15/24	100,000	101,375
9.375% due 07/15/25 ~	230,000	258,031
EMC Corp 3.375% due 06/01/23	370,000	388,666
Entegris Inc 4.625% due 02/10/26 ~	202,000	209,828
Exela Intermediate LLC 10.000% due 07/15/23 ~	200,000	61,250
Fair Isaac Corp 4.000% due 06/15/28 ~	200,000	210,875
5.250% due 05/15/26 ~	100,000	114,106
J2 Global Inc 4.625% due 10/15/30 ~	215,000	227,228
Microchip Technology Inc 4.250% due 09/01/25 ~	250,000	264,550

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
MSCI Inc 3.625% due 09/01/30 ~	$150,000	$157,008
3.875% due 02/15/31 ~	100,000	105,875
4.000% due 11/15/29 ~	226,000	241,072
4.750% due 08/01/26 ~	155,000	161,973
5.375% due 05/15/27 ~	150,000	160,500
MTS Systems Corp 5.750% due 08/15/27 ~	100,000	108,833
NCR Corp 5.000% due 10/01/28 ~	175,000	184,953
5.250% due 10/01/30 ~	120,000	128,925
5.750% due 09/01/27 ~	80,000	85,150
6.125% due 09/01/29 ~	80,000	88,735
8.125% due 04/15/25 ~	200,000	222,978
Nuance Communications Inc 5.625% due 12/15/26	180,000	190,799
ON Semiconductor Corp 3.875% due 09/01/28 ~	205,000	211,919
Open Text Corp (Canada) 3.875% due 02/15/28 ~	130,000	135,099
5.875% due 06/01/26 ~	408,000	424,830
Open Text Holdings Inc (Canada) 4.125% due 02/15/30 ~	430,000	458,225
Pitney Bowes Inc 5.950% due 04/01/23	201,000	205,753
Presidio Holdings Inc 4.875% due 02/01/27 ~	315,000	334,687
PTC Inc 3.625% due 02/15/25 ~	77,000	79,303
4.000% due 02/15/28 ~	363,000	381,150
Qorvo Inc 3.375% due 04/01/31 ~	95,000	98,206
4.375% due 10/15/29	340,000	374,660
Rackspace Technology Global Inc 5.375% due 12/01/28 ~	30,000	31,487
Riverbed Technology Inc 8.875% due 03/01/23 ~	45,000	31,050
Science Applications International Corp 4.875% due 04/01/28 ~	160,000	169,875
Seagate HDD Cayman 3.125% due 07/15/29 ~	65,000	65,129
3.375% due 07/15/31 ~	65,000	65,474
4.091% due 06/01/29 ~	500,000	536,647
4.750% due 01/01/25	25,000	27,292
4.875% due 03/01/24	300,000	326,521
5.750% due 12/01/34	400,000	471,906
Sensata Technologies UK Financing Co PLC 6.250% due 02/15/26 ~	250,000	260,312
Solera LLC 10.500% due 03/01/24 ~	570,000	591,375
SS&C Technologies Inc 5.500% due 09/30/27 ~	568,000	607,345
Tempo Acquisition LLC 6.750% due 06/01/25 ~	475,000	491,530
The Dun & Bradstreet Corp 6.875% due 08/15/26 ~	87,000	93,688
10.250% due 02/15/27 ~	150,000	169,472
Unisys Corp 6.875% due 11/01/27 ~	187,000	204,765
Vericast Corp 8.375% due 08/15/22 ~	245,000	249,900
Veritas US Inc 7.500% due 02/01/23 ~	200,000	200,855
7.500% due 09/01/25 ~	558,000	573,345
10.500% due 02/01/24 ~	200,000	204,133
Western Digital Corp 4.750% due 02/15/26	650,000	719,062
Xerox Corp 4.375% due 03/15/23	590,000	620,606
6.750% due 12/15/39	150,000	161,414

	Principal Amount	Value
Xerox Holdings Corp 5.000% due 08/15/25 ~	$307,000	$327,115
5.500% due 08/15/28 ~	285,000	302,962

		17,836,765

Utilities - 3.0%

AmeriGas Partners LP 5.500% due 05/20/25	65,000	72,150
5.625% due 05/20/24	165,000	178,200
5.750% due 05/20/27	100,000	114,060
5.875% due 08/20/26	484,000	545,620
Calpine Corp 3.750% due 03/01/31 ~	265,000	262,934
4.500% due 02/15/28 ~	507,000	528,040
4.625% due 02/01/29 ~	200,000	205,956
5.000% due 02/01/31 ~	185,000	193,602
5.125% due 03/15/28 ~	339,000	357,098
5.250% due 06/01/26 ~	168,000	174,048
Clearway Energy Operating LLC 4.750% due 03/15/28 ~	174,000	186,779
5.750% due 10/15/25	300,000	316,312
DPL Inc 4.125% due 07/01/25 ~	150,000	162,123
4.350% due 04/15/29	150,000	168,478
Drax Finco PLC (United Kingdom) 6.625% due 11/01/25 ~	250,000	262,344
FirstEnergy Corp 1.600% due 01/15/26	100,000	97,831
2.050% due 03/01/25	100,000	99,778
2.250% due 09/01/30	150,000	145,200
2.650% due 03/01/30	150,000	150,634
2.850% due 07/15/22	150,000	152,524
3.400% due 03/01/50	1,000,000	961,362
3.900% due 07/15/27	450,000	496,405
4.250% due 03/15/23	250,000	264,105
4.850% due 07/15/47	1,000,000	1,244,547
7.375% due 11/15/31	450,000	642,119
FirstEnergy Transmission LLC 4.350% due 01/15/25 ~	200,000	218,122
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	48,688
NextEra Energy Operating Partners LP 3.875% due 10/15/26 ~	300,000	320,812
4.250% due 07/15/24 ~	85,000	91,056
4.250% due 09/15/24 ~	12,000	12,855
4.500% due 09/15/27 ~	158,000	177,240
NRG Energy Inc 3.375% due 02/15/29 ~	90,000	92,311
3.625% due 02/15/31 ~	115,000	118,528
5.250% due 06/15/29 ~	81,000	89,288
5.750% due 01/15/28	197,000	215,592
6.625% due 01/15/27	270,000	285,525
7.250% due 05/15/26	655,000	692,007
Pattern Energy Operations LP 4.500% due 08/15/28 ~	185,000	195,522
PG&E Corp 5.000% due 07/01/28	115,000	122,627
5.250% due 07/01/30	471,000	518,689
Pike Corp 5.500% due 09/01/28 ~	125,000	132,344
Rockpoint Gas Storage Canada Ltd (Canada) 7.000% due 03/31/23 ~	150,000	148,969
Talen Energy Supply LLC
6.500% due 06/01/25	428,000	350,157
6.625% due 01/15/28 ~	150,000	157,190
7.250% due 05/15/27 ~	79,000	84,269
7.625% due 06/01/28 ~	200,000	215,875
10.500% due 01/15/26 ~	100,000	89,203
Terraform Global Operating LLC 6.125% due 03/01/26 ~	100,000	102,606

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value
TransAlta Corp (Canada) 6.500% due 03/15/40	$100,000	$110,310
Vistra Operations Co LLC
5.000% due 07/31/27 ~	253,000	268,433
5.500% due 09/01/26 ~	150,000	156,517
5.625% due 02/15/27 ~	750,000	798,825

		13,795,809

Total Corporate Bonds & Notes (Cost $416,004,861)		444,960,363

	Shares

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Institutional 0.000%	4,980,250	4,980,250

Total Short-Term Investment (Cost $4,980,250)		4,980,250

TOTAL INVESTMENTS - 98.9% (Cost $421,175,232)		450,013,537

OTHER ASSETS & LIABILITIES, NET - 1.1%		4,936,999

NET ASSETS - 100.0%		$454,950,536

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	19.9%
Communications	16.7%
Consumer, Non-Cyclical	16.6%
Energy	12.9%
Industrial	10.0%
Financial	9.6%
Basic Materials	5.1%
Technology	3.9%
Utilities	3.0%
Others (each less than 3.0%)	1.2%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(b)

Investments with a total aggregate value of $1,154 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Investments with a total aggregate value of $331,191 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2020.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Energy	$72,924	$-	$72,600	$324
	Corporate Bonds & Notes	444,960,363	-	444,960,363	-
	Short-Term Investment	4,980,250	4,980,250	-	-

	Total	$450,013,537	$4,980,250	$445,032,963	$324

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 97.0%

Basic Materials - 0.5%

Air Products & Chemicals Inc	1,241	$339,066
Ecolab Inc	2,188	473,396
FMC Corp	1,117	128,377
NewMarket Corp	267	106,343
Royal Gold Inc	1,984	211,018
RPM International Inc	4,723	428,754
The Sherwin-Williams Co	3,609	2,652,290
WR Grace & Co	986	54,053

		4,393,297

Communications - 19.9%

Alphabet Inc 'A' *	10,225	17,920,744
Alphabet Inc 'C' *	9,904	17,350,620
Altice USA Inc 'A' *	12,827	485,758
Amazon.com Inc *	18,612	60,617,981
Anaplan Inc *	5,910	424,634
Arista Networks Inc *	2,133	619,786
Booking Holdings Inc *	1,792	3,991,268
Cable One Inc	232	516,831
CDW Corp	6,203	817,493
Charter Communications Inc 'A' *	5,738	3,795,974
CommScope Holding Co Inc *	1,190	15,946
eBay Inc	26,314	1,322,279
Etsy Inc *	5,149	916,059
Expedia Group Inc	616	81,558
Facebook Inc 'A' *	105,398	28,790,518
FactSet Research Systems Inc	1,611	535,658
FireEye Inc *	1,829	42,177
GoDaddy Inc 'A' *	7,377	611,922
Grubhub Inc *	303	22,504
IAC/InterActiveCorp *	3,305	625,802
Leslie's Inc *	755	20,951
Liberty Media Corp-Liberty SiriusXM 'A' *	573	24,748
Liberty Media Corp-Liberty SiriusXM 'C' *	831	36,157
Match Group Inc *	9,812	1,483,476
Motorola Solutions Inc	757	128,735
Netflix Inc *	18,666	10,093,266
Nexstar Media Group Inc 'A'	1,273	138,999
NortonLifeLock Inc	24,194	502,751
Okta Inc *	5,057	1,285,793
Palo Alto Networks Inc *	4,080	1,449,991
Pinterest Inc 'A' *	14,611	962,865
Proofpoint Inc *	2,430	331,476
Roku Inc *	4,773	1,584,731
Sirius XM Holdings Inc	29,969	190,903
Spotify Technology SA *	5,760	1,812,442
Switch Inc 'A'	3,312	54,217
The Trade Desk Inc 'A' *	1,811	1,450,611
Uber Technologies Inc *	46,486	2,370,786
Ubiquiti Inc	279	77,704
VeriSign Inc *	2,622	567,401
Wayfair Inc 'A' *	2,829	638,816
World Wrestling Entertainment Inc 'A'	1,941	93,265
Zendesk Inc *	5,057	723,758
Zillow Group Inc 'A' *	262	35,616
Zillow Group Inc 'C' *	731	94,884

		165,659,854

Consumer, Cyclical - 9.3%

Allison Transmission Holdings Inc	3,202	138,102
AutoZone Inc *	605	717,191
Best Buy Co Inc	1,812	180,820
BorgWarner Inc	1,336	51,623
Burlington Stores Inc *	2,569	671,922
CarMax Inc *	598	56,487
Carvana Co *	2,447	586,154

	Shares	Value
Chipotle Mexican Grill Inc *	1,215	$1,684,853
Copart Inc *	8,934	1,136,852
Costco Wholesale Corp	17,086	6,437,663
Dolby Laboratories Inc 'A'	249	24,185
Dollar General Corp	11,009	2,315,193
Dollar Tree Inc *	4,981	538,147
Domino's Pizza Inc	1,705	653,799
Fastenal Co	20,455	998,818
Five Below Inc *	2,380	416,452
Floor & Decor Holdings Inc 'A' *	4,083	379,107
IAA Inc *	1,315	85,449
Las Vegas Sands Corp	6,130	365,348
Live Nation Entertainment Inc *	6,292	462,336
Lowe's Cos Inc	33,173	5,324,598
Lululemon Athletica Inc *	4,998	1,739,454
Mattel Inc *	8,894	155,200
McDonald's Corp	4,639	995,437
NIKE Inc 'B'	53,800	7,611,086
NVR Inc *	16	65,278
O'Reilly Automotive Inc *	3,131	1,416,997
Ollie's Bargain Outlet Holdings Inc *	2,132	174,334
Peloton Interactive Inc 'A' *	2,706	410,554
Planet Fitness Inc 'A' *	2,026	157,278
Polaris Inc	191	18,198
Pool Corp	1,679	625,428
Ross Stores Inc	12,443	1,528,125
Starbucks Corp	29,657	3,172,706
Tempur Sealy International Inc *	6,100	164,700
Tesla Inc *	33,190	23,421,187
The Home Depot Inc	23,561	6,258,273
The Scotts Miracle-Gro Co	1,637	325,992
The TJX Cos Inc	42,543	2,905,261
The Wendy's Co	8,125	178,100
Tractor Supply Co	5,074	713,303
Ulta Beauty Inc *	2,214	635,772
Vail Resorts Inc	132	36,823
VF Corp	748	63,887
Virgin Galactic Holdings Inc *	2,536	60,179
Vroom Inc *	1,021	41,830
Williams-Sonoma Inc	522	53,160
WW Grainger Inc	1,447	590,868
Wynn Resorts Ltd	1,059	119,487
Yum China Holdings Inc (China)	1,219	69,593
Yum! Brands Inc	955	103,675

		77,037,264

Consumer, Non-Cyclical - 20.6%

10X Genomics Inc 'A' *	2,466	349,186
2U Inc *	1,060	42,411
Abbott Laboratories	29,076	3,183,531
AbbVie Inc	72,741	7,794,198
ABIOMED Inc *	1,926	624,409
ACADIA Pharmaceuticals Inc *	4,957	265,001
Acceleron Pharma Inc *	2,115	270,593
Adaptive Biotechnologies Corp *	3,205	189,512
Agios Pharmaceuticals Inc *	284	12,306
Albertsons Cos Inc 'A' *	1,035	18,195
Alexion Pharmaceuticals Inc *	1,483	231,704
Align Technology Inc *	3,406	1,820,098
Alnylam Pharmaceuticals Inc *	5,106	663,627
Altria Group Inc	35,615	1,460,215
Amedisys Inc *	1,374	403,035
American Well Corp 'A' *	1,378	34,905
AmerisourceBergen Corp	3,007	293,964
Amgen Inc	25,569	5,878,824
Anthem Inc	2,797	898,089
Automatic Data Processing Inc	16,184	2,851,621
Avalara Inc *	3,580	590,306
Avantor Inc *	21,692	610,630
Avery Dennison Corp	1,535	238,094

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Baxter International Inc	9,367	$751,608
Berkeley Lights Inc *	304	27,181
Beyond Meat Inc *	1,866	233,250
Bio-Techne Corp	1,566	497,283
Biogen Inc *	2,066	505,881
BioMarin Pharmaceutical Inc *	7,267	637,243
Bluebird Bio Inc *	1,207	52,227
Booz Allen Hamilton Holding Corp	5,875	512,182
Bright Horizons Family Solutions Inc *	1,810	313,112
Bristol-Myers Squibb Co	35,967	2,231,033
Brown-Forman Corp 'A'	1,761	129,381
Brown-Forman Corp 'B'	6,813	541,157
Bruker Corp	1,922	104,038
Campbell Soup Co	4,312	208,485
Cardinal Health Inc	12,773	684,122
Centene Corp *	7,530	452,026
Charles River Laboratories International Inc *	1,874	468,238
Chegg Inc *	5,289	477,755
Chemed Corp	684	364,305
Church & Dwight Co Inc	10,817	943,567
Cigna Corp	4,199	874,148
Cintas Corp	3,440	1,215,902
CoreLogic Inc	232	17,938
CoStar Group Inc *	1,716	1,586,064
DaVita Inc *	538	63,161
DexCom Inc *	4,048	1,496,627
Dun & Bradstreet Holdings Inc *	1,845	45,940
Edwards Lifesciences Corp *	26,973	2,460,747
Eli Lilly & Co	36,971	6,242,184
Encompass Health Corp	1,883	155,705
Equifax Inc	3,909	753,812
Exact Sciences Corp *	5,659	749,761
Exelixis Inc *	5,179	103,943
FleetCor Technologies Inc *	3,622	988,190
Gartner Inc *	3,828	613,207
Global Blood Therapeutics Inc *	2,652	114,858
Grocery Outlet Holding Corp *	1,819	71,396
Guardant Health Inc *	3,597	463,581
H&R Block Inc	5,667	89,879
Haemonetics Corp *	2,101	249,494
HCA Healthcare Inc	6,105	1,004,028
Herbalife Nutrition Ltd *	470	22,583
Hill-Rom Holdings Inc	303	29,685
Hologic Inc *	7,928	577,396
Horizon Therapeutics Plc *	7,991	584,542
Humana Inc	2,220	910,799
ICU Medical Inc *	249	53,408
IDEXX Laboratories Inc *	3,696	1,847,520
IHS Markit Ltd	9,493	852,756
Illumina Inc *	6,421	2,375,770
Incyte Corp *	7,987	694,709
Insulet Corp *	2,858	730,591
Intuitive Surgical Inc *	5,079	4,155,130
Ionis Pharmaceuticals Inc *	2,915	164,814
Iovance Biotherapeutics Inc *	6,130	284,432
IQVIA Holdings Inc *	3,134	561,519
Johnson & Johnson	15,509	2,440,806
Kellogg Co	3,758	233,860
Laboratory Corp of America Holdings *	255	51,905
Lamb Weston Holdings Inc	1,365	107,480
MarketAxess Holdings Inc	1,619	923,737
Masimo Corp *	2,158	579,164
McCormick & Co Inc	6,044	577,806
McKesson Corp	5,295	920,906
Merck & Co Inc	96,909	7,927,156
Moderna Inc *	12,540	1,310,054
Molina Healthcare Inc *	1,735	369,000
Monster Beverage Corp *	16,262	1,503,910
Moody's Corp	7,098	2,060,124

	Shares	Value
Morningstar Inc	822	$190,351
Neurocrine Biosciences Inc *	4,107	393,656
Novocure Ltd *	4,413	763,626
Paylocity Holding Corp *	1,675	344,899
PayPal Holdings Inc *	51,546	12,072,073
Penumbra Inc *	1,450	253,750
PepsiCo Inc	44,717	6,631,531
Pilgrim's Pride Corp *	949	18,610
PPD Inc *	5,922	202,651
PRA Health Sciences Inc *	2,296	288,010
Quanta Services Inc	1,237	89,089
Quidel Corp *	1,605	288,338
Reata Pharmaceuticals Inc 'A' *	960	118,675
Regeneron Pharmaceuticals Inc *	4,229	2,043,072
Repligen Corp *	2,281	437,108
ResMed Inc	6,304	1,339,978
Reynolds Consumer Products Inc	415	12,467
Rollins Inc	8,419	328,930
Royalty Pharma PLC 'A'	2,035	101,852
S&P Global Inc	6,223	2,045,687
Sage Therapeutics Inc *	225	19,465
Sarepta Therapeutics Inc *	3,299	562,447
Seagen Inc *	5,553	972,552
Sprouts Farmers Market Inc *	4,322	86,872
Square Inc 'A' *	16,240	3,534,474
STERIS PLC	176	33,359
StoneCo Ltd 'A' * (Brazil)	8,834	741,349
Stryker Corp	4,962	1,215,888
Syneos Health Inc *	398	27,116
Sysco Corp	15,192	1,128,158
Tandem Diabetes Care Inc *	2,361	225,900
Teladoc Health Inc *	4,405	880,824
Teleflex Inc	1,296	533,395
The Boston Beer Co Inc 'A' *	394	391,750
The Clorox Co	3,939	795,363
The Coca-Cola Co	99,601	5,462,119
The Cooper Cos Inc	273	99,186
The Estee Lauder Cos Inc 'A'	8,668	2,307,335
The Hershey Co	5,000	761,650
The Procter & Gamble Co	47,861	6,659,380
Thermo Fisher Scientific Inc	10,175	4,739,311
TransUnion	7,544	748,516
UnitedHealth Group Inc	34,474	12,089,342
Varian Medical Systems Inc *	469	82,080
Verisk Analytics Inc	6,953	1,443,373
Vertex Pharmaceuticals Inc *	11,381	2,689,786
West Pharmaceutical Services Inc	3,222	912,825
WEX Inc *	144	29,308
Zoetis Inc	18,852	3,120,006

		171,328,137

Energy - 0.3%

Array Technologies Inc *	408	17,601
Cheniere Energy Inc *	10,025	601,801
Enphase Energy Inc *	4,628	812,075
Equitrans Midstream Corp	1,302	10,468
SolarEdge Technologies Inc *	2,146	684,832

		2,126,777

Financial - 6.1%

Alleghany Corp	45	27,166
American Tower Corp REIT	19,350	4,343,301
Americold Realty Trust REIT	726	27,102
Aon PLC 'A'	9,943	2,100,658
Apollo Global Management Inc	3,836	187,887
Ares Management Corp 'A'	4,444	209,090
Axis Capital Holdings Ltd	183	9,221
Brookfield Property REIT Inc 'A'	1,110	16,583
Brown & Brown Inc	384	18,205
Cboe Global Markets Inc	1,022	95,169

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
CoreSite Realty Corp REIT	1,223	$153,218
Credit Acceptance Corp *	40	13,846
Crown Castle International Corp REIT	17,050	2,714,190
Equinix Inc REIT	3,897	2,783,160
Equity LifeStyle Properties Inc REIT	3,226	204,399
Erie Indemnity Co 'A'	623	153,009
Extra Space Storage Inc REIT	3,889	450,580
GoHealth Inc 'A' *	1,143	15,613
Intercontinental Exchange Inc	8,553	986,075
Iron Mountain Inc REIT	7,607	224,254
LendingTree Inc *	451	123,479
Lincoln National Corp	1,046	52,624
LPL Financial Holdings Inc	213	22,199
Marsh & McLennan Cos Inc	17,318	2,026,206
Mastercard Inc 'A'	38,722	13,821,431
Primerica Inc	1,072	143,573
Public Storage REIT	4,297	992,306
RenaissanceRe Holdings Ltd (Bermuda)	786	130,335
Rocket Cos Inc 'A' *	1,618	32,716
SBA Communications Corp REIT	675	190,438
Simon Property Group Inc REIT	11,155	951,298
SLM Corp	3,787	46,921
T Rowe Price Group Inc	2,480	375,447
The Carlyle Group Inc	651	20,467
The Progressive Corp	7,374	729,141
The Western Union Co	3,333	73,126
Tradeweb Markets Inc 'A'	3,161	197,405
Virtu Financial Inc 'A'	2,735	68,840
Visa Inc 'A'	74,110	16,210,080

		50,940,758

Industrial - 3.6%

3M Co	16,321	2,852,748
Agilent Technologies Inc	1,131	134,012
Allegion PLC	2,575	299,678
Amcor PLC	10,474	123,279
Amphenol Corp 'A'	7,633	998,167
Armstrong World Industries Inc	864	64,273
Axon Enterprise Inc *	2,685	328,993
Ball Corp	13,053	1,216,279
Berry Global Group Inc *	1,855	104,232
BWX Technologies Inc	2,551	153,774
Carrier Global Corp	13,805	520,725
CH Robinson Worldwide Inc	845	79,320
Cognex Corp	7,340	589,292
Coherent Inc *	878	131,718
Crown Holdings Inc *	655	65,631
Donaldson Co Inc	498	27,828
Energizer Holdings Inc	2,128	89,759
Expeditors International of Washington Inc	4,534	431,229
frontdoor Inc *	540	27,113
Generac Holdings Inc *	2,460	559,429
Graco Inc	3,526	255,106
Graphic Packaging Holding Co	2,573	43,587
HEICO Corp	1,609	213,032
HEICO Corp 'A'	2,739	320,627
Huntington Ingalls Industries Inc	134	22,844
Illinois Tool Works Inc	6,104	1,244,483
Jabil Inc	1,329	56,522
JB Hunt Transport Services Inc	1,014	138,563
Keysight Technologies Inc *	2,721	359,417
Landstar System Inc	1,407	189,467
Lincoln Electric Holdings Inc	1,027	119,389
Lockheed Martin Corp	10,845	3,849,758
Mercury Systems Inc *	1,998	175,944
Mettler-Toledo International Inc *	974	1,110,048
MSA Safety Inc	396	59,158
Nordson Corp	2,070	415,966
Northrop Grumman Corp	6,313	1,923,697
Old Dominion Freight Line Inc	3,684	719,043

	Shares	Value
PerkinElmer Inc	898	$128,863
Rockwell Automation Inc	2,491	624,768
Roper Technologies Inc	615	265,120
The AZEK Co Inc *	498	19,148
The Toro Co	4,194	397,759
TransDigm Group Inc *	500	309,425
Trex Co Inc *	5,126	429,149
Union Pacific Corp	15,194	3,163,695
United Parcel Service Inc 'B'	20,749	3,494,132
Universal Display Corp	1,880	432,024
Vertiv Holdings Co	9,980	186,327
Waste Management Inc	2,389	281,735
Waters Corp *	222	54,927
XPO Logistics Inc *	138	16,450

		29,817,652

Technology - 36.7%

Accenture PLC 'A'	27,948	7,300,297
Activision Blizzard Inc	13,297	1,234,626
Adobe Inc *	21,111	10,558,033
Advanced Micro Devices Inc *	48,872	4,482,051
Akamai Technologies Inc *	5,741	602,748
Allegro MicroSystems Inc * (Japan)	576	15,356
Alteryx Inc 'A' *	2,389	290,956
Analog Devices Inc	1,908	281,869
ANSYS Inc *	3,770	1,371,526
Apple Inc	708,358	93,992,023
Applied Materials Inc	40,207	3,469,864
Aspen Technology Inc *	2,810	366,003
Atlassian Corp PLC 'A' *	5,753	1,345,454
Autodesk Inc *	6,383	1,948,985
BigCommerce Holdings Inc *	540	34,641
Bill.Com Holdings Inc *	3,204	437,346
Black Knight Inc *	6,703	592,210
Broadcom Inc	16,434	7,195,627
Broadridge Financial Solutions Inc	5,004	766,613
CACI International Inc 'A' *	173	43,134
Cadence Design Systems Inc *	12,025	1,640,571
CDK Global Inc	612	31,720
Ceridian HCM Holding Inc *	3,549	378,181
Cerner Corp	13,326	1,045,825
Change Healthcare Inc *	7,599	141,721
Citrix Systems Inc	1,520	197,752
Cloudflare Inc 'A' *	4,754	361,257
Cognizant Technology Solutions Corp 'A'	1,674	137,184
Coupa Software Inc *	3,012	1,020,797
Crowdstrike Holdings Inc 'A' *	4,821	1,021,184
Datadog Inc 'A' *	6,608	650,492
Datto Holding Corp *	598	16,146
Dell Technologies Inc 'C' *	770	56,433
DocuSign Inc *	7,800	1,733,940
Dropbox Inc 'A' *	10,452	231,930
Duck Creek Technologies Inc *	1,019	44,123
Dynatrace Inc *	7,948	343,910
Elastic NV *	2,930	428,161
Electronic Arts Inc	1,688	242,397
Entegris Inc	5,493	527,877
EPAM Systems Inc *	2,329	834,597
Everbridge Inc *	1,554	231,655
Fair Isaac Corp *	1,240	633,690
Fastly Inc 'A' *	3,396	296,709
Fiserv Inc *	7,431	846,094
Five9 Inc *	2,703	471,403
Fortinet Inc *	5,838	867,118
Genpact Ltd	3,211	132,807
Globant SA * (Argentina)	1,720	374,289
Guidewire Software Inc *	648	83,417
HubSpot Inc *	1,829	725,089
Inphi Corp *	2,063	331,050
Intuit Inc	11,058	4,200,381

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
IPG Photonics Corp *	130	$29,093
Jack Henry & Associates Inc	2,649	429,112
Jamf Holding Corp *	819	24,505
JFrog Ltd * (Israel)	485	30,473
KLA Corp	6,830	1,768,355
Lam Research Corp	6,359	3,003,165
Leidos Holdings Inc	640	67,277
Lumentum Holdings Inc *	308	29,198
Manhattan Associates Inc *	2,402	252,642
Maxim Integrated Products Inc	3,863	342,455
McAfee Corp 'A'	1,019	17,007
Medallia Inc *	3,996	132,747
Microchip Technology Inc	8,211	1,134,021
Microsoft Corp	328,690	73,107,230
MKS Instruments Inc	1,760	264,792
MongoDB Inc *	2,231	801,018
Monolithic Power Systems Inc	1,928	706,091
MSCI Inc	3,574	1,595,898
nCino Inc *	554	40,115
NetApp Inc	5,193	343,984
New Relic Inc *	2,277	148,916
Nutanix Inc 'A' *	8,582	273,508
NVIDIA Corp	25,911	13,530,724
Oak Street Health Inc *	640	39,142
Oracle Corp	72,784	4,708,397
PagerDuty Inc *	2,899	120,888
Paychex Inc	11,107	1,034,950
Paycom Software Inc *	2,146	970,529
Pegasystems Inc	1,562	208,152
Pluralsight Inc 'A' *	3,834	80,361
PTC Inc *	4,580	547,814
Pure Storage Inc 'A' *	5,982	135,253
QUALCOMM Inc	49,398	7,525,291
RealPage Inc *	3,245	283,094
RingCentral Inc 'A' *	3,449	1,307,068
salesforce.com Inc *	35,674	7,938,535
Science Applications International Corp	286	27,067
ServiceNow Inc *	8,532	4,696,269
Slack Technologies Inc 'A' *	16,583	700,466
Smartsheet Inc 'A' *	4,787	331,691
Splunk Inc *	6,996	1,188,550
SS&C Technologies Holdings Inc	2,061	149,938
Synopsys Inc *	6,122	1,587,067
Take-Two Interactive Software Inc *	4,649	966,016
Teradata Corp *	3,445	77,409
Teradyne Inc	7,220	865,606
Texas Instruments Inc	20,064	3,293,104
Twilio Inc 'A' *	5,105	1,728,043
Tyler Technologies Inc *	1,737	758,235
Unity Software Inc *	1,049	160,990
Veeva Systems Inc 'A' *	5,939	1,616,893
VMware Inc 'A' *	3,528	494,837
Workday Inc 'A' *	7,719	1,849,550
Xilinx Inc	10,748	1,523,744
Zebra Technologies Corp 'A' *	2,083	800,559
Zoom Video Communications Inc 'A' *	7,320	2,469,182
Zscaler Inc *	3,165	632,082
Zynga Inc 'A' *	31,395	309,869

		305,808,229

	Shares	Value
Utilities - 0.0%

NRG Energy Inc	3,731	$140,099

Total Common Stocks (Cost $410,968,672)		807,252,067

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 1000 Growth	76,922	18,548,971

Total Exchange-Traded Fund (Cost $17,140,805)		18,548,971

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $5,699,035; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $5,813,100)	$5,699,035	5,699,035

Total Short-Term Investment (Cost $5,699,035)		5,699,035

TOTAL INVESTMENTS - 99.9% (Cost $433,808,512)		831,500,073

DERIVATIVES - 0.1%		227,336

OTHER ASSETS & LIABILITIES, NET - 0.0%		348,010

NET ASSETS - 100.0%		$832,075,419

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund's composition by sector as a percentage of net assets was as follows:

Technology	36.7%
Consumer, Non-Cyclical	20.6%
Communications	19.9%
Consumer, Cyclical	9.3%
Financial	6.1%
Industrial	3.6%
Others (each less than 3.0%)	3.7%

99.9%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 E-Mini Index	03/21	20	$4,954,561	$5,154,200	$199,639
S&P 500 E-Mini Index	03/21	6	1,096,943	1,124,640	27,697

Total Futures Contracts					$227,336

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(c)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$807,252,067	$807,252,067	$-	$-
	Exchange-Traded Fund	18,548,971	18,548,971	-	-
	Short-Term Investment	5,699,035	-	5,699,035	-
	Derivatives:
	Equity Contracts
	Futures	227,336	227,336	-	-

	Total	$831,727,409	$826,028,374	$5,699,035	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 97.3%

Basic Materials - 3.7%

Air Products & Chemicals Inc	8,680	$2,371,550
Albemarle Corp	4,816	710,456
Ashland Global Holdings Inc	2,468	195,466
Axalta Coating Systems Ltd *	9,263	264,459
Cabot Corp	2,449	109,911
Celanese Corp	5,197	675,298
CF Industries Holdings Inc	9,391	363,526
Dow Inc	33,423	1,854,976
DuPont de Nemours Inc	33,125	2,355,519
Eastman Chemical Co	6,165	618,226
Ecolab Inc	8,993	1,945,725
Element Solutions Inc	9,683	171,680
FMC Corp	4,644	533,735
Freeport-McMoRan Inc	65,349	1,700,381
Huntsman Corp	8,936	224,651
International Flavors & Fragrances Inc	4,764	518,514
International Paper Co	17,547	872,437
Linde PLC (United Kingdom)	23,477	6,186,424
LyondellBasell Industries NV 'A'	11,639	1,066,831
NewMarket Corp	66	26,287
Newmont Corp	36,144	2,164,664
Nucor Corp	13,797	733,862
Olin Corp	6,362	156,251
PPG Industries Inc	10,619	1,531,472
Reliance Steel & Aluminum Co	2,789	333,983
Royal Gold Inc	831	88,385
RPM International Inc	936	84,970
Southern Copper Corp (Peru)	3,682	239,772
Steel Dynamics Inc	9,044	333,452
The Chemours Co	7,288	180,669
The Mosaic Co	15,190	349,522
Valvoline Inc	8,269	191,345
Westlake Chemical Corp	1,513	123,461
WR Grace & Co	1,610	88,260

		29,366,120

Communications - 10.8%

Alphabet Inc 'A' *	3,006	5,268,436
Alphabet Inc 'C' *	2,911	5,099,723
Arista Networks Inc *	466	135,406
AT&T Inc	318,741	9,166,991
CenturyLink Inc	50,331	490,727
Charter Communications Inc 'A' *	640	423,392
Ciena Corp *	6,722	355,258
Cisco Systems Inc	189,807	8,493,863
Comcast Corp 'A'	202,548	10,613,515
CommScope Holding Co Inc *	8,088	108,379
Corning Inc	33,812	1,217,232
Discovery Inc 'A' *	6,964	209,547
Discovery Inc 'C' *	14,322	375,093
DISH Network Corp 'A' *	11,425	369,484
eBay Inc	2,564	128,841
EchoStar Corp 'A' *	2,145	45,453
Expedia Group Inc	5,346	707,810
F5 Networks Inc *	2,801	492,808
FireEye Inc *	7,570	174,564
Fox Corp 'A'	14,918	434,412
Fox Corp 'B' *	7,690	222,087
Grubhub Inc *	3,656	271,531
Juniper Networks Inc	14,460	325,495
Liberty Broadband Corp 'A' *	1,105	174,126
Liberty Broadband Corp 'C' *	7,095	1,123,635
Liberty Media Corp-Liberty Formula One 'A' *	1,093	41,523
Liberty Media Corp-Liberty Formula One 'C' *	8,716	371,302
Liberty Media Corp-Liberty SiriusXM 'A' *	3,273	141,361
Liberty Media Corp-Liberty SiriusXM 'C' *	6,745	293,475

	Shares	Value
Lyft Inc 'A' *	10,967	$538,809
Madison Square Garden Entertainment Corp *	863	90,650
Motorola Solutions Inc	6,890	1,171,713
News Corp 'A'	17,065	306,658
News Corp 'B'	5,411	96,153
Nexstar Media Group Inc 'A'	649	70,864
Omnicom Group Inc	9,815	612,162
Pinterest Inc 'A' *	3,048	200,863
Sirius XM Holdings Inc	20,945	133,420
T-Mobile US Inc *	24,577	3,314,208
Telephone & Data Systems Inc	4,489	83,361
The Interpublic Group of Cos Inc	17,089	401,933
The New York Times Co 'A'	7,135	369,379
The Walt Disney Co *	80,784	14,636,445
TripAdvisor Inc *	4,486	129,107
Twitter Inc *	34,661	1,876,893
Uber Technologies Inc *	14,378	733,278
Ubiquiti Inc	89	24,787
United States Cellular Corp *	866	26,578
VeriSign Inc *	1,902	411,593
Verizon Communications Inc	185,211	10,881,146
ViacomCBS Inc 'A'	639	24,167
ViacomCBS Inc 'B'	24,737	921,701
ViaSat Inc *	2,571	83,943
Wayfair Inc 'A' *	259	58,485
Zillow Group Inc 'A' *	2,285	310,623
Zillow Group Inc 'C' *	5,633	731,163

		85,515,551

Consumer, Cyclical - 9.6%

Advance Auto Parts Inc	3,018	475,365
Alaska Air Group Inc	5,352	278,304
Allison Transmission Holdings Inc	1,769	76,297
American Airlines Group Inc	23,024	363,088
Aptiv PLC	12,092	1,575,467
Aramark	10,039	386,301
AutoNation Inc *	2,624	183,129
AutoZone Inc *	427	506,183
Best Buy Co Inc	8,442	842,427
BorgWarner Inc	9,103	351,740
Brunswick Corp	3,469	264,477
Burlington Stores Inc *	307	80,296
Capri Holdings Ltd *	6,332	265,944
CarMax Inc *	6,845	646,579
Carnival Corp	21,477	465,192
Carter’s Inc	1,911	179,768
Casey’s General Stores Inc	1,620	289,364
Choice Hotels International Inc	1,553	165,752
Columbia Sportswear Co	1,285	112,283
Copa Holdings SA 'A' (Panama)	1,324	102,253
Costco Wholesale Corp	2,294	864,333
Cummins Inc	6,630	1,505,673
Darden Restaurants Inc	5,808	691,849
Delta Air Lines Inc	28,810	1,158,450
Dick’s Sporting Goods Inc	2,751	154,634
Dolby Laboratories Inc 'A'	2,480	240,882
Dollar Tree Inc *	5,453	589,142
DR Horton Inc	14,881	1,025,599
Extended Stay America Inc	7,896	116,940
Fastenal Co	4,832	235,947
Foot Locker Inc	4,617	186,711
Ford Motor Co	175,834	1,545,581
General Motors Co	55,812	2,324,012
Gentex Corp	10,788	366,037
Genuine Parts Co	6,436	646,367
Hanesbrands Inc	15,472	225,582
Harley-Davidson Inc	6,825	250,477
Hasbro Inc	5,767	539,445
Hilton Worldwide Holdings Inc	12,276	1,365,828
Hyatt Hotels Corp ‘A’	1,560	115,830

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
IAA Inc *	4,566	$296,699
JetBlue Airways Corp *	12,024	174,829
Kohl’s Corp	6,912	281,249
L Brands Inc	10,235	380,640
Las Vegas Sands Corp	8,372	498,971
Lear Corp	2,635	419,044
Leggett & Platt Inc	5,805	257,161
Lennar Corp ‘A’	12,225	931,912
Lennar Corp ‘B’	700	42,840
Lions Gate Entertainment Corp ‘A’ *	3,318	37,726
Lions Gate Entertainment Corp ‘B’ *	4,958	51,464
LKQ Corp *	13,321	469,432
Marriott International Inc ‘A’	12,074	1,592,802
Mattel Inc *	6,504	113,495
McDonald’s Corp	28,517	6,119,178
MGM Resorts International	21,003	661,805
Mohawk Industries Inc *	2,555	360,127
MSC Industrial Direct Co Inc ‘A’	1,993	168,189
Newell Brands Inc	16,891	358,596
Nordstrom Inc	4,870	151,993
Norwegian Cruise Line Holdings Ltd *	12,454	316,705
Nu Skin Enterprises Inc ‘A’	2,289	125,048
NVR Inc *	135	550,781
Ollie’s Bargain Outlet Holdings Inc *	341	27,884
PACCAR Inc	15,284	1,318,703
Peloton Interactive Inc ‘A’*	8,583	1,302,213
Penske Automotive Group Inc	1,421	84,393
Planet Fitness Inc 'A' *	1,545	119,938
Polaris Inc	2,325	221,526
PulteGroup Inc	12,298	530,290
PVH Corp	3,134	294,251
Qurate Retail Inc 'A'	16,990	186,380
Ralph Lauren Corp	2,131	221,070
Ross Stores Inc	2,937	360,693
Royal Caribbean Cruises Ltd	7,871	587,885
Six Flags Entertainment Corp	3,406	116,145
Skechers U.S.A. Inc 'A' *	6,244	224,409
Southwest Airlines Co	26,557	1,237,822
Starbucks Corp	22,257	2,381,054
Tapestry Inc	12,162	377,995
Target Corp	22,334	3,942,621
Tempur Sealy International Inc *	2,184	58,968
The Gap Inc	8,145	164,448
The Home Depot Inc	24,008	6,377,005
The Madison Square Garden Co 'A' *	825	151,882
The Scotts Miracle-Gro Co	143	28,477
The TJX Cos Inc	10,331	705,504
Thor Industries Inc	2,567	238,705
Tiffany & Co	5,523	725,998
Toll Brothers Inc	5,166	224,566
Ulta Beauty Inc *	169	48,530
Under Armour Inc 'A' *	8,401	144,245
Under Armour Inc 'C' *	8,457	125,840
United Airlines Holdings Inc *	13,186	570,294
Univar Solutions Inc *	7,442	141,472
Vail Resorts Inc	1,663	463,910
VF Corp	13,666	1,167,213
Virgin Galactic Holdings Inc *	471	11,177
Vroom Inc *	402	16,470
Walgreens Boots Alliance Inc	32,577	1,299,171
Walmart Inc	62,287	8,978,671
Watsco Inc	1,433	324,646
Whirlpool Corp	2,722	491,294
Williams-Sonoma Inc	2,828	288,004
WW Grainger Inc	529	216,012
Wyndham Destinations Inc	3,748	168,135
Wyndham Hotels & Resorts Inc	4,032	239,662
Wynn Resorts Ltd	3,242	365,795
Yum China Holdings Inc (China)	16,775	957,685
Yum! Brands Inc	12,609	1,368,833

		75,718,098

	Shares	Value
Consumer, Non-Cyclical - 20.3%

2U Inc *	1,843	$73,738
Abbott Laboratories	47,593	5,210,958
AbbVie Inc	4,659	499,212
Acadia Healthcare Co Inc *	3,921	197,069
Acceleron Pharma Inc *	154	19,703
ADT Inc	5,313	41,707
Agios Pharmaceuticals Inc *	2,477	107,328
Albertsons Cos Inc 'A' *	1,875	32,963
Alexion Pharmaceuticals Inc *	8,162	1,275,231
Alkermes PLC *	7,042	140,488
Altria Group Inc	47,279	1,938,439
AMERCO	398	180,676
AmerisourceBergen Corp	3,334	325,932
Anthem Inc	8,267	2,654,451
Archer-Daniels-Midland Co	24,962	1,258,334
Automatic Data Processing Inc	2,759	486,136
Avery Dennison Corp	2,152	333,797
Baxter International Inc	13,350	1,071,204
Becton Dickinson and Co	12,409	3,104,980
Berkeley Lights Inc *	346	30,936
Beyond Meat Inc *	465	58,125
Bio-Rad Laboratories Inc 'A' *	957	557,874
Bio-Techne Corp	127	40,329
Biogen Inc *	4,776	1,169,451
BioMarin Pharmaceutical Inc *	750	65,768
Bluebird Bio Inc *	1,593	68,929
Boston Scientific Corp *	64,234	2,309,212
Bright Horizons Family Solutions Inc *	788	136,316
Bristol-Myers Squibb Co	64,462	3,998,578
Brown-Forman Corp 'A'	373	27,404
Brown-Forman Corp 'B'	1,193	94,760
Bruker Corp	2,649	143,390
Bunge Ltd	6,072	398,202
Campbell Soup Co	4,159	201,088
Catalent Inc *	7,382	768,245
Centene Corp *	18,266	1,096,508
Charles River Laboratories International Inc *	248	61,965
Cigna Corp	11,561	2,406,769
Cintas Corp	450	159,057
Colgate-Palmolive Co	37,658	3,220,136
Conagra Brands Inc	22,083	800,730
Constellation Brands Inc 'A'	7,197	1,576,503
CoreLogic Inc	3,305	255,543
Corteva Inc	33,831	1,309,936
Coty Inc 'A'	12,858	90,263
CVS Health Corp	58,427	3,990,564
Danaher Corp	27,982	6,215,921
DaVita Inc *	2,833	332,594
Dentsply Sirona Inc	9,933	520,092
Elanco Animal Health Inc *	20,237	620,669
Encompass Health Corp	2,382	196,968
Envista Holdings Corp *	7,121	240,191
Equifax Inc	1,374	264,962
Euronet Worldwide Inc *	2,210	320,273
Exact Sciences Corp *	870	115,266
Exelixis Inc *	8,511	170,816
Flowers Foods Inc	8,570	193,939
FTI Consulting Inc *	1,630	182,104
General Mills Inc	27,323	1,606,592
Gilead Sciences Inc	56,123	3,269,726
Global Payments Inc	13,300	2,865,086
Globus Medical Inc 'A' *	3,307	215,683
Graham Holdings Co 'B'	184	98,142
Grand Canyon Education Inc *	2,051	190,969
Grocery Outlet Holding Corp *	1,446	56,756
H&R Block Inc	2,557	40,554
Haemonetics Corp *	186	22,088
HCA Healthcare Inc	5,801	954,032

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Henry Schein Inc *	6,271	$419,279
Herbalife Nutrition Ltd *	3,578	171,923
Hill-Rom Holdings Inc	2,588	253,546
Hologic Inc *	3,457	251,773
Horizon Therapeutics Plc *	607	44,402
Hormel Foods Corp	12,415	578,663
Humana Inc	3,694	1,515,537
ICU Medical Inc *	635	136,201
IHS Markit Ltd	8,249	741,008
Ingredion Inc	2,952	232,234
Integra LifeSciences Holdings Corp *	3,184	206,705
Ionis Pharmaceuticals Inc *	2,918	164,984
IQVIA Holdings Inc *	5,345	957,664
Jazz Pharmaceuticals PLC *	2,378	392,489
John Wiley & Sons Inc 'A'	1,925	87,896
Johnson & Johnson	102,073	16,064,249
Kellogg Co	7,386	459,631
Keurig Dr Pepper Inc	20,078	642,496
Kimberly-Clark Corp	15,285	2,060,877
Laboratory Corp of America Holdings *	4,169	848,600
Lamb Weston Holdings Inc	4,949	389,684
Macquarie Infrastructure Corp	3,277	123,051
ManpowerGroup Inc	2,584	233,025
McCormick & Co Inc	4,880	466,528
McKesson Corp	1,813	315,317
Medtronic PLC	59,956	7,023,246
Merck & Co Inc	14,368	1,175,302
Molina Healthcare Inc *	867	184,394
Molson Coors Beverage Co 'B'	7,677	346,924
Mondelez International Inc 'A'	63,108	3,689,925
Morningstar Inc	195	45,156
Nektar Therapeutics *	7,733	131,461
Nielsen Holdings PLC	15,671	327,054
PepsiCo Inc	16,585	2,459,555
Perrigo Co PLC	6,008	268,678
Pfizer Inc	248,566	9,149,714
Philip Morris International Inc	69,550	5,758,044
Pilgrim’s Pride Corp *	1,877	36,808
Post Holdings Inc *	2,802	283,030
PPD Inc *	1,174	40,174
PRA Health Sciences Inc *	420	52,685
Premier Inc 'A'	5,424	190,382
QIAGEN NV *	10,164	537,167
Quanta Services Inc	4,869	350,665
Quest Diagnostics Inc	6,100	726,937
Reata Pharmaceuticals Inc 'A' *	139	17,183
Reynolds Consumer Products Inc	1,592	47,824
Robert Half International Inc	4,910	306,777
Rollins Inc	1,240	48,447
Royalty Pharma PLC 'A'	2,367	118,468
S&P Global Inc	4,449	1,462,520
Sabre Corp	12,714	152,822
Sage Therapeutics Inc *	2,114	182,882
Seaboard Corp	11	33,341
Service Corp International	7,649	375,566
Spectrum Brands Holdings Inc	1,892	149,430
Sprouts Farmers Market Inc *	1,034	20,783
STERIS PLC	3,555	673,815
Stryker Corp	10,529	2,580,026
Syneos Health Inc *	2,493	169,848
Sysco Corp	6,345	471,180
Tandem Diabetes Care Inc *	356	34,062
Teladoc Health Inc *	316	63,187
Teleflex Inc	758	311,970
Terminix Global Holdings Inc *	5,817	296,725
The Clorox Co	1,616	326,303
The Coca-Cola Co	71,364	3,913,602
The Cooper Cos Inc	1,960	712,107
The Estee Lauder Cos Inc 'A'	1,050	279,500
The Hain Celestial Group Inc *	3,631	145,785

	Shares	Value
The Hershey Co	1,502	$228,800
The JM Smucker Co	5,059	584,820
The Kraft Heinz Co	29,191	1,011,760
The Kroger Co	34,880	1,107,789
The Procter & Gamble Co	60,237	8,381,376
Thermo Fisher Scientific Inc	7,338	3,417,894
TransUnion	755	74,911
TreeHouse Foods Inc *	2,508	106,565
Tyson Foods Inc 'A'	13,032	839,782
United Rentals Inc *	3,300	765,303
United Therapeutics Corp *	1,908	289,615
UnitedHealth Group Inc	7,119	2,496,491
Universal Health Services Inc 'B'	3,239	445,362
US Foods Holding Corp *	9,804	326,571
Varian Medical Systems Inc *	3,531	617,960
Viatris Inc *	54,610	1,023,391
WEX Inc *	1,857	377,955
Zimmer Biomet Holdings Inc	9,337	1,438,738
Zoetis Inc	1,989	329,180

		159,975,829

Energy - 4.3%

Antero Midstream Corp	12,797	98,665
Apache Corp	16,606	235,639
Array Technologies Inc *	2,252	97,151
Baker Hughes Co	29,827	621,893
Cabot Oil & Gas Corp	17,244	280,732
Chevron Corp	86,092	7,270,469
Cimarex Energy Co	4,481	168,082
Concho Resources Inc	8,583	500,818
ConocoPhillips	48,402	1,935,596
Continental Resources Inc	3,337	54,393
Devon Energy Corp	16,792	265,482
Diamondback Energy Inc	7,274	352,062
EOG Resources Inc	26,282	1,310,683
EQT Corp	11,377	144,602
Equitrans Midstream Corp	16,533	132,925
Exxon Mobil Corp	189,176	7,797,835
First Solar Inc *	3,710	366,993
Halliburton Co	40,021	756,397
Helmerich & Payne Inc	4,663	107,995
Hess Corp	12,596	664,943
HollyFrontier Corp	6,662	172,213
Kinder Morgan Inc	87,653	1,198,217
Marathon Oil Corp	34,655	231,149
Marathon Petroleum Corp	29,148	1,205,561
Murphy Oil Corp	6,487	78,493
NOV Inc *	17,315	237,735
Occidental Petroleum Corp	37,582	650,544
ONEOK Inc	19,514	748,947
Parsley Energy Inc 'A'	13,430	190,706
Phillips 66	19,659	1,374,951
Pioneer Natural Resources Co	7,453	848,822
Schlumberger NV	62,443	1,363,131
Targa Resources Corp	10,279	271,160
The Williams Cos Inc	54,710	1,096,936
Valero Energy Corp	18,381	1,039,813
WPX Energy Inc *	17,942	146,227

		34,017,960

Financial - 23.2%

Affiliated Managers Group Inc	2,092	212,756
Aflac Inc	31,038	1,380,260
AGNC Investment Corp REIT	24,975	389,610
Air Lease Corp	4,752	211,084
Alexandria Real Estate Equities Inc REIT	5,652	1,007,299
Alleghany Corp	554	334,444
Alliance Data Systems Corp	2,004	148,496
Ally Financial Inc	16,918	603,296
American Campus Communities Inc REIT	6,108	261,239

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
American Express Co	29,223	$3,533,353
American Financial Group Inc	3,243	284,152
American Homes 4 Rent 'A' REIT	11,417	342,510
American International Group Inc	38,849	1,470,823
American National Group Inc	443	42,581
Americold Realty Trust REIT	8,394	313,348
Ameriprise Financial Inc	5,265	1,023,147
Annaly Capital Management Inc REIT	63,898	539,938
Apartment Income REIT Corp *	6,475	248,705
Apartment Investment and Management Co 'A' REIT	6,475	34,188
Apollo Global Management Inc	3,837	187,936
Apple Hospitality REIT Inc	9,353	120,747
Arch Capital Group Ltd *	18,049	651,027
Arthur J Gallagher & Co	8,513	1,053,143
Associated Banc-Corp	6,665	113,638
Assurant Inc	2,621	357,033
Assured Guaranty Ltd	3,745	117,930
Athene Holding Ltd 'A' *	5,154	222,344
AvalonBay Communities Inc REIT	6,358	1,020,014
Axis Capital Holdings Ltd	3,372	169,915
Bank of America Corp	345,736	10,479,258
Bank of Hawaii Corp	1,733	132,782
Bank OZK	5,448	170,359
Berkshire Hathaway Inc 'B' *	84,086	19,497,021
BlackRock Inc	6,578	4,746,290
BOK Financial Corp	1,400	95,872
Boston Properties Inc REIT	7,115	672,581
Brandywine Realty Trust REIT	7,410	88,253
Brighthouse Financial Inc *	4,387	158,831
Brixmor Property Group Inc REIT	13,218	218,758
Brown & Brown Inc	10,139	480,690
Camden Property Trust REIT	4,393	438,949
Capital One Financial Corp	20,406	2,017,133
Cboe Global Markets Inc	3,766	350,690
CBRE Group Inc 'A' *	14,841	930,827
Chubb Ltd	20,085	3,091,483
Cincinnati Financial Corp	6,662	582,059
Citigroup Inc	93,067	5,738,511
Citizens Financial Group Inc	19,029	680,477
CME Group Inc	15,860	2,887,313
CNA Financial Corp	1,277	49,752
Comerica Inc	6,119	341,807
Commerce Bancshares Inc	4,644	305,111
CoreSite Realty Corp REIT	585	73,289
Corporate Office Properties Trust REIT	5,009	130,635
Cousins Properties Inc REIT	6,605	221,267
Credit Acceptance Corp *	422	146,071
Crown Castle International Corp REIT	1,245	198,192
CubeSmart REIT	8,495	285,517
Cullen/Frost Bankers Inc	2,462	214,760
CyrusOne Inc REIT	5,223	382,062
Digital Realty Trust Inc REIT	12,029	1,678,166
Discover Financial Services	13,930	1,261,083
Douglas Emmett Inc REIT	7,423	216,603
Duke Realty Corp REIT	16,382	654,789
East West Bancorp Inc	6,200	314,402
Eaton Vance Corp	4,870	330,819
Empire State Realty Trust Inc 'A' REIT	6,526	60,822
EPR Properties REIT	3,478	113,035
Equitable Holdings Inc	17,884	457,652
Equity Commonwealth REIT	5,207	142,047
Equity LifeStyle Properties Inc REIT	4,512	285,880
Equity Residential REIT	16,614	984,878
Erie Indemnity Co 'A'	480	117,888
Essex Property Trust Inc REIT	2,978	707,037
Evercore Inc 'A'	1,762	193,186
Everest Re Group Ltd	1,820	426,044
Extra Space Storage Inc REIT	1,665	192,907
Federal Realty Investment Trust REIT	3,310	281,747

	Shares	Value
Fidelity National Financial Inc	11,776	$460,324
Fifth Third Bancorp	32,436	894,261
First American Financial Corp	4,771	246,327
First Citizens BancShares Inc 'A'	292	167,687
First Hawaiian Inc	5,783	136,363
First Horizon Corp	23,974	305,908
First Industrial Realty Trust Inc REIT	5,632	237,276
First Republic Bank	7,704	1,131,949
FNB Corp	14,388	136,686
Franklin Resources Inc	12,487	312,050
Gaming and Leisure Properties Inc REIT	9,147	387,833
Globe Life Inc	4,758	451,820
GoHealth Inc 'A' *	2,547	34,792
Healthcare Trust of America Inc 'A' REIT	9,559	263,255
Healthpeak Properties Inc REIT	24,575	742,902
Highwoods Properties Inc REIT	4,590	181,902
Host Hotels & Resorts Inc REIT	30,750	449,872
Hudson Pacific Properties Inc REIT	6,701	160,958
Huntington Bancshares Inc	45,883	579,502
Interactive Brokers Group Inc 'A'	3,218	196,041
Intercontinental Exchange Inc	15,752	1,816,048
Invesco Ltd	16,827	293,295
Invitation Homes Inc REIT	25,379	753,756
Iron Mountain Inc REIT	5,284	155,772
JBG SMITH Properties REIT	5,435	169,952
Jefferies Financial Group Inc	10,116	248,854
Jones Lang LaSalle Inc	2,264	335,910
JPMorgan Chase & Co	135,392	17,204,261
Kemper Corp	2,754	211,590
KeyCorp	44,660	732,871
Kilroy Realty Corp REIT	5,275	302,785
Kimco Realty Corp REIT	18,165	272,657
KKR & Co Inc	24,135	977,226
Lamar Advertising Co 'A' REIT	3,780	314,572
Lazard Ltd 'A'	4,500	190,350
Lemonade Inc *	657	80,482
LendingTree Inc *	29	7,940
Life Storage Inc REIT	2,080	248,331
Lincoln National Corp	7,421	373,350
Loews Corp	10,537	474,376
LPL Financial Holdings Inc	3,180	331,420
M&T Bank Corp	5,698	725,355
Markel Corp *	617	637,546
Marsh & McLennan Cos Inc	4,971	581,607
Medical Properties Trust Inc REIT	22,872	498,381
Mercury General Corp	1,219	63,644
MetLife Inc	34,582	1,623,625
MGIC Investment Corp	15,069	189,116
Mid-America Apartment Communities Inc REIT	5,217	660,942
Morgan Stanley	59,569	4,082,264
Nasdaq Inc	5,217	692,505
National Retail Properties Inc REIT	7,531	308,169
New Residential Investment Corp REIT	18,488	183,771
New York Community Bancorp Inc	20,070	211,738
Northern Trust Corp	8,739	813,950
Old Republic International Corp	12,629	248,918
Omega Healthcare Investors Inc REIT	9,894	359,350
OneMain Holdings Inc	2,900	139,664
Outfront Media Inc REIT	6,275	122,739
PacWest Bancorp	5,206	132,232
Paramount Group Inc REIT	8,442	76,316
Park Hotels & Resorts Inc REIT	10,683	183,213
People’s United Financial Inc	19,773	255,665
Pinnacle Financial Partners Inc	3,296	212,262
Popular Inc	3,873	218,127
Primerica Inc	688	92,144
Principal Financial Group Inc	12,075	599,041
Prologis Inc REIT	32,892	3,278,017
Prosperity Bancshares Inc	3,926	272,307

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Prudential Financial Inc	17,763	$1,386,757
Public Storage REIT	2,370	547,304
Raymond James Financial Inc	5,571	532,978
Rayonier Inc REIT	6,088	178,865
Realty Income Corp REIT	15,523	965,065
Regency Centers Corp REIT	7,786	354,964
Regions Financial Corp	43,630	703,316
Reinsurance Group of America Inc	2,979	345,266
RenaissanceRe Holdings Ltd (Bermuda)	1,478	245,082
Rexford Industrial Realty Inc REIT	5,678	278,847
Rocket Cos Inc 'A' *	2,512	50,793
Santander Consumer USA Holdings Inc	3,369	74,185
SBA Communications Corp REIT	4,313	1,216,827
SEI Investments Co	5,072	291,488
Signature Bank	2,287	309,408
Simon Property Group Inc REIT	2,893	246,715
SL Green Realty Corp REIT	3,450	205,551
SLM Corp	12,842	159,112
Spirit Realty Capital Inc REIT	4,590	184,380
Starwood Property Trust Inc REIT	12,017	231,928
State Street Corp	15,851	1,153,636
Sterling Bancorp	8,625	155,077
STORE Capital Corp REIT	10,515	357,300
Sun Communities Inc REIT	4,298	653,081
SVB Financial Group *	2,287	886,967
Synchrony Financial	26,586	922,800
Synovus Financial Corp	6,537	211,603
T Rowe Price Group Inc	7,602	1,150,867
TCF Financial Corp	6,635	245,628
TFS Financial Corp	2,566	45,239
The Allstate Corp	13,551	1,489,661
The Bank of New York Mellon Corp	35,994	1,527,585
The Carlyle Group Inc	4,708	148,020
The Charles Schwab Corp	61,548	3,264,506
The Goldman Sachs Group Inc	14,803	3,903,699
The Hanover Insurance Group Inc	1,689	197,478
The Hartford Financial Services Group Inc	16,316	799,158
The Howard Hughes Corp *	1,739	137,259
The Macerich Co REIT	1	11
The PNC Financial Services Group Inc	18,948	2,823,252
The Progressive Corp	18,716	1,850,638
The Travelers Cos Inc	11,411	1,601,762
The Western Union Co	14,537	318,942
Tradeweb Markets Inc 'A'	688	42,966
Truist Financial Corp	60,668	2,907,817
UDR Inc REIT	12,885	495,171
Umpqua Holdings Corp	9,815	148,599
Unum Group	9,072	208,112
US Bancorp	60,729	2,829,364
Ventas Inc REIT	16,989	833,141
VEREIT Inc REIT	9,498	358,929
VICI Properties Inc REIT	24,070	613,785
Virtu Financial Inc 'A'	374	9,414
Vornado Realty Trust REIT	8,078	301,633
Voya Financial Inc	5,526	324,984
Webster Financial Corp	3,994	168,347
Weingarten Realty Investors REIT	5,412	117,278
Wells Fargo & Co	167,829	5,065,079
Welltower Inc REIT	18,838	1,217,312
Western Alliance Bancorp	4,276	256,346
Weyerhaeuser Co REIT	33,653	1,128,385
White Mountains Insurance Group Ltd	135	135,089
Willis Towers Watson PLC	5,797	1,221,312
Wintrust Financial Corp	2,547	155,596
WP Carey Inc REIT	7,864	555,041
WR Berkley Corp	6,124	406,756
Zions Bancorp NA	7,101	308,467

		183,218,578

	Shares	Value
Industrial - 13.1%

3M Co	8,608	$1,504,592
Acuity Brands Inc	1,755	212,513
AECOM *	6,721	334,571
AGCO Corp	2,716	279,992
Agilent Technologies Inc	12,770	1,513,117
Allegion PLC	1,440	167,587
Amcor PLC	60,390	710,790
AMETEK Inc	10,420	1,260,195
Amphenol Corp 'A'	5,391	704,981
AO Smith Corp	5,836	319,930
AptarGroup Inc	2,825	386,714
Ardagh Group SA	1,357	23,354
Armstrong World Industries Inc	1,340	99,683
Arrow Electronics Inc *	3,429	333,642
Avnet Inc	4,374	153,571
Ball Corp	912	84,980
Berry Global Group Inc *	3,912	219,815
BWX Technologies Inc	1,525	91,927
Carlisle Cos Inc	2,376	371,084
Carrier Global Corp	25,294	954,090
Caterpillar Inc	24,199	4,404,702
CH Robinson Worldwide Inc	4,995	468,881
Clean Harbors Inc *	2,296	174,726
Coherent Inc *	235	35,255
Colfax Corp *	4,421	169,059
Crane Co	2,140	166,192
Crown Holdings Inc *	5,114	512,423
CSX Corp	34,078	3,092,579
Curtiss-Wright Corp	1,851	215,364
Deere & Co	12,599	3,389,761
Donaldson Co Inc	5,007	279,791
Dover Corp	6,550	826,938
Eagle Materials Inc	1,841	186,585
Eaton Corp PLC	18,036	2,166,845
Emerson Electric Co	26,831	2,156,407
Energizer Holdings Inc	714	30,117
Expeditors International of Washington Inc	2,826	268,781
FedEx Corp	10,794	2,802,338
FLIR Systems Inc	5,736	251,409
Flowserve Corp	5,805	213,914
Fortive Corp	13,449	952,458
Fortune Brands Home & Security Inc	6,138	526,149
frontdoor Inc *	3,178	159,567
Garmin Ltd	6,812	815,124
Gates Industrial Corp PLC *	2,357	30,075
Generac Holdings Inc *	240	54,578
General Dynamics Corp	11,434	1,701,608
General Electric Co	388,380	4,194,504
Graco Inc	3,685	266,610
GrafTech International Ltd	3,570	38,056
Graphic Packaging Holding Co	9,700	164,318
HEICO Corp	391	51,768
HEICO Corp 'A'	680	79,601
Hexcel Corp	3,719	180,334
Honeywell International Inc	31,384	6,675,377
Howmet Aerospace Inc	17,362	495,512
Hubbell Inc	2,376	372,533
Huntington Ingalls Industries Inc	1,576	268,677
IDEX Corp	3,414	680,069
Illinois Tool Works Inc	7,907	1,612,079
Ingersoll Rand Inc *	15,622	711,738
ITT Inc	3,802	292,830
Jabil Inc	5,313	225,962
Jacobs Engineering Group Inc	5,670	617,803
JB Hunt Transport Services Inc	2,692	367,862
Johnson Controls International PLC	32,454	1,512,032
Kansas City Southern	4,167	850,610
Keysight Technologies Inc *	5,714	754,762

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Kirby Corp *	2,658	$137,764
Knight-Swift Transportation Holdings Inc	5,497	229,885
L3Harris Technologies Inc	9,364	1,769,983
Landstar System Inc	320	43,091
Lennox International Inc	1,522	416,982
Lincoln Electric Holdings Inc	1,462	169,958
Littelfuse Inc	1,036	263,828
Martin Marietta Materials Inc	2,851	809,598
Masco Corp	11,686	641,912
MDU Resources Group Inc	8,895	234,294
Mercury Systems Inc *	454	39,979
Mettler-Toledo International Inc *	63	71,800
MSA Safety Inc	1,264	188,829
National Instruments Corp	5,666	248,964
Nordson Corp	469	94,246
Norfolk Southern Corp	11,436	2,717,308
Northrop Grumman Corp	565	172,167
nVent Electric PLC	6,933	161,470
Old Dominion Freight Line Inc	601	117,303
Oshkosh Corp	3,022	260,104
Otis Worldwide Corp	18,374	1,241,164
Owens Corning	4,892	370,618
Packaging Corp of America	4,263	587,910
Parker-Hannifin Corp	5,766	1,570,716
Pentair PLC	7,259	385,380
PerkinElmer Inc	4,090	586,915
Raytheon Technologies Corp	63,713	4,556,117
Regal Beloit Corp	1,780	218,602
Republic Services Inc	9,500	914,850
Rockwell Automation Inc	2,726	683,708
Roper Technologies Inc	4,045	1,743,759
Ryder System Inc	2,338	144,395
Schneider National Inc 'B'	2,631	54,462
Sealed Air Corp	6,835	312,975
Sensata Technologies Holding PLC *	6,786	357,894
Silgan Holdings Inc	3,509	130,114
Snap-on Inc	2,366	404,917
Sonoco Products Co	4,405	260,996
Spirit AeroSystems Holdings Inc 'A'	4,679	182,902
Stanley Black & Decker Inc	6,954	1,241,706
Stericycle Inc *	4,018	278,568
SYNNEX Corp	1,826	148,709
Teledyne Technologies Inc *	1,671	654,999
Textron Inc	10,319	498,717
The AZEK Co Inc *	1,614	62,058
The Boeing Co	23,867	5,108,970
The Middleby Corp *	2,457	316,756
The Timken Co	2,826	218,619
The Toro Co	472	44,764
Trane Technologies PLC	10,751	1,560,615
TransDigm Group Inc *	1,835	1,135,590
Trimble Inc *	11,436	763,582
Trinity Industries Inc	4,050	106,880
Union Pacific Corp	14,869	3,096,023
United Parcel Service Inc 'B'	10,796	1,818,046
Valmont Industries Inc	935	163,560
Vontier Corp *	5,379	179,659
Vulcan Materials Co	6,011	891,491
Waste Management Inc	16,589	1,956,341
Waters Corp *	2,520	623,498
Westinghouse Air Brake Technologies Corp	8,321	609,097
Westrock Co	11,285	491,236
Woodward Inc	2,482	301,637
XPO Logistics Inc *	3,794	452,245
Xylem Inc	7,963	810,554

		103,223,570

Technology - 7.0%

Activision Blizzard Inc	20,794	1,930,723
Advanced Micro Devices Inc *	3,650	334,742

	Shares	Value
Akamai Technologies Inc *	1,256	$131,867
Amdocs Ltd	6,072	430,687
Analog Devices Inc	14,606	2,157,744
Aspen Technology Inc *	257	33,474
Autodesk Inc *	3,325	1,015,256
Broadcom Inc	895	391,876
CACI International Inc 'A' *	916	228,386
CDK Global Inc	4,677	242,409
Ceridian HCM Holding Inc *	1,407	149,930
Change Healthcare Inc *	2,866	53,451
Cirrus Logic Inc *	2,606	214,213
Citrix Systems Inc	3,991	519,229
Cognizant Technology Solutions Corp 'A'	22,170	1,816,832
Concentrix Corp *	1,826	180,226
Cree Inc *	4,760	504,084
Crowdstrike Holdings Inc 'A' *	1,878	397,798
Dell Technologies Inc 'C' *	10,601	776,947
DXC Technology Co	11,316	291,387
Electronic Arts Inc	11,057	1,587,785
Entegris Inc	479	46,032
Fidelity National Information Services Inc	27,595	3,903,589
Fiserv Inc *	17,752	2,021,243
Genpact Ltd	5,041	208,496
Guidewire Software Inc *	2,959	380,912
Hewlett Packard Enterprise Co	59,217	701,721
HP Inc	61,368	1,509,039
Intel Corp	183,381	9,136,041
International Business Machines Corp	39,710	4,998,695
IPG Photonics Corp *	1,458	326,286
Jack Henry & Associates Inc	739	119,711
Jamf Holding Corp *	701	20,974
Leidos Holdings Inc	5,418	569,540
Lumentum Holdings Inc *	2,938	278,522
Manhattan Associates Inc *	382	40,179
Marvell Technology Group Ltd	29,726	1,413,174
Maxim Integrated Products Inc	8,070	715,406
Microchip Technology Inc	2,747	379,388
Micron Technology Inc *	49,695	3,736,070
MKS Instruments Inc	602	90,571
NCR Corp *	5,672	213,097
NetApp Inc	4,461	295,497
Nuance Communications Inc *	12,365	545,173
Oak Street Health Inc *	539	32,965
ON Semiconductor Corp *	17,847	584,132
Oracle Corp	10,438	675,234
Paychex Inc	3,009	280,379
Pegasystems Inc	223	29,717
Pure Storage Inc 'A' *	4,603	104,074
Qorvo Inc *	5,138	854,295
RealPage Inc *	619	54,002
salesforce.com Inc *	2,876	639,996
Science Applications International Corp	2,255	213,413
Skyworks Solutions Inc	7,541	1,152,868
SolarWinds Corp *	2,077	31,051
SS&C Technologies Holdings Inc	7,918	576,035
Synopsys Inc *	482	124,954
Take-Two Interactive Software Inc *	376	78,129
Teradata Corp *	1,437	32,289
Texas Instruments Inc	20,597	3,380,586
Twilio Inc 'A' *	1,041	352,379
Western Digital Corp	13,388	741,561
Xerox Holdings Corp	8,071	187,166
Zebra Technologies Corp 'A' *	201	77,250
Zynga Inc 'A' *	7,008	69,169

		55,310,046

Utilities - 5.3%

AES Corp	29,477	692,709
Alliant Energy Corp	11,434	589,194
Ameren Corp	11,142	869,744

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
American Electric Power Co Inc	22,348	$1,860,918
American Water Works Co Inc	8,165	1,253,083
Atmos Energy Corp	5,573	531,831
Avangrid Inc	2,528	114,898
CenterPoint Energy Inc	22,157	479,477
CMS Energy Corp	12,972	791,422
Consolidated Edison Inc	15,085	1,090,193
Dominion Energy Inc	36,424	2,739,085
DTE Energy Co	8,658	1,051,168
Duke Energy Corp	33,060	3,026,974
Edison International	16,202	1,017,810
Entergy Corp	9,083	906,847
Essential Utilities Inc	9,838	465,239
Evergy Inc	10,089	560,040
Eversource Energy	15,470	1,338,310
Exelon Corp	43,799	1,849,194
FirstEnergy Corp	24,124	738,436
Hawaiian Electric Industries Inc	4,774	168,952
IDACORP Inc	2,215	212,706
National Fuel Gas Co	3,691	151,811
NextEra Energy Inc	87,496	6,750,316
NiSource Inc	16,837	386,241
NRG Energy Inc	6,986	262,324
OGE Energy Corp	8,788	279,986
PG&E Corp *	58,312	726,567
Pinnacle West Capital Corp	4,950	395,752
PPL Corp	34,781	980,824
Public Service Enterprise Group Inc	22,730	1,325,159
Sempra Energy	13,044	1,661,936
The Southern Co	47,470	2,916,082
UGI Corp	9,147	319,779
Vistra Corp	21,460	421,904
WEC Energy Group Inc	14,202	1,307,010
Xcel Energy Inc	23,606	1,573,812

		41,807,733

Total Common Stocks (Cost $631,999,743)		768,153,485

EXCHANGE-TRADED FUND - 1.7%

iShares Russell 1000 Value	98,703	13,495,661

Total Exchange-Traded Fund (Cost $12,145,002)		13,495,661

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $5,976,988; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $6,096,600)	$5,976,988	$5,976,988

Total Short-Term Investment (Cost $5,976,988)		5,976,988

TOTAL INVESTMENTS - 99.8% (Cost $650,121,733)		787,626,134

DERIVATIVES - 0.0%		147,874

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,188,467

NET ASSETS - 100.0%		$788,962,475

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.2%
Consumer, Non-Cyclical	20.3%
Industrial	13.1%
Communications	10.8%
Consumer, Cyclical	9.6%
Technology	7.0%
Utilities	5.3%
Energy	4.3%
Basic Materials	3.7%
Others (each less than 3.0%)	2.5%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/21	20	$3,672,817	$3,748,800	$75,983
S&P MID 400 E-Mini Index	03/21	14	3,153,009	3,224,900	71,891

Total Futures Contracts					$147,874

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$768,153,485	$768,153,485	$-	$-
	Exchange-Traded Fund	13,495,661	13,495,661	-	-
	Short-Term Investment	5,976,988	-	5,976,988	-
	Derivatives:
	Equity Contracts
	Futures	147,874	147,874	-	-

	Total	$787,774,008	$781,797,020	$5,976,988	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 3.1%

Albemarle Corp	4,443	$655,431
Ashland Global Holdings Inc	2,301	182,239
Axalta Coating Systems Ltd *	8,837	252,296
Cabot Corp	2,313	103,807
Celanese Corp	4,904	637,226
CF Industries Holdings Inc	9,016	349,009
Eastman Chemical Co	5,709	572,499
Element Solutions Inc	8,735	154,872
FMC Corp	5,451	626,483
Freeport-McMoRan Inc	61,060	1,588,781
Huntsman Corp	8,342	209,718
International Flavors & Fragrances Inc	4,504	490,215
International Paper Co	16,556	823,164
LyondellBasell Industries NV 'A'	10,799	989,836
NewMarket Corp	290	115,504
Nucor Corp	12,687	674,822
Olin Corp	5,946	146,034
PPG Industries Inc	9,936	1,432,970
Reliance Steel & Aluminum Co	2,714	325,002
Royal Gold Inc	2,752	292,703
RPM International Inc	5,357	486,309
Steel Dynamics Inc	8,353	307,975
The Chemours Co	6,819	169,043
The Mosaic Co	14,462	332,771
Valvoline Inc	7,853	181,718
Westlake Chemical Corp	1,440	117,504
WR Grace & Co	2,378	130,362

		12,348,293

Communications - 8.6%

Altice USA Inc 'A' *	12,325	466,748
Anaplan Inc *	5,635	404,875
Arista Networks Inc *	2,471	717,998
Cable One Inc	225	501,237
CDW Corp	5,973	787,182
CenturyLink Inc	45,815	446,696
Ciena Corp *	6,376	336,972
CommScope Holding Co Inc *	7,993	107,106
Corning Inc	31,575	1,136,700
Discovery Inc 'A' *	6,412	192,937
Discovery Inc 'C' *	13,062	342,094
DISH Network Corp 'A' *	10,317	333,652
EchoStar Corp 'A' *	1,910	40,473
Etsy Inc *	4,952	881,010
Expedia Group Inc	5,692	753,621
F5 Networks Inc *	2,563	450,934
FactSet Research Systems Inc	1,561	519,032
FireEye Inc *	9,264	213,628
Fox Corp 'A'	13,927	405,554
Fox Corp 'B' *	6,681	192,947
GoDaddy Inc 'A' *	7,084	587,618
Grubhub Inc *	3,850	285,939
IAC/InterActiveCorp *	3,140	594,559
Juniper Networks Inc	13,579	305,663
Leslie’s Inc *	1,943	53,918
Liberty Broadband Corp 'A' *	1,093	172,235
Liberty Broadband Corp 'C' *	6,714	1,063,296
Liberty Media Corp-Liberty Formula One 'A' *	1,058	40,193
Liberty Media Corp-Liberty Formula One 'C' *	8,241	351,067
Liberty Media Corp-Liberty SiriusXM 'A' *	3,529	152,417
Liberty Media Corp-Liberty SiriusXM 'C' *	7,280	316,753
Lyft Inc 'A' *	10,266	504,369
Madison Square Garden Entertainment Corp *	759	79,725
Match Group Inc *	9,428	1,425,419
Motorola Solutions Inc	7,162	1,217,970
News Corp 'A'	16,299	292,893

	Shares	Value
News Corp 'B'	4,851	$86,202
Nexstar Media Group Inc 'A'	1,736	189,554
NortonLifeLock Inc	22,940	476,693
Okta Inc *	4,842	1,231,127
Omnicom Group Inc	8,952	558,336
Palo Alto Networks Inc *	3,921	1,393,484
Pinterest Inc 'A' *	16,915	1,114,698
Proofpoint Inc *	2,374	323,837
Roku Inc *	4,587	1,522,976
Sirius XM Holdings Inc	47,846	304,779
Spotify Technology SA *	5,513	1,734,721
Switch Inc 'A'	2,921	47,817
Telephone & Data Systems Inc	4,201	78,013
The Interpublic Group of Cos Inc	16,300	383,376
The New York Times Co 'A'	6,784	351,208
The Trade Desk Inc 'A' *	1,740	1,393,740
TripAdvisor Inc *	4,195	120,732
Twitter Inc *	32,722	1,771,896
Ubiquiti Inc	352	98,035
United States Cellular Corp *	598	18,353
VeriSign Inc *	4,252	920,133
ViacomCBS Inc 'A'	502	18,986
ViacomCBS Inc 'B'	22,845	851,205
ViaSat Inc *	2,446	79,862
Wayfair Inc 'A' *	2,981	673,140
World Wrestling Entertainment Inc 'A'	1,963	94,322
Zendesk Inc *	4,830	691,270
Zillow Group Inc 'A' *	2,466	335,228
Zillow Group Inc 'C' *	6,096	791,261

		34,330,414

Consumer, Cyclical - 13.1%

Advance Auto Parts Inc	2,753	433,625
Alaska Air Group Inc	5,050	262,600
Allison Transmission Holdings Inc	4,696	202,538
American Airlines Group Inc	22,892	361,007
Aptiv PLC	11,280	1,469,671
Aramark	9,593	369,139
AutoNation Inc *	2,555	178,313
AutoZone Inc *	983	1,165,288
Best Buy Co Inc	9,603	958,283
BorgWarner Inc	10,202	394,205
Brunswick Corp	3,284	250,372
Burlington Stores Inc *	2,736	715,601
Capri Holdings Ltd *	5,961	250,362
CarMax Inc *	6,844	646,484
Carnival Corp	19,925	431,575
Carter’s Inc	1,793	168,668
Carvana Co *	2,346	561,961
Casey’s General Stores Inc	1,532	273,646
Chipotle Mexican Grill Inc *	1,173	1,626,611
Choice Hotels International Inc	1,413	150,809
Columbia Sportswear Co	1,208	105,555
Copa Holdings SA 'A' (Panama)	1,284	99,163
Copart Inc *	8,652	1,100,967
Cummins Inc	6,208	1,409,837
Darden Restaurants Inc	5,475	652,182
Delta Air Lines Inc	26,847	1,079,518
Dick’s Sporting Goods Inc	2,577	144,853
Dolby Laboratories Inc 'A'	2,644	256,812
Dollar Tree Inc *	9,883	1,067,759
Domino’s Pizza Inc	1,629	624,656
DR Horton Inc	13,898	957,850
Extended Stay America Inc	7,218	106,899
Fastenal Co	24,078	1,175,729
Five Below Inc *	2,299	402,279
Floor & Decor Holdings Inc 'A' *	3,934	365,272
Foot Locker Inc	4,334	175,267
Ford Motor Co	164,252	1,443,775
Gentex Corp	10,193	345,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Genuine Parts Co	5,915	$594,043
Hanesbrands Inc	14,452	210,710
Harley-Davidson Inc	6,374	233,926
Hasbro Inc	5,354	500,813
Hilton Worldwide Holdings Inc	11,495	1,278,934
Hyatt Hotels Corp 'A'	1,455	108,034
IAA Inc *	5,600	363,888
JetBlue Airways Corp *	12,991	188,889
Kohl’s Corp	6,637	270,060
L Brands Inc	9,595	356,838
Lear Corp	2,500	397,575
Leggett & Platt Inc	5,509	244,049
Lennar Corp 'A'	11,394	868,565
Lennar Corp 'B'	629	38,495
Lions Gate Entertainment Corp 'A' *	1,903	21,637
Lions Gate Entertainment Corp 'B' *	3,990	41,416
Live Nation Entertainment Inc *	5,968	438,529
LKQ Corp *	12,662	446,209
Lululemon Athletica Inc *	4,785	1,665,324
Mattel Inc *	14,245	248,575
MGM Resorts International	19,815	624,371
Mohawk Industries Inc *	2,518	354,912
MSC Industrial Direct Co Inc 'A'	1,875	158,231
Newell Brands Inc	15,976	339,170
Nordstrom Inc	4,654	145,251
Norwegian Cruise Line Holdings Ltd *	13,383	340,330
Nu Skin Enterprises Inc 'A'	2,153	117,618
NVR Inc *	143	583,420
O’Reilly Automotive Inc *	3,009	1,361,783
Ollie’s Bargain Outlet Holdings Inc *	2,291	187,335
PACCAR Inc	14,285	1,232,510
Peloton Interactive Inc 'A' *	10,699	1,623,252
Penske Automotive Group Inc	1,310	77,801
Planet Fitness Inc 'A' *	3,508	272,326
Polaris Inc	2,432	231,721
Pool Corp	1,619	603,077
PulteGroup Inc	11,165	481,435
PVH Corp	2,944	276,412
Qurate Retail Inc 'A'	15,864	174,028
Ralph Lauren Corp	1,984	205,820
Royal Caribbean Cruises Ltd	7,782	581,238
Six Flags Entertainment Corp	3,243	110,586
Skechers U.S.A. Inc 'A' *	5,613	201,731
Southwest Airlines Co	24,819	1,156,814
Tapestry Inc	11,596	360,404
Tempur Sealy International Inc *	7,912	213,624
The Gap Inc	7,663	154,716
The Madison Square Garden Co 'A' *	773	142,309
The Scotts Miracle-Gro Co	1,691	336,746
The Wendy’s Co	7,479	163,940
Thor Industries Inc	2,185	203,183
Tiffany & Co	5,070	666,451
Toll Brothers Inc	4,808	209,004
Tractor Supply Co	4,850	681,813
Ulta Beauty Inc *	2,267	650,992
Under Armour Inc 'A' *	7,893	135,523
Under Armour Inc 'C' *	8,248	122,730
United Airlines Holdings Inc *	12,215	528,299
Univar Solutions Inc *	7,005	133,165
Vail Resorts Inc	1,708	476,464
VF Corp	13,576	1,159,526
Virgin Galactic Holdings Inc *	2,797	66,373
Vroom Inc *	1,347	55,187
Watsco Inc	1,363	308,788
Whirlpool Corp	2,566	463,137
Williams-Sonoma Inc	3,218	327,721
WW Grainger Inc	1,874	765,229
Wyndham Destinations Inc	3,459	155,171
Wyndham Hotels & Resorts Inc	3,828	227,536

	Shares	Value
Wynn Resorts Ltd	4,054	$457,413
Yum China Holdings Inc (China)	16,839	961,339

		52,469,443

Consumer, Non-Cyclical - 19.5%

10X Genomics Inc 'A' *	2,473	350,177
2U Inc *	2,827	113,108
ABIOMED Inc *	1,853	600,743
Acadia Healthcare Co Inc *	3,663	184,102
ACADIA Pharmaceuticals Inc *	4,638	247,947
Acceleron Pharma Inc *	2,145	274,431
Adaptive Biotechnologies Corp *	3,188	188,506
ADT Inc	6,416	50,366
Agios Pharmaceuticals Inc *	2,584	111,965
Albertsons Cos Inc 'A' *	1,886	33,156
Alexion Pharmaceuticals Inc *	8,958	1,399,598
Align Technology Inc *	3,287	1,756,507
Alkermes PLC *	6,576	131,191
Alnylam Pharmaceuticals Inc *	4,859	631,524
Amedisys Inc *	1,362	399,515
AMERCO	370	167,965
American Well Corp 'A' *	1,902	48,178
AmerisourceBergen Corp	6,096	595,945
Archer-Daniels-Midland Co	23,331	1,176,116
Avalara Inc *	3,471	572,333
Avantor Inc *	20,601	579,918
Avery Dennison Corp	3,484	540,403
Berkeley Lights Inc *	533	47,656
Beyond Meat Inc *	2,245	280,625
Bio-Rad Laboratories Inc 'A' *	883	514,736
Bio-Techne Corp	1,594	506,175
BioMarin Pharmaceutical Inc *	7,579	664,603
Bluebird Bio Inc *	2,800	121,156
Booz Allen Hamilton Holding Corp	5,661	493,526
Bright Horizons Family Solutions Inc *	2,520	435,935
Brown-Forman Corp 'A'	1,853	136,140
Brown-Forman Corp 'B'	7,638	606,686
Bruker Corp	4,326	234,166
Bunge Ltd	5,651	370,593
Campbell Soup Co	8,216	397,244
Cardinal Health Inc	12,316	659,645
Catalent Inc *	6,826	710,382
Charles River Laboratories International Inc *	2,046	511,214
Chegg Inc *	5,058	456,889
Chemed Corp	650	346,196
Church & Dwight Co Inc	10,448	911,379
Cintas Corp	3,717	1,313,811
Conagra Brands Inc	20,421	740,465
CoreLogic Inc	3,299	255,079
Corteva Inc	31,591	1,223,204
CoStar Group Inc *	1,642	1,517,668
Coty Inc 'A'	12,279	86,199
DaVita Inc *	3,209	376,737
Dentsply Sirona Inc	9,203	481,869
Dun & Bradstreet Holdings Inc *	3,653	90,960
Elanco Animal Health Inc *	18,917	580,184
Encompass Health Corp	4,125	341,096
Envista Holdings Corp *	6,684	225,451
Equifax Inc	5,091	981,748
Euronet Worldwide Inc *	2,120	307,230
Exact Sciences Corp *	6,253	828,460
Exelixis Inc *	12,749	255,872
FleetCor Technologies Inc *	3,472	947,266
Flowers Foods Inc	8,086	182,986
FTI Consulting Inc *	1,500	167,580
Gartner Inc *	3,643	583,572
Global Blood Therapeutics Inc *	2,717	117,673
Globus Medical Inc 'A' *	3,101	202,247
Graham Holdings Co 'B'	169	90,141
Grand Canyon Education Inc *	1,966	183,054

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Grocery Outlet Holding Corp *	2,945	$115,591
Guardant Health Inc *	3,439	443,218
H&R Block Inc	8,145	129,180
Haemonetics Corp *	2,083	247,356
Henry Schein Inc *	5,964	398,753
Herbalife Nutrition Ltd *	3,774	181,341
Hill-Rom Holdings Inc	2,904	284,505
Hologic Inc *	10,741	782,267
Horizon Therapeutics Plc *	8,147	595,953
Hormel Foods Corp	11,751	547,714
ICU Medical Inc *	872	187,035
IDEXX Laboratories Inc *	3,539	1,769,040
IHS Markit Ltd	16,717	1,501,688
Incyte Corp *	7,667	666,876
Ingredion Inc	2,838	223,265
Insulet Corp *	2,742	700,937
Integra LifeSciences Holdings Corp *	2,993	194,306
Ionis Pharmaceuticals Inc *	5,522	312,214
Iovance Biotherapeutics Inc *	5,763	267,403
IQVIA Holdings Inc *	8,007	1,434,614
Jazz Pharmaceuticals PLC *	2,263	373,508
John Wiley & Sons Inc 'A'	1,775	81,046
Kellogg Co	10,543	656,091
Laboratory Corp of America Holdings *	4,083	831,095
Lamb Weston Holdings Inc	6,142	483,621
Macquarie Infrastructure Corp	3,084	115,804
ManpowerGroup Inc	2,421	218,326
MarketAxess Holdings Inc	1,549	883,797
Masimo Corp *	2,049	549,911
McCormick & Co Inc	10,422	996,343
McKesson Corp	6,805	1,183,526
Moderna Inc *	12,023	1,256,043
Molina Healthcare Inc *	2,441	519,152
Molson Coors Beverage Co 'B'	7,359	332,553
Morningstar Inc	907	210,034
Nektar Therapeutics *	7,235	122,995
Neurocrine Biosciences Inc *	3,877	371,610
Nielsen Holdings PLC	14,855	310,024
Novocure Ltd *	4,257	736,631
Paylocity Holding Corp *	1,610	331,515
Penumbra Inc *	1,378	241,150
Perrigo Co PLC	5,711	255,396
Pilgrim’s Pride Corp *	2,288	44,868
Post Holdings Inc *	2,664	269,091
PPD Inc *	6,693	229,034
PRA Health Sciences Inc *	2,647	332,040
Premier Inc 'A'	5,118	179,642
QIAGEN NV *	9,392	496,367
Quanta Services Inc	5,847	421,101
Quest Diagnostics Inc	5,628	670,689
Quidel Corp *	1,537	276,122
Reata Pharmaceuticals Inc 'A' *	1,009	124,733
Repligen Corp *	2,243	429,826
ResMed Inc	6,018	1,279,186
Reynolds Consumer Products Inc	2,041	61,312
Robert Half International Inc	4,699	293,594
Rollins Inc	9,566	373,744
Royalty Pharma PLC 'A'	4,652	232,833
Sabre Corp	13,367	160,671
Sage Therapeutics Inc *	2,147	185,737
Sarepta Therapeutics Inc *	3,134	534,316
Seaboard Corp	11	33,341
Seagen Inc *	5,336	934,547
Service Corp International	6,950	341,245
Spectrum Brands Holdings Inc	1,769	139,716
Sprouts Farmers Market Inc *	4,898	98,450
STERIS PLC	3,512	665,664
StoneCo Ltd 'A' * (Brazil)	8,489	712,397
Syneos Health Inc *	3,161	215,359
Tandem Diabetes Care Inc *	2,482	237,478

	Shares	Value
Teladoc Health Inc *	4,531	$906,019
Teleflex Inc	1,955	804,619
Terminix Global Holdings Inc *	5,504	280,759
The Boston Beer Co Inc 'A' *	372	369,876
The Clorox Co	5,284	1,066,945
The Cooper Cos Inc	2,037	740,083
The Hain Celestial Group Inc *	3,352	134,583
The Hershey Co	6,212	946,274
The JM Smucker Co	4,625	534,650
The Kroger Co	32,530	1,033,153
TransUnion	7,999	793,661
TreeHouse Foods Inc *	2,322	98,662
Tyson Foods Inc 'A'	12,107	780,175
United Rentals Inc *	3,031	702,919
United Therapeutics Corp *	1,881	285,517
Universal Health Services Inc 'B'	3,097	425,837
US Foods Holding Corp *	9,226	307,318
Varian Medical Systems Inc *	3,797	664,513
Verisk Analytics Inc	6,678	1,386,286
Viatris Inc *	50,538	947,082
West Pharmaceutical Services Inc	3,102	878,828
WEX Inc *	1,851	376,734
Zimmer Biomet Holdings Inc	8,724	1,344,281

		78,464,496

Energy - 3.0%

Antero Midstream Corp	12,018	92,659
Apache Corp	15,796	224,145
Array Technologies Inc *	2,307	99,524
Baker Hughes Co	27,635	576,190
Cabot Oil & Gas Corp	16,358	266,308
Cheniere Energy Inc *	9,741	584,752
Cimarex Energy Co	4,156	155,892
Concho Resources Inc	8,322	485,589
Continental Resources Inc	3,153	51,394
Devon Energy Corp	15,849	250,573
Diamondback Energy Inc	6,630	320,892
Enphase Energy Inc *	4,447	780,315
EQT Corp	11,569	147,042
Equitrans Midstream Corp	17,100	137,484
First Solar Inc *	3,832	379,062
Halliburton Co	36,876	696,956
Helmerich & Payne Inc	4,440	102,830
Hess Corp	11,561	610,305
HollyFrontier Corp	6,144	158,822
Marathon Oil Corp	32,967	219,890
Marathon Petroleum Corp	27,256	1,127,308
Murphy Oil Corp	6,115	73,992
NOV Inc *	16,111	221,204
Occidental Petroleum Corp	35,265	610,437
ONEOK Inc	18,580	713,100
Parsley Energy Inc 'A'	12,583	178,679
Pioneer Natural Resources Co	6,913	787,322
SolarEdge Technologies Inc *	2,052	654,834
Targa Resources Corp	9,658	254,778
The Williams Cos Inc	51,208	1,026,720
WPX Energy Inc *	16,820	137,083

		12,126,081

Financial - 17.0%

Affiliated Managers Group Inc	1,895	192,721
AGNC Investment Corp REIT	22,488	350,813
Air Lease Corp	4,489	199,401
Alexandria Real Estate Equities Inc REIT	5,638	1,004,804
Alleghany Corp	568	342,896
Alliance Data Systems Corp	1,966	145,681
Ally Financial Inc	15,727	560,825
American Campus Communities Inc REIT	5,740	245,500
American Financial Group Inc	2,948	258,304
American Homes 4 Rent 'A' REIT	11,482	344,460

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
American National Group Inc	407	$39,121
Americold Realty Trust REIT	8,501	317,342
Ameriprise Financial Inc	4,968	965,431
Annaly Capital Management Inc REIT	59,094	499,344
Apartment Income REIT Corp REIT *	6,210	238,526
Apartment Investment and Management Co 'A' REIT	6,210	32,789
Apollo Global Management Inc	7,148	350,109
Apple Hospitality REIT Inc	8,809	113,724
Arch Capital Group Ltd *	16,554	597,103
Ares Management Corp 'A'	4,087	192,293
Arthur J Gallagher & Co	8,036	994,134
Associated Banc-Corp	5,871	100,101
Assurant Inc	2,486	338,643
Athene Holding Ltd 'A' *	4,619	199,264
AvalonBay Communities Inc REIT	5,926	950,708
Axis Capital Holdings Ltd	3,453	173,997
Bank of Hawaii Corp	1,639	125,580
Bank OZK	5,073	158,633
BOK Financial Corp	1,313	89,914
Boston Properties Inc REIT	6,549	619,077
Brandywine Realty Trust REIT	6,585	78,427
Brighthouse Financial Inc *	3,868	140,041
Brixmor Property Group Inc REIT	12,442	205,915
Brookfield Property REIT Inc 'A'	1,241	18,541
Brown & Brown Inc	9,921	470,355
Camden Property Trust REIT	4,057	405,375
Cboe Global Markets Inc	4,488	417,923
CBRE Group Inc 'A' *	14,046	880,965
Cincinnati Financial Corp	6,301	550,518
Citizens Financial Group Inc	17,941	641,570
CNA Financial Corp	1,105	43,051
Comerica Inc	5,887	328,848
Commerce Bancshares Inc	4,557	299,395
CoreSite Realty Corp REIT	1,672	209,468
Corporate Office Properties Trust REIT	4,614	120,333
Cousins Properties Inc REIT	6,205	207,867
Credit Acceptance Corp *	412	142,610
CubeSmart REIT	7,965	267,704
Cullen/Frost Bankers Inc	2,356	205,514
CyrusOne Inc REIT	5,059	370,066
Discover Financial Services	12,903	1,168,109
Douglas Emmett Inc REIT	7,013	204,639
Duke Realty Corp REIT	15,381	614,779
East West Bancorp Inc	5,886	298,479
Eaton Vance Corp	4,634	314,788
Empire State Realty Trust Inc 'A' REIT	5,983	55,762
EPR Properties REIT	3,135	101,887
Equitable Holdings Inc	16,643	425,894
Equity Commonwealth REIT	4,806	131,108
Equity LifeStyle Properties Inc REIT	7,319	463,732
Equity Residential REIT	15,478	917,536
Erie Indemnity Co 'A'	1,103	270,897
Essex Property Trust Inc REIT	2,746	651,955
Evercore Inc 'A'	1,661	182,112
Everest Re Group Ltd	1,661	388,823
Extra Space Storage Inc REIT	5,258	609,192
Federal Realty Investment Trust REIT	3,193	271,788
Fidelity National Financial Inc	11,503	449,652
Fifth Third Bancorp	29,944	825,556
First American Financial Corp	4,573	236,104
First Citizens BancShares Inc 'A'	262	150,459
First Hawaiian Inc	5,342	125,964
First Horizon Corp	23,082	294,526
First Industrial Realty Trust Inc REIT	5,477	230,746
First Republic Bank	7,286	1,070,532
FNB Corp	13,485	128,107
Franklin Resources Inc	11,385	284,511
Gaming and Leisure Properties Inc REIT	9,235	391,564
Globe Life Inc	4,381	416,020

	Shares	Value
GoHealth Inc 'A' *	1,999	$27,306
Healthcare Trust of America Inc 'A' REIT	9,053	249,320
Healthpeak Properties Inc REIT	22,705	686,372
Highwoods Properties Inc REIT	4,315	171,003
Host Hotels & Resorts Inc REIT	29,322	428,981
Hudson Pacific Properties Inc REIT	6,295	151,206
Huntington Bancshares Inc	42,519	537,015
Interactive Brokers Group Inc 'A'	3,062	186,537
Invesco Ltd	15,780	275,045
Invitation Homes Inc REIT	23,622	701,573
Iron Mountain Inc REIT	11,945	352,139
JBG SMITH Properties REIT	5,074	158,664
Jefferies Financial Group Inc	9,066	223,024
Jones Lang LaSalle Inc	2,155	319,737
Kemper Corp	2,578	198,068
KeyCorp	40,899	671,153
Kilroy Realty Corp REIT	4,826	277,012
Kimco Realty Corp REIT	17,369	260,709
KKR & Co Inc	22,758	921,471
Lamar Advertising Co 'A' REIT	3,603	299,842
Lazard Ltd 'A'	4,217	178,379
Lemonade Inc *	568	69,580
LendingTree Inc *	461	126,217
Life Storage Inc REIT	2,033	242,720
Lincoln National Corp	8,123	408,668
Loews Corp	9,848	443,357
LPL Financial Holdings Inc	3,297	343,613
M&T Bank Corp	5,391	686,274
Markel Corp *	569	587,948
Medical Properties Trust Inc REIT	21,861	476,351
Mercury General Corp	1,156	60,355
MGIC Investment Corp	14,108	177,055
Mid-America Apartment Communities Inc REIT	4,795	607,479
Nasdaq Inc	4,791	635,957
National Retail Properties Inc REIT	7,211	295,074
New Residential Investment Corp REIT	17,642	175,361
New York Community Bancorp Inc	18,631	196,557
Northern Trust Corp	8,087	753,223
Old Republic International Corp	11,698	230,568
Omega Healthcare Investors Inc REIT	9,439	342,824
OneMain Holdings Inc	2,714	130,706
Outfront Media Inc REIT	6,101	119,336
PacWest Bancorp	4,900	124,460
Paramount Group Inc REIT	7,721	69,798
Park Hotels & Resorts Inc REIT	9,956	170,745
People’s United Financial Inc	17,647	228,176
Pinnacle Financial Partners Inc	3,080	198,352
Popular Inc	3,466	195,205
Primerica Inc	1,639	219,511
Principal Financial Group Inc	11,401	565,604
Prosperity Bancshares Inc	3,730	258,713
Prudential Financial Inc	16,667	1,301,193
Raymond James Financial Inc	5,167	494,327
Rayonier Inc REIT	5,481	161,032
Realty Income Corp REIT	14,792	919,619
Regency Centers Corp REIT	7,121	324,646
Regions Financial Corp	40,450	652,054
Reinsurance Group of America Inc	2,848	330,083
RenaissanceRe Holdings Ltd (Bermuda)	2,138	354,523
Rexford Industrial Realty Inc REIT	5,105	250,707
Santander Consumer USA Holdings Inc	3,058	67,337
SEI Investments Co	4,679	268,902
Signature Bank	2,190	296,285
Simon Property Group Inc REIT	13,620	1,161,514
SL Green Realty Corp REIT	3,056	182,076
SLM Corp	15,617	193,495
Spirit Realty Capital Inc REIT	4,304	172,892
Starwood Property Trust Inc REIT	11,501	221,969
State Street Corp	14,752	1,073,651

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Sterling Bancorp	8,107	$145,764
STORE Capital Corp REIT	10,159	345,203
Sun Communities Inc REIT	4,454	676,785
SVB Financial Group *	2,164	839,264
Synchrony Financial	24,544	851,922
Synovus Financial Corp	6,152	199,140
T Rowe Price Group Inc	9,525	1,441,990
TCF Financial Corp	6,453	238,890
TFS Financial Corp	1,945	34,290
The Carlyle Group Inc	5,262	165,437
The Hanover Insurance Group Inc	1,509	176,432
The Hartford Financial Services Group Inc	15,052	737,247
The Howard Hughes Corp *	1,642	129,603
The Western Union Co	17,119	375,591
Tradeweb Markets Inc 'A'	3,680	229,816
UDR Inc REIT	12,336	474,072
Umpqua Holdings Corp	8,979	135,942
Unum Group	8,583	196,894
Ventas Inc REIT	15,716	770,713
VEREIT Inc REIT	9,035	341,418
VICI Properties Inc REIT	22,505	573,877
Virtu Financial Inc 'A'	2,635	66,323
Vornado Realty Trust REIT	7,455	278,370
Voya Financial Inc	5,328	313,340
Webster Financial Corp	3,758	158,400
Weingarten Realty Investors REIT	5,126	111,080
Welltower Inc REIT	17,609	1,137,894
Western Alliance Bancorp	4,121	247,054
Weyerhaeuser Co REIT	31,455	1,054,686
White Mountains Insurance Group Ltd	138	138,091
Willis Towers Watson PLC	5,413	1,140,411
Wintrust Financial Corp	2,395	146,311
WP Carey Inc REIT	7,327	517,140
WR Berkley Corp	5,861	389,288
Zions Bancorp NA	6,771	294,132

		68,334,403

Industrial - 13.9%

Acuity Brands Inc	1,562	189,143
AECOM *	6,370	317,099
AGCO Corp	2,675	275,766
Agilent Technologies Inc	13,028	1,543,688
Allegion PLC	3,851	448,179
Amcor PLC	66,136	778,421
AMETEK Inc	9,653	1,167,434
Amphenol Corp 'A'	12,317	1,610,694
AO Smith Corp	5,553	304,415
AptarGroup Inc	2,676	366,318
Ardagh Group SA	734	12,632
Armstrong World Industries Inc	1,984	147,590
Arrow Electronics Inc *	3,190	310,387
Avnet Inc	4,047	142,090
Axon Enterprise Inc *	2,613	320,171
Ball Corp	13,464	1,254,576
Berry Global Group Inc *	5,549	311,798
BWX Technologies Inc	3,960	238,709
Carlisle Cos Inc	2,187	341,566
Carrier Global Corp	36,570	1,379,420
CH Robinson Worldwide Inc	5,545	520,509
Clean Harbors Inc *	2,160	164,376
Cognex Corp	7,068	567,454
Coherent Inc *	1,010	151,520
Colfax Corp *	4,122	157,625
Crane Co	2,078	161,377
Crown Holdings Inc *	5,429	543,986
Curtiss-Wright Corp	1,730	201,285
Donaldson Co Inc	5,309	296,667
Dover Corp	6,050	763,812
Eagle Materials Inc	1,728	175,133
Energizer Holdings Inc	2,604	109,837

	Shares	Value
Expeditors International of Washington Inc	7,098	$675,091
FLIR Systems Inc	5,470	239,750
Flowserve Corp	5,511	203,080
Fortive Corp	12,526	887,091
Fortune Brands Home & Security Inc	5,768	494,433
frontdoor Inc *	3,575	179,501
Garmin Ltd	6,297	753,499
Gates Industrial Corp PLC *	1,746	22,279
Generac Holdings Inc *	2,550	579,895
Graco Inc	7,050	510,067
GrafTech International Ltd	2,952	31,468
Graphic Packaging Holding Co	11,483	194,522
HEICO Corp	1,845	244,278
HEICO Corp 'A'	3,202	374,826
Hexcel Corp	3,516	170,491
Howmet Aerospace Inc	16,466	469,940
Hubbell Inc	2,268	355,600
Huntington Ingalls Industries Inc	1,658	282,656
IDEX Corp	3,171	631,663
Ingersoll Rand Inc *	14,588	664,629
ITT Inc	3,630	279,583
Jabil Inc	6,133	260,836
Jacobs Engineering Group Inc	5,271	574,328
JB Hunt Transport Services Inc	3,530	482,374
Johnson Controls International PLC	30,624	1,426,772
Kansas City Southern	3,932	802,639
Keysight Technologies Inc *	7,874	1,040,077
Kirby Corp *	2,518	130,508
Knight-Swift Transportation Holdings Inc	5,235	218,928
Landstar System Inc	1,682	226,498
Lennox International Inc	1,446	396,161
Lincoln Electric Holdings Inc	2,470	287,137
Littelfuse Inc	990	252,113
Martin Marietta Materials Inc	2,613	742,014
Masco Corp	11,002	604,340
MDU Resources Group Inc	8,363	220,281
Mercury Systems Inc *	2,277	200,513
Mettler-Toledo International Inc *	987	1,124,864
MSA Safety Inc	1,586	236,933
National Instruments Corp	5,441	239,078
Nordson Corp	2,406	483,486
nVent Electric PLC	6,574	153,108
Old Dominion Freight Line Inc	4,092	798,677
Oshkosh Corp	2,830	243,578
Otis Worldwide Corp	17,187	1,160,982
Owens Corning	4,613	349,481
Packaging Corp of America	3,936	542,814
Parker-Hannifin Corp	5,392	1,468,835
Pentair PLC	6,851	363,720
PerkinElmer Inc	4,667	669,714
Regal Beloit Corp	1,733	212,830
Republic Services Inc	8,785	845,995
Rockwell Automation Inc	4,882	1,224,454
Ryder System Inc	2,168	133,896
Schneider National Inc 'B'	2,441	50,529
Sealed Air Corp	6,506	297,910
Sensata Technologies Holding PLC *	6,455	340,437
Silgan Holdings Inc	3,240	120,139
Snap-on Inc	2,263	387,290
Sonoco Products Co	4,185	247,961
Spirit AeroSystems Holdings Inc 'A'	4,454	174,107
Stanley Black & Decker Inc	6,493	1,159,390
Stericycle Inc *	3,921	271,843
SYNNEX Corp	1,743	141,950
Teledyne Technologies Inc *	1,526	598,161
Textron Inc	9,502	459,232
The AZEK Co Inc *	2,990	114,966
The Middleby Corp *	2,307	297,418
The Timken Co	2,635	203,844
The Toro Co	4,479	424,788

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Trane Technologies PLC	10,056	$1,459,729
TransDigm Group Inc *	2,199	1,360,851
Trex Co Inc *	4,844	405,540
Trimble Inc *	10,498	700,951
Trinity Industries Inc	3,643	96,139
Universal Display Corp	1,801	413,870
Valmont Industries Inc	935	163,560
Vertiv Holdings Co	9,214	172,025
Vontier Corp *	4,963	165,764
Vulcan Materials Co	5,552	823,417
Waters Corp *	2,563	634,137
Westinghouse Air Brake Technologies Corp	7,618	557,638
Westrock Co	10,787	469,558
Woodward Inc	2,342	284,623
XPO Logistics Inc *	3,799	452,841
Xylem Inc	7,530	766,479

		55,853,070

Technology - 14.9%

Akamai Technologies Inc *	6,685	701,858
Allegro MicroSystems Inc * (Japan)	1,214	32,365
Alteryx Inc 'A' *	2,206	268,669
Amdocs Ltd	5,564	394,655
ANSYS Inc *	3,608	1,312,590
Aspen Technology Inc *	2,828	368,347
BigCommerce Holdings Inc *	373	23,928
Bill.Com Holdings Inc *	3,079	420,284
Black Knight Inc *	6,314	557,842
Broadridge Financial Solutions Inc	4,801	735,513
CACI International Inc 'A' *	1,035	258,057
Cadence Design Systems Inc *	11,608	1,583,679
CDK Global Inc	5,118	265,266
Ceridian HCM Holding Inc *	4,851	516,923
Cerner Corp	12,792	1,003,916
Change Healthcare Inc *	10,143	189,167
Cirrus Logic Inc *	2,439	200,486
Citrix Systems Inc	5,166	672,097
Cloudflare Inc 'A' *	4,555	346,134
Concentrix Corp *	1,743	172,034
Coupa Software Inc *	2,894	980,806
Cree Inc *	4,647	492,117
Crowdstrike Holdings Inc 'A' *	6,379	1,351,200
Datadog Inc 'A' *	6,382	628,244
Datto Holding Corp *	1,004	27,108
DocuSign Inc *	7,508	1,669,028
Dropbox Inc 'A' *	10,347	229,600
Duck Creek Technologies Inc *	957	41,438
DXC Technology Co	10,613	273,285
Dynatrace Inc *	7,638	330,496
Elastic NV *	2,826	412,963
Entegris Inc	5,703	548,058
EPAM Systems Inc *	2,227	798,045
Everbridge Inc *	1,517	226,139
Fair Isaac Corp *	1,178	602,005
Fastly Inc 'A' *	3,294	287,797
Five9 Inc *	2,645	461,288
Fortinet Inc *	5,570	827,312
Genpact Ltd	7,877	325,793
Globant SA * (Argentina)	1,660	361,233
Guidewire Software Inc *	3,587	461,755
Hewlett Packard Enterprise Co	54,314	643,621
HP Inc	57,906	1,423,909
HubSpot Inc *	1,742	690,598
Inphi Corp *	2,062	330,889
IPG Photonics Corp *	1,479	330,985
Jack Henry & Associates Inc	3,191	516,910
Jamf Holding Corp *	1,305	39,046
JFrog Ltd * (Israel)	562	35,310
KLA Corp	6,538	1,692,754
Leidos Holdings Inc	5,664	595,400

	Shares	Value
Lumentum Holdings Inc *	3,123	$296,060
Manhattan Associates Inc *	2,646	278,306
Marvell Technology Group Ltd	27,974	1,329,884
Maxim Integrated Products Inc	11,138	987,384
McAfee Corp 'A'	1,563	26,086
Medallia Inc *	3,525	117,101
Microchip Technology Inc	10,520	1,452,917
MKS Instruments Inc	2,282	343,327
MongoDB Inc *	2,154	773,372
Monolithic Power Systems Inc	1,816	665,074
MSCI Inc	3,427	1,530,258
nCino Inc *	620	44,894
NCR Corp *	5,339	200,586
NetApp Inc	9,320	617,357
New Relic Inc *	2,157	141,068
Nuance Communications Inc *	11,970	527,757
Nutanix Inc 'A' *	8,127	259,008
Oak Street Health Inc *	964	58,958
ON Semiconductor Corp *	17,080	559,028
PagerDuty Inc *	2,869	119,637
Paychex Inc	13,514	1,259,235
Paycom Software Inc *	2,071	936,610
Pegasystems Inc	1,651	220,012
Pluralsight Inc 'A' *	3,769	78,998
PTC Inc *	4,377	523,533
Pure Storage Inc 'A' *	10,179	230,147
Qorvo Inc *	4,782	795,103
RealPage Inc *	3,726	325,056
RingCentral Inc 'A' *	3,332	1,262,728
Science Applications International Corp	2,427	229,691
Skyworks Solutions Inc	6,985	1,067,867
Slack Technologies Inc 'A' *	16,050	677,952
Smartsheet Inc 'A' *	4,628	320,674
SolarWinds Corp *	1,919	28,689
Splunk Inc *	6,695	1,137,414
SS&C Technologies Holdings Inc	9,459	688,142
Synopsys Inc *	6,353	1,646,952
Take-Two Interactive Software Inc *	4,847	1,007,158
Teradata Corp *	4,493	100,958
Teradyne Inc	6,960	834,434
Twilio Inc 'A' *	5,897	1,996,135
Tyler Technologies Inc *	1,667	727,679
Unity Software Inc *	1,214	186,313
Veeva Systems Inc 'A' *	5,702	1,552,370
Western Digital Corp	12,874	713,091
Xerox Holdings Corp	7,092	164,463
Xilinx Inc	10,287	1,458,388
Zebra Technologies Corp 'A' *	2,207	848,216
Zscaler Inc *	3,088	616,704
Zynga Inc 'A' *	37,061	365,792

		59,987,508

Utilities - 4.9%

AES Corp	27,678	650,433
Alliant Energy Corp	10,516	541,890
Ameren Corp	10,412	812,761
American Water Works Co Inc	7,643	1,172,971
Atmos Energy Corp	5,251	501,103
Avangrid Inc	2,361	107,307
CenterPoint Energy Inc	21,205	458,876
CMS Energy Corp	11,916	726,995
Consolidated Edison Inc	14,074	1,017,128
DTE Energy Co	8,089	982,086
Edison International	15,062	946,195
Entergy Corp	8,459	844,547
Essential Utilities Inc	9,387	443,911
Evergy Inc	9,522	528,566
Eversource Energy	14,440	1,249,204
FirstEnergy Corp	22,699	694,816
Hawaiian Electric Industries Inc	4,455	157,662

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
IDACORP Inc	2,216	$212,802
National Fuel Gas Co	3,620	148,891
NiSource Inc	15,942	365,710
NRG Energy Inc	10,163	381,621
OGE Energy Corp	8,394	267,433
PG&E Corp *	55,388	690,135
Pinnacle West Capital Corp	4,714	376,884
PPL Corp	32,450	915,090
Public Service Enterprise Group Inc	21,278	1,240,507
UGI Corp	8,752	305,970
Vistra Corp	20,470	402,440
WEC Energy Group Inc	13,331	1,226,852
Xcel Energy Inc	22,182	1,478,874

		19,849,660

Total Common Stocks (Cost $351,943,401)		393,763,368

EXCHANGE-TRADED FUND - 1.1%

iShares Russell Mid-Cap ETF	67,755	4,644,605

Total Exchange-Traded Fund (Cost $4,298,521)		4,644,605

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $2,956,808; collateralized by U.S. Treasury Notes: 0.125% due 12/31/2022 and value $3,016,000)	$2,956,808	$2,956,808

Total Short-Term Investment (Cost $2,956,808)		2,956,808

TOTAL INVESTMENTS - 99.8% (Cost $359,198,730)		401,364,781

DERIVATIVES - 0.1%		79,258

OTHER ASSETS & LIABILITIES, NET - 0.1%		531,830

NET ASSETS - 100.0%		$401,975,869

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	19.5%
Financial	17.0%
Technology	14.9%
Industrial	13.9%
Consumer, Cyclical	13.1%
Communications	8.6%
Utilities	4.9%
Basic Materials	3.1%
Energy	3.0%
Others (each less than 3.0%)	1.8%

99.8%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/21	7	$1,283,687	$1,312,080	$28,393
S&P MID 400 E-Mini Index	03/21	10	2,252,635	2,303,500	50,865

Total Futures Contracts					$79,258

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$393,763,368	$393,763,368	$-	$-
	Exchange-Traded Fund	4,644,605	4,644,605	-	-
	Short-Term Investment	2,956,808	-	2,956,808	-
	Derivatives:
	Equity Contracts
	Futures	79,258	79,258	-	-

	Total	$401,444,039	$398,487,231	$2,956,808	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies Inc - Contingent Value Rights * Ω ±	758	$2,274
Oncternal Therapeutics Inc - Contingent Value Rights *	33	68

Total Rights (Cost $67)		2,342

COMMON STOCKS - 98.4%

Basic Materials - 1.9%

American Vanguard Corp	234	3,632
Amyris Inc *	193	1,192
Balchem Corp	1,221	140,683
Caledonia Mining Corp PLC (South Africa)	156	2,477
Codexis Inc *	2,188	47,764
Compass Minerals International Inc	1,413	87,210
Ferro Corp *	2,452	35,873
Gatos Silver Inc *	258	3,362
GCP Applied Technologies Inc *	1,545	36,539
Hawkins Inc	222	11,613
HB Fuller Co	1,375	71,335
Ingevity Corp *	1,711	129,574
Innospec Inc	813	73,763
Koppers Holdings Inc *	529	16,484
Marrone Bio Innovations Inc *	2,671	3,339
Novagold Resources Inc * (Canada)	9,169	88,664
Orion Engineered Carbons SA (Germany)	1,422	24,373
PQ Group Holdings Inc	264	3,765
Quaker Chemical Corp	550	139,364
Rogers Corp *	137	21,275
Sensient Technologies Corp	711	52,450
Stepan Co	73	8,710
Tronox Holdings PLC 'A' *	1,322	19,328
United States Lime & Minerals Inc	8	912
Uranium Energy Corp *	2,826	4,974

		1,028,655

Communications - 5.2%

1-800-Flowers.com Inc 'A' *	1,052	27,352
A10 Networks Inc *	2,398	23,644
Acacia Communications Inc *	1,602	116,882
AMC Networks Inc 'A' *	464	16,597
Anterix Inc *	461	17,334
ATN International Inc	18	752
Boingo Wireless Inc *	1,854	23,583
CalAmp Corp *	939	9,315
Calix Inc *	2,171	64,609
Cambium Networks Corp *	237	5,944
Cargurus Inc *	3,600	114,228
CarParts.com Inc *	1,293	16,020
Casa Systems Inc *	1,347	8,311
ChannelAdvisor Corp *	1,170	18,697
Cincinnati Bell Inc *	691	10,558
Clearfield Inc *	474	11,717
Cogent Communications Holdings Inc	1,751	104,832
Consolidated Communications Holdings Inc *	278	1,359
Endurance International Group Holdings Inc *	2,799	26,451
ePlus Inc *	445	39,138
Eventbrite Inc 'A' *	2,687	48,635
EverQuote Inc 'A' *	593	22,149
Extreme Networks Inc *	5,020	34,588
Gogo Inc *	2,198	21,167
Gray Television Inc *	1,114	19,929

	Shares	Value
GTT Communications Inc *	1,354	$4,834
HC2 Holdings Inc *	2,474	8,065
IDT Corp 'B' *	536	6,625
Infinera Corp *	3,367	35,286
Inseego Corp *	2,880	44,554
InterDigital Inc	409	24,818
Iridium Communications Inc *	3,117	122,576
Limelight Networks Inc *	5,005	19,970
LiveXLive Media Inc *	332	1,089
Loral Space & Communications Inc	93	1,952
Magnite Inc *	2,497	76,683
MediaAlpha Inc 'A' *	310	12,112
Meredith Corp	847	16,262
Mimecast Ltd *	2,351	133,631
NeoPhotonics Corp *	1,439	13,081
NIC Inc	2,704	69,844
Ooma Inc *	880	12,672
ORBCOMM Inc *	399	2,961
Overstock.com Inc *	1,440	69,077
Perficient Inc *	1,331	63,422
Plantronics Inc	475	12,839
Q2 Holdings Inc *	2,080	263,182
QuinStreet Inc *	645	13,829
Quotient Technology Inc *	2,040	19,217
Rackspace Technology Inc *	1,187	22,624
Resonant Inc *	2,147	5,690
Shenandoah Telecommunications Co	1,985	85,851
Shutterstock Inc	901	64,602
Stamps.com Inc *	702	137,725
Stitch Fix Inc 'A' *	2,105	123,606
TechTarget Inc *	987	58,342
The RealReal Inc *	2,636	51,507
Tucows Inc 'A' *	396	29,260
Upwork Inc *	3,829	132,177
Value Line Inc	62	2,044
Viavi Solutions Inc *	9,393	140,660
VirnetX Holding Corp	1,392	7,016
Vonage Holdings Corp *	5,384	69,319
WideOpenWest Inc *	1,108	11,822
Yelp Inc *	563	18,393
Zix Corp *	2,315	19,978

		2,832,988

Consumer, Cyclical - 12.4%

Academy Sports & Outdoors Inc *	130	2,695
Accel Entertainment Inc *	2,060	20,806
Acushnet Holdings Corp	338	13,703
Albany International Corp 'A'	1,038	76,210
Allegiant Travel Co	65	12,301
America’s Car-Mart Inc *	203	22,298
Asbury Automotive Group Inc *	308	44,888
Aspen Aerogels Inc *	76	1,268
Bally’s Corp	724	36,367
Big Lots Inc	131	5,624
BJ’s Wholesale Club Holdings Inc *	5,658	210,930
Bloomin’ Brands Inc	3,598	69,873
Blue Bird Corp *	252	4,602
Boot Barn Holdings Inc *	1,068	46,308
Brinker International Inc	1,223	69,185
Caesars Entertainment Inc *	4,365	324,189
Camping World Holdings Inc 'A'	1,334	34,751
Casper Sleep Inc *	191	1,175
Cavco Industries Inc *	378	66,320
Churchill Downs Inc	1,572	306,210
Clarus Corp	45	693
Core-Mark Holding Co Inc	1,705	50,076
Cracker Barrel Old Country Store Inc	414	54,615
Crocs Inc *	2,758	172,816
Dave & Buster’s Entertainment Inc	680	20,414

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Deckers Outdoor Corp *	1,157	$331,804
Denny’s Corp *	1,717	25,206
Dine Brands Global Inc	42	2,436
Dorman Products Inc *	1,101	95,589
Douglas Dynamics Inc	840	35,927
El Pollo Loco Holdings Inc *	41	742
Envela Corp *	238	1,238
Everi Holdings Inc *	1,231	17,000
EVI Industries Inc *	207	6,193
FirstCash Inc	1,677	117,457
Foundation Building Materials Inc *	187	3,592
Fox Factory Holding Corp *	1,709	180,658
Freshpet Inc *	1,601	227,326
GAN Ltd * (United Kingdom)	789	16,001
Gentherm Inc *	1,350	88,047
Golden Entertainment Inc *	267	5,311
GrowGeneration Corp *	1,514	60,893
Hamilton Beach Brands Holding Co 'A'	97	1,698
Healthcare Services Group Inc	3,073	86,351
Hilton Grand Vacations Inc *	3,476	108,973
Hooker Furniture Corp	7	226
Installed Building Products Inc *	940	95,814
Interface Inc	441	4,631
iRobot Corp *	1,139	91,450
Jack in the Box Inc	107	9,930
Johnson Outdoors Inc 'A'	110	12,389
KB Home	545	18,268
LCI Industries	1,018	132,014
LGI Homes Inc *	919	97,276
Liberty Media Corp-Liberty Braves 'A' *	253	6,292
Liberty Media Corp-Liberty Braves 'C' *	924	22,989
Lindblad Expeditions Holdings Inc *	1,091	18,678
Lithia Motors Inc 'A'	526	153,944
Lumber Liquidators Holdings Inc *	146	4,488
Malibu Boats Inc 'A' *	844	52,699
Marine Products Corp	304	4,420
Marriott Vacations Worldwide Corp	222	30,463
MasterCraft Boat Holdings Inc *	784	19,475
Meritage Homes Corp *	83	6,874
Meritor Inc *	2,189	61,095
Methode Electronics Inc	272	10,412
Monarch Casino & Resort Inc *	381	23,325
Motorcar Parts of America Inc *	92	1,805
National Vision Holdings Inc *	2,751	124,593
Noodles & Co *	646	5,103
OneWater Marine Inc 'A' *	347	10,094
OptimizeRx Corp *	619	19,288
Papa John’s International Inc	1,149	97,493
PC Connection Inc	31	1,466
Penn National Gaming Inc *	3,225	278,543
PetMed Express Inc	827	26,514
PriceSmart Inc	60	5,465
Purple Innovation Inc *	684	22,531
Red Rock Resorts Inc 'A'	2,023	50,656
REV Group Inc	128	1,128
RH *	652	291,783
Ruth’s Hospitality Group Inc	1,372	24,326
Scientific Games Corp 'A' *	1,691	70,160
SeaWorld Entertainment Inc *	941	29,726
Shake Shack Inc 'A' *	1,447	122,677
SiteOne Landscape Supply Inc *	1,815	287,913
Skyline Champion Corp *	2,162	66,892
Sleep Number Corp *	421	34,463
Sonos Inc *	3,324	77,748
Sportsman’s Warehouse Holdings Inc *	1,809	31,748
Standard Motor Products Inc	135	5,462
Steven Madden Ltd	1,484	52,415
Superior Group of Cos Inc	79	1,836
Systemax Inc	350	12,561
Taylor Morrison Home Corp *	538	13,800

	Shares	Value
Telenav Inc *	381	$1,791
Texas Roadhouse Inc	2,713	212,048
The Children’s Place Inc	421	21,092
The Lovesac Co *	416	17,925
The Shyft Group Inc	1,401	39,760
UniFirst Corp	35	7,409
Universal Electronics Inc *	467	24,499
Visteon Corp *	1,144	143,595
Waitr Holdings Inc *	3,541	9,844
Wingstop Inc	1,224	162,241
Winmark Corp	36	6,689
Winnebago Industries Inc	1,283	76,903
XPEL Inc *	705	36,350
YETI Holdings Inc *	3,307	226,430

		6,712,676

Consumer, Non-Cyclical - 38.3%

89bio Inc *	333	8,115
Abeona Therapeutics Inc *	355	557
Accelerate Diagnostics Inc *	1,316	9,975
Accolade Inc *	438	19,053
Accuray Inc *	3,793	15,817
AcelRx Pharmaceuticals Inc *	668	828
Acutus Medical Inc *	331	9,536
AdaptHealth Corp *	1,011	37,973
Addus HomeCare Corp *	609	71,308
ADMA Biologics Inc *	2,217	4,323
Adverum Biotechnologies Inc *	3,160	34,254
Aeglea BioTherapeutics Inc *	1,512	11,899
Aerie Pharmaceuticals Inc *	1,551	20,954
Affimed NV * (Germany)	3,442	20,032
Agenus Inc *	6,411	20,387
Agile Therapeutics Inc *	2,676	7,680
Akebia Therapeutics Inc *	6,058	16,962
Akero Therapeutics Inc *	572	14,758
Akouos Inc *	485	9,618
Alarm.com Holdings Inc *	1,964	203,176
Albireo Pharma Inc *	481	18,042
Alector Inc *	1,957	29,609
Aligos Therapeutics Inc *	322	8,903
Allakos Inc *	1,082	151,480
Allogene Therapeutics Inc *	2,221	56,058
Allovir Inc *	598	22,987
Alpha Pro Tech Ltd *	518	5,776
Alphatec Holdings Inc *	1,953	28,358
ALX Oncology Holdings Inc *	320	27,584
American Renal Associates Holdings Inc *	195	2,233
Amicus Therapeutics Inc *	10,618	245,170
AMN Healthcare Services Inc *	1,924	131,313
Amneal Pharmaceuticals Inc *	4,192	19,157
Amphastar Pharmaceuticals Inc *	1,541	30,990
Anavex Life Sciences Corp *	2,225	12,015
ANI Pharmaceuticals Inc *	210	6,098
Annexon Inc *	493	12,340
Antares Pharma Inc *	6,962	27,778
Apellis Pharmaceuticals Inc *	2,477	141,684
Applied Molecular Transport Inc *	415	12,770
Applied Therapeutics Inc *	577	12,700
Aprea Therapeutics Inc * (Sweden)	304	1,496
Apyx Medical Corp *	61	439
Aquestive Therapeutics Inc *	840	4,494
Aravive Inc *	519	2,927
Arcturus Therapeutics Holdings Inc *	909	39,432
Arcus Biosciences Inc *	1,731	44,937
Arcutis Biotherapeutics Inc *	850	23,910
Ardelyx Inc *	3,089	19,986
Arena Pharmaceuticals Inc *	201	15,443
Arrowhead Pharmaceuticals Inc *	4,145	318,046
Arvinas Inc *	1,429	121,365
ASGN Inc *	1,736	145,008

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Aspen Group Inc *	937	$10,429
Aspira Women’s Health Inc *	3,180	21,338
Assembly Biosciences Inc *	678	4,102
Atara Biotherapeutics Inc *	2,334	45,816
Atea Pharmaceuticals Inc *	468	19,553
Athenex Inc *	2,893	31,997
Athersys Inc *	7,334	12,835
Athira Pharma Inc *	412	14,111
Atreca Inc 'A' *	1,107	17,878
AtriCure Inc *	1,800	100,206
Atrion Corp	57	36,608
Avalon GloboCare Corp *	1,054	1,180
Avenue Therapeutics Inc *	143	851
AVEO Pharmaceuticals Inc *	550	3,174
Avid Bioservices Inc *	2,148	24,788
Avidity Biosciences Inc *	558	14,240
Avis Budget Group Inc *	2,169	80,904
Avrobio Inc *	1,322	18,429
Axcella Health Inc *	577	2,995
Axogen Inc *	1,540	27,566
Axonics Modulation Technologies Inc *	1,242	62,001
Axsome Therapeutics Inc *	1,142	93,039
B&G Foods Inc	2,311	64,084
Barrett Business Services Inc	20	1,364
Beam Therapeutics Inc *	1,647	134,461
Bellerophon Therapeutics Inc *	123	820
Beyond Air Inc *	598	3,151
Beyondspring Inc *	580	7,076
BioCryst Pharmaceuticals Inc *	5,694	42,420
BioDelivery Sciences International Inc *	3,796	15,943
Biodesix Inc *	111	2,238
Biohaven Pharmaceutical Holding Co Ltd *	1,986	170,220
BioLife Solutions Inc *	582	23,216
BioSig Technologies Inc *	1,021	3,982
BioTelemetry Inc *	1,378	99,326
Bioxcel Therapeutics Inc *	496	22,915
Black Diamond Therapeutics Inc *	764	24,486
Blueprint Medicines Corp *	2,285	256,263
BrainStorm Cell Therapeutics Inc *	1,207	5,462
Bridgebio Pharma Inc *	3,005	213,686
Bridgford Foods Corp *	23	419
C4 Therapeutics Inc *	343	11,364
Cadiz Inc *	435	4,633
CAI International Inc	126	3,936
Cal-Maine Foods Inc *	509	19,108
Calavo Growers Inc	675	46,865
Calithera Biosciences Inc *	2,786	13,679
Calyxt Inc *	415	1,751
Cantel Medical Corp	1,564	123,337
Cara Therapeutics Inc *	1,742	26,356
Cardiovascular Systems Inc *	1,634	71,504
Cardtronics PLC 'A' *	1,062	37,489
CareDx Inc *	1,977	143,234
CASI Pharmaceuticals Inc *	2,446	7,216
Cass Information Systems Inc	606	23,579
Cassava Sciences Inc *	349	2,380
Castle Biosciences Inc *	495	33,239
Catabasis Pharmaceuticals Inc *	585	1,252
Catalyst Pharmaceuticals Inc *	4,106	13,714
CBIZ Inc *	359	9,553
CEL-SCI Corp *	1,218	14,202
Cellular Biomedicine Group Inc *	331	6,084
Celsius Holdings Inc *	1,451	73,000
Centogene NV * (Germany)	362	3,902
Central Garden & Pet Co *	125	4,826
Central Garden & Pet Co 'A' *	500	18,165
Cerecor Inc *	1,525	4,026
Cerus Corp *	6,720	46,502
Champions Oncology Inc *	311	3,356
Checkmate Pharmaceuticals Inc *	133	1,940

	Shares	Value
Checkpoint Therapeutics Inc *	1,911	$5,064
Chembio Diagnostics Inc *	744	3,534
ChemoCentryx Inc *	2,047	126,750
Chiasma Inc *	2,120	9,222
Chinook Therapeutics Inc *	484	7,676
ChromaDex Corp *	1,730	8,304
Cidara Therapeutics Inc *	1,182	2,364
Cimpress PLC * (Ireland)	244	21,409
Clovis Oncology Inc *	3,504	16,819
Co-Diagnostics Inc *	1,122	10,435
Coca-Cola Consolidated Inc	193	51,390
Codiak Biosciences Inc *	167	5,394
Cohbar Inc *	1,640	2,198
Coherus Biosciences Inc *	2,444	42,477
Collectors Universe Inc	350	26,390
Collegium Pharmaceutical Inc *	1,451	29,064
CONMED Corp	1,119	125,328
Constellation Pharmaceuticals Inc *	1,249	35,971
ContraFect Corp *	1,039	5,247
Corbus Pharmaceuticals Holdings Inc *	3,176	3,970
Corcept Therapeutics Inc *	3,994	104,483
CorMedix Inc *	1,217	9,042
Cortexyme Inc *	620	17,224
CorVel Corp *	357	37,842
CRA International Inc	241	12,274
Crinetics Pharmaceuticals Inc *	1,145	16,156
Cross Country Healthcare Inc *	110	976
CryoLife Inc *	1,262	29,796
Cue Biopharma Inc *	1,217	15,225
Cutera Inc *	732	17,649
Cytokinetics Inc *	2,385	49,560
CytomX Therapeutics Inc *	1,910	12,511
CytoSorbents Corp *	1,738	13,852
Deciphera Pharmaceuticals Inc *	1,580	90,171
Denali Therapeutics Inc *	2,597	217,525
DermTech Inc *	345	11,192
Dicerna Pharmaceuticals Inc *	2,746	60,494
Durect Corp *	8,572	17,744
Dyadic International Inc *	676	3,637
Dynavax Technologies Corp *	3,799	16,906
Dyne Therapeutics Inc *	455	9,555
Eagle Pharmaceuticals Inc *	420	19,559
Eargo Inc *	257	11,519
Editas Medicine Inc *	2,592	181,725
Eidos Therapeutics Inc *	448	58,948
Eiger BioPharmaceuticals Inc *	1,164	14,306
Electromed Inc *	295	2,894
elf Beauty Inc *	1,840	46,350
Eloxx Pharmaceuticals Inc *	1,141	4,541
Emergent BioSolutions Inc *	1,863	166,925
Enanta Pharmaceuticals Inc *	69	2,905
Endo International PLC *	4,117	29,560
Epizyme Inc *	2,375	25,792
Esperion Therapeutics Inc *	1,094	28,444
Eton Pharmaceuticals Inc *	751	6,106
Evelo Biosciences Inc *	851	10,289
EVERTEC Inc	2,472	97,199
Evo Payments Inc 'A' *	1,724	46,565
Evofem Biosciences Inc *	3,036	7,317
Evolus Inc *	292	981
Exagen Inc *	206	2,719
Exicure Inc *	2,173	3,846
Fate Therapeutics Inc *	2,958	268,971
Fennec Pharmaceuticals Inc * (Canada)	908	6,765
FibroGen Inc *	2,977	110,417
Flexion Therapeutics Inc *	1,852	21,372
Foghorn Therapeutics Inc *	226	4,581
Forma Therapeutics Holdings Inc *	571	19,928
Forrester Research Inc *	464	19,442
Fortress Biotech Inc *	2,654	8,413

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Franchise Group Inc	105	$3,197
Franklin Covey Co *	533	11,870
Frequency Therapeutics Inc *	1,020	35,965
Fulcrum Therapeutics Inc *	608	7,120
Fulgent Genetics Inc *	557	29,020
G1 Therapeutics Inc *	676	12,161
Galectin Therapeutics Inc *	1,778	3,983
Galera Therapeutics Inc *	374	3,826
Genasys Inc *	1,413	9,213
Generation Bio Co *	410	11,624
GenMark Diagnostics Inc *	2,823	41,216
Genprex Inc *	1,212	5,030
Glaukos Corp *	1,760	132,458
Gossamer Bio Inc *	1,002	9,689
Graybug Vision Inc *	204	5,920
Green Dot Corp 'A' *	185	10,323
Greenlane Holdings Inc 'A' *	361	1,430
GreenSky Inc 'A' *	2,633	12,191
Gritstone Oncology Inc *	291	1,147
Halozyme Therapeutics Inc *	5,493	234,606
Hanger Inc *	182	4,002
Harmony Biosciences Holdings Inc *	190	6,869
Harpoon Therapeutics Inc *	447	7,425
Harrow Health Inc *	949	6,510
HealthEquity Inc *	3,110	216,798
Helen of Troy Ltd *	1,047	232,633
Herc Holdings Inc *	58	3,852
Heron Therapeutics Inc *	3,594	76,067
Heska Corp *	106	15,439
HMS Holdings Corp *	3,629	133,366
Homology Medicines Inc *	1,438	16,235
Hookipa Pharma Inc *	493	5,467
Hostess Brands Inc *	2,320	33,965
Huron Consulting Group Inc *	87	5,129
iBio Inc *	6,201	6,511
ICF International Inc	383	28,468
Ideaya Biosciences Inc *	164	2,296
IGM Biosciences Inc *	300	26,487
IMARA Inc *	307	6,769
Immunic Inc *	155	2,370
ImmunoGen Inc *	3,339	21,537
Immunovant Inc *	1,549	71,548
Inari Medical Inc *	258	22,521
InfuSystem Holdings Inc *	612	11,493
Inhibrx Inc *	261	8,605
Innoviva Inc *	2,679	33,193
Inogen Inc *	521	23,278
Inovio Pharmaceuticals Inc *	6,621	58,596
Inozyme Pharma Inc *	272	5,614
Insmed Inc *	4,178	139,086
Insperity Inc	736	59,925
Inspire Medical Systems Inc *	1,081	203,325
Integer Holdings Corp *	848	68,849
Intellia Therapeutics Inc *	2,067	112,445
Inter Parfums Inc	726	43,916
Intercept Pharmaceuticals Inc *	1,095	27,046
Intersect ENT Inc *	1,375	31,487
Intra-Cellular Therapies Inc *	1,049	33,358
Invitae Corp *	4,766	199,266
iRadimed Corp *	251	5,723
iRhythm Technologies Inc *	1,193	282,992
Ironwood Pharmaceuticals Inc *	6,551	74,616
iTeos Therapeutics Inc *	357	12,074
J&J Snack Foods Corp	168	26,102
John B Sanfilippo & Son Inc	352	27,759
Kadmon Holdings Inc *	7,290	30,253
Kala Pharmaceuticals Inc *	1,673	11,343
Kaleido Biosciences Inc *	473	4,304
KalVista Pharmaceuticals Inc *	112	2,127
Karuna Therapeutics Inc *	651	66,135

	Shares	Value
Karyopharm Therapeutics Inc *	2,857	$44,226
Keros Therapeutics Inc *	502	35,411
Kforce Inc	799	33,630
Kindred Biosciences Inc *	1,302	5,612
Kiniksa Pharmaceuticals Ltd 'A' *	1,040	18,377
Kodiak Sciences Inc *	1,331	195,537
Kronos Bio Inc *	472	14,099
Krystal Biotech Inc *	571	34,260
Kura Oncology Inc *	2,526	82,499
Kymera Therapeutics Inc *	327	20,274
La Jolla Pharmaceutical Co *	768	2,980
Laird Superfood Inc *	67	3,170
Lancaster Colony Corp	786	144,412
Lantheus Holdings Inc *	2,697	36,383
LeMaitre Vascular Inc	561	22,721
Lexicon Pharmaceuticals Inc *	1,750	5,985
LHC Group Inc *	1,254	267,503
Lifevantage Corp *	580	5,406
Ligand Pharmaceuticals Inc *	592	58,874
Limoneira Co	158	2,631
Liquidia Corp *	1,147	3,384
LivaNova PLC *	1,419	93,952
LiveRamp Holdings Inc *	2,137	156,407
LogicBio Therapeutics Inc *	711	5,425
Luminex Corp	1,751	40,483
Lyra Therapeutics Inc *	165	1,881
MacroGenics Inc *	794	18,151
Madrigal Pharmaceuticals Inc *	357	39,688
Magellan Health Inc *	436	36,118
Magenta Therapeutics Inc *	728	5,708
MannKind Corp *	9,316	29,159
Marinus Pharmaceuticals Inc *	1,058	12,908
Marker Therapeutics Inc *	691	1,002
MediciNova Inc *	1,784	9,384
Medifast Inc	466	91,494
Medpace Holdings Inc *	1,141	158,827
MEI Pharma Inc *	3,718	9,816
MeiraGTx Holdings PLC *	789	11,945
Meridian Bioscience Inc *	1,558	29,119
Merit Medical Systems Inc *	2,236	124,120
Mersana Therapeutics Inc *	2,182	58,063
Metacrine Inc *	192	1,509
MGP Ingredients Inc	408	19,200
Milestone Scientific Inc *	1,618	3,430
Minerva Neurosciences Inc *	1,451	3,395
Mirati Therapeutics Inc *	1,767	388,104
Mirum Pharmaceuticals Inc *	83	1,449
Misonix Inc *	166	2,075
Mission Produce Inc *	147	2,212
Molecular Templates Inc *	1,120	10,517
Monro Inc	656	34,965
Morphic Holding Inc *	579	19,425
Mustang Bio Inc *	1,967	7,445
NanoString Technologies Inc *	1,579	105,604
NantKwest Inc *	1,138	15,170
Natera Inc *	2,933	291,892
National Beverage Corp	480	40,752
National Research Corp	571	24,410
Natural Grocers by Vitamin Cottage Inc	211	2,899
Natus Medical Inc *	458	9,178
Nemaura Medical Inc *	497	1,874
Neogen Corp *	2,179	172,795
NeoGenomics Inc *	4,330	233,127
Neoleukin Therapeutics Inc *	1,362	19,204
Neubase Therapeutics Inc *	712	4,977
NeuroBo Pharmaceuticals Inc *	81	425
Nevro Corp *	1,404	243,032
NewAge Inc *	1,814	4,771
NextCure Inc *	653	7,118
NGM Biopharmaceuticals Inc *	940	28,477

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Nkarta Inc *	520	$31,964
Novavax Inc *	687	76,607
Nurix Therapeutics Inc *	371	12,198
NuVasive Inc *	2,107	118,687
Nymox Pharmaceutical Corp *	1,552	3,849
Ocular Therapeutix Inc *	2,823	58,436
Odonate Therapeutics Inc *	658	12,634
Omeros Corp *	2,391	34,155
Omnicell Inc *	1,755	210,635
Oncocyte Corp *	2,380	5,688
Oncorus Inc *	209	6,757
Ontrak Inc *	337	20,823
Optinose Inc *	1,481	6,131
Option Care Health Inc *	1,740	27,214
OraSure Technologies Inc *	1,826	19,328
Organogenesis Holdings Inc *	862	6,491
Orgenesis Inc *	265	1,193
ORIC Pharmaceuticals Inc *	851	28,806
OrthoPediatrics Corp *	555	22,894
Osmotica Pharmaceuticals PLC *	388	1,599
Ovid therapeutics Inc *	1,811	4,183
Oyster Point Pharma Inc *	257	4,837
Pacific Biosciences of California Inc *	6,395	165,886
Pacira BioSciences Inc *	1,771	105,977
Pandion Therapeutics Inc *	251	3,727
Paratek Pharmaceuticals Inc *	1,724	10,792
Passage Bio Inc *	625	15,981
PAVmed Inc *	1,321	2,801
Perdoceo Education Corp *	2,807	35,452
Personalis Inc *	1,002	36,683
PetIQ Inc *	890	34,220
PFSweb Inc *	487	3,278
PhaseBio Pharmaceuticals Inc *	654	2,197
Phathom Pharmaceuticals Inc *	454	15,082
Phibro Animal Health Corp 'A'	798	15,497
Pieris Pharmaceuticals Inc *	1,879	4,698
Pliant Therapeutics Inc *	348	7,907
PMV Pharmaceuticals Inc *	442	27,187
Poseida Therapeutics Inc *	451	4,947
Praxis Precision Medicines Inc *	357	19,642
Precigen Inc *	2,234	22,787
Precision BioSciences Inc *	1,857	15,487
Prelude Therapeutics Inc *	298	21,322
Prestige Consumer Healthcare Inc *	748	26,083
Prevail Therapeutics Inc *	605	13,957
Priority Technology Holdings Inc *	362	2,548
Progenity Inc *	108	573
Progyny Inc *	1,091	46,247
Protagonist Therapeutics Inc *	1,280	25,805
Protara Therapeutics Inc *	151	3,656
Provention Bio Inc *	1,929	32,677
PTC Therapeutics Inc *	2,549	155,565
Pulmonx Corp *	377	26,021
Pulse Biosciences Inc *	582	13,887
Puma Biotechnology Inc *	1,291	13,246
Quanterix Corp *	853	39,664
Quotient Ltd *	2,940	15,317
R1 RCM Inc *	4,515	108,450
Radius Health Inc *	1,924	34,363
RadNet Inc *	1,757	34,384
RAPT Therapeutics Inc *	464	9,164
Recro Pharma Inc *	814	2,320
REGENXBIO Inc *	1,391	63,096
Relay Therapeutics Inc *	1,040	43,222
Relmada Therapeutics Inc *	611	19,595
Rent-A-Center Inc	1,772	67,850
Repay Holdings Corp *	2,515	68,534
Replimune Group Inc *	981	37,425
Repro-Med Systems Inc *	1,141	6,869
Retractable Technologies Inc *	525	5,639

	Shares	Value
Revance Therapeutics Inc *	1,983	$56,198
Revlon Inc 'A' *	28	333
REVOLUTION Medicines Inc *	1,591	62,988
Rhythm Pharmaceuticals Inc *	1,366	40,611
Rigel Pharmaceuticals Inc *	7,188	25,158
Rocket Pharmaceuticals Inc *	1,404	76,995
Rockwell Medical Inc *	2,646	2,672
Rubius Therapeutics Inc *	187	1,419
Sanderson Farms Inc	645	85,269
Sangamo Therapeutics Inc *	4,735	73,890
Satsuma Pharmaceuticals Inc *	348	1,604
Scholar Rock Holding Corp *	1,052	51,054
scPharmaceuticals Inc *	249	1,317
Select Medical Holdings Corp *	4,462	123,419
Selecta Biosciences Inc *	1,362	4,127
Seres Therapeutics Inc *	2,243	54,953
Shattuck Labs Inc *	423	22,169
Shockwave Medical Inc *	1,174	121,767
ShotSpotter Inc *	342	12,893
SI-BONE Inc *	1,178	35,222
Sientra Inc *	1,577	6,135
SIGA Technologies Inc *	2,203	16,016
Silk Road Medical Inc *	1,136	71,545
Soleno Therapeutics Inc *	2,206	4,258
Solid Biosciences Inc *	143	1,084
Soliton Inc *	277	2,127
Sorrento Therapeutics Inc *	10,300	70,297
Spero Therapeutics Inc *	741	14,368
SpringWorks Therapeutics Inc *	992	71,940
Spruce Biosciences Inc *	219	5,324
SQZ Biotechnologies Co *	139	4,028
STAAR Surgical Co *	1,892	149,884
Stereotaxis Inc *	1,879	9,564
Stoke Therapeutics Inc *	516	31,956
Strategic Education Inc	993	94,663
Strongbridge Biopharma PLC *	1,403	3,409
Supernus Pharmaceuticals Inc *	459	11,548
Surgery Partners Inc *	951	27,589
Surmodics Inc *	561	24,415
Sutro Biopharma Inc *	1,011	21,949
Syndax Pharmaceuticals Inc *	1,139	25,331
Syros Pharmaceuticals Inc *	1,755	19,042
Tactile Systems Technology Inc *	777	34,918
Tarsus Pharmaceuticals Inc *	195	8,059
Taysha Gene Therapies Inc *	273	7,245
TCR2 Therapeutics Inc *	66	2,041
Tela Bio Inc *	292	4,392
Tenet Healthcare Corp *	441	17,609
TG Therapeutics Inc *	4,065	211,461
The Aaron’s Co Inc *	182	3,451
The Brink’s Co	2,027	145,944
The Ensign Group Inc	2,131	155,393
The Hackett Group Inc	927	13,340
The Joint Corp *	563	14,784
The Pennant Group Inc *	1,049	60,905
The Providence Service Corp *	498	69,038
TherapeuticsMD Inc *	8,515	10,303
Theravance Biopharma Inc *	1,672	29,711
Tivity Health Inc *	859	16,828
Tootsie Roll Industries Inc	569	16,899
Translate Bio Inc *	2,810	51,788
TransMedics Group Inc *	1,064	21,174
Travere Therapeutics Inc *	2,007	54,701
Tricida Inc *	1,197	8,439
TriNet Group Inc *	1,699	136,939
Triple-S Management Corp 'B' *	64	1,366
Turning Point Brands Inc	502	22,369
Turning Point Therapeutics Inc *	1,442	175,708
Twist Bioscience Corp *	1,351	190,883
Tyme Technologies Inc *	2,895	3,532

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Ultragenyx Pharmaceutical Inc *	2,584	$357,703
UNITY Biotechnology Inc *	1,479	7,750
Universal Technical Institute Inc *	1,153	7,448
UroGen Pharma Ltd *	501	9,028
US Physical Therapy Inc	520	62,530
USANA Health Sciences Inc *	468	36,083
Utah Medical Products Inc	114	9,610
Vapotherm Inc *	829	22,267
Vaxart Inc *	1,880	10,735
Vaxcyte Inc *	608	16,155
VBI Vaccines Inc *	5,899	16,222
Vector Group Ltd	684	7,969
Vectrus Inc *	182	9,049
Venus Concept Inc *	276	477
Veracyte Inc *	2,363	115,645
Verastem Inc *	2,975	6,337
Vericel Corp *	1,677	51,786
Verrica Pharmaceuticals Inc *	529	6,089
Veru Inc *	2,252	19,480
Viela Bio Inc *	876	31,510
Viemed Healthcare Inc *	1,477	11,462
ViewRay Inc *	1,759	6,719
Viking Therapeutics Inc *	118	664
Vir Biotechnology Inc *	2,212	59,237
Vital Farms Inc *	183	4,632
Vivint Smart Home Inc *	646	13,405
VolitionRX Ltd *	1,102	4,287
Voyager Therapeutics Inc *	1,096	7,836
VYNE Therapeutics Inc *	1,051	1,661
WaVe Life Sciences Ltd *	1,323	10,412
WD-40 Co	529	140,545
Willdan Group Inc *	306	12,760
WW International Inc *	480	11,712
Xencor Inc *	2,156	94,066
Xeris Pharmaceuticals Inc *	1,806	8,886
XOMA Corp *	197	8,694
Y-mAbs Therapeutics Inc *	1,265	62,630
Zentalis Pharmaceuticals Inc *	1,107	57,498
ZIOPHARM Oncology Inc *	6,078	15,317
Zogenix Inc *	2,273	45,437
Zynex Inc *	788	10,606

		20,747,219

Energy - 2.6%

Contango Oil & Gas Co *	265	607
DMC Global Inc	285	12,326
FuelCell Energy Inc *	7,866	87,863
Goodrich Petroleum Corp *	181	1,826
Magnolia Oil & Gas Corp 'A' *	4,624	32,646
Maxeon Solar Technologies Ltd *	282	8,000
Murphy USA Inc	1,117	146,182
NextDecade Corp *	69	144
Plug Power Inc *	15,478	524,859
Sunnova Energy International Inc *	271	12,230
SunPower Corp *	2,180	55,895
Sunrun Inc *	6,212	430,989
TPI Composites Inc *	1,282	67,664

		1,381,231

Financial - 7.4%

Alexander’s Inc REIT	85	23,575
Altabancorp	22	614
Altisource Portfolio Solutions SA *	31	399
Artisan Partners Asset Management Inc 'A'	934	47,018
Assetmark Financial Holdings Inc *	295	7,139
Atlanticus Holdings Corp *	216	5,320
Axos Financial Inc *	203	7,619
Bank First Corp	247	16,011
Baycom Corp *	96	1,456
Bluerock Residential Growth REIT Inc	365	4,625

	Shares	Value
Brightsphere Investment Group Inc	2,509	$48,374
Broadstone Net Lease Inc 'A'	174	3,407
BRP Group Inc 'A' *	1,739	52,118
Cambridge Bancorp	58	4,045
CareTrust REIT Inc	558	12,376
CatchMark Timber Trust Inc 'A' REIT	219	2,050
Century Bancorp Inc 'A'	8	619
CIM Commercial Trust Corp REIT	478	6,807
Clipper Realty Inc REIT	516	3,638
Coastal Financial Corp *	7	147
Cohen & Steers Inc	1,008	74,894
Columbia Financial Inc *	598	9,305
Community Healthcare Trust Inc REIT	914	43,059
Cowen Inc 'A'	401	10,422
Crawford & Co 'A'	161	1,190
Curo Group Holdings Corp	778	11,149
Cushman & Wakefield PLC *	1,592	23,609
Customers Bancorp Inc *	52	945
Easterly Government Properties Inc REIT	3,380	76,557
Eastern Bankshares Inc *	1,112	18,137
EastGroup Properties Inc REIT	1,535	211,922
eHealth Inc *	1,055	74,494
Esquire Financial Holdings Inc *	58	1,113
eXp World Holdings Inc *	1,029	64,950
Fathom Holdings Inc *	71	2,559
Federal Agricultural Mortgage Corp 'C'	85	6,311
Federated Hermes Inc	1,135	32,790
FedNat Holding Co	82	485
First Financial Bankshares Inc	5,312	192,162
First Foundation Inc	397	7,940
Focus Financial Partners Inc 'A' *	1,292	56,202
Four Corners Property Trust Inc REIT	3,028	90,144
FS Bancorp Inc	4	219
GAMCO Investors Inc 'A'	162	2,874
Glacier Bancorp Inc	425	19,554
Gladstone Commercial Corp REIT	309	5,562
Gladstone Land Corp REIT	391	5,724
Goosehead Insurance Inc 'A'	70	8,733
Greene County Bancorp Inc	33	841
Greenhill & Co Inc	601	7,296
Grid Dynamics Holdings Inc *	1,078	13,583
GWG Holdings Inc *	99	692
Hamilton Lane Inc 'A'	1,323	103,260
Hanmi Financial Corp	142	1,610
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	159	10,085
HCI Group Inc	55	2,876
Heritage Insurance Holdings Inc	128	1,297
Hingham Institution for Savings	6	1,296
Houlihan Lokey Inc	2,138	143,738
I3 Verticals Inc 'A' *	748	24,834
Independent Bank Corp	95	6,939
Indus Realty Trust Inc *	93	5,812
Innovative Industrial Properties Inc REIT	372	68,124
International Money Express Inc *	1,164	18,065
Investors Bancorp Inc	2,753	29,072
Investors Title Co	3	459
James River Group Holdings Ltd	1,073	52,738
Kearny Financial Corp	883	9,324
Kinsale Capital Group Inc	875	175,114
Lakeland Financial Corp	63	3,376
Legacy Housing Corp *	43	650
LTC Properties Inc REIT	620	24,124
Marcus & Millichap Inc *	91	3,388
Maui Land & Pineapple Co Inc *	163	1,879
McGrath RentCorp	554	37,173
Meridian Corp	27	562
Moelis & Co 'A'	2,181	101,984
Monmouth Real Estate Investment Corp REIT	3,401	58,905

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
National Bank Holdings Corp 'A'	307	$10,057
National General Holdings Corp	1,319	45,083
National Health Investors Inc REIT	570	39,427
National Storage Affiliates Trust REIT	2,571	92,633
NexPoint Residential Trust Inc REIT	140	5,923
NMI Holdings Inc 'A' *	193	4,371
Northeast Bank *	41	923
Palomar Holdings Inc *	836	74,270
Paysign Inc *	1,308	6,069
PennyMac Financial Services Inc	217	14,240
PJT Partners Inc 'A'	959	72,165
Plymouth Industrial REIT Inc REIT	954	14,310
PROG Holding Inc	365	19,663
PS Business Parks Inc REIT	827	109,883
Pzena Investment Management Inc 'A'	729	5,322
QTS Realty Trust Inc 'A' REIT	2,500	154,700
Redfin Corp *	4,117	282,550
Reliant Bancorp Inc	29	540
RLI Corp	1,431	149,039
Ryman Hospitality Properties Inc REIT	1,798	121,832
Safehold Inc REIT	399	28,923
Saul Centers Inc REIT	442	14,003
Selectquote Inc *	368	7,636
ServisFirst Bancshares Inc	1,464	58,985
Siebert Financial Corp *	411	1,726
Silvercrest Asset Management Group Inc 'A'	213	2,959
STAG Industrial Inc REIT	510	15,973
StepStone Group Inc 'A' *	358	14,248
Stock Yards Bancorp Inc	127	5,141
StoneX Group Inc *	51	2,953
Terreno Realty Corp REIT	1,169	68,398
The RMR Group Inc 'A'	584	22,554
The St Joe Co	686	29,121
Trupanion Inc *	1,241	148,560
UMH Properties Inc REIT	1,207	17,876
Uniti Group Inc REIT	7,972	93,512
Unity Bancorp Inc	54	948
Universal Health Realty Income Trust REIT	451	28,986
Universal Insurance Holdings Inc	293	4,427
Virtus Investment Partners Inc	29	6,293
Walker & Dunlop Inc	104	9,570
Waterstone Financial Inc	34	640
West Bancorporation Inc	111	2,142
Westamerica Bancorporation	147	8,128

		4,026,160

Industrial - 12.5%

AAON Inc	1,696	113,004
Advanced Drainage Systems Inc	2,327	194,491
Advanced Energy Industries Inc *	1,567	151,952
Aerojet Rocketdyne Holdings Inc *	2,977	157,334
AeroVironment Inc *	893	77,602
Air Transport Services Group Inc *	2,424	75,968
Akoustis Technologies Inc *	1,314	16,070
Alamo Group Inc	327	45,110
Allied Motion Technologies Inc	278	14,206
Apogee Enterprises Inc	165	5,227
Applied Industrial Technologies Inc	622	48,510
Ardmore Shipping Corp (Ireland)	359	1,174
Atkore International Group Inc *	1,949	80,123
Atlas Air Worldwide Holdings Inc *	70	3,818
Badger Meter Inc	1,202	113,060
Bloom Energy Corp 'A' *	3,442	98,648
Boise Cascade Co	282	13,480
Brady Corp 'A'	1,442	76,166
Builders FirstSource Inc *	4,325	176,503
Cactus Inc 'A'	888	23,150
Casella Waste Systems Inc 'A' *	1,735	107,483
Chase Corp	298	30,101

	Shares	Value
Comfort Systems USA Inc	441	$23,223
Construction Partners Inc 'A' *	502	14,613
Cornerstone Building Brands Inc *	755	7,006
Covanta Holding Corp	1,975	25,932
CryoPort Inc *	1,442	63,275
CSW Industrials Inc	565	63,229
CyberOptics Corp *	301	6,830
Daseke Inc *	1,928	11,202
Digimarc Corp *	470	22,203
Dorian LPG Ltd *	164	1,999
Dycom Industries Inc *	909	68,648
EMCOR Group Inc	194	17,743
Energy Recovery Inc *	1,709	23,311
Enerpac Tool Group Corp	858	19,399
EnerSys	164	13,622
ESCO Technologies Inc	966	99,710
Exponent Inc	2,121	190,954
Fabrinet * (Thailand)	1,511	117,238
FARO Technologies Inc *	673	47,534
Federal Signal Corp	2,267	75,196
Fitbit Inc 'A' *	6,917	47,036
Fluidigm Corp *	243	1,458
Forterra Inc *	1,190	20,462
Forward Air Corp	690	53,020
Franklin Electric Co Inc	1,767	122,294
Gencor Industries Inc *	41	504
Gibraltar Industries Inc *	311	22,373
GoPro Inc 'A' *	4,477	37,070
Granite Construction Inc	215	5,743
Helios Technologies Inc	582	31,015
Ichor Holdings Ltd *	936	28,216
IES Holdings Inc *	122	5,617
II-VI Inc *	3,730	283,331
Intevac Inc *	174	1,254
Iteris Inc *	1,727	9,757
Itron Inc *	1,651	158,331
John Bean Technologies Corp	1,292	147,120
Kadant Inc	468	65,979
Kaman Corp	120	6,856
KBR Inc	745	23,043
Kratos Defense & Security Solutions Inc *	5,001	137,177
Lawson Products Inc *	114	5,804
Lindsay Corp	445	57,165
Louisiana-Pacific Corp	4,535	168,566
Luna Innovations Inc *	1,243	12,281
Luxfer Holdings PLC (United Kingdom)	20	328
Marten Transport Ltd	1,216	20,952
Masonite International Corp *	1,003	98,635
MasTec Inc *	163	11,113
Materion Corp	262	16,695
Mesa Laboratories Inc	194	55,608
Montrose Environmental Group Inc *	180	5,573
Mueller Water Products Inc 'A'	393	4,865
Myers Industries Inc	559	11,616
MYR Group Inc *	439	26,384
Napco Security Technologies Inc *	494	12,953
National Presto Industries Inc	7	619
nLight Inc *	1,472	48,061
Novanta Inc *	1,414	167,163
NV5 Global Inc *	426	33,560
NVE Corp	183	10,281
O-I Glass Inc	4,971	59,155
Omega Flex Inc	123	17,958
Orion Energy Systems Inc *	1,143	11,281
OSI Systems Inc *	690	64,322
Pactiv Evergreen Inc *	307	5,569
PAM Transportation Services Inc *	19	931
Patrick Industries Inc	867	59,259
PGT Innovations Inc *	902	18,347
Plexus Corp *	957	74,847

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Primoris Services Corp	1,148	$31,696
Proto Labs Inc *	1,104	169,354
Pure Cycle Corp *	834	9,366
Raven Industries Inc	121	4,004
RBC Bearings Inc *	1,016	181,905
Research Frontiers Inc *	995	2,796
Rexnord Corp	394	15,559
Saia Inc *	1,087	196,530
Sharps Compliance Corp *	636	6,010
Simpson Manufacturing Co Inc	1,800	168,210
SMART Global Holdings Inc *	566	21,299
SPX Corp *	1,310	71,447
Sterling Construction Co Inc *	188	3,499
Sturm Ruger & Co Inc	603	39,237
Tennant Co	743	52,136
Tetra Tech Inc	2,226	257,726
The Gorman-Rupp Co	114	3,699
TopBuild Corp *	1,366	251,453
Transcat Inc *	295	10,231
Trinseo SA	507	25,963
UFP Industries Inc	2,079	115,488
UFP Technologies Inc *	8	373
Universal Logistics Holdings Inc	225	4,633
Vicor Corp *	796	73,407
Watts Water Technologies Inc 'A'	500	60,850
Welbilt Inc *	1,552	20,486
Werner Enterprises Inc	2,231	87,500
WillScot Mobile Mini Holdings Corp *	2,300	53,291
Wrap Technologies Inc *	487	2,352

		6,764,094

Technology - 16.3%

1Life Healthcare Inc *	3,244	141,601
8x8 Inc *	4,370	150,634
ACI Worldwide Inc *	4,727	181,659
Agilysys Inc *	770	29,553
Akerna Corp *	732	2,372
Allscripts Healthcare Solutions Inc *	344	4,967
Altair Engineering Inc 'A' *	1,792	104,259
Ambarella Inc *	404	37,095
American Software Inc 'A'	1,271	21,823
Amkor Technology Inc	699	10,541
Apollo Medical Holdings Inc *	839	15,329
Appfolio Inc 'A' *	674	121,347
Appian Corp *	1,470	238,272
Atomera Inc *	679	10,925
Avaya Holdings Corp *	3,407	65,244
Avid Technology Inc *	1,321	20,964
Axcelis Technologies Inc *	1,239	36,080
Bandwidth Inc 'A' *	793	121,860
Benefitfocus Inc *	1,234	17,868
Blackbaud Inc	2,033	117,020
Blackline Inc *	2,106	280,898
Bottomline Technologies DE Inc *	1,832	96,620
Box Inc 'A' *	5,863	105,827
Brightcove Inc *	1,672	30,765
Brooks Automation Inc	2,999	203,482
Cardlytics Inc *	1,080	154,192
CEVA Inc *	919	41,815
Cloudera Inc *	4,089	56,878
CMC Materials Inc	1,198	181,257
Cohu Inc	112	4,276
CommVault Systems Inc *	1,738	96,233
Cornerstone OnDemand Inc *	2,521	111,025
Corsair Gaming Inc *	347	12,568
CSG Systems International Inc	1,338	60,304
Cubic Corp	150	9,306
Daily Journal Corp *	38	15,352
Diebold Nixdorf Inc *	1,186	12,643
Digital Turbine Inc *	3,480	196,829

	Shares	Value
Diodes Inc *	311	$21,926
Domo Inc 'B' *	1,078	68,744
DSP Group Inc *	860	14,267
Ebix Inc	621	23,579
eGain Corp *	325	3,838
Envestnet Inc *	2,191	180,297
Evolent Health Inc 'A' *	514	8,239
ExlService Holdings Inc *	1,361	115,862
FormFactor Inc *	3,186	137,062
Glu Mobile Inc *	6,016	54,204
Health Catalyst Inc *	1,380	60,071
IBEX Holdings Ltd *	80	1,496
iCAD Inc *	852	11,246
Immersion Corp *	546	6,164
Impinj Inc *	713	29,853
Inovalon Holdings Inc 'A' *	3,120	56,690
Insight Enterprises Inc *	400	30,436
Intellicheck Inc *	769	8,770
Intelligent Systems Corp *	318	12,755
j2 Global Inc *	1,788	174,670
Lattice Semiconductor Corp *	5,620	257,508
LivePerson Inc *	2,574	160,180
MACOM Technology Solutions Holdings Inc ’H’ *	1,933	106,392
ManTech International Corp 'A'	468	41,624
Mastech Digital Inc *	169	2,687
MAXIMUS Inc	2,522	184,585
MaxLinear Inc *	1,707	65,190
MicroStrategy Inc 'A' *	190	73,825
Mitek Systems Inc *	1,691	30,066
Model N Inc *	1,398	49,881
NantHealth Inc *	1,151	3,718
OneSpan Inc *	1,411	29,179
Onto Innovation Inc *	497	23,632
Outset Medical Inc *	321	18,246
PAE Inc *	2,500	22,950
PAR Technology Corp *	784	49,227
Park City Group Inc *	67	321
Parsons Corp *	685	24,941
PDF Solutions Inc *	1,132	24,451
Perspecta Inc	4,732	113,947
Phreesia Inc *	1,370	74,336
Ping Identity Holding Corp *	1,549	44,363
Pitney Bowes Inc	2,814	17,334
Pixelworks Inc *	1,460	4,117
PlayAGS Inc *	202	1,454
Power Integrations Inc	2,438	199,575
Progress Software Corp	1,842	83,240
PROS Holdings Inc *	1,613	81,892
QAD Inc 'A'	494	31,211
Qualys Inc *	1,405	171,227
Quantum Corp *	174	1,065
Rapid7 Inc *	2,130	192,041
Red Violet Inc *	290	7,572
Rimini Street Inc *	967	4,284
SailPoint Technologies Holding Inc *	3,634	193,474
Sapiens International Corp (Israel)	1,142	34,957
Schrodinger Inc *	1,234	97,708
SecureWorks Corp 'A' *	86	1,223
Semtech Corp *	2,665	192,120
Silicon Laboratories Inc *	1,789	227,811
Simulations Plus Inc	569	40,922
SiTime Corp *	386	43,205
Smith Micro Software Inc *	1,463	7,929
Sprout Social Inc 'A' *	1,152	52,312
SPS Commerce Inc *	1,467	159,302
Sumo Logic Inc *	458	13,090
Super Micro Computer Inc *	549	17,381
SVMK Inc *	5,054	129,130
Sykes Enterprises Inc *	91	3,428

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Synaptics Inc *	1,339	$129,080
Tabula Rasa HealthCare Inc *	865	37,057
Tenable Holdings Inc *	2,948	154,063
The ExOne Co *	374	3,549
TTEC Holdings Inc	747	54,479
Ultra Clean Holdings Inc *	1,646	51,273
Unisys Corp *	229	4,507
Upland Software Inc *	1,104	50,663
Varonis Systems Inc *	1,287	210,566
Verint Systems Inc *	1,213	81,489
Veritone Inc *	991	28,194
Verra Mobility Corp *	5,494	73,730
Virtusa Corp *	1,199	61,305
Vocera Communications Inc *	1,313	54,529
Workiva Inc *	1,635	149,799
Xperi Holding Corp	313	6,542
Yext Inc *	4,281	67,297
Zuora Inc 'A' *	4,099	57,099

		8,825,326

Utilities - 1.8%

Ameresco Inc 'A' *	1,032	53,912
American States Water Co	1,522	121,014
Artesian Resources Corp 'A'	13	482
Atlantic Power Corp *	16	34
Brookfield Infrastructure Corp 'A' (Canada)	648	46,850
Brookfield Renewable Corp 'A'	369	21,502
California Water Service Group	1,880	101,576
Chesapeake Utilities Corp	665	71,960
Clearway Energy Inc 'A'	315	9,308
Clearway Energy Inc 'C'	662	21,138
Evoqua Water Technologies Corp *	3,761	101,472
Genie Energy Ltd 'B'	528	3,807
Global Water Resources Inc	521	7,508
MGE Energy Inc	413	28,922
Middlesex Water Co	699	50,656
Northwest Natural Holding Co	137	6,301
ONE Gas Inc	252	19,346
Ormat Technologies Inc	1,653	149,233
Otter Tail Corp	574	24,458
RGC Resources Inc	162	3,852
SJW Group	569	39,466
South Jersey Industries Inc	2,407	51,871
Southwest Gas Holdings Inc *	194	11,785
Spark Energy Inc 'A'	512	4,900
The York Water Co	552	25,723

		977,076

Total Common Stocks (Cost $35,673,484)		53,295,425

EXCHANGE-TRADED FUND - 1.0%

iShares Russell 2000 Growth	1,904	545,877

Total Exchange-Traded Fund (Cost $490,182)		545,877

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $306,052; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $312,200)	$306,052	$306,052

Total Short-Term Investment (Cost $306,052)		306,052

TOTAL INVESTMENTS - 100.0% (Cost $36,469,785)		54,149,696

DERIVATIVES - 0.0%		10,734

OTHER ASSETS & LIABILITIES, NET - 0.0%		4,258

NET ASSETS - 100.0%		$54,164,688

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	38.3%
Technology	16.3%
Industrial	12.5%
Consumer, Cyclical	12.4%
Financial	7.4%
Communications	5.2%
Others (each less than 3.0%)	7.9%

100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)

An investment with a value of $2,274 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/21	38	$364,478	$375,212	$10,734

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Consumer, Non-Cyclical	$2,342	$-	$68	$2,274
	Common Stocks	53,295,425	53,295,425	-	-
	Exchange-Traded Fund	545,877	545,877	-	-
	Short-Term Investment	306,052	-	306,052	-
	Derivatives:
	Equity Contracts
	Futures	10,734	10,734	-	-

	Total	$54,160,430	$53,852,036	$306,120	$2,274

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies Inc - Contingent Value Rights * Ω ±	123	$369

Total Rights (Cost $0)		369

COMMON STOCKS - 99.1%

Basic Materials - 4.9%

AdvanSix Inc *	1,083	21,649
AgroFresh Solutions Inc *	1,153	2,617
Alcoa Corp *	7,397	170,501
Allegheny Technologies Inc *	4,970	83,347
American Vanguard Corp	927	14,387
Amyris Inc *	3,873	23,916
Arconic Corp *	3,921	116,846
Balchem Corp	105	12,098
Caledonia Mining Corp PLC (South Africa)	297	4,716
Carpenter Technology Corp	1,906	55,503
Century Aluminum Co *	1,995	22,005
Clearwater Paper Corp *	631	23,820
Cleveland-Cliffs Inc	15,621	227,442
Coeur Mining Inc *	9,497	98,294
Commercial Metals Co	4,680	96,127
Domtar Corp	2,143	67,826
Energy Fuels Inc *	4,945	21,066
Ferro Corp *	841	12,304
Fortitude Gold Corp * ±	743	781
Gatos Silver Inc *	681	8,873
GCP Applied Technologies Inc *	427	10,098
Glatfelter Corp	1,729	28,321
Gold Resource Corp	2,602	7,572
Hawkins Inc	174	9,102
HB Fuller Co	726	37,665
Hecla Mining Co	20,566	133,268
Innospec Inc	190	17,239
Intrepid Potash Inc *	382	9,225
Kaiser Aluminum Corp	626	61,911
Koppers Holdings Inc *	323	10,065
Kraton Corp *	1,231	34,209
Kronos Worldwide Inc	876	13,061
Livent Corp *	5,763	108,575
Minerals Technologies Inc	1,341	83,303
Neenah Inc	671	37,120
Novagold Resources Inc * (Canada)	637	6,160
Oil-Dri Corp of America	197	6,714
Orion Engineered Carbons SA (Germany)	1,061	18,185
PQ Group Holdings Inc	1,265	18,039
Rayonier Advanced Materials Inc *	2,447	15,954
Rogers Corp *	604	93,795
Schnitzer Steel Industries Inc 'A'	1,027	32,771
Schweitzer-Mauduit International Inc	1,227	49,338
Sensient Technologies Corp	980	72,295
Stepan Co	793	94,621
Tronox Holdings PLC 'A' *	2,340	34,211
United States Lime & Minerals Inc	76	8,664
United States Steel Corp	8,659	145,211
Uranium Energy Corp *	4,647	8,179
Verso Corp 'A'	1,237	14,869

		2,303,858

Communications - 3.2%

ADTRAN Inc	1,890	27,915
Alaska Communications Systems Group Inc	1,977	7,295
AMC Networks Inc 'A' *	660	23,608
ATN International Inc	416	17,372

	Shares	Value
Boston Omaha Corp 'A' *	518	$14,323
CalAmp Corp *	454	4,504
CarParts.com Inc *	42	520
Cars.com Inc *	2,706	30,578
Cincinnati Bell Inc *	1,333	20,368
comScore Inc *	2,325	5,789
Consolidated Communications Holdings Inc *	2,588	12,655
DHI Group Inc *	1,917	4,256
DZS Inc *	481	7,441
Entercom Communications Corp 'A'	4,582	11,318
Entravision Communications Corp 'A'	2,269	6,240
ePlus Inc *	86	7,564
Fluent Inc *	1,644	8,730
Gannett Co Inc *	5,211	17,509
Gogo Inc *	132	1,271
Gray Television Inc *	2,418	43,258
Groupon Inc *	918	34,879
Harmonic Inc *	3,717	27,469
HealthStream Inc *	1,018	22,233
Hemisphere Media Group Inc *	633	6,558
Houghton Mifflin Harcourt Co *	4,152	13,826
IDT Corp 'B' *	207	2,559
iHeartMedia Inc 'A' *	2,413	31,321
Infinera Corp *	3,206	33,599
InterDigital Inc	850	51,578
Iridium Communications Inc *	1,691	66,499
KVH Industries Inc *	670	7,604
Lands’ End Inc *	434	9,361
Liberty Latin America Ltd 'A' * (Chile)	1,823	20,290
Liberty Latin America Ltd 'C' * (Chile)	6,066	67,272
Liquidity Services Inc *	1,096	17,437
LiveXLive Media Inc *	1,643	5,389
Loral Space & Communications Inc	402	8,438
Magnite Inc *	1,861	57,151
Maxar Technologies Inc	2,397	92,500
MediaAlpha Inc 'A' *	127	4,962
Meredith Corp	768	14,746
MSG Networks Inc 'A' *	1,159	17,084
National CineMedia Inc	2,455	9,133
NeoPhotonics Corp *	595	5,409
NETGEAR Inc *	1,168	47,456
ORBCOMM Inc *	2,543	18,869
Overstock.com Inc *	306	14,679
PCTEL Inc *	695	4,566
Plantronics Inc	912	24,651
Powerfleet Inc *	1,137	8,448
Preformed Line Products Co	118	8,076
QuinStreet Inc *	1,277	27,379
Quotient Technology Inc *	1,497	14,102
Rackspace Technology Inc *	227	4,327
Ribbon Communications Inc *	2,703	17,732
Saga Communications Inc 'A'	142	3,411
Scholastic Corp	1,123	28,075
Sinclair Broadcast Group Inc 'A'	1,778	56,629
Spok Holdings Inc	680	7,568
Stitch Fix Inc 'A' *	374	21,961
TEGNA Inc	8,672	120,974
The EW Scripps Co 'A'	2,246	34,341
Tribune Publishing Co	598	8,193
TrueCar Inc *	4,133	17,359
Value Line Inc	17	560
VirnetX Holding Corp	1,204	6,068
Vonage Holdings Corp *	4,079	52,517
WideOpenWest Inc *	1,024	10,926
Yelp Inc *	2,329	76,088

		1,534,766

Consumer, Cyclical - 16.1%

A-Mark Precious Metals Inc	190	4,873
Abercrombie & Fitch Co 'A'	2,432	49,516

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Academy Sports & Outdoors Inc *	568	$11,775
Acushnet Holdings Corp	1,077	43,662
Adient PLC *	3,473	120,756
Albany International Corp 'A'	216	15,859
Allegiant Travel Co	460	87,050
AMC Entertainment Holdings Inc 'A'	2,941	6,235
America’s Car-Mart Inc *	61	6,700
American Axle & Manufacturing Holdings Inc *	4,468	37,263
American Eagle Outfitters Inc	5,962	119,657
Asbury Automotive Group Inc *	461	67,186
Aspen Aerogels Inc *	742	12,384
At Home Group Inc *	2,076	32,095
Avient Corp	3,601	145,048
Beacon Roofing Supply Inc *	2,143	86,127
Beazer Homes USA Inc *	1,124	17,029
Bed Bath & Beyond Inc	4,991	88,640
Big Lots Inc	1,446	62,077
Biglari Holdings Inc 'A' *	3	1,755
Biglari Holdings Inc 'B' *	36	4,003
BJ’s Restaurants Inc	878	33,794
Blue Bird Corp *	379	6,921
Bluegreen Vacations Corp	173	1,374
Bluegreen Vacations Holding Corp	909	12,299
BMC Stock Holdings Inc *	2,654	142,467
Boot Barn Holdings Inc *	93	4,032
Boyd Gaming Corp	3,204	137,516
Brinker International Inc	596	33,716
Caesars Entertainment Inc *	2,936	218,057
Caleres Inc	1,458	22,818
Callaway Golf Co	3,675	88,237
Carrols Restaurant Group Inc *	1,388	8,717
Casper Sleep Inc *	805	4,951
Century Casinos Inc *	1,079	6,895
Century Communities Inc *	1,166	51,047
Chico’s FAS Inc	4,338	6,897
Chuy’s Holdings Inc *	771	20,424
Cinemark Holdings Inc	4,226	73,575
Citi Trends Inc	375	18,630
Clarus Corp	845	13,013
CompX International Inc	21	299
Conn’s Inc *	658	7,692
Cooper Tire & Rubber Co	1,981	80,230
Cooper-Standard Holdings Inc *	662	22,952
Core-Mark Holding Co Inc	100	2,937
Cracker Barrel Old Country Store Inc	532	70,181
Daktronics Inc	1,418	6,636
Dana Inc	5,715	111,557
Dave & Buster’s Entertainment Inc	1,131	33,953
Del Taco Restaurants Inc *	1,136	10,292
Denny’s Corp *	854	12,537
Designer Brands Inc 'A'	2,453	18,765
Dillard’s Inc 'A'	291	18,348
Dine Brands Global Inc	578	33,524
Douglas Dynamics Inc	72	3,079
Duluth Holdings Inc 'B' *	436	4,604
El Pollo Loco Holdings Inc *	650	11,765
Eros STX Global Corp * (United Arab Emirates)	5,954	10,836
Escalade Inc	403	8,531
Ethan Allen Interiors Inc	880	17,785
Everi Holdings Inc *	2,123	29,319
Express Inc *	2,059	1,874
Fiesta Restaurant Group Inc *	701	7,991
Forestar Group Inc *	668	13,480
Fossil Group Inc *	1,837	15,927
Foundation Building Materials Inc *	631	12,121
Funko Inc 'A' *	961	9,975
G-III Apparel Group Ltd *	1,770	42,020
Gaia Inc *	478	4,723
GameStop Corp 'A' *	2,343	44,142

	Shares	Value
GAN Ltd * (United Kingdom)	198	$4,015
Genesco Inc *	543	16,339
GMS Inc *	1,663	50,688
Golden Entertainment Inc *	413	8,215
Green Brick Partners Inc *	937	21,514
Group 1 Automotive Inc	682	89,437
Guess? Inc	1,561	35,310
H&E Equipment Services Inc	1,279	38,127
Hamilton Beach Brands Holding Co 'A'	166	2,907
Haverty Furniture Cos Inc	642	17,764
Hawaiian Holdings Inc	1,818	32,179
Herman Miller Inc	2,313	78,179
Hibbett Sports Inc *	639	29,509
HNI Corp	1,708	58,858
Hooker Furniture Corp	430	13,867
IMAX Corp *	1,957	35,265
Interface Inc	1,886	19,803
International Game Technology PLC	3,963	67,133
Jack in the Box Inc	786	72,941
Johnson Outdoors Inc 'A'	102	11,488
KAR Auction Services Inc	5,077	94,483
KB Home	2,964	99,353
Kimball International Inc 'B'	1,418	16,945
Knoll Inc	1,997	29,316
Kontoor Brands Inc *	2,021	81,972
Kura Sushi USA Inc 'A' *	132	2,574
La-Z-Boy Inc	1,770	70,517
Lakeland Industries Inc *	300	8,175
Liberty Media Corp-Liberty Braves 'A' *	156	3,880
Liberty Media Corp-Liberty Braves 'C' *	561	13,958
Liberty TripAdvisor Holdings Inc 'A' *	2,855	12,391
Lifetime Brands Inc	468	7,114
Lithia Motors Inc 'A'	522	152,774
Lumber Liquidators Holdings Inc *	975	29,971
M/I Homes Inc *	1,118	49,516
Macy’s Inc	12,220	137,475
MarineMax Inc *	822	28,795
Marriott Vacations Worldwide Corp	1,384	189,912
MDC Holdings Inc	2,047	99,484
Meritage Homes Corp *	1,390	115,120
Meritor Inc *	636	17,751
Mesa Air Group Inc *	1,157	7,740
Methode Electronics Inc	1,206	46,166
Miller Industries Inc	432	16,425
Modine Manufacturing Co *	1,951	24,505
Monarch Casino & Resort Inc *	142	8,693
Motorcar Parts of America Inc *	644	12,635
Movado Group Inc	607	10,088
National Vision Holdings Inc *	548	24,819
Nautilus Inc *	1,231	22,330
Navistar International Corp *	1,954	85,898
Noodles & Co *	622	4,914
OneSpaWorld Holdings Ltd (Bahamas)	1,778	18,029
Oxford Industries Inc	642	42,057
Papa John’s International Inc	192	16,291
PC Connection Inc	404	19,105
Penn National Gaming Inc *	3,067	264,897
PriceSmart Inc	843	76,789
RCI Hospitality Holdings Inc	332	13,094
Red Robin Gourmet Burgers Inc *	608	11,692
Red Rock Resorts Inc 'A'	651	16,301
Regis Corp *	932	8,565
Resideo Technologies Inc *	5,544	117,865
REV Group Inc	949	8,361
Rite Aid Corp *	2,193	34,715
Rocky Brands Inc	263	7,382
Rush Enterprises Inc 'A'	1,654	68,509
Rush Enterprises Inc 'B'	243	9,207
Sally Beauty Holdings Inc *	4,435	57,832
ScanSource Inc *	1,011	26,670

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Scientific Games Corp 'A' *	643	$26,678
SeaWorld Entertainment Inc *	1,137	35,918
Shoe Carnival Inc	365	14,301
Signet Jewelers Ltd (NYSE)	2,078	56,667
SkyWest Inc	1,926	77,637
Sleep Number Corp *	662	54,191
Sonic Automotive Inc 'A'	926	35,716
Spirit Airlines Inc *	3,858	94,328
Standard Motor Products Inc	705	28,524
Steelcase Inc 'A'	3,403	46,111
Steven Madden Ltd	1,847	65,236
Superior Group of Cos Inc	350	8,134
Systemax Inc	158	5,671
Target Hospitality Corp *	1,080	1,706
Taylor Morrison Home Corp *	4,484	115,015
Telenav Inc *	801	3,765
Tenneco Inc 'A' *	2,018	21,391
The Buckle Inc	1,181	34,485
The Cato Corp 'A'	763	7,317
The Cheesecake Factory Inc	1,693	62,743
The Children’s Place Inc	164	8,216
The Container Store Group Inc *	729	6,955
The Goodyear Tire & Rubber Co	9,107	99,357
The Marcus Corp	870	11,728
The Michaels Cos Inc *	2,933	38,158
The ODP Corp	2,087	61,149
Tilly’s Inc 'A'	813	6,634
Titan Machinery Inc *	747	14,604
TRI Pointe Group Inc *	4,995	86,164
Tupperware Brands Corp *	1,968	63,744
Unifi Inc *	529	9,384
UniFirst Corp	558	118,123
Universal Electronics Inc *	64	3,357
Urban Outfitters Inc *	2,757	70,579
Vera Bradley Inc *	799	6,360
Veritiv Corp *	508	10,561
Vista Outdoor Inc *	2,317	55,052
VOXX International Corp *	749	9,557
VSE Corp	350	13,471
Wabash National Corp	2,084	35,907
WESCO International Inc *	1,936	151,976
Weyco Group Inc	227	3,596
Winmark Corp	81	15,050
Wolverine World Wide Inc	3,210	100,312
Workhorse Group Inc *	3,694	73,067
World Fuel Services Corp	2,448	76,280
Zumiez Inc *	811	29,829

		7,614,437

Consumer, Non-Cyclical - 12.7%

Abeona Therapeutics Inc *	1,602	2,515
ABM Industries Inc	2,642	99,973
Acacia Research Corp *	1,887	7,435
ACCO Brands Corp	3,692	31,197
Accolade Inc *	87	3,785
AcelRx Pharmaceuticals Inc *	2,402	2,978
Acutus Medical Inc *	84	2,420
ADMA Biologics Inc *	381	743
Adtalem Global Education Inc *	2,031	68,952
Adverum Biotechnologies Inc *	480	5,203
Aeglea BioTherapeutics Inc *	255	2,007
Agile Therapeutics Inc *	53	152
Akouos Inc *	122	2,419
Albireo Pharma Inc *	207	7,765
Alico Inc	208	6,452
Aligos Therapeutics Inc *	84	2,323
Allovir Inc *	150	5,766
Alphatec Holdings Inc *	243	3,528
Alta Equipment Group Inc *	682	6,738
ALX Oncology Holdings Inc *	81	6,982

	Shares	Value
American Public Education Inc *	569	$17,343
American Renal Associates Holdings Inc *	388	4,443
AnaptysBio Inc *	849	18,253
AngioDynamics Inc *	1,448	22,198
ANI Pharmaceuticals Inc *	176	5,111
Anika Therapeutics Inc *	558	25,255
Annexon Inc *	123	3,079
Applied Genetic Technologies Corp *	965	3,947
Applied Molecular Transport Inc *	103	3,169
Aptinyx Inc *	1,528	5,287
Apyx Medical Corp *	1,209	8,705
Arena Pharmaceuticals Inc *	2,113	162,342
Arlo Technologies Inc *	3,133	24,406
ASGN Inc *	350	29,235
Aspira Women’s Health Inc *	268	1,798
Assembly Biosciences Inc *	583	3,527
Atara Biotherapeutics Inc *	744	14,605
Atea Pharmaceuticals Inc *	119	4,972
Athira Pharma Inc *	108	3,699
Atreca Inc 'A' *	107	1,728
Avanos Medical Inc *	1,872	85,887
AVEO Pharmaceuticals Inc *	356	2,054
Avid Bioservices Inc *	283	3,266
Avidity Biosciences Inc *	140	3,573
Axcella Health Inc *	229	1,189
Aytu BioScience Inc *	43	257
B&G Foods Inc	305	8,458
Barrett Business Services Inc	281	19,167
BellRing Brands Inc 'A' *	1,574	38,264
Beyondspring Inc *	50	610
BG Staffing Inc	365	4,924
BioCryst Pharmaceuticals Inc *	1,497	11,153
Bridgford Foods Corp *	14	255
BrightView Holdings Inc *	1,624	24,555
Brookdale Senior Living Inc *	7,371	32,654
C4 Therapeutics Inc *	89	2,949
Cabaletta Bio Inc *	514	6,415
Cadiz Inc *	357	3,802
CAI International Inc	531	16,588
Cal-Maine Foods Inc *	972	36,489
Calyxt Inc *	219	924
Cardtronics PLC 'A' *	389	13,732
Carriage Services Inc	649	20,327
CASI Pharmaceuticals Inc *	20	59
Cassava Sciences Inc *	832	5,674
Catabasis Pharmaceuticals Inc *	179	383
Catalyst Biosciences Inc *	878	5,540
CBIZ Inc *	1,691	44,998
CEL-SCI Corp *	198	2,309
Cellular Biomedicine Group Inc *	176	3,235
Central Garden & Pet Co *	269	10,386
Central Garden & Pet Co 'A' *	1,093	39,709
Chimerix Inc *	1,910	9,225
Chinook Therapeutics Inc *	50	793
Cidara Therapeutics Inc *	120	240
Cimpress PLC * (Ireland)	478	41,940
Collectors Universe Inc	34	2,564
Community Health Systems Inc *	3,367	25,017
Concert Pharmaceuticals Inc *	1,132	14,308
CorMedix Inc *	21	156
Cortexyme Inc *	42	1,167
Covetrus Inc *	4,595	132,060
CRA International Inc	72	3,667
Cross Country Healthcare Inc *	1,265	11,221
CryoLife Inc *	278	6,564
Cyclerion Therapeutics Inc *	900	2,754
Cymabay Therapeutics Inc *	2,662	15,280
Cytokinetics Inc *	321	6,670
Darling Ingredients Inc *	6,374	367,652
Deluxe Corp	1,660	48,472

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Dyadic International Inc *	107	$576
Dynavax Technologies Corp *	662	2,946
Dyne Therapeutics Inc *	118	2,478
Eargo Inc *	63	2,824
Edgewell Personal Care Co	2,134	73,794
Emerald Holding Inc	948	5,138
Enanta Pharmaceuticals Inc *	692	29,133
Endo International PLC *	5,093	36,568
Ennis Inc	998	17,814
Enochian Biosciences Inc *	546	1,611
Enzo Biochem Inc *	1,774	4,470
Epizyme Inc *	1,301	14,129
Evofem Biosciences Inc *	102	246
Evolus Inc *	520	1,747
Exicure Inc *	579	1,025
Farmer Brothers Co *	629	2,937
FibroGen Inc *	471	17,469
Five Prime Therapeutics Inc *	1,228	20,888
Five Star Senior Living Inc *	741	5,113
Foghorn Therapeutics Inc *	88	1,784
FONAR Corp *	251	4,357
Forma Therapeutics Holdings Inc *	134	4,677
Franchise Group Inc	772	23,507
Fresh Del Monte Produce Inc	1,228	29,558
G1 Therapeutics Inc *	722	12,989
Generation Bio Co *	102	2,892
Geron Corp *	11,367	18,074
GlycoMimetics Inc *	1,473	5,538
Gossamer Bio Inc *	1,309	12,658
GP Strategies Corp *	519	6,155
Graybug Vision Inc *	73	2,118
Green Dot Corp 'A' *	1,841	102,728
Gritstone Oncology Inc *	1,013	3,991
Hanger Inc *	1,316	28,939
Harmony Biosciences Holdings Inc *	59	2,133
Harvard Bioscience Inc *	1,522	6,529
Heidrick & Struggles International Inc	756	22,211
Herc Holdings Inc *	893	59,304
Heska Corp *	178	25,926
HF Foods Group Inc *	1,405	10,566
Hostess Brands Inc *	2,782	40,728
Huron Consulting Group Inc *	820	48,339
iBio Inc *	839	881
ICF International Inc	364	27,056
Ideaya Biosciences Inc *	515	7,210
Immunic Inc *	121	1,850
ImmunoGen Inc *	4,163	26,851
Inari Medical Inc *	63	5,499
Information Services Group Inc *	1,413	4,635
Ingles Markets Inc 'A'	555	23,676
Inhibrx Inc *	66	2,176
Inogen Inc *	243	10,857
Inozyme Pharma Inc *	68	1,404
Insperity Inc	721	58,704
Integer Holdings Corp *	479	38,890
Intra-Cellular Therapies Inc *	1,614	51,325
Invacare Corp	1,331	11,912
iTeos Therapeutics Inc *	90	3,044
IVERIC bio Inc *	3,178	21,960
J&J Snack Foods Corp	439	68,207
Jounce Therapeutics Inc *	681	4,767
KalVista Pharmaceuticals Inc *	439	8,337
Kelly Services Inc 'A'	1,314	27,029
Keros Therapeutics Inc *	10	705
Kezar Life Sciences Inc *	1,245	6,499
Kindred Biosciences Inc *	192	828
Kiniksa Pharmaceuticals Ltd 'A' *	112	1,979
Korn Ferry	2,142	93,177
Kronos Bio Inc *	122	3,644
Kymera Therapeutics Inc *	84	5,208

	Shares	Value
Laird Superfood Inc *	55	$2,603
Landec Corp *	1,018	11,045
Lannett Co Inc *	1,254	8,176
Laureate Education Inc 'A' *	4,311	62,768
LeMaitre Vascular Inc	133	5,387
Limoneira Co	504	8,392
LivaNova PLC *	569	37,673
LiveRamp Holdings Inc *	487	35,644
MacroGenics Inc *	1,421	32,484
Magellan Health Inc *	526	43,574
Magenta Therapeutics Inc *	218	1,709
Marker Therapeutics Inc *	610	885
MEDNAX Inc *	2,923	71,730
MEI Pharma Inc *	625	1,650
MeiraGTx Holdings PLC *	42	636
Meridian Bioscience Inc *	218	4,074
MGP Ingredients Inc	130	6,118
Milestone Scientific Inc *	515	1,092
Mirum Pharmaceuticals Inc *	128	2,235
Misonix Inc *	292	3,650
Mission Produce Inc *	138	2,077
MoneyGram International Inc *	2,453	13,406
Monro Inc	679	36,191
Myriad Genetics Inc *	2,847	56,299
NanoString Technologies Inc *	234	15,650
NantKwest Inc *	152	2,026
Natera Inc *	191	19,008
Nathan’s Famous Inc	107	5,909
National HealthCare Corp	495	32,873
Natural Grocers by Vitamin Cottage Inc	124	1,704
Nature’s Sunshine Products Inc *	342	5,113
Natus Medical Inc *	918	18,397
Nesco Holdings Inc *	535	3,943
NewAge Inc *	2,093	5,505
NextCure Inc *	67	730
NGM Biopharmaceuticals Inc *	37	1,121
Nkarta Inc *	137	8,421
Novavax Inc *	1,782	198,711
Nurix Therapeutics Inc *	92	3,025
Nymox Pharmaceutical Corp *	351	870
Oncorus Inc *	66	2,134
OPKO Health Inc *	15,960	63,042
Option Care Health Inc *	138	2,158
OraSure Technologies Inc *	1,105	11,696
Orgenesis Inc *	584	2,628
ORIC Pharmaceuticals Inc *	40	1,354
Orthofix Medical Inc *	747	32,106
Osmotica Pharmaceuticals PLC *	65	268
Owens & Minor Inc	2,879	77,877
Pacific Biosciences of California Inc *	911	23,631
Pandion Therapeutics Inc *	66	980
Passage Bio Inc *	374	9,563
Patterson Cos Inc	3,342	99,023
Performance Food Group Co *	5,174	246,334
PFSweb Inc *	105	707
Phibro Animal Health Corp 'A'	44	854
Pliant Therapeutics Inc *	90	2,045
PMV Pharmaceuticals Inc *	113	6,951
Poseida Therapeutics Inc *	118	1,294
Praxis Precision Medicines Inc *	93	5,117
Precigen Inc *	532	5,426
Precision BioSciences Inc *	38	317
Prelude Therapeutics Inc *	77	5,509
Prestige Consumer Healthcare Inc *	1,280	44,634
Primo Water Corp	6,146	96,369
Prothena Corp PLC * (Ireland)	1,212	14,556
Pulmonx Corp *	94	6,488
Quad/Graphics Inc	1,302	4,974
Quanex Building Products Corp	1,304	28,910
Relay Therapeutics Inc *	267	11,097

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Rent-A-Center Inc	236	$9,036
Resources Connection Inc	1,182	14,858
Revance Therapeutics Inc *	579	16,409
Revlon Inc 'A' *	268	3,184
Rockwell Medical Inc *	825	833
Rubius Therapeutics Inc *	1,178	8,941
Sanderson Farms Inc	179	23,664
Savara Inc *	1,915	2,202
SeaSpine Holdings Corp *	1,050	18,322
Selecta Biosciences Inc *	1,423	4,312
Seneca Foods Corp 'A' *	255	10,174
ServiceSource International Inc *	3,443	6,060
Shattuck Labs Inc *	109	5,713
Sientra Inc *	399	1,552
Soleno Therapeutics Inc *	73	141
Solid Biosciences Inc *	871	6,602
SP Plus Corp *	914	26,351
SpartanNash Co	1,392	24,235
Spectrum Pharmaceuticals Inc *	5,844	19,928
Spero Therapeutics Inc *	96	1,861
Spruce Biosciences Inc *	83	2,018
SQZ Biotechnologies Co *	72	2,087
Stride Inc *	1,575	33,437
Strongbridge Biopharma PLC *	243	590
Supernus Pharmaceuticals Inc *	1,512	38,042
Surgalign Holdings Inc *	2,342	5,129
Sutro Biopharma Inc *	176	3,821
Tarsus Pharmaceuticals Inc *	52	2,149
Taysha Gene Therapies Inc *	87	2,309
TCR2 Therapeutics Inc *	962	29,755
Team Inc *	1,185	12,916
Tejon Ranch Co *	824	11,907
Tenet Healthcare Corp *	3,711	148,180
Textainer Group Holdings Ltd * (China)	1,958	37,554
TG Therapeutics Inc *	649	33,761
The Aaron’s Co Inc *	1,210	22,942
The Andersons Inc	1,229	30,123
The Chefs’ Warehouse Inc *	1,217	31,265
The Hackett Group Inc	125	1,799
The Simply Good Foods Co *	3,340	104,742
TherapeuticsMD Inc *	1,429	1,729
Theravance Biopharma Inc *	262	4,656
Tivity Health Inc *	916	17,944
Tootsie Roll Industries Inc	94	2,792
Triple-S Management Corp 'B' *	828	17,678
Triton International Ltd (Bermuda)	2,385	115,696
TrueBlue Inc *	1,421	26,558
Turning Point Therapeutics Inc *	105	12,794
United Natural Foods Inc *	2,162	34,527
Universal Corp	991	48,173
UroGen Pharma Ltd *	300	5,406
Utah Medical Products Inc	27	2,276
Vanda Pharmaceuticals Inc *	2,157	28,343
Varex Imaging Corp *	1,529	25,504
Vaxart Inc *	246	1,405
Vaxcyte Inc *	151	4,012
VBI Vaccines Inc *	1,284	3,531
Vector Group Ltd	4,908	57,178
Vectrus Inc *	285	14,170
Venus Concept Inc *	87	151
Verastem Inc *	4,011	8,543
Vericel Corp *	210	6,485
Viad Corp	814	29,442
ViewRay Inc *	2,798	10,688
Viking Therapeutics Inc *	2,456	13,827
Village Super Market Inc 'A'	327	7,214
Vital Farms Inc *	233	5,897
Vivint Smart Home Inc *	2,438	50,588
VYNE Therapeutics Inc *	4,974	7,859
WD-40 Co	34	9,033

	Shares	Value
Weis Markets Inc	400	$19,124
Willdan Group Inc *	125	5,213
WW International Inc *	1,431	34,916
X4 Pharmaceuticals Inc *	643	4,134
XBiotech Inc *	568	8,889
Xencor Inc *	122	5,323
Xeris Pharmaceuticals Inc *	88	433
XOMA Corp *	36	1,589
Zentalis Pharmaceuticals Inc *	74	3,844
ZIOPHARM Oncology Inc *	2,776	6,996

		6,010,897

Diversified - 0.0%

Professional Holding Corp 'A' *	459	7,082

Energy - 4.0%

Adams Resources & Energy Inc	82	1,976
Antero Resources Corp *	9,621	52,434
Arch Resources Inc	598	26,174
Archrock Inc	5,193	44,971
Berry Corp	2,670	9,826
Bonanza Creek Energy Inc *	735	14,208
Brigham Minerals Inc 'A'	1,680	18,463
ChampionX Corp *	7,317	111,950
Clean Energy Fuels Corp *	5,116	40,212
CNX Resources Corp *	8,763	94,640
Comstock Resources Inc *	969	4,235
CONSOL Energy Inc *	1,023	7,376
Contango Oil & Gas Co *	3,030	6,939
CVR Energy Inc	1,190	17,731
Delek US Holdings Inc	2,507	40,288
DMC Global Inc	314	13,581
Dril-Quip Inc *	1,391	41,201
Earthstone Energy Inc 'A' *	926	4,936
Evolution Petroleum Corp	1,111	3,166
Exterran Corp *	1,027	4,539
Falcon Minerals Corp	1,535	4,835
Frank’s International NV *	6,114	16,752
FuelCell Energy Inc *	3,824	42,714
FutureFuel Corp	1,016	12,903
Goodrich Petroleum Corp *	168	1,695
Green Plains Inc *	1,349	17,766
Helix Energy Solutions Group Inc *	5,645	23,709
Kosmos Energy Ltd (Ghana)	16,319	38,350
Liberty Oilfield Services Inc 'A'	2,908	29,981
Magnolia Oil & Gas Corp 'A' *	423	2,986
Matador Resources Co *	4,417	53,269
Matrix Service Co *	1,020	11,240
Maxeon Solar Technologies Ltd *	117	3,319
MRC Global Inc *	3,114	20,646
Nabors Industries Ltd	275	16,013
NACCO Industries Inc 'A'	144	3,787
National Energy Services Reunited Corp *	812	8,063
Newpark Resources Inc *	3,504	6,728
NextDecade Corp *	774	1,618
NexTier Oilfield Solutions Inc *	6,391	21,985
NOW Inc *	4,373	31,398
Oceaneering International Inc *	3,837	30,504
Oil States International Inc *	2,373	11,912
Ovintiv Inc	10,328	148,310
Par Pacific Holdings Inc *	1,600	22,368
Patterson-UTI Energy Inc	7,104	37,367
PBF Energy Inc 'A'	3,810	27,051
PDC Energy Inc *	3,903	80,129
Peabody Energy Corp *	2,458	5,924
Penn Virginia Corp *	547	5,552
PrimeEnergy Resources Corp *	16	691
ProPetro Holding Corp *	3,177	23,478
Range Resources Corp	8,594	57,580
Renewable Energy Group Inc *	1,511	107,009
REX American Resources Corp *	219	16,090

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
RPC Inc *	2,224	$7,006
Select Energy Services Inc 'A' *	2,325	9,533
SM Energy Co	4,506	27,577
Solaris Oilfield Infrastructure Inc 'A'	1,136	9,247
Southwestern Energy Co *	25,663	76,476
SunCoke Energy Inc	3,270	14,225
Sunnova Energy International Inc *	1,871	84,438
SunPower Corp *	928	23,794
Talos Energy Inc *	491	4,046
Tellurian Inc *	6,664	8,530
Thermon Group Holdings Inc *	1,299	20,303
Transocean Ltd *	22,819	52,712
Trecora Resources *	950	6,641
US Silica Holdings Inc	2,905	20,393
W&T Offshore Inc *	3,780	8,203
Warrior Met Coal Inc	2,057	43,855
Whiting Petroleum Corp *	95	2,375

		1,921,922

Financial - 36.1%

1st Constitution Bancorp	359	5,697
1st Source Corp	653	26,316
Acadia Realty Trust REIT	3,355	47,607
ACNB Corp	337	8,425
Agree Realty Corp REIT	2,169	144,412
Alerus Financial Corp	582	15,929
Alexander & Baldwin Inc REIT *	2,885	49,564
Alexander’s Inc REIT	4	1,109
Allegiance Bancshares Inc	771	26,314
Alpine Income Property Trust Inc REIT	268	4,017
Altabancorp	601	16,780
Altisource Portfolio Solutions SA *	171	2,202
Amalgamated Bank 'A'	544	7,475
Ambac Financial Group Inc *	1,812	27,869
Amerant Bancorp Inc *	907	13,786
American Assets Trust Inc REIT	2,017	58,251
American Equity Investment Life Holding Co	3,588	99,244
American Finance Trust Inc REIT	4,375	32,506
American National Bankshares Inc	427	11,192
American Realty Investors Inc *	32	349
Ameris Bancorp	2,604	99,134
AMERISAFE Inc	761	43,704
Ames National Corp	341	8,191
Anworth Mortgage Asset Corp REIT	3,845	10,420
Apollo Commercial Real Estate Finance Inc REIT	5,538	61,859
Arbor Realty Trust Inc REIT	4,562	64,689
Ares Commercial Real Estate Corp REIT	1,214	14,459
Argo Group International Holdings Ltd	1,265	55,280
Arlington Asset Investment Corp 'A' REIT	1,351	5,107
Armada Hoffler Properties Inc REIT	2,314	25,963
ARMOUR Residential REIT Inc	2,475	26,705
Arrow Financial Corp	532	15,912
Artisan Partners Asset Management Inc 'A'	1,282	64,536
Assetmark Financial Holdings Inc *	373	9,027
Associated Capital Group Inc 'A'	73	2,564
Atlantic Capital Bancshares Inc *	829	13,198
Atlantic Union Bankshares Corp	3,067	101,027
Auburn National BanCorp Inc	93	3,877
Axos Financial Inc *	2,071	77,725
B. Riley Financial Inc	771	34,094
Banc of California Inc	1,779	26,169
BancFirst Corp	752	44,142
Banco Latinoamericano de Comercio Exterior SA 'E' (Panama)	1,226	19,408
BancorpSouth Bank	3,897	106,934
Bank First Corp	21	1,361
Bank of Commerce Holdings	626	6,197
Bank of Marin Bancorp	536	18,406
Bank7 Corp	13	185

	Shares	Value
BankFinancial Corp	511	$4,487
BankUnited Inc	3,616	125,764
Bankwell Financial Group Inc	262	5,122
Banner Corp	1,370	63,828
Bar Harbor Bankshares	591	13,351
Baycom Corp *	343	5,203
BCB Bancorp Inc	559	6,188
Berkshire Hills Bancorp Inc	1,768	30,268
BGC Partners Inc 'A'	12,223	48,892
Blackstone Mortgage Trust Inc 'A' REIT	5,441	149,791
Blucora Inc *	1,909	30,372
Bluerock Residential Growth REIT Inc	630	7,982
Bogota Financial Corp *	236	2,103
Boston Private Financial Holdings Inc	3,212	27,141
Bridge Bancorp Inc	660	15,959
Bridgewater Bancshares Inc *	887	11,079
Broadmark Realty Capital Inc REIT	5,140	52,428
Broadstone Net Lease Inc 'A'	1,216	23,809
Brookline Bancorp Inc	3,052	36,746
BRT Apartments Corp REIT	412	6,262
Bryn Mawr Bank Corp	761	23,283
Business First Bancshares Inc	772	15,718
Byline Bancorp Inc	978	15,110
C&F Financial Corp	135	5,010
Cadence BanCorp	4,858	79,768
California BanCorp *	304	4,730
Cambridge Bancorp	201	14,020
Camden National Corp	594	21,253
Cannae Holdings Inc *	3,411	151,005
Capital Bancorp Inc *	319	4,444
Capital City Bank Group Inc	540	13,273
Capitol Federal Financial Inc	5,138	64,225
Capstar Financial Holdings Inc	646	9,529
Capstead Mortgage Corp REIT	3,686	21,416
CareTrust REIT Inc	3,296	73,105
Carter Bankshares Inc	899	9,637
CatchMark Timber Trust Inc 'A' REIT	1,754	16,417
Cathay General Bancorp	2,931	94,349
CB Financial Services Inc	193	3,862
CBTX Inc	700	17,857
Centerspace REIT	508	35,885
Central Pacific Financial Corp	1,083	20,588
Central Valley Community Bancorp	416	6,194
Century Bancorp Inc 'A'	99	7,659
Chatham Lodging Trust REIT	1,834	19,807
Chemung Financial Corp	142	4,821
Cherry Hill Mortgage Investment Corp REIT	588	5,374
Chimera Investment Corp REIT	7,651	78,423
ChoiceOne Financial Services Inc	292	8,997
CIT Group Inc	3,895	139,830
Citizens & Northern Corp	531	10,535
Citizens Holding Co	184	3,855
Citizens Inc *	1,959	11,225
City Holding Co	598	41,591
City Office REIT Inc	1,682	16,433
Civista Bancshares Inc	630	11,044
Clipper Realty Inc REIT	42	296
CNB Financial Corp	584	12,433
CNO Financial Group Inc	5,513	122,554
Coastal Financial Corp *	337	7,077
Codorus Valley Bancorp Inc	368	6,241
Colony Bankcorp Inc	297	4,351
Colony Capital Inc REIT	18,856	90,697
Colony Credit Real Estate Inc REIT	3,394	25,455
Columbia Banking System Inc	2,817	101,130
Columbia Financial Inc *	1,407	21,893
Columbia Property Trust Inc REIT	4,474	64,157
Community Bank System Inc	2,081	129,667
Community Bankers Trust Corp	859	5,798
Community Trust Bancorp Inc	595	22,045

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
ConnectOne Bancorp Inc	1,482	$29,329
CoreCivic Inc REIT	4,749	31,106
CorEnergy Infrastructure Trust Inc REIT	532	3,644
CorePoint Lodging Inc REIT	1,536	10,568
County Bancorp Inc	194	4,284
Cowen Inc 'A'	633	16,452
Crawford & Co 'A'	574	4,242
CrossFirst Bankshares Inc *	1,914	20,575
CTO Realty Growth Inc	231	9,739
Cushman & Wakefield PLC *	2,916	43,244
Customers Bancorp Inc *	1,053	19,144
CVB Financial Corp	5,165	100,717
Diamond Hill Investment Group Inc	123	18,360
DiamondRock Hospitality Co REIT	7,784	64,218
Dime Community Bancshares Inc	1,145	18,057
Diversified Healthcare Trust REIT	9,521	39,227
Donegal Group Inc 'A'	418	5,881
Dynex Capital Inc REIT	862	15,344
Eagle Bancorp Inc	1,268	52,368
Eagle Bancorp Montana Inc	250	5,305
Eastern Bankshares Inc *	5,401	88,090
EastGroup Properties Inc REIT	79	10,907
Ellington Financial Inc REIT	1,647	24,441
Ellington Residential Mortgage REIT	348	4,538
Employers Holdings Inc	1,135	36,536
Encore Capital Group Inc *	1,236	48,142
Enova International Inc *	1,393	34,505
Enstar Group Ltd *	473	96,913
Enterprise Bancorp Inc	356	9,096
Enterprise Financial Services Corp	971	33,936
Equity Bancshares Inc 'A' *	578	12,479
Esquire Financial Holdings Inc *	204	3,915
ESSA Bancorp Inc	354	5,310
Essent Group Ltd	4,348	187,834
Essential Properties Realty Trust Inc REIT	4,093	86,772
Evans Bancorp Inc	187	5,150
EZCORP Inc 'A' *	1,879	9,000
Farmers & Merchants Bancorp Inc	401	9,223
Farmers National Banc Corp	1,043	13,841
Farmland Partners Inc REIT	1,021	8,883
Fathom Holdings Inc *	128	4,613
FB Financial Corp	1,245	43,239
FBL Financial Group Inc 'A'	379	19,901
Federal Agricultural Mortgage Corp 'C'	285	21,161
Federated Hermes Inc	2,651	76,587
FedNat Holding Co	450	2,664
Fidelity D&D Bancorp Inc	158	10,169
Financial Institutions Inc	625	14,062
First BanCorp	8,476	78,149
First Bancorp NC	1,109	37,517
First Bank	635	5,956
First Busey Corp	2,035	43,854
First Business Financial Services Inc	314	5,781
First Capital Inc	129	7,812
First Choice Bancorp	410	7,581
First Commonwealth Financial Corp	3,848	42,097
First Community Bankshares Inc	698	15,063
First Community Corp	277	4,706
First Financial Bancorp	3,777	66,211
First Financial Corp	542	21,057
First Foundation Inc	1,218	24,360
First Guaranty Bancshares Inc	141	2,506
First Internet Bancorp	388	11,151
First Interstate BancSystem Inc 'A'	1,607	65,517
First Merchants Corp	2,117	79,197
First Mid Bancshares Inc	592	19,927
First Midwest Bancorp Inc	4,408	70,175
First Northwest Bancorp	338	5,273
First Savings Financial Group Inc	75	4,875
First United Corp	266	4,123

	Shares	Value
First Western Financial Inc *	245	$4,795
Flagstar Bancorp Inc	1,891	77,077
Flushing Financial Corp	1,184	19,702
FNCB Bancorp Inc	684	4,378
Franklin Financial Services Corp	159	4,298
Franklin Street Properties Corp REIT	4,075	17,808
Front Yard Residential Corp REIT	1,978	32,044
FRP Holdings Inc *	261	11,889
FS Bancorp Inc	133	7,288
Fulton Financial Corp	6,228	79,220
FVCBankcorp Inc *	473	6,953
GAMCO Investors Inc 'A'	76	1,348
Genworth Financial Inc 'A' *	19,770	74,731
German American Bancorp Inc	965	31,932
Getty Realty Corp REIT	1,406	38,721
Glacier Bancorp Inc	3,384	155,698
Gladstone Commercial Corp REIT	1,059	19,062
Gladstone Land Corp REIT	412	6,032
Global Medical REIT Inc	1,681	21,954
Global Net Lease Inc REIT	3,519	60,316
Goosehead Insurance Inc 'A'	449	56,017
Granite Point Mortgage Trust Inc REIT	2,158	21,558
Great Ajax Corp REIT	823	8,609
Great Southern Bancorp Inc	412	20,147
Great Western Bancorp Inc	2,185	45,666
Greene County Bancorp Inc	108	2,753
Greenlight Capital Re Ltd 'A' *	1,138	8,319
Guaranty Bancshares Inc	272	8,146
Hancock Whitney Corp	3,370	114,647
Hanmi Financial Corp	1,109	12,576
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	2,754	174,686
Harborone Bancorp Inc *	2,124	23,067
Hawthorn Bancshares Inc	232	5,081
HBT Financial Inc	385	5,833
HCI Group Inc	187	9,780
Healthcare Realty Trust Inc REIT	5,335	157,916
Heartland Financial USA Inc	1,342	54,177
Heritage Commerce Corp	2,180	19,337
Heritage Financial Corp	1,424	33,307
Heritage Insurance Holdings Inc	902	9,137
Hersha Hospitality Trust REIT	1,344	10,604
Hilltop Holdings Inc	2,815	77,441
Hingham Institution for Savings	53	11,448
Home Bancorp Inc	302	8,453
Home BancShares Inc	6,025	117,367
HomeStreet Inc	859	28,991
HomeTrust Bancshares Inc	617	11,914
Hope Bancorp Inc	4,491	48,997
Horace Mann Educators Corp	1,656	69,618
Horizon Bancorp Inc	1,719	27,263
Howard Bancorp Inc *	526	6,212
Independence Holding Co	184	7,544
Independence Realty Trust Inc REIT	3,742	50,255
Independent Bank Corp	1,201	87,721
Independent Bank Corp MI	854	15,773
Independent Bank Group Inc	1,452	90,779
Indus Realty Trust Inc *	43	2,688
Industrial Logistics Properties Trust REIT	2,568	59,809
Innovative Industrial Properties Inc REIT	499	91,382
International Bancshares Corp	2,087	78,137
Invesco Mortgage Capital Inc REIT	7,328	24,769
Investar Holding Corp	409	6,765
Investors Bancorp Inc	6,632	70,034
Investors Title Co	45	6,885
iStar Inc REIT	2,893	42,961
James River Group Holdings Ltd	144	7,078
Kearny Financial Corp	2,333	24,636
Kennedy-Wilson Holdings Inc	4,769	85,317
Kite Realty Group Trust REIT	3,313	49,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
KKR Real Estate Finance Trust Inc REIT	1,135	$20,339
Ladder Capital Corp REIT	4,178	40,861
Lakeland Bancorp Inc	1,873	23,787
Lakeland Financial Corp	928	49,722
Landmark Bancorp Inc	156	3,565
LCNB Corp	482	7,081
Legacy Housing Corp *	248	3,747
LendingClub Corp *	2,780	29,357
Level One Bancorp Inc	205	4,147
Lexington Realty Trust REIT	10,943	116,215
Limestone Bancorp Inc *	210	2,638
Live Oak Bancshares Inc	1,126	53,440
LTC Properties Inc REIT	960	37,354
Luther Burbank Corp	675	6,615
Macatawa Bank Corp	1,073	8,981
Mack-Cali Realty Corp REIT	3,452	43,012
Mackinac Financial Corp	349	4,453
MainStreet Bancshares Inc *	287	4,853
Marcus & Millichap Inc *	844	31,422
Marlin Business Services Corp	291	3,562
Maui Land & Pineapple Co Inc *	157	1,810
MBIA Inc *	1,861	12,245
McGrath RentCorp	414	27,779
Mercantile Bank Corp	610	16,574
Merchants Bancorp	348	9,615
Meridian Bancorp Inc	1,868	27,852
Meridian Corp	170	3,536
Meta Financial Group Inc	1,321	48,296
Metrocity Bankshares Inc	692	9,979
Metropolitan Bank Holding Corp *	283	10,264
MFA Financial Inc REIT	18,167	70,670
Mid Penn Bancorp Inc	275	6,023
Middlefield Banc Corp	235	5,288
Midland States Bancorp Inc	862	15,404
MidWestOne Financial Group Inc	591	14,479
MMA Capital Holdings Inc *	186	4,576
Monmouth Real Estate Investment Corp REIT	425	7,361
Mr Cooper Group Inc *	2,996	92,966
MVB Financial Corp	396	8,981
National Bank Holdings Corp 'A'	896	29,353
National Bankshares Inc	251	7,859
National General Holdings Corp	1,428	48,809
National Health Investors Inc REIT	1,133	78,370
National Western Life Group Inc 'A'	102	21,057
Navient Corp	7,233	71,028
NBT Bancorp Inc	1,693	54,345
Nelnet Inc 'A'	677	48,229
NETSTREIT Corp	428	8,342
New Senior Investment Group Inc REIT	3,231	16,737
New York Mortgage Trust Inc REIT	15,133	55,841
Newmark Group Inc 'A'	5,745	41,881
NexPoint Residential Trust Inc REIT	732	30,971
NI Holdings Inc *	366	6,010
Nicolet Bankshares Inc *	348	23,090
NMI Holdings Inc 'A' *	3,034	68,720
Northeast Bank *	284	6,396
Northfield Bancorp Inc	1,886	23,254
Northrim BanCorp Inc	249	8,454
Northwest Bancshares Inc	4,633	59,024
Norwood Financial Corp	231	6,045
Oak Valley Bancorp	271	4,504
OceanFirst Financial Corp	2,364	44,041
Oconee Federal Financial Corp	33	835
Office Properties Income Trust REIT	1,901	43,191
OFG Bancorp	2,001	37,099
Ohio Valley Banc Corp	170	4,012
Old National Bancorp	6,465	107,060
Old Second Bancorp Inc	1,165	11,767
One Liberty Properties Inc REIT	633	12,704

	Shares	Value
OP Bancorp	472	$3,634
Oportun Financial Corp *	771	14,934
Oppenheimer Holdings Inc 'A'	356	11,189
Orchid Island Capital Inc REIT	2,596	13,551
Origin Bancorp Inc	880	24,438
Orrstown Financial Services Inc	451	7,464
Pacific Premier Bancorp Inc	3,150	98,689
Park National Corp	574	60,276
Parke Bancorp Inc	430	6,708
Partners Bancorp	339	2,204
PCB Bancorp	505	5,106
PCSB Financial Corp	597	9,516
PDL Community Bancorp *	305	3,206
Peapack Gladstone Financial Corp	726	16,524
Pebblebrook Hotel Trust REIT	5,115	96,162
Penns Woods Bancorp Inc	267	6,945
PennyMac Financial Services Inc	1,462	95,936
PennyMac Mortgage Investment Trust REIT	3,866	68,003
Peoples Bancorp Inc	707	19,153
Peoples Bancorp of North Carolina Inc	176	4,052
Peoples Financial Services Corp	275	10,109
Physicians Realty Trust REIT	8,252	146,886
Piedmont Office Realty Trust Inc 'A' REIT	4,944	80,241
Pioneer Bancorp Inc *	469	4,957
Piper Sandler Cos	684	69,016
Plumas Bancorp	184	4,324
PotlatchDeltic Corp REIT	2,585	129,302
PRA Group Inc *	1,765	70,000
Preferred Apartment Communities Inc 'A' REIT	1,860	13,764
Preferred Bank	550	27,758
Premier Financial Bancorp Inc	516	6,858
Premier Financial Corp	1,481	34,063
ProAssurance Corp	2,118	37,679
PROG Holding Inc	2,421	130,419
ProSight Global Inc *	368	4,721
Protective Insurance Corp 'B'	344	4,716
Provident Bancorp Inc	633	7,596
Provident Financial Holdings Inc	230	3,613
Provident Financial Services Inc	2,871	51,563
Prudential Bancorp Inc	320	4,432
QCR Holdings Inc	604	23,912
QTS Realty Trust Inc 'A' REIT	136	8,416
Radian Group Inc	7,535	152,584
Rafael Holdings Inc 'B' *	369	8,605
RBB Bancorp	664	10,212
RE/MAX Holdings Inc 'A'	704	25,576
Ready Capital Corp REIT	1,674	20,841
Realogy Holdings Corp *	4,575	60,024
Red River Bancshares Inc	197	9,761
Redwood Trust Inc REIT	4,349	38,184
Regional Management Corp	339	10,123
Reliant Bancorp Inc	572	10,651
Renasant Corp	2,146	72,277
Republic Bancorp Inc 'A'	386	13,923
Republic First Bancorp Inc *	1,818	5,181
Retail Opportunity Investments Corp REIT	4,516	60,469
Retail Properties of America Inc 'A' REIT	8,401	71,913
Retail Value Inc REIT	642	9,547
Richmond Mutual Bancorporation Inc	483	6,598
Riverview Bancorp Inc	829	4,361
RLI Corp	197	20,518
RLJ Lodging Trust REIT	6,443	91,168
RPT Realty REIT	3,270	28,285
Ryman Hospitality Properties Inc REIT	271	18,363
S&T Bancorp Inc	1,519	37,732
Sabra Health Care REIT Inc	8,099	140,680
Safeguard Scientifics Inc *	761	4,855
Safehold Inc REIT	310	22,472
Safety Insurance Group Inc	572	44,559

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Salisbury Bancorp Inc	100	$3,727
Sandy Spring Bancorp Inc	1,810	58,264
Saul Centers Inc REIT	64	2,028
SB Financial Group Inc	278	5,082
Sculptor Capital Management Inc	735	11,172
Seacoast Banking Corp of Florida *	2,010	59,194
Security National Financial Corp 'A' *	373	3,115
Select Bancorp Inc *	655	6,203
Selective Insurance Group Inc	2,336	156,465
Selectquote Inc *	924	19,173
Seritage Growth Properties REIT *	1,354	19,877
Service Properties Trust REIT	6,411	73,662
ServisFirst Bancshares Inc	498	20,064
Shore Bancshares Inc	492	7,183
Sierra Bancorp	550	13,156
Silvercrest Asset Management Group Inc 'A'	186	2,584
Silvergate Capital Corp 'A' *	621	46,147
Simmons First National Corp 'A'	4,245	91,650
SITE Centers Corp REIT	5,974	60,457
SmartFinancial Inc	574	10,412
South Plains Financial Inc	422	7,997
South State Corp	2,766	199,982
Southern First Bancshares Inc *	302	10,676
Southern Missouri Bancorp Inc	308	9,376
Southern National Bancorp of Virginia Inc	802	9,712
Southside Bancshares Inc	1,244	38,601
Spirit of Texas Bancshares Inc	534	8,971
STAG Industrial Inc REIT	5,446	170,569
Standard AVB Financial Corp	152	4,954
State Auto Financial Corp	694	12,312
StepStone Group Inc 'A' *	409	16,278
Sterling Bancorp Inc	656	2,978
Stewart Information Services Corp	1,043	50,439
Stifel Financial Corp	4,002	201,941
Stock Yards Bancorp Inc	695	28,134
StoneX Group Inc *	600	34,740
Stratus Properties Inc *	238	6,069
Summit Financial Group Inc	446	9,848
Summit Hotel Properties Inc REIT	4,091	36,860
Sunstone Hotel Investors Inc REIT	8,445	95,682
SWK Holdings Corp *	139	2,000
Tanger Factory Outlet Centers Inc REIT	3,649	36,344
Terreno Realty Corp REIT	1,530	89,520
Territorial Bancorp Inc	308	7,401
Texas Capital Bancshares Inc *	1,992	118,524
The Bancorp Inc *	2,076	28,337
The Bank of NT Butterfield & Son Ltd (Bermuda)	1,989	61,977
The Bank of Princeton	224	5,244
The Community Financial Corp	204	5,402
The First Bancorp Inc	403	10,236
The First Bancshares Inc	833	25,723
The First of Long Island Corp	901	16,083
The GEO Group Inc REIT	4,625	40,977
The Macerich Co REIT	6,003	64,052
The RMR Group Inc 'A'	61	2,356
The St Joe Co	656	27,847
Third Point Reinsurance Ltd * (Bermuda)	3,205	30,512
Timberland Bancorp Inc	297	7,205
Tiptree Inc	933	4,684
Tompkins Financial Corp	570	40,242
Towne Bank	2,599	61,025
TPG RE Finance Trust Inc REIT	2,414	25,637
Transcontinental Realty Investors Inc REIT *	54	1,302
Trean Insurance Group Inc *	408	5,345
TriCo Bancshares	1,050	37,044
TriState Capital Holdings Inc *	1,097	19,088
Triumph Bancorp Inc *	899	43,646
TrustCo Bank Corp NY	3,702	24,692

	Shares	Value
Trustmark Corp	2,519	$68,794
Two Harbors Investment Corp REIT	10,959	69,809
UMB Financial Corp	1,716	118,387
UMH Properties Inc REIT	333	4,932
United Bankshares Inc	4,885	158,274
United Community Banks Inc	3,083	87,681
United Fire Group Inc	810	20,331
United Insurance Holdings Corp	793	4,536
United Security Bancshares	540	3,807
Unity Bancorp Inc	291	5,107
Universal Health Realty Income Trust REIT	68	4,370
Universal Insurance Holdings Inc	813	12,284
Univest Financial Corp	1,093	22,494
Urban Edge Properties REIT	4,652	60,197
Urstadt Biddle Properties Inc 'A' REIT	1,179	16,659
Valley National Bancorp	15,780	153,855
Vericity Inc *	115	1,151
Veritex Holdings Inc	1,884	48,343
Virtus Investment Partners Inc	268	58,156
Waddell & Reed Financial Inc 'A'	2,430	61,892
Walker & Dunlop Inc	1,012	93,124
Washington Federal Inc	3,018	77,683
Washington Real Estate Investment Trust REIT	3,300	71,379
Washington Trust Bancorp Inc	685	30,688
Waterstone Financial Inc	842	15,846
Watford Holdings Ltd * (Bermuda)	677	23,424
WesBanco Inc	2,548	76,338
West Bancorporation Inc	528	10,190
Westamerica Bancorporation	894	49,429
Western Asset Mortgage Capital Corp REIT	2,359	7,690
Western New England Bancorp Inc	901	6,208
Westwood Holdings Group Inc	308	4,466
Whitestone REIT	1,563	12,457
WisdomTree Investments Inc	5,562	29,757
World Acceptance Corp *	168	17,173
WSFS Financial Corp	1,964	88,144
Xenia Hotels & Resorts Inc REIT	4,423	67,230

		17,103,003

Industrial - 13.6%

AAR Corp	1,349	48,861
Advanced Emissions Solutions Inc	621	3,416
Aegion Corp *	1,208	22,940
Alamo Group Inc	74	10,208
Allied Motion Technologies Inc	21	1,073
Altra Industrial Motion Corp	2,549	141,291
American Outdoor Brands Inc *	536	9,128
American Superconductor Corp *	1,072	25,106
American Woodmark Corp *	659	61,847
API Group Corp * ~	5,515	100,097
Apogee Enterprises Inc	866	27,435
Applied Industrial Technologies Inc	911	71,049
Applied Optoelectronics Inc *	860	7,319
ArcBest Corp	1,005	42,883
Arcosa Inc	1,912	105,026
Ardmore Shipping Corp (Ireland)	1,121	3,666
Argan Inc	583	25,938
Astec Industries Inc	895	51,803
Astronics Corp *	928	12,277
Atlas Air Worldwide Holdings Inc *	960	52,358
AZZ Inc	1,041	49,385
Barnes Group Inc	1,835	93,016
Bel Fuse Inc 'B'	398	5,982
Belden Inc	1,722	72,152
Benchmark Electronics Inc	1,446	39,056
Bloom Energy Corp 'A' *	211	6,047
Boise Cascade Co	1,297	61,997
Brady Corp 'A'	467	24,667

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Bristow Group Inc *	262	$6,896
Builders FirstSource Inc *	424	17,303
Cactus Inc 'A'	1,038	27,061
Caesarstone Ltd	864	11,137
Casella Waste Systems Inc 'A' *	247	15,302
CECO Environmental Corp *	1,224	8,519
Chart Industries Inc *	1,427	168,086
CIRCOR International Inc *	800	30,752
Columbus McKinnon Corp	903	34,711
Comfort Systems USA Inc	1,013	53,345
Comtech Telecommunications Corp	963	19,924
Concrete Pumping Holdings Inc *	1,067	4,087
Construction Partners Inc 'A' *	576	16,767
Cornerstone Building Brands Inc *	1,023	9,493
Costamare Inc (Monaco)	1,950	16,146
Covanta Holding Corp	2,819	37,013
Covenant Logistics Group Inc 'A' *	460	6,813
DHT Holdings Inc	4,412	23,075
Diamond S Shipping Inc *	1,075	7,160
Digimarc Corp *	38	1,795
Dorian LPG Ltd *	1,266	15,433
Ducommun Inc *	426	22,876
DXP Enterprises Inc *	652	14,494
Dycom Industries Inc *	340	25,677
Eagle Bulk Shipping Inc *	251	4,769
Eastman Kodak Co *	615	5,006
Echo Global Logistics Inc *	1,021	27,383
EMCOR Group Inc	1,960	179,262
Encore Wire Corp	809	49,001
Enerpac Tool Group Corp	1,347	30,456
EnerSys	1,522	126,417
EnPro Industries Inc	807	60,945
ESCO Technologies Inc	80	8,258
FARO Technologies Inc *	48	3,390
Federal Signal Corp	183	6,070
Fitbit Inc 'A' *	3,155	21,454
Fluidigm Corp *	2,575	15,450
Fluor Corp	5,533	88,362
Forward Air Corp	427	32,811
Franklin Electric Co Inc	128	8,859
Frontline Ltd (Norway)	4,668	29,035
GATX Corp	1,373	114,206
Genco Shipping & Trading Ltd	676	4,975
Gencor Industries Inc *	327	4,022
General Finance Corp *	416	3,540
Gibraltar Industries Inc *	1,011	72,731
Golar LNG Ltd * (Bermuda)	3,591	34,617
GoPro Inc 'A' *	564	4,670
Graham Corp	385	5,844
Granite Construction Inc	1,671	44,632
Great Lakes Dredge & Dock Corp *	2,491	32,806
Greif Inc 'A'	1,034	48,474
Greif Inc 'B'	234	11,321
Griffon Corp	1,696	34,564
Harsco Corp *	3,132	56,313
Haynes International Inc	489	11,658
Heartland Express Inc	1,940	35,114
Helios Technologies Inc	690	36,770
Heritage-Crystal Clean Inc *	603	12,705
Hillenbrand Inc	2,922	116,296
Hub Group Inc 'A' *	1,310	74,670
Hurco Cos Inc	247	7,410
Hyster-Yale Materials Handling Inc	389	23,165
IES Holdings Inc *	208	9,576
II-VI Inc *	482	36,613
Insteel Industries Inc	740	16,480
International Seaways Inc	946	15,448
Intevac Inc *	707	5,097
IntriCon Corp *	340	6,154
JELD-WEN Holding Inc *	2,723	69,055

	Shares	Value
Kaman Corp	993	$56,730
KBR Inc	4,921	152,207
Kennametal Inc	3,276	118,722
Kimball Electronics Inc *	946	15,127
Knowles Corp *	3,547	65,371
Lawson Products Inc *	69	3,513
LB Foster Co 'A' *	397	5,975
LENSAR Inc *	340	2,465
LSI Industries Inc	1,010	8,646
Luxfer Holdings PLC (United Kingdom)	1,081	17,750
Lydall Inc *	678	20,360
Marten Transport Ltd	1,203	20,728
MasTec Inc *	2,084	142,087
Materion Corp	563	35,874
Matson Inc	1,681	95,767
Matthews International Corp 'A'	1,212	35,633
Mayville Engineering Co Inc *	286	3,838
Mistras Group Inc *	693	5,378
Montrose Environmental Group Inc *	273	8,452
Moog Inc 'A'	1,166	92,464
Mueller Industries Inc	2,188	76,821
Mueller Water Products Inc 'A'	5,800	71,804
Myers Industries Inc	913	18,972
MYR Group Inc *	234	14,063
National Presto Industries Inc	188	16,625
NL Industries Inc	332	1,587
NN Inc *	1,664	10,932
Nordic American Tankers Ltd	5,722	16,880
Northwest Pipe Co *	383	10,839
NV5 Global Inc *	35	2,757
NVE Corp	24	1,348
O-I Glass Inc	1,407	16,743
Olympic Steel Inc	358	4,772
Overseas Shipholding Group Inc 'A' *	2,556	5,470
Pactiv Evergreen Inc *	1,244	22,566
PAM Transportation Services Inc *	62	3,038
Pangaea Logistics Solutions Ltd	410	1,136
Park Aerospace Corp	777	10,420
Park-Ohio Holdings Corp	344	10,630
Patrick Industries Inc	49	3,349
PGT Innovations Inc *	1,422	28,923
Plexus Corp *	210	16,424
Powell Industries Inc	351	10,351
Primoris Services Corp	823	22,723
Radiant Logistics Inc *	1,541	8,938
Ranpak Holdings Corp *	1,154	15,510
Raven Industries Inc	1,307	43,249
Rexnord Corp	4,401	173,795
Ryerson Holding Corp *	633	8,634
Safe Bulkers Inc * (Greece)	2,045	2,659
Sanmina Corp *	2,525	80,522
Scorpio Bulkers Inc	356	6,027
Scorpio Tankers Inc (Monaco)	2,040	22,828
SEACOR Holdings Inc *	762	31,585
SFL Corp Ltd (Norway)	3,781	23,745
SMART Global Holdings Inc *	48	1,806
Smith & Wesson Brands Inc	2,153	38,216
SPX Corp *	443	24,161
SPX FLOW Inc *	1,677	97,199
Standex International Corp	493	38,217
Sterling Construction Co Inc *	920	17,121
Stoneridge Inc *	1,038	31,379
Sturm Ruger & Co Inc	78	5,075
Summit Materials Inc 'A' *	4,490	90,159
Terex Corp	2,653	92,563
The Eastern Co	215	5,182
The Gorman-Rupp Co	580	18,821
The Greenbrier Cos Inc	1,281	46,603
The Manitowoc Co Inc *	1,334	17,756
Tidewater Inc *	1,601	13,833

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
TimkenSteel Corp *	1,776	$8,294
Tredegar Corp	1,038	17,335
TriMas Corp *	1,615	51,147
Trinseo SA	1,046	53,566
Triumph Group Inc	2,045	25,685
TTM Technologies Inc *	3,978	54,877
Turtle Beach Corp *	535	11,529
Tutor Perini Corp *	1,612	20,875
UFP Industries Inc	370	20,553
UFP Technologies Inc *	256	11,930
Ultralife Corp *	352	2,277
Universal Logistics Holdings Inc	89	1,833
US Concrete Inc *	641	25,621
US Ecology Inc	1,210	43,959
US Xpress Enterprises Inc 'A' *	875	5,985
Vishay Intertechnology Inc	5,226	108,230
Vishay Precision Group Inc *	507	15,960
Watts Water Technologies Inc 'A'	608	73,994
Welbilt Inc *	3,763	49,672
Werner Enterprises Inc	273	10,707
Willis Lease Finance Corp *	117	3,564
WillScot Mobile Mini Holdings Corp *	4,094	94,858
Worthington Industries Inc	1,464	75,162

		6,465,198

Technology - 4.2%

3D Systems Corp *	4,691	49,162
Allscripts Healthcare Solutions Inc *	5,887	85,008
Alpha & Omega Semiconductor Ltd *	812	19,196
Ambarella Inc *	906	83,189
Amkor Technology Inc	3,309	49,900
Asure Software Inc *	533	3,784
Axcelis Technologies Inc *	110	3,203
AXT Inc *	1,549	14,824
Cerence Inc *	1,451	145,797
Cloudera Inc *	4,211	58,575
Cohu Inc	1,502	57,346
Computer Programs & Systems Inc	509	13,662
Conduent Inc *	6,593	31,646
Corsair Gaming Inc *	270	9,779
CTS Corp	1,271	43,633
Cubic Corp	1,115	69,175
Daily Journal Corp *	9	3,636
Diebold Nixdorf Inc *	1,676	17,866
Digi International Inc *	1,150	21,735
Diodes Inc *	1,402	98,841
Donnelley Financial Solutions Inc *	1,186	20,126
DSP Group Inc *	81	1,344
Ebix Inc	475	18,036
eGain Corp *	525	6,200
Evolent Health Inc 'A' *	2,550	40,877
GSI Technology Inc *	656	4,854
GTY Technology Holding Inc *	1,781	9,226
IBEX Holdings Ltd *	120	2,244
Immersion Corp *	115	1,298
Insight Enterprises Inc *	987	75,101
ManTech International Corp 'A'	621	55,232
MaxLinear Inc *	1,078	41,169
MicroStrategy Inc 'A' *	108	41,963
MTS Systems Corp	778	45,249
NetScout Systems Inc *	2,787	76,420
NextGen Healthcare Inc *	2,229	40,657
Onto Innovation Inc *	1,395	66,332
Outset Medical Inc *	78	4,434
Park City Group Inc *	397	1,902
Parsons Corp *	246	8,957
PDF Solutions Inc *	82	1,771
Perspecta Inc	953	22,948
Photronics Inc *	2,504	27,945
Pitney Bowes Inc	4,214	25,958
Pixelworks Inc *	371	1,046

	Shares	Value
PlayAGS Inc *	781	$5,623
Quantum Corp *	959	5,869
Rambus Inc *	4,460	77,872
SeaChange International Inc *	1,693	2,370
SecureWorks Corp 'A' *	330	4,693
StarTek Inc *	691	5,196
Sumo Logic Inc *	109	3,115
Super Micro Computer Inc *	1,270	40,208
Sykes Enterprises Inc *	1,409	53,077
Synaptics Inc *	74	7,134
Synchronoss Technologies Inc *	1,609	7,562
The ExOne Co *	111	1,053
Unisys Corp *	2,240	44,083
Veeco Instruments Inc *	1,959	34,008
Verint Systems Inc *	1,422	95,530
Xperi Holding Corp	3,839	80,235

		1,988,874

Utilities - 4.3%

ALLETE Inc	2,050	126,977
Artesian Resources Corp 'A'	301	11,161
Atlantic Power Corp *	3,141	6,596
Avista Corp	2,693	108,097
Black Hills Corp	2,479	152,335
Brookfield Infrastructure Corp 'A' (Canada)	658	47,573
Brookfield Renewable Corp 'A'	3,715	216,444
California Water Service Group	151	8,159
Chesapeake Utilities Corp	40	4,328
Clearway Energy Inc 'A'	1,153	34,071
Clearway Energy Inc 'C'	2,577	82,284
Consolidated Water Co Ltd (Cayman)	581	7,001
MGE Energy Inc	1,067	74,722
New Jersey Resources Corp	3,759	133,632
Northwest Natural Holding Co	1,088	50,037
NorthWestern Corp	2,003	116,795
ONE Gas Inc	1,830	140,489
Otter Tail Corp	1,071	45,635
PICO Holdings Inc *	597	5,582
PNM Resources Inc	3,141	152,433
Portland General Electric Co	3,546	151,662
RGC Resources Inc	157	3,733
SJW Group	496	34,403
South Jersey Industries Inc	1,661	35,795
Southwest Gas Holdings Inc *	2,026	123,080
Spire Inc	1,978	126,671
Unitil Corp	592	26,208

		2,025,903

Total Common Stocks (Cost $34,825,562)		46,975,940

EXCHANGE-TRADED FUND - 0.1%

iShares Russell 2000 Value	246	32,411

Total Exchange-Traded Fund (Cost $32,083)		32,411

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $261,929; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $267,200)	$261,929	$261,929
Total Short-Term Investment (Cost $261,929)		261,929

TOTAL INVESTMENTS - 99.8% (Cost $35,119,574)		47,270,649

DERIVATIVES - 0.1%		10,124

OTHER ASSETS & LIABILITIES, NET - 0.1%		68,945

NET ASSETS - 100.0%		$47,349,718

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	36.1%
Consumer, Cyclical	16.1%
Industrial	13.6%
Consumer, Non-Cyclical	12.7%
Basic Materials	4.9%
Utilities	4.3%
Technology	4.2%
Energy	4.0%
Communications	3.2%
Others (each less than 3.0%)	0.7%

99.8%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)

An investment with a value of $369 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/21	40	$384,836	$394,960	$10,124

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$369	$-	$-	$369
	Common Stocks
	Basic Materials	2,303,858	2,303,077	-	781
	Communications	1,534,766	1,534,766	-	-
	Consumer, Cyclical	7,614,437	7,614,437	-	-
	Consumer, Non-Cyclical	6,010,897	6,010,897	-	-
	Diversified	7,082	7,082	-	-
	Energy	1,921,922	1,921,922	-	-
	Financial	17,103,003	17,103,003	-	-
	Industrial	6,465,198	6,465,198	-	-
	Technology	1,988,874	1,988,874	-	-
	Utilities	2,025,903	2,025,903	-	-

	Total Common Stocks	46,975,940	46,975,159	-	781

	Exchange-Traded Fund	32,411	32,411	-	-
	Short-Term Investment	261,929	-	261,929	-
	Derivatives:
	Equity Contracts
	Futures	10,124	10,124	-	-

	Total	$47,280,773	$47,017,694	$261,929	$1,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
RIGHTS - 0.0%

South Korea - 0.0%

POSCO Chemical Co Ltd Exp 01/14/21 *	131	$3,672

Total Rights (Cost $0)		3,672

WARRANTS - 0.0%

Thailand - 0.0%

Srisawad Corp PCL Exercise @ THB 100.00 Exp 08/29/25 *	2,206	744

Total Warrants (Cost $0)		744

PREFERRED STOCKS - 1.2%

Brazil - 1.1%

Alpargatas SA	6,800	55,136
Banco Bradesco SA	52,636	276,845
Braskem SA ‘A’ *	3,100	14,128
Centrais Eletricas Brasileiras SA ‘B’	6,322	45,367
Cia de Transmissao de Energia Eletrica Paulista	7,100	38,093
Cia Energetica de Minas Gerais	33,966	95,770
Cia Paranaense de Energia ‘B’	4,256	61,864
Gerdau SA	42,376	199,948
Itau Unibanco Holding SA	79,904	489,020
Lojas Americanas SA	21,112	106,864
Petroleo Brasileiro SA	217,605	1,181,347

		2,564,382

Chile - 0.1%

Embotelladora Andina SA ‘B’	30,313	78,033
Sociedad Quimica y Minera de Chile SA ‘B’	4,075	198,490

		276,523

Colombia - 0.0%

Grupo Argos SA	6,850	21,132
Grupo Aval Acciones y Valores SA	133,651	46,862
Grupo de Inversiones Suramericana SA	4,367	28,214

		96,208

South Korea - 0.0%

AMOREPACIFIC Group *	34	1,122

Total Preferred Stocks (Cost $2,591,350)		2,938,235

COMMON STOCKS - 98.7%

Brazil - 3.9%

Ambev SA	99,260	300,076
Atacadao SA	6,605	24,628
B2W Cia Digital *	1,981	28,848
B3 SA - Brasil Bolsa Balcao	33,433	400,286
Banco Bradesco SA	23,447	109,910
Banco BTG Pactual SA	8,234	148,820
Banco do Brasil SA	15,828	118,990
Banco Santander Brasil SA	3,880	33,693
BB Seguridade Participacoes SA	23,009	131,683
Braskem SA ADR *	3,433	30,931
BRF SA *	19,432	82,690
CCR SA	95,117	247,447

	Shares	Value
Centrais Eletricas Brasileiras SA	5,500	$39,155
Cia Brasileira de Distribuicao	11,198	161,908
Cia de Saneamento Basico do Estado de Sao Paulo	10,802	93,120
Cia Energetica de Minas Gerais	7,328	23,308
Cosan SA	7,769	113,467
CPFL Energia SA	3,100	19,496
Energisa SA	11,181	113,342
Engie Brasil Energia SA	3,650	31,005
Equatorial Energia SA	49,605	222,252
Hapvida Participacoes e Investimentos SA ~	14,650	43,221
Hypera SA	14,067	93,030
Itau Unibanco Holding SA	8,569	46,276
Klabin SA	67,852	344,888
Localiza Rent a Car SA	18,865	251,421
Lojas Americanas SA	10,376	40,896
Lojas Renner SA	34,123	286,924
Magazine Luiza SA	67,858	325,390
Natura & Co Holding SA *	26,140	265,364
Notre Dame Intermedica Participacoes SA	12,490	189,331
Petrobras Distribuidora SA	24,759	105,659
Petroleo Brasileiro SA	170,170	940,065
Porto Seguro SA	10,623	100,433
Raia Drogasil SA	33,345	160,292
Rumo SA *	51,165	189,226
Sul America SA	9,979	85,458
Suzano SA *	15,543	174,549
Telefonica Brasil SA	9,600	86,313
TIM SA	22,431	63,566
Ultrapar Participacoes SA	26,776	122,576
Vale SA	163,185	2,746,606
WEG SA	19,948	291,337

		9,427,876

Chile - 0.5%

Aguas Andinas SA ‘A’	151,453	48,812
Banco de Chile	559,354	57,092
Banco de Chile ADR	3,272	66,683
Banco de Credito e Inversiones SA	2,251	88,361
Banco Santander Chile	450,617	21,620
Banco Santander Chile ADR	3,297	62,610
Cencosud SA	75,771	135,014
Cia Cervecerias Unidas SA	3,038	22,435
Cia Cervecerias Unidas SA ADR	2,871	42,204
Colbun SA	337,804	59,668
Empresa Nacional de Telecomunicaciones SA	13,075	81,137
Empresas CMPC SA	27,432	72,200
Empresas COPEC SA	7,097	71,886
Enel Americas SA	942,058	153,618
Enel Americas SA ADR	10,585	87,009
Enel Chile SA ADR	25,110	97,678
Falabella SA	13,577	50,263
Itau CorpBanca	8,062,895	27,122
Plaza SA	8,397	13,079

		1,258,491

China - 35.9%

A-Living Smart City Services Co Ltd ‘H’ ~	2,000	8,877
AAC Technologies Holdings Inc	58,500	324,259
AECC Aviation Power Co Ltd ‘A’	2,600	23,632
Agile Group Holdings Ltd	126,000	167,708
Agricultural Bank of China Ltd ‘H’	861,000	315,334
Aier Eye Hospital Group Co Ltd ‘A’	5,400	61,876
Air China Ltd ‘H’	148,000	116,678
Airtac International Group	3,484	111,978
Alibaba Group Holding Ltd *	42,700	1,241,908
Alibaba Group Holding Ltd ADR *	34,889	8,119,717
Alibaba Health Information Technology Ltd *	50,000	148,001

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Aluminum Corp of China Ltd ‘H’ *	206,000	$72,524
Angel Yeast Co Ltd ‘A’	3,000	23,442
Anhui Conch Cement Co Ltd ‘H’	93,000	582,837
Anhui Gujing Distillery Co Ltd ‘A’	500	20,814
ANTA Sports Products Ltd	33,000	523,614
Baidu Inc ADR *	10,149	2,194,620
Bank of China Ltd ‘H’	1,793,400	606,983
Bank of Communications Co Ltd ‘H’	427,925	226,356
Bank of Hangzhou Co Ltd ‘A’	9,600	21,922
Bank of Jiangsu Co Ltd ‘A’	29,380	24,543
Bank of Nanjing Co Ltd ‘A’	17,200	21,257
Bank of Ningbo Co Ltd ‘A’	7,300	39,467
Baoshan Iron & Steel Co Ltd ‘A’	21,300	19,395
BeiGene Ltd *	4,500	91,168
BeiGene Ltd ADR *	638	164,853
Beijing New Building Materials PLC ‘A’	3,500	21,475
Beijing Oriental Yuhong Waterproof Technology Co Ltd ‘A’	7,500	44,527
BGI Genomics Co Ltd ‘A’	600	11,783
BOE Technology Group Co Ltd ‘A’	48,700	44,766
BYD Co Ltd ‘H’	25,500	671,370
BYD Electronic International Co Ltd	53,500	280,676
CGN Power Co Ltd ‘H’ ~	171,000	36,876
Changchun High & New Technology Industry Group Inc ‘A’	500	34,325
China Cinda Asset Management Co Ltd ‘H’	524,000	99,426
China CITIC Bank Corp Ltd ‘H’	395,000	167,790
China Coal Energy Co Ltd ‘H’	86,000	25,886
China Common Rich Renewable Energy Investments Ltd * Ω ±	122,000	14,753
China Communications Construction Co Ltd ‘H’	36,000	15,569
China Conch Venture Holdings Ltd	78,000	379,553
China Construction Bank Corp ‘H’	3,442,340	2,596,484
China Eastern Airlines Corp Ltd ‘H’	158,000	68,475
China Everbright Bank Co Ltd ‘H’	169,000	64,453
China Evergrande Group	127,000	244,103
China Fortune Land Development Co Ltd ‘A’	9,900	19,583
China Galaxy Securities Co Ltd ‘H’	208,500	130,810
China Gas Holdings Ltd	195,200	773,519
China Hongqiao Group Ltd	86,500	79,304
China Huarong Asset Management Co Ltd ‘H’ ~	124,000	13,766
China International Capital Corp Ltd ‘H’ * ~	98,400	266,787
China Jushi Co Ltd ‘A’	8,400	25,644
China Life Insurance Co Ltd ‘H’	149,000	328,020
China Literature Ltd * ~	9,800	77,043
China Longyuan Power Group Corp Ltd ‘H’	83,000	83,457
China Mengniu Dairy Co Ltd *	203,000	1,223,917
China Merchants Bank Co Ltd ‘H’	144,800	916,011
China Merchants Securities Co Ltd ‘H’ ~	17,680	26,481
China Minsheng Banking Corp Ltd ‘H’	271,500	154,768
China Mobile Ltd	98,000	558,644
China Mobile Ltd ADR	27,889	795,952
China Molybdenum Co Ltd ‘H’	198,000	129,551
China National Building Material Co Ltd ‘H’	380,000	457,402
China National Nuclear Power Co Ltd ‘A’	30,100	22,653
China Oilfield Services Ltd ‘H’	150,000	127,146
China Overseas Land & Investment Ltd	307,000	666,956
China Pacific Insurance Group Co Ltd ‘H’	206,000	805,455
China Petroleum & Chemical Corp ‘H’	946,400	421,470
China Railway Construction Corp Ltd ‘H’	49,000	26,853
China Railway Group Ltd ‘H’	266,000	117,387
China Railway Signal & Communication Corp Ltd ‘H’ ~	52,000	17,456
China Resources Beer Holdings Co Ltd	51,333	472,048
China Resources Cement Holdings Ltd	244,000	272,532
China Resources Gas Group Ltd	78,000	414,604
China Resources Land Ltd	258,444	1,065,019
China Resources Power Holdings Co Ltd	64,000	68,894

	Shares	Value
China Shenhua Energy Co Ltd ‘H’	232,000	$437,317
China Southern Airlines Co Ltd ‘H’ *	200,000	119,543
China State Construction Engineering Corp Ltd ‘A’	46,900	35,664
China Taiping Insurance Holdings Co Ltd	112,834	203,602
China Telecom Corp Ltd ‘H’	152,000	41,930
China Telecom Corp Ltd ADR	1,454	40,058
China Tourism Group Duty Free Corp Ltd ‘A’	3,200	138,504
China Tower Corp Ltd ‘H’ ~	2,912,000	428,475
China Unicom Hong Kong Ltd	308,000	175,706
China Unicom Hong Kong Ltd ADR	13,729	77,981
China United Network Communications Ltd ‘A’	11,726	8,005
China Vanke Co Ltd ‘H’	114,300	394,588
China Yangtze Power Co Ltd ‘A’	22,100	64,735
China Zheshang Bank Co Ltd	85,000	41,579
Chongqing Rural Commercial Bank Co Ltd ‘H’	181,000	73,824
Chongqing Zhifei Biological Products Co Ltd ‘A’	2,500	56,507
CIFI Holdings Group Co Ltd	207,378	175,734
CITIC Ltd	280,000	198,248
CITIC Securities Co Ltd ‘H’	69,500	156,826
CNOOC Ltd	1,275,000	1,169,712
CNOOC Ltd ADR	185	16,955
Contemporary Amperex Technology Co Ltd ‘A’	2,800	150,711
COSCO SHIPPING Holdings Co Ltd ‘H’ *	203,500	243,973
Country Garden Holdings Co Ltd	643,373	888,031
Country Garden Services Holdings Co Ltd	63,710	431,034
CSC Financial Co Ltd ‘H’ ~	33,000	43,905
CSPC Pharmaceutical Group Ltd	713,920	726,870
Dali Foods Group Co Ltd ~	201,500	115,169
Datang International Power Generation Co Ltd ‘H’	78,000	10,077
Dongfeng Motor Group Co Ltd ‘H’	162,000	189,302
East Money Information Co Ltd ‘A’	5,800	27,481
ENN Energy Holdings Ltd	28,100	412,500
ENN Natural Gas Co Ltd ‘A’	10,700	22,254
Everbright Securities Co Ltd ‘H’ ~	11,000	9,846
Flat Glass Group Co Ltd	16,000	67,493
Focus Media Information Technology Co Ltd ‘A’	15,600	23,571
Foshan Haitian Flavouring & Food Co Ltd ‘A’	4,800	147,385
Fosun International Ltd	142,292	223,477
Founder Securities Co Ltd ‘A’ *	15,100	23,958
Fujian Sunner Development Co Ltd ‘A’	5,500	22,348
Fuyao Glass Industry Group Co Ltd ‘H’ ~	46,800	257,601
Ganfeng Lithium Co Ltd ~	2,000	23,954
GDS Holdings Ltd ADR *	1,814	169,863
Geely Automobile Holdings Ltd	361,000	1,236,101
GF Securities Co Ltd ‘H’	70,600	99,820
GoerTek Inc ‘A’	5,800	33,147
Great Wall Motor Co Ltd ‘H’	162,500	559,096
Gree Electric Appliances Inc of Zhuhai ‘A’	4,300	40,757
GSX Techedu Inc ADR *	1,404	72,601
Guangdong Haid Group Co Ltd ‘A’	1,200	12,020
Guangdong Investment Ltd	98,000	176,663
Guangzhou Automobile Group Co Ltd ‘H’	140,400	156,583
Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd ‘H’	12,000	29,360
Guangzhou R&F Properties Co Ltd ‘H’	34,000	43,790
Guangzhou Shiyuan Electronic Technology Co Ltd ‘A’	1,400	24,648
Guotai Junan Securities Co Ltd ‘H’ ~	17,800	25,938
Haier Smart Home Co Ltd *	161,600	585,745
Haier Smart Home Co Ltd ‘A’	7,500	33,578
Haitong Securities Co Ltd ‘H’	125,600	112,244

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Henan Shuanghui Investment & Development Co Ltd ‘A’	6,270	$45,062
Hengan International Group Co Ltd	63,000	446,077
Hengli Petrochemical Co Ltd ‘A’	13,100	56,056
Huadian Power International Corp Ltd ‘H’	56,000	14,094
Huadong Medicine Co Ltd ‘A’	2,400	9,751
Hualan Biological Engineering Inc ‘A’	3,500	22,629
Huaneng Power International Inc ‘H’	184,000	67,166
Huatai Securities Co Ltd ‘H’ ~	41,600	65,498
Huaxin Cement Co Ltd ‘A’	5,700	18,019
Huayu Automotive Systems Co Ltd ‘A’	4,900	21,638
Huazhu Group Ltd ADR	3,943	177,553
Hunan Valin Steel Co Ltd ‘A’	24,200	17,702
Iflytek Co Ltd ‘A’	3,800	23,774
Industrial & Commercial Bank of China Ltd ‘H’	2,249,045	1,444,987
Industrial Bank Co Ltd ‘A’	32,861	104,951
Inner Mongolia Yili Industrial Group Co Ltd ‘A’	11,300	76,681
Innovent Biologics Inc * ~	19,000	200,642
JD.com Inc ADR *	12,261	1,077,742
Jiangsu Expressway Co Ltd ‘H’	58,000	64,873
Jiangsu Hengli Hydraulic Co Ltd ‘A’	1,600	27,683
Jiangsu Hengrui Medicine Co Ltd ‘A’	7,300	124,373
Jiangsu King’s Luck Brewery JSC Ltd ‘A’	2,500	21,952
Jiangsu Yanghe Brewery Joint-Stock Co Ltd ‘A’	2,900	104,716
Jiangsu Yangnong Chemical Co Ltd ‘A’	1,200	24,242
Jiangxi Copper Co Ltd ‘H’	78,000	122,782
Jiangxi Zhengbang Technology Co Ltd ‘A’	7,700	20,083
JOYY Inc ADR	1,980	158,360
Kingdee International Software Group Co Ltd *	69,000	281,697
Kingsoft Corp Ltd	24,000	155,178
Kunlun Energy Co Ltd	284,000	246,138
Kweichow Moutai Co Ltd ‘A’	2,300	702,877
KWG Group Holdings Ltd	105,500	144,142
KWG Living Group Holdings Ltd *	52,750	42,867
Lenovo Group Ltd	708,000	669,336
Lens Technology Co Ltd ‘A’	7,100	33,210
Lepu Medical Technology Beijing Co Ltd ‘A’	4,600	19,120
Li Ning Co Ltd	131,000	901,431
Lingyi iTech Guangdong Co ‘A’	9,300	17,081
Livzon Pharmaceutical Group Inc ‘H’	2,900	11,237
Logan Group Co Ltd	132,000	216,240
Lomon Billions Group Co Ltd ‘A’	2,100	9,882
Longfor Group Holdings Ltd ~	116,500	681,464
LONGi Green Energy Technology Co Ltd ‘A’	6,183	87,298
Luxshare Precision Industry Co Ltd ‘A’	12,900	110,866
Luzhou Laojiao Co Ltd ‘A’	2,500	86,493
Mango Excellent Media Co Ltd ‘A’	2,000	22,195
Meituan ‘B’ *	50,400	1,897,230
Metallurgical Corp of China Ltd ‘H’	128,000	22,637
Muyuan Foods Co Ltd ‘A’	9,200	108,495
NARI Technology Co Ltd ‘A’	6,300	25,642
NetEase Inc ADR	20,320	1,946,046
New China Life Insurance Co Ltd ‘H’	39,300	153,299
New Hope Liuhe Co Ltd ‘A’	6,300	21,609
New Oriental Education & Technology Group Inc ADR *	4,407	818,865
Ninestar Corp ‘A’	3,300	13,502
NIO Inc ADR *	12,663	617,195
Oppein Home Group Inc ‘A’	1,200	24,702
Orient Securities Co Ltd ~	36,000	25,408
PetroChina Co Ltd ‘H’	742,000	229,755
PICC Property & Casualty Co Ltd ‘H’	396,341	299,838
Pinduoduo Inc ADR *	4,355	773,753
Ping An Bank Co Ltd ‘A’	28,400	84,039
Ping An Healthcare and Technology Co Ltd * ~	11,900	144,528

	Shares	Value
Ping An Insurance Group Co of China Ltd ‘H’	236,500	$2,878,113
Poly Developments and Holdings Group Co Ltd ‘A’	8,800	21,259
Postal Savings Bank of China Co Ltd ‘H’ ~	454,000	256,537
Red Star Macalline Group Corp Ltd ‘H” ~	13,860	8,424
RiseSun Real Estate Development Co Ltd ‘A’	9,900	9,895
Rongsheng Petro Chemical Co Ltd ‘A’	9,000	38,064
SAIC Motor Corp Ltd ‘A’	5,600	20,955
Sany Heavy Industry Co Ltd ‘A’	21,500	115,240
Seazen Group Ltd *	208,000	173,747
Seazen Holdings Co Ltd ‘A’	6,514	34,673
SF Holding Co Ltd ‘A’	8,500	114,691
Shaanxi Coal Industry Co Ltd ‘A’	13,000	18,588
Shandong Gold Mining Co Ltd ~	36,500	84,303
Shandong Hualu Hengsheng Chemical Co Ltd ‘A’	3,900	22,284
Shandong Linglong Tyre Co Ltd ‘A’	4,200	22,626
Shandong Sun Paper Industry JSC Ltd ‘A’	5,800	12,818
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	172,000	389,135
Shanghai Electric Group Co Ltd ‘H’ *	92,000	28,277
Shanghai Fosun Pharmaceutical Group Co Ltd ‘H’	21,500	102,770
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	50,700	89,198
Shanghai Pudong Development Bank Co Ltd ‘A’	30,836	45,658
Shanxi Xinghuacun Fen Wine Factory Co Ltd ‘A’	1,600	91,916
Shengyi Technology Co Ltd ‘A’	4,900	21,144
Shenwan Hongyuan Group Co Ltd ~	42,400	12,157
Shenzhen Goodix Technology Co Ltd ‘A’	700	16,675
Shenzhen Inovance Technology Co Ltd ‘A’	1,200	17,137
Shenzhen Mindray Bio-Medical Electronics Co Ltd ‘A’	1,900	123,599
Shenzhen Overseas Chinese Town Co Ltd ‘A’	11,400	12,368
Shenzhou International Group Holdings Ltd	44,100	864,282
Shimao Group Holdings Ltd	110,926	353,334
Silergy Corp	2,000	172,123
Sinoma Science & Technology Co Ltd ‘A’	5,000	18,538
Sinopharm Group Co Ltd ‘H’	119,600	290,129
Sinotruk Hong Kong Ltd	68,500	175,466
Sunac China Holdings Ltd	213,000	787,347
Sunac Services Holdings Ltd * ~	6,724	14,884
Suning.com Co Ltd ‘A’	9,600	11,332
Sunny Optical Technology Group Co Ltd	28,900	631,421
Tencent Holdings Ltd	152,300	10,958,559
Tencent Music Entertainment Group ADR *	10,665	205,195
The People’s Insurance Co Group of China Ltd ‘H’	248,000	78,708
Tianjin Zhonghuan Semiconductor Co Ltd ‘A’	4,900	19,127
Tingyi Cayman Islands Holding Corp	166,000	283,945
TongFu Microelectronics Co Ltd ‘A’ *	4,700	18,160
Tongwei Co Ltd ‘A’	6,500	38,227
TravelSky Technology Ltd ‘H’	51,000	123,211
Trip.com Group Ltd ADR *	19,111	644,614
Tsingtao Brewery Co Ltd ‘H’	30,000	314,307
Unigroup Guoxin Microelectronics Co Ltd ‘A’	1,300	26,592
Vipshop Holdings Ltd ADR *	34,522	970,413
Wanhua Chemical Group Co Ltd ‘A’	6,500	90,570
Want Want China Holdings Ltd	476,000	344,140
Weibo Corp ADR *	5,311	217,698
Weichai Power Co Ltd ‘H’	167,800	337,398
Wens Foodstuffs Group Co Ltd ‘A’	12,400	34,602
Will Semiconductor Co Ltd Shanghai ‘A’	1,400	49,560
Wingtech Technology Co Ltd ‘A’	1,100	16,676

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd ‘A’	3,000	$14,339
Wuliangye Yibin Co Ltd ‘A’	7,900	352,817
WUS Printed Circuit Kunshan Co Ltd ‘A’	4,600	13,240
WuXi AppTec Co Ltd ‘H’ ~	5,000	98,086
Wuxi Biologics Cayman Inc * ~	34,500	457,516
Xiaomi Corp ‘B’ * ~	377,000	1,602,355
Xinjiang Goldwind Science & Technology Co Ltd ‘H’	34,034	68,582
Xinyi Solar Holdings Ltd	304,970	799,694
Yanzhou Coal Mining Co Ltd ‘H’	162,000	129,833
Yihai International Holding Ltd *	26,000	386,121
Yonghui Superstores Co Ltd ‘A’	8,900	9,778
Yum China Holdings Inc	17,863	1,019,799
Yunda Holding Co Ltd ‘A’	3,900	9,377
Yunnan Baiyao Group Co Ltd ‘A’	700	12,166
Zhangzhou Pientzehuang Pharmaceutical Co Ltd ‘A’	700	28,657
Zhejiang Chint Electrics Co Ltd ‘A’	6,500	38,959
Zhejiang Dahua Technology Co Ltd ‘A’	4,600	13,997
Zhejiang Huahai Pharmaceutical Co Ltd ‘A’	4,400	22,772
Zhejiang NHU Co Ltd ‘A’	3,200	16,506
Zhejiang Weixing New Building Materials Co Ltd ‘A’	3,800	10,882
ZhongAn Online P&C Insurance Co Ltd * ~	10,600	49,399
Zhongsheng Group Holdings Ltd	52,500	375,025
Zhuzhou Kibing Group Co Ltd ‘A’	11,100	21,789
Zijin Mining Group Co Ltd ‘H’	294,000	333,094
Zoomlion Heavy Industry Science & Technology Co Ltd ‘H’	77,600	93,114
ZTE Corp ‘H’	38,800	97,723
ZTO Express Cayman Inc ADR	23,769	693,104

		88,029,486

Colombia - 0.2%

Banco de Bogota SA	2,127	47,153
Bancolombia SA	5,998	61,684
Bancolombia SA ADR	2,132	85,664
Ecopetrol SA	131,284	86,671
Ecopetrol SA ADR	1,932	24,942
Grupo Argos SA	12,614	51,522
Grupo de Inversiones Suramericana SA	7,236	53,787
Grupo Energia Bogota SA ESP	26,592	20,658
Grupo Nutresa SA	5,542	39,018
Interconexion Electrica SA ESP	12,924	97,437

		568,536

Czech Republic - 0.1%

CEZ AS	5,535	132,752
Komercni banka AS *	1,591	48,646
O2 Czech Republic AS *	2,533	29,602

		211,000

Egypt - 0.1%

Commercial International Bank Egypt SAE GDR	41,959	157,394

Greece - 0.2%

Alpha Bank AE *	8,350	9,670
Eurobank Ergasias Services and Holdings SA *	26,377	18,531
Hellenic Petroleum SA	3,272	21,547
Hellenic Telecommunications Organization SA	7,706	123,917
JUMBO SA	2,834	48,872
LAMDA Development SA *	2,987	25,915
Motor Oil Hellas Corinth Refineries SA	3,113	44,758
Mytilineos SA	2,904	42,156
National Bank of Greece SA *	11,426	31,281

	Shares	Value
OPAP SA	11,102	$148,433
Terna Energy SA	1,519	24,495

		539,575

Hong Kong - 0.4%

Nine Dragons Paper Holdings Ltd *	133,000	189,066
Sino Biopharmaceutical Ltd	697,500	672,662
United Energy Group Ltd *	236,000	46,610

		908,338

Hungary - 0.3%

MOL Hungarian Oil & Gas PLC *	47,726	351,866
OTP Bank Nyrt *	8,146	367,096
Richter Gedeon Nyrt	2,148	53,905

		772,867

India - 11.2%

3M India Ltd *	145	41,347
ABB Power Products & Systems India Ltd *	234	4,143
ACC Ltd	3,461	76,746
Adani Green Energy Ltd *	4,014	57,981
Adani Ports & Special Economic Zone Ltd	35,882	238,021
Adani Power Ltd *	50,365	34,312
Adani Transmission Ltd *	23,355	139,845
Ambuja Cements Ltd	30,799	105,035
Apollo Hospitals Enterprise Ltd	3,769	124,365
Ashok Leyland Ltd	66,489	87,012
Asian Paints Ltd	10,882	412,192
Aurobindo Pharma Ltd	26,305	331,250
Avenue Supermarts Ltd * ~	2,528	95,776
Axis Bank Ltd *	50,494	429,801
Bajaj Auto Ltd	3,386	159,813
Bajaj Finance Ltd	6,136	445,506
Bajaj Finserv Ltd	1,017	124,170
Bajaj Holdings & Investment Ltd	2,066	87,070
Balkrishna Industries Ltd	6,204	140,031
Bank of Baroda *	51,876	43,666
Berger Paints India Ltd	12,181	126,864
Bharat Electronics Ltd	50,663	83,393
Bharat Forge Ltd	13,636	98,178
Bharat Petroleum Corp Ltd	17,731	92,597
Bharti Airtel Ltd	61,486	429,394
Biocon Ltd *	17,412	110,862
Bosch Ltd	421	73,799
Britannia Industries Ltd	1,928	94,542
Cadila Healthcare Ltd	17,878	116,623
Cholamandalam Investment and Finance Co Ltd	25,411	134,972
Cipla Ltd	18,899	212,266
Coal India Ltd	36,400	67,663
Colgate-Palmolive India Ltd	4,137	88,740
Container Corp Of India Ltd	11,900	65,073
Dabur India Ltd	17,235	126,140
Divi’s Laboratories Ltd	2,892	152,097
DLF Ltd	30,731	98,009
Dr Reddy’s Laboratories Ltd	4,162	296,324
Eicher Motors Ltd	8,630	299,376
GAIL India Ltd	112,130	189,619
GAIL India Ltd GDR ~	994	9,860
GlaxoSmithKline Pharmaceuticals Ltd	1,324	29,434
Godrej Consumer Products Ltd	14,455	146,613
Godrej Properties Ltd *	1,161	22,780
Grasim Industries Ltd	14,605	185,601
Havells India Ltd	12,105	151,931
HCL Technologies Ltd	44,054	571,772
HDFC Asset Management Co Ltd ~	1,042	41,641
HDFC Bank Ltd *	88,341	1,740,007
HDFC Life Insurance Co Ltd * ~	11,515	106,894
Hero MotoCorp Ltd	7,294	310,843
Hindalco Industries Ltd	94,390	311,834

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Hindustan Petroleum Corp Ltd	33,928	$101,250
Hindustan Unilever Ltd	25,998	853,489
Honeywell Automation India Ltd	96	48,755
Housing Development Finance Corp Ltd	28,169	986,927
ICICI Bank Ltd *	44,363	326,218
ICICI Bank Ltd ADR *	22,216	330,130
ICICI Lombard General Insurance Co Ltd * ~	3,478	72,504
ICICI Prudential Life Insurance Co Ltd * ~	10,771	73,602
IIFL Securities Ltd	6,089	4,019
Indian Oil Corp Ltd	61,284	76,371
Indraprastha Gas Ltd	10,382	71,364
Indus Towers Ltd	36,689	115,761
IndusInd Bank Ltd *	8,004	98,221
Info Edge India Ltd	1,799	117,353
Infosys Ltd	128,267	2,198,853
InterGlobe Aviation Ltd * ~	1,852	43,771
ITC Ltd	113,232	324,277
JSW Steel Ltd	84,688	450,113
Jubilant Foodworks Ltd	4,184	160,135
Kansai Nerolac Paints Ltd	6,155	51,259
Kotak Mahindra Bank Ltd *	19,256	526,279
Larsen & Toubro Infotech Ltd ~	2,793	140,076
Larsen & Toubro Ltd	14,779	261,050
Lupin Ltd	16,819	225,063
Mahindra & Mahindra Ltd	39,852	394,105
Marico Ltd	23,626	130,299
Maruti Suzuki India Ltd	2,355	247,083
Motherson Sumi Systems Ltd	100,583	228,225
Mphasis Ltd	5,625	118,766
MRF Ltd	99	102,806
Muthoot Finance Ltd	11,489	190,442
Nestle India Ltd	866	218,254
NMDC Ltd	27,394	43,025
NTPC Ltd	41,680	56,752
Oil & Natural Gas Corp Ltd	80,259	102,395
Oracle Financial Services Software Ltd	1,647	72,526
Page Industries Ltd	399	150,959
Petronet LNG Ltd	60,231	204,244
Pfizer Ltd	213	14,869
PI Industries Ltd	2,367	71,175
Pidilite Industries Ltd	4,354	105,334
Piramal Enterprises Ltd	4,643	90,807
Power Finance Corp Ltd	69,377	108,593
Power Grid Corp of India Ltd	49,725	129,272
Procter & Gamble Hygiene & Health Care Ltd	445	67,513
Punjab National Bank *	69,686	31,573
REC Ltd	63,809	117,072
Reliance Industries Ltd	70,997	1,931,751
SBI Life Insurance Co Ltd * ~	5,146	63,720
Shree Cement Ltd	367	120,695
Shriram Transport Finance Co Ltd	7,295	104,598
Siemens Ltd	2,517	54,366
SRF Ltd	795	60,747
State Bank of India *	36,578	137,926
Sun Pharmaceutical Industries Ltd	34,276	278,285
Sundaram Finance Holdings Ltd	415	436
Tata Consultancy Services Ltd	31,600	1,240,778
Tata Consumer Products Ltd	20,394	165,042
Tata Motors Ltd *	172,790	435,948
Tata Steel Ltd	23,689	209,289
Tech Mahindra Ltd	23,745	317,364
Titan Co Ltd	11,928	256,243
Torrent Pharmaceuticals Ltd	3,726	142,973
UltraTech Cement Ltd	4,461	323,435
United Breweries Ltd	3,792	61,609
United Spirits Ltd *	13,844	109,715
UPL Ltd	44,730	285,998
Varun Beverages Ltd	1,192	14,972

	Shares	Value
Vedanta Ltd	140,592	$311,449
Vodafone Idea Ltd *	365,134	53,367
Whirlpool of India Ltd	1,680	60,522
Wipro Ltd	59,477	315,046
Yes Bank Ltd *	79,442	19,505

		27,492,531

Indonesia - 1.7%

P.T. Ace Hardware Indonesia Tbk	499,900	61,099
P.T. Adaro Energy Tbk	1,093,500	111,439
P.T. Astra International Tbk	584,500	251,230
P.T. Bank Central Asia Tbk	256,300	617,819
P.T. Bank Danamon Indonesia Tbk	181,800	40,659
P.T. Bank Mandiri Persero Tbk	456,358	205,931
P.T. Bank Negara Indonesia Persero Tbk	309,000	136,064
P.T. Bank Rakyat Indonesia Persero Tbk	1,514,600	450,295
P.T. Barito Pacific Tbk *	953,400	74,719
P.T. Bukit Asam Tbk	345,700	69,249
P.T. Charoen Pokphand Indonesia Tbk	287,100	133,520
P.T. Gudang Garam Tbk *	36,200	105,666
P.T. Indah Kiat Pulp & Paper Corp Tbk	213,600	158,716
P.T. Indocement Tunggal Prakarsa Tbk	58,000	59,800
P.T. Indofood CBP Sukses Makmur Tbk	91,400	62,314
P.T. Indofood Sukses Makmur Tbk	340,300	165,979
P.T. Jasa Marga Persero Tbk	103,744	34,206
P.T. Kalbe Farma Tbk	968,700	102,059
P.T. Mayora Indah Tbk	297,475	57,391
P.T. Merdeka Copper Gold Tbk *	525,500	90,957
P.T. Mitra Keluarga Karyasehat Tbk	244,600	47,551
P.T. Perusahaan Gas Negara Tbk	517,400	61,030
P.T. Sarana Menara Nusantara Tbk	1,750,400	119,669
P.T. Semen Indonesia Persero Tbk	134,500	119,055
P.T. Sumber Alfaria Trijaya Tbk	956,100	54,440
P.T. Telekomunikasi Indonesia Persero Tbk	785,600	185,217
P.T. Telekomunikasi Indonesia Persero Tbk ADR	4,673	109,909
P.T. Tower Bersama Infrastructure Tbk	284,500	33,068
P.T. Unilever Indonesia Tbk	288,000	150,741
P.T. United Tractors Tbk	174,296	330,343
P.T. Vale Indonesia Tbk *	156,800	57,025

		4,257,160

Malaysia - 2.0%

AMMB Holdings Bhd	108,400	98,514
Axiata Group Bhd	155,867	145,053
Batu Kawan Bhd	4,200	18,703
BIMB Holdings Bhd	35,300	37,429
Carlsberg Brewery Malaysia Bhd ‘B’	6,300	36,438
CIMB Group Holdings Bhd	130,347	139,557
Dialog Group Bhd	125,552	107,807
DiGi.Com Bhd	111,800	115,143
Fraser & Neave Holdings Bhd	10,400	83,064
Gamuda Bhd	96,995	94,016
Genting Bhd	105,900	117,625
Genting Malaysia Bhd	164,400	110,220
Genting Plantations Bhd	16,200	39,708
HAP Seng Consolidated Bhd	26,700	57,139
Hartalega Holdings Bhd	56,800	171,919
Heineken Malaysia Bhd	10,800	61,794
Hong Leong Bank Bhd	17,172	77,781
Hong Leong Financial Group Bhd	9,536	42,907
IHH Healthcare Bhd	25,000	34,229
IJM Corp Bhd	153,400	66,145
Inari Amertron Bhd	27,000	18,592
IOI Corp Bhd	64,646	70,242
IOI Properties Group Bhd	95,406	36,769
Kossan Rubber Industries	54,500	61,272
Kuala Lumpur Kepong Bhd	10,951	64,506
Malayan Banking Bhd	119,103	250,735
Malaysia Airports Holdings Bhd	72,400	106,755

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Maxis Bhd	97,200	$122,128
MISC Bhd	38,960	66,645
Nestle Malaysia Bhd	2,400	82,980
Petronas Chemicals Group Bhd	75,000	138,906
Petronas Dagangan Bhd	16,500	87,905
Petronas Gas Bhd	24,000	102,582
PPB Group Bhd	27,460	126,497
Press Metal Aluminium Holdings Bhd	70,420	147,122
Public Bank Bhd	117,770	603,877
QL Resources Bhd	77,820	112,236
RHB Bank Bhd	100,162	135,922
Sime Darby Bhd	233,687	134,506
Sime Darby Plantation Bhd	50,187	62,382
Sunway Bhd	124,554	49,887
Telekom Malaysia Bhd	49,792	67,053
Tenaga Nasional Bhd	61,200	158,757
TIME dotCom Bhd	23,100	76,189
Top Glove Corp Bhd	142,300	217,422
Westports Holdings Bhd	60,500	64,791
Yinson Holdings Bhd	18,200	26,060
YTL Corp Bhd *	242,132	46,117

		4,894,026

Mexico - 2.0%

Alfa SAB de CV ‘A’	315,220	227,788
America Movil SAB de CV ‘L’	1,200,922	874,462
Arca Continental SAB de CV	12,908	62,064
Becle SAB de CV	10,969	27,528
Cemex SAB de CV *	701,117	361,842
Coca-Cola Femsa S.A.B. de C.V.	21,583	99,252
Controladora Nemak S.A.B. de C.V. *	315,220	41,502
El Puerto de Liverpool SAB de CV ‘C1’ *	8,902	31,265
Fomento Economico Mexicano SAB de CV	28,991	219,026
Gruma SAB de CV ‘B’	16,433	195,657
Grupo Aeroportuario del Pacifico SAB de CV ‘B’ *	18,694	208,683
Grupo Aeroportuario del Pacifico SAB de CV ADR *	169	18,808
Grupo Aeroportuario del Sureste SAB de CV ‘B’ *	4,341	71,818
Grupo Bimbo SAB de CV ‘A’	78,937	171,524
Grupo Carso SAB de CV ‘A1’ *	19,341	64,517
Grupo Elektra SAB de CV	2,780	184,362
Grupo Financiero Banorte SAB de CV ‘O’ *	80,743	446,045
Grupo Financiero Inbursa SAB de CV ‘O’ *	104,549	105,392
Grupo Mexico SAB de CV ‘B’	83,643	353,579
Grupo Televisa SAB *	181,139	298,022
Industrias Penoles SAB de CV *	5,930	100,359
Infraestructura Energetica Nova SAB de CV *	15,369	59,910
Kimberly-Clark de Mexico SAB de CV ‘A’	53,504	91,389
Orbia Advance Corp SAB. de CV	124,363	292,167
Wal-Mart de Mexico SAB de CV	137,957	388,092

		4,995,053

Peru - 0.1%

Aenza SAA ADR *	1,724	4,103
Cementos Pacasmayo SAA ADR	575	4,327
Cia de Minas Buenaventura SAA ADR *	3,780	46,078
Credicorp Ltd	1,617	265,221

		319,729

Philippines - 0.8%

Aboitiz Equity Ventures Inc	41,270	40,573
Aboitiz Power Corp	50,900	28,182
Ayala Corp	4,790	82,417
Ayala Land Inc	253,700	216,179
Bank of the Philippine Islands	41,039	69,449
BDO Unibank Inc	73,663	164,008
Emperador Inc	61,300	12,892

	Shares	Value
Globe Telecom Inc	940	$39,777
Golden Bria Holdings Inc *	3,290	30,212
International Container Terminal Services Inc	34,160	87,859
JG Summit Holdings Inc	97,692	145,865
Jollibee Foods Corp	25,120	102,198
Manila Electric Co	6,820	41,513
Megaworld Corp	724,200	61,508
Metro Pacific Investments Corp	596,700	53,265
Metropolitan Bank & Trust Co	110,470	112,861
PLDT Inc	4,570	127,605
San Miguel Corp	35,320	94,214
San Miguel Food and Beverage Inc	12,140	16,919
SM Investments Corp	3,472	75,883
SM Prime Holdings Inc	323,600	259,474
Universal Robina Corp	32,380	102,769

		1,965,622

Poland - 0.7%

Asseco Poland SA	1,437	26,211
Bank Polska Kasa Opieki SA *	7,608	124,965
CD Projekt SA *	1,621	119,533
Cyfrowy Polsat SA	12,570	102,487
Dino Polska SA * ~	1,690	131,066
Grupa Lotos SA	6,198	68,808
ING Bank Slaski SA *	626	28,655
KGHM Polska Miedz SA *	5,526	272,214
LPP SA *	62	138,025
mBank SA *	1,010	48,724
Orange Polska SA *	39,020	69,170
PGE Polska Grupa Energetyczna SA *	32,517	56,827
Polski Koncern Naftowy ORLEN SA	15,876	245,782
Polskie Gornictwo Naftowe i Gazownictwo SA	41,236	61,573
Powszechna Kasa Oszczednosci Bank Polski SA *	15,168	117,088
Powszechny Zaklad Ubezpieczen SA *	13,226	114,905
Santander Bank Polska SA *	1,443	71,773

		1,797,806

Romania - 0.0%

NEPI Rockcastle PLC	15,602	99,271

Russia - 1.1%

Gazprom PJSC ADR (SEAQ)	43,332	241,928
LUKOIL PJSC ADR (SEAQ)	7,314	497,447
Magnitogorsk Iron & Steel Works PJSC GDR	7,310	71,265
Mail.Ru Group Ltd GDR *	950	24,897
MMC Norilsk Nickel PJSC ADR	14,223	443,311
Mobile TeleSystems PJSC ADR	17,291	154,754
Novatek PJSC GDR (LI) ~	287	46,737
Novolipetskiy Metallurgicheskiy Kombinat PAO GDR	2,105	58,242
PhosAgro PJSC GDR ~	3,651	49,790
Polyus PJSC GDR ~	1,053	106,134
Rosneft Oil Co PJSC GDR	17,624	99,376
Rostelecom PJSC ADR	2,200	17,217
Sberbank of Russia PJSC ADR (SEAQ)	35,746	516,823
Severstal PJSC GDR ~	3,088	54,274
Tatneft PJSC ADR	3,907	159,106
VTB Bank PJSC GDR ~	77,033	73,502
X5 Retail Group NV GDR	2,979	107,569

		2,722,372

South Africa - 4.1%

Absa Group Ltd	42,920	350,877
African Rainbow Minerals Ltd	2,987	53,229
Anglo American Platinum Ltd	1,650	162,363

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Aspen Pharmacare Holdings Ltd *	30,219	$258,392
Bid Corp Ltd	16,208	291,265
Capitec Bank Holdings Ltd *	2,203	215,443
Clicks Group Ltd	15,496	266,443
Discovery Ltd	33,509	350,312
Exxaro Resources Ltd	21,552	203,714
FirstRand Ltd	141,766	493,971
Gold Fields Ltd ADR	65,005	602,596
Impala Platinum Holdings Ltd	59,723	822,034
Investec Ltd	18,992	47,350
Kumba Iron Ore Ltd	2,344	99,344
Mr Price Group Ltd	12,555	145,702
MTN Group Ltd	130,245	537,544
MultiChoice Group Ltd	34,866	318,268
Naspers Ltd ‘N’	5,940	1,216,361
Nedbank Group Ltd	30,114	265,937
Ninety One Ltd	2,633	7,918
Northam Platinum Ltd *	16,923	242,087
Old Mutual Ltd	356,143	289,029
Pepkor Holdings Ltd ~	66,489	61,670
PSG Group Ltd	9,532	39,110
Sanlam Ltd	81,371	324,781
Sasol Ltd *	7,829	71,206
Sasol Ltd ADR *	12,973	114,941
Shoprite Holdings Ltd	34,570	329,350
Sibanye Stillwater Ltd	134,709	542,920
Standard Bank Group Ltd	62,076	537,637
The Bidvest Group Ltd	23,227	248,699
Tiger Brands Ltd	11,585	164,122
Vodacom Group Ltd	27,600	233,628
Woolworths Holdings Ltd	60,483	162,851

		10,071,094

South Korea - 15.3%

Amorepacific Corp *	731	138,803
AMOREPACIFIC Group *	495	25,046
BGF retail Co Ltd *	623	77,825
BNK Financial Group Inc *	13,115	68,705
Bukwang Pharmaceutical Co Ltd	1,426	36,967
Celltrion Inc *	1,790	592,485
Celltrion Pharm Inc *	447	98,340
Cheil Worldwide Inc *	5,055	96,040
CJ CheilJedang Corp *	584	205,113
CJ Corp *	2,144	182,011
CJ ENM Co Ltd *	768	98,903
CJ Logistics Corp *	513	78,250
Com2uSCorp	422	61,997
Coway Co Ltd *	2,308	154,671
Daelim Industrial Co Ltd *	2,208	170,196
Daewoo Shipbuilding & Marine Engineering Co Ltd *	2,790	70,567
DB HiTek Co Ltd *	1,325	62,242
DB Insurance Co Ltd *	5,858	236,082
Doosan Bobcat Inc *	2,413	66,069
Doosan Fuel Cell Co Ltd *	1,540	76,030
Doosan Heavy Industries & Construction Co Ltd *	10,172	126,975
Doosan Infracore Co Ltd *	10,741	78,476
Douzone Bizon Co Ltd *	1,471	140,937
E-MART Inc *	1,149	160,448
Fila Holdings Corp *	2,574	103,804
Genexine Inc *	382	43,850
Green Cross Corp *	147	55,036
GS Engineering & Construction Corp *	4,613	160,771
GS Holdings Corp *	3,828	132,446
GS Retail Co Ltd *	3,329	105,703
Hana Financial Group Inc	17,193	547,620
Hanall Biopharma Co Ltd *	656	22,702
Hanjin Kal Corp *	306	17,789
Hankook Tire & Technology Co Ltd *	6,189	224,848

	Shares	Value
Hanmi Pharm Co Ltd *	301	$101,714
Hanmi Science Co Ltd *	368	25,819
Hanon Systems	7,557	113,139
Hanssem Co Ltd *	358	34,490
Hanwha Aerospace Co Ltd *	1,985	52,166
Hanwha Corp *	2,378	62,102
Hanwha Life Insurance Co Ltd *	20,359	45,846
Hanwha Solutions Corp *	6,892	304,681
Hite Jinro Co Ltd *	1,761	51,712
HLB Inc *	599	51,083
HMM Co Ltd *	9,418	121,097
Hotel Shilla Co Ltd *	1,815	137,694
Hugel Inc *	228	39,445
Hyosung Corp *	430	30,293
Hyundai Department Store Co Ltd *	747	49,214
Hyundai Elevator Co Ltd *	784	28,690
Hyundai Engineering & Construction Co Ltd *	4,036	139,366
Hyundai Glovis Co Ltd *	1,470	249,432
Hyundai Heavy Industries Holdings Co Ltd *	474	123,934
Hyundai Marine & Fire Insurance Co Ltd *	10,480	219,734
Hyundai Mobis Co Ltd	1,857	437,075
Hyundai Motor Co *	2,996	531,050
Hyundai Rotem Co Ltd *	1,349	21,406
Hyundai Steel Co *	4,602	168,195
Iljin Materials Co Ltd *	622	29,212
Industrial Bank of Korea *	14,985	122,197
Kakao Corp *	743	266,604
Kangwon Land Inc *	3,755	81,362
KB Financial Group Inc *	11,088	440,382
KCC Glass Corp *	320	10,863
Kia Motors Corp *	8,058	464,276
KIWOOM Securities Co Ltd *	1,047	122,310
KMW Co Ltd *	1,659	123,340
Korea Aerospace Industries Ltd *	2,070	49,235
Korea Electric Power Corp *	5,891	148,690
Korea Gas Corp *	1,256	35,780
Korea Investment Holdings Co Ltd *	3,302	240,611
Korea Shipbuilding & Offshore Engineering Co Ltd *	1,686	168,856
Korea Zinc Co Ltd *	526	194,788
Korean Air Lines Co Ltd *	10,692	268,365
KT Corp ADR *	3,094	34,065
KT&G Corp *	3,824	292,787
Kumho Petrochemical Co Ltd *	959	128,306
LEENO Industrial Inc	301	37,434
LG Chem Ltd *	893	679,052
LG Corp *	3,799	306,552
LG Display Co Ltd *	16,966	290,002
LG Display Co Ltd ADR *	2,409	20,332
LG Electronics Inc *	12,050	1,500,486
LG Household & Health Care Ltd *	306	456,712
LG Innotek Co Ltd *	1,292	217,625
LG Uplus Corp *	25,430	275,365
Lotte Chemical Corp *	678	172,634
Lotte Corp	1,461	47,528
LOTTE Fine Chemical Co Ltd *	336	17,101
Lotte Shopping Co Ltd *	706	66,770
LS Corp *	781	51,459
LS Electric Co Ltd *	1,247	72,591
Macquarie Korea Infrastructure Fund	9,495	93,160
Mando Corp *	2,945	159,758
Meritz Fire & Marine Insurance Co Ltd *	7,248	97,532
Meritz Securities Co Ltd *	19,742	66,747
Mirae Asset Daewoo Co Ltd *	27,042	235,468
NAVER Corp *	2,201	593,321
NCSoft Corp *	401	344,279
Netmarble Corp * ~	375	45,462
NH Investment & Securities Co Ltd *	6,621	68,998
NHN Corp *	501	34,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
NongShim Co Ltd *	164	$45,336
OCI Co Ltd *	965	82,744
Orion Corp *	307	35,060
Ottogi Corp *	58	30,842
Pan Ocean Co Ltd *	15,228	70,475
Pearl Abyss Corp *	453	108,623
POSCO	1,596	398,808
POSCO ADR	4,035	251,421
POSCO Chemical Co Ltd *	553	53,099
Posco International Corp *	4,065	54,534
S-1 Corp *	975	76,343
S-Oil Corp	1,089	69,430
Samsung Biologics Co Ltd * ~	213	162,171
Samsung C&T Corp *	2,409	306,652
Samsung Card Co Ltd *	1,454	43,514
Samsung Electro-Mechanics Co Ltd *	2,415	396,599
Samsung Electronics Co Ltd	163,461	12,206,527
Samsung Engineering Co Ltd *	14,250	174,228
Samsung Fire & Marine Insurance Co Ltd *	1,878	324,420
Samsung Heavy Industries Co Ltd *	22,554	146,498
Samsung Life Insurance Co Ltd *	2,846	207,677
Samsung SDI Co Ltd *	761	441,036
Samsung SDS Co Ltd *	861	141,715
Samsung Securities Co Ltd *	3,570	133,194
Seegene Inc	602	107,136
Shinhan Financial Group Co Ltd *	14,089	418,064
Shinsegae Inc *	542	119,715
SK Holdings Co Ltd	1,139	252,698
SK Hynix Inc *	22,245	2,429,787
SK Innovation Co Ltd	2,325	407,806
SK Materials Co Ltd *	361	118,998
SK Telecom Co Ltd	561	123,288
SKC Co Ltd *	729	63,212
Solus Advanced Materials Co Ltd *	751	34,312
Soulbrain Co Ltd *	223	56,025
Ssangyong Cement Industrial Co Ltd	5,177	31,887
WONIK IPS Co Ltd *	1,402	57,211
Woori Financial Group Inc *	34,097	305,924
Yuhan Corp *	2,147	148,665

		37,465,656

Taiwan - 15.0%

Accton Technology Corp	25,000	281,867
Acer Inc *	171,789	144,947
Advantech Co Ltd	6,931	86,522
ASE Technology Holding Co Ltd	206,449	598,872
Asia Cement Corp	139,784	215,291
Asustek Computer Inc	29,667	264,947
AU Optronics Corp *	484,000	242,167
Catcher Technology Co Ltd	46,000	338,238
Cathay Financial Holding Co Ltd	166,152	250,188
Chailease Holding Co Ltd	66,122	395,775
Chang Hwa Commercial Bank Ltd	307,335	196,430
Cheng Shin Rubber Industry Co Ltd	104,178	163,569
Chicony Electronics Co Ltd	38,959	119,729
China Airlines Ltd *	356,436	153,252
China Development Financial Holding Corp	694,834	230,084
China Life Insurance Co Ltd	152,176	120,444
China Steel Corp	545,007	480,466
Chipbond Technology Corp	48,000	113,642
Chroma ATE Inc	19,000	113,896
Chunghwa Telecom Co Ltd	81,000	314,227
Chunghwa Telecom Co Ltd ADR	971	37,500
Compal Electronics Inc	230,092	169,800
Compeq Manufacturing Co Ltd	69,000	107,207
CTBC Financial Holding Co Ltd	638,094	447,860
Delta Electronics Inc	55,150	517,193
E Ink Holdings Inc	40,000	65,406
E.Sun Financial Holding Co Ltd	571,248	519,938
Eclat Textile Co Ltd	10,663	160,607

	Shares	Value
Eva Airways Corp	233,900	$109,781
Evergreen Marine Corp Taiwan Ltd *	193,287	280,646
Far Eastern International Bank	129,731	50,133
Far Eastern New Century Corp	167,965	173,354
Far EasTone Telecommunications Co Ltd	130,000	283,414
Feng TAY Enterprise Co Ltd	15,282	108,710
First Financial Holding Co Ltd	419,053	318,886
Formosa Chemicals & Fibre Corp	70,446	212,560
Formosa Petrochemical Corp	19,000	67,575
Formosa Plastics Corp	72,292	248,304
Formosa Sumco Technology Corp	7,000	33,708
Formosa Taffeta Co Ltd	48,000	53,113
Foxconn Technology Co Ltd	52,144	99,333
Fubon Financial Holding Co Ltd	199,343	331,977
Genius Electronic Optical Co Ltd	2,158	43,679
Giant Manufacturing Co Ltd	16,000	156,779
Globalwafers Co Ltd	14,000	353,665
Highwealth Construction Corp	40,370	65,912
Hiwin Technologies Corp	18,329	251,630
Hon Hai Precision Industry Co Ltd	258,256	846,807
Hotai Motor Co Ltd	11,000	252,432
Hua Nan Financial Holdings Co Ltd	351,352	228,402
Innolux Corp *	461,390	232,206
Inventec Corp	203,000	173,645
ITEQ Corp	14,000	68,930
King’s Town Bank Co Ltd	23,000	31,795
Largan Precision Co Ltd	3,000	341,886
Lien Hwa Industrial Holdings Corp	37,120	56,307
Lite-On Technology Corp	148,855	264,103
Macronix International	144,500	218,326
MediaTek Inc	28,020	747,217
Mega Financial Holding Co Ltd	252,725	268,239
Merida Industry Co Ltd	5,000	42,017
Micro-Star International Co Ltd	50,000	236,339
momo.com Inc	3,000	68,080
Nan Ya Plastics Corp	93,394	239,266
Nanya Technology Corp	68,162	211,322
Nien Made Enterprise Co Ltd	13,000	151,157
Novatek Microelectronics Corp	21,000	276,324
Parade Technologies Ltd	3,000	118,774
Pegatron Corp	122,090	293,111
Phison Electronics Corp	9,000	106,776
Pou Chen Corp	120,000	134,245
Powertech Technology Inc	89,300	302,499
Poya International Co Ltd	2,080	42,682
President Chain Store Corp	22,000	208,782
Quanta Computer Inc	150,000	432,813
Radiant Opto-Electronics Corp	25,000	101,822
Realtek Semiconductor Corp	9,300	129,562
Ruentex Development Co Ltd	24,192	35,237
Ruentex Industries Ltd	11,141	27,662
Shin Kong Financial Holding Co Ltd	626,416	196,998
Simplo Technology Co Ltd	13,000	162,319
Sino-American Silicon Products Inc	60,000	379,938
SinoPac Financial Holdings Co Ltd	413,641	168,731
Standard Foods Corp	21,884	47,768
Synnex Technology International Corp	76,850	128,762
Taichung Commercial Bank Co Ltd	118,746	45,883
Taishin Financial Holding Co Ltd	444,534	209,961
Taiwan Business Bank	333,967	115,809
Taiwan Cement Corp	327,046	503,518
Taiwan Cooperative Financial Holding Co Ltd	402,325	291,718
Taiwan FamilyMart Co Ltd	3,000	27,986
Taiwan Fertilizer Co Ltd	21,000	40,569
Taiwan High Speed Rail Corp	55,000	62,158
Taiwan Mobile Co Ltd	70,400	247,802
Taiwan Secom Co Ltd	20,000	63,174
Taiwan Semiconductor Manufacturing Co Ltd	694,779	13,143,455

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Tatung Co Ltd *	93,000	$87,782
Teco Electric and Machinery Co Ltd	98,000	96,577
Tripod Technology Corp	32,000	135,329
Uni-President Enterprises Corp	174,994	420,891
Unimicron Technology Corp	86,000	268,679
United Microelectronics Corp	339,000	570,117
Vanguard International Semiconductor Corp	28,000	115,851
Voltronic Power Technology Corp	4,410	176,213
Walsin Lihwa Corp	89,000	61,278
Walsin Technology Corp	21,000	172,794
Wan Hai Lines Ltd	46,000	86,804
Win Semiconductors Corp	15,202	187,644
Winbond Electronics Corp	269,178	279,210
Wistron Corp	232,833	257,619
WPG Holdings Ltd	137,080	209,581
Yageo Corp	11,465	212,215
Yuanta Financial Holding Co Ltd	490,015	358,980
Zhen Ding Technology Holding Ltd	41,000	166,843

		36,682,944

Tanzania - 0.2%

AngloGold Ashanti Ltd	15,147	349,115

Thailand - 2.2%

Advanced Info Service PCL	42,700	250,981
Airports of Thailand PCL	86,100	179,615
B Grimm Power PCL	26,400	42,659
Bangkok Bank PCL NVDR	19,600	77,501
Bangkok Dusit Medical Services PCL ‘F’	347,500	240,095
Bangkok Expressway & Metro PCL	350,500	98,271
Banpu PCL	118,350	43,482
Banpu Power PCL	27,800	13,984
Berli Jucker PCL	80,600	93,366
BTS Group Holdings PCL	188,400	58,495
Bumrungrad Hospital PCL	24,200	96,874
Carabao Group PCL ‘F’	19,700	75,348
Central Pattana PCL	57,100	90,914
Central Retail Corp PCL *	9,341	9,599
Charoen Pokphand Foods PCL	168,300	150,261
CP ALL PCL *	212,200	412,405
Delta Electronics Thailand PCL	8,600	139,324
Electricity Generating PCL	5,900	37,870
Energy Absolute PCL	48,000	78,532
Global Power Synergy PCL ‘F’	13,413	32,937
Home Product Center PCL	209,659	95,508
Indorama Ventures PCL	82,700	102,108
Intouch Holdings PCL ‘F’	51,600	96,824
IRPC PCL	585,100	72,677
Kasikornbank PCL	6,400	24,358
Kasikornbank PCL NVDR	33,200	125,184
Krung Thai Bank PCL	178,875	66,220
Krungthai Card PCL	60,200	119,206
Land & Houses PCL	497,080	131,989
Minor International PCL *	92,206	79,141
MK Restaurants Group PCL	19,000	31,228
Muangthai Capital PCL *	48,000	94,270
Osotspa PCL	29,400	34,829
PTT Exploration & Production PCL	67,641	221,825
PTT Global Chemical PCL	72,800	142,206
PTT PCL	317,000	450,050
Ratch Group PCL	33,900	59,870
Siam City Cement PCL	4,648	21,012
Siam Global House PCL	123,382	69,905
Srisawad Corp PCL	55,158	120,811
Thai Oil PCL	70,200	121,739
Thai President Foods PCL ‘F’	2,000	12,850
Thai Union Group PCL ‘F’	261,400	118,751
The Siam Cement PCL	18,900	237,567
The Siam Commercial Bank PCL	32,000	93,385

	Shares	Value
Tisco Financial Group PCL	21,000	$61,942
TMB Bank PCL	1,321,860	47,209
TOA Paint Thailand PCL	33,300	37,261
Total Access Communication PCL	70,100	77,737
True Corp PCL	1,309,732	150,329
TTW PCL	48,400	20,039
VGI PCL	102,100	22,683
WHA Corp PCL	421,200	42,665

		5,425,891

Turkey - 0.5%

Akbank T.A.S. *	53,059	49,212
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,124	25,308
Arcelik AS *	8,479	34,736
Aselsan Elektronik Sanayi Ve Ticaret AS	26,426	64,883
BIM Birlesik Magazalar AS	15,587	157,655
Coca-Cola Icecek AS *	5,966	52,813
Enka Insaat ve Sanayi AS	39,179	38,890
Eregli Demir ve Celik Fabrikalari TAS	21,435	43,017
Ford Otomotiv Sanayi AS	3,164	53,686
KOC Holding AS	7,836	22,238
Koza Altin Isletmeleri AS *	2,903	37,744
Petkim Petrokimya Holding AS *	68,474	45,813
Tofas Turk Otomobil Fabrikasi AS	6,770	30,909
Turk Hava Yollari AO *	50,366	87,507
Turk Telekomunikasyon AS	16,833	19,340
Turkcell Iletisim Hizmetleri AS	35,943	77,647
Turkiye Garanti Bankasi AS *	105,113	146,580
Turkiye Is Bankasi AS ‘C’ *	61,772	58,105
Turkiye Petrol Rafinerileri AS *	2,007	29,131
Turkiye Sise ve Cam Fabrikalari AS	34,015	33,469
Turkiye Vakiflar Bankasi TAO ‘D’ *	72,681	45,981
Yapi ve Kredi Bankasi AS *	123,827	51,310

		1,205,974

United States - 0.2%

JBS SA	73,140	333,348
Titan Cement International SA *	1,910	32,089

		365,437

Total Common Stocks (Cost $177,778,154)		241,983,244

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $690,996; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $704,900)	$690,996	690,996

Total Short-Term Investment (Cost $690,996)		690,996

TOTAL INVESTMENTS - 100.2% (Cost $181,060,500)		245,616,891

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(498,231)

NET ASSETS - 100.0%		$245,118,660

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	20.0%
Technology	17.9%
Communications	17.2%
Consumer, Non-Cyclical	11.1%
Consumer, Cyclical	10.4%
Industrial	8.5%
Basic Materials	6.9%
Energy	5.5%
Others (each less than 3.0%)	2.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of December 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	35.9%
South Korea	15.3%
Taiwan	15.0%
India	11.2%
Brazil	5.0%
South Africa	4.1%
Others (each less than 3.0%)	13.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(c)

An investment with a value of $14,753 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$3,672	$3,672	$-	$-
	Warrants	744	744	-	-
	Preferred Stocks
	Brazil	2,564,382	-	2,564,382	-
	Chile	276,523	78,033	198,490	-
	Colombia	96,208	-	96,208	-
	South Korea	1,122	-	1,122	-

	Total Preferred Stocks	2,938,235	78,033	2,860,202	-

	Common Stocks
	Brazil	9,427,876	30,931	9,396,945	-
	Chile	1,258,491	768,998	489,493	-
	China	88,029,486	21,751,775	66,262,958	14,753
	Colombia	568,536	110,606	457,930	-
	Czech Republic	211,000	29,602	181,398	-
	Egypt	157,394	-	157,394	-
	Greece	539,575	24,495	515,080	-
	Hong Kong	908,338	-	908,338	-
	Hungary	772,867	-	772,867	-
	India	27,492,531	339,990	27,152,541	-
	Indonesia	4,257,160	164,349	4,092,811	-
	Malaysia	4,894,026	-	4,894,026	-
	Mexico	4,995,053	4,995,053	-	-
	Peru	319,729	319,729	-	-
	Philippines	1,965,622	137,318	1,828,304	-
	Poland	1,797,806	28,655	1,769,151	-
	Romania	99,271	99,271	-	-
	Russia	2,722,372	165,551	2,556,821	-
	South Africa	10,071,094	2,075,808	7,995,286	-
	South Korea	37,465,656	305,818	37,159,838	-
	Taiwan	36,682,944	37,500	36,645,444	-
	Tanzania	349,115	-	349,115	-
	Thailand	5,425,891	578,040	4,847,851	-
	Turkey	1,205,974	188,346	1,017,628	-
	United States	365,437	-	365,437	-

	Total Common Stocks	241,983,244	32,151,835	209,816,656	14,753

	Short-Term Investment	690,996	-	690,996	-

	Total	$245,616,891	$32,234,284	$213,367,854	$14,753

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2020

	Shares	Value
RIGHTS - 0.0%

Spain - 0.0%

Repsol SA Exp 01/26/21 *	64,556	$22,137

Total Rights (Cost $22,656)		22,137

WARRANTS - 0.0%

Switzerland - 0.0%

Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23 *	24,428	6,346

Total Warrants (Cost $0)		6,346

PREFERRED STOCKS - 0.5%

Germany - 0.5%

Bayerische Motoren Werke AG	2,606	175,553
Henkel AG & Co KGaA	4,786	539,643
Porsche Automobil Holding SE	6,318	436,428
Sartorius AG	1,533	645,668
Volkswagen AG	6,572	1,228,200

		3,025,492

Total Preferred Stocks (Cost $2,730,847)		3,025,492

COMMON STOCKS - 98.8%

Australia - 7.1%

Afterpay Ltd *	3,476	315,988
AGL Energy Ltd	15,175	140,071
ALS Ltd	12,087	89,223
Altium Ltd	6,656	174,790
Alumina Ltd	100,690	142,762
AMP Ltd	233,425	280,512
Ampol Ltd	20,047	439,603
Ansell Ltd	7,483	200,036
APA Group >>	29,912	222,559
Aristocrat Leisure Ltd	18,442	442,810
ASX Ltd	4,137	229,591
Atlas Arteria Ltd >>	37,295	187,535
Aurizon Holdings Ltd	112,508	338,022
AusNet Services	52,447	71,080
Australia & New Zealand Banking Group Ltd	64,528	1,132,346
BHP Group Ltd	92,267	3,014,782
BHP Group Ltd ADR	7,678	501,680
BHP Group PLC	22,625	597,399
BHP Group PLC ADR	29,063	1,541,211
BlueScope Steel Ltd	29,834	402,901
Boral Ltd	65,423	250,485
Brambles Ltd	52,335	429,267
carsales.com Ltd	11,407	176,192
CIMIC Group Ltd *	4,087	76,877
Cleanaway Waste Management Ltd	89,068	161,222
Coca-Cola Amatil Ltd	34,503	343,792
Cochlear Ltd	1,740	253,893
Coles Group Ltd	38,910	543,628
Commonwealth Bank of Australia	48,310	3,070,680
Computershare Ltd	27,320	307,435
Crown Resorts Ltd	23,430	174,377
CSL Ltd	14,477	3,163,116
Deterra Royalties Ltd *	18,272	67,617
Domino’s Pizza Enterprises Ltd	3,047	203,991
Evolution Mining Ltd	86,203	331,740

	Shares	Value
Flight Centre Travel Group Ltd *	5,443	$66,792
Fortescue Metals Group Ltd	79,604	1,437,839
Glencore PLC *	339,194	1,077,210
Harvey Norman Holdings Ltd	37,718	136,305
IDP Education Ltd	7,153	109,639
Iluka Resources Ltd	9,338	46,890
Incitec Pivot Ltd *	99,851	175,636
Insurance Australia Group Ltd	91,564	332,292
JB Hi-Fi Ltd	7,888	296,155
Lendlease Corp Ltd >>	25,570	258,534
Macquarie Group Ltd	10,030	1,070,596
Magellan Financial Group Ltd	5,481	227,014
Medibank Pvt Ltd	145,141	336,167
Mineral Resources Ltd	10,470	302,719
National Australia Bank Ltd	82,930	1,445,788
Newcrest Mining Ltd	19,200	383,189
NEXTDC Ltd *	12,123	114,397
Northern Star Resources Ltd	32,836	320,938
Oil Search Ltd	95,890	274,815
Orica Ltd	20,343	237,928
Origin Energy Ltd	70,744	259,727
OZ Minerals Ltd	9,244	135,041
Qantas Airways Ltd *	32,441	121,646
QBE Insurance Group Ltd	57,140	372,463
Qube Holdings Ltd	79,759	180,580
Ramsay Health Care Ltd	6,158	295,897
REA Group Ltd	2,211	253,264
Reece Ltd	8,061	91,600
Rio Tinto Ltd	13,129	1,154,584
Rio Tinto PLC	309	23,259
Rio Tinto PLC ADR	39,222	2,950,279
Santos Ltd	129,048	624,942
Saracen Mineral Holdings Ltd *	67,871	249,033
SEEK Ltd	10,573	231,812
Seven Group Holdings Ltd	6,815	123,069
Sonic Healthcare Ltd	13,528	335,181
South32 Ltd	173,975	332,495
South32 Ltd ADR	10,383	98,846
Suncorp Group Ltd	51,030	384,025
Sydney Airport * >>	27,890	138,050
Tabcorp Holdings Ltd	105,633	318,033
Telstra Corp Ltd	133,066	305,600
TPG Telecom Ltd *	24,421	135,633
Transurban Group >>	61,679	649,961
Treasury Wine Estates Ltd	34,154	247,065
Wesfarmers Ltd	35,061	1,362,720
Westpac Banking Corp	81,233	1,208,854
Westpac Banking Corp ADR	3,748	55,845
WiseTech Global Ltd	3,438	81,705
Woodside Petroleum Ltd	31,495	552,600
Woolworths Group Ltd	38,796	1,175,924
Worley Ltd	17,392	153,617

		43,273,406

Austria - 0.2%

Erste Group Bank AG *	14,092	429,281
OMV AG	11,104	443,528
Verbund AG	2,114	179,599

		1,052,408

Belgium - 0.9%

Ageas SA NV	10,837	575,522
Anheuser-Busch InBev SA/NV	26,316	1,835,980
Anheuser-Busch InBev SA/NV ADR	1,610	112,555
Elia Group SA	864	103,127
Etablissements Franz Colruyt NV	3,732	220,984
KBC Group NV *	11,811	826,548
Proximus SADP	12,587	248,635
Solvay SA	7,679	905,619
UCB SA	3,142	324,560
Umicore SA	9,544	458,733

		5,612,263

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Brazil - 0.1%

Wheaton Precious Metals Corp	9,988	$417,075
Yara International ASA	7,349	304,877

		721,952

Cambodia - 0.0%

NagaCorp Ltd	122,000	160,240

Canada - 8.3%

Agnico Eagle Mines Ltd	7,968	561,621
Air Canada *	2,300	41,143
Algonquin Power & Utilities Corp	21,695	357,067
Alimentation Couche-Tard Inc ‘B’	28,416	968,408
B2Gold Corp	66,553	372,789
Bank of Montreal	22,172	1,685,740
Barrick Gold Corp	17,364	403,568
Barrick Gold Corp (TSE)	23,395	532,999
BCE Inc	5,405	231,121
Brookfield Asset Management Inc ‘A’	23,315	963,743
CAE Inc	13,616	377,552
Canadian Imperial Bank of Commerce	14,647	1,251,291
Canadian National Railway Co	23,658	2,599,377
Canadian Natural Resources Ltd	65,289	1,570,200
Canadian Natural Resources Ltd (TSE)	974	23,407
Canadian Pacific Railway Ltd	1,116	387,106
Canadian Pacific Railway Ltd (NYSE)	3,515	1,218,615
Canadian Tire Corp Ltd ‘A’	2,933	385,560
Canadian Utilities Ltd ‘A’	4,732	115,577
Canopy Growth Corp *	10,070	248,014
CCL Industries Inc ‘B’	9,606	436,115
Cenovus Energy Inc	43,514	263,330
CGI Inc *	8,426	668,338
Constellation Software Inc	684	888,206
Dollarama Inc	9,069	369,628
Emera Inc	4,200	178,506
Empire Co Ltd ‘A’	11,644	318,246
Enbridge Inc	39,057	1,249,318
Fairfax Financial Holdings Ltd	1,457	496,598
FirstService Corp	2,200	301,111
Fortis Inc	10,969	448,101
Franco-Nevada Corp	2,943	368,864
George Weston Ltd	5,156	385,130
Great-West Lifeco Inc	11,973	285,475
Hydro One Ltd ~	8,700	195,817
IGM Financial Inc	7,189	194,903
Imperial Oil Ltd	13,790	261,981
Intact Financial Corp	3,550	420,344
Inter Pipeline Ltd	21,652	201,908
Ivanhoe Mines Ltd ‘A’ *	15,800	85,150
Kinross Gold Corp	119,054	873,609
Kirkland Lake Gold Ltd	9,143	377,816
Lightspeed POS Inc *	1,000	70,579
Loblaw Cos Ltd	11,115	548,459
Magna International Inc	26,072	1,845,872
Manulife Financial Corp	41,684	742,299
Metro Inc	8,845	394,686
National Bank of Canada	21,077	1,186,233
Northland Power Inc	8,900	319,320
Nutrien Ltd	20,066	965,649
Onex Corp	4,277	245,485
Open Text Corp	10,233	465,175
Pan American Silver Corp	12,483	430,621
Pembina Pipeline Corp	21,226	502,052
Quebecor Inc ‘B’	9,687	249,310
Restaurant Brands International Inc	7,428	454,176
Restaurant Brands International Inc (NYSE)	756	46,199
Ritchie Bros Auctioneers Inc	6,036	419,636
Rogers Communications Inc ‘B’ (NYSE)	10,051	468,276
Rogers Communications Inc ‘B’ (TSE)	3,531	164,386

	Shares	Value
Royal Bank of Canada	54,964	$4,512,997
Saputo Inc	11,131	311,570
Shaw Communications Inc ‘B’ (NYSE)	18,569	326,072
Shaw Communications Inc ‘B’ (TSE)	15,948	279,895
Shopify Inc ‘A’ *	1,654	1,871,967
Sun Life Financial Inc	12,643	562,117
Suncor Energy Inc	39,931	669,752
Suncor Energy Inc (NYSE)	51,707	867,643
TC Energy Corp	30,111	1,225,831
Teck Resources Ltd ‘B’ (NYSE)	25,893	469,958
TELUS Corp	9,600	190,130
The Bank of Nova Scotia	33,671	1,819,720
The Descartes Systems Group Inc *	3,016	176,394
The Toronto-Dominion Bank	49,531	2,795,797
Thomson Reuters Corp	3,453	282,633
TMX Group Ltd	2,613	260,992
Topicus.com Inc * ±	1,272	4,809
Toromont Industries Ltd	5,213	365,307
WSP Global Inc	6,438	609,913
Yamana Gold Inc	57,290	327,159

		51,012,461

Chile - 0.1%

Antofagasta PLC	19,132	375,354
Lundin Mining Corp	42,490	377,199

		752,553

China - 0.3%

BOC Hong Kong Holdings Ltd	107,000	324,341
Chow Tai Fook Jewellery Group Ltd	51,600	64,878
Microport Scientific Corp	12,000	64,778
Prosus NV *	10,613	1,145,978
Wilmar International Ltd	49,000	172,520

		1,772,495

Colombia - 0.1%

Millicom International Cellular SA SDR *	8,536	335,771

Denmark - 2.4%

Ambu AS ‘B’	4,705	202,124
AP Moller - Maersk AS ‘B’	62	137,966
AP Moller - Maersk AS ‘A’	124	256,157
Bakkafrost P/F *	1,171	83,604
Carlsberg AS ‘B’	4,805	770,301
Chr Hansen Holding AS *	4,090	422,585
Coloplast AS ‘B’	3,854	589,388
Danske Bank AS *	35,361	584,426
Demant A/S *	5,869	231,976
DSV Panalpina AS	4,795	805,856
Genmab AS *	2,778	1,126,462
GN Store Nord AS	9,771	778,886
H Lundbeck AS	3,975	136,080
Novo Nordisk AS ‘B’	48,370	3,374,249
Novo Nordisk AS ADR	9,411	657,358
Novozymes AS ‘B’	11,131	634,021
Orsted AS ~	4,522	925,225
Pandora AS	7,642	855,276
Rockwool International AS ‘A’	251	84,228
Rockwool International AS ‘B’	530	198,356
Tryg AS	5,318	167,257
Vestas Wind Systems AS	7,287	1,721,403

		14,743,184

Finland - 1.3%

Elisa OYJ	8,037	440,582
Fortum OYJ	21,654	523,163
Kesko OYJ ‘A’	6,880	168,208
Kesko OYJ ‘B’	15,603	400,476
Kone OYJ ‘B’	11,444	932,459
Neste OYJ	17,115	1,242,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Nokia OYJ ADR *	55,180	$215,754
Nokia Oyj (OMXH) *	196,370	758,444
Nordea Bank Abp *	80,860	660,435
Orion OYJ ‘A’	758	34,633
Orion OYJ ‘B’	5,111	234,774
Sampo OYJ ‘A’	13,342	570,418
Stora Enso OYJ ‘R’	35,292	675,761
UPM-Kymmene OYJ	23,848	889,331

		7,747,051

France - 9.3%

Accor SA *	7,915	287,162
Adevinta ASA ‘B’ *	3,818	64,181
Aeroports de Paris *	1,553	200,922
Air Liquide SA	14,009	2,296,731
Airbus SE *	17,215	1,889,245
Alstom SA *	10,592	603,310
Amundi SA * ~	2,366	192,833
Arkema SA	7,114	813,997
Atos SE *	6,447	588,712
AXA SA	45,490	1,090,956
BioMerieux	804	113,159
BNP Paribas SA *	26,526	1,400,366
Bollore SA	56,751	234,958
Bouygues SA	16,957	697,407
Bureau Veritas SA *	15,187	405,413
Capgemini SE	9,604	1,493,924
Carrefour SA	45,644	781,627
Cie de Saint-Gobain *	26,705	1,228,226
Cie Generale des Etablissements Michelin SCA	12,253	1,577,657
CNP Assurances *	8,514	138,327
Credit Agricole SA *	30,989	391,761
Danone SA	18,205	1,198,001
Dassault Aviation SA *	86	93,647
Dassault Systemes SE	2,619	531,184
Edenred	7,998	454,216
Eiffage SA *	8,287	801,037
Electricite de France SA *	22,484	355,794
Engie SA *	43,649	669,140
EssilorLuxottica SA	6,307	982,848
Faurecia SE *	815	41,758
Getlink SE *	18,949	327,841
Hermes International	904	972,051
Iliad SA	1,291	264,996
Ipsen SA	2,425	200,519
Kering SA	2,253	1,635,078
L’Oreal SA	5,239	1,998,951
Legrand SA	9,664	864,508
LVMH Moet Hennessy Louis Vuitton SE	9,044	5,661,553
Natixis SA *	41,769	143,122
Orange SA	127,970	1,523,486
Orange SA ADR	1,500	17,790
Orpea SA *	2,853	374,120
Pernod Ricard SA	4,206	807,747
Peugeot SA *	50,132	1,372,897
Publicis Groupe SA	21,355	1,061,372
Remy Cointreau SA	858	160,151
Renault SA *	10,376	454,177
Safran SA *	10,129	1,435,621
Sanofi	24,233	2,348,735
Sartorius Stedim Biotech	1,140	405,549
Schneider Electric SE	14,755	2,132,502
SEB SA	1,577	286,752
Societe Generale SA *	40,288	837,531
Sodexo SA	7,366	622,970
Suez SA	13,842	274,338
Teleperformance	2,209	733,346
Thales SA	5,241	479,513
TOTAL SE	83,275	3,594,332
Ubisoft Entertainment SA *	5,000	481,843

	Shares	Value
Valeo SA	22,233	$876,964
Veolia Environnement SA	13,766	339,433
Vinci SA	19,818	1,974,058
Vivendi SA	18,056	582,387
Worldline SA * ~	4,003	388,884

		57,253,616

Germany - 7.3%

adidas AG *	5,461	1,986,738
Allianz SE	9,635	2,367,058
Aroundtown SA	38,895	289,998
BASF SE	22,114	1,747,949
Bayer AG	29,864	1,759,323
Bayerische Motoren Werke AG	13,663	1,205,849
Bechtle AG	1,156	251,941
Beiersdorf AG	2,328	267,626
Brenntag AG	13,521	1,051,413
Carl Zeiss Meditec AG	1,316	174,525
Commerzbank AG *	33,302	215,213
Continental AG	6,889	1,025,326
Covestro AG ~	13,924	857,905
Daimler AG	31,115	2,205,409
Delivery Hero SE * ~	2,006	313,716
Deutsche Bank AG *	85,345	936,122
Deutsche Boerse AG	6,535	1,112,729
Deutsche Post AG	33,350	1,652,017
Deutsche Telekom AG	136,175	2,485,546
Deutsche Wohnen SE	8,559	456,664
E.ON SE	84,618	936,995
Evonik Industries AG	11,409	372,898
Fielmann AG *	1,320	107,156
Fresenius Medical Care AG & Co KGaA	12,655	1,055,267
Fresenius SE & Co KGaA	23,276	1,076,324
Hannover Rueck SE	2,300	366,519
Hapag-Lloyd AG ~	940	105,533
HeidelbergCement AG	8,087	602,121
HelloFresh SE *	7,197	556,703
Henkel AG & Co KGaA	2,890	278,482
Infineon Technologies AG	26,275	1,003,406
Just Eat Takeaway * ~	2,252	253,343
Just Eat Takeaway.com * ~	2,955	333,185
KION Group AG	7,045	610,957
Knorr-Bremse AG	1,065	145,302
LEG Immobilien AG	2,758	427,889
Merck KGaA	3,118	534,782
MTU Aero Engines AG	2,738	713,712
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,166	940,702
Nemetschek SE	3,313	246,217
Puma SE *	2,270	255,436
Rational AG	228	212,105
RWE AG	27,591	1,167,299
SAP SE	26,454	3,426,287
SAP SE ADR	1,291	168,333
Scout24 AG ~	4,551	371,880
Siemens AG	14,854	2,139,665
Siemens Energy AG *	7,427	272,196
Siemens Healthineers AG ~	5,632	289,830
Symrise AG	4,116	547,195
Talanx AG *	3,304	128,471
Telefonica Deutschland Holding AG	97,849	269,503
Uniper SE	8,956	310,324
United Internet AG ~	9,653	406,344
Volkswagen AG	1,609	335,482
Vonovia SE	11,114	811,701
Zalando SE * ~	3,751	417,229

		44,559,840

Hong Kong - 2.3%

AIA Group Ltd	360,600	4,394,314
ASM Pacific Technology Ltd	17,000	224,513

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
CK Asset Holdings Ltd	110,780	$566,850
CK Infrastructure Holdings Ltd	27,000	145,001
CLP Holdings Ltd	44,000	406,852
Dairy Farm International Holdings Ltd	14,900	62,190
Guoco Group Ltd	1,000	11,897
Hang Lung Properties Ltd	106,000	279,337
Hang Seng Bank Ltd	20,800	358,967
Henderson Land Development Co Ltd	56,977	221,336
HK Electric Investments & HK Electric Investments Ltd >>	96,000	94,483
HKT Trust & HKT Ltd >>	319,000	413,721
Hong Kong & China Gas Co Ltd	238,530	356,866
Hong Kong Exchanges & Clearing Ltd	40,365	2,214,089
Hongkong Land Holdings Ltd	47,400	195,770
Man Wah Holdings Ltd	46,800	101,518
Melco Resorts & Entertainment Ltd ADR	5,670	105,179
MTR Corp Ltd	34,279	191,710
New World Development Co Ltd	76,419	355,532
PCCW Ltd	422,154	254,220
Power Assets Holdings Ltd	34,000	184,131
Sino Land Co Ltd	148,942	193,821
Sun Hung Kai Properties Ltd	30,492	389,961
Swire Pacific Ltd ‘A’	21,000	115,677
Swire Pacific Ltd ‘B’	62,500	58,445
Swire Properties Ltd	35,000	101,760
Techtronic Industries Co Ltd	54,000	771,845
The Bank of East Asia Ltd	72,363	154,804
The Wharf Holdings Ltd	32,000	85,954
WH Group Ltd ~	640,500	537,093
Wharf Real Estate Investment Co Ltd	42,000	218,279
Xinyi Glass Holdings Ltd	170,000	475,497

		14,241,612

Ireland - 0.9%

CRH PLC *	2,416	102,744
CRH PLC ADR	47,638	2,028,426
Flutter Entertainment PLC *	6,080	1,243,106
Kerry Group PLC ‘A’	3,166	459,841
Kingspan Group PLC *	6,691	469,191
Smurfit Kappa Group PLC	21,276	988,729

		5,292,037

Israel - 0.4%

Alony Hetz Properties & Investments Ltd	7,561	105,844
Amot Investments Ltd	3,378	18,932
Azrieli Group Ltd	1,181	75,061
Bank Hapoalim BM *	25,723	176,672
Bank Leumi Le-Israel BM	45,620	269,284
Bezeq The Israeli Telecommunication Corp Ltd *	114,407	113,727
Delek Group Ltd * l	-	4
Elbit Systems Ltd	906	119,432
First International Bank Of Israel Ltd	4,124	109,588
ICL Group Ltd	27,171	138,700
Isracard Ltd l	-	-
Israel Discount Bank Ltd ‘A’	71,927	277,714
Melisron Ltd	708	38,491
Mizrahi Tefahot Bank Ltd	6,754	156,676
Nice Ltd ADR *	1,765	500,448
Shapir Engineering and Industry Ltd	7,679	58,394
Shikun & Binui Ltd *	9,580	56,023
Shufersal Ltd	5,329	41,166
Strauss Group Ltd	2,446	73,372
Teva Pharmaceutical Industries Ltd *	920	8,888
Teva Pharmaceutical Industries Ltd ADR *	17,921	172,938
Tower Semiconductor Ltd *	5,847	151,766

		2,663,120

Italy - 1.9%

Amplifon SPA *	5,383	223,751
Assicurazioni Generali SPA	38,930	681,602

	Shares	Value
Atlantia SPA *	23,207	$419,071
Davide Campari-Milano NV	16,147	185,082
DiaSorin SPA	1,207	252,010
Enel SPA	230,165	2,341,866
Eni SPA	82,912	865,577
Ferrari NV	4,043	937,739
FinecoBank Banca Fineco SPA *	25,902	427,176
Infrastrutture Wireless Italiane SPA ~	17,268	209,331
Intesa Sanpaolo SPA *	372,089	879,513
Mediobanca Banca di Credito Finanziario SPA *	26,362	244,029
Moncler SPA *	10,186	626,241
Nexi SPA * ~	11,337	225,596
Poste Italiane SPA ~	28,968	296,307
PRADA SPA *	20,800	137,445
Prysmian SPA	8,548	304,246
Recordati Industria Chimica e Farmaceutica SpA	5,230	290,834
Snam SPA	130,784	738,615
Telecom Italia SPA	987,402	479,755
Telecom Italia SPA ADR	2,600	11,882
Terna Rete Elettrica Nazionale SPA	43,405	333,532
UniCredit SPA *	85,214	798,404
UnipolSai Assicurazioni SPA	25,749	68,278

		11,977,882

Japan - 23.6%

ABC-Mart Inc	1,200	66,723
Acom Co Ltd	21,700	92,654
Advantest Corp	7,800	584,234
Aeon Co Ltd	25,000	820,159
AEON Financial Service Co Ltd	10,100	121,135
Aeon Mall Co Ltd	2,370	39,142
AGC Inc	12,700	444,107
Aica Kogyo Co Ltd	3,400	117,693
Ain Holdings Inc	2,100	129,738
Air Water Inc	15,500	275,795
Aisin Seiki Co Ltd	8,000	239,914
Ajinomoto Co Inc	26,200	593,685
Alfresa Holdings Corp	6,900	126,472
Alps Alpine Co Ltd	13,000	171,534
Amada Co Ltd	17,900	196,975
Amano Corp	2,500	59,883
ANA Holdings Inc *	3,300	72,915
Anritsu Corp	9,900	221,005
Aozora Bank Ltd	6,000	110,946
Ariake Japan Co Ltd	700	50,377
AS One Corp	600	102,623
Asahi Group Holdings Ltd	15,200	625,969
Asahi Intecc Co Ltd	6,800	248,372
Asahi Kasei Corp	74,400	762,610
Asics Corp	6,400	123,082
Astellas Pharma Inc	64,300	995,606
Azbil Corp	4,300	235,219
Bandai Namco Holdings Inc	7,400	640,846
BayCurrent Consulting Inc	200	35,099
Benefit One Inc	3,600	106,566
Benesse Holdings Inc	7,000	136,755
Bic Camera Inc	4,900	54,454
Bridgestone Corp	20,300	665,756
Brother Industries Ltd	18,900	390,161
Calbee Inc	3,700	111,535
Canon Inc	22,600	437,819
Canon Inc ADR	1,708	33,152
Canon Marketing Japan Inc	2,600	59,418
Capcom Co Ltd	3,200	207,529
Casio Computer Co Ltd	7,500	137,254
Central Japan Railway Co	3,500	494,912
Change Inc *	1,200	41,015
Chubu Electric Power Co Inc	13,600	164,124

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Chugai Pharmaceutical Co Ltd	18,300	$976,399
Coca-Cola Bottlers Japan Holdings Inc	6,375	99,579
COMSYS Holdings Corp	4,900	152,360
Concordia Financial Group Ltd	55,000	194,017
Cosmos Pharmaceutical Corp	800	129,182
Create SD Holdings Co Ltd	700	26,279
Credit Saison Co Ltd	13,700	157,725
CyberAgent Inc	4,200	289,735
Dai Nippon Printing Co Ltd	10,800	194,266
Dai-ichi Life Holdings Inc	24,800	373,622
Daicel Corp	15,400	112,563
Daifuku Co Ltd	3,400	420,735
Daiichi Sankyo Co Ltd	26,900	921,868
Daiichikosho Co Ltd	2,600	89,961
Daikin Industries Ltd	7,300	1,624,010
Daio Paper Corp	5,500	106,783
Daito Trust Construction Co Ltd	3,700	345,782
Daiwa House Industry Co Ltd	23,200	689,798
Daiwa Securities Group Inc	66,700	303,807
DeNA Co Ltd	4,600	81,884
Denka Co Ltd	7,700	301,084
Denso Corp	9,800	583,303
Dentsu Group Inc	9,000	267,857
DIC Corp	7,600	192,179
Disco Corp	600	202,220
Dowa Holdings Co Ltd	3,200	116,002
East Japan Railway Co	7,100	473,679
Ebara Corp	7,200	235,642
Eisai Co Ltd	5,400	386,171
Elecom Co Ltd	1,000	51,642
Electric Power Development Co Ltd	4,800	66,241
ENEOS Holdings Inc	119,350	428,670
Ezaki Glico Co Ltd	2,600	114,322
Fancl Corp	3,200	127,745
FANUC Corp	3,200	789,917
Fast Retailing Co Ltd	1,700	1,524,355
FP Corp	3,600	151,306
Fuji Electric Co Ltd	6,200	223,795
Fuji Kyuko Co Ltd	500	23,342
Fuji Oil Holdings Inc	4,100	117,268
FUJIFILM Holdings Corp	7,900	416,741
Fujitsu General Ltd	2,600	70,510
Fujitsu Ltd	8,000	1,156,283
Fukuoka Financial Group Inc	7,700	137,252
Fukuyama Transporting Co Ltd	1,500	63,226
GMO internet Inc	4,600	132,089
GMO Payment Gateway Inc	1,400	188,137
Goldwin Inc	800	52,846
GungHo Online Entertainment Inc *	1,570	35,151
Hakuhodo DY Holdings Inc	13,000	178,630
Hamamatsu Photonics KK	3,000	171,641
Hankyu Hanshin Holdings Inc	10,400	345,926
Harmonic Drive Systems Inc	600	53,692
Haseko Corp	24,000	275,465
Hikari Tsushin Inc	700	164,244
Hino Motors Ltd	14,000	119,515
Hirose Electric Co Ltd	756	114,739
Hisamitsu Pharmaceutical Co Inc	2,300	136,714
Hitachi Capital Corp	5,600	135,493
Hitachi Construction Machinery Co Ltd	5,300	150,698
Hitachi Ltd	27,200	1,073,565
Hitachi Ltd ADR	424	33,666
Hitachi Metals Ltd	10,900	165,723
Hitachi Transport System Ltd	3,700	110,247
Honda Motor Co Ltd	38,999	1,100,407
Horiba Ltd	2,300	135,090
Hoshizaki Corp	1,100	101,007
House Foods Group Inc	2,500	95,027
Hoya Corp	12,150	1,682,712
Hulic Co Ltd	18,500	203,503

	Shares	Value
Ibiden Co Ltd	3,700	$172,965
Idemitsu Kosan Co Ltd	9,180	202,115
IHI Corp	18,800	374,300
Iida Group Holdings Co Ltd	8,000	161,745
Infomart Corp	5,600	53,481
Inpex Corp	69,400	374,226
Isetan Mitsukoshi Holdings Ltd	20,000	118,590
Isuzu Motors Ltd	38,400	365,554
Ito En Ltd	2,500	158,305
ITOCHU Corp	40,600	1,167,661
Itochu Techno-Solutions Corp	3,900	139,261
Itoham Yonekyu Holdings Inc	7,400	48,299
Iwatani Corp	2,900	178,666
Izumi Co Ltd	3,700	134,073
J Front Retailing Co Ltd	11,700	92,794
Japan Airlines Co Ltd *	4,500	86,779
Japan Airport Terminal Co Ltd	1,300	78,893
Japan Exchange Group Inc	19,000	485,484
Japan Post Holdings Co Ltd *	32,100	250,031
Japan Post Insurance Co Ltd	8,600	176,335
Japan Tobacco Inc	42,300	862,376
JCR Pharmaceuticals Co Ltd	800	18,923
JFE Holdings Inc *	21,800	209,308
JGC Holdings Corp	12,100	113,331
JSR Corp	8,000	223,061
JTEKT Corp	16,500	128,132
Justsystems Corp	1,200	83,361
K’s Holdings Corp	11,600	161,632
Kagome Co Ltd	3,600	127,052
Kajima Corp	26,266	352,358
Kakaku.com Inc	4,800	131,392
Kamigumi Co Ltd	6,300	115,091
Kaneka Corp	3,800	133,129
Kansai Paint Co Ltd	5,300	163,374
Kao Corp	15,800	1,220,647
Katitas Co Ltd	700	22,587
Kawasaki Heavy Industries Ltd *	12,000	270,981
KDDI Corp	74,300	2,203,013
Keihan Holdings Co Ltd	3,800	182,184
Keikyu Corp	5,800	99,502
Keio Corp	3,000	232,755
Keisei Electric Railway Co Ltd	4,100	138,785
Kewpie Corp	6,100	134,303
Keyence Corp	3,760	2,115,062
Kikkoman Corp	3,400	236,630
Kinden Corp	7,700	125,390
Kintetsu Group Holdings Co Ltd	4,100	179,684
Kirin Holdings Co Ltd	25,600	604,493
Kobayashi Pharmaceutical Co Ltd	1,000	122,226
Kobe Bussan Co Ltd	4,000	122,900
Koei Tecmo Holdings Co Ltd	1,500	91,573
Koito Manufacturing Co Ltd	5,100	347,085
Komatsu Ltd	26,400	728,594
Konami Holdings Corp	4,900	275,704
Kose Corp	700	119,616
Kubota Corp	27,800	607,364
Kuraray Co Ltd	27,400	291,732
Kurita Water Industries Ltd	6,300	240,816
Kusuri no Aoki Holdings Co Ltd	500	43,485
Kyocera Corp	7,200	441,925
Kyowa Exeo Corp	5,700	160,911
Kyowa Kirin Co Ltd	4,600	125,617
Kyudenko Corp	3,400	109,800
Kyushu Electric Power Co Inc	13,900	119,913
Kyushu Financial Group Inc	16,500	67,763
Kyushu Railway Co	4,700	101,393
Lasertec Corp	3,200	375,593
Lawson Inc	3,100	144,262
Lion Corp	6,700	162,306
LIXIL Group Corp	14,300	310,119

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
M3 Inc	16,000	$1,511,477
Mabuchi Motor Co Ltd	2,100	91,601
Makita Corp	4,400	220,691
Mani Inc	2,000	54,555
Marubeni Corp	73,800	491,686
Marui Group Co Ltd	10,200	179,622
Maruichi Steel Tube Ltd	3,200	70,887
Maruwa Unyu Kikan Co Ltd	1,800	38,416
Matsumotokiyoshi Holdings Co Ltd	3,700	157,815
Mazda Motor Corp	25,200	168,686
McDonald’s Holdings Co Japan Ltd	2,200	106,615
Mebuki Financial Group Inc	43,360	85,434
Medipal Holdings Corp	6,500	122,234
MEIJI Holdings Co Ltd	7,300	513,772
Menicon Co Ltd	1,500	90,978
MINEBEA MITSUMI Inc	21,800	433,706
MISUMI Group Inc	6,800	223,226
Mitsubishi Chemical Holdings Corp	81,800	495,573
Mitsubishi Corp	29,600	729,694
Mitsubishi Electric Corp	53,600	810,091
Mitsubishi Estate Co Ltd	30,200	485,399
Mitsubishi Gas Chemical Co Inc	7,900	181,664
Mitsubishi Heavy Industries Ltd	21,600	661,523
Mitsubishi Logistics Corp	3,500	104,986
Mitsubishi Materials Corp	6,200	130,610
Mitsubishi Motors Corp *	43,000	90,470
Mitsubishi UFJ Financial Group Inc	262,700	1,163,135
Mitsubishi UFJ Financial Group Inc ADR	11,059	48,991
Mitsubishi UFJ Lease & Finance Co Ltd	42,600	204,560
Mitsui & Co Ltd	30,800	564,696
Mitsui & Co Ltd ADR	300	110,631
Mitsui Chemicals Inc	12,100	355,441
Mitsui Fudosan Co Ltd	19,500	408,321
Mitsui OSK Lines Ltd	7,900	241,768
Miura Co Ltd	2,100	117,239
Mizuho Financial Group Inc	43,400	550,841
Mizuho Financial Group Inc ADR	59,032	150,532
MonotaRO Co Ltd	5,400	274,260
Morinaga & Co Ltd	2,100	78,995
Morinaga Milk Industry Co Ltd	3,000	147,819
MS&AD Insurance Group Holdings Inc	11,300	343,803
Murata Manufacturing Co Ltd	16,000	1,448,472
Nabtesco Corp	7,100	311,638
Nagase & Co Ltd	5,100	74,544
Nagoya Railroad Co Ltd	5,000	131,929
Nankai Electric Railway Co Ltd	4,200	106,624
NEC Corp	8,400	451,161
NEC Networks & System Integration Corp	3,000	51,872
NET One Systems Co Ltd	5,500	194,068
Nexon Co Ltd	8,400	259,181
NGK Insulators Ltd	13,600	210,143
NGK Spark Plug Co Ltd	12,800	218,585
NH Foods Ltd	3,800	167,369
Nichirei Corp	10,300	289,428
Nidec Corp	7,600	961,460
Nidec Corp ADR	4,142	131,301
Nifco Inc	6,800	266,678
Nihon Kohden Corp	2,500	93,108
Nihon M&A Center Inc	4,200	280,868
Nihon Unisys Ltd	3,800	148,944
Nikon Corp	15,300	96,663
Nintendo Co Ltd	3,300	2,118,406
Nippo Corp	3,000	82,198
Nippon Electric Glass Co Ltd	3,800	83,243
Nippon Express Co Ltd	5,000	336,333
Nippon Paint Holdings Co Ltd	3,300	362,612
Nippon Sanso Holdings Corp	10,100	187,875
Nippon Shinyaku Co Ltd	1,100	72,204
Nippon Shokubai Co Ltd	1,600	89,722
Nippon Steel Corp *	33,163	427,709

	Shares	Value
Nippon Telegraph & Telephone Corp	36,800	$944,250
Nippon Yusen KK	12,000	279,969
Nipro Corp	14,300	168,394
Nishi-Nippon Railroad Co Ltd	2,000	59,041
Nissan Chemical Corp	4,000	250,818
Nissan Motor Co Ltd *	75,000	406,531
Nisshin Seifun Group Inc	7,240	115,331
Nissin Foods Holdings Co Ltd	1,800	154,288
Nitori Holdings Co Ltd	2,400	501,843
Nitto Denko Corp	5,300	474,774
NOF Corp	3,300	167,433
NOK Corp	6,700	72,055
Nomura Holdings Inc	55,600	293,961
Nomura Holdings Inc ADR	14,971	79,795
Nomura Real Estate Holdings Inc	7,900	175,172
Nomura Research Institute Ltd	12,546	448,815
NS Solutions Corp	2,800	82,476
NSK Ltd	19,000	165,350
NTT Data Corp	26,600	364,109
Obayashi Corp	46,900	404,961
Obic Co Ltd	1,600	321,564
Odakyu Electric Railway Co Ltd	7,500	235,561
Oji Holdings Corp	64,300	366,066
Olympus Corp	42,400	928,301
Omron Corp	4,800	428,502
Ono Pharmaceutical Co Ltd	8,200	247,105
Open House Co Ltd	3,200	117,721
Oracle Corp Japan	1,100	143,390
Orient Corp	20,800	23,402
Oriental Land Co Ltd	3,300	545,263
ORIX Corp	42,800	658,440
Osaka Gas Co Ltd	8,900	182,428
Otsuka Corp	3,600	189,889
Otsuka Holdings Co Ltd	8,300	355,625
PALTAC Corp	1,300	70,761
Pan Pacific International Holdings Corp	11,600	268,003
Panasonic Corp	75,700	882,452
Panasonic Corp ADR	13,000	152,230
Park24 Co Ltd *	7,600	132,243
Penta-Ocean Construction Co Ltd	11,300	97,278
PeptiDream Inc *	1,800	91,561
Persol Holdings Co Ltd	12,800	231,254
Pigeon Corp	4,400	181,600
Pola Orbis Holdings Inc	3,100	62,950
Rakus Co Ltd	2,100	48,639
Rakuten Inc *	16,300	156,852
Recruit Holdings Co Ltd	39,200	1,646,515
Relo Group Inc	6,900	167,243
Renesas Electronics Corp *	33,100	346,457
Rengo Co Ltd	12,800	107,287
Resona Holdings Inc	87,000	304,567
Ricoh Co Ltd	35,000	230,156
Rinnai Corp	1,400	162,739
Rohm Co Ltd	3,200	310,210
Rohto Pharmaceutical Co Ltd	5,900	174,875
Ryohin Keikaku Co Ltd	13,600	278,318
Sankyo Co Ltd	1,700	45,998
Sankyu Inc	4,900	185,289
Santen Pharmaceutical Co Ltd	12,400	201,391
Sanwa Holdings Corp	14,100	164,655
Sawai Pharmaceutical Co Ltd	2,700	122,535
SBI Holdings Inc	9,620	228,852
SCREEN Holdings Co Ltd	2,000	147,489
SCSK Corp	2,100	120,089
Secom Co Ltd	4,800	442,808
Sega Sammy Holdings Inc	9,100	143,651
Seibu Holdings Inc	13,200	129,485
Seiko Epson Corp	23,800	353,671
Seino Holdings Co Ltd	7,600	107,248
Sekisui Chemical Co Ltd	20,600	390,603

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Sekisui House Ltd	21,000	$427,808
Seria Co Ltd	3,200	117,473
Seven & i Holdings Co Ltd	28,300	1,002,119
Seven Bank Ltd	53,700	113,524
SG Holdings Co Ltd	7,800	212,677
Sharp Corp	5,700	86,609
SHIFT Inc *	500	69,287
Shimadzu Corp	4,200	163,254
Shimamura Co Ltd	1,100	115,582
Shimano Inc	1,600	374,526
Shimizu Corp	35,200	256,231
Shin-Etsu Chemical Co Ltd	9,000	1,579,642
Shinko Electric Industries Co Ltd	3,400	77,829
Shinsei Bank Ltd	8,500	105,008
Shionogi & Co Ltd	6,300	344,431
Ship Healthcare Holdings Inc	2,200	122,530
Shiseido Co Ltd	9,700	671,475
SHO-BOND Holdings Co Ltd	1,000	48,592
Showa Denko KK	10,800	230,447
Skylark Holdings Co Ltd *	11,800	182,839
SMC Corp	1,000	610,737
SMS Co Ltd	2,700	103,539
Softbank Corp	79,400	996,628
SoftBank Group Corp	39,000	3,027,765
Sohgo Security Services Co Ltd	4,000	207,501
Sojitz Corp	63,300	141,355
Sompo Holdings Inc	8,650	350,695
Sony Corp	28,100	2,831,581
Sony Corp ADR	12,142	1,227,556
Sotetsu Holdings Inc	4,300	103,117
Square Enix Holdings Co Ltd	3,400	206,144
Stanley Electric Co Ltd	6,200	200,009
Subaru Corp	19,100	382,170
Sugi Holdings Co Ltd	1,700	113,558
SUMCO Corp	19,200	421,600
Sumitomo Chemical Co Ltd	105,400	424,844
Sumitomo Corp	25,500	337,950
Sumitomo Dainippon Pharma Co Ltd	8,700	128,581
Sumitomo Electric Industries Ltd	36,100	478,354
Sumitomo Forestry Co Ltd	9,500	198,744
Sumitomo Heavy Industries Ltd	9,500	234,811
Sumitomo Metal Mining Co Ltd	9,500	422,569
Sumitomo Mitsui Financial Group Inc	28,800	892,747
Sumitomo Mitsui Trust Holdings Inc	12,900	398,026
Sumitomo Realty & Development Co Ltd	11,000	339,601
Sumitomo Rubber Industries Ltd	15,100	129,924
Sundrug Co Ltd	4,300	171,858
Suntory Beverage & Food Ltd	7,400	262,103
Sushiro Global Holdings Ltd	3,600	138,103
Suzuken Co Ltd	3,700	133,844
Suzuki Motor Corp	11,500	533,088
Sysmex Corp	5,100	613,665
T&D Holdings Inc	28,500	337,122
Taiheiyo Cement Corp	10,000	250,491
Taisei Corp	13,100	451,931
Taisho Pharmaceutical Holdings Co Ltd	1,200	80,918
Taiyo Yuden Co Ltd	7,100	333,353
Takara Holdings Inc	2,000	25,029
Takeda Pharmaceutical Co Ltd	33,627	1,216,939
Takeda Pharmaceutical Co Ltd ADR	5,060	92,092
TDK Corp	5,500	829,859
TechnoPro Holdings Inc	2,000	166,152
Teijin Ltd	19,100	359,426
Terumo Corp	16,200	677,909
The Bank of Kyoto Ltd	3,300	172,057
The Chiba Bank Ltd	31,000	171,066
The Chugoku Bank Ltd	5,100	40,928
The Chugoku Electric Power Co Inc	6,300	73,934
The Hachijuni Bank Ltd	19,000	63,295
The Iyo Bank Ltd	14,100	88,581
The Kansai Electric Power Co Inc	19,000	179,703

	Shares	Value
The Shizuoka Bank Ltd	25,000	$183,508
The Yokohama Rubber Co Ltd	13,100	195,151
THK Co Ltd	6,800	219,918
TIS Inc	9,900	202,945
Tobu Railway Co Ltd	5,400	161,008
Toda Corp	13,200	87,440
Toei Animation Co Ltd	700	54,924
Toei Co Ltd	400	65,479
Toho Co Ltd	3,200	134,972
Toho Gas Co Ltd	2,200	145,751
Tohoku Electric Power Co Inc	15,100	124,623
Tokai Carbon Co Ltd	15,300	191,551
Tokio Marine Holdings Inc	14,700	757,367
Tokyo Broadcasting System Holdings Inc	2,400	42,210
Tokyo Century Corp	3,300	261,885
Tokyo Electric Power Co Holdings Inc *	42,500	112,259
Tokyo Electron Ltd	5,000	1,867,814
Tokyo Gas Co Ltd	8,600	199,049
Tokyo Ohka Kogyo Co Ltd	1,000	70,249
Tokyo Tatemono Co Ltd	13,400	183,975
Tokyu Corp	11,200	139,159
Tokyu Fudosan Holdings Corp	37,900	202,447
Toppan Printing Co Ltd	11,500	162,398
Toray Industries Inc	86,900	515,439
Toshiba Corp	13,600	380,914
Toshiba TEC Corp	1,300	46,961
Tosoh Corp	18,600	290,609
TOTO Ltd	4,000	240,754
Toyo Seikan Group Holdings Ltd	6,800	74,470
Toyo Suisan Kaisha Ltd	2,600	126,534
Toyo Tire Corp	11,100	168,920
Toyoda Gosei Co Ltd	5,200	150,874
Toyota Boshoku Corp	7,000	113,685
Toyota Industries Corp	3,300	262,188
Toyota Motor Corp	78,432	6,052,603
Toyota Motor Corp ADR	1,628	251,640
Toyota Tsusho Corp	13,000	526,065
Trend Micro Inc *	4,600	264,836
TS Tech Co Ltd	3,200	98,831
Tsumura & Co	3,400	102,261
Tsuruha Holdings Inc	1,300	184,865
TV Asahi Holdings Corp	2,100	34,477
Ube Industries Ltd	10,500	190,824
Unicharm Corp	9,900	469,517
USS Co Ltd	8,500	171,878
Welcia Holdings Co Ltd	3,200	120,712
West Japan Railway Co	4,400	230,384
Workman Co Ltd	700	59,724
Yakult Honsha Co Ltd	2,800	141,209
Yamada Holdings Co Ltd	32,600	173,204
Yamaha Corp	3,400	200,343
Yamaha Motor Co Ltd	19,600	400,056
Yamato Holdings Co Ltd	13,200	337,032
Yamazaki Baking Co Ltd	5,600	93,528
Yaoko Co Ltd	1,200	83,575
Yaskawa Electric Corp	4,700	234,320
Yokogawa Electric Corp	11,900	237,348
Z Holdings Corp	80,900	489,545
Zenkoku Hosho Co Ltd	4,200	192,397
Zensho Holdings Co Ltd	6,200	161,697
Zeon Corp	10,700	153,707
ZOZO Inc	2,800	68,976

		144,776,563

Jordan - 0.1%

Hikma Pharmaceuticals PLC	9,691	333,086

Luxembourg - 0.2%

ArcelorMittal SA *	25,458	582,223
ArcelorMittal SA ‘NY’ *	5,534	126,729
Eurofins Scientific SE *	6,430	539,103

		1,248,055

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Macau - 0.2%

Galaxy Entertainment Group Ltd	40,000	$311,381
Sands China Ltd	77,600	338,910
SJM Holdings Ltd	133,000	149,117
Wynn Macau Ltd *	87,600	147,384

		946,792

Mexico - 0.0%

Fresnillo PLC	9,041	139,644

Netherlands - 3.8%

ABN AMRO Bank NV CVA * ~	22,583	221,288
Adyen NV * ~	441	1,024,681
Aegon NV	6,057	24,161
Aegon NV ‘NY’	54,589	215,627
Akzo Nobel NV	7,873	845,045
Argenx SE ADR *	795	233,801
ASM International NV	1,940	423,349
ASML Holding NV	11,452	5,574,372
Euronext NV ~	2,633	290,024
GrandVision NV * ~	2,742	85,419
Heineken NV	8,212	915,136
ING Groep NV *	104,566	972,238
Koninklijke Ahold Delhaize NV	76,903	2,169,536
Koninklijke DSM NV	7,956	1,368,203
Koninklijke KPN NV	335,039	1,018,281
Koninklijke Philips NV *	12,118	652,767
Koninklijke Philips NV ‘NY’ *	16,077	870,891
Koninklijke Vopak NV	3,121	163,911
NN Group NV	14,143	611,405
Randstad NV *	7,958	515,143
Royal Dutch Shell PLC ‘B’	41,221	698,643
Royal Dutch Shell PLC ‘B’ ADR	90,590	3,044,730
Wolters Kluwer NV	17,569	1,482,246

		23,420,897

New Zealand - 0.5%

a2 Milk Co Ltd *	25,011	217,532
Auckland International Airport Ltd *	31,816	173,989
Chorus Ltd	37,436	212,960
Contact Energy Ltd	21,314	137,187
EBOS Group Ltd	6,688	138,293
Fisher & Paykel Healthcare Corp Ltd	18,508	439,541
Fletcher Building Ltd *	48,194	205,033
Genesis Energy Ltd	17,697	46,262
Infratil Ltd	21,398	112,515
Mainfreight Ltd	3,612	181,018
Mercury NZ Ltd	13,101	61,656
Meridian Energy Ltd	31,288	167,566
Port of Tauranga Ltd	17,167	91,593
Ryman Healthcare Ltd	19,182	210,447
Spark New Zealand Ltd	117,242	397,124
Vector Ltd	20,849	63,834
Xero Ltd *	1,385	157,196

		3,013,746

Norway - 0.7%

Aker ASA ‘A’	1,077	70,329
Aker BP ASA	7,123	179,742
DNB ASA *	22,674	444,311
Entra ASA ~	7,574	171,779
Equinor ASA	43,525	734,549
Gjensidige Forsikring ASA	5,515	123,091
Kongsberg Gruppen ASA *	5,109	105,103
Leroy Seafood Group ASA	15,000	105,832
Mowi ASA	11,787	262,567
NEL ASA *	42,654	144,328
Norsk Hydro ASA	74,389	346,212
Orkla ASA	21,051	213,719
Salmar ASA	2,511	147,121
Scatec ASA ~	2,661	105,973

	Shares	Value
Schibsted ASA ‘A’ *	2,695	$114,860
Schibsted ASA ‘B’ *	2,209	81,999
SpareBank 1 SR-Bank ASA *	8,749	92,896
Storebrand ASA *	27,558	206,441
Telenor ASA	24,394	414,082
Tomra Systems ASA	4,331	213,065

		4,277,999

Portugal - 0.1%

EDP - Energias de Portugal SA	61,475	385,848
Galp Energia SGPS SA	29,506	312,657
Jeronimo Martins SGPS SA	11,557	194,270

		892,775

Russia - 0.0%

Evraz PLC	32,938	210,504

Singapore - 0.8%

BOC Aviation Ltd ~	21,100	182,631
CapitaLand Ltd	71,500	177,411
City Developments Ltd	25,300	152,512
DBS Group Holdings Ltd	49,876	945,187
Genting Singapore Ltd	98,100	63,180
Great Eastern Holdings Ltd	2,000	30,290
Jardine Cycle & Carriage Ltd	6,922	102,549
Keppel Corp Ltd	70,000	285,067
Olam International Ltd	32,100	37,191
Oversea-Chinese Banking Corp Ltd	86,819	661,603
SATS Ltd *	40,200	121,294
Singapore Airlines Ltd *	96,050	311,656
Singapore Exchange Ltd	32,200	226,173
Singapore Technologies Engineering Ltd	60,500	175,091
Singapore Telecommunications Ltd	251,200	438,630
United Overseas Bank Ltd	33,381	568,959
UOL Group Ltd	28,700	167,352
Venture Corp Ltd	14,700	216,146

		4,862,922

South Africa - 0.2%

Anglo American PLC	35,836	1,183,385
Investec PLC	36,544	93,916

		1,277,301

Spain - 2.1%

Acciona SA	1,689	241,682
ACS Actividades de Construccion y Servicios SA	21,821	724,962
Aena SME SA * ~	2,461	427,843
Amadeus IT Group SA	11,533	851,334
Banco Bilbao Vizcaya Argentaria SA	130,656	647,610
Banco Bilbao Vizcaya Argentaria SA ADR	121,184	598,649
Banco Santander SA *	433,076	1,350,478
CaixaBank SA (SIBE)	134,289	345,160
Cellnex Telecom SA ~	5,296	318,040
EDP Renovaveis SA	6,804	189,516
Endesa SA	12,082	331,396
Ferrovial SA	11,705	323,649
Grifols SA	11,199	326,971
Iberdrola SA	207,401	2,980,412
Industria de Diseno Textil SA	30,142	956,701
Naturgy Energy Group SA	19,159	445,526
Red Electrica Corp SA	15,380	315,768
Repsol SA	64,556	650,345
Siemens Gamesa Renewable Energy SA	5,557	225,649
Telefonica SA *	9,205	36,614
Telefonica SA	165,689	659,049
Telefonica SA ADR *	26,692	107,836

		13,055,190

Sweden - 3.2%

AAK AB	3,419	69,133
AddTech AB ‘B’	10,766	143,075

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
AF Poyry AB *	3,516	$107,348
Alfa Laval AB *	17,913	494,694
Annehem Fastigheter AB ‘B’ *	3,913	15,053
Assa Abloy AB ‘B’	21,338	527,305
Atlas Copco AB ‘A’	20,922	1,075,316
Atlas Copco AB ‘B’	14,220	638,300
Avanza Bank Holding AB	2,058	58,281
Axfood AB	5,116	119,179
Beijer Ref AB	2,291	104,826
BillerudKorsnas AB	8,746	153,920
Boliden AB	18,559	658,424
Castellum AB	5,615	143,131
Dometic Group AB * ~	13,438	178,208
Electrolux AB ‘B’	13,363	310,916
Elekta AB ‘B’	18,518	248,086
Epiroc AB ‘A’	24,470	444,735
Epiroc AB ‘B’	14,220	240,058
Essity AB ‘A’	303	9,962
Essity AB ‘B’	16,012	515,893
Evolution Gaming Group AB ~	3,464	348,251
Fabege AB	8,974	141,780
Fastighets AB Balder ‘B’ *	2,974	155,285
Getinge AB ‘B’	10,882	254,657
Hennes & Mauritz AB ‘B’ *	24,853	521,716
Hexagon AB ‘B’	5,181	475,004
Hexpol AB	13,173	141,039
Holmen AB ‘B’	4,260	204,290
Hufvudstaden AB ‘A’	4,025	66,584
Husqvarna AB ‘B’	27,988	363,226
ICA Gruppen AB	4,983	249,253
Indutrade AB *	12,393	265,289
Intrum AB	3,771	98,332
Lifco AB ‘B’	1,898	181,585
Lundin Energy AB	4,805	130,228
Nibe Industrier AB ‘B’	7,469	244,937
Peab AB ‘B’ *	19,566	213,137
Saab AB ‘B’ *	5,831	169,660
Sagax AB ‘B’	2,049	42,328
Sandvik AB *	24,515	604,627
Securitas AB ‘B’	26,197	422,652
Sinch AB * ~	832	135,304
Skandinaviska Enskilda Banken AB ‘A’ *	38,309	394,486
Skanska AB ‘B’	19,402	494,441
SKF AB ‘B’	21,991	572,189
SSAB AB ‘A’ *	13,264	47,019
SSAB AB ‘B’ *	35,856	113,653
Svenska Cellulosa AB SCA ‘A’ *	303	5,458
Svenska Cellulosa AB SCA ‘B’ *	29,158	509,802
Svenska Handelsbanken AB ‘A’ *	38,037	383,414
Sweco AB ‘B’	9,744	178,830
Swedbank AB ‘A’ *	23,129	405,692
Swedish Match AB	4,817	374,862
Swedish Orphan Biovitrum AB *	8,548	172,023
Tele2 AB ‘B’	27,247	360,423
Telefonaktiebolaget LM Ericsson ‘A’	2,470	31,595
Telefonaktiebolaget LM Ericsson ‘B’	76,720	912,619
Telefonaktiebolaget LM Ericsson ADR	4,153	49,628
Telia Co AB	82,328	340,003
Thule Group AB * ~	1,858	69,516
Trelleborg AB ‘B’ *	14,599	324,273
Volvo AB ‘A’ *	10,757	256,364
Volvo AB ‘B’ *	64,281	1,521,730
Wallenstam AB ‘B’	4,592	72,979
Wihlborgs Fastigheter AB	3,864	87,338

		19,363,344

Switzerland - 8.1%

ABB Ltd	43,306	1,214,698
Adecco Group AG	9,538	635,263
Alcon Inc *	20,734	1,372,365

	Shares	Value
Baloise Holding AG	2,613	$464,257
Banque Cantonale Vaudoise	1,580	171,981
Barry Callebaut AG	166	395,599
Chocoladefabriken Lindt & Spruengli AG	3	301,322
Cie Financiere Richemont SA	12,214	1,103,437
Clariant AG	6,501	137,925
Coca-Cola HBC AG	11,211	363,046
Credit Suisse Group AG	59,172	763,962
Credit Suisse Group AG ADR	34,332	439,450
EMS-Chemie Holding AG	231	222,213
Geberit AG	1,262	789,975
Givaudan SA	212	896,934
Julius Baer Group Ltd	11,939	687,824
Kuehne + Nagel International AG	2,355	534,393
LafargeHolcim Ltd (XVTX)	21,995	1,207,257
Logitech International SA	6,641	645,141
Lonza Group AG	1,901	1,224,561
Nestle SA	89,053	10,527,068
Novartis AG	55,762	5,250,432
Novartis AG ADR	3,503	330,788
Partners Group Holding AG	612	719,125
Roche Holding AG	22,441	7,817,933
Schindler Holding AG	791	213,802
SGS SA	184	554,644
Sika AG	4,771	1,300,542
Sonova Holding AG *	2,181	567,264
STMicroelectronics NV	26,077	964,738
Straumann Holding AG	210	245,998
Swiss Life Holding AG	1,558	726,761
Swiss Prime Site AG	2,584	253,314
Swiss Re AG	11,630	1,095,699
Swisscom AG	2,148	1,156,778
Temenos AG	3,495	486,957
The Swatch Group AG	1,593	433,046
The Swatch Group AG - Registered	2,678	141,324
UBS Group AG *	48,296	682,423
UBS Group AG (XVTX)	37,929	534,034
Vifor Pharma AG	2,306	362,440
Zurich Insurance Group AG	3,536	1,490,144

		49,426,857

United Arab Emirates - 0.0%

NMC Health PLC *	4,009	832

United Kingdom - 11.7%

3i Group PLC	40,784	645,077
Admiral Group PLC	8,715	344,607
Ashtead Group PLC	20,765	978,052
ASOS PLC *	3,759	244,971
Associated British Foods PLC *	14,706	454,043
AstraZeneca PLC ADR	82,313	4,114,827
Auto Trader Group PLC ~	52,445	426,889
Avast PLC ~	35,052	257,379
AVEVA Group PLC	2,760	120,498
Aviva PLC	177,712	790,469
B&M European Value Retail SA	54,855	386,166
BAE Systems PLC	158,652	1,058,014
Barclays PLC *	75,996	152,455
Barclays PLC ADR *	149,740	1,196,423
Barratt Developments PLC *	44,315	405,132
Bellway PLC	6,587	265,935
Berkeley Group Holdings PLC	6,523	421,957
boohoo Group PLC *	39,756	186,626
BP PLC	45,205	155,991
BP PLC ADR	103,390	2,121,563
British American Tobacco PLC	25,810	958,503
British American Tobacco PLC ADR	22,180	831,528
BT Group PLC	662,651	1,194,401
Bunzl PLC	11,064	369,404

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

	Shares	Value
Burberry Group PLC *	23,491	$573,653
CK Hutchison Holdings Ltd	95,280	665,229
CNH Industrial NV *	90,923	1,142,939
Coca-Cola European Partners PLC	12,348	597,123
Compass Group PLC	69,477	1,295,840
ConvaTec Group PLC ~	74,959	204,193
Croda International PLC	4,647	417,904
DCC PLC	5,107	361,384
Diageo PLC ADR	18,726	2,973,876
Direct Line Insurance Group PLC	80,400	351,646
DS Smith PLC *	93,992	480,461
Entain PLC *	29,518	457,848
Experian PLC	30,254	1,149,308
Fiat Chrysler Automobiles NV *	82,069	1,482,891
G4S PLC *	17,490	60,752
Games Workshop Group PLC	304	46,549
GlaxoSmithKline PLC	15,059	275,549
GlaxoSmithKline PLC ADR	65,129	2,396,747
Halma PLC	13,000	435,373
Hargreaves Lansdown PLC	11,352	236,372
Hiscox Ltd *	4,986	67,898
HomeServe PLC	16,751	234,547
Howden Joinery Group PLC *	38,751	365,051
HSBC Holdings PLC *	24,082	124,389
HSBC Holdings PLC ADR *	82,391	2,134,751
Imperial Brands PLC	59,997	1,258,412
Informa PLC *	50,274	375,917
InterContinental Hotels Group PLC *	2,022	131,056
InterContinental Hotels Group PLC ADR *	2,767	180,187
Intermediate Capital Group PLC	12,074	284,102
International Consolidated Airlines Group SA	40,150	87,366
Intertek Group PLC	5,159	398,482
ITV PLC *	219,113	319,289
J Sainsbury PLC	122,143	375,432
JD Sports Fashion PLC *	20,733	243,577
Johnson Matthey PLC	11,914	394,719
Kingfisher PLC *	111,306	411,291
Legal & General Group PLC	229,704	837,137
Lloyds Banking Group PLC *	1,484,114	739,917
Lloyds Banking Group PLC ADR *	75,365	147,715
London Stock Exchange Group PLC	7,301	901,210
M&G PLC	136,660	368,869
Melrose Industries PLC *	227,376	553,977
Mondi PLC	26,745	626,685
National Grid PLC	27,031	319,437
National Grid PLC ADR	11,106	655,587
Natwest Group PLC *	86,104	196,832
Natwest Group PLC ADR *	42,754	193,248
Next PLC *	4,473	431,314
Ninety One PLC	18,272	57,892
Ocado Group PLC *	7,669	239,811
Pearson PLC	16,763	153,855
Pearson PLC ADR	24,554	225,406
Pennon Group PLC	16,981	219,785
Persimmon PLC	16,034	605,168
Phoenix Group Holdings PLC	29,822	285,784
Prudential PLC	10,345	190,224
Prudential PLC ADR	20,981	774,828
Reckitt Benckiser Group PLC	19,594	1,748,848
RELX PLC	37,392	913,883
RELX PLC ADR	21,073	519,660
Renishaw PLC *	1,071	84,455
Rentokil Initial PLC *	72,858	507,978
Rightmove PLC *	48,028	426,718
Rolls-Royce Holdings PLC *	228,275	345,477
RSA Insurance Group PLC	44,280	410,425
Schroders PLC	5,647	257,481
Schroders PLC - Non-Voting	1,879	58,714
Severn Trent PLC	8,933	278,871

	Shares	Value
Smith & Nephew PLC	20,482	$425,462
Smith & Nephew PLC ADR	590	24,880
Smiths Group PLC	15,414	317,051
Spectris PLC	4,422	170,319
Spirax-Sarco Engineering PLC	2,764	426,662
SSE PLC	60,986	1,249,187
St James’s Place PLC	31,726	490,931
Standard Chartered PLC *	119,846	761,015
Standard Life Aberdeen PLC	187,278	717,837
Subsea 7 SA *	14,359	147,536
Tate & Lyle PLC	32,467	299,157
Taylor Wimpey PLC *	213,731	483,451
Tesco PLC	569,002	1,795,638
The Sage Group PLC	36,903	293,018
The Weir Group PLC *	11,618	315,888
Travis Perkins PLC *	11,434	210,508
Unilever PLC	15,605	943,361
Unilever PLC ADR	67,514	4,075,145
United Utilities Group PLC	25,027	306,104
Vodafone Group PLC	619,626	1,017,728
Vodafone Group PLC ADR	17,315	285,351
Whitbread PLC *	10,263	434,706
Wm Morrison Supermarkets PLC	136,004	329,090
WPP PLC	53,083	575,207
WPP PLC ADR	2,647	143,150

		71,588,586

United States - 0.5%

Bausch Health Cos Inc *	12,459	259,019
BRP Inc	1,277	84,361
Carnival PLC	2,990	56,870
Carnival PLC ADR	4,044	75,785
Ferguson PLC	8,703	1,057,418
James Hardie Industries PLC	15,537	460,470
Ovintiv Inc	9,427	135,372
QIAGEN NV *	6,766	350,878
Tenaris SA	10,919	88,485
Tenaris SA ADR	2,149	34,277
Waste Connections Inc	6,527	669,448

		3,272,383

Zambia - 0.1%

First Quantum Minerals Ltd	28,822	517,388

Total Common Stocks (Cost $492,922,652)		605,796,755

	Principal Amount

SHORT-TERM INVESTMENT - 0.0%

Repurchase Agreement - 0.0%

Fixed Income Clearing Corp 0.000% due 01/04/21 (Dated 12/31/20, repurchase price of $104,610; collateralized by U.S. Treasury Notes: 0.125% due 12/31/22 and value $106,800)	$104,610	104,610

Total Short-Term Investment (Cost $104,610)		104,610

TOTAL INVESTMENTS - 99.3% (Cost $495,780,765)		608,955,340

OTHER ASSETS & LIABILITIES, NET - 0.7%		4,099,945

NET ASSETS - 100.0%		$613,055,285

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2020

Notes to Schedule of Investments

(a)	As of December 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.9%
Financial	17.3%
Consumer, Cyclical	14.9%
Industrial	14.8%
Basic Materials	9.1%
Communications	6.8%
Technology	5.3%
Energy	4.4%
Utilities	3.6%
Others (each less than 3.0%)	0.2%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of December 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.6%
United Kingdom	11.7%
France	9.3%
Canada	8.3%
Switzerland	8.1%
Germany	7.8%
Australia	7.1%
Netherlands	3.8%
Sweden	3.2%
Others (each less than 3.0%)	16.4%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:

		Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$22,137	$22,137	$-	$-
	Warrants	6,346	6,346	-	-
	Preferred Stocks	3,025,492	-	3,025,492	-
	Common Stocks
	Australia	43,273,406	5,215,478	38,057,928	-
	Austria	1,052,408	-	1,052,408	-
	Belgium	5,612,263	333,539	5,278,724	-
	Brazil	721,952	417,075	304,877	-
	Cambodia	160,240	-	160,240	-
	Canada	51,012,461	50,683,586	324,066	4,809
	Chile	752,553	377,199	375,354	-
	China	1,772,495	-	1,772,495	-
	Colombia	335,771	-	335,771	-
	Denmark	14,743,184	657,358	14,085,826	-
	Finland	7,747,051	250,387	7,496,664	-
	France	57,253,616	423,339	56,830,277	-
	Germany	44,559,840	1,547,350	43,012,490	-
	Hong Kong	14,241,612	105,179	14,136,433	-
	Ireland	5,292,037	3,486,346	1,805,691	-
	Israel	2,663,120	706,952	1,956,168	-
	Italy	11,977,882	11,882	11,966,000	-
	Japan	144,776,563	2,311,586	142,464,977	-
	Jordan	333,086	-	333,086	-
	Luxembourg	1,248,055	665,832	582,223	-
	Macau	946,792	-	946,792	-
	Mexico	139,644	-	139,644	-
	Netherlands	23,420,897	11,083,248	12,337,649	-
	New Zealand	3,013,746	-	3,013,746	-
	Norway	4,277,999	262,567	4,015,432	-
	Portugal	892,775	-	892,775	-
	Russia	210,504	-	210,504	-
	Singapore	4,862,922	-	4,862,922	-
	South Africa	1,277,301	-	1,277,301	-
	Spain	13,055,190	896,001	12,159,189	-
	Sweden	19,363,344	419,102	18,944,242	-
	Switzerland	49,426,857	2,474,413	46,952,444	-
	United Arab Emirates	832	-	832	-
	United Kingdom	71,588,586	24,213,129	47,375,457	-
	United States	3,272,383	1,609,140	1,663,243	-
	Zambia	517,388	517,388	-	-

	Total Common Stocks	605,796,755	108,668,076	497,123,870	4,809

	Short-Term Investment	104,610	-	104,610	-

	Total	$608,955,340	$108,696,559	$500,253,972	$4,809

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-292 and B-293

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2020

Explanation of Symbols:
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2020. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2020.
µ	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2020.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
l	Total shares owned by the Fund as of December 31, 2020 were less than one share.
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3).

Counterparty and Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
BSC	Banco Santander Central Hispanico
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
OCC	Options Clearing Corporation
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SGN	Societe Generale

TDB	Toronto Dominion Bank
UBS	UBS

Reference Rate Abbreviations:
ARS Deposit	Argentina Deposit Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
US FED	United States Federal Reserve Bank Rate
UST	United State Treasury Rate

Payment Frequency Abbreviations:
A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
NY	New York Shares
PIK	Payment In Kind
PIPE	Private Investment in Public Equity
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

December 31, 2020

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk.

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio
ASSETS
Investments, at value (excluding derivatives)	$584,034,701	$4,476,149,144	$467,486,524	$1,317,343,938	$720,934,278	$1,068,289,862
Repurchase agreements, at value	37,668,864	36,316,909	21,509,008	37,895,346	4,127,452	279,136,667
Cash	-	10,360,508	48,815	219,380	44,789	-
Cash (segregated for derivative investments)	-	24,799,166	-	-	1,787,000	-
Foreign currency held, at value	-	47,356,396	-	-	1,909,013	-
Receivables:
Dividends and interest	3,347,963	26,968,191	1,840,863	21,429,116	1,541,129	3,205,345
Fund shares sold	92,878	143,520	39,958	83,589	237,200	-
Securities sold	1,565,840	90,213,732	9,843,946	1,214,975	290,358,510	42,383,423
Variation margin on swap agreements	-	28,716,293	-	-	173,420	-
Other	-	-	-	-	-	39,167
Forward foreign currency contracts appreciation	-	12,712,458	-	-	63,522	-
Outstanding purchased options, at value	-	1,504,730	-	-	461,922	-
Swap premiums paid	-	64,849	-	-	-	-
Swap agreements appreciation	-	2,187,271	-	-	213,708	-
Unfunded loan commitment appreciation	-	-	17,000	-	-	-
Prepaid expenses and other assets	1,807	13,922	1,510	4,186	1,545	2,425
Total Assets	626,712,053	4,757,507,089	500,787,624	1,378,190,530	1,021,853,488	1,393,056,889
LIABILITIES
Payables:
Fund shares redeemed	65	87,822	75	35,736	103,470	-
Securities purchased	15,452,727	281,557,788	24,161,949	6,379,250	197,153,739	301,843,241
Sale-buyback financing transactions	-	-	-	-	320,761,674	-
Due to custodian	1,197,510	-	-	-	-	85,691
Due to broker	-	3,740,000	-	-	2,100,000	-
Swap agreements	-	-	-	-	1,500	-
Variation margin on futures contracts	-	5,180,600	-	-	83,444	-
Accrued advisory fees	256,941	1,498,544	240,363	461,127	167,661	368,194
Accrued service fees	1,765	18,044	9,050	13,049	11,131	-
Accrued support service expenses	9,066	66,747	7,021	20,262	7,378	16,268
Accrued custodian and portfolio accounting fees	24,636	267,473	45,518	43,605	69,628	48,205
Accrued shareholder report expenses	7,803	63,349	9,996	17,807	7,398	3,260
Accrued trustees’ fees and deferred compensation	8,345	113,050	22,402	38,294	30,100	7,443
Accrued offering expenses	-	-	-	-	-	82
Accrued other	14,551	109,687	117,131	33,549	13,594	30,927
Forward foreign currency contracts depreciation	-	15,587,701	-	-	1,689,105	-
Outstanding options written, at value	-	989,086	-	-	436,108	-
Other liabilities	-	-	-	-	37,739	-
Total Liabilities	16,973,409	309,279,891	24,613,505	7,042,679	522,673,669	302,403,311
NET ASSETS	$609,738,644	$4,448,227,198	$476,174,119	$1,371,147,851	$499,179,819	$1,090,653,578
NET ASSETS CONSIST OF:
Paid-in capital	$495,132,904	$2,881,043,360	$375,262,149	$944,412,039	$470,300,079	$1,073,802,627
Undistributed/accumulated earnings (deficit)	114,605,740	1,567,183,838	100,911,970	426,735,812	28,879,740	16,850,951
NET ASSETS	$609,738,644	$4,448,227,198	$476,174,119	$1,371,147,851	$499,179,819	$1,090,653,578
Class I Shares:
Net Assets	$46,604,022	$474,148,395	$236,994,802	$342,506,755	$292,255,997
Shares outstanding, $.001 par value (unlimited shares authorized)	3,664,360	38,946,205	17,978,892	36,510,241	23,386,581
Net Asset Value Per Share	$12.72	$12.17	$13.18	$9.38	$12.50
Class P Shares:
Net Assets	$563,134,622	$3,974,078,803	$239,179,317	$1,028,641,096	$206,923,822	$1,090,653,578
Shares outstanding, $.001 par value (unlimited shares authorized)	43,780,275	241,040,582	17,873,639	99,832,500	14,535,162	107,384,022
Net Asset Value Per Share	$12.86	$16.49	$13.38	$10.30	$14.24	$10.16

Investments, at cost (excluding derivatives)	$558,497,812	$4,223,961,042	$462,227,381	$1,237,944,756	$697,458,822	$1,055,600,842
Repurchase agreements, at cost	37,668,864	36,316,909	21,509,008	37,895,346	4,127,452	279,136,667
Foreign currency held, at cost	-	45,392,037	-	-	2,461,070	-
Outstanding purchased options, at cost	-	1,716,958	-	-	365,143	-
Premiums received from outstanding options written	-	1,379,085	-	-	602,867	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$3,630,266,756	$1,542,113,630	$355,814,333	$1,824,670,234	$3,828,216,485	$281,253,216
Repurchase agreements, at value	198,358,150	27,783,465	10,123,876	58,233,072	72,123,568	9,242,933
Cash	21,222,675	731,618	-	466	-	-
Cash (segregated for derivative investments)	2,214,000	-	2,460,000	-	4,630,400	-
Foreign currency held, at value	5,195,645	43	1,172,401	-	-	-
Receivables:
Dividends and interest	16,686,094	6,551,816	5,185,364	2,647,103	3,429,592	69,998
Fund shares sold	1,396,715	610,578	10,455	813	142,706	-
Securities sold	1,536,049,881	-	231,460	1,364	-	2,031,837
Variation margin on futures contracts	54,151	-	-	-	546,550	-
Variation margin on swap agreements	-	-	671,611	-	-	-
Forward foreign currency contracts appreciation	2,152,190	-	10,606,185	-	-	-
Swap premiums paid	39,916	-	-	-	-	-
Swap agreements appreciation	65,218	-	-	-	-	-
Prepaid expenses and other assets	9,923	4,882	1,647	5,671	11,664	871
Total Assets	5,413,711,314	1,577,796,032	386,277,332	1,885,558,723	3,909,100,965	292,598,855
LIABILITIES
Payables:
Fund shares redeemed	37,654	461,406	30,183	920,577	780,386	149,552
Securities purchased	2,189,061,674	28,453,778	-	371,482	-	894,257
Securities sold short, at value	13,468,483	-	-	-	-	-
Sale-buyback financing transactions	140,393,288	-	-	-	-	-
Reverse repurchase agreements	35,325,000	-	-	-	-	-
Due to custodian	-	-	104,448	-	32,400	-
Due to broker	6,081,000	-	5,605,406	-	-	-
Swap agreements	1,557	-	-	-	-	-
Variation margin on futures contracts	-	773,816	-	-	-	-
Variation margin on swap agreements	18,539,760	-	-	-	-	-
Accrued advisory fees	972,773	523,246	240,953	1,019,294	160,997	175,409
Accrued service fees	34,267	19,560	3,208	19,892	118,343	11,088
Accrued support service expenses	44,579	23,115	7,090	27,691	55,822	4,228
Accrued custodian and portfolio accounting fees	148,775	61,113	77,646	46,026	84,582	15,120
Accrued shareholder report expenses	49,631	21,381	12,385	21,042	47,896	3,448
Accrued trustees’ fees and deferred compensation	114,082	53,884	14,970	39,339	96,080	5,876
Accrued foreign capital gains tax	-	-	162,189	-	-	-
Accrued dividends and interest	75,119	-	-	-	-	3
Accrued other	81,175	39,283	16,413	48,226	95,968	8,035
Forward foreign currency contracts depreciation	13,706,913	-	5,865,951	-	-	-
Outstanding options written, at value	87,039	-	-	-	-	-
Swap premiums received	130,145	-	-	-	-	-
Other liabilities	-	-	-	167	-	-
Total Liabilities	2,418,352,914	30,430,582	12,140,842	2,513,736	1,472,474	1,267,016
NET ASSETS	$2,995,358,400	$1,547,365,450	$374,136,490	$1,883,044,987	$3,907,628,491	$291,331,839
NET ASSETS CONSIST OF:
Paid-in capital	$1,970,595,821	$1,407,424,385	$255,581,567	$959,866,938	$681,450,069	$243,269,176
Undistributed/accumulated earnings (deficit)	1,024,762,579	139,941,065	118,554,923	923,178,049	3,226,178,422	48,062,663
NET ASSETS	$2,995,358,400	$1,547,365,450	$374,136,490	$1,883,044,987	$3,907,628,491	$291,331,839
Class I Shares:
Net Assets	$898,529,574	$511,790,578	$84,107,910	$526,309,075	$3,129,086,990	$291,286,545
Shares outstanding, $.001 par value (unlimited shares authorized)	60,188,581	47,588,715	6,482,572	17,951,193	33,728,434	5,534,647
Net Asset Value Per Share	$14.93	$10.75	$12.97	$29.32	$92.77	$52.63
Class P Shares:
Net Assets	$2,096,828,826	$1,035,574,872	$290,028,580	$1,356,735,912	$778,541,501	$45,294
Shares outstanding, $.001 par value (unlimited shares authorized)	126,889,794	92,263,289	21,981,149	42,005,674	8,093,188	843
Net Asset Value Per Share	$16.52	$11.22	$13.19	$32.30	$96.20	$53.73

Investments, at cost (excluding derivatives)	$3,539,214,963	$1,508,729,529	$355,583,644	$1,235,586,458	$2,239,891,480	$161,079,233
Repurchase agreements, at cost	198,358,150	27,783,465	10,123,876	58,233,072	72,123,568	9,242,933
Foreign currency held, at cost	4,970,824	40	1,165,980	-	-	-
Proceeds from securities sold short	13,425,750	-	-	-	-	-
Premiums received from outstanding options written	100,438	-	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$2,323,649,684	$1,548,814,323	$1,579,854,434	$1,195,117,658	$816,961,624	$990,756,060
Repurchase agreements, at value	6,741,721	8,001,057	12,334,772	10,651,599	2,004,485	21,765,261
Cash	-	-	41,949	-	-	-
Foreign currency held, at value	-	40	-	2,356	-	-
Receivables:
Dividends and interest	597,251	229,073	3,042,031	884,936	377,166	115,591
Fund shares sold	270,322	23	5,657	-	-	-
Securities sold	-	774,911	-	9,517,574	2,727,302	-
Outstanding purchased options, at value	-	-	-	-	-	1,981,105
Prepaid expenses and other assets	7,128	4,729	4,804	3,685	2,536	3,085
Total Assets	2,331,266,106	1,557,824,156	1,595,283,647	1,216,177,808	822,073,113	1,014,621,102
LIABILITIES
Payables:
Fund shares redeemed	457,325	589,863	1,016,119	480,527	808,529	996,664
Securities purchased	-	2,815,973	-	11,179,172	1,453,239	251,237
Accrued advisory fees	1,069,235	848,997	805,723	448,083	444,619	571,949
Accrued service fees	31,667	16,009	14,242	23,732	16,077	18,246
Accrued support service expenses	34,004	22,520	23,786	17,781	11,798	14,581
Accrued custodian and portfolio accounting fees	59,162	40,100	38,936	31,980	24,328	29,160
Accrued shareholder report expenses	28,440	20,418	19,397	16,135	14,483	13,640
Accrued trustees’ fees and deferred compensation	57,826	42,702	65,115	67,834	31,147	24,127
Accrued dividends and interest	41	7	-	-	-	-
Accrued other	60,932	40,843	42,308	76,402	23,413	26,928
Outstanding options written, at value	-	-	-	-	-	163,677
Total Liabilities	1,798,632	4,437,432	2,025,626	12,341,646	2,827,633	2,110,209
NET ASSETS	$2,329,467,474	$1,553,386,724	$1,593,258,021	$1,203,836,162	$819,245,480	$1,012,510,893
NET ASSETS CONSIST OF:
Paid-in capital	$771,175,015	($172,757,506)	($362,051,374)	$367,040,492	$1,803,265,364	($99,860,727)
Undistributed/accumulated earnings (deficit)	1,558,292,459	1,726,144,230	1,955,309,395	836,795,670	(984,019,884)	1,112,371,620
NET ASSETS	$2,329,467,474	$1,553,386,724	$1,593,258,021	$1,203,836,162	$819,245,480	$1,012,510,893
Class I Shares:
Net Assets	$833,240,235	$420,994,233	$376,337,051	$625,521,240	$420,292,298	$474,568,526
Shares outstanding, $.001 par value (unlimited shares authorized)	15,845,500	20,550,938	13,797,680	11,639,184	14,313,866	17,275,465
Net Asset Value Per Share	$52.59	$20.49	$27.28	$53.74	$29.36	$27.47
Class P Shares:
Net Assets	$1,496,227,239	$1,132,392,491	$1,216,920,970	$578,314,922	$398,953,182	$537,942,367
Shares outstanding, $.001 par value (unlimited shares authorized)	26,261,865	46,770,062	40,499,139	9,630,447	10,985,258	17,796,080
Net Asset Value Per Share	$56.97	$24.21	$30.05	$60.05	$36.32	$30.23

Investments, at cost (excluding derivatives)	$1,438,281,496	$922,770,162	$1,113,513,625	$875,271,193	$589,489,121	$561,494,246
Repurchase agreements, at cost	6,741,721	8,001,057	12,334,772	10,651,599	2,004,485	21,765,261
Foreign currency held, at cost	-	40	-	2,093	-	-
Outstanding purchased options, at cost	-	-	-	-	-	3,420,459
Premiums received from outstanding options written	-	-	-	-	-	684,209

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Portfolio
ASSETS
Investments, at value (excluding derivatives)	$825,866,497	$189,198,486	$299,551,932	$784,686,740	$303,300,217	$780,217,011
Repurchase agreements, at value	12,226,668	2,397,108	9,536,907	11,240,772	3,067,289	4,018,821
Cash	-	-	-	-	4,949	-
Cash (segregated for derivative investments)	-	54,800	-	824,600	-	-
Foreign currency held, at value	-	424	-	192	-	-
Receivables:
Dividends and interest	1,492,398	271,905	195,425	700,109	263,317	2,331,262
Fund shares sold	-	400	-	37,609	6,531	1,262
Securities sold	2,150,294	115,185	-	85,933	3,486,798	4,995,887
Variation margin on futures contracts	-	-	-	48,987	-	-
Forward foreign currency contracts appreciation	-	-	-	-	-	83,988
Prepaid expenses and other assets	2,603	548	905	2,375	870	2,470
Total Assets	841,738,460	192,038,856	309,285,169	797,627,317	310,129,971	791,650,701
LIABILITIES
Payables:
Fund shares redeemed	683,125	190,178	506,599	604,642	408,591	269,645
Securities purchased	436,813	394,813	452,082	-	1,068,684	811,190
Due to custodian	-	1,976	-	52,687	-	-
Variation margin on futures contracts	-	1,382	-	-	-	-
Accrued advisory fees	496,684	105,081	152,580	201,137	195,478	425,986
Accrued service fees	4,157	3,328	8,100	23,616	7,761	9,178
Accrued support service expenses	12,544	2,800	4,256	11,401	4,468	11,752
Accrued custodian and portfolio accounting fees	25,333	24,591	14,257	31,310	14,520	35,851
Accrued shareholder report expenses	14,708	3,462	3,242	10,388	5,228	13,948
Accrued trustees’ fees and deferred compensation	25,837	12,754	11,878	29,211	14,502	32,553
Accrued dividends and interest	-	-	5	-	-	-
Accrued other	24,780	5,691	8,388	26,164	10,023	23,214
Forward foreign currency contracts depreciation	-	-	-	-	-	426,979
Other liabilities	-	43	-	-	-	-
Total Liabilities	1,723,981	746,099	1,161,387	990,556	1,729,255	2,060,296
NET ASSETS	$840,014,479	$191,292,757	$308,123,782	$796,636,761	$308,400,716	$789,590,405
NET ASSETS CONSIST OF:
Paid-in capital	($368,639,769)	($240,143,017)	$116,747,763	$226,295,786	($8,403,854)	$79,609,179
Undistributed/accumulated earnings (deficit)	1,208,654,248	431,435,774	191,376,019	570,340,975	316,804,570	709,981,226
NET ASSETS	$840,014,479	$191,292,757	$308,123,782	$796,636,761	$308,400,716	$789,590,405
Class I Shares:
Net Assets	$109,676,527	$87,096,795	$208,804,924	$610,656,973	$201,787,751	$242,064,147
Shares outstanding, $.001 par value (unlimited shares authorized)	5,082,820	3,646,247	6,350,163	19,799,823	8,878,048	15,048,819
Net Asset Value Per Share	$21.58	$23.89	$32.88	$30.84	$22.73	$16.09
Class P Shares:
Net Assets	$730,337,952	$104,195,962	$99,318,858	$185,979,788	$106,612,965	$547,526,258
Shares outstanding, $.001 par value (unlimited shares authorized)	22,800,092	3,332,377	2,552,370	5,927,788	3,838,027	29,644,257
Net Asset Value Per Share	$32.03	$31.27	$38.91	$31.37	$27.78	$18.47

Investments, at cost (excluding derivatives)	$669,099,089	$168,916,694	$220,445,265	$566,116,885	$261,063,578	$705,342,714
Repurchase agreements, at cost	12,226,668	2,397,108	9,536,907	11,240,772	3,067,289	4,018,821
Foreign currency held, at cost	-	423	-	185	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio
ASSETS
Investments, at value	$1,069,964,671	$1,563,072,972	$1,664,935,930	$273,603,940	$1,311,735,006	$448,699,503
Repurchase agreements, at value	16,743,290	19,822,642	3,102,207	1,371,127	15,791,133	6,193,600
Foreign currency held, at value	-	4,404,593	-	162,159	932,452	1,455
Receivables:
Dividends and interest	1,113,860	1,886,599	9,622,207	1,382,453	7,157,276	659,508
Fund shares sold	26,965	65,626	150,611	7,459	21,444	-
Securities sold	1,640,312	6,192,264	8,247,241	-	4,554,431	32,253
Prepaid expenses and other assets	3,275	4,731	22,116	848	3,867	1,380
Total Assets	1,089,492,373	1,595,449,427	1,686,080,312	276,527,986	1,340,195,609	455,587,699
LIABILITIES
Payables:
Fund shares redeemed	803,122	1,144,555	731,504	181,388	788,119	101,617
Securities purchased	1,778,685	1,938,056	-	-	913,011	-
Due to custodian	-	76,019	-	-	-	-
Accrued advisory fees	603,989	1,055,915	1,078,662	198,628	744,334	339,340
Accrued service fees	2,154	17,609	23,860	3,417	10,425	17,199
Accrued support service expenses	16,161	23,152	24,595	4,123	20,202	6,552
Accrued custodian and portfolio accounting fees	29,248	125,811	67,420	41,684	55,725	17,558
Accrued shareholder report expenses	13,990	22,175	24,799	5,113	21,379	5,999
Accrued trustees’ fees and deferred compensation	23,453	53,157	58,349	23,903	48,201	11,573
Accrued foreign capital gains tax	-	8,648,150	1,107,667	-	143,132	-
Accrued dividends and interest	-	-	31	-	-	-
Accrued other	28,964	42,549	44,349	9,420	33,348	12,906
Other liabilities	-	8,503	-	-	-	-
Total Liabilities	3,299,766	13,155,651	3,161,236	467,676	2,777,876	512,744
NET ASSETS	$1,086,192,607	$1,582,293,776	$1,682,919,076	$276,060,310	$1,337,417,733	$455,074,955
NET ASSETS CONSIST OF:
Paid-in capital	$340,957,555	$486,219,461	$580,123,178	($234,364,882)	$2,307,375,447	($2,361,187)
Undistributed/accumulated earnings (deficit)	745,235,052	1,096,074,315	1,102,795,898	510,425,192	(969,957,714)	457,436,142
NET ASSETS	$1,086,192,607	$1,582,293,776	$1,682,919,076	$276,060,310	$1,337,417,733	$455,074,955
Class I Shares:
Net Assets	$56,753,730	$469,682,809	$626,819,233	$89,998,155	$272,015,742	$454,544,986
Shares outstanding, $.001 par value (unlimited shares authorized)	2,988,051	19,461,652	52,218,799	7,716,167	22,953,757	7,891,684
Net Asset Value Per Share	$18.99	$24.13	$12.00	$11.66	$11.85	$57.60
Class P Shares:
Net Assets	$1,029,438,877	$1,112,610,967	$1,056,099,843	$186,062,155	$1,065,401,991	$529,969
Shares outstanding, $.001 par value (unlimited shares authorized)	53,374,978	44,348,500	81,520,243	11,526,853	79,927,281	8,364
Net Asset Value Per Share	$19.29	$25.09	$12.96	$16.14	$13.33	$63.36

Investments, at cost	$823,538,799	$1,061,204,213	$1,299,521,336	$219,887,856	$1,316,270,863	$296,361,403
Repurchase agreements, at cost	16,743,290	19,822,642	3,102,207	1,371,127	15,791,133	6,193,600
Foreign currency held, at cost	-	4,386,201	-	161,438	932,409	1,448

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Real Estate Portfolio	Technology Portfolio	PSF DFA Balanced Allocation Portfolio	Pacific Dynamix - Conservative Growth Portfolio	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio
ASSETS
Investments, at value	$475,061,607	$285,291,278	$310,476,509	$-	$-	$-
Investments in affiliated mutual funds, at value	-	-	-	645,046,048	2,736,313,901	1,270,714,007
Repurchase agreements, at value	1,686,575	2,147,341	-	-	-	-
Foreign currency held, at value	-	2	-	-	-	-
Receivables:
Dividends and interest	1,931,238	23,607	-	-	-	-
Fund shares sold	3,494	419,473	3,344	27,422	101,204	269,638
Securities sold	155,741	-	66,022	-	-	-
Due from adviser	-	-	-	17,388	5,932	-
Prepaid expenses and other assets	1,527	854	926	1,970	8,346	3,686
Total Assets	478,840,182	287,882,555	310,546,801	645,092,828	2,736,429,383	1,270,987,331
LIABILITIES
Payables:
Fund shares redeemed	138,970	8,342	69,365	10,350	10,892	192,493
Securities purchased	-	-	-	17,072	90,312	77,145
Accrued advisory fees	300,000	216,449	51,544	108,446	457,912	213,672
Accrued distribution fees	-	-	2,950	-	-	-
Accrued service fees	9,159	10,971	11,799	24,537	104,003	48,118
Accrued support service expenses	7,133	4,154	4,481	9,531	40,106	18,161
Accrued custodian and portfolio accounting fees	17,695	14,620	11,263	11,296	11,455	11,354
Accrued shareholder report expenses	9,041	2,933	3,349	8,442	36,811	12,933
Accrued trustees’ fees and deferred compensation	20,438	5,372	3,014	11,521	47,309	17,952
Accrued dividends and interest	-	8	-	-	-	-
Accrued other	15,546	7,824	9,254	17,199	63,204	27,899
Total Liabilities	517,982	270,673	167,019	218,394	862,004	619,727
NET ASSETS	$478,322,200	$287,611,882	$310,379,782	$644,874,434	$2,735,567,379	$1,270,367,604
NET ASSETS CONSIST OF:
Paid-in capital	$429,254,144	$135,088,887	$242,823,813	$387,192,343	$1,471,698,947	$722,412,169
Undistributed/accumulated earnings (deficit)	49,068,056	152,522,995	67,555,969	257,682,091	1,263,868,432	547,955,435
NET ASSETS	$478,322,200	$287,611,882	$310,379,782	$644,874,434	$2,735,567,379	$1,270,367,604
Class D Shares:
Net Assets			$310,279,881
Shares outstanding, $.001 par value (unlimited shares authorized)			20,627,036
Net Asset Value Per Share			$15.04
Class I Shares:
Net Assets	$242,920,980	$287,129,453		$644,309,607	$2,734,224,598	$1,267,281,354
Shares outstanding, $.001 par value (unlimited shares authorized)	8,534,591	19,777,277		33,059,776	108,473,781	43,933,911
Net Asset Value Per Share	$28.46	$14.52		$19.49	$25.21	$28.85
Class P Shares:
Net Assets	$235,401,220	$482,429	$99,901	$564,827	$1,342,781	$3,086,250
Shares outstanding, $.001 par value (unlimited shares authorized)	7,896,393	26,143	6,621	28,915	53,147	106,744
Net Asset Value Per Share	$29.81	$18.45	$15.09	$19.53	$25.27	$28.91

Investments, at cost	$439,134,432	$160,263,697	$263,950,582	$-	$-	$-
Investments in affiliated mutual funds, at cost	-	-	-	507,285,650	1,992,161,428	929,792,380
Repurchase agreements, at cost	1,686,575	2,147,341	-	-	-	-
Foreign currency held, at cost	-	2	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio
ASSETS
Investments, at value	$-	$-	$-	$-	$-	$218,622,997
Investments in affiliated mutual funds, at value	1,677,690,636	2,367,163,219	9,843,080,042	8,621,872,187	1,963,141,115	-
Cash	-	-	-	-	-	351,649
Receivables:
Dividends and interest	-	-	-	-	-	1,562,615
Fund shares sold	4,902	843	12,133	108,531	-	25,023
Securities sold	449,201	498,328	2,170,708	3,394,382	1,704,809	52,311
Prepaid expenses and other assets	5,258	7,406	30,586	26,503	6,006	623
Total Assets	1,678,149,997	2,367,669,796	9,845,293,469	8,625,401,603	1,964,851,930	220,615,218
LIABILITIES
Payables:
Fund shares redeemed	454,103	499,172	2,182,842	3,502,913	1,704,809	-
Securities purchased	-	-	-	-	-	1,252,200
Accrued advisory fees	142,050	199,600	829,066	723,657	164,522	30,512
Accrued service fees	64,029	90,216	374,699	327,851	74,627	-
Accrued support service expenses	25,302	35,234	146,117	127,039	28,832	3,249
Accrued custodian and portfolio accounting fees	13,110	15,006	14,990	14,594	14,245	20,505
Accrued shareholder report expenses	23,571	36,443	148,888	127,356	28,837	3,364
Accrued trustees’ fees and deferred compensation	42,439	65,411	251,396	213,444	47,207	3,708
Accrued other	41,717	58,001	229,238	197,280	46,933	5,277
Total Liabilities	806,321	999,083	4,177,236	5,234,134	2,110,012	1,318,815
NET ASSETS	$1,677,343,676	$2,366,670,713	$9,841,116,233	$8,620,167,469	$1,962,741,918	$219,296,403
NET ASSETS CONSIST OF:
Paid-in capital	$723,295,069	$549,182,379	$1,709,622,322	$678,256,699	$125,671,289	$196,575,744
Undistributed/accumulated earnings (deficit)	954,048,607	1,817,488,334	8,131,493,911	7,941,910,770	1,837,070,629	22,720,659
NET ASSETS	$1,677,343,676	$2,366,670,713	$9,841,116,233	$8,620,167,469	$1,962,741,918	$219,296,403
Class I Shares:
Net Assets	$1,677,165,664	$2,366,378,872	$9,839,705,734	$8,618,177,123	$1,962,163,003
Shares outstanding, $.001 par value (unlimited shares authorized)	111,912,299	141,403,388	534,887,252	431,182,381	95,003,254
Net Asset Value Per Share	$14.99	$16.73	$18.40	$19.99	$20.65
Class P Shares:
Net Assets	$178,012	$291,841	$1,410,499	$1,990,346	$578,915	$219,296,403
Shares outstanding, $.001 par value (unlimited shares authorized)	11,850	17,398	76,496	99,348	27,964	19,247,244
Net Asset Value Per Share	$15.02	$16.77	$18.44	$20.03	$20.70	$11.39

Investments, at cost	$-	$-	$-	$-	$-	$214,821,803
Investments in affiliated mutual funds, at cost	1,407,812,609	1,852,872,845	7,427,828,306	6,300,843,650	1,397,494,270	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Mid-Cap Index Portfolio	PD Small-Cap Growth Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,017,297,039	$450,013,537	$825,801,038	$781,649,146	$398,407,973	$53,843,644
Repurchase agreements, at value	-	-	5,699,035	5,976,988	2,956,808	306,052
Cash	148,863	247,160	-	-	9,200	1,492
Cash (segregated for derivative investments)	-	-	390,000	414,000	224,000	22,000
Receivables:
Dividends and interest	4,641,518	6,727,288	331,096	1,067,258	446,613	18,222
Fund shares sold	115,539	27,601	8,548	123	7,695	-
Securities sold	491,003	619,827	-	-	-	-
Variation margin on futures contracts	-	-	28,950	35,300	2,194	-
Prepaid expenses and other assets	2,834	1,281	2,443	2,317	887	168
Total Assets	1,022,696,796	457,636,694	832,261,110	789,145,132	402,055,370	54,191,578
LIABILITIES
Payables:
Securities purchased	27,308,669	2,550,464	-	-	-	-
Due to custodian	-	-	4,000	5,000	-	-
Variation margin on futures contracts	-	-	-	-	-	1,201
Accrued advisory fees	118,270	65,600	87,837	84,155	45,435	6,322
Accrued support service expenses	14,676	6,655	11,972	11,561	5,833	757
Accrued custodian and portfolio accounting fees	85,125	42,661	30,180	30,561	9,074	14,630
Accrued shareholder report expenses	13,906	5,139	11,359	11,345	1,601	843
Accrued trustees’ fees and deferred compensation	18,925	5,741	13,392	14,040	2,693	1,683
Accrued offering expenses	-	-	-	-	82	-
Accrued other (1)	22,153	9,898	26,951	25,995	14,783	1,454
Total Liabilities	27,581,724	2,686,158	185,691	182,657	79,501	26,890
NET ASSETS	$995,115,072	$454,950,536	$832,075,419	$788,962,475	$401,975,869	$54,164,688
NET ASSETS CONSIST OF:
Paid-in capital	$774,588,212	$345,231,613	$2,049,171	$311,411,613	$357,128,222	($39,439,662)
Undistributed/accumulated earnings (deficit)	220,526,860	109,718,923	830,026,248	477,550,862	44,847,647	93,604,350
NET ASSETS	$995,115,072	$454,950,536	$832,075,419	$788,962,475	$401,975,869	$54,164,688
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	70,018,728	25,106,671	12,888,132	22,741,000	35,751,253	1,177,894
Net Asset Value Per Share	$14.21	$18.12	$64.56	$34.69	$11.24	$45.98

Investments, at cost (excluding derivatives)	$953,302,043	$421,175,232	$428,109,477	$644,144,745	$356,241,922	$36,163,733
Repurchase agreements, at cost	-	-	5,699,035	5,976,988	2,956,808	306,052

(1)

Accrued other for the PD Large-Cap Growth Index, PD Large-Cap Value Index, and PD Mid-Cap Index Portfolios includes $14,247, $13,808, and $5,813 of accrued audit fees, respectively. Additionally, accrued other for the PD Mid-Cap Index Portfolio includes $5,671 of accrued licensing fees.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$47,008,720	$244,925,895	$608,850,730
Repurchase agreements, at value	261,929	690,996	104,610
Cash	2,150	-	4,972
Cash (segregated for derivative investments)	23,400	-	-
Foreign currency held, at value	-	818,736	1,440,679
Receivables:
Dividends and interest	68,882	152,483	2,852,594
Securities sold	11,813	228,863	-
Prepaid expenses and other assets	151	671	1,712
Total Assets	47,377,045	246,817,644	613,255,297
LIABILITIES
Payables:
Securities purchased	-	722,083	-
Due to custodian	-	45	-
Variation margin on futures contracts	1,012	-	-
Accrued advisory fees	5,559	81,132	106,580
Accrued support service expenses	682	3,490	8,935
Accrued custodian and portfolio accounting fees	16,412	41,381	50,680
Accrued shareholder report expenses	952	2,961	8,073
Accrued trustees’ fees and deferred compensation	2,409	3,941	10,514
Accrued foreign capital gains tax	-	837,875	-
Accrued other	301	6,076	15,230
Total Liabilities	27,327	1,698,984	200,012
NET ASSETS	$47,349,718	$245,118,660	$613,055,285
NET ASSETS CONSIST OF:
Paid-in capital	($48,525,544)	$154,748,958	$398,472,245
Undistributed/accumulated earnings (deficit)	95,875,262	90,369,702	214,583,040
NET ASSETS	$47,349,718	$245,118,660	$613,055,285
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	1,661,830	11,586,907	28,221,827
Net Asset Value Per Share	$28.49	$21.15	$21.72

Investments, at cost (excluding derivatives)	$34,857,645	$180,369,504	$495,676,155
Repurchase agreements, at cost	261,929	690,996	104,610
Foreign currency held, at cost	-	782,380	1,427,953

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$750,244	$1,000,432	$-	$-
Interest, net of foreign taxes withheld	15,639,237	138,529,037	22,642,015	75,039,486	8,590,762	2,074,954
Total Investment Income	15,639,237	138,529,037	23,392,259	76,039,918	8,590,762	2,074,954

EXPENSES
Advisory fees	2,555,182	16,956,237	3,150,579	4,948,488	1,862,668	818,446
Service fees - Class I	77,489	1,002,065	461,414	632,393	562,941	-
Support services expenses	33,682	276,994	31,756	80,514	30,302	16,268
Custodian fees and expenses	11,220	496,613	13,111	14,506	167,679	15,123
Portfolio accounting fees	96,248	574,637	162,917	155,608	70,618	33,082
Shareholder report expenses	6,063	52,560	5,306	15,402	5,338	3,490
Legal and audit fees	20,684	168,557	19,373	49,150	18,590	26,222
Trustees’ fees	10,347	95,667	10,146	29,190	10,858	7,698
Interest expense	2,585	416,772	19,099	3,992	989,541	-
Offering expenses	-	-	-	-	-	9,121
Other	16,572	109,936	17,700	35,847	16,831	7,579
Total Expenses	2,830,072	20,150,038	3,891,401	5,965,090	3,735,366	937,029
Advisory Fee Waiver	-	-	(242,352)	-	-	-
Net Expenses	2,830,072	20,150,038	3,649,049	5,965,090	3,735,366	937,029
NET INVESTMENT INCOME (LOSS)	12,809,165	118,378,999	19,743,210	70,074,828	4,855,396	1,137,925

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	26,804,021	38,540,371	(29,400,499)	(14,187,579)	37,409,209	3,024,006
Foreign currency transactions	-	629,630	-	-	948,875	-
Forward foreign currency contract transactions	-	(25,402,989)	-	-	(3,973,830)	-
Futures contract transactions	-	187,661,193	-	-	(4,023,825)	-
Purchased option transactions	-	(4,464,759)	-	-	1,205,133	-
Swap transactions	-	(78,560,431)	-	-	(4,488,381)	-
Written option transactions	-	23,045,180	-	-	513,245	-
Net Realized Gain (Loss)	26,804,021	141,448,195	(29,400,499)	(14,187,579)	27,590,426	3,024,006

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	2,674,410	106,369,529	7,669,841	51,069,682	16,658,748	12,689,020
Foreign currencies	-	(782,889)	-	-	(338,559)	-
Forward foreign currency contracts	-	(3,358,246)	-	-	(683,186)	-
Futures contracts	-	7,424,697	-	-	(253,678)	-
Purchased Options	-	(181,157)	-	-	460,353	-
Swaps	-	14,843,931	-	-	2,988,231	-
Unfunded loan commitments	-	-	15,613	(15,355)	-	-
Written options	-	(972,312)	-	-	(1,536,152)	-
Change in Net Unrealized Appreciation (Depreciation)	2,674,410	123,343,553	7,685,454	51,054,327	17,295,757	12,689,020
NET GAIN (LOSS)	29,478,431	264,791,748	(21,715,045)	36,866,748	44,886,183	15,713,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,287,596	$383,170,747	($1,971,835)	$106,941,576	$49,741,579	$16,850,951

Foreign taxes withheld on dividends and interest	$-	$-	$-	$135	$-	$-

(1)	Operations commenced on October 23, 2020.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$502,275	$-	$-	$29,468,215	$62,748,050	$1,291,208
Interest, net of foreign taxes withheld	89,498,085	34,849,955	43,203,921	32,006	6,167	19,961
Total Investment Income	90,000,360	34,849,955	43,203,921	29,500,221	62,754,217	1,311,169

EXPENSES
Advisory fees	13,192,738	5,952,656	5,869,077	10,691,133	1,683,664	1,788,919
Service fees - Class I	1,730,970	945,308	141,442	925,320	5,303,586	492,580
Support services expenses	212,649	96,201	48,694	106,742	218,771	15,966
Custodian fees and expenses	241,218	44,695	158,030	22,631	44,923	4,415
Portfolio accounting fees	371,834	189,522	139,763	157,682	297,101	47,165
Shareholder report expenses	42,066	18,363	9,781	21,874	42,388	3,132
Legal and audit fees	128,763	58,744	217,956	64,912	134,623	9,771
Trustees’ fees	73,005	35,190	14,133	40,079	78,579	5,737
Interest expense	2,159,541	3,349	16,254	343	1,280	8,054
Other	89,519	38,462	22,887	46,290	96,814	9,892
Total Expenses	18,242,303	7,382,490	6,638,017	12,077,006	7,901,729	2,385,631
Advisory Fee Waiver	(207,041)	-	(149,531)	-	-	-
Net Expenses	18,035,262	7,382,490	6,488,486	12,077,006	7,901,729	2,385,631
NET INVESTMENT INCOME (LOSS)	71,965,098	27,467,465	36,715,435	17,423,215	54,852,488	(1,074,462)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	173,598,736	8,762,677	(23,449,172)	90,763,006	191,089,563	30,520,615
Foreign currency transactions	(664,129)	-	715,008	(13,131)	-	(2,344)
Forward foreign currency contract transactions	6,267,889	-	(1,632,997)	-	-	-
Futures contract transactions	9,656,971	3,263,908	(2,748)	-	7,439,371	-
Purchased option transactions	(125,343)	-	-	-	-	-
Swap transactions	(1,264,662)	103,280	291,635	-	-	-
Written option transactions	2,643,639	-	-	-	-	-
Net Realized Gain (Loss)	190,113,101	12,129,865	(24,078,274)	90,749,875	198,528,934	30,518,271

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(15,238,700)	21,497,785	15,360,576	238,033,247	379,211,146	51,433,112
Foreign currencies	732,417	4	180,514	11,088	-	-
Forward foreign currency contracts	4,039,129	-	1,700,945	-	-	-
Futures contracts	(1,082,481)	(137,532)	-	-	1,257,613	-
Purchased Options	57,426	-	-	-	-	-
Short positions	(9,603)	-	-	-	-	-
Swaps	(763,886)	-	373,604	-	-	-
Written options	(695,258)	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(12,960,956)	21,360,257	17,615,639	238,044,335	380,468,759	51,433,112
NET GAIN (LOSS)	177,152,145	33,490,122	(6,462,635)	328,794,210	578,997,693	81,951,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$249,117,243	$60,957,587	$30,252,800	$346,217,425	$633,850,181	$80,876,921

Foreign taxes withheld on dividends and interest	$-	$-	$426,272	$381,481	$-	$14,232
Foreign capital gains tax withheld	-	-	314,625	-	-	-
Change in deferred foreign capital gains tax	-	-	(47,152)	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$10,555,855	$6,878,965	$31,678,002	$18,194,630	$10,389,004	$5,055,762
Interest, net of foreign taxes withheld	27,100	1,440	9,102	4,216	4,417	5,958
Total Investment Income	10,582,955	6,880,405	31,687,104	18,198,846	10,393,421	5,061,720

EXPENSES
Advisory fees	11,607,120	9,877,790	8,383,903	4,934,879	5,042,925	6,265,141
Service fees - Class I	1,482,806	686,231	673,714	1,152,320	689,939	760,631
Support services expenses	136,683	90,969	90,446	71,305	50,797	58,255
Custodian fees and expenses	27,043	19,140	13,211	12,887	12,562	15,784
Portfolio accounting fees	196,675	133,267	130,003	107,888	86,893	102,042
Shareholder report expenses	27,535	17,446	17,361	13,457	8,194	10,789
Legal and audit fees	83,139	55,494	55,234	43,495	31,009	35,523
Trustees’ fees	50,194	32,744	34,318	25,936	16,486	20,698
Interest expense	1,969	7,614	752	990	4,253	6,536
Other	61,021	42,255	40,366	36,220	30,204	30,834
Total Expenses	13,674,185	10,962,950	9,439,308	6,399,377	5,973,262	7,306,233
Advisory Fee Waiver	-	(631,174)	-	-	-	(223,754)
Net Expenses	13,674,185	10,331,776	9,439,308	6,399,377	5,973,262	7,082,479
NET INVESTMENT INCOME (LOSS)	(3,091,230)	(3,451,371)	22,247,796	11,799,469	4,420,159	(2,020,759)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	419,284,620	205,191,986	107,357,984	60,219,392	(52,444,804)	158,921,408
Foreign currency transactions	(1,538)	143,708	(17,349)	(55,773)	-	(14,629)
Purchased option transactions	-	-	-	-	-	(4,245,770)
Written option transactions	-	-	-	-	-	1,508,591
Net Realized Gain (Loss)	419,283,082	205,335,694	107,340,635	60,163,619	(52,444,804)	156,169,600

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	246,464,692	286,982,075	98,731,534	120,393,486	140,198,359	208,853,455
Foreign currencies	1,364	-	29,765	4,985	14	2,874
Purchased Options	-	-	-	-	-	(1,439,354)
Written options	-	-	-	-	-	520,532
Change in Net Unrealized Appreciation (Depreciation)	246,466,056	286,982,075	98,761,299	120,398,471	140,198,373	207,937,507
NET GAIN (LOSS)	665,749,138	492,317,769	206,101,934	180,562,090	87,753,569	364,107,107
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$662,657,908	$488,866,398	$228,349,730	$192,361,559	$92,173,728	$362,086,348

Foreign taxes withheld on dividends and interest	$31,980	$-	$64,890	$187,246	$21,161	$37,566

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$15,800,503	$3,911,696	$1,181,085	$9,090,043	$4,877,816	$22,694,986
Interest, net of foreign taxes withheld	7,993	39,314	2,240	8,319	2,664	19,234
Total Investment Income	15,808,496	3,951,010	1,183,325	9,098,362	4,880,480	22,714,220

EXPENSES
Advisory fees	5,655,540	1,344,351	1,445,666	1,958,740	2,045,889	5,614,571
Service fees - Class I	196,695	144,816	322,590	982,113	329,455	452,508
Support services expenses	52,938	11,790	15,557	42,543	17,923	51,517
Custodian fees and expenses	10,354	38,855	10,239	18,899	8,787	18,355
Portfolio accounting fees	86,610	59,730	47,128	95,827	51,926	89,459
Shareholder report expenses	8,409	1,784	3,026	7,435	2,679	8,605
Legal and audit fees	32,420	8,046	10,435	33,312	11,242	32,150
Trustees’ fees	16,090	3,875	5,843	15,242	6,039	17,169
Interest expense	-	295	270	742	35	2,732
Licensing fee	-	9,950	-	64,262	-	-
Other	29,408	8,881	11,322	26,659	12,806	29,577
Total Expenses	6,088,464	1,632,373	1,872,076	3,245,774	2,486,781	6,316,643
Advisory Fee Waiver	-	(179,249)	-	-	-	(194,117)
Net Expenses	6,088,464	1,453,124	1,872,076	3,245,774	2,486,781	6,122,526
NET INVESTMENT INCOME (LOSS)	9,720,032	2,497,886	(688,751)	5,852,588	2,393,699	16,591,694

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(9,632,104)	(17,199,197)	80,284,920	35,401,943	(37,404,537)	(53,787,295)
Foreign currency transactions	2	(513)	16,787	2	(697)	(44,521)
Forward foreign currency contract transactions	-	-	-	-	-	(2,399,822)
Futures contract transactions	-	(307,318)	-	1,345,771	-	-
Net Realized Gain (Loss)	(9,632,102)	(17,507,028)	80,301,707	36,747,716	(37,405,234)	(56,231,638)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	8,670,125	3,091,692	51,736,775	106,017,856	22,277,914	(85,528,583)
Foreign currencies	79	1,930	1,065	23	-	12,715
Forward foreign currency contracts	-	-	-	-	-	872,648
Futures contracts	-	(7,202)	-	(345,207)	-	-
Change in Net Unrealized Appreciation (Depreciation)	8,670,204	3,086,420	51,737,840	105,672,672	22,277,914	(84,643,220)
NET GAIN (LOSS)	(961,898)	(14,420,608)	132,039,547	142,420,388	(15,127,320)	(140,874,858)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,758,134	($11,922,722)	$131,350,796	$148,272,976	($12,733,621)	($124,283,164)

Foreign taxes withheld on dividends and interest	$22,599	$5,465	$27,119	$11,974	$30,244	$285,544

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$24,475,194	$17,748,337	$25,198,715	$6,122,945	$26,199,223	$4,571,172
Interest, net of foreign taxes withheld	4,639	18,321	27,420	719	6,709	1,372
Total Investment Income	24,479,833	17,766,658	25,226,135	6,123,664	26,205,932	4,572,544

EXPENSES
Advisory fees	6,307,953	11,114,162	11,106,272	2,151,032	6,414,458	3,708,180
Service fees - Class I	92,440	804,469	1,097,116	168,132	476,065	823,736
Support services expenses	62,435	90,878	94,970	16,541	66,043	26,537
Custodian fees and expenses	11,700	157,230	96,198	8,590	95,036	11,301
Portfolio accounting fees	99,079	163,904	230,857	56,458	152,819	60,905
Shareholder report expenses	11,681	16,077	15,591	2,411	7,025	5,095
Legal and audit fees	38,083	71,951	77,086	14,007	58,080	20,537
Trustees’ fees	20,576	32,617	32,815	5,959	25,666	9,420
Interest expense	122	11,347	4,873	2,150	33,731	759
Other	29,451	45,516	48,529	13,641	36,233	15,613
Total Expenses	6,673,520	12,508,151	12,804,307	2,438,921	7,365,156	4,682,083
NET INVESTMENT INCOME (LOSS)	17,806,313	5,258,507	12,421,828	3,684,743	18,840,776	(109,539)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	10,593,128	75,913,735	19,783,767	(2,977,973)	(83,407,071)	46,193,208
Foreign currency transactions	-	(478,859)	349,692	(217,030)	(21,401)	(29,823)
Forward foreign currency contract transactions	-	-	-	-	-	(176,622)
Futures contract transactions	-	(1,285,517)	-	-	196,119	-
Net Realized Gain (Loss)	10,593,128	74,149,359	20,133,459	(3,195,003)	(83,232,353)	45,986,763

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	42,172,359	187,556,630	86,474,776	31,184,200	66,632,152	24,422,635
Foreign currencies	-	113,551	713,838	78,434	470,057	6,083
Forward foreign currency contracts	-	-	-	-	-	240,028
Change in Net Unrealized Appreciation (Depreciation)	42,172,359	187,670,181	87,188,614	31,262,634	67,102,209	24,668,746
NET GAIN (LOSS)	52,765,487	261,819,540	107,322,073	28,067,631	(16,130,144)	70,655,509
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$70,571,800	$267,078,047	$119,743,901	$31,752,374	$2,710,632	$70,545,970

Foreign taxes withheld on dividends and interest	$15,888	$2,420,663	$3,057,751	$875,375	$3,579,982	$42,169
Foreign capital gains tax withheld	-	288,719	115,362	-	57,850	-
Change in deferred foreign capital gains tax	-	4,668,033	431,789	-	(107,281)	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Real Estate Portfolio	Technology Portfolio	PSF DFA Balanced Allocation Portfolio	Pacific Dynamix - Conservative Growth Portfolio	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$22,756,893	$819,373	$5,012,895	$-	$-	$-
Interest, net of foreign taxes withheld	1,139	13,282	-	-	-	-
Total Investment Income	22,758,032	832,655	5,012,895	-	-	-

EXPENSES
Advisory fees	4,202,759	2,068,530	520,893	1,166,140	4,955,087	1,966,435
Distribution and/or service fees - Class D	-	-	650,991	-	-	-
Service fees - Class I	485,426	459,423	-	1,165,495	4,953,572	1,962,404
Support services expenses	32,875	14,838	16,918	37,872	161,460	63,873
Custodian fees and expenses	7,929	7,628	-	-	-	-
Portfolio accounting fees	66,868	47,953	44,582	44,980	45,089	45,420
Shareholder report expenses	5,677	3,061	3,489	7,240	30,422	12,647
Legal and audit fees	19,958	9,112	10,297	23,095	98,269	39,133
Trustees’ fees	10,339	5,446	5,367	11,975	50,832	20,915
Interest expense	2,330	72	-	-	-	-
Other	22,620	9,767	16,108	22,766	58,337	28,957
Total Expenses	4,856,781	2,625,830	1,268,645	2,479,563	10,353,068	4,139,784
Advisory Fee Waiver	(452,498)	-	-	-	-	-
Adviser Reimbursement	-	-	-	(299,326)	(1,115,577)	(476,844)
Net Expenses	4,404,283	2,625,830	1,268,645	2,180,237	9,237,491	3,662,940
NET INVESTMENT INCOME (LOSS)	18,353,749	(1,793,175)	3,744,250	(2,180,237)	(9,237,491)	(3,662,940)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(14,936,993)	32,515,070	798,233	-	-	-
Investment securities from affiliated mutual fund investments	-	-	-	48,496,699	293,512,537	82,300,629
Foreign currency transactions	-	883	-	-	-	-
Capital gain distributions from mutual fund investments	-	-	2,308,443	-	-	-
Net Realized Gain (Loss)	(14,936,993)	32,515,953	3,106,676	48,496,699	293,512,537	82,300,629

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(67,313,408)	59,675,806	26,739,764	-	-	-
Investment securities from affiliated mutual fund investments	-	-	-	23,670,280	62,860,134	103,184,618
Foreign currencies	-	48	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(67,313,408)	59,675,854	26,739,764	23,670,280	62,860,134	103,184,618
NET GAIN (LOSS)	(82,250,401)	92,191,807	29,846,440	72,166,979	356,372,671	185,485,247
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($63,896,652)	$90,398,632	$33,590,690	$69,986,742	$347,135,180	$181,822,307

Foreign taxes withheld on dividends and interest	$-	$8,277	$-	$-	$-	$-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio
INVESTMENT INCOME
Interest, net of foreign taxes withheld	$-	$-	$-	$-	$-	$4,561,352
Total Investment Income	-	-	-	-	-	4,561,352

EXPENSES
Advisory fees	1,618,069	2,290,916	9,360,121	7,976,640	1,797,918	340,078
Service fees - Class I	3,235,816	4,581,317	18,717,993	15,951,072	3,595,154	-
Support services expenses	105,338	149,469	610,484	520,415	117,378	13,327
Custodian fees and expenses	-	-	-	-	-	3,487
Portfolio accounting fees	53,304	57,345	57,298	55,898	54,958	78,726
Shareholder report expenses	20,117	26,830	109,317	92,600	20,813	2,348
Legal and audit fees	64,061	90,924	371,699	317,130	71,512	8,142
Trustees’ fees	33,370	46,609	190,763	163,190	36,839	3,908
Interest expense	-	-	-	-	-	40
Other	40,439	55,269	190,139	165,122	47,056	2,096
Total Expenses	5,170,514	7,298,679	29,607,814	25,242,067	5,741,628	452,152
NET INVESTMENT INCOME (LOSS)	(5,170,514)	(7,298,679)	(29,607,814)	(25,242,067)	(5,741,628)	4,109,200

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	-	-	-	-	(2,720,760)
Investment securities from affiliated mutual fund investments	62,331,883	118,153,590	535,864,048	459,136,533	91,756,259	-
Net Realized Gain (Loss)	62,331,883	118,153,590	535,864,048	459,136,533	91,756,259	(2,720,760)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	-	-	-	-	662,515
Investment securities from affiliated mutual fund investments	78,067,633	103,855,426	528,219,083	519,464,110	126,100,212	-
Change in Net Unrealized Appreciation (Depreciation)	78,067,633	103,855,426	528,219,083	519,464,110	126,100,212	662,515
NET GAIN (LOSS)	140,399,516	222,009,016	1,064,083,131	978,600,643	217,856,471	(2,058,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$135,229,002	$214,710,337	$1,034,475,317	$953,358,576	$212,114,843	$2,050,955

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Mid-Cap Index Portfolio (1)	PD Small-Cap Growth Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$8,288,267	$21,133,625	$1,651,406	$394,305
Interest, net of foreign taxes withheld	19,837,188	23,694,648	-	3,972	-	112
Total Investment Income	19,837,188	23,694,648	8,288,267	21,137,597	1,651,406	394,417

EXPENSES
Advisory fees	1,270,242	698,587	1,048,245	1,017,724	97,623	86,080
Support services expenses	58,278	25,691	53,023	51,423	5,833	3,900
Custodian fees and expenses	57,681	7,131	18,973	20,483	1,512	11,007
Portfolio accounting fees	282,069	162,413	96,111	98,197	7,562	41,766
Shareholder report expenses	10,678	5,248	10,955	10,266	1,674	835
Legal and audit fees	35,637	15,605	32,032	31,100	9,155	2,338
Trustees’ fees	17,880	8,251	16,846	16,347	2,783	1,216
Interest expense	1,126	362	1,376	166	-	71
Offering expenses	-	-	-	-	19,056	-
Licensing fee	-	-	73,718	73,211	5,671	5,520
Other	10,322	3,904	14,579	14,409	951	1,009
Total Expenses	1,743,913	927,192	1,365,858	1,333,326	151,820	153,742
NET INVESTMENT INCOME (LOSS)	18,093,275	22,767,456	6,922,409	19,804,271	1,499,586	240,675

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	5,764,912	(9,465,924)	207,103,759	29,382,215	787,789	11,660,777
Futures contract transactions	-	-	7,282,269	9,186,622	314,963	237,813
Net Realized Gain (Loss)	5,764,912	(9,465,924)	214,386,028	38,568,837	1,102,752	11,898,590

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	31,777,691	21,793,609	71,596,464	6,885,610	42,166,051	9,019,038
Futures contracts	-	-	172,346	72,349	79,258	7,056
Change in Net Unrealized Appreciation (Depreciation)	31,777,691	21,793,609	71,768,810	6,957,959	42,245,309	9,026,094
NET GAIN (LOSS)	37,542,603	12,327,685	286,154,838	45,526,796	43,348,061	20,924,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,635,878	$35,095,141	$293,077,247	$65,331,067	$44,847,647	$21,165,359

Foreign taxes withheld on dividends and interest	$-	$-	$517	$-	$155	$345

(1)	Operations commenced on October 23, 2020.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2020

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,296,521	$4,875,166	$13,182,660
Interest, net of foreign taxes withheld	226	267	864
Total Investment Income	1,296,747	4,875,433	13,183,524

EXPENSES
Advisory fees	82,066	846,804	1,107,943
Support services expenses	3,728	13,456	34,588
Custodian fees and expenses	11,925	116,563	54,599
Portfolio accounting fees	45,288	85,057	99,317
Shareholder report expenses	716	2,574	6,331
Legal and audit fees	2,937	10,278	26,932
Trustees’ fees	1,163	4,362	10,972
Interest expense	88	1,167	1,714
Licensing fee	5,847	-	-
Other	926	3,486	9,614
Total Expenses	154,684	1,083,747	1,352,010
NET INVESTMENT INCOME (LOSS)	1,142,063	3,791,686	11,831,514

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	(5,002,940)	(103,599)	(7,938,308)
Foreign currency transactions	-	(188,586)	(36,675)
Futures contract transactions	179,036	(603,123)	(64,656)
Net Realized Gain (Loss)	(4,823,904)	(895,308)	(8,039,639)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	10,057,906	36,104,352	47,529,522
Foreign currencies	-	32,938	175,869
Futures contracts	6,325	-	-
Change in Net Unrealized Appreciation (Depreciation)	10,064,231	36,137,290	47,705,391
NET GAIN (LOSS)	5,240,327	35,241,982	39,665,752
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,382,390	$39,033,668	$51,497,266

Foreign taxes withheld on dividends and interest	$1,773	$692,732	$1,341,431
Foreign capital gains tax withheld	-	488	-
Change in deferred foreign capital gains tax	-	713,076	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year/Period Ended December 31, 2020	Year Ended December 31, 2019
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$12,809,165	$16,377,064	$118,378,999	$140,647,015	$19,743,210	$32,207,541
Net realized gain (loss)	26,804,021	3,519,408	141,448,195	136,649,136	(29,400,499)	(6,626,247)
Change in net unrealized appreciation (depreciation)	2,674,410	33,126,225	123,343,553	228,227,571	7,685,454	23,705,602
Net Increase (Decrease) in Net Assets Resulting from Operations	42,287,596	53,022,697	383,170,747	505,523,722	(1,971,835)	49,286,896
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	39,748,389	18,190,260	103,587,408	190,718,317	34,453,791	32,104,258
Class P	145,697,081	245,303,773	379,176,009	1,219,251,108	24,970,957	42,057,268
Shares issued in connection with acquisition (1)
Class I					-	177,212,471
Cost of shares repurchased
Class I	(26,359,390)	(12,252,070)	(239,479,459)	(51,081,993)	(57,643,314)	(67,899,869)
Class P	(145,506,412)	(65,934,076)	(598,506,161)	(576,619,657)	(167,914,893)	(45,550,427)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,579,668	185,307,887	(355,222,203)	782,267,775	(166,133,459)	137,923,701
NET INCREASE (DECREASE) IN NET ASSETS	55,867,264	238,330,584	27,948,544	1,287,791,497	(168,105,294)	187,210,597
NET ASSETS
Beginning of Year	553,871,380	315,540,796	4,420,278,654	3,132,487,157	644,279,413	457,068,816
End of Year	$609,738,644	$553,871,380	$4,448,227,198	$4,420,278,654	$476,174,119	$644,279,413

	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio (2)
OPERATIONS
Net investment income (loss)	$70,074,828	$63,114,159	$4,855,396	$8,679,289	$1,137,925
Net realized gain (loss)	(14,187,579)	(11,246,390)	27,590,426	(5,403,056)	3,024,006
Change in net unrealized appreciation (depreciation)	51,054,327	96,640,146	17,295,757	41,115,748	12,689,020
Net Increase (Decrease) in Net Assets Resulting from Operations	106,941,576	148,507,915	49,741,579	44,391,981	16,850,951
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	99,218,031	70,740,937	25,102,485	15,835,533
Class P	179,808,898	154,285,122	64,235,567	1,278,242	1,087,830,329
Cost of shares repurchased
Class I	(97,694,949)	(59,291,752)	(41,454,010)	(59,533,753)
Class P	(100,888,933)	(171,729,634)	(35,251,530)	(224,875,859)	(14,027,702)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	80,443,047	(5,995,327)	12,632,512	(267,295,837)	1,073,802,627
NET INCREASE (DECREASE) IN NET ASSETS	187,384,623	142,512,588	62,374,091	(222,903,856)	1,090,653,578
NET ASSETS
Beginning of Year or Period	1,183,763,228	1,041,250,640	436,805,728	659,709,584	-
End of Year or Period	$1,371,147,851	$1,183,763,228	$499,179,819	$436,805,728	$1,090,653,578

(1)	See Note 12 in Notes to Financial Statements for shares issued in connection with acquisition.
(2)	Operations commenced on October 23, 2020.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
OPERATIONS
Net investment income (loss)	$71,965,098	$97,839,628	$27,467,465	$33,941,783	$36,715,435	$46,713,045
Net realized gain (loss)	190,113,101	38,883,254	12,129,865	6,753,526	(24,078,274)	(10,844,034)
Change in net unrealized appreciation (depreciation)	(12,960,956)	132,288,930	21,360,257	19,281,122	17,615,639	53,141,519
Net Increase (Decrease) in Net Assets Resulting from Operations	249,117,243	269,011,812	60,957,587	59,976,431	30,252,800	89,010,530
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	105,713,578	55,827,343	124,778,639	73,274,371	36,920,162	12,328,869
Class P	464,619,554	1,188,004,253	314,681,237	680,736,692	189,839,270	5,556,848
Cost of shares repurchased
Class I	(104,945,391)	(137,512,353)	(94,940,306)	(112,310,265)	(14,498,241)	(7,557,893)
Class P	(1,090,476,501)	(301,319,682)	(161,304,428)	(401,188,326)	(639,556,077)	(402,839,746)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(625,088,760)	804,999,561	183,215,142	240,512,472	(427,294,886)	(392,511,922)
NET INCREASE (DECREASE) IN NET ASSETS	(375,971,517)	1,074,011,373	244,172,729	300,488,903	(397,042,086)	(303,501,392)
NET ASSETS
Beginning of Year	3,371,329,917	2,297,318,544	1,303,192,721	1,002,703,818	771,178,576	1,074,679,968
End of Year	$2,995,358,400	$3,371,329,917	$1,547,365,450	$1,303,192,721	$374,136,490	$771,178,576

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$17,423,215	$15,284,458	$54,852,488	$54,572,245	($1,074,462)	($355,922)
Net realized gain (loss)	90,749,875	93,460,164	198,528,934	104,622,310	30,518,271	25,010,448
Change in net unrealized appreciation (depreciation)	238,044,335	211,614,689	380,468,759	643,523,457	51,433,112	38,684,870
Net Increase (Decrease) in Net Assets Resulting from Operations	346,217,425	320,359,311	633,850,181	802,718,012	80,876,921	63,339,396
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	28,101,862	32,657,549	295,674,756	172,104,804	31,536,641	22,741,309
Class P	339,206,279	416,134,375	81,459,238	294,959,312	-	-
Cost of shares repurchased
Class I	(49,462,306)	(32,047,282)	(322,088,745)	(221,091,765)	(57,551,865)	(29,749,927)
Class P	(218,718,613)	(175,491,105)	(171,969,677)	(126,397,341)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	99,127,222	241,253,537	(116,924,428)	119,575,010	(26,015,224)	(7,008,618)
NET INCREASE (DECREASE) IN NET ASSETS	445,344,647	561,612,848	516,925,753	922,293,022	54,861,697	56,330,778
NET ASSETS
Beginning of Year	1,437,700,340	876,087,492	3,390,702,738	2,468,409,716	236,470,142	180,139,364
End of Year	$1,883,044,987	$1,437,700,340	$3,907,628,491	$3,390,702,738	$291,331,839	$236,470,142

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	($3,091,230)	$86,468	($3,451,371)	($1,922,825)	$22,247,796	$20,630,661
Net realized gain (loss)	419,283,082	174,722,032	205,335,694	129,868,625	107,340,635	183,647,328
Change in net unrealized appreciation (depreciation)	246,466,056	367,326,489	286,982,075	248,999,485	98,761,299	122,203,387
Net Increase (Decrease) in Net Assets Resulting from Operations	662,657,908	542,134,989	488,866,398	376,945,285	228,349,730	326,481,376
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	76,357,037	39,797,468	66,711,222	28,486,764	26,516,697	17,576,629
Class P	213,694,195	411,773,032	75,304,342	29,732,661	337,756,745	2,565,324
Cost of shares repurchased
Class I	(160,416,172)	(73,852,771)	(66,799,078)	(38,274,559)	(46,622,412)	(51,269,844)
Class P	(416,379,916)	(272,660,367)	(377,942,239)	(264,462,171)	(163,505,107)	(399,750,252)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(286,744,856)	105,057,362	(302,725,753)	(244,517,305)	154,145,923	(430,878,143)
NET INCREASE (DECREASE) IN NET ASSETS	375,913,052	647,192,351	186,140,645	132,427,980	382,495,653	(104,396,767)
NET ASSETS
Beginning of Year	1,953,554,422	1,306,362,071	1,367,246,079	1,234,818,099	1,210,762,368	1,315,159,135
End of Year	$2,329,467,474	$1,953,554,422	$1,553,386,724	$1,367,246,079	$1,593,258,021	$1,210,762,368

	Main Street Core Portfolio		Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$11,799,469	$13,557,128	$4,420,159	$11,298,149	($2,020,759)	($1,368,926)
Net realized gain (loss)	60,163,619	69,320,830	(52,444,804)	33,314,186	156,169,600	88,440,430
Change in net unrealized appreciation (depreciation)	120,398,471	209,100,637	140,198,373	131,152,233	207,937,507	197,671,379
Net Increase (Decrease) in Net Assets Resulting from Operations	192,361,559	291,978,595	92,173,728	175,764,568	362,086,348	284,742,883
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	5,542,357	5,792,913	18,923,100	27,463,876	60,029,773	26,799,436
Class P	117,715,933	7,357,159	7,227,348	182,567,657	16,217,428	76,839,053
Cost of shares repurchased
Class I	(82,250,557)	(75,782,559)	(55,248,891)	(49,365,869)	(115,959,600)	(45,330,685)
Class P	(116,224,392)	(102,511,911)	(311,198,706)	(69,694,494)	(263,838,495)	(139,252,257)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(75,216,659)	(165,144,398)	(340,297,149)	90,971,170	(303,550,894)	(80,944,453)
NET INCREASE (DECREASE) IN NET ASSETS	117,144,900	126,834,197	(248,123,421)	266,735,738	58,535,454	203,798,430
NET ASSETS
Beginning of Year	1,086,691,262	959,857,065	1,067,368,901	800,633,163	953,975,439	750,177,009
End of Year	$1,203,836,162	$1,086,691,262	$819,245,480	$1,067,368,901	$1,012,510,893	$953,975,439

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Mid-Cap Value Portfolio		Small-Cap Equity Portfolio		Small-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$9,720,032	$11,342,256	$2,497,886	$3,813,472	($688,751)	($1,379,336)
Net realized gain (loss)	(9,632,102)	48,731,118	(17,507,028)	11,552,087	80,301,707	35,986,849
Change in net unrealized appreciation (depreciation)	8,670,204	226,311,575	3,086,420	39,216,342	51,737,840	21,453,330
Net Increase (Decrease) in Net Assets Resulting from Operations	8,758,134	286,384,949	(11,922,722)	54,581,901	131,350,796	56,060,843
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	10,458,070	12,931,532	8,697,950	7,925,683	13,744,643	11,989,333
Class P	38,578,402	5,288,961	2,124,858	10,981,667	38,057,618	5,055,899
Cost of shares repurchased
Class I	(25,130,716)	(15,321,361)	(11,329,025)	(9,955,717)	(35,627,942)	(28,758,764)
Class P	(222,279,123)	(327,362,707)	(50,046,254)	(47,911,449)	(36,504,470)	(23,923,591)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(198,373,367)	(324,463,575)	(50,552,471)	(38,959,816)	(20,330,151)	(35,637,123)
NET INCREASE (DECREASE) IN NET ASSETS	(189,615,233)	(38,078,626)	(62,475,193)	15,622,085	111,020,645	20,423,720
NET ASSETS
Beginning of Year	1,029,629,712	1,067,708,338	253,767,950	238,145,865	197,103,137	176,679,417
End of Year	$840,014,479	$1,029,629,712	$191,292,757	$253,767,950	$308,123,782	$197,103,137

	Small-Cap Index Portfolio		Small-Cap Value Portfolio		Value Portfolio
OPERATIONS
Net investment income (loss)	$5,852,588	$6,797,860	$2,393,699	$2,533,701	$16,591,694	$19,461,947
Net realized gain (loss)	36,747,716	51,767,642	(37,405,234)	14,235,456	(56,231,638)	51,048,244
Change in net unrealized appreciation (depreciation)	105,672,672	104,148,787	22,277,914	61,678,615	(84,643,220)	123,264,479
Net Increase (Decrease) in Net Assets Resulting from Operations	148,272,976	162,714,289	(12,733,621)	78,447,772	(124,283,164)	193,774,670
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	37,388,210	53,520,306	17,829,990	15,032,029	18,391,998	6,510,381
Class P	35,111,168	1,988,653	1,751,323	9,079,734	8,640,783	315,785,769
Cost of shares repurchased
Class I	(79,498,899)	(62,249,886)	(29,333,886)	(25,655,977)	(29,346,389)	(25,915,658)
Class P	(53,920,902)	(145,878,853)	(47,638,936)	(63,314,049)	(160,164,782)	(89,332,857)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(60,920,423)	(152,619,780)	(57,391,509)	(64,858,263)	(162,478,390)	207,047,635
NET INCREASE (DECREASE) IN NET ASSETS	87,352,553	10,094,509	(70,125,130)	13,589,509	(286,761,554)	400,822,305
NET ASSETS
Beginning of Year	709,284,208	699,189,699	378,525,846	364,936,337	1,076,351,959	675,529,654
End of Year	$796,636,761	$709,284,208	$308,400,716	$378,525,846	$789,590,405	$1,076,351,959

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$17,806,313	$16,606,494	$5,258,507	$11,465,232	$12,421,828	$32,501,418
Net realized gain (loss)	10,593,128	34,510,521	74,149,359	187,416,246	20,133,459	120,895,009
Change in net unrealized appreciation (depreciation)	42,172,359	166,188,441	187,670,181	169,263,178	87,188,614	295,220,341
Net Increase (Decrease) in Net Assets Resulting from Operations	70,571,800	217,305,456	267,078,047	368,144,656	119,743,901	448,616,768
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	14,551,716	11,265,968	21,894,927	20,050,727	33,734,921	26,614,181
Class P	204,390,205	29,173,552	86,595,131	11,312,230	144,717,215	3,146,865
Cost of shares repurchased
Class I	(7,920,005)	(4,760,639)	(66,415,476)	(51,635,554)	(61,955,081)	(60,353,156)
Class P	(132,523,519)	(140,569,172)	(184,525,106)	(592,117,209)	(233,028,109)	(645,825,165)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	78,498,397	(104,890,291)	(142,450,524)	(612,389,806)	(116,531,054)	(676,417,275)
NET INCREASE (DECREASE) IN NET ASSETS	149,070,197	112,415,165	124,627,523	(244,245,150)	3,212,847	(227,800,507)
NET ASSETS
Beginning of Year	937,122,410	824,707,245	1,457,666,253	1,701,911,403	1,679,706,229	1,907,506,736
End of Year	$1,086,192,607	$937,122,410	$1,582,293,776	$1,457,666,253	$1,682,919,076	$1,679,706,229

	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio
OPERATIONS
Net investment income (loss)	$3,684,743	$5,696,224	$18,840,776	$45,188,185	($109,539)	$105,634
Net realized gain (loss)	(3,195,003)	23,333,588	(83,232,353)	46,365,713	45,986,763	24,283,828
Change in net unrealized appreciation (depreciation)	31,262,634	55,022,626	67,102,209	164,977,624	24,668,746	66,130,242
Net Increase (Decrease) in Net Assets Resulting from Operations	31,752,374	84,052,438	2,710,632	256,531,522	70,545,970	90,519,704
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	8,286,194	8,630,539	25,558,174	15,266,413	30,029,970	15,673,445
Class P	22,346,437	1,768,802	390,278,902	7,381,704	462,638	-
Cost of shares repurchased
Class I	(21,624,333)	(9,909,967)	(25,832,182)	(23,844,669)	(66,799,037)	(60,023,315)
Class P	(40,933,056)	(396,502,699)	(585,489,621)	(366,857,260)	(11,231)	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,924,758)	(396,013,325)	(195,484,727)	(368,053,812)	(36,317,660)	(44,349,870)
NET INCREASE (DECREASE) IN NET ASSETS	(172,384)	(311,960,887)	(192,774,095)	(111,522,290)	34,228,310	46,169,834
NET ASSETS
Beginning of Year	276,232,694	588,193,581	1,530,191,828	1,641,714,118	420,846,645	374,676,811
End of Year	$276,060,310	$276,232,694	$1,337,417,733	$1,530,191,828	$455,074,955	$420,846,645

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Real Estate Portfolio		Technology Portfolio		PSF DFA Balanced Allocation Portfolio
OPERATIONS
Net investment income (loss)	$18,353,749	$11,952,130	($1,793,175)	($1,226,776)	$3,744,250	$3,855,417
Net realized gain (loss)	(14,936,993)	23,338,388	32,515,953	10,600,937	3,106,676	2,793,345
Change in net unrealized appreciation (depreciation)	(67,313,408)	112,200,725	59,675,854	42,239,318	26,739,764	28,705,167
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,896,652)	147,491,243	90,398,632	51,613,479	33,590,690	35,353,929
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D					48,391,839	54,508,633
Class I	18,895,708	21,086,340	62,086,313	20,135,453
Class P (1)	2,590,540	262,575,553	445,897	2,551	81,119	23,000
Cost of shares repurchased
Class D					(14,780,524)	(8,744,534)
Class I	(48,525,451)	(42,340,516)	(54,608,966)	(27,921,361)
Class P (1)	(117,427,791)	(82,778,459)	(36,239)	-	(15,085)	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(144,466,994)	158,542,918	7,887,005	(7,783,357)	33,677,349	45,787,099
NET INCREASE (DECREASE) IN NET ASSETS	(208,363,646)	306,034,161	98,285,637	43,830,122	67,268,039	81,141,028
NET ASSETS
Beginning of Year	686,685,846	380,651,685	189,326,245	145,496,123	243,111,743	161,970,715
End of Year	$478,322,200	$686,685,846	$287,611,882	$189,326,245	$310,379,782	$243,111,743

	Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix - Moderate Growth Portfolio		Pacific Dynamix - Growth Portfolio
OPERATIONS
Net investment income (loss)	($2,180,237)	($2,005,595)	($9,237,491)	($8,850,900)	($3,662,940)	($2,890,196)
Net realized gain (loss)	48,496,699	23,176,126	293,512,537	101,664,653	82,300,629	37,018,348
Change in net unrealized appreciation (depreciation)	23,670,280	56,891,835	62,860,134	322,386,908	103,184,618	127,056,769
Net Increase (Decrease) in Net Assets Resulting from Operations	69,986,742	78,062,366	347,135,180	415,200,661	181,822,307	161,184,921
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	61,651,908	37,877,235	58,549,421	55,312,632	257,102,969	63,151,267
Class P (1)	542,116	56,000	1,132,504	293,250	2,954,124	81,000
Cost of shares repurchased
Class I	(60,765,964)	(58,941,610)	(206,483,310)	(186,290,302)	(39,211,317)	(73,177,248)
Class P (1)	(98,338)	-	(255,166)	-	(645,804)	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,329,722	(21,008,375)	(147,056,551)	(130,684,420)	220,199,972	(9,944,981)
NET INCREASE (DECREASE) IN NET ASSETS	71,316,464	57,053,991	200,078,629	284,516,241	402,022,279	151,239,940
NET ASSETS
Beginning of Year	573,557,970	516,503,979	2,535,488,750	2,250,972,509	868,345,325	717,105,385
End of Year	$644,874,434	$573,557,970	$2,735,567,379	$2,535,488,750	$1,270,367,604	$868,345,325

(1)	Class P of the PSF DFA Balanced Allocation and Pacific Dynamix Portfolios commenced on October 31, 2019.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate- Conservative Portfolio		Portfolio Optimization Moderate Portfolio
OPERATIONS
Net investment income (loss)	($5,170,514)	($4,900,730)	($7,298,679)	($7,841,006)	($29,607,814)	($31,768,325)
Net realized gain (loss)	62,331,883	73,758,445	118,153,590	154,151,666	535,864,048	818,034,796
Change in net unrealized appreciation (depreciation)	78,067,633	108,017,662	103,855,426	204,991,549	528,219,083	917,404,810
Net Increase (Decrease) in Net Assets Resulting from Operations	135,229,002	176,875,377	214,710,337	351,302,209	1,034,475,317	1,703,671,281
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	275,376,301	103,494,592	16,081,054	18,678,663	41,964,856	13,160,213
Class P (1)	7,091	156,000	14,789	244,000	251,781	994,000
Cost of shares repurchased
Class I	(281,402,113)	(245,760,406)	(303,622,695)	(367,441,321)	(1,236,254,190)	(1,522,051,227)
Class P (1)	(592)	-	(71)	-	(5,385)	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,019,313)	(142,109,814)	(287,526,923)	(348,518,658)	(1,194,042,938)	(1,507,897,014)
NET INCREASE (DECREASE) IN NET ASSETS	129,209,689	34,765,563	(72,816,586)	2,783,551	(159,567,621)	195,774,267
NET ASSETS
Beginning of Year	1,548,133,987	1,513,368,424	2,439,487,299	2,436,703,748	10,000,683,854	9,804,909,587
End of Year	$1,677,343,676	$1,548,133,987	$2,366,670,713	$2,439,487,299	$9,841,116,233	$10,000,683,854

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive- Growth Portfolio		PD 1-3 Year Corporate Bond Portfolio
OPERATIONS
Net investment income (loss)	($25,242,067)	($27,189,265)	($5,741,628)	($6,213,130)	$4,109,200	$5,991,615
Net realized gain (loss)	459,136,533	736,789,873	91,756,259	183,130,077	(2,720,760)	28,911
Change in net unrealized appreciation (depreciation)	519,464,110	969,746,784	126,100,212	237,188,642	662,515	4,957,633
Net Increase (Decrease) in Net Assets Resulting from Operations	953,358,576	1,679,347,392	212,114,843	414,105,589	2,050,955	10,978,159
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,592,002	14,217,370	18,651,116	14,787,628
Class P (1)	908,907	851,000	426,288	194,000	45,714,963	32,254,435
Cost of shares repurchased
Class I	(1,017,191,453)	(1,263,373,482)	(244,458,415)	(303,159,882)
Class P (1)	(17,012)	-	(134,990)	-	(68,840,530)	(14,052,078)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(985,707,556)	(1,248,305,112)	(225,516,001)	(288,178,254)	(23,125,567)	18,202,357
NET INCREASE (DECREASE) IN NET ASSETS	(32,348,980)	431,042,280	(13,401,158)	125,927,335	(21,074,612)	29,180,516
NET ASSETS
Beginning of Year	8,652,516,449	8,221,474,169	1,976,143,076	1,850,215,741	240,371,015	211,190,499
End of Year	$8,620,167,469	$8,652,516,449	$1,962,741,918	$1,976,143,076	$219,296,403	$240,371,015

(1)	Class P of the Portfolio Optimization Portfolios commenced on October 31, 2019.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year/Period Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio		PD Large-Cap Growth Index Portfolio
OPERATIONS
Net investment income (loss)	$18,093,275	$23,470,180	$22,767,456	$18,531,127	$6,922,409	$7,919,829
Net realized gain (loss)	5,764,912	716,615	(9,465,924)	(2,049,111)	214,386,028	62,558,895
Change in net unrealized appreciation (depreciation)	31,777,691	49,204,055	21,793,609	20,200,097	71,768,810	145,454,033
Net Increase (Decrease) in Net Assets Resulting from Operations	55,635,878	73,390,850	35,095,141	36,682,113	293,077,247	215,932,757
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	232,825,608	39,742,074	61,392,576	163,536,635	81,959,954	61,629,747
Cost of shares repurchased - Class P	(190,751,807)	(248,960,993)	(6,306,957)	(18,777,802)	(331,098,820)	(85,966,135)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	42,073,801	(209,218,919)	55,085,619	144,758,833	(249,138,866)	(24,336,388)
NET INCREASE (DECREASE) IN NET ASSETS	97,709,679	(135,828,069)	90,180,760	181,440,946	43,938,381	191,596,369
NET ASSETS
Beginning of Year	897,405,393	1,033,233,462	364,769,776	183,328,830	788,137,038	596,540,669
End of Year	$995,115,072	$897,405,393	$454,950,536	$364,769,776	$832,075,419	$788,137,038

	PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio (1)		PD Small-Cap Growth Index Portfolio
OPERATIONS
Net investment income (loss)	$19,804,271	$18,458,131	$1,499,586		$240,675	$277,743
Net realized gain (loss)	38,568,837	44,528,657	1,102,752		11,898,590	1,720,313
Change in net unrealized appreciation (depreciation)	6,957,959	103,958,933	42,245,309		9,026,094	9,593,322
Net Increase (Decrease) in Net Assets Resulting from Operations	65,331,067	166,945,721	44,847,647		21,165,359	11,591,378
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	169,031,765	64,625,926	362,021,465		9,527,529	17,924,788
Cost of shares repurchased - Class P	(247,121,890)	(50,619,255)	(4,893,243)		(38,354,965)	(3,587,556)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(78,090,125)	14,006,671	357,128,222		(28,827,436)	14,337,232
NET INCREASE (DECREASE) IN NET ASSETS	(12,759,058)	180,952,392	401,975,869		(7,662,077)	25,928,610
NET ASSETS
Beginning of Year or Period	801,721,533	620,769,141	-		61,826,765	35,898,155
End of Year or Period	$788,962,475	$801,721,533	$401,975,869		$54,164,688	$61,826,765

(1)	Operations commenced on October 23, 2020.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$1,142,063	$1,275,859	$3,791,686	$4,924,571	$11,831,514	$15,354,430
Net realized gain (loss)	(4,823,904)	3,969,507	(895,308)	3,738,577	(8,039,639)	5,917,384
Change in net unrealized appreciation (depreciation)	10,064,231	10,033,270	36,137,290	20,981,748	47,705,391	86,382,839
Net Increase (Decrease) in Net Assets Resulting from Operations	6,382,390	15,278,636	39,033,668	29,644,896	51,497,266	107,654,653
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	16,662,912	4,546,920	31,259,569	15,636,818	52,152,388	16,589,324
Cost of shares repurchased - Class P	(37,515,555)	(38,426,807)	(29,072,157)	(36,214,882)	(48,853,539)	(95,193,093)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,852,643)	(33,879,887)	2,187,412	(20,578,064)	3,298,849	(78,603,769)
NET INCREASE (DECREASE) IN NET ASSETS	(14,470,253)	(18,601,251)	41,221,080	9,066,832	54,796,115	29,050,884
NET ASSETS
Beginning of Year	61,819,971	80,421,222	203,897,580	194,830,748	558,259,170	529,208,286
End of Year	$47,349,718	$61,819,971	$245,118,660	$203,897,580	$613,055,285	$558,259,170

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2020

Inflation Managed Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$ 49,741,579
Adjustments to reconcile net increase in net assets from operations to net cash provided by operation activities:
Purchases of long-term securities	(1,532,368,489)
Proceeds from disposition of long-term securities	1,517,145,379
Proceeds (purchases) of short-term securities, net	1,427,749
Proceeds (purchases) from foreign currency transactions	(3,207,152)
(Increase) decrease in dividends and interest receivable	878,592
(Increase) decrease in receivable for securities sold	(162,276,885)
(Increase) decrease in swap agreements	313
(Increase) decrease in variation margin on futures contracts	163,336
(Increase) decrease in variation margin on swap agreements	224,569
(Increase) decrease in swaps premiums	(31,022)
(Increase) decrease in prepaid expenses and other assets	(1,270)
Increase (decrease) in payable for securities purchased	47,312,452
Increase (decrease) in payable due to brokers	1,695,000
Increase (decrease) in accrued advisory fees	19,224
Increase (decrease) in accrued service fees	5,028
Increase (decrease) in accrued support service expenses	324
Increase (decrease) in accrued custodian and portfolio accounting fees	(26,514)
Increase (decrease) in accrued shareholder report expenses	(4,076)
Increase (decrease) in accrued trustees’ fees and deferred compensation	2,698
Increase (decrease) in accrued other	2,405
Increase (decrease) in accrued other liabilities	37,739
Change in net unrealized (appreciation) depreciation on investments securities	(16,658,748)
Change in net unrealized (appreciation) depreciation on foreign currencies	338,559
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	683,186
Change in net unrealized (appreciation) depreciation on purchased options	(460,353)
Change in net unrealized (appreciation) depreciation on swaps (2)	(95,418)
Change in net unrealized (appreciation) depreciation on written options	1,536,152
Net realized (gain) loss on investment securities	(37,409,209)
Net realized (gain) loss on foreign currencies	(948,875)
Net realized (gain) loss on forward foreign currency contracts	3,973,830
Net realized (gain) loss on purchased options	(1,205,133)
Net realized (gain) loss on written options	(513,245)
Net amortization on investments	(1,232,050)
Net cash provided by (used in) operating activities (3)	(131,250,325)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	89,162,128
Payments on shares redeemed	(76,621,412)
Proceeds from sale-buyback financing transactions	1,847,159,769
Payment on sale-buyback financing transactions	(1,728,348,314)
Net cash provided by (used in) financing activities	131,352,171

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	101,846

CASH AND FOREIGN CURRENCY:
Beginning of Year	3,638,956
End of Year (4)	$ 3,740,802

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.

(2)	Excludes centrally cleared swaps included in variation margin.
(3)	Interest paid by the Fund was $989,541.
(4)	Includes cash (segregated for derivative investments) for the Fund of $1,787,000.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)	Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2020	$11.61	$0.28	$0.83	$1.11	$-	$-	$-	$12.72	0.74%	0.74%	2.29%	9.58%		$46,604	121%
2019	10.46	0.33	0.82	1.15	-	-	-	11.61	0.74%	0.74%	2.98%	10.92%		29,951	78%
2018	10.67	0.33	(0.54)	(0.21)	-	-	-	10.46	0.75%	0.75%	3.10%	(1.94%	)	21,244	83%
2017	10.16	0.28	0.23	0.51	-	-	-	10.67	0.74%	0.74%	2.69%	5.01%		18,368	73%
2016	9.66	0.28	0.22	0.50	-	-	-	10.16	0.75%	0.75%	2.73%	5.24%		6,489	69%
Class P
2020	11.72	0.31	0.83	1.14	-	-	-	12.86	0.54%	0.54%	2.53%	9.79%		563,135	121%
2019	10.54	0.36	0.82	1.18	-	-	-	11.72	0.55%	0.55%	3.17%	11.15%		523,920	78%
2018	10.73	0.35	(0.54)	(0.19)	-	-	-	10.54	0.55%	0.55%	3.28%	(1.75%	)	294,297	83%
2017	10.20	0.30	0.23	0.53	-	-	-	10.73	0.55%	0.55%	2.89%	5.21%		376,752	73%
2016	9.67	0.30	0.23	0.53	-	-	-	10.20	0.55%	0.55%	2.93%	5.45%		353,033	69%
Diversified Bond
Class I
2020	$11.03	$0.30	$0.84	$1.14	$-	$-	$-	$12.17	0.65%	0.65%	2.62%	10.35%		$474,148	176%
2019	9.76	0.34	0.93	1.27	-	-	-	11.03	0.65%	0.65%	3.21%	13.00%		568,139	276%
2018	9.90	0.33	(0.47)	(0.14)	-	-	-	9.76	0.65%	0.65%	3.37%	(1.36%	)	378,733	260%
2017	9.26	0.30	0.34	0.64	-	-	-	9.90	0.64%	0.64%	3.14%	6.88%		376,640	237%
2016	8.82	0.31	0.13	0.44	-	-	-	9.26	0.64%	0.64%	3.33%	5.04%		266,568	182%
Class P
2020	14.91	0.44	1.14	1.58	-	-	-	16.49	0.45%	0.45%	2.80%	10.57%		3,974,079	176%
2019	13.17	0.48	1.26	1.74	-	-	-	14.91	0.45%	0.45%	3.41%	13.22%		3,852,139	276%
2018	13.32	0.46	(0.61)	(0.15)	-	-	-	13.17	0.45%	0.45%	3.56%	(1.16%	)	2,753,754	260%
2017	12.44	0.43	0.45	0.88	-	-	-	13.32	0.44%	0.44%	3.34%	7.09%		3,475,577	237%
2016	11.82	0.44	0.18	0.62	-	-	-	12.44	0.44%	0.44%	3.53%	5.25%		3,556,290	182%
Floating Rate Income
Class I
2020	$12.59	$0.49	$0.10	$0.59	$-	$-	$-	$13.18	0.91%	0.86%	3.94%	4.71%		$236,995	107%
2019	11.65	0.62	0.32	0.94	-	-	-	12.59	0.93%	0.88%	5.07%	8.11%		250,135	105%
2018	11.65	0.58	(0.58)	-	-	-	-	11.65	0.94%	0.94%	4.86%	(0.03%	)	90,147	117%
2017	11.23	0.52	(0.10)	0.42	-	-	-	11.65	0.92%	0.92%	4.53%	3.76%		62,641	102%
2016	10.36	0.45	0.42	0.87	-	-	-	11.23	0.91%	0.91%	4.20%	8.38%		51,273	102%
Class P
2020	12.76	0.53	0.09	0.62	-	-	-	13.38	0.71%	0.66%	4.19%	4.92%		239,179	107%
2019	11.78	0.66	0.32	0.98	-	-	-	12.76	0.73%	0.68%	5.29%	8.30%		394,144	105%
2018	11.76	0.59	(0.57)	0.02	-	-	-	11.78	0.73%	0.73%	4.92%	0.17%		366,922	117%
2017	11.31	0.52	(0.07)	0.45	-	-	-	11.76	0.72%	0.72%	4.52%	3.97%		560,060	102%
2016	10.41	0.47	0.43	0.90	-	-	-	11.31	0.71%	0.71%	4.34%	8.60%		316,412	102%
High Yield Bond
Class I
2020	$8.87	$0.48	$0.03	$0.51	$-	$-	$-	$9.38	0.63%	0.63%	5.51%	5.74%		$342,507	59%
2019	7.78	0.45	0.64	1.09	-	-	-	8.87	0.64%	0.64%	5.32%	13.98%		319,345	59%
2018	8.05	0.42	(0.69)	(0.27)	-	-	-	7.78	0.63%	0.63%	5.27%	(3.27%	)	269,670	43%
2017	7.47	0.39	0.19	0.58	-	-	-	8.05	0.63%	0.63%	5.02%	7.75%		324,869	46%
2016	6.47	0.38	0.62	1.00	-	-	-	7.47	0.64%	0.64%	5.47%	15.37%		320,486	54%
Class P
2020	9.72	0.54	0.04	0.58	-	-	-	10.30	0.43%	0.43%	5.72%	5.96%		1,028,641	59%
2019	8.51	0.51	0.70	1.21	-	-	-	9.72	0.44%	0.44%	5.52%	14.21%		864,418	59%
2018	8.78	0.48	(0.75)	(0.27)	-	-	-	8.51	0.43%	0.43%	5.48%	(3.08%	)	771,581	43%
2017	8.14	0.45	0.19	0.64	-	-	-	8.78	0.43%	0.43%	5.23%	7.96%		522,717	46%
2016	7.04	0.43	0.67	1.10	-	-	-	8.14	0.44%	0.44%	5.70%	15.59%		568,522	54%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2020	$11.22	$0.12	$1.16	$1.28	$-	$-	$-	$12.50	0.88%	0.88	% (7)	0.99%	11.42%	$292,256	226%
2019	10.32	0.20	0.70	0.90	-	-	-	11.22	1.93%	1.93%		1.88%	8.64%	278,484	284%
2018	10.55	0.31	(0.54)	(0.23)	-	-	-	10.32	1.56%	1.56%		2.94%	(2.15%)	297,483	256%
2017	10.18	0.26	0.11	0.37	-	-	-	10.55	1.13%	1.13%		2.52%	3.68%	340,629	193%
2016	9.68	0.23	0.27	0.50	-	-	-	10.18	0.97%	0.97%		2.29%	5.12%	347,022	152%
Class P
2020	12.75	0.15	1.34	1.49	-	-	-	14.24	0.68%	0.68	% (7)	1.13%	11.64%	206,924	226%
2019	11.71	0.19	0.85	1.04	-	-	-	12.75	1.73%	1.73%		1.55%	8.86%	158,321	284%
2018	11.95	0.38	(0.62)	(0.24)	-	-	-	11.71	1.36%	1.36%		3.18%	(1.96%)	362,227	256%
2017	11.50	0.32	0.13	0.45	-	-	-	11.95	0.93%	0.93%		2.70%	3.89%	369,795	193%
2016	10.92	0.30	0.28	0.58	-	-	-	11.50	0.77%	0.77%		2.63%	5.33%	479,187	152%
Intermediate Bond
Class P
10/23/2020 - 12/31/2020	$10.00	$0.01	$0.15	$0.16	$-	$-	$-	$10.16	0.45%	0.45%		0.55%	1.57%	$1,090,654	82%
Managed Bond
Class I
2020	$13.78	$0.30	$0.85	$1.15	$-	$-	$-	$14.93	0.70%	0.69	% (7)	2.04%	8.34%	$898,530	574%
2019	12.70	0.38	0.70	1.08	-	-	-	13.78	1.00%	1.00%		2.87%	8.49%	829,816	606%
2018	12.78	0.33	(0.41)	(0.08)	-	-	-	12.70	1.04%	1.04%		2.65%	(0.60%)	840,708	608%
2017	12.20	0.32	0.26	0.58	-	-	-	12.78	0.69%	0.69%		2.55%	4.72%	880,799	636%
2016	11.86	0.32	0.02	0.34	-	-	-	12.20	0.67%	0.67%		2.66%	2.87%	858,051	485%
Class P
2020	15.22	0.36	0.94	1.30	-	-	-	16.52	0.50%	0.49	% (7)	2.23%	8.56%	2,096,829	574%
2019	14.00	0.46	0.76	1.22	-	-	-	15.22	0.80%	0.80%		3.08%	8.71%	2,541,514	606%
2018	14.06	0.39	(0.45)	(0.06)	-	-	-	14.00	0.84%	0.84%		2.83%	(0.40%)	1,456,611	608%
2017	13.40	0.38	0.28	0.66	-	-	-	14.06	0.49%	0.49%		2.75%	4.93%	1,918,966	636%
2016	13.00	0.38	0.02	0.40	-	-	-	13.40	0.48%	0.48%		2.85%	3.08%	2,326,067	485%
Short Duration Bond
Class I
2020	$10.37	$0.18	$0.20	$0.38	$-	$-	$-	$10.75	0.63%	0.63%		1.72%	3.73%	$511,791	83%
2019	9.95	0.24	0.18	0.42	-	-	-	10.37	0.64%	0.64%		2.33%	4.22%	465,453	131%
2018	9.84	0.20	(0.09)	0.11	-	-	-	9.95	0.64%	0.64%		2.00%	1.14%	483,827	101%
2017	9.71	0.14	(0.01)	0.13	-	-	-	9.84	0.63%	0.63%		1.38%	1.26%	481,572	52%
2016	9.55	0.11	0.05	0.16	-	-	-	9.71	0.63%	0.63%		1.15%	1.69%	419,185	112%
Class P
2020	10.80	0.21	0.21	0.42	-	-	-	11.22	0.43%	0.43%		1.90%	3.94%	1,035,575	83%
2019	10.34	0.27	0.19	0.46	-	-	-	10.80	0.43%	0.43%		2.53%	4.43%	837,740	131%
2018	10.20	0.21	(0.07)	0.14	-	-	-	10.34	0.43%	0.43%		2.07%	1.34%	518,877	101%
2017	10.06	0.16	(0.02)	0.14	-	-	-	10.20	0.43%	0.43%		1.58%	1.46%	1,680,469	52%
2016	9.87	0.13	0.06	0.19	-	-	-	10.06	0.43%	0.43%		1.34%	1.89%	1,234,505	112%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt
Class I
2020	$12.75	$0.54	($0.32)	$0.22	$-	$-	$-	$12.97	1.09%	1.07%	4.54%		1.75%		$84,108	82%
2019	11.64	0.68	0.43	1.11	-	-	-	12.75	1.05%	1.03%	5.48%		9.52%		54,255	55%
2018	12.31	0.66	(1.33)	(0.67)	-	-	-	11.64	1.04%	1.04%	5.57%		(5.45%	)	45,110	46%
2017	10.89	0.78	0.64	1.42	-	-	-	12.31	1.06%	1.06%	6.58%		13.09%		47,555	58%
2016	9.30	0.79	0.80	1.59	-	-	-	10.89	1.05%	1.05%	7.56%		17.02%		21,531	73%
Class P
2020	12.94	0.59	(0.34)	0.25	-	-	-	13.19	0.86%	0.84%	4.93%		1.96%		290,029	82%
2019	11.80	0.71	0.43	1.14	-	-	-	12.94	0.85%	0.83%	5.63%		9.74%		716,924	55%
2018	12.45	0.67	(1.32)	(0.65)	-	-	-	11.80	0.84%	0.83%	5.66%		(5.26%	)	1,029,570	46%
2017	10.98	0.81	0.66	1.47	-	-	-	12.45	0.86%	0.86%	6.83%		13.32%		325,005	58%
2016	9.37	0.81	0.80	1.61	-	-	-	10.98	0.85%	0.85%	7.83%		17.25%		576,440	73%
Dividend Growth
Class I
2020	$25.85	$0.23	$3.24	$3.47	$-	$-	$-	$29.32	0.88%	0.88%	0.92%		13.44%		$526,309	28%
2019	19.78	0.25	5.82	6.07	-	-	-	25.85	0.88%	0.88%	1.06%		30.64%		487,210	23%
2018	20.04	0.27	(0.53)	(0.26)	-	-	-	19.78	0.89%	0.89%	1.32%		(1.28%	)	373,346	27%
2017	16.83	0.19	3.02	3.21	-	-	-	20.04	0.89%	0.89%	1.05%		19.07%		404,609	18%
2016	15.10	0.22	1.51	1.73	-	-	-	16.83	0.89%	0.89%	1.42%		11.46%		362,404	25%
Class P
2020	28.42	0.31	3.57	3.88	-	-	-	32.30	0.68%	0.68%	1.12%		13.66%		1,356,736	28%
2019	21.71	0.32	6.39	6.71	-	-	-	28.42	0.69%	0.69%	1.25%		30.90%		950,491	23%
2018	21.95	0.35	(0.59)	(0.24)	-	-	-	21.71	0.70%	0.70%	1.55%		(1.09%	)	502,741	27%
2017	18.40	0.25	3.30	3.55	-	-	-	21.95	0.69%	0.69%	1.25%		19.31%		438,657	18%
2016	16.47	0.28	1.65	1.93	-	-	-	18.40	0.70%	0.70%	1.62%		11.68%		461,980	25%
Equity Index
Class I
2020	$78.55	$1.25	$12.97	$14.22	$-	$-	$-	$92.77	0.28%	0.28%	1.59%		18.11%		$3,129,087	7%
2019	59.92	1.22	17.41	18.63	-	-	-	78.55	0.28%	0.28%	1.74%		31.10%		2,672,446	6%
2018	62.89	1.08	(4.05)	(2.97)	-	-	-	59.92	0.28%	0.28%	1.66%		(4.73%	)	2,077,180	4%
2017	51.77	1.00	10.12	11.12	-	-	-	62.89	0.28%	0.28%	1.74%		21.48%		2,223,044	4%
2016	46.39	0.93	4.45	5.38	-	-	-	51.77	0.28%	0.28%	1.93%		11.61%		1,654,721	8%
Class P
2020	81.29	1.45	13.46	14.91	-	-	-	96.20	0.08%	0.08%	1.79%		18.35%		778,542	7%
2019	61.88	1.40	18.01	19.41	-	-	-	81.29	0.08%	0.08%	1.91%		31.36%		718,257	6%
2018	64.82	1.24	(4.18)	(2.94)	-	-	-	61.88	0.08%	0.08%	1.85%		(4.54%	)	391,230	4%
2017	53.26	1.14	10.42	11.56	-	-	-	64.82	0.08%	0.08%	1.93%		21.72%		884,163	4%
2016	47.62	1.05	4.59	5.64	-	-	-	53.26	0.08%	0.08%	2.12%		11.83%		683,382	8%
Focused Growth
Class I
2020	$38.06	($0.19)	$14.76	$14.57	$-	$-	$-	$52.63	0.97%	0.97%	(0.44%	)	38.29%		$291,287	42%
2019	28.09	(0.06)	10.03	9.97	-	-	-	38.06	0.97%	0.97%	(0.16%	)	35.46%		236,437	40%
2018	26.76	(0.07)	1.40	1.33	-	-	-	28.09	0.97%	0.97%	(0.24%	)	4.99%		180,115	41%
2017	20.66	(0.04)	6.14	6.10	-	-	-	26.76	0.97%	0.97%	(0.17%	)	29.50%		175,961	59%
2016	20.19	(0.03)	0.50	0.47	-	-	-	20.66	0.98%	0.98%	(0.15%	)	2.35%		135,803	58%
Class P
2020	38.77	(0.10)	15.06	14.96	-	-	-	53.73	0.76%	0.76%	(0.23%	)	38.58%		45	42%
2019	28.56	0.02	10.19	10.21	-	-	-	38.77	0.76%	0.76%	0.05%		35.75%		33	40%
2018	27.14	(0.01)	1.43	1.42	-	-	-	28.56	0.76%	0.76%	(0.03%	)	5.21%		24	41%
2017	20.92	0.01	6.21	6.22	-	-	-	27.14	0.76%	0.76%	0.04%		29.77%		23	59%
2016	20.39	0.01	0.52	0.53	-	-	-	20.92	0.76%	0.76%	0.07%		2.57%		18	58%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Growth
Class I
2020	$39.97	($0.12)	$12.74	$12.62	$-	$-	$-	$52.59	0.78%	0.78%	(0.28%	)	31.56%		$833,240	40%
2019	28.94	(0.04)	11.07	11.03	-	-	-	39.97	0.78%	0.78%	(0.12%	)	38.13%		709,513	28%
2018	28.26	(0.02)	0.70	0.68	-	-	-	28.94	0.78%	0.78%	(0.05%	)	2.40%		541,763	33%
2017	21.47	0.03	6.76	6.79	-	-	-	28.26	0.78%	0.78%	0.10%		31.64%		567,360	21%
2016	21.00	0.02	0.45	0.47	-	-	-	21.47	0.78%	0.78%	0.10%		2.21%		450,925	23%
Class P
2020	43.22	(0.04)	13.79	13.75	-	-	-	56.97	0.58%	0.58%	(0.08%	)	31.82%		1,496,227	40%
2019	31.23	0.03	11.96	11.99	-	-	-	43.22	0.58%	0.58%	0.08%		38.41%		1,244,042	28%
2018	30.43	0.05	0.75	0.80	-	-	-	31.23	0.58%	0.58%	0.14%		2.61%		764,599	33%
2017	23.07	0.08	7.28	7.36	-	-	-	30.43	0.58%	0.58%	0.30%		31.90%		627,046	21%
2016	22.53	0.07	0.47	0.54	-	-	-	23.07	0.58%	0.58%	0.29%		2.42%		528,725	23%
Large-Cap Growth
Class I
2020	$14.81	($0.07)	$5.75	$5.68	$-	$-	$-	$20.49	0.93%	0.89%	(0.40%	)	38.35%		$420,994	42%
2019	11.19	(0.04)	3.66	3.62	-	-	-	14.81	0.94%	0.89%	(0.30%	)	32.34%		308,203	42%
2018	10.98	(0.01)	0.22	0.21	-	-	-	11.19	0.93%	0.89%	(0.09%	)	1.89%		241,246	65%
2017	8.21	(0.01)	2.78	2.77	-	-	-	10.98	0.94%	0.90%	(0.12%	)	33.69%		231,786	48%
2016	8.17	(0.01)	0.05	0.04	-	-	-	8.21	0.94%	0.90%	(0.12%	)	0.51%		174,148	85%
Class P
2020	17.47	(0.04)	6.78	6.74	-	-	-	24.21	0.73%	0.69%	(0.20%	)	38.62%		1,132,392	42%
2019	13.17	(0.02)	4.32	4.30	-	-	-	17.47	0.74%	0.69%	(0.10%	)	32.61%		1,059,043	42%
2018	12.90	0.02	0.25	0.27	-	-	-	13.17	0.74%	0.69%	0.12%		2.09%		993,572	65%
2017	9.63	0.01	3.26	3.27	-	-	-	12.90	0.74%	0.70%	0.07%		33.96%		628,397	48%
2016	9.56	0.01	0.06	0.07	-	-	-	9.63	0.74%	0.70%	0.08%		0.71%		768,176	85%
Large-Cap Value
Class I
2020	$25.76	$0.35	$1.17	$1.52	$-	$-	$-	$27.28	0.83%	0.83%	1.48%		5.87%		$376,337	33%
2019	20.05	0.35	5.36	5.71	-	-	-	25.76	0.84%	0.84%	1.52%		28.46%		377,392	10%
2018	22.12	0.30	(2.37)	(2.07)	-	-	-	20.05	0.83%	0.83%	1.36%		(9.35%	)	322,823	13%
2017	19.41	0.26	2.45	2.71	-	-	-	22.12	0.82%	0.82%	1.26%		13.95%		391,088	10%
2016	17.20	0.26	1.95	2.21	-	-	-	19.41	0.83%	0.83%	1.48%		12.87%		371,901	12%
Class P
2020	28.32	0.43	1.30	1.73	-	-	-	30.05	0.63%	0.63%	1.65%		6.08%		1,216,921	33%
2019	22.00	0.44	5.88	6.32	-	-	-	28.32	0.64%	0.64%	1.73%		28.72%		833,371	10%
2018	24.23	0.37	(2.60)	(2.23)	-	-	-	22.00	0.63%	0.63%	1.54%		(9.17%	)	992,336	13%
2017	21.22	0.33	2.68	3.01	-	-	-	24.23	0.62%	0.62%	1.46%		14.17%		1,691,444	10%
2016	18.76	0.33	2.13	2.46	-	-	-	21.22	0.63%	0.63%	1.69%		13.09%		1,671,640	12%
Main Street Core
Class I
2020	$47.17	$0.46	$6.11	$6.57	$-	$-	$-	$53.74	0.68%	0.68%	0.99%		13.94%		$625,521	56%
2019	35.70	0.51	10.96	11.47	-	-	-	47.17	0.68%	0.68%	1.20%		32.13%		626,936	42%
2018	38.70	0.50	(3.50)	(3.00)	-	-	-	35.70	0.68%	0.68%	1.27%		(7.74%	)	533,368	62%
2017	33.05	0.47	5.18	5.65	-	-	-	38.70	0.68%	0.68%	1.30%		17.08%		590,847	37%
2016	29.56	0.46	3.03	3.49	-	-	-	33.05	0.68%	0.68%	1.51%		11.83%		565,181	29%
Class P
2020	52.60	0.61	6.84	7.45	-	-	-	60.05	0.48%	0.48%	1.17%		14.16%		578,315	56%
2019	39.73	0.66	12.21	12.87	-	-	-	52.60	0.48%	0.48%	1.40%		32.40%		459,756	42%
2018	42.98	0.63	(3.88)	(3.25)	-	-	-	39.73	0.48%	0.48%	1.44%		(7.56%	)	426,489	62%
2017	36.64	0.60	5.74	6.34	-	-	-	42.98	0.48%	0.48%	1.50%		17.32%		776,979	37%
2016	32.70	0.57	3.37	3.94	-	-	-	36.64	0.48%	0.48%	1.69%		12.05%		736,645	29%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Mid-Cap Equity
Class I
2020	$23.03	$0.10	$6.23	$6.33	$-	$-	$-	$29.36	0.88%	0.88%	0.44%		27.51%		$420,292	103%
2019	19.06	0.21	3.76	3.97	-	-	-	23.03	0.88%	0.88%	0.97%		20.84%		365,156	166%
2018	21.11	0.14	(2.19)	(2.05)	-	-	-	19.06	0.88%	0.88%	0.64%		(9.72%	)	319,749	146%
2017	16.98	0.09	4.04	4.13	-	-	-	21.11	0.88%	0.88%	0.46%		24.27%		369,225	74%
2016	14.34	0.14	2.50	2.64	-	-	-	16.98	0.88%	0.88%	0.95%		18.42%		327,162	133%
Class P
2020	28.42	0.19	7.71	7.90	-	-	-	36.32	0.68%	0.68%	0.67%		27.77%		398,953	103%
2019	23.48	0.32	4.62	4.94	-	-	-	28.42	0.68%	0.68%	1.17%		21.09%		702,213	166%
2018	25.95	0.22	(2.69)	(2.47)	-	-	-	23.48	0.68%	0.68%	0.84%		(9.54%	)	480,884	146%
2017	20.84	0.15	4.96	5.11	-	-	-	25.95	0.68%	0.68%	0.65%		24.52%		490,130	74%
2016	17.56	0.20	3.08	3.28	-	-	-	20.84	0.68%	0.68%	1.10%		18.66%		753,255	133%
Mid-Cap Growth
Class I
2020	$18.30	($0.07)	$9.24	$9.17	$-	$-	$-	$27.47	0.93%	0.91%	(0.34%	)	50.14%		$474,569	21%
2019	13.22	(0.04)	5.12	5.08	-	-	-	18.30	0.93%	0.91%	(0.27%	)	38.45%		367,697	24%
2018	13.19	(0.02)	0.05	0.03	-	-	-	13.22	0.93%	0.90%	(0.17%	)	0.16%		280,053	55%
2017	10.35	- (8)	2.84	2.84	-	-	-	13.19	0.93%	0.90%	0.03%		27.49%		290,867	25%
2016	9.74	0.03	0.58	0.61	-	-	-	10.35	0.93%	0.90%	0.26%		6.27%		231,917	26%
Class P
2020	20.09	(0.03)	10.17	10.14	-	-	-	30.23	0.73%	0.71%	(0.14%	)	50.44%		537,942	21%
2019	14.48	(0.01)	5.62	5.61	-	-	-	20.09	0.73%	0.71%	(0.08%	)	38.73%		586,278	24%
2018	14.43	- (8)	0.05	0.05	-	-	-	14.48	0.73%	0.71%	0.02%		0.36%		470,124	55%
2017	11.30	0.02	3.11	3.13	-	-	-	14.43	0.73%	0.71%	0.20%		27.74%		137,708	25%
2016	10.61	0.05	0.64	0.69	-	-	-	11.30	0.73%	0.70%	0.42%		6.48%		198,792	26%
Mid-Cap Value
Class I
2020	$20.45	$0.18	$0.95	$1.13	$-	$-	$-	$21.58	0.93%	0.93%	1.02%		5.52%		$109,677	48%
2019	15.74	0.17	4.54	4.71	-	-	-	20.45	0.93%	0.93%	0.92%		29.94%		119,570	37%
2018	18.47	0.14	(2.87)	(2.73)	-	-	-	15.74	0.92%	0.92%	0.77%		(14.79%	)	94,015	56%
2017	16.00	0.10	2.37	2.47	-	-	-	18.47	0.91%	0.91%	0.56%		15.46%		116,569	57%
2016	13.88	0.15	1.97	2.12	-	-	-	16.00	0.92%	0.92%	1.07%		15.29%		101,566	50%
Class P
2020	30.30	0.33	1.40	1.73	-	-	-	32.03	0.73%	0.73%	1.23%		5.73%		730,338	48%
2019	23.27	0.30	6.73	7.03	-	-	-	30.30	0.73%	0.73%	1.10%		30.20%		910,059	37%
2018	27.26	0.25	(4.24)	(3.99)	-	-	-	23.27	0.71%	0.71%	0.94%		(14.62%	)	973,693	56%
2017	23.56	0.19	3.51	3.70	-	-	-	27.26	0.71%	0.71%	0.76%		15.69%		1,691,696	57%
2016	20.39	0.27	2.90	3.17	-	-	-	23.56	0.72%	0.72%	1.27%		15.52%		1,452,622	50%
Small-Cap Equity
Class I
2020	$22.66	$0.25	$0.98	$1.23	$-	$-	$-	$23.89	1.03%	0.93%	1.29%		5.42%		$87,097	46%
2019	18.28	0.29	4.09	4.38	-	-	-	22.66	1.02%	0.92%	1.40%		23.96%		84,882	39%
2018	20.99	0.23	(2.94)	(2.71)	-	-	-	18.28	1.02%	0.92%	1.09%		(12.91%	)	70,229	35%
2017	19.31	0.20	1.48	1.68	-	-	-	20.99	1.01%	0.91%	1.03%		8.72%		94,677	28%
2016	14.80	0.17	4.34	4.51	-	-	-	19.31	0.99%	0.89%	1.04%		30.42%		91,309	28%
Class P
2020	29.60	0.37	1.30	1.67	-	-	-	31.27	0.83%	0.73%	1.46%		5.63%		104,196	46%
2019	23.83	0.43	5.34	5.77	-	-	-	29.60	0.82%	0.72%	1.60%		24.21%		168,886	39%
2018	27.31	0.35	(3.83)	(3.48)	-	-	-	23.83	0.82%	0.72%	1.26%		(12.74%	)	167,917	35%
2017	25.07	0.31	1.93	2.24	-	-	-	27.31	0.81%	0.71%	1.22%		8.94%		427,221	28%
2016	19.19	0.25	5.63	5.88	-	-	-	25.07	0.79%	0.69%	1.22%		30.68%		502,686	28%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Growth
Class I
2020	$21.14	($0.09)	$11.83	$11.74	$-	$-	$-	$32.88	0.84%	0.84%	(0.36%	)	55.58%		$208,805	175%
2019	16.02	(0.15)	5.27	5.12	-	-	-	21.14	0.84%	0.84%	(0.72%	)	31.90%		155,017	99%
2018	15.18	(0.10)	0.94	0.84	-	-	-	16.02	0.84%	0.84%	(0.55%	)	5.55%		130,454	102%
2017	11.66	(0.06)	3.58	3.52	-	-	-	15.18	0.83%	0.83%	(0.44%	)	30.21%		128,927	97%
2016	11.95	(0.03)	(0.26)	(0.29)	-	-	-	11.66	0.83%	0.83%	(0.28%	)	(2.46%	)	112,101	190%
Class P
2020	24.96	(0.04)	13.99	13.95	-	-	-	38.91	0.64%	0.64%	(0.13%	)	55.89%		99,319	175%
2019	18.89	(0.12)	6.19	6.07	-	-	-	24.96	0.64%	0.64%	(0.52%	)	32.17%		42,086	99%
2018	17.86	(0.07)	1.10	1.03	-	-	-	18.89	0.64%	0.64%	(0.33%	)	5.75%		46,225	102%
2017	13.69	(0.04)	4.21	4.17	-	-	-	17.86	0.64%	0.64%	(0.24%	)	30.47%		118,183	97%
2016	14.01	(0.02)	(0.30)	(0.32)	-	-	-	13.69	0.63%	0.63%	(0.19%	)	(2.27%	)	124,319	190%
Small-Cap Index
Class I
2020	$25.88	$0.20	$4.76	$4.96	$-	$-	$-	$30.84	0.55%	0.55%	0.85%		19.16%		$610,657	20%
2019	20.74	0.22	4.92	5.14	-	-	-	25.88	0.55%	0.55%	0.93%		24.80%		553,267	12%
2018	23.45	0.21	(2.92)	(2.71)	-	-	-	20.74	0.55%	0.55%	0.87%		(11.55%	)	450,257	16%
2017	20.56	0.19	2.70	2.89	-	-	-	23.45	0.56%	0.56%	0.88%		14.06%		527,673	11%
2016	17.04	0.20	3.32	3.52	-	-	-	20.56	0.53%	0.53%	1.11%		20.66%		480,651	18%
Class P
2020	26.28	0.25	4.84	5.09	-	-	-	31.37	0.35%	0.35%	1.05%		19.39%		185,980	20%
2019	21.01	0.27	5.00	5.27	-	-	-	26.28	0.35%	0.35%	1.11%		25.05%		156,017	12%
2018	23.71	0.26	(2.96)	(2.70)	-	-	-	21.01	0.35%	0.35%	1.04%		(11.38%	)	248,932	16%
2017	20.75	0.22	2.74	2.96	-	-	-	23.71	0.37%	0.37%	1.04%		14.29%		362,997	11%
2016	17.16	0.24	3.35	3.59	-	-	-	20.75	0.33%	0.33%	1.33%		20.90%		703,619	18%
Small-Cap Value
Class I
2020	$21.97	$0.14	$0.62	$0.76	$-	$-	$-	$22.73	0.99%	0.99%	0.81%		3.44%		$201,788	51%
2019	17.93	0.12	3.92	4.04	-	-	-	21.97	0.98%	0.98%	0.59%		22.58%		207,494	36%
2018	21.41	0.06	(3.54)	(3.48)	-	-	-	17.93	0.98%	0.98%	0.28%		(16.29%	)	178,406	37%
2017	19.71	0.04	1.66	1.70	-	-	-	21.41	0.98%	0.98%	0.18%		8.65%		231,864	45%
2016	15.21	0.03	4.47	4.50	-	-	-	19.71	0.98%	0.98%	0.21%		29.60%		234,182	64%
Class P
2020	26.80	0.22	0.76	0.98	-	-	-	27.78	0.79%	0.79%	0.99%		3.64%		106,613	51%
2019	21.82	0.19	4.79	4.98	-	-	-	26.80	0.78%	0.78%	0.77%		22.83%		171,032	36%
2018	26.02	0.11	(4.31)	(4.20)	-	-	-	21.82	0.78%	0.78%	0.43%		(16.12%	)	186,530	37%
2017	23.90	0.09	2.03	2.12	-	-	-	26.02	0.78%	0.78%	0.39%		8.87%		455,577	45%
2016	18.40	0.08	5.42	5.50	-	-	-	23.90	0.78%	0.78%	0.41%		29.85%		420,665	64%
Value
Class I
2020	$17.28	$0.28	($1.47)	($1.19)	$-	$-	$-	$16.09	0.95%	0.92%	1.96%		(6.94%	)	$242,064	123%
2019	13.86	0.29	3.13	3.42	-	-	-	17.28	0.94%	0.93%	1.84%		24.72%		268,920	31%
2018	15.81	0.23	(2.18)	(1.95)	-	-	-	13.86	0.94%	0.93%	1.44%		(12.37%	)	232,352	19%
2017	13.43	0.19	2.19	2.38	-	-	-	15.81	0.94%	0.92%	1.33%		17.76%		280,712	13%
2016	11.43	0.24	1.76	2.00	-	-	-	13.43	0.94%	0.93%	2.07%		17.50%		267,692	16%
Class P
2020	19.81	0.36	(1.70)	(1.34)	-	-	-	18.47	0.75%	0.72%	2.17%		(6.75%	)	547,526	123%
2019	15.85	0.37	3.59	3.96	-	-	-	19.81	0.75%	0.73%	2.02%		24.97%		807,432	31%
2018	18.05	0.30	(2.50)	(2.20)	-	-	-	15.85	0.74%	0.73%	1.63%		(12.20%	)	443,178	19%
2017	15.30	0.25	2.50	2.75	-	-	-	18.05	0.74%	0.73%	1.54%		18.00%		735,493	13%
2016	12.99	0.30	2.01	2.31	-	-	-	15.30	0.74%	0.73%	2.31%		17.73%		823,679	16%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)	Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Value Advantage
Class I
2020	$19.54	$0.28	($0.83)	($0.55)	$-	$-	$-	$18.99	0.89%	0.89%	1.68%	(2.78%	)	$56,754	33%
2019	15.39	0.29	3.86	4.15	-	-	-	19.54	0.89%	0.89%	1.63%	26.96%		50,905	17%
2018	16.92	0.29	(1.82)	(1.53)	-	-	-	15.39	0.89%	0.88%	1.70%	(9.06%	)	34,468	20%
2017	14.80	0.21	1.91	2.12	-	-	-	16.92	0.89%	0.88%	1.34%	14.32%		34,916	25%
2016	12.71	0.19	1.90	2.09	-	-	-	14.80	0.89%	0.89%	1.44%	16.49%		28,573	28%
Class P
2020	19.80	0.31	(0.82)	(0.51)	-	-	-	19.29	0.69%	0.69%	1.87%	(2.58%	)	1,029,439	33%
2019	15.56	0.33	3.91	4.24	-	-	-	19.80	0.69%	0.69%	1.82%	27.21%		886,218	17%
2018	17.08	0.32	(1.84)	(1.52)	-	-	-	15.56	0.69%	0.68%	1.87%	(8.88%	)	790,239	20%
2017	14.91	0.24	1.93	2.17	-	-	-	17.08	0.69%	0.68%	1.55%	14.55%		1,285,850	25%
2016	12.78	0.22	1.91	2.13	-	-	-	14.91	0.69%	0.69%	1.65%	16.72%		1,216,120	28%
Emerging Markets
Class I
2020	$20.57	$0.04	$3.52	$3.56	$-	$-	$-	$24.13	1.04%	1.04%	0.22%	17.33%		$469,683	36%
2019	16.38	0.12	4.07	4.19	-	-	-	20.57	1.07%	1.07%	0.67%	25.60%		446,118	28%
2018	18.61	0.11	(2.34)	(2.23)	-	-	-	16.38	1.06%	1.06%	0.61%	(11.99%	)	383,056	35%
2017	13.83	0.08	4.70	4.78	-	-	-	18.61	1.06%	1.06%	0.50%	34.52%		447,624	37%
2016	12.99	0.08	0.76	0.84	-	-	-	13.83	1.07%	1.07%	0.57%	6.46%		337,690	33%
Class P
2020	21.34	0.09	3.66	3.75	-	-	-	25.09	0.84%	0.84%	0.44%	17.56%		1,112,611	36%
2019	16.96	0.15	4.23	4.38	-	-	-	21.34	0.87%	0.87%	0.81%	25.85%		1,011,549	28%
2018	19.23	0.15	(2.42)	(2.27)	-	-	-	16.96	0.86%	0.86%	0.79%	(11.82%	)	1,318,856	35%
2017	14.27	0.12	4.84	4.96	-	-	-	19.23	0.86%	0.86%	0.72%	34.78%		1,672,893	37%
2016	13.37	0.11	0.79	0.90	-	-	-	14.27	0.87%	0.87%	0.79%	6.68%		1,498,659	33%
International Large-Cap
Class I
2020	$10.84	$0.08	$1.08	$1.16	$-	$-	$-	$12.00	1.01%	1.01%	0.75%	10.74%		$626,819	19%
2019	8.47	0.17	2.20	2.37	-	-	-	10.84	1.01%	1.01%	1.72%	28.03%		595,183	10%
2018	9.60	0.13	(1.26)	(1.13)	-	-	-	8.47	1.00%	1.00%	1.40%	(11.81%	)	493,737	15%
2017	7.53	0.11	1.96	2.07	-	-	-	9.60	1.00%	1.00%	1.30%	27.51%		571,592	10%
2016	7.53	0.10	(0.10)	- (8)	-	-	-	7.53	1.00%	1.00%	1.42%	(0.08%	)	499,395	17%
Class P
2020	11.68	0.10	1.18	1.28	-	-	-	12.96	0.81%	0.81%	0.93%	10.96%		1,056,100	19%
2019	9.10	0.21	2.37	2.58	-	-	-	11.68	0.80%	0.80%	1.98%	28.29%		1,084,523	10%
2018	10.30	0.17	(1.37)	(1.20)	-	-	-	9.10	0.80%	0.80%	1.72%	(11.63%	)	1,413,770	15%
2017	8.06	0.16	2.08	2.24	-	-	-	10.30	0.80%	0.80%	1.68%	27.76%		1,115,876	10%
2016	8.05	0.14	(0.13)	0.01	-	-	-	8.06	0.80%	0.80%	1.75%	0.12%		1,406,106	17%
International Small-Cap
Class I
2020	$10.76	$0.12	$0.78	$0.90	$-	$-	$-	$11.66	1.10%	1.10%	1.28%	8.42%		$89,998	48%
2019	8.96	0.17	1.63	1.80	-	-	-	10.76	1.13%	1.13%	1.71%	20.07%		95,316	55%
2018	11.51	0.16	(2.71)	(2.55)	-	-	-	8.96	1.09%	1.09%	1.44%	(22.16%	)	80,593	37%
2017	8.73	0.12	2.66	2.78	-	-	-	11.51	1.09%	1.09%	1.15%	31.92%		91,245	49%
2016	8.44	0.10	0.19	0.29	-	-	-	8.73	1.09%	1.08%	1.16%	3.42%		74,989	51%
Class P
2020	14.86	0.20	1.08	1.28	-	-	-	16.14	0.90%	0.90%	1.54%	8.64%		186,062	48%
2019	12.35	0.22	2.29	2.51	-	-	-	14.86	0.91%	0.91%	1.64%	20.31%		180,917	55%
2018	15.83	0.24	(3.72)	(3.48)	-	-	-	12.35	0.89%	0.89%	1.58%	(22.00%	)	507,601	37%
2017	11.98	0.20	3.65	3.85	-	-	-	15.83	0.89%	0.89%	1.46%	32.18%		905,098	49%
2016	11.56	0.17	0.25	0.42	-	-	-	11.98	0.89%	0.88%	1.48%	3.63%		1,079,140	51%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Value
Class I
2020	$12.77	$0.19	($1.11)	($0.92)	$-	$-	$-	$11.85	0.90%	0.90%	1.83%		(7.17%	)	$272,016	66%
2019	10.95	0.32	1.50	1.82	-	-	-	12.77	0.89%	0.89%	2.70%		16.60%		290,316	27%
2018	12.87	0.28	(2.20)	(1.92)	-	-	-	10.95	0.89%	0.89%	2.20%		(14.96%	)	256,738	33%
2017	10.59	0.35	1.93	2.28	-	-	-	12.87	0.90%	0.90%	2.95%		21.57%		303,692	108%
2016	10.28	0.24	0.07	0.31	-	-	-	10.59	0.90%	0.90%	2.45%		2.98%		266,742	59%
Class P
2020	14.33	0.23	(1.23)	(1.00)	-	-	-	13.33	0.70%	0.70%	1.94%		(6.98%	)	1,065,402	66%
2019	12.27	0.38	1.68	2.06	-	-	-	14.33	0.69%	0.69%	2.87%		16.83%		1,239,876	27%
2018	14.39	0.36	(2.48)	(2.12)	-	-	-	12.27	0.69%	0.69%	2.56%		(14.79%	)	1,384,976	33%
2017	11.82	0.42	2.15	2.57	-	-	-	14.39	0.70%	0.70%	3.15%		21.81%		1,118,795	108%
2016	11.45	0.29	0.08	0.37	-	-	-	11.82	0.70%	0.70%	2.60%		3.18%		793,592	59%
Health Sciences
Class I
2020	$48.49	($0.01)	$9.12	$9.11	$-	$-	$-	$57.60	1.14%	1.14%	(0.03%	)	18.79%		$454,545	21%
2019	38.55	0.01	9.93	9.94	-	-	-	48.49	1.14%	1.14%	0.03%		25.77%		420,805	39%
2018	35.73	0.04	2.78	2.82	-	-	-	38.55	1.13%	1.13%	0.10%		7.90%		374,644	30%
2017	28.82	0.01	6.90	6.91	-	-	-	35.73	1.13%	1.13%	0.03%		23.97%		382,294	37%
2016	30.65	0.02	(1.85)	(1.83)	-	-	-	28.82	1.13%	1.13%	0.08%		(5.97%	)	318,388	48%
Class P
2020	53.23	0.10	10.03	10.13	-	-	-	63.36	0.93%	0.93%	0.16%		19.03%		530	21%
2019	42.24	0.11	10.88	10.99	-	-	-	53.23	0.93%	0.93%	0.24%		26.04%		41	39%
2018	39.06	0.13	3.05	3.18	-	-	-	42.24	0.92%	0.92%	0.31%		8.12%		33	30%
2017	31.44	0.09	7.53	7.62	-	-	-	39.06	0.91%	0.91%	0.24%		24.23%		30	37%
2016	33.37	0.09	(2.02)	(1.93)	-	-	-	31.44	0.92%	0.92%	0.29%		(5.77%	)	24	48%
Real Estate
Class I
2020	$29.43	$0.99	($1.96)	($0.97)	$-	$-	$-	$28.46	1.07%	0.98%	3.73%		(3.28%	)	$242,921	38%
2019	22.41	0.49	6.53	7.02	-	-	-	29.43	1.06%	0.97%	1.80%		31.28%		282,511	33%
2018	24.22	0.91	(2.72)	(1.81)	-	-	-	22.41	1.07%	1.05%	3.91%		(7.45%	)	232,920	87%
2017	23.46	0.01	0.75	0.76	-	-	-	24.22	1.06%	1.06%	0.06%		3.24%		285,963	44%
2016	22.01	0.59	0.86	1.45	-	-	-	23.46	1.06%	1.06%	2.59%		6.59%		313,208	21%
Class P
2020	30.76	1.00	(1.95)	(0.95)	-	-	-	29.81	0.87%	0.78%	3.57%		(3.08%	)	235,401	38%
2019	23.38	0.56	6.82	7.38	-	-	-	30.76	0.87%	0.78%	1.95%		31.55%		404,175	33%
2018	25.22	0.92	(2.76)	(1.84)	-	-	-	23.38	0.87%	0.86%	3.81%		(7.27%	)	147,732	87%
2017	24.38	(0.08)	0.92	0.84	-	-	-	25.22	0.86%	0.86%	(0.33%	)	3.44%		249,186	44%
2016	22.82	0.64	0.92	1.56	-	-	-	24.38	0.86%	0.86%	2.69%		6.80%		370,544	21%
Technology
Class I
2020	$9.86	($0.09)	$4.75	$4.66	$-	$-	$-	$14.52	1.14%	1.14%	(0.78%	)	47.24%		$287,129	44%
2019	7.23	(0.06)	2.69	2.63	-	-	-	9.86	1.15%	1.15%	(0.71%	)	36.32%		189,301	28%
2018	7.11	(0.05)	0.17	0.12	-	-	-	7.23	1.14%	1.14%	(0.63%	)	1.79%		145,479	31%
2017	5.12	(0.03)	2.02	1.99	-	-	-	7.11	1.14%	1.14%	(0.54%	)	38.78%		134,386	31%
2016	5.48	(0.03)	(0.33)	(0.36)	-	-	-	5.12	1.16%	1.16%	(0.53%	)	(6.61%	)	87,182	104%
Class P
2020	12.51	(0.10)	6.04	5.94	-	-	-	18.45	0.94%	0.94%	(0.61%	)	47.54%		482	44%
2019	9.15	(0.05)	3.41	3.36	-	-	-	12.51	0.93%	0.93%	(0.48%	)	36.63%		26	28%
2018	8.97	(0.04)	0.22	0.18	-	-	-	9.15	0.93%	0.93%	(0.42%	)	2.00%		17	31%
2017	6.45	(0.03)	2.55	2.52	-	-	-	8.97	0.92%	0.92%	(0.33%	)	39.08%		16	31%
2016	6.89	(0.02)	(0.42)	(0.44)	-	-	-	6.45	0.94%	0.94%	(0.32%	)	(6.41%	)	12	104%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PSF DFA Balanced Allocation
Class D
2020	$13.42	$0.19		$1.43	$1.62	$-	$-	$-	$15.04	0.49%	0.49%	1.44%		12.11%		$310,280	11%
2019	11.20	0.24		1.98	2.22	-	-	-	13.42	0.50%	0.50%	1.90%		19.75%		243,088	15%
2018	11.94	0.32		(1.06)	(0.74)	-	-	-	11.20	0.54%	0.54%	2.69%		(6.19%	)	161,971	11%
2017	10.57	0.30		1.07	1.37	-	-	-	11.94	0.59%	0.55%	2.65%		12.98%		102,404	16%
04/29/2016 - 12/31/2016	10.00	0.24		0.33	0.57	-	-	-	10.57	0.85%	0.55%	3.50%		5.72%		33,115	30%
Class P
2020	13.42	0.28		1.39	1.67	-	-	-	15.09	0.23%	0.23%	2.01%		12.40%		100	11%
10/31/2019 - 12/31/2019	12.97	0.08		0.37	0.45	-	-	-	13.42	0.23%	0.23%	3.77%		3.53%		24	15%
Pacific Dynamix-Conservative Growth
Class I
2020	$17.37	($0.07)		$2.19	$2.12	$-	$-	$-	$19.49	0.43%	0.37%	(0.37%	)	12.21%		$644,310	24%
2019	15.04	(0.06)		2.39	2.33	-	-	-	17.37	0.42%	0.37%	(0.37%	)	15.47%		573,500	13%
2018	15.64	(0.06)		(0.54)	(0.60)	-	-	-	15.04	0.43%	0.38%	(0.38%	)	(3.84%	)	516,504	9%
2017	14.23	(0.06)		1.47	1.41	-	-	-	15.64	0.42%	0.37%	(0.37%	)	9.94%		554,361	11%
2016	13.32	(0.05)		0.96	0.91	-	-	-	14.23	0.42%	0.37%	(0.37%	)	6.84%		522,146	8%
Class P
2020	17.37	(0.03)		2.19	2.16	-	-	-	19.53	0.23%	0.17%	(0.17%	)	12.44%		565	24%
10/31/2019 - 12/31/2019	16.92	(-	) (8)	0.45	0.45	-	-	-	17.37	0.22%	0.17%	(0.17%	)	2.70%		58	13%
Pacific Dynamix-Moderate Growth
Class I
2020	$22.00	($0.08)		$3.29	$3.21	$-	$-	$-	$25.21	0.42%	0.37%	(0.37%	)	14.58%		$2,734,225	21%
2019	18.50	(0.07)		3.57	3.50	-	-	-	22.00	0.42%	0.37%	(0.37%	)	18.94%		2,535,186	10%
2018	19.58	(0.07)		(1.01)	(1.08)	-	-	-	18.50	0.42%	0.37%	(0.37%	)	(5.53%	)	2,250,973	8%
2017	17.21	(0.07)		2.44	2.37	-	-	-	19.58	0.41%	0.36%	(0.36%	)	13.79%		2,413,720	6%
2016	15.87	(0.06)		1.40	1.34	-	-	-	17.21	0.42%	0.37%	(0.37%	)	8.45%		2,022,205	5%
Class P
2020	22.01	(0.04)		3.30	3.26	-	-	-	25.27	0.22%	0.17%	(0.17%	)	14.81%		1,343	21%
10/31/2019 - 12/31/2019	21.21	(0.01)		0.81	0.80	-	-	-	22.01	0.21%	0.16%	(0.16%	)	3.75%		303	10%
Pacific Dynamix-Growth
Class I
2020	$24.91	($0.09)		$4.03	$3.94	$-	$-	$-	$28.85	0.42%	0.37%	(0.37%	)	15.79%		$1,267,281	19%
2019	20.26	(0.08)		4.73	4.65	-	-	-	24.91	0.42%	0.37%	(0.37%	)	22.94%		868,260	14%
2018	21.86	(0.08)		(1.52)	(1.60)	-	-	-	20.26	0.42%	0.37%	(0.37%	)	(7.28%	)	717,105	14%
2017	18.60	(0.07)		3.33	3.26	-	-	-	21.86	0.42%	0.36%	(0.36%	)	17.52%		772,806	13%
2016	16.88	(0.06)		1.78	1.72	-	-	-	18.60	0.42%	0.37%	(0.37%	)	10.17%		624,976	10%
Class P
2020	24.92	(0.04)		4.03	3.99	-	-	-	28.91	0.22%	0.17%	(0.17%	)	16.02%		3,086	19%
10/31/2019 - 12/31/2019	23.78	(0.01)		1.15	1.14	-	-	-	24.92	0.21%	0.18%	(0.18%	)	4.77%		85	14%
Portfolio Optimization Conservative
Class I
2020	$13.89	($0.04)		$1.14	$1.10	$-	$-	$-	$14.99	0.32%	0.32%	(0.32%	)	7.88%		$1,677,166	47%
2019	12.38	(0.04)		1.55	1.51	-	-	-	13.89	0.32%	0.32%	(0.32%	)	12.20%		1,547,975	25%
2018	12.81	(0.04)		(0.39)	(0.43)	-	-	-	12.38	0.32%	0.32%	(0.32%	)	(3.38%	)	1,513,368	18%
2017	11.93	(0.04)		0.92	0.88	-	-	-	12.81	0.32%	0.32%	(0.31%	)	7.37%		1,819,223	11%
2016	11.28	(0.04)		0.69	0.65	-	-	-	11.93	0.32%	0.32%	(0.32%	)	5.83%		2,019,885	29%
Class P
2020	13.90	(0.02)		1.14	1.12	-	-	-	15.02	0.12%	0.12%	(0.12%	)	8.10%		178	47%
10/31/2019 - 12/31/2019	13.68	(-	) (8)	0.22	0.22	-	-	-	13.90	0.11%	0.11%	(0.11%	)	1.61%		159	25%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Moderate-Conservative
Class I
2020	$15.22	($0.05)		$1.56	$1.51	$-	$-	$-	$16.73	0.32%	0.32%	(0.32%	)	9.97%		$2,366,379	29%
2019	13.20	(0.05)		2.07	2.02	-	-	-	15.22	0.32%	0.32%	(0.32%	)	15.28%		2,439,237	19%
2018	13.89	(0.04)		(0.65)	(0.69)	-	-	-	13.20	0.32%	0.32%	(0.32%	)	(4.99%	)	2,436,704	19%
2017	12.54	(0.04)		1.39	1.35	-	-	-	13.89	0.31%	0.31%	(0.31%	)	10.79%		3,012,199	9%
2016	11.74	(0.04)		0.84	0.80	-	-	-	12.54	0.32%	0.32%	(0.32%	)	6.78%		3,501,918	16%
Class P
2020	15.22	(0.02)		1.57	1.55	-	-	-	16.77	0.12%	0.12%	(0.12%	)	10.19%		292	29%
10/31/2019 - 12/31/2019	14.84	(-	) (8)	0.38	0.38	-	-	-	15.22	0.11%	0.11%	(0.11%	)	2.56%		250	19%
Portfolio Optimization Moderate
Class I
2020	$16.45	($0.05)		$2.00	$1.95	$-	$-	$-	$18.40	0.32%	0.32%	(0.32%	)	11.83%		$9,839,706	23%
2019	13.89	(0.05)		2.61	2.56	-	-	-	16.45	0.32%	0.32%	(0.32%	)	18.46%		9,999,658	24%
2018	14.86	(0.05)		(0.92)	(0.97)	-	-	-	13.89	0.32%	0.32%	(0.32%	)	(6.55%	)	9,804,910	19%
2017	13.13	(0.04)		1.77	1.73	-	-	-	14.86	0.31%	0.31%	(0.31%	)	13.22%		12,153,581	9%
2016	12.14	(0.04)		1.03	0.99	-	-	-	13.13	0.32%	0.32%	(0.32%	)	8.08%		12,248,929	14%
Class P
2020	16.46	(0.02)		2.00	1.98	-	-	-	18.44	0.12%	0.12%	(0.12%	)	12.05%		1,410	23%
10/31/2019 - 12/31/2019	15.94	(-	) (8)	0.52	0.52	-	-	-	16.46	0.11%	0.11%	(0.11%	)	3.25%		1,026	24%
Portfolio Optimization Growth
Class I
2020	$17.73	($0.06)		$2.32	$2.26	$-	$-	$-	$19.99	0.32%	0.32%	(0.32%	)	12.72%		$8,618,177	20%
2019	14.58	(0.05)		3.20	3.15	-	-	-	17.73	0.32%	0.32%	(0.32%	)	21.65%		8,651,630	28%
2018	15.88	(0.05)		(1.25)	(1.30)	-	-	-	14.58	0.32%	0.32%	(0.32%	)	(8.19%	)	8,221,474	19%
2017	13.64	(0.05)		2.29	2.24	-	-	-	15.88	0.31%	0.31%	(0.31%	)	16.38%		10,373,218	12%
2016	12.54	(0.04)		1.14	1.10	-	-	-	13.64	0.32%	0.32%	(0.32%	)	8.81%		10,222,380	17%
Class P
2020	17.74	(0.02)		2.31	2.29	-	-	-	20.03	0.12%	0.12%	(0.12%	)	12.95%		1,990	20%
10/31/2019 - 12/31/2019	17.03	(-	) (8)	0.71	0.71	-	-	-	17.74	0.11%	0.11%	(0.11%	)	4.15%		886	28%
Portfolio Optimization Aggressive-Growth
Class I
2020	$18.37	($0.06)		$2.34	$2.28	$-	$-	$-	$20.65	0.32%	0.32%	(0.32%	)	12.46%		$1,962,163	19%
2019	14.84	(0.05)		3.58	3.53	-	-	-	18.37	0.32%	0.32%	(0.32%	)	23.76%		1,975,940	24%
2018	16.38	(0.05)		(1.49)	(1.54)	-	-	-	14.84	0.32%	0.32%	(0.32%	)	(9.39%	)	1,850,216	18%
2017	13.81	(0.05)		2.62	2.57	-	-	-	16.38	0.31%	0.31%	(0.31%	)	18.60%		2,314,010	14%
2016	12.63	(0.04)		1.22	1.18	-	-	-	13.81	0.32%	0.32%	(0.32%	)	9.33%		2,222,199	11%
Class P
2020	18.37	(0.02)		2.35	2.33	-	-	-	20.70	0.12%	0.12%	(0.12%	)	12.68%		579	19%
10/31/2019 - 12/31/2019	17.54	(-	) (8)	0.83	0.83	-	-	-	18.37	0.11%	0.11%	(0.11%	)	4.76%		203	24%
PD 1-3 Year Corporate Bond
Class P
2020	$11.07	$0.23		$0.09	$0.32	$-	$-	$-	$11.39	0.22%	0.22%	2.02%		2.94%		$219,296	78%
2019	10.55	0.28		0.24	0.52	-	-	-	11.07	0.23%	0.23%	2.62%		4.96%		240,371	53%
2018	10.41	0.23		(0.09)	0.14	-	-	-	10.55	0.23%	0.23%	2.17%		1.33%		211,190	56%
2017	10.25	0.17		(0.01)	0.16	-	-	-	10.41	0.23%	0.23%	1.68%		1.50%		212,208	57%
2016	10.07	0.15		0.03	0.18	-	-	-	10.25	0.23%	0.23%	1.47%		1.80%		175,231	57%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)	Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Aggregate Bond Index
Class P
2020	$13.26	$0.28	$0.67	$0.95	$-	$-	$-	$14.21	0.19%	0.19%	2.02%	7.15%		$995,115	86%
2019	12.23	0.33	0.70	1.03	-	-	-	13.26	0.20%	0.20%	2.58%	8.43%		897,405	32%
2018	12.25	0.31	(0.33)	(0.02)	-	-	-	12.23	0.20%	0.20%	2.61%	(0.14%	)	1,033,233	43%
2017	11.85	0.28	0.12	0.40	-	-	-	12.25	0.20%	0.20%	2.32%	3.37%		1,028,214	55%
2016	11.58	0.26	0.01	0.27	-	-	-	11.85	0.20%	0.20%	2.18%	2.34%		868,896	52%
PD High Yield Bond Market
Class P
2020	$16.98	$0.96	$0.18	$1.14	$-	$-	$-	$18.12	0.23%	0.23%	5.76%	6.71%		$454,951	32%
2019	14.84	0.95	1.19	2.14	-	-	-	16.98	0.26%	0.26%	5.84%	14.39%		364,770	27%
2018	15.24	0.89	(1.29)	(0.40)	-	-	-	14.84	0.31%	0.31%	5.82%	(2.57%	)	183,329	24%
2017	14.25	0.85	0.14	0.99	-	-	-	15.24	0.32%	0.32%	5.68%	6.93%		191,452	26%
2016	12.20	0.80	1.25	2.05	-	-	-	14.25	0.34%	0.34%	6.06%	16.79%		156,806	23%
PD Large-Cap Growth Index
Class P
2020	$46.71	$0.44	$17.41	$17.85	$-	$-	$-	$64.56	0.17%	0.17%	0.84%	38.22%		$832,075	28%
2019	34.32	0.45	11.94	12.39	-	-	-	46.71	0.17%	0.17%	1.10%	36.10%		788,137	26%
2018	34.94	0.44	(1.06)	(0.62)	-	-	-	34.32	0.17%	0.17%	1.17%	(1.78%	)	596,541	23%
2017	26.90	0.39	7.65	8.04	-	-	-	34.94	0.18%	0.18%	1.25%	29.90%		615,085	20%
2016	25.16	0.37	1.37	1.74	-	-	-	26.90	0.17%	0.17%	1.46%	6.91%		470,206	16%
PD Large-Cap Value Index
Class P
2020	$33.65	$0.74	$0.30	$1.04	$-	$-	$-	$34.69	0.17%	0.17%	2.48%	3.10%		$788,962	47%
2019	26.64	0.77	6.24	7.01	-	-	-	33.65	0.17%	0.17%	2.51%	26.32%		801,722	21%
2018	29.08	0.71	(3.15)	(2.44)	-	-	-	26.64	0.17%	0.17%	2.46%	(8.41%	)	620,769	20%
2017	25.63	0.62	2.83	3.45	-	-	-	29.08	0.18%	0.18%	2.31%	13.48%		693,741	18%
2016	21.90	0.59	3.14	3.73	-	-	-	25.63	0.16%	0.16%	2.55%	17.00%		564,780	25%
PD Mid-Cap Index
Class P
10/23/2020 - 12/31/2020	$10.00	$0.04	$1.20	$1.24	$-	$-	$-	$11.24	0.21%	0.21%	2.05%	12.44%		$401,976	2%
PD Small-Cap Growth Index
Class P
2020	$34.13	$0.13	$11.72	$11.85	$-	$-	$-	$45.98	0.25%	0.25%	0.39%	34.71%		$54,165	60%
2019	26.64	0.16	7.33	7.49	-	-	-	34.13	0.26%	0.26%	0.51%	28.15%		61,827	43%
2018	29.40	0.14	(2.90)	(2.76)	-	-	-	26.64	0.25%	0.25%	0.47%	(9.42%	)	35,898	40%
2017	24.11	0.16	5.13	5.29	-	-	-	29.40	0.23%	0.23%	0.62%	21.95%		113,300	33%
2016	21.67	0.18	2.26	2.44	-	-	-	24.11	0.20%	0.20%	0.81%	11.27%		137,759	40%
PD Small-Cap Value Index
Class P
2020	$27.16	$0.43	$0.90	$1.33	$-	$-	$-	$28.49	0.26%	0.26%	1.94%	4.92%		$47,350	76%
2019	22.25	0.50	4.41	4.91	-	-	-	27.16	0.25%	0.25%	1.99%	22.06%		61,820	37%
2018	25.56	0.47	(3.78)	(3.31)	-	-	-	22.25	0.22%	0.22%	1.81%	(12.97%	)	80,421	37%
2017	23.76	0.44	1.36	1.80	-	-	-	25.56	0.21%	0.21%	1.83%	7.59%		194,343	37%
2016	18.09	0.42	5.25	5.67	-	-	-	23.76	0.19%	0.19%	2.13%	31.35%		227,623	35%

See Notes to Financial Statements	See explanation of references on C-40

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)	Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Emerging Markets
Class P
2020	$18.60	$0.32	$2.23	$2.55	$-	$-	$-	$21.15	0.53%	0.53%	1.84%	13.76%		$245,119	25%
2019	16.07	0.45	2.08	2.53	-	-	-	18.60	0.53%	0.53%	2.59%	15.75%		203,898	16%
2018	18.63	0.35	(2.91)	(2.56)	-	-	-	16.07	0.52%	0.52%	1.98%	(13.77%	)	194,831	13%
2017	13.65	0.28	4.70	4.98	-	-	-	18.63	0.53%	0.53%	1.70%	36.49%		210,750	13%
2016	12.20	0.24	1.21	1.45	-	-	-	13.65	0.58%	0.58%	1.78%	11.93%		127,550	13%
PD International Large-Cap
Class P
2020	$20.06	$0.41	$1.25	$1.66	$-	$-	$-	$21.72	0.26%	0.26%	2.24%	8.25%		$613,055	11%
2019	16.49	0.53	3.04	3.57	-	-	-	20.06	0.26%	0.26%	2.88%	21.68%		558,259	10%
2018	19.28	0.50	(3.29)	(2.79)	-	-	-	16.49	0.26%	0.26%	2.67%	(14.44%	)	529,208	8%
2017	15.41	0.45	3.42	3.87	-	-	-	19.28	0.26%	0.26%	2.59%	25.07%		482,781	10%
2016	14.94	0.42	0.05	0.47	-	-	-	15.41	0.26%	0.26%	2.83%	3.14%		441,188	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds or classes that commenced operations after January 1, 2016, the first date reported represents the commencement date of operations for the Fund.
(3)	No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for the PSF DFA Balanced Allocation, Pacific Dynamix, and Portfolio Optimization Portfolios do not include expenses of their respective underlying funds in which they invest.
(6)	Total returns for periods of less than one full year are not annualized.
(7)	The ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2020 are as follows:

Portfolio	Class I	Class P
Inflation Managed	0.67%	0.47%
Managed Bond	0.63%	0.43%

(8)	Reflects an amount rounding to less than $0.01 per share or 0.01%.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (and was reorganized as a Delaware statutory trust on June 30, 2016).

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2020, the Trust was comprised of fifty-one separate funds, (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Mid-Cap Growth Portfolio (1)	Pacific Dynamix — Moderate Growth Portfolio (2)
Diversified Bond Portfolio (1)	Mid-Cap Value Portfolio (1)	Pacific Dynamix — Growth Portfolio (2)
Floating Rate Income Portfolio (1)	Small-Cap Equity Portfolio (1)	Portfolio Optimization Conservative Portfolio (3)
High Yield Bond Portfolio (1)	Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio) (1)	Portfolio Optimization Moderate-Conservative Portfolio (3)
Inflation Managed Portfolio (1)	Small-Cap Index Portfolio (1)	Portfolio Optimization Moderate Portfolio (3)
Intermediate Bond Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Growth Portfolio (3)
Managed Bond Portfolio (1)	Value Portfolio (formerly named Comstock Portfolio) (1)	Portfolio Optimization Aggressive-Growth Portfolio (3)
Short Duration Bond Portfolio (1)	Value Advantage Portfolio (1)	PD 1-3 Year Corporate Bond Portfolio (4)
Emerging Markets Debt Portfolio (1)	Emerging Markets Portfolio (1)	PD Aggregate Bond Index Portfolio (4)
Dividend Growth Portfolio (1)	International Large-Cap Portfolio (1)	PD High Yield Bond Market Portfolio (4)
Equity Index Portfolio (1)	International Small-Cap Portfolio (1)	PD Large-Cap Growth Index Portfolio (4)
Focused Growth Portfolio	International Value Portfolio (1)	PD Large-Cap Value Index Portfolio (4)
Growth Portfolio (1)	Health Sciences Portfolio	PD Mid-Cap Index Portfolio (4)
Large-Cap Growth Portfolio (1)	Real Estate Portfolio (1)	PD Small-Cap Growth Index Portfolio (4)
Large-Cap Value Portfolio (1)	Technology Portfolio	PD Small-Cap Value Index Portfolio (4)
Main Street® Core Portfolio (1)	PSF DFA Balanced Allocation Portfolio	PD Emerging Markets Portfolio (4)
Mid-Cap Equity Portfolio (1)	Pacific Dynamix — Conservative Growth Portfolio (2)	PD International Large-Cap Portfolio (4)

(1)	These Funds are collectively known as the “Underlying Funds”.
(2)	These Funds are collectively known as the “Pacific Dynamix Portfolios”.
(3)	These Funds are collectively known as the “Portfolio Optimization Portfolios”.
(4)	These Funds are collectively known as the “Pacific Dynamix Underlying Funds”.

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund presented in these financial statements — except for the PSF DFA Balanced Allocation Portfolio and the Pacific Dynamix Underlying Funds — offers both Class I and Class P shares. The PSF DFA Balanced Allocation Portfolio offers Class D and Class P shares. The Pacific Dynamix Underlying Funds offer Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, and the PSF DFA Balanced Allocation Portfolio are known as the “Funds of Funds.”

The Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds of the Trust.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the Pacific Dynamix Underlying Funds.

The PSF DFA Balanced Allocation Portfolio invests its assets in a variety of eligible third-party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP, and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Distributor or the Investment Adviser.

Class D, Class I, and Class P shares of the Funds of the Trust in this report are offered to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds (and share classes) of the Trust to make available.

Main Street is a registered trademark of Invesco Advisers, Inc., or one of its affiliates.

On March 20, 2020, the Small-Cap Growth Portfolio of the Trust was liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees. Because the Small-Cap Growth Portfolio was liquidated prior to December 31, 2020, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Mutual Funds (see note 7C).

Effective May 1, 2020, the Developing Growth Portfolio was renamed the Small-Cap Growth Portfolio.

On April 30, 2020, the Inflation Strategy and Currency Strategies Portfolios of the Trust were liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees and the shareholders of record. Because the Inflation Strategy and Currency Strategies Portfolios were liquidated prior to December 31, 2020, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Mutual Funds (see Note 7C).

On October 30, 2020, the International Equity Income Portfolio of the Trust was liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees. Because the International Equity Income Portfolio was liquidated prior to December 31, 2020, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Mutual Funds (see Note 7C).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains. No dividend and capital gain distributions have been paid by any Fund during the fiscal year ended December 31, 2020.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

In October 2020, FASB issued ASU 2020-08, Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The adoption of this guidance did not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Continued)

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange. NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission “SEC”), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges which may trade on weekends and other days when the Funds do not calculate their NAVs. The value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers. Exchange traded futures contracts, option contracts, and swap agreements for which no approved pricing services are available, are generally valued using the settlement price determined by the relevant exchange.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Domestic and Foreign Debt Investments

Debt investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments

● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2020, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2020, the Floating Rate Income Portfolio had unfunded loan commitments of $1,288,006 (see details in the Notes to Schedules of Investments).

4. INVESTMENTS AND RISKS

General Investment Risk

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial

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markets, and general concern and uncertainty. The impact of COVID-19 could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund.

LIBOR Transition Risk

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates for LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value, liquidity or return on certain of the Fund’s investments. The transition process away from LIBOR may also result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR. For investments that do not have appropriate fallback provisions addressing the cessation of LIBOR, the Fund could incur additional costs in connection with closing out positions that reference LIBOR and entering into new trades referencing an alternative rate.

Fund of Funds Investments

The Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund.

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund.

The PSF DFA Balanced Allocation Portfolio is exposed to the same risks as the DFA Underlying Funds in direct proportion to the allocation of its assets among the DFA Underlying Funds. Allocations among the DFA Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF DFA Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or DFA Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF DFA Balanced Allocation Portfolio may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short- term instruments may be affected by changes in interest rates. Debt investments

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with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. Specific actions and effects have included limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB-registered accounting firms located in certain emerging market countries (including China); restricting the ability of U.S. authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit,” whose transition formally began on January 31, 2020 and was finalized on December 31, 2020. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue, and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/ issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

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When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2020, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

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Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by

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NOTES TO FINANCIAL STATEMENTS (Continued)

changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: The Diversified Bond Portfolio used futures to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Emerging Markets Debt Portfolio used futures for market access, portfolio management and hedging purposes. The Equity Index, Small-Cap Equity, Small-Cap Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The Emerging Markets and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds. The PD Emerging Markets Portfolio and PD International Large-Cap Portfolio utilized futures to equitize large flows of cash.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying

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NOTES TO FINANCIAL STATEMENTS (Continued)

instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: The Diversified Bond Portfolio used options to manage duration and yield curve exposure. The Managed Bond Portfolio purchased and sold/wrote options and swaptions on futures, currencies, bond indices, and swaps, and also purchased options on futures, bond indices, currencies and TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. The Inflation Managed Portfolio sold/wrote and purchased options and swaptions on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Managed Bond and Inflation Managed Portfolios closed positions in inflation floors that were previously held to hedge duration. The Mid-Cap Growth Portfolio purchased and wrote option contracts on individual equity securities to gain exposure to certain companies, liquidity enhancement for entering and exiting equity positions, generate income and to hedge market risk on equity securities.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: The Diversified Bond Portfolio used Forward Contracts to take outright positions in a variety of currencies. The Inflation Managed and Managed Bond Portfolios purchased and sold Forward Contracts in connection with settling planned purchases or sales of securities, to hedge against currency exposure associated with some or all of these investments, and as a part the investment strategy for these Funds. The Emerging Markets Debt Portfolio used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Value Portfolio (formerly named Comstock Portfolio) used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio used Forward Contracts to manage exposure to foreign currencies and as an economic hedge against specific transactions and Fund investments.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-downs or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2020 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: The Diversified Bond Portfolio utilized credit default swaps on investment grade indices to adjust credit exposure to certain international bond markets on the margin. The Managed Bond Portfolio sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, emerging markets or other sectors through the use of credit default swaps and credit default swaps on credit indices. The Inflation Managed and Managed Bond Portfolios purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market. The Short Duration Bond Portfolio utilized credit default swaps to gain broad exposure to the market or specific credit risk of an issuer, and to hedge credit risk by buying protection.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the Inflation Managed Portfolio entered into total return swaps to hedge duration.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2020:

		Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2020	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$62,972,204	$10,732,277	$-	$17,869,016	$34,370,911
Inflation Managed	2,347,095	20,272	-	63,522	2,263,301
Managed Bond	13,118,291	1,276,487	-	2,152,190	9,689,614
Short Duration Bond	251,272	-	-	-	251,272
Emerging Markets Debt	11,010,294	-	-	10,606,185	404,109
Equity Index	1,345,013	-	1,345,013	-	-
Mid-Cap Growth	1,981,105	-	1,981,105	-	-
Value	83,988	-	-	83,988	-
PD Large-Cap Growth Index	227,336	-	227,336	-	-
PD Large-Cap Value Index	147,874	-	147,874	-	-
PD Mid-Cap Index	79,258	-	79,258	-	-
PD Small-Cap Growth Index	10,734	-	10,734	-	-
PD Small-Cap Value Index	10,124	-	10,124	-	-

		Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2020	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($35,819,364)	$-	$-	($15,892,556)	($19,926,808)
Inflation Managed	(3,965,971)	(62,597)	-	(1,689,105)	(2,214,269)
Managed Bond	(25,055,143)	(169,664)	-	(13,706,913)	(11,178,566)
Short Duration Bond	(149,060)	-	-	-	(149,060)
Emerging Markets Debt	(5,886,649)	-	-	(5,865,951)	(20,698)
Mid-Cap Growth	(163,677)	-	(163,677)	-	-
Small-Cap Equity	(7,695)	-	(7,695)	-	-
Small-Cap Index	(84,348)	-	(84,348)	-	-
Value	(426,979)	-	-	(426,979)	-

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2020:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$102,278,194	$15,572,176	$-	($20,533,035)	$107,239,053
Inflation Managed	(10,767,658)	753,128	-	(3,973,831)	(7,546,955)
Managed Bond	17,178,494	642,498	-	6,267,889	10,268,107
Short Duration Bond	3,367,188	103,280	-	-	3,263,908
Emerging Markets Debt	(1,344,110)	-	-	(1,632,997)	288,887
Equity Index	7,439,371	-	7,439,371	-	-
Mid-Cap Growth	(2,737,179)	-	(2,737,179)	-	-
Small-Cap Equity	(307,318)	-	(307,318)	-	-
Small-Cap Index	1,345,771	-	1,345,771	-	-
Value	(2,399,822)	-	-	(2,399,822)	-
Emerging Markets	(1,285,517)	-	(1,285,517)	-	-
International Value	196,119	-	196,119	-	-
Health Sciences	(176,622)	-	-	(176,622)	-
PD Large-Cap Growth Index	7,282,269	-	7,282,269	-	-
PD Large-Cap Value Index	9,186,622	-	9,186,622	-	-
PD Mid-Cap Index	314,963	-	314,963	-	-
PD Small-Cap Growth Index	237,813	-	237,813	-	-
PD Small-Cap Value Index	179,036	-	179,036	-	-
PD Emerging Markets	(603,123)	-	(603,123)	-	-
PD International Large-Cap	(64,656)	-	(64,656)	-	-

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$17,756,913	$9,985,573	$-	($6,182,024)	$13,953,364
Inflation Managed	975,568	568,180	-	(683,186)	1,090,574
Managed Bond	1,554,930	(828,746)	-	4,039,129	(1,655,453)
Short Duration Bond	(137,532)	-	-	-	(137,532)
Emerging Markets Debt	2,074,549	-	-	1,700,945	373,604
Equity Index	1,257,613	-	1,257,613	-	-
Mid-Cap Growth	(918,822)	-	(918,822)	-	-
Small-Cap Equity	(7,202)	-	(7,202)	-	-
Small-Cap Index	(345,207)	-	(345,207)	-	-
Value	872,648	-	-	872,648	-
Health Sciences	240,028	-	-	240,028	-
PD Large-Cap Growth Index	172,346	-	172,346	-	-
PD Large-Cap Value Index	72,349	-	72,349	-	-
PD Mid-Cap Index	79,258	-	79,258	-	-
PD Small-Cap Growth Index	7,056	-	7,056	-	-
PD Small-Cap Value Index	6,325	-	6,325	-	-

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

For applicable Funds, the following is a summary of the average number of positions and values of derivative investments by derivative type, which serve as indicators of volume of derivative activity, for the fiscal year ended December 31, 2020:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	28	$9,438,059	32	($6,401,072)	56	($3,076,969)	22	($7,788,943)
Inflation Managed	19	(347,285)	42	(415,562)	41	(137,254)	50	(1,090,257)
Managed Bond	9	(886,288)	42	1,311,261	10	(389,265)	36	(772,092)
Short Duration Bond	4	766,504	-	-	-	-	1	9,399
Emerging Markets Debt	-	-	100	(190,508)	-	-	6	225,202
Equity Index	1	1,367,127	-	-	-	-	-	-
Mid-Cap Growth	-	-	-	-	6	(207,290)	-	-
Small-Cap Equity	2	14,671	-	-	-	-	-	-
Small-Cap Index	1	160,452	-	-	-	-	-	-
Value	-	-	16	(329,308)	-	-	-	-
Health Sciences	-	-	12	(48,006)	-	-	-	-
PD Large-Cap Growth Index	2	553,148	-	-	-	-	-	-
PD Large-Cap Value Index	2	853,926	-	-	-	-	-	-
PD Mid-Cap Index	2	79,258	-	-	-	-	-	-
PD Small-Cap Growth Index	2	23,085	-	-	-	-	-	-
PD Small-Cap Value Index	2	13,152	-	-	-	-	-	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

In addition to the table above, the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended December 31, 2020.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of December 31, 2020:

		Gross Amounts Not Offset in Statement of Assets and Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts Presented in the Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount	Gross Amounts Presented in the Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
	Assets				Liabilities

Diversified Bond
Forward foreign currency contracts	$12,712,458	($6,518,867)	$-	$6,193,591	($15,587,701)	$6,518,867	$-	($9,068,834)
Option contracts	1,046,743	-	-	1,046,743	-	-	-	-
Swap agreements	2,187,271	-	(2,187,271)	-	-	-	-	-

Inflation Managed
Forward foreign currency contracts	63,522	(63,522)	-	-	(1,689,105)	63,522	953,303	(672,280)
Option contracts	461,922	(379,987)	(35,000)	46,935	(436,108)	379,987	34,288	(21,833)
Swap agreements	213,708	-	-	213,708	-	-	-	-
Sale-buyback financing transactions	-	-	-	-	(320,761,674)	320,761,674	-	-

Managed Bond
Forward foreign currency contracts	2,152,190	(830,215)	(939,490)	382,485	(13,706,913)	830,215	11,727,917	(1,148,781)
Option contracts	-	-	-	-	(87,039)	-	87,039	-
Swap agreements	65,218	-	-	65,218	-	-	-	-
Sale-buyback financing transactions	-	-	-	-	(140,393,288)	138,649,567	350,997	(1,392,724)
Reverse repurchase agreements	-	-	-	-	(35,325,000)	-	35,292,008	(32,992)

Emerging Markets Debt
Forward foreign currency contracts	10,606,185	(3,703,960)	(5,257,254)	1,644,971	(5,865,951)	3,703,960	2,004,289	(157,702)

Mid-Cap Growth
Option contracts	315,433	-	-	315,433	-	-	-	-

Value
Forward foreign currency contracts	83,988	(5,411)	-	78,577	(426,979)	5,411	-	(421,568)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund presented in these financial statements, exceeded the value of the repurchase agreements as of December 31, 2020.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds presented in these financial statements. PLFA manages the Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios directly. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2020, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Portfolio	Investment Advisory Fee Rate	Advisory Fee Waiver through April 30, 2021 (unless otherwise noted)	Sub-Adviser(s)
Core Income	0.50% on first $4 billion 0.48% on excess		Pacific Asset Management LLC
Diversified Bond	0.40% on first $4 billion 0.38% on excess		Western Asset Management Company, LLC
Floating Rate Income	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess	0.05% (through April 30, 2022)	Pacific Asset Management LLC
High Yield Bond	0.40% on first $4 billion 0.38% on excess		Pacific Asset Management LLC
Inflation Managed	0.40% on first $4 billion 0.38% on excess		Pacific Investment Management Company LLC
Intermediate Bond	0.40% on first $4 billion 0.38% on excess		J.P. Morgan Investment Management Inc.
Managed Bond	0.40% on first $4 billion 0.38% on excess	0.015% (through April 30, 2022)	Pacific Investment Management Company LLC
Short Duration Bond	0.40% on first $4 billion 0.38% on excess		T. Rowe Price Associates, Inc.
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	0.02%	Ashmore Investment Management Limited
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess		T. Rowe Price Associates, Inc.
Equity Index	0.05% on first $4 billion 0.03% on excess		BlackRock Investment Management, LLC
Focused Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess		Janus Capital Management LLC
Growth	0.55% on first $4 billion 0.53% on excess		MFS Investment Management
Large-Cap Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.045%	BlackRock Investment Management, LLC
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess		ClearBridge Investments, LLC
Main Street Core	0.45% on first $4 billion 0.43% on excess		Invesco Advisers, Inc.
Mid-Cap Equity	0.65% on first $4 billion 0.63% on excess		Scout Investments, Inc.
Mid-Cap Growth	0.70% on first $4 billion 0.68% on excess	0.025%	Ivy Investment Management Company

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee Rate	Advisory Fee Waiver through April 30, 2021 (unless otherwise noted)	Sub-Adviser(s)
Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess		Boston Partners Global Investors, Inc.
Small-Cap Equity	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	0.10%	BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC (co-sub-advisers)
Small-Cap Growth (formerly named Developing Growth)	0.60% on first $4 billion 0.58% on excess		MFS Investment Management (Lord, Abbett & Co. LLC prior to May 1, 2020)
Small-Cap Index	0.30% on first $4 billion 0.28% on excess		BlackRock Investment Management, LLC
Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess		AllianceBernstein L.P.
Value (formerly named Comstock)	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.075% (through April 30, 2022)	American Century Investment Management, Inc. (Invesco Advisers, Inc. prior to November 2, 2020)
Value Advantage	0.66% on first $4 billion 0.64% on excess		J.P. Morgan Investment Management Inc.
Emerging Markets	0.80% on first $4 billion 0.78% on excess		Invesco Advisers, Inc.
International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess		MFS Investment Management
International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess		QS Investors, LLC
International Value	0.65% on first $4 billion 0.63% on excess		Wellington Management Company LLP
Health Sciences	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		BlackRock Investment Management, LLC
Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess	0.09%	Principal Real Estate Investors, LLC
Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		MFS Investment Management
PSF DFA Balanced Allocation Pacific Dynamix Portfolios	0.20%
Portfolio Optimization Portfolios	0.10%
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Mid-Cap Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess		BlackRock Investment Management, LLC
PD Emerging Markets	0.60% on first $50 million 0.35% on excess		Dimensional Fund Advisors LP
PD International Large-Cap	0.25% on first $100 million 0.20% on excess		Dimensional Fund Advisors LP

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I, Class D and those Class P shares of the Trust that are offered to certain separate accounts, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for those Class P shares of the Trust that are utilized by the Fund of Funds and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life from each Fund presented in these financial statements for the fiscal year ended December 31, 2020 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2020 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the Pacific Dynamix Portfolios, Portfolio Optimization Portfolios and Pacific Dynamix Underlying Funds) presented in these financial statements for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average daily net assets through April 30, 2021 (“expense cap”). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets for Class I shares and 0.39% for Class P shares through April 30, 2021. There are no expense caps for the Portfolio Optimization Portfolios and the Pacific Dynamix Underlying Funds.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund presented in these financial statements for the fiscal year ended December 31, 2020 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2020 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2020 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration
Portfolio	2021	2022	2023
Pacific Dynamix – Conservative Growth	$240,746	$314,004	$299,326
Pacific Dynamix – Moderate Growth	1,136,501	1,220,228	1,115,577
Pacific Dynamix – Growth	443,429	435,967	476,844

There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements for the fiscal year ended December 31, 2020.

C. INVESTMENTS IN AFFILIATED MUTUAL FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended December 31, 2020 is as follows:

	Beginning Value as of January 1, 2020	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2020
						Ending Value	Share Balance
Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond ‘P’	$54,071,373	$11,009,481	$6,574,613	$363,752	$833,359	$59,703,352	5,240,054
PD Aggregate Bond Index ‘P’	204,391,873	44,150,237	34,284,869	6,376,454	6,600,678	227,234,373	15,988,729
PD High Yield Bond Market ‘P’	83,188,645	5,707,107	1,721,444	486,894	5,907,610	93,568,812	5,163,635
PD Large-Cap Growth Index ‘P’	72,834,727	14,273,885	41,167,654	24,952,914	4,972,144	75,866,016	1,175,099
PD Large-Cap Value Index ‘P’	75,187,124	17,301,615	29,636,807	12,029,501	(5,801,260)	69,080,173	1,991,162
PD Mid-Cap Index ‘P’	-	34,497,374	2,372,893	157,432	4,043,026	36,324,939	3,230,696
PD Small-Cap Growth Index ‘P’	5,783,506	1,235,952	5,509,270	1,233,648	633,945	3,377,781	73,455
PD Small-Cap Value Index ‘P’	5,800,114	1,690,645	4,612,906	152,788	329,768	3,360,409	117,940
PD Emerging Markets ‘P’	20,523,898	3,744,201	4,768,398	1,338,866	2,678,431	23,516,998	1,111,632
PD International Large-Cap ‘P’	51,900,156	5,120,727	8,884,717	1,404,450	3,472,579	53,013,195	2,440,447
Total	$573,681,416	$138,731,224	$139,533,571	$48,496,699	$23,670,280	$645,046,048

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond ‘P’	$160,351,673	$25,772,762	$46,447,426	$2,404,986	($1,210,363)	$140,871,632	12,364,044
PD Aggregate Bond Index ‘P’	589,390,737	119,279,918	126,530,220	23,109,479	12,661,971	617,911,885	43,477,690
PD High Yield Bond Market ‘P’	238,285,412	23,468,530	2,882,976	868,119	20,016,094	279,755,179	15,438,410
PD Large-Cap Growth Index ‘P’	493,226,081	37,382,253	233,269,570	162,538,465	10,959,222	470,836,451	7,292,851
PD Large-Cap Value Index ‘P’	500,757,099	71,927,738	154,914,405	77,081,787	(41,812,138)	453,040,081	13,058,396
PD Mid-Cap Index ‘P’	-	203,611,357	2,518,023	218,050	25,045,115	226,356,499	20,131,871
PD Small-Cap Growth Index ‘P’	38,685,548	5,261,599	25,949,048	10,036,519	2,264,703	30,299,321	658,904
PD Small-Cap Value Index ‘P’	38,665,411	7,855,094	20,096,029	4,318,554	(465,827)	30,277,203	1,062,637
PD Emerging Markets ‘P’	130,680,149	13,019,642	21,775,572	4,634,716	17,775,959	144,334,894	6,822,609
PD International Large-Cap ‘P’	346,017,578	8,208,240	37,522,322	8,301,862	17,625,398	342,630,756	15,772,910
Total	$2,536,059,688	$515,787,133	$671,905,591	$293,512,537	$62,860,134	$2,736,313,901

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond ‘P’	$25,945,001	$8,932,720	$15,818,491	$388,986	($726,783)	$18,721,433	1,643,146
PD Aggregate Bond Index ‘P’	103,628,811	69,395,452	29,936,718	4,502,141	2,381,415	149,971,101	10,552,309
PD High Yield Bond Market ‘P’	43,295,616	32,216,938	1,702,537	458,801	7,358,267	81,627,085	4,504,626
PD Large-Cap Growth Index ‘P’	222,076,232	30,303,783	56,661,594	41,385,195	48,269,333	285,372,949	4,420,181
PD Large-Cap Value Index ‘P’	225,777,301	79,802,412	62,570,678	32,052,452	(8,219,268)	266,842,219	7,691,442
PD Mid-Cap Index ‘P’	-	123,912,724	2,315	177	15,383,941	139,294,527	12,388,685
PD Small-Cap Growth Index ‘P’	17,357,712	3,029,976	6,896,647	3,164,110	3,832,519	20,487,670	445,535
PD Small-Cap Value Index ‘P’	17,354,450	7,117,172	12,806,620	(119,056)	2,166,184	13,712,130	481,254
PD Emerging Markets ‘P’	52,696,440	14,495,726	2,528,186	499,816	12,109,746	77,273,542	3,652,666
PD International Large-Cap ‘P’	160,437,160	38,823,420	2,446,500	(31,993)	20,629,264	217,411,351	10,008,470
Total	$868,568,723	$408,030,323	$191,370,286	$82,300,629	$103,184,618	$1,270,714,007

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2020	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2020
						Ending Value	Share Balance
Portfolio Optimization Conservative
Core Income ‘P’	$58,799,482	$42,668,884	$36,999,278	$5,670,213	($1,409,903)	$68,729,398	5,343,288
Diversified Bond ‘P’	429,732,984	41,299,620	47,829,878	12,972,977	33,864,418	470,040,121	28,509,364
Floating Rate Income ‘P’	38,727,399	12,409,265	24,689,634	2,463,734	(3,788,813)	25,121,951	1,877,264
High Yield Bond ‘P’	77,430,693	68,867,919	52,514,006	5,365,105	1,433,462	100,583,173	9,761,863
Inflation Managed ‘P’	26,319,095	21,824,773	2,980,252	474,115	4,705,358	50,343,089	3,536,298
Inflation Strategy ‘P’ (1)	27,847,139	245,270	28,085,810	2,007,290	(2,013,889)	-	-
Intermediate Bond ‘P’	-	130,490,257	2,565,911	26,989	2,001,817	129,953,152	12,794,944
Managed Bond ‘P’	286,483,079	109,724,338	168,648,358	32,385,410	(6,177,339)	253,767,130	15,356,737
Short Duration Bond ‘P’	209,150,116	107,004,422	77,157,189	7,393,465	4,577,008	250,967,822	22,359,750
Emerging Markets Debt ‘P’	62,251,614	39,450,090	60,017,938	(7,136,374)	7,380,245	41,927,637	3,177,722
Dividend Growth ‘P’	16,272,517	18,899,258	13,011,268	2,689,933	6,393,775	31,244,215	967,347
Equity Index ‘P’	11,606,808	9,377,554	8,568,206	2,285,127	2,998,370	17,699,653	183,994
Growth ‘P’	15,453,986	18,312,034	15,682,486	5,213,432	6,934,497	30,231,463	530,624
Large-Cap Growth ‘P’	13,109,919	12,774,626	13,283,334	4,251,554	5,815,653	22,668,418	936,251
Large-Cap Value ‘P’	17,016,875	19,774,461	13,170,280	2,449,596	5,209,267	31,279,919	1,041,023
Main Street Core ‘P’	7,738,184	7,890,778	6,079,713	1,863,541	2,059,502	13,472,292	224,340
Mid-Cap Equity ‘P’	21,641,994	7,070,208	17,178,630	(3,002,671)	1,515,097	10,045,998	276,622
Mid-Cap Growth ‘P’	20,069,366	6,401,531	17,444,229	1,128,959	1,524,593	11,680,220	386,402
Mid-Cap Value ‘P’	27,881,925	12,617,129	18,928,217	(1,115,863)	(162,450)	20,292,524	633,498
Small-Cap Equity ‘P’	4,639,944	1,777,660	4,092,521	(1,890,573)	(434,510)	-	-
Small-Cap Value ‘P’	3,092,832	1,380,842	2,764,783	(1,464,205)	(244,686)	-	-
Value ‘P’	16,240,639	7,789,499	8,903,515	(1,236,216)	(384,596)	13,505,811	731,234
Value Advantage ‘P’	18,580,048	15,488,980	12,187,405	1,892,473	1,574,597	25,348,693	1,314,280
Emerging Markets ‘P’	23,159,102	8,254,565	11,174,243	1,939,874	3,238,087	25,417,385	1,013,064
International Equity Income ‘P’ (2)	960,207	10,911,951	10,609,181	(1,265,723)	2,746	-	-
International Large-Cap ‘P’	17,826,415	8,805,936	10,912,413	104,068	861,801	16,685,807	1,287,982
International Value ‘P’	18,992,719	14,030,872	16,586,704	(1,470,441)	1,718,319	16,684,765	1,251,694
Real Estate ‘P’	7,845,666	2,307,358	7,268,158	(2,004,827)	(880,039)	-	-
Currency Strategies ‘P’ (3)	69,578,552	4,704,154	64,378,873	(9,659,079)	(244,754)	-	-
Total	$1,548,449,299	$762,554,234	$773,712,413	$ 62,331,883	$ 78,067,633	$1,677,690,636

Portfolio Optimization Moderate-Conservative
Core Income ‘P’	$69,027,011	$50,721,183	$48,325,099	$6,289,595	($2,934,630)	$74,778,060	5,813,534
Diversified Bond ‘P’	506,326,922	25,037,421	58,157,327	13,094,349	32,869,182	519,170,547	31,489,273
Floating Rate Income ‘P’	60,873,228	11,525,475	34,678,498	2,624,413	(5,384,665)	34,959,953	2,612,420
High Yield Bond ‘P’	171,299,164	11,957,212	17,204,165	5,540,570	7,201,764	178,794,545	17,352,484
Inflation Managed ‘P’	41,277,221	21,293,136	1,731,540	186,467	6,512,724	67,538,008	4,744,137
Inflation Strategy ‘P’ (1)	43,497,070	-	43,391,694	2,903,817	(3,009,193)	-	-
Intermediate Bond ‘P’	-	141,222,649	1,386,976	1,745	2,187,671	142,025,089	13,983,524
Managed Bond ‘P’	334,500,878	65,285,216	150,878,699	32,580,556	(7,652,102)	273,835,849	16,571,197
Short Duration Bond ‘P’	145,391,681	80,747,901	64,737,526	5,011,296	3,317,619	169,730,971	15,122,026
Emerging Markets Debt ‘P’	98,664,622	23,849,905	78,011,480	(1,619,787)	5,270,810	48,154,070	3,649,628
Dividend Growth ‘P’	52,947,479	28,614,932	20,075,331	6,204,461	13,875,452	81,566,993	2,525,383
Equity Index ‘P’	40,666,188	9,356,358	14,511,256	4,389,479	6,436,779	46,337,548	481,694
Growth ‘P’	61,576,799	17,978,469	28,330,522	16,763,221	9,279,217	77,267,184	1,356,198
Large-Cap Growth ‘P’	51,771,584	10,833,363	25,410,878	7,884,820	14,488,562	59,567,451	2,460,254
Large-Cap Value ‘P’	54,137,212	29,065,398	17,961,428	5,353,592	10,991,463	81,586,237	2,715,262
Main Street Core ‘P’	24,612,715	11,637,475	10,061,525	4,017,192	4,853,221	35,059,078	583,802
Mid-Cap Equity ‘P’	51,606,633	52,778	25,259,740	433,460	(1,804,250)	25,028,881	689,183
Mid-Cap Growth ‘P’	35,606,279	28,617	18,875,124	4,724,197	3,410,466	24,894,435	823,552
Mid-Cap Value ‘P’	72,546,089	116,171	20,938,809	1,092,489	(3,375,462)	49,440,478	1,543,447
Small-Cap Equity ‘P’	9,835,411	24,140	5,742,580	(2,874,866)	(1,242,105)	-	-
Small-Cap Growth ‘P’ (previously Developing Growth ‘P’)	2,365,493	3,263,735	3,269,449	1,497,476	2,510,991	6,368,246	163,658
Small-Cap Growth ‘P’ (4)	4,900,290	6,498	3,026,110	(887,402)	(993,276)	-	-
Small-Cap Index ‘P’	9,817,549	3,901,854	5,207,039	1,302,137	2,898,696	12,713,197	405,210
Small-Cap Value ‘P’	9,818,265	31,285	2,814,493	(363,606)	(293,916)	6,377,535	229,590
Value ‘P’	51,848,819	162,801	9,993,896	3,942,688	(9,476,834)	36,483,578	1,975,299
Value Advantage ‘P’	56,603,124	19,944,514	14,937,133	2,752,373	4,738,429	69,101,307	3,582,768
Emerging Markets ‘P’	61,788,207	15,180,813	19,241,466	7,370,022	9,519,745	74,617,321	2,974,032
International Equity Income ‘P’ (2)	3,619,492	35,521,085	36,071,366	(3,081,018)	11,807	-	-
International Large-Cap ‘P’	77,582,873	10,324,939	19,274,582	1,712,416	3,247,478	73,593,124	5,680,675
International Small-Cap ‘P’	12,338,861	2,328,828	4,133,890	286,551	1,621,397	12,441,747	770,786
International Value ‘P’	89,481,191	30,414,279	48,427,124	(604,257)	2,868,720	73,732,809	5,531,450
Real Estate ‘P’	24,123,023	16,472	8,625,593	(1,735,152)	(1,779,772)	11,998,978	402,499
Currency Strategies ‘P’ (3)	109,523,025	83,138	94,655,897	(8,639,704)	(6,310,562)	-	-
Total	$2,439,974,398	$660,528,040	$955,348,235	$118,153,590	$103,855,426	$2,367,163,219

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2020	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2020
						Ending Value	Share Balance
Portfolio Optimization Moderate
Core Income ‘P’	$247,737,993	$28,564,168	$32,820,756	$3,214,788	$17,009,494	$263,705,687	20,501,495
Diversified Bond ‘P’	1,823,027,694	150,213,080	276,813,401	67,535,844	90,792,924	1,854,756,141	112,496,604
Floating Rate Income ‘P’	199,477,612	546,615	95,739,462	1,152,749	(11,432,853)	94,004,661	7,024,598
High Yield Bond ‘P’	351,064,605	72,243,375	22,065,734	7,186,584	35,475,416	443,904,246	43,082,082
Inflation Managed ‘P’	69,552,479	21,078,177	9,977,232	816,261	7,534,109	89,003,794	6,251,979
Inflation Strategy ‘P’ (1)	78,974,779	-	78,437,175	5,317,756	(5,855,360)	-	-
Intermediate Bond ‘P’	-	504,878,178	5,890,933	8,636	7,814,375	506,810,256	49,899,588
Managed Bond ‘P’	1,204,325,996	156,196,636	467,135,320	93,842,785	(11,312,266)	975,917,831	59,057,741
Short Duration Bond ‘P’	346,891,153	58,582,867	12,605,429	760,969	14,659,573	408,289,133	36,376,149
Emerging Markets Debt ‘P’	302,195,680	81,512,061	297,311,128	(668,461)	14,210,230	99,938,382	7,574,394
Dividend Growth ‘P’	348,587,734	148,322,883	96,254,124	38,964,463	77,116,657	516,737,613	15,998,631
Equity Index ‘P’	267,990,233	38,548,697	72,816,485	27,416,373	33,430,568	294,569,386	3,062,144
Growth ‘P’	470,108,272	89,849,513	170,268,795	71,134,633	105,470,835	566,294,458	9,939,632
Large-Cap Growth ‘P’	399,868,020	36,394,353	153,396,343	59,519,565	87,241,096	429,626,691	17,744,437
Large-Cap Value ‘P’	302,843,731	145,738,223	73,809,824	27,562,774	59,381,298	461,716,202	15,366,323
Main Street Core ‘P’	171,664,529	51,830,047	49,933,161	29,712,304	17,945,117	221,218,836	3,683,725
Mid-Cap Equity ‘P’	272,261,707	-	127,914,596	8,087,888	(16,411,855)	136,023,144	3,745,469
Mid-Cap Growth ‘P’	216,709,516	83,228	96,977,138	31,225,892	41,627,825	192,669,323	6,373,841
Mid-Cap Value ‘P’	368,228,320	(1)	104,113,093	9,899,115	(30,905,613)	243,108,728	7,589,438
Small-Cap Equity ‘P’	60,510,287	62,071	18,192,144	(33,986)	(5,319,913)	37,026,315	1,184,168
Small-Cap Growth ‘P’ (previously Developing Growth ‘P’)	9,382,846	8,731,803	9,200,888	4,772,525	7,652,270	21,338,556	548,380
Small-Cap Growth ‘P’ (4)	15,076,037	-	9,257,347	(1,482,497)	(4,336,193)	-	-
Small-Cap Index ‘P’	50,364,018	15,958,513	21,512,537	6,975,459	12,394,008	64,179,461	2,045,606
Small-Cap Value ‘P’	65,425,518	55,651	19,765,412	(5,282,652)	(2,817,886)	37,615,219	1,354,142
Value ‘P’	293,774,915	217,870	52,166,774	17,597,663	(51,796,301)	207,627,373	11,241,393
Value Advantage ‘P’	323,119,871	93,512,853	60,594,128	13,160,112	22,723,281	391,921,989	20,320,392
Emerging Markets ‘P’	354,702,537	57,393,154	81,006,950	24,390,103	60,165,930	415,644,774	16,566,409
International Equity Income ‘P’ (2)	17,823,665	163,904,581	162,936,522	(18,849,865)	58,141	-	-
International Large-Cap ‘P’	389,060,071	46,792,256	95,187,336	15,777,351	1,411,864	357,854,206	27,622,871
International Small-Cap ‘P’	50,619,999	7,931,657	13,944,572	1,059,607	6,338,392	52,005,083	3,221,800
International Value ‘P’	441,712,712	131,103,052	217,033,158	17,679,180	(13,351,125)	360,110,661	27,015,572
Real Estate ‘P’	147,042,928	-	33,481,538	(1,652,355)	(12,447,142)	99,461,893	3,336,390
Currency Strategies ‘P’ (3)	342,459,865	874,483	296,149,020	(20,937,515)	(26,247,813)	-	-
Total	$10,002,585,322	$2,111,120,044	$3,334,708,455	$535,864,048	$528,219,083	$9,843,080,042

Portfolio Optimization Growth
Core Income ‘P’	$135,006,592	$19,208,584	$24,593,108	$2,380,680	$7,760,333	$139,763,081	10,865,720
Diversified Bond ‘P’	991,062,145	135,161,688	193,627,657	35,578,579	46,108,002	1,014,282,757	61,519,335
Floating Rate Income ‘P’	85,408,123	294,515	11,297,666	(188,721)	2,352,205	76,568,456	5,721,659
High Yield Bond ‘P’	215,755,247	22,239,777	7,621,497	1,297,621	17,844,231	249,515,379	24,216,128
Inflation Managed ‘P’	21,171,160	-	20,561,329	984,718	(1,594,549)	-	-
Inflation Strategy ‘P’ (1)	20,971,657	-	20,594,741	1,176,888	(1,553,804)	-	-
Intermediate Bond ‘P’	-	279,411,972	3,723,283	5,151	4,315,700	280,009,540	27,569,215
Managed Bond ‘P’	649,970,277	118,162,909	278,262,892	43,596,746	(543,415)	532,923,625	32,249,913
Short Duration Bond ‘P’	126,728,081	62,313,941	6,363,497	279,122	7,763,241	190,720,888	16,992,104
Emerging Markets Debt ‘P’	215,033,164	31,109,819	167,064,876	(1,404,625)	4,230,852	81,904,334	6,207,582
Dividend Growth ‘P’	428,971,725	117,452,451	74,963,297	31,187,173	82,574,390	585,222,442	18,118,979
Equity Index ‘P’	320,097,910	18,659,658	62,746,869	20,462,247	39,039,330	335,512,276	3,487,758
Growth ‘P’	570,074,175	66,235,219	166,331,608	80,776,659	111,907,577	662,662,022	11,631,081
Large-Cap Growth ‘P’	487,325,807	7,702,558	152,967,946	81,064,661	76,355,743	499,480,823	20,629,551
Large-Cap Value ‘P’	362,811,064	121,896,752	49,639,814	15,377,569	66,509,581	516,955,152	17,204,724
Main Street Core ‘P’	205,857,301	38,479,816	41,777,696	23,176,947	22,847,791	248,584,159	4,139,411
Mid-Cap Equity ‘P’	279,181,436	-	112,294,224	23,536,020	(16,103,796)	174,319,436	4,799,978
Mid-Cap Growth ‘P’	253,218,144	-	103,742,730	30,755,475	52,572,240	232,803,129	7,701,538
Mid-Cap Value ‘P’	340,868,487	20,820,689	61,973,819	13,678,294	8,578,740	321,972,391	10,051,426
Small-Cap Equity ‘P’	69,997,471	(1)	15,671,708	6,103,408	(9,053,453)	51,375,717	1,643,088
Small-Cap Growth ‘P’ (previously Developing Growth ‘P’)	20,259,477	20,152,921	17,615,767	11,263,368	17,589,687	51,649,686	1,327,347
Small-Cap Growth ‘P’ (4)	30,427,229	-	18,685,224	(7,477,340)	(4,264,665)	-	-
Small-Cap Index ‘P’	69,948,453	14,547,126	21,080,877	6,796,663	15,055,718	85,267,083	2,717,736
Small-Cap Value ‘P’	69,837,064	-	16,437,138	(116,398)	(5,626,213)	47,657,315	1,715,655
Value ‘P’	351,557,151	-	67,485,506	6,517,745	(57,301,301)	233,288,089	12,630,719
Value Advantage ‘P’	385,228,718	66,899,855	37,752,111	7,683,851	15,524,147	437,584,460	22,687,903
Emerging Markets ‘P’	441,442,131	1,449,073	57,915,608	22,426,230	46,787,790	454,189,616	18,102,696
International Equity Income ‘P’ (2)	20,998,491	200,587,864	199,358,114	(22,296,738)	68,497	-	-
International Large-Cap ‘P’	455,421,834	59,726,606	78,249,497	12,920,488	17,813,960	467,633,391	36,096,758
International Small-Cap ‘P’	87,919,031	9,581,727	17,611,863	1,278,757	9,774,448	90,942,100	5,634,011
International Value ‘P’	523,482,856	169,104,502	232,421,998	23,429,443	(10,075,194)	473,519,609	35,523,534
Real Estate ‘P’	167,943,354	1,501	55,326,384	3,409,377	(30,462,617)	85,565,231	2,870,235
Currency Strategies ‘P’ (3)	250,178,009	(1)	216,323,397	(16,523,525)	(17,331,086)	-	-
Total	$8,654,153,764	$1,601,201,521	$2,612,083,741	$459,136,533	$519,464,110	$8,621,872,187

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2020	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2020
						Ending Value	Share Balance
Portfolio Optimization Aggressive-Growth
Core Income ‘P’	$13,349,029	$4,534,259	$2,768,168	$102,448	$941,118	$16,158,686	1,256,238
Diversified Bond ‘P’	102,077,309	26,956,412	21,993,701	1,831,372	6,516,912	115,388,304	6,998,652
Floating Rate Income ‘P’	9,657,583	188,840	1,509,190	(40,389)	230,920	8,527,764	637,246
High Yield Bond ‘P’	48,869,598	4,409,340	1,445,428	111,657	3,841,303	55,786,470	5,414,225
Intermediate Bond ‘P’	-	31,827,264	460,589	885	491,173	31,858,733	3,136,751
Managed Bond ‘P’	66,361,329	15,023,936	25,525,034	2,351,511	2,006,213	60,217,955	3,644,094
Short Duration Bond ‘P’	9,545,026	5,663,444	343,637	15,799	705,322	15,585,954	1,388,616
Emerging Markets Debt ‘P’	38,804,479	13,907,055	37,150,090	(280,966)	2,809,242	18,089,720	1,371,031
Dividend Growth ‘P’	103,711,044	25,654,944	14,323,027	6,323,508	20,399,002	141,765,471	4,389,178
Equity Index ‘P’	77,892,426	2,624,452	12,845,339	5,189,213	8,657,268	81,518,020	847,406
Growth ‘P’	126,828,488	20,415,545	35,552,820	17,983,784	29,377,456	159,052,453	2,791,698
Large-Cap Growth ‘P’	106,968,141	7,501,546	32,871,563	18,118,995	21,241,295	120,958,414	4,995,823
Large-Cap Value ‘P’	96,571,633	21,064,143	8,833,503	2,801,465	13,601,995	125,205,733	4,166,957
Main Street Core ‘P’	49,882,405	7,784,484	8,357,916	3,519,028	7,082,715	59,910,716	997,630
Mid-Cap Equity ‘P’	77,521,263	22,697	28,546,504	12,780,791	(8,327,594)	53,450,653	1,471,792
Mid-Cap Growth ‘P’	60,670,373	9,481,587	26,752,567	9,266,105	23,039,333	75,704,831	2,504,449
Mid-Cap Value ‘P’	100,534,183	4,964,059	16,306,849	3,996,521	2,292,874	95,480,788	2,980,746
Small-Cap Equity ‘P’	23,903,270	130,174	6,329,578	(35,706)	(2,033,472)	15,634,688	500,026
Small-Cap Growth ‘P’ (previously Developing Growth ‘P’)	10,078,670	5,909,156	6,418,365	3,123,892	7,267,871	19,961,224	512,984
Small-Cap Growth ‘P’ (4)	15,853,451	24,897	9,727,524	(2,332,319)	(3,818,505)	-	-
Small-Cap Index ‘P’	25,886,891	56,941	5,933,901	1,792,624	1,418,683	23,221,238	740,136
Small-Cap Value ‘P’	22,856,766	166,436	5,820,224	(158,005)	(2,192,953)	14,852,020	534,670
Value ‘P’	94,011,453	381,578	21,577,996	(1,997,166)	(14,255,546)	56,562,323	3,062,406
Value Advantage ‘P’	102,686,004	8,271,179	6,945,975	2,694,621	(1,405,354)	105,300,475	5,459,625
Emerging Markets ‘P’	130,452,075	3,965,947	15,066,207	3,867,255	19,319,135	142,538,205	5,681,164
International Equity Income ‘P’ (2)	6,553,885	59,714,205	58,365,826	(7,923,643)	21,379	-	-
International Large-Cap ‘P’	144,623,639	18,781,569	29,313,281	3,261,939	2,743,045	140,096,911	10,814,121
International Small-Cap ‘P’	30,036,549	2,436,167	5,235,712	449,781	2,912,874	30,599,659	1,895,699
International Value ‘P’	166,221,502	45,626,196	71,020,636	10,743,406	(10,208,112)	141,362,356	10,605,032
Real Estate ‘P’	57,219,124	233,506	12,715,832	(1,720,934)	(4,664,513)	38,351,351	1,286,473
Currency Strategies ‘P’ (3)	56,905,938	360,773	49,274,631	(4,081,213)	(3,910,867)	-	-
Total	$1,976,533,526	$348,082,731	$579,331,613	$91,756,259	$126,100,212	$1,963,141,115

(1)	All shares in the Inflation Strategy Portfolio were fully redeemed on April 30, 2020.
(2)	All shares in the International Equity Income Portfolio were fully redeemed on October 30, 2020.
(3)	All shares in the Currency Strategies Portfolio were fully redeemed on April 30, 2020.
(4)	All shares in the Small-Cap Growth Portfolio were fully redeemed on March 20, 2020.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed.

Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the option to select one or more credit rate options for their deferred account that track the total return of certain Funds and share classes of the Trust or Pacific Funds Series Trust (without a sales load). Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of certain Funds of the Trust to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation due to the DCP Liability is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2020, such expenses increased by $265,646 for the applicable Funds of the Trust presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2020, the total amount in the DCP Liability accounts was $2,131,978 for all applicable Funds of the Trust presented in these financial statements.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust, affiliated funds outside of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board receives a written representation from the Trust’s Chief Compliance Officer that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2020, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Small-Cap Equity	$312,292	$359,440	($29,223)
Small-Cap Index	296,217	279,612	24,327
PD Large-Cap Growth Index	674,605	5,480,204	434,309
PD Large-Cap Value Index	5,738,477	897,375	(699,640)
PD Small-Cap Growth Index	535,085	423,228	(154,259)
PD Small-Cap Value Index	205,898	322,715	14,652

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is Applicable Rate (0.10% plus (the higher of the Federal Funds Effective Rate or the Overnight Bank Funding Rate)) plus Applicable Margin (1.25%). Prior to October 13, 2020 the interest rate on borrowing under the line of credit agreement was the higher of the Federal Funds Effective Rate or the One-Month LIBOR rate, plus 1.25%.The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2020, the actual interest rate on borrowing by the Trust was 1.35%. The committed line of credit will expire on October 12, 2021, unless renewed, and is available to all Funds presented in these financial statements except the PSF DFA Balanced Allocation, Pacific Dynamix, Portfolio Optimization, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Core Income	2.04%	$763,004
Diversified Bond	2.07%	29,065,380
Floating Rate Income	2.17%	8,172,415
Inflation Managed	2.49%	431,607
Managed Bond	2.13%	6,718,027
Emerging Markets Debt	1.35%	5,649,020
Equity Index	2.86%	4,652,659
Focused Growth	1.47%	1,223,178
Growth	1.68%	2,170,930
Large-Cap Growth	2.09%	1,479,262
Large-Cap Value	1.35%	1,524,238
Main Street Core	1.40%	924,316
Mid-Cap Equity	1.66%	792,145

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Mid-Cap Growth	1.40%	$14,904,042
Small-Cap Growth	2.73%	334,725
International Large-Cap	2.13%	6,908,247
International Small-Cap	1.52%	1,077,522
International Value	2.96%	20,033,673
Health Sciences	2.39%	891,141
Real Estate	1.69%	1,995,599
Technology	1.38%	112,490
PD Large-Cap Growth Index	2.05%	255,258
PD Small-Cap Growth Index	1.44%	272,906
PD Emerging Markets	2.01%	427,033
PD International Large Cap	1.65%	444,043

No Fund presented in these financial statements had a loan outstanding in connection with this revolving line of credit agreement as of December 31, 2020.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2020, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$201,330,307	$209,739,647
Diversified Bond	6,623,327,001	6,912,943,086
Inflation Managed	1,465,741,862	1,445,673,320
Intermediate Bond	1,221,714,597	828,035,356
Managed Bond	22,860,760,516	23,942,398,688
Short Duration Bond	721,770,144	674,735,951
PD Aggregate Bond Index	711,003,103	694,152,354

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Other Securities
Portfolio	Purchases	Sales
Core Income	$417,344,453	$402,004,403
Diversified Bond	869,345,375	600,870,984
Floating Rate Income	519,274,515	670,736,467
High Yield Bond	846,026,354	701,720,513
Inflation Managed	66,626,627	71,472,059
Intermediate Bond	704,902,176	45,496,153
Managed Bond	1,311,179,280	1,991,198,545
Short Duration Bond	706,040,614	543,070,141
Emerging Markets Debt	549,218,629	916,614,132
Dividend Growth	569,907,221	437,873,315
Equity Index	248,482,426	341,591,605
Focused Growth	100,342,972	133,439,449
Growth	826,993,196	1,093,445,113
Large-Cap Growth	585,331,640	894,652,559
Large-Cap Value	637,832,648	452,018,345
Main Street Core	601,932,284	660,190,479
Mid-Cap Equity	800,065,757	1,132,808,869
Mid-Cap Growth	187,031,138	499,794,894
Mid-Cap Value	385,634,716	563,736,703
Small-Cap Equity	81,288,272	127,009,109
Small-Cap Growth	412,137,831	439,186,653
Small-Cap Index	128,706,979	174,085,586
Small-Cap Value	136,800,008	188,112,693
Value	940,612,807	1,049,019,704
Value Advantage	398,672,959	306,986,650
Emerging Markets	487,998,537	614,751,991

	Other Securities
Portfolio	Purchases	Sales
International Large-Cap	$274,558,914	$380,181,938
International Small-Cap	120,122,963	144,225,536
International Value	650,970,744	846,488,632
Health Sciences	85,305,755	127,482,245
Real Estate	190,674,431	308,936,591
Technology	107,664,541	99,365,750
PSF DFA Balanced Allocation	69,228,163	29,483,284
Pacific Dynamix — Conservative Growth	138,731,224	139,533,571
Pacific Dynamix — Moderate Growth	515,787,133	671,905,591
Pacific Dynamix — Growth	408,030,323	191,370,286
Portfolio Optimization Conservative	762,554,234	773,712,413
Portfolio Optimization Moderate-Conservative	660,528,040	955,348,235
Portfolio Optimization Moderate	2,111,120,044	3,334,708,455
Portfolio Optimization Growth	1,601,201,521	2,612,083,741
Portfolio Optimization Aggressive-Growth	348,082,731	579,331,613
PD 1-3 Year Corporate Bond	159,674,431	176,409,794
PD Aggregate Bond Index	130,655,862	80,662,497
PD High Yield Bond Market	197,861,429	124,080,814
PD Large-Cap Growth Index	228,774,871	466,684,476
PD Large-Cap Value Index	360,822,293	401,470,593
PD Mid-Cap Index	363,539,141	8,056,874
PD Small-Cap Growth Index	35,837,399	64,114,306
PD Small-Cap Value Index	43,359,969	62,670,034
PD Emerging Markets	57,041,344	51,867,323
PD International Large-Cap	74,710,484	59,739,007

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2020, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$320,761,674	$-	$-	$320,761,674

Total borrowings		$-	$320,761,674	$-	$-	$320,761,674

Managed Bond
Reverse repurchase agreements	U.S. Treasury Obligations	$35,325,000	$-	$-	$-	$35,325,000
Sale-buyback financing transactions	U.S. Treasury Obligations	-	140,393,288	-	-	140,393,288

Total borrowings		$35,325,000	$140,393,288	$-	$-	$175,718,288

11. FEDERAL INCOME TAX INFORMATION

Each Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes. The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments on a tax basis is not applicable to Funds that are treated as partnerships for Federal income tax purposes.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2016.

12. REORGANIZATIONS

On March 15, 2019, the Floating Rate Income Portfolio (“Surviving Portfolio”) acquired all of the assets and liabilities of the Floating Rate Loan Portfolio (“Acquired Portfolio”), in a tax-free exchange for Federal tax purposes, pursuant to the plan of reorganization (“Reorganization”) approved by the Board and shareholders of record of the Floating Rate Loan Portfolio as of the applicable record date. PLFA, the Surviving Portfolio and Acquired Portfolio shared the costs of the Reorganization. The value of shares issued by the Surviving Portfolio is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Portfolio, the net assets and unrealized

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

appreciation or depreciation of the Acquired Portfolio as of the reorganization date immediately prior to the Reorganization, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the Reorganization, were as follows:

Date of Reorganization	Surviving Portfolio	Acquired Portfolio	Shares Acquired	Shares Issued In Acquisition	Surviving Portfolio Net Assets	Acquired Portfolio Net Assets	Net Assets After Reorganization	Acquired Portfolio Unrealized Appreciation
March 15, 2019	Floating Rate Income	Floating Rate Loan	25,477,349	15,047,839	$468,160,520	$182,587,892	$650,748,412	$5,375,421

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Surviving Portfolio, the pro forma results of operations for the fiscal year ended December 31, 2019 were as follows:

Floating Rate Income Portfolio
Net investment income	$33,769,325	(1)
Net gain (loss)	20,700,242	(2)

Net increase (decrease) in net assets resulting from operations	$54,469,567

(1)	$32,207,541 as reported, plus $1,561,784 from the Floating Rate Loan Portfolio pre-merger.
(2)	$17,079,355 as reported, plus $3,620,887 from the Floating Rate Loan Portfolio pre-merger.

Because the Surviving Portfolio has been managed as single integrated portfolios since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that has been included in the Surviving Portfolio’s statements of operation since March 15, 2019.

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year or period ended December 31, 2020 and 2019 were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
Class I
Shares sold	3,345,850	1,620,680	8,993,389	17,611,349	2,858,260	17,651,917
Shares issued in connection with acquisition (1)					-	15,047,839
Share repurchased	(2,261,984)	(1,070,365)	(21,546,469)	(4,902,785)	(4,747,480)	(20,572,599)
Net Increase (decrease)	1,083,866	550,315	(12,553,080)	12,708,564	(1,889,220)	12,127,157
Shares outstanding, beginning of year	2,580,494	2,030,179	51,499,285	38,790,721	19,868,112	7,740,955
Shares outstanding, end of year	3,664,360	2,580,494	38,946,205	51,499,285	17,978,892	19,868,112

Class P
Shares sold	11,724,619	22,632,331	24,543,163	90,049,446	1,940,613	30,563,077
Shares repurchased	(12,665,367)	(5,830,835)	(41,859,194)	(40,795,747)	(14,967,889)	(30,817,390)
Net increase (decrease)	(940,748)	16,801,496	(17,316,031)	49,253,699	(13,027,276)	(254,313)
Shares outstanding, beginning of year	44,721,023	27,919,527	258,356,613	209,102,914	30,900,915	31,155,228
Shares outstanding, end of year	43,780,275	44,721,023	241,040,582	258,356,613	17,873,639	30,900,915

	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio (2)

Class I
Shares sold	11,921,059	8,349,928	2,114,905	1,452,649
Share repurchased	(11,407,785)	(7,000,838)	(3,557,530)	(5,442,920)
Net Increase (decrease)	513,274	1,349,090	(1,442,625)	(3,990,271)
Shares outstanding, beginning of year	35,996,967	34,647,877	24,829,206	28,819,477
Shares outstanding, end of year	36,510,241	35,996,967	23,386,581	24,829,206

Class P
Shares sold	21,885,154	16,993,547	4,928,620	104,463	108,782,452
Shares repurchased	(10,944,104)	(18,722,377)	(2,809,330)	(18,616,357)	(1,398,430)
Net increase (decrease)	10,941,050	(1,728,830)	2,119,290	(18,511,894)	107,384,022
Shares outstanding, beginning of year	88,891,450	90,620,280	12,415,872	30,927,766	-
Shares outstanding, end of year	99,832,500	88,891,450	14,535,162	12,415,872	107,384,022

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio

Class I
Shares sold	7,325,165	4,165,582	11,803,870	7,188,750	3,477,602	991,403
Share repurchased	(7,361,005)	(10,131,322)	(9,109,893)	(10,933,963)	(1,250,191)	(610,778)
Net Increase (decrease)	(35,840)	(5,965,740)	2,693,977	(3,745,213)	2,227,411	380,625
Shares outstanding, beginning of year	60,224,421	66,190,161	44,894,738	48,639,951	4,255,161	3,874,536
Shares outstanding, end of year	60,188,581	60,224,421	47,588,715	44,894,738	6,482,572	4,255,161

Class P
Shares sold	29,122,395	83,291,556	29,222,545	65,681,164	18,849,504	438,893
Shares repurchased	(69,200,763)	(20,341,772)	(14,536,268)	(38,285,147)	(52,269,510)	(32,320,261)
Net increase (decrease)	(40,078,368)	62,949,784	14,686,277	27,396,017	(33,420,006)	(31,881,368)
Shares outstanding, beginning of year	166,968,162	104,018,378	77,577,012	50,180,995	55,401,155	87,282,523
Shares outstanding, end of year	126,889,794	166,968,162	92,263,289	77,577,012	21,981,149	55,401,155

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio

Class I
Shares sold	1,107,262	1,379,414	3,888,176	2,465,217	730,675	668,415
Share repurchased	(2,006,500)	(1,399,703)	(4,182,539)	(3,110,556)	(1,408,758)	(866,977)
Net Increase (decrease)	(899,238)	(20,289)	(294,363)	(645,339)	(678,083)	(198,562)
Shares outstanding, beginning of year	18,850,431	18,870,720	34,022,797	34,668,136	6,212,730	6,411,292
Shares outstanding, end of year	17,951,193	18,850,431	33,728,434	34,022,797	5,534,647	6,212,730

Class P
Shares sold	16,366,043	17,074,943	1,371,535	4,215,785	-	-
Shares repurchased	(7,809,302)	(6,784,914)	(2,114,611)	(1,701,963)	-	-
Net increase (decrease)	8,556,741	10,290,029	(743,076)	2,513,822	-	-
Shares outstanding, beginning of year	33,448,933	23,158,904	8,836,264	6,322,442	843	843
Shares outstanding, end of year	42,005,674	33,448,933	8,093,188	8,836,264	843	843

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio

Class I
Shares sold	1,788,320	1,103,801	3,916,384	2,123,918	1,123,922	750,546
Share repurchased	(3,693,598)	(2,075,614)	(4,179,561)	(2,871,640)	(1,975,475)	(2,198,965)
Net Increase (decrease)	(1,905,278)	(971,813)	(263,177)	(747,722)	(851,553)	(1,448,419)
Shares outstanding, beginning of year	17,750,778	18,722,591	20,814,115	21,561,837	14,649,233	16,097,652
Shares outstanding, end of year	15,845,500	17,750,778	20,550,938	20,814,115	13,797,680	14,649,233

Class P
Shares sold	6,232,729	11,330,304	5,423,968	1,960,979	17,266,785	108,892
Shares repurchased	(8,754,947)	(7,032,297)	(19,288,282)	(16,762,395)	(6,190,468)	(15,783,137)
Net increase (decrease)	(2,522,218)	4,298,007	(13,864,314)	(14,801,416)	11,076,317	(15,674,245)
Shares outstanding, beginning of year	28,784,083	24,486,076	60,634,376	75,435,792	29,422,822	45,097,067
Shares outstanding, end of year	26,261,865	28,784,083	46,770,062	60,634,376	40,499,139	29,422,822

	Main Street Core Portfolio		Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio

Class I
Shares sold	122,636	134,527	795,283	1,300,056	2,911,884	1,663,315
Share repurchased	(1,774,008)	(1,783,763)	(2,339,391)	(2,220,853)	(5,732,037)	(2,758,526)
Net Increase (decrease)	(1,651,372)	(1,649,236)	(1,544,108)	(920,797)	(2,820,153)	(1,095,211)
Shares outstanding, beginning of year	13,290,556	14,939,792	15,857,974	16,778,771	20,095,618	21,190,829
Shares outstanding, end of year	11,639,184	13,290,556	14,313,866	15,857,974	17,275,465	20,095,618

Class P
Shares sold	3,132,129	163,696	302,954	6,776,214	1,030,104	4,419,150
Shares repurchased	(2,241,811)	(2,157,606)	(14,022,942)	(2,554,815)	(12,411,005)	(7,699,556)
Net increase (decrease)	890,318	(1,993,910)	(13,719,988)	4,221,399	(11,380,901)	(3,280,406)
Shares outstanding, beginning of year	8,740,129	10,734,039	24,705,246	20,483,847	29,176,981	32,457,387
Shares outstanding, end of year	9,630,447	8,740,129	10,985,258	24,705,246	17,796,080	29,176,981

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Mid-Cap Value Portfolio		Small-Cap Equity Portfolio		Small-Cap Growth Portfolio

Class I
Shares sold	615,774	698,224	485,880	382,628	527,729	590,734
Share repurchased	(1,379,979)	(824,917)	(585,675)	(478,463)	(1,512,051)	(1,397,737)
Net Increase (decrease)	(764,205)	(126,693)	(99,795)	(95,835)	(984,322)	(807,003)
Shares outstanding, beginning of year	5,847,025	5,973,718	3,746,042	3,841,877	7,334,485	8,141,488
Shares outstanding, end of year	5,082,820	5,847,025	3,646,247	3,746,042	6,350,163	7,334,485

Class P
Shares sold	1,954,598	213,092	94,491	409,152	2,124,667	206,749
Shares repurchased	(9,192,531)	(12,018,405)	(2,467,413)	(1,749,484)	(1,258,341)	(968,240)
Net increase (decrease)	(7,237,933)	(11,805,313)	(2,372,922)	(1,340,332)	866,326	(761,491)
Shares outstanding, beginning of year	30,038,025	41,843,338	5,705,299	7,045,631	1,686,044	2,447,535
Shares outstanding, end of year	22,800,092	30,038,025	3,332,377	5,705,299	2,552,370	1,686,044

	Small-Cap Index Portfolio		Small-Cap Value Portfolio		Value Portfolio

Class I
Shares sold	1,791,235	2,265,620	1,048,474	744,719	1,437,129	424,659
Share repurchased	(3,366,693)	(2,599,216)	(1,613,382)	(1,254,671)	(1,947,016)	(1,631,894)
Net Increase (decrease)	(1,575,458)	(333,596)	(564,908)	(509,952)	(509,887)	(1,207,235)
Shares outstanding, beginning of year	21,375,281	21,708,877	9,442,956	9,952,908	15,558,706	16,765,941
Shares outstanding, end of year	19,799,823	21,375,281	8,878,048	9,442,956	15,048,819	15,558,706

Class P
Shares sold	2,181,376	82,784	88,840	367,743	567,338	17,579,318
Shares repurchased	(2,190,773)	(5,991,208)	(2,632,309)	(2,534,991)	(11,688,256)	(4,775,738)
Net increase (decrease)	(9,397)	(5,908,424)	(2,543,469)	(2,167,248)	(11,120,918)	12,803,580
Shares outstanding, beginning of year	5,937,185	11,845,609	6,381,496	8,548,744	40,765,175	27,961,595
Shares outstanding, end of year	5,927,788	5,937,185	3,838,027	6,381,496	29,644,257	40,765,175

	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio

Class I
Shares sold	868,192	633,534	1,131,454	1,071,943	3,384,773	2,731,600
Share repurchased	(485,814)	(267,850)	(3,356,707)	(2,773,910)	(6,074,583)	(6,140,252)
Net Increase (decrease)	382,378	365,684	(2,225,253)	(1,701,967)	(2,689,810)	(3,408,652)
Shares outstanding, beginning of year	2,605,673	2,239,989	21,686,905	23,388,872	54,908,609	58,317,261
Shares outstanding, end of year	2,988,051	2,605,673	19,461,652	21,686,905	52,218,799	54,908,609

Class P
Shares sold	16,445,452	1,663,139	5,547,412	598,953	12,588,575	324,759
Shares repurchased	(7,833,125)	(7,677,652)	(8,597,418)	(30,975,972)	(23,959,255)	(62,777,228)
Net increase (decrease)	8,612,327	(6,014,513)	(3,050,006)	(30,377,019)	(11,370,680)	(62,452,469)
Shares outstanding, beginning of year	44,762,651	50,777,164	47,398,506	77,775,525	92,890,923	155,343,392
Shares outstanding, end of year	53,374,978	44,762,651	44,348,500	47,398,506	81,520,243	92,890,923

	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio

Class I
Shares sold	949,379	869,870	2,636,948	1,298,622	593,733	374,103
Share repurchased	(2,093,558)	(1,004,583)	(2,424,890)	(2,006,731)	(1,380,367)	(1,413,056)
Net Increase (decrease)	(1,144,179)	(134,713)	212,058	(708,109)	(786,634)	(1,038,953)
Shares outstanding, beginning of year	8,860,346	8,995,059	22,741,699	23,449,808	8,678,318	9,717,271
Shares outstanding, end of year	7,716,167	8,860,346	22,953,757	22,741,699	7,891,684	8,678,318

Class P
Shares sold	2,460,804	131,250	36,649,219	578,434	7,786	-
Shares repurchased	(3,110,327)	(29,055,766)	(43,242,797)	(26,972,430)	(195)	-
Net increase (decrease)	(649,523)	(28,924,516)	(6,593,578)	(26,393,996)	7,591	-
Shares outstanding, beginning of year	12,176,376	41,100,892	86,520,859	112,914,855	773	773
Shares outstanding, end of year	11,526,853	12,176,376	79,927,281	86,520,859	8,364	773

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Real Estate Portfolio		Technology Portfolio		PSF DFA Balanced Allocation Portfolio (3)

Class D
Shares sold					3,642,295	4,363,151
Share repurchased					(1,132,096)	(701,647)
Net Increase (decrease)					2,510,199	3,661,504
Shares outstanding, beginning of year					18,116,837	14,455,333
Shares outstanding, end of year					20,627,036	18,116,837

Class I
Shares sold	725,885	765,574	5,389,370	2,253,651
Share repurchased	(1,791,606)	(1,556,566)	(4,810,335)	(3,167,944)
Net Increase (decrease)	(1,065,721)	(790,992)	579,035	(914,293)
Shares outstanding, beginning of year	9,600,312	10,391,304	19,198,242	20,112,535
Shares outstanding, end of year	8,534,591	9,600,312	19,777,277	19,198,242

Class P
Shares sold	101,871	9,687,856	26,342	204	5,942	1,774
Shares repurchased	(5,345,357)	(2,865,947)	(2,240)	-	(1,095)	-
Net increase (decrease)	(5,243,486)	6,821,909	24,102	204	4,847	1,774
Shares outstanding, beginning of year	13,139,879	6,317,970	2,041	1,837	1,774	-
Shares outstanding, end of year	7,896,393	13,139,879	26,143	2,041	6,621	1,774

	Pacific Dynamix - Conservative Growth Portfolio (3)		Pacific Dynamix - Moderate Growth Portfolio (3)		Pacific Dynamix - Growth Portfolio (3)

Class I
Shares sold	3,501,728	2,303,605	2,673,726	2,676,008	10,692,527	2,711,031
Share repurchased	(3,462,636)	(3,621,069)	(9,439,721)	(9,136,286)	(1,611,622)	(3,246,015)
Net Increase (decrease)	39,092	(1,317,464)	(6,765,995)	(6,460,278)	9,080,905	(534,984)
Shares outstanding, beginning of year	33,020,684	34,338,148	115,239,776	121,700,054	34,853,006	35,387,990
Shares outstanding, end of year	33,059,776	33,020,684	108,473,781	115,239,776	43,933,911	34,853,006

Class P
Shares sold	31,005	3,310	50,234	13,749	128,770	3,406
Shares repurchased	(5,400)	-	(10,836)	-	(25,432)	-
Net increase (decrease)	25,605	3,310	39,398	13,749	103,338	3,406
Shares outstanding, beginning of year	3,310	-	13,749	-	3,406	-
Shares outstanding, end of year	28,915	3,310	53,147	13,749	106,744	3,406

	Portfolio Optimization Conservative Portfolio (3)		Portfolio Optimization Moderate- Conservative Portfolio (3)		Portfolio Optimization Moderate Portfolio (3)

Class I
Shares sold	20,391,084	7,844,610	1,082,123	1,298,608	2,605,602	874,047
Share repurchased	(19,914,423)	(18,643,450)	(19,967,918)	(25,596,220)	(75,590,394)	(99,057,728)
Net Increase (decrease)	476,661	(10,798,840)	(18,885,795)	(24,297,612)	(72,984,792)	(98,183,681)
Shares outstanding, beginning of year	111,435,638	122,234,478	160,289,183	184,586,795	607,872,044	706,055,725
Shares outstanding, end of year	111,912,299	111,435,638	141,403,388	160,289,183	534,887,252	607,872,044

Class P
Shares sold	483	11,407	964	16,438	14,455	62,366
Shares repurchased	(40)	-	(4)	-	(325)	-
Net increase (decrease)	443	11,407	960	16,438	14,130	62,366
Shares outstanding, beginning of year	11,407	-	16,438	-	62,366	-
Shares outstanding, end of year	11,850	11,407	17,398	16,438	76,496	62,366

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
	Portfolio Optimization Growth Portfolio (3)		Portfolio Optimization Aggressive-Growth Portfolio (3)		PD 1-3 Year Corporate Bond Portfolio
Class I
Shares sold	1,794,202	871,294	1,081,802	881,643
Share repurchased	(58,541,911)	(77,015,613)	(13,665,430)	(17,971,447)
Net Increase (decrease)	(56,747,709)	(76,144,319)	(12,583,628)	(17,089,804)
Shares outstanding, beginning of year	487,930,090	564,074,409	107,586,882	124,676,686
Shares outstanding, end of year	431,182,381	487,930,090	95,003,254	107,586,882

Class P
Shares sold	50,314	49,970	24,254	11,062	4,056,967	2,994,665
Shares repurchased	(936)	-	(7,352)	-	(6,525,712)	(1,304,654)
Net increase (decrease)	49,378	49,970	16,902	11,062	(2,468,745)	1,690,011
Shares outstanding, beginning of year	49,970	-	11,062	-	21,715,989	20,025,978
Shares outstanding, end of year	99,348	49,970	27,964	11,062	19,247,244	21,715,989

	PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio		PD Large-Cap Growth Index Portfolio
Class P
Shares sold	16,641,203	3,046,779	4,005,831	10,299,137	2,047,271	1,559,699
Shares repurchased	(14,282,804)	(19,850,324)	(379,918)	(1,167,972)	(6,033,032)	(2,067,932)
Net increase (decrease)	2,358,399	(16,803,545)	3,625,913	9,131,165	(3,985,761)	(508,233)
Shares outstanding, beginning of year	67,660,329	84,463,874	21,480,758	12,349,593	16,873,893	17,382,126
Shares outstanding, end of year	70,018,728	67,660,329	25,106,671	21,480,758	12,888,132	16,873,893

	PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio (2)		PD Small-Cap Growth Index Portfolio
Class P
Shares sold	6,979,522	2,150,544	36,203,011		413,277	574,589
Shares repurchased	(8,064,575)	(1,628,274)	(451,758)		(1,046,646)	(111,071)
Net increase (decrease)	(1,085,053)	522,270	35,751,253		(633,369)	463,518
Shares outstanding, beginning of year	23,826,053	23,303,783	-		1,811,263	1,347,745
Shares outstanding, end of year	22,741,000	23,826,053	35,751,253		1,177,894	1,811,263

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
Class P
Shares sold	979,772	184,403	2,241,726	921,307	3,085,926	902,927
Shares repurchased	(1,594,397)	(1,522,727)	(1,619,554)	(2,084,125)	(2,687,141)	(5,168,365)
Net increase (decrease)	(614,625)	(1,338,324)	622,172	(1,162,818)	398,785	(4,265,438)
Shares outstanding, beginning of year	2,276,455	3,614,779	10,964,735	12,127,553	27,823,042	32,088,480
Shares outstanding, end of year	1,661,830	2,276,455	11,586,907	10,964,735	28,221,827	27,823,042

(1)	See Note 12 in Notes to Financial Statements for shares issued in connection with the acquisition.
(2)	Operations commenced on October 23, 2020.
(3)	Class P of the PSF DFA Balanced Allocation, Pacific Dynamix, and Portfolio Optimization Portfolios commenced operations on October 31, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Fund (the “Trust”) comprising the Core Income, Diversified Bond, Floating Rate Income, High Yield Bond, Inflation Managed, Intermediate Bond, Managed Bond, Short Duration Bond, Emerging Markets Debt, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth (formerly named Developing Growth), Small-Cap Index, Small-Cap Value, Value (formerly named Comstock), Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, PSF DFA Balanced Allocation, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (the “Portfolios”), including the schedules of investments, as of December 31, 2020; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statements of cash flows for the year then ended for the Inflation Managed Portfolio, and the financial highlights for each of the five years in the period then ended for the Portfolios, except Intermediate Bond, PSF DFA Balanced Allocation, and PD Mid-Cap Index Portfolios; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Intermediate Bond, PSF DFA Balanced Allocation, and PD Mid-Cap Index Portfolios; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed above constituting the Trust as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), the cash flows for the Inflation Managed Portfolio for the year then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Portfolio Comprising the Pacific Select Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Intermediate Bond	For the period from October 23, 2020 (commencement of operations) through December 31, 2020
PSF DFA Balanced Allocation	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, 2017, and the period from April 29, 2016 (commencement of operations) through December 31, 2016
PD Mid-Cap Index	For the period from October 23, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

E-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 23, 2021

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-2

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/20” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/20-12/31/20” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2020 to December 31, 2020.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/20-12/31/20.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
Core Income
Actual

Class I	$1,000.00	$1,046.10	0.73%	$3.75

Class P	1,000.00	1,047.10	0.53%	2.73
Hypothetical

Class I	$1,000.00	$1,021.47	0.73%	$3.71

Class P	1,000.00	1,022.47	0.53%	2.69

Diversified Bond
Actual

Class I	$1,000.00	$1,050.90	0.65%	$3.35

Class P	1,000.00	1,051.90	0.45%	2.32
Hypothetical

Class I	$1,000.00	$1,021.87	0.65%	$3.30

Class P	1,000.00	1,022.87	0.45%	2.29

Floating Rate Income
Actual

Class I	$1,000.00	$1,059.40	0.83%	$4.30

Class P	1,000.00	1,060.50	0.63%	3.26
Hypothetical

Class I	$1,000.00	$1,020.96	0.83%	$4.22

Class P	1,000.00	1,021.97	0.63%	3.20

High Yield Bond
Actual

Class I	$1,000.00	$1,122.20	0.63%	$3.36

Class P	1,000.00	1,123.30	0.43%	2.30
Hypothetical

Class I	$1,000.00	$1,021.97	0.63%	$3.20

Class P	1,000.00	1,022.97	0.43%	2.19

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
Inflation Managed
Actual

Class I	$1,000.00	$1,053.80	0.73%	$3.77

Class P	1,000.00	1,054.80	0.55%	2.84
Hypothetical

Class I	$1,000.00	$1,021.47	0.73%	$3.71

Class P	1,000.00	1,022.37	0.55%	2.80

Intermediate Bond (2)
Actual

Class P	$1,000.00	$1,015.70	0.45%	$0.87
Hypothetical

Class P	$1,000.00	$1,022.87	0.45%	$2.29

Managed Bond
Actual

Class I	$1,000.00	$1,024.30	0.62%	$3.15

Class P	1,000.00	1,025.40	0.42%	2.14
Hypothetical

Class I	$1,000.00	$1,022.02	0.62%	$3.15

Class P	1,000.00	1,023.03	0.42%	2.14

Short Duration Bond
Actual

Class I	$1,000.00	$1,015.90	0.63%	$3.19

Class P	1,000.00	1,016.90	0.43%	2.18
Hypothetical

Class I	$1,000.00	$1,021.97	0.63%	$3.20

Class P	1,000.00	1,022.97	0.43%	2.19

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
Emerging Markets Debt
Actual

Class I	$1,000.00	$1,122.80	1.11%	$5.92

Class P	1,000.00	1,123.90	0.86%	4.59
Hypothetical

Class I	$1,000.00	$1,019.56	1.11%	$5.63

Class P	1,000.00	1,020.81	0.86%	4.37

Dividend Growth
Actual

Class I	$1,000.00	$1,207.30	0.88%	$4.88

Class P	1,000.00	1,208.50	0.68%	3.77
Hypothetical

Class I	$1,000.00	$1,020.71	0.88%	$4.47

Class P	1,000.00	1,021.72	0.68%	3.46

Equity Index
Actual

Class I	$1,000.00	$1,220.10	0.28%	$1.56

Class P	1,000.00	1,221.30	0.08%	0.45
Hypothetical

Class I	$1,000.00	$1,023.73	0.28%	$1.42

Class P	1,000.00	1,024.73	0.08%	0.41

Focused Growth
Actual

Class I	$1,000.00	$1,259.40	0.96%	$5.45

Class P	1,000.00	1,260.70	0.75%	4.26
Hypothetical

Class I	$1,000.00	$1,020.31	0.96%	$4.88

Class P	1,000.00	1,021.37	0.75%	3.81

Growth
Actual

Class I	$1,000.00	$1,198.60	0.78%	$4.31

Class P	1,000.00	1,199.90	0.58%	3.21
Hypothetical

Class I	$1,000.00	$1,021.22	0.78%	$3.96

Class P	1,000.00	1,022.22	0.58%	2.95

Large-Cap Growth
Actual

Class I	$1,000.00	$1,217.50	0.88%	$4.91

Class P	1,000.00	1,218.70	0.68%	3.79
Hypothetical

Class I	$1,000.00	$1,020.71	0.88%	$4.47

Class P	1,000.00	1,021.72	0.68%	3.46

Large-Cap Value
Actual

Class I	$1,000.00	$1,209.90	0.83%	$4.61

Class P	1,000.00	1,211.10	0.63%	3.50
Hypothetical

Class I	$1,000.00	$1,020.96	0.83%	$4.22

Class P	1,000.00	1,021.97	0.63%	3.20

Main Street Core
Actual

Class I	$1,000.00	$1,207.80	0.68%	$3.77

Class P	1,000.00	1,209.00	0.48%	2.67
Hypothetical

Class I	$1,000.00	$1,021.72	0.68%	$3.46

Class P	1,000.00	1,022.72	0.48%	2.44

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
Mid-Cap Equity
Actual

Class I	$1,000.00	$1,329.70	0.87%	$5.09

Class P	1,000.00	1,331.10	0.67%	3.93
Hypothetical

Class I	$1,000.00	$1,020.76	0.87%	$4.42

Class P	1,000.00	1,021.77	0.67%	3.40

Mid-Cap Growth
Actual

Class I	$1,000.00	$1,334.90	0.90%	$5.28

Class P	1,000.00	1,336.20	0.70%	4.11
Hypothetical

Class I	$1,000.00	$1,020.61	0.90%	$4.57

Class P	1,000.00	1,021.62	0.70%	3.56

Mid-Cap Value
Actual

Class I	$1,000.00	$1,285.90	0.92%	$5.29

Class P	1,000.00	1,287.20	0.72%	4.14
Hypothetical

Class I	$1,000.00	$1,020.51	0.92%	$4.67

Class P	1,000.00	1,021.52	0.72%	3.66

Small-Cap Equity
Actual

Class I	$1,000.00	$1,322.60	0.90%	$5.25

Class P	1,000.00	1,323.90	0.71%	4.15
Hypothetical

Class I	$1,000.00	$1,020.61	0.90%	$4.57

Class P	1,000.00	1,021.57	0.71%	3.61

Small-Cap Growth
Actual

Class I	$1,000.00	$1,388.20	0.84%	$5.04

Class P	1,000.00	1,389.60	0.64%	3.84
Hypothetical

Class I	$1,000.00	$1,020.91	0.84%	$4.27

Class P	1,000.00	1,021.92	0.64%	3.25

Small-Cap Index
Actual

Class I	$1,000.00	$1,375.00	0.54%	$3.22

Class P	1,000.00	1,376.30	0.34%	2.03
Hypothetical

Class I	$1,000.00	$1,022.42	0.54%	$2.75

Class P	1,000.00	1,023.43	0.34%	1.73

Small-Cap Value
Actual

Class I	$1,000.00	$1,372.60	0.98%	$5.84

Class P	1,000.00	1,374.00	0.78%	4.65
Hypothetical

Class I	$1,000.00	$1,020.21	0.98%	$4.98

Class P	1,000.00	1,021.22	0.78%	3.96

Value
Actual

Class I	$1,000.00	$1,168.30	0.90%	$4.91

Class P	1,000.00	1,169.50	0.70%	3.82
Hypothetical

Class I	$1,000.00	$1,020.61	0.90%	$4.57

Class P	1,000.00	1,021.62	0.70%	3.56

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
Value Advantage
Actual

Class I	$1,000.00	$1,233.00	0.89%	$5.00

Class P	1,000.00	1,234.20	0.69%	3.88
Hypothetical

Class I	$1,000.00	$1,020.66	0.89%	$4.52

Class P	1,000.00	1,021.67	0.69%	3.51

Emerging Markets
Actual

Class I	$1,000.00	$1,293.40	1.02%	$5.88

Class P	1,000.00	1,294.70	0.83%	4.79
Hypothetical

Class I	$1,000.00	$1,020.01	1.02%	$5.18

Class P	1,000.00	1,020.96	0.83%	4.22

International Large-Cap
Actual

Class I	$1,000.00	$1,205.10	1.01%	$5.60

Class P	1,000.00	1,206.30	0.81%	4.49
Hypothetical

Class I	$1,000.00	$1,020.06	1.01%	$5.13

Class P	1,000.00	1,021.06	0.81%	4.12

International Small-Cap
Actual

Class I	$1,000.00	$1,276.20	1.08%	$6.18

Class P	1,000.00	1,277.50	0.88%	5.04
Hypothetical

Class I	$1,000.00	$1,019.71	1.08%	$5.48

Class P	1,000.00	1,020.71	0.88%	4.47

International Value
Actual

Class I	$1,000.00	$1,233.50	0.88%	$4.94

Class P	1,000.00	1,234.80	0.68%	3.82
Hypothetical

Class I	$1,000.00	$1,020.71	0.88%	$4.47

Class P	1,000.00	1,021.72	0.68%	3.46

Health Sciences
Actual

Class I	$1,000.00	$1,144.80	1.13%	$6.09

Class P	1,000.00	1,146.00	0.93%	5.02
Hypothetical

Class I	$1,000.00	$1,019.46	1.13%	$5.74

Class P	1,000.00	1,020.46	0.93%	4.72

Real Estate
Actual

Class I	$1,000.00	$1,120.40	0.97%	$5.17

Class P	1,000.00	1,121.50	0.77%	4.11
Hypothetical

Class I	$1,000.00	$1,020.26	0.97%	$4.93

Class P	1,000.00	1,021.27	0.77%	3.91

Technology
Actual

Class I	$1,000.00	$1,247.70	1.14%	$6.44

Class P	1,000.00	1,249.00	0.94%	5.31
Hypothetical

Class I	$1,000.00	$1,019.41	1.14%	$5.79

Class P	1,000.00	1,020.41	0.94%	4.77

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
PSF DFA Balanced Allocation (3)
Actual

Class D	$1,000.00	$1,151.50	0.49%	$2.65

Class P	1,000.00	1,152.90	0.23%	1.24
Hypothetical

Class D	$1,000.00	$1,022.67	0.49%	$2.49

Class P	1,000.00	1,023.98	0.23%	1.17

Pacific Dynamix-Conservative Growth (3)
Actual

Class I	$1,000.00	$1,117.60	0.38%	$2.02

Class P	1,000.00	1,118.70	0.18%	0.96
Hypothetical

Class I	$1,000.00	$1,023.23	0.38%	$1.93

Class P	1,000.00	1,024.23	0.18%	0.92

Pacific Dynamix-Moderate Growth (3)
Actual

Class I	$1,000.00	$1,163.00	0.38%	$2.07

Class P	1,000.00	1,164.20	0.18%	0.98
Hypothetical

Class I	$1,000.00	$1,023.23	0.38%	$1.93

Class P	1,000.00	1,024.23	0.18%	0.92

Pacific Dynamix-Growth (3)
Actual

Class I	$1,000.00	$1,206.70	0.38%	$2.11

Class P	1,000.00	1,207.90	0.18%	1.00
Hypothetical

Class I	$1,000.00	$1,023.23	0.38%	$1.93

Class P	1,000.00	1,024.23	0.18%	0.92

Portfolio Optimization Conservative (3)
Actual

Class I	$1,000.00	$1,073.10	0.32%	$1.67

Class P	1,000.00	1,074.10	0.12%	0.63
Hypothetical

Class I	$1,000.00	$1,023.53	0.32%	$1.63

Class P	1,000.00	1,024.53	0.12%	0.61

Portfolio Optimization Moderate-Conservative (3)
Actual

Class I	$1,000.00	$1,112.70	0.32%	$1.70

Class P	1,000.00	1,113.80	0.12%	0.64
Hypothetical

Class I	$1,000.00	$1,023.53	0.32%	$1.63

Class P	1,000.00	1,024.53	0.12%	0.61

Portfolio Optimization Moderate (3)
Actual

Class I	$1,000.00	$1,138.80	0.31%	$1.67

Class P	1,000.00	1,140.00	0.11%	0.59
Hypothetical

Class I	$1,000.00	$1,023.58	0.31%	$1.58

Class P	1,000.00	1,024.58	0.11%	0.56

Portfolio Optimization Growth (3)
Actual

Class I	$1,000.00	$1,173.80	0.31%	$1.69

Class P	1,000.00	1,175.00	0.11%	0.60
Hypothetical

Class I	$1,000.00	$1,023.58	0.31%	$1.58

Class P	1,000.00	1,024.58	0.11%	0.56

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
Portfolio Optimization Aggressive-Growth (3)
Actual

Class I	$1,000.00	$1,204.40	0.32%	$1.77

Class P	1,000.00	1,205.60	0.12%	0.67
Hypothetical

Class I	$1,000.00	$1,023.53	0.32%	$1.63

Class P	1,000.00	1,024.53	0.12%	0.61

PD 1-3 Year Corporate Bond
Actual

Class P	$1,000.00	$1,010.30	0.21%	$1.06
Hypothetical

Class P	$1,000.00	$1,024.08	0.21%	$1.07

PD Aggregate Bond Index
Actual

Class P	$1,000.00	$1,011.70	0.18%	$0.91
Hypothetical

Class P	$1,000.00	$1,024.23	0.18%	$0.92

PD High Yield Bond Market
Actual

Class P	$1,000.00	$1,113.60	0.22%	$1.17
Hypothetical

Class P	$1,000.00	$1,024.03	0.22%	$1.12

PD Large-Cap Growth Index
Actual

Class P	$1,000.00	$1,260.10	0.16%	$0.91
Hypothetical

Class P	$1,000.00	$1,024.33	0.16%	$0.81

PD Large-Cap Value Index
Actual

Class P	$1,000.00	$1,226.90	0.17%	$0.95
Hypothetical

Class P	$1,000.00	$1,024.28	0.17%	$0.87

Portfolio	Beginning Account Value at 07/01/20	Ending Account Value at 12/31/20	Annualized Expense Ratio	Expenses Paid During the Period 07/01/20- 12/31/20 (1)
PD Mid-Cap Index (2)
Actual

Class P	$1,000.00	$1,124.40	0.21%	$0.43
Hypothetical

Class P	$1,000.00	$1,024.08	0.21%	$1.07

PD Small-Cap Growth Index
Actual

Class P	$1,000.00	$1,388.00	0.24%	$1.44
Hypothetical

Class P	$1,000.00	$1,023.93	0.24%	$1.22

PD Small-Cap Value Index
Actual

Class P	$1,000.00	$1,366.50	0.26%	$1.55
Hypothetical

Class P	$1,000.00	$1,023.83	0.26%	$1.32

PD Emerging Markets
Actual

Class P	$1,000.00	$1,307.80	0.51%	$2.96
Hypothetical

Class P	$1,000.00	$1,022.57	0.51%	$2.59

PD International Large-Cap
Actual

Class P	$1,000.00	$1,220.90	0.25%	$1.40
Hypothetical

Class P	$1,000.00	$1,023.88	0.25%	$1.27

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.

(2)

The Intermediate Bond and PD Mid-Cap Index Portfolios commenced operations on October 23, 2020. The actual fund return and expenses paid by the Fund was for the period from October 23, 2020 to December 31, 2020 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

(3)

The annualized expense ratios for the Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective Underlying Funds in which these Funds invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, as of January 1, 2021. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	81

Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) of Pacific Funds Series Trust; Consultant to the Pacific Funds Series Trust (3/19 to 6/19); Member of the Board of Advisors of Market Insight Out (11/20 to present); Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	81

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	81

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	81

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	81

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to present) of Pacific Funds Series Trust.	81

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	81

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Funds Series Trust.	81

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	81

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Funds Series Trust.	81

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	81

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	81

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) and of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	81

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	81

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	81

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	81

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	81

Benjamin D. Wiesenfeld Year of birth 1978	Assistant Vice President and Deputy Chief Compliance & Ethics Officer since 1/01/21	Assistant Vice President (6/20 to present) of Pacific Life; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds; Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShare ETFs; General Counsel And Chief Compliance Officer (5/09 to 6/16) of Scout Investments, Inc. and Scout Funds; Vice President and Deputy Chief Compliance & Ethics Officer (1/21 to Present) of Pacific Funds Series Trust.	81

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2020, the “Fund Complex” consisted of Pacific Select Fund (51 funds) and Pacific Funds Series Trust (30 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Pacific Dynamix Funds”); and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained affiliated or unaffiliated firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at a meeting of the Trustees held on December 8, 2020.1 Although the 1940 Act requires that continuances of the Agreements be approved by the in-person vote of a majority of the Independent Trustees, the December 8, 2020 meeting, which was attended by all of the Trustees, was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The December 8, 2020 meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received virtual presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management, business continuity plan, cybersecurity and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as the investment adviser, PLFA provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, evaluating Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life Insurance Company (“Pacific Life”) of the variable insurance products, which are supported by the Trust.

The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information regarding the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice

[1]

At the December 8th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the Core Income Portfolio, Floating Rate Income Portfolio, High Yield Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Growth Portfolio, International Small-Cap Portfolio or Diversified Bond Portfolio as those agreements were not up for renewal at that time.

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furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in so as to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the Directly Managed Funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. The Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Directly Managed Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Directly Managed Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had engaged a third-party consulting firm to review PLFA’s asset allocation process in 2016, and that the firm had reported favorably on PLFA’s asset allocation capabilities.

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required by Rule 38a-1 under the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s

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investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the current COVID-19 pandemic and the updates it provided to the Board on how the business continuity plans of Sub-Advisers and other third-party service providers were operating.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Directly Managed Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Directly Managed Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings, video meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information regarding securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Portfolio Optimization Funds and Pacific Dynamix Funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the

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Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required by Rule 38a-1 under the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements for the unaffiliated Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2020, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing a Fund’s performance against its Selected Performance Peer Group, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the Selected Performance Peer Group. With respect to actively managed Funds, when reviewing a Fund’s performance against its benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.

Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Directly Managed Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of any recurring or material underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. The following summary highlights certain, but not all, relevant facts considered by the Board with respect to the Fund’s performance track record.

Dividend Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period and the second quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative

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performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund for its short-term performance and will closely monitor it for improved performance.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period and the second quintile for the three-, five- and ten-year periods.

Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and performed in line for the ten-year period and ranked in the fourth quintile of its Peer Group for the one-year period, the second quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the second quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective July 2020 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Main Street Core Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective October 2020 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Value Advantage Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fifth quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

Mid-Cap Equity Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and performed in line for the ten-year period and ranked in the third quintile of its Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers.

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Small-Cap Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Small-Cap Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective May 2020 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Peer Group for the one-, three-, five- and ten-year periods.

Emerging Markets Debt Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that performance has recently improved and PLFA will continue to closely monitor it for improved performance.

International Large-Cap Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

International Small-Cap Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the fourth quintile of its Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective July 2020 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

International Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

Health Sciences Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the first or second quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods and third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Technology Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods and ranked in the second quintile of its Peer Group for the one- and three-year periods and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Core Income Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods.

Diversified Bond Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective July 2020 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Floating Rate Income Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods.

High Yield Bond Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Inflation Managed Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and performed in line for the five- and ten-year periods and ranked in the second quintile of its Peer Group for the one- and ten-year periods and the third quintile for the three- and five-year periods.

Managed Bond Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and five-year periods, underperformed for the three-year period and performed in line for the ten-year period and ranked in the third quintile of its Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the second quintile for the five-year period.

PD 1-3 Year Corporate Bond Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Short Duration Bond Portfolio

The Fund underperformed its Selected Performance Peer Group for the one-, five- and ten-year periods and performed in line for the three-year period and ranked in the third quintile of its Peer Group for the one-, three- and ten-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA would closely monitor the Fund for improved performance.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

PD High Yield Bond Market Portfolio

The Fund performed in line with its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and ten-year periods and the first or second quintile for the three- and five-year periods.

PD International Large-Cap Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund outperformed its index which resulted in a higher tracking error than the median tracking error of its Selected Performance Peer Group. The primary contributors to the outperformance/higher tracking error include imperfect correlation between index futures implemented within the Portfolio and the target index, as well as un-invested cash resulting from net inflows during a period when there was a significant market selloff.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

PD Small-Cap Value Index Portfolio

The Fund outperformed its index which resulted in a higher tracking error than the median tracking error of its Selected Performance Peer Group. The primary contributors to the outperformance/higher tracking error include imperfect correlation between index futures implemented within the Portfolio and the target index, as well as un-invested cash resulting from net inflows during a period when there was a significant market selloff.

Pacific Dynamix – Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Peer Group for the one-, three-, five- and ten-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the second quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period.

PSF DFA Balanced Allocation Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and three-year periods and ranked in the third quintile of its Peer Group for the one- and three-year periods.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund.

Portfolio Optimization Conservative Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period and ranked in the fourth quintile of its Peer Group for the one- and three-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund.

Portfolio Optimization Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and performed in line for the five-year period and ranked in the third quintile of its Peer Group for the one-, three- and five-year periods.

Portfolio Optimization Moderate Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods and ranked in the third quintile of its Peer Group for the one-, three- and five-year periods.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund performed in line with its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and outperformed for the five-year period and ranked in the third quintile of its Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five-year period.

*****

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds for the Directly Managed Funds and that the Directly Managed Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Directly Managed Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Directly Managed Funds and the benefits the Directly Managed Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Directly Managed Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Selected Expense Peer Group information is used to review the Funds expenses, excluding acquired fund fees and expenses, to the peer group. The Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (after waivers) is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund (after waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.075% of its advisory fee.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before and after waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before and after waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund (after waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before and after waivers) is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund (after waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund (after waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

*****

During their review, the Trustees considered that all of the Funds, except for the Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the affiliated Sub-Adviser, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the affiliated Sub-Adviser, the Trustees took into account the fact that the Sub-Advised Funds’ fees rates were not the subject of an arms’-length negotiation with PLFA, but considered information relating to competitive fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Directly Managed Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the unaffiliated Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale as the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Directly Managed Funds. The Independent Trustees noted that the Portfolio Optimization Funds and Pacific Dynamix Funds are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Directly Managed Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the projected size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information regarding other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information regarding other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by mutual fund investment organizations or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including all of the Independent Trustees, concluded that: (i) the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each unaffiliated Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS

(Unaudited)

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 26, 2020 representing 16,715,409 shares of the Inflation Strategy Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) of that Portfolio would be held at the offices of the Trust on April 17, 2020. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the Inflation Strategy Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the Inflation Strategy Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Inflation Strategy Portfolio	16,458,067	98.46%	67,085	0.40%	190,257	1.14%	16,715,409	100.00%

*	Based on total shares outstanding as of the record date February 26, 2020.

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 26, 2020 representing 70,972,991 shares of the Currency Strategies Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) of that Portfolio would be held at the offices of the Trust on April 17, 2020. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the Currency Strategies Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the Currency Strategies Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Currency Strategies Portfolio	67,870,951	95.63%	0	0.00%	3,102,040	2.99%	70,972,991	100.00%

*	Based on total shares outstanding as of the record date February 26, 2020.

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on September 18, 2020 representing 50,166,448 shares of the International Equity Income Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) of that Portfolio would be held at the offices of the Trust on October 23, 2020. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the International Equity Income Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the International Equity Income Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
International Equity Income Portfolio	50,166,448	100.00%	0	0.00%	0	0.00%	50,166,448	100.00%

*	Based on total shares outstanding as of the record date September 18, 2020.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT, (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), Information Statements, and shareholder reports are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees.

(a) The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended

December 31, 2020 and 2019 were $1,478,000 and $1,555,700, respectively.

Audit-Related Fees.

(b) For the fiscal years ended December 31, 2020 and December 31, 2019 there were no audit-related fees.

Tax Fees.

(c) The aggregate tax fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2020 and 2019 were $82,000 and $0, respectively.

All Other Fees.

(d) There were no other fee billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2019 and 2020.

(e)(l)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(l)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs’’) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(l)A.(ii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items.

(e)(2) No services included in (b)-(c) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no service rendered included in (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2020 and 2019 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $2,545,818 and $1,296,562, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and the Treasurer of the Registrant have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)

Separate certifications for the principal executive and principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 4, 2021

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	March 4, 2021